UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:
Michael P. Lawlor c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: 617-578-4036

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through June 30, 2016

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 3.78%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets began the year with a very rough start as global stocks fell significantly from January through early February. Market performance reflected investor anxiety about global growth, Chinese monetary policy, the stability of European banks, and assorted geopolitical issues. But as oil prices began to stabilize, and recession concerns receded somewhat, equities recovered most of their losses. Worth noting was the divergence in equity performance, as emerging market stocks rallied and were the strongest performers. U.S. large capitalization stocks also gained while U.S. small capitalization stocks and global equities declined.

Sharp currency movements continued throughout the first quarter. The yen and euro strengthened despite aggressive policy easing in Japan and Europe, as investors expressed skepticism about the ability of central banks to weaken currencies. As a result, returns varied significantly in different currencies during the quarter. Currency trends helped explain regional performance trends. The stronger yen and euro weighed on the performance of Japanese and European stocks during the quarter, while the weakening U.S. dollar helped emerging market equities as well as U.S. large capitalization stocks.

Global equity markets advanced slightly in the second quarter despite anxiety caused at the end of June by Britain’s referendum vote to exit the European Union (“Brexit”). The Brexit decision triggered a political crisis in Britain—the world’s fifth-biggest economy—and led to uncertainty across Europe. In the days following the June 23rd vote, stocks fell sharply as investors sold risk assets, preferring safe havens such as gold and sovereign debt. Currency markets were turbulent. Yet the MSCI World Index recovered to end the quarter up in local-currency terms.

During the quarter, British stocks recovered all of their losses from the Brexit scare to end the quarter up, while U.S. equities were resilient. Japanese stocks underperformed as the yen strengthened. Cyclical stocks lagged amid concerns about the global economic outlook, while Financial stocks were also hit by further falls in interest rates. Energy and Commodity stocks continued to recover, and defensive stocks did well.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long term growth by participating in up markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we should capture potential return opportunities and manage risk. The strategic allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges (including real estate) and 40% invested in a mix of global sovereign and high quality corporate bonds.

Net of fees, over the first six months of the year, the Portfolio was positive and slightly underperformed the Dow Jones Global Moderate Index. In the first quarter, our underweight to U.S. equities detracted from performance. Our overweight to developed international equities hurt as well. Meanwhile, our overweight to bonds contributed to performance. In the second quarter, our equity timing decisions that centered around the Brexit vote detracted from performance. We held a modest overweight to growth-sensitive assets coming into the vote and then subsequently de-risked by selling across all equity regions as the markets rallied. Meanwhile, our allocation to High Yield bonds and Canadian stocks along with our decision to hedge the British pound contributed to performance. Over both quarters, our allocation to real estate (“REITs”) as well as our extended duration exposure due to a 10-year interest rate swap contributed to performance as interest rates fell.

We began the year neutral to total equity exposure with tilts to Europe and Japan. Over the first quarter, we meaningfully reduced exposure across all equity regions except for emerging markets, where we added. Near the end of March, we increased equity exposure to end the period close to neutral. In fixed income, we began the period overweight bonds with diversification to inflation-linked bonds and High-Yield bonds. Through the first quarter, we adjusted these exposures—ultimately reducing our overall fixed income allocation to end close to neutral. In currency management, we remained pro-U.S. dollar but varied the magnitude and composition of our hedges.

We began the second quarter neutral to total equity exposure with tilts to the UK and Europe. Over the quarter, before the U.K. referendum, we increased exposure to global equities and credit and reduced exposure in the U.K. to neutral. After Brexit, we decreased our exposure to end the period with an underweight across all equity regions except for emerging markets. In fixed income, we began the period close to neutral to bonds with diversification to inflation-linked bonds and High Yield bonds. Through the quarter, we eliminated our position in High Yield credit and inflation-linked bonds and added to sovereign bonds to end the period close to neutral to fixed income. In currency management, we remained pro-U.S. dollar and underweight the British pound and the euro.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange-traded funds, total return swaps, interest rate swaps, credit default swaps, and equity options for both hedging and investment purposes. Equity options, currency forwards, and interest rate swaps were used for hedging purposes, while credit default swaps, total return swaps, equity futures, exchange traded funds, and fixed income futures were used for investment purposes. All derivatives performed in line with the managers’ expectations over the period.

MIST-1

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

We ended the period underweight to risk assets. The Portfolio held an underweight to all equity regions except for emerging markets. The Portfolio is close to neutral in global REITs for diversification. The Portfolio was also close to neutral in sovereign bonds and had an allocation to cash.

Daniel Loewy

Vadim Zlotnikov

Brian Brugman

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
AB Global Dynamic Allocation Portfolio
Class B	3.78	2.58	6.51	5.94
Dow Jones Moderate Index	4.67	1.73	5.90	5.39

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Equity Sectors

% of Net Assets
Financials	14.4
Health Care	6.4
Information Technology	5.9
Consumer Discretionary	5.7
Consumer Staples	5.6

Top Fixed Income Sectors

% of Net Assets
Cash & Cash Equivalents	22.4
U.S. Treasury & Government Agencies	19.6
Foreign Government	4.7

MIST-3

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.87%	$1,000.00	$1,037.80	$4.41
	Hypothetical*	0.87%	$1,000.00	$1,020.54	$4.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—49.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Airbus Group SE	58,764	$3,412,331
BAE Systems plc	315,929	2,215,263
Boeing Co. (The) (a)	41,125	5,340,904
Cobham plc	109,227	229,151
General Dynamics Corp.	19,330	2,691,509
Honeywell International, Inc.	50,860	5,916,035
L-3 Communications Holdings, Inc.	5,185	760,588
Leonardo-Finmeccanica S.p.A. (b)	40,376	410,225
Lockheed Martin Corp.	17,345	4,304,509
Meggitt plc	77,337	419,525
Northrop Grumman Corp.	12,025	2,672,917
Raytheon Co.	19,815	2,693,849
Rockwell Collins, Inc.	8,635	735,184
Rolls-Royce Holdings plc (b)	183,439	1,741,894
Safran S.A.	31,204	2,120,711
Singapore Technologies Engineering, Ltd.	154,900	365,665
Textron, Inc.	17,880	653,693
Thales S.A.	10,524	883,242
TransDigm Group, Inc. (b)	3,602	949,811
United Technologies Corp.	51,425	5,273,634
Zodiac Aerospace	20,211	475,576

		44,266,216

Air Freight & Logistics—0.3%
Bollore S.A.	86,580	295,376
C.H. Robinson Worldwide, Inc.	9,460	702,405
Deutsche Post AG	96,794	2,702,352
Expeditors International of Washington, Inc.	12,005	588,725
FedEx Corp.	16,910	2,566,600
Royal Mail plc	89,789	608,703
United Parcel Service, Inc. - Class B	45,600	4,912,032
Yamato Holdings Co., Ltd.	36,093	826,663

		13,202,856

Airlines—0.2%
Alaska Air Group, Inc.	8,203	478,153
American Airlines Group, Inc.	39,821	1,127,332
ANA Holdings, Inc.	115,656	328,151
Cathay Pacific Airways, Ltd.	117,200	171,938
Delta Air Lines, Inc.	51,351	1,870,717
Deutsche Lufthansa AG	23,172	269,772
easyJet plc	15,851	230,252
International Consolidated Airlines Group S.A. - Class DI	80,729	402,270
Japan Airlines Co., Ltd.	11,941	383,264
Qantas Airways, Ltd. (b)	49,461	104,286
Ryanair Holdings plc (ADR)	2,174	151,180
Singapore Airlines, Ltd.	53,200	421,939
Southwest Airlines Co.	42,085	1,650,153
United Continental Holdings, Inc. (b)	22,191	910,719

		8,500,126

Auto Components—0.4%
Aisin Seiki Co., Ltd.	19,107	775,574
BorgWarner, Inc.	14,440	426,269

Auto Components—(Continued)
Bridgestone Corp. (a)	64,894	2,072,202
Cie Generale des Etablissements Michelin	18,148	1,719,241
Continental AG	10,975	2,062,512
Delphi Automotive plc	18,321	1,146,895
Denso Corp.	48,557	1,705,857
GKN plc	170,997	615,492
Goodyear Tire & Rubber Co. (The)	17,590	451,359
Johnson Controls, Inc.	42,745	1,891,894
Koito Manufacturing Co., Ltd.	11,781	539,173
NGK Spark Plug Co., Ltd.	18,000	270,837
NHK Spring Co., Ltd.	20,100	162,199
NOK Corp.	9,447	159,667
Nokian Renkaat Oyj	11,422	407,998
Stanley Electric Co., Ltd.	15,044	319,478
Sumitomo Electric Industries, Ltd.	75,261	990,633
Sumitomo Rubber Industries, Ltd. (a)	17,001	226,403
Toyoda Gosei Co., Ltd.	6,445	114,554
Toyota Industries Corp.	16,324	645,598
Valeo S.A.	23,001	1,027,282
Yokohama Rubber Co., Ltd. (The) (a)	11,000	137,134

		17,868,251

Automobiles—0.9%
Bayerische Motoren Werke AG	33,033	2,420,955
Daihatsu Motor Co., Ltd. (a)	18,533	240,707
Daimler AG	96,061	5,728,667
Ferrari NV (a)	12,252	499,452
Fiat Chrysler Automobiles NV (a)	89,734	553,931
Ford Motor Co.	257,495	3,236,712
Fuji Heavy Industries, Ltd.	59,012	2,020,110
General Motors Co.	92,813	2,626,608
Harley-Davidson, Inc. (a)	12,075	546,998
Honda Motor Co., Ltd.	162,696	4,107,889
Isuzu Motors, Ltd.	59,200	724,580
Mazda Motor Corp.	56,500	756,743
Mitsubishi Motors Corp.	68,400	310,767
Nissan Motor Co., Ltd.	248,049	2,235,168
Peugeot S.A. (a) (b)	48,403	589,573
Renault S.A.	19,177	1,461,260
Suzuki Motor Corp.	36,394	982,203
Toyota Motor Corp.	266,410	13,319,653
Volkswagen AG	3,239	435,200
Yamaha Motor Co., Ltd.	27,966	423,498

		43,220,674

Banks—3.7%
ABN AMRO Group NV	23,445	388,838
Aozora Bank, Ltd.	117,635	406,443
Australia & New Zealand Banking Group, Ltd.	291,074	5,307,152
Banco Bilbao Vizcaya Argentaria S.A. (a)	648,988	3,719,084
Banco de Sabadell S.A. (a)	530,683	709,067
Banco Espirito Santo S.A. (b) (c) (d)	169,954	0
Banco Popular Espanol S.A. (a)	332,956	433,827
Banco Santander S.A.	1,440,076	5,606,806
Bank Hapoalim B.M.	106,202	536,081

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bank Leumi Le-Israel B.M. (b)	139,683	$492,528
Bank of America Corp.	682,208	9,052,900
Bank of East Asia, Ltd. (The)	118,400	459,355
Bank of Ireland (b)	2,744,449	571,922
Bank of Kyoto, Ltd. (The)	29,632	180,909
Bank of Queensland, Ltd.	37,528	298,950
Bankia S.A. (a)	459,616	335,947
Bankinter S.A. (a)	67,257	432,588
Barclays plc	1,676,771	3,192,272
BB&T Corp.	53,545	1,906,737
Bendigo and Adelaide Bank, Ltd.	45,573	330,546
BNP Paribas S.A.	105,695	4,751,834
BOC Hong Kong Holdings, Ltd.	369,000	1,113,056
CaixaBank S.A. (a)	265,617	584,687
Chiba Bank, Ltd. (The)	69,833	329,382
Chugoku Bank, Ltd. (The)	16,798	170,829
Citigroup, Inc.	194,771	8,256,343
Citizens Financial Group, Inc.	34,854	696,383
Comerica, Inc.	11,455	471,144
Commerzbank AG	106,201	688,824
Commonwealth Bank of Australia	170,356	9,560,014
Concordia Financial Group, Ltd. (b)	117,602	460,177
Credit Agricole S.A.	105,326	892,152
Danske Bank A/S	70,439	1,866,544
DBS Group Holdings, Ltd.	175,100	2,063,043
DNB ASA	97,499	1,178,777
Erste Group Bank AG (b)	27,872	637,387
Fifth Third Bancorp	51,735	910,019
Fukuoka Financial Group, Inc.	76,326	251,031
Hachijuni Bank, Ltd. (The)	40,338	175,213
Hang Seng Bank, Ltd.	76,300	1,310,705
Hiroshima Bank, Ltd. (The)	49,340	164,275
HSBC Holdings plc (a)	1,964,035	12,269,431
Huntington Bancshares, Inc.	52,455	468,948
ING Groep NV	386,074	4,012,783
Intesa Sanpaolo S.p.A.	1,265,801	2,427,967
Intesa Sanpaolo S.p.A. - Risparmio Shares (a)	93,031	166,151
Iyo Bank, Ltd. (The)	24,000	146,397
Japan Post Bank Co., Ltd.	40,405	473,459
Joyo Bank, Ltd. (The) (a)	60,592	225,862
JPMorgan Chase & Co.	242,500	15,068,950
KBC Groep NV (b)	25,027	1,226,954
KeyCorp	55,120	609,076
Kyushu Financial Group, Inc.	34,671	171,921
Lloyds Banking Group plc	6,408,624	4,712,455
M&T Bank Corp.	10,495	1,240,824
Mitsubishi UFJ Financial Group, Inc.	1,272,180	5,670,526
Mizrahi Tefahot Bank, Ltd.	13,882	160,401
Mizuho Financial Group, Inc.	2,358,960	3,377,274
National Australia Bank, Ltd.	263,173	5,055,646
Natixis S.A.	93,624	359,588
Nordea Bank AB	303,036	2,559,644
Oversea-Chinese Banking Corp., Ltd.	308,200	2,008,622
People’s United Financial, Inc.	20,495	300,457
PNC Financial Services Group, Inc. (The)	33,135	2,696,858
Raiffeisen Bank International AG (a) (b)	11,692	147,158

Banks—(Continued)
Regions Financial Corp.	85,015	723,478
Resona Holdings, Inc.	220,226	802,223
Royal Bank of Scotland Group plc (b)	347,940	819,442
Seven Bank, Ltd.	59,410	183,432
Shinsei Bank, Ltd.	178,300	257,333
Shizuoka Bank, Ltd. (The)	52,824	371,180
Skandinaviska Enskilda Banken AB - Class A	151,546	1,317,027
Societe Generale S.A.	76,414	2,414,896
Standard Chartered plc	327,050	2,487,687
Sumitomo Mitsui Financial Group, Inc.	134,050	3,843,249
Sumitomo Mitsui Trust Holdings, Inc.	330,090	1,068,268
SunTrust Banks, Inc.	33,300	1,367,964
Suruga Bank, Ltd. (a)	17,000	383,879
Svenska Handelsbanken AB - A Shares	149,393	1,807,110
Swedbank AB - A Shares	90,349	1,889,882
U.S. Bancorp	107,835	4,348,986
UniCredit S.p.A.	506,024	1,129,576
Unione di Banche Italiane S.p.A. (a)	89,964	252,331
United Overseas Bank, Ltd.	129,400	1,786,856
Wells Fargo & Co. (e)	305,210	14,445,589
Westpac Banking Corp.	332,798	7,390,439
Yamaguchi Financial Group, Inc. (a)	19,000	178,880
Zions Bancorporation (a)	13,460	338,250

		186,059,080

Beverages—1.2%
Anheuser-Busch InBev S.A.	80,225	10,545,546
Asahi Group Holdings, Ltd.	38,663	1,247,217
Brown-Forman Corp. - Class B	6,627	661,109
Carlsberg A/S - Class B	10,673	1,012,872
Coca-Cola Amatil, Ltd.	57,135	352,598
Coca-Cola Co. (The) (e)	257,410	11,668,395
Coca-Cola European Partners plc (b)	21,636	775,301
Coca-Cola HBC AG (b)	18,043	363,911
Constellation Brands, Inc. - Class A	11,675	1,931,045
Diageo plc	251,060	7,024,961
Dr Pepper Snapple Group, Inc.	12,340	1,192,414
Heineken Holding NV	10,058	821,613
Heineken NV	22,987	2,124,066
Kirin Holdings Co., Ltd. (a)	82,148	1,380,745
Molson Coors Brewing Co. - Class B	12,105	1,224,179
Monster Beverage Corp. (b)	9,980	1,603,886
PepsiCo, Inc.	95,525	10,119,918
Pernod-Ricard S.A.	21,185	2,359,738
Remy Cointreau S.A. (a)	2,188	188,511
SABMiller plc	97,028	5,656,426
Suntory Beverage & Food, Ltd.	13,873	624,289
Treasury Wine Estates, Ltd.	73,641	509,415

		63,388,155

Biotechnology—0.9%
AbbVie, Inc.	106,392	6,586,729
Actelion, Ltd. (b)	10,248	1,719,579
Alexion Pharmaceuticals, Inc. (b)	14,900	1,739,724
Amgen, Inc.	49,683	7,559,268

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Biogen, Inc. (b)	14,530	$3,513,645
Celgene Corp. (b)	51,640	5,093,253
CSL, Ltd.	46,178	3,882,738
Genmab A/S (b)	5,657	1,030,477
Gilead Sciences, Inc.	90,343	7,536,413
Grifols S.A. (a)	29,759	672,027
Regeneron Pharmaceuticals, Inc. (b)	5,241	1,830,314
Shire plc	89,506	5,511,732
Vertex Pharmaceuticals, Inc. (b)	16,267	1,399,287

		48,075,186

Building Products—0.2%
Allegion plc	6,301	437,478
Asahi Glass Co., Ltd. (a)	100,533	543,328
Assa Abloy AB - Class B	99,996	2,049,610
Cie de St-Gobain	47,569	1,821,004
Daikin Industries, Ltd.	23,391	1,948,843
Fortune Brands Home & Security, Inc.	10,227	592,859
Geberit AG	3,771	1,424,514
LIXIL Group Corp.	26,529	436,146
Masco Corp.	21,975	679,907
TOTO, Ltd.	14,500	574,549

		10,508,238

Capital Markets—0.8%
3i Group plc	97,036	722,214
Aberdeen Asset Management plc	92,038	355,678
Affiliated Managers Group, Inc. (b)	3,605	507,476
Ameriprise Financial, Inc.	11,115	998,683
Bank of New York Mellon Corp. (The)	70,985	2,757,767
BlackRock, Inc.	8,410	2,880,677
Charles Schwab Corp. (The)	79,345	2,008,222
Credit Suisse Group AG (b)	185,516	1,976,927
Daiwa Securities Group, Inc.	165,135	867,983
Deutsche Bank AG (b)	137,605	1,872,372
E*Trade Financial Corp. (b)	18,615	437,266
Franklin Resources, Inc.	24,641	822,270
Goldman Sachs Group, Inc. (The)	25,950	3,855,651
Hargreaves Lansdown plc	26,027	433,110
ICAP plc	55,252	310,575
Invesco, Ltd.	27,420	700,307
Investec plc	61,597	388,262
Julius Baer Group, Ltd. (b)	22,329	897,324
Legg Mason, Inc.	7,030	207,315
Macquarie Group, Ltd.	30,556	1,589,128
Mediobanca S.p.A.	56,484	328,145
Morgan Stanley	100,860	2,620,343
Nomura Holdings, Inc.	362,226	1,298,017
Northern Trust Corp.	14,190	940,229
Partners Group Holding AG	1,732	742,674
Platinum Asset Management, Ltd.	22,368	96,931
SBI Holdings, Inc.	21,283	210,436
Schroders plc	13,530	427,230
State Street Corp.	26,390	1,422,949
T. Rowe Price Group, Inc.	16,390	1,195,978
UBS Group AG	364,878	4,721,012

		38,593,151

Chemicals—1.3%
Air Liquide S.A.	34,342	3,599,087
Air Products & Chemicals, Inc.	12,845	1,824,504
Air Water, Inc.	14,767	216,207
Akzo Nobel NV	24,704	1,554,205
Albemarle Corp.	7,488	593,873
Arkema S.A.	6,687	516,031
Asahi Kasei Corp.	125,475	869,486
BASF SE	91,634	6,990,493
CF Industries Holdings, Inc.	15,300	368,730
Chr Hansen Holding A/S	9,866	647,849
Covestro AG	7,071	315,080
Croda International plc	13,094	548,826
Daicel Corp.	28,442	294,166
Dow Chemical Co. (The)	73,740	3,665,615
E.I. du Pont de Nemours & Co.	57,555	3,729,564
Eastman Chemical Co.	9,780	664,062
Ecolab, Inc.	17,645	2,092,697
EMS-Chemie Holding AG	817	422,493
Evonik Industries AG	13,947	415,129
FMC Corp.	8,740	404,749
Givaudan S.A.	922	1,852,700
Hitachi Chemical Co., Ltd.	10,388	192,563
Incitec Pivot, Ltd.	168,322	377,432
International Flavors & Fragrances, Inc. (a)	5,285	666,280
Israel Chemicals, Ltd.	50,889	198,759
Johnson Matthey plc	19,308	730,898
JSR Corp.	19,120	251,588
K&S AG (a)	19,095	391,780
Kaneka Corp.	26,974	178,675
Kansai Paint Co., Ltd.	21,548	434,065
Koninklijke DSM NV	18,100	1,048,749
Kuraray Co., Ltd. (a)	35,505	422,253
LANXESS AG	9,131	399,011
Linde AG	18,530	2,579,068
LyondellBasell Industries NV - Class A	22,871	1,702,060
Mitsubishi Chemical Holdings Corp.	135,132	616,322
Mitsubishi Gas Chemical Co., Inc.	36,159	187,559
Mitsui Chemicals, Inc.	91,044	332,044
Monsanto Co.	29,080	3,007,163
Mosaic Co. (The) (a)	23,280	609,470
Nippon Paint Holdings Co., Ltd.	16,000	392,992
Nitto Denko Corp.	16,470	1,038,582
Novozymes A/S - B Shares	23,279	1,121,830
OCI NV (a)(b)	9,460	129,150
Orica, Ltd.	37,255	345,149
PPG Industries, Inc.	17,590	1,831,999
Praxair, Inc.	18,825	2,115,742
Sherwin-Williams Co. (The)	5,260	1,544,704
Shin-Etsu Chemical Co., Ltd.	38,789	2,262,633
Sika AG	215	899,379
Solvay S.A.	7,394	687,327
Sumitomo Chemical Co., Ltd.	156,637	642,348
Symrise AG	12,304	838,402
Syngenta AG	9,273	3,564,322
Taiyo Nippon Sanso Corp.	12,268	112,142
Teijin, Ltd.	92,665	305,210
Toray Industries, Inc.	145,548	1,236,992

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Umicore S.A.	9,498	$489,409
Yara International ASA	17,839	566,346

		66,035,943

Commercial Services & Supplies—0.3%
Aggreko plc	25,553	438,870
Babcock International Group plc	25,151	304,456
Brambles, Ltd.	157,527	1,461,716
Cintas Corp.	5,830	572,098
Dai Nippon Printing Co., Ltd.	53,963	599,338
Edenred	20,680	426,692
G4S plc	154,796	383,185
ISS A/S	16,671	624,245
Park24 Co., Ltd.	10,180	348,655
Pitney Bowes, Inc.	12,610	224,458
Republic Services, Inc.	15,685	804,797
Secom Co., Ltd.	21,029	1,552,186
Securitas AB - B Shares	31,239	480,122
Societe BIC S.A.	2,870	405,832
Sohgo Security Services Co., Ltd.	7,200	353,867
Stericycle, Inc. (b)	5,615	584,634
Toppan Printing Co., Ltd.	51,929	445,173
Tyco International plc	28,025	1,193,865
Waste Management, Inc.	27,335	1,811,490

		13,015,679

Communications Equipment—0.3%
Cisco Systems, Inc. (e)	332,400	9,536,556
F5 Networks, Inc. (b)	4,585	521,956
Harris Corp.	8,190	683,373
Juniper Networks, Inc.	23,220	522,218
Motorola Solutions, Inc.	10,500	692,685
Nokia Oyj (a)	575,596	3,275,119
Telefonaktiebolaget LM Ericsson - B Shares	303,618	2,320,743

		17,552,650

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	19,172	525,336
Boskalis Westminster	8,774	302,635
Bouygues S.A.	20,660	597,120
CIMIC Group, Ltd.	10,026	268,513
Eiffage S.A.	5,713	407,985
Ferrovial S.A.	48,301	938,484
Fluor Corp.	9,095	448,202
HOCHTIEF AG	2,075	267,292
Jacobs Engineering Group, Inc. (b)	8,050	400,970
JGC Corp.	20,182	286,787
Kajima Corp.	89,151	615,730
Obayashi Corp.	64,450	682,354
Quanta Services, Inc. (b)	9,885	228,541
Shimizu Corp.	54,178	504,354
Skanska AB - B Shares	33,925	707,511
Taisei Corp.	104,221	849,881
Vinci S.A.	49,976	3,559,377

		11,591,072

Construction Materials—0.2%
Boral, Ltd.	73,565	344,726
CRH plc	82,120	2,368,073
Fletcher Building, Ltd.	68,899	423,600
HeidelbergCement AG	14,061	1,054,298
Imerys S.A.	3,573	228,284
James Hardie Industries plc	44,445	680,790
LafargeHolcim, Ltd. (b)	45,412	1,896,932
Martin Marietta Materials, Inc. (a)	4,312	827,904
Taiheiyo Cement Corp.	117,000	275,750
Vulcan Materials Co.	8,850	1,065,186

		9,165,543

Consumer Finance—0.2%
Acom Co., Ltd. (a) (b)	39,810	191,330
AEON Financial Service Co., Ltd.	10,405	223,598
American Express Co.	54,080	3,285,901
Capital One Financial Corp.	34,865	2,214,276
Credit Saison Co., Ltd.	14,815	247,939
Discover Financial Services	27,285	1,462,203
Navient Corp.	22,635	270,488
Provident Financial plc	14,685	453,913
Synchrony Financial (b)	55,087	1,392,600

		9,742,248

Containers & Packaging—0.1%
Amcor, Ltd.	115,543	1,292,200
Avery Dennison Corp.	5,900	441,025
Ball Corp. (a)	9,370	677,357
International Paper Co.	27,135	1,149,981
Owens-Illinois, Inc. (b)	10,570	190,366
Sealed Air Corp.	12,895	592,783
Toyo Seikan Group Holdings, Ltd. (a)	16,296	309,818
WestRock Co.	16,695	648,935

		5,302,465

Distributors—0.0%
Genuine Parts Co.	9,915	1,003,894
Jardine Cycle & Carriage, Ltd.	10,200	279,864
LKQ Corp. (b)	20,132	638,184

		1,921,942

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	6,654	155,474
H&R Block, Inc.	15,555	357,765

		513,239

Diversified Financial Services—0.8%
AMP, Ltd.	295,082	1,145,384
ASX, Ltd.	19,314	661,360
Berkshire Hathaway, Inc. - Class B (b) (e)	123,824	17,928,477
Challenger, Ltd.	56,928	369,559
CME Group, Inc.	22,385	2,180,299
Deutsche Boerse AG	19,255	1,576,536
Eurazeo S.A.	4,100	244,717
Exor S.p.A.	11,055	408,389

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
First Pacific Co., Ltd.	212,900	$154,202
Groupe Bruxelles Lambert S.A.	8,049	658,054
Hong Kong Exchanges and Clearing, Ltd.	114,600	2,795,783
Industrivarden AB - C Shares	16,377	264,692
Intercontinental Exchange, Inc.	7,936	2,031,299
Investor AB - B Shares	45,442	1,520,171
Japan Exchange Group, Inc.	52,039	595,312
Kinnevik AB - Class B	23,485	558,201
Leucadia National Corp.	21,975	380,827
London Stock Exchange Group plc	31,281	1,059,614
Mitsubishi UFJ Lease & Finance Co., Ltd.	44,680	170,688
Moody’s Corp.	11,225	1,051,895
Nasdaq, Inc.	7,570	489,552
ORIX Corp.	132,090	1,686,718
Pargesa Holding S.A.	3,467	229,517
S&P Global, Inc.	17,515	1,878,659
Singapore Exchange, Ltd.	79,600	453,456
Wendel S.A.	2,873	299,375

		40,792,736

Diversified Telecommunication Services—1.4%
AT&T, Inc. (e)	406,380	17,559,669
Bezeq The Israeli Telecommunication Corp., Ltd.	206,923	411,024
BT Group plc	844,792	4,664,811
CenturyLink, Inc.	35,850	1,040,008
Deutsche Telekom AG	321,712	5,473,778
Elisa Oyj	14,190	545,181
Frontier Communications Corp.	77,165	381,195
HKT Trust & HKT, Ltd.	264,300	382,038
Iliad S.A.	2,635	535,631
Inmarsat plc	44,887	481,794
Koninklijke KPN NV (a)	340,822	1,236,210
Level 3 Communications, Inc. (b)	19,014	979,031
Nippon Telegraph & Telephone Corp.	69,000	3,239,102
Numericable-SFR S.A.	10,931	276,684
Orange S.A.	198,202	3,237,434
PCCW, Ltd.	417,700	280,844
Proximus	15,176	480,578
Singapore Telecommunications, Ltd.	33,000	102,050
Singapore Telecommunications, Ltd.	761,400	2,348,115
Spark New Zealand, Ltd.	182,537	462,625
Swisscom AG	2,585	1,284,109
TDC A/S	81,010	396,522
Telecom Italia S.p.A. (b)	1,010,127	828,702
Telecom Italia S.p.A. - Risparmio Shares (b)	601,370	386,912
Telefonica Deutschland Holding AG	74,190	305,539
Telefonica S.A.	446,721	4,270,007
Telenor ASA	74,897	1,237,094
Telia Co. AB	259,197	1,222,761
Telstra Corp., Ltd.	426,898	1,776,600
TPG Telecom, Ltd.	33,859	301,244
Verizon Communications, Inc. (e)	269,120	15,027,661
Vocus Communications, Ltd. (a) (d)	45,126	319,841

		71,474,794

Electric Utilities—1.0%
Alliant Energy Corp.	15,144	601,217
American Electric Power Co., Inc.	32,450	2,274,420
AusNet Services	176,468	216,534
Cheung Kong Infrastructure Holdings, Ltd.	65,400	561,840
Chubu Electric Power Co., Inc.	64,237	914,663
Chugoku Electric Power Co., Inc. (The)	27,734	351,069
CLP Holdings, Ltd.	163,482	1,673,501
Contact Energy, Ltd.	70,864	262,607
Duke Energy Corp.	45,515	3,904,732
Edison International	21,545	1,673,400
EDP - Energias de Portugal S.A.	231,039	709,556
Electricite de France S.A. (a)	24,903	306,108
Endesa S.A. (a)	31,688	637,324
Enel S.p.A.	759,955	3,379,897
Entergy Corp.	11,825	961,964
Eversource Energy	20,965	1,255,803
Exelon Corp.	60,724	2,207,925
FirstEnergy Corp.	27,925	974,862
Fortum Oyj	44,314	709,982
HK Electric Investments & HK Electric Investments, Ltd. (144A)	264,400	246,710
Hokuriku Electric Power Co.	16,711	206,348
Iberdrola S.A.	542,491	3,664,299
Kansai Electric Power Co., Inc. (The) (b)	70,233	680,987
Kyushu Electric Power Co., Inc.	42,497	423,523
Mighty River Power, Ltd. (a)	69,837	150,471
NextEra Energy, Inc.	30,445	3,970,028
PG&E Corp.	32,545	2,080,276
Pinnacle West Capital Corp.	7,350	595,791
Power Assets Holdings, Ltd.	138,400	1,270,619
PPL Corp.	44,515	1,680,441
Red Electrica Corp. S.A.	10,797	962,601
Shikoku Electric Power Co., Inc. (a)	16,652	196,079
Southern Co. (The)	60,295	3,233,621
SSE plc	100,387	2,099,083
Terna Rete Elettrica Nazionale S.p.A.	150,397	838,017
Tohoku Electric Power Co., Inc.	45,138	566,057
Tokyo Electric Power Co. Holdings, Inc. (b)	144,285	608,436
Xcel Energy, Inc.	33,510	1,500,578

		48,551,369

Electrical Equipment—0.4%
ABB, Ltd. (b)	196,293	3,866,289
Acuity Brands, Inc.	2,897	718,340
AMETEK, Inc.	15,467	715,039
Eaton Corp. plc	30,338	1,812,089
Emerson Electric Co.	42,495	2,216,539
Fuji Electric Co., Ltd.	54,942	230,691
Legrand S.A.	26,631	1,374,025
Mabuchi Motor Co., Ltd.	5,000	209,916
Mitsubishi Electric Corp.	192,739	2,285,340
Nidec Corp.	23,800	1,796,425
OSRAM Licht AG	8,878	458,813
Prysmian S.p.A.	19,459	426,573
Rockwell Automation, Inc. (a)	8,645	992,619
Schneider Electric SE	55,692	3,295,917

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Vestas Wind Systems A/S	22,355	$1,517,111

		21,915,726

Electronic Equipment, Instruments & Components—0.4%
Alps Electric Co., Ltd.	18,505	348,569
Amphenol Corp. - Class A	20,270	1,162,079
Corning, Inc.	73,440	1,504,051
FLIR Systems, Inc.	9,005	278,705
Hamamatsu Photonics KK	14,200	395,360
Hexagon AB - B Shares	25,784	938,536
Hirose Electric Co., Ltd. (a)	3,200	391,189
Hitachi High-Technologies Corp.	6,911	188,245
Hitachi, Ltd.	482,158	2,004,283
Ingenico Group S.A.	5,477	641,728
Keyence Corp.	4,588	3,094,389
Kyocera Corp.	32,100	1,521,941
Murata Manufacturing Co., Ltd.	19,146	2,147,767
Nippon Electric Glass Co., Ltd.	41,602	173,537
Omron Corp.	19,266	624,255
Shimadzu Corp.	23,283	346,522
TDK Corp.	12,325	686,758
TE Connectivity, Ltd.	24,400	1,393,484
Yaskawa Electric Corp.	25,000	323,873
Yokogawa Electric Corp.	22,743	255,368

		18,420,639

Energy Equipment & Services—0.3%
Baker Hughes, Inc.	28,925	1,305,385
Diamond Offshore Drilling, Inc.	4,215	102,551
FMC Technologies, Inc. (b)	14,930	398,183
Halliburton Co.	56,650	2,565,679
Helmerich & Payne, Inc. (a)	7,105	476,959
National Oilwell Varco, Inc. (a)	24,805	834,688
Petrofac, Ltd. (a)	25,882	268,990
Saipem S.p.A. (b)	607,572	245,148
Schlumberger, Ltd. (e)	91,837	7,262,470
Technip S.A.	10,687	581,236
Tenaris S.A.	47,111	681,298
Transocean, Ltd.	22,580	268,476

		14,991,063

Food & Staples Retailing—1.0%
Aeon Co., Ltd.	65,229	1,010,553
Carrefour S.A.	55,256	1,367,028
Casino Guichard Perrachon S.A.	5,647	315,546
Colruyt S.A.	6,717	370,718
Costco Wholesale Corp.	29,095	4,569,079
CVS Health Corp.	72,615	6,952,160
Delhaize Group S.A.	10,401	1,099,006
Distribuidora Internacional de Alimentacion S.A. (a)	62,100	364,769
FamilyMart Co., Ltd.	5,414	328,867
ICA Gruppen AB (a)	8,027	268,216
J Sainsbury plc (a)	134,351	416,652
Jeronimo Martins SGPS S.A. (a)	25,113	395,648
Koninklijke Ahold NV	83,242	1,851,146

Food & Staples Retailing—(Continued)
Kroger Co. (The)	64,360	2,367,804
Lawson, Inc.	6,576	521,335
Metro AG (a)	17,785	544,065
Seven & I Holdings Co., Ltd.	75,231	3,140,841
Sundrug Co., Ltd.	3,700	344,016
Sysco Corp.	34,645	1,757,887
Tesco plc (b)	812,203	1,900,155
Tsuruha Holdings, Inc.	3,700	444,403
Wal-Mart Stores, Inc. (e)	103,674	7,570,276
Walgreens Boots Alliance, Inc.	56,995	4,745,974
Wesfarmers, Ltd.	112,350	3,383,760
Whole Foods Market, Inc. (a)	21,400	685,228
WM Morrison Supermarkets plc (a)	221,321	555,159
Woolworths, Ltd.	126,797	1,990,724

		49,261,015

Food Products—1.3%
Ajinomoto Co., Inc.	55,281	1,297,697
Archer-Daniels-Midland Co.	39,255	1,683,647
Aryzta AG (a) (b)	8,702	319,766
Associated British Foods plc (a)	35,542	1,288,685
Barry Callebaut AG (b)	220	270,198
Calbee, Inc.	8,006	332,346
Campbell Soup Co.	11,890	791,042
Chocoladefabriken Lindt & Spruengli AG (a)	11	785,009
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	99	588,879
ConAgra Foods, Inc.	28,640	1,369,278
Danone S.A.	58,808	4,146,708
General Mills, Inc.	39,160	2,792,891
Golden Agri-Resources, Ltd.	703,600	184,477
Hershey Co. (The) (a)	9,465	1,074,183
Hormel Foods Corp.	17,810	651,846
J.M. Smucker Co. (The)	7,885	1,201,753
Kellogg Co.	16,655	1,359,881
Kerry Group plc - Class A	15,793	1,403,190
Kikkoman Corp.	15,100	552,568
Kraft Heinz Co. (The)	39,323	3,479,299
Marine Harvest ASA (b)	38,168	642,014
McCormick & Co., Inc.	7,670	818,159
Mead Johnson Nutrition Co.	12,330	1,118,948
MEIJI Holdings Co., Ltd.	11,500	1,167,595
Mondelez International, Inc. - Class A	103,560	4,713,016
Nestle S.A.	318,095	24,536,475
NH Foods, Ltd.	17,715	430,399
Nisshin Seifun Group, Inc.	19,900	318,095
Nissin Foods Holdings Co., Ltd.	5,934	323,080
Orkla ASA	81,323	720,343
Tate & Lyle plc	46,533	414,916
Toyo Suisan Kaisha, Ltd.	9,477	382,876
Tyson Foods, Inc. - Class A (a)	19,350	1,292,386
WH Group, Ltd. (144A)	584,500	462,485
Wilmar International, Ltd.	191,339	466,154
Yakult Honsha Co., Ltd. (a)	8,792	452,579
Yamazaki Baking Co., Ltd.	13,748	381,267

		64,214,130

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—0.1%
AGL Resources, Inc.	7,930	$523,142
APA Group	111,170	770,050
Enagas S.A. (a)	22,627	688,379
Gas Natural SDG S.A. (a)	34,942	692,936
Hong Kong & China Gas Co., Ltd.	761,026	1,392,035
Osaka Gas Co., Ltd.	186,489	714,113
Snam S.p.A.	244,472	1,462,591
Toho Gas Co., Ltd. (a)	37,048	301,420
Tokyo Gas Co., Ltd.	202,460	831,141

		7,375,807

Health Care Equipment & Supplies—0.8%
Abbott Laboratories	97,300	3,824,863
Baxter International, Inc.	36,100	1,632,442
Becton Dickinson & Co.	13,977	2,370,359
Boston Scientific Corp. (b)	89,080	2,081,799
C.R. Bard, Inc.	4,885	1,148,757
Cochlear, Ltd.	5,707	517,633
Coloplast A/S - Class B	12,092	902,636
CYBERDYNE, Inc. (a) (b)	10,023	224,430
DENTSPLY SIRONA, Inc.	15,907	986,870
Edwards Lifesciences Corp. (b)	14,160	1,412,177
Essilor International S.A.	20,516	2,730,535
Getinge AB - B Shares	19,968	410,098
Hologic, Inc. (b)	16,263	562,700
Hoya Corp.	40,350	1,436,626
Intuitive Surgical, Inc. (b)	2,520	1,666,753
Medtronic plc	92,879	8,059,111
Olympus Corp.	29,106	1,082,857
Smith & Nephew plc	89,340	1,515,154
Sonova Holding AG	5,318	706,564
St. Jude Medical, Inc.	18,685	1,457,430
Stryker Corp.	20,670	2,476,886
Sysmex Corp.	15,600	1,066,344
Terumo Corp.	34,100	1,445,884
Varian Medical Systems, Inc. (a) (b)	6,325	520,105
William Demant Holding A/S (b)	12,217	237,591
Zimmer Biomet Holdings, Inc.	11,835	1,424,697

		41,901,301

Health Care Providers & Services—0.8%
Aetna, Inc.	23,144	2,826,577
Alfresa Holdings Corp.	18,800	391,517
AmerisourceBergen Corp.	12,685	1,006,174
Anthem, Inc.	17,280	2,269,555
Cardinal Health, Inc.	21,730	1,695,157
Centene Corp. (b)	11,209	799,986
Chartwell Retirement Residences	18,550	226,428
Cigna Corp.	16,925	2,166,231
DaVita HealthCare Partners, Inc. (b)	10,930	845,108
Express Scripts Holding Co. (b)	41,814	3,169,501
Fresenius Medical Care AG & Co. KGaA	21,850	1,890,587
Fresenius SE & Co. KGaA	40,835	3,008,938
HCA Holdings, Inc. (b)	20,169	1,553,215
Healthscope, Ltd.	173,103	370,684
Henry Schein, Inc. (b)	5,403	955,250

Health Care Providers & Services—(Continued)
Humana, Inc.	9,800	1,762,824
Laboratory Corp. of America Holdings (b)	6,725	876,066
McKesson Corp.	15,155	2,828,681
Mediclinic International plc (a)	36,776	538,444
Medipal Holdings Corp.	17,087	280,379
Miraca Holdings, Inc.	5,743	247,487
Patterson Cos., Inc.	5,480	262,437
Quest Diagnostics, Inc.	9,405	765,661
Ramsay Health Care, Ltd.	14,113	758,914
Ryman Healthcare, Ltd.	37,412	249,281
Sonic Healthcare, Ltd.	39,177	633,296
Suzuken Co., Ltd.	7,800	245,207
UnitedHealth Group, Inc.	62,800	8,867,360
Universal Health Services, Inc. - Class B	6,000	804,600

		42,295,545

Health Care Technology—0.0%
Cerner Corp. (b)	19,960	1,169,656
M3, Inc.	19,373	670,948

		1,840,604

Hotels, Restaurants & Leisure—0.7%
Accor S.A.	17,610	682,727
Aristocrat Leisure, Ltd.	54,028	558,264
Carnival Corp.	29,720	1,313,624
Carnival plc	18,911	839,584
Chipotle Mexican Grill, Inc. (a) (b)	2,015	811,561
Compass Group plc	164,036	3,126,787
Crown Resorts, Ltd.	36,334	343,771
Darden Restaurants, Inc.	7,575	479,801
Domino’s Pizza Enterprises, Ltd.	6,121	312,912
Flight Centre Travel Group, Ltd. (a)	5,595	132,728
Galaxy Entertainment Group, Ltd.	233,771	698,039
Genting Singapore plc	603,000	329,090
InterContinental Hotels Group plc	18,649	692,975
Marriott International, Inc. - Class A (a)	12,575	835,735
McDonald’s Corp.	59,540	7,165,044
McDonald’s Holdings Co. Japan, Ltd. (a)	6,677	181,192
Melco Crown Entertainment, Ltd. (ADR)	18,983	238,806
Merlin Entertainments plc (144A)	70,796	420,489
MGM China Holdings, Ltd.	94,700	122,978
Oriental Land Co., Ltd.	21,800	1,405,914
Paddy Power Betfair plc	7,934	834,498
Pandox AB	5,636	88,312
Royal Caribbean Cruises, Ltd.	11,214	753,020
Sands China, Ltd.	241,435	815,819
Shangri-La Asia, Ltd.	123,200	124,224
SJM Holdings, Ltd.	189,856	116,828
Sodexo S.A.	9,088	978,925
Starbucks Corp.	97,660	5,578,339
Starwood Hotels & Resorts Worldwide, Inc.	11,165	825,652
Tabcorp Holdings, Ltd.	82,951	283,615
Tatts Group, Ltd.	146,110	418,055
TUI AG	49,760	564,930
Whitbread plc	18,205	850,898

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
William Hill plc	88,247	$305,658
Wyndham Worldwide Corp. (a)	7,365	524,609
Wynn Macau, Ltd.	155,478	226,549
Wynn Resorts, Ltd. (a)	5,350	484,924
Yum! Brands, Inc.	27,040	2,242,157

		36,709,033

Household Durables—0.4%
Barratt Developments plc	99,994	547,594
Berkeley Group Holdings plc	12,952	440,912
Casio Computer Co., Ltd. (a)	22,800	325,810
D.R. Horton, Inc.	21,650	681,542
Electrolux AB - Series B	24,002	651,897
Garmin, Ltd.	7,770	329,603
Harman International Industries, Inc.	4,730	339,709
Husqvarna AB - B Shares	41,541	308,167
Iida Group Holdings Co., Ltd.	14,687	299,148
Leggett & Platt, Inc.	8,880	453,857
Lennar Corp. - Class A	11,895	548,360
Mohawk Industries, Inc. (b)	4,260	808,378
Newell Brands, Inc.	30,095	1,461,714
Nikon Corp. (a)	33,955	458,842
Panasonic Corp.	220,228	1,905,534
Persimmon plc	30,686	598,814
PulteGroup, Inc.	20,980	408,900
Rinnai Corp.	3,375	296,985
Sekisui Chemical Co., Ltd.	40,915	501,520
Sekisui House, Ltd.	60,549	1,053,645
Sony Corp.	125,975	3,686,798
Taylor Wimpey plc	325,164	580,966
Techtronic Industries Co., Ltd.	137,200	574,350
Whirlpool Corp.	5,130	854,863

		18,117,908

Household Products—0.7%
Church & Dwight Co., Inc.	8,601	884,957
Clorox Co. (The)	8,515	1,178,391
Colgate-Palmolive Co.	58,950	4,315,140
Henkel AG & Co. KGaA	10,368	1,114,103
Kimberly-Clark Corp.	23,835	3,276,836
Procter & Gamble Co. (The) (e)	175,225	14,836,301
Reckitt Benckiser Group plc	63,436	6,382,016
Svenska Cellulosa AB SCA - Class B	60,442	1,927,423
Unicharm Corp.	40,300	897,695

		34,812,862

Independent Power and Renewable Electricity Producers—0.0%
AES Corp.	43,585	543,941
Electric Power Development Co., Ltd.	14,656	340,647
Meridian Energy, Ltd.	127,850	241,395
NRG Energy, Inc.	20,705	310,368

		1,436,351

Industrial Conglomerates—1.0%
3M Co.	40,045	7,012,680
CK Hutchison Holdings, Ltd.	269,446	2,965,266

Security Description	Shares	Value

Industrial Conglomerates—(Continued)
Danaher Corp.	39,460	$3,985,460
DCC plc	8,832	776,559
General Electric Co. (e)	616,426	19,405,090
Jardine Matheson Holdings, Ltd.	24,500	1,434,695
Keihan Holdings Co., Ltd.	50,000	345,427
Keppel Corp., Ltd.	145,000	595,466
Koninklijke Philips NV	92,896	2,317,889
NWS Holdings, Ltd.	151,500	241,457
Roper Technologies, Inc.	6,690	1,141,046
Seibu Holdings, Inc.	17,066	288,146
Sembcorp Industries, Ltd.	97,600	205,565
Siemens AG	76,324	7,818,482
Smiths Group plc	39,418	607,145
Toshiba Corp. (a) (b)	400,779	1,095,041

		50,235,414

Insurance—1.8%
Admiral Group plc	21,070	575,093
Aegon NV	182,071	726,254
Aflac, Inc.	27,685	1,997,750
Ageas	20,093	694,201
AIA Group, Ltd.	1,201,973	7,227,293
Allianz SE	45,594	6,495,870
Allstate Corp. (The)	24,965	1,746,302
American International Group, Inc.	75,935	4,016,202
Aon plc	17,880	1,953,032
Arthur J. Gallagher & Co.	11,642	554,159
Assicurazioni Generali S.p.A.	116,492	1,371,645
Assurant, Inc.	4,305	371,565
Aviva plc	403,929	2,170,831
AXA S.A.	193,663	3,890,613
Baloise Holding AG	4,989	556,379
Chubb, Ltd.	30,467	3,982,342
Cincinnati Financial Corp.	9,710	727,182
CNP Assurances	17,125	253,821
Dai-ichi Life Insurance Co., Ltd. (The)	107,570	1,192,653
Direct Line Insurance Group plc	137,178	634,375
Gjensidige Forsikring ASA	19,953	331,246
Hannover Rueck SE	6,016	628,603
Hartford Financial Services Group, Inc. (The)	26,140	1,160,093
Insurance Australia Group, Ltd.	242,570	996,274
Japan Post Holdings Co., Ltd.	44,895	543,542
Legal & General Group plc	593,496	1,538,316
Lincoln National Corp.	15,840	614,117
Loews Corp.	17,640	724,828
Mapfre S.A. (a)	107,532	237,791
Marsh & McLennan Cos., Inc.	34,450	2,358,447
Medibank Private, Ltd.	274,756	606,061
MetLife, Inc. (f)	72,375	2,882,696
MS&AD Insurance Group Holdings, Inc.	50,539	1,301,601
Muenchener Rueckversicherungs-Gesellschaft AG	16,646	2,782,017
NN Group NV	31,614	878,262
Old Mutual plc	491,712	1,325,413
Poste Italiane S.p.A. (a)	52,122	346,373

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Principal Financial Group, Inc.	17,875	$734,841
Progressive Corp. (The)	38,605	1,293,267
Prudential Financial, Inc.	29,430	2,099,536
Prudential plc	256,655	4,372,323
QBE Insurance Group, Ltd.	136,806	1,073,710
RSA Insurance Group plc	101,469	677,635
Sampo Oyj - A Shares	44,600	1,822,173
SCOR SE	16,280	490,438
Sompo Japan Nipponkoa Holdings, Inc.	35,766	947,422
Sony Financial Holdings, Inc.	17,359	194,846
St. James’s Place plc	52,345	560,677
Standard Life plc	196,539	772,417
Suncorp Group, Ltd.	128,359	1,175,813
Swiss Life Holding AG (b)	3,201	739,473
Swiss Re AG	33,286	2,910,070
T&D Holdings, Inc.	57,752	487,597
Tokio Marine Holdings, Inc.	68,079	2,252,005
Torchmark Corp.	7,455	460,868
Travelers Cos., Inc. (The)	19,480	2,318,899
Tryg A/S	11,555	206,235
UnipolSai S.p.A.	112,924	169,744
Unum Group	15,695	498,944
Willis Towers Watson plc	9,167	1,139,550
XL Group plc	19,265	641,717
Zurich Insurance Group AG (b)	15,007	3,713,050

		92,146,492

Internet & Catalog Retail—0.5%
Amazon.com, Inc. (b)	25,590	18,312,716
Expedia, Inc. (a)	7,785	827,545
Netflix, Inc. (b)	28,281	2,587,146
Priceline Group, Inc. (The) (b)	3,295	4,113,511
Rakuten, Inc.	92,771	1,000,591
Start Today Co., Ltd.	5,896	313,292
TripAdvisor, Inc. (b)	7,505	482,572
Zalando SE (144A) (b)	8,627	228,383

		27,865,756

Internet Software & Services—1.0%
Akamai Technologies, Inc. (a) (b)	11,610	649,347
Alphabet, Inc. - Class A (b) (e)	19,340	13,606,270
Alphabet, Inc. - Class C (b) (e)	19,666	13,610,839
Auto Trader Group plc (144A)	99,871	472,240
eBay, Inc. (b)	71,575	1,675,571
Facebook, Inc. - Class A (b)	151,646	17,330,105
Kakaku.com, Inc. (a)	14,238	280,675
Mixi, Inc.	4,626	189,446
United Internet AG	12,272	506,346
VeriSign, Inc. (a) (b)	6,335	547,724
Yahoo Japan Corp.	142,049	625,565
Yahoo!, Inc. (b)	57,495	2,159,512

		51,653,640

IT Services—1.0%
Accenture plc - Class A	41,495	4,700,969
Alliance Data Systems Corp. (b)	3,950	773,884

IT Services—(Continued)
Amadeus IT Holding S.A. - A Shares	43,780	1,917,936
Atos SE	8,779	733,298
Automatic Data Processing, Inc.	30,195	2,774,015
Cap Gemini S.A.	16,319	1,424,189
Cognizant Technology Solutions Corp. - Class A (b)	40,250	2,303,910
Computershare, Ltd.	46,512	320,378
CSRA, Inc.	8,955	209,816
Fidelity National Information Services, Inc.	18,185	1,339,871
Fiserv, Inc. (b)	14,760	1,604,855
Fujitsu, Ltd.	185,016	677,986
Global Payments, Inc.	10,137	723,579
International Business Machines Corp. (e)	58,396	8,863,345
MasterCard, Inc. - Class A	64,800	5,706,288
Nomura Research Institute, Ltd.	12,400	451,614
NTT Data Corp.	12,593	593,426
Obic Co., Ltd.	6,460	353,163
Otsuka Corp.	5,200	241,611
Paychex, Inc.	21,215	1,262,292
PayPal Holdings, Inc. (b)	73,475	2,682,572
Teradata Corp. (b)	8,700	218,109
Total System Services, Inc.	11,095	589,255
Visa, Inc. - Class A (a)	126,760	9,401,789
Western Union Co. (The) (a)	33,120	635,242
Worldpay Group plc (144A) (b)	139,672	508,393
Xerox Corp.	62,860	596,541

		51,608,326

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	19,910	511,595
Hasbro, Inc.	7,445	625,306
Mattel, Inc.	22,445	702,304
Sankyo Co., Ltd.	4,504	167,918
Sega Sammy Holdings, Inc.	18,548	199,133
Shimano, Inc. (a)	7,441	1,127,718
Yamaha Corp.	16,700	448,834

		3,782,808

Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	21,635	959,729
Illumina, Inc. (b)	9,719	1,364,353
Lonza Group AG (b)	5,280	874,967
PerkinElmer, Inc.	7,190	376,900
QIAGEN NV (b)	22,060	477,812
Thermo Fisher Scientific, Inc.	26,230	3,875,745
Waters Corp. (b)	5,390	758,103

		8,687,609

Machinery—0.8%
Alfa Laval AB (a)	29,293	459,797
Alstom S.A. (b)	15,303	357,268
Amada Holdings Co., Ltd.	33,986	343,645
Andritz AG	7,263	345,107
Atlas Copco AB - A Shares	66,995	1,734,733
Atlas Copco AB - B Shares	38,931	919,136
Caterpillar, Inc. (a)	38,485	2,917,548

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
CNH Industrial NV	101,412	$737,305
Cummins, Inc.	10,695	1,202,546
Deere & Co. (a)	19,815	1,605,807
Dover Corp.	10,200	707,064
FANUC Corp.	19,610	3,174,200
Flowserve Corp.	8,580	387,559
GEA Group AG	18,245	857,544
Hino Motors, Ltd.	25,133	248,709
Hitachi Construction Machinery Co., Ltd. (a)	10,758	155,757
Hoshizaki Electric Co., Ltd.	5,100	497,437
IHI Corp.	145,748	390,377
Illinois Tool Works, Inc.	21,600	2,249,856
IMI plc	27,130	350,574
Ingersoll-Rand plc	16,965	1,080,331
JTEKT Corp.	22,217	250,487
Kawasaki Heavy Industries, Ltd.	140,697	393,695
Komatsu, Ltd.	92,087	1,599,729
Kone Oyj - Class B (a)	33,611	1,551,903
Kubota Corp.	105,359	1,411,113
Kurita Water Industries, Ltd.	10,124	225,251
Makita Corp.	11,190	737,856
MAN SE	3,517	358,029
Metso Oyj (a)	11,250	265,824
Minebea Co., Ltd.	33,000	222,108
Mitsubishi Heavy Industries, Ltd.	319,000	1,273,399
Nabtesco Corp.	11,740	280,333
NGK Insulators, Ltd.	25,922	520,461
NSK, Ltd.	43,169	319,293
PACCAR, Inc. (a)	23,195	1,203,125
Parker-Hannifin Corp.	8,935	965,427
Pentair plc (a)	11,973	697,906
Sandvik AB	106,373	1,060,232
Schindler Holding AG	2,038	370,948
Schindler Holding AG (Participation Certificate)	4,414	799,851
Sembcorp Marine, Ltd. (a)	82,700	96,542
SKF AB - B Shares	39,717	634,184
SMC Corp.	5,713	1,393,579
Snap-on, Inc.	3,810	601,294
Stanley Black & Decker, Inc.	10,040	1,116,649
Sumitomo Heavy Industries, Ltd.	54,676	238,629
THK Co., Ltd.	12,052	204,497
Volvo AB - B Shares	153,818	1,518,973
Wartsila Oyj Abp	14,759	603,998
Weir Group plc (The)	21,348	412,219
Xylem, Inc.	11,740	524,191
Yangzijiang Shipbuilding Holdings, Ltd.	191,390	128,948
Zardoya Otis S.A. (a)	18,052	169,166

		42,872,139

Marine—0.1%
AP Moeller - Maersk A/S - Class A	381	484,812
AP Moeller - Maersk A/S - Class B	638	841,200
Kuehne & Nagel International AG	5,388	753,289
Mitsui OSK Lines, Ltd.	113,913	241,487

Marine—(Continued)
Nippon Yusen KK	160,984	282,248

		2,603,036

Media—1.1%
Altice NV - Class A (a) (b)	36,868	554,415
Altice NV - Class B (b)	10,898	164,593
Axel Springer SE	4,296	225,131
CBS Corp. - Class B	27,850	1,516,154
Comcast Corp. - Class A	160,702	10,476,163
Dentsu, Inc. (a)	21,587	1,008,590
Discovery Communications, Inc. - Class A (a) (b)	9,850	248,516
Discovery Communications, Inc. - Class C (b)	15,650	373,253
Eutelsat Communications S.A.	17,417	331,948
Hakuhodo DY Holdings, Inc.	21,320	254,279
Interpublic Group of Cos., Inc. (The)	26,525	612,727
ITV plc	362,023	874,514
JCDecaux S.A. (a)	7,413	251,546
Lagardere SCA	11,774	258,421
News Corp. - Class A	25,021	283,988
News Corp. - Class B	7,056	82,344
Omnicom Group, Inc.	15,785	1,286,320
Pearson plc	81,970	1,069,067
ProSiebenSat.1 Media SE	21,829	953,178
Publicis Groupe S.A.	18,872	1,278,542
REA Group, Ltd. (a)	5,257	234,063
RELX NV	99,251	1,732,076
RELX plc	110,461	2,035,317
RTL Group S.A.	204	16,638
RTL Group S.A. (Brussels Exchange) (a)	3,657	300,066
Schibsted ASA - B Shares	8,890	254,465
Schibsted ASA - Class A	7,543	225,082
Scripps Networks Interactive, Inc. - Class A	6,250	389,187
SES S.A.	36,343	785,042
Singapore Press Holdings, Ltd. (a)	159,000	469,442
Sky plc	103,008	1,169,170
TEGNA, Inc.	14,440	334,575
Telenet Group Holding NV (b)	5,261	240,137
Time Warner, Inc.	52,155	3,835,479
Toho Co., Ltd.	11,294	311,093
Twenty-First Century Fox, Inc. - Class A	73,958	2,000,564
Twenty-First Century Fox, Inc. - Class B	28,425	774,581
Viacom, Inc. - Class B	22,870	948,419
Vivendi S.A.	116,044	2,198,704
Walt Disney Co. (The)	99,179	9,701,690
Wolters Kluwer NV	30,119	1,230,827
WPP plc	129,172	2,681,960

		53,972,266

Metals & Mining—0.6%
Alcoa, Inc.	86,850	805,100
Alumina, Ltd. (a)	241,405	236,052
Anglo American plc	139,859	1,358,166
Antofagasta plc (a)	39,342	244,404
ArcelorMittal (b)	183,512	844,907

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
BHP Billiton plc	210,713	$2,650,471
BHP Billiton, Ltd.	320,418	4,563,679
Boliden AB	27,287	530,095
Fortescue Metals Group, Ltd.	155,326	418,061
Freeport-McMoRan, Inc. (a)	82,700	921,278
Fresnillo plc	22,055	487,398
Glencore plc (b)	1,220,693	2,494,042
Hitachi Metals, Ltd.	21,341	215,921
JFE Holdings, Inc.	52,061	673,683
Kobe Steel, Ltd.	308,670	251,312
Maruichi Steel Tube, Ltd.	5,600	195,297
Mitsubishi Materials Corp.	110,804	263,925
Newcrest Mining, Ltd. (b)	76,472	1,314,991
Newmont Mining Corp.	34,935	1,366,657
Nippon Steel & Sumitomo Metal Corp.	80,300	1,534,440
Norsk Hydro ASA	134,170	490,363
Nucor Corp.	20,940	1,034,645
Randgold Resources, Ltd.	9,327	1,047,238
Rio Tinto plc	123,376	3,813,567
Rio Tinto, Ltd.	42,320	1,457,373
South32, Ltd. (b)	531,132	620,688
Sumitomo Metal Mining Co., Ltd.	48,516	489,694
ThyssenKrupp AG	36,700	732,551
Voestalpine AG (a)	11,345	379,633

		31,435,631

Multi-Utilities—0.6%
AGL Energy, Ltd.	67,313	971,391
Ameren Corp.	15,960	855,137
CenterPoint Energy, Inc.	28,400	681,600
Centrica plc	541,286	1,634,193
CMS Energy Corp.	18,255	837,174
Consolidated Edison, Inc.	19,345	1,556,112
Dominion Resources, Inc.	39,390	3,069,663
DTE Energy Co.	11,830	1,172,590
DUET Group	231,579	433,421
E.ON SE	199,632	1,997,246
Engie S.A.	145,775	2,352,586
National Grid plc	373,697	5,495,400
NiSource, Inc.	21,050	558,246
Public Service Enterprise Group, Inc.	33,370	1,555,376
RWE AG (b)	48,824	771,537
SCANA Corp.	9,440	714,230
Sempra Energy	15,620	1,780,992
Suez	32,482	511,593
TECO Energy, Inc.	15,535	429,387
Veolia Environnement S.A.	44,964	976,821
WEC Energy Group, Inc.	20,829	1,360,134

		29,714,829

Multiline Retail—0.2%
Dollar General Corp.	19,180	1,802,920
Dollar Tree, Inc. (b)	15,513	1,461,945
Don Quijote Holdings Co., Ltd.	11,900	439,648
Harvey Norman Holdings, Ltd.	55,438	192,203
Isetan Mitsukoshi Holdings, Ltd.	33,497	297,105

Multiline Retail—(Continued)
J Front Retailing Co., Ltd.	23,900	246,824
Kohl’s Corp. (a)	12,525	474,948
Macy’s, Inc.	20,410	685,980
Marks & Spencer Group plc	161,838	688,105
Marui Group Co., Ltd.	20,800	279,112
Next plc	14,281	955,419
Nordstrom, Inc. (a)	8,440	321,142
Ryohin Keikaku Co., Ltd.	2,412	585,197
Takashimaya Co., Ltd.	29,372	209,701
Target Corp.	39,790	2,778,138

		11,418,387

Oil, Gas & Consumable Fuels—2.6%
Anadarko Petroleum Corp.	33,535	1,785,739
Apache Corp.	24,995	1,391,472
BP plc	1,844,268	10,769,292
Cabot Oil & Gas Corp.	30,190	777,091
Caltex Australia, Ltd.	26,937	643,562
Chesapeake Energy Corp. (b)	34,135	146,098
Chevron Corp. (e)	124,400	13,040,852
Cimarex Energy Co.	6,315	753,506
Columbia Pipeline Group, Inc.	26,350	671,661
Concho Resources, Inc. (b)	8,505	1,014,391
ConocoPhillips	81,620	3,558,632
Devon Energy Corp.	33,620	1,218,725
Eni S.p.A.	253,798	4,097,484
EOG Resources, Inc.	36,290	3,027,312
EQT Corp.	11,210	867,990
Exxon Mobil Corp. (e)	274,389	25,721,225
Galp Energia SGPS S.A.	46,162	641,076
Hess Corp.	17,470	1,049,947
Idemitsu Kosan Co., Ltd. (a)	8,800	189,750
Inpex Corp.	94,828	739,803
JX Holdings, Inc.	211,024	820,007
Kinder Morgan, Inc.	120,830	2,261,937
Koninklijke Vopak NV	7,015	351,368
Lundin Petroleum AB (b)	18,621	336,652
Marathon Oil Corp.	55,680	835,757
Marathon Petroleum Corp.	34,910	1,325,184
Murphy Oil Corp. (a)	10,585	336,074
Neste Oyj	12,790	458,251
Newfield Exploration Co. (b)	13,000	574,340
Noble Energy, Inc.	28,300	1,015,121
Occidental Petroleum Corp.	50,445	3,811,624
Oil Search, Ltd.	136,722	687,534
OMV AG	14,693	411,608
ONEOK, Inc.	13,860	657,657
Origin Energy, Ltd.	174,581	762,538
Phillips 66	31,040	2,462,713
Pioneer Natural Resources Co.	10,765	1,627,776
Range Resources Corp.	11,105	479,070
Repsol S.A.	107,881	1,368,585
Royal Dutch Shell plc - A Shares	419,981	11,466,908
Royal Dutch Shell plc - B Shares	373,673	10,275,728
Santos, Ltd.	158,597	559,635
Showa Shell Sekiyu KK (a)	18,800	174,684

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Southwestern Energy Co. (b)	25,705	$323,369
Spectra Energy Corp.	44,320	1,623,442
Statoil ASA (a)	111,342	1,927,931
Tesoro Corp.	7,825	586,249
TonenGeneral Sekiyu KK (a)	29,150	264,698
Total S.A.	220,344	10,625,358
Valero Energy Corp.	31,015	1,581,765
Williams Cos., Inc. (The)	39,465	853,628
Woodside Petroleum, Ltd.	73,979	1,499,574

		134,452,373

Paper & Forest Products—0.0%
Mondi plc	36,638	682,810
OJI Holdings Corp.	84,372	323,569
Stora Enso Oyj - R Shares	54,961	442,854
UPM-Kymmene Oyj	53,249	976,156

		2,425,389

Personal Products—0.5%
Beiersdorf AG	10,057	950,341
Estee Lauder Cos., Inc. (The) - Class A	14,620	1,330,712
Kao Corp.	50,324	2,904,145
Kose Corp.	3,034	254,612
L’Oreal S.A.	25,275	4,834,754
Pola Orbis Holdings, Inc. (a)	2,286	212,886
Shiseido Co., Ltd.	37,909	977,435
Unilever NV	162,519	7,576,482
Unilever plc	128,046	6,141,992

		25,183,359

Pharmaceuticals—3.5%
Allergan plc (b)	26,117	6,035,378
Astellas Pharma, Inc.	210,600	3,295,741
AstraZeneca plc	126,128	7,508,273
Bayer AG	82,502	8,300,706
Bristol-Myers Squibb Co.	110,235	8,107,784
Chugai Pharmaceutical Co., Ltd. (a)	22,374	794,941
Daiichi Sankyo Co., Ltd.	60,099	1,450,160
Eisai Co., Ltd.	25,180	1,399,028
Eli Lilly & Co.	64,330	5,065,988
Endo International plc (b)	13,446	209,623
Galenica AG (a)	390	525,364
GlaxoSmithKline plc	485,871	10,445,395
Hikma Pharmaceuticals plc	14,330	472,552
Hisamitsu Pharmaceutical Co., Inc.	6,225	357,030
Johnson & Johnson (e)	182,320	22,115,416
Kyowa Hakko Kirin Co., Ltd. (a)	26,167	444,418
Mallinckrodt plc (b)	7,370	447,949
Merck & Co., Inc. (e)	183,335	10,561,929
Merck KGaA	12,894	1,312,714
Mitsubishi Tanabe Pharma Corp.	22,801	408,971
Mylan NV (b)	27,185	1,175,479
Novartis AG	227,013	18,674,947
Novo Nordisk A/S - Class B	185,197	9,959,350
Ono Pharmaceutical Co., Ltd.	41,200	1,779,104
Orion Oyj - Class B	10,211	396,659

Pharmaceuticals—(Continued)
Otsuka Holdings Co., Ltd.	38,958	1,795,231
Perrigo Co. plc (a)	9,653	875,238
Pfizer, Inc.	399,506	14,066,606
Roche Holding AG	70,093	18,506,695
Sanofi	117,238	9,854,785
Santen Pharmaceutical Co., Ltd.	37,200	580,133
Shionogi & Co., Ltd. (a)	29,798	1,620,568
Sumitomo Dainippon Pharma Co., Ltd. (a)	15,900	274,479
Taisho Pharmaceutical Holdings Co., Ltd.	3,598	377,049
Takeda Pharmaceutical Co., Ltd.	70,950	3,062,489
Taro Pharmaceutical Industries, Ltd. (b)	1,496	217,818
Teva Pharmaceutical Industries, Ltd.	91,715	4,642,466
UCB S.A.	12,614	943,207
Zoetis, Inc.	30,140	1,430,444

		179,492,107

Professional Services—0.2%
Adecco Group AG	16,537	833,064
Bureau Veritas S.A.	26,427	557,958
Capita plc	66,302	851,596
Dun & Bradstreet Corp. (The)	2,395	291,807
Equifax, Inc.	7,815	1,003,446
Experian plc	95,755	1,818,824
Intertek Group plc	16,101	751,867
Nielsen Holdings plc	23,833	1,238,601
Randstad Holding NV	11,869	478,045
Recruit Holdings Co., Ltd. (a)	28,200	1,025,550
Robert Half International, Inc.	8,620	328,939
Seek, Ltd.	32,645	372,494
SGS S.A. (a)	547	1,254,258
Verisk Analytics, Inc. (b)	10,201	827,097

		11,633,546

Real Estate Investment Trusts—3.6%
Acadia Realty Trust	7,705	273,682
Activia Properties, Inc.	59	311,371
Advance Residence Investment Corp.	131	350,169
Aedifica S.A.	1,327	102,698
AEON REIT Investment Corp.	111	126,620
Affine S.A.	700	12,154
Agree Realty Corp.	2,400	115,776
Alexander’s, Inc.	228	93,304
Alexandria Real Estate Equities, Inc.	7,918	819,671
Allied Properties Real Estate Investment Trust	8,320	249,094
Alstria Office REIT-AG (b)	11,300	152,613
American Assets Trust, Inc.	4,200	178,248
American Campus Communities, Inc.	14,027	741,607
American Homes 4 Rent - Class A	19,903	407,613
American Tower Corp.	28,045	3,186,192
ANF Immobilier	750	18,233
Apartment Investment & Management Co. - Class A	27,115	1,197,398
Apple Hospitality REIT, Inc.	17,900	336,699
Artis Real Estate Investment Trust	14,500	151,515
Ascendas Real Estate Investment Trust (a)	432,300	798,633

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Ashford Hospitality Trust, Inc.	9,850	$52,895
Assura plc	175,700	128,388
AvalonBay Communities, Inc.	23,884	4,308,435
Axiare Patrimonio SOCIMI S.A.	6,300	80,356
Befimmo S.A.	1,850	119,062
Beni Stabili S.p.A. SIIQ (b)	114,707	71,073
Big Yellow Group plc	15,300	159,555
Boardwalk Real Estate Investment Trust	4,300	191,577
Boston Properties, Inc.	26,625	3,511,837
Brandywine Realty Trust	18,826	316,277
British Land Co. plc (The)	207,752	1,720,429
Brixmor Property Group, Inc.	22,557	596,858
BWP Trust	52,548	143,096
Camden Property Trust	9,300	822,306
Canadian Apartment Properties REIT	13,450	345,216
Canadian Real Estate Investment Trust	7,750	289,736
CapitaLand Commercial Trust, Ltd.	420,900	462,966
CapitaLand Mall Trust	531,700	844,265
Care Capital Properties, Inc.	8,999	235,864
CBL & Associates Properties, Inc.	18,250	169,908
CDL Hospitality Trusts	68,650	72,026
Cedar Realty Trust, Inc.	9,150	67,985
Champion REIT	254,050	143,983
Charter Hall Retail REIT	36,750	130,939
Chatham Lodging Trust	3,950	86,821
Chesapeake Lodging Trust	6,407	148,963
Cofinimmo S.A.	2,195	258,865
Colony Starwood Homes (a)	5,200	158,184
Columbia Property Trust, Inc.	13,250	283,550
Cominar Real Estate Investment Trust	18,131	236,330
Corporate Office Properties Trust	10,150	300,135
Cousins Properties, Inc.	22,294	231,858
Crombie Real Estate Investment Trust	8,300	98,615
Cromwell Property Group	157,050	119,159
Crown Castle International Corp.	22,010	2,232,474
CubeSmart	19,071	588,912
Daiwa House REIT Investment Corp.	33	193,113
Daiwa House Residential Investment Corp.	70	189,500
Daiwa Office Investment Corp.	30	177,275
DCT Industrial Trust, Inc.	9,652	463,682
DDR Corp.	33,400	605,876
Derwent London plc	10,750	378,804
Dexus Property Group	201,039	1,357,679
DiamondRock Hospitality Co.	21,550	194,597
Digital Realty Trust, Inc. (a)	26,861	2,927,580
Douglas Emmett, Inc.	14,714	522,641
Dream Global Real Estate Investment Trust	10,150	73,692
Dream Office Real Estate Investment Trust	11,600	166,824
Duke Realty Corp.	37,077	988,473
DuPont Fabros Technology, Inc.	7,875	374,377
EastGroup Properties, Inc.	3,483	240,048
Education Realty Trust, Inc.	7,116	328,332
Empire State Realty Trust, Inc. - Class A	10,379	197,097
Empiric Student Property plc	53,900	77,477
EPR Properties	6,797	548,382
Equinix, Inc.	4,617	1,790,149
Equity Commonwealth (b)	13,559	394,974

Real Estate Investment Trusts—(Continued)
Equity Lifestyle Properties, Inc.	8,219	657,931
Equity One, Inc.	9,826	316,201
Equity Residential	62,880	4,331,174
Essex Property Trust, Inc.	11,400	2,600,226
Eurocommercial Properties NV	5,000	214,518
Extra Space Storage, Inc.	20,903	1,934,364
Federal Realty Investment Trust	12,234	2,025,339
FelCor Lodging Trust, Inc. (a)	14,950	93,139
First Industrial Realty Trust, Inc.	12,550	349,141
First Potomac Realty Trust	6,200	57,040
Fonciere Des Regions	7,259	646,209
Forest City Realty Trust, Inc. - Class A	25,250	563,327
Fortune Real Estate Investment Trust	141,550	169,330
Four Corners Property Trust, Inc.	6,350	130,747
Franklin Street Properties Corp.	9,450	115,952
Frontier Real Estate Investment Corp.	49	253,711
Fukuoka REIT Corp.	68	134,304
Gaming and Leisure Properties, Inc.	21,196	730,838
Gecina S.A.	8,404	1,148,743
General Growth Properties, Inc.	92,561	2,760,169
Getty Realty Corp.	2,665	57,164
GLP J-Reit	237	299,223
Goodman Group	368,771	1,965,778
Government Properties Income Trust (a)	7,635	176,063
GPT Group (The)	372,418	1,506,529
Gramercy Property Trust	45,069	415,536
Granite Real Estate Investment Trust	5,050	151,467
Great Portland Estates plc	37,000	310,008
Green REIT plc	72,500	112,153
H&R Real Estate Investment Trust	30,244	526,950
Hamborner REIT AG (a)	6,400	69,453
Hammerson plc	162,597	1,187,857
Hansteen Holdings plc (a)	80,050	108,867
HCP, Inc.	80,725	2,856,050
Healthcare Realty Trust, Inc.	11,260	393,987
Healthcare Trust of America, Inc. - Class A	14,625	472,972
Hersha Hospitality Trust	4,062	69,663
Hibernia REIT plc	73,300	109,370
Highwoods Properties, Inc.	10,500	554,400
Hospitality Properties Trust	16,250	468,000
Host Hotels & Resorts, Inc. (a)	130,085	2,108,678
Hudson Pacific Properties, Inc.	8,800	256,784
Hulic Reit, Inc.	90	163,629
Icade	7,482	532,031
Immobiliare Grande Distribuzione SIIQ S.p.A.	39,346	32,260
Industrial & Infrastructure Fund Investment Corp.	35	194,642
InnVest Real Estate Investment Trust	10,776	58,136
Intervest Offices & Warehouses NV	1,550	43,977
Intu Properties plc (a)	194,744	761,879
Investa Office Fund	60,762	194,399
Investors Real Estate Trust	13,008	84,162
Invincible Investment Corp.	315	198,390
Irish Residential Properties REIT plc	37,700	46,647
Iron Mountain, Inc.	15,849	631,266
Japan Excellent, Inc.	123	167,922

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Japan Hotel REIT Investment Corp.	357	$300,097
Japan Logistics Fund, Inc.	90	209,171
Japan Prime Realty Investment Corp. (a)	170	728,090
Japan Real Estate Investment Corp.	264	1,624,856
Japan Rental Housing Investments, Inc.	163	133,089
Japan Retail Fund Investment Corp.	530	1,348,863
Kenedix Office Investment Corp.	39	231,768
Kenedix Retail REIT Corp.	45	120,762
Keppel REIT (a)	202,850	158,481
Killam Apartment Real Estate Investment Trust	5,350	52,550
Kilroy Realty Corp.	9,934	658,525
Kimco Realty Corp.	72,388	2,271,535
Kite Realty Group Trust	8,812	247,000
Kiwi Property Group, Ltd.	136,150	144,909
Klepierre	44,048	1,965,131
Land Securities Group plc	163,531	2,314,412
Lar Espana Real Estate Socimi S.A. (a)	5,500	49,330
LaSalle Hotel Properties	12,100	285,318
Lexington Realty Trust	25,350	256,288
Liberty Property Trust	15,900	631,548
Link REIT	466,600	3,192,066
LondonMetric Property plc	62,800	125,840
LTC Properties, Inc.	4,050	209,507
Macerich Co. (The)	24,377	2,081,552
Mack-Cali Realty Corp.	9,557	258,039
Mapletree Commercial Trust	140,850	154,847
Mapletree Industrial Trust	135,650	173,523
Mapletree Logistics Trust	157,050	117,083
Medical Properties Trust, Inc.	25,550	388,615
Mercialys S.A.	4,450	95,003
Merlin Properties Socimi S.A.	34,734	367,298
Mid-America Apartment Communities, Inc.	8,126	864,606
Milestone Apartments Real Estate Investment Trust	7,550	110,391
Mirvac Group	767,473	1,161,086
Monogram Residential Trust, Inc.	18,150	185,312
Mori Hills REIT Investment Corp.	156	243,823
Mori Trust Sogo REIT, Inc.	107	202,169
National Health Investors, Inc.	3,800	285,342
National Retail Properties, Inc.	15,483	800,781
New Senior Investment Group, Inc.	8,450	90,246
New York REIT, Inc.	17,550	162,338
Nippon Accommodations Fund, Inc.	48	218,582
Nippon Building Fund, Inc.	287	1,764,085
Nippon Prologis REIT, Inc.	298	723,718
Nomura Real Estate Master Fund, Inc.	734	1,160,276
Northview Apartment Real Estate Investment Trust	4,750	82,466
NSI NV	14,743	59,321
Omega Healthcare Investors, Inc.	17,920	608,384
Orix JREIT, Inc.	261	448,266
Paramount Group, Inc.	15,474	246,656
Parkway Properties, Inc.	8,600	143,878
Pebblebrook Hotel Trust (a)	7,700	202,125
Pennsylvania Real Estate Investment Trust	7,100	152,295
Physicians Realty Trust	14,469	303,994

Real Estate Investment Trusts—(Continued)
Piedmont Office Realty Trust, Inc. - Class A	15,650	337,101
Post Properties, Inc.	5,750	351,037
Premier Investment Corp.	135	176,952
Primary Health Properties plc (a)	61,626	87,119
ProLogis, Inc.	91,070	4,466,073
PS Business Parks, Inc.	2,200	233,376
Public Storage	25,396	6,490,964
Pure Industrial Real Estate Trust	20,350	81,120
QTS Realty Trust, Inc. - Class A	4,850	271,503
Ramco-Gershenson Properties Trust	8,428	165,273
Realty Income Corp. (a)	44,192	3,065,157
Redefine International plc	127,300	76,699
Regency Centers Corp.	10,500	879,165
Regional REIT, Ltd. (144A)	23,000	30,625
Retail Opportunity Investments Corp.	10,735	232,627
Retail Properties of America, Inc. - Class A	25,450	430,105
Rexford Industrial Realty, Inc.	6,950	146,576
RioCan Real Estate Investment Trust	34,138	775,005
RLJ Lodging Trust	13,500	289,575
Rouse Properties, Inc.	3,900	71,175
Ryman Hospitality Properties, Inc.	5,236	265,203
Sabra Health Care REIT, Inc.	7,000	144,445
Safestore Holdings plc	22,250	109,696
Saul Centers, Inc.	1,457	89,911
Scentre Group	1,081,130	3,976,399
Segro plc	155,596	873,492
Sekisui House SI Residential Investment Corp.	107	123,697
Select Income REIT	7,255	188,557
Senior Housing Properties Trust	25,500	531,165
Seritage Growth Properties - Class A (a)	2,800	139,552
Shaftesbury plc	29,850	352,540
Shopping Centres Australasia Property Group	78,900	134,753
Silver Bay Realty Trust Corp.	3,600	61,308
Simon Property Group, Inc.	53,875	11,685,487
SL Green Realty Corp.	17,390	1,851,513
Smart Real Estate Investment Trust	11,950	353,334
Sovran Self Storage, Inc.	4,881	512,115
Spirit Realty Capital, Inc.	49,512	632,268
STAG Industrial, Inc.	7,285	173,456
Stockland	496,042	1,747,052
STORE Capital Corp.	16,012	471,553
Summit Hotel Properties, Inc.	8,900	117,836
Sun Communities, Inc.	6,196	474,861
Sunstone Hotel Investors, Inc.	23,256	280,700
Suntec Real Estate Investment Trust (a)	498,800	659,474
Tanger Factory Outlet Centers, Inc.	10,300	413,854
Target Healthcare REIT, Ltd.	27,100	39,349
Taubman Centers, Inc.	6,500	482,300
Terreno Realty Corp.	4,600	119,002
Tier REIT, Inc.	5,100	78,183
Tokyu REIT, Inc. (a)	95	134,705
Top REIT, Inc.	19	76,591
Tritax Big Box REIT plc	90,250	157,195
UDR, Inc.	46,390	1,712,719
Unibail-Rodamco SE (Paris Exchange)	20,462	5,360,907

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
United Urban Investment Corp.	557	$1,000,489
Universal Health Realty Income Trust	1,450	82,911
Urban Edge Properties (a)	9,600	286,656
Urstadt Biddle Properties, Inc. - Class A	2,850	70,623
Vastned Retail NV	2,007	81,511
Ventas, Inc.	58,340	4,248,319
VEREIT, Inc.	97,350	987,129
Vicinity Centres	689,201	1,714,872
Vornado Realty Trust	29,930	2,996,592
Warehouses De Pauw SCA	1,521	142,871
Washington Real Estate Investment Trust	7,894	248,345
Weingarten Realty Investors	12,158	496,290
Welltower, Inc.	61,645	4,695,500
Wereldhave Belgium NV	250	30,697
Wereldhave NV	4,300	195,133
Westfield Corp.	404,892	3,225,914
Weyerhaeuser Co.	49,292	1,467,423
Workspace Group plc	12,450	115,968
WP Carey, Inc.	9,601	666,501
WP Glimcher, Inc.	19,750	221,002
Xenia Hotels & Resorts, Inc.	11,600	194,648

		185,528,484

Real Estate Management & Development—1.0%
ADLER Real Estate AG (b)	2,600	32,940
ADO Properties S.A. (144A)	2,748	105,585
Aeon Mall Co., Ltd.	23,897	311,465
Allreal Holding AG (a) (b)	1,050	145,259
Azrieli Group, Ltd.	8,935	380,278
BUWOG AG (b)	7,750	178,958
CA Immobilien Anlagen AG (b)	7,732	129,317
Capital & Counties Properties plc (a)	78,150	310,896
CapitaLand, Ltd.	528,250	1,213,487
Castellum AB	26,477	376,886
CBRE Group, Inc. - Class A (b)	19,115	506,165
Cheung Kong Property Holdings, Ltd.	572,696	3,612,352
City Developments, Ltd.	104,700	637,921
Citycon Oyj	42,250	96,147
Conwert Immobilien Invest SE (b)	7,400	118,462
D Carnegie & Co. AB (b)	4,850	55,841
Daejan Holdings plc (a)	550	37,061
Daito Trust Construction Co., Ltd.	7,144	1,158,014
Daiwa House Industry Co., Ltd.	56,810	1,657,706
Deutsche Euroshop AG (a)	4,950	226,317
Deutsche Wohnen AG	69,988	2,375,185
DIC Asset AG	3,650	34,278
Dios Fastigheter AB	5,032	35,809
Entra ASA (144A)	6,718	63,522
Fabege AB	14,250	241,088
Fastighets AB Balder - B Shares (b)	9,900	249,761
First Capital Realty, Inc. (a)	9,850	168,951
Fonciere de Paris SIIC	250	38,956
Global Logistic Properties, Ltd.	265,768	358,683
Grainger plc	44,200	124,095
Grand City Properties S.A.	10,900	223,805
Hang Lung Properties, Ltd.	439,100	893,770

Real Estate Management & Development—(Continued)
Helical Bar plc	10,350	39,322
Hemfosa Fastigheter AB	10,174	104,399
Henderson Land Development Co., Ltd.	243,854	1,381,803
Hispania Activos Inmobiliarios SOCIMI S.A.	9,550	111,875
Hongkong Land Holdings, Ltd.	243,650	1,489,227
Hufvudstaden AB - A Shares	11,950	187,130
Hulic Co., Ltd.	68,030	713,260
Hysan Development Co., Ltd.	128,000	569,950
Inmobiliaria Colonial S.A.	245,009	177,546
Kennedy Wilson Europe Real Estate plc	12,650	162,623
Kerry Properties, Ltd.	134,400	332,963
Klovern AB - B Shares	40,300	46,300
Kungsleden AB	19,570	126,907
LEG Immobilien AG (a) (b)	6,750	630,878
Lend Lease Group	55,086	522,406
Mitsubishi Estate Co., Ltd.	260,594	4,764,717
Mitsui Fudosan Co., Ltd.	189,968	4,336,580
Mobimo Holding AG (b)	650	147,994
New World Development Co., Ltd.	1,159,925	1,179,796
Nomura Real Estate Holdings, Inc.	25,309	440,355
Norwegian Property ASA (a)	26,550	28,959
NTT Urban Development Corp.	23,173	246,701
PSP Swiss Property AG	4,259	412,646
Sino Land Co., Ltd.	634,300	1,046,243
Sponda Oyj	26,298	114,034
Sumitomo Realty & Development Co., Ltd.	82,095	2,215,391
Sun Hung Kai Properties, Ltd.	295,678	3,560,420
Swire Pacific, Ltd. - Class A	53,900	613,722
Swire Properties, Ltd.	242,550	647,074
Swiss Prime Site AG (b)	13,765	1,244,935
TAG Immobilien AG (a)	14,250	186,924
Technopolis Oyj	10,250	40,401
TLG Immobilien AG	5,942	124,776
Tokyo Tatemono Co., Ltd.	41,800	499,320
Tokyu Fudosan Holdings Corp.	51,146	317,247
UNITE Group plc (The)	23,850	197,677
UOL Group, Ltd.	98,000	399,767
Vonovia SE	96,639	3,526,867
Wallenstam AB - B Shares	21,050	171,025
WCM Beteiligungs & Grundbesitz-AG (b)	8,550	30,834
Wharf Holdings, Ltd. (The)	265,550	1,622,876
Wheelock & Co., Ltd.	80,800	382,150
Wihlborgs Fastigheter AB	7,100	144,633

		51,339,613

Road & Rail—0.5%
Asciano, Ltd.	58,386	386,601
Aurizon Holdings, Ltd.	208,845	756,519
Central Japan Railway Co.	14,387	2,546,448
ComfortDelGro Corp., Ltd.	214,700	440,048
CSX Corp.	63,570	1,657,906
DSV A/S	19,205	807,467
East Japan Railway Co.	33,326	3,070,762
Hankyu Hanshin Holdings, Inc.	120,000	893,148
J.B. Hunt Transport Services, Inc.	5,896	477,163

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Kansas City Southern	7,190	$647,747
Keikyu Corp.	46,373	464,491
Keio Corp.	57,672	541,955
Keisei Electric Railway Co., Ltd.	26,811	343,868
Kintetsu Group Holdings Co., Ltd.	179,710	766,924
MTR Corp., Ltd.	145,700	741,227
Nagoya Railroad Co., Ltd. (a)	91,000	510,517
Nippon Express Co., Ltd.	82,307	375,166
Norfolk Southern Corp.	19,740	1,680,466
Odakyu Electric Railway Co., Ltd.	58,552	683,358
Ryder System, Inc.	3,500	213,990
Tobu Railway Co., Ltd.	96,045	525,555
Tokyu Corp.	105,569	923,172
Union Pacific Corp.	55,890	4,876,402
West Japan Railway Co.	16,429	1,038,423

		25,369,323

Semiconductors & Semiconductor Equipment—0.9%
Analog Devices, Inc.	20,440	1,157,722
Applied Materials, Inc.	74,660	1,789,600
ARM Holdings plc	140,513	2,128,204
ASM Pacific Technology, Ltd.	24,200	174,284
ASML Holding NV	36,748	3,642,575
Broadcom, Ltd.	24,495	3,806,523
First Solar, Inc. (b)	4,970	240,946
Infineon Technologies AG	112,834	1,621,479
Intel Corp. (e)	312,070	10,235,896
KLA-Tencor Corp.	9,070	664,377
Lam Research Corp.	10,447	878,175
Linear Technology Corp.	15,780	734,243
Microchip Technology, Inc. (a)	14,030	712,163
Micron Technology, Inc. (b)	68,470	942,147
NVIDIA Corp. (a)	33,670	1,582,827
NXP Semiconductors NV (b)	29,342	2,298,652
Qorvo, Inc. (b)	8,523	470,981
QUALCOMM, Inc.	98,705	5,287,627
Rohm Co., Ltd.	9,078	355,946
Skyworks Solutions, Inc.	12,671	801,821
STMicroelectronics NV	63,590	374,729
Texas Instruments, Inc.	66,430	4,161,839
Tokyo Electron, Ltd.	15,725	1,322,064
Xilinx, Inc.	16,880	778,674

		46,163,494

Software—1.3%
Activision Blizzard, Inc.	33,469	1,326,376
Adobe Systems, Inc. (b)	32,920	3,153,407
Autodesk, Inc. (b)	14,815	802,084
CA, Inc.	19,545	641,662
Check Point Software Technologies, Ltd. (a) (b)	13,119	1,045,322
Citrix Systems, Inc. (b)	10,170	814,515
Dassault Systemes S.A.	12,807	977,940
Electronic Arts, Inc. (b)	20,380	1,543,989
Gemalto NV (a)	7,992	489,485
GungHo Online Entertainment, Inc. (a)	40,732	109,697

Software—(Continued)
Intuit, Inc.	16,995	1,896,812
Konami Holdings Corp.	9,303	352,257
Microsoft Corp. (e)	522,555	26,739,139
Mobileye NV (a) (b)	17,498	807,358
Nexon Co., Ltd.	17,326	254,528
Nice Ltd.	6,054	380,150
Nintendo Co., Ltd.	11,387	1,624,755
Oracle Corp. (e)	208,110	8,517,942
Oracle Corp. Japan	3,833	204,005
Red Hat, Inc. (b)	12,035	873,741
Sage Group plc (The)	107,678	936,400
Salesforce.com, Inc. (b)	41,660	3,308,221
SAP SE	98,051	7,329,078
Symantec Corp.	40,200	825,708
Trend Micro, Inc.	11,224	399,751

		65,354,322

Specialty Retail—0.9%
ABC-Mart, Inc.	3,300	219,624
Advance Auto Parts, Inc.	4,820	779,057
AutoNation, Inc. (a) (b)	4,805	225,739
AutoZone, Inc. (b)	2,035	1,615,464
Bed Bath & Beyond, Inc. (a)	10,775	465,696
Best Buy Co., Inc.	18,545	567,477
CarMax, Inc. (a) (b)	12,850	630,036
Dixons Carphone plc	97,645	423,902
Dufry AG (a) (b)	4,569	548,376
Fast Retailing Co., Ltd.	5,379	1,442,100
Foot Locker, Inc.	9,044	496,154
Gap, Inc. (The)	14,940	317,027
Hennes & Mauritz AB - B Shares	94,722	2,775,897
Hikari Tsushin, Inc.	2,200	183,868
Home Depot, Inc. (The)	83,770	10,696,591
Industria de Diseno Textil S.A.	108,828	3,629,137
Kingfisher plc	227,556	982,249
L Brands, Inc.	16,840	1,130,469
Lowe’s Cos., Inc.	60,420	4,783,451
Nitori Holdings Co., Ltd.	8,000	959,855
O’Reilly Automotive, Inc. (b)	6,465	1,752,661
Ross Stores, Inc.	26,680	1,512,489
Shimamura Co., Ltd.	2,300	339,515
Signet Jewelers, Ltd.	5,225	430,592
Staples, Inc.	42,585	367,083
Tiffany & Co. (a)	7,320	443,885
TJX Cos., Inc. (The)	44,250	3,417,427
Tractor Supply Co.	8,835	805,575
Ulta Salon Cosmetics & Fragrance, Inc. (b)	4,279	1,042,536
Urban Outfitters, Inc. (b)	5,650	155,375
USS Co., Ltd.	21,880	358,866
Yamada Denki Co., Ltd. (a)	62,670	329,325

		43,827,498

Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc. (e)	366,360	35,024,016
Brother Industries, Ltd.	23,546	251,239
Canon, Inc. (a)	106,433	3,037,026

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Technology Hardware, Storage & Peripherals—(Continued)
EMC Corp.	128,610	$3,494,334
FUJIFILM Holdings Corp.	43,653	1,686,909
Hewlett Packard Enterprise Co.	113,410	2,072,001
HP, Inc.	114,010	1,430,826
Konica Minolta, Inc.	44,753	324,545
NEC Corp.	259,087	601,083
NetApp, Inc.	19,070	468,931
Ricoh Co., Ltd.	66,478	574,460
Seagate Technology plc (a)	19,560	476,482
Seiko Epson Corp.	27,900	445,851
Western Digital Corp. (a)	18,524	875,444

		50,763,147

Textiles, Apparel & Luxury Goods—0.6%
adidas AG	18,786	2,678,971
Asics Corp. (a)	15,878	266,528
Burberry Group plc	44,397	694,007
Christian Dior SE	5,440	881,246
Cie Financiere Richemont S.A.	52,078	3,055,157
Coach, Inc.	18,250	743,505
Hanesbrands, Inc.	25,822	648,907
Hermes International	2,634	992,672
Hugo Boss AG	6,673	377,001
Kering	7,559	1,232,771
Li & Fung, Ltd.	586,300	286,217
Luxottica Group S.p.A.	16,889	822,922
LVMH Moet Hennessy Louis Vuitton SE	27,819	4,212,272
Michael Kors Holdings, Ltd. (a) (b)	11,797	583,716
NIKE, Inc. - Class B	89,180	4,922,736
Pandora A/S	11,592	1,573,553
PVH Corp.	5,408	509,596
Ralph Lauren Corp.	3,795	340,108
Swatch Group AG (The)	4,951	283,991
Swatch Group AG (The) - Bearer Shares (a)	3,077	894,489
Under Armour, Inc. - Class A (a) (b)	11,972	480,436
Under Armour, Inc. - Class C (b)	12,057	438,874
VF Corp.	22,400	1,377,376
Yue Yuen Industrial Holdings, Ltd.	73,600	293,596

		28,590,647

Tobacco—0.9%
Altria Group, Inc.	129,325	8,918,252
British American Tobacco plc	185,987	12,102,259
Imperial Brands plc	95,647	5,192,182
Japan Tobacco, Inc. (a)	109,743	4,396,371
Philip Morris International, Inc. (e)	102,405	10,416,637
Reynolds American, Inc.	54,664	2,948,029
Swedish Match AB	19,604	681,273

		44,655,003

Trading Companies & Distributors—0.3%
AerCap Holdings NV (b)	16,990	570,694
Ashtead Group plc	50,217	720,670
Brenntag AG	15,414	744,877
Bunzl plc	33,441	1,034,346

Trading Companies & Distributors—(Continued)
Fastenal Co.	19,050	845,630
ITOCHU Corp.	149,010	1,810,540
Marubeni Corp.	164,709	739,383
Mitsubishi Corp.	150,685	2,634,691
Mitsui & Co., Ltd.	170,205	2,015,336
Noble Group, Ltd. (a) (b)	437,000	65,724
Rexel S.A.	30,116	380,216
Sumitomo Corp.	118,513	1,186,091
Toyota Tsusho Corp.	21,226	455,337
Travis Perkins plc	24,932	498,776
United Rentals, Inc. (b)	6,000	402,600
Wolseley plc	25,466	1,319,780
WW Grainger, Inc.	3,820	868,095

		16,292,786

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A. (a)	54,344	798,693
Aena S.A. (144A)	6,735	886,855
Aeroports de Paris	2,962	327,609
Atlantia S.p.A.	41,193	1,027,409
Auckland International Airport, Ltd.	95,036	441,746
Fraport AG Frankfurt Airport Services Worldwide (a)	4,148	221,611
Groupe Eurotunnel SE	46,640	496,362
Hutchison Port Holdings Trust - Class U	521,402	239,516
Japan Airport Terminal Co., Ltd. (a)	4,700	169,275
Kamigumi Co., Ltd.	22,677	208,369
Mitsubishi Logistics Corp.	11,300	157,523
Sydney Airport	108,988	566,296
Transurban Group	203,077	1,821,386

		7,362,650

Water Utilities—0.1%
American Water Works Co., Inc.	11,776	995,190
Severn Trent plc	23,466	766,563
United Utilities Group plc	68,029	947,284

		2,709,037

Wireless Telecommunication Services—0.5%
KDDI Corp.	187,922	5,720,594
Millicom International Cellular S.A.	6,595	403,340
NTT DoCoMo, Inc.	142,668	3,838,897
SoftBank Group Corp.	95,832	5,421,691
StarHub, Ltd.	60,000	169,000
Tele2 AB - B Shares	32,094	280,747
Vodafone Group plc	2,649,408	8,065,300

		23,899,569

Total Common Stocks (Cost $2,092,821,713)		2,525,672,277

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—19.6%

Security Description	Principal Amount*	Value

Federal Agencies—1.3%
Federal Home Loan Bank 4.750%, 12/16/16	1,785,000	$1,819,640
Federal Home Loan Mortgage Corp. 2.000%, 08/25/16	3,900,000	3,909,122
2.375%, 01/13/22	8,925,000	9,452,941
6.250%, 07/15/32	2,480,000	3,752,029
Federal National Mortgage Association 0.875%, 02/08/18	20,645,000	20,750,269
1.250%, 01/30/17	14,970,000	15,037,679
5.250%, 09/15/16	5,445,000	5,498,704
5.375%, 06/12/17	756,000	789,593
6.625%, 11/15/30 (a)	1,650,000	2,528,029
7.250%, 05/15/30	1,941,000	3,087,545

		66,625,551

U.S. Treasury—18.3%
U.S. Treasury Bonds 2.500%, 02/15/45	5,830,000	6,069,805
2.750%, 08/15/42	8,785,000	9,679,287
2.875%, 05/15/43	5,779,000	6,498,439
2.875%, 08/15/45	18,455,000	20,722,953
3.000%, 05/15/45	1,395,000	1,603,433
3.125%, 11/15/41	15,840,000	18,705,424
3.125%, 02/15/42	5,645,000	6,670,363
3.125%, 02/15/43	8,925,000	10,520,692
3.625%, 08/15/43	20,086,000	25,914,857
3.750%, 08/15/41	8,025,000	10,467,922
4.250%, 05/15/39	1,235,000	1,726,105
4.375%, 05/15/40	6,650,000	9,461,181
4.375%, 05/15/41	7,495,000	10,702,043
4.750%, 02/15/41	1,780,000	2,670,765
6.000%, 02/15/26	14,292,000	20,127,709
6.250%, 08/15/23	4,620,000	6,192,426
6.250%, 05/15/30	1,815,000	2,852,882
6.875%, 08/15/25	2,640,000	3,873,271
8.875%, 02/15/19	2,158,000	2,621,802
U.S. Treasury Notes 0.625%, 11/30/17	19,755,000	19,771,199
0.750%, 12/31/17	8,888,000	8,911,260
0.750%, 03/31/18	30,165,000	30,247,471
0.875%, 01/31/18 (g)	63,035,000	63,327,987
1.250%, 11/30/18 (h)	16,530,000	16,765,685
1.250%, 01/31/19	6,545,000	6,641,643
1.250%, 04/30/19	8,909,000	9,049,246
1.250%, 03/31/21	18,200,000	18,411,866
1.375%, 06/30/18	21,010,000	21,329,247
1.375%, 03/31/20	9,890,000	10,076,980
1.375%, 08/31/20	17,945,000	18,273,752
1.375%, 10/31/20	17,900,000	18,223,739
1.500%, 08/31/18	39,415,000	40,158,643
1.500%, 01/31/19	5,070,000	5,175,953
1.500%, 11/30/19	29,340,000	30,023,065
1.500%, 05/31/20	9,830,000	10,058,852
1.625%, 06/30/20	13,695,000	14,083,377
1.625%, 07/31/20	7,875,000	8,098,020

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.625%, 11/15/22	16,550,000	16,940,481
1.625%, 02/15/26	7,660,000	7,746,175
1.750%, 05/15/23 (h)	47,565,000	49,068,149
1.875%, 10/31/17	13,345,000	13,573,840
2.000%, 11/15/21	21,660,000	22,704,922
2.000%, 02/15/22	9,370,000	9,814,344
2.000%, 02/15/23	9,615,000	10,070,963
2.000%, 02/15/25 (a)	10,410,000	10,891,463
2.000%, 08/15/25	17,740,000	18,545,928
2.125%, 08/15/21	19,150,000	20,180,806
2.125%, 05/15/25	18,615,000	19,662,820
2.250%, 11/30/17	16,220,000	16,601,430
2.250%, 11/15/24	6,890,000	7,349,694
2.625%, 08/15/20	21,945,000	23,460,566
2.625%, 11/15/20	28,794,000	30,850,064
2.750%, 02/15/19	33,793,000	35,619,917
2.750%, 11/15/23	9,125,000	10,058,889
3.500%, 05/15/20	9,995,000	10,985,914
3.625%, 02/15/20	29,095,000	32,015,876
3.625%, 02/15/21	36,410,000	40,746,504

		932,598,089

Total U.S. Treasury & Government Agencies (Cost $948,669,620)		999,223,640

Foreign Government—4.7%

Sovereign—4.7%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	2,155,000	1,705,608
3.750%, 04/21/37 (AUD)	530,000	469,585
5.250%, 03/15/19 (AUD)	510,000	417,341
5.750%, 05/15/21 (AUD)	2,345,000	2,082,801
6.000%, 02/15/17 (AUD)	230,000	176,203
Austria Government Bonds 3.150%, 06/20/44 (144A) (EUR)	275,000	487,451
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,390,658
4.150%, 03/15/37 (144A) (EUR)	380,000	710,269
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	905,000	1,217,761
3.750%, 09/28/20 (144A) (EUR)	335,000	439,679
4.250%, 09/28/21 (144A) (EUR)	900,000	1,244,767
4.250%, 03/28/41 (144A) (EUR)	575,000	1,129,000
5.000%, 03/28/35 (144A) (EUR)	355,000	697,935
5.500%, 09/28/17 (144A) (EUR)	900,000	1,073,911
5.500%, 03/28/28 (EUR)	815,000	1,448,461
Bundesobligation
0.250%, 04/13/18 (EUR)	390,000	439,824
Bundesrepublik Deutschland 0.500%, 02/15/26 (EUR)	215,000	253,173
1.500%, 05/15/23 (EUR)	885,000	1,114,932
1.500%, 05/15/24 (EUR)	1,965,000	2,503,405
2.000%, 01/04/22 (EUR)	1,505,000	1,906,104
2.000%, 08/15/23 (EUR)	1,170,000	1,526,788
2.500%, 01/04/21 (EUR)	2,715,000	3,441,780

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Bundesrepublik Deutschland 2.500%, 07/04/44 (EUR)	625,000	$1,092,758
3.250%, 07/04/42 (EUR)	135,000	259,329
4.250%, 07/04/39 (EUR)	920,000	1,933,320
5.500%, 01/04/31 (EUR)	1,505,000	2,998,958
Canadian Government Bonds 2.750%, 06/01/22 (CAD)	1,870,000	1,620,319
3.500%, 06/01/20 (CAD)	420,000	362,105
3.500%, 12/01/45 (CAD)	225,000	245,733
4.000%, 06/01/41 (CAD)	975,000	1,098,932
5.750%, 06/01/29 (CAD)	385,000	451,591
5.750%, 06/01/33 (CAD)	245,000	306,053
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	5,745,000	961,904
4.000%, 11/15/19 (DKK)	3,690,000	634,498
4.500%, 11/15/39 (DKK)	1,645,000	464,884
Finland Government Bond 3.500%, 04/15/21 (144A) (EUR)	1,500,000	1,979,255
France Government Bond OAT 1.000%, 11/25/25 (EUR)	1,770,000	2,121,998
1.750%, 05/25/23 (EUR)	545,000	686,030
2.250%, 10/25/22 (EUR)	1,270,000	1,632,206
2.250%, 05/25/24 (EUR)	3,550,000	4,666,360
3.250%, 05/25/45 (EUR)	885,000	1,557,793
3.750%, 04/25/21 (EUR)	4,445,000	5,921,971
4.500%, 04/25/41 (EUR)	1,585,000	3,215,085
5.500%, 04/25/29 (EUR)	1,565,000	2,865,825
5.750%, 10/25/32 (EUR)	535,000	1,082,415
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	855,000	962,790
Ireland Government Bonds 2.000%, 02/18/45 (EUR)	190,000	247,912
4.500%, 04/18/20 (EUR)	415,000	543,039
5.400%, 03/13/25 (EUR)	840,000	1,320,988
Italy Buoni Poliennali Del Tesoro 2.000%, 12/01/25 (EUR)	1,190,000	1,407,392
3.250%, 09/01/46 (144A) (EUR)	280,000	373,353
3.750%, 03/01/21 (EUR)	5,105,000	6,570,583
3.750%, 09/01/24 (EUR)	2,270,000	3,045,308
5.000%, 08/01/39 (EUR)	1,800,000	3,030,523
5.250%, 08/01/17 (EUR)	7,530,000	8,842,425
5.250%, 11/01/29 (EUR)	3,880,000	6,162,184
5.500%, 11/01/22 (EUR)	1,215,000	1,751,266
Japan Government Five Year Bonds 0.100%, 12/20/19 (JPY)	139,400,000	1,369,134
0.300%, 09/20/18 (JPY)	1,331,600,000	13,065,580
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	25,750,000	388,388
Japan Government Ten Year Bonds 0.500%, 12/20/24 (JPY)	555,750,000	5,749,361
0.800%, 09/20/22 (JPY)	78,700,000	816,151
0.800%, 12/20/22 (JPY)	85,450,000	888,559
0.800%, 09/20/23 (JPY)	252,300,000	2,644,013
1.700%, 03/20/17 (JPY)	260,350,000	2,557,060
Japan Government Thirty Year Bonds 1.800%, 09/20/43 (JPY)	480,350,000	6,712,480

Sovereign—(Continued)
Japan Government Thirty Year Bonds 1.900%, 09/20/42 (JPY)	268,850,000	3,785,874
2.300%, 03/20/40 (JPY)	408,300,000	5,959,998
Japan Government Twenty Year Bonds 1.400%, 12/20/22 (JPY)	876,300,000	9,448,239
1.500%, 03/20/33 (JPY)	90,500,000	1,102,090
1.700%, 12/20/31 (JPY)	561,250,000	6,932,183
1.700%, 09/20/32 (JPY)	182,400,000	2,270,422
1.700%, 09/20/33 (JPY)	470,300,000	5,905,154
2.100%, 06/20/29 (JPY)	555,050,000	6,955,097
2.100%, 12/20/29 (JPY)	121,550,000	1,535,451
2.500%, 12/21/20 (JPY)	808,300,000	8,820,109
Mexican Bonos 6.500%, 06/10/21 (MXN)	21,375,000	1,221,783
7.250%, 12/15/16 (MXN)	12,170,000	674,176
7.750%, 11/13/42 (MXN)	3,375,000	214,725
10.000%, 11/20/36 (MXN)	8,160,000	627,159
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	1,380,000	1,779,639
3.750%, 01/15/42 (144A) (EUR)	645,000	1,300,504
5.500%, 01/15/28 (EUR)	1,250,000	2,251,544
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	3,240,000	448,975
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,021,664
5.750%, 04/25/29 (PLN)	1,105,000	356,868
Singapore Government Bond 2.250%, 06/01/21 (SGD)	865,000	664,710
South Africa Government Bonds 6.500%, 02/28/41 (ZAR)	6,815,000	327,943
8.250%, 09/15/17 (ZAR)	12,430,000	850,638
10.500%, 12/21/26 (ZAR)	10,465,000	790,453
Spain Government Bonds 1.950%, 04/30/26 (144A) (EUR)	1,140,000	1,347,367
2.750%, 10/31/24 (144A) (EUR)	2,425,000	3,064,566
3.800%, 01/31/17 (144A) (EUR)	2,725,000	3,093,658
4.000%, 04/30/20 (144A) (EUR)	2,190,000	2,796,762
4.200%, 01/31/37 (144A) (EUR)	650,000	987,900
4.400%, 10/31/23 (144A) (EUR)	445,000	622,294
4.700%, 07/30/41 (144A) (EUR)	610,000	1,007,380
5.850%, 01/31/22 (144A) (EUR)	2,230,000	3,230,043
6.000%, 01/31/29 (EUR)	995,000	1,674,879
Sweden Government Bonds 1.500%, 11/13/23 (SEK)	3,330,000	440,618
5.000%, 12/01/20 (SEK)	8,685,000	1,278,109
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	564,893
United Kingdom Gilt 1.750%, 01/22/17 (GBP)	1,495,000	2,006,796
2.000%, 09/07/25 (GBP)	1,295,000	1,888,435
2.250%, 09/07/23 (GBP)	1,170,000	1,726,878
2.750%, 09/07/24 (GBP)	1,425,000	2,186,555
3.250%, 01/22/44 (GBP)	3,105,000	5,514,257
3.750%, 09/07/20 (GBP)	1,395,000	2,122,746
4.250%, 09/07/39 (GBP)	1,205,000	2,390,256
4.250%, 12/07/46 (GBP)	915,000	1,951,519

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
United Kingdom Gilt 4.500%, 12/07/42 (GBP)	275,000	$584,813
8.000%, 06/07/21 (GBP)	1,170,000	2,139,360

Total Foreign Government (Cost $245,216,143)		241,350,729

Mutual Funds—3.3%

Investment Company Securities—3.3%
F&C Commercial Property Trust, Ltd.	56,750	86,444
F&C UK Real Estate Investment, Ltd.	25,650	30,079
iShares Core MSCI Emerging Markets ETF	914,279	38,244,291
MedicX Fund, Ltd. (a)	40,033	47,354
Picton Property Income, Ltd.	58,100	51,420
Schroder Real Estate Investment Trust, Ltd.	55,750	37,481
Standard Life Investment Property Income Trust, Ltd.	40,940	42,898
UK Commercial Property Trust, Ltd. (a)	71,300	68,629
Vanguard Global ex-U.S. Real Estate ETF	450,000	24,327,000
Vanguard Mid-Cap ETF	109,637	13,554,422
Vanguard REIT ETF	671,671	59,557,067
Vanguard Small-Cap ETF	265,576	30,721,832

Total Mutual Funds (Cost $155,137,467)		166,768,917

Preferred Stocks—0.1%

Auto Components—0.0%
Schaeffler AG	16,561	219,554

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,438	344,717
Porsche Automobil Holding SE	15,277	703,827
Volkswagen AG	18,516	2,225,316

		3,273,860

Chemicals—0.0%
FUCHS Petrolub SE	6,934	272,331

Household Products—0.0%
Henkel AG & Co. KGaA	17,775	2,161,431

Total Preferred Stocks (Cost $6,788,305)		5,927,176

Rights—0.0%

Engineering & Construction—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/18/16 (b)	19,172	13,468

Holding Companies-Diversified—0.0%
Noble Group, Ltd., Expires 07/20/16 (b)	437,000	29,196

Security Description	Shares/ Principal Amount*	Value

Real Estate Management & Development—0.0%
ADLER Real Estate AG, Expires 06/27/16 (b)	2,600	0

Total Rights (Cost $121,003)		42,664

Short-Term Investments—24.1%

Mutual Fund—1.7%
State Street Navigator Securities Lending MET Portfolio (i)	84,991,366	84,991,366

Repurchase Agreement—21.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $1,089,148,589 on 07/01/16, collateralized by $1,082,745,000 U.S. Government Agency Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 03/31/18 - 04/15/19, with a value of $1,110,935,578.	1,089,147,682	1,089,147,682

U.S. Treasury — 1.0%
U.S. Treasury Bill 0.519%, 08/25/16 (j)	50,000,000	49,960,187

Total Short-Term Investments (Cost $1,224,099,235)		1,224,099,235

Total Investments—101.5% (Cost $4,672,853,486)(k)		5,163,084,638
Other assets and liabilities (net)—(1.5)%		(75,944,974)

Net Assets—100.0%		$5,087,139,664

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $112,583,855 and the collateral received consisted of cash in the amount of $84,991,366 and non-cash collateral with a value of $30,290,195. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent less than 0.05% of net assets.
(d)	Illiquid security. As of June 30, 2016, these securities represent 0.0% of net assets.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $111,064,253.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2016, the market value of securities pledged was $63,292,824.
(h)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2016, the market value of securities pledged was $6,734,351.
(i)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(j)	The rate shown represents current yield to maturity.
(k)	As of June 30, 2016, the aggregate cost of investments was $4,672,853,486. The aggregate unrealized appreciation and depreciation of investments were $692,332,418 and $(202,101,266), respectively, resulting in net unrealized appreciation of $490,231,152.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $34,848,414, which is 0.7% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(ZAR)—	South African Rand

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	6,314,264	BNP Paribas S.A.	09/20/16	$4,686,383	$9,743
AUD	16,419,382	BNP Paribas S.A.	09/20/16	11,947,695	263,940
AUD	27,474,109	BNP Paribas S.A.	09/20/16	19,991,755	441,645
AUD	4,200,038	Credit Suisse International	09/20/16	3,116,357	7,350
AUD	6,314,264	HSBC Bank USA	09/20/16	4,679,867	16,259
AUD	24,564,029	Royal Bank of Scotland plc	09/20/16	18,203,026	66,051
CAD	27,147,490	BNP Paribas S.A.	09/20/16	20,906,492	109,642
CHF	45,129,349	Barclays Bank plc	09/20/16	46,587,876	(168,962)
EUR	914,991	State Street Bank and Trust	07/20/16	1,028,996	(13,042)
EUR	1,263,041	State Street Bank and Trust	07/20/16	1,415,401	(12,992)
EUR	1,983,206	State Street Bank and Trust	07/20/16	2,255,179	(53,140)
EUR	3,482,757	State Street Bank and Trust	07/20/16	3,972,053	(104,998)
EUR	15,243,450	BNP Paribas S.A.	09/20/16	17,264,731	(301,109)
EUR	23,138,296	Citibank N.A.	09/20/16	26,462,530	(713,155)
EUR	23,526,214	Citibank N.A.	09/20/16	26,906,180	(725,111)
EUR	8,721,183	Credit Suisse International	09/20/16	9,750,932	(45,593)
EUR	26,954,000	Credit Suisse International	09/20/16	30,587,775	(592,106)
EUR	5,898,302	JPMorgan Chase Bank N.A.	09/20/16	6,530,069	33,837
EUR	10,235,723	Royal Bank of Scotland plc	09/20/16	11,714,857	(324,066)
GBP	1,518,747	Royal Bank of Scotland plc	07/21/16	2,230,029	(207,955)
GBP	7,261,000	HSBC Bank USA	09/20/16	10,333,979	(660,721)
GBP	4,816,399	JPMorgan Chase Bank N.A.	09/20/16	6,779,582	(363,074)
JPY	75,932,688	JPMorgan Chase Bank N.A.	08/05/16	727,569	8,443
JPY	54,072,592	Standard Chartered Bank	08/05/16	506,817	17,305
JPY	2,451,358,080	Citibank N.A.	09/20/16	22,921,992	877,765
JPY	3,540,491,291	Credit Suisse International	09/20/16	33,489,514	884,425
JPY	3,560,357,688	Goldman Sachs International	09/20/16	33,475,477	1,091,341
JPY	903,977,459	Royal Bank of Scotland plc	09/20/16	8,514,819	261,722
JPY	2,291,193,138	Royal Bank of Scotland plc	09/20/16	21,432,048	812,699
NZD	21,587,661	BNP Paribas S.A.	09/20/16	15,315,692	38,251
NZD	24,761,755	BNP Paribas S.A.	09/20/16	17,564,080	47,397
NZD	32,978,796	Credit Suisse International	09/20/16	22,880,161	575,579
SEK	40,564,544	Royal Bank of Scotland plc	09/20/16	4,830,425	(19,916)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	6,180,997	State Street Bank and Trust	08/12/16	$4,612,581	$9,198
AUD	58,132,420	BNP Paribas S.A.	09/20/16	41,811,016	(1,423,979)
AUD	33,450,790	BNP Paribas S.A.	09/20/16	24,520,854	(357,600)
AUD	16,419,382	BNP Paribas S.A.	09/20/16	12,036,107	(175,529)
AUD	10,734,284	BNP Paribas S.A.	09/20/16	7,888,625	(94,815)
CAD	5,210,242	BNP Paribas S.A.	09/08/16	4,047,130	13,652
CHF	17,831,349	Credit Suisse International	09/20/16	18,567,881	227,004
CHF	27,298,000	Royal Bank of Scotland plc	09/20/16	28,431,122	353,086
CHF	528,590	Royal Bank of Scotland plc	09/21/16	553,464	9,738
DKK	13,142,928	Royal Bank of Scotland plc	09/09/16	2,002,215	36,510
EUR	602,284	BNP Paribas S.A.	07/20/16	668,665	(77)
EUR	106,055,578	Bank of America N.A.	07/20/16	121,600,462	3,842,399
EUR	693,954	State Street Bank and Trust	07/20/16	781,851	11,324
EUR	658,851	State Street Bank and Trust	07/20/16	727,648	(3,902)
EUR	578,493	State Street Bank and Trust	07/20/16	657,824	15,498
EUR	392,014	State Street Bank and Trust	07/20/16	434,067	(1,203)
EUR	9,294,513	Bank of America N.A.	09/20/16	10,275,456	(67,912)
EUR	19,426,000	Citibank N.A.	09/20/16	22,062,438	444,279
EUR	55,018,847	Credit Suisse International	09/20/16	61,302,393	74,852
EUR	34,804,153	Credit Suisse International	09/20/16	38,779,036	47,350
EUR	22,644,000	Credit Suisse International	09/20/16	25,065,187	(134,113)
EUR	10,235,723	Credit Suisse International	09/20/16	11,470,683	79,893
EUR	23,138,296	JPMorgan Chase Bank N.A.	09/20/16	26,379,253	629,877
GBP	975,887	Citibank N.A.	07/21/16	1,406,912	107,608
GBP	657,690	Citibank N.A.	07/21/16	876,520	865
GBP	15,855,294	HSBC Bank USA	07/21/16	22,911,185	1,801,297
GBP	387,422	Royal Bank of Scotland plc	07/21/16	560,631	44,814
GBP	511,510	State Street Bank and Trust	07/21/16	742,893	61,863
GBP	189,232	State Street Bank and Trust	07/21/16	250,470	(1,475)
GBP	18,255,252	BNP Paribas S.A.	09/20/16	26,586,995	2,266,962
GBP	7,854,261	HSBC Bank USA	09/20/16	11,328,287	864,674
GBP	20,873,288	JPMorgan Chase Bank N.A.	09/20/16	27,524,144	(283,692)
GBP	7,490,012	Royal Bank of Scotland plc	09/20/16	10,853,514	875,162
JPY	92,929,773	BNP Paribas S.A.	08/05/16	892,577	(8,186)
JPY	78,289,347	Goldman Sachs International	08/05/16	769,396	10,542
JPY	8,900,000,000	State Street Bank and Trust	08/05/16	81,359,824	(4,907,361)
JPY	47,469,885	State Street Bank and Trust	08/05/16	435,924	(24,199)
JPY	2,063,531,102	Credit Suisse International	09/20/16	19,297,692	(736,729)
JPY	4,754,532,000	Goldman Sachs International	09/20/16	45,000,114	(1,160,710)
JPY	2,300,660,395	Goldman Sachs International	09/20/16	22,641,777	305,114
JPY	1,901,235,072	Royal Bank of Scotland plc	09/20/16	17,444,124	(1,014,596)
JPY	1,422,594,000	Societe Generale	09/20/16	12,960,479	(851,209)
MXN	49,797,648	Goldman Sachs International	08/04/16	2,626,444	(89,759)
NOK	3,292,107	State Street Bank and Trust	09/09/16	398,184	4,862
NZD	40,111,896	JPMorgan Chase Bank N.A.	09/20/16	28,043,391	(485,674)
PLN	5,102,893	State Street Bank and Trust	07/29/16	1,321,987	29,347
SEK	12,879,191	State Street Bank and Trust	09/09/16	1,566,671	40,100
SGD	861,711	State Street Bank and Trust	07/15/16	636,319	(3,323)
ZAR	29,116,158	BNP Paribas S.A.	07/12/16	1,898,326	(75,812)

Net Unrealized Appreciation					$1,563,469

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/16	1,797	AUD	243,520,914	$917,094
Canada Government Bond 10 Year Futures	09/21/16	743	CAD	109,718,953	212,676
Euro Stoxx 50 Index Futures	09/16/16	205	EUR	6,012,917	(177,745)
MSCI EAFE Mini Index Futures	09/16/16	58	USD	4,675,065	9,016
Russell 2000 Mini Index Futures	09/16/16	200	USD	22,491,092	456,908
U.S. Treasury Note 10 Year Futures	09/21/16	369	USD	49,164,082	(92,848)
U.S. Treasury Note 5 Year Futures	09/30/16	1,047	USD	128,128,826	(223,052)
U.S. Treasury Ultra Long Bond Futures	09/21/16	915	USD	161,373,964	9,159,161

Futures Contracts—Short
Euro-Bund Futures	09/08/16	(457)	EUR	(74,804,062)	(1,742,061)
FTSE 100 Index Futures	09/16/16	(856)	GBP	(50,776,961)	(5,590,768)
Hang Seng Index Futures	07/28/16	(102)	HKD	(100,292,596)	(842,617)
Japanese Government 10 Year Bond Futures	09/12/16	(97)	JPY	(14,735,205,980)	(949,344)
S&P 500 E-Mini Index Futures	09/16/16	(692)	USD	(71,753,454)	(567,466)
SPI 200 Index Futures	09/15/16	(276)	AUD	(34,542,852)	(873,741)
TOPIX Index Futures	09/08/16	(377)	JPY	(4,727,098,559)	305,656
United Kingdom Long Gilt Bond Futures	09/28/16	(197)	GBP	(25,241,427)	(94,656)

Net Unrealized Depreciation					$(93,787)

Written Options

	Strike Price	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
S&P 500 Index, Put	1,825.00	Citibank N.A.	07/15/16	(243,800)	$(2,364,860)	$(112,785)	$2,252,075

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	3M LIBOR	1.000%	07/20/16	Goldman Sachs International	Russell 2000 Total Return Index	USD	90,852,324	$2,005,267	$—	$2,005,267
Pay	3M LIBOR	0.474%	07/20/16	Goldman Sachs International	S&P 400 Midcap Total Return Index	USD	9,204,698	235,503	—	235,503
Pay	3M LIBOR	0.395%	02/21/17	Citibank N.A.	S&P 400 Midcap Total Return Index	USD	137,052,534	4,302,191	—	4,302,191
Pay	3M LIBOR	1.000%	03/20/17	Goldman Sachs International	Russell 2000 Total Return Index	USD	53,764,428	179,031	—	179,031

Totals								$6,721,992	$—	$6,721,992

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	1.610%	06/24/26	USD	1,270,000,000	$28,581,732
Receive	3M LIBOR	1.610%	06/24/26	USD	67,200,000	90,403

Net Unrealized Appreciation						$28,672,135

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	281,000	$464
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	2,908,000	4,806
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	4,391,000	(80,892)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,146,000	(113,225)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,516,000	(120,040)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,516,000	(120,040)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,516,000	(120,040)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,516,000	(120,040)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,516,000	(24,418)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,516,000	(24,418)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,516,000	(24,418)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,517,000	(120,058)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	6,744,000	(124,241)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	8,642,000	(32,385)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	9,775,000	(180,079)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	10,388,000	(38,928)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	11,433,000	(42,845)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	13,033,000	(240,100)
CDX.NA.HY.26.V1	(5.000%	)	06/20/21	4.288%	USD	23,329,000	(87,423)

Net Unrealized Depreciation							$(1,608,320)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	23,329,000	$354,797
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	13,033,000	(24,145)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	13,033,000	(30,662)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	11,433,000	183,470
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	10,388,000	156,312
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	9,775,000	(32,772)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	9,054,000	429
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,744,000	(23,284)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,517,000	(22,501)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,516,000	(8,814)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,516,000	(8,162)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,516,000	(15,330)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,516,000	(12,072)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,516,000	(16,633)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,516,000	(14,352)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	6,516,000	(22,497)
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	281,000	(1,089)

Net Unrealized Appreciation						$462,695

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$31,992,633	$12,273,583	$—	$44,266,216
Air Freight & Logistics	8,769,762	4,433,094	—	13,202,856
Airlines	6,188,254	2,311,872	—	8,500,126
Auto Components	3,916,417	13,951,834	—	17,868,251
Automobiles	6,410,318	36,810,356	—	43,220,674

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Banks	$62,902,906	$123,156,174	$0	$186,059,080
Beverages	29,176,247	34,211,908	—	63,388,155
Biotechnology	35,258,633	12,816,553	—	48,075,186
Building Products	1,710,244	8,797,994	—	10,508,238
Capital Markets	21,355,133	17,238,018	—	38,593,151
Chemicals	24,821,212	41,214,731	—	66,035,943
Commercial Services & Supplies	5,191,342	7,824,337	—	13,015,679
Communications Equipment	11,956,788	5,595,862	—	17,552,650
Construction & Engineering	1,077,713	10,513,359	—	11,591,072
Construction Materials	1,893,090	7,272,453	—	9,165,543
Consumer Finance	8,625,468	1,116,780	—	9,742,248
Containers & Packaging	3,700,447	1,602,018	—	5,302,465
Distributors	1,642,078	279,864	—	1,921,942
Diversified Consumer Services	357,765	155,474	—	513,239
Diversified Financial Services	25,941,008	14,851,728	—	40,792,736
Diversified Telecommunication Services	34,987,564	36,487,230	—	71,474,794
Electric Utilities	26,915,058	21,636,311	—	48,551,369
Electrical Equipment	6,454,626	15,461,100	—	21,915,726
Electronic Equipment, Instruments & Components	4,338,319	14,082,320	—	18,420,639
Energy Equipment & Services	13,214,391	1,776,672	—	14,991,063
Food & Staples Retailing	28,648,408	20,612,607	—	49,261,015
Food Products	22,346,329	41,867,801	—	64,214,130
Gas Utilities	523,142	6,852,665	—	7,375,807
Health Care Equipment & Supplies	29,624,949	12,276,352	—	41,901,301
Health Care Providers & Services	33,680,811	8,614,734	—	42,295,545
Health Care Technology	1,169,656	670,948	—	1,840,604
Hotels, Restaurants & Leisure	21,253,272	15,455,761	—	36,709,033
Household Durables	5,886,926	12,230,982	—	18,117,908
Household Products	24,491,625	10,321,237	—	34,812,862
Independent Power and Renewable Electricity Producers	854,309	582,042	—	1,436,351
Industrial Conglomerates	31,544,276	18,691,138	—	50,235,414
Insurance	32,276,337	59,870,155	—	92,146,492
Internet & Catalog Retail	26,323,490	1,542,266	—	27,865,756
Internet Software & Services	49,579,368	2,074,272	—	51,653,640
IT Services	44,386,332	7,221,994	—	51,608,326
Leisure Products	1,327,610	2,455,198	—	3,782,808
Life Sciences Tools & Services	7,334,830	1,352,779	—	8,687,609
Machinery	15,259,303	27,612,836	—	42,872,139
Marine	—	2,603,036	—	2,603,036
Media	32,863,960	21,108,306	—	53,972,266
Metals & Mining	4,127,680	27,307,951	—	31,435,631
Multi-Utilities	14,570,641	15,144,188	—	29,714,829
Multiline Retail	7,525,073	3,893,314	—	11,418,387
Oil, Gas & Consumable Fuels	75,380,347	59,072,026	—	134,452,373
Paper & Forest Products	—	2,425,389	—	2,425,389
Personal Products	1,330,712	23,852,647	—	25,183,359
Pharmaceuticals	70,309,652	109,182,455	—	179,492,107
Professional Services	3,689,890	7,943,656	—	11,633,546
Real Estate Investment Trusts	126,095,509	59,432,975	—	185,528,484
Real Estate Management & Development	675,116	50,664,497	—	51,339,613
Road & Rail	9,553,674	15,815,649	—	25,369,323
Semiconductors & Semiconductor Equipment	36,544,213	9,619,281	—	46,163,494
Software	52,296,276	13,058,046	—	65,354,322
Specialty Retail	31,634,784	12,192,714	—	43,827,498
Technology Hardware, Storage & Peripherals	43,842,034	6,921,113	—	50,763,147
Textiles, Apparel & Luxury Goods	10,045,254	18,545,393	—	28,590,647
Tobacco	22,282,918	22,372,085	—	44,655,003
Trading Companies & Distributors	2,687,019	13,605,767	—	16,292,786

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

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AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Transportation Infrastructure	$—	$7,362,650	$—	$7,362,650
Water Utilities	995,190	1,713,847	—	2,709,037
Wireless Telecommunication Services	—	23,899,569	—	23,899,569
Total Common Stocks	1,301,758,331	1,223,913,946	0	2,525,672,277
Total U.S. Treasury & Government Agencies*	—	999,223,640	—	999,223,640
Total Foreign Government*	—	241,350,729	—	241,350,729
Mutual Funds
Investment Company Securities	166,404,612	364,305	—	166,768,917
Total Preferred Stocks*	—	5,927,176	—	5,927,176
Total Rights*	42,664	—	—	42,664
Short-Term Investments
Mutual Fund	84,991,366	—	—	84,991,366
Repurchase Agreement	—	1,089,147,682	—	1,089,147,682
U.S. Treasury	—	49,960,187	—	49,960,187
Total Short-Term Investments	84,991,366	1,139,107,869	—	1,224,099,235
Total Investments	$1,553,196,973	$3,609,887,665	$0	$5,163,084,638

Collateral for Securities Loaned (Liability)	$—	$(84,991,366)	$—	$(84,991,366)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$17,771,264	$—	$17,771,264
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(16,207,795)	—	(16,207,795)
Total Forward Contracts	$—	$1,563,469	$—	$1,563,469
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$11,060,511	$—	$—	$11,060,511
Futures Contracts (Unrealized Depreciation)	(11,154,298)	—	—	(11,154,298)
Total Futures Contracts	$(93,787)	$—	$—	$(93,787)
Written Options at Value	$(112,785)	$—	$—	$(112,785)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$29,372,413	$—	$29,372,413
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,845,903)	—	(1,845,903)
Total Centrally Cleared Swap Contracts	$—	$27,526,510	$—	$27,526,510
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$6,721,992	$—	$6,721,992

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $1,239,938 were due to the application of a systematic fair valuation model factor.

As of June 30, 2016, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2015 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at June 30, 2016 have not been presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$4,071,054,260
Affiliated investments at value (c)	2,882,696
Repurchase Agreement	1,089,147,682
Cash	13,421,410
Cash denominated in foreign currencies (d)	7,579,365
Cash collateral for centrally cleared swap contracts	117,088
OTC swap contracts at market value	6,721,992
Unrealized appreciation on forward foreign currency exchange contracts	17,771,264
Receivable for:
Investments sold	21,040
Fund shares sold	241,738
Dividends and interest	13,694,062
Variation margin on futures contracts	701,101
Variation margin on centrally cleared swap contracts	914,355
Interest on OTC swap contracts	31,141
Prepaid expenses	32,005

Total Assets	5,224,331,199
Liabilities
Written options at value (e)	112,785
Unrealized depreciation on forward foreign currency exchange contracts	16,207,795
Collateral for securities loaned	84,991,366
Payables for:
Investments purchased	27,032,388
Fund shares redeemed	778,502
Variation margin on futures contracts	3,476,295
Interest on OTC swap contracts	73,411
Accrued Expenses:
Management fees	2,449,628
Distribution and service fees	1,034,154
Deferred trustees’ fees	69,419
Other expenses	965,792

Total Liabilities	137,191,535

Net Assets	$5,087,139,664

Net Assets Consist of:
Paid in surplus	$4,504,523,927
Undistributed net investment income	28,252,244
Accumulated net realized gain	26,334,513
Unrealized appreciation on investments, affiliated investments, written options, futures contracts, swap contracts and foreign currency transactions	528,028,980

Net Assets	$5,087,139,664

Net Assets
Class B	$5,087,139,664
Capital Shares Outstanding*
Class B	453,080,055
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,581,066,287.
(b)	Includes securities loaned at value of $112,583,855.
(c)	Identified cost of affiliated investments was $2,639,517.
(d)	Identified cost of cash denominated in foreign currencies was $7,592,955.
(e)	Premiums received on written options were $2,364,860.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$43,184,562
Dividends from affiliated investments	50,123
Interest	10,076,043
Securities lending income	719,613

Total investment income	54,030,341
Expenses
Management fees	15,045,321
Administration fees	95,428
Custodian and accounting fees	351,420
Distribution and service fees—Class B	6,165,286
Interest expense	4,261
Audit and tax services	46,858
Legal	15,740
Trustees’ fees and expenses	15,927
Shareholder reporting	95,361
Insurance	16,711
Miscellaneous	41,632

Total expenses	21,893,945
Less management fee waiver	(430,244)

Net expenses	21,463,701

Net Investment Income	32,566,640

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	2,735,790
Futures contracts	(9,244,827)
Swap contracts	79,764,152
Foreign currency transactions	(30,232,845)

Net realized gain	43,022,270

Net change in unrealized appreciation (depreciation) on:
Investments	57,737,410
Affiliated investments	(580,227)
Futures contracts	8,330,334
Written options	2,252,075
Swap contracts	38,847,859
Foreign currency transactions	1,331,779

Net change in unrealized appreciation	107,919,230

Net realized and unrealized gain	150,941,500

Net Increase in Net Assets from Operations	$183,508,140

(a)	Net of foreign withholding taxes of $3,061,844.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,566,640	$45,647,996
Net realized gain	43,022,270	120,610,300
Net change in unrealized appreciation (depreciation)	107,919,230	(134,842,875)

Increase in net assets from operations	183,508,140	31,415,421

From Distributions to Shareholders
Net investment income
Class B	(79,569,686)	(169,604,727)
Net realized capital gains
Class B	(51,278,242)	(180,740,390)

Total distributions	(130,847,928)	(350,345,117)

Increase in net assets from capital share transactions	42,719,787	115,396,701

Total increase (decrease) in net assets	95,379,999	(203,532,995)

Net Assets
Beginning of period	4,991,759,665	5,195,292,660

End of period	$5,087,139,664	$4,991,759,665

Undistributed net investment income
End of period	$28,252,244	$75,255,290

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	6,928,711	$76,804,435	12,323,841	$141,092,410
Reinvestments	11,809,380	130,847,928	30,786,038	350,345,117
Redemptions	(14,905,672)	(164,932,576)	(32,503,623)	(376,040,826)

Net increase	3,832,419	$42,719,787	10,606,256	$115,396,701

Increase derived from capital shares transactions		$42,719,787		$115,396,701

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

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AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.11		$11.84	$11.48	$10.70	$9.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07		0.10	0.13	0.08	0.05		0.01
Net realized and unrealized gain (loss) on investments	0.35		(0.01)	0.69	1.09	0.93		(0.18	)(c)

Total from investment operations	0.42		0.09	0.82	1.17	0.98		(0.17)

Less Distributions
Distributions from net investment income	(0.18)		(0.40)	(0.23)	(0.15)	(0.01)		(0.04)
Distributions from net realized capital gains	(0.12)		(0.42)	(0.23)	(0.24)	(0.00	)(d)	(0.06)

Total distributions	(0.30)		(0.82)	(0.46)	(0.39)	(0.01)		(0.10)

Net Asset Value, End of Period	$11.23		$11.11	$11.84	$11.48	$10.70		$9.73

Total Return (%) (e)	3.78	(f)	0.58	7.35	11.15	10.09		(1.72	)(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(g)	0.89	0.90	0.89	0.91		1.01	(g)
Net ratio of expenses to average net assets (%) (h)	0.87	(g)	0.87	0.88	0.88	0.91		0.97	(g)
Ratio of net investment income to average net assets (%)	1.32	(g)	0.88	1.15	0.74	0.52		0.13	(g)
Portfolio turnover rate (%)	15	(f)	34	37	29	35		15	(f)
Net assets, end of period (in millions)	$5,087.1		$4,991.8	$5,195.3	$5,064.3	$4,142.1		$2,188.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of Total Assets at June 30, 2016
AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	5/2/2012	$63,374,782	1.2%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the consolidated financial statements were issued.

MIST-35

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

MIST-36

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, real estate investment trust (REIT) adjustments, passive foreign investment companies (PFICs), controlled foreign corporations and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MIST-37

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $1,089,147,682, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(82,303,919)	$—	$—	$—	$(82,303,919)
Mutual Funds	(112,374)	—	—	—	(112,374)
U.S. Treasury & Government Agencies	(2,575,073)	—	—	—	(2,575,073)
Total	$(84,991,366)	$—	$—	$—	$(84,991,366)
Total Borrowings	$(84,991,366)	$—	$—	$—	$(84,991,366)
Gross amount of recognized liabilities for securities lending transactions					$(84,991,366)

MIST-38

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments.

For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

MIST-39

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The

MIST-40

Met Investors Series Trust

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$28,672,135
	Unrealized appreciation on futures contracts (a) (c)	10,288,931	Unrealized depreciation on futures contracts (a) (c)	$3,101,961
Credit	Unrealized appreciation on centrally cleared swap contracts (a) (b)	700,278	Unrealized depreciation on centrally cleared swap contracts (a) (b)	1,845,903
Equity	OTC swap contracts at market value (d)	6,721,992
	Unrealized appreciation on futures contracts (a) (c)	771,580	Unrealized depreciation on futures contracts (a) (c)	8,052,337
			Written options at value	112,785
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	17,771,264	Unrealized depreciation on forward foreign currency exchange contracts	16,207,795

Total		$64,926,180		$29,320,781

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $31,141 and OTC swap interest payable of $73,411.

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Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$3,842,399	$(67,912)	$—	$3,774,487
BNP Paribas S.A.	3,191,232	(2,437,107)	—	754,125
Citibank N.A.	5,732,708	(1,551,051)	—	4,181,657
Credit Suisse International	1,896,453	(1,508,541)	—	387,912
Goldman Sachs International	3,826,798	(1,250,469)	—	2,576,329
HSBC Bank USA	2,682,230	(660,721)	—	2,021,509
JPMorgan Chase Bank N.A.	672,157	(672,157)	—	—
Royal Bank of Scotland plc	2,459,782	(1,566,533)	—	893,249
Standard Chartered Bank	17,305	—	—	17,305
State Street Bank and Trust	172,192	(172,192)	—	—

	$24,493,256	$(9,886,683)	$—	$14,606,573

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$67,912	$(67,912)	$—	$—
Barclays Bank plc	168,962	—	—	168,962
BNP Paribas S.A.	2,437,107	(2,437,107)	—	—
Citibank N.A.	1,551,051	(1,551,051)	—	—
Credit Suisse International	1,508,541	(1,508,541)	—	—
Goldman Sachs International	1,250,469	(1,250,469)	—	—
HSBC Bank USA	660,721	(660,721)	—	—
JPMorgan Chase Bank N.A.	1,132,440	(672,157)	—	460,283
Royal Bank of Scotland plc	1,566,533	(1,566,533)	—	—
Societe Generale	851,209	—	—	851,209
State Street Bank and Trust	5,125,635	(172,192)	—	4,953,443

	$16,320,580	$(9,886,683)	$—	$6,433,897

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$(3,900,258)	$—	$(3,900,258)
Forward foreign currency transactions	—	—	—	(31,443,903)	(31,443,903)
Futures contracts	21,205,035	—	(30,449,862)	—	(9,244,827)
Swap contracts	78,158,026	(887,361)	2,493,487	—	79,764,152

	$99,363,061	$(887,361)	$(31,856,633)	$(31,443,903)	$35,175,164

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,297,175	$1,297,175
Futures contracts	10,225,984	—	(1,895,650)	—	8,330,334
Swap contracts	28,336,176	(1,035,385)	11,547,068	—	38,847,859
Written options	—	—	2,252,075	—	2,252,075

	$38,562,160	$(1,035,385)	$11,903,493	$1,297,175	$50,727,443

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$485,600
Forward foreign currency transactions	1,433,130,384
Futures contracts long	423,254,328
Futures contracts short	(116,984,604)
Swap contracts	1,518,897,580
Written options (b)	243,800

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.
(b)	Average notional amount reflects activity over a one month period.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2016:

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	$—
Options written	243,800	2,364,860

Options outstanding June 30, 2016	243,800	$2,364,860

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

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Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$91,755,776	$635,909,272	$207,947,519	$363,441,630

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Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$15,045,321	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Issuers during the six months ended June 30, 2016 is as follows:

Security Description	Number of shares held at December 31, 2014	Shares purchased	Shares sold	Number of shares held at June 30, 2016	Realized Gain on shares sold	Income earned from affiliates during the period
MetLife, Inc.	64,675	7,700	0	72,375	$—	$50,123

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$327,645,494	$100,095,595	$22,699,623	$99,658,496	$350,345,117	$199,754,091

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$125,449,889	$3,631,625	$400,938,822	$—	$530,020,336

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio returned 1.41%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

During the period, equities experienced bouts of volatility while global bonds rallied, boosted in part by more aggressive monetary easing from developed country central banks. Initially, concerns about a slowdown in China and a further decline in oil prices contributed to a selloff in equities from the start of the year through March. Despite this early volatility, many equity markets subsequently recovered losses as the period progressed, helped by a recovery in oil and more sanguine forecasts for global growth. However, in late June, news that the U.K. had voted in favor of leaving the E.U. contributed to another brief decline in equities. Ultimately, U.S. equities ended the period in positive territory (the Russell 3000 Index was up 3.62%) and equities in Japan and Europe fell in local currency terms (MSCI Japan -19.47% and MSCI Europe -3.75%). The MSCI EAFE Index as measured in local currency terms posted a negative result (-7.21%) while the losses were less pronounced in dollar terms in light of modest dollar weakness for the period (-4.42%). For the period, fixed income returns outpaced equities both globally and in the U.S. returning 8.96% and 5.31%, respectively (as measured by the Barclays Global Aggregate and Barclays U.S. Aggregate Bond Indexes). In the U.S., weaker-than-expected U.S. jobs data early in the period contributed to delayed expectations of interest rate increases by the Federal Reserve (the “Fed”), lending support to U.S. Treasuries. Treasuries finished the period up 5.37% (Barclays U.S. Treasury Index) outperforming U.S. equities (as measured by the Russell 3000 Index). Within global bonds, emerging market bonds denominated in dollars were one of the best performers, returning 11.10% (JPMorgan USD Emerging Markets Bond Global Core Index).

PORTFOLIO REVIEW / PERIOD END POSITIONING

Allianz pursues the Portfolio’s investment objective through a combination of active allocation between asset classes and utilization of actively managed strategies within those asset classes. Allianz allocates the Portfolio’s investments among asset classes in response to changing market, economic, and political factors and events that Allianz believes may affect the value of the Portfolio’s investments. The Portfolio utilizes both quantitative and fundamental research in order to identify trends and turning points in the global markets that inform its decisions about when and where to invest the Portfolio’s assets.

The AllianzGI Dynamic Multi Asset Plus Portfolio underperformed the Dow Jones Global Moderate benchmark during the six-month period ending June 30, 2016. Negative contributors to the Portfolio return were positioning in U.S. equities, particularly in March, and to a lesser extent in international equities; stock selection in both U.S. and international equities related to the actively managed Best Styles Global Equity investment strategy utilized within the Portfolio; allocation to U.S. government bonds; and the currency hedge versus the euro. A positive return contribution came from selection in U.S. government bonds and exposure to emerging market debt, real estate investment trusts (“REITs”), and U.S. High Yield bonds, which were added toward the end of the period.

Overall positioning in global equities, particularly U.S. equities, detracted. The Portfolio’s total equity exposure was adjusted during the period, with a modest underweight early in the year and subsequently more pronounced underweights through March in response to the market correction in January (the MSCI EAFE Index was down -7.23% and the Russell 3000 Index was down -5.64%). In an effort to reduce the downside risk of the Portfolio, the Portfolio maintained underweights to global equities, with an emphasis on being underweight U.S., into March. However, when global equities snapped back in March, as the EAFE (in USD) rallied 6.51% and the Russell 3000 Index gained 7.04%, the Portfolio’s underweights to the asset class negatively impacted performance. In April, the equity allocation was brought to neutral before becoming relatively underweight in June. While some risk mitigation was produced in down markets the overall effect resulted in trailing performance mainly due to the rather sharp recovery of equity markets in March and again in June after the U.K. referendum. Further, the decision to hedge part of the euro exposure also detracted as the euro appreciated against the U.S. dollar for the period. Stock selections of the active equity portfolio management team (particularly in the U.S. portion of the portfolio) detracted most from the overall results. The Best Styles process, which drives stock selection, suffered as the five investment factors on which the strategy relies were all flat- to -negative for global equities and all negative by a meaningful magnitude for the U.S. during the latter half of the period.

Opportunistic exposure in emerging market debt, High Yield bonds, and REITs contributed most to results. A modest contribution associated with allocation in U.S. government bonds was due to an overweight to the sector early in the period when the relative return of U.S. Treasuries outpaced equities. In June, an increase in exposure to Treasuries also contributed as the sector returned +2.21% compared with negative returns on global equities.

By the end of the period, the Portfolio had a more pronounced underweight to equities, primarily resulting from an underweight to developed markets outside the U.S. The international equity exposure remained partially hedged with a short position to the euro vs. the U.S. dollar. In the fixed income portion of the Portfolio, U.S. government bonds received a modest overweight, while emerging markets debt in the opportunistic portion of the Portfolio contributed to increase the Portfolio’s overall duration. Modest exposures to REITs and U.S. High Yield debt were also held in the opportunistic portion of the Portfolio.

MIST-1

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Managed by Allianz Global Investors U.S. LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio utilizes derivatives to gain exposure to certain asset classes and to conduct tactical views to overweight and underweight certain asset classes relative to the benchmark. The Portfolio utilized derivatives to gain exposure to U.S. equities, international equities, real estate, and fixed income which have provided mixed contributions to absolute performance during the reporting period. The derivatives have performed as expected, enabling the Portfolio to gain or reduce exposure to the underlying asset classes in a liquid and cost effective way.

Michael Stamos

Herold Rohweder

Giorgio Carlino

Portfolio Managers

Allianz Global Investors U.S. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio
Class B	1.41	-1.57	3.09
Dow Jones Moderate Index	4.67	1.73	3.53

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Equity Sectors

% of Net Assets
Financials	21.3
Information Technology	8.4
Consumer Discretionary	7.4
Industrials	6.6
Health Care	6.6

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	23.5
Cash & Cash Equivalents	7.9

MIST-3

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	1.20%	$1,000.00	$1,014.10	$6.01
	Hypothetical*	1.20%	$1,000.00	$1,018.90	$6.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—58.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.1%
General Dynamics Corp.	1,189	$165,556
Spirit AeroSystems Holdings, Inc. - Class A (a)	485	20,855

		186,411

Air Freight & Logistics—0.7%
Atlas Air Worldwide Holdings, Inc. (a)	901	37,319
bpost S.A.	2,354	59,924
Deutsche Post AG	18,275	510,212
FedEx Corp.	2,748	417,092
Park-Ohio Holdings Corp.	396	11,199

		1,035,746

Airlines—1.0%
Air New Zealand, Ltd.	13,037	19,593
Alaska Air Group, Inc.	4,907	286,029
ANA Holdings, Inc.	115,000	326,289
International Consolidated Airlines Group S.A.	41,977	210,132
JetBlue Airways Corp. (a)	16,534	273,803
SkyWest, Inc.	14,567	385,443

		1,501,289

Auto Components—0.5%
Bridgestone Corp.	300	9,580
Cie Automotive S.A.	6,789	113,532
Exedy Corp.	600	12,806
FCC Co., Ltd.	5,700	92,301
Keihin Corp.	1,800	27,654
Kongsberg Automotive ASA (a)	29,173	19,101
Lear Corp.	3,180	323,597
Modine Manufacturing Co. (a)	1,070	9,416
NOK Corp.	1,400	23,662
Standard Motor Products, Inc.	513	20,407
Takata Corp. (a)	1,500	5,813
Toyoda Gosei Co., Ltd.	800	14,219
Toyota Boshoku Corp.	1,600	33,216
Unipres Corp.	1,000	16,035

		721,339

Automobiles—1.9%
Daimler AG	8,777	523,423
Ford Motor Co.	47,363	595,353
Fuji Heavy Industries, Ltd.	500	17,116
General Motors Co.	19,255	544,916
Nissan Motor Co., Ltd.	48,200	434,330
Peugeot S.A. (a)	1,006	12,254
Toyota Motor Corp.	16,000	799,949

		2,927,341

Banks—5.1%
Banc of California, Inc.	5,966	107,985
BancFirst Corp.	293	17,674
Banco Santander S.A.	35,060	136,503
Bank of Queensland, Ltd.	3,127	24,910
BB&T Corp.	757	26,957
Berkshire Hills Bancorp, Inc.	4,973	133,873

Banks—(Continued)
BNC Bancorp	846	19,213
Brookline Bancorp, Inc.	13,395	147,747
Cardinal Financial Corp.	4,358	95,615
Cathay General Bancorp	4,731	133,414
Customers Bancorp, Inc. (a)	7,192	180,735
Dah Sing Financial Holdings, Ltd.	2,000	12,342
DBS Group Holdings, Ltd.	21,400	252,137
DNB ASA	27,450	331,875
First Merchants Corp.	1,222	30,464
Great Southern Bancorp, Inc.	1,483	54,827
Heartland Bank, Ltd.	13,369	11,278
HSBC Holdings plc	40,559	253,374
Huntington Bancshares, Inc.	1,222	10,925
Iberiabank Corp.	360	21,503
Independent Bank Corp./Rockland Trust	4,962	226,763
Intesa Sanpaolo S.p.A.	158,558	304,134
Mitsubishi UFJ Financial Group, Inc.	115,700	515,713
Mizuho Financial Group, Inc.	292,700	419,052
Oversea-Chinese Banking Corp., Ltd.	38,900	253,522
Pinnacle Financial Partners, Inc.	323	15,779
PNC Financial Services Group, Inc. (The)	1,133	92,215
Renasant Corp.	7,619	246,322
Royal Bank of Canada	9,177	542,259
Royal Bank of Canada	5,504	325,231
Simmons First National Corp. - Class A	651	30,066
Southside Bancshares, Inc.	1,042	32,206
Sparebank 1 Nord Norge	2,534	11,911
Sumitomo Mitsui Financial Group, Inc.	15,700	450,123
Sydbank A/S	2,655	66,917
Toronto-Dominion Bank (The)	12,567	539,663
Toronto-Dominion Bank (The)	7,470	320,687
UniCredit S.p.A.	1,976	4,411
United Overseas Bank, Ltd.	17,100	236,130
Wells Fargo & Co.	24,334	1,151,728

		7,788,183

Beverages—0.6%
Dr Pepper Snapple Group, Inc.	4,489	433,772
Heineken Holding NV	5,280	431,310

		865,082

Biotechnology—1.1%
AMAG Pharmaceuticals, Inc. (a)	1,877	44,898
Amgen, Inc.	3,431	522,027
Gilead Sciences, Inc.	9,545	796,244
PDL BioPharma, Inc.	72,853	228,758
Poxel S.A. (a)	2,481	25,972
Shire plc	167	10,284

		1,628,183

Building Products—0.1%
Insteel Industries, Inc.	1,352	38,654
Patrick Industries, Inc. (a)	591	35,631

		74,285

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—0.9%
3i Group plc	51,213	$381,166
Arlington Asset Investment Corp. - Class A	1,498	19,489
Bank of New York Mellon Corp. (The)	8,526	331,235
Cowen Group, Inc. - Class A (a)	28,403	84,073
International FCStone, Inc. (a)	3,890	106,158
Investec plc	3,160	19,918
Morgan Stanley	16,000	415,680
Piper Jaffray Cos. (a)	1,746	65,824

		1,423,543

Chemicals—0.9%
A. Schulman, Inc.	747	18,242
Borregaard ASA	12,825	96,233
Denka Co., Ltd.	60,000	241,244
Kuraray Co., Ltd.	24,100	286,616
LyondellBasell Industries NV - Class A	6,166	458,874
Yara International ASA	8,807	279,601

		1,380,810

Commercial Services & Supplies—0.7%
Broadspectrum, Ltd. (a) (b)	9,742	10,826
Dai Nippon Printing Co., Ltd.	24,000	266,555
Deluxe Corp.	456	30,265
Downer EDI, Ltd.	3,926	11,268
Ennis, Inc.	3,559	68,262
Johnson Service Group plc	25,374	29,898
Multi-Color Corp.	303	19,210
Pitney Bowes, Inc.	14,706	261,767
Toppan Printing Co., Ltd.	36,000	308,618
Transcontinental, Inc. - Class A	1,015	13,756
VSE Corp.	375	25,050

		1,045,475

Communications Equipment—0.8%
Brocade Communications Systems, Inc.	24,513	225,030
Cisco Systems, Inc.	34,480	989,231

		1,214,261

Construction & Engineering—0.6%
ACS Actividades de Construccion y Servicios S.A.	3,259	89,300
Boskalis Westminster	7,299	251,759
Galliford Try plc	7,341	89,297
Peab AB	19,681	148,946
PER Aarsleff Holding A/S - Class B	1,130	24,570
Tutor Perini Corp. (a)	1,032	24,304
Veidekke ASA	2,311	27,789
Vinci S.A.	3,596	256,113

		912,078

Consumer Finance—0.3%
Capital One Financial Corp.	4,084	259,375
Nelnet, Inc. - Class A	4,379	152,170
OneMain Holdings, Inc. (a)	366	8,352

		419,897

Containers & Packaging—0.3%
Ball Corp.	1,745	126,135
Smurfit Kappa Group plc	12,921	286,407

		412,542

Diversified Consumer Services—0.0%
EnerCare, Inc.	1,110	14,692

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	473	68,486
CME Group, Inc.	1,068	104,023
Groupe Bruxelles Lambert S.A.	3,089	252,544
Voya Financial, Inc.	10,578	261,911

		686,964

Diversified Telecommunication Services—3.6%
AT&T, Inc.	33,663	1,454,578
BCE, Inc.	6,669	315,603
BT Group plc	88,960	491,224
CenturyLink, Inc.	16,714	484,873
Consolidated Communications Holdings, Inc.	6,883	187,493
Frontier Communications Corp.	5,430	26,824
IDT Corp. - Class B	1,360	19,298
Iridium Communications, Inc. (a)	1,969	17,485
Nippon Telegraph & Telephone Corp.	14,100	661,903
Orange S.A.	29,834	487,309
PCCW, Ltd.	53,000	35,635
Telefonica S.A.	5,907	56,462
Verizon Communications, Inc.	23,814	1,329,774

		5,568,461

Electric Utilities—2.6%
American Electric Power Co., Inc.	6,049	423,974
Duke Energy Corp.	8,299	711,971
Entergy Corp.	4,913	399,673
Exelon Corp.	15,496	563,435
Iberdrola S.A.	73,599	497,130
NextEra Energy, Inc.	5,561	725,154
Portland General Electric Co.	815	35,958
Southern Co. (The)	11,340	608,164

		3,965,459

Electrical Equipment—0.0%
Fujikura, Ltd.	3,000	13,760

Electronic Equipment, Instruments & Components—1.1%
Arrow Electronics, Inc. (a)	5,663	350,540
Austria Technologie & Systemtechnik AG	1,734	20,902
CDW Corp.	5,640	226,051
Citizen Holdings Co., Ltd.	14,200	68,838
Corning, Inc.	1,427	29,225
E2V Technologies plc	4,528	12,281
ePlus, Inc. (a)	1,268	103,710
Flextronics International, Ltd. (a)	1,071	12,638
Hitachi, Ltd.	88,000	365,807
Jabil Circuit, Inc.	737	13,612

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Multi-Fineline Electronix, Inc. (a)	3,710	$86,072
Sanmina Corp. (a)	569	15,255
SYNNEX Corp.	3,043	288,537
Taiyo Yuden Co., Ltd.	1,700	14,791

		1,608,259

Energy Equipment & Services—0.1%
Helix Energy Solutions Group, Inc. (a)	3,261	22,044
Ocean Rig UDW, Inc. (a)	38,467	95,398
Seadrill, Ltd. (a)	14,000	45,897

		163,339

Food & Staples Retailing—1.3%
CVS Health Corp.	8,560	819,534
Delhaize Group S.A.	3,528	372,781
George Weston, Ltd.	157	13,587
Ingles Markets, Inc. - Class A	5,869	218,914
Kroger Co. (The)	12,768	469,735
Qol Co., Ltd.	2,100	27,434
Rallye S.A.	1,522	26,374

		1,948,359

Food Products—1.5%
Archer-Daniels-Midland Co.	12,404	532,007
Aryzta AG (a)	255	9,056
Bunge, Ltd.	3,926	232,223
Cal-Maine Foods, Inc.	5,868	260,070
John B Sanfilippo & Son, Inc.	3,114	132,750
Leroy Seafood Group ASA	1,777	83,692
Omega Protein Corp. (a)	8,396	167,836
Pilgrim’s Pride Corp.	606	15,441
Sanderson Farms, Inc.	3,246	281,233
Select Harvests, Ltd.	8,344	42,410
Tassal Group, Ltd.	6,685	19,998
Tyson Foods, Inc. - Class A	7,736	516,687

		2,293,403

Gas Utilities—0.6%
Atmos Energy Corp.	5,336	433,924
UGI Corp.	10,205	461,776

		895,700

Health Care Equipment & Supplies—0.0%
Hogy Medical Co., Ltd.	300	20,828
Inogen, Inc. (a)	903	45,249

		66,077

Health Care Providers & Services—2.8%
Aetna, Inc.	4,909	599,536
Amsurg Corp. (a)	2,311	179,195
Anthem, Inc.	3,955	519,450
Cardinal Health, Inc.	6,181	482,180
Centene Corp. (a)	218	15,559
Cigna Corp.	3,768	482,266

Health Care Providers & Services—(Continued)
HCA Holdings, Inc. (a)	5,737	441,806
Kindred Healthcare, Inc.	691	7,801
LifePoint Health, Inc. (a)	272	17,781
Providence Service Corp. (The) (a)	618	27,736
Quest Diagnostics, Inc.	5,096	414,865
Triple-S Management Corp. - Class B (a)	6,361	155,399
UnitedHealth Group, Inc.	6,855	967,926

		4,311,500

Health Care Technology—0.0%
AGFA-Gevaert NV (a)	9,150	29,942

Hotels, Restaurants & Leisure—0.5%
Carnival plc	6,137	272,462
Greene King plc	11,774	122,904
Isle of Capri Casinos, Inc. (a)	4,083	74,801
Marriott Vacations Worldwide Corp.	254	17,396
Royal Caribbean Cruises, Ltd.	244	16,385
Star Entertainment Group, Ltd. (The)	69,412	280,707

		784,655

Household Durables—0.8%
Barratt Developments plc	38,663	211,729
Bassett Furniture Industries, Inc.	2,458	58,845
Bellway plc	4,904	123,988
Berkeley Group Holdings plc	5,565	189,444
Hooker Furniture Corp.	1,113	23,918
Libbey, Inc.	761	12,092
Persimmon plc	11,732	228,941
Pioneer Corp. (a)	26,200	45,538
Tamron Co., Ltd.	1,500	20,067
Taylor Wimpey plc	116,417	208,001
ZAGG, Inc. (a)	16,171	84,898

		1,207,461

Household Products—0.1%
Central Garden and Pet Co. - Class A (a)	6,980	151,536

Independent Power and Renewable Electricity Producers—0.1%
ERG S.p.A.	7,798	88,858

Industrial Conglomerates—0.7%
3M Co.	2,705	473,700
CK Hutchison Holdings, Ltd.	41,500	456,709
General Electric Co.	5,087	160,139

		1,090,548

Insurance—4.7%
Ageas	7,793	269,244
Allstate Corp. (The)	7,397	517,420
American Financial Group, Inc.	4,882	360,926
American International Group, Inc.	6,925	366,263
AMERISAFE, Inc.	2,561	156,784
Aviva plc	2,268	12,189
Axis Capital Holdings, Ltd.	4,694	258,170

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Chubb, Ltd.	4,650	$607,802
Direct Line Insurance Group plc	57,115	264,126
Employers Holdings, Inc.	5,201	150,933
Endurance Specialty Holdings, Ltd.	4,456	299,265
Everest Re Group, Ltd.	1,939	354,197
Federated National Holding Co.	1,567	29,836
Hartford Financial Services Group, Inc. (The)	10,117	448,992
Heritage Insurance Holdings, Inc.	5,029	60,197
Muenchener Rueckversicherungs-Gesellschaft AG	2,290	382,724
Navigators Group, Inc. (The)	299	27,499
Reinsurance Group of America, Inc.	3,504	339,853
SCOR SE	9,819	295,799
Selective Insurance Group, Inc.	746	28,505
Sompo Japan Nipponkoa Holdings, Inc.	11,000	291,384
Swiss Re AG	5,227	456,977
Travelers Cos., Inc. (The)	4,760	566,630
Universal Insurance Holdings, Inc.	11,384	211,515
Zurich Insurance Group AG (a)	2,020	499,791

		7,257,021

Internet & Catalog Retail—0.0%
Amazon.com, Inc. (a)	53	37,928

Internet Software & Services—0.7%
Alphabet, Inc. - Class A (a)	687	483,325
DHI Group, Inc. (a)	3,408	21,232
Facebook, Inc. - Class A (a)	2,735	312,556
j2 Global, Inc.	3,671	231,897

		1,049,010

IT Services—1.5%
Atea ASA	2,196	20,951
Bechtle AG	1,935	203,235
Cap Gemini S.A.	4,476	390,629
Cardtronics, Inc. (a)	3,092	123,092
CGI Group, Inc. - Class A (a)	315	13,456
Convergys Corp.	11,875	296,875
Euronet Worldwide, Inc. (a)	1,656	114,579
Itochu Techno-Solutions Corp.	800	17,194
Net 1 UEPS Technologies, Inc. (a)	8,400	83,916
NeuStar, Inc. - Class A (a)	6,481	152,368
NS Solutions Corp.	6,300	96,934
NTT Data Corp.	2,500	117,809
Science Applications International Corp.	570	33,259
Sykes Enterprises, Inc. (a)	6,653	192,671
Western Union Co. (The)	20,438	392,001

		2,248,969

Machinery—1.0%
American Railcar Industries, Inc.	2,294	90,544
CKD Corp.	13,700	101,704
Duerr AG	2,053	156,037
FreightCar America, Inc.	859	12,069
Glory, Ltd.	500	13,501
Greenbrier Cos., Inc. (The)	3,731	108,684

Machinery—(Continued)
Illinois Tool Works, Inc.	287	29,894
Kadant, Inc.	486	25,034
Krones AG	2,526	267,160
Lydall, Inc. (a)	424	16,349
Mitsui Engineering & Shipbuilding Co., Ltd.	9,000	12,353
PACCAR, Inc.	9,115	472,795
Standex International Corp.	244	20,162
Trinity Industries, Inc.	13,024	241,856
Valmet Oyj	991	13,191
Wacker Neuson SE	759	11,720

		1,593,053

Marine—0.1%
DFDS A/S	1,156	50,303
Kawasaki Kisen Kaisha, Ltd.	5,000	11,741
Matson, Inc.	3,506	113,209
Orient Overseas International, Ltd.	3,500	12,071

		187,324

Media—2.1%
AMC Entertainment Holdings, Inc. - Class A	811	22,392
APN News & Media, Ltd. (a)	2,682	8,097
Comcast Corp. - Class A	16,520	1,076,939
Eros International plc (a)	5,705	92,820
Gray Television, Inc. (a)	16,853	182,855
Lagardere SCA	1,331	29,214
Nippon Television Holdings, Inc.	2,000	32,761
NZME, Ltd. (a)	2,682	1,460
TEGNA, Inc.	11,996	277,947
Thomson Reuters Corp.	11,497	465,148
TV Tokyo Holdings Corp.	600	11,754
Walt Disney Co. (The)	10,402	1,017,524

		3,218,911

Metals & Mining—0.9%
Aichi Steel Corp.	7,000	30,880
Alcoa, Inc.	37,367	346,392
APERAM S.A.	625	22,027
Bekaert S.A.	556	24,001
Boliden AB	19,283	374,604
Compass Minerals International, Inc.	163	12,093
Evolution Mining, Ltd.	18,796	32,767
JFE Holdings, Inc.	800	10,352
Kaiser Aluminum Corp.	2,868	259,296
Norsk Hydro ASA	42,214	154,283
Northern Star Resources, Ltd.	20,356	75,166
Sumitomo Metal Mining Co., Ltd.	2,000	20,187

		1,362,048

Multi-Utilities—0.7%
Dominion Resources, Inc.	1,380	107,544
National Grid plc	42,715	628,145
SCANA Corp.	4,109	310,887

		1,046,576

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—0.8%
Canadian Tire Corp., Ltd. - Class A	3,450	$375,856
Kohl’s Corp.	5,719	216,865
Macy’s, Inc.	3,045	102,342
Target Corp.	8,116	566,659

		1,261,722

Oil, Gas & Consumable Fuels—2.1%
Alon USA Energy, Inc.	8,235	53,363
Avance Gas Holding, Ltd. (144A)	5,918	18,534
BW LPG, Ltd.	18,789	71,413
Caltex Australia, Ltd.	9,205	219,920
DHT Holdings, Inc.	1,804	9,074
Euronav NV	3,621	33,407
Exxon Mobil Corp.	5,442	510,133
Green Plains, Inc.	9,080	179,058
HollyFrontier Corp.	7,561	179,725
Marathon Petroleum Corp.	9,412	357,280
Navigator Holdings, Ltd. (a)	4,425	50,888
PBF Energy, Inc. - Class A	1,127	26,800
Phillips 66	6,983	554,031
REX American Resources Corp. (a)	540	32,308
Royal Dutch Shell plc - A Shares	3,540	97,088
Ship Finance International, Ltd.	10,833	159,678
Tanker Investments, Ltd. (a)	3,348	18,479
Teekay Tankers, Ltd. - Class A	2,550	7,599
Tesoro Corp.	3,538	265,067
Valero Energy Corp.	7,355	375,105

		3,218,950

Paper & Forest Products—0.4%
Canfor Pulp Products, Inc.	988	7,900
Holmen AB - B Shares	7,840	250,630
UPM-Kymmene Oyj	18,930	347,023
Western Forest Products, Inc.	6,956	10,984

		616,537

Personal Products—0.0%
Revlon, Inc. - Class A (a)	745	23,974
USANA Health Sciences, Inc. (a)	127	14,152

		38,126

Pharmaceuticals—2.7%
Allergan plc (a)	2,076	479,743
Eli Lilly & Co.	9,154	720,878
Johnson & Johnson	13,763	1,669,452
Mallinckrodt plc (a)	2,214	134,567
Merck & Co., Inc.	421	24,254
Merck KGaA	197	20,056
Mylan NV (a)	5,987	258,878
Otsuka Holdings Co., Ltd.	4,100	188,933
Teva Pharmaceutical Industries, Ltd.	9,572	484,519
Towa Pharmaceutical Co., Ltd.	1,700	88,232

		4,069,512

Professional Services—0.1%
Barrett Business Services, Inc.	2,884	119,167
CBIZ, Inc. (a)	7,003	72,901
ICF International, Inc. (a)	331	13,538
Korn/Ferry International	431	8,922
TrueBlue, Inc. (a)	577	10,917

		225,445

Real Estate Investment Trusts—1.3%
AG Mortgage Investment Trust, Inc.	4,512	65,153
American Capital Mortgage Investment Corp.	15,161	239,392
Anworth Mortgage Asset Corp.	19,720	92,684
Apollo Commercial Real Estate Finance, Inc.	13,557	217,861
Apollo Residential Mortgage, Inc.	2,419	32,415
Ares Commercial Real Estate Corp.	5,893	72,425
Chimera Investment Corp.	20,478	321,504
Colony Capital, Inc. - Class A	9,276	142,387
Fortune Real Estate Investment Trust	124,000	148,336
Ladder Capital Corp.	1,129	13,774
New Residential Investment Corp.	21,420	296,453
New York Mortgage Trust, Inc.	27,016	164,798
Omega Healthcare Investors, Inc.	5,869	199,252
Western Asset Mortgage Capital Corp.	5,903	55,429

		2,061,863

Real Estate Management & Development—0.0%
WCM Beteiligungs & Grundbesitz-AG (a)	15,971	57,597

Road & Rail—0.8%
AMERCO	883	330,728
ArcBest Corp.	690	11,212
East Japan Railway Co.	5,200	479,144
National Express Group plc	4,771	18,812
Senko Co., Ltd.	3,000	18,015
Sixt SE	315	16,233
West Japan Railway Co.	5,700	360,278

		1,234,422

Semiconductors & Semiconductor Equipment—2.0%
Applied Materials, Inc.	11,709	280,665
BE Semiconductor Industries NV	2,266	61,761
Dialog Semiconductor plc (a)	2,181	65,644
First Solar, Inc. (a)	2,617	126,872
Infineon Technologies AG	28,066	403,322
Intel Corp.	29,300	961,040
Lam Research Corp.	518	43,543
Micron Technology, Inc. (a)	18,240	250,982
NVIDIA Corp.	13,892	653,063
Photronics, Inc. (a)	19,305	172,008
Tower Semiconductor, Ltd. (a)	9,628	119,580

		3,138,480

Software—0.6%
Ebix, Inc.	2,248	107,679
Microsoft Corp.	11,544	590,707
UBISOFT Entertainment (a)	5,655	208,081

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
VirnetX Holding Corp. (a)	9,283	$37,132
Zedge, Inc. - Class B (a)	453	2,079

		945,678

Specialty Retail—0.5%
Best Buy Co., Inc.	333	10,189
Bilia AB - A Shares	5,768	141,562
Foot Locker, Inc.	5,486	300,962
GameStop Corp. - Class A	8,398	223,219
Lookers plc	6,749	9,802
Penske Automotive Group, Inc.	648	20,386

		706,120

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	20,921	2,000,048
Brother Industries, Ltd.	1,100	11,737
FUJIFILM Holdings Corp.	10,200	394,165
HP, Inc.	16,668	209,183

		2,615,133

Textiles, Apparel & Luxury Goods—0.0%
Iconix Brand Group, Inc. (a)	4,358	29,460

Thrifts & Mortgage Finance—0.1%
Provident Financial Services, Inc.	5,534	108,688
Territorial Bancorp, Inc.	823	21,785

		130,473

Tobacco—1.0%
Imperial Brands plc	11,332	615,156
Japan Tobacco, Inc.	5,900	236,357
Reynolds American, Inc.	11,691	630,496

		1,482,009

Trading Companies & Distributors—0.6%
AerCap Holdings NV (a)	3,307	111,082
Air Lease Corp.	9,966	266,889
Aircastle, Ltd.	8,827	172,656
GATX Corp.	4,581	201,427
H&E Equipment Services, Inc.	755	14,368
Rush Enterprises, Inc. - Class A (a)	5,775	124,451

		890,873

Transportation Infrastructure—0.1%
Flughafen Zuerich AG	730	129,172

Wireless Telecommunication Services—0.4%
Vodafone Group plc	224,528	683,506

Total Common Stocks (Cost $93,475,637)		89,961,356

U.S. Treasury & Government Agencies—23.5%
Security Description	Shares/ Principal Amount*	Value

Federal Agencies—0.9%
Federal Home Loan Mortgage Corp. 1.000%, 06/29/17	741,000	$744,015
Federal National Mortgage Association 1.375%, 11/15/16	660,000	662,274

		1,406,289

U.S. Treasury—22.6%
U.S. Treasury Bonds 3.000%, 11/15/44	494,000	567,984
3.125%, 02/15/43 (c)	989,000	1,165,822
4.375%, 05/15/41 (d)	1,016,000	1,450,737
4.500%, 05/15/38 (d)	1,112,000	1,613,138
5.375%, 02/15/31	444,000	658,525
6.875%, 08/15/25	356,000	522,305
7.625%, 11/15/22	1,335,000	1,863,472
7.875%, 02/15/21	1,236,000	1,621,285
U.S. Treasury Notes 0.625%, 11/30/17	989,000	989,811
0.750%, 02/28/18	1,607,000	1,611,393
0.875%, 07/31/19	1,483,000	1,489,083
1.000%, 09/30/16	1,073,000	1,074,731
1.000%, 03/31/17	1,483,000	1,488,505
1.000%, 06/30/19	1,483,000	1,495,571
1.125%, 03/31/20	989,000	999,044
1.500%, 02/28/19	1,483,000	1,514,745
1.875%, 10/31/17	1,483,000	1,508,430
2.000%, 05/31/21	1,236,000	1,294,324
2.000%, 11/15/21	1,359,000	1,424,561
2.000%, 02/15/23 (c)	1,730,000	1,812,040
2.125%, 08/31/20	1,187,000	1,244,959
2.250%, 07/31/18 (d)	1,325,000	1,369,874
2.375%, 08/15/24	790,000	850,361
2.750%, 05/31/17	1,236,000	1,260,865
3.000%, 02/28/17	1,236,000	1,256,472
3.125%, 05/15/19	1,483,000	1,585,072
4.625%, 11/15/16	889,000	903,100

		34,636,209

Total U.S. Treasury & Government Agencies (Cost $34,951,415)		36,042,498

Mutual Funds—8.4%

Investment Company Securities — 8.4%
iShares iBoxx $ High Yield Corporate Bond ETF	40,000	3,387,600
iShares J.P. Morgan USD Emerging Markets Bond ETF	18,000	2,072,700
Vanguard Emerging Markets Government Bond ETF	27,500	2,207,975
Vanguard REIT ETF	59,000	5,231,530

Total Mutual Funds (Cost $12,248,817)		12,899,805

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Preferred Stock—0.3%

Security Description	Shares/ Principal Amount*	Value

Automobiles—0.3%
Volkswagen AG (Cost $653,205)	3,287	$395,043

Rights—0.0%

Engineering & Construction—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/18/16 (a) (Cost $2,556)	3,259	2,289

Short-Term Investment—7.9%

Repurchase Agreement—7.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $12,098,351 on 07/01/16, collateralized by $11,665,000 U.S. Treasury Note at 2.125% due 09/30/21 with a value of $12,344,510.	12,098,341	12,098,341

Total Short-Term Investments (Cost $12,098,341)		12,098,341

Total Investments—98.8% (Cost $153,429,971) (e)		151,399,332
Other assets and liabilities (net)—1.2%		1,893,373

Net Assets—100.0%		$153,292,705

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent less than 0.05% of net assets.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $2,003,760.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2016, the market value of securities pledged was $2,595,658.
(e)	As of June 30, 2016, the aggregate cost of investments was $153,429,971. The aggregate unrealized appreciation and depreciation of investments were $7,164,884 and $(9,195,523), respectively, resulting in net unrealized depreciation of $(2,030,639).

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/21/16	49	USD	8,041,291	$403,553
U.S. Treasury Note 10 Year Futures	09/21/16	40	USD	5,222,161	97,215
U.S. Treasury Note 2 Year Futures	09/30/16	48	USD	10,529,735	(1,985)
U.S. Treasury Note 5 Year Futures	09/30/16	80	USD	9,650,141	122,984

Futures Contracts—Short
Euro Currency Futures	09/19/16	(45)	USD	(6,369,253)	121,284
Euro Stoxx 50 Index Futures	09/16/16	(100)	EUR	(2,905,855)	56,436
FTSE 100 Index Futures	09/16/16	(30)	GBP	(1,807,612)	(158,603)
MSCI EAFE Mini Index Futures	09/16/16	(115)	USD	(9,047,566)	(239,834)
S&P 500 E-Mini Index Futures	09/16/16	(36)	USD	(3,588,088)	(174,272)
TOPIX Index Futures	09/08/16	(22)	JPY	(293,086,090)	184,729

Net Unrealized Appreciation					$411,507

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	1.610%	05/18/26	USD	45,000,000	$1,046,755

(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$186,411	$—	$—	$186,411
Air Freight & Logistics	465,610	570,136	—	1,035,746
Airlines	945,275	556,014	—	1,501,289
Auto Components	353,420	367,919	—	721,339
Automobiles	1,140,269	1,787,072	—	2,927,341
Banks	4,503,851	3,284,332	—	7,788,183
Beverages	433,772	431,310	—	865,082
Biotechnology	1,591,927	36,256	—	1,628,183
Building Products	74,285	—	—	74,285
Capital Markets	1,022,459	401,084	—	1,423,543
Chemicals	477,116	903,694	—	1,380,810
Commercial Services & Supplies	418,310	616,339	10,826	1,045,475
Communications Equipment	1,214,261	—	—	1,214,261
Construction & Engineering	24,304	887,774	—	912,078
Consumer Finance	419,897	—	—	419,897
Containers & Packaging	126,135	286,407	—	412,542
Diversified Consumer Services	14,692	—	—	14,692
Diversified Financial Services	434,420	252,544	—	686,964
Diversified Telecommunication Services	3,835,928	1,732,533	—	5,568,461
Electric Utilities	3,468,329	497,130	—	3,965,459
Electrical Equipment	—	13,760	—	13,760

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electronic Equipment, Instruments & Components	$1,125,640	$482,619	$—	$1,608,259
Energy Equipment & Services	117,442	45,897	—	163,339
Food & Staples Retailing	1,521,770	426,589	—	1,948,359
Food Products	2,147,303	146,100	—	2,293,403
Gas Utilities	895,700	—	—	895,700
Health Care Equipment & Supplies	45,249	20,828	—	66,077
Health Care Providers & Services	4,311,500	—	—	4,311,500
Health Care Technology	—	29,942	—	29,942
Hotels, Restaurants & Leisure	108,582	676,073	—	784,655
Household Durables	179,753	1,027,708	—	1,207,461
Household Products	151,536	—	—	151,536
Independent Power and Renewable Electricity Producers	—	88,858	—	88,858
Industrial Conglomerates	633,839	456,709	—	1,090,548
Insurance	4,784,787	2,472,234	—	7,257,021
Internet & Catalog Retail	37,928	—	—	37,928
Internet Software & Services	1,049,010	—	—	1,049,010
IT Services	1,402,217	846,752	—	2,248,969
Machinery	1,017,387	575,666	—	1,593,053
Marine	113,209	74,115	—	187,324
Media	3,137,085	81,826	—	3,218,911
Metals & Mining	617,781	744,267	—	1,362,048
Multi-Utilities	418,431	628,145	—	1,046,576
Multiline Retail	1,261,722	—	—	1,261,722
Oil, Gas & Consumable Fuels	2,760,109	458,841	—	3,218,950
Paper & Forest Products	18,884	597,653	—	616,537
Personal Products	38,126	—	—	38,126
Pharmaceuticals	3,287,772	781,740	—	4,069,512
Professional Services	225,445	—	—	225,445
Real Estate Investment Trusts	1,913,527	148,336	—	2,061,863
Real Estate Management & Development	—	57,597	—	57,597
Road & Rail	341,940	892,482	—	1,234,422
Semiconductors & Semiconductor Equipment	2,607,753	530,727	—	3,138,480
Software	737,597	208,081	—	945,678
Specialty Retail	554,756	151,364	—	706,120
Technology Hardware, Storage & Peripherals	2,209,231	405,902	—	2,615,133
Textiles, Apparel & Luxury Goods	29,460	—	—	29,460
Thrifts & Mortgage Finance	130,473	—	—	130,473
Tobacco	630,496	851,513	—	1,482,009
Trading Companies & Distributors	890,873	—	—	890,873
Transportation Infrastructure	—	129,172	—	129,172
Wireless Telecommunication Services	—	683,506	—	683,506
Total Common Stocks	62,604,984	27,345,546	10,826	89,961,356
Total U.S. Treasury & Government Agencies*	—	36,042,498	—	36,042,498
Total Mutual Funds*	12,899,805	—	—	12,899,805
Total Preferred Stock*	—	395,043	—	395,043
Total Rights*	2,289	—	—	2,289
Total Short-Term Investment*	—	12,098,341	—	12,098,341
Total Investments	$75,507,078	$75,881,428	$10,826	$151,399,332

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$986,201	$—	$—	$986,201
Futures Contracts (Unrealized Depreciation)	(574,694)	—	—	(574,694)
Total Futures Contracts	$411,507	$—	$—	$411,507
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,046,755	$—	$1,046,755

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation	Transfer Into Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation from Investments Still Held at June 30, 2016
Common Stock
Commercial Services & Supplies	$—	$955	$9,871	$10,826	$955

Total	$—	$955	$9,871	$10,826	$955

Common Stock in the amount of $9,871 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$151,399,332
Cash denominated in foreign currencies (b)	34,211
Receivable for:
Investments sold	331,591
Fund shares sold	128,499
Dividends and interest	393,359
Variation margin on futures contracts	1,032,059
Variation margin on centrally cleared swap contracts	466,855
Prepaid expenses	999

Total Assets	153,786,905
Liabilities
Payables for:
Investments purchased	124,632
Fund shares redeemed	4,334
Due to Adviser	51,929
Accrued Expenses:
Management fees	83,535
Distribution and service fees	30,939
Deferred trustees’ fees	33,558
Other expenses	165,273

Total Liabilities	494,200

Net Assets	$153,292,705

Net Assets Consist of:
Paid in surplus	$154,746,230
Undistributed net investment income	856,492
Accumulated net realized loss	(1,732,923)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(577,094)

Net Assets	$153,292,705

Net Assets
Class B	$153,292,705
Capital Shares Outstanding*
Class B	14,709,772
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $153,429,971.
(b)	Identified cost of cash denominated in foreign currencies was $35,253.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$1,492,204
Interest	238,862

Total investment income	1,731,066
Expenses
Management fees	465,895
Administration fees	18,312
Deferred expense reimbursement	51,929
Custodian and accounting fees	32,479
Distribution and service fees—Class B	172,554
Audit and tax services	42,319
Legal	14,705
Trustees’ fees and expenses	15,927
Shareholder reporting	9,627
Insurance	187
Miscellaneous	4,325

Total expenses	828,259

Net Investment Income	902,807

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(892,342)
Futures contracts	(1,960,772)
Swap contracts	2,057,470
Foreign currency transactions	(4,842)

Net realized loss	(800,486)

Net change in unrealized appreciation (depreciation) on:
Investments	403,522
Futures contracts	730,877
Swap contracts	1,065,138
Foreign currency transactions	(441)

Net change in unrealized appreciation	2,199,096

Net realized and unrealized gain	1,398,610

Net Increase in Net Assets from Operations	$2,301,417

(a)	Net of foreign withholding taxes of $68,452.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$902,807	$669,315
Net realized gain (loss)	(800,486)	417,921
Net change in unrealized appreciation (depreciation)	2,199,096	(3,808,149)

Increase (decrease) in net assets from operations	2,301,417	(2,720,913)

From Distributions to Shareholders
Net investment income
Class B	(72,414)	(1,228,964)
Net realized capital gains
Class B	0	(143,588)

Total distributions	(72,414)	(1,372,552)

Increase in net assets from capital share transactions	29,889,202	88,210,930

Total increase in net assets	32,118,205	84,117,465

Net Assets
Beginning of period	121,174,500	37,057,035

End of period	$153,292,705	$121,174,500

Undistributed net investment income
End of period	$856,492	$26,099

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	3,506,247	$35,858,298	8,979,573	$95,903,610
Reinvestments	6,983	72,414	132,254	1,372,552
Redemptions	(585,362)	(6,041,510)	(856,402)	(9,065,232)

Net increase	2,927,868	$29,889,202	8,255,425	$88,210,930

Increase derived from capital shares transactions		$29,889,202		$88,210,930

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014(a)
Net Asset Value, Beginning of Period	$10.28		$10.51	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.07		0.09	(0.04)
Net realized and unrealized gain (loss) on investments	0.08		(0.19)	0.70

Total from investment operations	0.15		(0.10)	0.66

Less Distributions
Distributions from net investment income	(0.01)		(0.11)	(0.05)
Distributions from net realized capital gains	0.00		(0.02)	(0.10)

Total distributions	(0.01)		(0.13)	(0.15)

Net Asset Value, End of Period	$10.42		$10.28	$10.51

Total Return (%) (c)	1.41	(d)	(0.98)	6.52	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(e)	1.35	2.98	(e)
Net ratio of expenses to average net assets (%) (f)	1.20	(e)	1.20	1.20	(e)
Ratio of net investment income (loss) to average net assets (%)	1.31	(e)	0.87	(0.51	)(e)
Portfolio turnover rate (%)	20	(d)	23	19	(d)
Net assets, end of period (in millions)	$153.3		$121.2	$37.1

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Allianz Global Investors Dynamic Multi-Asset Plus Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests in commodity-related instruments such as futures, options, and swap contracts. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Allianz Global Investors U.S. LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of Total Assets at June 30, 2016
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, Ltd.,	4/14/2014	$0	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the consolidated financial statements were issued.

MIST-18

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

MIST-19

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, distribution redesignations and premium amortization. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MIST-20

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $12,098,341, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

MIST-21

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$1,046,755
	Unrealized appreciation on futures contracts (b)	623,752	Unrealized depreciation on futures contracts (b)	$1,985
Equity	Unrealized appreciation on futures contracts (b)	241,165	Unrealized depreciation on futures contracts (b)	572,709
Foreign Exchange	Unrealized appreciation on futures contracts (b)	121,284

Total		$2,032,956		$574,694

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$675,291	$(2,220,822)	$(415,241)	$(1,960,772)
Swap contracts	2,057,470	—	—	2,057,470

	$2,732,761	$(2,220,822)	$(415,241)	$96,698

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$658,187	$(55,002)	$127,692	$730,877
Swap contracts	1,065,138	—	—	1,065,138

	$1,723,325	$(55,002)	$127,692	$1,796,015

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$21,817,898
Futures contracts short	(3,533,631)
Swap contracts	41,666,667

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

MIST-23

Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$6,954,529	$55,250,489	$1,147,000	$23,703,301

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$465,895	0.675%	First $250 million
	0.650%	$250 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managaing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2016. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.20%	$185,993	$118,545

Amounts waived for the six months ended June 30, 2016 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2016, the Adviser was repaid $51,929 by the Portfolio which was deferred in 2014. This amount is shown as Deferred expense reimbursement in the Statement of Operations. There were no expenses deferred by the Adviser for the period ended June 30, 2016.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

Allianz Global Investors Dynamic Multi-Asset Plus Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$1,299,972	$247,374	$72,580	$243,938	$1,372,552	$491,312

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$61,886	$—	$(2,690,557)	$(1,025,186)	$(3,653,857)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the accumulated short-term capital losses were $239,282 and the accumulated long-term capital losses were $785,904.

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Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 3.95% and 3.92%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

ECONOMIC AND MARKET REVIEW

The first half of 2016 saw conflicted equity markets, remarkable bond performance and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve (“Fed”), clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the six month period, the Portfolio underperformed the Dow Jones Moderate Index. A large cap orientation vis-à-vis the Dow Jones Index within domestic equity held back relative results as did a slight overweight to developed markets and an underweight to emerging market equities, while an overweight to high yield bonds helped to offset these losses. During the period, security selection in the underlying portfolios contributed positively to relative results.

The domestic equity underlying funds in aggregate produced positive results. During the period, a value style significantly outperformed a growth style of investing, so it was no surprise that the two largest contributors to relative results, AFIS Blue Chip Income & Growth Fund and American Mutual Fund, have a value orientation. The AFIS Blue Chip Income & Growth Fund significantly outpaced its benchmark. Contributing to these results was an overweight to the Telecommunication sector and positive security selection in the Energy sector, most notably Canadian Natural Resources. American Mutual Fund, with a focus on dividend payers, was also rewarded over the period, outperforming its benchmark. Both sector allocation and security selection aided results. Conversely, the growth orientation of the AFIS Growth Fund served as a headwind and hurt

MIST-1

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

the Portfolio’s relative returns. The primary source of underperformance stemmed from security selection in the Health Care sector. Individual detractors included Regeneron Pharmaceuticals, Incyte and Vertex Pharmaceuticals. Additionally, an underweight to the Utilities sector and an overweight to the Consumer Discretionary detracted from results, although stock selection within the Consumer Discretionary sector helped to offset these losses, in particular an overweight position in Amazon.

Among underlying funds that invest outside the U.S., the AFIS International Growth and Income Fund contributed positively. Relative performance was aided in part by positioning in the Consumer Staples and Financials sectors. Within Consumer Staples, top performers included Philip Morris International and British American Tobacco, while industry positioning in the Financials sector proved to be beneficial. The primary detractors from results included stock selection in the Consumer Discretionary and Utilities sectors. From a country perspective, holdings in the U.K. were the leading detractor, while investments in Japan, Australia and the U.S. partially offset this impact. On the other hand, the AFIS Global Small Capitalization Fund hampered relative returns and trailed its respective benchmark. The primary detractors were an overweight and security selection in the Health Care sector, in particular holdings in Endo International and Ultragenyx Pharmaceutical. Additionally, stock selection in the Consumer Discretionary sector hurt performance results. The Energy sector proved to be a bright spot for the Fund during the period, benefiting from the rebound in oil and contributing positively to results.

Among the fixed income funds, the AFIS U.S. Government/AAA-Rated Securities Fund was the top detractor during the six month period. During the period, U.S. Treasury interest rates across the yield curve generally fell and the yield curve flattened, with longer term maturities falling more than shorter term maturities. The interest rate environment didn’t bode well for this Fund as it was underweight duration and positioned for a steepening yield curve environment relative to its benchmark. Additionally, the AFIS Global Bond Fund hampered results for the period as duration and yield curve positioning hurt performance. Overall, the Fund’s currency positioning hurt relative results, in particular an underweight to the Japanese yen, although positioning in the British pound helped to offset some of these losses.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met Investors Series Trust

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	3.95	1.13	7.03	5.22
Class C	3.92	0.89	6.72	4.91
Dow Jones Moderate Index	4.67	1.73	5.90	5.06

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	13.0
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	10.9
American Funds Growth-Income Fund (Class 1)	9.1
American Funds Growth Fund (Class 1)	9.1
American Funds American Mutual Fund (Class R-6)	8.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.2
American Funds Fundamental Investors Fund (Class R-6)	8.1
American Funds AMCAP Fund (Class R-6)	8.0
American Funds International Growth and Income Fund (Class 1)	7.7
American Funds International Fund (Class 1)	5.9

MIST-3

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.73%	$1,000.00	$1,039.50	$3.70
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class C(a)	Actual	1.03%	$1,000.00	$1,039.20	$5.22
	Hypothetical*	1.03%	$1,000.00	$1,019.74	$5.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	13,985,428	$367,117,493
American Funds American Mutual Fund (Class R-6)	10,324,922	375,414,160
American Funds Blue Chip Income and Growth Fund (Class 1)	29,449,798	374,601,428
American Funds Bond Fund (Class 1) (a)	53,465,668	598,815,484
American Funds Fundamental Investors Fund (Class R-6)	7,154,646	371,898,487
American Funds Global Bond Fund (Class 1) (a)	11,718,242	139,095,535
American Funds Global Small Capitalization Fund (Class 1) (b)	7,047,276	134,602,971
American Funds Growth Fund (Class 1)	6,663,263	416,054,152
American Funds Growth-Income Fund (Class 1)	10,030,950	416,886,282
American Funds High-Income Bond Fund (Class 1) (a)	18,759,159	185,528,086
American Funds International Fund (Class 1)	16,675,782	271,314,965
American Funds International Growth and Income Fund (Class 1) (a)	23,854,572	352,809,126

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	4,763,516	91,935,868
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	40,033,056	501,614,192

Total Mutual Funds (Cost $4,441,118,942)		4,597,688,229

Total Investments—100.1% (Cost $4,441,118,942) (c)		4,597,688,229
Other assets and liabilities (net)—(0.1)%		(2,444,524)

Net Assets—100.0%		$4,595,243,705

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	As of June 30, 2016, the aggregate cost of investments was $4,441,118,942. The aggregate unrealized appreciation and depreciation of investments were $237,350,506 and $(80,781,219), respectively, resulting in net unrealized appreciation of $156,569,287.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,597,688,229	$—	$—	$4,597,688,229
Total Investments	$4,597,688,229	$—	$—	$4,597,688,229

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$2,819,825,806
Affiliated investments at value (b)	1,777,862,423
Receivable for:
Investments sold	883,227
Fund shares sold	547,436
Prepaid expenses	28,937

Total Assets	4,599,147,829
Liabilities
Payables for:
Fund shares redeemed	1,430,664
Accrued Expenses:
Management fees	217,724
Distribution and service fees	2,054,907
Deferred trustees’ fees	86,413
Other expenses	114,416

Total Liabilities	3,904,124

Net Assets	$4,595,243,705

Net Assets Consist of:
Paid in surplus	$4,232,977,790
Undistributed net investment income	5,101,540
Accumulated net realized gain	200,595,088
Unrealized appreciation on investments and affiliated investments	156,569,287

Net Assets	$4,595,243,705

Net Assets
Class B	$8,037,812
Class C	4,587,205,893
Capital Shares Outstanding*
Class B	855,604
Class C	491,160,392
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.39
Class C	9.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,630,832,170.
(b)	Identified cost of affiliated investments was $1,810,286,772.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$11,420,203
Dividends from Affiliated Underlying Portfolios	7,883,717

Total investment income	19,303,920
Expenses
Management fees	1,296,681
Administration fees	11,064
Custodian and accounting fees	12,551
Distribution and service fees—Class B	9,145
Distribution and service fees—Class C	12,192,142
Audit and tax services	14,929
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	32,512
Insurance	15,445
Miscellaneous	15,376

Total expenses	13,629,111

Net Investment Income	5,674,809

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	21,027,560
Affiliated investments	1,369,998
Capital gain distributions from Underlying Portfolios	170,489,309
Capital gain distributions from Affiliated Underlying Portfolios	13,543,044

Net realized gain	206,429,911

Net change in unrealized appreciation (depreciation) on:
Investments	(65,405,252)
Affiliated investments	23,996,572

Net change in unrealized depreciation	(41,408,680)

Net realized and unrealized gain	165,021,231

Net Increase in Net Assets From Operations	$170,696,040

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,674,809	$50,379,438
Net realized gain	206,429,911	408,118,568
Net change in unrealized depreciation	(41,408,680)	(481,837,007)

Increase (decrease) in net assets from operations	170,696,040	(23,339,001)

From Distributions to Shareholders
Net investment income
Class B	(153,900)	(115,237)
Class C	(73,536,216)	(66,732,953)
Net realized capital gains
Class B	(655,021)	(343,311)
Class C	(382,742,713)	(251,126,640)

Total distributions	(457,087,850)	(318,318,141)

Increase (decrease) in net assets from capital share transactions	352,391,585	(44,076,544)

Total increase (decrease) in net assets	65,999,775	(385,733,686)

Net Assets
Beginning of period	4,529,243,930	4,914,977,616

End of period	$4,595,243,705	$4,529,243,930

Undistributed net investment income
End of period	$5,101,540	$73,116,847

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	106,444	$1,028,301	178,058	$1,874,032
Reinvestments	86,981	808,921	43,755	458,548
Redemptions	(43,646)	(419,813)	(54,308)	(561,004)

Net increase	149,779	$1,417,409	167,505	$1,771,576

Class C
Sales	9,072,966	$89,501,304	12,047,135	$125,597,575
Reinvestments	49,380,836	456,278,929	30,504,759	317,859,593
Redemptions	(19,760,220)	(194,806,057)	(46,473,563)	(489,305,288)

Net increase (decrease)	38,693,582	$350,974,176	(3,921,669)	$(45,848,120)

Increase (decrease) derived from capital shares transactions		$352,391,585		$(44,076,544)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.07		$10.84	$11.50	$10.51	$9.52	$9.84

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.16	0.20	0.16	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.36		(0.17)	0.46	1.71	1.11	(0.36)

Total from investment operations	0.38		(0.01)	0.66	1.87	1.29	(0.16)

Less Distributions
Distributions from net investment income	(0.20)		(0.19)	(0.19)	(0.19)	(0.20)	(0.15)
Distributions from net realized capital gains	(0.86)		(0.57)	(1.13)	(0.69)	(0.10)	(0.01)

Total distributions	(1.06)		(0.76)	(1.32)	(0.88)	(0.30)	(0.16)

Net Asset Value, End of Period	$9.39		$10.07	$10.84	$11.50	$10.51	$9.52

Total Return (%) (b)	3.95	(c)	(0.33)	6.38	18.91	13.80	(1.79)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	0.35	(e)	1.49	1.81	1.52	1.78	2.06
Portfolio turnover rate (%)	4	(c)	9	7	33	14	7
Net assets, end of period (in millions)	$8.0		$7.1	$5.8	$4.5	$3.0	$2.1

	Class C
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.99		$10.76	$11.42	$10.44	$9.45	$9.78

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.11	0.15	0.13	0.13	0.16
Net realized and unrealized gain (loss) on investments	0.37		(0.16)	0.47	1.69	1.13	(0.36)

Total from investment operations	0.38		(0.05)	0.62	1.82	1.26	(0.20)

Less Distributions
Distributions from net investment income	(0.17)		(0.15)	(0.15)	(0.15)	(0.17)	(0.12)
Distributions from net realized capital gains	(0.86)		(0.57)	(1.13)	(0.69)	(0.10)	(0.01)

Total distributions	(1.03)		(0.72)	(1.28)	(0.84)	(0.27)	(0.13)

Net Asset Value, End of Period	$9.34		$9.99	$10.76	$11.42	$10.44	$9.45

Total Return (%) (b)	3.92	(c)	(0.71)	6.05	18.53	13.53	(2.13)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.61	(e)	0.61	0.61	0.61	0.62	0.62
Ratio of net investment income to average net assets (%) (f)	0.26	(e)	1.05	1.36	1.17	1.30	1.60
Portfolio turnover rate (%)	4	(c)	9	7	33	14	7
Net assets, end of period (in millions)	$4,587.2		$4,522.1	$4,909.1	$4,894.3	$4,385.0	$4,079.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$278,416,474	$0	$193,480,916

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$1,296,681	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms

MIST-10

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2016 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
American Funds Bond Fund	55,351,439	856,955	(2,742,726)	53,465,668
American Funds Global Bond Fund	12,227,125	22,867	(531,750)	11,718,242
American Funds High-Income Bond Fund	18,879,953	255,551	(376,345)	18,759,159
American Funds International Growth and Income Fund*	20,813,568	3,043,399	(2,395)	23,854,572
American Funds U.S. Government/AAA - Rated Securities Fund	40,692,070	1,373,624	(2,032,638)	40,033,056

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of June 30, 2016. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
American Funds Bond Fund	$1,167,354	$2,022,525	$3,406,357	$598,815,484
American Funds Global Bond Fund	545,283	247,469	—	139,095,535
American Funds High-Income Bond Fund	(250,713)	—	2,186,391	185,528,086
American Funds International Growth and Income Fund	(1,655)	1,506,792	918,202	352,809,126
American Funds U.S. Government/AAA - Rated Securities Fund	(90,271)	9,766,258	1,372,767	501,614,192

	$1,369,998	$13,543,044	$7,883,717	$1,777,862,423

MIST-11

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$66,848,190	$79,797,446	$251,469,951	$459,690,617	$318,318,141	$539,488,063

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$73,198,784	$383,287,342	$192,253,535	$—	$648,739,661

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-12

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 3.48% and 3.36%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 3.54%.

ECONOMIC AND MARKET REVIEW

The first half of 2016 saw conflicted equity markets, remarkable bond performance and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve, clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the six month period, the Portfolio slightly underperformed the Dow Jones Moderately Aggressive Index. During the period, security selection in the underlying portfolios contributed positively to relative results, in particular within domestic equities. An underweight to emerging market equities, on the other hand, detracted from relative results.

The domestic equity underlying funds in aggregate produced positive results. During the period, a value style significantly outperformed a growth style of investing, so it was no surprise that the two largest contributors to relative results, AFIS Blue Chip Income & Growth Fund and American Mutual Fund, have a value orientation. The AFIS Blue Chip Income & Growth Fund significantly outpaced its benchmark. Contributing to these results was an overweight to the Telecommunication sector and positive security selection in the Energy sector, most notably Canadian Natural Resources. American Mutual Fund, with a focus on dividend payers, was also rewarded over the period, outperforming its benchmark. Both sector allocation and security selection aided results. Another notable contributor for the period was the Fundamental Investors Fund, which outpaced the broad equity market. Leading contributors to relative results were

MIST-1

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

security selection in both the Consumer Discretionary and Information Technology sectors, while an underweight in the Telecommunications and Utilities sectors dampened the results. Conversely, the growth orientation of the AFIS Growth Fund served as a headwind and hurt the Portfolio’s relative returns. The primary source of underperformance stemmed from security selection in the Health Care sector. Individual detractors included Regeneron Pharmaceuticals, Incyte and Vertex Pharmaceuticals. Additionally, an underweight to the Utilities sector and an overweight to the Consumer Discretionary sector detracted from results, although stock selection within the Consumer Discretionary sector helped to offset these losses, in particular an overweight position in Amazon.

Among underlying funds that invest outside the U.S., the AFIS International Growth and Income Fund contributed positively. Relative performance was aided in part by positioning in the Consumer Staples and Financials sectors. Within Consumer Staples, top performers included Philip Morris International and British American Tobacco, while industry positioning in the Financials sector proved to be beneficial. The primary detractors from results included stock selection in the Consumer Discretionary and Utilities sectors. From a country perspective, holdings in the U.K. were the leading detractor, while investments in Japan, Australia and the U.S. partially offset this impact. On the other hand, the AFIS Global Small Capitalization Fund hampered relative returns and trailed its respective benchmark. The primary detractors included an overweight and security selection in the Health Care sector, in particular holdings in Endo International and Ultragenyx Pharmaceutical. Additionally, stock selection in the Consumer Discretionary sector hurt performance results. The Energy sector proved to be a bright spot for the Fund during the period, benefiting from the rebound in oil and contributing positively to results. Lastly, the AFIS International Fund was another notable detractor from performance results. Stock selection in Telecommunications, Financials and Health Care sectors hurt performance, while stock selection in Materials partially offset these losses. Individual contributors within the Materials sector included First Quantum Minerals and Fortescue Metals Group.

Among the fixed income funds, the AFIS Global Bond Fund was the top detractor during the six month period. Overall, the Fund’s currency positioning hurt relative results, in particular an underweight to the Japanese yen, although positioning in the British pound helped to offset some of these losses. Additionally, duration and yield curve positioning hurt performance for the period. The AFIS U.S. Government/AAA-Rated Securities Fund also detracted slightly from results. During the period, U.S. Treasury interest rates across the yield curve generally fell and the yield curve flattened, with longer term maturities falling more than shorter term maturities. The interest rate environment didn’t bode well for this Fund as it was underweight duration and positioned for a steepening yield curve environment relative to its benchmark. Lastly, the AFIS Bond Fund, although slightly detracting from relative results, outpaced its respective benchmark. The Fund benefited from an allocation to high yield bonds and an underweight to Treasuries relative to the index as well as its positioning along the yield curve.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	3.48	-0.27	8.00	5.22
Class C	3.36	-0.52	7.69	4.88
Dow Jones Moderately Aggressive Index	3.54	-1.10	6.56	5.23

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.0
American Funds Fundamental Investors Fund (Class R-6)	11.2
American Funds Growth Fund (Class 1)	11.1
American Funds American Mutual Fund (Class R-6)	10.2
American Funds Blue Chip Income and Growth Fund (Class 1)	10.2
American Funds Growth-Income Fund (Class 1)	10.1
American Funds International Growth and Income Fund (Class 1)	9.6
American Funds International Fund (Class 1)	7.9
American Funds Global Small Capitalization Fund (Class 1)	4.9
American Funds Bond Fund (Class 1)	4.0

MIST-3

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.76%	$1,000.00	$1,034.80	$3.84
	Hypothetical*	0.76%	$1,000.00	$1,021.08	$3.82

Class C(a)	Actual	1.06%	$1,000.00	$1,033.60	$5.36
	Hypothetical*	1.06%	$1,000.00	$1,019.59	$5.32

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	12,866,487	$337,745,274
American Funds American Mutual Fund (Class R-6)	7,887,552	286,791,381
American Funds Blue Chip Income and Growth Fund (Class 1)	22,514,698	286,386,954
American Funds Bond Fund (Class 1)	9,943,867	111,371,307
American Funds Fundamental Investors Fund (Class R-6)	6,032,284	313,558,116
American Funds Global Bond Fund (Class 1)	4,744,685	56,319,413
American Funds Global Small Capitalization Fund (Class 1) (b)	7,153,647	136,634,654
American Funds Growth Fund (Class 1)	4,998,617	312,113,638
American Funds Growth-Income Fund (Class 1)	6,838,272	284,198,602
American Funds High-Income Bond Fund (Class 1)	8,597,480	85,029,077
American Funds International Fund (Class 1)	13,590,745	221,121,415
American Funds International Growth and Income Fund (Class 1) (a)	18,164,802	268,657,428

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	4,422,368	85,351,711
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,200,282	27,569,528

Total Mutual Funds (Cost $2,668,682,682)		2,812,848,498

Total Investments—100.1% (Cost $2,668,682,682) (c)		2,812,848,498
Other assets and liabilities (net)—(0.1)%		(1,572,594)

Net Assets—100.0%		$2,811,275,904

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	As of June 30, 2016, the aggregate cost of investments was $2,668,682,682. The aggregate unrealized appreciation and depreciation of investments were $203,995,179 and $(59,829,363), respectively, resulting in net unrealized appreciation of $144,165,816.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,812,848,498	$—	$—	$2,812,848,498
Total Investments	$2,812,848,498	$—	$—	$2,812,848,498

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$2,544,191,070
Affiliated investments at value (b)	268,657,428
Receivable for:
Investments sold	634,947
Fund shares sold	237,256
Prepaid expenses	17,800

Total Assets	2,813,738,501
Liabilities
Payables for:
Fund shares redeemed	872,203
Accrued Expenses:
Management fees	145,365
Distribution and service fees	1,255,920
Deferred trustees’ fees	86,413
Other expenses	102,696

Total Liabilities	2,462,597

Net Assets	$2,811,275,904

Net Assets Consist of:
Paid in surplus	$2,532,090,893
Undistributed net investment income	2,363,975
Accumulated net realized gain	132,655,220
Unrealized appreciation on investments and affiliated investments	144,165,816

Net Assets	$2,811,275,904

Net Assets
Class B	$20,486,014
Class C	2,790,789,890
Capital Shares Outstanding*
Class B	2,343,854
Class C	321,595,334
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.74
Class C	8.68

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,376,606,558.
(b)	Identified cost of affiliated investments was $292,076,124.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$10,620,186
Dividends from Affiliated Underlying Portfolios	701,674

Total investment income	11,321,860
Expenses
Management fees	869,518
Administration fees	11,064
Custodian and accounting fees	12,551
Distribution and service fees—Class B	24,010
Distribution and service fees—Class C	7,460,649
Audit and tax services	14,929
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	22,855
Insurance	9,688
Miscellaneous	10,670

Total expenses	8,465,200

Net Investment Income	2,856,660

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	27,527,617
Affiliated investments	(12,978)
Capital gain distributions from Underlying Portfolios	136,038,935
Capital gain distributions from Affiliated Underlying Portfolios	1,151,466

Net realized gain	164,705,040

Net change in unrealized appreciation (depreciation) on:
Investments	(79,610,017)
Affiliated investments	1,271,939

Net change in unrealized depreciation	(78,338,078)

Net realized and unrealized gain	86,366,962

Net Increase in Net Assets From Operations	$89,223,622

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,856,660	$27,511,838
Net realized gain	164,705,040	305,421,990
Net change in unrealized depreciation	(78,338,078)	(351,558,683)

Increase (decrease) in net assets from operations	89,223,622	(18,624,855)

From Distributions to Shareholders
Net investment income
Class B	(332,459)	(310,345)
Class C	(36,279,985)	(38,815,051)
Net realized capital gains
Class B	(2,042,245)	(1,207,492)
Class C	(282,526,810)	(190,418,764)

Total distributions	(321,181,499)	(230,751,652)

Increase in net assets from capital share transactions	206,944,334	68,984,907

Total decrease in net assets	(25,013,543)	(180,391,600)

Net Assets
Beginning of period	2,836,289,447	3,016,681,047

End of period	$2,811,275,904	$2,836,289,447

Undistributed net investment income
End of period	$2,363,975	$36,119,759

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	104,042	$984,066	255,776	$2,597,652
Reinvestments	274,850	2,374,704	150,430	1,517,837
Redemptions	(55,752)	(522,865)	(63,960)	(638,346)

Net increase	323,140	$2,835,905	342,246	$3,477,143

Class C
Sales	5,647,912	$52,256,359	14,411,248	$143,405,873
Reinvestments	37,156,969	318,806,795	22,877,626	229,233,815
Redemptions	(18,009,337)	(166,954,725)	(30,416,083)	(307,131,924)

Net increase	24,795,544	$204,108,429	6,872,791	$65,507,764

Increase derived from capital shares transactions		$206,944,334		$68,984,907

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.57		$10.43	$11.76	$10.10	$8.80	$9.33

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.13	0.18	0.16	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.30		(0.14)	0.47	2.27	1.30	(0.56)

Total from investment operations	0.32		(0.01)	0.65	2.43	1.45	(0.40)

Less Distributions
Distributions from net investment income	(0.16)		(0.17)	(0.16)	(0.15)	(0.15)	(0.13)
Distributions from net realized capital gains	(0.99)		(0.68)	(1.82)	(0.62)	0.00	0.00

Total distributions	(1.15)		(0.85)	(1.98)	(0.77)	(0.15)	(0.13)

Net Asset Value, End of Period	$8.74		$9.57	$10.43	$11.76	$10.10	$8.80

Total Return (%) (b)	3.48	(c)	(0.51)	6.72	25.44	16.54	(4.41)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.33	0.33
Ratio of net investment income to average net assets (%) (f)	0.42	(e)	1.28	1.67	1.44	1.57	1.70
Portfolio turnover rate (%)	5	(c)	8	9	42	17	8
Net assets, end of period (in millions)	$20.5		$19.3	$17.5	$14.2	$9.7	$6.8

	Class C
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.49		$10.34	$11.67	$10.02	$8.73	$9.26

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.09	0.14	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	0.30		(0.12)	0.47	2.26	1.30	(0.54)

Total from investment operations	0.31		(0.03)	0.61	2.38	1.40	(0.43)

Less Distributions
Distributions from net investment income	(0.13)		(0.14)	(0.12)	(0.11)	(0.11)	(0.10)
Distributions from net realized capital gains	(0.99)		(0.68)	(1.82)	(0.62)	0.00	0.00

Total distributions	(1.12)		(0.82)	(1.94)	(0.73)	(0.11)	(0.10)

Net Asset Value, End of Period	$8.68		$9.49	$10.34	$11.67	$10.02	$8.73

Total Return (%) (b)	3.36	(c)	(0.76)	6.39	25.11	16.16	(4.73)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.63	0.63
Ratio of net investment income to average net assets (%) (f)	0.21	(e)	0.92	1.29	1.10	1.07	1.17
Portfolio turnover rate (%)	5	(c)	8	9	42	17	8
Net assets, end of period (in millions)	$2,790.8		$2,816.9	$2,999.2	$2,951.2	$2,435.2	$2,237.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$176,030,277	$0	$150,286,950

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$869,518	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms

MIST-10

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2016 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
American Funds International Growth and Income Fund	16,764,434	1,409,133	(8,765)	18,164,802

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
American Funds International Growth and Income Fund	$(12,978)	$1,151,466	$701,674	$268,657,428

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$39,125,396	$38,706,425	$191,626,256	$450,139,689	$230,751,652	$488,846,114

MIST-11

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$36,201,696	$284,214,394	$190,808,736	$—	$511,224,826

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-12

Met Investors Series Trust

American Funds Growth Portfolio

For the six months ended June 30, 2016, the American Funds Growth Portfolio had a return of 0.77% for Class C versus 3.84% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	0.77	1.52	9.79	6.37
S&P 500 Index	3.84	3.99	12.09	7.42

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-2

Met Investors Series Trust

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class C(a)	Actual	0.93%	$1,000.00	$1,007.70	$4.64
	Hypothetical*	0.93%	$1,000.00	$1,020.24	$4.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-3

Met Investors Series Trust

American Funds Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (Cost $1,009,406,987)	17,058,650	$1,065,142,112

Total Investments—100.1% (Cost $1,009,406,987) (a)		1,065,142,112
Other assets and liabilities (net)—(0.1)%		(658,831)

Net Assets—100.0%		$1,064,483,281

(a)	As of June 30, 2016, the aggregate cost of investments was $1,009,406,987. The aggregate and net unrealized appreciation of investments was $55,735,125.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,065,142,112	$—	$—	$1,065,142,112
Total Investments	$1,065,142,112	$—	$—	$1,065,142,112

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

American Funds Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$1,065,142,112
Receivable for:
Investments sold	157,047
Fund shares sold	159,961
Prepaid expenses	6,818

Total Assets	1,065,465,938
Liabilities
Payables for:
Fund shares redeemed	317,008
Accrued Expenses:
Distribution and service fees	477,270
Deferred trustees’ fees	86,413
Other expenses	101,966

Total Liabilities	982,657

Net Assets	$1,064,483,281

Net Assets Consist of:
Paid in surplus	$903,362,524
Distributions in excess of net investment income	(774,502)
Accumulated net realized gain	106,160,134
Unrealized appreciation on investments	55,735,125

Net Assets	$1,064,483,281

Net Assets
Class C	$1,064,483,281
Capital Shares Outstanding*
Class C	117,332,851
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$9.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,009,406,987.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Master Fund	$2,412,997

Total investment income	2,412,997
Expenses
Administration fees	11,064
Custodian and accounting fees	12,630
Distribution and service fees—Class C	2,833,717
Audit and tax services	14,929
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	20,518
Insurance	3,557
Miscellaneous	5,955

Total expenses	2,931,636

Net Investment Loss	(518,639)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	15,138,440
Capital gain distributions from Master Fund	95,461,247

Net realized gain	110,599,687

Net change in unrealized depreciation on investments	(101,445,816)

Net realized and unrealized gain	9,153,871

Net Increase in Net Assets From Operations	$8,635,232

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(518,639)	$3,090,973
Net realized gain	110,599,687	270,202,876
Net change in unrealized depreciation	(101,445,816)	(202,567,479)

Increase in net assets from operations	8,635,232	70,726,370

From Distributions to Shareholders
Net investment income
Class C	(3,154,033)	(9,642,504)
Net realized capital gains
Class C	(270,107,883)	(98,772,782)

Total distributions	(273,261,916)	(108,415,286)

Increase in net assets from capital share transactions	240,992,693	17,286,432

Total decrease in net assets	(23,633,991)	(20,402,484)

Net Assets
Beginning of period	1,088,117,272	1,108,519,756

End of period	$1,064,483,281	$1,088,117,272

Undistributed (distributions in excess of) net investment income (loss)
End of period	$(774,502)	$2,898,170

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class C
Sales	3,218,979	$35,792,889	5,716,033	$70,621,230
Reinvestments	30,261,564	273,261,916	8,908,405	108,415,286
Redemptions	(6,002,221)	(68,062,112)	(12,907,839)	(161,750,084)

Net increase	27,478,322	$240,992,693	1,716,599	$17,286,432

Increase derived from capital shares transactions		$240,992,693		$17,286,432

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$12.11		$12.58	$12.46	$10.18	$8.70		$9.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		0.03	0.11	0.07	0.04		0.03
Net realized and unrealized gain (loss) on investments	0.09		0.80	0.82	2.82	1.47		(0.45)

Total from investment operations	0.08		0.83	0.93	2.89	1.51		(0.42)

Less Distributions
Distributions from net investment income	(0.04)		(0.12)	(0.07)	(0.05)	(0.03)		(0.03)
Distributions from net realized capital gains	(3.08)		(1.18)	(0.74)	(0.56)	(0.00	)(b)	0.00

Total distributions	(3.12)		(1.30)	(0.81)	(0.61)	(0.03)		(0.03)

Net Asset Value, End of Period	$9.07		$12.11	$12.58	$12.46	$10.18		$8.70

Total Return (%) (c)	0.77	(d)	6.49	8.18	29.78	17.41		(4.60)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.57	(f)	0.57	0.57	0.57	0.57		0.57
Ratio of net investment income (loss) to average net assets (%)	(0.10	) (f)	0.28	0.89	0.60	0.46		0.35
Portfolio turnover rate (%)	5	(d)	10	9	4	3		3
Net assets, end of period (in millions)	$1,064.5		$1,088.1	$1,108.5	$1,086.4	$927.8		$885.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2016, the Portfolio owned approximately 4.91% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2015.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-8

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$112,476,790	$0	$49,813,255

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

MIST-9

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$9,642,504	$6,012,488	$98,772,782	$63,646,483	$108,415,286	$69,658,971

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$2,980,107	$269,932,508	$152,916,764	$—	$425,829,379

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-10

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 4.61% and 4.47%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

ECONOMIC AND MARKET REVIEW

The first half of 2016 saw conflicted equity markets, remarkable bond performance and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve, clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the six month period, the Portfolio slightly underperformed the Dow Jones Moderate Index. During the period, security selection in the underlying portfolios contributed positively to relative results as did an overweight to high yields. An underweight to emerging market equities, on the other hand, detracted from relative results.

The domestic equity underlying funds in aggregate produced positive results. During the period, a value style significantly outperformed a growth style of investing, so it was no surprise that the two largest contributors to relative results, AFIS Blue Chip Income & Growth Fund and American Mutual Fund, have a value orientation. The AFIS Blue Chip Income & Growth Fund significantly outpaced its benchmark. Contributing to these results was an overweight to the Telecommunication sector and positive security selection in the Energy sector, most notably Canadian Natural Resources. American Mutual Fund, with a focus on dividend payers, was also rewarded over the period, outperforming its benchmark. Both sector allocation and security selection aided results. Another notable contributor for the period was the Fundamental Investors Fund, which outpaced the broad equity market. Leading contributors to relative results were security selection in both the Consumer Discretionary and

MIST-1

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Information Technology sectors, while an underweight in the Telecommunications and Utilities sectors dampened the results. Conversely, the growth orientation of the AFIS Growth Fund served as a headwind and hurt the Portfolio’s relative returns. The primary source of underperformance stemmed from security selection in the Health Care sector. Individual detractors included Regeneron Pharmaceuticals, Incyte and Vertex Pharmaceuticals. Additionally, an underweight to the Utilities sector and an overweight to the Consumer Discretionary sector detracted from results, although stock selection within the Consumer Discretionary sector helped to offset these losses, in particular an overweight position in Amazon.

Among underlying funds that invest outside the U.S., the AFIS International Growth and Income Fund contributed positively. Relative performance was aided in part by positioning in the Consumer Staples and Financials sectors. Within Consumer Staples, top performers included Philip Morris International and British American Tobacco, while industry positioning in the Financials sector proved to be beneficial. The primary detractors from results included stock selection in the Consumer Discretionary and Utilities sectors. From a country perspective, holdings in the U.K. were the leading detractor, while investments in Japan, Australia and the U.S. partially offset this impact. On the other hand, the AFIS Global Small Capitalization Fund hampered relative returns and trailed its respective benchmark. The primary detractors included an overweight and security selection in the Health Care sector, in particular holdings in Endo International and Ultragenyx Pharmaceutical. Additionally, stock selection in the Consumer Discretionary sector hurt performance results. The Energy sector proved to be a bright spot for the Fund during the period, benefiting from the rebound in oil and contributing positively to results.

Among the fixed income funds, the AFIS U.S. Government/AAA-Rated Securities Fund was the top detractor during the six month period. During the period, U.S. Treasury interest rates across the yield curve generally fell and the yield curve flattened, with longer term maturities falling more than shorter term maturities. The interest rate environment didn’t bode well for this Fund as it was underweight duration and positioned for a steepening yield curve environment relative to its benchmark. Additionally, the AFIS Global Bond Fund hampered results for the period, as duration and yield curve positioning hurt performance. Overall, the Fund’s currency positioning hurt relative results, in particular an underweight to the Japanese yen, although positioning in the British pound helped to offset some of these losses. Lastly, the AFIS Bond Fund, although slightly detracting from relative results, outpaced its respective benchmark. The Fund benefited from an allocation to high yield bonds and an underweight to Treasuries relative to the index as well as its positioning along the yield curve. Conversely, contributing to the Portfolio’s results on the margin was the AFIS High-Income Bond Fund, given its emphasis on high yield securities which outperformed their investment grade counterparts.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	4.61	2.64	6.35	5.05
Class C	4.47	2.29	6.02	4.74
Dow Jones Moderate Index	4.67	1.73	5.90	5.06

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B and Class C shares is 4/28/2008. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	19.9
American Funds Bond Fund (Class 1)	19.0
American Funds American Mutual Fund (Class R-6)	9.2
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds Growth-Income Fund (Class 1)	8.0
American Funds International Growth and Income Fund (Class 1)	5.9
American Funds High-Income Bond Fund (Class 1)	5.0
American Funds Fundamental Investors Fund (Class R-6)	5.0
American Funds Growth Fund (Class 1)	5.0
American Funds AMCAP Fund (Class R-6)	5.0

MIST-3

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.72%	$1,000.00	$1,046.10	$3.66
	Hypothetical*	0.72%	$1,000.00	$1,021.28	$3.62

Class C(a)	Actual	1.02%	$1,000.00	$1,044.70	$5.19
	Hypothetical*	1.02%	$1,000.00	$1,019.79	$5.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	5,519,309	$144,881,872
American Funds American Mutual Fund (Class R-6)	7,364,420	267,770,322
American Funds Blue Chip Income and Growth Fund (Class 1)	18,654,993	237,291,515
American Funds Bond Fund (Class 1) (a)	49,578,843	555,283,046
American Funds Fundamental Investors Fund (Class R-6)	2,828,348	147,017,518
American Funds Global Bond Fund (Class 1)	7,413,234	87,995,090
American Funds Global Small Capitalization Fund (Class 1) (b)	1,499,212	28,634,945
American Funds Growth Fund (Class 1)	2,336,122	145,867,482
American Funds Growth-Income Fund (Class 1)	5,650,985	234,854,928
American Funds High-Income Bond Fund (Class 1) (a)	14,873,698	147,100,878
American Funds International Fund (Class 1)	8,827,587	143,624,840
American Funds International Growth and Income Fund (Class 1) (a)	11,586,286	171,361,172

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,522,894	29,391,850
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	46,419,573	581,637,247

Total Mutual Funds (Cost $2,829,090,349)		2,922,712,705

Total Investments—100.1% (Cost $2,829,090,349) (c)		2,922,712,705
Other assets and liabilities (net)—(0.1)%		(1,628,307)

Net Assets—100.0%		$2,921,084,398

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	As of June 30, 2016, the aggregate cost of investments was $2,829,090,349. The aggregate unrealized appreciation and depreciation of investments were $141,936,891 and $(48,314,535), respectively, resulting in net unrealized appreciation of $93,622,356.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,922,712,705	$—	$—	$2,922,712,705
Total Investments	$2,922,712,705	$—	$—	$2,922,712,705

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$1,467,330,362
Affiliated investments at value (b)	1,455,382,343
Receivable for:
Investments sold	310,048
Fund shares sold	842,579
Prepaid expenses	18,257

Total Assets	2,923,883,589
Liabilities
Payables for:
Investments purchased	627,935
Fund shares redeemed	524,691
Accrued Expenses:
Management fees	149,389
Distribution and service fees	1,302,713
Deferred trustees’ fees	86,413
Other expenses	108,050

Total Liabilities	2,799,191

Net Assets	$2,921,084,398

Net Assets Consist of:
Paid in surplus	$2,715,994,058
Undistributed net investment income	4,176,114
Accumulated net realized gain	107,291,870
Unrealized appreciation on investments and affiliated investments	93,622,356

Net Assets	$2,921,084,398

Net Assets
Class B	$9,774,103
Class C	2,911,310,295
Capital Shares Outstanding*
Class B	1,029,449
Class C	307,942,043
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.49
Class C	9.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,368,694,686.
(b)	Identified cost of affiliated investments was $1,460,395,663.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$6,453,880
Dividends from Affiliated Underlying Portfolios	6,916,617

Total investment income	13,370,497
Expenses
Management fees	890,812
Administration fees	11,064
Custodian and accounting fees	12,551
Distribution and service fees—Class B	11,801
Distribution and service fees—Class C	7,721,737
Audit and tax services	14,929
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	25,772
Insurance	9,735
Miscellaneous	10,990

Total expenses	8,738,657

Net Investment Income	4,631,840

Net Realized and Unrealized Gain
Net realized gain on:
Investments	13,991,511
Affiliated investments	2,776,064
Capital gain distributions from Underlying Portfolios	79,065,949
Capital gain distributions from Affiliated Underlying Portfolios	13,909,819

Net realized gain	109,743,343

Net change in unrealized appreciation (depreciation) on:
Investments	(31,439,834)
Affiliated investments	43,434,549

Net change in unrealized appreciation	11,994,715

Net realized and unrealized gain	121,738,058

Net Increase in Net Assets From Operations	$126,369,898

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,631,840	$36,971,203
Net realized gain	109,743,343	205,610,322
Net change in unrealized appreciation (depreciation)	11,994,715	(260,989,154)

Increase (decrease) in net assets from operations	126,369,898	(18,407,629)

From Distributions to Shareholders
Net investment income
Class B	(223,203)	(160,213)
Class C	(54,813,837)	(44,857,701)
Net realized capital gains
Class B	(639,523)	(380,096)
Class C	(186,197,519)	(132,017,918)

Total distributions	(241,874,082)	(177,415,928)

Increase (decrease) in net assets from capital share transactions	177,790,765	(72,357,008)

Total increase (decrease) in net assets	62,286,581	(268,180,565)

Net Assets
Beginning of period	2,858,797,817	3,126,978,382

End of period	$2,921,084,398	$2,858,797,817

Undistributed net investment income
End of period	$4,176,114	$54,581,314

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	59,557	$591,216	$146,620	$1,520,382
Reinvestments	91,779	862,726	52,816	540,309
Redemptions	(44,689)	(427,773)	(87,682)	(924,351)

Net increase	106,647	$1,026,169	111,754	$1,136,340

Class C
Sales	6,555,695	$65,003,441	6,759,382	$69,291,501
Reinvestments	25,749,077	241,011,356	17,357,764	176,875,619
Redemptions	(13,158,957)	(129,250,201)	(30,914,530)	(319,660,468)

Net increase (decrease)	19,145,815	$176,764,596	(6,797,384)	$(73,493,348)

Increase (decrease) derived from capital shares transactions		$177,790,765		$(72,357,008)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.93		$10.61	$11.14	$10.58	$9.87	$10.05

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.17	0.21	0.17	0.20	0.25
Net realized and unrealized gain (loss) on investments	0.41		(0.18)	0.44	1.21	0.90	(0.20)

Total from investment operations	0.45		(0.01)	0.65	1.38	1.10	0.05

Less Distributions
Distributions from net investment income	(0.23)		(0.20)	(0.20)	(0.22)	(0.25)	(0.18)
Distributions from net realized capital gains	(0.66)		(0.47)	(0.98)	(0.60)	(0.14)	(0.05)

Total distributions	(0.89)		(0.67)	(1.18)	(0.82)	(0.39)	(0.23)

Net Asset Value, End of Period	$9.49		$9.93	$10.61	$11.14	$10.58	$9.87

Total Return (%) (b)	4.61	(c)	(0.36)	6.44	13.75	11.28	0.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Net ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	0.78	(e)	1.62	1.97	1.56	1.93	2.51
Portfolio turnover rate (%)	4	(c)	8	5	27	12	7
Net assets, end of period (in millions)	$9.8		$9.2	$8.6	$6.2	$4.4	$2.8

	Class C
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.87		$10.55	$11.08	$10.51	$9.81	$9.99

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.13	0.15	0.13	0.14	0.18
Net realized and unrealized gain (loss) on investments	0.41		(0.18)	0.47	1.22	0.91	(0.15)

Total from investment operations	0.43		(0.05)	0.62	1.35	1.05	0.03

Less Distributions
Distributions from net investment income	(0.19)		(0.16)	(0.17)	(0.18)	(0.21)	(0.16)
Distributions from net realized capital gains	(0.66)		(0.47)	(0.98)	(0.60)	(0.14)	(0.05)

Total distributions	(0.85)		(0.63)	(1.15)	(0.78)	(0.35)	(0.21)

Net Asset Value, End of Period	$9.45		$9.87	$10.55	$11.08	$10.51	$9.81

Total Return (%) (b)	4.47	(c)	(0.73)	6.09	13.52	10.84	0.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.62
Net ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (f)	0.33	(e)	1.22	1.42	1.20	1.36	1.79
Portfolio turnover rate (%)	4	(c)	8	5	27	12	7
Net assets, end of period (in millions)	$2,911.3		$2,849.6	$3,118.4	$3,156.1	$3,027.8	$2,913.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-9

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$156,447,410	$0	$122,953,238

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$890,812	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms

MIST-10

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2016 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
American Funds Bond Fund	51,296,695	486,977	(2,204,829)	49,578,843
American Funds High-Income Bond Fund	15,041,351	186,882	(354,535)	14,873,698
American Funds International Growth and Income Fund	9,333,610	2,267,551	(14,875)	11,586,286
American Funds U.S. Government/AAA - Rated Securities Fund	46,896,443	1,561,283	(2,038,153)	46,419,573

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
American Funds Bond Fund	$2,512,741	$1,869,649	$3,148,882	$555,283,046
American Funds High-Income Bond Fund	(85,750)	—	1,731,497	147,100,878
American Funds International Growth and Income Fund	(3,833)	733,438	446,938	171,361,172
American Funds U.S. Government/AAA - Rated Securities Fund	352,906	11,306,732	1,589,300	581,637,247

	$2,776,064	$13,909,819	$6,916,617	$1,455,382,343

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-11

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$45,017,914	$60,512,763	$132,398,014	$259,244,529	$177,415,928	$319,757,292

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$54,663,251	$186,637,913	$79,375,297	$—	$320,676,461

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2016, the Class B shares of the AQR Global Risk Balanced Portfolio returned 10.04%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

The most memorable event of the first half of the year was undoubtedly the U.K. referendum on whether to leave the European Union (the “E.U.”) dubbed “Brexit,” a vote whose outcome surprised many and roiled global markets in the final days of June. Even before the U.K. referendum, the first half of 2016 was shaping up to be a disappointing period for those seeking comfort in the ability of policymakers to support growth and contain volatility. As equity and commodity markets sank in January, policymakers swung into action. The Bank of Japan surprised markets by announcing a negative interest rate of -0.1%. Japanese markets responded negatively to the surprise announcement, with the yen strengthening significantly while domestic share prices sank. The European Central Bank eased policy as well, moving its deposit rate deeper into negative territory to -0.4%, increasing the size and scope of its asset purchase program, and launching a new targeted lending program to support banks.

Efforts by the Federal Reserve (the “Fed”) to shape market expectations for rate hikes in the U.S. were similarly disappointing, arguably exacerbating rather than dampening swings in yields. The Fed was forced to reverse course twice on changes in economic data. Fed Chair Janet Yellen ended the first quarter with a dovish speech leading to stable bond yields and modest depreciation of the dollar in April even as higher commodity prices and stronger than expected Chinese growth numbers alleviated concerns about weakness in global growth. However, the Fed was more hawkish in May, and the U.S. dollar and Treasury yields rose accordingly as investors positioned for an earlier rate hike. The Fed’s attempt at fine-tuning market expectations proved ill-timed, as employment numbers released in early June fell dramatically short of projections. The Fed ultimately left rates unchanged in June, and committee members revised down expectations for future hikes.

Commodity markets also featured large moves driven by the unintended consequences of policy decisions and unforeseen events. Base metal prices experienced sizeable gains in April as looser Chinese monetary policy led to rapid credit growth and a sharp rise in trading activity on domestic commodity exchanges. Prices fell back just as quickly in May as Chinese officials took steps to limit speculative trading activity. Oil prices, which bounced from multi-year lows in February on talk of a potential deal between Organization of the Petroleum Exporting Countries (OPEC) and Russia to freeze output, continued to rally in the second quarter even as a deal failed to materialize when these parties met in April. The consequences of these failed negotiations were muted by unexpected supply disruptions in major producers such as Canada, Nigeria, and Venezuela.

Finally, in the aftermath of the June 23rd U.K. referendum on E.U. membership, volatility in global financial markets surged as investors processed the implications for the U.K. economy, the future integrity of the European Union, and the outlook for global growth. The British pound depreciated sharply, suffering its largest one day decline in nearly 50 years, and continued to sell off over the following days. Equity prices plunged, and perceived safe havens such as government bonds and the Japanese yen rallied. After the initial selloff, equity markets were able to recoup most of their losses, as central bankers in the U.K., the U.S., and the Eurozone signaled that post-referendum risks to growth might call for more accommodative monetary policy. Dovish guidance drove continued strength in bond markets, with 10-year yields hitting record lows in the U.K., Germany, and Japan.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk from three primary sources: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To achieve equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of portfolio returns.

In seeking to achieve its target risk of 10% annualized volatility, the Portfolio is moderately levered through investments in equity, fixed income, and commodity futures. The portfolio management process adjusts exposures to each of the three risk categories using proprietary risk-forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio can help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 10.04% for the six-month period ending June 30, 2016, outperforming the Dow Jones Moderate Index by 5.37%. Significant gains in fixed income drove Portfolio performance over the period while inflation-sensitive assets also contributed positively to returns and equities experienced slight losses.

Nominal bonds contributed 7.03% towards absolute Portfolio return over the period. Bond yields fell globally over the first half of the year on global growth concerns and more accommodative than expected central bankers. Inflation-sensitive assets contributed 3.79% to the Portfolio, with gains coming from both commodities (1.81%) and

MIST-1

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

inflation-linked bonds (1.98%), which rose alongside nominal bonds as real yields fell. Equity risk detracted -0.39%. A vote for the U.K. to leave the E.U. caused only a modest decline in equity prices as markets shrugged off initial Brexit fears.

AQR’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2016 with a total market exposure of 193%. At the beginning of the year, the Portfolio was targeting 9.1% volatility, slightly below its long-term average, due to the Portfolio’s systematic risk management process that seeks to reduce risk when faced with large losses and declining investor risk tolerance. As of June 30th, despite the Portfolio returning to its long-term risk target level of 10% volatility, exposures were slightly smaller than at the beginning of the year at 28% equities, 100% nominal bonds, 36% inflation-linked bonds, and 17% commodities, for a total Portfolio exposure of 182%.

The Portfolio uses futures and swaps on futures to gain most of its market exposures. Futures are used to gain exposure to equities, nominal interest rates, and commodities. Swaps on futures are used when holding limit, local regulation, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds but instead buys cash bonds. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Brian Hurst

John Huss

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	10.04	-1.50	3.02	2.61
Dow Jones Moderate Index	4.67	1.73	5.90	5.39

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Exposures by Asset Class*
% of Net Assets
Global Developed Bonds	99.8
Global Inflation-Linked Bonds	36.0
Global Developed Equities	21.0
Commodities - Production Weighted	18.3
Global Emerging Equities	4.0
U.S. Mid Cap Equities	1.6
U.S. Small Cap Equities	1.4

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.89%	$1,000.00	$1,100.40	$4.65
	Hypothetical*	0.89%	$1,000.00	$1,020.44	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016

U.S. Treasury & Government Agencies—23.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—23.6%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/19 (a)	257,886,918	$263,336,842
0.125%, 04/15/20 (a)	288,459,641	295,077,771
0.125%, 07/15/24 (a)	103,166,976	104,204,010
0.250%, 01/15/25 (a)	136,451,000	138,529,695
0.375%, 07/15/25 (a)	146,271,650	150,614,163

Total U.S. Treasury & Government Agencies (Cost $918,331,112)		951,762,481

Foreign Government—16.7%

Sovereign—16.7%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	35,589,208	42,514,361
0.100%, 04/15/26 (EUR) (a)	80,957,976	99,545,076
1.750%, 04/15/20 (EUR) (a)	62,282,740	76,321,972
France Government Bond OAT 0.100%, 07/25/21 (EUR) (a)	19,204,820	22,496,329
0.100%, 03/01/25 (EUR) (a)	47,000,835	56,107,200
0.250%, 07/25/24 (EUR) (a)	49,632,522	60,275,899
1.100%, 07/25/22 (EUR) (a)	23,194,390	29,005,652
2.250%, 07/25/20 (EUR) (a)	56,815,652	71,786,267
United Kingdom Gilt Inflation Linked 0.125%, 03/22/24 (GBP) (a)	78,605,154	119,695,348
0.125%, 03/22/26 (GBP) (a)	62,148,466	96,329,568

Total Foreign Government (Cost $678,778,303)		674,077,672

Short-Term Investments—55.9%

Mutual Funds—39.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.225% (b)	404,209,364	404,209,364
Dreyfus Treasury Cash Management Fund, Institutional Class, 0.228% (b)	382,089,287	382,089,287
State Street Institutional Liquid Reserve Fund, Class I, 0.479% (b) (c)	53,719,414	53,719,414
State Street Institutional Treasury Plus Money Market Fund, Class I, 0.163% (b) (c)	327,285,509	327,285,509
UBS Select Treasury Preferred Fund, Institutional Class, 0.245% (b)	420,310,744	420,310,744

		1,587,614,318

U.S. Treasury—16.4%
U.S. Treasury Bills 0.176%, 07/28/16 (d)	8,256,000	$8,254,910
0.203%, 09/08/16 (d)	1,315,000	1,314,489
0.215%, 08/04/16 (d)	240,338,000	240,289,211
0.220%, 10/27/16 (d)	1,917,000	1,915,616
0.232%, 09/01/16 (d)	303,221,000	303,099,712
0.241%, 09/22/16 (d)	15,843,000	15,834,191
0.242%, 11/03/16 (d)	1,698,000	1,696,572
0.256%, 10/06/16 (d)	2,998,000	2,995,931
0.259%, 11/25/16 (d) (e)	17,875,000	17,856,124
0.275%, 12/15/16 (d)	1,935,000	1,932,527
0.285%, 12/01/16 (d)	61,774,000	61,699,192
0.286%, 12/08/16 (d) (e)	1,236,000	1,234,427

		658,122,902

Total Short-Term Investments (Cost $2,245,471,945)		2,245,737,220

Total Investments—96.2% (Cost $3,842,581,360) (f)		3,871,577,373
Other assets and liabilities (net)—3.8%		152,806,888

Net Assets—100.0%		$4,024,384,261

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of June 30, 2016.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2016, the market value of securities pledged was $53,721,452.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $9,233,118.
(f)	As of June 30, 2016, the aggregate cost of investments was $3,842,581,360. The aggregate unrealized appreciation and depreciation of investments were $42,250,943 and $(13,254,930), respectively, resulting in net unrealized appreciation of $28,996,013.
(EUR)—	Euro
(GBP)—	British Pound

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	5,000	Citibank N.A.	09/21/16	$3,873	$(3)
CAD	5,000	Citibank N.A.	09/21/16	3,861	10
CAD	7,000	Citibank N.A.	09/21/16	5,475	(56)
CAD	46,000	Citibank N.A.	09/21/16	35,465	146

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	54,000	Citibank N.A.	09/21/16	$41,603	$201
CAD	427,000	Citibank N.A.	09/21/16	327,402	3,159
CHF	21,000	Citibank N.A.	09/21/16	21,531	70
CHF	29,000	Citibank N.A.	09/21/16	29,785	45
CHF	37,000	Citibank N.A.	09/21/16	38,785	(726)
CHF	175,802	Citibank N.A.	09/21/16	181,821	(985)
CHF	201,297	Citibank N.A.	09/21/16	204,328	2,733
CHF	321,633	Citibank N.A.	09/21/16	325,954	4,890
CHF	362,736	Citibank N.A.	09/21/16	367,789	5,334
CHF	489,775	Citibank N.A.	09/21/16	496,913	6,888
CHF	650,757	Citibank N.A.	09/21/16	662,597	6,796
EUR	194,000	Citibank N.A.	09/21/16	219,329	(3,428)
GBP	2,000	Citibank N.A.	09/21/16	2,837	(173)
HKD	159,000	Citibank N.A.	09/21/16	20,502	12
HKD	340,000	Citibank N.A.	09/21/16	43,825	42
HKD	4,043,000	Citibank N.A.	09/21/16	521,549	76
JPY	1,066,000	Citibank N.A.	09/21/16	10,099	251
JPY	2,650,000	Citibank N.A.	09/21/16	25,481	248
JPY	7,770,000	Citibank N.A.	09/21/16	75,440	1
JPY	19,527,000	Citibank N.A.	09/21/16	190,902	(1,309)
JPY	28,820,000	Citibank N.A.	09/21/16	281,236	(1,416)
JPY	52,043,369	Citibank N.A.	09/21/16	478,746	26,556
JPY	54,128,133	Citibank N.A.	09/21/16	490,753	34,791
JPY	99,617,000	Citibank N.A.	09/21/16	935,410	31,796
JPY	104,609,720	Citibank N.A.	09/21/16	957,069	58,613
JPY	157,869,891	Citibank N.A.	09/21/16	1,427,151	105,648
JPY	159,788,887	Citibank N.A.	09/21/16	1,456,429	95,001

Contracts to Deliver
CAD	268,000	Citibank N.A.	09/21/16	$205,539	$(1,932)
CAD	25,547	Citibank N.A.	09/21/16	19,675	(102)
CAD	18,672	Citibank N.A.	09/21/16	14,249	(206)
CAD	18,354	Citibank N.A.	09/21/16	14,035	(174)
CAD	12,427	Citibank N.A.	09/21/16	9,595	(25)
CHF	742,000	Citibank N.A.	09/21/16	773,039	9,791
CHF	687,000	Citibank N.A.	09/21/16	695,787	(10,886)
CHF	641,000	Citibank N.A.	09/21/16	670,340	10,984
CHF	6,000	Citibank N.A.	09/21/16	6,135	(37)
EUR	88,846,799	Citibank N.A.	09/21/16	99,566,652	689,744
EUR	76,339,883	Citibank N.A.	09/21/16	85,715,626	757,567
EUR	66,325,336	Citibank N.A.	09/21/16	74,250,272	437,324
EUR	54,576,752	Citibank N.A.	09/21/16	61,139,377	401,336
EUR	54,576,750	Citibank N.A.	09/21/16	61,394,793	656,755
EUR	47,819,864	Citibank N.A.	09/21/16	53,643,644	425,291
EUR	20,234,199	Citibank N.A.	09/21/16	22,688,927	170,445
GBP	154,545,502	Citibank N.A.	09/21/16	227,136,218	21,244,871
GBP	1,850,618	Citibank N.A.	09/21/16	2,711,845	246,382
GBP	246,000	Citibank N.A.	09/21/16	360,376	32,645
HKD	12,611,000	Citibank N.A.	09/21/16	1,625,504	(1,557)
HKD	6,165,000	Citibank N.A.	09/21/16	794,636	(767)
HKD	1,594,499	Citibank N.A.	09/21/16	205,615	(106)
HKD	1,219,501	Citibank N.A.	09/21/16	157,162	(177)
HKD	1,000	Citibank N.A.	09/21/16	129	—
JPY	724,000,000	Citibank N.A.	09/21/16	7,073,222	43,724

Net Unrealized Appreciation					$25,486,101

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	07/05/16	4	USD	154,054	$10,246
Aluminum Futures	07/13/16	8	USD	310,820	18,074
Aluminum Futures	08/17/16	6	USD	233,002	14,198
Aluminum Futures	09/01/16	8	USD	311,330	18,620
Aluminum Futures	09/06/16	9	USD	349,845	21,630
Aluminum Futures	09/14/16	6	USD	241,065	6,752
Aluminum Futures	09/19/16	558	USD	21,769,232	1,265,705
Amsterdam Index Futures	07/15/16	53	EUR	4,448,384	183,992
Australian 10 Year Treasury Bond Futures	09/15/16	934	AUD	125,785,956	1,062,335
CAC 40 Index Futures	07/15/16	329	EUR	13,670,120	288,246
Canada Government Bond 10 Year Futures	09/21/16	1,208	CAD	174,567,148	3,301,345
Cattle Feeder Futures	08/25/16	125	USD	9,499,267	(480,517)
Cocoa Futures	09/15/16	132	USD	4,025,254	(114,094)
Coffee “C” Futures	09/20/16	144	USD	7,378,551	486,549
Copper Futures	09/14/16	2	USD	226,393	15,994
Copper Futures	09/19/16	213	USD	24,657,515	1,158,085
Corn Futures	09/14/16	1,396	USD	30,070,933	(4,559,033)
Cotton No. 2 Futures	12/07/16	317	USD	10,375,071	(204,126)
DAX Index Futures	09/16/16	52	EUR	12,470,317	109,569
Euro Stoxx 50 Index Futures	09/16/16	1,336	EUR	37,717,565	471,904
Euro-Bund Futures	09/08/16	4,843	EUR	791,351,737	19,987,064
FTSE 100 Index Futures	09/16/16	725	GBP	42,709,906	5,129,596
FTSE JSE Top 40 Index Futures	09/15/16	544	ZAR	253,469,543	(54,543)
FTSE MIB Index Futures	09/16/16	36	EUR	2,937,651	(25,825)
Gold 100 oz. Futures	08/29/16	238	USD	29,787,770	1,642,510
H-Shares Index Futures	07/28/16	253	HKD	106,587,795	487,678
Hang Seng Index Futures	07/28/16	31	HKD	30,994,218	189,948
IBEX 35 Index Futures	07/15/16	53	EUR	4,313,315	(6,488)
Japanese Government 10 Year Bond Futures	09/12/16	272	JPY	41,342,486,864	2,437,933
KOSPI 200 Index Futures	09/08/16	269	KRW	33,446,840,796	(516,748)
Lead Futures	07/13/16	2	USD	86,205	3,071
Lead Futures	08/17/16	3	USD	129,307	4,774
Lead Futures	09/01/16	3	USD	125,794	8,381
Lead Futures	09/06/16	2	USD	86,968	2,505
Lead Futures	09/19/16	112	USD	4,769,535	238,965
Lean Hogs Futures	08/12/16	578	USD	20,109,296	(856,116)
Live Cattle Futures	08/31/16	331	USD	15,776,060	(573,229)
MSCI Taiwan Index Futures	07/28/16	336	USD	10,330,955	337,045
Nickel Futures	07/05/16	2	USD	99,351	13,461
Nickel Futures	07/13/16	2	USD	107,525	5,334
Nickel Futures	08/17/16	2	USD	104,142	8,970
Nickel Futures	09/01/16	1	USD	50,248	6,349
Nickel Futures	09/06/16	2	USD	104,217	9,004
Nickel Futures	09/14/16	1	USD	53,103	3,530
Nickel Futures	09/19/16	75	USD	3,862,525	386,375
Russell 2000 Mini Index Futures	09/16/16	484	USD	56,143,564	(609,404)
S&P 500 E-Mini Index Futures	09/16/16	5,004	USD	520,041,364	2,926,676
S&P Midcap 400 E-Mini Index Futures	09/16/16	443	USD	65,859,254	280,646
S&P TSX 60 Index Futures	09/15/16	256	CAD	41,533,701	122,651
SGX CNX Nifty Index Futures	07/28/16	1,099	USD	17,900,175	421,254
SPI 200 Index Futures	09/15/16	240	AUD	30,863,755	143,376
Silver Futures	09/28/16	44	USD	3,824,586	272,474
Soybean Futures	11/14/16	144	USD	8,217,628	85,772
Sugar No. 11 Futures	09/30/16	903	USD	19,803,552	757,396
TOPIX Index Futures	09/08/16	620	JPY	8,291,983,773	(5,518,654)
U.S. Treasury Note 10 Year Futures	09/21/16	10,601	USD	1,373,495,928	36,271,431

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
United Kingdom Long Gilt Bond Futures	09/28/16	829	GBP	101,818,335	$6,256,706
Wheat Futures	09/14/16	1,081	USD	28,058,971	(3,979,696)
Zinc Futures	07/13/16	3	USD	139,770	17,945
Zinc Futures	08/17/16	2	USD	94,555	10,670
Zinc Futures	09/01/16	2	USD	95,398	9,895
Zinc Futures	09/06/16	3	USD	151,741	6,238
Zinc Futures	09/09/16	1	USD	51,827	840
Zinc Futures	09/19/16	146	USD	7,045,643	642,170

Futures Contracts—Short
Aluminum Futures	07/05/16	(4)	USD	(153,765)	$(10,535)
Aluminum Futures	07/13/16	(8)	USD	(310,573)	(18,321)
Aluminum Futures	08/17/16	(6)	USD	(232,167)	(15,033)
Aluminum Futures	09/01/16	(8)	USD	(310,830)	(19,120)
Aluminum Futures	09/06/16	(9)	USD	(349,403)	(22,072)
Aluminum Futures	09/14/16	(6)	USD	(240,937)	(6,879)
Aluminum Futures	09/19/16	(6)	USD	(241,199)	(6,489)
Copper Futures	09/14/16	(2)	USD	(227,170)	(15,216)
Lead Futures	07/13/16	(2)	USD	(86,546)	(2,730)
Lead Futures	08/17/16	(3)	USD	(129,429)	(4,653)
Lead Futures	09/01/16	(3)	USD	(126,218)	(7,957)
Lead Futures	09/06/16	(2)	USD	(86,994)	(2,479)
Nickel Futures	07/05/16	(2)	USD	(99,355)	(13,457)
Nickel Futures	07/13/16	(2)	USD	(106,854)	(6,005)
Nickel Futures	08/17/16	(2)	USD	(104,459)	(8,653)
Nickel Futures	09/01/16	(1)	USD	(50,398)	(6,200)
Nickel Futures	09/06/16	(2)	USD	(104,395)	(8,826)
Nickel Futures	09/14/16	(1)	USD	(53,131)	(3,502)
Nickel Futures	09/19/16	(1)	USD	(53,121)	(3,531)
Zinc Futures	07/13/16	(3)	USD	(140,245)	(17,469)
Zinc Futures	08/17/16	(2)	USD	(94,782)	(10,443)
Zinc Futures	09/01/16	(2)	USD	(95,245)	(10,048)
Zinc Futures	09/06/16	(3)	USD	(151,868)	(6,112)
Zinc Futures	09/09/16	(1)	USD	(51,810)	(858)
Zinc Futures	09/19/16	(1)	USD	(51,848)	(809)

Net Unrealized Appreciation					$69,836,007

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
08/17/16	Bank of America N.A.	Bovespa Index Futures	BRL	51,823,811	$571,223	$—	$571,223
07/28/16	Citibank N.A.	Brent Crude Futures	USD	74,760,356	450,874	—	450,874
07/28/16	Merrill Lynch International	Brent Crude Futures	USD	60,329,000	317,200	—	317,200
09/21/16	Bank of America N.A.	Canada Government Bond 10 Year Futures	CAD	12,432,917	231,064	—	231,064
08/26/16	Citibank N.A.	Corn No. 2 Futures	USD	4,780,032	(722,982)	—	(722,982)
08/26/16	Merrill Lynch International	Corn No. 2 Futures	USD	7,497,525	(1,156,100)	—	(1,156,100)
07/19/16	Citibank N.A.	Crude Oil Futures	USD	95,178,600	(4,269,870)	—	(4,269,870)
07/19/16	Merrill Lynch International	Crude Oil Futures	USD	76,497,730	(3,422,770)	—	(3,422,770)
09/08/16	Bank of America N.A.	Euro-Bund Futures	EUR	81,297,900	2,510,365	—	2,510,365
07/28/16	Bank of America N.A.	Hang Seng China Enterprises Index Futures	HKD	285,248,551	1,694,545	—	1,694,545
07/28/16	Goldman Sachs & Co.	Hang Seng China Enterprises Index Futures	HKD	22,884,805	142,940	—	142,940
07/28/16	Bank of America N.A.	Hang Seng Index Future	HKD	40,114,675	229,351	—	229,351

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016

Swap Agreements—(Continued)

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
07/28/16	Goldman Sachs & Co.	Hang Seng Index Future	HKD	8,998,957	$55,064	$—	$55,064
09/12/16	Bank of America N.A.	Japanese Government 10 Year Bond Futures	JPY	9,275,647,800	508,132	—	508,132
08/12/16	Merrill Lynch International	Lean Hogs Futures	USD	2,099,010	(67,100)	—	(67,100)
08/05/16	Merrill Lynch International	Live Cattle Futures	USD	16,391,640	(545,790)	—	(545,790)
09/28/16	Bank of America N.A.	Long Gilt Futures	GBP	55,425,686	3,530,199	—	3,530,199
08/10/16	Citibank N.A.	Low Sulphur Gas Oil Futures	USD	24,656,000	(737,000)	—	(737,000)
08/10/16	Merrill Lynch International	Low Sulphur Gas Oil Futures	USD	15,115,575	(433,950)	—	(433,950)
07/28/16	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD	14,799,831	408,419	—	408,419
07/28/16	Citibank N.A.	NY Harbor ULSD Futures	USD	20,935,908	(677,678)	—	(677,678)
07/28/16	Merrill Lynch International	NY Harbor ULSD Futures	USD	14,729,240	(535,975)	—	(535,975)
07/27/16	Citibank N.A.	Natural Gas Futures	USD	13,747,200	1,954,680	—	1,954,680
07/27/16	Merrill Lynch International	Natural Gas Futures	USD	10,476,010	1,219,990	—	1,219,990
07/28/16	Citibank N.A.	RBOB Gasoline Futures	USD	24,280,788	(1,455,023)	—	(1,455,023)
07/28/16	Merrill Lynch International	RBOB Gasoline Futures	USD	15,149,417	(899,077)	—	(899,077)
10/21/16	Citibank N.A.	Soybean Futures	USD	11,561,556	86,269	—	86,269
10/21/16	Merrill Lynch International	Soybean Futures	USD	10,496,113	56,125	—	56,125
09/16/16	Bank of America N.A.	Swiss Market Index Futures	CHF	27,821,678	1,173,294	—	1,173,294
09/21/16	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD	445,473,925	12,125,310	—	12,125,310
08/26/16	Citibank N.A.	Wheat Futures	USD	2,627,056	(355,006)	—	(355,006)

Totals					$11,986,723	$—	$11,986,723

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$951,762,481	$—	$951,762,481
Total Foreign Government*	—	674,077,672	—	674,077,672
Short-Term Investments
Mutual Funds	1,587,614,318	—	—	1,587,614,318
U.S. Treasury	—	658,122,902	—	658,122,902
Total Short-Term Investments	1,587,614,318	658,122,902	—	2,245,737,220
Total Investments	$1,587,614,318	$2,283,963,055	$—	$3,871,577,373

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$25,510,166	$—	$25,510,166
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(24,065)	—	(24,065)
Total Forward Contracts	$—	$25,486,101	$—	$25,486,101
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$87,561,877	$—	$—	$87,561,877
Futures Contracts (Unrealized Depreciation)	(17,725,870)	—	—	(17,725,870)
Total Futures Contracts	$69,836,007	$—	$—	$69,836,007
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$27,265,044	$—	$27,265,044
OTC Swap Contracts at Value (Liabilities)	—	(15,278,321)	—	(15,278,321)
Total OTC Swap Contracts	$—	$11,986,723	$—	$11,986,723

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2016

Assets
Investments at value (a)	$3,871,577,373
Cash	26,999,643
Cash denominated in foreign currencies (b)	3,471,281
Cash collateral (c)	93,592,218
OTC swap contracts at market value	27,265,044
Unrealized appreciation on forward foreign currency exchange contracts	25,510,166
Receivable for:
OTC swap contracts	23,193,408
Fund shares sold	174,473
Interest	2,932,591
Variation margin on futures contracts	28,306,879
Prepaid expenses	24,622

Total Assets	4,103,047,698
Liabilities
Cash collateral (d)	35,485,780
OTC swap contracts at market value	15,278,321
Unrealized depreciation on forward foreign currency exchange contracts	24,065
Payables for:
Investments purchased	21,752,453
Fund shares redeemed	1,072,798
Variation margin on futures contracts	1,432,167
Accrued Expenses:
Management fees	1,963,387
Distribution and service fees	816,134
Deferred trustees’ fees	69,419
Other expenses	768,913

Total Liabilities	78,663,437

Net Assets	$4,024,384,261

Net Assets Consist of:
Paid in surplus	$3,734,001,236
Accumulated net investment loss	(2,568,178)
Accumulated net realized gain	155,962,987
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	136,988,216

Net Assets	$4,024,384,261

Net Assets
Class B	$4,024,384,261
Capital Shares Outstanding*
Class B	437,525,556
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,842,581,360.
(b)	Identified cost of cash denominated in foreign currencies was $3,570,358.
(c)	Includes collateral of $92,592,218 for futures contracts, and $1,000,000 for OTC swap contracts.
(d)	Includes collateral of $34,915,780 for OTC swap contracts and $570,000 for forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2016

Investment Income
Interest (a)	$8,989,060

Total investment income	8,989,060
Expenses
Management fees	11,804,217
Administration fees	81,040
Custodian and accounting fees	318,689
Distribution and service fees—Class B	4,814,826
Interest expense	34,686
Audit and tax services	52,020
Legal	16,584
Trustees’ fees and expenses	15,927
Shareholder reporting	75,795
Insurance	14,886
Miscellaneous	17,018

Total expenses	17,245,688
Less management fee waiver	(198,514)

Net expenses	17,047,174

Net Investment Loss	(8,058,114)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(4,361,297)
Futures contracts	136,486,605
Swap contracts	72,079,535
Foreign currency transactions	(16,301,188)

Net realized gain	187,903,655

Net change in unrealized appreciation on:
Investments	58,845,159
Futures contracts	66,259,890
Swap contracts	29,933,037
Foreign currency transactions	32,854,359

Net change in unrealized appreciation	187,892,445

Net realized and unrealized gain	375,796,100

Net Increase in Net Assets from Operations	$367,737,986

(a)	Net of foreign withholding taxes of $15,421.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(8,058,114)	$(33,929,720)
Net realized gain (loss)	187,903,655	(367,165,247)
Net change in unrealized appreciation (depreciation)	187,892,445	(13,795,526)

Increase (decrease) in net assets from operations	367,737,986	(414,890,493)

From Distributions to Shareholders
Net investment income
Class B	0	(245,638,078)
Net realized capital gains
Class B	0	(439,979,919)

Total distributions	0	(685,617,997)

Increase (decrease) in net assets from capital share transactions	(207,094,955)	202,132,838

Total increase (decrease) in net assets	160,643,031	(898,375,652)

Net Assets
Beginning of period	3,863,741,230	4,762,116,882

End of period	$4,024,384,261	$3,863,741,230

Accumulated undistributed net investment income (loss)
End of period	$(2,568,178)	$5,489,936

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	1,187,980	$10,256,747	4,083,918	$39,139,504
Reinvestments	0	0	73,171,611	685,617,997
Redemptions	(25,303,464)	(217,351,702)	(53,309,089)	(522,624,663)

Net increase (decrease)	(24,115,484)	$(207,094,955)	23,946,440	$202,132,838

Increase (decrease) derived from capital shares transactions		$(207,094,955)		$202,132,838

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016		Year Ended December 31,					May 2, 2011 through December 31, 2011(a)		Period April 19, 2011 through May 2, 2011(a)
			2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.37		$10.88	$10.50	$11.52	$10.53		$10.36	(b)	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (c)	(0.02)		(0.07)	(0.02)	(0.07)	(0.00	)(d)	(0.01)		0.51
Net realized and unrealized gain (loss) on investments	0.85		(0.79)	0.45	(0.30)	1.11		0.36		(0.15)

Total from investment operations	0.83		(0.86)	0.43	(0.37)	1.11		0.35		0.36

Less Distributions
Distributions from net investment income	0.00		(0.59)	0.00	(0.23)	(0.06)		(0.15)		0.00
Distributions from net realized capital gains	0.00		(1.06)	(0.05)	(0.42)	(0.06)		(0.03)		0.00

Total distributions	0.00		(1.65)	(0.05)	(0.65)	(0.12)		(0.18)		0.00

Net Asset Value, End of Period	$9.20		$8.37	$10.88	$10.50	$11.52		$10.53		$10.36

Total Return (%) (e)	9.92	(f)(g)	(9.57)	4.00	(3.39)	10.56		3.38	(f)(h)	3.60	(f)(i)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(j)	0.89	0.89	0.90	0.98		1.18	(j)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.89	(j)	0.89	0.89	0.88	0.89		0.95	(j)
Net ratio of expenses to average net assets (%) (k)	0.89	(j)	0.88	0.87	0.89	0.98		1.15	(j)
Net ratio of expenses to average net assets excluding interest expense (%) (k)	0.88	(j)	0.88	0.87	0.87	0.89		0.92	(j)
Ratio of net investment income (loss) to average net assets (%)	(0.42	)(j)	(0.76)	(0.17)	(0.66)	(0.04)		(0.06	)(j)
Portfolio turnover rate (%)	10	(f)	122	30	173	79		8	(f)
Net assets, end of period (in millions)	$4,024.4		$3,863.7	$4,762.1	$5,136.1	$5,694.3		$2,584.1

(a)	Commencement of operations was April 19, 2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011.
(b)	Net Asset Value on SEC Effective Date, May 2, 2011.
(c)	Per share amounts based on average shares outstanding during the period.
(d)	Net investment income (loss) was less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(h)	Total return for the period May 2, 2011 to December 31, 2011.
(i)	Total return for the period April 19, 2011 to May 2, 2011.
(j)	Computed on an annualized basis.
(k)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of Total Assets at June 30, 2016
AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$394,995,373	9.6%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the consolidated financial statements were issued.

MIST-14

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

MIST-15

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, net operating loss, controlled foreign corporation adjustments and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MIST-16

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

MIST-17

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

MIST-18

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$18,905,070
	Unrealized appreciation on futures contracts (a) (b)	69,316,814
Equity	OTC swap contracts at market value	4,274,836
	Unrealized appreciation on futures contracts (a) (b)	11,092,581	Unrealized depreciation on futures contracts (a) (b)	$6,731,662
Commodity	OTC swap contracts at market value	4,085,138	OTC swap contracts at market value	15,278,321
	Unrealized appreciation on futures contracts (a) (b)	7,152,482	Unrealized depreciation on futures contracts (a) (b)	10,994,208
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	25,510,166	Unrealized depreciation on forward foreign currency exchange contracts	24,065

Total		$140,337,087		$33,028,256

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$22,981,902	$—	$(22,981,902)	$—
Citibank N.A.	28,001,989	(8,241,624)	(570,000)	19,190,365
Goldman Sachs & Co.	198,004	—	—	198,004
Merrill Lynch International	1,593,315	(1,593,315)	—	—

	$52,775,210	$(9,834,939)	$(23,551,902)	$19,388,369

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$8,241,624	$(8,241,624)	$—	$—
Merrill Lynch International	7,060,762	(1,593,315)	(5,467,447)	—

	$15,302,386	$(9,834,939)	$(5,467,447)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-19

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(17,523,188)	$(17,523,188)
Futures contracts	117,653,765	(2,893,654)	21,726,494	—	136,486,605
Swap contracts	18,927,594	5,394,225	47,757,716	—	72,079,535

	$136,581,359	$2,500,571	$69,484,210	$(17,523,188)	$191,042,952

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$32,211,932	$32,211,932
Futures contracts	83,119,057	(9,733,385)	(7,125,782)	—	66,259,890
Swap contracts	20,630,464	4,948,457	4,354,116	—	29,933,037

	$103,749,521	$(4,784,928)	$(2,771,666)	$32,211,932	$128,404,859

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$968,082,061
Futures contracts long	2,436,002,474
Futures contracts short	(10,072)
Swap contracts	90,444,102

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

MIST-20

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$234,315,294	$164,994,714	$85,776,984	$67,560,794

MIST-21

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$11,804,217	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MIST-22

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$486,253,651	$—	$198,781,167	$23,202,826	$583,179	$—	$685,617,997	$23,202,826

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$—	$(59,102,517)	$(18,187,633)	$(77,290,150)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the accumulated long-term capital losses were $18,187,633.

MIST-23

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Risk Balanced Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AQR Global Risk Balanced Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of June 30, 2016, and the related consolidated statement of operations for the six months then ended, the consolidated statement of changes in net assets for the six months then ended and the year ended December 31, 2015, and the consolidated financial highlights for the six months then ended, for each of the two years in the period ended December 31, 2015, and for the period from April 19, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AQR Global Risk Balanced Portfolio and subsidiary of Met Investors Series Trust as of June 30, 2016, the results of their operations for the six months then ended, the changes in their net assets for the six months then ended and the year ended December 31, 2015, and the consolidated financial highlights for the six months then ended, for each of the two years in the period ended December 31, 2015, and for the period from April 19, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 25, 2016

MIST-24

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 2.50%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year started and ended in a volatile fashion as early year concerns over a U.S. recession and late second quarter political uncertainty in the U.K. were flanked by a period of firming global growth data. Monetary policy divergence, a key theme of previous quarters, was less apparent as the Federal Reserve Bank (the “Fed”) decided against a further rate hike following the long-awaited lift-off in interest rates in December 2015. Meanwhile, the Bank of Japan (the “BoJ”) and European Central Bank (the “ECB”) struggled to control financial conditions as the reversal of U.S. dollar strength placed upward pressure on the euro and yen. Renewed Fed dovishness and second quarter acceleration in economic activity enabled U.S. equities to withstand global headwinds and post moderate gains, while European and Japanese equities underperformed in the wake of tighter financial conditions. Bond yields moved sharply lower globally as it became apparent that the ECB and BoJ were set to pursue additional easing, while the path of the Fed monetary policy shifted in a dovish direction which undercut dollar strength.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a broad range of asset classes in a tactical sleeve. The volatility of the Portfolio is generally managed by transferring assets out of the tactical sleeve into cash during periods of high volatility, and back into the tactical sleeve when volatility subsides.

In light of market turbulence at the start of the year, the Portfolio was de-risked into safer assets in an effort to create a smoother investment experience. In late February, our proprietary risk forecasting model spiked, prompting us to rotate equity, bond, and real asset exposure into cash in order to reduce portfolio volatility. The Portfolio sold assets on a pro-rata basis, maintaining prior tactical tilts (including a preference for U.S., European, and Japanese equities). As market volatility subsided, the Portfolio added back risk in late March. De-risking the Portfolio mitigated risk, yet dampened performance as stocks fell sharply before rebounding in the second half of the first quarter.

In terms of tactical positioning, our U.S. growth and inflation outlook remained upbeat. Though the year began with fears of a U.S. recession, we believed these concerns were overblown given the solid trend in consumer activity. Specifically, we felt that early year softness was a temporary phenomenon, rather than a more severe slowdown—a view subsequently supported by a second quarter rebound in economic activity. Additionally, our inflation indicators posted broad-based gains during the first half of the year. Although the early first quarter tightening in financial conditions yielded a dovish turn in Fed communication, we felt that policymakers would be able to resume policy normalization at the June meeting. Furthermore, Fed communication turned hawkish in advance of the meeting before reversing on the back of a surprisingly weak May nonfarm payrolls report and heightened political uncertainty. Given our constructive view on domestic growth and inflation, the Portfolio held overweight positions to the U.S. dollar and U.S. equities, while maintaining underweight exposure to U.S. fixed income. In light of dovish Fed rhetoric at the end of the second quarter, we rotated the underweight in fixed income to the less policy-sensitive long-end of the curve and continue to believe that this position should benefit from firming growth and inflation dynamics. While exposure to U.S. equities benefitted performance, U.S. dollar positioning was mixed, while fixed income exposure detracted, particularly toward the end of the period as Britain’s referendum on exiting the European Union (“Brexit”) concerns drove yields lower.

In Europe, early year weakness in inflation and our leading indicators supported a view that the ECB would pursue additional monetary easing at the March meeting. Although 2015 ended with policy disappointment, President Draghi was able to build sufficient consensus in the first quarter to support a comprehensive package of easing measures, which incorporated both conventional and unconventional elements. In terms of European positions, given our expectation that easing would occur across both of these dimensions, we held overweight exposure to European equities, German bonds (which we anticipated would benefit from traditional interest rate cuts), and Italian bonds (given their exposure to credit easing). We also held an underweight position in the euro against the U.S. dollar given our expectations that persistent economic divergence would drive policy divergence. This position also acted as a hedge for Brexit concerns, and we used the move lower in the euro following the vote as an opportunity to close the position. Weakness in growth drove gains in fixed income positioning; however, this was accompanied by losses in European equities, which dampened performance. The euro short position added value as concerns over Brexit contagion drove the currency lower.

Our Japanese insights were centered on expectations for policy easing across both a monetary and fiscal dimension. Both growth and inflation data had materially decelerated in 2015 and we felt that easing was likely at the January Bank of Japan meeting. However, the decision to shock markets with a move to negative interest rates caught the financial sector off-guard. This had the counterproductive effect of tightening financial conditions in an already weak economy and set the tone for a dismal first half of the year for Japanese equities. In terms of positioning, the Portfolio held an overweight to Japanese equities and an underweight to the yen during the first half of the year, with the risk allocated to this insight evolving according to swings in market pricing. This allowed the Portfolio to tactically take off exposure ahead of the April policy disappointment and re-introduce an overweight position ahead of the June meeting. This provided an initial boost to performance, which subsequently

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

reversed at the policy meeting when the central bank again failed to act. While the Japan equity overweight position ultimately had a negligible impact on performance, the yen underweight modestly detracted following disappointing policy developments in June.

In terms of other economic insights, the repercussions of the move lower in the oil price that began in 2014 continued to be felt. Our growth indicators in Canada began 2016 on a weak note with softness observed across both domestic and external sectors while inflation trends continued to soften. The combination of this weak backdrop and potential for monetary policy easing by the Bank of Canada led us to establish an overweight position in Canadian bonds. While the central bank did not cut rates, persistent economic softness supported a move lower in bond yields, which aided performance.

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total portfolio net assets in order to help dampen volatility. This position boosted performance as interest rates declined; over the period, the 10-year U.S. Treasury rate fell from 2.27% to 1.47%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the period, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Switzerland, Japan, Hong Kong, Singapore, Australia, Netherlands, and broad Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. The Portfolio also used a FX forward on the Swedish krona. In terms of fixed income, the Portfolio used U.S. Treasury futures, as well as German, Italian, Canadian, and Australian government bond futures to help adjust Portfolio duration according to our views.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	2.50	0.08	4.96	4.60
Dow Jones Moderate Index	4.67	1.73	5.90	5.39

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
iShares 1-3 Year Credit Bond ETF	6.5
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.3
Vanguard Total Bond Market ETF	5.4
iShares Core U.S. Aggregate Bond ETF	4.6
iShares MSCI EAFE Fund	4.2
Powershares QQQ Trust - Series 1	3.3
Financial Select Sector SPDR Fund	2.8
Health Care Select Sector SPDR Fund	2.0
iShares U.S. Real Estate ETF	2.0
Consumer Staples Select Sector SPDR Fund	1.9

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)(b)	Actual	0.89%	$1,000.00	$1,025.00	$4.48
	Hypothetical*	0.89%	$1,000.00	$1,020.44	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—51.6% of Net Assets

Security Description	Shares	Value

Investment Company Securities—51.6%
Consumer Discretionary Select Sector SPDR Fund (a)	1,722,245	$134,421,222
Consumer Staples Select Sector SPDR Fund (a)	2,535,939	139,857,036
Energy Select Sector SPDR Fund (a)	1,385,355	94,536,625
Financial Select Sector SPDR Fund (a)	9,339,060	213,210,740
Health Care Select Sector SPDR Fund (a)	2,109,513	151,294,272
Industrial Select Sector SPDR Fund (a)	2,443,819	136,756,111
iShares 1-3 Year Credit Bond ETF (a) (b)	4,618,949	490,024,299
iShares Core U.S. Aggregate Bond ETF (b)	3,049,604	343,293,922
iShares iBoxx $ Investment Grade Corporate Bond ETF (a) (b)	3,858,200	473,516,886
iShares Intermediate Credit Bond ETF (a) (b)	1,173,627	130,624,685
iShares MSCI EAFE Fund (a) (b)	5,598,492	312,451,839
iShares MSCI Japan Fund (a) (b)	2,978,237	34,249,726
iShares U.S. Real Estate ETF (a) (b)	1,833,604	150,905,609
Materials Select Sector SPDR Fund (a)	1,102,186	51,075,299
Powershares QQQ Trust - Series 1 (a)	2,330,863	250,661,007
SPDR S&P 500 ETF Trust (a)	234,454	49,125,147
Technology Select Sector SPDR Fund (a)	3,193,938	138,489,152
Utilities Select Sector SPDR Fund (a)	1,071,224	56,207,123
Vanguard Short-Term Corporate Bond ETF (a)	1,458,405	117,897,460
Vanguard Total Bond Market ETF	4,769,518	402,070,367

Total Mutual Funds (Cost $3,690,683,099)		3,870,668,527

Short-Term Investments—58.8%

Mutual Funds—16.0%
SSGA USD Liquidity Fund, S2 Shares , 0.450% (c)	138,224,998	138,224,998
State Street Navigator Securities Lending MET Portfolio (d)	1,063,556,271	1,063,556,271

		1,201,781,269

Repurchase Agreement—42.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $3,209,812,939 on 07/01/16, collateralized by $3,109,110,000 with rates ranging from 0.125% - 4.065%, maturity dates ranging from 04/15/17 - 07/31/20, with a value of $3,274,021,753.	3,209,810,265	3,209,810,265

Total Short-Term Investments (Cost $4,411,591,534)		4,411,591,534

Total Investments—110.4% (Cost $8,102,274,633) (e)		8,282,260,061
Other assets and liabilities (net)—(10.4)%		(781,187,206)

Net Assets—100.0%		$7,501,072,855

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $1,061,570,174 and the collateral received consisted of cash in the amount of $1,063,556,271 and non-cash collateral with a value of $8,686,728. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2016.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(e)	As of June 30, 2016, the aggregate cost of investments was $8,102,274,633. The aggregate unrealized appreciation and depreciation of investments were $193,699,060 and $(13,713,632), respectively, resulting in net unrealized appreciation of $179,985,428.
(ETF)—	Exchange-Traded Fund

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
SEK	362,000,000	Royal Bank of Scotland plc	12/08/16	$43,871,013	$(793,691)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	07/15/16	520	EUR	43,863,186	$1,562,544
Australian Currency Futures	09/19/16	1,495	USD	111,036,416	(47,616)
British Pound Currency Futures	09/19/16	3,034	USD	276,130,332	(24,915,132)
CAC 40 Index Futures	07/15/16	2,818	EUR	117,000,965	2,567,024
DAX Index Futures	09/16/16	436	EUR	103,572,620	2,013,120
Euro Currency Futures	09/19/16	3,239	USD	452,201,326	(2,486,420)
Euro Stoxx 50 Index Futures	09/16/16	4,166	EUR	117,326,467	1,789,841
FTSE 100 Index Futures	09/16/16	3,371	GBP	205,491,119	14,658,861
FTSE MIB Index Futures	09/16/16	370	EUR	29,853,289	111,043
Hang Seng Index Futures	07/28/16	382	HKD	378,073,964	2,837,516
IBEX 35 Index Futures	07/15/16	486	EUR	39,701,437	(225,012)
Japanese Yen Currency Futures	09/19/16	2,467	USD	291,213,178	8,126,435
MSCI Singapore Index Futures	07/28/16	909	SGD	27,207,876	1,213,491
Nikkei 225 Index Futures	09/08/16	3,234	JPY	51,761,967,455	(13,640,512)
OMX Stockholm 30 Index Futures	07/15/16	2,876	SEK	365,033,691	1,674,437
Russell 2000 Mini Index Futures	09/16/16	3,891	USD	451,063,019	(4,609,679)
S&P 500 E-Mini Index Futures	09/16/16	2,686	USD	278,992,753	1,721,107
SPI 200 Index Futures	09/15/16	1,170	AUD	150,649,220	558,440
Swiss Franc Currency Futures	09/19/16	1,094	USD	142,413,337	(2,053,137)
U.S. Treasury Long Bond Futures	09/21/16	1,689	USD	283,793,978	7,294,616
U.S. Treasury Note 10 Year Futures	09/21/16	867	USD	112,277,808	3,019,645
U.S. Treasury Note 2 Year Futures	09/30/16	1,912	USD	416,400,522	2,954,854
U.S. Treasury Note 5 Year Futures	09/30/16	1,526	USD	184,902,028	1,520,332

Futures Contracts—Short
U.S. Treasury Ultra Long Bond Futures	09/21/16	(4,427)	USD	(784,391,747)	(40,690,378)

Net Unrealized Depreciation					$(35,044,580)

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
1.000%	01/19/17	UBS AG	MSCI Switzerland Net Return Index	CHF	40,645,208	$(490,567)	$—	$(490,567)
1.000%	01/19/17	UBS AG	MSCI Switzerland Net Return Index	CHF	102,169,293	(1,233,131)	—	(1,233,131)
0.120%	09/01/16	JPMorgan Chase Bank N.A.	S&P GSCI Index	USD	200,222,529	—	—	—
0.100%	09/01/16	JPMorgan Chase Bank N.A.	S&P GSCI Index	USD	87,154,254	—	—	—

Totals						$(1,723,698)	$—	$(1,723,698)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	1.705%	05/31/26	USD	340,000,000	$9,808,555
Pay	3M LIBOR	1.710%	06/02/26	USD	283,000,000	8,266,815
Pay	3M LIBOR	1.722%	05/25/26	USD	281,000,000	9,391,801
Pay	3M LIBOR	1.725%	05/23/26	USD	338,000,000	10,403,572
Pay	3M LIBOR	1.730%	05/24/26	USD	324,000,000	10,121,957
Pay	3M LIBOR	1.745%	05/27/26	USD	188,000,000	6,140,490
Pay	3M LIBOR	1.750%	05/20/26	USD	305,000,000	10,135,647
Pay	3M LIBOR	1.754%	04/25/26	USD	53,413,722	1,801,269

Net Unrealized Appreciation						$66,070,106

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Cash in the amount of $1,492,414 has been deposited in a segragated account held by the counterparty as collateral for OTC swap contracts.

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,870,668,527	$—	$—	$3,870,668,527
Short-Term Investments
Mutual Funds	1,201,781,269	—	—	1,201,781,269
Repurchase Agreement	—	3,209,810,265	—	3,209,810,265
Total Short-Term Investments	1,201,781,269	3,209,810,265	—	4,411,591,534
Total Investments	$5,072,449,796	$3,209,810,265	$—	$8,282,260,061

Collateral for Securities Loaned (Liability)	$—	$(1,063,556,271)	$—	$(1,063,556,271)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(793,691)	$—	$(793,691)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$53,623,306	$—	$—	$53,623,306
Futures Contracts (Unrealized Depreciation)	(88,667,886)	—	—	(88,667,886)
Total Futures Contracts	$(35,044,580)	$—	$—	$(35,044,580)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$66,070,106	$—	$66,070,106
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(1,723,698)	$—	$(1,723,698)
Total OTC Swap Contracts	$—	$(1,723,698)	$—	$(1,723,698)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$3,137,382,830
Affiliated investments at value (c) (d)	1,935,066,966
Repurchase Agreement	3,209,810,265
Cash collateral (e)	284,269,666
Receivable for:
Investments sold	7,252,219
Open OTC swap contracts cash collateral	3,630,000
Fund shares sold	122,600
Dividends and interest	976,731
Variation margin on futures contracts	22,576,278
Interest on OTC swap contracts	303,045
Prepaid expenses	47,553

Total Assets	8,601,438,153
Liabilities
Due to custodian	3,572,217
Cash collateral for OTC swap contracts	5,290,000
OTC swap contracts at market value	1,723,698
Unrealized depreciation on forward foreign currency exchange contracts	793,691
Collateral for securities loaned	1,063,556,271
Payables for:
Investments purchased	13,589,803
Fund shares redeemed	1,965,972
Variation margin on centrally cleared swap contracts	3,462,668
Interest on OTC swap contracts	24,447
Accrued Expenses:
Management fees	3,828,501
Distribution and service fees	1,530,207
Deferred trustees’ fees	69,419
Other expenses	958,404

Total Liabilities	1,100,365,298

Net Assets	$7,501,072,855

Net Assets Consist of:
Paid in surplus	$7,351,086,456
Undistributed net investment income	6,835,613
Accumulated net realized loss	(66,368,382)
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	209,519,168

Net Assets	$7,501,072,855

Net Assets
Class B	$7,501,072,855
Capital Shares Outstanding*
Class B	783,818,685
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,000,943,048.
(b)	Includes securities loaned at value of $832,241,330.
(c)	Identified cost of affiliated investments was $1,891,521,320.
(d)	Includes securities loaned at value of $229,328,844.
(e)	Includes collateral of $2,200,000 for OTC swap contracts, $195,646,846 for futures contracts and $86,422,820 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$18,501,997
Dividends from affiliated investments	23,231,232
Interest	703,130
Securities lending income	2,460,746

Total investment income	44,897,105
Expenses
Management fees	24,115,874
Administration fees	130,344
Custodian and accounting fees	197,304
Distribution and service fees—Class B	9,160,582
Audit and tax services	25,807
Legal	15,246
Trustees’ fees and expenses	15,927
Shareholder reporting	90,126
Insurance	25,276
Miscellaneous	27,908

Total expenses	33,804,394
Less management fee waiver	(1,179,141)

Net expenses	32,625,253

Net Investment Income	12,271,852

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	927,211
Affiliated investments	(4,675,807)
Futures contracts	(68,714,831)
Swap contracts	95,858,706
Foreign currency transactions	2,388,068

Net realized gain	25,783,347

Net change in unrealized appreciation (depreciation) on:
Investments	45,822,863
Affiliated investments	56,953,598
Futures contracts	(63,952,390)
Swap contracts	109,005,208
Foreign currency transactions	(1,444,474)

Net change in unrealized appreciation	146,384,805

Net realized and unrealized gain	172,168,152

Net Increase in Net Assets from Operations	$184,440,004

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,271,852	$27,222,257
Net realized gain	25,783,347	496,616,732
Net change in unrealized appreciation (depreciation)	146,384,805	(536,362,656)

Increase (decrease) in net assets from operations	184,440,004	(12,523,667)

From Distributions to Shareholders
Net investment income
Class B	(107,977,698)	(120,922,240)
Net realized capital gains
Class B	(608,795,313)	(314,257,217)

Total distributions	(716,773,011)	(435,179,457)

Increase in net assets from capital share transactions	550,809,811	83,417,309

Total increase (decrease) in net assets	18,476,804	(364,285,815)

Net Assets
Beginning of period	7,482,596,051	7,846,881,866

End of period	$7,501,072,855	$7,482,596,051

Undistributed net investment income
End of period	$6,835,613	$102,541,459

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	7,388,908	$75,124,236	15,561,063	$168,205,331
Reinvestments	75,608,968	716,773,011	40,709,023	435,179,457
Redemptions	(23,682,806)	(241,087,436)	(48,291,277)	(519,967,479)

Net increase	59,315,070	$550,809,811	7,978,809	$83,417,309

Increase derived from capital shares transactions		$550,809,811		$83,417,309

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.33		$10.95	$11.05	$10.39	$9.52		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.02		0.04	0.07	0.06	0.14		0.09
Net realized and unrealized gain (loss) on investments	0.23		(0.04)	0.56	0.99	0.73		(0.44)

Total from investment operations	0.25		0.00	0.63	1.05	0.87		(0.35)

Less Distributions
Distributions from net investment income	(0.15)		(0.17)	(0.13)	(0.15)	0.00		(0.06)
Distributions from net realized capital gains	(0.86)		(0.45)	(0.60)	(0.24)	(0.00	)(c)	(0.07)

Total distributions	(1.01)		(0.62)	(0.73)	(0.39)	0.00		(0.13)

Net Asset Value, End of Period	$9.57		$10.33	$10.95	$11.05	$10.39		$9.52

Total Return (%) (d)	2.50	(e)	(0.11)	5.92	10.31	9.14		(3.41	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.92	(f)	0.92	0.92	0.92	0.93		0.96	(f)
Net ratio of expenses to average net assets (%) (g)(h)	0.89	(f)	0.89	0.90	0.91	0.93		0.92	(f)
Ratio of net investment income to average net assets (%)	0.33	(f)	0.35	0.63	0.58	1.37		1.45	(f)
Portfolio turnover rate (%)	1	(e)	51	25	51	62		75	(e)
Net assets, end of period (in millions)	$7,501.1		$7,482.6	$7,846.9	$7,817.8	$6,758.6		$3,685.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of Total Assets at June 30, 2016
BlackRock Global Tactical Strategies Portfolio, Ltd.	5/14/2013	$133,125,206	1.5%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported

MIST-11

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value heirarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing

MIST-12

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on a Portfolio’s assets to the extent of any overdraft. At June 30, 2016, the Portfolio had a payment due to SSBT pursuant to the foregoing arrangement of $3,572,217. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2016. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2016. The Portfolio’s average overdraft advances during the year ended June 30, 2016 were not significant.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, futures transactions, controlled foreign corporation reversal and swap transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $3,209,810,265, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$66,070,106
	Unrealized appreciation on futures contracts (a) (c)	14,789,447	Unrealized depreciation on futures contracts (a) (c)	$40,690,378
Equity			OTC swap contracts at market value (d)	1,723,698
	Unrealized appreciation on futures contracts (a) (c)	30,707,424	Unrealized depreciation on futures contracts (a) (c)	18,475,203
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	793,691
	Unrealized appreciation on futures contracts (a) (c)	8,126,435	Unrealized depreciation on futures contracts (a) (c)	29,502,305

Total		$119,693,412		$91,185,275

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $303,045 and OTC swap interest payable of $24,447.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Royal Bank of Scotland plc	$793,691	$—	$—	$793,691
UBS AG	1,723,698	—	(1,723,698)	—

	$2,517,389	$—	$(1,723,698)	$793,691

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,988,164	$1,988,164
Futures contracts	28,222,511	(142,220,738)	—	45,283,396	(68,714,831)
Swap contracts	85,871,665	(3,298,336)	13,285,377	—	95,858,706

	$114,094,176	$(145,519,074)	$13,285,377	$47,271,560	$29,132,039

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(2,295,015)	$(2,295,015)
Futures contracts	(25,499,247)	(16,368,151)	—	(22,084,992)	(63,952,390)
Swap contracts	99,787,561	(5,010,106)	14,227,753	—	109,005,208

	$74,288,314	$(21,378,257)	$14,227,753	$(24,380,007)	$42,757,803

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$64,712,329
Futures contracts long	1,711,211,424
Futures contracts short	(720,900,000)
Swap contracts	2,319,098,860

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$29,049,908	$0	$155,463,841

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Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$24,115,874	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.030%	$3 billion to $5 billion
0.060%	Over $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived, if applicable, for the period ended June 30, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

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BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Underlying ETFs

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the six months ended June 30, 2016 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
iShares 1-3 Year Credit Bond ETF	4,618,949	—	—	4,618,949
iShares Core U.S. Aggregate Bond ETF	3,419,215	—	(369,611)	3,049,604
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,858,200	—	—	3,858,200
iShares Intermediate Credit Bond ETF	1,173,627	—	—	1,173,627
iShares MSCI EAFE Fund	5,598,492	—	—	5,598,492
iShares MSCI Japan Fund	2,978,237	—	—	2,978,237
iShares U.S. Real Estate ETF	2,080,408	366,145	(612,949)	1,833,604

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of June 30, 2016
iShares 1-3 Year Credit Bond ETF	$—	$—	$2,851,448	$490,024,299
iShares Core U.S. Aggregate Bond ETF	1,038,475	—	3,418,758	343,293,922
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	—	6,416,978	473,516,886
iShares Intermediate Credit Bond ETF	—	—	1,315,589	130,624,685
iShares MSCI EAFE Fund	—	—	6,577,237	312,451,839
iShares MSCI Japan Fund	—	—	273,429	34,249,726
iShares U.S. Real Estate ETF	(5,714,282)	—	2,377,793	150,905,609

	$(4,675,807)	$—	$23,231,232	$1,935,066,966

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$298,087,382	$281,859,284	$137,092,075	$223,399,580	$435,179,457	$505,258,864

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$223,769,165	$491,408,850	$(32,793,797)	$—	$682,384,218

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

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Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the BlackRock High Yield Portfolio returned 6.53% and 6.32%, respectively. The Portfolio’s benchmark, the Barclays High Yield 2% Issuer Cap Index1, returned 9.06%.

MARKET ENVIRONMENT / CONDITIONS

The high yield market has witnessed a dramatic rally over the six-month period, returning 9.06%. Although the rally was temporarily disrupted during June due to uncertainty regarding the U.K. referendum (“Brexit”), the risk off sentiment was short lived, even despite the fact that the U.K. unexpectedly decided to leave the European Union. High Yield bonds returned to pre-Brexit price levels after a few days.

Overall, the first six months of 2016 can be divided into two distinct periods for the high yield market. Until mid-February, the sell-off in high yield bonds, and general risk off sentiment that began in 2015, accelerated amid continued falling oil prices and fears of a global growth slowdown. Market differentiation continued to persist. Higher quality credits outperformed the mid-to-lower ratings categories. From a sector perspective, the Energy sector continued to be the biggest underperformer, declining nearly -12% as of February month end.

Since mid-February though, high yield bonds have staged a sharp rebound, benefitting from a recovery in oil prices, a dovish global central bank policy narrative, and elevated investor inflows. Due to this broader risk-on sentiment, lower quality credits have been outperforming higher quality names. As of June 30, 2016, per the Barclays U.S. Corporate High Yield Index, the Ba and B indices saw strong gains of 7.60% and 7.41% respectively, but the Caa index returned an impressive 16.03% year-to-date. From a sector perspective, the Energy and Metals & Mining sectors, which lost -23.5% and -23.7% in 2015, have since gained 21.6% and 29.7% year-to-date, respectively.

New issuance volumes increased as well over the course of the period. The High Yield market saw five consecutive increases in new issuance to start 2016, though, as mentioned above, uncertainty regarding Brexit somewhat hindered returns and issuance in June. Despite a pick-up in new issue activity however, the total year-to-date volume of $155.3bn is down 19% on a year-over-year basis. The year-over-year decline was largely driven by a reduction in acquisition related activity (although this was partially offset by increased refinancing activity).

On the back of the strong rebound in the High Yield market and risk-on sentiment, High Yield mutual funds saw three-consecutive months of positive inflows from February to April. For context, High Yield funds experienced outflows in 10 of the 11 months prior to March (net -$33bn). In May and June however, the fund flows turned negative again, which makes a year-to-date inflow of +$3.6bn, compared with a modest +100mn inflow over the first half last year.

Despite the recent slowdown in default activity, year-to-date $35.2bn in bonds have defaulted, which is on pace to be higher than full year 2015’s total volume of defaulted debt ($37.7bn). The par-weighed U.S. high yield default rate slightly decreased to 3.56% as of June month-end.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio lagged its benchmark over the reporting period. With high yield bonds outperforming bank loans for the first half of 2016, the Portfolio’s tactical loan allocations weighed on performance. Equity hedges also detracted from performance as these positions lagged over the course of a strong market post mid-February. Period performance was pared by underweight sector allocations to Metals & Mining and Oil Field Services, coupled with security selection within the Midstream sector (underweight Crestwood Midstream). Conversely, contributors to performance over the reporting period included security selection within the Gaming (overweight Amaya), Banking (overweight Ally), and Cable & Satellite (overweight Time Warner Cable) sectors.

The Portfolio’s broad themes remained consistent over the period. The Portfolio continued to maintain a large underweight to BB-rated high yield credits, approximately neutral to single B-rated, and slightly overweight select CCC-rated issues. As a substitute to BB-rated high yield credits, the Portfolio continued to maintain a strategic allocation to bank loans. As senior secured instruments with little duration risk, management continues to see loans as a good substitute for BB rated High Yield bonds. Within the CCC-rated space, we remained underweight the lower quality, higher-beta credits while overweight the issuers with improving credit positions or attractive yields. As a substitute to CCC-rated high yield bonds, we continued to favor select equity and equity-like assets and used equity index futures to hedge these positions. During the period, the Portfolio reduced the hedges, shifting to a net long equity allocation after holding a net short position earlier in the year when volatility was elevated. Following the U.K.’s historic departure from the European Union, the Portfolio used derivatives to tactically move to a net short equity position, but ultimately ended the period slightly net long.

The Portfolio continued to increase risk over the period, and in the process transitioned to a market neutral risk position (reflected by beta of ~1). That said, it remained very tactical in its risk deployment and continued to avoid value traps and higher-yielding stressed/distressed credit names. In terms of ratings buckets, the Portfolio reduced its exposure to lower-rated CCC issuers reflecting the Portfolio’s bias to quality as previously mentioned. From an industry standpoint, the Portfolio added exposure to the Metals & Mining and Independent Energy sectors, while reducing exposure to the Electric and Information Technology sectors. The Portfolio slightly increased its exposure to liquid derivatives including High Yield

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

CDX and total return swaps in order to efficiently add risk to the Portfolio. At period end, the Portfolio had an average credit rating of B1/B+ and a yield-to-worst of 6.29%.

During the period, we increased the Portfolio’s exposure to names within the Metals & Mining, Independent Energy, and Packaging sectors, while reducing risk within the Electric, Banking, and Home Construction sectors. At period end, the Portfolio’s largest issuer overweights relative to the benchmark index included American Capital (Finance Companies), Ally Financial (Banking) and First Data Holdings (Technology).

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	6.53	-0.12	6.01	7.08	—
Class B	6.32	-0.39	5.72	—	7.21
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	9.06	1.65	5.83	7.61	—

1 The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception dates of the Class A and Class B shares are 8/30/1996 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
Corporate Bonds & Notes	82.0
Floating Rate Loans	6.6
Common Stocks	3.9
Asset-Backed Securities	1.7
Mutual Funds	1.5
Convertible Preferred Stocks	0.9
Convertible Bonds	0.8
Preferred Stocks	0.5

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.66%	$1,000.00	$1,063.80	$3.39
	Hypothetical*	0.66%	$1,000.00	$1,021.58	$3.32

Class B(a)	Actual	0.91%	$1,000.00	$1,063.20	$4.67
	Hypothetical*	0.91%	$1,000.00	$1,020.34	$4.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—82.0% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.6%
Acosta, Inc. 7.750%, 10/01/22 (144A) (a)	1,189,000	$1,043,348
Clear Channel International B.V.
8.750%, 12/15/20 (144A) (a)	1,119,000	1,163,760
MDC Partners, Inc.
6.500%, 05/01/24 (144A)	1,289,000	1,279,332
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.625%, 02/15/24	243,000	250,290

		3,736,730

Aerospace/Defense—1.4%
Accudyne Industries Borrower / Accudyne Industries LLC
7.750%, 12/15/20 (144A) (a)	1,540,000	1,359,050
KLX, Inc.
5.875%, 12/01/22 (144A)	1,004,000	983,920
Meccanica Holdings USA, Inc.
6.250%, 07/15/19 (144A)	278,000	300,935
National Air Cargo Group, Inc.
11.875%, 05/02/18 (b) (c)	463,699	463,699
11.875%, 05/08/18 (b) (c)	478,335	478,335
TransDigm, Inc.
5.500%, 10/15/20	472,000	480,260
6.000%, 07/15/22 (a)	2,839,000	2,853,706
6.375%, 06/15/26 (144A)	1,089,000	1,086,277
6.500%, 07/15/24 (a)	1,639,000	1,662,569

		9,668,751

Agriculture—0.0%
Tereos Finance Groupe I S.A.
4.125%, 06/16/23 (EUR)	200,000	220,775

Airlines—0.9%
American Airlines Pass-Through Trust
6.000%, 01/15/17 (144A)	3,251,846	3,292,494
Continental Airlines Pass-Through Certificates
6.125%, 04/29/18	900,000	947,250
Norwegian Air Shuttle ASA Pass-Through Trust
7.500%, 05/10/25 (144A)	525,000	513,041
Virgin Australia Trust
7.125%, 10/23/18 (144A)	1,192,218	1,192,218
8.500%, 10/23/16 (144A)	368,474	372,435

		6,317,438

Apparel—0.0%
BiSoho SAS
5.875%, 05/01/23 (EUR)	150,000	170,619

Auto Manufacturers—0.2%
CNH Industrial Finance Europe S.A.
2.875%, 05/17/23 (EUR)	450,000	499,387
Fiat Chrysler Finance Europe
4.750%, 03/22/21 (EUR)	200,000	238,496

Auto Manufacturers—(Continued)
Fiat Chrysler Finance Europe
4.750%, 07/15/22 (EUR)	100,000	118,910
6.625%, 03/15/18 (EUR)	189,000	224,561

		1,081,354

Auto Parts & Equipment—0.6%
Dakar Finance S.A.
9.000%, 11/15/20 (EUR) (d)	175,000	188,574
Delphi Corp.
5.000%, 02/15/23	390,000	413,400
Faurecia
3.625%, 06/15/23 (EUR)	200,000	224,414
FTE Verwaltungs GmbH
9.000%, 07/15/20 (EUR)	100,000	116,801
Gestamp Funding Luxembourg S.A.
3.500%, 05/15/23 (EUR)	175,000	197,731
LKQ Italia Bondco S.p.A.
3.875%, 04/01/24 (EUR)	200,000	227,499
Samvardhana Motherson Automotive Systems Group B.V.
4.125%, 07/15/21 (EUR)	131,000	146,295
Schaeffler Holding Finance B.V.
5.750%, 11/15/21 (EUR) (d)	114,000	135,367
6.750%, 11/15/22 (144A) (a) (d)	1,839,805	2,023,786
6.875%, 08/15/18 (EUR) (d)	273,750	310,265
ZF North America Capital, Inc.
4.500%, 04/29/22 (144A)	163,000	165,241

		4,149,373

Banks—3.5%
Allied Irish Banks plc
4.125%, 11/26/25 (EUR) (e)	125,000	128,988
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (f)	400,000	110,975
4.750%, 01/15/18 (EUR) (f)	1,000,000	277,437
Bank of America Corp.
5.125%, 06/17/19 (a) (e)	690,000	650,325
6.100%, 03/17/25 (e)	429,000	435,435
6.250%, 09/05/24 (e)	3,080,000	3,128,048
6.500%, 10/23/24 (a) (e)	1,582,000	1,684,830
Bankia S.A.
4.000%, 05/22/24 (EUR) (e)	400,000	418,516
CIT Group, Inc.
5.000%, 08/01/23 (a)	820,000	826,150
6.000%, 04/01/36	1,550,000	1,418,250
6.625%, 04/01/18 (144A)	145,000	152,975
Citigroup, Inc.
5.950%, 08/15/20 (a) (e)	425,000	414,067
5.950%, 05/15/25 (e)	3,810,000	3,724,275
6.125%, 11/15/20 (a) (e)	375,000	380,625
Commerzbank AG
7.750%, 03/16/21 (EUR)	100,000	132,155
Deutsche Bank AG
4.500%, 05/19/26 (EUR)	200,000	213,933

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSH Nordbank AG
0.542%, 02/14/17 (EUR) (e)	235,000	$245,154
0.582%, 02/14/17 (EUR) (e)	185,000	192,985
Ibercaja Banco S.A.
5.000%, 07/28/25 (EUR) (e)	300,000	303,249
Intesa Sanpaolo S.p.A.
2.855%, 04/23/25 (EUR)	100,000	106,656
3.928%, 09/15/26 (EUR)	200,000	222,514
JPMorgan Chase & Co.
5.000%, 07/01/19 (a) (e)	1,060,000	1,013,625
5.300%, 05/01/20 (e)	2,875,000	2,864,219
Morgan Stanley
5.550%, 07/15/20 (a) (e)	345,000	341,757
UniCredit S.p.A.
4.375%, 01/03/27 (EUR) (e)	100,000	107,883
5.750%, 10/28/25 (EUR) (e)	300,000	344,611
6.950%, 10/31/22 (EUR)	300,000	373,888
Wells Fargo & Co.
5.875%, 06/15/25 (a) (e)	3,065,000	3,268,056
5.900%, 06/15/24 (e)	660,000	678,975

		24,160,556

Beverages—0.1%
Constellation Brands, Inc.
6.000%, 05/01/22	290,000	324,075

Biotechnology—0.0%
Concordia International Corp.
7.000%, 04/15/23 (144A)	232,000	197,780

Building Materials—1.3%
BMBG Bond Finance SCA
3.000%, 06/15/21 (EUR)	100,000	109,900
Builders FirstSource, Inc.
7.625%, 06/01/21 (144A)	241,000	251,845
Cemex Finance LLC
4.625%, 06/15/24 (EUR)	200,000	217,458
CPG Merger Sub LLC
8.000%, 10/01/21 (144A)	2,117,000	2,117,000
Dry Mix Solutions Investissements SAS
3.987%, 06/15/21 (EUR) (e)	200,000	218,621
HeidelbergCement AG
2.250%, 03/30/23 (EUR)	150,000	169,802
Kerneos Corporate SAS
5.750%, 03/01/21 (EUR)	131,000	149,738
Norbord, Inc.
6.250%, 04/15/23 (144A)	540,000	553,500
Pfleiderer GmbH
7.875%, 08/01/19 (EUR)	100,000	114,440
Ply Gem Industries, Inc.
6.500%, 02/01/22	1,670,000	1,644,950
Standard Industries, Inc.
5.125%, 02/15/21 (144A)	357,000	366,817
6.000%, 10/15/25 (144A)	1,530,000	1,598,850

Building Materials—(Continued)
USG Corp.
5.500%, 03/01/25 (144A)	414,000	433,665
5.875%, 11/01/21 (144A)	427,000	446,749
9.750%, 01/15/18	310,000	339,837

		8,733,172

Chemicals—1.2%
Axalta Coating Systems U.S. Holdings, Inc. / Axalta Coating Systems Dutch Holding B
7.375%, 05/01/21 (144A)	515,000	542,681
Chemours Co. (The)
6.625%, 05/15/23 (a)	319,000	271,150
7.000%, 05/15/25 (a)	505,000	423,569
Huntsman International LLC
5.125%, 04/15/21 (EUR)	192,000	215,735
5.125%, 11/15/22 (a)	81,000	80,190
Ineos Finance plc
4.000%, 05/01/23 (EUR)	232,000	246,921
Inovyn Finance plc
6.250%, 05/15/21 (EUR)	150,000	168,959
Momentive Performance Materials, Inc.
3.880%, 10/24/21	1,678,000	1,331,913
Monitchem HoldCo 3 S.A.
5.250%, 06/15/21 (EUR)	160,000	174,897
NOVA Chemicals Corp.
5.250%, 08/01/23 (144A)	170,000	170,850
Platform Specialty Products Corp.
6.500%, 02/01/22 (144A) (a)	2,627,000	2,298,625
10.375%, 05/01/21 (144A)	148,000	149,110
PQ Corp.
6.750%, 11/15/22 (144A)	816,000	850,680
PSPC Escrow Corp.
6.000%, 02/01/23 (EUR)	138,000	129,408
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.
6.375%, 05/01/22 (EUR)	130,000	145,097
Unifrax I LLC / Unifrax Holding Co.
7.500%, 02/15/19 (144A)	535,000	462,775
WR Grace & Co.
5.125%, 10/01/21 (144A)	482,000	495,255

		8,157,815

Coal—0.6%
CONSOL Energy, Inc.
5.875%, 04/15/22 (a)	3,952,000	3,448,120
8.000%, 04/01/23 (a)	134,000	118,590
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp.
7.375%, 02/01/20 (144A)	489,000	410,760

		3,977,470

Commercial Services—2.4%
AA Bond Co., Ltd.
5.500%, 07/31/22 (GBP)	275,000	348,704

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
ADT Corp. (The)
3.500%, 07/15/22	1,165,000	$1,067,431
4.125%, 06/15/23	199,000	186,314
APX Group, Inc.
6.375%, 12/01/19 (a)	395,000	391,050
8.750%, 12/01/20 (a)	289,000	265,158
Ashtead Capital, Inc.
5.625%, 10/01/24 (144A)	270,000	271,350
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.125%, 06/01/22 (144A) (a)	490,000	472,850
5.250%, 03/15/25 (144A) (a)	1,066,000	964,730
5.500%, 04/01/23 (a)	235,000	231,475
6.375%, 04/01/24 (144A) (a)	420,000	415,800
Brand Energy & Infrastructure Services, Inc.
8.500%, 12/01/21 (144A)	816,000	783,360
Ceridian HCM Holding, Inc.
11.000%, 03/15/21 (144A)	612,000	608,940
Cognita Financing plc
7.750%, 08/15/21 (GBP)	125,000	168,739
EC Finance plc
5.125%, 07/15/21 (EUR)	445,000	513,592
ExamWorks Group, Inc.
5.625%, 04/15/23	421,000	467,310
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp.
7.500%, 06/01/22 (144A)	244,000	239,730
7.750%, 06/01/24 (144A) (a)	365,000	355,875
Hertz Corp. (The)
5.875%, 10/15/20 (a)	210,000	215,250
6.750%, 04/15/19	910,000	929,024
7.375%, 01/15/21 (a)	310,000	320,075
Jaguar Holding Co. II / Pharmaceutical Product Development LLC
6.375%, 08/01/23 (144A)	2,883,000	2,947,867
Live Nation Entertainment, Inc.
7.000%, 09/01/20 (144A)	383,000	398,799
Loxam SAS
3.500%, 05/03/23 (EUR)	224,000	250,448
Prime Security One MS, Inc.
4.875%, 07/15/32 (144A)	99,000	75,611
Prime Security Services Borrower LLC / Prime Finance, Inc.
9.250%, 05/15/23 (144A) (a)	1,088,000	1,153,280
Safway Group Holding LLC / Safway Finance Corp.
7.000%, 05/15/18 (144A)	281,000	280,298
Service Corp. International
5.375%, 05/15/24	292,000	302,950
United Rentals North America, Inc.
4.625%, 07/15/23	557,000	561,874
5.500%, 07/15/25 (a)	81,000	79,785
5.750%, 11/15/24 (a)	327,000	329,452
6.125%, 06/15/23 (a)	227,000	236,364
Verisure Holding AB
6.000%, 11/01/22 (EUR)	225,000	265,799

		16,099,284

Computers—0.6%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
4.420%, 06/15/21 (144A)	340,000	349,952
5.875%, 06/15/21 (144A)	534,000	544,558
6.020%, 06/15/26 (144A)	1,105,000	1,151,948
7.125%, 06/15/24 (144A) (a)	649,000	677,829
8.350%, 07/15/46 (144A) (a)	355,000	381,664
Riverbed Technology, Inc.
8.875%, 03/01/23 (144A)	605,000	626,175
Western Digital Corp.
7.375%, 04/01/23 (144A)	499,000	531,435

		4,263,561

Distribution/Wholesale—1.6%
American Tire Distributors, Inc.
10.250%, 03/01/22 (144A)	636,000	558,090
Beacon Roofing Supply, Inc.
6.375%, 10/01/23 (a)	541,000	566,698
HD Supply, Inc.
5.250%, 12/15/21 (144A)	4,206,000	4,390,012
5.750%, 04/15/24 (144A)	1,472,000	1,530,880
7.500%, 07/15/20	3,578,000	3,747,597
Rexel S.A.
3.500%, 06/15/23 (EUR)	306,000	342,215

		11,135,492

Diversified Financial Services—3.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.500%, 05/15/21	340,000	347,905
4.625%, 10/30/20	1,981,000	2,053,802
4.625%, 07/01/22 (a)	890,000	911,431
5.000%, 10/01/21	1,930,000	2,007,200
Aircastle, Ltd.
5.000%, 04/01/23	353,000	358,719
5.125%, 03/15/21	234,000	243,360
5.500%, 02/15/22 (a)	1,129,000	1,174,160
7.625%, 04/15/20 (a)	48,000	54,060
Alliance Data Systems Corp.
5.375%, 08/01/22 (144A)	350,000	335,125
Ally Financial, Inc.
5.125%, 09/30/24 (a)	246,000	250,613
8.000%, 11/01/31	5,852,000	6,773,690
DFC Finance Corp.
10.500%, 06/15/20 (144A)	985,000	591,000
E*Trade Financial Corp.
4.625%, 09/15/23	514,000	520,425
Garfunkelux Holdco 3 S.A.
8.500%, 11/01/22 (GBP)	150,000	188,884
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.875%, 03/15/19	658,000	643,195
5.875%, 02/01/22	345,000	325,207

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Infinity Acquisition LLC / Infinity Acquisition Finance Corp.
7.250%, 08/01/22 (144A)	117,000	$102,083
International Lease Finance Corp.
4.625%, 04/15/21	261,000	268,830
5.875%, 04/01/19	410,000	437,162
5.875%, 08/15/22	975,000	1,055,437
8.250%, 12/15/20 (a)	150,000	177,348
Jefferies Finance LLC / JFIN Co-Issuer Corp.
6.875%, 04/15/22 (144A)	1,447,000	1,244,420
7.375%, 04/01/20 (144A) (a)	305,000	282,506
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (f) (g)	4,500,000	416,988
4.750%, 01/16/14 (EUR) (f) (g)	2,140,000	197,826
5.375%, 10/17/12 (EUR) (f) (g)	350,000	32,355
Mercury Bondco plc
8.250%, 05/30/21 (EUR) (d)	199,000	218,256
Navient Corp.
5.500%, 01/25/23 (a)	65,000	57,038
5.875%, 10/25/24	323,000	276,165
6.125%, 03/25/24	297,000	260,618
OneMain Financial Holdings LLC
6.750%, 12/15/19 (144A)	253,000	246,675
7.250%, 12/15/21 (144A)	87,000	83,303
Pershing Square Holdings, Ltd.
5.500%, 07/15/22 (144A) (h)	1,000,000	956,250

		23,092,036

Electric—1.3%
AES Corp.
4.875%, 05/15/23	483,000	476,963
5.500%, 03/15/24	78,000	79,853
Calpine Corp.
5.375%, 01/15/23 (a)	1,494,000	1,456,650
5.500%, 02/01/24	949,000	915,785
5.875%, 01/15/24 (144A)	890,000	925,600
6.000%, 01/15/22 (144A)	120,000	125,700
Dynegy, Inc.
6.750%, 11/01/19	1,625,000	1,627,031
7.375%, 11/01/22	459,000	442,935
Enel S.p.A.
5.000%, 01/15/75 (EUR) (e)	250,000	291,839
FPL Energy National Wind Portfolio LLC
6.125%, 03/25/19 (144A)	3,710	3,710
NRG Energy, Inc.
6.625%, 03/15/23 (a)	100,000	98,500
7.250%, 05/15/26 (144A) (a)	988,000	983,060
7.875%, 05/15/21 (a)	828,000	856,980
8.250%, 09/01/20 (a)	70,000	72,385
NRG Yield Operating LLC
5.375%, 08/15/24 (a)	305,000	303,475
Viridian Group FundCo II, Ltd.
7.500%, 03/01/20 (EUR)	280,000	321,372

		8,981,838

Electrical Components & Equipment—0.1%
Belden, Inc.
5.500%, 04/15/23 (EUR)	381,000	423,872
Senvion Holding GmbH
6.625%, 11/15/20 (EUR)	100,000	114,759

		538,631

Electronics—0.2%
Allegion U.S. Holding Co., Inc.
5.750%, 10/01/21	257,000	268,565
Trionista Holdco GmbH
5.000%, 04/30/20 (EUR)	416,000	472,620
Trionista TopCo GmbH
6.875%, 04/30/21 (EUR)	211,000	245,865

		987,050

Energy-Alternate Sources—0.0%
ContourGlobal Power Holdings S.A.
5.125%, 06/15/21 (EUR)	100,000	109,122

Engineering & Construction—0.3%
AECOM
5.875%, 10/15/24 (a)	432,000	442,800
Novafives SAS
4.500%, 06/30/21 (EUR)	160,000	158,028
Officine Maccaferri S.p.A.
5.750%, 06/01/21 (EUR)	283,000	267,759
SBA Communications Corp.
5.625%, 10/01/19	536,000	553,420
Swissport Investments S.A.
6.750%, 12/15/21 (EUR)	100,000	113,749
Weekley Homes LLC / Weekley Finance Corp.
6.000%, 02/01/23	505,000	444,400

		1,980,156

Entertainment—0.6%
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp.
5.375%, 06/01/24	405,000	417,150
CPUK Finance, Ltd.
7.000%, 08/28/20 (GBP)	150,000	204,680
DreamWorks Animation SKG, Inc.
6.875%, 08/15/20 (144A)	258,000	272,996
Gala Electric Casinos plc
11.500%, 06/01/19 (GBP)	154,636	212,293
GLP Capital L.P. / GLP Financing II, Inc.
4.375%, 11/01/18	320,000	328,400
5.375%, 11/01/23	122,000	127,338
International Game Technology plc
4.750%, 02/15/23 (EUR)	150,000	172,289
6.250%, 02/15/22 (144A)	200,000	203,250
Pinnacle Entertainment, Inc.
5.625%, 05/01/24 (144A) (a)	176,000	175,560
PortAventura Entertainment Barcelona B.V.
7.250%, 12/01/20 (EUR)	100,000	115,139

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Regal Entertainment Group
5.750%, 02/01/25	271,000	$266,935
Scientific Games International, Inc.
7.000%, 01/01/22 (144A)	627,000	630,135
10.000%, 12/01/22	207,000	168,187
Six Flags Entertainment Corp.
4.875%, 07/31/24 (144A)	745,000	735,687
Vougeot Bidco plc
7.875%, 07/15/20 (GBP)	182,000	247,739
Waterford Gaming LLC / Waterford Gaming Financial Corp.
8.625%, 09/15/49 (144A) (b) (f)	294,455	0

		4,277,778

Environmental Control—0.1%
Advanced Disposal Services, Inc.
8.250%, 10/01/20	388,000	391,880
Befesa Zinc SAU Via Zinc Capital S.A.
8.875%, 05/15/18 (EUR)	189,000	208,493
Bilbao Luxembourg S.A.
11.063%, 12/01/18 (EUR) (d)	273,132	292,075

		892,448

Food—1.3%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC
6.625%, 06/15/24 (144A)	396,000	408,870
Casino Guichard Perrachon S.A.
3.248%, 03/07/24 (EUR)	300,000	347,362
3.311%, 01/25/23 (EUR)	400,000	475,529
5.976%, 05/26/21 (EUR)	100,000	128,372
Darling Global Finance B.V.
4.750%, 05/30/22 (EUR)	200,000	224,724
JBS USA LLC / JBS USA Finance, Inc.
5.750%, 06/15/25 (144A) (a)	518,000	486,920
7.250%, 06/01/21 (144A)	160,000	165,600
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.
5.875%, 01/15/24 (144A)	163,000	170,539
Post Holdings, Inc.
6.750%, 12/01/21 (144A)	266,000	281,295
7.375%, 02/15/22 (a)	460,000	483,575
7.750%, 03/15/24 (144A) (a)	1,289,000	1,416,289
8.000%, 07/15/25 (144A) (a)	1,555,000	1,724,106
R&R Pik plc
9.250%, 05/15/18 (EUR) (d)	526,000	583,728
Smithfield Foods, Inc.
5.875%, 08/01/21 (144A)	352,000	366,960
6.625%, 08/15/22	331,000	346,620
Tesco Corporate Treasury Services plc
2.500%, 07/01/24 (EUR)	100,000	108,290
Tesco plc
5.000%, 03/24/23 (GBP)	100,000	137,099
6.000%, 12/14/29 (GBP)	100,000	137,853

Food—(Continued)
TreeHouse Foods, Inc.
6.000%, 02/15/24 (144A)	362,000	383,720
WhiteWave Foods Co. (The)
5.375%, 10/01/22	465,000	497,550

		8,875,001

Food Service—0.1%
Aramark Services, Inc.
5.125%, 01/15/24 (144A)	666,000	679,320
Brakes Capital
7.125%, 12/15/18 (GBP)	185,000	255,049

		934,369

Forest Products & Paper—0.0%
Sappi Papier Holding GmbH
4.000%, 04/01/23 (EUR)	100,000	113,472
Smurfit Kappa Acquisitions
2.750%, 02/01/25 (EUR)	136,000	151,303

		264,775

Healthcare - Products—1.0%
Alere, Inc.
6.375%, 07/01/23 (144A)	788,000	821,490
6.500%, 06/15/20	269,000	267,655
Crimson Merger Sub, Inc.
6.625%, 05/15/22 (144A)	1,623,000	1,338,975
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp.
8.125%, 06/15/21 (144A)	2,139,000	1,850,235
Fresenius U.S. Finance II, Inc.
4.500%, 01/15/23 (144A)	407,000	416,158
Hologic, Inc.
5.250%, 07/15/22 (144A)	867,000	906,015
IDH Finance plc
6.000%, 12/01/18 (GBP)	100,000	129,131
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC
4.875%, 04/15/20 (144A) (a)	155,000	149,575
5.500%, 04/15/25 (144A) (a)	220,000	196,266
Sterigenics-Nordion Holdings LLC
6.500%, 05/15/23 (144A)	241,000	244,013
Teleflex, Inc.
4.875%, 06/01/26	246,000	248,460

		6,567,973

Healthcare - Services—4.3%
Acadia Healthcare Co., Inc.
5.125%, 07/01/22	191,000	185,270
5.625%, 02/15/23	567,000	555,660
6.500%, 03/01/24	159,000	161,385
Amsurg Corp.
5.625%, 07/15/22	1,239,000	1,273,072

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Services—(Continued)
Centene Corp.
4.750%, 05/15/22	1,251,000	$1,276,020
5.625%, 02/15/21 (144A)	923,000	962,227
6.125%, 02/15/24 (144A)	544,000	578,340
CHS/Community Health Systems, Inc.
6.875%, 02/01/22 (a)	1,059,000	926,625
DaVita HealthCare Partners, Inc.
5.000%, 05/01/25	1,008,000	999,180
5.125%, 07/15/24	658,000	665,304
Envision Healthcare Corp.
5.125%, 07/01/22 (144A) (a)	365,000	366,825
HCA, Inc.
4.750%, 05/01/23	218,000	223,450
5.000%, 03/15/24	1,400,000	1,449,000
5.250%, 04/15/25	771,000	805,695
5.250%, 06/15/26	296,000	307,285
5.375%, 02/01/25	1,498,000	1,535,450
5.875%, 03/15/22	1,750,000	1,903,125
5.875%, 05/01/23	862,000	918,030
5.875%, 02/15/26 (a)	613,000	635,987
6.500%, 02/15/20	890,000	984,562
7.500%, 02/15/22	1,167,000	1,326,879
HealthSouth Corp.
5.125%, 03/15/23	488,000	478,240
5.750%, 11/01/24	886,000	889,544
5.750%, 09/15/25	100,000	99,000
MEDNAX, Inc.
5.250%, 12/01/23 (144A)	529,000	535,613
MPH Acquisition Holdings LLC
7.125%, 06/01/24 (144A)	790,000	829,500
RegionalCare Hospital Partners Holdings, Inc.
8.250%, 05/01/23 (144A) (a)	967,000	991,175
Surgery Center Holdings, Inc.
8.875%, 04/15/21 (144A)	187,000	192,143
Surgical Care Affiliates, Inc.
6.000%, 04/01/23 (144A)	336,000	342,720
Synlab Bondco plc
6.250%, 07/01/22 (EUR)	155,000	181,472
Synlab Unsecured Bondco plc
8.250%, 07/01/23 (EUR)	200,000	225,279
Tenet Healthcare Corp.
4.375%, 10/01/21	135,000	133,988
4.500%, 04/01/21	260,000	261,950
4.750%, 06/01/20	435,000	445,571
6.000%, 10/01/20	1,546,000	1,631,030
6.750%, 06/15/23 (a)	3,504,000	3,355,080
Voyage Care Bondco plc
6.500%, 08/01/18 (GBP)	604,000	769,741

		29,401,417

Holding Companies - Diversified—0.1%
Carlson Travel Holdings, Inc.
7.500%, 08/15/19 (144A) (d)	249,000	237,795
HRG Group, Inc.
7.875%, 07/15/19	517,000	542,204

Holding Companies - Diversified—(Continued)
ProGroup AG
5.125%, 05/01/22 (EUR)	131,000	152,646

		932,645

Home Builders—1.0%
Beazer Homes USA, Inc.
6.625%, 04/15/18	373,000	379,528
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
6.125%, 07/01/22 (144A)	793,000	749,385
CalAtlantic Group, Inc.
5.875%, 11/15/24	105,000	108,150
6.625%, 05/01/20	110,000	120,725
8.375%, 01/15/21 (a)	397,000	457,542
Lennar Corp.
4.750%, 04/01/21	572,000	594,880
4.750%, 11/15/22	498,000	506,092
4.875%, 12/15/23	344,000	344,860
PulteGroup, Inc.
5.500%, 03/01/26	585,000	599,625
6.375%, 05/15/33	704,000	730,400
TRI Pointe Group, Inc.
4.875%, 07/01/21	490,000	488,775
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc.
4.375%, 06/15/19	355,000	356,775
5.875%, 06/15/24	595,000	604,669
William Lyon Homes, Inc.
8.500%, 11/15/20	330,000	339,075
Woodside Homes Co. LLC / Woodside Homes Finance, Inc.
6.750%, 12/15/21 (144A)	540,000	499,500

		6,879,981

Home Furnishings—0.1%
Tempur Sealy International, Inc.
5.500%, 06/15/26 (144A) (a)	351,000	344,858

Household Products/Wares—0.3%
Prestige Brands, Inc.
6.375%, 03/01/24 (144A)	395,000	409,812
Spectrum Brands, Inc.
5.750%, 07/15/25	804,000	837,165
6.125%, 12/15/24	231,000	243,705
6.625%, 11/15/22	615,000	652,669

		2,143,351

Insurance—0.6%
Credit Agricole Assurances S.A.
4.500%, 10/14/25 (EUR) (e)	100,000	105,078
HUB International, Ltd.
7.875%, 10/01/21 (144A)	1,603,000	1,538,880
9.250%, 02/15/21 (144A)	468,000	489,060
Pension Insurance Corp. plc
6.500%, 07/03/24 (GBP)	300,000	367,066

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Radian Group, Inc.
5.250%, 06/15/20	574,000	$578,305
7.000%, 03/15/21	163,000	174,309
Wayne Merger Sub LLC
8.250%, 08/01/23 (144A)	1,115,000	1,101,063

		4,353,761

Internet—0.9%
Blue Coat Holdings, Inc.
8.375%, 06/01/23 (144A)	1,078,000	1,218,140
Netflix, Inc.
5.375%, 02/01/21 (a)	690,000	732,773
Zayo Group LLC / Zayo Capital, Inc.
6.000%, 04/01/23	2,059,000	2,089,885
6.375%, 05/15/25	2,264,000	2,309,280

		6,350,078

Iron/Steel—0.7%
ArcelorMittal
6.125%, 06/01/18	958,000	1,008,180
7.250%, 02/25/22 (a)	55,000	57,888
7.750%, 03/01/41	715,000	681,038
8.000%, 10/15/39	158,000	153,260
Outokumpu Oyj
7.250%, 06/16/21 (EUR)	100,000	112,008
Ovako AB
6.500%, 06/01/19 (EUR)	150,000	118,188
Steel Dynamics, Inc.
5.125%, 10/01/21	1,155,000	1,182,431
5.250%, 04/15/23	439,000	447,780
5.500%, 10/01/24	140,000	143,150
6.375%, 08/15/22	260,000	273,000
United States Steel Corp.
8.375%, 07/01/21 (144A) (a)	824,000	865,200

		5,042,123

Leisure Time—0.1%
Cirsa Funding Luxembourg S.A.
5.875%, 05/15/23 (EUR)	175,000	195,274
Sabre GLBL, Inc.
5.375%, 04/15/23 (144A)	706,000	721,885

		917,159

Lodging—1.7%
Boyd Gaming Corp.
6.875%, 05/15/23	1,018,000	1,084,170
Caesars Entertainment Resort Properties LLC
8.000%, 10/01/20	1,400,000	1,403,500
FelCor Lodging L.P.
5.625%, 03/01/23	152,000	152,000
MGM Growth Properties Operating Partnership L.P. / MGP Escrow Co-Issuer, Inc.
5.625%, 05/01/24 (144A)	1,886,000	1,994,445

Lodging—(Continued)
MGM Resorts International
5.250%, 03/31/20	887,000	931,350
6.000%, 03/15/23 (a)	583,000	615,065
6.625%, 12/15/21	913,000	992,887
6.750%, 10/01/20 (a)	897,000	979,973
8.625%, 02/01/19	383,000	430,109
Station Casinos LLC
7.500%, 03/01/21 (a)	2,528,000	2,676,520

		11,260,019

Machinery - Construction & Mining—0.1%
BlueLine Rental Finance Corp.
7.000%, 02/01/19 (144A)	651,000	559,860

Machinery - Diversified—0.1%
Gardner Denver, Inc.
6.875%, 08/15/21 (144A) (a)	350,000	317,625

Media—10.6%
Altice Financing S.A.
5.250%, 02/15/23 (EUR)	226,000	252,684
6.500%, 01/15/22 (144A) (a)	1,040,000	1,050,400
7.500%, 05/15/26 (144A)	609,000	596,820
Altice Luxembourg S.A.
6.250%, 02/15/25 (EUR)	200,000	203,084
7.250%, 05/15/22 (EUR)	339,000	378,556
7.625%, 02/15/25 (144A) (a)	684,000	667,755
7.750%, 05/15/22 (144A) (a)	1,405,000	1,419,050
Altice U.S. Finance I Corp.
5.375%, 07/15/23 (144A)	2,146,000	2,129,905
5.500%, 05/15/26 (144A)	892,000	892,000
AMC Networks, Inc.
4.750%, 12/15/22 (a)	692,000	686,810
5.000%, 04/01/24	361,000	357,345
Cablevision Systems Corp.
7.750%, 04/15/18	505,000	540,663
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, 05/01/23 (144A)	280,000	281,575
5.250%, 09/30/22	1,025,000	1,051,906
5.500%, 05/01/26 (144A)	1,074,000	1,090,110
5.750%, 02/15/26 (144A)	580,000	597,400
5.875%, 04/01/24 (144A)	1,526,000	1,583,225
5.875%, 05/01/27 (144A) (a)	2,543,000	2,625,648
Cequel Communications Holdings I LLC / Cequel Capital Corp.
5.125%, 12/15/21 (144A)	2,181,000	2,073,890
6.375%, 09/15/20 (144A)	256,000	260,301
7.750%, 07/15/25 (144A)	2,400,000	2,502,000
Clear Channel Worldwide Holdings, Inc.
6.500%, 11/15/22	4,414,000	4,381,375
7.625%, 03/15/20	3,655,000	3,477,732
CSC Holdings LLC
5.250%, 06/01/24 (a)	1,816,000	1,652,560

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
DISH DBS Corp.
4.250%, 04/01/18	575,000	$586,500
5.000%, 03/15/23	1,290,000	1,173,900
5.875%, 07/15/22 (a)	202,000	196,445
5.875%, 11/15/24	514,000	478,020
6.750%, 06/01/21	327,000	338,854
7.750%, 07/01/26 (144A)	1,756,000	1,808,680
Gray Television, Inc.
5.875%, 07/15/26 (144A)	204,000	204,510
iHeartCommunications, Inc.
9.000%, 12/15/19	614,000	460,500
9.000%, 03/01/21	127,000	89,535
9.000%, 09/15/22	1,445,000	989,825
10.625%, 03/15/23	890,000	616,325
LGE HoldCo VI B.V.
7.125%, 05/15/24 (EUR)	150,000	183,525
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.875%, 05/15/24 (144A) (a)	233,000	241,155
Midcontinent Communications & Midcontinent Finance Corp.
6.250%, 08/01/21 (144A)	605,000	623,150
NBCUniversal Enterprise, Inc.
5.250%, 03/29/49 (144A)	255,000	262,969
Neptune Finco Corp.
6.625%, 10/15/25 (144A)	847,000	889,350
10.125%, 01/15/23 (144A)	1,011,000	1,132,320
10.875%, 10/15/25 (144A)	1,188,000	1,358,027
Nielsen Finance LLC / Nielsen Finance Co.
5.000%, 04/15/22 (144A)	1,229,000	1,253,580
Numericable-SFR S.A.
5.375%, 05/15/22 (EUR)	245,000	275,586
5.625%, 05/15/24 (EUR)	381,000	425,292
6.000%, 05/15/22 (144A)	2,018,000	1,962,505
7.375%, 05/01/26 (144A)	4,991,000	4,934,851
Radio One, Inc.
7.375%, 04/15/22 (144A)	220,000	210,100
RCN Telecom Services LLC / RCN Capital Corp.
8.500%, 08/15/20 (144A)	555,000	568,875
Sirius XM Radio, Inc.
4.625%, 05/15/23 (144A)	215,000	208,567
Sterling Entertainment Enterprises LLC
9.750%, 12/15/19 (144A) (b) (c)	2,750,000	2,722,500
TEGNA, Inc.
4.875%, 09/15/21 (144A)	190,000	194,750
5.500%, 09/15/24 (144A)	508,000	523,240
Telenet Finance Luxembourg SCA
6.250%, 08/15/22 (EUR)	710,000	841,107
6.750%, 08/15/24 (EUR)	543,000	661,347
Townsquare Media, Inc.
6.500%, 04/01/23 (144A)	185,000	182,919
Trader Corp.
9.875%, 08/15/18 (144A)	391,000	403,708
Tribune Media Co.
5.875%, 07/15/22	1,101,000	1,095,495

Media—(Continued)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
3.500%, 01/15/27 (EUR)	200,000	213,627
4.000%, 01/15/25 (EUR)	284,000	316,883
5.000%, 01/15/25 (144A)	422,000	413,560
5.500%, 01/15/23 (144A)	930,000	934,650
5.625%, 04/15/23 (EUR)	83,200	97,409
Univision Communications, Inc.
5.125%, 02/15/25 (144A)	3,289,000	3,251,999
8.500%, 05/15/21 (144A)	377,000	393,965
Virgin Media Finance plc
4.500%, 01/15/25 (EUR)	106,000	113,516
5.750%, 01/15/25 (144A) (a)	1,095,000	1,048,463
6.375%, 10/15/24 (GBP)	100,000	132,459
7.000%, 04/15/23 (GBP)	513,000	696,590
Virgin Media Secured Finance plc
4.875%, 01/15/27 (GBP)	100,000	124,472
5.500%, 08/15/26 (144A)	418,000	406,505
6.000%, 04/15/21 (GBP)	1,205,100	1,648,407
WaveDivision Escrow LLC / WaveDivision Escrow Corp.
8.125%, 09/01/20 (144A)	2,413,000	2,509,520
Ziggo Bond Finance B.V.
4.625%, 01/15/25 (EUR)	233,000	246,290
5.875%, 01/15/25 (144A)	1,005,000	969,825

		72,368,946

Metal Fabricate/Hardware—0.2%
Wise Metals Group LLC / Wise Alloys Finance Corp.
8.750%, 12/15/18 (144A)	1,063,000	977,960

Mining—3.4%
Alcoa, Inc.
5.125%, 10/01/24 (a)	2,072,000	2,066,820
5.900%, 02/01/27 (a)	58,000	58,870
5.950%, 02/01/37 (a)	70,000	65,450
6.750%, 01/15/28	128,000	131,840
Anglo American Capital plc
1.500%, 04/01/20 (EUR)	200,000	201,317
1.750%, 11/20/17 (EUR)	100,000	110,310
2.750%, 06/07/19 (EUR)	100,000	108,782
2.875%, 11/20/20 (EUR)	100,000	103,809
3.250%, 04/03/23 (EUR)	100,000	100,660
3.500%, 03/28/22 (EUR)	100,000	104,307
3.625%, 05/14/20 (144A) (a)	421,000	404,686
4.125%, 09/27/22 (144A)	605,000	561,138
4.450%, 09/27/20 (144A) (a)	127,000	123,825
Constellium NV
5.750%, 05/15/24 (144A) (a)	2,020,000	1,590,750
7.875%, 04/01/21 (144A) (a)	259,000	267,094
8.000%, 01/15/23 (144A) (a)	2,355,000	2,072,400
First Quantum Minerals, Ltd.
7.000%, 02/15/21 (144A) (a)	259,000	208,171
7.250%, 05/15/22 (144A)	631,000	487,448

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Freeport-McMoRan, Inc.
2.300%, 11/14/17	679,000	$667,117
2.375%, 03/15/18	4,016,000	3,935,680
3.100%, 03/15/20 (a)	390,000	368,550
3.550%, 03/01/22	2,202,000	1,937,760
3.875%, 03/15/23	2,453,000	2,146,375
4.000%, 11/14/21 (a)	624,000	563,745
5.400%, 11/14/34	344,000	273,480
5.450%, 03/15/43	485,000	389,213
Glencore Finance Europe S.A.
3.375%, 09/30/20 (EUR)	100,000	113,022
4.625%, 04/03/18 (EUR)	100,000	116,979
Joseph T Ryerson & Son, Inc.
11.000%, 05/15/22 (144A)	440,000	455,400
Kaiser Aluminum Corp.
5.875%, 05/15/24 (144A)	286,000	293,865
Teck Resources, Ltd.
3.000%, 03/01/19 (a)	544,000	511,360
6.000%, 08/15/40	444,000	310,800
8.000%, 06/01/21 (144A) (a)	1,006,000	1,036,180
8.500%, 06/01/24 (144A) (a)	1,195,000	1,239,812

		23,127,015

Miscellaneous Manufacturing—0.4%
Bombardier, Inc.
5.500%, 09/15/18 (144A) (a)	452,000	447,480
6.000%, 10/15/22 (144A) (a)	355,000	303,525
7.500%, 03/15/25 (144A) (a)	1,288,000	1,114,120
Gates Global LLC / Gates Global Co.
5.750%, 07/15/22 (EUR)	365,000	337,787
6.000%, 07/15/22 (144A) (a)	681,000	595,875

		2,798,787

Office/Business Equipment—0.2%
CDW LLC / CDW Finance Corp.
5.000%, 09/01/23	271,000	272,894
5.500%, 12/01/24	674,000	695,905
6.000%, 08/15/22	430,000	449,350

		1,418,149

Oil & Gas—7.6%
Alberta Energy Co., Ltd.
7.375%, 11/01/31	186,000	196,578
Antero Resources Corp.
5.625%, 06/01/23	100,000	97,000
California Resources Corp.
6.000%, 11/15/24	530,000	259,700
8.000%, 12/15/22 (144A)	1,945,000	1,380,950
Carrizo Oil & Gas, Inc.
6.250%, 04/15/23 (a)	1,197,000	1,152,112
7.500%, 09/15/20 (a)	247,000	250,088
Cenovus Energy, Inc.
3.800%, 09/15/23 (a)	255,000	239,984
5.200%, 09/15/43 (a)	55,000	47,253

Oil & Gas—(Continued)
Cenovus Energy, Inc.
5.700%, 10/15/19	116,000	122,694
6.750%, 11/15/39	165,000	173,273
Cheniere Corpus Christi Holdings LLC
7.000%, 06/30/24 (144A)	1,660,000	1,704,621
Chesapeake Energy Corp.
3.878%, 04/15/19 (e)	1,711,000	1,287,527
6.625%, 08/15/20	130,000	91,325
8.000%, 12/15/22 (144A) (a)	806,000	683,085
Concho Resources, Inc.
6.500%, 01/15/22	118,000	120,803
Continental Resources, Inc.
3.800%, 06/01/24 (a)	1,740,000	1,518,150
4.500%, 04/15/23	883,000	823,397
4.900%, 06/01/44	420,000	346,500
5.000%, 09/15/22 (a)	826,000	807,415
Corral Petroleum Holdings AB
11.750%, 05/15/21 (EUR) (d)	100,000	104,672
CrownRock L.P. / CrownRock Finance, Inc.
7.125%, 04/15/21 (144A)	871,000	892,775
7.750%, 02/15/23 (144A)	391,000	408,595
Denbury Resources, Inc.
5.500%, 05/01/22	150,000	101,250
9.000%, 05/15/21 (144A) (a)	1,523,000	1,523,000
Diamondback Energy, Inc.
7.625%, 10/01/21 (a)	753,000	795,356
Encana Corp.
3.900%, 11/15/21 (a)	376,000	364,627
5.150%, 11/15/41	498,000	390,930
6.500%, 08/15/34	658,000	659,606
6.500%, 02/01/38	1,811,000	1,798,848
6.625%, 08/15/37	414,000	412,216
Ensco plc
4.500%, 10/01/24	734,000	491,780
4.700%, 03/15/21 (a)	190,000	157,875
5.200%, 03/15/25	747,000	519,165
Gulfport Energy Corp.
6.625%, 05/01/23	54,000	53,190
7.750%, 11/01/20	889,000	913,447
Halcon Resources Corp.
8.625%, 02/01/20 (144A) (a)	370,000	348,954
Hilcorp Energy I L.P. / Hilcorp Finance Co.
5.000%, 12/01/24 (144A)	308,000	287,179
7.625%, 04/15/21 (144A)	115,000	118,163
Matador Resources Co.
6.875%, 04/15/23	1,020,000	1,040,400
MEG Energy Corp.
6.375%, 01/30/23 (144A)	798,000	590,520
6.500%, 03/15/21 (144A) (a)	1,701,000	1,318,275
7.000%, 03/31/24 (144A)	2,994,000	2,305,380
Memorial Production Partners L.P. / Memorial Production Finance Corp.
6.875%, 08/01/22	571,000	285,500
7.625%, 05/01/21 (a)	569,000	305,838
Memorial Resource Development Corp.
5.875%, 07/01/22 (a)	1,393,000	1,389,517

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Noble Holding International, Ltd.
4.625%, 03/01/21	95,000	$76,950
6.950%, 04/01/25 (a)	245,000	195,388
Noble Holding U.S. Corp. / Noble Drilling Services 6 LLC / Noble Drilling Holding LLC
7.500%, 03/15/19	345,000	348,450
Oasis Petroleum, Inc.
6.500%, 11/01/21 (a)	871,000	794,787
6.875%, 03/15/22 (a) (h)	1,076,000	993,955
6.875%, 01/15/23 (a)	440,000	400,400
7.250%, 02/01/19 (a)	100,000	95,750
Parsley Energy LLC / Parsley Finance Corp.
6.250%, 06/01/24 (144A)	191,000	193,388
7.500%, 02/15/22 (144A)	874,000	911,145
QEP Resources, Inc.
5.250%, 05/01/23	795,000	731,400
5.375%, 10/01/22	861,000	802,882
6.875%, 03/01/21 (a)	144,000	145,440
Range Resources Corp.
5.000%, 08/15/22 (a)	217,000	204,523
5.000%, 03/15/23 (a)	715,000	670,312
5.750%, 06/01/21	39,000	38,123
Repsol International Finance B.V.
4.500%, 03/25/75 (EUR) (e)	100,000	94,329
RSP Permian, Inc.
6.625%, 10/01/22	764,000	786,920
Sanchez Energy Corp.
6.125%, 01/15/23 (a)	2,667,000	2,060,257
7.750%, 06/15/21 (a)	512,000	433,920
Seven Generations Energy, Ltd.
6.750%, 05/01/23 (144A) (a)	353,000	355,648
8.250%, 05/15/20 (144A)	2,525,000	2,616,531
SM Energy Co.
5.000%, 01/15/24	365,000	312,075
6.125%, 11/15/22 (a)	1,652,000	1,517,775
6.500%, 01/01/23 (a)	90,000	83,700
Southwestern Energy Co.
3.300%, 01/23/18	1,019,000	1,041,418
4.050%, 01/23/20 (a)	618,000	607,185
4.100%, 03/15/22 (a)	500,000	446,250
4.950%, 01/23/25 (a)	220,000	210,650
7.500%, 02/01/18 (a)	469,000	498,312
TOTAL S.A.
3.875%, 05/18/22 (EUR) (e)	250,000	287,633
Transocean, Inc.
3.750%, 10/15/17 (a)	506,000	509,795
5.050%, 10/15/22	667,000	471,902
6.000%, 03/15/18 (a)	1,381,000	1,401,715
6.500%, 11/15/20 (a)	98,000	87,093
7.375%, 04/15/18	85,000	86,063
8.125%, 12/15/21 (a)	20,000	16,900
Tullow Oil plc
6.000%, 11/01/20 (144A)	200,000	161,500
Whiting Petroleum Corp.
5.750%, 03/15/21	69,000	62,273

Oil & Gas—(Continued)
WPX Energy, Inc.
5.250%, 01/15/17	120,000	120,300
5.250%, 09/15/24	565,000	497,200
6.000%, 01/15/22 (a)	1,230,000	1,143,900
7.500%, 08/01/20 (a)	180,000	179,662
8.250%, 08/01/23 (a)	455,000	456,137

		52,029,449

Oil & Gas Services—0.4%
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.500%, 11/15/20	339,000	339,719
6.625%, 05/01/21	340,000	338,300
Weatherford International LLC
6.800%, 06/15/37 (a)	132,000	97,391
Weatherford International, Ltd.
4.500%, 04/15/22 (a)	286,000	245,245
5.950%, 04/15/42	245,000	173,950
6.500%, 08/01/36	190,000	136,325
7.000%, 03/15/38 (a)	217,000	160,580
7.750%, 06/15/21 (a)	1,491,000	1,451,861

		2,943,371

Packaging & Containers—3.1%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
3.876%, 05/15/21 (144A) (a) (e)	411,000	412,541
4.125%, 05/15/23 (EUR)	125,000	140,626
4.250%, 01/15/22 (EUR)	400,000	451,668
4.625%, 05/15/23 (144A)	511,000	503,335
6.000%, 06/30/21 (144A) (a)	825,000	818,813
6.250%, 01/31/19 (144A)	1,879,000	1,909,534
6.750%, 01/31/21 (144A)	990,000	996,188
6.750%, 05/15/24 (EUR)	250,000	281,599
7.250%, 05/15/24 (144A)	1,468,000	1,498,277
Ball Corp.
4.375%, 12/15/23 (EUR)	209,000	249,913
5.000%, 03/15/22	199,000	211,239
Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II
5.625%, 12/15/16 (144A)	236,000	236,590
Crown European Holdings S.A.
3.375%, 05/15/25 (EUR)	228,000	252,795
4.000%, 07/15/22 (EUR)	180,000	212,240
JH-Holding Finance S.A.
8.250%, 12/01/22 (EUR) (d)	125,000	147,735
Novelis, Inc.
8.375%, 12/15/17	650,000	664,625
8.750%, 12/15/20 (a)	2,646,000	2,758,455
Rexam plc
6.750%, 06/29/67 (EUR) (e)	150,000	166,096
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
4.127%, 07/15/21 (144A) (e)	1,253,000	1,256,132
5.125%, 07/15/23 (144A)	92,000	93,150

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.750%, 10/15/20	2,049,000	$2,115,592
6.875%, 02/15/21	145,000	149,350
7.000%, 07/15/24 (144A)	1,218,000	1,253,931
8.250%, 02/15/21 (a)	2,231,000	2,333,894
9.875%, 08/15/19	555,000	573,038
Sealed Air Corp.
4.500%, 09/15/23 (EUR)	203,000	237,670
4.875%, 12/01/22 (144A)	584,000	600,790
6.875%, 07/15/33 (144A)	401,000	425,060
SGD Group SAS
5.625%, 05/15/19 (EUR)	100,000	113,250
Verallia Packaging SASU
5.125%, 08/01/22 (EUR)	275,000	312,429

		21,376,555

Pharmaceuticals—2.1%
Capsugel S.A.
7.000%, 05/15/19 (144A) (d)	285,000	285,713
DPx Holdings B.V.
7.500%, 02/01/22 (144A)	1,255,000	1,289,512
Endo Finance LLC / Endo Finco, Inc.
7.750%, 01/15/22 (144A)	255,000	236,513
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc.
6.000%, 07/15/23 (144A) (a)	860,000	752,500
6.000%, 02/01/25 (144A) (a)	1,370,000	1,188,475
Grifols Worldwide Operations, Ltd.
5.250%, 04/01/22	629,000	640,007
NBTY, Inc.
7.625%, 05/15/21 (144A)	1,526,000	1,527,907
Valeant Pharmaceuticals International, Inc.
4.500%, 05/15/23 (EUR)	475,000	397,984
5.375%, 03/15/20 (144A)	410,000	350,294
5.500%, 03/01/23 (144A)	27,000	21,684
5.625%, 12/01/21 (144A)	972,000	801,900
5.875%, 05/15/23 (144A) (a)	443,000	357,723
6.375%, 10/15/20 (144A)	3,663,000	3,150,180
6.750%, 08/15/18 (144A) (a)	6,000	5,805
6.750%, 08/15/21 (144A)	503,000	428,808
7.000%, 10/01/20 (144A)	1,320,000	1,164,900
7.250%, 07/15/22 (144A)	330,000	283,041
7.500%, 07/15/21 (144A)	1,588,000	1,400,417

		14,283,363

Pipelines—3.9%
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp.
6.250%, 04/01/23 (144A)	85,000	78,200
Energy Transfer Equity L.P.
5.500%, 06/01/27	900,000	846,000
5.875%, 01/15/24 (a)	1,569,000	1,525,852
7.500%, 10/15/20	398,000	421,880

Pipelines—(Continued)
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.625%, 06/15/24	215,000	195,650
5.750%, 02/15/21	241,000	227,745
6.000%, 05/15/23	243,000	227,205
6.750%, 08/01/22	612,000	593,640
Kinder Morgan, Inc.
6.700%, 02/15/27	62,930	63,486
NGPL PipeCo LLC
7.119%, 12/15/17 (144A)	6,207,000	6,470,797
7.768%, 12/15/37 (144A)	383,000	371,510
9.625%, 06/01/19 (144A)	445,000	465,025
ONEOK, Inc.
4.250%, 02/01/22	180,000	165,600
7.500%, 09/01/23	370,000	394,050
Rockies Express Pipeline LLC
5.625%, 04/15/20 (144A)	130,000	130,325
6.000%, 01/15/19 (144A)	298,000	303,215
6.850%, 07/15/18 (144A) (a)	92,000	95,450
6.875%, 04/15/40 (144A)	1,942,000	1,849,755
Sabine Pass Liquefaction LLC
5.625%, 02/01/21	611,000	617,110
5.625%, 04/15/23	2,051,000	2,058,691
5.625%, 03/01/25 (a)	212,000	211,205
5.750%, 05/15/24	4,176,000	4,144,680
5.875%, 06/30/26 (144A)	1,270,000	1,274,763
6.250%, 03/15/22	248,000	254,820
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
5.250%, 05/01/23	38,000	35,910
6.375%, 08/01/22	640,000	641,600
6.750%, 03/15/24 (144A) (a)	190,000	194,750
6.875%, 02/01/21	190,000	193,325
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
6.125%, 10/15/21	103,000	106,605
6.250%, 10/15/22	1,159,000	1,208,258
6.375%, 05/01/24 (a)	272,000	284,920
Williams Cos., Inc. (The)
3.700%, 01/15/23	108,000	95,580
4.550%, 06/24/24 (a)	816,000	749,496

		26,497,098

Real Estate—0.9%
Annington Finance No. 5 plc
13.000%, 01/15/23 (GBP) (d)	430,179	661,440
Aroundtown Property Holdings plc
3.000%, 12/09/21 (EUR)	400,000	452,831
Crescent Resources LLC / Crescent Ventures, Inc.
10.250%, 08/15/17 (144A)	325,000	325,000
Realogy Group LLC / Realogy Co-Issuer Corp.
4.500%, 04/15/19 (144A)	174,000	178,350
4.875%, 06/01/23 (144A) (a)	1,941,000	1,916,738
5.250%, 12/01/21 (144A)	2,111,000	2,161,136

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Rialto Holdings LLC / Rialto Corp.
7.000%, 12/01/18 (144A)	545,000	$546,363
Tesco Property Finance 1 plc
7.623%, 07/13/39 (GBP)	46,252	68,678
Tesco Property Finance 4 plc
5.801%, 10/13/40 (GBP)	98,590	121,230
Tropicana Entertainment LLC / Tropicana Finance Corp.
9.625%, 12/15/14 (b) (f) (g)	70,000	0

		6,431,766

Real Estate Investment Trusts—0.7%
Communications Sales & Leasing, Inc. / CSL Capital LLC
6.000%, 04/15/23 (144A)	176,000	179,080
8.250%, 10/15/23	1,225,000	1,242,616
Corrections Corp. of America
5.000%, 10/15/22	90,000	93,375
Equinix, Inc.
5.375%, 04/01/23	320,000	330,400
5.875%, 01/15/26	453,000	471,969
ESH Hospitality, Inc.
5.250%, 05/01/25 (144A)	1,095,000	1,066,256
GEO Group, Inc. (The)
5.125%, 04/01/23	355,000	346,125
5.875%, 10/15/24	590,000	597,375
6.000%, 04/15/26	176,000	177,760
iStar, Inc.
4.000%, 11/01/17	340,000	334,475
VEREIT Operating Partnership L.P.
4.125%, 06/01/21	200,000	208,624

		5,048,055

Retail—2.9%
1011778 BC ULC / New Red Finance, Inc.
6.000%, 04/01/22 (144A)	634,000	657,578
Asbury Automotive Group, Inc.
6.000%, 12/15/24	1,691,000	1,703,683
CST Brands, Inc.
5.000%, 05/01/23	336,000	341,040
Dollar Tree, Inc.
5.750%, 03/01/23 (144A)	3,194,000	3,393,625
Dufry Finance SCA
5.500%, 10/15/20 (144A)	346,000	357,245
Hema Bondco B.V.
6.250%, 06/15/19 (EUR)	207,000	174,184
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.000%, 06/01/24 (144A)	98,000	99,715
5.250%, 06/01/26 (144A)	569,000	583,225
L Brands, Inc.
6.875%, 11/01/35	1,034,000	1,046,925
Neiman Marcus Group, Ltd. LLC
8.000%, 10/15/21 (144A) (a)	1,662,000	1,354,530

Retail—(Continued)
Penske Automotive Group, Inc.
5.500%, 05/15/26	488,000	463,600
5.750%, 10/01/22	1,029,000	1,029,000
Pizzaexpress Financing 2 plc
6.625%, 08/01/21 (GBP)	170,000	212,131
Punch Taverns Finance B, Ltd.
5.943%, 09/30/22 (GBP)	263,000	319,597
Punch Taverns Finance plc
6.088%, 10/15/27 (144A) (GBP) (e)	449,000	507,071
Rite Aid Corp.
6.125%, 04/01/23 (144A)	2,745,000	2,930,287
6.750%, 06/15/21	886,000	932,515
7.700%, 02/15/27	850,000	1,013,625
9.250%, 03/15/20	750,000	791,385
Sonic Automotive, Inc.
5.000%, 05/15/23	227,000	222,460
THOM Europe SAS
7.375%, 07/15/19 (EUR)	370,000	428,674
Travis Perkins plc
4.500%, 09/07/23 (GBP)	200,000	253,205
Unique Pub Finance Co. plc (The)
5.659%, 06/30/27 (GBP)	385,058	504,766
6.464%, 03/30/32 (GBP)	300,000	335,346
6.542%, 03/30/21 (GBP)	68,760	94,283
Yum! Brands, Inc.
3.750%, 11/01/21 (a)	182,000	178,360
3.875%, 11/01/23 (a)	70,000	66,063

		19,994,118

Semiconductors—0.6%
Advanced Micro Devices, Inc.
7.000%, 07/01/24	160,000	135,200
7.500%, 08/15/22	235,000	209,150
NXP B.V. / NXP Funding LLC
4.125%, 06/15/20 (144A)	2,070,000	2,095,875
4.625%, 06/15/22 (144A)	220,000	223,300
4.625%, 06/01/23 (144A)	285,000	289,988
Sensata Technologies B.V.
5.000%, 10/01/25 (144A)	696,000	699,055
Sensata Technologies UK Financing Co. plc
6.250%, 02/15/26 (144A) (a)	425,000	439,875

		4,092,443

Software—3.6%
Ensemble S Merger Sub, Inc.
9.000%, 09/30/23 (144A)	574,000	566,825
First Data Corp.
5.000%, 01/15/24 (144A)	1,669,000	1,673,173
5.375%, 08/15/23 (144A) (a)	705,000	715,935
5.750%, 01/15/24 (144A)	6,076,000	6,030,430
7.000%, 12/01/23 (144A) (a)	6,417,000	6,497,212
Infor Software Parent LLC / Infor Software Parent, Inc.
7.125%, 05/01/21 (144A) (d)	962,000	851,370

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Infor US, Inc.
6.500%, 05/15/22 (a)	2,917,000	$2,754,756
Informatica LLC
7.125%, 07/15/23 (144A)	787,000	745,683
MSCI, Inc.
5.750%, 08/15/25 (144A)	153,000	158,738
Nuance Communications, Inc.
5.375%, 08/15/20 (144A) (a)	260,000	264,550
6.000%, 07/01/24 (144A) (a)	495,000	497,475
PTC, Inc.
6.000%, 05/15/24	272,000	281,520
Solera LLC / Solera Finance, Inc.
10.500%, 03/01/24 (144A)	2,110,000	2,218,137
SS&C Technologies Holdings, Inc.
5.875%, 07/15/23	1,308,000	1,337,430

		24,593,234

Storage/Warehousing—0.2%
Mobile Mini, Inc.
5.875%, 07/01/24 (144A)	1,525,000	1,566,938

Telecommunications—6.7%
Alcatel-Lucent USA, Inc.
6.450%, 03/15/29	2,913,000	3,036,802
CenturyLink, Inc.
6.450%, 06/15/21	1,254,000	1,274,377
Columbus International, Inc.
7.375%, 03/30/21 (144A)	1,042,000	1,100,352
CommScope Technologies Finance LLC
6.000%, 06/15/25 (144A)	882,000	904,050
CommScope, Inc.
5.500%, 06/15/24 (144A)	472,000	479,080
Consolidated Communications, Inc.
6.500%, 10/01/22	540,000	484,650
Digicel Group, Ltd.
7.125%, 04/01/22 (144A)	770,000	572,688
Digicel, Ltd.
6.000%, 04/15/21 (144A) (a)	2,937,000	2,517,596
eircom Finance DAC
4.500%, 05/31/22 (EUR)	100,000	109,566
Frontier Communications Corp.
6.250%, 09/15/21	1,020,000	961,617
6.875%, 01/15/25	2,120,000	1,779,475
7.125%, 01/15/23	575,000	514,625
7.625%, 04/15/24	687,000	607,995
11.000%, 09/15/25	475,000	491,625
Intelsat Jackson Holdings S.A.
5.500%, 08/01/23 (a)	1,153,000	732,155
6.625%, 12/15/22	557,000	375,975
7.250%, 10/15/20 (a)	1,141,000	812,963
Level 3 Financing, Inc.
5.125%, 05/01/23	1,166,000	1,155,798
5.250%, 03/15/26 (144A)	668,000	654,640
5.375%, 08/15/22	720,000	727,200
5.375%, 01/15/24	996,000	999,735

Telecommunications—(Continued)
Level 3 Financing, Inc.
5.375%, 05/01/25 (a)	202,000	200,485
5.625%, 02/01/23	708,000	714,641
Matterhorn Telecom S.A.
3.875%, 05/01/22 (EUR)	175,000	186,869
Nokia Oyj
6.625%, 05/15/39	1,117,000	1,181,228
Orange S.A.
4.000%, 10/01/21 (EUR) (e)	475,000	547,009
OTE plc
3.500%, 07/09/20 (EUR)	100,000	108,478
Play Finance 2 S.A.
5.250%, 02/01/19 (EUR)	550,000	624,144
SoftBank Group Corp.
4.750%, 07/30/25 (EUR)	232,000	276,939
Sprint Capital Corp.
6.875%, 11/15/28 (a)	4,410,000	3,461,850
6.900%, 05/01/19	580,000	553,900
8.750%, 03/15/32	294,000	251,370
Sprint Communications, Inc.
7.000%, 08/15/20	555,000	493,950
9.000%, 11/15/18 (144A)	4,895,000	5,213,175
Sprint Corp.
7.125%, 06/15/24	880,000	701,800
7.250%, 09/15/21	666,000	567,765
T-Mobile USA, Inc.
6.000%, 03/01/23 (a)	880,000	910,800
6.375%, 03/01/25 (a)	760,000	794,200
6.500%, 01/15/24	620,000	652,550
6.500%, 01/15/26	1,254,000	1,322,970
6.633%, 04/28/21	256,000	267,520
6.731%, 04/28/22	614,000	645,652
6.836%, 04/28/23	155,000	163,719
Telecom Italia Capital S.A.
6.000%, 09/30/34	1,305,000	1,246,275
Telecom Italia Finance S.A.
7.750%, 01/24/33 (EUR)	190,000	280,619
Telecom Italia S.p.A.
5.303%, 05/30/24 (144A)	200,000	199,500
5.875%, 05/19/23 (GBP)	1,000,000	1,489,029
6.375%, 06/24/19 (GBP)	700,000	1,025,537
Telefonica Europe B.V.
4.200%, 12/04/19 (EUR) (e)	300,000	330,478
5.000%, 03/31/20 (EUR) (e)	400,000	447,155
Wind Acquisition Finance S.A.
4.000%, 07/15/20 (EUR)	407,000	444,893
6.500%, 04/30/20 (144A)	200,000	205,500
7.000%, 04/23/21 (EUR)	200,000	216,401

		46,019,365

Textiles—0.0%
Springs Industries, Inc.
6.250%, 06/01/21	133,000	134,330

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—1.1%
Air Medical Merger Sub Corp. 6.375%, 05/15/23 (144A) (a)	517,000	$491,150
Florida East Coast Holdings Corp.
6.750%, 05/01/19 (144A)	1,014,000	1,008,930
Global Ship Lease, Inc.
10.000%, 04/01/19 (144A)	2,372,000	2,117,010
JCH Parent, Inc.
10.500%, 03/15/19 (144A) (d)	2,020,243	636,377
Onorato Armatori S.p.A.
7.750%, 02/15/23 (EUR)	300,000	318,776
Silk Bidco A/S 7.500%, 02/01/22 (EUR)	145,000	162,724
Watco Cos. LLC / Watco Finance Corp.
6.375%, 04/01/23 (144A)	617,000	610,830
XPO Logistics, Inc. 5.750%, 06/15/21 (EUR)	100,000	104,273
6.500%, 06/15/22 (144A) (a)	1,530,000	1,459,237
7.875%, 09/01/19 (144A) (a)	670,000	683,400

		7,592,707

Total Corporate Bonds & Notes (Cost $569,372,742)		561,691,948

Floating Rate Loans (i)—6.6%

Aerospace/Defense—0.2%
Silver II U.S. Holdings LLC Term Loan, 4.000%, 12/13/19	1,527,688	1,378,738

Air Freight & Logistics—0.1%
Ceva Logistics Canada ULC Term Loan, 6.500%, 03/19/21	118,570	98,117
Ceva Logistics U.S. Holdings, Inc.
Term Loan, 6.500%, 03/19/21	948,561	784,934

		883,051

Airlines—0.1%
Northwest Airlines, Inc. Term Loan, 2.128%, 09/10/18	682,083	663,326
Term Loan, 2.748%, 03/10/17	297,333	294,360

		957,686

Chemicals—0.5%
Ascend Performance Materials Operations LLC Term Loan B, 6.750%, 04/10/18	2,914,890	2,905,781
MacDermid, Inc.
Term Loan B3, 5.500%, 06/07/20	412,880	408,149
PQ Corp.
Term Loan, 5.750%, 11/04/22	353,216	354,025

		3,667,955

Commercial Services—0.4%
Jaguar Holding Co. II Term Loan B, 4.250%, 08/18/22	1,558,050	1,547,728

Commercial Services—(Continued)
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	833,624	804,447
TruGreen L.P.
1st Lien Term Loan B, 6.500%, 04/13/23	284,000	285,479
WEX, Inc.
Term Loan B, 06/21/23 (j)	362,000	361,095

		2,998,749

Electric—0.4%
Energy Future Intermediate Holding Co. LLC Term Loan, 4.250%, 12/19/16	839,000	838,738
Texas Competitive Electric Holdings Co. LLC
Term Loan, 3.750%, 11/07/16	2,110,693	2,109,813

		2,948,551

Entertainment—0.3%
Amaya Holdings B.V. 1st Lien Term Loan, 5.000%, 08/01/21	1,692,939	1,645,678
2nd Lien Term Loan, 8.000%, 08/01/22	93,087	92,466
Scientific Games International, Inc.
Term Loan B1, 10/18/20 (j)	171,560	169,719

		1,907,863

Health Care Equipment & Supplies—0.1%
Air Medical Group Holdings, Inc. Term Loan B, 4.250%, 04/28/22	613,800	601,371

Healthcare - Products—0.2%
DJO Finance LLC Term Loan, 4.250%, 06/08/20	496,578	474,232
Immucor, Inc.
Term Loan B2, 5.000%, 08/17/18	616,804	580,824

		1,055,056

Healthcare - Services—0.1%
MPH Acquisition Holdings LLC Term Loan B, 5.000%, 06/07/23	828,000	831,401

Insurance—0.1%
AssuredPartners, Inc. 1st Lien Term Loan, 5.750%, 10/21/22	320,963	319,759

Internet—0.0%
Blue Coat Holdings, Inc. Term Loan, 4.500%, 05/20/22	208,950	208,702

Lodging—0.7%
Caesars Entertainment Resort Properties LLC Term Loan B, 7.000%, 10/11/20	4,359,876	4,185,480
MGM Growth Properties Operating Partnership L.P.
Term Loan B, 4.000%, 04/25/23	526,371	528,098

		4,713,578

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Machinery—0.2%
Gates Global, Inc. Term Loan B, 4.250%, 07/06/21	1,163,519	$1,108,979

Media—1.1%
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.250%, 07/23/21	614,063	601,014
2nd Lien Term Loan, 7.500%, 07/25/22	364,800	340,480
Cengage Learning Acquisitions, Inc.
Term Loan B, 5.250%, 06/07/23	181,925	179,708
iHeartCommunications, Inc.
Term Loan D, 7.210%, 01/30/19	2,162,158	1,589,186
Ligado Networks LLC
2nd Lien Term Loan, 12/07/20 (j)	1,042,997	657,088
Term Loan, 06/15/20 (j)	4,535,591	4,050,850
Univision Communications, Inc.
Term Loan C4, 4.000%, 03/01/20	106,323	105,800

		7,524,126

Mining—0.2%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 4.250%, 06/30/19	1,491,126	1,430,549

Office/Business Equipment—0.1%
Brand Energy & Infrastructure Services, Inc. Term Loan B, 4.750%, 11/26/20	461,450	450,952

Oil & Gas—0.2%
California Resources Corp. Term Loan A, 10/01/19 (j)	393,385	364,496
CITGO Holding, Inc.
Term Loan B, 9.500%, 05/12/18	922,868	930,943
MEG Energy Corp.
Term Loan, 3.750%, 03/31/20	218,288	192,502

		1,487,941

Oil & Gas Services—0.1%
Weatherford International, Ltd. Term Loan, 07/13/20 (b) (j)	926,203	856,738

Pharmaceuticals—0.4%
Capsugel Holdings U.S., Inc. Term Loan B, 4.000%, 07/31/21	143,601	143,302
DPx Holdings B.V.
Incremental Term Loan, 4.250%, 03/11/21	727,594	710,495
Valeant Pharmaceuticals International, Inc.
Term Loan A, 3.720%, 10/20/18	243,522	238,652
Term Loan B, 4.750%, 12/11/19	223,037	217,183
Term Loan B, 4.750%, 08/05/20	749,985	728,610
Term Loan B F1, 5.000%, 04/01/22	329,802	321,191
Vizient, Inc.
1st Lien Term Loan, 6.250%, 02/13/23	292,841	294,671

		2,654,104

Retail—0.0%
J Crew Group, Inc. Term Loan B, 4.000%, 03/05/21	304,224	209,045

Semiconductors—0.3%
Avago Technologies Cayman, Ltd. Term Loan B1, 4.250%, 02/01/23	1,104,747	1,106,052
CEVA Intercompany B.V.
Term Loan, 6.500%, 03/19/21	687,707	569,078
ON Semiconductor Corp.
Term Loan B, 5.250%, 03/31/23	274,000	275,908

		1,951,038

Software—0.5%
First Data Corp.
Extended Term Loan, 4.452%, 03/24/21	599,660	598,686
Informatica Corp.
Term Loan, 4.500%, 08/05/22	627,015	612,280
Kronos, Inc.
2nd Lien Term Loan, 9.750%, 04/30/20	1,581,424	1,595,921
Solera Holdings, Inc.
Term Loan B, 5.750%, 03/03/23	670,320	671,517

		3,478,404

Telecommunications—0.2%
Hawaiian Telcom Communications, Inc. Term Loan B, 5.250%, 06/06/19	258,412	258,251
Intelsat Jackson Holdings S.A.
Term Loan B2, 3.750%, 06/30/19	435,116	395,412
Telenet International Finance S.a.r.l.
Term Loan AD, 4.250%, 06/30/24	491,000	488,954

		1,142,617

Transportation—0.1%
CEVA Group plc Term Loan, 6.500%, 03/19/21	667,146	552,064

Total Floating Rate Loans (Cost $46,047,522)		45,319,017

Common Stocks—3.9%

Capital Markets—1.7%
American Capital, Ltd. (a) (k)	707,716	11,203,144
Uranium Participation Corp. (k)	28,400	88,589

		11,291,733

Chemicals—0.0%
Advanced Emissions Solutions, Inc. (a) (k)	11,202	79,646

Consumer Finance—1.2%
Ally Financial, Inc. (Private Placement) (k)	481,235	8,214,682

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Diversified Telecommunication Services—0.2%
Broadview Networks Holdings, Inc. (k)	52,943	$42,354
Level 3 Communications, Inc. (k)	28,670	1,476,218

		1,518,572

Hotels, Restaurants & Leisure—0.3%
Amaya, Inc. (144A) (k)	143,483	2,201,194

Household Durables—0.1%
Stanley-Martin Communities LLC (b) (c) (k)	450	549,000

Oil, Gas & Consumable Fuels—0.3%
Denbury Resources, Inc. (144A) (b) (k)	104,080	342,511
Gener8 Maritime, Inc. (k)	266,132	1,703,245

		2,045,756

Wireless Telecommunication Services—0.1%
T-Mobile U.S., Inc. (a) (k)	22,900	990,883

Total Common Stocks (Cost $30,855,699)		26,891,466

Asset-Backed Securities—1.7%

Asset-Backed - Other—1.7%
ALM VII, Ltd. 4.088%, 04/24/24 (144A) (e)	450,000	432,344
ALM VIII, Ltd.
3.834%, 01/20/26 (144A) (e)	550,000	508,144
ALM XIV, Ltd.
4.084%, 07/28/26 (144A) (e)	250,000	233,204
AMMC CLO 18, Ltd.
5.665%, 05/26/28 (144A) (e)	500,000	486,475
Anchorage Capital CLO 8, Ltd.
4.855%, 07/28/28 (144A) (e)	1,000,000	952,500
Apidos CLO
4.285%, 07/22/26 (144A) (e)	550,000	518,086
Ares XXXIX CLO, Ltd.
7.897%, 07/18/28 (144A) (e)	1,000,000	927,532
Atlas Senior Loan Fund, Ltd.
3.633%, 07/16/26 (144A) (e)	250,000	240,551
4.083%, 07/16/26 (144A) (e)	250,000	222,306
Benefit Street Partners CLO, Ltd.
4.134%, 07/20/26 (144A) (e)	500,000	445,306
BlueMountain CLO, Ltd.
6.080%, 04/13/27 (144A) (e)	250,000	210,482
Cedar Funding III CLO, Ltd.
4.186%, 05/20/26 (144A) (e)	270,000	244,804
CIFC Funding, Ltd.
3.435%, 07/22/26 (144A) (e)	250,000	246,981
5.633%, 01/19/23 (144A) (e)	500,000	499,998
HPS Loan Management, Ltd.
7.084%, 07/19/27 (144A) (e)	800,000	708,566
LCM X L.P.
5.821%, 04/15/22 (144A) (e)	1,000,000	937,882

Asset-Backed - Other—(Continued)
LCM XIII L.P.
4.433%, 01/19/23 (144A) (e)	500,000	480,053
Madison Park Funding XIV, Ltd.
4.234%, 07/20/26 (144A) (e)	250,000	235,458
Madison Park Funding, Ltd.
3.095%, 04/22/22 (144A) (e)	250,000	248,447
4.145%, 04/22/22 (144A) (e)	250,000	245,392
Octagon Investment Partners 26, Ltd.
5.574%, 04/15/27 (144A) (e)	500,000	495,135
Octagon Investment Partners XII, Ltd.
5.779%, 05/05/23 (144A) (e)	400,000	360,874
OneMain Financial Issuance Trust
4.320%, 07/18/25 (144A) (c)	200,000	192,334
Symphony CLO, Ltd.
5.522%, 04/15/28 (144A) (e)	250,000	250,122
Westcott Park Clo, Ltd.
5.007%, 07/20/28 (144A) (e)	500,000	494,690
7.857%, 07/20/28 (144A) (e)	500,000	475,030

Total Asset-Backed Securities (Cost $11,406,925)		11,292,696

Mutual Funds—1.5%

Investment Company Securities—1.5%
iShares iBoxx $ High Yield Corporate Bond ETF (a) (l)	25,000	2,117,250
SPDR Barclays High Yield Bond ETF (a)	174,800	6,240,360
SPDR S&P Oil & Gas Exploration & Production ETF (a)	48,400	1,684,804

Total Mutual Funds (Cost $9,391,265)		10,042,414

Convertible Preferred Stock—0.9%

Hotels, Restaurants & Leisure—0.9%
Amaya, Inc.
Zero Coupon, 12/31/49 (CAD) (Cost $6,986,453)	7,581,000	6,292,708

Convertible Bonds—0.8%

Diversified Financial Services—0.0%
E*Trade Financial Corp. Zero Coupon, 08/31/19	11,000	24,784

Engineering & Construction—0.0%
OHL Investments S.A.
4.000%, 04/25/18 (EUR)	100,000	95,993

Oil & Gas—0.8%
Whiting Petroleum Corp.
1.250%, 06/05/20	3,447,000	3,076,448

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*/ Contracts	Value

Oil & Gas—(Continued)
Whiting Petroleum Corp.
5.000%, 03/15/19	147,000	$141,855
5.750%, 03/15/21	1,315,000	1,242,675
6.250%, 04/01/23	747,000	698,445

		5,159,423

Retail—0.0%
Enterprise Funding, Ltd. 3.500%, 09/10/20 (GBP)	300,000	297,734

Total Convertible Bonds (Cost $5,342,875)		5,577,934

Preferred Stocks—0.5%

Banks—0.5%
GMAC Capital Trust, 6.411% (e)	143,228	3,554,919

Diversified Financial Services—0.0%
Marsico Parent Superholdco LLC (144A) (b) (k)	25	0

Total Preferred Stocks (Cost $3,805,108)		3,554,919

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (b) (g)	1,395,000	0
Lear Corp. (b) (g)	1,530,000	0

		0

Chemicals—0.0%
Momentive Performance Materials, Inc. (b)	1,398,000	0

		0

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (g)	489,000	33,008
Lehman Brothers Holdings, Inc. (g)	1,740,000	117,450

		150,458

Media—0.0%
Cengage Learning Acquisitions, Inc. Term Loan (b) (g)	295,300	0

		0

Total Escrow Shares (Cost $293,283)		150,458

Purchased Options—0.0%

Put Options—0.0%
S&P 500 Index, Strike Price $2025.00, Expires 07/15/16 (Counterparty - Deutsche Bank AG)	3,430	16,750

Put Options—(Continued)
S&P 500 Index, Strike Price $2040.00, Expires 07/15/16 (Counterparty - Deutsche Bank AG)	3,554	19,655
S&P 500 Index, Strike Price $2050.00, Expires 07/15/16 (Counterparty - Deutsche Bank AG)	3,430	19,979

Total Purchased Options (Cost $93,154)		56,384

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (c) (k) (Cost $16)	1,601	2,236

Short-Term Investments—13.6%

Mutual Fund—13.4%
State Street Navigator Securities Lending MET Portfolio (m)	91,951,060	91,951,060

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $1,492,343 on 07/01/16, collateralized by $1,460,000 U.S. Treasury Inflation Indexed Note at 0.125% due 04/15/20 with a value of $1,523,875.	1,492,341	1,492,341

Total Short-Term Investments (Cost $93,443,401)		93,443,401

Total Investments—111.5% (Cost $777,038,443) (n)		764,315,581
Other assets and liabilities (net)—(11.5)%		(78,824,743)

Net Assets—100.0%		$685,490,838

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $133,238,475 and the collateral received consisted of cash in the amount of $91,951,060 and non-cash collateral with a value of $45,900,239. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 0.8% of net assets.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $4,408,104, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Illiquid security. As of June 30, 2016, these securities represent 0.1% of net assets.
(h)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2016, the value of securities pledged amounted to $1,880,000.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after June 30, 2016, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(m)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(n)	As of June 30, 2016, the aggregate cost of investments was $777,038,443. The aggregate unrealized appreciation and depreciation of investments were $18,293,922 and $(31,016,784), respectively, resulting in net unrealized depreciation of $(12,722,862).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $266,064,181, which is 38.8% of net assets.
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
HMH Publishing Co., Ltd.	06/22/14	1,601	$16	$2,236
National Air Cargo Group, Inc., 11.875%, 05/08/18	08/11/15	478,335	478,387	478,335
National Air Cargo Group, Inc., 11.875%, 05/02/18	08/11/15	463,699	463,749	463,699
OneMain Financial Issuance Trust, 4.320%, 07/18/25	05/12/15	200,000	199,964	192,334
Stanley-Martin Communities LLC	10/22/07	450	245,671	549,000
Sterling Entertainment Enterprises LLC, 9.750%, 12/15/19	12/28/12	2,750,000	2,750,000	2,722,500

				$4,408,104

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date(a)	Principal Amount		Net Closing Amount
Credit Suisse Securities (USA) LLC	0.750%	12/18/15	OPEN	USD	902,500	$902,500
Deutsche Bank AG	2.000%	05/23/16	OPEN	USD	920,000	920,000

Total						$1,822,500

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	300,000	Deutsche Bank AG	07/06/16	$	404,751	$(5,374)

Contracts to Deliver
CAD	9,003,000	Royal Bank of Canada	07/06/16		$6,912,039	$(56,528)
CAD	9,003,000	Toronto Dominion Bank	08/03/16		6,933,075	(36,270)
EUR	25,562,000	Barclays Bank plc	07/06/16		28,544,319	175,944
EUR	200,000	Citibank N.A.	07/06/16		226,535	4,578
EUR	42,000	Citibank N.A.	07/06/16		47,616	1,006
EUR	430,000	Morgan Stanley & Co. International plc	07/06/16		481,718	4,510
EUR	301,000	Morgan Stanley & Co. International plc	07/06/16		337,016	2,970
EUR	274,000	Morgan Stanley & Co. International plc	07/06/16		309,609	5,527
EUR	257,000	Morgan Stanley & Co. International plc	07/06/16		290,534	5,318
EUR	215,000	Morgan Stanley & Co. International plc	07/06/16		241,988	3,384
EUR	97,000	Morgan Stanley & Co. International plc	07/06/16		108,860	1,211
EUR	200,000	State Street Bank and Trust	07/06/16		225,818	3,861
EUR	7,000	State Street Bank and Trust	07/06/16		7,901	132
EUR	27,579,000	Morgan Stanley & Co. International plc	08/03/16		30,643,027	4,787
GBP	9,757,000	Barclays Bank plc	07/06/16		14,289,156	1,300,099
GBP	360,000	Morgan Stanley & Co. International plc	07/15/16		493,038	13,760
GBP	8,708,000	Royal Bank of Scotland plc	08/03/16		11,726,193	130,770

Net Unrealized Appreciation						$1,559,685

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
Russell 2000 Mini Index Futures	09/16/16	(46)	USD	(5,263,191)	$(14,849)
S&P 500 E-Mini Index Futures	09/16/16	(162)	USD	(16,296,958)	(633,662)

Net Unrealized Depreciation					$(648,511)

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Depreciation
ITRAXX.XO.25.V1	(5.000%)	06/21/21	0.000%	EUR	1,000,000	$(7,997)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Appreciation
CDX.NA.HY.26.V1	5.000%	06/20/21	4.288%	USD	22,924,000	$224,781

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Dell, Inc. 7.100%, due 04/15/28	(1.000%)	06/20/21	Barclays Bank plc	4.211%	USD	590,049	$83,907	$103,488	$(19,581)
Dell, Inc. 7.100%, due 04/15/28	(1.000%)	06/20/21	Barclays Bank plc	4.211%	USD	235,000	33,418	40,823	(7,405)

Totals							$117,325	$144,311	$(26,986)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
CCO Holdings LLC / CCO Holdings Capital Corp. 7.250%, due 10/30/17	8.000%	09/20/17	Deutsche Bank AG	0.481%	USD	1,500,000	$138,402	$—	$138,402

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(ITRAXX.XO)—	Markit iTraxx Crossover Index

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$3,736,730	$—	$3,736,730
Aerospace/Defense	—	8,726,717	942,034	9,668,751
Agriculture	—	220,775	—	220,775
Airlines	—	6,317,438	—	6,317,438
Apparel	—	170,619	—	170,619
Auto Manufacturers	—	1,081,354	—	1,081,354
Auto Parts & Equipment	—	4,149,373	—	4,149,373
Banks	—	24,160,556	—	24,160,556
Beverages	—	324,075	—	324,075
Biotechnology	—	197,780	—	197,780
Building Materials	—	8,733,172	—	8,733,172
Chemicals	—	8,157,815	—	8,157,815
Coal	—	3,977,470	—	3,977,470
Commercial Services	—	16,099,284	—	16,099,284
Computers	—	4,263,561	—	4,263,561
Distribution/Wholesale	—	11,135,492	—	11,135,492
Diversified Financial Services	—	23,092,036	—	23,092,036
Electric	—	8,981,838	—	8,981,838
Electrical Components & Equipment	—	538,631	—	538,631
Electronics	—	987,050	—	987,050
Energy-Alternate Sources	—	109,122	—	109,122
Engineering & Construction	—	1,980,156	—	1,980,156
Entertainment	—	4,277,778	0	4,277,778
Environmental Control	—	892,448	—	892,448
Food	—	8,875,001	—	8,875,001
Food Service	—	934,369	—	934,369
Forest Products & Paper	—	264,775	—	264,775
Healthcare-Products	—	6,567,973	—	6,567,973
Healthcare-Services	—	29,401,417	—	29,401,417
Holding Companies-Diversified	—	932,645	—	932,645
Home Builders	—	6,879,981	—	6,879,981
Home Furnishings	—	344,858	—	344,858
Household Products/Wares	—	2,143,351	—	2,143,351
Insurance	—	4,353,761	—	4,353,761
Internet	—	6,350,078	—	6,350,078
Iron/Steel	—	5,042,123	—	5,042,123
Leisure Time	—	917,159	—	917,159
Lodging	—	11,260,019	—	11,260,019
Machinery-Construction & Mining	—	559,860	—	559,860
Machinery-Diversified	—	317,625	—	317,625

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$—	$69,646,446	$2,722,500	$72,368,946
Metal Fabricate/Hardware	—	977,960	—	977,960
Mining	—	23,127,015	—	23,127,015
Miscellaneous Manufacturing	—	2,798,787	—	2,798,787
Office/Business Equipment	—	1,418,149	—	1,418,149
Oil & Gas	—	52,029,449	—	52,029,449
Oil & Gas Services	—	2,943,371	—	2,943,371
Packaging & Containers	—	21,376,555	—	21,376,555
Pharmaceuticals	—	14,283,363	—	14,283,363
Pipelines	—	26,497,098	—	26,497,098
Real Estate	—	6,431,766	0	6,431,766
Real Estate Investment Trusts	—	5,048,055	—	5,048,055
Retail	—	19,994,118	—	19,994,118
Semiconductors	—	4,092,443	—	4,092,443
Software	—	24,593,234	—	24,593,234
Storage/Warehousing	—	1,566,938	—	1,566,938
Telecommunications	—	46,019,365	—	46,019,365
Textiles	—	134,330	—	134,330
Transportation	—	7,592,707	—	7,592,707
Total Corporate Bonds & Notes	—	558,027,414	3,664,534	561,691,948
Floating Rate Loans
Aerospace/Defense	—	1,378,738	—	1,378,738
Air Freight & Logistics	—	883,051	—	883,051
Airlines	—	957,686	—	957,686
Chemicals	—	3,667,955	—	3,667,955
Commercial Services	—	2,998,749	—	2,998,749
Electric	—	2,948,551	—	2,948,551
Entertainment	—	1,907,863	—	1,907,863
Health Care Equipment & Supplies	—	601,371	—	601,371
Healthcare-Products	—	1,055,056	—	1,055,056
Healthcare-Services	—	831,401	—	831,401
Insurance	—	319,759	—	319,759
Internet	—	208,702	—	208,702
Lodging	—	4,713,578	—	4,713,578
Machinery	—	1,108,979	—	1,108,979
Media	—	7,524,126	—	7,524,126
Mining	—	1,430,549	—	1,430,549
Office/Business Equipment	—	450,952	—	450,952
Oil & Gas	—	1,487,941	—	1,487,941
Oil & Gas Services	—	—	856,738	856,738
Pharmaceuticals	—	2,654,104	—	2,654,104
Retail	—	209,045	—	209,045
Semiconductors	—	1,951,038	—	1,951,038
Software	—	3,478,404	—	3,478,404
Telecommunications	—	1,142,617	—	1,142,617
Transportation	—	552,064	—	552,064
Total Floating Rate Loans	—	44,462,279	856,738	45,319,017
Common Stocks
Capital Markets	11,291,733	—	—	11,291,733
Chemicals	79,646	—	—	79,646
Consumer Finance	8,214,682	—	—	8,214,682
Diversified Telecommunication Services	1,518,572	—	—	1,518,572
Hotels, Restaurants & Leisure	2,201,194	—	—	2,201,194
Household Durables	—	—	549,000	549,000
Oil, Gas & Consumable Fuels	1,703,245	342,511	—	2,045,756
Wireless Telecommunication Services	990,883	—	—	990,883
Total Common Stocks	25,999,955	342,511	549,000	26,891,466
Total Asset-Backed Securities*	—	11,292,696	—	11,292,696
Total Mutual Funds*	10,042,414	—	—	10,042,414
Total Convertible Preferred Stock*	—	6,292,708	—	6,292,708
Total Convertible Bonds*	—	5,577,934	—	5,577,934

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Banks	$3,554,919	$—	$—	$3,554,919
Diversified Financial Services	—	—	0	0
Total Preferred Stocks	3,554,919	—	0	3,554,919
Escrow Shares
Auto Parts & Equipment	—	—	0	0
Chemicals	—	—	0	0
Diversified Financial Services	—	150,458	—	150,458
Media	—	—	0	0
Total Escrow Shares	—	150,458	0	150,458
Total Purchased Options*	—	56,384	—	56,384
Total Warrant*	—	2,236	—	2,236
Short-Term Investments
Mutual Fund	91,951,060	—	—	91,951,060
Repurchase Agreement	—	1,492,341	—	1,492,341
Total Short-Term Investments	91,951,060	1,492,341	—	93,443,401
Total Investments	$131,548,348	$627,696,961	$5,070,272	$764,315,581

Collateral for Securities Loaned (Liability)	$—	$(91,951,060)	$—	$(91,951,060)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,657,857	$—	$1,657,857
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(98,172)	—	(98,172)
Total Forward Contracts	$—	$1,559,685	$—	$1,559,685
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(648,511)	$—	$—	$(648,511)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$224,781	$—	$224,781
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(7,997)	—	(7,997)
Total Centrally Cleared Swap Contracts	$—	$216,784	$—	$216,784
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$255,727	$—	$255,727
Total Reverse Repurchase Agreements (Liability)	$—	$(1,822,500)	$—	$(1,822,500)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Balance as of June 30, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2016
Corporate Bonds & Notes
Aerospace & Defense	$1,193,508	$(14)	$(102)	$—	$(251,358	)(a)	$942,034	$(102)
Entertainment	0	—	0	—	—		0	0
Media	2,722,500	—	—	—	—		2,722,500	—
Real Estate	0	—	0	—	—		0	0
Common Stocks
Household Durables	624,600	—	(39,089)	—	(36,511)		549,000	(39,089)
Metals & Mining	2	(1,415,501)	1,415,499	—	0		—	—
Preferred Stocks
Diversified Financial Services	0	—	0	—	—		0	0
Escrow Shares
Auto Parts & Equipment	25,594	—	(25,594)	—	—		0	(25,594)
Chemicals	0	—	0	—	—		0	0
Media	0	—	0	—	—		0	0
Floating Rate Loans
Oil & Gas Services	—	—	—	856,738	—		856,738	—

Total	$4,566,204	$(1,415,515)	$1,350,714	$856,738	$(287,869)		$5,070,272	$(64,785)

(a)	Sales include principal reductions.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$762,198,331
Affiliated investments at value (c)	2,117,250
Cash	3,419,547
Cash denominated in foreign currencies (d)	376,576
Cash collateral (e)	3,388,970
OTC swap contracts at market value	255,727
Unrealized appreciation on forward foreign currency exchange contracts	1,657,857
Receivable for:
Investments sold	5,851,358
Open OTC swap contracts cash collateral	32,000
Fund shares sold	221,471
Interest	9,477,511
Interest on OTC swap contracts	3,666
Variation margin on centrally cleared swap contracts	104,615
Prepaid expenses	4,267
Other assets	113,351

Total Assets	789,222,497
Liabilities
Reverse repurchase agreements	1,822,500
Cash collateral for OTC swap contracts	400,000
Unrealized depreciation on forward foreign currency exchange contracts	98,172
Collateral for securities loaned	91,951,060
Payables for:
Investments purchased	8,322,339
Fund shares redeemed	109,057
Variation margin on futures contracts	287,126
Interest on OTC swap contracts	252
Accrued Expenses:
Management fees	336,477
Distribution and service fees	52,341
Deferred trustees’ fees	86,413
Other expenses	265,922

Total Liabilities	103,731,659

Net Assets	$685,490,838

Net Assets Consist of:
Paid in surplus	$726,348,561
Undistributed net investment income	17,528,491
Accumulated net realized loss	(46,763,962)
Unrealized depreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	(11,622,252)

Net Assets	$685,490,838

Net Assets
Class A	$430,595,558
Class B	254,895,280
Capital Shares Outstanding*
Class A	60,220,060
Class B	36,026,884
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.15
Class B	7.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $775,003,595.
(b)	Includes securities loaned at value of $133,238,475.
(c)	Identified cost of affiliated investments was $2,034,848.
(d)	Identified cost of cash denominated in foreign currencies was $386,678.
(e)	Includes collateral of $1,989,470 for futures contracts $1,399,500 for OTC swap contracts.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$329,632
Dividends from affiliated investments	33,062
Interest (a)	20,140,520
Securities lending income	208,540

Total investment income	20,711,754
Expenses
Management fees	1,985,704
Administration fees	9,804
Custodian and accounting fees	91,494
Distribution and service fees—Class B	303,467
Interest expense	2,796
Audit and tax services	37,566
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	25,132
Insurance	2,528
Miscellaneous	7,994

Total expenses	2,495,751
Less management fee waiver	(4,229)

Net expenses	2,491,522

Net Investment Income	18,220,232

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(22,392,905)
Affiliated investments	(261,422)
Futures contracts	(2,640,440)
Written options	23,944
Swap contracts	1,460,546
Foreign currency transactions	(951,394)

Net realized loss	(24,761,671)

Net change in unrealized appreciation (depreciation) on:
Investments	45,755,486
Affiliated investments	408,938
Futures contracts	91,263
Swap contracts	(134,072)
Foreign currency transactions	1,609,762

Net change in unrealized appreciation	47,731,377

Net realized and unrealized gain	22,969,706

Net Increase in Net Assets from Operations	$41,189,938

(a)	Net of foreign withholding taxes of $746.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,220,232	$38,569,871
Net realized loss	(24,761,671)	(9,808,140)
Net change in unrealized appreciation (depreciation)	47,731,377	(55,017,156)

Increase (decrease) in net assets from operations	41,189,938	(26,255,425)

From Distributions to Shareholders
Net investment income
Class A	(29,175,416)	(40,375,454)
Class B	(16,860,304)	(21,629,568)
Net realized capital gains
Class A	0	(4,472,730)
Class B	0	(2,481,532)

Total distributions	(46,035,720)	(68,959,284)

Increase (decrease) in net assets from capital share transactions	28,435,189	(11,616,482)

Total increase (decrease) in net assets	23,589,407	(106,831,191)

Net Assets
Beginning of period	661,901,431	768,732,622

End of period	$685,490,838	$661,901,431

Undistributed net investment income
End of period	$17,528,491	$45,343,979

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,239,279	$8,997,062	3,875,950	$31,673,653
Reinvestments	4,103,434	29,175,416	5,809,350	44,848,184
Redemptions	(3,698,418)	(26,900,110)	(11,404,097)	(89,044,428)

Net increase (decrease)	1,644,295	$11,272,368	(1,718,797)	$(12,522,591)

Class B
Sales	3,443,047	$24,990,614	6,243,034	$49,449,796
Reinvestments	2,398,336	16,860,304	3,155,903	24,111,100
Redemptions	(3,436,050)	(24,688,097)	(9,338,421)	(72,654,787)

Net increase	2,405,333	$17,162,821	60,516	$906,109

Increase (decrease) derived from capital shares transactions		$28,435,189		$(11,616,482)

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.21		$8.22		$8.86	$8.93	$8.36	$8.70

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.42		0.48	0.54	0.59	0.59
Net realized and unrealized gain (loss) on investments	0.26		(0.69)		(0.16)	0.26	0.73	(0.35)

Total from investment operations	0.46		(0.27)		0.32	0.80	1.32	0.24

Less Distributions
Distributions from net investment income	(0.52)		(0.67)		(0.55)	(0.62)	(0.64)	(0.58)
Distributions from net realized capital gains	0.00		(0.07)		(0.41)	(0.25)	(0.11)	0.00

Total distributions	(0.52)		(0.74)		(0.96)	(0.87)	(0.75)	(0.58)

Net Asset Value, End of Period	$7.15		$7.21		$8.22	$8.86	$8.93	$8.36

Total Return (%) (b)	6.38	(c)(d)	(3.86	)(d)	3.65 (d)	9.52	16.80 (e)	2.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(f)	0.67		0.68	0.69	0.65	0.65
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(f)	0.66		0.67	0.66	0.65	0.65
Net ratio of expenses to average net assets (%)	0.66	(f)	0.67		0.68	0.66	0.65	0.65
Net ratio of expenses to average net assets excluding interest expense (%)	0.66	(f)	0.66		0.67	0.66	0.65	0.65
Ratio of net investment income to average net assets (%)	5.60	(f)	5.24		5.60	6.18	6.90	6.91
Portfolio turnover rate (%)	46	(c)	75		70	108	85	99
Net assets, end of period (in millions)	$430.6		$422.2		$495.7	$538.3	$589.6	$518.4

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$7.13		$8.14		$8.78	$8.85	$8.29	$8.64

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.39		0.45	0.51	0.56	0.56
Net realized and unrealized gain (loss) on investments	0.26		(0.68)		(0.15)	0.27	0.74	(0.34)

Total from investment operations	0.45		(0.29)		0.30	0.78	1.30	0.22

Less Distributions
Distributions from net investment income	(0.50)		(0.65)		(0.53)	(0.60)	(0.63)	(0.57)
Distributions from net realized capital gains	0.00		(0.07)		(0.41)	(0.25)	(0.11)	0.00

Total distributions	(0.50)		(0.72)		(0.94)	(0.85)	(0.74)	(0.57)

Net Asset Value, End of Period	$7.08		$7.13		$8.14	$8.78	$8.85	$8.29

Total Return (%) (b)	6.32	(c)	(4.16	)(d)	3.42 (d)	9.33	16.54 (e)	2.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(f)	0.92		0.93	0.94	0.90	0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.91	(f)	0.91		0.92	0.91	0.90	0.90
Net ratio of expenses to average net assets (%)	0.91	(f)	0.92		0.93	0.91	0.90	0.90
Net ratio of expenses to average net assets excluding interest expense (%)	0.91	(f)	0.91		0.92	0.91	0.90	0.90
Ratio of net investment income to average net assets (%)	5.35	(f)	4.99		5.34	5.94	6.65	6.66
Portfolio turnover rate (%)	46	(c)	75		70	108	85	99
Net assets, end of period (in millions)	$254.9		$239.7		$273.0	$309.0	$324.9	$270.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	In 2012, 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

MIST-31

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-32

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, convertible bonds, distribution redesignations and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In

MIST-33

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $1,492,341, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse

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Notes to Financial Statements—June 30, 2016—(Continued)

repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the Portfolio had an outstanding reverse repurchase agreement balance for 182 days. The average amount of borrowings was $2,023,788 and the annualized weighted average interest rate was 0.49% during the 182 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of June 30, 2016:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Deutsche Bank AG	$(920,000)	$920,000	$—
Credit Suisse Securities (USA) LLC	(902,500)	902,500	—

	$(1,822,500)	$1,822,500	$—

[1]	Collateral with a value of $1,880,000 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions and reverse repurchase agreements, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(11,701,403)	$—	$—	$—	$(11,701,403)
Corporate Bonds & Notes	(71,467,199)	—	—	—	(71,467,199)
Mutual Funds	(8,782,458)	—	—	—	(8,782,458)
Total	$(91,951,060)	$—	$—	$—	$(91,951,060)
Reverse Repurchase Agreements
Corporate Bonds & Notes	(1,822,500)	—	—	—	(1,822,500)
Total Borrowings	$(93,773,560)	$—	$—	$—	$(93,773,560)
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$(93,773,560)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Notes to Financial Statements—June 30, 2016—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

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Notes to Financial Statements—June 30, 2016—(Continued)

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2016:

Call Options	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	$—
Options written	669	20,778
Options bought back	(669)	(20,778)

Options outstanding June 30, 2016	—	$—

Put Options	Number of Contracts	Premium Received
Options outstanding December 31, 2015	—	$—
Options written	1,210	5,142
Options expired	(1,210)	(5,142)

Options outstanding June 30, 2016	—	$—

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

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Notes to Financial Statements—June 30, 2016—(Continued)

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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Notes to Financial Statements—June 30, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (a)	$255,727
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	224,781	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$7,997
Equity	Investments at market value (d)	56,384	Unrealized depreciation on futures contracts (b) (e)	648,511
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,657,857	Unrealized depreciation on forward foreign currency exchange contracts	98,172

Total		$2,194,749		$754,680

(a)	Excludes OTC swap interest receivable of $3,666 and OTC swap interest payable of $252.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,593,368	$—	$—	$1,593,368
Citibank N.A.	5,584	—	—	5,584
Deutsche Bank AG	194,786	(5,374)	(189,412)	—
Morgan Stanley & Co. International plc	41,467	—	—	41,467
Royal Bank of Scotland plc	130,770	—	—	130,770
State Street Bank and Trust	3,993	—	—	3,993

	$1,969,968	$(5,374)	$(189,412)	$1,775,182

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$5,374	$(5,374)	$—	$—
Royal Bank of Canada	56,528	—	—	56,528
Toronto Dominion Bank	36,270	—	—	36,270

	$98,172	$(5,374)	$—	$92,798

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—June 30, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$(269,078)	$—	$(269,078)
Forward foreign currency transactions	—	—	—	(1,679,412)	(1,679,412)
Futures contracts	(220,860)	—	(2,419,580)	—	(2,640,440)
Swap contracts	—	1,460,546	—	—	1,460,546
Written options	—	—	23,944	—	23,944

	$(220,860)	$1,460,546	$(2,664,714)	$(1,679,412)	$(3,104,440)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Investments (a)	$—	$—	$(36,771)	$—	$(36,771)
Forward foreign currency transactions	—	—	—	1,725,907	1,725,907
Futures contracts	(44,595)	—	135,858	—	91,263
Swap contracts	—	(134,072)	—	—	(134,072)

	$(44,595)	$(134,072)	$99,087	$1,725,907	$1,646,327

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$88,938
Forward foreign currency transactions	101,189,365
Futures contracts short	(2,315,934)
Swap contracts	19,365,094
Written options	(93,950)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$312,318,245	$0	$297,636,383

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC, that amounted to $13,909,488 in purchases and $980,921 in sales of investments, which are included above, and resulted in realized losses of $127,276.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $1,985,704.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

MIST-41

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying ETFs

A summary of the Portfolio’s transactions in the securities of affiliated Underlying ETFs during the six months ended June 30, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016	Realized Loss on shares sold	Income earned from affiliates during the period
iShares iBoxx $ High Yield Corporate Bond ETF	84,049	58,500	(117,549)	25,000	$(261,422)	$33,062

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-42

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$64,861,263	$70,879,327	$4,098,021	$19,000,077	$68,959,284	$89,879,404

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$45,746,744	$—	$(62,395,580)	$(19,281,168)	$(35,930,004)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated short term capital losses of $12,374,997 and post enactment accumulated long term capital losses of $6,906,171.

MIST-43

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Clarion Global Real Estate Portfolio returned 6.98%, 6.80%, and 6.80%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 9.38%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate shares generated a return of 8.9% over the past six months, led by positive returns in the Americas, up 12.5%, and the Asia-Pacific region, up 9.2%. The European region underperformed during the period, down -3.8%, as positive returns on the Continent were overshadowed by the performance of the U.K. property markets, down -21.6%, due to concerns over the potential impact of the recent Brexit (the U.K. referendum on leaving the European Union) vote on future economic growth. Global economic growth, although muted versus past cycles, remains in the 3% range and offers opportunity for investors in property companies.

Global property stocks continued to offer prospects for positive total returns for the balance of 2016. The Brexit referendum vote has caused economic forecasts to be revised downward in the U.K. as well in Continental Europe. Economic impact beyond Europe, however, is expected to be minor. Despite macro-economic headwinds, positive yet sluggish economic growth combined with historically low long-term interest rates bode well for real estate and real estate securities versus other asset classes. Listed property company earnings will generally be unaffected in this environment, with stable to improving occupancies, higher rents, and active transaction markets. While risks have become more elevated in the aftermath of the Brexit vote, we continue to believe any meaningful volatility creates a potential opportunity to buy high quality real estate companies with visible earnings at discounted prices. The spread between cap rates and 10-year sovereign bond yields remained at historically wide levels, and suggests that there is plenty of “cushion” should bond yields ultimately increase.

Low levels of new construction globally suggest that owners of existing properties should continue to enjoy some degree of improved pricing power. With visible earnings growth in the 6% range for this year and next, dividends growing at a slightly higher pace than earnings, and many listed property companies trading at a discount to private market values, listed real estate remains attractively valued versus the private market and continues to offer investors an investment option supported by current income via the dividend.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed the benchmark during the period as the value added by positive stock selection in Europe was more than offset by stock selection in the U.S. as well as from positioning in the Canadian and U.K. markets. U.S real estate investment trusts (“REITs”) were one of the top performers during the period as investors sought the relative safety and stable growth of the U.S. real estate markets. U.S. stock selection, however, was challenged by an investment environment which favored dividend yield over any other valuation metrics. Portfolio positioning in the U.S. favored lower-yielding companies, which offer a more attractive (higher) earnings growth profile. As a result, Portfolio holdings in the apartment and office sectors underperformed, which overshadowed positive stock selection in the mall, net lease, healthcare and storage sectors. An underweight to the outperforming Canadian market also detracted from relative returns. Despite decelerating property fundamentals, Canadian REITs outperformed as the result of the recovery in oil prices and a strengthening currency. The Brexit referendum vote was a contributor to relative underperformance during the period. We began the year with a modest underweight to the U.K. and shifted to an overweight in May because the stocks looked exceptionally cheap relative to private market values and we did not believe the “Leave” vote would prevail. This move was additive to relative performance until the result of the vote. In the Asia-Pacific region, relative performance was essentially flat as a position in Tokyo-focused developers modestly underperformed, despite clear evidence of improving property fundamentals. This offset the benefit of positive stock selection and asset allocation decisions in Hong Kong. Stock selection in Europe was the strongest contributor to relative performance during the period as positions in German Residential and French Office were notable outperformers. An overweight to the outperforming U.S. market also added value.

Portfolio shifts during the period were largely company-specific and centered on adding to positions that offer a combination of discounted relative valuations, visible cash flow earnings growth, conservative balance sheets, low development pipelines, and longer-term leases.

In the Asia-Pacific region, over the period we favored Australia and the Japanese REIT sector. Australian investments are benefiting from an attractive combination of yield and growth, plus mergers and acquisitions activity which has recently increased given wide access to attractively priced capital by quality institutional investors, including listed real estate companies. In Japan, we preferred REITs with exposure to the Tokyo office market, which continued to experience improved rental growth as vacancies approach the 4% threshold at which landlords enjoy increasing pricing power. We also liked Japanese retail in urban locations, which is benefiting from strong inbound tourism and consumer spending, and J-REITs with access to robust acquisition pipelines from their sponsors. We are cautious in Hong Kong and Singapore as the result of the indirect impact of weaker demand from mainland China, which is weighing on demand across all property types.

Given continued uncertainty surrounding the future economic and political relationship between the U.K. and E.U. and issues surrounding where we are in the economic and real estate cycles, at period end we believed that continued caution is warranted with respect to our U.K. positioning, although any further material weakness may present investment opportunity, as the Brexit scenario is

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*—(Continued)

increasingly reflected in listed share prices. Over the reporting period, we favored the more economically stable sectors of grocery-anchored retail, dominant regional malls and storage versus the more cyclical London office sector, particularly as longer-term questions arise surrounding the future of London as the financial capital of Europe.

We believe that while the Continental European listed property stocks will likely not be as volatile or negative as the U.K., they are likely to come under pressure as the process of the U.K.’s withdrawal continues. We consider our positions in the German residential and dominant European mall companies to be more defensive and, therefore, more desirable in this uncertain environment. We believe our period-end positioning in the Paris office market might benefit from any future relocation of companies from the U.K., but we think that this will take time and may be offset by political worries that France and perhaps other E.U. countries ultimately conduct their own referendums regarding E.U. membership. We remained selective on the office markets in Paris and on the Continent.

In the U.S., we preferred discounted stocks that offer visible earnings growth, conservative balance sheets and modest development pipelines. Specifically, we favored the Class-A mall companies, data centers, and Central Business District office companies; we remained more selective in the storage, suburban office and healthcare sectors, although acknowledge the relative attractiveness of dividend yield in an uncertain market. We remained selective on the more bond-like sectors that offer modest growth and trade at large premiums to our estimate of underlying private market real estate value.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA /NAREIT DEVELOPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	6.98	9.30	6.90	3.31
Class B	6.80	9.03	6.64	3.05
Class E	6.80	9.12	6.74	3.16
FTSE EPRA /NAREIT Developed Index	9.38	12.57	8.62	4.99

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	5.7
Welltower, Inc. (REIT)	3.7
Equity Residential (REIT)	3.5
General Growth Properties, Inc. (REIT)	3.3
Public Storage (REIT)	3.1
AvalonBay Communities, Inc. (REIT)	3.0
Unibail-Rodamco SE (REIT)	2.8
Kimco Realty Corp. (REIT)	2.7
ProLogis, Inc. (REIT)	2.6
Klepierre (REIT)	2.6

Top Countries

% of Net Assets
United States	57.3
Japan	13.1
France	7.2
Australia	6.8
Hong Kong	5.7
United Kingdom	5.0
Germany	2.7
Netherlands	0.9
Sweden	0.5
Spain	0.2

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.65%	$1,000.00	$1,069.80	$3.35
	Hypothetical*	0.65%	$1,000.00	$1,021.63	$3.27

Class B	Actual	0.90%	$1,000.00	$1,068.00	$4.63
	Hypothetical*	0.90%	$1,000.00	$1,020.39	$4.52

Class E	Actual	0.80%	$1,000.00	$1,068.00	$4.11
	Hypothetical*	0.80%	$1,000.00	$1,020.89	$4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Australia—6.8%
GPT Group (The) (REIT)	2,253,351	$9,115,400
Mirvac Group (REIT)	11,973,598	18,114,482
Scentre Group (REIT)	9,561,527	35,167,326
Vicinity Centres (REIT)	6,183,004	15,384,569
Westfield Corp. (REIT)	3,231,674	25,747,862

		103,529,639

France—7.2%
Gecina S.A. (REIT)	156,958	21,454,590
ICADE (REIT)	73,731	5,242,875
Klepierre (REIT)	897,682	40,048,650
Unibail-Rodamco SE (REIT)	163,088	42,727,967

		109,474,082

Germany—2.7%
Deutsche Wohnen AG	143,794	4,879,942
LEG Immobilien AG (a)	342,887	32,047,365
Vonovia SE	120,031	4,380,565

		41,307,872

Hong Kong—5.7%
Cheung Kong Property Holdings, Ltd.	2,669,500	16,838,206
Henderson Land Development Co., Ltd.	515,900	2,923,357
Link REIT (The) (REIT)	5,538,600	37,890,221
Sun Hung Kai Properties, Ltd.	2,411,300	29,035,781

		86,687,565

Japan—13.1%
Daito Trust Construction Co., Ltd.	51,600	8,364,153
GLP J-REIT (REIT)	6,446	8,138,348
Invincible Investment Corp. (REIT) (b)	2,079	1,309,372
Japan Real Estate Investment Corp. (REIT)	482	2,966,593
Japan Retail Fund Investment Corp. (REIT)	14,284	36,353,117
Kenedix Realty Investment Corp. (REIT)	2,307	13,709,949
Mitsubishi Estate Co., Ltd.	1,915,756	35,027,805
Mitsui Fudosan Co., Ltd.	1,386,574	31,652,643
Mori Hills REIT Investment Corp. (REIT)	6,952	10,865,743
Nippon Building Fund, Inc. (REIT) (b)	509	3,128,638
Nippon Prologis REIT, Inc. (REIT)	8,702	21,133,532
Orix JREIT, Inc. (REIT)	8,543	14,672,543
Sumitomo Realty & Development Co., Ltd.	411,000	11,091,122

		198,413,558

Netherlands—0.9%
Eurocommercial Properties NV (REIT)	196,474	8,429,447
NSI NV (REIT)	1,313,326	5,284,373

		13,713,820

Spain—0.2%
Hispania Activos Inmobiliarios SOCIMI S.A. (b)	278,750	3,265,457

Sweden—0.5%
Hufvudstaden AB—A Shares	474,953	7,437,498

United Kingdom—5.0%
British Land Co. plc (The) (REIT)	983,749	8,146,588
Derwent London plc (REIT)	153,492	5,408,688
Great Portland Estates plc (REIT)	1,189,976	9,970,324
Hammerson plc (REIT)	1,236,811	9,035,558
Land Securities Group plc (REIT)	2,763,542	39,111,697
Safestore Holdings plc (REIT)	911,484	4,493,757

		76,166,612

United States—56.6%
Alexandria Real Estate Equities, Inc. (REIT) (b)	132,200	13,685,344
AvalonBay Communities, Inc. (REIT)	248,280	44,787,229
CubeSmart (REIT)	328,660	10,149,021
DCT Industrial Trust, Inc. (REIT)	325,227	15,623,905
DDR Corp. (REIT)	1,225,033	22,222,099
Digital Realty Trust, Inc. (REIT) (b)	310,639	33,856,545
Equity Residential (REIT)	775,650	53,426,772
Gaming and Leisure Properties, Inc. (REIT) (b)	582,000	20,067,360
General Growth Properties, Inc. (REIT)	1,669,444	49,782,820
Healthcare Realty Trust, Inc. (REIT)	394,075	13,788,684
Healthcare Trust of America, Inc. (REIT) - Class A	434,369	14,047,494
Highwoods Properties, Inc. (REIT)	206,778	10,917,878
Host Hotels & Resorts, Inc. (REIT) (b)	1,278,377	20,722,491
Kilroy Realty Corp. (REIT) (b)	371,600	24,633,364
Kimco Realty Corp. (REIT)	1,327,700	41,663,226
MGM Growth Properties LLC (REIT) - Class A	280,792	7,491,531
Paramount Group, Inc. (REIT)	540,900	8,621,946
Pebblebrook Hotel Trust (REIT)	399,588	10,489,185
ProLogis, Inc. (REIT)	818,192	40,124,136
Public Storage (REIT)	185,360	47,376,162
QTS Realty Trust, Inc. (REIT) - Class A (b)	144,100	8,066,718
Regency Centers Corp. (REIT) (b)	230,000	19,257,900
Simon Property Group, Inc. (REIT)	396,279	85,952,915
SL Green Realty Corp. (REIT)	360,560	38,388,823
Spirit Realty Capital, Inc. (REIT)	2,045,912	26,126,296
Sun Communities, Inc. (REIT) (b)	268,100	20,547,184
Sunstone Hotel Investors, Inc. (REIT)	981,207	11,843,169
UDR, Inc. (REIT)	604,375	22,313,525
VEREIT, Inc. (REIT)	2,706,581	27,444,731
Vornado Realty Trust (REIT)	381,152	38,160,938
Welltower, Inc. (REIT)	742,057	56,522,482

		858,101,873

Total Common Stocks (Cost $1,333,432,511)		1,498,097,976

Short-Term Investments—5.2%

Mutual Fund—4.5%
State Street Navigator Securities Lending MET Portfolio (c)	68,092,508	68,092,508

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2015 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $11,461,811 on 07/01/16, collateralized by $11,025,000 U.S. Treasury Note at 2.375% due 12/31/20 with a value of $11,695,111.	11,461,801	$11,461,801

Total Short-Term Investments (Cost $79,554,309)		79,554,309

Total Investments—103.9% (Cost $1,412,986,820) (d)		1,577,652,285
Other assets and liabilities (net)—(3.9)%		(59,845,683)

Net Assets — 100.0%		$1,517,806,602

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $84,842,505 and the collateral received consisted of cash in the amount of $68,092,508 and non-cash collateral with a value of $18,019,191. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,412,986,820. The aggregate unrealized appreciation and depreciation of investments were $210,053,367 and $(45,387,902), respectively, resulting in net unrealized appreciation of $164,665,465.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Retail REIT’s	31.5
Specialized REIT’s	17.1
Office REIT’s	12.0
Diversified REIT’s	10.9
Residential REIT’s	9.4
Diversified Real Estate Activities	7.8
Industrial REIT’s	5.6
Real Estate Operating Companies	3.4
Real Estate Development	1.1

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$103,529,639	$—	$103,529,639
France	—	109,474,082	—	109,474,082
Germany	—	41,307,872	—	41,307,872
Hong Kong	—	86,687,565	—	86,687,565
Japan	—	198,413,558	—	198,413,558
Netherlands	—	13,713,820	—	13,713,820
Spain	—	3,265,457	—	3,265,457
Sweden	—	7,437,498	—	7,437,498
United Kingdom	—	76,166,612	—	76,166,612
United States	858,101,873	—	—	858,101,873
Total Common Stocks	858,101,873	639,996,103	—	1,498,097,976
Short-Term Investments
Mutual Fund	68,092,508	—	—	68,092,508
Repurchase Agreement	—	11,461,801	—	11,461,801
Total Short-Term Investments	68,092,508	11,461,801	—	79,554,309
Total Investments	$926,194,381	$651,457,904	$—	$1,577,652,285

Collateral for Securities Loaned (Liability)	$—	$(68,092,508)	$—	$(68,092,508)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,577,652,285
Cash denominated in foreign currencies (c)	368,035
Receivable for:
Investments sold	7,237,507
Fund shares sold	226,977
Dividends and interest	5,999,549
Prepaid expenses	9,350

Total Assets	1,591,493,703
Liabilities
Collateral for securities loaned	68,092,508
Payables for:
Investments purchased	2,691,174
Fund shares redeemed	1,504,461
Accrued Expenses:
Management fees	740,689
Distribution and service fees	125,029
Deferred trustees’ fees	86,413
Other expenses	446,827

Total Liabilities	73,687,101

Net Assets	$1,517,806,602

Net Assets Consist of:
Paid in surplus	$1,501,709,440
Undistributed net investment income	17,696,778
Accumulated net realized loss	(166,221,353)
Unrealized appreciation on investments and foreign currency transactions	164,621,737

Net Assets	$1,517,806,602

Net Assets
Class A	$879,042,265
Class B	598,518,413
Class E	40,245,924
Capital Shares Outstanding*
Class A	71,422,179
Class B	48,815,751
Class E	3,271,601
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.31
Class B	12.26
Class E	12.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,412,986,820.
(b)	Includes securities loaned at value of $84,842,505.
(c)	Identified cost of cash denominated in foreign currencies was $369,575.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$31,794,001
Interest	1,044
Securities lending income	231,941

Total investment income	32,026,986
Expenses
Management fees	4,466,070
Administration fees	21,530
Custodian and accounting fees	129,297
Distribution and service fees—Class B	726,347
Distribution and service fees—Class E	29,210
Audit and tax services	26,457
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	78,529
Insurance	5,242
Miscellaneous	24,955

Total expenses	5,536,903
Less broker commission recapture	(73,980)

Net expenses	5,462,923

Net Investment Income	26,564,063

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	9,572,481
Foreign currency transactions	(218,083)

Net realized gain	9,354,398

Net change in unrealized appreciation (depreciation) on:
Investments	62,397,339
Foreign currency transactions	(1,078)

Net change in unrealized appreciation	62,396,261

Net realized and unrealized gain	71,750,659

Net Increase in Net Assets from Operations	$98,314,722

(a)	Net of foreign withholding taxes of $902,364.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,564,063	$33,452,750
Net realized gain	9,354,398	134,160,691
Net change in unrealized appreciation (depreciation)	62,396,261	(180,246,601)

Increase (decrease) in net assets from operations	98,314,722	(12,633,160)

From Distributions to Shareholders
Net investment income
Class A	(19,943,364)	(38,353,440)
Class B	(11,979,405)	(25,028,170)
Class E	(849,009)	(1,690,094)

Total distributions	(32,771,778)	(65,071,704)

Decrease in net assets from capital share transactions	(80,234,419)	(354,800,651)

Total decrease in net assets	(14,691,475)	(432,505,515)

Net Assets
Beginning of period	1,532,498,077	1,965,003,592

End of period	$1,517,806,602	$1,532,498,077

Undistributed (distributions in excess of) net investment income
End of period	$17,696,778	$23,904,493

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	578,373	$6,839,985	1,910,174	$23,691,816
Reinvestments	1,670,298	19,943,364	3,239,311	38,353,440
Redemptions	(6,120,088)	(72,529,433)	(28,686,808)	(361,434,363)

Net decrease	(3,871,417)	$(45,746,084)	(23,537,323)	$(299,389,107)

Class B
Sales	784,482	$9,075,736	2,807,691	$34,431,723
Reinvestments	1,006,673	11,979,405	2,121,031	25,028,170
Redemptions	(4,606,145)	(54,024,918)	(9,216,215)	(111,883,074)

Net decrease	(2,814,990)	$(32,969,777)	(4,287,493)	$(52,423,181)

Class E
Sales	93,364	$1,114,538	276,389	$3,415,274
Reinvestments	71,106	849,009	142,744	1,690,094
Redemptions	(292,416)	(3,482,105)	(670,580)	(8,093,731)

Net decrease	(127,946)	$(1,518,558)	(251,447)	$(2,988,363)

Decrease derived from capital shares transactions		$(80,234,419)		$(354,800,651)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.78		$12.43	$11.14	$11.50	$9.32	$10.23

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.25	0.24	0.24	0.27	0.23
Net realized and unrealized gain (loss) on investments	0.59		(0.40)	1.26	0.23	2.15	(0.73)

Total from investment operations	0.81		(0.15)	1.50	0.47	2.42	(0.50)

Less Distributions
Distributions from net investment income	(0.28)		(0.50)	(0.21)	(0.83)	(0.24)	(0.41)

Total distributions	(0.28)		(0.50)	(0.21)	(0.83)	(0.24)	(0.41)

Net Asset Value, End of Period	$12.31		$11.78	$12.43	$11.14	$11.50	$9.32

Total Return (%) (b)	6.98	(c)	(1.23)	13.67	3.76	26.30	(5.28)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	(d)	0.64	0.64	0.65	0.66	0.67
Ratio of net investment income to average net assets (%)	3.72	(d)	2.03	2.07	2.12	2.54	2.35
Portfolio turnover rate (%)	21	(c)	44	39 (e)	36	43	31
Net assets, end of period (in millions)	$879.0		$887.3	$1,228.3	$1,200.0	$1,080.7	$939.0

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.72		$12.36	$11.09	$11.45	$9.28	$10.20

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.22	0.22	0.21	0.24	0.21
Net realized and unrealized gain (loss) on investments	0.59		(0.39)	1.24	0.23	2.14	(0.74)

Total from investment operations	0.79		(0.17)	1.46	0.44	2.38	(0.53)

Less Distributions
Distributions from net investment income	(0.25)		(0.47)	(0.19)	(0.80)	(0.21)	(0.39)

Total distributions	(0.25)		(0.47)	(0.19)	(0.80)	(0.21)	(0.39)

Net Asset Value, End of Period	$12.26		$11.72	$12.36	$11.09	$11.45	$9.28

Total Return (%) (b)	6.80	(c)	(1.40)	13.27	3.55	25.99	(5.59)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	(d)	0.89	0.89	0.90	0.91	0.92
Ratio of net investment income to average net assets (%)	3.46	(d)	1.81	1.84	1.86	2.29	2.09
Portfolio turnover rate (%)	21	(c)	44	39 (e)	36	43	31
Net assets, end of period (in millions)	$598.5		$605.2	$691.4	$526.2	$518.7	$443.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.77		$12.41	$11.13	$11.49	$9.31	$10.22

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.23	0.23	0.22	0.25	0.22
Net realized and unrealized gain (loss) on investments	0.58		(0.39)	1.25	0.24	2.15	(0.74)

Total from investment operations	0.79		(0.16)	1.48	0.46	2.40	(0.52)

Less Distributions
Distributions from net investment income	(0.26)		(0.48)	(0.20)	(0.82)	(0.22)	(0.39)

Total distributions	(0.26)		(0.48)	(0.20)	(0.82)	(0.22)	(0.39)

Net Asset Value, End of Period	$12.30		$11.77	$12.41	$11.13	$11.49	$9.31

Total Return (%) (b)	6.80	(c)	(1.30)	13.42	3.63	26.13	(5.41)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	(d)	0.79	0.79	0.80	0.81	0.82
Ratio of net investment income to average net assets (%)	3.57	(d)	1.91	1.92	1.96	2.38	2.17
Portfolio turnover rate (%)	21	(c)	44	39 (e)	36	43	31
Net assets, end of period (in millions)	$40.2		$40.0	$45.3	$42.7	$41.5	$35.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), real estate investment trust (REIT) adjustments, and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $11,461,801, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high- quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$308,235,873	$0	$401,336,128

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$4,466,070	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$65,071,704	$32,520,978	$—	$—	$65,071,704	$32,520,978

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$35,191,204	$—	$84,275,680	$(168,830,719)	$—	$(49,363,835)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

During the year ended December 31, 2015 the Portfolio utilized capital loss carryforwards of $90,765,367.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$81,135,512	$87,695,207	$168,830,719

MIST-17

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the ClearBridge Aggressive Growth Portfolio returned -4.25%, -4.45%, and -4.37%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 1.14%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks delivered gains during the reporting period, led by value-oriented shares. The large cap S&P 500 Index gained 3.84% for the six months ended June 30, 2016, the S&P MidCap 400 Index returned 7.93% and the small cap Russell 2000 Index added 2.22% during the same period. Markets endured several periods of heightened volatility during the period, with global growth concerns centered in China and commodity price declines sparking a global stock correction in the first six weeks of the year. Brexit, the surprise vote by the United Kingdom to leave the European Union, led to another sharp, but short-lived sell-off in late June.

The U.S. economy continued it slow march forward in the first half of the year. After enduring a four-month deceleration in job growth, which bottomed with the economy adding just 11,000 jobs in May, the worst payroll showing since 2010, employment picked up in June with employers adding a much better than expected 287,000 positions. For the six-month period, payrolls increased by an average of 168,000 per month, off the robust pace of 2015, and the unemployment rate declined to 4.9%. Wages grew 2.6% over the past year through June, the strongest showing since the financial crisis. First-quarter gross domestic product expanded at a 1.1% pace while industrial production showed improvement with manufacturing hitting its highest level since mid-2015 while housing sales continued to grow.

The mixed economic picture combined with the global economic uncertainty fanned by Brexit has caused the Federal Reserve (the “Fed”) to maintain its cautious stance on rates. Concern over the future relationship of the U.K. and European Union sent their currencies lower, leading to strength in the U.S. dollar and a surge in demand for U.S. Treasuries, pushing the yield on the 10-year Treasury down 80 basis points for the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2016, the Portfolio underperformed the benchmark Russell 3000 Growth Index. Relative to the benchmark, both stock selection and sector allocation detracted from performance for the period. In particular, an overweight to the Health Care sector, a lack of exposure to the Consumer Staples sector and stock selection in the Energy and Information Technology sectors negatively impacted returns. In terms of individual holdings, the leading detractors from performance included positions in Allergan, Valeant Pharmaceuticals, Biogen and Vertex Pharmaceuticals in the Health Care sector and Seagate Technology in the Information Technology sector. Valeant and Vertex, in particular, detracted from performance during the first quarter of 2016 in sharp selloffs.

Relative to the benchmark, stock selection in the Industrials and Consumer Discretionary sectors and an overweight to the Energy sector contributed to relative results. The leading individual contributors included UnitedHealth Group in the Health Care sector, Comcast in the Consumer Discretionary sector, L-3 Communications and Tyco International in the Industrials sector and Broadcom in the Information Technology sector.

During the period, the Portfolio sold a position in ADT Corp. in the Industrials sector after the company announced it was being acquired by Apollo Global Management.

During the six month period ended June 30, 2016, the Portfolio’s positioning with regard to sector weightings was largely consistent, with average allocations concentrated in the Health Care (41.05%), Information Technology (20.07%), Consumer Discretionary (19.76%), Energy (8.32%) and Industrials (5.97%) sectors with minimal exposure to the Materials (0.65%) and Telecommunication Services (0.20%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials and Utilities sectors. As always, the Portfolio’s sector allocations were a function of our bottom up stock selection process.

MIST-1

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

At period end, we maintained our view that market leadership will continue to shift to companies in the Energy, Media, Health Care and Technology sectors. And with an assist from Brexit, the factors that had made us cautious on the broader market for nearly two years: valuations, Federal Reserve policy and investor sentiment, continue to point in a more supportive direction for equities.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	-4.25	-11.32	11.78	7.44
Class B	-4.45	-11.61	11.50	7.18
Class E	-4.37	-11.53	11.60	7.29
Russell 3000 Growth Index	1.14	1.88	12.03	8.65

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
UnitedHealth Group, Inc.	10.7
Comcast Corp. - Class A	9.7
Amgen, Inc.	8.4
Biogen, Inc.	6.8
Allergan plc	5.9
Broadcom, Ltd.	4.5
Anadarko Petroleum Corp.	4.1
L-3 Communications Holdings, Inc.	2.8
Vertex Pharmaceuticals, Inc.	2.6
Medtronic plc	2.4

Top Sectors

% of Net Assets
Health Care	38.8
Consumer Discretionary	20.2
Information Technology	17.8
Energy	8.8
Industrials	6.5
Materials	0.9
Telecommunication Services	0.2

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.58%	$1,000.00	$957.50	$2.82
	Hypothetical*	0.58%	$1,000.00	$1,021.98	$2.92

Class B(a)	Actual	0.83%	$1,000.00	$955.50	$4.04
	Hypothetical*	0.83%	$1,000.00	$1,020.79	$4.17

Class E(a)	Actual	0.73%	$1,000.00	$956.30	$3.55
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—93.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
Engility Holdings, Inc. (a) (b)	57,266	$1,209,458
L-3 Communications Holdings, Inc.	582,900	85,505,601

		86,715,059

Biotechnology—18.5%
Aduro Biotech, Inc. (a) (b)	31,570	357,057
Agios Pharmaceuticals, Inc. (a) (b)	120,800	5,060,916
Amgen, Inc.	1,710,100	260,191,715
Biogen, Inc. (a)	867,860	209,865,905
ImmunoGen, Inc. (a) (b)	499,700	1,539,076
Ionis Pharmaceuticals, Inc. (a) (b)	498,335	11,606,222
ProQR Therapeutics NV (a)	88,300	427,372
Spark Therapeutics, Inc. (a) (b)	33,520	1,713,878
Vertex Pharmaceuticals, Inc. (a)	932,672	80,228,445

		570,990,586

Commercial Services & Supplies—2.0%
Tyco International plc	1,473,125	62,755,125

Communications Equipment—0.1%
ARRIS International plc (a)	122,915	2,576,298

Construction & Engineering—0.8%
Fluor Corp.	519,410	25,596,525

Diversified Telecommunication Services—0.2%
AT&T, Inc.	157,745	6,816,161

Electronic Equipment, Instruments & Components—2.8%
Dolby Laboratories, Inc. - Class A	295,300	14,130,105
Fitbit, Inc. - Class A (a) (b)	54,350	664,157
TE Connectivity, Ltd.	1,269,625	72,508,284

		87,302,546

Energy Equipment & Services—4.4%
Core Laboratories NV (b)	514,070	63,688,132
Frank’s International NV	30,500	445,605
National Oilwell Varco, Inc. (b)	916,878	30,852,945
Weatherford International plc (a) (b)	7,614,500	42,260,475

		137,247,157

Health Care Equipment & Supplies—2.5%
Medtronic plc	861,379	74,741,856
Wright Medical Group NV (a) (b)	58,679	1,019,254

		75,761,110

Health Care Providers & Services—10.7%
UnitedHealth Group, Inc.	2,345,450	331,177,540

Internet & Catalog Retail—2.2%
Liberty Interactive Corp. - Class A (a)	1,867,200	47,370,864
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	3,378,710
Liberty Ventures - Series A (a)	419,879	15,564,914

		66,314,488

Internet Software & Services—2.3%
Facebook, Inc. - Class A (a)	535,500	61,196,940
Twitter, Inc. (a) (b)	600,000	10,146,000

		71,342,940

Machinery—0.6%
Pentair plc (b)	339,804	19,807,175

Media—18.1%
AMC Networks, Inc. - Class A (a)	825,825	49,896,347
CBS Corp. - Class B	323,200	17,595,008
Comcast Corp. - Class A	4,609,600	300,499,824
Liberty Braves Group - Class A (a) (b)	47,058	707,752
Liberty Braves Group - Class C (a) (b)	94,117	1,379,755
Liberty Broadband Corp. - Class A (a)	117,647	6,988,232
Liberty Broadband Corp. - Class C (a)	305,883	18,352,980
Liberty Global plc - Class A (a)	299,400	8,700,564
Liberty Global plc - Class C (a)	299,400	8,577,810
Liberty Global plc LiLAC - Class A (a) (b)	52,326	1,688,030
Liberty Global plc LiLAC - Class C (a) (b)	52,326	1,700,065
Liberty Media Group - Class A (a)	117,647	2,251,764
Liberty Media Group - Class C (a) (b)	235,294	4,463,527
Liberty SiriusXM Group - Class A (a) (b)	470,588	14,757,640
Liberty SiriusXM Group - Class C (a)	941,176	29,054,103
Madison Square Garden Co. (The) - Class A (a)	286,049	49,346,313
MSG Networks, Inc. - Class A (a)	858,150	13,164,021
Starz - Class A (a) (b)	513,888	15,375,529
Viacom, Inc. - Class B	344,700	14,294,709

		558,793,973

Metals & Mining—0.9%
Freeport-McMoRan, Inc. (b)	1,270,800	14,156,712
Nucor Corp.	274,700	13,572,927

		27,729,639

Oil, Gas & Consumable Fuels—4.4%
Anadarko Petroleum Corp.	2,369,860	126,195,045
Newfield Exploration Co. (a) (b)	205,400	9,074,572

		135,269,617

Pharmaceuticals—7.1%
Allergan plc (a)	786,777	181,816,297
Mallinckrodt plc (a)	143,915	8,747,153
Teva Pharmaceutical Industries, Ltd. (ADR)	298,100	14,973,563
Valeant Pharmaceuticals International, Inc. (a)	653,070	13,152,830

		218,689,843

Semiconductors & Semiconductor Equipment—6.6%
Broadcom, Ltd.	891,161	138,486,420
Cree, Inc. (a) (b)	887,200	21,683,168
Intel Corp.	1,288,348	42,257,814

		202,427,402

Software—3.5%
Autodesk, Inc. (a) (b)	944,300	51,124,402

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Citrix Systems, Inc. (a)	616,100	$49,343,449
Nuance Communications, Inc. (a)	400,000	6,252,000

		106,719,851

Technology Hardware, Storage & Peripherals—2.6%
Seagate Technology plc (b)	2,448,500	59,645,460
Western Digital Corp. (b)	444,489	21,006,550

		80,652,010

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	229,219	4,158,033

Total Common Stocks (Cost $2,163,835,468)		2,878,843,078

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group NV, Expires 03/01/19 (a) (Cost $573,350)	229,340	286,675

Short-Term Investments—13.8%

Mutual Fund—7.4%
State Street Navigator Securities Lending MET Portfolio (c)	229,362,350	229,362,350

Repurchase Agreement—6.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $196,858,926 on 07/01/16, collateralized by $194,715,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $200,799,844.	196,858,762	196,858,762

Total Short-Term Investments (Cost $426,221,112)		426,221,112

Total Investments—107.0% (Cost $2,590,629,930) (d)		3,305,350,865
Other assets and liabilities (net)—(7.0)%		(217,085,878)

Net Assets—100.0%		$3,088,264,987

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $258,946,665 and the collateral received consisted of cash in the amount of $229,362,350 and non-cash collateral with a value of $32,251,060. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $2,590,629,930. The aggregate unrealized appreciation and depreciation of investments were $995,964,839 and $(281,243,904), respectively, resulting in net unrealized appreciation of $714,720,935.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,878,843,078	$—	$—	$2,878,843,078
Total Rights*	286,675	—	—	286,675
Short-Term Investments
Mutual Fund	229,362,350	—	—	229,362,350
Repurchase Agreement	—	196,858,762	—	196,858,762
Total Short-Term Investments	229,362,350	196,858,762	—	426,221,112
Total Investments	$3,108,492,103	$196,858,762	$—	$3,305,350,865

Collateral for Securities Loaned (Liability)	$—	$(229,362,350)	$—	$(229,362,350)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$3,305,350,865
Receivable for:
Investments sold	21,016,539
Fund shares sold	388,343
Dividends and interest	774,151
Prepaid expenses	19,691

Total Assets	3,327,549,589
Liabilities
Collateral for securities loaned	229,362,350
Payables for:
Investments purchased	5,040,990
Fund shares redeemed	2,663,695
Accrued Expenses:
Management fees	1,413,266
Distribution and service fees	229,503
Deferred trustees’ fees	154,692
Other expenses	420,106

Total Liabilities	239,284,602

Net Assets	$3,088,264,987

Net Assets Consist of:
Paid in surplus	$2,867,869,023
Undistributed net investment income	10,960,768
Accumulated net realized loss	(505,277,442)
Unrealized appreciation on investments and foreign currency transactions	714,712,638

Net Assets	$3,088,264,987

Net Assets
Class A	$1,964,753,084
Class B	1,084,413,827
Class E	39,098,076
Capital Shares Outstanding*
Class A	135,050,943
Class B	76,291,015
Class E	2,725,605
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.55
Class B	14.21
Class E	14.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,590,629,930.
(b)	Includes securities loaned at value of $258,946,665.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$18,968,927
Interest	18,384
Securities lending income	576,027

Total investment income	19,563,338
Expenses
Management fees	8,416,166
Administration fees	44,039
Custodian and accounting fees	77,506
Distribution and service fees—Class B	1,355,511
Distribution and service fees—Class E	29,534
Audit and tax services	20,240
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	89,691
Insurance	11,843
Miscellaneous	13,801

Total expenses	10,087,597
Less management fee waiver	(23,149)

Net expenses	10,064,448

Net Investment Income	9,498,890

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	55,780,009

Net change in unrealized appreciation (depreciation) on:
Investments	(207,100,675)
Foreign currency transactions	3,804

Net change in unrealized depreciation	(207,096,871)

Net realized and unrealized loss	(151,316,862)

Net Decrease in Net Assets From Operations	$(141,817,972)

(a)	Net of foreign withholding taxes of $116,600.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,498,890	$19,494,951
Net realized gain	55,780,009	228,518,383
Net change in unrealized depreciation	(207,096,871)	(373,909,555)

Decrease in net assets from operations	(141,817,972)	(125,896,221)

From Distributions to Shareholders
Net investment income
Class A	(13,307,320)	(9,246,828)
Class B	(4,285,535)	(2,851,224)
Class E	(196,065)	(146,653)

Total distributions	(17,788,920)	(12,244,705)

Decrease in net assets from capital share transactions	(15,814,729)	(270,613,517)

Total decrease in net assets	(175,421,621)	(408,754,443)

Net Assets
Beginning of period	3,263,686,608	3,672,441,051

End of period	$3,088,264,987	$3,263,686,608

Undistributed net investment income
End of period	$10,960,768	$19,250,798

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	5,935,974	$84,855,841	5,892,809	$96,021,904
Reinvestments	915,851	13,307,320	548,773	9,246,828
Redemptions	(4,392,147)	(63,107,545)	(16,893,721)	(276,327,418)

Net increase (decrease)	2,459,678	$35,055,616	(10,452,139)	$(171,058,686)

Class B
Sales	2,449,277	$34,195,887	8,154,039	$127,565,821
Reinvestments	301,798	4,285,535	173,222	2,851,224
Redemptions	(6,230,058)	(86,749,832)	(14,243,929)	(224,246,819)

Net decrease	(3,478,983)	$(48,268,410)	(5,916,668)	$(93,829,774)

Class E
Sales	69,980	$995,138	420,911	$6,698,551
Reinvestments	13,682	196,065	8,829	146,653
Redemptions	(268,977)	(3,793,138)	(787,954)	(12,570,261)

Net decrease	(185,315)	$(2,601,935)	(358,214)	$(5,725,057)

Decrease derived from capital shares transactions		$(15,814,729)		$(270,613,517)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$15.30		$15.97	$13.45	$9.26	$7.81		$7.55

Income (Loss) from Investment Operations
Net investment income (a)	0.05		0.10	0.07	0.05	0.05		0.02
Net realized and unrealized gain (loss) on investments	(0.70)		(0.70)	2.50	4.19	1.42		0.25

Total from investment operations	(0.65)		(0.60)	2.57	4.24	1.47		0.27

Less Distributions
Distributions from net investment income	(0.10)		(0.07)	(0.05)	(0.05)	(0.02)		(0.01)

Total distributions	(0.10)		(0.07)	(0.05)	(0.05)	(0.02)		(0.01)

Net Asset Value, End of Period	$14.55		$15.30	$15.97	$13.45	$9.26		$7.81

Total Return (%) (b)	(4.25	)(c)	(3.81)	19.12	45.90	18.81		3.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.57	0.57	0.61	0.64		0.65
Net ratio of expenses to average net assets (%) (e)	0.58	(d)	0.57	0.56	0.61	0.64		0.65
Ratio of net investment income to average net assets (%)	0.72	(d)	0.64	0.50	0.43	0.61		0.27
Portfolio turnover rate (%)	1	(c)	1	0 (f)	7	4		6
Net assets, end of period (in millions)	$1,964.8		$2,029.0	$2,285.1	$1,496.3	$974.5		$657.9

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012		2011
Net Asset Value, Beginning of Period	$14.93		$15.59	$13.13	$9.04	$7.63		$7.39

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.06	0.04	0.02	0.03		0.00 (g)
Net realized and unrealized gain (loss) on investments	(0.69)		(0.69)	2.44	4.10	1.38		0.24

Total from investment operations	(0.66)		(0.63)	2.48	4.12	1.41		0.24

Less Distributions
Distributions from net investment income	(0.06)		(0.03)	(0.02)	(0.03)	(0.00	)(h)	0.00

Total distributions	(0.06)		(0.03)	(0.02)	(0.03)	(0.00	)(h)	0.00

Net Asset Value, End of Period	$14.21		$14.93	$15.59	$13.13	$9.04		$7.63

Total Return (%) (b)	(4.45	)(c)	(4.04)	18.89	45.60	18.51		3.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.82	0.82	0.86	0.89		0.90
Net ratio of expenses to average net assets (%) (e)	0.83	(d)	0.82	0.81	0.86	0.89		0.90
Ratio of net investment income to average net assets (%)	0.47	(d)	0.39	0.25	0.18	0.31		0.04
Portfolio turnover rate (%)	1	(c)	1	0 (f)	7	4		6
Net assets, end of period (in millions)	$1,084.4		$1,190.8	$1,335.9	$727.5	$467.3		$421.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.07		$15.74	$13.26	$9.12	$7.70	$7.44

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.08	0.05	0.03	0.03	0.01
Net realized and unrealized gain (loss) on investments	(0.70)		(0.70)	2.46	4.14	1.40	0.25

Total from investment operations	(0.66)		(0.62)	2.51	4.17	1.43	0.26

Less Distributions
Distributions from net investment income	(0.07)		(0.05)	(0.03)	(0.03)	(0.01)	0.00

Total distributions	(0.07)		(0.05)	(0.03)	(0.03)	(0.01)	0.00

Net Asset Value, End of Period	$14.34		$15.07	$15.74	$13.26	$9.12	$7.70

Total Return (%) (b)	(4.37	)(c)	(3.99)	18.94	45.85	18.57	3.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.72	0.72	0.76	0.79	0.80
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.72	0.71	0.76	0.79	0.80
Ratio of net investment income to average net assets (%)	0.57	(d)	0.49	0.36	0.28	0.40	0.18
Portfolio turnover rate (%)	1	(c)	1	0 (f)	7	4	6
Net assets, end of period (in millions)	$39.1		$43.9	$51.5	$24.6	$17.7	$17.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Rounds to less than 1%.
(g)	Net investment income was less than $0.01.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $196,858,762, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$15,424,154	$0	$52,501,610

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$8,416,166	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.025%	On amounts in excess of $	2.85 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the period ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to

MIST-15

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$12,244,705	$5,692,767	$—	$—	$12,244,705	$5,692,767

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$19,401,545	$—	$923,203,516	$(562,451,458)	$—	$380,153,603

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

MIST-16

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $228,523,087.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/16	Expiring 12/31/17	Expiring 12/31/18	Total
$418,021,150*	$130,530,096	$13,900,212	$562,451,458

*	The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

MIST-17

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed By Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 3.70% and 3.58%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 8.87%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index rebounded 6.78% in March, erasing a 4.96% loss in January and ending the first quarter up 1.35%. U.S. equities were embroiled in the global rout in January, which was triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December rate hike, the January Federal Reserve Board (the “Fed”) statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February, as market sentiment improved on the more dovish tone set by global central banks. U.S. equities were also supported by stronger economic data, rallying as U.S. fourth quarter gross domestic product (“GDP”) came in above expectations. In March, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two rate hikes in 2016, down from previous guidance of four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. The best performing sectors over this volatile first quarter were defensives such as Telecommunication Services, Utilities and Consumer Staples. The worst performing sectors were Health Care, Financials and Consumer Discretionary.

The S&P 500 Index gained 2.46% during the second quarter. Following a rebound in March, market sentiment remained sanguine in April, as oil prices continued to rise and China growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan and by weaker-than-expected first quarter U.S. GDP growth. In May, weaker payroll data drove expectations for a Fed hike in June temporarily lower, but subsequent hawkish Fed minutes revived market expectations. The Fed ultimately held rates steady in June and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June by the U.K. referendum on whether to leave the European Union. U.S. equities sold off in the two days following a surprise “leave” result, but rebounded shortly thereafter. This turnaround was driven by improving risk sentiment as markets digested the outcome and on dovish remarks from Bank of England Governor Carney. The best performing sectors for the second quarter, as measured by the S&P 500 Index, were Energy, Telecommunication Services and Utilities, while the worst performers were Information Technology, Consumer Discretionary and Industrials.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark index for the six months ended June 30, 2016. Stock selection within the Financials and Materials sectors detracted from relative performance, while selection in the Energy and Consumer Staples sectors contributed positively to returns.

Within the Financials sector, Citizens Financial Group, Inc., a consumer and commercial banking company, was a top detractor from performance for the period. The stock underperformed despite reporting solid fourth quarter 2015 and first quarter 2016 earnings results. The majority of weakness appeared to be driven by the company’s sensitivity to interest rates as the trajectory of future rate expectations flattened over the course of the period due to a more dovish posture from central banks and tempered global growth expectations. Despite recent weakness during the period, we believed management can continue to improve the bank’s operational efficiency through its cost-savings program and believe in the company’s relative attractiveness to peers, with a strong management team committed to enhancing shareholder value. The Portfolio’s investment in Perrigo Co. plc, a manufacturer of private over-the-counter pharmaceuticals, also detracted from performance. Shares of Perrigo fell after the company reported first quarter earnings below consensus expectations and lowered future guidance. Despite recent headwinds, we continued a constructive view on the company with its exposure to multiple secular growth tailwinds of aging demographics and increasing over-the-counter store-brand penetration. Further, we believed a robust pipeline and international expansion opportunities could support incremental revenue growth. However, following a change in management and an increasingly challenging pricing environment, we trimmed the position on a changed risk/return profile.

Within the Energy sector, Newfield Exploration Co., an oil-focused exploration and production company, was a top contributor to performance during the period. Aside from a rebound in oil prices during the period, the stock reacted positively to news of the company’s acquisition of additional acreage in the Sooner Trend Anadarko (Basin) Canadian and Kingfisher (Counties) (“STACK”) play. Newfield Exploration has identified more than 1,000 potential drilling locations within the new acreage, and following the acquisition, the company raised its production guidance for the second quarter and the full-year. Furthermore, the company benefited from positive data points surrounding well production in the STACK play. At period end, we believed Newfield Exploration will benefit from its strategy of selling non-core assets and investing a higher percentage of capital in core acreage with higher production growth potential. St. Jude Medical, Inc., a maker of cardiovascular medical devices, was also a top contributor to returns. We established a position in March 2016 as we believed shares to be trading at an undeserved valuation discount following a challenging period for the company. Share prices subsequently spiked in late April after it was announced Abbott Laboratories had agreed to acquire St. Jude Medical for a significant premium. We remained constructive on the deal, which we believe will be accretive to earnings. Further, we continued to be positive on St. Jude Medical’s introduction of several new products this year, which could potentially drive revenues higher.

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed By Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintained high conviction in the companies that we own and believed that they have the potential to outperform relative to the broader market regardless of the growth environment. We continued to focus on undervalued companies that we believed are in control of their own future, such as innovators with differentiated products, companies with low-cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintained our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, that we believed were trading at discounted valuations and remain focused on the long-term outperformance of the Portfolio.

As of June 30, 2016, the Portfolio was overweight the Health Care and Consumer Staples sectors versus the Russell Midcap Value Index. Conversely, the Portfolio was underweight Financials and Industrials.

Tim Ryan

Sung Cho

Portfolio Managers

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Goldman Sachs Mid Cap Value Portfolio
Class A	3.70	-5.51	8.34	6.76
Class B	3.58	-5.71	8.08	6.50
Russell Midcap Value Index	8.87	3.25	11.70	7.79

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Synchrony Financial	2.1
Vornado Realty Trust	2.1
Zimmer Biomet Holdings, Inc.	2.0
Sempra Energy	2.0
Citizens Financial Group, Inc.	1.9
Huntington Bancshares, Inc.	1.7
Laboratory Corp. of America Holdings	1.7
DDR Corp.	1.7
Brixmor Property Group, Inc.	1.7
ConAgra Foods, Inc.	1.7

Top Sectors

% of Net Assets
Financials	28.2
Utilities	12.7
Energy	9.6
Industrials	9.4
Information Technology	9.1
Consumer Discretionary	7.3
Health Care	7.3
Materials	5.9
Consumer Staples	5.9

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.75%	$1,000.00	$1,037.00	$3.80
	Hypothetical*	0.75%	$1,000.00	$1,021.13	$3.77
Class B	Actual	1.00%	$1,000.00	$1,035.80	$5.06
	Hypothetical*	1.00%	$1,000.00	$1,019.89	$5.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—95.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
L-3 Communications Holdings, Inc.	34,548	$5,067,846
Textron, Inc.	156,877	5,735,423

		10,803,269

Banks—4.6%
Citizens Financial Group, Inc.	506,214	10,114,156
Comerica, Inc.	106,595	4,384,252
Huntington Bancshares, Inc.	997,351	8,916,318
Zions Bancorporation	24,631	618,977

		24,033,703

Beverages—2.1%
Dr Pepper Snapple Group, Inc.	44,258	4,276,651
Molson Coors Brewing Co. - Class B	64,593	6,532,290

		10,808,941

Biotechnology—0.8%
Vertex Pharmaceuticals, Inc. (a)	47,846	4,115,713

Building Products—0.9%
Fortune Brands Home & Security, Inc. (b)	77,295	4,480,791

Capital Markets—1.2%
Raymond James Financial, Inc.	126,817	6,252,078

Chemicals—1.9%
Axalta Coating Systems, Ltd. (a)	122,058	3,238,199
Celanese Corp. - Series A	103,905	6,800,582

		10,038,781

Commercial Services & Supplies—1.4%
Waste Connections, Inc.	100,015	7,206,081

Communications Equipment—2.0%
Brocade Communications Systems, Inc.	563,710	5,174,858
F5 Networks, Inc. (a) (b)	21,691	2,469,303
Viavi Solutions, Inc. (a)	432,531	2,867,681

		10,511,842

Construction Materials—1.4%
Martin Marietta Materials, Inc.	38,263	7,346,496

Consumer Finance—3.3%
SLM Corp. (a)	979,523	6,053,452
Synchrony Financial (a)	436,860	11,043,821

		17,097,273

Diversified Financial Services—0.4%
Voya Financial, Inc.	82,878	2,052,059

Electric Utilities—5.3%
FirstEnergy Corp.	148,320	5,177,851
PG&E Corp.	92,721	5,926,726
Pinnacle West Capital Corp.	53,737	4,355,921

Electric Utilities—(Continued)
PPL Corp.	112,942	4,263,561
Xcel Energy, Inc.	172,726	7,734,670

		27,458,729

Electrical Equipment—1.5%
AMETEK, Inc.	107,085	4,950,539
Hubbell, Inc.	25,948	2,736,736

		7,687,275

Electronic Equipment, Instruments & Components—0.4%
Corning, Inc.	101,360	2,075,853

Energy Equipment & Services—1.1%
Baker Hughes, Inc.	59,968	2,706,356
FMC Technologies, Inc. (a)	119,958	3,199,280

		5,905,636

Food & Staples Retailing—0.8%
Whole Foods Market, Inc. (b)	133,206	4,265,256

Food Products—2.1%
ConAgra Foods, Inc.	180,506	8,629,992
Hain Celestial Group, Inc. (The) (a) (b)	42,448	2,111,788

		10,741,780

Gas Utilities—0.7%
Atmos Energy Corp.	41,821	3,400,884

Health Care Equipment & Supplies—2.4%
St. Jude Medical, Inc.	23,808	1,857,024
Zimmer Biomet Holdings, Inc.	87,141	10,490,034

		12,347,058

Health Care Providers & Services—3.0%
Centene Corp. (a)	92,708	6,616,570
Laboratory Corp. of America Holdings (a)	68,295	8,896,790

		15,513,360

Hotels, Restaurants & Leisure—0.3%
MGM Resorts International (a)	66,430	1,503,311

Insurance—5.3%
Arthur J. Gallagher & Co.	130,811	6,226,604
Endurance Specialty Holdings, Ltd.	77,958	5,235,659
Lincoln National Corp.	103,298	4,004,863
W.R. Berkley Corp. (b)	129,373	7,752,030
XL Group plc	126,267	4,205,954

		27,425,110

Internet & Catalog Retail—2.0%
Expedia, Inc. (b)	57,523	6,114,695
Liberty Interactive Corp. - Class A (a)	169,258	4,294,075

		10,408,770

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—1.4%
IAC/InterActiveCorp	98,666	$5,554,896
Match Group, Inc. (a) (b)	123,880	1,867,491

		7,422,387

IT Services—1.6%
Fidelity National Information Services, Inc.	113,052	8,329,671

Leisure Products—0.6%
Mattel, Inc. (b)	101,155	3,165,140

Machinery—3.1%
Ingersoll-Rand plc	127,522	8,120,601
Stanley Black & Decker, Inc.	72,194	8,029,417

		16,150,018

Media—1.6%
DISH Network Corp. - Class A (a)	48,901	2,562,413
Liberty SiriusXM Group - Class C (a)	90,338	2,788,734
Viacom, Inc. - Class B	77,030	3,194,434

		8,545,581

Metals & Mining—2.6%
Newmont Mining Corp.	140,415	5,493,035
Nucor Corp.	160,086	7,909,849

		13,402,884

Multi-Utilities—5.8%
Ameren Corp.	90,050	4,824,879
CMS Energy Corp.	95,758	4,391,462
Consolidated Edison, Inc.	64,703	5,204,709
SCANA Corp. (b)	73,261	5,542,927
Sempra Energy	90,084	10,271,378

		30,235,355

Multiline Retail—1.0%
Macy’s, Inc.	148,477	4,990,312

Oil, Gas & Consumable Fuels—8.4%
Anadarko Petroleum Corp.	121,299	6,459,172
Antero Resources Corp. (a)	151,526	3,936,645
Cabot Oil & Gas Corp.	136,792	3,521,026
Cimarex Energy Co.	48,833	5,826,754
Encana Corp. (b)	516,689	4,025,007
Gulfport Energy Corp. (a)	182,809	5,714,609
Newfield Exploration Co. (a)	158,960	7,022,853
Pioneer Natural Resources Co.	49,266	7,449,512

		43,955,578

Personal Products—0.9%
Edgewell Personal Care Co. (a)	55,772	4,707,714

Pharmaceuticals—1.2%
Perrigo Co. plc (b)	68,024	6,167,736

Professional Services—0.5%
Nielsen Holdings plc	50,472	2,623,030

Real Estate Investment Trusts—13.4%
Brixmor Property Group, Inc.	330,992	8,758,048
DDR Corp.	489,787	8,884,736
Federal Realty Investment Trust	33,854	5,604,530
MFA Financial, Inc.	634,372	4,611,884
Mid-America Apartment Communities, Inc.	51,984	5,531,098
RLJ Lodging Trust	275,396	5,907,244
Starwood Property Trust, Inc.	272,757	5,651,525
Taubman Centers, Inc.	55,710	4,133,682
Two Harbors Investment Corp.	228,176	1,953,187
Ventas, Inc.	105,954	7,715,570
Vornado Realty Trust	110,117	11,024,914

		69,776,418

Semiconductors & Semiconductor Equipment—2.5%
Intersil Corp. - Class A	129,377	1,751,765
Maxim Integrated Products, Inc.	139,038	4,962,266
Skyworks Solutions, Inc.	39,173	2,478,868
Xilinx, Inc.	83,287	3,842,029

		13,034,928

Software—1.1%
Symantec Corp.	285,234	5,858,706

Specialty Retail—1.3%
Sally Beauty Holdings, Inc. (a)	116,271	3,419,530
Williams-Sonoma, Inc. (b)	62,911	3,279,551

		6,699,081

Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc.	113,740	2,858,286

Water Utilities—0.9%
American Water Works Co., Inc.	57,818	4,886,199

Total Common Stocks (Cost $461,139,698)		496,289,073

Short-Term Investments—7.4%

Mutual Fund—3.1%
State Street Navigator Securities Lending MET Portfolio (c)	16,196,736	16,196,736

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—4.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $22,054,605 on 07/01/16, collateralized by $21,210,000 U.S. Treasury Note at 2.375% due 12/31/20 with a value of $22,499,165.	22,054,586	$22,054,586

Total Short-Term Investments (Cost $38,251,322)		38,251,322

Total Investments—102.8% (Cost $499,391,020) (d)		534,540,395
Other assets and liabilities (net)—(2.8)%		(14,396,775)

Net Assets—100.0%		$520,143,620

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $43,785,663 and the collateral received consisted of cash in the amount of $16,196,736 and non-cash collateral with a value of $27,795,084. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $499,391,020. The aggregate unrealized appreciation and depreciation of investments were $48,996,336 and $(13,846,961), respectively, resulting in net unrealized appreciation of $35,149,375.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$496,289,073	$—	$—	$496,289,073
Short-Term Investments
Mutual Fund	16,196,736	—	—	16,196,736
Repurchase Agreement	—	22,054,586	—	22,054,586
Total Short-Term Investments	16,196,736	22,054,586	—	38,251,322
Total Investments	$512,485,809	$22,054,586	$—	$534,540,395

Collateral for Securities Loaned (Liability)	$—	$(16,196,736)	$—	$(16,196,736)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$534,540,395
Cash	47,395
Receivable for:
Investments sold	5,376,329
Fund shares sold	11,087
Dividends and interest	1,166,758
Prepaid expenses	3,274

Total Assets	541,145,238
Liabilities
Collateral for securities loaned	16,196,736
Payables for:
Investments purchased	3,982,322
Fund shares redeemed	264,332
Accrued Expenses:
Management fees	306,812
Distribution and service fees	35,620
Deferred trustees’ fees	86,413
Other expenses	129,383

Total Liabilities	21,001,618

Net Assets	$520,143,620

Net Assets Consist of:
Paid in surplus	$523,368,767
Undistributed net investment income	4,408,406
Accumulated net realized loss	(42,782,928)
Unrealized appreciation on investments	35,149,375

Net Assets	$520,143,620

Net Assets
Class A	$346,771,614
Class B	173,372,006
Capital Shares Outstanding*
Class A	32,763,859
Class B	16,405,251
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.58
Class B	10.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $499,391,020.
(b)	Includes securities loaned at value of $43,785,663.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$6,896,696
Interest	3,911
Securities lending income	164,772

Total investment income	7,065,379
Expenses
Management fees	2,083,236
Administration fees	8,676
Custodian and accounting fees	26,173
Distribution and service fees—Class B	211,078
Audit and tax services	20,240
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	16,102
Insurance	2,294
Miscellaneous	6,720

Total expenses	2,403,785
Less broker commission recapture	(17,539)

Net expenses	2,386,246

Net Investment Income	4,679,133

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(37,977,031)

Net change in unrealized appreciation on investments	54,272,104

Net realized and unrealized gain	16,295,073

Net Increase in Net Assets From Operations	$20,974,206

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,679,133	$3,203,950
Net realized gain (loss)	(37,977,031)	38,413,388
Net change in unrealized appreciation (depreciation)	54,272,104	(103,624,187)

Increase (decrease) in net assets from operations	20,974,206	(62,006,849)

From Distributions to Shareholders
Net investment income
Class A	(3,868,144)	(4,456,638)
Class B	(1,436,159)	(1,304,004)
Net realized capital gains
Class A	(26,597,241)	(122,465,974)
Class B	(13,409,192)	(50,792,863)

Total distributions	(45,310,736)	(179,019,479)

Increase (decrease) in net assets from capital share transactions	(87,573,708)	124,380,491

Total decrease in net assets	(111,910,238)	(116,645,837)

Net Assets
Beginning of period	632,053,858	748,699,695

End of period	$520,143,620	$632,053,858

Undistributed net investment income
End of period	$4,408,406	$5,033,576

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	889,881	$8,984,757	270,944	$3,238,973
Reinvestments	2,901,465	30,465,385	10,057,259	126,922,612
Redemptions	(11,616,524)	(131,482,198)	(1,886,400)	(30,261,083)

Net increase (decrease)	(7,825,178)	$(92,032,056)	8,441,803	$99,900,502

Class B
Sales	447,037	$4,729,426	1,176,317	$16,326,991
Reinvestments	1,415,191	14,845,351	4,134,672	52,096,867
Redemptions	(1,389,257)	(15,116,429)	(3,103,325)	(43,943,869)

Net increase	472,971	$4,458,348	2,207,664	$24,479,989

Increase (decrease) derived from capital shares transactions		$(87,573,708)		$124,380,491

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.19		$16.34	$17.76	$14.05	$11.96	$12.82

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.07	0.16	0.15	0.19	0.13
Net realized and unrealized gain (loss) on investments	0.32		(1.06)	1.84	4.32	2.01	(0.91)

Total from investment operations	0.41		(0.99)	2.00	4.47	2.20	(0.78)

Less Distributions
Distributions from net investment income	(0.13)		(0.15)	(0.15)	(0.18)	(0.11)	(0.08)
Distributions from net realized capital gains	(0.89)		(4.01)	(3.27)	(0.58)	0.00	0.00

Total distributions	(1.02)		(4.16)	(3.42)	(0.76)	(0.11)	(0.08)

Net Asset Value, End of Period	$10.58		$11.19	$16.34	$17.76	$14.05	$11.96

Total Return (%) (b)	3.70	(c)	(8.95)	13.57	32.95	18.46	(6.13)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.75	0.74	0.75	0.76
Ratio of net investment income to average net assets (%)	1.68	(d)	0.53	0.98	0.95	1.45	1.05
Portfolio turnover rate (%)	75	(c)	95	85	112	81	74
Net assets, end of period (in millions)	$346.8		$454.3	$525.1	$840.2	$643.9	$529.5

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.16		$16.29	$17.72	$14.02	$11.94	$12.80

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.04	0.11	0.11	0.16	0.10
Net realized and unrealized gain (loss) on investments	0.32		(1.06)	1.83	4.31	2.00	(0.90)

Total from investment operations	0.40		(1.02)	1.94	4.42	2.16	(0.80)

Less Distributions
Distributions from net investment income	(0.10)		(0.10)	(0.10)	(0.14)	(0.08)	(0.06)
Distributions from net realized capital gains	(0.89)		(4.01)	(3.27)	(0.58)	0.00	0.00

Total distributions	(0.99)		(4.11)	(3.37)	(0.72)	(0.08)	(0.06)

Net Asset Value, End of Period	$10.57		$11.16	$16.29	$17.72	$14.02	$11.94

Total Return (%) (b)	3.58	(c)	(9.12)	13.23	32.65	18.12	(6.29)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	(d)	1.00	1.00	0.99	1.00	1.01
Ratio of net investment income to average net assets (%)	1.45	(d)	0.28	0.69	0.70	1.18	0.78
Portfolio turnover rate (%)	75	(c)	95	85	112	81	74
Net assets, end of period (in millions)	$173.4		$177.8	$223.6	$215.2	$175.8	$164.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $22,054,586, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$423,785,792	$0	$553,750,842

During the six months ended June 30, 2016, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $2,436,880 in sales of investments, which are included above, and resulted in realized gains of $350,807.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$2,083,236	0.750%	First $200 million
	0.700%	Over $200 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Goldman Sachs Asset Management, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with

MIST-14

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2016 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$89,941

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$69,501,929	$77,779,694	$109,517,550	$117,578,885	$179,019,479	$195,358,579

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$21,032,407	$23,737,835	$(23,576,922)	$—	$21,193,320

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Harris Oakmark International Portfolio returned -9.67%, -9.75%, and -9.74%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -4.42%.

MARKET ENVIRONMENT / CONDITIONS

During the past six months, a confluence of factors swayed markets, among these the ongoing efforts from central banks to stabilize the global economy. Following its meeting in March, the Federal Reserve opted to leave U.S. interest rates unchanged and indicated that its forecast for future rate hikes during the year had been trimmed from four to two. Despite signs of economic progress, Chairwoman Janet Yellen cited continued concerns for the global economy and inflation. Global markets responded positively to the revised expectations for U.S. interest rate increases in 2016.

The Bank of Japan’s asset-purchase program and implementation of negative interest rates were unsuccessful in encouraging a rise in inflation. Even though Prime Minister Shinzo Abe commented that speculation for additional fiscal stimulus was unfounded, a poll indicated that the majority of the country supported a supplementary spending package. The poll also showed public opposition to additional sales tax increases, and Abe later reversed his commitment to raising the consumption tax until October 2019.

More recently, the outcome of the U.K. referendum to leave the European Union, Brexit, caused an extreme reaction in global financial markets as European and Japanese stocks, stocks in the financial sector, and stocks related to the U.K. housing market realized aggressively marked down prices. As a “safe haven currency,” the Japanese Yen (“JPY”) strengthened, weighing on share prices in the country’s export sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the MSCI EAFE Index, owing to stock selection, while country weightings minimally contributed to relative results. Holdings in Japan, Germany and Switzerland supplied the largest negative relative performance for the period. Conversely, holdings in South Korea and Indonesia delivered the best relative returns and a lack of exposure to Spain produced the next best performance for the full six months.

The effect of currency hedging on the Portfolio’s return was largely neutral, detracting 0.08% for the period. Currencies hedged in the Portfolio were the Australian Dollar (“AUD”) and Swiss Franc (“CHF”). We continued to view these currencies as very overvalued based on purchasing-power parity. Therefore, at period end, we still held our hedge positions to offset the risks associated with owning overvalued foreign currencies. Currency hedges are implemented by way of currency forward contracts.

Credit Suisse Group (Switzerland) and Nomura Holdings (Japan) had the most negative impact on performance during the period. Although Credit Suisse Group’s CEO Tidjane Thiam warned that fourth-quarter earnings would be weak, some one-off expenses related to litigation, pension true-up charges and write-downs on certain credit assets were negative surprises during the period. However, this has caused the management team to accelerate the restructuring and reduction of non-core investment banking lines of businesses. The management team’s goal is to emphasize the wealth management business that has very good secular growth trends, is fee based and requires little capital. The U.K.’s decision to leave the European Union also negatively impacted Credit Suisse Group’s share price during the reporting period, though we believe it is important to remember that the bank derives minimal revenues (2%) from the U.K. In addition, 13% of its costs are denominated in pound sterling currency, the net result of which, in our opinion, may be somewhat positive for profitability. We like that Credit Suisse was able to grow net new money by 6.1% in the first quarter, which was meaningfully better than the 3.8% we estimated for the full fiscal year and higher than our expected normal run-rate of 5%. In addition, Credit Suisse realized about half of the intended CHF 1.4 billion in cost cuts during the period, which is ahead of schedule. While near-term results may suffer at present, we think it is too early to know the complete impact from the U.K.’s decision to leave on Credit Suisse, and we await the company’s second-quarter financial results due for release in late July.

Nomura Holdings was negatively impacted by weak global investment banking activity in the final months of 2015 as evidenced in its nine-month earnings report, as well as by management’s indication that it would take longer than expected to achieve profits in the company’s overseas investment banking business. Nomura was also hurt by the Bank of Japan’s decision to implement negative interest rates during the first quarter, as well as the U.K.’s decision to withdraw from the European Union in the second quarter, as the company’s exposure to the U.K. and a strengthening yen concerned investors. However, we appreciated the company’s efforts to limit losses and we are of the opinion that its balance sheet is strong enough to endure this challenging operating environment. Also during the reporting period, Nomura announced it is closing certain wholesale segment businesses (IBanking + Global Markets) in Europe and the Americas along with eliminating equity research, sales, trading and underwriting for European stocks. We think this is a positive move, as Nomura’s international wholesale business has underperformed for some time. Lastly, management announced a repurchase plan for up to 35 million shares (total value of up to JPY 20 billion), and Nomura ended the year with a common equity Tier 1 ratio of 15.4%, far ahead of the 11% targeted by management. Although the company’s operating environment continued to present challenges, we appreciated management’s efforts to cut costs and believed that the company’s intrinsic value remained intact at period end.

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

Individual holdings Glencore (Switzerland) and Samsung Electronics (South Korea) had the most positive impact on performance during the period. During the first quarter, Glencore’s share price reacted positively to the company delivering on guidance for fiscal year 2015 and management’s aggressive and well-specified plan to deleverage its balance sheet. Additionally, management indicated that the debt restructuring plan and asset sales are progressing as expected, potentially enabling Glencore to generate $3 billion in free cash flow in fiscal year 2016, and aid in debt reduction. Later in the reporting period, Glencore agreed to sell a 40% stake of its Glencore Agricultural Products business to the Canadian Pension Plan Investment Board (CPPIB) for a $2.5 billion cash payment, and indicated it was working to sell its option in Falco Resources Horne 5 gold project in Canada. Glencore also benefited from positive analysts’ notes on the mining sector, citing recovering commodities prices, improved demand from China and attractiveness versus other sectors. Although the company faces some obstacles in the short term, we believe that Glencore possesses one of the strongest management teams in its field, and its intrinsic stock value remained intact at period end.

Samsung Electronics’ 2015 fiscal full-year operating profit and profit margin were slightly better than we expected. The best results came from the semiconductor chip business, as sales increased 20% and operating profit was up 45% from last year. Conversely, sales in the mobile phone segment dropped 2%. Even so, mobile phone margins recovered somewhat and expanded about 280 basis points. Samsung also benefited as multiple analysts upgraded their second quarter and full-year earnings estimates. In our view, sales of the company’s flagship Galaxy S7 phone have performed well and have exceeded management’s original expectations. In the memory business, we’re pleased that DRAM prices are firming and find that Samsung continued to lead in 3D NAND. Furthermore, we appreciated that capital allocation continued to improve and that the company dedicated 30-50% of future free cash flow to its shareholders.

From our perspective, strong investment performance requires discipline and patience. While central banks across the world look to stimulate inflation and stabilize economies, we find that the subsequent volatility in global markets has translated to investment opportunities in undervalued companies. We continue to believe current conditions are favorable for long-term investment success, and we strive to stay disciplined and patient during times when others grow restless.

At period end, the Portfolio held 56 securities across a variety of countries and industries. During the first half of 2016, we initiated new positions in ASML Holdings (Netherlands), Continental (Germany) and Taiwan Semiconductor (Taiwan). We eliminated positions in BMW (Germany), Burberry Group (U.K.), GlaxoSmithKline (U.K.), Olympus (Japan), Schindler Holding (Switzerland), Secom (Japan) and Swedish Match (Sweden).

As of June 30, 2016, the Portfolio was most heavily weighted in Switzerland and Japan (both 18%), followed by the U.K. (15%). The Portfolio’s exposure to companies headquartered in emerging market countries totaled roughly 9%.

As of June 30, 2016, the Portfolio was most heavily weighted in the Financials sector (32%), followed by Consumer Discretionary (27%) and Industrials (20%). Consumer Staples (4%) had the smallest sector weight. The Portfolio had no exposure to Energy, Health Care, Telecom or Utilities shares throughout the period.

David G. Herro

Robert A. Taylor

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	-9.67	-18.09	2.61	3.91
Class B	-9.75	-18.20	2.36	3.65
Class E	-9.74	-18.19	2.45	3.75
MSCI EAFE Index	-4.42	-10.16	1.68	1.58

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Glencore plc	4.7
Credit Suisse Group AG	4.1
Honda Motor Co., Ltd.	4.1
BNP Paribas S.A.	3.2
Intesa Sanpaolo S.p.A.	3.1
LafargeHolcim, Ltd.	3.0
CNH Industrial NV	2.9
Nomura Holdings, Inc.	2.9
Daimler AG	2.9
Toyota Motor Corp.	2.7

Top Countries

% of Net Assets
Switzerland	16.9
Japan	16.9
France	12.4
United Kingdom	11.5
Italy	6.4
Germany	6.1
Netherlands	5.7
Sweden	4.2
United States	4.1
Ireland	2.9

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.80%	$1,000.00	$903.30	$3.79
	Hypothetical*	0.80%	$1,000.00	$1,020.89	$4.02

Class B(a)	Actual	1.05%	$1,000.00	$902.50	$4.97
	Hypothetical*	1.05%	$1,000.00	$1,019.64	$5.27

Class E(a)	Actual	0.95%	$1,000.00	$902.60	$4.49
	Hypothetical*	0.95%	$1,000.00	$1,020.14	$4.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—95.7% of Net Assets

Security Description	Shares	Value

Australia—2.7%
AMP, Ltd.	8,338,282	$32,365,687
Orica, Ltd. (a)	4,480,931	41,513,576

		73,879,263

China—1.8%
Baidu, Inc. (ADR) (b)	307,200	50,734,080

France—12.4%
BNP Paribas S.A. (a)	1,996,276	89,748,535
Bureau Veritas S.A.	1,923,700	40,615,410
Danone S.A.	429,612	30,293,080
Kering	341,300	55,661,416
LVMH Moet Hennessy Louis Vuitton SE (a)	244,200	36,976,053
Pernod-Ricard S.A. (a)	270,600	30,141,382
Safran S.A.	465,500	31,636,675
Valeo S.A.	646,500	28,874,318

		343,946,869

Germany—6.1%
Allianz SE	487,500	69,455,122
Continental AG	109,500	20,578,135
Daimler AG	1,331,700	79,416,889

		169,450,146

Hong Kong—1.5%
Melco Crown Entertainment, Ltd. (ADR)	3,238,230	40,736,933

Indonesia—2.4%
Bank Mandiri Persero Tbk PT	90,749,900	65,787,668

Ireland—2.9%
Experian plc	1,979,100	37,592,127
Willis Towers Watson plc (a)	330,374	41,068,792

		78,660,919

Israel—0.2%
Check Point Software Technologies, Ltd. (a) (b)	51,400	4,095,552

Italy—6.4%
Exor S.p.A. (a)	1,173,000	43,332,464
Intesa Sanpaolo S.p.A.	44,075,200	84,541,835
Prada S.p.A. (a)	15,822,402	49,010,762

		176,885,061

Japan—16.9%
Daiwa Securities Group, Inc.	13,811,000	72,593,448
Honda Motor Co., Ltd.	4,441,400	112,140,304
Komatsu, Ltd.	2,272,200	39,472,492
Nomura Holdings, Inc.	22,642,800	81,139,213
Omron Corp.	1,595,600	51,700,433
Sumitomo Mitsui Financial Group, Inc.	1,279,800	36,692,207
Toyota Motor Corp.	1,473,200	73,655,316

		467,393,413

Mexico—1.6%
Grupo Televisa S.A.B. (ADR)	1,699,508	44,255,188

Netherlands—5.7%
Akzo Nobel NV	160,061	10,069,935
ASML Holding NV	314,100	31,134,564
CNH Industrial NV (a)	11,205,100	81,465,440
Koninklijke Philips NV (a)	1,412,672	35,248,197

		157,918,136

South Korea—1.8%
Samsung Electronics Co., Ltd.	39,415	49,066,108

Sweden—4.2%
Atlas Copco AB - B Shares	980,794	23,155,918
Hennes & Mauritz AB - B Shares (a)	1,629,400	47,750,750
SKF AB - B Shares (a)	2,836,190	45,287,044

		116,193,712

Switzerland—16.9%
Cie Financiere Richemont S.A.	1,019,747	59,823,487
Credit Suisse Group AG (b)	10,763,629	114,701,199
Glencore plc (b)	63,417,555	129,570,720
Kuehne & Nagel International AG	204,200	28,548,938
LafargeHolcim, Ltd. (a) (b)	1,955,905	81,701,284
Nestle S.A.	75,300	5,808,317
Swatch Group AG (The) - Bearer Shares (a)	165,300	48,052,994

		468,206,939

Taiwan—0.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,909,000	19,766,118

United Kingdom—11.5%
Ashtead Group plc (a)	4,179,900	59,986,267
Diageo plc	1,497,900	41,913,048
G4S plc	11,082,300	27,433,360
Lloyds Banking Group plc	88,905,800	65,375,128
Meggitt plc	4,695,218	25,469,852
Schroders plc	1,376,912	43,478,033
Schroders plc (Non-Voting Shares)	10,427	253,172
Smiths Group plc	2,196,207	33,827,597
Wolseley plc	280,300	14,526,596
WPP plc	321,600	6,677,286

		318,940,339

Total Common Stocks (Cost $3,248,125,521)		2,645,916,444

Short-Term Investments—8.1%

Mutual Fund—4.0%
State Street Navigator Securities Lending MET Portfolio (c)	111,560,537	111,560,537

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—4.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $114,230,067 on 07/01/16, collateralized by $115,505,000 U.S. Treasury Note at 1.125% due 02/28/21 with a value of $116,515,669.	114,229,972	$114,229,972

Total Short-Term Investments (Cost $225,790,509)		225,790,509

Total Investments—103.8% (Cost $3,473,916,030) (d)		2,871,706,953
Other assets and liabilities (net)—(3.8)%		(105,054,272)

Net Assets—100.0%		$2,766,652,681

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $178,448,747 and the collateral received consisted of cash in the amount of $111,560,537 and non-cash collateral with a value of $71,489,475. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $3,473,916,030. The aggregate unrealized appreciation and depreciation of investments were $69,912,248 and $(672,121,325), respectively, resulting in net unrealized depreciation of $(602,209,077).
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Banks	12.4
Capital Markets	11.3
Automobiles	9.6
Textiles, Apparel & Luxury Goods	9.0
Machinery	6.8
Metals & Mining	4.7
Insurance	4.0
Construction Materials	3.0
Professional Services	2.8
Diversified Financial Services	2.7

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Depreciation
AUD	12,470,000	State Street Bank and Trust	12/21/16	$9,174,927	$(70,088)
CHF	89,243,000	State Street Bank and Trust	09/21/16	91,079,156	(719,422)

Net Unrealized Depreciation					$(789,510)

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$73,879,263	$—	$73,879,263
China	50,734,080	—	—	50,734,080
France	—	343,946,869	—	343,946,869
Germany	—	169,450,146	—	169,450,146
Hong Kong	40,736,933	—	—	40,736,933
Indonesia	—	65,787,668	—	65,787,668
Ireland	41,068,792	37,592,127	—	78,660,919
Israel	4,095,552	—	—	4,095,552
Italy	—	176,885,061	—	176,885,061
Japan	—	467,393,413	—	467,393,413
Mexico	44,255,188	—	—	44,255,188
Netherlands	—	157,918,136	—	157,918,136
South Korea	—	49,066,108	—	49,066,108
Sweden	—	116,193,712	—	116,193,712
Switzerland	—	468,206,939	—	468,206,939
Taiwan	—	19,766,118	—	19,766,118
United Kingdom	—	318,940,339	—	318,940,339
Total Common Stocks	180,890,545	2,465,025,899	—	2,645,916,444
Short-Term Investments
Mutual Fund	111,560,537	—	—	111,560,537
Repurchase Agreement	—	114,229,972	—	114,229,972
Total Short-Term Investments	111,560,537	114,229,972	—	225,790,509
Total Investments	$292,451,082	$2,579,255,871	$—	$2,871,706,953

Collateral for Securities Loaned (Liability)	$—	$(111,560,537)	$—	$(111,560,537)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(789,510)	$—	$(789,510)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,871,706,953
Cash denominated in foreign currencies (c)	4,044,838
Receivable for:
Investments sold	20,581,165
Fund shares sold	1,412,042
Dividends and interest	8,405,356
Prepaid expenses	18,462

Total Assets	2,906,168,816
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	789,510
Collateral for securities loaned	111,560,537
Payables for:
Investments purchased	23,169,042
Fund shares redeemed	844,881
Accrued Expenses:
Management fees	1,767,230
Distribution and service fees	230,819
Deferred trustees’ fees	86,413
Other expenses	1,067,703

Total Liabilities	139,516,135

Net Assets	$2,766,652,681

Net Assets Consist of:
Paid in surplus	$3,458,077,126
Undistributed net investment income	46,244,219
Accumulated net realized loss	(134,532,891)
Unrealized depreciation on investments and foreign currency transactions	(603,135,773)

Net Assets	$2,766,652,681

Net Assets
Class A	$1,640,360,665
Class B	1,029,661,514
Class E	96,630,502
Capital Shares Outstanding*
Class A	149,318,179
Class B	95,612,543
Class E	8,903,244
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.99
Class B	10.77
Class E	10.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,473,916,030.
(b)	Includes securities loaned at value of $178,448,747.
(c)	Identified cost of cash denominated in foreign currencies was $4,046,454.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$61,914,615
Interest	9,082
Securities lending income	1,552,194

Total investment income	63,475,891
Expenses
Management fees	10,913,208
Administration fees	41,320
Custodian and accounting fees	409,031
Distribution and service fees—Class B	1,351,083
Distribution and service fees—Class E	76,731
Audit and tax services	27,519
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	88,394
Insurance	10,766
Miscellaneous	50,938

Total expenses	12,998,256
Less management fee waiver	(230,340)

Net expenses	12,767,916

Net Investment Income	50,707,975

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(104,777,639)
Foreign currency transactions	3,429,451

Net realized loss	(101,348,188)

Net change in unrealized depreciation on:
Investments	(235,010,663)
Foreign currency transactions	(4,459,669)

Net change in unrealized depreciation	(239,470,332)

Net realized and unrealized loss	(340,818,520)

Net Decrease in Net Assets From Operations	$(290,110,545)

(a)	Net of foreign withholding taxes of $6,746,921.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$50,707,975	$58,548,897
Net realized gain (loss)	(101,348,188)	219,008,625
Net change in unrealized depreciation	(239,470,332)	(402,939,797)

Decrease in net assets from operations	(290,110,545)	(125,382,275)

From Distributions to Shareholders
Net investment income
Class A	(41,603,288)	(59,540,773)
Class B	(23,446,727)	(38,314,087)
Class E	(2,282,019)	(3,931,196)
Net realized capital gains
Class A	(116,570,251)	(170,035,793)
Class B	(74,666,145)	(119,137,811)
Class E	(6,934,446)	(11,832,899)

Total distributions	(265,502,876)	(402,792,559)

Increase in net assets from capital share transactions	322,899,762	207,146,217

Total decrease in net assets	(232,713,659)	(321,028,617)

Net Assets
Beginning of period	2,999,366,340	3,320,394,957

End of period	$2,766,652,681	$2,999,366,340

Undistributed net investment income
End of period	$46,244,219	$62,868,278

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	9,211,537	$114,488,877	3,342,548	$50,477,518
Reinvestments	14,160,568	158,173,539	15,335,776	229,576,566
Redemptions	(2,272,343)	(28,725,075)	(9,864,350)	(164,073,964)

Net increase	21,099,762	$243,937,341	8,813,974	$115,980,120

Class B
Sales	3,400,814	$40,715,526	6,602,222	$99,080,464
Reinvestments	8,960,080	98,112,872	10,711,013	157,451,898
Redemptions	(5,128,120)	(63,434,085)	(11,127,550)	(169,871,829)

Net increase	7,232,774	$75,394,313	6,185,685	$86,660,533

Class E
Sales	295,770	$3,567,391	623,789	$9,478,971
Reinvestments	834,825	9,216,465	1,065,142	15,764,095
Redemptions	(747,631)	(9,215,748)	(1,372,340)	(20,737,502)

Net increase	382,964	$3,568,108	316,591	$4,505,564

Increase derived from capital shares transactions		$322,899,762		$207,146,217

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.43		$15.94	$19.13	$15.06	$11.85	$13.78

Income (Loss) from Investment Operations
Net investment income (a)	0.23		0.29	0.37	0.31	0.29	0.24
Net realized and unrealized gain (loss) on investments	(1.50)		(0.76)	(1.31)	4.22	3.16	(2.17)

Total from investment operations	(1.27)		(0.47)	(0.94)	4.53	3.45	(1.93)

Less Distributions
Distributions from net investment income	(0.31)		(0.53)	(0.48)	(0.46)	(0.24)	(0.00	)(b)
Distributions from net realized capital gains	(0.86)		(1.51)	(1.77)	0.00	0.00	0.00

Total distributions	(1.17)		(2.04)	(2.25)	(0.46)	(0.24)	(0.00	)(b)

Net Asset Value, End of Period	$10.99		$13.43	$15.94	$19.13	$15.06	$11.85

Total Return (%) (c)	(9.67	)(d)	(4.31)	(5.52)	30.80	29.47	(13.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.83	0.83	0.83	0.83	0.85
Net ratio of expenses to average net assets (%) (f)	0.80	(e)	0.81	0.81	0.81	0.81	0.83
Ratio of net investment income to average net assets (%)	3.69	(e)	1.88	2.12	1.79	2.26	1.79
Portfolio turnover rate (%)	25	(d)	49	45	58	41	48
Net assets, end of period (in millions)	$1,640.4		$1,722.4	$1,903.6	$2,176.6	$1,929.3	$1,775.7

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.17		$15.66	$18.84	$14.84	$11.67	$13.61

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.25	0.32	0.25	0.25	0.21
Net realized and unrealized gain (loss) on investments	(1.48)		(0.75)	(1.29)	4.17	3.13	(2.15)

Total from investment operations	(1.27)		(0.50)	(0.97)	4.42	3.38	(1.94)

Less Distributions
Distributions from net investment income	(0.27)		(0.48)	(0.44)	(0.42)	(0.21)	0.00
Distributions from net realized capital gains	(0.86)		(1.51)	(1.77)	0.00	0.00	0.00

Total distributions	(1.13)		(1.99)	(2.21)	(0.42)	(0.21)	0.00

Net Asset Value, End of Period	$10.77		$13.17	$15.66	$18.84	$14.84	$11.67

Total Return (%) (c)	(9.75	)(d)	(4.52)	(5.79)	30.49	29.25	(14.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(e)	1.08	1.08	1.08	1.08	1.10
Net ratio of expenses to average net assets (%) (f)	1.05	(e)	1.06	1.06	1.06	1.06	1.08
Ratio of net investment income to average net assets (%)	3.40	(e)	1.64	1.88	1.50	1.98	1.60
Portfolio turnover rate (%)	25	(d)	49	45	58	41	48
Net assets, end of period (in millions)	$1,029.7		$1,163.9	$1,287.4	$1,379.5	$1,102.6	$948.2
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.27		$15.77	$18.95	$14.92	$11.74	$13.67

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.26	0.34	0.27	0.27	0.23
Net realized and unrealized gain (loss) on investments	(1.49)		(0.75)	(1.29)	4.20	3.13	(2.16)

Total from investment operations	(1.28)		(0.49)	(0.95)	4.47	3.40	(1.93)

Less Distributions
Distributions from net investment income	(0.28)		(0.50)	(0.46)	(0.44)	(0.22)	0.00
Distributions from net realized capital gains	(0.86)		(1.51)	(1.77)	0.00	0.00	0.00

Total distributions	(1.14)		(2.01)	(2.23)	(0.44)	(0.22)	0.00

Net Asset Value, End of Period	$10.85		$13.27	$15.77	$18.95	$14.92	$11.74

Total Return (%) (c)	(9.74	)(d)	(4.45)	(5.67)	30.65	29.27	(14.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.98	0.98	0.98	0.98	1.00
Net ratio of expenses to average net assets (%) (f)	0.95	(e)	0.96	0.96	0.96	0.96	0.98
Ratio of net investment income to average net assets (%)	3.47	(e)	1.75	1.98	1.60	2.10	1.74
Portfolio turnover rate (%)	25	(d)	49	45	58	41	48
Net assets, end of period (in millions)	$96.6		$113.1	$129.4	$148.9	$116.6	$101.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

MIST-12

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $114,229,972, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

MIST-14

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized depreciation on forward foreign currency exchange contracts	$789,510

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
State Street Bank and Trust	$789,510	$—	$—	$789,510

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$2,718,201

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(4,675,800)

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$104,918,515

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$760,112,315	$0	$688,966,278

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$10,913,208	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $1 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a

MIST-17

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$149,387,085	$89,997,780	$253,405,474	$343,109,288	$402,792,559	$433,107,068

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$85,462,093	$179,128,079	$(400,319,259)	$—	$(135,729,087)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-18

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 10.19%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

The year began with what has become an annual ritual: optimistic projections about U.S. Gross Domestic Product (“GDP”) growth that were dashed once first quarter data releases began. Alongside disappointing data, collapsing oil prices started to materially affect the perceived creditworthiness of energy companies thereby raising borrowing costs for them along with others. This led to increased equity volatility that only subsided when oil prices found their footing with production declines.

The calm in financial markets proved temporary as a remarkably weak jobs report pushed back the expected timing of further rate increases. Concurrently, central bankers in Europe and Japan continued the experiment with negative policy rates. The first half of the year ended with the surprising vote by the U.K. to leave the European Union. While the initial decline in equities and bond yields conformed to expectations, due to a likely decline in economic activity and political disarray, risk assets later rebounded with many finishing the half close to pre-referendum (aka “Brexit vote”) levels. In total, the first half of the year mirrored the performance of recent years with commodities posting double-digit returns while equities lagged.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Balanced-Risk Allocation Portfolio strategically balances the amount of risk exposure to equities, fixed income, and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

Positive absolute performance from the strategic and tactical bond and commodity exposures drove results for the reporting period. Strategic and tactical stock exposures detracted from absolute performance. The Portfolio’s outperformance relative to the Dow Jones Moderate Index occurred from the commodity and fixed income exposures.

Stocks around the world continued to face muted earnings growth prospects. Even the U.S., which had heretofore delivered reasonable growth, struggled with a stronger dollar, weak commodity prices, and sluggish domestic growth. Questions around the effectiveness and sustainability of loose monetary policy offered an additional headwind. Four of the six equity markets that the strategy invests in finished with losses in the first half of the year.

After leading in 2015, Japan and Europe equity markets declined the most to date in 2016. While Brexit accounted for roughly half of the price decreases in these two markets, troubles began earlier in the year. A major factor weighing on Japan and Europe was fading strength in the U.S. dollar and varying degrees of increased strength in their own currencies. The stock market decline that kicked-off the year signaled to many that the U.S. Federal Reserve Bank (the “Fed”) would have to slow its projected pace of interest rate increases, which had stemmed this rise in the U.S. currency. The view of a slower pace to rate increases was further confirmed when the U.S. issued a weak first quarter GDP report. The Japanese market was additionally pressured as the yen rallied when the Bank of Japan fell short of expectations on bond purchases and its move to negative interest rates had a contrary effect. The European Central Bank also fell short on the market’s expectations for stimulus earlier in the period while Brexit placed a heavy toll on the region’s banking system. Ironically, the U.K. equity market finished flat, while the U.S. equity market ended with a small gain as rising oil prices and fading dollar strength provided a reprieve from fears of a more significant decline in earnings. Tactical stock exposure detracted for the period as market volatility served to work against our average overweight position.

Government bond yields plumbed new lows due to negative policy rates in some countries along with multiple threats to growth. All six bond markets in our universe finished with gains during the first half. U.S., U.K., German, and Australian markets generated the best results, while Canada provided softer gains after being last year’s leader. Tactical allocation proved favorable as we entered the year overweight and moved to an underweight early in the second quarter but returned to a neutral position going into June’s market volatility.

Consistent with our duration-based approach to weighting bonds declining rates have led us to lower absolute bond exposure, while their move to negative interest rates has led to the removal of Japanese government bonds earlier in the year and German Bunds at the end of June.

Commodities displayed broad-based strength with all complexes (Industrial Metals like copper, Precious Metals like gold, Energy such as crude oil, Agricultural like soy beans) ending in positive territory. Given the continued slow growth environment this may strike some as surprising. However, commodity complexes often do not behave like stocks or bonds.

Accordingly, while Energy and Industrial Metals struggled during the immediate Brexit aftermath, Precious Metals and Agricultural commodities fared much better. This resulted from different underlying economic drivers for each complex. Energy and Industrial Metals have a much more direct link to economic activity. In our view, their attractive performance stemmed, in part, from the actions of producers who have been battered by low prices and high debt loads from over-investment earlier in the cycle. Decreased supply could ultimately cure low prices as producers go out of business, merge,

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers Inc.

Portfolio Manager Commentary*—(Continued)

and/or reduce production. These tailwinds can act as at least a partial offset to reduced demand prospects.

Agricultural commodities can be driven by particularly idiosyncratic events. For example, heavy rains in Argentina damaged the soybean crop and led to a sharp rally in the second quarter. Soymeal finished the first half as the best performing commodity in our universe. Additionally, dry weather in Brazil and India led to robust gains in sugar and coffee. Precious Metals benefitted from declining expectations of rate increases and safe haven demand.

Overall, tactical exposure to commodities proved favorable as the strategy was underweight the asset class as the year began and transitioned to overweight as the rally was gaining strength.

At the end of the period, the Portfolio remained overweight across all six equity markets, but on a reduced basis in Europe, Japan, and both U.S. markets (large cap and small cap) while the overweights to the U.K. and Hong Kong have strengthened. In bonds, we have shifted to an underweight stance in Australia and Canada and have softened the overweight to the U.K. The overweight to U.S. Treasuries has seen a mild increase. The strategy is now absent not only Japanese government bonds, but also German government bonds primarily as a result of the negative yields in those instruments and in the case of Japan, the impaired flight-to-safety quality. In general, we have become more constructive in commodities. We carry overweights across all Agricultural exposures, and have shifted from underweight to overweight in the Energy complex with the exception of unleaded gas which holds a reduced underweight. In Metals, we have moved from underweight to overweight in copper, aluminum, and silver and have strengthened the existing overweight to gold.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes, and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivative instruments can be a more liquid and cost-effective way to gain exposure to asset classes, though they do involve risks. For example, the Portfolio may use derivative instruments that give rise to a form of leverage, which may expose the Portfolio to losses in excess of the amounts invested or borrowed.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	10.19	5.04	4.60
Dow Jones Moderate Index	4.67	1.73	6.56

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	75.2
Global Developed Equities	42.0
Commodities - Production Weighted	30.4

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.89%	$1,000.00	$1,101.90	$4.65
	Hypothetical*	0.89%	$1,000.00	$1,020.44	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Commodity-Linked Securities—3.5% of Net Assets

Security Description	Principal Amount*	Value
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 4 Agriculture Commodity Index, multiplied by 2), 02/13/17 (144A) (a)	7,550,000	$11,299,330
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.100% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 1), 02/27/17 (144A)	15,070,000	22,210,744
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 03 Excess Return Index, multiplied by 2), 02/28/17 (144A) (a)	10,070,000	15,150,061

Total Commodity-Linked Securities (Cost $32,690,000)		48,660,135

U.S. Treasury & Government Agencies—3.0%

U.S. Treasury—3.0%
U.S. Treasury Floating Rate Notes
0.330%, 07/31/16 (a)	8,310,000	8,310,241
0.450%, 04/30/18 (a)	22,092,000	22,094,452
0.532%, 01/31/18 (a)	11,050,000	11,070,918

Total U.S. Treasury & Government Agencies (Cost $41,497,529)		41,475,611

Short-Term Investments—90.9%

Municipals—0.6%
Gainesville & Hall County, GA, Development Authority Revenue 0.450%, 03/01/21 (a)	8,100,000	8,100,000

Certificate of Deposit—1.8%
Bank of Montreal 0.560%, 07/19/16 (b)	25,000,000	25,000,000

Commercial Paper—61.3%
American Honda Finance Corp. 0.353%, 07/12/16 (b)	25,000,000	24,997,097
0.383%, 07/18/16 (b)	18,000,000	17,996,600
Apple, Inc. 0.344%, 08/02/16 (b)	25,000,000	24,992,222
0.357%, 07/21/16 (144A) (b)	19,000,000	18,996,094
Barton Capital LLC 0.487%, 07/13/16 (144A) (b)	23,500,000	23,495,927
0.591%, 08/04/16 (144A) (b)	15,000,000	14,991,500
BMW U.S. Capital LLC 0.355%, 07/08/16 (b)	20,000,000	19,998,444
0.414%, 08/05/16 (b)	20,000,000	19,991,833
CDP Financial, Inc. 0.381%, 07/05/16 (144A) (b)	36,000,000	35,998,120

Commercial Paper—(Continued)
Chevron Corp. 0.470%, 07/11/16 (144A) (b)	30,000,000	29,995,750
Coca-Cola Co. (The) 0.472%, 07/20/16 (b)	15,500,000	15,495,992
0.574%, 10/18/16 (144A) (b)	20,000,000	19,965,483
CRC Funding LLC 0.582%, 09/22/16 (144A) (b)	25,000,000	24,966,569
Exxon Mobil Corp. 0.313%, 07/07/16 (b)	31,800,000	31,798,092
0.330%, 07/06/16 (b)	12,000,000	11,999,350
Johnson & Johnson 0.000%, 07/01/16 (144A) (b)	20,000,000	20,000,000
Kimberly-Clark Corp. 0.322%, 07/07/16 (b)	9,900,000	9,899,390
L’Oreal USA, Inc. 0.330%, 07/06/16 (144A) (b)	10,200,000	10,199,448
0.341%, 07/11/16 (144A) (b)	33,000,000	32,996,608
Landesbank Hessen-Thueringen 0.428%, 07/12/16 (144A) (b)	35,000,000	34,995,081
LMA Americas LLC 0.461%, 07/11/16 (144A) (b)	21,000,000	20,997,083
Manhattan Asset Funding Co. LLC 0.406%, 07/05/16 (b)	22,000,000	21,998,778
0.492%, 07/15/16 (b)	16,500,000	16,496,663
Microsoft Corp. 0.321%, 07/06/16 (144A) (b)	40,000,000	39,997,889
Mitsubishi UFJ Trust & Banking Corp. 0.668%, 08/25/16 (b)	18,500,000	18,481,063
Nationwide Building Society 0.638%, 08/24/16 (b)	17,000,000	16,983,680
Nestle Capital Corp. 0.521%, 09/15/16 (b)	10,000,000	9,989,022
0.548%, 08/24/16 (b)	15,000,000	14,987,625
Nieuw Amsterdam Receivables Corp. 0.491%, 07/20/16 (144A) (b)	20,000,000	19,994,617
Novartis Finance Corp. 0.328%, 07/08/16 (144A) (b)	20,000,000	19,998,561
0.377%, 07/14/16 (b)	20,000,000	19,997,111
PepsiCo, Inc. 0.323%, 07/11/16 (b)	4,600,000	4,599,553
0.398%, 08/19/16 (b)	35,000,000	34,980,945
Ridgefield Funding Co. LLC 0.632%, 09/20/16 (144A) (b)	35,000,000	34,950,388
Siemens Capital Co. LLC 0.416%, 08/12/16 (b)	22,400,000	22,389,024
Toyota Motor Credit Corp. 0.471%, 09/12/16 (b)	25,000,000	24,976,174
Victory Receivables Corp. 0.493%, 07/12/16 (144A) (b)	21,000,000	20,996,599
Wal-Mart Stores, Inc. 0.330%, 07/06/16 (b)	34,000,000	33,998,158
Working Capital Management Co. 0.489%, 07/28/16 (144A) (b)	20,000,000	19,992,500

		860,575,033

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mutual Funds—20.8%
Premier Portfolio, Institutional Class 0.016% (c) (d)	51,289,323	$51,289,323
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 0.000% (c) (d)	189,934,487	189,934,487
STIT-Liquid Assets Portfolio, Institutional Class 0.053% (c)(d)	51,289,322	51,289,322

		292,513,132

U.S. Treasury — 6.4%
U.S. Treasury Bills 0.446%, 10/06/16 (b) (e)	24,600,000	24,570,610
0.521%, 09/08/16 (b) (e)	19,180,000	19,160,839
1.231%, 09/15/16 (b)	3,130,000	3,121,890
1.264%, 07/28/16 (b) (e)	20,740,000	20,719,907
1.415%, 08/25/16 (b) (e)	5,370,000	5,358,371
3.074%, 07/07/16 (b) (e)	17,330,000	17,319,788

		90,251,405

Total Short-Term Investments (Cost $1,276,439,570)		1,276,439,570

Total Investments—97.4% (Cost $1,350,627,099) (f)		1,366,575,316
Other assets and liabilities (net)—2.6%		36,858,848

Net Assets—100.0%		$1,403,434,164

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	The rate shown represents current yield to maturity.
(c)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2016.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $55,933,674.
(f)	As of June 30, 2016, the aggregate cost of investments was $1,350,627,099. The aggregate and net unrealized appreciation of investments was $15,948,217.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $492,188,352, which is 35.1% of net assets.
(EMTN)—	Euro Medium-Term Note
(LIBOR)—	London InterBank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/16	2,890	AUD	389,498,156	$3,071,610
Brent Crude Oil Futures	11/30/16	292	USD	14,976,100	56,060
Canada Government Bond 10 Year Futures	09/21/16	2,552	CAD	369,078,567	6,749,111
Euro Stoxx 50 Index Futures	09/16/16	3,290	EUR	95,563,994	(1,813,879)
Euro-Bund Futures	09/08/16	418	EUR	68,379,879	1,638,303
FTSE 100 Index Futures	09/16/16	1,270	GBP	77,015,208	6,057,906
Gasoline RBOB Futures	07/29/16	279	USD	18,045,382	(453,148)
Hang Seng Index Futures	07/28/16	615	HKD	616,889,868	3,509,929
Natural Gas Futures	11/28/16	340	USD	9,570,419	1,714,181
New York Harbor ULSD Futures	07/29/16	50	USD	3,162,238	(35,967)
Russell 2000 Mini Index Futures	09/16/16	760	USD	88,809,888	(1,607,488)
S&P 500 E-Mini Index Futures	09/16/16	1,015	USD	106,449,029	(371,379)
Silver Futures	09/28/16	439	USD	38,078,652	2,798,833
TOPIX Index Futures	09/08/16	820	JPY	10,931,291,420	(6,954,839)
U.S. Treasury Long Bond Futures	09/21/16	697	USD	113,429,844	6,693,750
United Kingdom Long Gilt Bond Futures	09/28/16	1,599	GBP	196,318,892	12,163,118
WTI Light Sweet Crude Oil Futures	11/18/16	279	USD	14,154,094	(31,114)

Net Unrealized Appreciation					$33,184,987

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
0.330%	10/21/16	Barclays Bank plc	Barclays Commodity Strategy 1452 Excess Return Index	USD	15,932,822	$710,324	$—	$710,324
0.450%	01/13/17	Barclays Bank plc	Barclays Commodity Strategy 1718 Index	USD	26,844,715	(115,926)	—	(115,926)
0.550%	06/01/17	Canadian Imperial Bank of Commerce	CIBC Custom 4 Agriculture Commodity Index	USD	13,057,085	(149,512)	—	(149,512)
0.300%	04/10/17	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper I Index	USD	25,068,881	1,595,995	—	1,595,995
0.470%	01/30/17	Cargill, Inc.	Cargill 11 Commodity Index	USD	33,271,946	—	—	—
0.120%	01/12/17	Cargill, Inc.	Cargill Gold Index 1	USD	17,227,472	—	—	—
0.400%	01/13/19	Goldman Sachs & Co.	Goldman Sachs Custom 797 Strategy Index	USD	23,301,289	70,508	—	70,508
0.250%	04/25/17	JPMorgan Chase Bank N.A.	JPMorgan Contag Gas Oil Class	USD	4,982,330	(35,029)	—	(35,029)
0.140%	06/27/17	Bank of America N.A.	Merrill Lynch Gold ER Index	USD	24,634,004	(76,238)	—	(76,238)
0.380%	10/14/16	Morgan Stanley Capital Services, LLC	S&P GSCI Aluminum Dynamic Roll Index	USD	19,257,567	498,600	—	498,600
0.090%	10/14/16	JPMorgan Chase Bank N.A.	S&P GSCI Gold Official Close Index	USD	19,775,082	787,887	—	787,887

Totals						$3,286,609	$—	$3,286,609

Cash in the amount of $210,486 has been deposited in a segragated account held by the counterparty as collateral for OTC swap contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Information:

Barclays Commodity Strategy 1452 Excess Return Index—a commodity index that provide exposure to future contracts on Copper.

Barclays Commodity Strategy 1718 Excess Return Index—a commodity index that provides exposure to future contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

CIBC Custom 4 Agriculture Index—a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee ‘C’, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean meal, Soybean oil, Sugar and Wheat.

Cargill 11 Commodity Index—a commodity index that provides exposure to future contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Goldman Sachs Custom 797 Commodity Strategy Index—a commodity index that provides exposure to future contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.

Monthly Rebalance Commodity Excess Return Index—a commodity index composed of futures contracts on Coffee ‘C’, Corn, Cotton No.2, Soybean Meal, Soybeal Oil, Soybeans, Sugar No.11 and Wheat.

RBC Enhanced Agricultural Basket 03 Excess Return Index—a commodity index composed of futures contracts on Corn, Coffee, Wheat, Cotton, Soybeans, Soybean meal, Soybean oil and Sugar.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Commodity-Linked Securities	$—	$48,660,135	$—	$48,660,135
Total U.S. Treasury & Government Agencies*	—	41,475,611	—	41,475,611
Short-Term Investments
Municipals	—	8,100,000	—	8,100,000
Certificate of Deposit	—	25,000,000	—	25,000,000
Commercial Paper	—	860,575,033	—	860,575,033
Mutual Funds	292,513,132	—	—	292,513,132
U.S. Treasury	—	90,251,405	—	90,251,405
Total Short-Term Investments	292,513,132	983,926,438	—	1,276,439,570
Total Investments	$292,513,132	$1,074,062,184	$—	$1,366,575,316

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$44,452,801	$—	$—	$44,452,801
Futures Contracts (Unrealized Depreciation)	(11,267,814)	—	—	(11,267,814)
Total Futures Contracts	$33,184,987	$—	$—	$33,184,987
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,663,314	$—	$3,663,314
OTC Swap Contracts at Value (Liabilities)	—	(376,705)	—	(376,705)
Total OTC Swap Contracts	$—	$3,286,609	$—	$3,286,609

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$1,074,062,184
Affiliated investments at value (b)	292,513,132
Cash	1,320,000
Cash collateral (c)	20,213,500
OTC swap contracts at market value	3,663,314
Receivable for:
OTC swap contracts	3,033,243
Fund shares sold	1,171,902
Interest	67,172
Variation margin on futures contracts	9,107,136
Prepaid expenses	8,557

Total Assets	1,405,160,140
Liabilities
OTC swap contracts at market value	376,705
Payables for:
Fund shares redeemed	27,944
Interest on OTC swap contracts	36,992
Accrued Expenses:
Management fees	682,704
Distribution and service fees	281,571
Deferred trustees’ fees	61,404
Other expenses	258,656

Total Liabilities	1,725,976

Net Assets	$1,403,434,164

Net Assets Consist of:
Paid in surplus	$1,278,998,103
Distributions in excess of net investment income	(3,456,366)
Accumulated net realized gain	75,075,803
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	52,816,624

Net Assets	$1,403,434,164

Net Assets
Class B	$1,403,434,164
Capital Shares Outstanding*
Class B	138,997,652
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,058,113,967.
(b)	Identified cost of affiliated investments was $292,513,132.
(c)	Includes collateral of $12,379,500 for futures contracts and $7,834,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from affiliated investments	$348,875
Interest	2,292,003

Total investment income	2,640,878
Expenses
Management fees	4,151,882
Administration fees	43,848
Custodian and accounting fees	66,534
Distribution and service fees—Class B	1,626,354
Audit and tax services	40,583
Legal	15,380
Trustees’ fees and expenses	15,927
Shareholder reporting	24,566
Insurance	4,353
Miscellaneous	7,607

Total expenses	5,997,034
Less management fee waiver	(204,092)

Net expenses	5,792,942

Net Investment Loss	(3,152,064)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(3,883,207)
Futures contracts	49,836,676
Swap contracts	32,901,384
Foreign currency transactions	926,932

Net realized gain	79,781,785

Net change in unrealized appreciation on:
Investments	18,525,619
Futures contracts	31,100,794
Swap contracts	2,701,647
Foreign currency transactions	247,022

Net change in unrealized appreciation	52,575,082

Net realized and unrealized gain	132,356,867

Net Increase in Net Assets from Operations	$129,204,803

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(3,152,064)	$(10,242,913)
Net realized gain (loss)	79,781,785	(32,101,131)
Net change in unrealized appreciation (depreciation)	52,575,082	(14,712,186)

Increase (decrease) in net assets from operations	129,204,803	(57,056,230)

From Distributions to Shareholders
Net investment income
Class B	(2,081,473)	(37,877,864)
Net realized capital gains
Class B	0	(97,181,591)

Total distributions	(2,081,473)	(135,059,455)

Increase (decrease) in net assets from capital share transactions	(10,932,627)	128,026,610

Total increase (decrease) in net assets	116,190,703	(64,089,075)

Net Assets
Beginning of period	1,287,243,461	1,351,332,536

End of period	$1,403,434,164	$1,287,243,461

Accumulated undistributed net investment income (loss)
End of period	$(3,456,366)	$1,777,171

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	3,741,910	$35,466,548	10,319,861	$104,117,206
Reinvestments	210,462	2,081,473	14,068,693	135,059,455
Redemptions	(5,183,503)	(48,480,648)	(11,170,496)	(111,150,051)

Net increase (decrease)	(1,231,131)	$(10,932,627)	13,218,058	$128,026,610

Increase (decrease) derived from capital shares transactions		$(10,932,627)		$128,026,610

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$9.18		$10.64	$10.58	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.02)		(0.08)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	0.96		(0.32)	0.65	0.27	0.69

Total from investment operations	0.94		(0.40)	0.57	0.19	0.63

Less Distributions
Distributions from net investment income	(0.02)		(0.30)	0.00	0.00	(0.03)
Distributions from net realized capital gains	0.00		(0.76)	(0.51)	(0.10)	(0.11)

Total distributions	(0.02)		(1.06)	(0.51)	(0.10)	(0.14)

Net Asset Value, End of Period	$10.10		$9.18	$10.64	$10.58	$10.49

Total Return (%) (c)	10.19	(d)	(4.20)	5.58	1.86	6.34	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(e)	0.92	0.94	0.93	1.03	(e)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	(e)	0.92	0.93	0.91	1.03	(e)
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.89	0.91	0.90	0.90	(e)
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.89	(e)	0.89	0.90	0.88	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.48	)(e)	(0.76)	(0.78)	(0.76)	(0.80	)(e)
Portfolio turnover rate (%)	76	(d)	40	44	34	0	(g)
Net assets, end of period (in millions)	$1,403.4		$1,287.2	$1,351.3	$1,340.5	$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended December 31, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of Total Assets at June 30, 2016
Invesco Balanced-Risk Allocation Portfolio, Ltd.	4/23/2012	$326,973,223	23.3%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the consolidated financial statements were issued.

MIST-12

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at net asset value (“NAV”) per share on the valuation date and are categorized as Level 1 within the fair value heirarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

MIST-13

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, distribution redesignations, premium amortization and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

MIST-14

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These

MIST-15

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$30,315,892
Equity	Unrealized appreciation on futures contracts (a) (b)	9,567,835	Unrealized depreciation on futures contracts (a) (b)	$10,747,585
Commodity	OTC swap contracts at market value (c)	3,663,314	OTC swap contracts at market value (c)	376,705
	Unrealized appreciation on futures contracts (a) (b)	4,569,074	Unrealized depreciation on futures contracts (a) (b)	520,229

Total		$48,116,115		$11,644,519

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest payable of $36,992.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-16

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$710,324	$(115,926)	$—	$594,398
Canadian Imperial Bank of Commerce	1,595,995	(149,512)	—	1,446,483
Goldman Sachs & Co.	70,508	—	(486)	70,022
JPMorgan Chase Bank N.A.	787,887	(35,029)	—	752,858
Morgan Stanley Capital Services, LLC	498,600	—	(210,000)	288,600

	$3,663,314	$(300,467)	$(210,486)	$3,152,361

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$76,238	$—	$(76,238)	$—
Barclays Bank plc	115,926	(115,926)	—	—
Canadian Imperial Bank of Commerce	149,512	(149,512)	—	—
JPMorgan Chase Bank N.A.	35,029	(35,029)	—	—

	$376,705	$(300,467)	$(76,238)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$49,397,464	$(14,530,695)	$14,969,907	$49,836,676
Swap contracts	—	(218,010)	33,119,394	32,901,384

	$49,397,464	$(14,748,705)	$48,089,301	$82,738,060

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$27,978,587	$(5,956,031)	$9,078,238	$31,100,794
Swap contracts	—	(2,413)	2,704,060	2,701,647

	$27,978,587	$(5,958,444)	$11,782,298	$33,802,441

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$725,316,891
Swap contracts	1,568,791

‡	Averages are based on activity levels during the period.

MIST-17

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-18

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$33,141,999	$32,690,000	$37,206,000	$30,489,216

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$4,151,882	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

MIST-19

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Issuers during the six months ended June 30, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Premier Portfolio, Institutional Class	43,021,130	151,510,953	(143,242,760)	51,289,323
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	199,439,842	129,714,861	(139,220,216)	189,934,487
STIT-Liquid Assets Portfolio, Institutional Class	39,252,711	151,510,953	(139,474,342)	51,289,322

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2016
Premier Portfolio, Institutional Class	$—	$—	$—	$51,289,323
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	—	—	348,875	189,934,487
STIT-Liquid Assets Portfolio, Institutional Class	—	—	—	51,289,322

	$—	$—	$348,875	$292,513,132

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$84,957,994	$37,239,673	$50,101,461	$25,274,139	$135,059,455	$62,513,812

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$1,833,904	$—	$(2,984,696)	$(1,479,744)	$(2,630,536)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the accumulated long-term capital losses were $1,479,744.

MIST-20

Met Investors Series Trust

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Invesco Comstock Portfolio returned 0.23% and 0.08%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 6.30%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks began 2016 on a sharply negative note along with a sharp decline in oil prices. The negative sentiment implied a global recession might be imminent and investors turned decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than previously feared, stocks rallied solidly beginning in mid-February and slowly recouped lost ground over the next few months. Additionally, oil prices strengthened modestly on the back of a weaker U.S. dollar and a slow tightening of the supply/demand imbalance. In Japan and Europe, central banks signaled their ongoing commitment to very loose monetary policy, but in the U.S., the Federal Reserve (the “Fed”) indicated that it may delay additional interest rate increases. As the period drew to a close, the U.K. surprised the world as they voted in a referendum to sever ties with the European Union (“Brexit”). The decision led equity markets, globally, to an initial sharp decline and roiled foreign currency markets, while introducing new uncertainties for markets to ponder.

In general, U.S. stocks outperformed international and global indices, as indices with foreign exposure posted flat to negative performance, with the exception of Emerging Markets that had single digit returns. Within the U.S., value outperformed growth across market capitalizations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell 1000 Value for the six-month period ended June 30, 2016. Within the Russell 1000 Value Index, the Utilities and Telecommunication Services sectors posted returns of over 20%, while Financials and Consumer Discretionary produced negative returns. The Portfolio’s main performance driver was stock selection.

Weak stock selection within Financials was a large detractor to relative performance over the period. Specifically, stock selection and an overweight to large banks and stock selection within diversified financials hurt performance. Financials, particularly large banks, were the worst performing areas of the market for the period, as investors weighed concerns of a prolonged low interest rate environment over the effects of the “Brexit” decision and the Fed’s decision to not raise interest rates as economic indicators pointed to a sluggish economy. The Portfolio’s underweight exposures to the benchmark’s top performing sectors, Utilities and Telecommunication Services, hampered relative performance. In our opinion, stocks in these sectors are trading at extraordinarily high valuations, as investors have viewed them as a safe haven and a source of income in a low-yield environment. An overweight to Consumer Discretionary detracted from relative performance. Notably, a relative overweight position to cruise line operator Carnival hurt performance after the stock posted double-digit losses for the period. Carnival sold off after the “Brexit” decision surprised investors, even though the company beat earnings expectations towards the end of the period.

On the positive side, both stock selection and an overweight to the Energy sector contributed to relative performance. One of the largest contributors was Canadian Natural Resources, an oil and gas producer. Earlier this year, the stock was upgraded by analysts on bullish sentiment on the company’s expanded profit margins and improved balance sheet. Additional contributors on a relative and absolute basis included Royal Dutch Shell, BP and Devon Energy.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight negative impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period.

MIST-1

Met Investors Series Trust

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, compared to the Russell 1000 Value Index, the Portfolio was overweight Consumer Discretionary, Energy, Financials and Information Technology. The Portfolio was underweight Telecommunication Services, Utilities, Materials, Consumer Staples, Industrials and Healthcare.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	0.23	-6.28	9.25	5.41
Class B	0.08	-6.51	8.97	5.15
Russell 1000 Value Index	6.30	2.86	11.35	6.13

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Citigroup, Inc.	4.5
JPMorgan Chase & Co.	3.7
Bank of America Corp.	2.8
Cisco Systems, Inc.	2.7
Carnival Corp.	2.5
Suncor Energy, Inc.	2.3
Royal Dutch Shell plc - Class A (ADR)	2.2
Pfizer, Inc.	2.2
Comcast Corp. - Class A	1.9
Johnson Controls, Inc.	1.9

Top Sectors

% of Net Assets
Financials	27.2
Energy	16.5
Consumer Discretionary	14.7
Information Technology	12.2
Health Care	11.0
Industrials	6.3
Consumer Staples	3.1
Materials	2.3
Telecommunication Services	1.4
Utilities	0.9

MIST-3

Met Investors Series Trust

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.57%	$1,000.00	$1,002.30	$2.84
	Hypothetical*	0.57%	$1,000.00	$1,022.03	$2.87

Class B(a)	Actual	0.82%	$1,000.00	$1,000.80	$4.08
	Hypothetical*	0.82%	$1,000.00	$1,020.79	$4.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Textron, Inc.	786,235	$28,744,752

Auto Components—1.9%
Johnson Controls, Inc. (a)	1,010,544	44,726,677

Automobiles—1.7%
General Motors Co.	1,425,619	40,345,018

Banks—17.1%
Bank of America Corp.	4,869,194	64,614,204
Citigroup, Inc.	2,492,004	105,636,049
Citizens Financial Group, Inc.	839,814	16,779,484
Fifth Third Bancorp	1,757,962	30,922,552
JPMorgan Chase & Co.	1,414,222	87,879,755
PNC Financial Services Group, Inc. (The)	508,343	41,374,037
U.S. Bancorp	240,824	9,712,432
Wells Fargo & Co.	932,356	44,128,409

		401,046,922

Beverages—0.5%
Coca-Cola Co. (The)	251,915	11,419,307

Biotechnology—1.9%
AbbVie, Inc.	271,412	16,803,117
Biogen, Inc. (b)	86,357	20,882,850
Gilead Sciences, Inc.	66,937	5,583,884

		43,269,851

Capital Markets—4.8%
Bank of New York Mellon Corp. (The)	659,688	25,628,879
Goldman Sachs Group, Inc. (The)	149,513	22,214,641
Morgan Stanley	1,244,922	32,343,074
State Street Corp.	598,845	32,289,722

		112,476,316

Chemicals—0.4%
CF Industries Holdings, Inc.	399,982	9,639,566

Communications Equipment—2.7%
Cisco Systems, Inc.	2,185,711	62,708,049

Consumer Finance—1.3%
Ally Financial, Inc. (b)	1,727,527	29,488,886

Containers & Packaging—1.0%
International Paper Co. (a)	525,717	22,279,886

Diversified Telecommunication Services—0.9%
Frontier Communications Corp. (a)	4,130,730	20,405,806

Electric Utilities—0.9%
FirstEnergy Corp.	351,285	12,263,359
PG&E Corp.	151,532	9,685,926

		21,949,285

Electrical Equipment—1.1%
Emerson Electric Co.	502,229	26,196,265

Energy Equipment & Services—2.3%
Halliburton Co.	591,933	26,808,646
Noble Corp. plc (a)	52,054	428,925
Weatherford International plc (a) (b)	4,902,593	27,209,391

		54,446,962

Food & Staples Retailing—1.6%
CVS Health Corp.	114,179	10,931,497
Wal-Mart Stores, Inc.	360,043	26,290,340

		37,221,837

Food Products—0.4%
Mondelez International, Inc. - Class A	197,394	8,983,401

Health Care Equipment & Supplies—0.9%
Medtronic plc	245,896	21,336,396

Health Care Providers & Services—1.9%
Anthem, Inc.	187,974	24,688,505
Express Scripts Holding Co. (b)	250,226	18,967,131

		43,655,636

Hotels, Restaurants & Leisure—2.5%
Carnival Corp.	1,310,031	57,903,370

Industrial Conglomerates—1.5%
General Electric Co.	1,127,035	35,479,062

Insurance—4.1%
Aflac, Inc.	482,101	34,788,408
Allstate Corp. (The)	497,039	34,767,878
American International Group, Inc.	474,099	25,075,096

		94,631,382

Internet Software & Services—1.7%
eBay, Inc. (b)	1,357,469	31,778,349
Yahoo!, Inc. (b)	191,518	7,193,416

		38,971,765

IT Services—0.7%
PayPal Holdings, Inc. (b)	443,076	16,176,705

Leisure Products—0.3%
Mattel, Inc. (a)	245,929	7,695,118

Machinery—2.4%
Caterpillar, Inc. (a)	534,004	40,482,843
Ingersoll-Rand plc	243,975	15,536,328

		56,019,171

Media—6.1%
CBS Corp. - Class B	220,866	12,023,945

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Charter Communications, Inc. - Class A (b)	64,086	$14,652,623
Comcast Corp. - Class A	693,372	45,200,921
Time Warner, Inc.	153,423	11,282,728
Twenty-First Century Fox, Inc. - Class B	1,019,273	27,775,189
Viacom, Inc. - Class B	776,439	32,198,925

		143,134,331

Metals & Mining—0.9%
Alcoa, Inc. (a)	2,331,480	21,612,820

Multiline Retail—1.8%
Kohl’s Corp. (a)	441,888	16,756,393
Target Corp.	371,931	25,968,222

		42,724,615

Oil, Gas & Consumable Fuels—14.2%
BP plc (ADR)	1,242,933	44,136,551
Canadian Natural Resources, Ltd.	676,653	20,876,496
Chevron Corp.	398,957	41,822,662
Devon Energy Corp.	958,567	34,748,054
Hess Corp.	495,676	29,790,127
Marathon Oil Corp.	700,640	10,516,606
Occidental Petroleum Corp.	317,594	23,997,403
PrairieSky Royalty, Ltd.	13,533	256,844
QEP Resources, Inc.	1,141,522	20,125,033
Royal Dutch Shell plc - Class A (ADR)	945,876	52,231,273
Suncor Energy, Inc.	1,947,921	54,015,849

		332,516,898

Personal Products—0.6%
Unilever NV	312,076	14,648,847

Pharmaceuticals—6.4%
Merck & Co., Inc.	641,084	36,932,849
Novartis AG	291,384	23,970,348
Pfizer, Inc.	1,472,893	51,860,563
Sanofi (ADR)	900,674	37,693,207

		150,456,967

Semiconductors & Semiconductor Equipment—1.7%
Intel Corp.	1,166,024	38,245,587
QUALCOMM, Inc.	45,630	2,444,399

		40,689,986

Software—3.4%
Citrix Systems, Inc. (b)	200,219	16,035,540
Microsoft Corp.	712,602	36,463,844
Symantec Corp.	1,357,851	27,890,260

		80,389,644

Specialty Retail—0.3%
Advance Auto Parts, Inc.	47,793	7,724,783

Technology Hardware, Storage & Peripherals—2.0%
HP, Inc.	1,009,543	12,669,765
NetApp, Inc. (a)	1,388,383	34,140,338

		46,810,103

Wireless Telecommunication Services—0.5%
Vodafone Group plc	3,928,777	11,959,942

Total Common Stocks (Cost $2,093,020,953)		2,239,886,327

Short-Term Investments—8.3%

Mutual Fund—4.1%
State Street Navigator Securities Lending MET Portfolio (c)	96,644,762	96,644,762

Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $97,370,753 on 07/01/16, collateralized by $96,060,000 U.S. Treasury Notes with rates ranging from 1.125% - 2.375%, maturity dates ranging from 12/31/20 - 02/28/21, with a value of $99,321,761.	97,370,672	97,370,672

Total Short-Term Investments (Cost $194,015,434)		194,015,434

Total Investments—103.9% (Cost $2,287,036,387) (d)		2,433,901,761
Other assets and liabilities (net)—(3.9)%		(90,362,237)

Net Assets—100.0%		$2,343,539,524

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $135,076,180 and the collateral received consisted of cash in the amount of $96,644,762 and non-cash collateral with a value of $40,462,065. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $2,287,036,387. The aggregate unrealized appreciation and depreciation of investments were $304,402,577 and $(157,537,203), respectively, resulting in net unrealized appreciation of $146,865,374.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	17,292,486	Goldman Sachs International	07/22/16	$17,846,255	$(118,236)

Contracts to Deliver
CAD	19,880,140	Canadian Imperial Bank of Commerce	07/22/16	15,519,235	130,462
CAD	19,880,159	Deutsche Bank AG	07/22/16	15,506,273	117,486
CAD	19,880,139	Goldman Sachs International	07/22/16	15,510,032	121,260
CAD	19,880,139	Royal Bank of Canada	07/22/16	15,525,718	136,946
CHF	9,087,797	Barclays Bank plc	07/22/16	9,476,407	159,723
CHF	9,087,797	Canadian Imperial Bank of Commerce	07/22/16	9,477,315	160,630
CHF	9,087,794	Goldman Sachs International	07/22/16	9,467,931	151,250
CHF	9,087,797	Royal Bank of Canada	07/22/16	9,482,556	165,871
EUR	12,786,157	Barclays Bank plc	07/22/16	14,411,022	212,937
EUR	12,786,157	Canadian Imperial Bank of Commerce	07/22/16	14,397,213	199,128
EUR	12,786,174	Deutsche Bank AG	07/22/16	14,410,785	212,682
EUR	12,786,157	Goldman Sachs International	07/22/16	14,401,739	203,655
EUR	10,695,056	Goldman Sachs International	07/22/16	11,770,979	(105,092)
EUR	12,786,157	Royal Bank of Canada	07/22/16	14,413,899	215,814
GBP	7,809,332	Barclays Bank plc	07/22/16	11,469,254	1,071,731
GBP	7,809,320	Canadian Imperial Bank of Commerce	07/22/16	11,463,301	1,065,794
GBP	2,030,407	Deutsche Bank AG	07/22/16	2,682,168	(21,163)
GBP	7,809,319	Goldman Sachs International	07/22/16	11,457,653	1,060,148
GBP	7,809,319	Royal Bank of Canada	07/22/16	11,478,488	1,080,983

Net Unrealized Appreciation					$6,222,009

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$28,744,752	$—	$—	$28,744,752
Auto Components	44,726,677	—	—	44,726,677
Automobiles	40,345,018	—	—	40,345,018
Banks	401,046,922	—	—	401,046,922
Beverages	11,419,307	—	—	11,419,307
Biotechnology	43,269,851	—	—	43,269,851
Capital Markets	112,476,316	—	—	112,476,316
Chemicals	9,639,566	—	—	9,639,566
Communications Equipment	62,708,049	—	—	62,708,049
Consumer Finance	29,488,886	—	—	29,488,886
Containers & Packaging	22,279,886	—	—	22,279,886
Diversified Telecommunication Services	20,405,806	—	—	20,405,806
Electric Utilities	21,949,285	—	—	21,949,285
Electrical Equipment	26,196,265	—	—	26,196,265
Energy Equipment & Services	54,446,962	—	—	54,446,962
Food & Staples Retailing	37,221,837	—	—	37,221,837
Food Products	8,983,401	—	—	8,983,401
Health Care Equipment & Supplies	21,336,396	—	—	21,336,396
Health Care Providers & Services	43,655,636	—	—	43,655,636
Hotels, Restaurants & Leisure	57,903,370	—	—	57,903,370
Industrial Conglomerates	35,479,062	—	—	35,479,062
Insurance	94,631,382	—	—	94,631,382
Internet Software & Services	38,971,765	—	—	38,971,765
IT Services	16,176,705	—	—	16,176,705
Leisure Products	7,695,118	—	—	7,695,118
Machinery	56,019,171	—	—	56,019,171
Media	143,134,331	—	—	143,134,331
Metals & Mining	21,612,820	—	—	21,612,820
Multiline Retail	42,724,615	—	—	42,724,615
Oil, Gas & Consumable Fuels	332,516,898	—	—	332,516,898
Personal Products	14,648,847	—	—	14,648,847
Pharmaceuticals	126,486,619	23,970,348	—	150,456,967
Semiconductors & Semiconductor Equipment	40,689,986	—	—	40,689,986
Software	80,389,644	—	—	80,389,644
Specialty Retail	7,724,783	—	—	7,724,783
Technology Hardware, Storage & Peripherals	46,810,103	—	—	46,810,103
Wireless Telecommunication Services	—	11,959,942	—	11,959,942
Total Common Stocks	2,203,956,037	35,930,290	—	2,239,886,327
Short-Term Investments
Mutual Fund	96,644,762	—	—	96,644,762
Repurchase Agreement	—	97,370,672	—	97,370,672
Total Short-Term Investments	96,644,762	97,370,672	—	194,015,434
Total Investments	$2,300,600,799	$133,300,962	$—	$2,433,901,761

Collateral for Securities Loaned (Liability)	$—	$(96,644,762)	$—	$(96,644,762)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,466,500	$—	$6,466,500
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(244,491)	—	(244,491)
Total Forward Contracts	$—	$6,222,009	$—	$6,222,009

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Comstock Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,433,901,761
Cash	2,749,003
Cash denominated in foreign currencies (c)	601
Unrealized appreciation on forward foreign currency exchange contracts	6,466,500
Receivable for:
Investments sold	11,457,397
Fund shares sold	69,943
Dividends and interest	4,675,150
Prepaid expenses	14,978

Total Assets	2,459,335,333
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	244,491
Collateral for securities loaned	96,644,762
Payables for:
Investments purchased	16,381,180
Fund shares redeemed	878,297
Accrued Expenses:
Management fees	1,054,010
Distribution and service fees	201,275
Deferred trustees’ fees	86,413
Other expenses	305,381

Total Liabilities	115,795,809

Net Assets	$2,343,539,524

Net Assets Consist of:
Paid in surplus	$2,141,020,222
Undistributed net investment income	27,121,310
Accumulated net realized gain	22,367,459
Unrealized appreciation on investments and foreign currency transactions	153,030,533

Net Assets	$2,343,539,524

Net Assets
Class A	$1,362,192,254
Class B	981,347,270
Capital Shares Outstanding*
Class A	109,062,416
Class B	78,872,530
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.49
Class B	12.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,287,036,387.
(b)	Includes securities loaned at value of $135,076,180.
(c)	Identified cost of cash denominated in foreign currencies was $607.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$37,465,460
Interest	17,917
Securities lending income	483,629

Total investment income	37,967,006
Expenses
Management fees	6,521,977
Administration fees	33,480
Custodian and accounting fees	74,313
Distribution and service fees—Class B	1,209,558
Audit and tax services	20,240
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	53,830
Insurance	8,612
Miscellaneous	27,549

Total expenses	7,978,825
Less management fee waiver	(200,831)
Less broker commission recapture	(13,721)

Net expenses	7,764,273

Net Investment Income	30,202,733

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	31,081,079
Foreign currency transactions	(4,758,517)

Net realized gain	26,322,562

Net change in unrealized appreciation (depreciation) on:
Investments	(55,831,847)
Foreign currency transactions	3,239,126

Net change in unrealized depreciation	(52,592,721)

Net realized and unrealized loss	(26,270,159)

Net Increase in Net Assets From Operations	$3,932,574

(a)	Net of foreign withholding taxes of $815,992.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,202,733	$43,569,256
Net realized gain	26,322,562	206,533,365
Net change in unrealized depreciation	(52,592,721)	(399,060,316)

Increase (decrease) in net assets from operations	3,932,574	(148,957,695)

From Distributions to Shareholders
Net investment income
Class A	(38,668,264)	(45,937,469)
Class B	(25,310,225)	(32,749,943)
Net realized capital gains
Class A	(106,459,478)	(49,375,617)
Class B	(77,490,408)	(38,048,811)

Total distributions	(247,928,375)	(166,111,840)

Increase (decrease) in net assets from capital share transactions	168,135,807	(66,175,990)

Total decrease in net assets	(75,859,994)	(381,245,525)

Net Assets
Beginning of period	2,419,399,518	2,800,645,043

End of period	$2,343,539,524	$2,419,399,518

Undistributed net investment income
End of period	$27,121,310	$60,897,066

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	794,768	$9,981,053	273,621	$3,957,553
Reinvestments	11,789,419	145,127,742	6,258,246	95,313,086
Redemptions	(3,037,264)	(42,364,187)	(7,548,191)	(118,170,549)

Net increase (decrease)	9,546,923	$112,744,608	(1,016,324)	$(18,899,910)

Class B
Sales	1,115,116	$14,562,660	2,254,609	$33,539,557
Reinvestments	8,385,044	102,800,633	4,667,024	70,798,754
Redemptions	(4,624,584)	(61,972,094)	(10,090,181)	(151,614,391)

Net increase (decrease)	4,875,576	$55,391,199	(3,168,548)	$(47,276,080)

Increase (decrease) derived from capital shares transactions		$168,135,807		$(66,175,990)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.97		$15.79	$14.58	$10.90	$9.32	$9.55

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.26	0.30	0.20	0.19	0.17
Net realized and unrealized gain (loss) on investments	(0.17)		(1.08)	1.08	3.65	1.55	(0.27)

Total from investment operations	0.01		(0.82)	1.38	3.85	1.74	(0.10)

Less Distributions
Distributions from net investment income	(0.40)		(0.48)	(0.17)	(0.17)	(0.16)	(0.13)
Distributions from net realized capital gains	(1.09)		(0.52)	0.00	0.00	0.00	0.00

Total distributions	(1.49)		(1.00)	(0.17)	(0.17)	(0.16)	(0.13)

Net Asset Value, End of Period	$12.49		$13.97	$15.79	$14.58	$10.90	$9.32

Total Return (%) (b)	0.23	(c)	(5.73)	9.60	35.64	18.76	(1.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.58	0.58	0.59	0.60	0.61
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.56	0.56	0.57	0.58	0.61
Ratio of net investment income to average net assets (%)	2.74	(d)	1.76	1.97	1.59	1.90	1.81
Portfolio turnover rate (%)	10	(c)	15	23 (f)	14	17	25
Net assets, end of period (in millions)	$1,362.2		$1,390.6	$1,587.6	$1,897.6	$1,524.2	$1,406.5

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.90		$15.72	$14.52	$10.85	$9.28	$9.52

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.23	0.24	0.17	0.17	0.14
Net realized and unrealized gain (loss) on investments	(0.17)		(1.08)	1.10	3.64	1.53	(0.27)

Total from investment operations	(0.01)		(0.85)	1.34	3.81	1.70	(0.13)

Less Distributions
Distributions from net investment income	(0.36)		(0.45)	(0.14)	(0.14)	(0.13)	(0.11)
Distributions from net realized capital gains	(1.09)		(0.52)	0.00	0.00	0.00	0.00

Total distributions	(1.45)		(0.97)	(0.14)	(0.14)	(0.13)	(0.11)

Net Asset Value, End of Period	$12.44		$13.90	$15.72	$14.52	$10.85	$9.28

Total Return (%) (b)	0.08	(c)	(5.97)	9.31	35.39	18.43	(1.48)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.83	0.83	0.84	0.85	0.86
Net ratio of expenses to average net assets (%) (e)	0.82	(d)	0.81	0.81	0.82	0.83	0.86
Ratio of net investment income to average net assets (%)	2.49	(d)	1.51	1.60	1.33	1.65	1.50
Portfolio turnover rate (%)	10	(c)	15	23 (f)	14	17	25
Net assets, end of period (in millions)	$981.3		$1,028.8	$1,213.1	$762.8	$607.1	$555.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to commission recapture and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

MIST-13

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $97,370,672, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

MIST-14

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$6,466,500	Unrealized depreciation on forward foreign currency exchange contracts	$244,491

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,444,391	$—	$—	$1,444,391
Canadian Imperial Bank of Commerce	1,556,014	—	—	1,556,014
Deutsche Bank AG	330,168	(21,163)	—	309,005
Goldman Sachs International	1,536,313	(223,328)	—	1,312,985
Royal Bank of Canada	1,599,614	—	—	1,599,614

	$6,466,500	$(244,491)	$—	$6,222,009

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$21,163	$(21,163)	$—	$—
Goldman Sachs International	223,328	(223,328)	—	—

	$244,491	$(244,491)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-15

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(4,751,949)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$3,241,838

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$210,902,737

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-16

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$228,387,299	$0	$240,375,125

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$6,521,977	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-17

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2016 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$7,941

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$78,687,412	$28,841,295	$87,424,428	$—	$166,111,840	$28,841,295

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$70,194,710	$177,341,779	$199,060,551	$—	$446,597,040

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-18

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Invesco Mid Cap Value Portfolio returned 2.25%, 2.12%, and 2.20%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 8.87%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks began 2016 on a sharply negative note along with a sharp decline in oil prices. The negative sentiment implied a global recession might be imminent and investors turned decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than previously feared, stocks rallied solidly beginning in mid-February and slowly recouped lost ground over the next few months. Additionally, oil prices strengthened modestly on the back of a weaker U.S. dollar and a slow tightening of the supply/demand imbalance. In Japan and Europe, central banks signaled their ongoing commitment to very loose monetary policy, but in the U.S., the Federal Reserve indicated that it may delay additional interest rate increases. As the period drew to a close, the U.K. surprised the world as they voted in a referendum to sever ties with the European Union (“Brexit”). The decision led equity markets, globally, to an initial sharp decline and roiled foreign currency markets, while introducing new uncertainties for markets to ponder.

In general, U.S. stocks outperformed international and global indices, as indices with foreign exposure posted flat to negative performance, with the exception of Emerging Markets that had single digit returns. Within the U.S., value outperformed growth across market capitalizations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index for the six-month period ended June 30, 2016. Both stock selection and allocation were the main drivers of the Portfolio’s underperformance over the period. An underweight to the benchmark’s top performing sector, Utilities, was a notable detractor and hurt relative results.

Stock selection in the Consumer Discretionary sector detracted from the Portfolio’s relative return, and a number of holdings within the sector were among the Portfolio’s top detractors, including DeVry Education Group, Ascena Retail Group, and Dana Holding Corporation. During the reporting period, the Federal Trade Commission filed a lawsuit alleging that one of DeVry’s business units made false advertising claims, and the news negatively impacted shares. In our opinion, this action brought about unforeseen risks that were difficult to quantify, and we reduced the portfolio’s position during the reporting period. Ladies apparel retailer Ascena Retail reported weakness in a number of its brands as poor weather in the first quarter of the year led to declining same store sales and profits.

Stock selection in the Information Technology (“IT”) sector also detracted from the Portfolio’s relative return. The Portfolio’s largest detractor in the IT sector during the period was Diebold, a company that develops integrated software, security systems and financial self-service delivery systems such as ATM machines. The company’s earnings were lower than anticipated due to declining revenues and weakness in emerging markets, notably South America. The company also faced currency headwinds from its exposure to the euro and Brazilian real.

Stock selection in the Materials, Energy, and Industrials sectors also detracted from the Portfolio’s relative return. Within Materials, W.R. Grace, a chemicals and materials manufacturing company, was a significant detractor. The Industrials sector contained a number of the Portfolio’s largest detractors including Babcock & Wilcox, Textron and Swift Transportation. During the period, Swift reported weaker utilization and excess capacity and high inventories in trucking, which weighed on the stock.

Utilities stocks benefitted as investors generally avoided riskier assets, instead preferring the stability of utility dividends, and the sector included the Portfolio’ top individual contributor, Edison International. However, the Portfolio’s underweight in the Utilities sector versus the benchmark detracted from relative returns.

Stock selection in the Health Care sector was the largest contributor during the period. The Portfolio benefitted from PerkinElmer, a company that provides scientific instruments, consumables and diagnostic tools for pharmaceutical and biomedical applications. Shares of the company rose after the announcement of the company’s quarterly earnings results, which came in higher than anticipated.

During the period, currency forward contracts were used for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used for the purpose of hedging and not for speculative purposes or leverage. Due to the continued strength of the U.S. dollar, the use of currency forward contracts had a slight positive impact on the Portfolio’s performance relative to the Russell Midcap Value Index for the reporting period.

MIST-1

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio’s overall positioning was largely unchanged during the quarter, with the largest absolute concentrations remaining in Financials, Industrials, IT and Consumer Discretionary sectors. At the end of the period, the Portfolio’s largest sector overweights relative to the Russell Midcap Value Index were in Industrials, IT, Health Care and Consumer Discretionary, while the largest underweights were in Utilities, Financials (specifically REITs) and Energy.

Thomas Copper

Jeffrey Vancavage

John Mazanec

Sergio Marcheli

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Invesco Mid Cap Value Portfolio
Class A	2.25	-11.48	6.56	5.07	—
Class B	2.12	-11.71	6.29	4.81	—
Class E	2.20	-11.57	—	—	8.67
Russell Midcap Value Index	8.87	3.25	11.70	7.79	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Johnson Controls, Inc.	4.1
Universal Health Services, Inc. - Class B	3.7
Forest City Realty Trust, Inc. - Class A	3.6
Willis Towers Watson plc	3.2
ConAgra Foods, Inc.	3.1
Devon Energy Corp.	3.1
FNF Group	3.1
HealthSouth Corp.	2.9
Wintrust Financial Corp.	2.9
Textron, Inc.	2.9

Top Sectors

% of Net Assets
Financials	23.7
Industrials	16.4
Information Technology	12.3
Consumer Discretionary	11.4
Health Care	8.6
Materials	7.6
Energy	7.6
Utilities	3.6
Consumer Staples	3.1
Telecommunication Services	2.7

MIST-3

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.66%	$1,000.00	$1,022.50	$3.32
	Hypothetical*	0.66%	$1,000.00	$1,021.58	$3.32

Class B(a)	Actual	0.91%	$1,000.00	$1,021.20	$4.57
	Hypothetical*	0.91%	$1,000.00	$1,020.34	$4.57

Class E(a)	Actual	0.81%	$1,000.00	$1,022.00	$4.07
	Hypothetical*	0.81%	$1,000.00	$1,020.84	$4.07

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.9%
Textron, Inc.	845,021	$30,893,968

Auto Components—5.0%
Dana Holding Corp. (a)	928,495	9,804,907
Johnson Controls, Inc.	984,929	43,592,958

		53,397,865

Banks—8.6%
BB&T Corp.	845,426	30,105,620
Comerica, Inc.	494,868	20,353,921
Wintrust Financial Corp. (a)	610,283	31,124,433
Zions Bancorporation (a)	390,463	9,812,335

		91,396,309

Building Products—4.1%
Masco Corp.	620,805	19,207,707
Owens Corning	476,949	24,572,412

		43,780,119

Capital Markets—1.8%
Stifel Financial Corp. (a) (b)	597,297	18,784,991

Chemicals—4.7%
Eastman Chemical Co.	435,825	29,592,518
WR Grace & Co.	288,082	21,090,483

		50,683,001

Commercial Services & Supplies—2.2%
Clean Harbors, Inc. (a) (b)	460,471	23,995,144

Communications Equipment—2.7%
Ciena Corp. (a) (b)	1,539,697	28,869,319

Construction & Engineering—2.4%
Fluor Corp.	524,013	25,823,361

Construction Materials—2.8%
Eagle Materials, Inc. (a)	392,538	30,284,307

Diversified Telecommunication Services—2.7%
Level 3 Communications, Inc. (b)	568,248	29,259,089

Electric Utilities—2.6%
Edison International	353,305	27,441,199

Electrical Equipment—0.6%
Babcock & Wilcox Enterprises, Inc. (a) (b)	431,440	6,337,853

Electronic Equipment, Instruments & Components—3.7%
Keysight Technologies, Inc. (b)	877,045	25,513,239
Zebra Technologies Corp. - Class A (a) (b)	272,234	13,638,923

		39,152,162

Energy Equipment & Services—3.5%
Amec Foster Wheeler plc	1,375,425	9,002,104
Amec Foster Wheeler plc (ADR)	423,240	2,763,757
Baker Hughes, Inc.	564,745	25,486,942

		37,252,803

Food Products—3.1%
ConAgra Foods, Inc.	684,465	32,724,272

Health Care Providers & Services—8.6%
Brookdale Senior Living, Inc. (a) (b)	1,332,318	20,570,990
HealthSouth Corp. (a)	808,920	31,402,275
Universal Health Services, Inc. - Class B	292,963	39,286,338

		91,259,603

Insurance—8.5%
Arthur J. Gallagher & Co.	510,315	24,290,994
FNF Group	870,413	32,640,488
Willis Towers Watson plc	272,085	33,822,886

		90,754,368

IT Services—2.1%
Teradata Corp. (a) (b)	896,076	22,464,625

Machinery—2.7%
Ingersoll-Rand plc	454,792	28,961,154

Media—2.6%
TEGNA, Inc. (a)	1,198,234	27,763,082

Multi-Utilities—1.1%
CenterPoint Energy, Inc.	470,068	11,281,632

Oil, Gas & Consumable Fuels—4.1%
Devon Energy Corp.	902,190	32,704,387
Williams Cos., Inc. (The)	507,257	10,971,969

		43,676,356

Real Estate Investment Trusts—4.8%
Forest City Realty Trust, Inc. - Class A (a)	1,712,963	38,216,205
Kimco Realty Corp.	422,169	13,247,663

		51,463,868

Road & Rail—1.4%
Swift Transportation Co. (a) (b)	953,322	14,690,692

Software—2.2%
Citrix Systems, Inc. (b)	292,533	23,428,968

Specialty Retail—3.8%
Advance Auto Parts, Inc.	171,602	27,736,031
Ascena Retail Group, Inc. (a) (b)	1,876,392	13,115,980

		40,852,011

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—1.7%
Diebold, Inc. (a)	719,417	$17,863,124

Total Common Stocks (Cost $1,034,167,647)		1,034,535,245

Short-Term Investments—12.3%

Mutual Fund—8.5%
State Street Navigator Securities Lending MET Portfolio (c)	90,471,952	90,471,952

Repurchase Agreement—3.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $40,943,088 on 07/01/16, collateralized by $40,500,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $41,765,625.	40,943,054	40,943,054

Total Short-Term Investments (Cost $131,415,006)		131,415,006

Total Investments—109.3% (Cost $1,165,582,653) (d)		1,165,950,251
Other assets and liabilities (net)—(9.3)%		(98,963,813)

Net Assets—100.0%		$1,066,986,438

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $93,776,607 and the collateral received consisted of cash in the amount of $90,471,952 and non-cash collateral with a value of $4,644,919. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,165,582,653. The aggregate unrealized appreciation and depreciation of investments were $104,251,746 and $(103,884,148), respectively, resulting in net unrealized appreciation of $367,598.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$30,893,968	$—	$—	$30,893,968
Auto Components	53,397,865	—	—	53,397,865
Banks	91,396,309	—	—	91,396,309
Building Products	43,780,119	—	—	43,780,119
Capital Markets	18,784,991	—	—	18,784,991
Chemicals	50,683,001	—	—	50,683,001
Commercial Services & Supplies	23,995,144	—	—	23,995,144
Communications Equipment	28,869,319	—	—	28,869,319
Construction & Engineering	25,823,361	—	—	25,823,361
Construction Materials	30,284,307	—	—	30,284,307
Diversified Telecommunication Services	29,259,089	—	—	29,259,089
Electric Utilities	27,441,199	—	—	27,441,199
Electrical Equipment	6,337,853	—	—	6,337,853
Electronic Equipment, Instruments & Components	39,152,162	—	—	39,152,162
Energy Equipment & Services	28,250,699	9,002,104	—	37,252,803
Food Products	32,724,272	—	—	32,724,272
Health Care Providers & Services	91,259,603	—	—	91,259,603
Insurance	90,754,368	—	—	90,754,368
IT Services	22,464,625	—	—	22,464,625
Machinery	28,961,154	—	—	28,961,154
Media	27,763,082	—	—	27,763,082
Multi-Utilities	11,281,632	—	—	11,281,632
Oil, Gas & Consumable Fuels	43,676,356	—	—	43,676,356
Real Estate Investment Trusts	51,463,868	—	—	51,463,868
Road & Rail	14,690,692	—	—	14,690,692
Software	23,428,968	—	—	23,428,968
Specialty Retail	40,852,011	—	—	40,852,011
Technology Hardware, Storage & Peripherals	17,863,124	—	—	17,863,124
Total Common Stocks	1,025,533,141	9,002,104	—	1,034,535,245
Short-Term Investments
Mutual Fund	90,471,952	—	—	90,471,952
Repurchase Agreement	—	40,943,054	—	40,943,054
Total Short-Term Investments	90,471,952	40,943,054	—	131,415,006
Total Investments	$1,116,005,093	$49,945,158	$—	$1,165,950,251

Collateral for Securities Loaned (Liability)	$—	$(90,471,952)	$—	$(90,471,952)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,165,950,251
Cash	143,803
Cash denominated in foreign currencies (c)	1,093
Receivable for:
Fund shares sold	195,705
Dividends and interest	1,782,690
Prepaid expenses	6,894

Total Assets	1,168,080,436
Liabilities
Collateral for securities loaned	90,471,952
Payables for:
Investments purchased	8,927,398
Fund shares redeemed	611,147
Accrued Expenses:
Management fees	558,410
Distribution and service fees	159,616
Deferred trustees’ fees	103,367
Other expenses	262,108

Total Liabilities	101,093,998

Net Assets	$1,066,986,438

Net Assets Consist of:
Paid in surplus	$1,071,144,422
Undistributed net investment income	4,012,598
Accumulated net realized loss	(8,511,813)
Unrealized appreciation on investments and foreign currency transactions	341,231

Net Assets	$1,066,986,438

Net Assets
Class A	$292,347,911
Class B	745,111,776
Class E	29,526,751
Capital Shares Outstanding*
Class A	17,193,739
Class B	44,581,551
Class E	1,750,428
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.00
Class B	16.71
Class E	16.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,165,582,653.
(b)	Includes securities loaned at value of $93,776,607.
(c)	Identified cost of cash denominated in foreign currencies was $1,204.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$8,732,390
Interest	4,925
Securities lending income	115,863

Total investment income	8,853,178
Expenses
Management fees	3,484,783
Administration fees	15,853
Custodian and accounting fees	35,268
Distribution and service fees—Class B	904,299
Distribution and service fees—Class E	21,757
Audit and tax services	20,240
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	78,414
Insurance	4,213
Miscellaneous	8,585

Total expenses	4,602,678
Less management fee waiver	(111,885)
Less broker commission recapture	(23,391)

Net expenses	4,467,402

Net Investment Income	4,385,776

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(8,085,370)
Foreign currency transactions	336,724

Net realized loss	(7,748,646)

Net change in unrealized appreciation (depreciation) on:
Investments	28,189,559
Foreign currency transactions	(176,925)

Net change in unrealized appreciation	28,012,634

Net realized and unrealized gain	20,263,988

Net Increase in Net Assets From Operations	$24,649,764

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,385,776	$7,020,685
Net realized gain (loss)	(7,748,646)	51,473,254
Net change in unrealized appreciation (depreciation)	28,012,634	(168,245,052)

Increase (decrease) in net assets from operations	24,649,764	(109,751,113)

From Distributions to Shareholders
Net investment income
Class A	(2,615,288)	(2,901,094)
Class B	(4,705,424)	(3,835,790)
Class E	(213,418)	(197,094)
Net realized capital gains
Class A	(13,975,443)	(19,763,702)
Class B	(36,244,479)	(40,461,402)
Class E	(1,425,566)	(1,741,888)

Total distributions	(59,179,618)	(68,900,970)

Decrease in net assets from capital share transactions	(42,264,370)	(18,346,206)

Total decrease in net assets	(76,794,224)	(196,998,289)

Net Assets
Beginning of period	1,143,780,662	1,340,778,951

End of period	$1,066,986,438	$1,143,780,662

Undistributed net investment income
End of period	$4,012,598	$7,160,952

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	295,232	$4,861,991	1,175,606	$22,980,104
Reinvestments	966,826	16,590,731	1,106,680	22,664,796
Redemptions	(4,618,232)	(81,457,680)	(2,922,243)	(58,293,917)

Net decrease	(3,356,174)	$(60,004,958)	(639,957)	$(12,649,017)

Class B
Sales	1,566,993	$25,458,729	3,325,025	$63,729,421
Reinvestments	2,427,380	40,949,903	2,198,372	44,297,192
Redemptions	(2,848,446)	(48,677,102)	(5,612,333)	(110,987,540)

Net increase (decrease)	1,145,927	$17,731,530	(88,936)	$(2,960,927)

Class E
Sales	41,861	$693,663	28,242	$555,215
Reinvestments	96,298	1,638,984	95,375	1,938,982
Redemptions	(134,820)	(2,323,589)	(263,681)	(5,230,459)

Net increase (decrease)	3,339	$9,058	(140,064)	$(2,736,262)

Decrease derived from capital shares transactions		$(42,264,370)		$(18,346,206)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.61		$20.36	$22.73	$17.57	$15.38	$16.04

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.14	0.13	0.16	0.23	0.10
Net realized and unrealized gain (loss) on investments	0.33		(1.77)	1.70	5.18	2.07	(0.64)

Total from investment operations	0.41		(1.63)	1.83	5.34	2.30	(0.54)

Less Distributions
Distributions from net investment income	(0.16)		(0.14)	(0.16)	(0.18)	(0.11)	(0.12)
Distributions from net realized capital gains	(0.86)		(0.98)	(4.04)	0.00	0.00	0.00

Total distributions	(1.02)		(1.12)	(4.20)	(0.18)	(0.11)	(0.12)

Net Asset Value, End of Period	$17.00		$17.61	$20.36	$22.73	$17.57	$15.38

Total Return (%) (b)	2.25	(c)	(8.76)	9.96	30.63	15.00	(3.46)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.67	0.69	0.70	0.69	0.73
Net ratio of expenses to average net assets (%) (e)	0.66	(d)	0.66	0.67	0.69	0.69	0.73
Ratio of net investment income to average net assets (%)	0.95	(d)	0.71	0.62	0.78	1.37	0.65
Portfolio turnover rate (%)	14	(c)	26	42 (f)	144	66	47
Net assets, end of period (in millions)	$292.3		$361.9	$431.4	$355.5	$304.7	$35.6

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.30		$20.02	$22.42	$17.34	$15.18	$15.84

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.09	0.08	0.11	0.16	0.06
Net realized and unrealized gain (loss) on investments	0.32		(1.74)	1.67	5.12	2.07	(0.64)

Total from investment operations	0.38		(1.65)	1.75	5.23	2.23	(0.58)

Less Distributions
Distributions from net investment income	(0.11)		(0.09)	(0.11)	(0.15)	(0.07)	(0.08)
Distributions from net realized capital gains	(0.86)		(0.98)	(4.04)	0.00	0.00	0.00

Total distributions	(0.97)		(1.07)	(4.15)	(0.15)	(0.07)	(0.08)

Net Asset Value, End of Period	$16.71		$17.30	$20.02	$22.42	$17.34	$15.18

Total Return (%) (b)	2.12	(c)	(8.98)	9.64	30.30	14.70	(3.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(d)	0.92	0.94	0.95	0.94	0.98
Net ratio of expenses to average net assets (%) (e)	0.91	(d)	0.91	0.92	0.94	0.94	0.98
Ratio of net investment income to average net assets (%)	0.75	(d)	0.47	0.38	0.53	1.00	0.41
Portfolio turnover rate (%)	14	(c)	26	42 (f)	144	66	47
Net assets, end of period (in millions)	$745.1		$751.4	$871.3	$800.0	$705.4	$357.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012(g)
Net Asset Value, Beginning of Period	$17.46		$20.19	$22.58	$17.46	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.11	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.33		(1.75)	1.68	5.15	0.88

Total from investment operations	0.40		(1.64)	1.78	5.28	1.02

Less Distributions
Distributions from net investment income	(0.13)		(0.11)	(0.13)	(0.16)	0.00
Distributions from net realized capital gains	(0.86)		(0.98)	(4.04)	0.00	0.00

Total distributions	(0.99)		(1.09)	(4.17)	(0.16)	0.00

Net Asset Value, End of Period	$16.87		$17.46	$20.19	$22.58	$17.46

Total Return (%) (b)	2.20	(c)	(8.88)	9.74	30.46	6.20	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.82	0.84	0.85	0.84	(d)
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.81	0.82	0.84	0.84	(d)
Ratio of net investment income to average net assets (%)	0.85	(d)	0.56	0.47	0.62	1.26	(d)
Portfolio turnover rate (%)	14	(c)	26	42 (f)	144	66
Net assets, end of period (in millions)	$29.5		$30.5	$38.1	$40.9	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(g)	Commencement of operations was April 25, 2012.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, distribution redesignations and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $40,943,054, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-14

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$354,140

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(158,878)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions (a)	$12,625,336

‡	Averages are based on activity levels during the period.
(a)	Average notional amount reflects activity from January 1, 2016 to January 15, 2016.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual

MIST-15

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$152,441,649	$0	$254,013,888

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $496,361 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$3,484,783	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MIST-16

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If average daily net assets are between $750 million and $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

If average daily net assets are less than $750 million or above $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.025%	Over $500 million

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-17

Met Investors Series Trust

Invesco Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Affiliated Broker - During the six months ended June 30, 2016 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$5,010

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$49,003,312	$6,402,653	$19,897,658	$206,349,883	$68,900,970	$212,752,536

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$7,419,163	$51,500,658	$(28,448,620)	$—	$30,471,201

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-18

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Invesco Small Cap Growth Portfolio returned 1.72%, 1.67%, and 1.69%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -1.59%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks began 2016 on a sharply negative note along with a sharp decline in oil prices. The negative sentiment implied a global recession might be imminent and investors turned decidedly risk averse; this helped short-term and income-oriented investments, but hurt longer-term and growth-oriented investments. As companies reported earnings and fundamentals that were better than previously feared, stocks rallied solidly beginning in mid-February and slowly recouped lost ground over the next few months. Additionally, oil prices strengthened modestly on the back of a weaker U.S. dollar and a slow tightening of the supply/demand imbalance. In Japan and Europe, central banks signaled their ongoing commitment to very loose monetary policy, but in the U.S., the Federal Reserve indicated that it may delay additional interest rate increases. As the period drew to a close, the U.K. surprised the world as they voted in a referendum to sever ties with the European Union (“Brexit”). The decision led financial markets globally to an initial sharp decline and roiled foreign currency markets, while introducing new uncertainties for markets to ponder.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark Russell 2000 Growth Index for the six-month period ended June 30, 2016. Positive stock selection in Health Care, Energy, and Consumer Discretionary sectors were leading contributors, and more than offset negative selection in Financials and Industrials

The Portfolio outperformed by the widest margin in the Health Care sector due primarily to stock selection. The lead contributor in this sector was Affymetrix, a provider of micro-array technology that can be used to generate and analyze genetic information to improve disease analysis and treatment. Affymetrix announced they were being acquired by Thermo Fisher Scientific for a significant premium and we sold the stock to lock in the gain. Another area that aided the Portfolio’s outperformance was an intentional underweight exposure to biotechnology stocks, which generally did poorly during the period. VCA, a veterinary hospital group also contributed to results as revenue growth accelerated to the highest level in 10 years due to a stronger consumer increasing their pet adoption and care habits. Additionally, we believed their business is more insulated from the downturn in sentiment which occurred in Health Care and especially biotechnology stocks.

The Portfolio also outperformed in the Consumer Discretionary sector due to stock selection. Texas Roadhouse was a solid contributor in this sector as the company outperformed other casual diners with increased traffic and strong same store sales growth, which beat expectations. Discount retailer Five Below was another contributor in this space. The stock has recovered from its underperformance in late 2015 on the back of solid financial results achieved over the period. Despite some volatility during the period, Domino’s Pizza also contributed to results as their on-line ordering system continued to allow them to take business from smaller independent restaurants.

The Financials sector was an area of greatest challenge for the Portfolio. Expectations for the U.S. to raise interest rates multiple times throughout 2016 have consistently been pared back throughout the period, resulting in falling Treasury yields. The Portfolio’s underweight exposure to real estate investment trusts hurt results, as did exposure to regional banks, which would have benefitted from rate hikes. Additionally, American Equity Investment Life detracted over the period. The company was pressured by concerns around the credit quality of their bond portfolio, and whether its energy holdings would be downgraded, requiring additional capital to be set aside. The stock also fell as the new Department of Labor rule could place pressure on the company’s sales of equity-indexed annuities through retirement plans.

Stock selection is based primarily on our bottom-up fundamental research process, and we expect our long term investment horizon to lead to relatively low turnover. Portfolio positioning did not change dramatically during the period, and we continued to maintain our industry group weights within a narrow band to the benchmark index.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	1.72	-8.06	9.80	8.34
Class B	1.67	-8.27	9.54	8.07
Class E	1.69	-8.17	9.63	8.18
Russell 2000 Growth Index	-1.59	-10.75	8.51	7.14

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Manhattan Associates, Inc.	2.0
Acuity Brands, Inc.	1.6
CoStar Group, Inc.	1.6
SBA Communications Corp. - Class A	1.4
Chemed Corp.	1.3
EPAM Systems, Inc.	1.2
Ultimate Software Group, Inc. (The)	1.2
Martin Marietta Materials, Inc.	1.2
Patterson-UTI Energy, Inc.	1.2
Lancaster Colony Corp.	1.2

Top Sectors

% of Net Assets
Information Technology	26.1
Health Care	20.5
Consumer Discretionary	14.4
Industrials	13.6
Financials	9.7
Energy	4.2
Materials	2.9
Consumer Staples	2.7
Telecommunication Services	1.4

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.86%	$1,000.00	$1,017.20	$4.31
	Hypothetical*	0.86%	$1,000.00	$1,020.59	$4.32

Class B(a)	Actual	1.11%	$1,000.00	$1,016.70	$5.57
	Hypothetical*	1.11%	$1,000.00	$1,019.34	$5.57

Class E(a)	Actual	1.01%	$1,000.00	$1,016.90	$5.06
	Hypothetical*	1.01%	$1,000.00	$1,019.84	$5.07

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—95.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
TransDigm Group, Inc. (a) (b)	40,784	$10,754,333

Air Freight & Logistics—0.8%
Forward Air Corp.	201,327	8,965,091

Auto Components—0.5%
Visteon Corp.	92,078	6,059,653

Banks—4.8%
BankUnited, Inc.	244,526	7,511,839
Cathay General Bancorp	313,821	8,849,752
Cullen/Frost Bankers, Inc. (b)	130,193	8,297,200
Hancock Holding Co. (b)	224,705	5,867,047
Home BancShares, Inc.	396,267	7,842,124
MB Financial, Inc.	255,415	9,266,456
SVB Financial Group (a)	80,961	7,704,249

		55,338,667

Beverages—0.6%
Boston Beer Co., Inc. (The) - Class A (a) (b)	40,450	6,918,164

Biotechnology—3.8%
ACADIA Pharmaceuticals, Inc. (a) (b)	170,035	5,519,336
Cepheid, Inc. (a) (b)	186,186	5,725,219
Exelixis, Inc. (a) (b)	1,051,624	8,213,183
Halozyme Therapeutics, Inc. (a) (b)	348,777	3,009,946
Momenta Pharmaceuticals, Inc. (a)	578,722	6,250,198
Neurocrine Biosciences, Inc. (a)	176,460	8,020,107
Repligen Corp. (a) (b)	243,298	6,656,633

		43,394,622

Building Products—1.8%
A.O. Smith Corp.	114,186	10,060,929
Masonite International Corp. (a)	152,294	10,072,725

		20,133,654

Capital Markets—1.1%
Janus Capital Group, Inc. (b)	525,011	7,308,153
WisdomTree Investments, Inc. (b)	533,377	5,221,761

		12,529,914

Chemicals—0.9%
PolyOne Corp.	287,028	10,114,867

Commercial Services & Supplies—1.3%
Pitney Bowes, Inc.	452,661	8,057,366
Steelcase, Inc. - Class A	549,569	7,457,651

		15,515,017

Communications Equipment—0.4%
Infinera Corp. (a) (b)	452,133	5,100,060

Construction Materials—1.2%
Martin Marietta Materials, Inc.	69,909	13,422,528

Containers & Packaging—0.9%
Berry Plastics Group, Inc. (a)	260,426	10,117,550

Distributors—1.0%
Pool Corp.	121,781	11,451,067

Diversified Financial Services—0.8%
MarketAxess Holdings, Inc.	63,269	9,199,313

Diversified Telecommunication Services—1.4%
SBA Communications Corp. - Class A (a)	152,127	16,420,588

Electrical Equipment—1.6%
Acuity Brands, Inc.	76,091	18,867,524

Electronic Equipment, Instruments & Components—2.5%
Cognex Corp.	217,713	9,383,430
Littelfuse, Inc.	60,124	7,106,056
SYNNEX Corp.	123,976	11,755,404

		28,244,890

Energy Equipment & Services—1.7%
Dril-Quip, Inc. (a)	95,965	5,607,235
Patterson-UTI Energy, Inc. (b)	628,871	13,407,530

		19,014,765

Food Products—2.1%
B&G Foods, Inc. (b)	231,233	11,145,431
Lancaster Colony Corp.	105,014	13,400,836

		24,546,267

Health Care Equipment & Supplies—5.4%
Align Technology, Inc. (a)	116,140	9,355,077
Cantel Medical Corp.	126,906	8,722,249
DexCom, Inc. (a) (b)	155,634	12,346,445
Hill-Rom Holdings, Inc.	200,401	10,110,230
NuVasive, Inc. (a) (b)	183,619	10,965,727
NxStage Medical, Inc. (a) (b)	480,542	10,418,151

		61,917,879

Health Care Providers & Services—5.0%
Chemed Corp. (b)	111,213	15,159,444
Community Health Systems, Inc. (a)	216,036	2,603,234
Envision Healthcare Holdings, Inc. (a)	46,694	1,184,627
HealthEquity, Inc. (a) (b)	339,074	10,302,763
HealthSouth Corp.	249,083	9,669,402
Select Medical Holdings Corp. (a)	608,917	6,618,928
VCA, Inc. (a)	174,274	11,782,665

		57,321,063

Hotels, Restaurants & Leisure—6.8%
BJ’s Restaurants, Inc. (a)	185,932	8,149,400
Cheesecake Factory, Inc. (The) (b)	171,583	8,260,006
Dunkin’ Brands Group, Inc. (b)	191,238	8,341,801
Jack in the Box, Inc.	135,759	11,664,413
Panera Bread Co. - Class A (a) (b)	39,650	8,403,421

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Penn National Gaming, Inc. (a) (b)	568,059	$7,924,423
Texas Roadhouse, Inc. (b)	277,767	12,666,175
Vail Resorts, Inc.	96,303	13,311,964

		78,721,603

Household Durables—0.7%
CalAtlantic Group, Inc. (b)	208,454	7,652,346

Insurance—1.2%
American Equity Investment Life Holding Co. (b)	374,030	5,329,927
RLI Corp.	126,847	8,724,537

		14,054,464

Internet Software & Services—2.0%
CoStar Group, Inc. (a)	81,488	17,818,166
Pandora Media, Inc. (a) (b)	433,599	5,398,308

		23,216,474

IT Services—3.7%
Booz Allen Hamilton Holding Corp.	385,756	11,433,808
EPAM Systems, Inc. (a) (b)	217,152	13,965,045
Euronet Worldwide, Inc. (a)	115,437	7,987,086
ExlService Holdings, Inc. (a)	178,848	9,373,424

		42,759,363

Leisure Products—0.7%
Brunswick Corp.	183,260	8,305,343

Life Sciences Tools & Services—3.6%
Bio-Techne Corp.	96,489	10,881,065
PAREXEL International Corp. (a)	137,787	8,664,047
PerkinElmer, Inc.	188,043	9,857,214
VWR Corp. (a)	413,887	11,961,334

		41,363,660

Machinery—2.3%
ITT, Inc.	250,507	8,011,214
WABCO Holdings, Inc. (a)	104,047	9,527,584
Wabtec Corp. (b)	126,716	8,899,264

		26,438,062

Marine—0.8%
Kirby Corp. (a)	139,480	8,702,157

Media—0.7%
IMAX Corp. (a) (b)	263,814	7,777,237

Oil, Gas & Consumable Fuels—2.5%
Energen Corp.	211,918	10,216,567
Laredo Petroleum, Inc. (a)	787,431	8,252,277
Parsley Energy, Inc. - Class A (a)	377,513	10,215,502

		28,684,346

Pharmaceuticals—2.7%
Catalent, Inc. (a)	330,888	7,607,115
Impax Laboratories, Inc. (a)	146,477	4,221,467
Nektar Therapeutics (a) (b)	684,871	9,745,714
Prestige Brands Holdings, Inc. (a)	168,527	9,336,396

		30,910,692

Professional Services—0.7%
CEB, Inc.	134,650	8,305,212

Real Estate Investment Trusts—1.8%
Corrections Corp. of America	327,836	11,480,817
CubeSmart	295,926	9,138,195

		20,619,012

Road & Rail—2.3%
Knight Transportation, Inc. (b)	396,764	10,545,987
Old Dominion Freight Line, Inc. (a)	145,664	8,784,996
Swift Transportation Co. (a) (b)	427,072	6,581,180

		25,912,163

Semiconductors & Semiconductor Equipment—4.2%
Cavium, Inc. (a) (b)	155,343	5,996,240
MKS Instruments, Inc.	257,370	11,082,352
Monolithic Power Systems, Inc.	190,070	12,985,582
Power Integrations, Inc.	179,417	8,983,409
Silicon Laboratories, Inc. (a)	178,955	8,722,267

		47,769,850

Software—12.8%
Aspen Technology, Inc. (a) (b)	243,692	9,806,166
CommVault Systems, Inc. (a)	223,023	9,632,363
Fair Isaac Corp.	113,256	12,799,061
Guidewire Software, Inc. (a)	195,839	12,095,017
Interactive Intelligence Group, Inc. (a) (b)	162,616	6,665,630
Manhattan Associates, Inc. (a)	356,008	22,830,793
Mentor Graphics Corp.	430,322	9,148,646
MicroStrategy, Inc. - Class A (a)	62,903	11,009,283
Proofpoint, Inc. (a) (b)	166,206	10,485,936
Qlik Technologies, Inc. (a)	184,353	5,453,162
Qualys, Inc. (a) (b)	264,138	7,873,954
Take-Two Interactive Software, Inc. (a) (b)	267,886	10,158,237
Ultimate Software Group, Inc. (The) (a) (b)	65,243	13,719,950
Verint Systems, Inc. (a)	154,422	5,116,001

		146,794,199

Specialty Retail—1.2%
DSW, Inc. - Class A (b)	239,718	5,077,227
Five Below, Inc. (a) (b)	196,238	9,107,406

		14,184,633

Technology Hardware, Storage & Peripherals—0.5%
Cray, Inc. (a)	204,903	6,130,698

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—2.7%
Carter’s, Inc.	98,168	$10,451,947
G-III Apparel Group, Ltd. (a) (b)	243,999	11,155,634
Steven Madden, Ltd. (a)	268,493	9,177,091

		30,784,672

Trading Companies & Distributors—1.1%
Watsco, Inc.	92,889	13,068,553

Total Common Stocks (Cost $884,857,624)		1,097,502,215

Short-Term Investments—20.8%

Mutual Fund—18.5%
State Street Navigator Securities Lending MET Portfolio (c)	213,006,168	213,006,168

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $26,042,167 on 07/01/16, collateralized by $24,080,000 U.S. Treasury Note at 3.500% due 05/15/20 with a value of $26,563,250.	26,042,145	26,042,145

Total Short-Term Investments (Cost $239,048,313)		239,048,313

Total Investments—116.3% (Cost $1,123,905,937) (d)		1,336,550,528
Other assets and liabilities (net)—(16.3)%		(187,770,285)

Net Assets—100.0%		$1,148,780,243

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $234,793,634 and the collateral received consisted of cash in the amount of $213,006,168 and non-cash collateral with a value of $32,408,138. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,123,905,937. The aggregate unrealized appreciation and depreciation of investments were $285,864,569 and $(73,219,978), respectively, resulting in net unrealized appreciation of $212,644,591.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,097,502,215	$—	$—	$1,097,502,215
Short-Term Investments
Mutual Fund	213,006,168	—	—	213,006,168
Repurchase Agreement	—	26,042,145	—	26,042,145
Total Short-Term Investments	213,006,168	26,042,145	—	239,048,313
Total Investments	$1,310,508,383	$26,042,145	$—	$1,336,550,528

Collateral for Securities Loaned (Liability)	$—	$(213,006,168)	$—	$(213,006,168)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,336,550,528
Cash	338,651
Receivable for:
Investments sold	27,458,313
Fund shares sold	366,323
Dividends and interest	680,045
Prepaid expenses	7,419

Total Assets	1,365,401,279
Liabilities
Collateral for securities loaned	213,006,168
Payables for:
Investments purchased	1,808,543
Fund shares redeemed	669,880
Accrued Expenses:
Management fees	786,360
Distribution and service fees	79,709
Deferred trustees’ fees	85,808
Other expenses	184,568

Total Liabilities	216,621,036

Net Assets	$1,148,780,243

Net Assets Consist of:
Paid in surplus	$867,993,758
Undistributed net investment income	3,698,533
Accumulated net realized gain	64,443,361
Unrealized appreciation on investments	212,644,591

Net Assets	$1,148,780,243

Net Assets
Class A	$755,251,067
Class B	378,714,654
Class E	14,814,522
Capital Shares Outstanding*
Class A	60,352,558
Class B	32,207,400
Class E	1,217,256
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.51
Class B	11.76
Class E	12.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $234,793,634.
(b)	Identified cost of investments was $1,123,905,937.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$8,794,059
Interest	5,741
Securities lending income	422,778

Total investment income	9,222,578
Expenses
Management fees	4,966,907
Administration fees	17,155
Custodian and accounting fees	36,174
Distribution and service fees—Class B	457,637
Distribution and service fees—Class E	10,509
Audit and tax services	20,240
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	33,727
Insurance	4,446
Miscellaneous	8,441

Total expenses	5,584,502
Less management fee waiver	(124,317)
Less broker commission recapture	(18,077)

Net expenses	5,442,108

Net Investment Income	3,780,470

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	63,897,046

Net change in unrealized depreciation on investments	(48,238,048)

Net realized and unrealized gain	15,658,998

Net Increase in Net Assets From Operations	$19,439,468

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,780,470	$(1,681,671)
Net realized gain	63,897,046	210,571,782
Net change in unrealized depreciation	(48,238,048)	(215,642,056)

Increase (decrease) in net assets from operations	19,439,468	(6,751,945)

From Distributions to Shareholders
Net investment income
Class A	0	(1,341,279)
Class E	0	(1,745)
Net realized capital gains
Class A	(135,106,459)	(218,494,338)
Class B	(71,218,353)	(105,069,371)
Class E	(2,714,547)	(4,264,333)

Total distributions	(209,039,359)	(329,171,066)

Increase in net assets from capital share transactions	84,390,457	80,747,835

Total decrease in net assets	(105,209,434)	(255,175,176)

Net Assets
Beginning of period	1,253,989,677	1,509,164,853

End of period	$1,148,780,243	$1,253,989,677

Accumulated undistributed net investment income (loss)
End of period	$3,698,533	$(81,937)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	983,319	$13,240,098	1,083,208	$19,636,199
Reinvestments	10,765,455	135,106,459	13,132,354	219,835,617
Redemptions	(8,122,378)	(119,268,491)	(12,302,710)	(246,000,576)

Net increase	3,626,396	$29,078,066	1,912,852	$(6,528,760)

Class B
Sales	1,190,436	$15,664,620	2,849,581	$48,115,222
Reinvestments	6,035,454	71,218,353	6,587,422	105,069,371
Redemptions	(2,515,026)	(34,040,035)	(4,004,149)	(68,593,491)

Net increase	4,710,864	$52,842,938	5,432,854	$84,591,102

Class E
Sales	178,521	$2,472,944	216,250	$4,021,053
Reinvestments	222,322	2,714,547	260,286	4,266,078
Redemptions	(196,022)	(2,718,038)	(319,701)	(5,601,638)

Net increase	204,821	$2,469,453	156,835	$2,685,493

Increase derived from capital shares transactions		$84,390,457		$80,747,835

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012	2011
Net Asset Value, Beginning of Period	$14.95		$19.62	$20.53		$15.67		$14.07	$14.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		(0.01)	0.05		(0.00	)(b)	0.07	(0.03)
Net realized and unrealized gain (loss) on investments	0.22		0.26	1.38		6.00		2.48	(0.09)

Total from investment operations	0.27		0.25	1.43		6.00		2.55	(0.12)

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00		(0.08)		0.00	0.00
Distributions from net realized capital gains	(2.71)		(4.89)	(2.34)		(1.06)		(0.95)	0.00

Total distributions	(2.71)		(4.92)	(2.34)		(1.14)		(0.95)	0.00

Net Asset Value, End of Period	$12.51		$14.95	$19.62		$20.53		$15.67	$14.07

Total Return (%) (c)	1.72	(d)	(1.42)	8.18		40.54		18.51	(0.85)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.87	0.87		0.87		0.87	0.88
Net ratio of expenses to average net assets (%) (f)	0.86	(e)	0.85	0.86		0.85		0.86	0.87
Ratio of net investment income (loss) to average net assets (%)	0.73	(e)	(0.05)	0.26		(0.02)		0.48	(0.21)
Portfolio turnover rate (%)	13	(d)	29	28		18		28	40
Net assets, end of period (in millions)	$755.3		$848.1	$1,075.7		$1,335.2		$1,263.5	$1,111.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014		2013		2012	2011
Net Asset Value, Beginning of Period	$14.22		$18.90	$19.91		$15.23		$13.73	$13.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		(0.05)	(0.00	)(b)	(0.05)		0.03	(0.07)
Net realized and unrealized gain (loss) on investments	0.22		0.26	1.33		5.83		2.42	(0.08)

Total from investment operations	0.25		0.21	1.33		5.78		2.45	(0.15)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		(0.04)		0.00	0.00
Distributions from net realized capital gains	(2.71)		(4.89)	(2.34)		(1.06)		(0.95)	0.00

Total distributions	(2.71)		(4.89)	(2.34)		(1.10)		(0.95)	0.00

Net Asset Value, End of Period	$11.76		$14.22	$18.90		$19.91		$15.23	$13.73

Total Return (%) (c)	1.67	(d)	(1.71)	7.91		40.17		18.23	(1.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(e)	1.12	1.12		1.12		1.12	1.13
Net ratio of expenses to average net assets (%) (f)	1.11	(e)	1.10	1.11		1.10		1.11	1.12
Ratio of net investment income (loss) to average net assets (%)	0.48	(e)	(0.29)	(0.00	)(g)	(0.27)		0.22	(0.46)
Portfolio turnover rate (%)	13	(d)	29	28		18		28	40
Net assets, end of period (in millions)	$378.7		$391.1	$417.0		$433.7		$330.0	$299.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.62		$19.29		$20.25	$15.47	$13.92	$14.06

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		(0.03)		0.02	(0.03)	0.04	(0.05)
Net realized and unrealized gain (loss) on investments	0.22		0.25		1.36	5.93	2.46	(0.09)

Total from investment operations	0.26		0.22		1.38	5.90	2.50	(0.14)

Less Distributions
Distributions from net investment income	0.00		(0.00	)(h)	0.00	(0.06)	0.00	0.00
Distributions from net realized capital gains	(2.71)		(4.89)		(2.34)	(1.06)	(0.95)	0.00

Total distributions	(2.71)		(4.89)		(2.34)	(1.12)	(0.95)	0.00

Net Asset Value, End of Period	$12.17		$14.62		$19.29	$20.25	$15.47	$13.92

Total Return (%) (c)	1.69	(d)	(1.60)		8.04	40.34	18.34	(1.00)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(e)	1.02		1.02	1.02	1.02	1.03
Net ratio of expenses to average net assets (%) (f)	1.01	(e)	1.00		1.01	1.00	1.01	1.02
Ratio of net investment income (loss) to average net assets (%)	0.56	(e)	(0.19)		0.10	(0.16)	0.30	(0.36)
Portfolio turnover rate (%)	13	(d)	29		28	18	28	40
Net assets, end of period (in millions)	$14.8		$14.8		$16.5	$16.6	$11.1	$11.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Ratio of net investment loss to average net assets was less than 0.01%.
(h)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, ordinary loss netting and distribution redesignations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $26,042,145, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$151,723,535	$0	$260,136,576

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $136,537 in purchases and $16,342,500 in sales of investments, which are included above, and resulted in realized gains of $3,861,696.

During the six months ended June 30, 2016, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $254,972 in sales of investments, which are included above, and resulted in realized losses of $71,623.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$4,966,907	0.880%	First $500 million
	0.830%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $500 million

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2016 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$309

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$41,524,934	$24,439,290	$287,646,132	$171,660,900	$329,171,066	$196,100,190

MIST-16

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,056,614	$202,897,791	$261,513,908	$—	$470,468,313

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 5.19% and 5.04%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.31%.

MARKET ENVIRONMENT / CONDITIONS

It was a volatile start to the year for global markets as equity prices plunged before rebounding to end the first quarter in positive territory as, oil prices plummeted to 12-year lows only to reverse course to end slightly above where they began, and global growth concerns continued to dampen investors’ outlook. Separately, the Federal Reserve (the “Fed”) took a big step back in efforts to wean investors from central bank accommodation. This benefited spread product during the back half of the first quarter as fund flows shifted back into risk assets.

Markets started the second quarter with a constructive tone as credit spreads tightened, equities rose and U.S. Treasury yields increased. However, equities sold off sharply, credit spreads widened and high-quality global government bond yields declined significantly at quarter-end in response to ‘Brexit’ (the U.K. referendum to leave the European Union) as markets had assigned a high probability to a victory for “remain”. When British voters opted to leave the European Union, it came as a shock to markets. U.S. Treasury yields plummeted across the curve and flattened during the first half of the year. The spread between the two- and 10-year Treasuries finished the first half at 0.89%, down 33 basis points (“bps”) from the end of 2015.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s duration and yield curve positioning detracted from performance, as the Portfolio remained overweight in the belly of the curve (5-10 years), underweight the 20-plus year bucket, and held a marginally shorter-duration posture versus the Index. Within Treasuries, the 30-year bellwether was the best performer, posting a return of 16.82% during the period. Investment-grade corporate bonds spent the past six months on quite a roller coaster ride. The Option Adjusted Spread (OAS) widened from 165 bps to a peak level of 215 bps, before rallying back to 155 bps by the end of the June. The Barclays Corporate Index outpaced comparable-duration Treasuries by 120 bps during the period, with Industrials as the best-performing sub-sector, outpacing Treasuries by 203 bps. The Portfolio’s underweight to credit detracted from performance, and the Portfolio had a bias towards Financials, which underperformed.

The Portfolio’s mortgage-backed securities (“MBS”) allocation outperformed the MBS segment held in the Index. Overall, the Barclays MBS Index underperformed duration-neutral Treasuries by 35 bps, making MBS the worst-performing sector in the Barclays U.S. Aggregate Bond Index. Agency mortgages continued to be supported by Fed and other global central banks along with a benign rate outlook. In addition, at period end liquidity remained a concern in the marketplace and generic collateral remained an attractive source of liquidity. We have seen strong performance in agency collateralized mortgage obligations during the first half of 2016, as investor demand for call protection and stable cash flows pick up. As of period end, the Portfolio continued to look thematically for structural protections and/or collateral attributes that exhibit attractive total return and/or diversification benefits over a full market cycle.

Within structured credit, the Portfolio’s overweight to asset-backed securities (“ABS”) and commercial-mortgage-backed securities (“CMBS”) added to performance, as these sectors generated positive excess returns for the period. Overall, the fundamentals in ABS remained relatively strong on supportive domestic growth and improving labor market conditions. We continued to favor auto ABS, notably subprime, and added where we believe the levels of credit enhancement offer attractive spread.

Allocations at the end of the period were: Treasury 26.7%, Agency 2.9%, MBS 35.0%, ABS 5.2%, CMBS 5.1%, Credit 23.5% and cash 1.5%.

Barb Miller

Peter Simons

Richard Figuly

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	5.19	5.60	—	2.51
Class B	5.04	5.24	3.13	3.10
Barclays U.S. Aggregate Bond Index	5.31	6.00	3.76	4.65

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013. Index since inception return is based on the Class B inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

Portfolio Composition as of June 30, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	62.5
Corporate Bonds & Notes	22.8
Asset-Backed Securities	6.7
Mortgage-Backed Securities	4.9
Foreign Government	1.0

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.44%	$1,000.00	$1,051.90	$2.24
	Hypothetical*	0.44%	$1,000.00	$1,022.68	$2.21

Class B(a)	Actual	0.69%	$1,000.00	$1,050.40	$3.52
	Hypothetical*	0.69%	$1,000.00	$1,021.43	$3.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—62.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—33.5%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	780,452	$805,475
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	2,200,084	2,382,131
6.000%, 07/01/28	456,921	521,766
Fannie Mae 30 Yr. Pool 3.500%, 07/01/42	2,453,759	2,600,707
3.500%, 08/01/42	1,581,991	1,675,425
4.500%, 02/01/40	694,125	767,771
5.000%, 09/01/35	1,444,549	1,605,890
6.000%, 12/01/39	550,492	630,628
Fannie Mae ARM Pool 0.866%, 07/01/24 (a)	5,000,000	5,046,168
0.876%, 09/01/24 (a)	3,000,000	3,011,226
0.896%, 11/01/23 (a)	4,761,785	4,759,396
0.916%, 09/01/24 (a)	3,862,041	3,871,509
1.136%, 01/01/21 (a)	937,966	941,238
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	1,565,792	1,788,197
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	448,710	20,653
Fannie Mae Pool 2.330%, 11/01/22	17,810,000	18,500,182
2.360%, 05/01/23	9,159,908	9,531,338
2.420%, 05/01/23	5,703,149	5,930,384
2.450%, 11/01/22	3,000,000	3,124,795
2.520%, 05/01/23	25,000,000	26,236,100
2.530%, 05/01/23	4,134,604	4,326,456
2.540%, 05/01/23	5,000,000	5,238,284
2.640%, 04/01/23	1,907,509	2,000,186
2.640%, 05/01/23	2,285,175	2,396,481
2.690%, 10/01/23	2,000,000	2,108,995
2.700%, 05/01/23	5,000,000	5,238,926
2.700%, 07/25/26	3,000,000	3,076,890
2.720%, 03/01/23	3,127,904	3,293,571
2.740%, 06/01/23	2,903,958	3,063,553
2.890%, 05/01/27	1,997,519	2,117,680
2.920%, 12/01/24	1,000,000	1,060,245
2.970%, 06/01/30	2,750,000	2,899,793
2.990%, 01/01/25	1,250,000	1,330,854
3.000%, 01/01/43	5,168,618	5,382,544
3.050%, 04/01/22	3,360,856	3,596,302
3.110%, 12/01/24	1,500,000	1,611,764
3.200%, 11/01/20	10,392,126	11,118,767
3.235%, 10/01/26	1,459,065	1,588,011
3.240%, 12/01/26	1,500,000	1,629,197
3.260%, 12/01/26	1,000,000	1,091,677
3.290%, 08/01/26	2,000,000	2,183,696
3.340%, 02/01/27	1,500,000	1,643,874
3.380%, 12/01/23	2,000,000	2,194,391
3.430%, 10/01/23	11,851,952	12,986,538
3.440%, 11/01/21	3,953,359	4,291,525
3.450%, 01/01/24	1,000,000	1,099,546
3.490%, 09/01/23	3,959,018	4,351,541
3.500%, 08/01/26	543,115	564,967
3.500%, 02/01/33	5,434,048	5,786,729

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.500%, 05/01/33	5,900,996	6,283,998
3.500%, 12/01/42	6,895,309	7,341,439
3.500%, 03/01/43	8,257,463	8,802,544
3.500%, 05/01/43	27,478,603	29,290,700
3.500%, 06/01/43	6,721,796	7,165,194
3.500%, 07/01/43	3,972,611	4,234,740
3.500%, 08/01/43	8,987,820	9,580,734
3.550%, 02/01/30	1,500,000	1,667,464
3.560%, 03/01/24	7,272,401	8,051,551
3.563%, 01/01/21	11,897,725	12,921,027
3.630%, 10/01/29	1,470,105	1,635,700
3.670%, 07/01/23	2,500,000	2,781,897
3.730%, 07/01/22	5,779,591	6,342,268
3.741%, 06/01/18	1,815,031	1,880,974
3.760%, 10/01/23	1,467,492	1,636,810
3.760%, 11/01/23	1,100,000	1,230,982
3.770%, 12/01/20	2,281,694	2,489,703
3.804%, 05/01/22	9,125,661	10,001,645
3.970%, 07/01/21	4,672,183	5,165,992
4.000%, 10/01/32	1,822,319	1,979,875
4.000%, 12/01/40	656,760	707,022
4.000%, 07/01/42	3,649,688	3,956,599
4.260%, 12/01/19	2,709,754	2,955,145
4.330%, 04/01/20	3,809,935	4,184,969
4.770%, 06/01/19	3,418,112	3,728,155
5.895%, 10/01/17	2,813,952	2,962,136
Fannie Mae REMICS (CMO) Zero Coupon, 09/25/43 (c)	2,480,392	2,051,391
Zero Coupon, 10/25/43 (c)	1,253,226	1,025,355
Zero Coupon, 12/25/43 (c)	2,867,025	2,361,554
0.953%, 03/25/27 (a)	503,431	505,172
0.953%, 05/25/35 (a)	3,046,505	3,044,896
0.953%, 10/25/42 (a)	1,420,094	1,421,391
1.053%, 10/25/43 (a)	2,852,465	2,876,562
1.053%, 12/25/43 (a)	3,419,605	3,426,096
1.353%, 03/25/38 (a)	504,538	512,594
1.453%, 08/25/32 (a)	1,110,567	1,142,551
3.500%, 02/25/43	7,473,591	7,929,823
4.500%, 07/25/38	12,636	12,625
5.000%, 03/25/40	9,962,487	11,127,349
5.500%, 12/25/35	1,475,952	1,576,768
6.000%, 01/25/36	1,072,186	1,145,761
6.077%, 01/25/41 (a) (b)	6,504,379	1,557,638
6.500%, 07/18/28	229,446	259,272
Fannie Mae-ACES (CMO) 2.207%, 01/25/22	10,000,000	10,358,999
2.280%, 12/27/22	9,391,000	9,698,963
2.488%, 05/25/26	1,600,000	1,643,248
2.614%, 10/25/21 (a)	2,000,000	2,097,334
2.723%, 10/25/24	2,000,000	2,097,187
3.103%, 07/25/24 (a)	1,394,000	1,498,169
3.346%, 03/25/24 (a)	2,500,000	2,743,292
3.501%, 01/25/24 (a)	2,500,000	2,754,386
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,802,632	1,931,696

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 08/01/42	6,860,524	$7,368,294
4.000%, 05/01/43	865,749	926,588
4.000%, 06/01/43	595,512	637,686
4.000%, 08/01/43	7,374,677	7,965,225
5.000%, 08/01/39	1,295,423	1,452,797
Freddie Mac ARM Non-Gold Pool 3.935%, 07/01/40 (a)	2,994,181	3,133,675
Freddie Mac Gold Pool 3.500%, 12/01/32	6,160,829	6,587,660
3.500%, 01/01/33	8,524,715	9,111,001
3.500%, 02/01/33	12,285,469	13,136,916
3.500%, 03/01/33	7,953,803	8,504,963
3.500%, 04/01/33	10,804,744	11,552,662
3.500%, 05/01/33	4,471,851	4,781,457
3.500%, 06/01/43	4,176,404	4,449,747
4.000%, 09/01/32	1,940,040	2,125,431
4.000%, 11/01/32	4,740,376	5,198,852
4.000%, 12/01/32	2,155,600	2,364,547
4.000%, 01/01/33	947,672	1,031,068
4.000%, 02/01/33	938,579	1,029,455
4.000%, 01/01/46	3,329,285	3,663,025
5.000%, 02/01/34	496,922	544,899
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.522%, 01/25/23	2,085,000	2,177,584
2.615%, 01/25/23	7,275,000	7,544,363
3.389%, 03/25/24	5,714,000	6,315,564
3.490%, 01/25/24	4,000,000	4,442,354
Freddie Mac REMICS (CMO) 0.892%, 08/15/42 (a)	6,738,328	6,790,466
1.122%, 11/15/37 (a)	1,419,646	1,434,762
1.142%, 03/15/24 (a)	741,267	745,457
1.792%, 03/15/38 (a)	600,000	646,007
3.000%, 02/15/26	1,915,000	2,028,644
3.500%, 08/15/39	3,773,438	4,001,561
3.500%, 06/15/48	7,820,456	8,243,347
4.500%, 03/15/40	859,745	866,883
5.000%, 08/15/35	1,650,000	1,896,815
5.750%, 06/15/35	8,282,326	9,597,538
5.928%, 10/15/37 (a) (b)	5,589,894	1,080,657
5.958%, 11/15/36 (a) (b)	3,306,148	467,598
6.000%, 07/15/35	6,998,626	7,890,954
6.000%, 03/15/36	2,770,237	3,407,765
6.500%, 05/15/28	547,024	634,152
6.500%, 03/15/37	1,074,050	1,246,772
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (c)	1,290,566	1,093,369
3.000%, 01/15/43	7,462,388	7,782,837
3.000%, 01/15/44	9,419,903	9,792,533
FREMF Mortgage Trust (CMO) 3.835%, 07/25/49 (144A) (a)	1,635,000	1,544,517
Ginnie Mae II ARM Pool 3.500%, 04/20/41 (a)	797,615	827,122
Ginnie Mae II Pool 4.375%, 06/20/63	9,180,985	10,005,329

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II Pool 4.433%, 05/20/63	14,343,181	15,625,281
4.462%, 05/20/63	10,134,478	11,025,125
4.479%, 04/20/63	5,061,815	5,512,424
Government National Mortgage Association (CMO) 0.736%, 08/20/60 (a)	461,469	461,355
0.736%, 11/20/62 (a)	261,331	261,164
0.776%, 12/20/62 (a)	2,470,019	2,441,669
0.836%, 02/20/62 (a)	7,696,046	7,678,719
0.846%, 03/20/63 (a)	837,492	829,299
0.856%, 02/20/63 (a)	1,838,578	1,818,383
0.886%, 02/20/63 (a)	7,559,035	7,499,401
0.906%, 03/20/63 (a)	3,867,638	3,840,400
0.906%, 07/20/64 (a)	4,401,555	4,368,399
0.906%, 09/20/64 (a)	1,802,132	1,785,685
0.916%, 04/20/63 (a)	8,872,710	8,811,005
0.936%, 01/20/63 (a)	3,392,948	3,390,215
0.936%, 04/20/63 (a)	7,223,442	7,173,551
0.936%, 06/20/64 (a)	5,763,977	5,719,019
0.936%, 07/20/64 (a)	2,689,877	2,669,038
0.948%, 09/20/37 (a)	366,153	367,948
0.986%, 04/20/62 (a)	797,787	797,580
1.036%, 04/20/64 (a)	14,496,111	14,464,865
1.036%, 05/20/64 (a)	10,273,699	10,249,530
1.086%, 07/20/63 (a)	6,490,709	6,491,717
1.086%, 01/20/64 (a)	1,515,033	1,515,363
1.086%, 02/20/64 (a)	5,195,813	5,196,931
1.086%, 03/20/64 (a)	1,919,727	1,920,109
1.126%, 02/20/64 (a)	2,257,515	2,262,918
1.136%, 09/20/63 (a)	4,435,390	4,445,402
1.186%, 09/20/63 (a)	4,347,214	4,366,018
1.650%, 02/20/63	15,964,038	16,032,005
1.650%, 04/20/63	9,249,434	9,289,174
1.750%, 03/20/63	2,327,714	2,357,031
4.000%, 02/20/37	18,625	18,639
4.500%, 01/16/25	1,068,733	1,237,938
4.504%, 04/20/43 (a)	2,547,120	2,761,996
4.700%, 11/20/42 (a)	10,088,161	11,086,230
5.000%, 12/20/33	2,000,000	2,259,476
5.000%, 09/20/38	5,741,715	6,092,635
5.000%, 06/16/39	885,350	966,711
5.000%, 07/20/39	4,444,427	5,021,114
5.000%, 10/20/39	3,817,409	4,554,272
5.220%, 06/20/40 (a)	4,880,434	5,395,585
5.500%, 02/20/33	171,069	177,962
5.500%, 07/16/33 (b)	1,388,257	286,352

		827,399,828

Federal Agencies—2.1%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20	43,119,000	41,164,329
Tennessee Valley Authority 1.750%, 10/15/18	850,000	867,625
5.250%, 09/15/39	600,000	822,269

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Tennessee Valley Authority
5.880%, 04/01/36	1,000,000	$1,449,134
6.235%, 07/15/45	4,250,000	5,001,791
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	635,806
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25	1,000,000	808,922
Zero Coupon, 06/15/35	750,000	416,315

		51,166,191

U.S. Treasury—26.8%
U.S. Treasury Bonds 3.500%, 02/15/39	1,450,000	1,829,945
3.875%, 08/15/40	2,230,000	2,959,716
4.250%, 05/15/39	200,000	279,531
4.375%, 02/15/38 (d)	18,100,000	25,802,401
4.375%, 11/15/39	25,650,000	36,459,064
4.500%, 05/15/38 (d)	1,000,000	1,450,664
5.250%, 11/15/28	7,000,000	9,853,046
5.250%, 02/15/29	500,000	706,992
5.375%, 02/15/31 (d)	13,000,000	19,281,132
5.500%, 08/15/28	2,000,000	2,859,140
6.125%, 08/15/29	5,000,000	7,649,415
U.S. Treasury Coupon Strips Zero Coupon, 02/15/18 (d)	5,000,000	4,951,200
Zero Coupon, 08/15/19 (d)	16,000,000	15,607,232
Zero Coupon, 11/15/19	1,500,000	1,457,397
Zero Coupon, 02/15/20 (d)	2,815,000	2,727,515
Zero Coupon, 05/15/20	2,475,000	2,387,021
Zero Coupon, 02/15/21	25,050,000	23,865,786
Zero Coupon, 05/15/21	16,285,000	15,463,194
Zero Coupon, 08/15/21	3,095,000	2,922,627
Zero Coupon, 11/15/21	14,940,000	14,029,198
Zero Coupon, 02/15/22	3,975,000	3,708,667
Zero Coupon, 05/15/22	14,560,000	13,526,837
Zero Coupon, 08/15/22	6,000,000	5,557,320
Zero Coupon, 11/15/22 (d)	6,250,000	5,756,812
Zero Coupon, 02/15/23 (d)	18,035,000	16,511,782
Zero Coupon, 05/15/23	57,400,000	52,239,453
Zero Coupon, 08/15/23	2,765,000	2,506,614
Zero Coupon, 11/15/23	2,300,000	2,071,838
Zero Coupon, 02/15/24	4,900,000	4,392,590
Zero Coupon, 08/15/24	2,500,000	2,214,837
Zero Coupon, 11/15/24	1,500,000	1,322,600
Zero Coupon, 02/15/25	2,000,000	1,750,586
Zero Coupon, 05/15/25	5,500,000	4,780,919
Zero Coupon, 08/15/25	1,000,000	865,255
Zero Coupon, 08/15/27 (d)	400,000	329,819
Zero Coupon, 11/15/27	570,000	467,298
Zero Coupon, 05/15/28	30,000	24,244
Zero Coupon, 08/15/28	1,750,000	1,407,807
Zero Coupon, 05/15/29	1,000,000	788,944
Zero Coupon, 08/15/29	800,000	627,467
Zero Coupon, 11/15/29	1,000,000	778,997

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips
Zero Coupon, 02/15/30	8,300,000	$6,421,453
Zero Coupon, 05/15/30	700,000	538,773
Zero Coupon, 08/15/30	3,925,000	3,000,101
Zero Coupon, 11/15/30	4,400,000	3,343,076
Zero Coupon, 02/15/31	2,800,000	2,112,463
Zero Coupon, 05/15/31	10,500,000	7,868,248
Zero Coupon, 08/15/31 (d)	2,800,000	2,085,658
Zero Coupon, 11/15/31	3,000,000	2,220,165
Zero Coupon, 02/15/32	9,900,000	7,279,896
Zero Coupon, 05/15/32	12,800,000	9,339,750
Zero Coupon, 08/15/32	2,900,000	2,101,888
Zero Coupon, 08/15/33	400,000	281,606
Zero Coupon, 11/15/33	13,000,000	9,089,691
Zero Coupon, 05/15/34	7,000,000	4,814,894
Zero Coupon, 05/15/35	4,000,000	2,672,808
U.S. Treasury Inflation Indexed Bond 1.750%, 01/15/28 (e)	570,950	667,484
U.S. Treasury Inflation Indexed Note 0.125%, 01/15/22 (e)	1,585,410	1,615,798
U.S. Treasury Notes 0.750%, 12/31/17	1,000,000	1,002,617
0.750%, 02/28/18	9,000,000	9,024,606
0.750%, 02/15/19 (d)	1,500,000	1,502,930
0.875%, 01/31/18 (d)	2,400,000	2,411,155
0.875%, 07/31/19	340,000	341,395
1.000%, 06/30/19	660,000	665,595
1.000%, 08/31/19	17,000,000	17,130,815
1.250%, 10/31/18	3,000,000	3,041,601
1.250%, 11/30/18	7,000,000	7,099,806
1.250%, 02/29/20	11,000,000	11,164,142
1.375%, 01/31/20	3,000,000	3,057,186
1.500%, 08/31/18	7,000,000	7,132,069
1.500%, 05/31/19	2,690,000	2,750,735
1.750%, 01/31/23	7,100,000	7,317,991
1.750%, 05/15/23	2,500,000	2,579,005
2.000%, 11/30/20	12,000,000	12,539,532
2.000%, 10/31/21	3,000,000	3,142,149
2.125%, 08/31/20	10,000,000	10,488,280
2.125%, 01/31/21	2,000,000	2,102,968
2.125%, 08/15/21	21,000,000	22,130,388
2.125%, 05/15/25	7,000,000	7,394,023
2.375%, 08/15/24	17,000,000	18,298,902
2.625%, 01/31/18	4,500,000	4,644,315
2.625%, 08/15/20 (d)	13,000,000	13,897,806
2.625%, 11/15/20	22,500,000	24,106,635
3.125%, 05/15/21	27,000,000	29,705,265
3.500%, 02/15/18	20,000,000	20,939,060
3.625%, 02/15/21	32,000,000	35,811,264

		661,048,889

Total U.S. Treasury & Government Agencies (Cost $1,475,319,852)		1,539,614,908

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—22.8%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Airbus Group Finance B.V. 2.700%, 04/17/23 (144A)	249,000	$258,790
BAE Systems Holdings, Inc. 4.750%, 10/07/44 (144A)	338,000	368,753
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	1,116,488
Lockheed Martin Corp. 3.100%, 01/15/23	193,000	203,419
6.150%, 09/01/36	236,000	313,313
Northrop Grumman Corp. 1.750%, 06/01/18	418,000	422,000
3.850%, 04/15/45	182,000	189,469
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	523,545
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,290,676

		5,686,453

Agriculture—0.1%
Bunge N.A. Finance L.P. 5.900%, 04/01/17	247,000	254,923
Bunge, Ltd. Finance Corp.
8.500%, 06/15/19	1,084,000	1,267,493
Cargill, Inc. 7.350%, 03/06/19 (144A)	1,055,000	1,219,098

		2,741,514

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	341,737	351,988
American Airlines Pass-Through Trust 3.650%, 06/15/28	157,000	162,495
4.950%, 01/15/23	1,084,643	1,179,549
United Airlines Pass-Through Trust 3.450%, 07/07/28	464,000	475,600
4.300%, 08/15/25	495,056	534,042

		2,703,674

Auto Manufacturers—0.6%
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	700,000	706,711
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	330,995
2.000%, 08/03/18 (144A)	300,000	303,741
2.250%, 07/31/19 (144A)	1,600,000	1,640,911
2.375%, 08/01/18 (144A)	378,000	386,393
2.875%, 03/10/21 (144A)	500,000	519,916
Ford Motor Credit Co. LLC 1.500%, 01/17/17	678,000	678,671
1.684%, 09/08/17	630,000	631,388
2.145%, 01/09/18	309,000	311,706
2.375%, 03/12/19	969,000	982,591
2.597%, 11/04/19	950,000	971,926
3.000%, 06/12/17	400,000	406,093

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC 4.134%, 08/04/25	200,000	214,430
4.250%, 02/03/17	1,200,000	1,219,176
4.375%, 08/06/23	900,000	978,157
General Motors Co. 4.875%, 10/02/23	400,000	425,816
6.600%, 04/01/36	500,000	573,354
General Motors Financial Co., Inc. 3.200%, 07/13/20	682,000	690,915
3.200%, 07/06/21	300,000	300,477
3.700%, 05/09/23	683,000	686,548
Hyundai Capital America 2.400%, 10/30/18 (144A)	239,000	242,338
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	795,546
2.650%, 09/26/18 (144A)	300,000	307,730
Toyota Motor Credit Corp. 1.375%, 01/10/18	700,000	704,906
1.450%, 01/12/18	206,000	207,502

		15,217,937

Auto Parts & Equipment—0.1%
Johnson Controls, Inc. 3.625%, 07/02/24	277,000	292,750
4.950%, 07/02/64	737,000	734,702
5.000%, 03/30/20	635,000	694,811

		1,722,263

Banks—5.5%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	1,160,000	1,186,926
American Express Bank FSB 6.000%, 09/13/17	1,800,000	1,896,305
American Express Centurion Bank 5.950%, 06/12/17	250,000	260,999
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A)	1,300,000	1,330,170
2.850%, 08/06/20 (144A)	250,000	257,818
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	204,964
Bank of America Corp. 2.000%, 01/11/18	2,740,000	2,757,517
2.250%, 04/21/20	640,000	643,578
2.600%, 01/15/19	1,225,000	1,253,505
2.625%, 10/19/20	485,000	492,729
2.650%, 04/01/19	660,000	676,153
3.300%, 01/11/23	1,921,000	1,976,991
4.000%, 01/22/25	654,000	666,629
4.125%, 01/22/24	1,780,000	1,914,531
4.250%, 10/22/26	520,000	539,286
5.625%, 07/01/20	1,000,000	1,125,040
5.875%, 01/05/21	2,500,000	2,867,925
6.000%, 09/01/17	360,000	378,471
6.400%, 08/28/17	1,276,000	1,346,389
6.500%, 07/15/18	997,000	1,090,782

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of Montreal 2.375%, 01/25/19	575,000	$590,293
2.550%, 11/06/22	500,000	516,895
Bank of New York Mellon Corp. (The) 2.200%, 05/15/19	354,000	362,167
3.250%, 09/11/24	1,200,000	1,277,257
4.150%, 02/01/21	670,000	739,098
5.450%, 05/15/19	278,000	309,034
Bank of Nova Scotia (The) 1.450%, 04/25/18 (d)	300,000	301,068
1.850%, 04/14/20 (d)	700,000	709,275
2.800%, 07/21/21	500,000	521,618
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	1,000,000	1,023,948
4.100%, 09/09/23 (144A)	1,114,000	1,236,263
Banque Federative du Credit Mutuel S.A. 1.700%, 01/20/17 (144A)	1,600,000	1,604,101
Barclays plc
3.650%, 03/16/25	254,000	244,239
4.375%, 01/12/26	599,000	604,810
BB&T Corp. 2.150%, 03/22/17	485,000	488,781
2.450%, 01/15/20	833,000	856,214
2.625%, 06/29/20	400,000	413,194
6.850%, 04/30/19	525,000	602,534
BNZ International Funding, Ltd. 2.350%, 03/04/19 (144A)	842,000	854,984
BPCE S.A. 1.625%, 01/26/18	1,200,000	1,204,490
Capital One Financial Corp. 2.450%, 04/24/19	176,000	178,703
3.500%, 06/15/23	907,000	935,915
4.200%, 10/29/25	650,000	668,227
5.250%, 02/21/17	170,000	173,988
Capital One N.A. 1.500%, 03/22/18	500,000	498,456
2.400%, 09/05/19	300,000	303,970
Citigroup, Inc. 1.750%, 05/01/18	776,000	779,411
2.400%, 02/18/20	450,000	454,607
2.500%, 09/26/18	441,000	449,741
3.400%, 05/01/26	825,000	845,913
3.875%, 03/26/25	1,300,000	1,313,143
4.300%, 11/20/26	1,500,000	1,545,388
4.400%, 06/10/25	196,000	204,939
4.750%, 05/18/46	800,000	802,803
5.500%, 09/13/25	692,000	775,691
Citizens Financial Group, Inc. 4.300%, 12/03/25	193,000	203,142
Comerica, Inc. 3.800%, 07/22/26	1,116,000	1,135,480
Commonwealth Bank of Australia 4.500%, 12/09/25 (144A) (d)	352,000	368,188
Cooperatieve Rabobank UA 3.875%, 02/08/22	700,000	760,481
4.375%, 08/04/25	250,000	261,132
4.625%, 12/01/23	872,000	919,521

Banks—(Continued)
Credit Suisse AG 1.750%, 01/29/18	279,000	279,232
2.300%, 05/28/19	250,000	253,347
3.000%, 10/29/21	1,379,000	1,412,507
3.625%, 09/09/24	250,000	258,642
5.300%, 08/13/19	300,000	331,114
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	250,000	244,689
4.550%, 04/17/26 (144A)	433,000	449,185
Deutsche Bank AG 2.950%, 08/20/20	77,000	76,324
3.375%, 05/12/21	123,000	123,423
3.700%, 05/30/24	667,000	663,033
6.000%, 09/01/17	200,000	208,672
Discover Bank 3.200%, 08/09/21	1,650,000	1,678,692
4.200%, 08/08/23	493,000	521,107
Fifth Third Bancorp 8.250%, 03/01/38	500,000	747,392
Fifth Third Bank 2.375%, 04/25/19	650,000	665,642
Goldman Sachs Group, Inc. (The) 2.600%, 04/23/20	714,000	725,884
3.500%, 01/23/25	392,000	402,783
3.625%, 01/22/23	1,300,000	1,363,645
3.850%, 07/08/24	1,447,000	1,534,270
4.000%, 03/03/24	412,000	440,457
5.375%, 03/15/20	3,126,000	3,477,109
5.750%, 01/24/22	1,000,000	1,160,960
5.950%, 01/15/27	1,000,000	1,152,508
7.500%, 02/15/19	3,000,000	3,430,830
HSBC Bank plc 1.500%, 05/15/18 (144A)	821,000	816,971
4.125%, 08/12/20 (144A) (d)	2,002,000	2,150,655
4.750%, 01/19/21 (144A)	1,600,000	1,763,902
HSBC Holdings plc 3.600%, 05/25/23	550,000	562,083
3.900%, 05/25/26	200,000	205,763
HSBC USA, Inc. 1.625%, 01/16/18	500,000	499,109
2.350%, 03/05/20	538,000	537,822
Industrial & Commercial Bank of China, Ltd. 2.351%, 11/13/17	626,000	631,672
ING Bank NV 3.750%, 03/07/17 (144A)	1,000,000	1,017,270
KeyCorp 5.100%, 03/24/21	896,000	1,007,931
Macquarie Bank, Ltd. 1.600%, 10/27/17 (144A)	1,220,000	1,221,302
2.600%, 06/24/19 (144A)	979,000	998,528
2.850%, 07/29/20 (144A)	250,000	256,276
4.000%, 07/29/25 (144A)	250,000	262,792
Manufacturers & Traders Trust Co. 6.625%, 12/04/17	970,000	1,035,024

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Mizuho Bank, Ltd. 1.800%, 03/26/18 (144A) (d)	484,000	$486,902
3.600%, 09/25/24 (144A)	950,000	1,020,551
Morgan Stanley 1.875%, 01/05/18	517,000	519,924
3.700%, 10/23/24	500,000	523,187
5.000%, 11/24/25	1,269,000	1,389,290
5.500%, 01/26/20	1,430,000	1,590,463
5.500%, 07/28/21	807,000	921,493
5.625%, 09/23/19	3,030,000	3,361,809
5.750%, 01/25/21	2,500,000	2,850,362
5.950%, 12/28/17	1,757,000	1,868,464
National Australia Bank, Ltd.
2.400%, 12/09/19 (144A)	400,000	410,535
Nordea Bank AB
1.625%, 05/15/18 (144A)	1,400,000	1,408,599
4.875%, 01/27/20 (144A)	500,000	556,133
Northern Trust Corp.
3.375%, 08/23/21	300,000	323,054
PNC Funding Corp.
5.125%, 02/08/20	800,000	895,034
6.700%, 06/10/19	1,300,000	1,490,611
Regions Financial Corp.
3.200%, 02/08/21	268,000	275,852
Royal Bank of Canada
1.200%, 09/19/17 (d)	1,000,000	1,002,170
1.875%, 02/05/20	2,000,000	2,026,250
2.000%, 10/01/18	2,092,000	2,121,089
2.000%, 12/10/18 (d)	140,000	142,600
2.200%, 07/27/18	305,000	310,990
2.300%, 07/20/16 (d)	135,000	135,084
Santander Issuances S.A.U.
5.179%, 11/19/25	600,000	599,420
Skandinaviska Enskilda Banken AB
1.750%, 03/19/18 (144A)	402,000	403,985
Stadshypotek AB
1.875%, 10/02/19 (144A)	1,500,000	1,522,030
Standard Chartered plc
5.200%, 01/26/24 (144A) (d)	1,000,000	1,041,595
State Street Corp.
3.100%, 05/15/23	407,000	421,047
3.700%, 11/20/23	1,608,000	1,770,591
SunTrust Banks, Inc.
2.750%, 05/01/23	2,000,000	2,012,562
3.500%, 01/20/17	310,000	313,452
Toronto-Dominion Bank (The)
1.750%, 07/23/18	300,000	303,072
2.250%, 11/05/19	255,000	261,676
2.500%, 12/14/20	500,000	517,177
U.S. Bank N.A.
2.125%, 10/28/19	350,000	358,762
UBS Group Funding Jersey, Ltd.
4.125%, 09/24/25 (144A)	300,000	310,964
Wachovia Corp.
5.750%, 02/01/18	500,000	535,115

Banks—(Continued)
Wells Fargo & Co.
2.550%, 12/07/20	179,000	184,216
3.300%, 09/09/24	770,000	807,596
3.500%, 03/08/22	1,900,000	2,038,039
4.100%, 06/03/26	1,291,000	1,380,868
4.600%, 04/01/21	3,470,000	3,877,597
4.650%, 11/04/44	595,000	627,522
5.375%, 11/02/43	1,005,000	1,170,797
Wells Fargo Bank N.A.
6.000%, 11/15/17	2,491,000	2,650,491
Westpac Banking Corp.
1.375%, 05/30/18 (144A)	2,000,000	2,009,254

		136,222,631

Beverages—0.3%
Anheuser-Busch InBev Finance, Inc.
1.900%, 02/01/19	310,000	315,264
2.625%, 01/17/23	450,000	455,262
3.300%, 02/01/23	1,572,000	1,656,369
3.700%, 02/01/24	1,000,000	1,077,101
Beam Suntory, Inc.
3.250%, 05/15/22	760,000	782,801
Heineken NV
3.400%, 04/01/22 (144A)	1,339,000	1,433,109
Molson Coors Brewing Co.
3.000%, 07/15/26	375,000	374,630
SABMiller Holdings, Inc.
3.750%, 01/15/22 (144A)	1,700,000	1,822,810

		7,917,346

Biotechnology—0.3%
Amgen, Inc.
2.125%, 05/01/20	100,000	101,579
3.625%, 05/22/24	873,000	936,679
4.563%, 06/15/48 (144A)	2,696,000	2,827,390
5.700%, 02/01/19	100,000	110,796
Biogen, Inc.
5.200%, 09/15/45	133,000	149,564
Celgene Corp.
3.250%, 08/15/22	490,000	506,095
3.625%, 05/15/24	591,000	615,499
3.950%, 10/15/20	500,000	539,314
5.000%, 08/15/45	165,000	181,721
Gilead Sciences, Inc.
3.650%, 03/01/26	115,000	125,140
3.700%, 04/01/24	600,000	649,720
4.400%, 12/01/21	630,000	711,334

		7,454,831

Chemicals—0.5%
Agrium, Inc.
3.375%, 03/15/25 (d)	87,000	88,497
4.125%, 03/15/35	620,000	598,735
5.250%, 01/15/45	712,000	763,737

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
CF Industries, Inc.
7.125%, 05/01/20	1,000,000	$1,153,796
Dow Chemical Co. (The)
3.000%, 11/15/22	106,000	108,905
4.125%, 11/15/21	106,000	116,291
7.375%, 11/01/29	1,000,000	1,340,778
8.850%, 09/15/21	640,000	818,422
E.I. du Pont de Nemours & Co.
4.150%, 02/15/43	107,000	110,113
Ecolab, Inc.
2.250%, 01/12/20	297,000	302,338
3.250%, 01/14/23	700,000	734,948
Monsanto Co.
4.700%, 07/15/64	100,000	91,090
Mosaic Co. (The)
3.750%, 11/15/21	1,520,000	1,614,302
4.250%, 11/15/23 (d)	460,000	495,446
5.450%, 11/15/33	1,163,000	1,286,200
Potash Corp. of Saskatchewan, Inc.
3.000%, 04/01/25	440,000	445,863
3.250%, 12/01/17	100,000	102,519
Praxair, Inc.
1.250%, 11/07/18	900,000	902,722
2.650%, 02/05/25	261,000	270,230
Rohm & Haas Co.
6.000%, 09/15/17	68,000	71,618
7.850%, 07/15/29	418,000	575,450

		11,992,000

Commercial Services—0.2%
Equifax, Inc.
2.300%, 06/01/21	211,000	213,982
ERAC USA Finance LLC
3.850%, 11/15/24 (144A)	925,000	994,315
4.500%, 08/16/21 (144A)	1,740,000	1,927,102
7.000%, 10/15/37 (144A)	500,000	681,187

		3,816,586

Computers—0.3%
Apple, Inc.
2.150%, 02/09/22 (d)	540,000	550,352
2.400%, 05/03/23	1,679,000	1,709,811
3.450%, 02/09/45	625,000	587,283
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
4.420%, 06/15/21 (144A)	459,000	472,435
5.450%, 06/15/23 (144A)	542,000	562,365
6.020%, 06/15/26 (144A)	476,000	496,224
HP Enterprise Services LLC
7.450%, 10/15/29	700,000	849,696
International Business Machines Corp.
3.375%, 08/01/23	650,000	704,939
6.500%, 01/15/28	300,000	409,403

		6,342,508

Diversified Financial Services—1.3%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
3.950%, 02/01/22	298,000	298,000
AIG Global Funding
1.650%, 12/15/17 (144A)	314,000	315,370
Air Lease Corp.
3.875%, 04/01/21	300,000	309,000
American Express Credit Corp.
2.125%, 03/18/19	231,000	235,818
2.250%, 08/15/19	1,000,000	1,020,818
Ameriprise Financial, Inc.
4.000%, 10/15/23	1,380,000	1,493,749
Blackstone Holdings Finance Co. LLC
6.625%, 08/15/19 (144A)	1,200,000	1,374,757
Capital One Bank USA N.A.
3.375%, 02/15/23	600,000	612,841
8.800%, 07/15/19	300,000	354,405
CDP Financial, Inc.
4.400%, 11/25/19 (144A)	600,000	660,310
CME Group, Inc.
3.000%, 03/15/25	440,000	459,621
GE Capital International Funding Co.
2.342%, 11/15/20 (144A)	6,696,000	6,897,958
3.373%, 11/15/25 (144A)	744,000	807,411
4.418%, 11/15/35 (144A)	1,777,000	1,993,058
Invesco Finance plc
4.000%, 01/30/24	500,000	547,029
Jefferies Group LLC
5.125%, 01/20/23	300,000	315,153
6.875%, 04/15/21	475,000	539,451
Legg Mason, Inc.
3.950%, 07/15/24	700,000	707,620
Macquarie Group, Ltd.
6.000%, 01/14/20 (144A)	1,572,000	1,752,459
Murray Street Investment Trust I
4.647%, 03/09/17	1,600,000	1,635,941
Private Export Funding Corp.
2.800%, 05/15/22	1,000,000	1,071,846
3.550%, 01/15/24	7,383,000	8,244,581
TD Ameritrade Holding Corp.
2.950%, 04/01/22	295,000	307,365

		31,954,561

Electric—1.6%
Alabama Power Co.
3.550%, 12/01/23	461,000	503,582
4.150%, 08/15/44	218,000	238,477
Arizona Public Service Co.
2.200%, 01/15/20	142,000	145,453
3.350%, 06/15/24 (d)	696,000	750,248
4.500%, 04/01/42	200,000	232,006
Baltimore Gas & Electric Co.
5.200%, 06/15/33	1,510,000	1,779,523
Berkshire Hathaway Energy Co.
1.100%, 05/15/17	460,000	461,019
2.400%, 02/01/20	364,000	373,888

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Berkshire Hathaway Energy Co.
3.750%, 11/15/23	1,736,000	$1,896,990
4.500%, 02/01/45	333,000	373,807
CenterPoint Energy Houston Electric LLC
2.250%, 08/01/22	950,000	957,878
Cleveland Electric Illuminating Co. (The)
7.880%, 11/01/17	1,118,000	1,207,146
CMS Energy Corp.
8.750%, 06/15/19	885,000	1,065,006
Commonwealth Edison Co.
3.650%, 06/15/46	162,000	165,514
Consumers Energy Co.
4.350%, 08/31/64	191,000	211,460
5.650%, 04/15/20	200,000	229,270
DTE Electric Co.
3.900%, 06/01/21	1,000,000	1,100,891
5.700%, 10/01/37	300,000	392,835
DTE Energy Co.
3.500%, 06/01/24	449,000	476,561
3.850%, 12/01/23	225,000	243,033
Duke Energy Carolinas LLC
4.300%, 06/15/20	619,000	688,636
6.000%, 01/15/38	600,000	803,762
Duke Energy Indiana LLC
3.750%, 05/15/46	350,000	363,347
Duke Energy Ohio, Inc.
3.800%, 09/01/23	815,000	899,313
Duke Energy Progress LLC
4.100%, 03/15/43	200,000	218,577
4.375%, 03/30/44	247,000	282,711
5.300%, 01/15/19	200,000	220,204
5.700%, 04/01/35	360,000	455,200
Entergy Arkansas, Inc.
3.050%, 06/01/23	765,000	801,676
Entergy Louisiana LLC
3.050%, 06/01/31	195,000	199,748
Entergy Mississippi, Inc.
2.850%, 06/01/28	170,000	172,691
Exelon Generation Co. LLC
2.950%, 01/15/20	300,000	308,599
Florida Power & Light Co.
5.625%, 04/01/34	1,250,000	1,618,716
Indiana Michigan Power Co.
3.200%, 03/15/23	330,000	344,169
Kansas City Power & Light Co.
3.150%, 03/15/23	604,000	620,284
5.300%, 10/01/41	315,000	374,115
MidAmerican Energy Co.
3.700%, 09/15/23	1,100,000	1,211,542
Nevada Power Co.
6.650%, 04/01/36	360,000	499,477
7.125%, 03/15/19	200,000	230,979
NextEra Energy Capital Holdings, Inc.
3.625%, 06/15/23	410,000	432,157
Niagara Mohawk Power Corp.
3.508%, 10/01/24 (144A)	305,000	328,328

Electric—(Continued)
Nisource Finance Corp.
4.800%, 02/15/44	162,000	185,797
6.125%, 03/01/22	1,875,000	2,231,199
Northern States Power Co.
6.500%, 03/01/28	628,000	825,978
Ohio Power Co.
5.375%, 10/01/21	305,000	354,119
6.600%, 02/15/33	258,000	331,624
Pacific Gas & Electric Co.
4.250%, 05/15/21	782,000	865,588
6.050%, 03/01/34	1,200,000	1,598,830
PacifiCorp
3.600%, 04/01/24	315,000	345,997
5.500%, 01/15/19	500,000	550,615
PPL Electric Utilities Corp.
2.500%, 09/01/22	300,000	310,168
4.125%, 06/15/44	208,000	228,597
PSEG Power LLC
2.450%, 11/15/18	568,000	578,050
4.300%, 11/15/23 (d)	201,000	211,112
Public Service Co. of Colorado
2.500%, 03/15/23	400,000	408,273
Public Service Co. of New Hampshire
3.500%, 11/01/23	272,000	291,690
Public Service Co. of Oklahoma
5.150%, 12/01/19	1,010,000	1,123,903
6.625%, 11/15/37	600,000	768,298
Public Service Electric & Gas Co.
3.800%, 01/01/43	700,000	755,072
Sierra Pacific Power Co.
3.375%, 08/15/23	556,000	602,593
South Carolina Electric & Gas Co.
4.500%, 06/01/64	173,000	178,894
Southern Co. (The)
2.150%, 09/01/19	855,000	870,729
State Grid Overseas Investment, Ltd.
1.750%, 05/22/18 (144A)	499,000	500,864
Tri-State Generation & Transmission Association, Inc.
4.250%, 06/01/46 (144A)	206,000	212,789
Virginia Electric & Power Co.
2.750%, 03/15/23	400,000	414,590
2.950%, 01/15/22	489,000	515,153
3.450%, 02/15/24	102,000	110,470
4.450%, 02/15/44	126,000	144,823
6.000%, 05/15/37	685,000	917,771

		40,312,404

Electronics—0.2%
Arrow Electronics, Inc.
3.000%, 03/01/18	49,000	49,502
6.000%, 04/01/20	536,000	597,502
6.875%, 06/01/18	300,000	323,593
7.500%, 01/15/27	1,100,000	1,336,907

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—(Continued)
Koninklijke Philips NV
3.750%, 03/15/22	1,680,000	$1,804,361

		4,111,865

Engineering & Construction—0.0%
Fluor Corp.
3.375%, 09/15/21	550,000	584,856

Environmental Control—0.1%
Republic Services, Inc.
5.500%, 09/15/19	650,000	725,857
6.086%, 03/15/35	500,000	627,470
Waste Management, Inc.
2.400%, 05/15/23	238,000	241,434
3.125%, 03/01/25	257,000	268,718
3.900%, 03/01/35	88,000	92,213

		1,955,692

Food—0.3%
Kraft Heinz Foods Co.
3.950%, 07/15/25 (144A)	260,000	282,692
6.125%, 08/23/18	700,000	767,670
6.875%, 01/26/39	731,000	998,177
Kroger Co. (The)
4.000%, 02/01/24	229,000	253,948
7.500%, 04/01/31	1,140,000	1,594,540
8.000%, 09/15/29	610,000	876,103
Mondelez International, Inc.
4.000%, 02/01/24	1,800,000	1,968,599
Tyson Foods, Inc.
3.950%, 08/15/24	1,456,000	1,571,672

		8,313,401

Gas—0.4%
AGL Capital Corp.
3.500%, 09/15/21	1,000,000	1,061,457
4.400%, 06/01/43	375,000	383,562
6.000%, 10/01/34	1,000,000	1,231,070
Atmos Energy Corp.
4.125%, 10/15/44	450,000	490,546
4.150%, 01/15/43	460,000	489,106
8.500%, 03/15/19	200,000	235,784
CenterPoint Energy Resources Corp.
4.500%, 01/15/21	429,000	465,508
CenterPoint Energy, Inc.
6.500%, 05/01/18	706,000	765,039
Sempra Energy
2.875%, 10/01/22	1,625,000	1,662,388
3.550%, 06/15/24	709,000	743,120
4.050%, 12/01/23	1,054,000	1,140,285

		8,667,865

Healthcare-Products—0.2%
Becton Dickinson & Co.
2.675%, 12/15/19	145,000	149,137
3.734%, 12/15/24	184,000	198,194
Medtronic, Inc.
3.150%, 03/15/22	775,000	827,056
4.375%, 03/15/35	895,000	1,012,370
Thermo Fisher Scientific, Inc.
3.150%, 01/15/23	515,000	526,223
3.600%, 08/15/21	551,000	584,109
4.150%, 02/01/24	515,000	562,069

		3,859,158

Healthcare-Services—0.3%
Aetna, Inc.
2.800%, 06/15/23	269,000	274,785
4.250%, 06/15/36	167,000	172,540
6.625%, 06/15/36	297,000	395,973
Anthem, Inc.
2.300%, 07/15/18	751,000	761,803
3.500%, 08/15/24	1,035,000	1,071,559
4.650%, 08/15/44	324,000	345,043
5.950%, 12/15/34	272,000	330,319
Laboratory Corp. of America Holdings
3.200%, 02/01/22	682,000	705,447
Quest Diagnostics, Inc.
3.450%, 06/01/26	140,000	144,825
4.750%, 01/30/20	400,000	438,686
Roche Holdings, Inc.
3.350%, 09/30/24 (144A)	660,000	716,030
Texas Health Resources
4.330%, 11/15/55	250,000	281,253
UnitedHealth Group, Inc.
2.875%, 03/15/23	250,000	260,267
4.625%, 07/15/35	320,000	371,647
5.800%, 03/15/36	375,000	491,742

		6,761,919

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd.
4.625%, 01/13/22 (144A)	1,100,000	1,226,986

Household Products/Wares—0.0%
Kimberly-Clark Corp.
2.400%, 06/01/23	600,000	623,903

Insurance—1.0%
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	1,000,000	1,301,157
Allstate Corp. (The)
3.150%, 06/15/23	407,000	432,808
American International Group, Inc.
3.875%, 01/15/35	259,000	247,983
4.125%, 02/15/24	868,000	915,680
Aon plc
3.500%, 06/14/24	935,000	962,334

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Berkshire Hathaway Finance Corp.
3.000%, 05/15/22	1,000,000	$1,068,360
4.300%, 05/15/43	831,000	922,304
Berkshire Hathaway, Inc.
3.400%, 01/31/22	627,000	676,726
Chubb INA Holdings, Inc.
2.700%, 03/13/23	400,000	411,066
2.875%, 11/03/22	260,000	271,971
3.150%, 03/15/25	131,000	136,784
3.350%, 05/15/24	435,000	465,758
CNA Financial Corp.
6.950%, 01/15/18	550,000	588,608
7.350%, 11/15/19	500,000	577,380
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	700,000	772,952
Liberty Mutual Insurance Co.
7.875%, 10/15/26 (144A)	500,000	633,243
8.500%, 05/15/25 (144A)	300,000	375,816
Lincoln National Corp.
4.850%, 06/24/21	350,000	387,014
6.250%, 02/15/20	800,000	899,451
Marsh & McLennan Cos., Inc.
2.350%, 03/06/20	453,000	462,189
3.500%, 03/10/25	621,000	645,289
Massachusetts Mutual Life Insurance Co.
5.625%, 05/15/33 (144A)	720,000	867,700
7.625%, 11/15/23 (144A)	550,000	683,833
MassMutual Global Funding II
5.250%, 07/31/18 (144A)	880,000	948,759
Nationwide Mutual Insurance Co.
8.250%, 12/01/31 (144A)	1,000,000	1,397,275
New York Life Global Funding
1.550%, 11/02/18 (144A)	317,000	319,943
Pacific Life Insurance Co.
9.250%, 06/15/39 (144A)	650,000	985,534
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	1,678,000	1,688,484
Principal Financial Group, Inc.
3.125%, 05/15/23	250,000	253,261
Prudential Insurance Co. of America (The)
8.300%, 07/01/25 (144A)	2,150,000	2,866,124
Reliance Standard Life Global Funding II
3.050%, 01/20/21 (144A)	149,000	153,978
Voya Financial, Inc.
3.650%, 06/15/26	150,000	150,707
XLIT, Ltd.
6.375%, 11/15/24	921,000	1,107,681

		24,578,152

Internet—0.2%
Amazon.com, Inc.
3.800%, 12/05/24	1,020,000	1,143,249
4.800%, 12/05/34	815,000	958,609
eBay, Inc.
2.600%, 07/15/22	1,990,000	1,970,488
4.000%, 07/15/42	700,000	589,924

		4,662,270

Iron/Steel—0.0%
Nucor Corp.
4.000%, 08/01/23	1,049,000	1,120,291

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp.
2.750%, 08/20/21 (d)	360,000	379,869
3.250%, 12/01/24 (d)	393,000	421,307
3.750%, 11/24/23	769,000	850,320
7.150%, 02/15/19	1,000,000	1,148,572

		2,800,068

Machinery-Diversified—0.0%
Deere & Co.
8.100%, 05/15/30	600,000	905,998
Roper Technologies, Inc.
3.000%, 12/15/20	125,000	129,234

		1,035,232

Media—1.1%
21st Century Fox America, Inc.
3.700%, 10/15/25 (d)	700,000	758,237
6.550%, 03/15/33	370,000	472,815
6.900%, 03/01/19	900,000	1,023,996
CBS Corp.
3.700%, 08/15/24	874,000	912,732
4.850%, 07/01/42	255,000	256,217
4.900%, 08/15/44	135,000	136,906
5.900%, 10/15/40	125,000	141,519
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.464%, 07/23/22 (144A)	674,000	724,372
6.384%, 10/23/35 (144A)	275,000	325,651
6.834%, 10/23/55 (144A)	400,000	475,606
Comcast Corp.
3.125%, 07/15/22	1,000,000	1,069,286
4.200%, 08/15/34	556,000	612,188
4.250%, 01/15/33	1,880,000	2,074,326
COX Communications, Inc.
2.950%, 06/30/23 (144A)	690,000	664,974
3.250%, 12/15/22 (144A)	1,010,000	1,007,190
4.800%, 02/01/35 (144A)	1,100,000	1,027,810
Discovery Communications LLC
3.300%, 05/15/22	625,000	631,536
4.375%, 06/15/21	1,240,000	1,331,467
Grupo Televisa S.A.B.
6.125%, 01/31/46	200,000	220,854
Historic TW, Inc.
6.625%, 05/15/29	300,000	391,282
NBCUniversal Enterprise, Inc.
1.974%, 04/15/19 (144A)	1,000,000	1,022,329
Sky plc
3.750%, 09/16/24 (144A)	431,000	447,785
TCI Communications, Inc.
7.125%, 02/15/28	801,000	1,114,882

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Thomson Reuters Corp.
3.950%, 09/30/21	2,252,000	$2,401,605
5.850%, 04/15/40	100,000	116,244
Time Warner Cable, Inc.
8.250%, 04/01/19	1,300,000	1,509,561
Time Warner, Inc.
3.550%, 06/01/24	1,050,000	1,115,516
4.000%, 01/15/22	1,570,000	1,693,187
4.050%, 12/15/23 (d)	450,000	496,085
7.625%, 04/15/31	826,000	1,132,970
Viacom, Inc.
3.250%, 03/15/23 (d)	222,000	218,405
3.875%, 12/15/21	380,000	400,938
4.850%, 12/15/34	420,000	391,563
6.875%, 04/30/36	348,000	382,028

		26,702,062

Mining—0.4%
BHP Billiton Finance USA, Ltd.
2.050%, 09/30/18	437,000	442,724
2.875%, 02/24/22	200,000	207,630
3.850%, 09/30/23 (d)	1,000,000	1,088,163
5.000%, 09/30/43	414,000	481,056
Freeport-McMoRan, Inc.
3.550%, 03/01/22	650,000	572,000
3.875%, 03/15/23	1,043,000	912,625
5.400%, 11/14/34	497,000	395,115
5.450%, 03/15/43	472,000	378,780
Placer Dome, Inc.
6.450%, 10/15/35	700,000	747,517
Rio Tinto Finance USA plc
3.500%, 03/22/22	1,743,000	1,834,217
Teck Resources, Ltd.
3.750%, 02/01/23	257,000	195,320
4.750%, 01/15/22 (d)	2,063,000	1,743,029

		8,998,176

Miscellaneous Manufacturing—0.3%
Eaton Corp.
6.950%, 03/20/19	282,000	320,677
General Electric Co.
3.100%, 01/09/23	287,000	306,576
3.375%, 03/11/24 (d)	393,000	427,747
4.375%, 09/16/20	1,060,000	1,180,571
5.500%, 01/08/20	616,000	704,100
6.000%, 08/07/19	673,000	770,936
6.750%, 03/15/32	516,000	724,181
Illinois Tool Works, Inc.
1.950%, 03/01/19	252,000	257,926
Ingersoll-Rand Global Holding Co., Ltd.
2.875%, 01/15/19	400,000	414,241
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 05/01/20	320,000	325,162
Parker-Hannifin Corp.
3.300%, 11/21/24	143,000	154,559
4.450%, 11/21/44	333,000	392,530

Miscellaneous Manufacturing—(Continued)
Siemens Financieringsmaatschappij NV
5.750%, 10/17/16 (144A)	820,000	831,488
6.125%, 08/17/26 (144A)	800,000	1,059,211

		7,869,905

Multi-National—0.1%
African Development Bank
8.800%, 09/01/19	1,275,000	1,550,154

Office/Business Equipment—0.0%
Xerox Corp.
6.750%, 02/01/17	800,000	821,469

Oil & Gas—1.9%
Anadarko Finance Co.
7.500%, 05/01/31	805,000	963,792
Anadarko Holding Co.
7.150%, 05/15/28	949,000	1,049,770
Anadarko Petroleum Corp.
8.700%, 03/15/19	1,600,000	1,824,675
Apache Corp.
3.250%, 04/15/22	870,000	891,231
5.100%, 09/01/40	650,000	676,954
BP Capital Markets plc
1.375%, 11/06/17	500,000	501,747
1.375%, 05/10/18	518,000	518,763
3.245%, 05/06/22	1,475,000	1,547,962
3.535%, 11/04/24	300,000	316,118
3.814%, 02/10/24	650,000	696,354
Canadian Natural Resources, Ltd.
1.750%, 01/15/18	500,000	495,624
3.900%, 02/01/25	512,000	507,048
6.250%, 03/15/38	200,000	217,414
Cenovus Energy, Inc.
3.000%, 08/15/22	660,000	602,488
6.750%, 11/15/39	600,000	630,083
Chevron Corp.
2.100%, 05/16/21	500,000	509,544
2.355%, 12/05/22	690,000	700,373
3.191%, 06/24/23	425,000	451,531
CNOOC Finance 2013, Ltd.
3.000%, 05/09/23	848,000	842,333
CNOOC Finance 2015 Australia Pty, Ltd.
2.625%, 05/05/20	393,000	396,623
ConocoPhillips Holding Co.
6.950%, 04/15/29	700,000	873,648
Devon Energy Corp.
4.000%, 07/15/21	300,000	303,615
Devon Financing Co. LLC
7.875%, 09/30/31	886,000	1,031,015
Diamond Offshore Drilling, Inc.
4.875%, 11/01/43	779,000	555,029
Ecopetrol S.A.
4.125%, 01/16/25	433,000	391,735
5.875%, 09/18/23 (d)	282,000	290,460

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Ensco plc
4.700%, 03/15/21 (d)	450,000	$373,914
5.200%, 03/15/25	228,000	158,460
5.750%, 10/01/44	185,000	111,000
EOG Resources, Inc.
4.100%, 02/01/21 (d)	880,000	956,631
5.100%, 01/15/36	314,000	358,309
Exxon Mobil Corp.
2.397%, 03/06/22	945,000	969,188
4.114%, 03/01/46	440,000	496,240
Korea National Oil Corp.
3.125%, 04/03/17 (144A)	426,000	431,628
Marathon Oil Corp.
2.800%, 11/01/22	900,000	816,233
6.600%, 10/01/37	200,000	202,184
Marathon Petroleum Corp.
3.625%, 09/15/24	371,000	364,321
Nabors Industries, Inc.
4.625%, 09/15/21	1,975,000	1,812,325
5.000%, 09/15/20	300,000	282,278
Noble Energy, Inc.
4.150%, 12/15/21	500,000	525,737
5.050%, 11/15/44	360,000	362,530
5.625%, 05/01/21	218,000	227,088
Noble Holding International, Ltd.
5.000%, 03/16/18	48,000	47,280
5.250%, 03/15/42	600,000	342,000
6.050%, 03/01/41	200,000	120,000
Petro-Canada
5.950%, 05/15/35	210,000	247,433
9.250%, 10/15/21	243,000	317,714
Petroleos Mexicanos
4.250%, 01/15/25 (d)	326,000	313,938
4.500%, 01/23/26 (d)	1,169,000	1,125,046
4.875%, 01/18/24	317,000	321,375
5.625%, 01/23/46	738,000	672,687
6.375%, 01/23/45	918,000	922,590
Shell International Finance B.V.
2.875%, 05/10/26	1,509,000	1,533,115
3.400%, 08/12/23	420,000	446,364
4.000%, 05/10/46	1,585,000	1,616,554
4.300%, 09/22/19	800,000	871,330
6.375%, 12/15/38	600,000	815,072
Sinopec Group Overseas Development 2013, Ltd.
4.375%, 10/17/23 (144A)	1,246,000	1,345,037
Statoil ASA
1.150%, 05/15/18 (d)	389,000	389,349
2.650%, 01/15/24	393,000	396,646
3.250%, 11/10/24 (d)	399,000	421,364
6.700%, 01/15/18	180,000	195,100
7.250%, 09/23/27	1,040,000	1,445,905
Suncor Energy, Inc.
3.600%, 12/01/24	678,000	713,036
5.950%, 12/01/34	268,000	316,248
6.100%, 06/01/18	1,070,000	1,157,050

Oil & Gas—(Continued)
Tosco Corp.
7.800%, 01/01/27	700,000	886,547
Total Capital International S.A.
2.700%, 01/25/23	815,000	838,229
3.700%, 01/15/24	654,000	715,050
Transocean, Inc.
3.750%, 10/15/17	700,000	705,250
8.125%, 12/15/21 (d)	708,000	598,260

		46,069,564

Oil & Gas Services—0.1%
Halliburton Co.
4.850%, 11/15/35	170,000	184,085
6.750%, 02/01/27	650,000	788,110
7.450%, 09/15/39	200,000	276,917
8.750%, 02/15/21	350,000	435,901
Schlumberger Investment S.A.
2.400%, 08/01/22 (144A)	600,000	608,476
3.300%, 09/14/21 (144A)	650,000	688,814
3.650%, 12/01/23	614,000	659,111

		3,641,414

Pharmaceuticals—0.5%
AbbVie, Inc.
2.850%, 05/14/23	605,000	613,222
2.900%, 11/06/22	200,000	203,924
3.200%, 11/06/22	556,000	574,921
3.200%, 05/14/26	460,000	465,970
4.300%, 05/14/36	27,000	27,539
4.500%, 05/14/35	790,000	825,679
Actavis Funding SCS
3.450%, 03/15/22	1,038,000	1,078,025
4.550%, 03/15/35	67,000	68,857
Actavis, Inc.
3.250%, 10/01/22	172,000	175,730
Allergan, Inc.
3.375%, 09/15/20	474,000	494,312
Baxalta, Inc.
5.250%, 06/23/45	89,000	96,532
Bayer U.S. Finance LLC
2.375%, 10/08/19 (144A)	423,000	432,406
3.375%, 10/08/24 (144A)	472,000	490,642
Cardinal Health, Inc.
3.750%, 09/15/25	150,000	163,190
Express Scripts Holding Co.
3.500%, 06/15/24	300,000	309,706
3.900%, 02/15/22	900,000	964,508
4.800%, 07/15/46	156,000	155,792
Forest Laboratories LLC
5.000%, 12/15/21 (144A)	1,504,000	1,683,176
Mead Johnson Nutrition Co.
4.125%, 11/15/25	89,000	97,077
Medco Health Solutions, Inc.
4.125%, 09/15/20	800,000	862,808

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Merck & Co., Inc.
2.350%, 02/10/22	343,000	$353,323
2.800%, 05/18/23	625,000	656,132
3.700%, 02/10/45	60,000	63,580
Mylan NV
5.250%, 06/15/46 (144A)	223,000	232,297
Novartis Capital Corp.
3.400%, 05/06/24	863,000	943,329
Pfizer, Inc.
3.000%, 06/15/23	1,100,000	1,173,445
Sanofi
1.250%, 04/10/18	157,000	157,969
Zoetis, Inc.
1.875%, 02/01/18	93,000	93,273
4.700%, 02/01/43	26,000	25,762

		13,483,126

Pipelines—0.9%
ANR Pipeline Co.
7.375%, 02/15/24	226,000	270,413
Boardwalk Pipelines L.P.
4.950%, 12/15/24	233,000	229,173
5.950%, 06/01/26	191,000	200,629
Buckeye Partners L.P.
2.650%, 11/15/18	400,000	405,645
4.875%, 02/01/21	600,000	630,325
5.850%, 11/15/43	75,000	72,913
Energy Transfer Partners L.P.
3.600%, 02/01/23	358,000	343,051
4.750%, 01/15/26	273,000	280,755
5.150%, 03/15/45	134,000	121,765
EnLink Midstream Partners L.P.
4.150%, 06/01/25	261,000	240,541
Enterprise Products Operating LLC
3.350%, 03/15/23	417,000	428,371
3.750%, 02/15/25	515,000	537,137
3.900%, 02/15/24	662,000	700,632
4.950%, 10/15/54	179,000	180,894
5.100%, 02/15/45	379,000	414,783
Gulf South Pipeline Co. L.P.
4.000%, 06/15/22	900,000	862,193
Magellan Midstream Partners L.P.
4.250%, 02/01/21	659,000	713,163
5.150%, 10/15/43	401,000	427,865
6.400%, 07/15/18	1,420,000	1,542,863
ONEOK Partners L.P.
3.200%, 09/15/18	145,000	146,524
3.375%, 10/01/22	140,000	136,976
4.900%, 03/15/25	1,000,000	1,048,676
6.650%, 10/01/36	950,000	994,299
Plains All American Pipeline L.P. / PAA Finance Corp.
2.600%, 12/15/19	176,000	171,462
2.850%, 01/31/23	975,000	897,434
3.600%, 11/01/24	900,000	845,186
4.900%, 02/15/45	814,000	727,661

Pipelines—(Continued)
Spectra Energy Capital LLC
3.300%, 03/15/23	308,000	296,006
5.650%, 03/01/20	2,200,000	2,357,465
6.750%, 07/15/18	218,000	232,704
8.000%, 10/01/19	1,000,000	1,148,014
Sunoco Logistics Partners Operations L.P.
4.250%, 04/01/24	233,000	235,361
4.400%, 04/01/21	270,000	284,526
4.950%, 01/15/43	394,000	364,316
5.300%, 04/01/44	200,000	196,778
5.350%, 05/15/45	633,000	627,261
TransCanada PipeLines, Ltd.
2.500%, 08/01/22	350,000	347,669
3.750%, 10/16/23	910,000	974,227
7.125%, 01/15/19	490,000	551,504
7.250%, 08/15/38	200,000	270,617
Western Gas Partners L.P.
4.650%, 07/01/26	280,000	282,911

		21,740,688

Real Estate—0.0%
ProLogis L.P.
3.750%, 11/01/25	89,000	94,859
4.250%, 08/15/23	114,000	126,231

		221,090

Real Estate Investment Trusts—0.6%
American Tower Corp.
3.375%, 10/15/26	287,000	288,493
3.500%, 01/31/23	790,000	817,456
AvalonBay Communities, Inc.
2.850%, 03/15/23	400,000	406,340
Boston Properties L.P.
3.850%, 02/01/23	800,000	856,112
4.125%, 05/15/21	500,000	545,089
Crown Castle International Corp.
4.875%, 04/15/22	450,000	494,190
Duke Realty L.P.
4.375%, 06/15/22	1,128,000	1,225,662
Equity Commonwealth
5.875%, 09/15/20	800,000	888,284
6.250%, 06/15/17	840,000	856,616
ERP Operating L.P.
2.375%, 07/01/19	538,000	551,092
4.625%, 12/15/21	150,000	169,383
4.750%, 07/15/20	578,000	640,844
HCP, Inc.
2.625%, 02/01/20	400,000	403,207
3.400%, 02/01/25	303,000	292,979
3.875%, 08/15/24	1,240,000	1,246,878
4.250%, 11/15/23	346,000	359,084
Simon Property Group L.P.
2.750%, 02/01/23	200,000	205,847
4.375%, 03/01/21	1,185,000	1,315,044

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Ventas Realty L.P.
3.500%, 02/01/25	197,000	$201,940
3.750%, 05/01/24	147,000	153,654
Ventas Realty L.P. / Ventas Capital Corp.
4.250%, 03/01/22	500,000	539,685
Welltower, Inc.
4.500%, 01/15/24	1,024,000	1,110,399
5.250%, 01/15/22	600,000	674,011

		14,242,289

Retail—0.5%
Advance Auto Parts, Inc.
4.500%, 01/15/22 (d)	1,001,000	1,078,041
Bed Bath & Beyond, Inc.
4.915%, 08/01/34	1,479,000	1,373,854
CVS Health Corp.
2.125%, 06/01/21	509,000	515,259
5.300%, 12/05/43	303,000	378,245
CVS Pass-Through Trust
6.204%, 10/10/25 (144A)	742,063	836,946
Home Depot, Inc. (The)
2.625%, 06/01/22	700,000	732,577
3.750%, 02/15/24	586,000	656,854
4.250%, 04/01/46	207,000	237,313
4.400%, 03/15/45	143,000	165,706
Lowe’s Cos., Inc.
3.120%, 04/15/22	900,000	962,100
3.125%, 09/15/24	276,000	296,239
Macy’s Retail Holdings, Inc.
2.875%, 02/15/23	450,000	428,096
3.625%, 06/01/24 (d)	559,000	550,856
4.375%, 09/01/23	154,000	159,972
4.500%, 12/15/34	420,000	372,070
6.375%, 03/15/37	300,000	303,532
McDonald’s Corp.
4.700%, 12/09/35	84,000	94,756
6.300%, 10/15/37	152,000	201,724
Target Corp.
3.500%, 07/01/24	484,000	536,302
Wal-Mart Stores, Inc.
3.300%, 04/22/24 (d)	575,000	629,888
Walgreen Co.
3.100%, 09/15/22	599,000	617,029
4.400%, 09/15/42	200,000	202,270
Walgreens Boots Alliance, Inc.
3.100%, 06/01/23	298,000	303,518
4.500%, 11/18/34	349,000	366,292

		11,999,439

Semiconductors—0.1%
Intel Corp.
3.700%, 07/29/25	260,000	288,786
4.000%, 12/15/32	1,000,000	1,081,852

		1,370,638

Software—0.3%
Intuit, Inc.
5.750%, 03/15/17	967,000	998,480
Microsoft Corp.
3.500%, 02/12/35	296,000	306,261
3.625%, 12/15/23	711,000	787,973
4.000%, 02/12/55	310,000	312,615
Oracle Corp.
2.500%, 10/15/22	3,410,000	3,490,292
3.850%, 07/15/36	800,000	802,077
4.300%, 07/08/34	857,000	911,440
6.500%, 04/15/38	300,000	408,494

		8,017,632

Telecommunications—1.5%
America Movil S.A.B. de C.V.
1.656%, 09/12/16 (a)	1,700,000	1,700,425
3.125%, 07/16/22	600,000	615,611
5.000%, 03/30/20	1,000,000	1,108,024
AT&T, Inc.
3.000%, 02/15/22	3,440,000	3,508,150
3.000%, 06/30/22	991,000	1,014,857
3.600%, 02/17/23	350,000	365,113
3.800%, 03/15/22	2,632,000	2,796,034
3.875%, 08/15/21	350,000	377,064
3.950%, 01/15/25	213,000	226,407
4.450%, 04/01/24	227,000	249,384
4.750%, 05/15/46	296,000	303,362
5.350%, 09/01/40	726,000	794,166
6.300%, 01/15/38	200,000	240,484
6.350%, 03/15/40	530,000	636,297
6.375%, 03/01/41	300,000	365,089
BellSouth LLC
6.875%, 10/15/31	114,000	136,072
Cisco Systems, Inc.
3.000%, 06/15/22	278,000	298,806
3.625%, 03/04/24	700,000	784,640
5.900%, 02/15/39	900,000	1,221,718
Crown Castle Towers LLC
6.113%, 01/15/20 (144A)	1,000,000	1,112,360
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17 (144A)	400,000	402,652
8.750%, 06/15/30	500,000	752,944
Orange S.A.
9.000%, 03/01/31	400,000	619,488
Qwest Corp.
6.875%, 09/15/33	587,000	578,840
Rogers Communications, Inc.
4.100%, 10/01/23	736,000	817,714
8.750%, 05/01/32	940,000	1,328,976
Telefonica Emisiones S.A.U.
3.192%, 04/27/18	210,000	215,624
5.134%, 04/27/20	551,000	608,210
Verizon Communications, Inc.
2.625%, 02/21/20	1,152,000	1,192,164
3.000%, 11/01/21	1,500,000	1,575,562

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
4.400%, 11/01/34	963,000	$992,995
4.500%, 09/15/20	1,068,000	1,185,433
4.522%, 09/15/48	369,000	384,240
4.672%, 03/15/55	339,000	342,878
4.862%, 08/21/46	1,516,000	1,657,120
5.012%, 08/21/54	204,000	215,741
5.050%, 03/15/34	1,124,000	1,247,522
5.150%, 09/15/23	3,741,000	4,356,866
Vodafone Group plc
1.500%, 02/19/18	300,000	299,842
6.150%, 02/27/37	500,000	580,070

		37,208,944

Transportation—0.4%
Burlington Northern Santa Fe LLC
3.050%, 09/01/22	300,000	319,407
7.950%, 08/15/30	1,185,000	1,771,300
Burlington Northern, Inc.
8.750%, 02/25/22	812,000	1,100,465
Canadian Pacific Railway Co.
4.500%, 01/15/22	300,000	330,991
6.500%, 05/15/18	680,000	738,500
7.125%, 10/15/31	872,000	1,221,659
CSX Corp.
6.000%, 10/01/36	300,000	382,753
7.900%, 05/01/17	1,000,000	1,055,417
FedEx Corp.
3.900%, 02/01/35	382,000	388,321
4.100%, 04/15/43	100,000	101,611
Norfolk Southern Corp.
3.850%, 01/15/24	679,000	743,918
Ryder System, Inc.
2.450%, 09/03/19	555,000	564,378
3.500%, 06/01/17	485,000	493,988
Union Pacific Corp.
3.750%, 03/15/24	650,000	722,996

		9,935,704

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.500%, 06/15/19 (144A)	175,000	176,907
2.875%, 07/17/18 (144A)	80,000	81,473
3.375%, 02/01/22 (144A)	848,000	864,784
4.250%, 01/17/23 (144A)	948,000	992,651

		2,115,815

Water—0.1%
American Water Capital Corp.
3.400%, 03/01/25	319,000	345,886
3.850%, 03/01/24	1,130,000	1,248,345

		1,594,231

Total Corporate Bonds & Notes (Cost $556,227,262)		561,968,706

Asset-Backed Securities—6.7%
Security Description	Principal Amount*	Value

Asset-Backed - Automobile—2.0%
Ally Auto Receivables Trust
0.790%, 01/15/18	262,423	262,368
0.930%, 06/20/17	322,459	322,445
1.030%, 09/20/17	640,582	640,602
1.210%, 12/20/17	396,000	396,068
1.240%, 11/15/18	405,000	405,871
American Credit Acceptance Receivables Trust
1.430%, 08/12/19 (144A)	220,392	220,118
2.260%, 03/10/20 (144A)	467,737	467,730
AmeriCredit Automobile Receivables Trust
0.900%, 09/10/18	88,210	88,204
1.420%, 10/08/19	2,390,000	2,393,433
1.600%, 11/09/20	274,000	275,213
BMW Vehicle Owner Trust
0.670%, 11/27/17	105,199	105,134
Carfinance Capital Auto Trust
1.440%, 11/16/20 (144A)	1,355,839	1,349,828
1.460%, 12/17/18 (144A)	123,821	123,735
1.750%, 06/15/21 (144A)	626,018	623,399
2.720%, 04/15/20 (144A)	375,000	375,317
2.750%, 11/15/18 (144A)	235,448	236,106
CarMax Auto Owner Trust
0.800%, 07/16/18	223,372	223,243
0.980%, 01/15/19	3,716,551	3,716,736
1.280%, 05/15/19	275,000	275,453
CarNow Auto Receivables Trust
1.890%, 11/15/18 (144A)	38,621	38,626
CPS Auto Receivables Trust
1.110%, 11/15/18 (144A)	1,286,158	1,283,788
1.210%, 08/15/18 (144A)	149,989	149,867
1.310%, 02/15/19 (144A)	1,272,707	1,271,231
1.310%, 06/15/20 (144A)	382,035	378,357
1.490%, 04/15/19 (144A)	636,579	635,825
1.530%, 07/15/19 (144A)	543,865	543,139
1.540%, 07/16/18 (144A)	362,240	362,231
1.640%, 04/16/18 (144A)	194,215	194,291
1.820%, 09/15/20 (144A)	587,778	585,470
3.770%, 08/17/20 (144A)	558,000	542,944
4.000%, 02/16/21 (144A)	223,000	211,049
4.350%, 11/16/20 (144A)	450,000	434,619
Credit Acceptance Auto Loan Trust
1.550%, 10/15/21 (144A)	1,080,131	1,080,178
Drive Auto Receivables Trust
2.560%, 06/15/20 (144A)	795,000	798,438
4.120%, 07/15/22 (144A)	1,177,000	1,177,925
Exeter Automobile Receivables Trust
1.060%, 08/15/18 (144A)	108,673	108,614
1.320%, 01/15/19 (144A)	631,378	630,426
2.210%, 07/15/20 (144A)	1,906,848	1,906,482
2.770%, 11/15/19 (144A)	556,000	555,232
3.260%, 12/16/19 (144A)	335,000	337,201
Fifth Third Auto Trust
0.880%, 10/16/17	84,572	84,564
First Investors Auto Owner Trust
1.060%, 11/15/18 (144A)	101,274	101,264
1.670%, 11/16/20 (144A)	276,000	276,401

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Flagship Credit Auto Trust
1.210%, 04/15/19 (144A)	286,087	$285,258
1.430%, 12/16/19 (144A)	713,876	710,567
1.630%, 06/15/20 (144A)	714,730	711,267
1.940%, 01/15/19 (144A)	265,942	266,253
2.550%, 02/18/20 (144A)	245,000	243,601
2.840%, 11/16/20 (144A)	892,000	885,470
3.950%, 12/15/20 (144A)	440,000	442,597
Ford Credit Auto Lease Trust
0.890%, 09/15/17	599,408	599,366
1.100%, 11/15/17	484,000	483,982
Ford Credit Auto Owner Trust
0.900%, 10/15/18	562,021	562,011
GLS Auto Receivables Trust
2.730%, 10/15/20 (144A)	1,931,245	1,931,302
4.390%, 01/15/21 (144A)	540,000	540,534
GM Financial Automobile Leasing Trust
1.100%, 12/20/17	704,856	704,971
1.530%, 09/20/18	599,000	602,236
1.730%, 06/20/19	503,000	506,145
Harley Davidson Motorcycle Trust
0.650%, 07/16/18	55,958	55,952
Honda Auto Receivables Owner Trust
0.690%, 09/18/17	335,934	335,779
0.770%, 03/19/18	1,275,306	1,274,661
1.040%, 02/18/20	700,000	700,462
Hyundai Auto Receivables Trust
0.750%, 09/17/18	368,146	367,926
0.900%, 12/17/18	3,520,748	3,520,003
Nissan Auto Lease Trust
0.800%, 02/15/17	55,645	55,643
Nissan Auto Receivables Owner Trust
1.110%, 05/15/19	396,416	397,081
Sierra Auto Receivables Securitization Trust
2.850%, 01/18/22 (144A)	728,000	727,987
Skopos Auto Receivables Trust
3.550%, 02/15/20 (144A)	338,966	338,610
Tidewater Auto Receivables Trust
1.400%, 07/15/18 (144A)	66,394	66,380
1.850%, 12/15/18 (144A)	2,406,000	2,404,575
Volkswagen Auto Lease Trust
0.870%, 06/20/17	210,186	210,115
Westlake Automobile Receivables Trust
1.570%, 06/17/19 (144A)	1,557,000	1,557,000
4.100%, 06/15/21 (144A)	500,000	504,208
World Omni Auto Receivables Trust
0.830%, 08/15/18	285,009	284,828
1.320%, 01/15/20	476,000	477,484

		48,943,419

Asset-Backed - Credit Card—0.1%
Discover Card Execution Note Trust
1.040%, 04/15/19	1,080,000	1,080,849

Asset-Backed - Home Equity—0.0%
Asset-Backed Securities Corp. Home Equity Loan Trust
1.203%, 02/25/35 (a)	440,462	432,301

Asset-Backed - Other—4.5%
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,223,824	1,295,049
3.678%, 12/17/36 (144A)	97,383	104,461
4.201%, 12/17/36 (144A)	400,000	428,585
4.290%, 10/17/36 (144A)	300,000	323,252
4.596%, 12/17/36 (144A)	250,000	265,684
5.036%, 10/17/45 (144A)	1,900,000	2,016,116
5.639%, 04/17/52 (144A)	500,000	512,517
6.231%, 10/17/36 (144A)	650,000	692,672
6.418%, 12/17/36 (144A)	300,000	323,587
American Tower Trust I
1.551%, 03/15/43 (144A)	1,145,000	1,147,425
3.070%, 03/15/48 (144A)	1,920,000	1,971,910
B2R Mortgage Trust
2.524%, 05/15/48 (144A)	1,014,763	1,020,782
Carlyle Global Market Strategies Commodities Funding, Ltd.
2.574%, 10/15/21 (144A) (a) (f)	2,015,000	1,985,592
Conix Mortgage Asset Trust
4.704%, 12/25/47 (144A) (a) (f) (g)	1,078,519	312,770
Consumer Credit Origination Loan Trust
2.820%, 03/15/21 (144A)	326,676	326,668
FirstKey Lending Trust
2.553%, 03/09/47 (144A)	2,079,730	2,093,846
3.417%, 03/09/47 (144A)	1,442,000	1,467,771
GLC II Trust
4.000%, 12/18/20 (144A)	1,080,157	1,062,335
GLC Trust
3.000%, 07/15/21 (144A)	1,112,694	1,094,891
GMAT Trust
3.967%, 11/25/43 (144A)	662,455	662,294
Gold Key Resorts LLC
3.220%, 03/17/31 (144A)	933,935	927,461
KGS-Alpha SBA COOF Trust
1.565%, 03/25/39 (144A) (a) (b)	7,322,823	347,834
3.002%, 04/25/40 (144A) (a) (b)	2,086,553	249,082
LV Tower 52 Issuer LLC
5.500%, 07/15/19 (144A) (f)	1,478,720	1,446,040
7.500%, 07/15/19 (144A) (f)	908,981	859,078
Nationstar HECM Loan Trust
2.239%, 06/25/26 (144A)	953,000	952,999
2.883%, 11/25/25 (144A)	871,190	871,326
4.115%, 11/25/25 (144A)	786,000	789,003
Navitas Equipment Receivables LLC
1.950%, 11/15/16 (144A)	1,213	1,213
NRPL Trust
3.875%, 11/01/54 (144A)	1,228,624	1,225,518
NRZ Advance Receivables Trust Advance Receivables Backed
2.751%, 06/15/49 (144A)	1,764,000	1,763,997
3.196%, 11/15/47 (144A)	4,000,000	4,018,726
4.266%, 11/15/46 (144A)	2,000,000	2,000,371

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Ocwen Master Advance Receivables Trust
3.211%, 11/15/47 (144A)	2,934,000	$2,946,443
4.196%, 11/15/47 (144A)	487,000	487,617
4.258%, 11/15/46 (144A)	563,000	562,833
4.687%, 11/15/47 (144A)	1,000,000	1,002,000
OnDeck Asset Securitization Trust II LLC
4.210%, 05/17/20 (144A)	632,000	632,000
7.630%, 05/17/20 (144A)	285,000	286,425
OneMain Financial Issuance Trust
2.430%, 06/18/24 (144A)	2,218,705	2,221,163
2.470%, 09/18/24 (144A)	5,049,000	5,059,964
3.020%, 09/18/24 (144A)	1,864,000	1,854,741
3.190%, 03/18/26 (144A)	2,877,000	2,906,629
3.240%, 06/18/24 (144A)	321,000	321,274
3.850%, 03/18/26 (144A)	450,000	442,072
6.000%, 02/20/29 (144A)	1,000,000	969,980
Oportun Funding II LLC
3.690%, 07/08/21 (144A)	3,332,000	3,331,652
PFS Tax Lien Trust
1.440%, 05/15/29 (144A)	380,806	378,747
Progreso Receivables Funding II LLC
3.500%, 07/08/19 (144A)	3,500,000	3,505,141
Progreso Receivables Funding III LLC
3.625%, 02/08/20 (144A)	2,648,000	2,643,380
5.500%, 02/08/20 (144A)	680,000	675,038
Purchasing Power Funding LLC
4.750%, 12/15/19 (144A)	2,000,000	1,992,500
RBSHD Trust
7.685%, 10/25/47 (144A) (f)	1,016,025	1,016,220
Selene Non-Performing Loans LLC
2.981%, 05/25/54 (144A)	512,262	508,744
SpringCastle America Funding LLC
2.700%, 05/25/23 (144A)	4,615,196	4,630,889
4.610%, 10/25/27 (144A)	1,750,000	1,752,767
Springleaf Funding Trust
2.410%, 12/15/22 (144A)	3,584,708	3,586,870
3.160%, 11/15/24 (144A)	2,305,000	2,318,634
3.450%, 12/15/22 (144A)	496,000	495,571
3.620%, 11/15/24 (144A)	725,000	709,668
Sunset Mortgage Loan Co. LLC
3.721%, 11/16/44 (144A)	1,615,733	1,607,170
Trafigura Securitisation Finance plc
1.392%, 10/15/18 (144A) (a) (f)	3,188,000	3,154,550
Truman Capital Mortgage Loan Trust
3.125%, 04/25/53 (144A)	4,947	4,945
4.000%, 06/25/54 (144A)	100,832	100,708
Vericrest Opportunity Loan Trust
3.375%, 10/25/58 (144A)	1,966,802	1,946,154
Vericrest Opportunity Loan Trust XLV LLC
4.000%, 05/25/46 (144A)	615,660	614,427
Vericrest Opportunity Loan Trust XLVI LLC
3.844%, 06/25/46 (144A)	1,600,000	1,600,000
Vericrest Opportunity Loan Trust XLVII LLC
3.750%, 06/25/46 (144A)	1,527,000	1,527,000
Vericrest Opportunity Loan Trust X LLC
3.375%, 10/26/54 (144A)	473,689	470,840

Asset-Backed - Other—(Continued)
Vericrest Opportunity Loan Trust XIX LLC
3.875%, 04/25/55 (144A)	1,075,773	1,074,734
Vericrest Opportunity Loan Trust XXII LLC
3.500%, 02/25/55 (144A)	1,388,642	1,380,856
4.250%, 02/25/55 (144A)	499,121	474,713
Vericrest Opportunity Loan Trust XXIV LLC
3.500%, 02/25/55 (144A)	2,227,794	2,216,759
Vericrest Opportunity Loan Trust XXVI LLC
3.125%, 09/25/43 (144A)	2,576,887	2,555,810
4.250%, 09/25/43 (144A)	1,380,166	1,328,617
Vericrest Opportunity Loan Trust XXVII LLC
3.375%, 08/27/57 (144A)	2,849,672	2,832,266
Vericrest Opportunity Loan Trust XXX LLC
3.625%, 10/25/57 (144A)	2,110,995	2,100,693
Vericrest Opportunity Loan Trust XXXI LLC
3.375%, 02/25/55 (144A)	1,704,560	1,687,760
Vericrest Opportunity Loan Trust XXXIII LLC
3.500%, 03/25/55 (144A)	1,986,272	1,969,256
VML LLC
3.875%, 04/27/54 (144A) (a)	581,219	580,701
Westgate Resorts LLC
2.250%, 08/20/25 (144A)	446,638	446,079

		111,473,855

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust
1.253%, 12/27/22 (144A) (a)	651,026	650,012
1.253%, 12/26/44 (144A) (a)	1,277,390	1,264,265

		1,914,277

Total Asset-Backed Securities (Cost $164,969,228)		163,844,701

Mortgage-Backed Securities—4.9%

Collateralized Mortgage Obligations—2.5%
AJAX Mortgage Loan Trust
3.500%, 02/25/51 (144A) (a) (f)	257,425	255,482
3.500%, 03/25/52 (144A) (a) (f)	1,198,643	1,191,060
3.750%, 10/25/57 (144A)	1,155,307	1,150,569
4.500%, 03/25/53 (144A) (f)	1,104,150	1,132,560
Banc of America Funding Trust
2.923%, 05/20/34 (a)	1,461,486	1,472,864
BCAP LLC
1.439%, 09/11/38 (144A) (a)	1,071,073	1,008,390
Bear Stearns ALT-A Trust
1.093%, 07/25/34 (a)	2,473,593	2,347,102
Countrywide Alternative Loan Trust
1.133%, 08/25/34 (a)	785,834	769,278
Global Mortgage Securitization, Ltd.
0.773%, 11/25/32 (144A) (a)	893,614	835,062
HarborView Mortgage Loan Trust
2.803%, 05/19/34 (a)	1,602,800	1,582,657
Homeowner Assistance Program Reverse Mortgage Loan Trust
4.000%, 05/26/53 (144A) (f)	2,484,218	2,456,891

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Impac CMB Trust
1.193%, 11/25/34 (a)	3,849,671	$3,588,377
JPMorgan Mortgage Trust
3.022%, 08/25/34 (a)	312,123	312,855
MASTR Asset Securitization Trust
5.500%, 12/25/33	897,002	912,281
Merrill Lynch Mortgage Investors Trust
0.913%, 04/25/29 (a)	815,369	761,988
0.953%, 05/25/29 (a)	1,700,353	1,651,442
1.073%, 10/25/28 (a)	880,686	836,831
1.093%, 10/25/28 (a)	1,514,574	1,476,097
1.638%, 01/25/29 (a)	1,090,963	1,019,710
Sequoia Mortgage Trust
1.048%, 12/20/34 (a)	2,091,332	2,015,985
1.088%, 01/20/34 (a)	1,060,320	1,004,646
1.108%, 07/20/33 (a)	1,238,444	1,157,142
1.128%, 10/20/34 (a)	2,173,830	2,052,041
1.208%, 04/20/33 (a)	1,183,350	1,110,421
Springleaf Mortgage Loan Trust
1.780%, 12/25/65 (144A) (a)	2,602,356	2,600,114
1.870%, 09/25/57 (144A) (a)	982,995	983,833
2.310%, 06/25/58 (144A) (a)	1,240,000	1,238,821
3.140%, 06/25/58 (144A) (a)	792,000	790,883
3.520%, 12/25/65 (144A) (a)	2,177,000	2,174,850
3.790%, 09/25/57 (144A) (a)	1,274,000	1,279,739
3.790%, 06/25/58 (144A) (a)	603,000	602,118
4.480%, 12/25/65 (144A) (a)	3,000,000	2,995,667
Structured Adjustable Rate Mortgage Loan Trust
2.945%, 06/25/34 (a)	846,326	839,436
Structured Asset Mortgage Investments Trust
1.348%, 05/19/33 (a)	1,910,839	1,870,337
Structured Asset Mortgage Investments Trust II
1.148%, 01/19/34 (a)	1,721,274	1,653,651
1.148%, 03/19/34 (a)	1,929,930	1,857,165
Structured Asset Securities Corp. Mortgage Loan Trust
1.053%, 10/25/27 (a)	443,803	431,382
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.876%, 11/25/33 (a)	1,221,237	1,196,033
Thornburg Mortgage Securities Trust
1.093%, 09/25/43 (a)	1,029,889	988,649
2.239%, 12/25/44 (a)	1,470,128	1,447,466
2.537%, 04/25/45 (a)	3,062,750	3,062,754
Wells Fargo Mortgage-Backed Securities Trust
3.013%, 03/25/35 (a)	2,138,062	2,182,845

		60,297,474

Commercial Mortgage-Backed Securities—2.4%
A10 Securitization LLC
2.400%, 11/15/25 (144A)	16,083	16,080
A10 Term Asset Financing LLC
1.720%, 04/15/33 (144A)	847,972	842,918
2.620%, 11/15/27 (144A)	1,006,445	1,001,240
3.020%, 04/15/33 (144A)	1,807,000	1,778,768
4.380%, 11/15/27 (144A)	425,000	417,817

Commercial Mortgage-Backed Securities—(Continued)
ACRE Commercial Mortgage Trust
2.484%, 08/15/31 (144A) (a)	447,500	441,933
2.934%, 08/15/31 (144A) (a)	597,500	588,883
3.834%, 08/15/31 (144A) (a)	350,000	335,970
BAMLL Commercial Mortgage Securities Trust
4.354%, 08/15/46 (144A) (a)	1,200,000	1,172,585
Banc of America Commercial Mortgage Trust
5.492%, 02/10/51	1,893,100	1,948,474
5.800%, 04/10/49 (a)	1,000,000	1,029,997
5.889%, 07/10/44 (a)	228,004	227,749
BB-UBS Trust
2.892%, 06/05/30 (144A)	1,250,000	1,280,510
3.430%, 11/05/36 (144A)	2,950,000	3,139,318
Bear Stearns Commercial Mortgage Securities Trust
1.137%, 06/11/50 (144A) (a)	1,500,000	1,466,273
CGBAM Commercial Mortgage Trust
1.242%, 02/15/31 (144A) (a)	1,080,184	1,070,316
Citigroup Commercial Mortgage Trust
2.110%, 01/12/30 (144A)	531,730	535,515
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.250%, 07/10/45 (144A) (a) (b)	120,000,000	1,731,372
1.247%, 08/13/27 (144A) (a)	990,000	980,074
1.285%, 02/13/32 (144A) (a)	2,605,000	2,588,433
2.053%, 02/13/32 (144A) (a)	1,000,000	987,917
Commercial Mortgage Trust
2.365%, 02/10/29 (144A)	2,789,132	2,803,728
3.086%, 04/12/35	1,871,000	1,964,603
4.353%, 08/10/30 (144A)	3,000,000	3,397,126
COOF Securitization Trust, Ltd.
2.989%, 06/25/40 (144A) (a) (b)	2,699,418	343,833
DBRR Trust
1.636%, 12/18/49 (144A) (a)	540,938	537,823
GS Mortgage Securities Corp. II
2.706%, 12/10/27 (144A)	270,733	277,049
GS Mortgage Securities Corp. Trust
2.318%, 01/10/30 (144A)	733,000	739,157
3.551%, 04/10/34 (144A)	3,500,000	3,786,933
GS Mortgage Securities Trust
5.548%, 08/10/44 (144A) (a)	500,000	495,605
Hilton Mortgage Trust
1.342%, 07/15/29 (144A) (a)	570,000	560,229
JPMorgan Chase Commercial Mortgage Securities Trust
5.716%, 02/15/51	2,625,477	2,710,696
KGS-Alpha SBA COOF Trust
0.590%, 05/25/39 (144A) (a) (b)	8,174,383	153,270
0.846%, 08/25/38 (144A) (a) (b)	9,006,470	247,678
Ladder Capital Commercial Mortgage Trust
3.985%, 02/15/36 (144A)	768,000	837,305
LB-UBS Commercial Mortgage Trust
5.430%, 02/15/40	1,215,036	1,232,259
Morgan Stanley Bank of America Merrill Lynch Trust
3.669%, 02/15/47	3,000,000	3,195,339

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Re-REMIC Trust
0.250%, 07/27/49 (144A)	1,500,000	$1,333,200
2.000%, 07/27/49 (144A)	448,608	445,158
National Credit Union Administration Guaranteed Notes Trust
2.900%, 10/29/20	201,732	201,823
NCUA Guaranteed Notes Trust
2.650%, 10/29/20	116,816	116,892
NorthStar
5.453%, 08/25/29 (144A) (a)	711,596	718,712
RAIT Trust
1.692%, 12/15/31 (144A) (a)	453,693	446,229
2.270%, 12/15/31 (144A) (a)	1,489,836	1,464,676
RBS Commercial Funding, Inc. Trust
3.260%, 03/11/31 (144A)	531,000	553,990
UBS-Barclays Commercial Mortgage Trust
3.244%, 04/10/46	2,228,000	2,367,438
VNDO Mortgage Trust
2.996%, 11/15/30 (144A)	1,400,000	1,469,846
3.808%, 12/13/29 (144A)	2,500,000	2,660,358
Wells Fargo Commercial Mortgage Trust
2.800%, 03/18/28 (144A) (a)	1,000,000	1,032,179
WF-RBS Commercial Mortgage Trust
4.318%, 03/15/45 (144A) (a)	300,000	273,543

		59,948,819

Total Mortgage-Backed Securities (Cost $119,699,499)		120,246,293

Foreign Government—1.0%

Electric—0.1%
Hydro-Quebec
8.050%, 07/07/24	1,100,000	1,539,451
9.400%, 02/01/21	845,000	1,115,095

		2,654,546

Provincial—0.0%
Province of Quebec Canada
7.125%, 02/09/24	200,000	265,365

Sovereign—0.9%
Colombia Government International Bonds
4.000%, 02/26/24 (d)	423,000	441,823
5.000%, 06/15/45 (d)	749,000	777,087
5.625%, 02/26/44	200,000	221,500
Israel Government AID Bonds
Zero Coupon, 08/15/23	1,960,000	1,708,066
Zero Coupon, 02/15/24	5,000,000	4,296,061
Zero Coupon, 02/15/25	2,000,000	1,667,096
Zero Coupon, 08/15/25	2,500,000	2,051,390
Mexico Government International Bonds
3.500%, 01/21/21 (d)	2,948,000	3,110,140
3.600%, 01/30/25	537,000	561,165

Sovereign—(Continued)
Mexico Government International Bonds
4.000%, 10/02/23	1,374,000	1,479,180
4.600%, 01/23/46	222,000	234,210
5.550%, 01/21/45	737,000	882,557
5.750%, 10/12/10	500,000	552,500
Panama Government International Bond
4.000%, 09/22/24	323,000	346,418
Peruvian Government International Bond
5.625%, 11/18/50	73,000	90,520
Poland Government International Bond
4.000%, 01/22/24	930,000	1,004,400
South Africa Government International Bonds
5.375%, 07/24/44 (d)	1,077,000	1,127,016
5.875%, 09/16/25 (d)	384,000	427,584
Turkey Government International Bonds
4.250%, 04/14/26	455,000	461,893
5.750%, 03/22/24	500,000	557,555

		21,998,161

Total Foreign Government (Cost $23,815,694)		24,918,072

Short-Term Investments—5.7%

Mutual Fund—3.6%
State Street Navigator Securities Lending MET Portfolio (h)	88,084,205	88,084,205

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $50,616,551 on 07/01/16, collateralized by $50,065,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $51,629,531.	50,616,509	50,616,509

Total Short-Term Investments (Cost $138,700,714)		138,700,714

Total Investments—103.6% (Cost $2,478,732,249) (i)		2,549,293,394
Other assets and liabilities (net)—(3.6)%		(87,873,428)

Net Assets — 100.0%		$2,461,419,966

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Interest only security.
(c)	Principal only security.
(d)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $92,695,605 and the collateral received consisted of cash in the amount of $88,084,205 and

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

non-cash collateral with a value of $7,052,700. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $13,810,243, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent less than 0.05% of net assets.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(i)	As of June 30, 2016, the aggregate cost of investments was $2,478,732,249. The aggregate unrealized appreciation and depreciation of investments were $94,407,973 and $(23,846,828), respectively, resulting in net unrealized appreciation of $70,561,145.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $303,169,278, which is 12.3% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AJAX Mortgage Loan Trust, 3.500%, 03/25/52	01/28/13	$1,198,643	$1,194,802	$1,191,060
AJAX Mortgage Loan Trust, 4.500%, 03/25/53	03/20/13	1,104,150	1,099,678	1,132,560
AJAX Mortgage Loan Trust, 3.500%, 02/25/51	11/15/13	257,425	255,709	255,482
Carlyle Global Market Strategies Commodities Funding, Ltd., 2.574%, 10/15/21	05/22/14	2,015,000	2,015,000	1,985,592
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	312,770
Homeowner Assistance Program Reverse Mortgage Loan Trust, 4.000%, 05/26/53	05/03/13	2,484,218	2,448,928	2,456,891
LV Tower 52 Issuer LLC, 5.500%, 07/15/19	08/04/15	1,478,720	1,475,023	1,446,040
LV Tower 52 Issuer LLC, 7.500%, 07/15/19	08/04/15	908,981	906,708	859,078
RBSHD Trust, 7.685%, 10/25/47	09/27/13	1,016,025	1,016,025	1,016,220
Trafigura Securitisation Finance plc, 1.392%, 10/15/18	01/30/14	3,188,000	3,188,000	3,154,550

				$13,810,243

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,539,614,908	$—	$1,539,614,908
Total Corporate Bonds & Notes*	—	561,968,706	—	561,968,706
Asset-Backed Securities
Asset-Backed - Automobile	—	48,943,419	—	48,943,419
Asset-Backed - Credit Card	—	1,080,849	—	1,080,849
Asset-Backed - Home Equity	—	432,301	—	432,301
Asset-Backed - Other	—	111,161,085	312,770	111,473,855
Asset-Backed - Student Loan	—	1,914,277	—	1,914,277
Total Asset-Backed Securities	—	163,531,931	312,770	163,844,701
Total Mortgage-Backed Securities*	—	120,246,293	—	120,246,293
Total Foreign Government*	—	24,918,072	—	24,918,072
Short-Term Investments
Mutual Fund	88,084,205	—	—	88,084,205
Repurchase Agreement	—	50,616,509	—	50,616,509
Total Short-Term Investments	88,084,205	50,616,509	—	138,700,714
Total Investments	$88,084,205	$2,460,896,419	$312,770	$2,549,293,394

Collateral for Securities Loaned (Liability)	$—	$(88,084,205)	$—	$(88,084,205)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation)	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2016
Asset-Backed Securities
Asset-Backed - Other	$312,770	$—	$—	$312,770	$—

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,549,293,394
Cash	528,067
Receivable for:
Investments sold	2,297,052
Fund shares sold	204,834
Principal paydowns	219,256
Interest	11,749,751
Prepaid expenses	15,156

Total Assets	2,564,307,510
Liabilities
Collateral for securities loaned	88,084,205
Payables for:
Investments purchased	12,912,941
Fund shares redeemed	508,449
Accrued Expenses:
Management fees	843,781
Distribution and service fees	99,905
Deferred trustees’ fees	86,413
Other expenses	351,850

Total Liabilities	102,887,544

Net Assets	$2,461,419,966

Net Assets Consist of:
Paid in surplus	$2,409,961,728
Undistributed net investment income	23,797,780
Accumulated net realized loss	(42,900,687)
Unrealized appreciation on investments	70,561,145

Net Assets	$2,461,419,966

Net Assets
Class A	$1,968,967,581
Class B	492,452,385
Capital Shares Outstanding*
Class A	187,718,343
Class B	46,990,445
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.49
Class B	10.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,478,732,249.
(b)	Includes securities loaned at value of $92,695,605.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$30,350,396
Securities lending income	75,442

Total investment income	30,425,838
Expenses
Management fees	6,634,414
Administration fees	35,329
Custodian and accounting fees	116,872
Distribution and service fees—Class B	593,367
Audit and tax services	34,771
Legal	14,544
Trustees’ fees and expenses	15,927
Shareholder reporting	35,357
Insurance	9,222
Miscellaneous	11,295

Total expenses	7,501,098
Less management fee waiver	(1,568,134)

Net expenses	5,932,964

Net Investment Income	24,492,874

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(158,501)

Net change in unrealized appreciation on investments	98,018,876

Net realized and unrealized gain	97,860,375

Net Increase in Net Assets from Operations	$122,353,249

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,492,874	$54,449,625
Net realized gain (loss)	(158,501)	3,061,745
Net change in unrealized appreciation (depreciation)	98,018,876	(31,929,505)

Increase in net assets from operations	122,353,249	25,581,865

From Distributions to Shareholders
Net investment income
Class A	(59,039,421)	(59,272,338)
Class B	(13,478,311)	(11,593,407)

Total distributions	(72,517,732)	(70,865,745)

Decrease in net assets from capital share transactions	(78,100,554)	(724,498,492)

Total decrease in net assets	(28,265,037)	(769,782,372)

Net Assets
Beginning of period	2,489,685,003	3,259,467,375

End of period	$2,461,419,966	$2,489,685,003

Undistributed net investment income
End of period	$23,797,780	$71,822,638

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,636,277	$17,380,103	1,792,221	$18,999,971
Reinvestments	5,660,539	59,039,421	5,782,667	59,272,338
Redemptions	(14,973,575)	(156,045,460)	(76,552,119)	(799,765,188)

Net decrease	(7,676,759)	$(79,625,936)	(68,977,231)	$(721,492,879)

Class B
Sales	2,883,135	$30,365,525	5,422,555	$56,695,162
Reinvestments	1,293,504	13,478,311	1,132,169	11,593,407
Redemptions	(4,049,178)	(42,318,454)	(6,862,862)	(71,294,182)

Net increase (decrease)	127,461	$1,525,382	(308,138)	$(3,005,613)

Decrease derived from capital shares transactions		$(78,100,554)		$(724,498,492)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013(a)
Net Asset Value, Beginning of Period	$10.28		$10.47	$10.17	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.11		0.20	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.42		(0.13)	0.35	(0.41)

Total from investment operations	0.53		0.07	0.54	(0.29)

Less Distributions
Distributions from net investment income	(0.32)		(0.26)	(0.18)	(0.06)
Distributions from net realized capital gains	0.00		0.00	(0.06)	(0.04)

Total distributions	(0.32)		(0.26)	(0.24)	(0.10)

Net Asset Value, End of Period	$10.49		$10.28	$10.47	$10.17

Total Return (%) (c)	5.19	(d)	0.71	5.36	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57	0.57	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	(e)	0.44	0.44	0.44	(e)
Ratio of net investment income to average net assets (%)	2.08	(e)	1.93	1.82	1.62	(e)
Portfolio turnover rate (%)	7	(d)	9	10	68
Net assets, end of period (in millions)	$1,969.0		$2,008.9	$2,766.8	$1,942.6

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013(g)	2012	2011
Net Asset Value, Beginning of Period	$10.26		$10.45	$10.15	$10.54	$10.36	$10.01

Income (Loss) from Investment Operations
Net investment income (b)	0.10		0.18	0.16	0.12	0.22	0.29
Net realized and unrealized gain (loss) on investments	0.42		(0.13)	0.35	(0.44)	0.28	0.28

Total from investment operations	0.52		0.05	0.51	(0.32)	0.50	0.57

Less Distributions
Distributions from net investment income	(0.30)		(0.24)	(0.15)	(0.03)	(0.27)	(0.22)
Distributions from net realized capital gains	0.00		0.00	(0.06)	(0.04)	(0.05)	(0.00	)(h)

Total distributions	(0.30)		(0.24)	(0.21)	(0.07)	(0.32)	(0.22)

Net Asset Value, End of Period	$10.48		$10.26	$10.45	$10.15	$10.54	$10.36

Total Return (%) (c)	5.04	(d)	0.48	5.09	(3.04)	4.92	5.79

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.82	0.82	0.59	0.59
Net ratio of expenses to average net assets (%) (f)	0.69	(e)	0.69	0.69	0.69	0.59	0.59
Ratio of net investment income to average net assets (%)	1.83	(e)	1.69	1.58	1.21	2.09	2.81
Portfolio turnover rate (%)	7	(d)	9	10	68	11	8
Net assets, end of period (in millions)	$492.5		$480.8	$492.7	$439.6	$480.9	$472.1

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.
(h)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $50,616,509, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(14,901,526)	$—	$—	$—	$(14,901,526)
Foreign Government	(3,900,944)	—	—	—	(3,900,944)
U.S. Treasury & Government Agencies	(69,281,735)	—	—	—	(69,281,735)
Total	$(88,084,205)	$—	$—	$—	$(88,084,205)
Total Borrowings	$(88,084,205)	$—	$—	$—	$(88,084,205)
Gross amount of recognized liabilities for securities lending transactions					$(88,084,205)

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$73,438,349	$83,801,367	$135,769,523	$153,025,301

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $6,634,414.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$70,865,745	$41,432,122	$—	$13,367,981	$70,865,745	$54,800,103

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$71,943,471	$—	$(46,924,272)	$(23,314,541)	$1,704,658

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no pre-enactment accumulted capital loss carryforwards and the post-enactment accumulated short-term capital losses were $2,477,616 and the post-enactment accumulated long-term capital losses were $20,836,925.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 3.47%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

It was a volatile start to the year for global markets as equity prices plunged before rebounding to end the period in positive territory, oil prices plummeted to 12-year lows only to reverse course and end slightly above where they began, and global growth concerns continued to dampen investors’ outlooks. Global equities, as represented by the MSCI World Index advanced by 1.0% for the six-month period, lagging domestic equities, which advanced by 3.8%, as represented by the S&P 500 Index. Developed international equity markets, represented by the MSCI EAFE Index, declined by 4.0%. Emerging market equities experienced heightened volatility, but ended the period up 6.6%. Fixed income markets broadly performed well during the period. The Barclays U.S. Aggregate Bond Index rose by 5.3%, while the Barclays U.S. Corporate High Yield Index rose 9.1%. Emerging market debt, as measured by the JPM Emerging Markets Bond Index Global Diversified, also advanced 10.3% over the period.

Volatility dominated the markets during the first six months of 2016, as ongoing global events, such as uncertainty over future interest rate hikes by the Federal Reserve Bank, the United Kingdom’s referendum on leaving the European Union (“Brexit”), and China’s economic slowdown continued to weigh heavily on the marketplace. Markets started the second quarter with a constructive tone as credit spreads tightened, equities rose, and U.S. Treasury yields increased. However, equities sold off sharply, credit spreads widened, and high-quality global government bond yields declined significantly at quarter-end in response to Brexit as markets had assigned a high probability to a victory for “remain.” When British voters opted to leave the European Union, it came as a shock to markets. U.S. Treasury yields plummeted across the curve and flattened during the first half of the year. The spread between the two- and 10-year Treasuries finished the first half at 0.89%, down 33 basis points (bps) from the end of 2015.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to Investment Grade fixed income, 20% to convertible debt securities, and 5% to commodities. The Portfolio seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM is a proprietary quantitative de-risking framework that aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. By systematically reducing exposure to assets that are likely to experience subpar returns, the Portfolio aims to deliver higher risk-adjusted returns and lower volatility than the Dow Jones Moderate Index.

Portfolio allocations are not only adjusted based on SEM but also on portfolio management team’s tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation and enhance returns. Derivatives may be used in the Portfolio as a way to implement tactical decisions. Further, derivative usage is also permissible for purposes such as hedging, cash management, as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting various levels of de-risking in commodities, emerging market equities, EAFE (Europe, Asia and Far East) equities and fixed income. In addition, the portfolio managers were expressing various tactical over/underweights. Allocations to the U.S. and cash were above their respective Strategic Asset Allocation. The overweight U.S. equity position was driven by numerous positive economic data points suggesting that the U.S. would experience relatively higher growth than other developed economies. The Portfolio had been modestly overweight in equities for the majority of the first quarter but began expressing a moderate underweight to developed international equities. Within developed international equities, the Portfolio expressed a relative value view by being underweight in Japanese and overweight Eurozone equities. The Portfolio also held a tactical underweight to both commodities and emerging market equities relative to the Strategic Asset Allocation, which reduced the allocation further than what SEM suggested.

As of the end of the first quarter, four asset classes were exhibiting negative price momentum: EAFE equities, emerging market equities, convertibles and commodities. While commodities began the quarter fully de-risked, negative price momentum in commodities began to dissipate over the period as the asset class, as exhibited by the Bloomberg Commodity Index, returned 3.8% in March. Although commodity returns were positive for the period, the Portfolio remained tactically underweight with an allocation of 0.0% over the period given the portfolio manager’s less constructive view on the asset class. In addition to the SEM activity, the portfolio managers maintained a neutral allocation to duration as the expectation for bond yields to continue to moderately rise and for inflation to normalize suggested a balanced set of risks in bond markets and a more agnostic approach to duration.

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Over the course of the second quarter, SEM fully re-risked commodities and convertibles, and partially re-risked emerging market equities and EAFE equities. Within commodities, negative momentum continued to dissipate and the asset class ended the quarter fully re-risked as the moderation of U.S. dollar appreciation and a rebound in crude prices led commodities to return 12.8% during the quarter. The Portfolio’s allocation to commodities increased during the period, ending the quarter at its strategic weight. Tactically, the Portfolio ended the period modestly overweight in equities and is expressing relative value views by being overweight in domestic large cap exposure and an underweight to domestic small cap exposure. The Portfolio has been modestly overweight in equities for the majority of the year, but is now expressing a moderate underweight to Canadian equities. Additionally, the Portfolio maintains an underweight to emerging market equities despite the recent rally in emerging market assets as structural flaws in many emerging economies remain unresolved.

For the six-month period, the main driver of slight underperformance versus the Dow Jones Moderate Index included de-risking activity as higher allocations to cash was a drag on performance. Additionally, tactical asset allocation decisions also detracted from Portfolio performance. The Portfolio’s persistent underweight to commodities and emerging market equities during the period was a headwind to performance as both asset classes generated strong positive returns. In contrast, the tactical overweight to U.S. equities aided performance. Overall security selection also helped performance; this was mostly due to the EAFE equity active allocations as well as the emerging markets equity active allocations. Within the EAFE allocations, both stock selection and asset allocation contributed. Underweight positions in Banks and Automotives and overweight positions in Healthcare added to performance. Within the emerging markets equity allocations, relative outperformance in the second quarter was driven by both stock selection and country allocation, primarily in South Africa.

A portion of the Portfolio employs a duration overlay. Incorporating this component contributed to performance over the six month period.

At the end of June, the Portfolio continued to express a moderate pro-risk tilt with a modest overweight to U.S. equities. The Portfolio also maintained a tactical underweight to emerging market equities. EAFE equities and emerging markets equities remain the only two asset classes in some level of de-risking.

Michael Feser

Anne Lester

Jeffrey Geller

Nicole Goldberger

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	3.47	2.72	6.74
Dow Jones Moderate Index	4.67	1.73	6.56

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Equity Sectors

% of Net Assets
Financials	7.3
Health Care	4.6
Consumer Staples	4.5
Information Technology	3.9
Consumer Discretionary	3.8

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	25.6
Convertible Bonds	17.8
Cash & Cash Equivalents	15.4
U.S. Treasury & Government Agencies	0.3
Municipals	0.1

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.8
British American Tobacco plc	0.7
GlaxoSmithKline plc	0.6
Roche Holding AG	0.5
Nippon Telegraph & Telephone Corp.	0.5

Top Fixed Income Issuers

% of Net Assets
Intel Corp.	0.9
America Movil S.A.B. de C.V.	0.8
Siemens Financieringsmaatschappij NV	0.8
Steinhoff Finance Holdings GmbH	0.8
Priceline Group, Inc. (The)	0.8

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.97%	$1,000.00	$1,034.70	$4.91
	Hypothetical*	0.97%	$1,000.00	$1,020.04	$4.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—33.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Airbus Group SE	44,090	$2,560,236
BAE Systems plc	113,061	792,772
General Dynamics Corp.	823	114,594
Honeywell International, Inc.	19,481	2,266,030
L-3 Communications Holdings, Inc.	6,211	911,092
Northrop Grumman Corp.	3,385	752,418
Safran S.A.	63,099	4,288,384
Textron, Inc.	2,695	98,529
Thales S.A.	61,771	5,184,224
United Technologies Corp.	20,087	2,059,922

		19,028,201

Air Freight & Logistics—0.2%
United Parcel Service, Inc. - Class B	1,850	199,282
Yamato Holdings Co., Ltd.	132,100	3,025,578

		3,224,860

Airlines—0.2%
Delta Air Lines, Inc.	13,495	491,623
Japan Airlines Co., Ltd.	60,400	1,938,629
United Continental Holdings, Inc. (a)	16,380	672,235

		3,102,487

Auto Components—0.2%
Bridgestone Corp. (b)	68,200	2,177,770
Continental AG	12,549	2,358,311
Delphi Automotive plc	3,832	239,883
Johnson Controls, Inc. (b)	2,569	113,704
Magna International, Inc.	2,093	73,401

		4,963,069

Automobiles—0.7%
Astra International Tbk PT	2,015,500	1,136,125
Bayerische Motoren Werke AG	25,173	1,844,903
Ford Motor Co. (b)	31,064	390,474
Geely Automobile Holdings, Ltd.	770,000	418,822
General Motors Co.	9,888	279,830
Hyundai Motor Co.	13,860	1,641,793
Mahindra & Mahindra, Ltd. (GDR)	97,070	2,057,884
Renault S.A.	27,252	2,076,564
Suzuki Motor Corp.	71,300	1,924,249
Toyota Motor Corp.	24,100	1,204,923

		12,975,567

Banks—2.4%
Australia & New Zealand Banking Group, Ltd.	146,929	2,678,957
Banco Santander Chile (ADR)	32,060	621,002
Bank Central Asia Tbk PT	653,000	660,642
Bank of America Corp.	168,719	2,238,901
Bank Rakyat Indonesia Persero Tbk PT	1,227,600	1,008,240
BB&T Corp. (b)	4,337	154,441
BNP Paribas S.A.	74,954	3,369,780
Capitec Bank Holdings, Ltd. (b)	13,750	556,991
Citigroup, Inc.	59,744	2,532,548

Banks—(Continued)
Citizens Financial Group, Inc.	6,542	130,709
Comerica, Inc.	3,199	131,575
Credicorp, Ltd.	6,700	1,034,011
Grupo Financiero Banorte S.A.B. de C.V. - Class O	117,300	655,582
HDFC Bank, Ltd. (ADR) (b)	94,280	6,255,478
HSBC Holdings plc	883,742	5,520,783
ING Groep NV	252,195	2,621,269
Itau Unibanco Holding S.A. (ADR)	146,364	1,381,676
KeyCorp	27,052	298,925
Mitsubishi UFJ Financial Group, Inc.	839,800	3,743,266
Mizuho Financial Group, Inc.	421,000	602,737
Nordea Bank AB	244,594	2,066,004
Public Bank Bhd	107,000	515,368
Regions Financial Corp.	10,304	87,687
Sberbank of Russia PJSC (ADR)	155,990	1,361,793
Siam Commercial Bank PCL (The)	275,600	1,090,165
Societe Generale S.A.	22,475	710,273
Sumitomo Mitsui Financial Group, Inc.	26,800	768,363
Sumitomo Mitsui Trust Holdings, Inc.	89,000	288,030
SVB Financial Group (a) (b)	1,655	157,490
Turkiye Garanti Bankasi A/S	216,435	577,546
Wells Fargo & Co.	75,657	3,580,846
Zions Bancorporation (b)	3,595	90,342

		47,491,420

Beverages—1.1%
Ambev S.A. (ADR)	252,650	1,493,161
Anheuser-Busch InBev S.A.	37,080	4,874,152
Boston Beer Co., Inc. (The) - Class A (a) (b)	1,220	208,657
Britvic plc	362,620	2,834,970
Coca-Cola Co. (The)	35,640	1,615,561
Constellation Brands, Inc. - Class A	5,641	933,021
Dr Pepper Snapple Group, Inc.	2,038	196,932
Molson Coors Brewing Co. - Class B	13,750	1,390,538
PepsiCo, Inc.	28,218	2,989,415
SABMiller plc	70,774	4,125,901
Suntory Beverage & Food, Ltd.	33,300	1,498,509
Tsingtao Brewery Co., Ltd. - Class H (b)	166,000	576,465

		22,737,282

Biotechnology—0.6%
Alexion Pharmaceuticals, Inc. (a)	4,560	532,426
Amgen, Inc.	648	98,593
Biogen, Inc. (a)	4,529	1,095,203
BioMarin Pharmaceutical, Inc. (a)	1,126	87,603
Celgene Corp. (a)	17,116	1,688,151
Genmab A/S (a)	16,823	3,064,471
Gilead Sciences, Inc.	24,239	2,022,017
Shire plc	54,865	3,378,557
Vertex Pharmaceuticals, Inc. (a)	6,237	536,507

		12,503,528

Building Products—0.2%
Allegion plc (b)	6,939	481,775
Daikin Industries, Ltd. (b)	36,200	3,016,036
Masco Corp.	18,601	575,515

		4,073,326

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—0.6%
3i Group plc	424,015	$3,155,835
Ameriprise Financial, Inc.	648	58,223
Bank of New York Mellon Corp. (The)	7,608	295,571
BlackRock, Inc.	3,487	1,194,402
Charles Schwab Corp. (The)	35,363	895,037
Goldman Sachs Group, Inc. (The)	3,013	447,672
Henderson Group plc	243,308	693,605
Invesco, Ltd.	7,528	192,265
Morgan Stanley	49,971	1,298,247
Schroders plc	27,652	873,153
State Street Corp. (b)	12,904	695,784
TD Ameritrade Holding Corp. (b)	6,569	187,052
UBS Group AG	211,943	2,742,246

		12,729,092

Chemicals—0.3%
Chr Hansen Holding A/S	35,299	2,317,903
Dow Chemical Co. (The)	18,261	907,754
E.I. du Pont de Nemours & Co.	18,088	1,172,102
Eastman Chemical Co. (b)	12,170	826,343
Monsanto Co.	2,909	300,820
Mosaic Co. (The) (b)	29,299	767,048

		6,291,970

Commercial Services & Supplies—0.1%
Rentokil Initial plc	952,157	2,455,593

Communications Equipment—0.0%
Cisco Systems, Inc.	33,177	951,848

Construction & Engineering—0.1%
Fluor Corp.	10,142	499,798
Kajima Corp.	333,000	2,299,896

		2,799,694

Construction Materials—0.1%
Martin Marietta Materials, Inc. (b)	1,530	293,760
Siam Cement PCL (The)	61,300	830,359

		1,124,119

Consumer Finance—0.1%
American Express Co.	2,455	149,166
Capital One Financial Corp.	11,099	704,897
Discover Financial Services	10,453	560,176
Synchrony Financial (a)	11,710	296,029

		1,710,268

Containers & Packaging—0.1%
Crown Holdings, Inc. (a)	13,003	658,862
Sealed Air Corp.	2,200	101,134
WestRock Co. (b)	8,360	324,953

		1,084,949

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	19,340	2,800,238
FirstRand, Ltd.	401,560	1,233,619

Diversified Financial Services—(Continued)
Intercontinental Exchange, Inc.	2,757	705,682
ORIX Corp.	199,400	2,546,230
Remgro, Ltd.	67,330	1,166,564
S&P Global, Inc.	927	99,430
Voya Financial, Inc.	6,417	158,885

		8,710,648

Diversified Telecommunication Services—1.9%
AT&T, Inc.	61,249	2,646,569
BT Group plc	430,286	2,375,973
Deutsche Telekom AG	299,408	5,094,286
Nippon Telegraph & Telephone Corp.	205,100	9,628,112
Orange S.A.	305,156	4,984,423
PCCW, Ltd.	4,543,000	3,054,519
Singapore Telecommunications, Ltd.	1,865,200	5,752,173
Telecom Italia S.p.A. (a)	2,172,499	1,782,304
Telenor ASA	39,538	653,060
Verizon Communications, Inc.	17,633	984,627

		36,956,046

Electric Utilities—1.0%
Edison International	14,886	1,156,196
Endesa S.A. (b)	59,269	1,192,046
Enel S.p.A.	1,968,359	8,754,270
Exelon Corp.	2,835	103,080
Iberdrola S.A.	687,329	4,642,619
NextEra Energy, Inc.	13,409	1,748,533
PG&E Corp.	3,476	222,186
Xcel Energy, Inc. (b)	29,960	1,341,609

		19,160,539

Electrical Equipment—0.1%
Eaton Corp. plc	19,954	1,191,852
Emerson Electric Co.	2,310	120,490

		1,312,342

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. - Class A (b)	1,828	104,799
Delta Electronics, Inc.	237,867	1,161,958
Keyence Corp.	4,600	3,102,482
TE Connectivity, Ltd. (b)	19,273	1,100,681

		5,469,920

Energy Equipment & Services—0.2%
Baker Hughes, Inc.	4,913	221,724
Halliburton Co.	16,710	756,796
National Oilwell Varco, Inc. (b)	2,721	91,562
Schlumberger, Ltd.	6,218	491,719
Technip S.A.	44,026	2,394,452

		3,956,253

Food & Staples Retailing—0.7%
Bid Corp., Ltd. (a)	75,189	1,409,028
Costco Wholesale Corp.	8,218	1,290,555
Delhaize Group S.A.	29,090	3,073,752

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Distribuidora Internacional de Alimentacion S.A.	176,330	$1,035,745
Kroger Co. (The)	24,731	909,853
Magnit PJSC (GDR)	26,840	891,625
President Chain Store Corp.	154,000	1,204,856
Seven & I Holdings Co., Ltd.	24,000	1,001,983
Shoprite Holdings, Ltd.	62,850	711,356
Sun Art Retail Group, Ltd.	807,000	571,251
Wal-Mart de Mexico S.A.B. de C.V.	319,340	768,195
Wal-Mart Stores, Inc.	337	24,608
Walgreens Boots Alliance, Inc.	8,339	694,389

		13,587,196

Food Products—0.6%
Archer-Daniels-Midland Co.	3,861	165,598
Associated British Foods plc	38,862	1,409,062
Hershey Co. (The) (b)	6,977	791,820
Marine Harvest ASA (a)	214,699	3,611,394
Mondelez International, Inc. - Class A	43,332	1,972,039
Nestle S.A.	27,187	2,097,088
NH Foods, Ltd.	59,000	1,433,448
Tiger Brands, Ltd.	20,350	502,156
Tingyi Cayman Islands Holding Corp. (b)	328,000	312,517

		12,295,122

Gas Utilities—0.5%
Enagas S.A. (b)	52,451	1,595,713
Snam S.p.A.	1,305,446	7,810,028
UGI Corp.	5,910	267,428

		9,673,169

Health Care Equipment & Supplies—0.4%
Abbott Laboratories (b)	37,182	1,461,624
Boston Scientific Corp. (a)	59,261	1,384,930
Hoya Corp.	57,600	2,050,797
Medtronic plc	1,215	105,426
Smith & Nephew plc	142,117	2,410,221
Stryker Corp. (b)	4,598	550,978

		7,963,976

Health Care Providers & Services—0.4%
Aetna, Inc.	9,938	1,213,728
Anthem, Inc. (b)	1,210	158,921
Cigna Corp.	2,831	362,340
HCA Holdings, Inc. (a)	1,459	112,358
Humana, Inc.	4,637	834,103
Korian S.A.	15,072	488,061
McKesson Corp.	10,662	1,990,062
Quest Diagnostics, Inc. (b)	1,948	158,587
Spire Healthcare Group plc	248,514	1,108,472
UnitedHealth Group, Inc.	16,155	2,281,086

		8,707,718

Hotels, Restaurants & Leisure—0.3%
InterContinental Hotels Group plc	39,097	1,452,799
Oriental Land Co., Ltd.	29,400	1,896,049

Hotels, Restaurants & Leisure—(Continued)
Royal Caribbean Cruises, Ltd. (b)	11,695	785,319
Sands China, Ltd.	259,600	877,199
Starbucks Corp.	19,730	1,126,978
Yum! Brands, Inc.	7,515	623,144

		6,761,488

Household Durables—0.3%
D.R. Horton, Inc.	13,682	430,709
Electrolux AB - Series B	79,508	2,159,446
Harman International Industries, Inc. (b)	6,614	475,018
Mohawk Industries, Inc. (a)	608	115,374
Newell Brands, Inc.	2,465	119,725
PulteGroup, Inc.	19,822	386,331
Taylor Wimpey plc	842,141	1,504,641
Toll Brothers, Inc. (a) (b)	5,761	155,029

		5,346,273

Household Products—0.4%
Kimberly-Clark Corp.	13,697	1,883,063
Procter & Gamble Co. (The)	25,039	2,120,052
Reckitt Benckiser Group plc	39,953	4,019,495
Unilever Indonesia Tbk PT	152,200	519,817

		8,542,427

Industrial Conglomerates—0.4%
3M Co.	587	102,795
Bidvest Group, Ltd. (The)	70,469	663,891
CK Hutchison Holdings, Ltd.	131,152	1,443,334
Danaher Corp.	3,297	332,997
General Electric Co.	61,345	1,931,141
Jardine Matheson Holdings, Ltd.	28,300	1,657,219
KOC Holding A/S	106,110	484,946
Siemens AG	15,769	1,615,346

		8,231,669

Insurance—1.4%
AIA Group, Ltd.	521,600	3,136,306
Allianz SE	8,389	1,195,198
American International Group, Inc.	19,787	1,046,534
Arthur J. Gallagher & Co.	7,091	337,532
Aviva plc	223,552	1,201,433
AXA S.A.	252,271	5,068,025
Chubb, Ltd. (b)	14,500	1,895,295
Everest Re Group, Ltd.	600	109,602
Legal & General Group plc	464,277	1,203,385
Muenchener Rueckversicherungs-Gesellschaft AG	5,484	916,531
Prudential Financial, Inc.	11,944	852,085
Prudential plc	188,947	3,218,863
Sanlam, Ltd.	131,470	540,765
Sompo Japan Nipponkoa Holdings, Inc.	74,800	1,981,412
Swiss Re AG	17,832	1,558,985
Tokio Marine Holdings, Inc.	67,500	2,232,852
XL Group plc (b)	17,670	588,588

		27,083,391

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Catalog Retail—0.2%
Amazon.com, Inc. (a)	4,625	$3,309,743

Internet Software & Services—0.7%
Alphabet, Inc. - Class A (a)	3,945	2,775,426
Alphabet, Inc. - Class C (a)	3,960	2,740,716
Baidu, Inc. (ADR) (a)	9,260	1,529,289
Facebook, Inc. - Class A (a)	31,047	3,548,051
Mail.ru Group, Ltd. (GDR) (a)	18,889	343,780
Tencent Holdings, Ltd.	129,600	2,955,862

		13,893,124

IT Services—1.0%
Accenture plc - Class A	23,718	2,687,012
Atos SE	16,596	1,386,242
Automatic Data Processing, Inc.	1,259	115,664
Cap Gemini S.A.	73,422	6,407,670
Cielo S.A.	110,256	1,162,179
Cognizant Technology Solutions Corp. - Class A (a)	16,026	917,328
Fidelity National Information Services, Inc.	13,613	1,003,006
Global Payments, Inc.	1,553	110,853
Infosys, Ltd. (ADR) (b)	163,680	2,921,688
MasterCard, Inc. - Class A	2,007	176,737
PayPal Holdings, Inc. (a)	5,208	190,144
Tata Consultancy Services, Ltd.	5,780	218,321
Vantiv, Inc. - Class A (a)	4,748	268,737
Visa, Inc. - Class A (b)	24,871	1,844,682

		19,410,263

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	3,514	155,881
Illumina, Inc. (a) (b)	3,433	481,925
Thermo Fisher Scientific, Inc.	4,891	722,694

		1,360,500

Machinery—0.3%
Caterpillar, Inc. (b)	1,331	100,903
Cummins, Inc. (b)	7,019	789,216
Deere & Co. (b)	1,428	115,725
DMG Mori Co., Ltd. (b)	138,600	1,324,671
Ingersoll-Rand plc	4,399	280,128
PACCAR, Inc. (b)	19,923	1,033,406
Parker-Hannifin Corp.	1,873	202,378
Pentair plc (b)	1,941	113,141
Snap-on, Inc.	1,889	298,122
Stanley Black & Decker, Inc.	8,433	937,918
WEG S.A.	133,692	571,842

		5,767,450

Media—1.3%
CBS Corp. - Class B	4,615	251,241
Charter Communications, Inc. - Class A (a)	4,389	1,003,501
Comcast Corp. - Class A (b)	37,446	2,441,105
Dentsu, Inc. (b)	47,100	2,200,612
DISH Network Corp. - Class A (a)	9,086	476,106

Media—(Continued)
Informa plc	383,851	3,759,179
Naspers, Ltd. - N Shares	5,040	772,266
RELX plc	55,229	1,017,631
RTL Group S.A. (Brussels Exchange)	17,682	1,450,854
Sirius XM Holdings, Inc. (a) (b)	49,911	197,148
Time Warner, Inc.	29,948	2,202,376
Twenty-First Century Fox, Inc. - Class A	69,089	1,868,857
Wolters Kluwer NV	105,344	4,304,932
WPP plc	176,097	3,656,250

		25,602,058

Metals & Mining—0.4%
Newmont Mining Corp.	5,365	209,879
Nippon Steel & Sumitomo Metal Corp. (b)	102,100	1,951,012
Norsk Hydro ASA	672,083	2,456,320
Rio Tinto plc	77,600	2,398,626
United States Steel Corp. (b)	1,991	33,568
Vale S.A. (ADR)	96,410	386,604

		7,436,009

Multi-Utilities—0.2%
Centrica plc	620,683	1,873,900
CMS Energy Corp.	16,428	753,388
Public Service Enterprise Group, Inc.	19,287	898,967
Sempra Energy	5,719	652,080

		4,178,335

Multiline Retail—0.1%
Dollar General Corp.	10,548	991,512
Lojas Renner S.A.	117,700	868,011
Target Corp. (b)	5,401	377,098

		2,236,621

Oil, Gas & Consumable Fuels—1.3%
Cabot Oil & Gas Corp.	23,244	598,301
Chevron Corp.	24,900	2,610,267
CNOOC, Ltd.	702,000	876,415
Concho Resources, Inc. (a) (b)	2,737	326,442
ConocoPhillips	15,714	685,130
Diamondback Energy, Inc. (a) (b)	4,913	448,115
Eni S.p.A.	30,888	498,677
EOG Resources, Inc. (b)	9,989	833,282
EQT Corp.	9,000	696,870
Exxon Mobil Corp.	36,395	3,411,667
Kinder Morgan, Inc.	14,443	270,373
Lukoil PJSC (ADR)	30,110	1,256,490
Marathon Petroleum Corp.	3,511	133,278
Occidental Petroleum Corp.	19,393	1,465,335
Oil Search, Ltd.	316,908	1,593,636
Pioneer Natural Resources Co.	7,471	1,129,690
Royal Dutch Shell plc - A Shares	231,624	6,352,523
Total S.A.	10,314	497,358
Ultrapar Participacoes S.A.	62,950	1,393,511
Valero Energy Corp.	10,213	520,863

		25,598,223

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—0.1%
UPM-Kymmene Oyj	86,082	$1,578,048

Personal Products—0.2%
Unilever NV	82,589	3,850,221

Pharmaceuticals—3.0%
Allergan plc (a)	6,046	1,397,170
Aspen Pharmacare Holdings, Ltd. (a)	36,000	891,207
AstraZeneca plc	71,160	4,236,083
Bayer AG	25,423	2,557,864
Bristol-Myers Squibb Co.	38,393	2,823,805
Eli Lilly & Co.	26,054	2,051,752
GlaxoSmithKline plc	526,061	11,309,411
Johnson & Johnson	18,461	2,239,319
Merck & Co., Inc.	11,578	667,009
Merck KGaA	42,331	4,309,639
Mylan NV (a)	4,215	182,257
Novartis AG	37,045	3,047,462
Novo Nordisk A/S - Class B	106,880	5,747,692
Pfizer, Inc.	93,142	3,279,530
Roche Holding AG	37,226	9,828,802
Sanofi	67,023	5,633,815

		60,202,817

Professional Services—0.0%
Equifax, Inc.	779	100,024

Real Estate Investment Trusts—0.8%
American Tower Corp.	3,710	421,493
Apartment Investment & Management Co. - Class A	2,338	103,246
AvalonBay Communities, Inc.	4,559	822,398
Boston Properties, Inc.	1,129	148,915
DiamondRock Hospitality Co. (b)	11,630	105,019
Equinix, Inc.	1,291	500,559
Essex Property Trust, Inc.	897	204,597
Fibra Uno Administracion S.A. de C.V.	219,147	466,881
First Real Estate Investment Trust (b)	890,000	827,078
Goodman Group	422,417	2,251,744
HCP, Inc.	11,303	399,900
Kimco Realty Corp. (b)	16,948	531,828
Klepierre	66,267	2,956,397
LaSalle Hotel Properties (b)	7,669	180,835
Liberty Property Trust	5,653	224,537
Lippo Malls Indonesia Retail Trust (b)	3,206,600	834,273
Macerich Co. (The) (b)	1,304	111,349
Mapletree Logistics Trust	1,338,800	998,095
Prologis, Inc.	9,812	481,181
Public Storage	953	243,577
Simon Property Group, Inc.	4,137	897,315
SL Green Realty Corp.	2,876	306,208
STORE Capital Corp. (b)	3,300	97,185
Westfield Corp.	251,751	2,005,787

		16,120,397

Real Estate Management & Development—0.6%
Daiwa House Industry Co., Ltd.	88,100	2,570,742
Deutsche Wohnen AG	87,467	2,968,371
Mitsui Fudosan Co., Ltd.	121,000	2,762,182
Savills plc	18,083	147,961
TAG Immobilien AG (b)	144,233	1,891,976
Vonovia SE	52,745	1,924,944

		12,266,176

Road & Rail—0.5%
Canadian Pacific Railway, Ltd.	4,820	620,768
Central Japan Railway Co.	3,800	672,587
CSX Corp.	10,446	272,432
East Japan Railway Co.	25,300	2,331,221
Union Pacific Corp.	21,817	1,903,533
West Japan Railway Co.	71,800	4,538,241

		10,338,782

Semiconductors & Semiconductor Equipment—0.8%
ASML Holding NV	34,575	3,427,181
Broadcom, Ltd.	14,837	2,305,670
Infineon Technologies AG	154,378	2,218,486
KLA-Tencor Corp.	1,682	123,206
Lam Research Corp.	19,688	1,654,973
NXP Semiconductors NV (a)	6,487	508,192
Qorvo, Inc. (a)	1,311	72,446
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	162,360	4,258,703
Texas Instruments, Inc. (b)	27,447	1,719,554

		16,288,411

Software—0.6%
Adobe Systems, Inc. (a)	20,158	1,930,935
Microsoft Corp.	112,965	5,780,419
Oracle Corp.	7,521	307,834
SAP SE	39,462	2,949,690

		10,968,878

Specialty Retail—0.5%
AutoNation, Inc. (a) (b)	1,520	71,410
Best Buy Co., Inc. (b)	11,887	363,742
Dixons Carphone plc	310,994	1,350,105
Home Depot, Inc. (The)	18,755	2,394,826
Kingfisher plc	488,228	2,107,443
Lowe’s Cos., Inc.	27,465	2,174,404
Mr. Price Group, Ltd. (b)	26,480	372,035
O’Reilly Automotive, Inc. (a)	2,095	567,955
Ross Stores, Inc. (b)	1,899	107,654
Signet Jewelers, Ltd. (b)	542	44,666
Tiffany & Co. (b)	2,777	168,397
TJX Cos., Inc. (The)	16,093	1,242,863

		10,965,500

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc.	62,353	5,960,947
Hewlett Packard Enterprise Co. (b)	4,979	90,966

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—(Continued)
HP, Inc.	48,496	$608,625
Samsung Electronics Co., Ltd. (GDR) (a)	4,610	2,862,810
Western Digital Corp. (b)	9,406	444,527

		9,967,875

Textiles, Apparel & Luxury Goods—0.2%
adidas AG	18,429	2,628,061
lululemon athletica, Inc. (a) (b)	1,197	88,411
PVH Corp.	908	85,561
Ralph Lauren Corp. (b)	3,368	301,840
VF Corp. (b)	12,310	756,942

		3,860,815

Thrifts & Mortgage Finance—0.1%
Housing Development Finance Corp., Ltd.	103,380	1,927,429

Tobacco—1.3%
British American Tobacco plc	200,375	13,038,493
Imperial Brands plc	97,989	5,319,317
Japan Tobacco, Inc.	118,900	4,763,205
Philip Morris International, Inc.	24,047	2,446,061

		25,567,076

Trading Companies & Distributors—0.1%
Wolseley plc	49,057	2,542,388

Transportation Infrastructure—0.0%
CCR S.A.	140,060	732,499

Water Utilities—0.1%
Pennon Group plc	167,265	2,111,849

Wireless Telecommunication Services—0.7%
KDDI Corp.	181,700	5,531,188
Mobile TeleSystems PJSC (a)	42,700	163,098
Mobile TeleSystems PJSC (ADR)	29,850	247,158
MTN Group, Ltd.	104,690	1,023,786
NTT DoCoMo, Inc.	134,200	3,611,041
T-Mobile U.S., Inc. (a) (b)	7,264	314,313
Vodafone Group plc	1,173,798	3,573,264

		14,463,848

Total Common Stocks (Cost $646,919,410)		655,650,809

Corporate Bonds & Notes—25.6%

Aerospace/Defense—0.4%
Airbus Group Finance B.V. 2.700%, 04/17/23 (144A)	279,000	289,970
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	409,197

Aerospace/Defense—(Continued)
BAE Systems Holdings, Inc. 3.800%, 10/07/24 (144A)	159,000	167,266
BAE Systems plc 4.750%, 10/11/21 (144A)	225,000	251,210
Boeing Capital Corp. 4.700%, 10/27/19	255,000	284,268
Boeing Co. (The) 7.250%, 06/15/25	11,000	15,183
8.625%, 11/15/31	200,000	315,016
General Dynamics Corp. 1.000%, 11/15/17	117,000	117,431
2.250%, 11/15/22	250,000	255,560
Harris Corp. 2.700%, 04/27/20	70,000	70,951
3.832%, 04/27/25	80,000	84,822
5.054%, 04/27/45	285,000	323,257
Lockheed Martin Corp. 2.500%, 11/23/20	215,000	221,851
3.100%, 01/15/23	96,000	101,183
3.550%, 01/15/26	370,000	401,913
3.800%, 03/01/45	240,000	245,425
4.070%, 12/15/42	187,000	199,077
4.700%, 05/15/46	180,000	212,179
4.850%, 09/15/41	283,000	330,545
6.150%, 09/01/36	154,000	204,450
Northrop Grumman Corp. 3.250%, 08/01/23	400,000	429,234
3.850%, 04/15/45	320,000	333,131
Northrop Grumman Systems Corp. 7.750%, 02/15/31	200,000	299,169
Raytheon Co. 3.150%, 12/15/24	91,000	98,620
United Technologies Corp. 4.150%, 05/15/45	445,000	488,776
4.500%, 06/01/42	150,000	171,797
5.375%, 12/15/17	173,000	183,888
5.400%, 05/01/35	525,000	648,700
5.700%, 04/15/40	250,000	330,397
6.700%, 08/01/28	233,000	314,352
8.875%, 11/15/19	41,000	50,110

		7,848,928

Agriculture—0.4%
Altria Group, Inc. 2.625%, 01/14/20	975,000	1,013,557
2.850%, 08/09/22	777,000	813,852
4.000%, 01/31/24	360,000	402,746
4.250%, 08/09/42	30,000	32,755
4.500%, 05/02/43	215,000	242,682
Archer-Daniels-Midland Co. 4.016%, 04/16/43	150,000	160,554
BAT International Finance plc 2.750%, 06/15/20 (144A)	255,000	264,423
3.250%, 06/07/22 (144A)	104,000	110,175

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—(Continued)
Bunge N.A. Finance L.P. 5.900%, 04/01/17	90,000	$92,887
Bunge, Ltd. Finance Corp. 3.200%, 06/15/17	131,000	133,036
3.500%, 11/24/20	26,000	27,254
8.500%, 06/15/19	250,000	292,318
Cargill, Inc. 4.760%, 11/23/45 (144A)	399,000	464,922
7.350%, 03/06/19 (144A)	260,000	300,441
Imperial Brands Finance plc 3.750%, 07/21/22 (144A)	375,000	395,736
Philip Morris International, Inc. 3.250%, 11/10/24	695,000	744,459
4.125%, 03/04/43	140,000	150,165
4.250%, 11/10/44	570,000	626,067
Reynolds American, Inc. 4.450%, 06/12/25	275,000	307,983
5.700%, 08/15/35	105,000	127,872
5.850%, 08/15/45	275,000	351,376

		7,055,260

Airlines—0.1%
Air Canada Pass-Through Trust 3.600%, 03/15/27 (144A)	300,232	305,111
American Airlines Pass-Through Trust 3.200%, 06/15/28	500,000	516,960
3.650%, 06/15/28	22,000	22,770
4.950%, 01/15/23	482,250	524,447
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	36,628	38,459
Delta Air Lines Pass-Through Trust 4.750%, 05/07/20	51,987	55,107
6.821%, 08/10/22	182,966	212,606
U.S. Airways Pass-Through Trust 3.950%, 11/15/25	217,886	229,869
United Airlines Pass-Through Trust 3.100%, 07/07/28	232,000	236,060
3.450%, 07/07/28	490,000	502,250

		2,643,639

Auto Manufacturers—0.8%
American Honda Finance Corp. 2.125%, 10/10/18	425,000	436,361
Daimler Finance North America LLC 1.450%, 08/01/16 (144A)	175,000	175,080
1.875%, 01/11/18 (144A)	205,000	206,872
2.250%, 09/03/19 (144A)	160,000	164,464
2.250%, 03/02/20 (144A)	430,000	437,995
2.375%, 08/01/18 (144A)	665,000	679,765
2.450%, 05/18/20 (144A)	630,000	648,297
8.500%, 01/18/31	330,000	536,107
Ford Motor Co. 4.750%, 01/15/43	75,000	79,386
6.375%, 02/01/29	500,000	615,768

Auto Manufacturers—(Continued)
Ford Motor Co.
6.625%, 02/15/28	250,000	300,348
9.980%, 02/15/47	400,000	610,370
Ford Motor Credit Co. LLC 1.684%, 09/08/17	217,000	217,478
2.145%, 01/09/18	795,000	801,962
3.200%, 01/15/21	655,000	674,705
3.336%, 03/18/21	265,000	274,839
3.664%, 09/08/24	515,000	533,344
4.134%, 08/04/25	440,000	471,746
4.250%, 02/03/17	240,000	243,835
4.250%, 09/20/22	415,000	447,531
4.375%, 08/06/23	635,000	690,144
5.750%, 02/01/21	300,000	341,018
General Motors Co. 5.200%, 04/01/45	100,000	99,073
6.600%, 04/01/36	642,000	736,187
General Motors Financial Co., Inc. 3.100%, 01/15/19	949,000	969,459
3.200%, 07/06/21	715,000	716,138
3.700%, 05/09/23	1,432,000	1,439,439
4.000%, 01/15/25	300,000	303,543
4.250%, 05/15/23	320,000	329,007
4.300%, 07/13/25	380,000	389,874
Nissan Motor Acceptance Corp. 1.231%, 03/03/17 (144A) (c)	176,000	176,129
1.800%, 03/15/18 (144A)	146,000	147,211
1.950%, 09/12/17 (144A)	200,000	201,584
PACCAR Financial Corp. 1.600%, 03/15/17	150,000	150,911
Toyota Motor Credit Corp. 1.375%, 01/10/18	200,000	201,402
2.625%, 01/10/23	400,000	419,961
4.250%, 01/11/21	150,000	167,457

		16,034,790

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 2.600%, 12/01/16	75,000	75,478
3.625%, 07/02/24	98,000	103,572
4.950%, 07/02/64	50,000	49,844

		228,894

Banks—5.8%
ABN AMRO Bank NV 2.450%, 06/04/20 (144A)	280,000	286,322
2.500%, 10/30/18 (144A)	350,000	358,124
4.750%, 07/28/25 (144A)	200,000	207,616
4.800%, 04/18/26 (144A) (b)	200,000	208,235
American Express Bank FSB 0.747%, 06/12/17 (c)	500,000	498,951
American Express Centurion Bank 6.000%, 09/13/17	250,000	263,376
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	635,000	650,760

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Australia & New Zealand Banking Group, Ltd. 6.750%, 06/15/26 (144A) (b) (c)	205,000	$211,638
Bank of America Corp. 2.625%, 10/19/20	1,775,000	1,803,288
3.300%, 01/11/23	205,000	210,975
3.500%, 04/19/26	715,000	738,872
3.875%, 03/22/17	485,000	493,906
3.875%, 08/01/25	675,000	716,047
3.950%, 04/21/25	1,260,000	1,283,115
4.000%, 04/01/24	486,000	518,704
4.125%, 01/22/24	826,000	888,428
4.250%, 10/22/26	142,000	147,267
4.450%, 03/03/26	647,000	676,721
5.000%, 01/21/44	550,000	636,171
6.400%, 08/28/17	275,000	290,170
6.875%, 04/25/18	800,000	873,398
7.625%, 06/01/19	250,000	289,357
Bank of America N.A. 1.650%, 03/26/18	255,000	256,529
1.750%, 06/05/18	1,090,000	1,097,269
5.300%, 03/15/17	1,400,000	1,437,754
Bank of Montreal 1.400%, 09/11/17	94,000	94,477
2.375%, 01/25/19	100,000	102,660
2.550%, 11/06/22	213,000	220,197
Bank of New York Mellon Corp. (The) 1.969%, 06/20/17 (d)	500,000	504,326
2.050%, 05/03/21	375,000	380,895
2.500%, 04/15/21	596,000	617,587
2.600%, 08/17/20	570,000	591,117
3.550%, 09/23/21	352,000	381,105
4.600%, 01/15/20	200,000	220,780
4.950%, 06/20/20 (c)	630,000	632,363
Bank of Nova Scotia (The) 1.250%, 04/11/17	650,000	650,963
2.450%, 03/22/21	355,000	364,766
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 1.700%, 03/05/18 (144A)	535,000	537,743
Banque Federative du Credit Mutuel S.A. 1.700%, 01/20/17 (144A)	234,000	234,600
2.500%, 04/13/21 (144A) (b)	285,000	291,420
Barclays Bank plc 6.050%, 12/04/17 (144A)	460,000	481,727
Barclays plc 2.000%, 03/16/18	575,000	570,572
4.375%, 01/12/26	200,000	201,940
5.200%, 05/12/26	300,000	303,109
5.250%, 08/17/45	326,000	340,942
BB&T Corp. 2.150%, 03/22/17	350,000	352,728
2.450%, 01/15/20	139,000	142,874
3.950%, 03/22/22	175,000	187,718
BNP Paribas S.A. 2.700%, 08/20/18	262,000	268,388
BPCE S.A. 2.650%, 02/03/21	250,000	257,158
4.000%, 04/15/24	500,000	544,935

Banks—(Continued)
Branch Banking & Trust Co. 0.976%, 09/13/16 (c)	250,000	250,098
1.450%, 05/10/19	830,000	833,328
2.850%, 04/01/21	610,000	641,333
3.625%, 09/16/25	250,000	269,136
Canadian Imperial Bank of Commerce 1.550%, 01/23/18	400,000	401,753
Capital One Financial Corp. 4.200%, 10/29/25	100,000	102,804
Capital One N.A. 1.500%, 03/22/18	500,000	498,456
Citigroup, Inc. 2.150%, 07/30/18	181,000	183,206
2.500%, 09/26/18	825,000	841,351
2.500%, 07/29/19	215,000	219,005
2.700%, 03/30/21	335,000	340,961
3.400%, 05/01/26	285,000	292,224
3.700%, 01/12/26	1,065,000	1,121,113
4.300%, 11/20/26	165,000	169,993
4.400%, 06/10/25	695,000	726,698
4.450%, 09/29/27	935,000	963,154
4.600%, 03/09/26	205,000	217,337
4.750%, 05/18/46	145,000	145,508
5.500%, 09/13/25	101,000	113,215
6.625%, 01/15/28	2,400,000	3,041,304
Comerica Bank 5.200%, 08/22/17	250,000	260,301
5.750%, 11/21/16	376,000	382,045
Comerica, Inc. 3.800%, 07/22/26	172,000	175,002
Cooperatieve Rabobank UA 2.250%, 01/14/20	465,000	472,872
3.875%, 02/08/22	350,000	380,240
4.375%, 08/04/25	477,000	498,240
4.625%, 12/01/23	500,000	527,248
Credit Agricole S.A. 2.375%, 07/01/21 (144A) (b)	695,000	702,807
2.750%, 06/10/20 (144A)	330,000	340,441
Credit Suisse AG 1.750%, 01/29/18	975,000	975,810
3.625%, 09/09/24	1,780,000	1,841,529
Credit Suisse Group Funding Guernsey, Ltd. 3.450%, 04/16/21 (144A)	440,000	444,378
4.550%, 04/17/26 (144A)	250,000	259,345
4.875%, 05/15/45	250,000	248,954
Deutsche Bank AG 2.950%, 08/20/20	235,000	232,937
3.375%, 05/12/21	1,560,000	1,565,370
3.700%, 05/30/24	133,000	132,209
Discover Bank 2.000%, 02/21/18	700,000	702,264
3.100%, 06/04/20	895,000	914,331
Discover Bank
3.200%, 08/09/21	295,000	300,130
4.250%, 03/13/26	250,000	261,485

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Fifth Third Bancorp 8.250%, 03/01/38	50,000	$74,739
Fifth Third Bank 1.350%, 06/01/17	540,000	540,492
3.850%, 03/15/26	590,000	619,596
Goldman Sachs Group, Inc. (The) 2.375%, 01/22/18	1,230,000	1,246,531
2.600%, 04/23/20	631,000	641,502
2.625%, 01/31/19	604,000	618,175
2.625%, 04/25/21	1,080,000	1,095,258
2.750%, 09/15/20	625,000	637,966
3.500%, 01/23/25	366,000	376,068
3.625%, 01/22/23	630,000	660,844
3.750%, 05/22/25	530,000	553,517
3.750%, 02/25/26	325,000	342,063
3.850%, 07/08/24	362,000	383,833
4.000%, 03/03/24	530,000	566,607
4.250%, 10/21/25	27,000	27,910
4.750%, 10/21/45	190,000	209,434
5.150%, 05/22/45	865,000	902,421
5.250%, 07/27/21	800,000	902,786
5.375%, 03/15/20	510,000	567,283
5.950%, 01/18/18	490,000	521,991
6.125%, 02/15/33	1,000,000	1,246,906
HSBC Bank plc 1.500%, 05/15/18 (144A)	564,000	561,232
4.125%, 08/12/20 (144A) (b)	2,525,000	2,712,489
HSBC Bank USA N.A. 4.875%, 08/24/20	500,000	543,199
5.875%, 11/01/34	1,500,000	1,785,268
HSBC Holdings plc 2.950%, 05/25/21	385,000	388,989
3.600%, 05/25/23	250,000	255,493
3.900%, 05/25/26	406,000	417,699
4.300%, 03/08/26	200,000	211,515
6.875%, 06/01/21 (c)	642,000	638,790
HSBC USA, Inc. 1.625%, 01/16/18	300,000	299,465
2.750%, 08/07/20	610,000	614,796
Huntington Bancshares, Inc. 3.150%, 03/14/21	132,000	136,741
Huntington National Bank (The) 2.200%, 11/06/18	520,000	526,366
Intesa Sanpaolo S.p.A. 5.710%, 01/15/26 (144A)	475,000	450,355
KeyBank N.A. 2.350%, 03/08/19	500,000	510,709
KeyCorp 5.100%, 03/24/21	200,000	224,985
Lloyds Bank plc 2.050%, 01/22/19	720,000	718,132
2.700%, 08/17/20	325,000	330,668
Lloyds Banking Group plc 4.650%, 03/24/26	285,000	288,595

Banks—(Continued)
Macquarie Bank, Ltd. 1.600%, 10/27/17 (144A)	507,000	507,541
2.600%, 06/24/19 (144A)	115,000	117,294
4.000%, 07/29/25 (144A) (b)	400,000	420,466
Mizuho Bank, Ltd. 1.300%, 04/16/17 (144A)	200,000	199,967
2.450%, 04/16/19 (144A)	200,000	203,917
2.700%, 10/20/20 (144A)	580,000	600,814
Morgan Stanley 1.875%, 01/05/18	650,000	653,676
2.375%, 07/23/19	375,000	381,187
2.500%, 04/21/21	1,080,000	1,091,297
2.650%, 01/27/20	15,000	15,247
2.800%, 06/16/20	715,000	732,594
3.700%, 10/23/24	315,000	329,608
3.750%, 02/25/23	333,000	352,705
3.875%, 04/29/24	725,000	776,052
3.950%, 04/23/27	635,000	642,176
4.000%, 07/23/25	465,000	497,917
4.300%, 01/27/45	400,000	421,018
4.350%, 09/08/26	1,235,000	1,291,954
5.500%, 01/26/20	100,000	111,221
5.625%, 09/23/19	1,100,000	1,220,459
6.250%, 08/09/26	875,000	1,100,234
MUFG Union Bank N.A. 2.250%, 05/06/19	415,000	421,757
2.625%, 09/26/18	400,000	408,759
National City Bank 5.800%, 06/07/17	500,000	520,184
National City Bank of Indiana 4.250%, 07/01/18	250,000	262,439
Northern Trust Corp.
3.375%, 08/23/21	500,000	538,423
PNC Bank N.A. 1.950%, 03/04/19 (b)	590,000	598,880
2.150%, 04/29/21	710,000	723,286
4.200%, 11/01/25	250,000	280,929
6.875%, 04/01/18	350,000	382,159
PNC Financial Services Group, Inc. (The)
4.850%, 06/01/23 (b) (c)	320,000	306,400
Royal Bank of Canada 1.500%, 01/16/18	460,000	461,903
2.000%, 12/10/18 (b)	665,000	677,351
2.200%, 07/27/18	750,000	764,730
2.500%, 01/19/21	565,000	583,792
Santander UK Group Holdings plc 5.625%, 09/15/45 (144A)	260,000	255,748
Santander UK plc 2.500%, 03/14/19	1,123,000	1,134,458
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	445,000	447,197
2.375%, 11/20/18 (144A)	400,000	408,056
2.450%, 05/27/20 (144A)	535,000	546,577
2.625%, 11/17/20 (144A)	320,000	329,749

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Societe Generale S.A. 2.500%, 04/08/21 (144A)	470,000	$478,612
Standard Chartered plc 5.200%, 01/26/24 (144A) (b)	350,000	364,558
State Street Bank and Trust Co. 5.250%, 10/15/18	215,000	232,253
State Street Corp. 2.550%, 08/18/20	71,000	73,677
3.100%, 05/15/23	90,000	93,106
3.300%, 12/16/24	136,000	145,422
3.700%, 11/20/23	369,000	406,311
5.250%, 09/15/20 (c)	405,000	416,138
SunTrust Banks, Inc. 2.350%, 11/01/18	113,000	114,760
2.750%, 05/01/23	300,000	301,884
3.300%, 05/15/26	380,000	383,093
6.000%, 09/11/17	150,000	158,051
Svenska Handelsbanken AB 2.400%, 10/01/20	950,000	973,480
Swedbank AB 1.750%, 03/12/18 (144A)	875,000	880,084
Toronto-Dominion Bank (The) 1.950%, 01/22/19	348,000	353,269
2.125%, 04/07/21	485,000	493,574
2.500%, 12/14/20	870,000	899,888
U.S. Bancorp 2.200%, 11/15/16	175,000	175,621
3.100%, 04/27/26	245,000	254,836
U.S. Bank N.A. 1.450%, 01/29/18	750,000	755,177
UBS AG 1.800%, 03/26/18	940,000	948,943
2.375%, 08/14/19	1,150,000	1,176,116
UBS Group Funding Jersey, Ltd. 3.000%, 04/15/21 (144A)	435,000	443,678
4.125%, 04/15/26 (144A)	490,000	509,247
Wachovia Corp. 6.605%, 10/01/25	222,000	279,931
Wells Fargo & Co. 2.500%, 03/04/21	750,000	769,077
2.550%, 12/07/20	320,000	329,325
3.000%, 04/22/26	750,000	764,513
3.450%, 02/13/23	900,000	931,255
4.100%, 06/03/26	161,000	172,207
4.300%, 07/22/27	542,000	585,214
4.480%, 01/16/24	55,000	60,288
4.650%, 11/04/44	2,015,000	2,125,136
4.900%, 11/17/45	424,000	463,985
5.375%, 11/02/43	350,000	407,740
5.625%, 12/11/17	700,000	744,156
Wells Fargo Bank N.A. 1.750%, 05/24/19	770,000	780,417
Westpac Banking Corp. 2.600%, 11/23/20	815,000	842,404
4.875%, 11/19/19	400,000	442,536

		114,311,489

Beverages—0.8%
Anheuser-Busch Cos. LLC 5.750%, 04/01/36	60,000	73,703
5.950%, 01/15/33	100,000	124,147
6.750%, 12/15/27	65,000	85,407
6.800%, 08/20/32	420,000	555,605
Anheuser-Busch InBev Finance, Inc. 1.900%, 02/01/19	795,000	808,499
2.625%, 01/17/23	42,000	42,491
2.650%, 02/01/21	630,000	653,319
3.300%, 02/01/23	328,000	345,604
3.650%, 02/01/26	1,155,000	1,237,289
4.700%, 02/01/36	2,395,000	2,691,329
4.900%, 02/01/46	1,522,000	1,783,544
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	395,000	401,857
5.375%, 01/15/20	1,030,000	1,156,233
6.375%, 01/15/40	300,000	403,691
8.000%, 11/15/39	50,000	78,136
Bottling Group LLC 5.125%, 01/15/19	250,000	274,359
Brown-Forman Corp. 1.000%, 01/15/18	122,000	122,057
4.500%, 07/15/45	113,000	129,139
Coca-Cola Co. (The) 2.550%, 06/01/26 (b)	570,000	586,735
7.375%, 07/29/93	100,000	164,672
Coca-Cola Refreshments USA, Inc. 7.000%, 05/15/98	100,000	153,559
8.000%, 09/15/22	324,000	428,845
Diageo Capital plc 4.828%, 07/15/20	250,000	281,228
4.850%, 05/15/18	46,000	49,175
Diageo Investment Corp. 2.875%, 05/11/22	200,000	210,157
7.450%, 04/15/35	70,000	102,377
Dr Pepper Snapple Group, Inc. 2.000%, 01/15/20	92,000	92,363
Heineken NV 4.000%, 10/01/42 (144A)	575,000	588,056
Molson Coors Brewing Co. 2.100%, 07/15/21	210,000	210,638
3.000%, 07/15/26	285,000	284,719
4.200%, 07/15/46	65,000	65,278
PepsiCo, Inc. 3.100%, 07/17/22	741,000	788,890
4.450%, 04/14/46	339,000	395,606
4.500%, 01/15/20	276,000	306,198
5.500%, 01/15/40	150,000	192,813
Pernod Ricard S.A. 3.250%, 06/08/26 (144A)	500,000	511,741
SABMiller plc 6.500%, 07/15/18 (144A)	250,000	274,218
6.625%, 08/15/33 (144A)	150,000	200,520

		16,854,197

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.4%
Amgen, Inc. 3.125%, 05/01/25	210,000	$219,078
3.625%, 05/15/22	410,000	441,270
3.875%, 11/15/21	575,000	626,956
4.400%, 05/01/45	180,000	186,995
4.563%, 06/15/48 (144A)	901,000	944,910
4.663%, 06/15/51 (144A)	265,000	276,875
Biogen, Inc. 2.900%, 09/15/20	207,000	215,726
5.200%, 09/15/45	265,000	298,004
Celgene Corp. 2.300%, 08/15/18	315,000	320,778
3.250%, 08/15/22	174,000	179,715
3.875%, 08/15/25	600,000	639,998
4.000%, 08/15/23	800,000	852,366
4.625%, 05/15/44	206,000	214,262
5.000%, 08/15/45	245,000	269,828
Gilead Sciences, Inc. 3.250%, 09/01/22	88,000	93,711
3.650%, 03/01/26	230,000	250,281
3.700%, 04/01/24	500,000	541,433
4.400%, 12/01/21	125,000	141,138
4.500%, 04/01/21	100,000	112,092
4.500%, 02/01/45	175,000	190,753
4.600%, 09/01/35	268,000	297,988
4.750%, 03/01/46	395,000	449,156
4.800%, 04/01/44	60,000	67,502

		7,830,815

Building Materials—0.0%
CRH America, Inc. 3.875%, 05/18/25 (144A)	334,000	352,426
Masco Corp. 3.500%, 04/01/21	170,000	173,451
4.375%, 04/01/26	205,000	211,455

		737,332

Chemicals—0.3%
Agrium, Inc. 3.375%, 03/15/25 (b)	390,000	396,710
CF Industries, Inc. 4.950%, 06/01/43	65,000	59,770
5.375%, 03/15/44	225,000	212,187
Dow Chemical Co. (The) 3.000%, 11/15/22	82,000	84,247
4.125%, 11/15/21	27,000	29,621
8.550%, 05/15/19	45,000	53,417
E.I. du Pont de Nemours & Co. 6.500%, 01/15/28	40,000	50,728
Ecolab, Inc. 1.450%, 12/08/17	70,000	70,122
3.250%, 01/14/23	290,000	304,479
LYB International Finance B.V. 4.875%, 03/15/44	435,000	459,949

Chemicals—(Continued)
Monsanto Co. 1.150%, 06/30/17	325,000	324,750
Mosaic Co. (The) 4.250%, 11/15/23	177,000	190,639
4.875%, 11/15/41	100,000	100,892
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	23,000	29,024
7.375%, 08/01/18	800,000	860,989
Potash Corp. of Saskatchewan, Inc. 5.875%, 12/01/36	400,000	481,516
PPG Industries, Inc. 3.600%, 11/15/20	155,000	162,979
Praxair, Inc. 2.200%, 08/15/22	30,000	30,829
2.450%, 02/15/22	300,000	311,759
Union Carbide Corp. 7.500%, 06/01/25	701,000	877,759
7.750%, 10/01/96	100,000	122,137
7.875%, 04/01/23	30,000	38,052

		5,252,555

Commercial Services—0.1%
California Institute of Technology 4.700%, 11/01/2111	165,000	180,968
ERAC USA Finance LLC 3.300%, 10/15/22 (144A)	100,000	103,774
6.700%, 06/01/34 (144A)	500,000	662,450
Total System Services, Inc. 4.800%, 04/01/26	45,000	48,797
University of Pennsylvania 4.674%, 09/01/2112	254,000	290,502

		1,286,491

Computers—0.4%
Apple, Inc. 0.887%, 05/03/18 (c)	305,000	305,465
2.150%, 02/09/22 (b)	695,000	708,323
2.250%, 02/23/21	205,000	210,920
2.400%, 05/03/23	385,000	392,065
2.700%, 05/13/22	230,000	240,246
2.850%, 05/06/21	322,000	340,080
3.250%, 02/23/26	588,000	624,207
3.450%, 02/09/45	545,000	512,110
3.850%, 05/04/43	543,000	545,183
4.375%, 05/13/45	320,000	348,635
4.500%, 02/23/36	700,000	787,849
4.650%, 02/23/46	350,000	395,352
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 4.420%, 06/15/21 (144A)	540,000	555,806
5.450%, 06/15/23 (144A)	777,000	806,194
6.020%, 06/15/26 (144A)	195,000	203,285
8.100%, 07/15/36 (144A)	245,000	264,122
8.350%, 07/15/46 (144A)	95,000	102,135

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
HP Enterprise Services LLC 7.450%, 10/15/29	138,000	$167,512
International Business Machines Corp. 2.250%, 02/19/21 (b)	105,000	108,271
7.625%, 10/15/18	300,000	342,701

		7,960,461

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The) 1.900%, 11/01/19	288,000	296,102
5.500%, 02/01/34	117,000	156,624
5.800%, 08/15/34	300,000	415,378
8.000%, 10/26/29	160,000	241,316

		1,109,420

Distribution/Wholesale—0.0%
WW Grainger, Inc. 3.750%, 05/15/46	103,000	106,375
4.600%, 06/15/45	157,000	186,296

		292,671

Diversified Financial Services—0.9%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.950%, 02/01/22	1,480,000	1,480,000
AIG Global Funding 1.650%, 12/15/17 (144A)	310,000	311,352
Air Lease Corp. 2.625%, 09/04/18	945,000	944,801
3.375%, 06/01/21	365,000	374,114
American Express Co. 1.550%, 05/22/18	158,000	158,782
3.625%, 12/05/24	475,000	487,165
7.000%, 03/19/18	250,000	273,083
American Express Credit Corp. 2.250%, 05/05/21	430,000	437,628
BlackRock, Inc. 3.375%, 06/01/22	55,000	59,756
3.500%, 03/18/24	45,000	48,818
6.250%, 09/15/17	250,000	265,859
Blackstone Holdings Finance Co. LLC 4.450%, 07/15/45 (144A)	66,000	66,609
5.875%, 03/15/21 (144A)	250,000	292,940
Capital One Bank USA N.A. 2.250%, 02/13/19	435,000	440,561
3.375%, 02/15/23	1,485,000	1,516,780
Charles Schwab Corp. (The) 4.450%, 07/22/20	400,000	443,587
China Overseas Finance Investment Cayman V, Ltd. Zero Coupon, 01/05/23	1,800,000	1,815,750
CME Group, Inc. 3.000%, 09/15/22	300,000	318,453
GE Capital International Funding Co. Unlimited Co. 2.342%, 11/15/20 (144A)	1,656,000	1,705,947
4.418%, 11/15/35 (144A)	1,187,000	1,331,323

Diversified Financial Services—(Continued)
Intercontinental Exchange, Inc. 4.000%, 10/15/23	118,000	128,067
Invesco Finance plc 3.750%, 01/15/26	97,000	104,124
5.375%, 11/30/43	75,000	88,066
Jefferies Group LLC 5.125%, 04/13/18	75,000	78,446
6.875%, 04/15/21	375,000	425,883
Legg Mason, Inc. 4.750%, 03/15/26	39,000	41,126
5.625%, 01/15/44	80,000	82,193
National Rural Utilities Cooperative Finance Corp. 2.700%, 02/15/23	285,000	296,485
2.850%, 01/27/25	340,000	355,612
8.000%, 03/01/32	400,000	599,147
10.375%, 11/01/18	40,000	48,332
Protective Life Global Funding 1.722%, 04/15/19 (144A)	455,000	457,680
Synchrony Financial 2.700%, 02/03/20	125,000	125,342
4.250%, 08/15/24	155,000	160,414
Visa, Inc. 2.800%, 12/14/22	265,000	279,572
3.150%, 12/14/25	235,000	251,241
4.150%, 12/14/35	300,000	339,290
4.300%, 12/14/45	465,000	538,351

		17,172,679

Electric—2.3%
Alabama Power Co. 3.750%, 03/01/45	235,000	244,381
4.150%, 08/15/44	35,000	38,288
5.500%, 10/15/17	147,000	154,609
5.700%, 02/15/33	150,000	184,543
American Electric Power Co., Inc. 1.650%, 12/15/17	119,000	119,343
Appalachian Power Co. 5.800%, 10/01/35	150,000	180,404
Arizona Public Service Co. 8.750%, 03/01/19	165,000	195,506
Atlantic City Electric Co. 7.750%, 11/15/18	135,000	154,878
Baltimore Gas & Electric Co. 2.800%, 08/15/22	143,000	148,145
3.350%, 07/01/23	460,000	486,433
Berkshire Hathaway Energy Co. 3.500%, 02/01/25	1,200,000	1,294,220
4.500%, 02/01/45	195,000	218,896
CenterPoint Energy Houston Electric LLC 5.600%, 07/01/23	381,000	445,726
6.950%, 03/15/33	100,000	142,714
Cleveland Electric Illuminating Co. (The) 5.500%, 08/15/24	187,000	221,140
7.880%, 11/01/17	315,000	340,117

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
CMS Energy Corp. 3.875%, 03/01/24	138,000	$150,082
Commonwealth Edison Co. 2.550%, 06/15/26	410,000	416,845
4.350%, 11/15/45	380,000	431,746
4.600%, 08/15/43	250,000	294,194
5.875%, 02/01/33	150,000	194,434
6.450%, 01/15/38	175,000	246,044
Consolidated Edison Co. of New York, Inc. 3.850%, 06/15/46	195,000	202,058
3.950%, 03/01/43	300,000	315,084
4.500%, 12/01/45	560,000	636,497
5.700%, 12/01/36	300,000	378,582
5.850%, 04/01/18	180,000	194,655
Consolidated Edison, Inc. 2.000%, 05/15/21	580,000	586,083
Consumers Energy Co. 3.125%, 08/31/24	300,000	317,977
3.950%, 05/15/43	200,000	216,609
5.650%, 04/15/20	350,000	401,223
Dominion Resources, Inc. 3.625%, 12/01/24	260,000	273,467
3.900%, 10/01/25 (b)	375,000	401,716
4.104%, 04/01/21	325,000	343,926
4.450%, 03/15/21	411,000	454,041
4.700%, 12/01/44	260,000	282,090
5.250%, 08/01/33	400,000	443,927
DTE Electric Co. 3.375%, 03/01/25	250,000	271,859
4.300%, 07/01/44	490,000	562,664
5.450%, 02/15/35	30,000	36,777
5.700%, 10/01/37	250,000	327,363
DTE Energy Co. 3.850%, 12/01/23	137,000	147,980
Duke Energy Carolinas LLC 3.875%, 03/15/46	190,000	204,084
4.300%, 06/15/20	408,000	453,899
6.000%, 12/01/28	200,000	259,411
6.000%, 01/15/38	60,000	80,376
Duke Energy Corp. 1.034%, 04/03/17 (c)	108,000	107,926
3.050%, 08/15/22	415,000	431,222
3.750%, 04/15/24	660,000	708,700
6.250%, 06/15/18 (b)	375,000	408,646
Duke Energy Indiana LLC 3.750%, 05/15/46	370,000	384,109
Duke Energy Progress LLC 4.150%, 12/01/44	305,000	335,865
6.125%, 09/15/33	500,000	653,868
Edison International 2.950%, 03/15/23	425,000	435,748
Electricite de France S.A. 2.150%, 01/22/19 (144A) (b)	240,000	244,929
4.875%, 01/22/44 (144A)	165,000	173,252
Entergy Arkansas, Inc. 3.050%, 06/01/23	311,000	325,910
Entergy Corp. 4.000%, 07/15/22	270,000	289,733

Electric—(Continued)
Entergy Mississippi, Inc. 2.850%, 06/01/28	245,000	248,878
Exelon Corp. 1.550%, 06/09/17	305,000	305,528
2.450%, 04/15/21	60,000	60,844
3.400%, 04/15/26	495,000	517,338
4.450%, 04/15/46	170,000	181,493
Exelon Generation Co. LLC 2.950%, 01/15/20	500,000	514,331
Florida Power & Light Co. 3.125%, 12/01/25	695,000	745,609
4.050%, 10/01/44	190,000	214,876
4.950%, 06/01/35	300,000	364,596
5.625%, 04/01/34	110,000	142,447
Georgia Power Co. 3.250%, 04/01/26	180,000	191,244
5.400%, 06/01/40	120,000	148,842
Indiana Michigan Power Co. 3.200%, 03/15/23	250,000	260,734
4.550%, 03/15/46	320,000	355,637
ITC Holdings Corp. 3.250%, 06/30/26	190,000	190,144
3.650%, 06/15/24	285,000	296,623
5.300%, 07/01/43	175,000	196,386
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	505,000	539,612
6.150%, 06/01/37	100,000	117,747
Kansas City Power & Light Co. 3.150%, 03/15/23	100,000	102,696
6.375%, 03/01/18	150,000	161,476
7.150%, 04/01/19	250,000	287,317
Kentucky Utilities Co. 3.300%, 10/01/25	340,000	367,215
4.375%, 10/01/45	135,000	154,422
Louisville Gas & Electric Co. 4.375%, 10/01/45	65,000	74,643
5.125%, 11/15/40	125,000	154,162
Metropolitan Edison Co. 3.500%, 03/15/23 (144A)	220,000	226,445
4.000%, 04/15/25 (144A)	230,000	240,540
MidAmerican Energy Co. 3.700%, 09/15/23	300,000	330,421
Mississippi Power Co. 4.250%, 03/15/42	101,000	90,281
Nevada Power Co. 6.500%, 08/01/18	425,000	470,943
6.650%, 04/01/36	150,000	208,115
NextEra Energy Capital Holdings, Inc. 2.400%, 09/15/19	159,000	162,330
Niagara Mohawk Power Corp. 4.278%, 10/01/34 (144A)	264,000	286,370
Nisource Finance Corp. 4.800%, 02/15/44	455,000	521,836
5.450%, 09/15/20	1,075,000	1,216,851
6.250%, 12/15/40	75,000	97,552
6.800%, 01/15/19	227,000	255,263

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Northern States Power Co. 2.150%, 08/15/22	500,000	$509,772
Oglethorpe Power Corp. 4.250%, 04/01/46	335,000	353,328
4.550%, 06/01/44	60,000	63,481
5.375%, 11/01/40	115,000	137,175
Oklahoma Gas & Electric Co. 4.550%, 03/15/44	170,000	195,500
Oncor Electric Delivery Co. LLC 2.150%, 06/01/19	240,000	243,882
2.950%, 04/01/25	30,000	31,215
Pacific Gas & Electric Co. 2.450%, 08/15/22	91,000	92,949
2.950%, 03/01/26	105,000	109,344
3.250%, 06/15/23	300,000	319,927
3.400%, 08/15/24	595,000	636,999
3.500%, 06/15/25	305,000	332,476
4.250%, 03/15/46	205,000	227,788
4.300%, 03/15/45	195,000	218,648
4.750%, 02/15/44	140,000	165,391
5.800%, 03/01/37	255,000	331,956
6.050%, 03/01/34	250,000	333,090
PacifiCorp 2.950%, 02/01/22	570,000	604,001
2.950%, 06/01/23	350,000	368,775
5.500%, 01/15/19	65,000	71,580
5.900%, 08/15/34	15,000	18,413
6.100%, 08/01/36	116,000	155,940
6.250%, 10/15/37	260,000	359,073
7.700%, 11/15/31	40,000	62,016
Peco Energy Co. 2.375%, 09/15/22	250,000	257,294
5.350%, 03/01/18	530,000	566,463
PPL Capital Funding, Inc. 3.100%, 05/15/26	330,000	333,586
6.700%, 03/30/67 (c)	305,000	255,895
PPL Electric Utilities Corp. 2.500%, 09/01/22	86,000	88,915
4.750%, 07/15/43	42,000	50,896
Progress Energy, Inc. 7.000%, 10/30/31	325,000	437,644
PSEG Power LLC 2.450%, 11/15/18	45,000	45,796
4.150%, 09/15/21	110,000	117,431
4.300%, 11/15/23 (b)	74,000	77,723
Public Service Co. of Colorado 2.250%, 09/15/22	47,000	48,196
3.950%, 03/15/43	200,000	217,624
5.125%, 06/01/19	150,000	167,320
5.800%, 08/01/18	130,000	142,136
Public Service Co. of New Hampshire 3.500%, 11/01/23	55,000	58,982
6.000%, 05/01/18	410,000	443,745
Public Service Co. of Oklahoma 5.150%, 12/01/19	50,000	55,639
6.625%, 11/15/37	100,000	128,050

Electric—(Continued)
Public Service Electric & Gas Co. 3.650%, 09/01/42	56,000	59,095
3.800%, 03/01/46 (b)	240,000	260,365
Puget Sound Energy, Inc. 6.974%, 06/01/67 (c)	450,000	381,938
San Diego Gas & Electric Co. 2.500%, 05/15/26	220,000	223,569
5.350%, 05/15/35	100,000	125,873
6.000%, 06/01/26	100,000	131,054
Sierra Pacific Power Co. 2.600%, 05/01/26 (144A)	370,000	378,119
6.750%, 07/01/37	150,000	214,569
South Carolina Electric & Gas Co. 4.500%, 06/01/64	19,000	19,647
Southern California Edison Co. 2.400%, 02/01/22	715,000	741,230
3.500%, 10/01/23	239,000	261,633
3.600%, 02/01/45	180,000	186,960
4.650%, 10/01/43	200,000	242,255
Southern Co. (The) 4.400%, 07/01/46	430,000	462,217
Southern Power Co. 1.850%, 12/01/17	173,000	174,365
5.150%, 09/15/41	315,000	339,837
5.250%, 07/15/43	140,000	152,778
Southwestern Electric Power Co. 3.900%, 04/01/45	340,000	337,313
TECO Finance, Inc. 6.572%, 11/01/17	150,000	159,250
Toledo Edison Co. (The) 6.150%, 05/15/37	250,000	307,319
7.250%, 05/01/20	15,000	17,457
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	300,000	320,746
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46 (144A)	130,000	134,284
Virginia Electric & Power Co. 1.200%, 01/15/18	33,000	33,026
3.450%, 02/15/24	122,000	132,131
Xcel Energy, Inc. 3.300%, 06/01/25	215,000	226,769
4.700%, 05/15/20	245,000	270,784

		45,327,368

Electrical Components & Equipment—0.0%
Emerson Electric Co. 5.250%, 10/15/18	375,000	410,899
6.000%, 08/15/32	70,000	91,134

		502,033

Electronics—0.1%
Arrow Electronics, Inc. 3.000%, 03/01/18	26,000	26,266
7.500%, 01/15/27	661,000	803,360

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—(Continued)
Honeywell International, Inc. 5.000%, 02/15/19	105,000	$115,729
Koninklijke Philips NV 3.750%, 03/15/22	100,000	107,402
6.875%, 03/11/38	100,000	130,067

		1,182,824

Engineering & Construction—0.0%
ABB Finance USA, Inc. 2.875%, 05/08/22	100,000	104,181

Environmental Control—0.1%
Republic Services, Inc. 5.500%, 09/15/19	600,000	670,022
6.086%, 03/15/35	230,000	288,636
Waste Management, Inc. 2.400%, 05/15/23	489,000	496,055
2.900%, 09/15/22	354,000	370,616
3.900%, 03/01/35	42,000	44,011

		1,869,340

Food—0.4%
ConAgra Foods, Inc. 2.100%, 03/15/18	21,000	21,196
3.250%, 09/15/22	200,000	206,931
6.625%, 08/15/39	70,000	78,085
7.125%, 10/01/26	19,000	24,688
General Mills, Inc. 3.150%, 12/15/21	244,000	260,048
5.650%, 02/15/19	500,000	555,750
Kellogg Co. 4.000%, 12/15/20	64,000	70,147
7.450%, 04/01/31	500,000	694,379
Kraft Heinz Foods Co. 2.800%, 07/02/20 (144A)	305,000	316,725
3.950%, 07/15/25 (144A)	808,000	878,521
4.375%, 06/01/46 (144A)	500,000	528,761
5.000%, 06/04/42	130,000	149,463
5.200%, 07/15/45 (144A)	464,000	549,449
6.125%, 08/23/18	590,000	647,036
6.875%, 01/26/39	300,000	409,648
Kroger Co. (The) 2.300%, 01/15/19	70,000	71,422
3.300%, 01/15/21	308,000	327,343
6.400%, 08/15/17	100,000	105,804
7.700%, 06/01/29	310,000	434,892
8.000%, 09/15/29	400,000	574,494
Mondelez International, Inc. 4.000%, 02/01/24	220,000	240,607
Sysco Corp. 2.500%, 07/15/21	155,000	158,389
3.750%, 10/01/25	83,000	88,806
4.850%, 10/01/45	73,000	81,640
5.375%, 09/21/35	100,000	118,321

Food—(Continued)
Tyson Foods, Inc. 2.650%, 08/15/19	96,000	98,625
4.875%, 08/15/34	250,000	278,904

		7,970,074

Forest Products & Paper—0.0%
International Paper Co. 3.800%, 01/15/26	565,000	592,934

Gas—0.2%
AGL Capital Corp. 3.250%, 06/15/26	425,000	434,386
5.875%, 03/15/41	147,000	179,367
6.000%, 10/01/34	250,000	307,768
6.375%, 07/15/16	450,000	450,516
Atmos Energy Corp. 6.350%, 06/15/17 (b)	355,000	372,040
8.500%, 03/15/19	350,000	412,622
CenterPoint Energy Resources Corp. 5.850%, 01/15/41	246,000	285,504
Dominion Gas Holdings LLC 2.500%, 12/15/19	160,000	163,652
2.800%, 11/15/20 (b)	433,000	447,435
4.800%, 11/01/43	765,000	828,851
Sempra Energy 2.400%, 03/15/20	120,000	122,497
2.875%, 10/01/22	580,000	593,345
9.800%, 02/15/19	200,000	240,728

		4,838,711

Healthcare-Products—0.4%
Abbott Laboratories 5.125%, 04/01/19	158,000	173,556
Becton Dickinson & Co. 2.675%, 12/15/19	586,000	602,720
3.734%, 12/15/24	165,000	177,729
3.875%, 05/15/24	350,000	380,917
4.685%, 12/15/44	300,000	337,973
C.R. Bard, Inc. 1.375%, 01/15/18	250,000	250,987
Covidien International Finance S.A. 6.000%, 10/15/17	200,000	212,628
Medtronic, Inc. 3.150%, 03/15/22	2,225,000	2,374,451
3.500%, 03/15/25	335,000	365,192
4.375%, 03/15/35	351,000	397,030
4.625%, 03/15/45	400,000	470,356
Stryker Corp.
3.500%, 03/15/26	90,000	95,479
4.625%, 03/15/46	235,000	264,031
Thermo Fisher Scientific, Inc. 1.850%, 01/15/18	780,000	785,139
3.150%, 01/15/23	52,000	53,133
3.600%, 08/15/21	176,000	186,576
4.150%, 02/01/24	651,000	710,498

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Zimmer Biomet Holdings, Inc. 2.000%, 04/01/18	525,000	$529,387

		8,367,782

Healthcare-Services—0.5%
Aetna, Inc. 2.800%, 06/15/23	120,000	122,580
3.200%, 06/15/26	270,000	277,782
3.500%, 11/15/24	250,000	263,752
3.950%, 09/01/20	520,000	558,117
4.125%, 06/01/21	916,000	1,000,898
4.250%, 06/15/36	314,000	324,417
Anthem, Inc. 2.300%, 07/15/18	510,000	517,336
3.125%, 05/15/22	100,000	103,457
3.300%, 01/15/23	35,000	36,152
3.500%, 08/15/24	165,000	170,828
5.100%, 01/15/44	605,000	680,076
5.950%, 12/15/34	700,000	850,086
Ascension Health 3.945%, 11/15/46	196,000	211,385
Cigna Corp. 4.000%, 02/15/22	240,000	258,510
5.125%, 06/15/20	330,000	366,185
Howard Hughes Medical Institute 3.500%, 09/01/23	200,000	220,710
Laboratory Corp. of America Holdings 3.200%, 02/01/22	215,000	222,392
Mayo Clinic
4.128%, 11/15/52	78,000	87,766
Quest Diagnostics, Inc. 3.450%, 06/01/26	91,000	94,136
Roche Holdings, Inc. 2.250%, 09/30/19 (144A)	300,000	308,711
UnitedHealth Group, Inc. 2.700%, 07/15/20	130,000	135,397
2.750%, 02/15/23	46,000	47,285
2.875%, 03/15/22	400,000	417,734
2.875%, 03/15/23	300,000	312,320
3.100%, 03/15/26	475,000	495,263
3.750%, 07/15/25	205,000	224,909
3.950%, 10/15/42	250,000	261,562
4.625%, 07/15/35	155,000	180,017
4.700%, 02/15/21	64,000	72,260
4.750%, 07/15/45	35,000	42,165
5.800%, 03/15/36	225,000	295,045
6.625%, 11/15/37	175,000	247,388

		9,406,621

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd. 2.000%, 11/08/17 (144A)	200,000	201,951
MUFG Americas Holdings Corp. 3.000%, 02/10/25	145,000	147,490

		349,441

Household Products/Wares—0.0%
Kimberly-Clark Corp. 5.300%, 03/01/41	225,000	300,971
6.125%, 08/01/17	98,000	103,512

		404,483

Housewares—0.0%
Newell Brands, Inc. 5.500%, 04/01/46	195,000	231,997

Insurance—1.0%
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	785,000	1,021,408
Allstate Corp. (The) 3.150%, 06/15/23	173,000	183,970
American International Group, Inc. 3.875%, 01/15/35	75,000	71,810
4.500%, 07/16/44	191,000	184,782
4.700%, 07/10/35	150,000	155,086
4.800%, 07/10/45	775,000	785,562
Aon Corp. 5.000%, 09/30/20	200,000	223,378
Berkshire Hathaway Finance Corp. 1.300%, 05/15/18	129,000	129,812
3.000%, 05/15/22	400,000	427,344
4.300%, 05/15/43	285,000	316,314
Berkshire Hathaway, Inc. 2.750%, 03/15/23	400,000	413,293
3.125%, 03/15/26	670,000	702,524
Chubb INA Holdings, Inc. 2.300%, 11/03/20	200,000	205,627
2.700%, 03/13/23	200,000	205,533
2.875%, 11/03/22	110,000	115,065
4.350%, 11/03/45	190,000	218,580
5.800%, 03/15/18	401,000	430,961
CNA Financial Corp. 7.250%, 11/15/23	153,000	185,655
7.350%, 11/15/19	245,000	282,916
Guardian Life Global Funding 2.000%, 04/26/21 (144A)	165,000	167,171
Jackson National Life Global Funding 2.250%, 04/29/21 (144A)	1,320,000	1,337,007
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	220,000	242,928
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	500,000	626,359
Lincoln National Corp.
6.250%, 02/15/20	375,000	421,618
Manulife Financial Corp. 4.150%, 03/04/26	750,000	804,455
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	401,000	600,072
MassMutual Global Funding II 2.000%, 04/15/21 (144A) (b)	440,000	445,663
2.100%, 08/02/18 (144A)	250,000	255,009

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Nationwide Mutual Insurance Co. 7.875%, 04/01/33 (144A)	200,000	$267,629
8.250%, 12/01/31 (144A)	135,000	188,632
9.375%, 08/15/39 (144A)	138,000	209,807
New York Life Global Funding 1.550%, 11/02/18 (144A)	485,000	489,502
2.000%, 04/13/21 (144A)	140,000	141,868
2.150%, 06/18/19 (144A)	365,000	373,899
2.450%, 07/14/16 (144A)	150,000	150,063
New York Life Insurance Co. 5.875%, 05/15/33 (144A)	400,000	491,448
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	200,000	303,241
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	617,000	620,855
2.200%, 05/16/19 (144A)	280,000	286,650
2.550%, 11/24/20 (144A)	280,000	289,470
Principal Financial Group, Inc. 6.050%, 10/15/36	100,000	125,055
Principal Life Global Funding II 2.625%, 11/19/20 (144A)	440,000	452,986
3.000%, 04/18/26 (144A)	234,000	238,664
Prudential Financial, Inc. 3.500%, 05/15/24	550,000	571,508
5.100%, 08/15/43	200,000	220,409
5.200%, 03/15/44 (c)	445,000	436,322
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	800,000	1,066,465
Reliance Standard Life Global Funding II 2.375%, 05/04/20 (144A)	475,000	476,846
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	120,000	126,769
Teachers Insurance & Annuity Association of America 4.900%, 09/15/44 (144A)	136,000	152,647
Travelers Cos., Inc. (The) 3.750%, 05/15/46	260,000	272,066
3.900%, 11/01/20	25,000	27,434
6.750%, 06/20/36	175,000	252,313
Travelers Property Casualty Corp. 6.375%, 03/15/33	100,000	135,412
Voya Financial, Inc. 2.900%, 02/15/18	431,000	439,066
3.650%, 06/15/26	120,000	120,565
4.800%, 06/15/46	85,000	84,912

		20,172,405

Internet—0.1%
Amazon.com, Inc. 2.600%, 12/05/19	267,000	278,497
3.800%, 12/05/24	790,000	885,457
4.800%, 12/05/34	189,000	222,304
eBay, Inc. 2.600%, 07/15/22	645,000	638,676

		2,024,934

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23	90,000	96,117
5.200%, 08/01/43	403,000	435,772
5.850%, 06/01/18	550,000	591,276

		1,123,165

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 7.050%, 10/01/18	155,000	174,049
Caterpillar, Inc. 5.300%, 09/15/35	400,000	482,624
7.300%, 05/01/31	584,000	794,586

		1,451,259

Machinery-Diversified—0.2%
Deere & Co. 5.375%, 10/16/29	1,175,000	1,499,321
8.100%, 05/15/30	61,000	92,110
John Deere Capital Corp. 1.200%, 10/10/17	59,000	59,230
1.700%, 01/15/20	43,000	43,332
2.375%, 07/14/20	180,000	185,856
2.450%, 09/11/20	205,000	211,727
2.800%, 03/04/21	210,000	220,467
2.800%, 01/27/23	122,000	127,501
2.800%, 03/06/23	800,000	841,024
Roper Technologies, Inc. 3.000%, 12/15/20	83,000	85,811

		3,366,379

Media—1.0%
21st Century Fox America, Inc. 4.750%, 09/15/44	265,000	293,590
4.950%, 10/15/45	100,000	113,863
5.400%, 10/01/43	340,000	394,923
7.125%, 04/08/28	220,000	293,103
7.250%, 05/18/18	265,000	293,475
7.280%, 06/30/28	400,000	537,466
7.300%, 04/30/28	218,000	288,921
7.625%, 11/30/28	100,000	138,354
CBS Corp. 2.300%, 08/15/19	500,000	507,695
3.700%, 08/15/24	265,000	276,744
4.000%, 01/15/26	167,000	178,250
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, 07/23/20 (144A)	170,000	177,725
4.464%, 07/23/22 (144A)	757,000	813,575
4.908%, 07/23/25 (144A)	215,000	235,060
6.384%, 10/23/35 (144A)	165,000	195,391
6.484%, 10/23/45 (144A)	365,000	435,818

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp. 3.150%, 03/01/26	275,000	$292,707
4.250%, 01/15/33	303,000	334,320
4.500%, 01/15/43	135,000	152,400
4.600%, 08/15/45	700,000	805,956
4.750%, 03/01/44	450,000	524,711
5.875%, 02/15/18	100,000	107,699
6.500%, 11/15/35	185,000	257,176
7.050%, 03/15/33	187,000	261,877
COX Communications, Inc. 6.450%, 12/01/36 (144A)	500,000	511,036
Discovery Communications LLC 4.375%, 06/15/21	525,000	563,726
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	220,854
8.500%, 03/11/32	100,000	130,652
Historic TW, Inc. 6.875%, 06/15/18	100,000	110,460
NBCUniversal Media LLC 4.375%, 04/01/21	320,000	358,582
4.450%, 01/15/43	145,000	162,332
5.950%, 04/01/41	300,000	403,654
TCI Communications, Inc. 7.875%, 02/15/26	996,000	1,427,276
Thomson Reuters Corp. 3.950%, 09/30/21	500,000	533,216
Time Warner Cable, Inc. 5.000%, 02/01/20	585,000	635,863
5.500%, 09/01/41	570,000	598,719
Time Warner Cos., Inc. 7.570%, 02/01/24	50,000	63,498
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	715,000	968,766
Time Warner, Inc. 3.600%, 07/15/25	125,000	132,268
4.050%, 12/15/23 (b)	286,000	315,289
4.650%, 06/01/44	130,000	136,647
4.750%, 03/29/21	500,000	561,684
4.850%, 07/15/45	815,000	886,124
5.350%, 12/15/43	90,000	103,106
6.500%, 11/15/36	250,000	317,036
7.625%, 04/15/31	350,000	480,072
Viacom, Inc. 3.250%, 03/15/23 (b)	44,000	43,287
4.375%, 03/15/43	569,000	459,621
6.125%, 10/05/17	400,000	421,637
6.875%, 04/30/36	375,000	411,667
Walt Disney Co. (The) 3.000%, 02/13/26	300,000	322,738
3.700%, 12/01/42	265,000	283,250
7.000%, 03/01/32	55,000	79,274

		19,553,133

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	310,279
4.200%, 06/15/35	60,000	67,621

		377,900

Mining—0.2%
BHP Billiton Finance USA, Ltd. 2.050%, 09/30/18	137,000	138,795
2.875%, 02/24/22	400,000	415,260
3.250%, 11/21/21	500,000	528,475
4.125%, 02/24/42	185,000	190,736
5.000%, 09/30/43	85,000	98,768
5.400%, 03/29/17	450,000	463,749
Freeport Minerals Corp. 9.500%, 06/01/31	500,000	475,000
Freeport-McMoRan, Inc. 3.875%, 03/15/23	882,000	771,750
Rio Tinto Finance USA plc 2.875%, 08/21/22 (b)	195,000	197,980
Rio Tinto Finance USA, Ltd. 3.750%, 06/15/25 (b)	660,000	690,440
7.125%, 07/15/28	280,000	355,442
Teck Resources, Ltd. 3.750%, 02/01/23 (b)	128,000	97,280
6.250%, 07/15/41	290,000	205,900

		4,629,575

Miscellaneous Manufacturing—0.4%
Eaton Corp. 5.800%, 03/15/37	375,000	455,052
7.650%, 11/15/29	100,000	139,417
General Electric Co. 1.600%, 11/20/17	350,000	353,122
2.100%, 12/11/19	35,000	36,108
2.700%, 10/09/22	148,000	155,326
3.375%, 03/11/24	218,000	237,274
4.125%, 10/09/42	380,000	417,972
4.375%, 09/16/20	149,000	165,948
4.500%, 03/11/44	1,055,000	1,217,448
5.000%, 01/21/21 (c)	236,000	250,396
5.500%, 01/08/20	430,000	491,499
6.750%, 03/15/32	287,000	402,790
Honeywell, Inc. 6.625%, 06/15/28	250,000	336,160
Illinois Tool Works, Inc. 3.900%, 09/01/42	200,000	215,018
6.250%, 04/01/19	172,000	194,488
Ingersoll-Rand Co. 6.443%, 11/15/27	300,000	374,425
Ingersoll-Rand Global Holding Co., Ltd. 4.250%, 06/15/23	135,000	149,866
6.875%, 08/15/18	272,000	302,036
Parker-Hannifin Corp.
3.300%, 11/21/24	114,000	123,215
6.550%, 07/15/18	500,000	549,069

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
Pentair Finance S.A. 4.650%, 09/15/25	137,000	$142,682
Siemens Financieringsmaatschappij NV 5.750%, 10/17/16 (144A)	230,000	233,222
Textron, Inc. 3.875%, 03/01/25	105,000	110,939
Tyco International Finance S.A. 3.900%, 02/14/26	128,000	137,848

		7,191,320

Oil & Gas—1.5%
Alberta Energy Co., Ltd. 7.375%, 11/01/31	500,000	528,436
Apache Corp. 3.250%, 04/15/22	300,000	307,321
5.100%, 09/01/40	300,000	312,440
6.000%, 01/15/37	150,000	171,151
BP Capital Markets plc 1.375%, 11/06/17	40,000	40,140
2.241%, 09/26/18	650,000	663,679
2.750%, 05/10/23	335,000	337,557
3.062%, 03/17/22	285,000	294,479
3.119%, 05/04/26	225,000	229,830
3.245%, 05/06/22	940,000	986,498
3.814%, 02/10/24	500,000	535,657
Burlington Resources Finance Co. 7.400%, 12/01/31	300,000	391,636
Canadian Natural Resources, Ltd. 1.750%, 01/15/18	188,000	186,354
3.800%, 04/15/24	111,000	109,537
Canadian Natural Resources, Ltd.
5.850%, 02/01/35	405,000	409,236
7.200%, 01/15/32	200,000	222,154
Cenovus Energy, Inc. 3.000%, 08/15/22	50,000	45,643
3.800%, 09/15/23	500,000	470,557
5.700%, 10/15/19	325,000	343,756
Chevron Corp. 1.344%, 11/09/17	995,000	999,224
1.365%, 03/02/18	250,000	251,373
2.100%, 05/16/21	930,000	947,752
2.355%, 12/05/22	330,000	334,961
2.419%, 11/17/20	400,000	412,605
2.566%, 05/16/23	400,000	408,518
ConocoPhillips 3.350%, 05/15/25 (b)	50,000	51,685
5.900%, 10/15/32	250,000	291,110
6.000%, 01/15/20	325,000	369,640
ConocoPhillips Holding Co. 6.950%, 04/15/29	225,000	280,815
Devon Energy Corp. 3.250%, 05/15/22 (b)	130,000	126,073
5.000%, 06/15/45	210,000	195,903
7.950%, 04/15/32	235,000	269,267

Oil & Gas—(Continued)
Devon Financing Co. LLC 7.875%, 09/30/31	250,000	290,919
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	228,000	162,448
Ensco plc 4.700%, 03/15/21 (b)	438,000	363,943
5.200%, 03/15/25	105,000	72,975
EOG Resources, Inc. 2.625%, 03/15/23	73,000	72,717
5.100%, 01/15/36	431,000	491,819
5.875%, 09/15/17	50,000	52,642
6.875%, 10/01/18	120,000	133,301
Exxon Mobil Corp. 2.726%, 03/01/23	1,060,000	1,106,649
3.043%, 03/01/26	208,000	220,795
3.567%, 03/06/45	149,000	154,214
4.114%, 03/01/46	110,000	124,060
Hess Corp.
7.875%, 10/01/29	175,000	208,427
Kerr-McGee Corp. 7.875%, 09/15/31	1,000,000	1,191,451
Marathon Oil Corp. 6.800%, 03/15/32	727,000	738,006
Marathon Petroleum Corp. 3.625%, 09/15/24	241,000	236,661
Nabors Industries, Inc. 2.350%, 09/15/16	200,000	199,691
4.625%, 09/15/21	115,000	105,528
5.000%, 09/15/20	110,000	103,502
Noble Energy, Inc. 3.900%, 11/15/24	122,000	123,941
5.050%, 11/15/44	107,000	107,752
5.250%, 11/15/43	370,000	376,190
6.000%, 03/01/41	215,000	231,224
Noble Holding International, Ltd. 5.250%, 03/15/42	250,000	142,500
6.050%, 03/01/41	500,000	300,000
7.950%, 04/01/45	218,000	153,145
Occidental Petroleum Corp. 3.400%, 04/15/26	114,000	120,235
3.500%, 06/15/25	193,000	203,948
4.625%, 06/15/45	79,000	88,096
8.450%, 02/15/29	135,000	198,075
Petro-Canada 5.350%, 07/15/33	165,000	180,882
Phillips 66 4.650%, 11/15/34	229,000	244,113
4.875%, 11/15/44	700,000	764,093
Shell International Finance B.V. 1.375%, 05/10/19 (b)	755,000	757,624
1.875%, 05/10/21	505,000	507,676
2.125%, 05/11/20	210,000	214,331
2.250%, 11/10/20	111,000	113,929
2.375%, 08/21/22	440,000	450,451
2.875%, 05/10/26	164,000	166,621
3.250%, 05/11/25	150,000	157,363

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Shell International Finance B.V.
3.400%, 08/12/23	350,000	$371,970
3.625%, 08/21/42	25,000	24,059
4.000%, 05/10/46	400,000	407,963
4.550%, 08/12/43	350,000	389,277
5.200%, 03/22/17	500,000	515,609
5.500%, 03/25/40	86,000	106,515
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	582,000	628,260
Statoil ASA 1.200%, 01/17/18	25,000	25,040
5.100%, 08/17/40	100,000	119,774
7.250%, 09/23/27	205,000	285,010
Suncor Energy, Inc. 5.950%, 12/01/34	100,000	118,003
6.100%, 06/01/18	805,000	870,491
7.150%, 02/01/32	100,000	124,343
Tosco Corp. 8.125%, 02/15/30	526,000	702,082
Total Capital Canada, Ltd. 2.750%, 07/15/23	1,229,000	1,263,139
Total Capital International S.A. 2.700%, 01/25/23	564,000	580,075
Transocean, Inc. 7.500%, 04/15/31	55,000	36,025
8.125%, 12/15/21 (b)	280,000	236,600

		29,961,159

Oil & Gas Services—0.1%
Baker Hughes, Inc. 5.125%, 09/15/40	265,000	298,866
Halliburton Co. 3.500%, 08/01/23	214,000	221,974
4.850%, 11/15/35	85,000	92,042
5.000%, 11/15/45	116,000	127,587
6.700%, 09/15/38	350,000	440,613
National Oilwell Varco, Inc. 1.350%, 12/01/17	29,000	28,790
2.600%, 12/01/22	200,000	186,493
Schlumberger Holdings Corp. 2.350%, 12/21/18 (144A)	400,000	407,804
Schlumberger Investment S.A. 3.650%, 12/01/23	358,000	384,302

		2,188,471

Pharmaceuticals—1.4%
AbbVie, Inc. 1.750%, 11/06/17	874,000	879,162
2.300%, 05/14/21	105,000	106,276
2.900%, 11/06/22	500,000	509,810
3.200%, 11/06/22	359,000	371,217
3.600%, 05/14/25	410,000	429,610
4.300%, 05/14/36	63,000	64,257
4.450%, 05/14/46	385,000	390,406
4.500%, 05/14/35	925,000	966,776
4.700%, 05/14/45	465,000	491,761

Pharmaceuticals—(Continued)
Actavis Funding SCS 3.000%, 03/12/20	750,000	773,497
3.450%, 03/15/22	915,000	950,282
3.800%, 03/15/25	903,000	940,771
4.550%, 03/15/35	760,000	781,068
Actavis, Inc. 1.875%, 10/01/17	545,000	547,721
AstraZeneca plc 2.375%, 11/16/20 (b)	425,000	436,058
3.375%, 11/16/25	1,087,000	1,139,551
5.900%, 09/15/17	200,000	211,330
6.450%, 09/15/37	360,000	491,372
Baxalta, Inc. 3.600%, 06/23/22	329,000	339,551
4.000%, 06/23/25	415,000	433,050
5.250%, 06/23/45	125,000	135,578
Bayer U.S. Finance LLC 1.500%, 10/06/17 (144A)	285,000	285,266
Bristol-Myers Squibb Co. 6.875%, 08/01/97	100,000	153,003
Cardinal Health, Inc. 2.400%, 11/15/19	128,000	131,180
3.200%, 03/15/23	155,000	161,700
3.750%, 09/15/25 (b)	169,000	183,861
Express Scripts Holding Co. 2.650%, 02/15/17	229,000	231,435
3.400%, 03/01/27	300,000	299,618
3.500%, 06/15/24	249,000	257,056
4.500%, 02/25/26	255,000	280,154
4.800%, 07/15/46	185,000	184,753
6.125%, 11/15/41	350,000	417,235
Express Scripts, Inc. 7.250%, 06/15/19 (b)	135,000	155,506
Forest Laboratories LLC 4.875%, 02/15/21 (144A)	220,000	244,185
5.000%, 12/15/21 (144A)	225,000	251,805
GlaxoSmithKline Capital plc 2.850%, 05/08/22	500,000	526,128
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/23	143,000	150,059
5.375%, 04/15/34	300,000	380,490
Johnson & Johnson 2.450%, 03/01/26	300,000	310,457
3.550%, 03/01/36	90,000	99,432
6.950%, 09/01/29	700,000	1,056,454
McKesson Corp. 2.850%, 03/15/23	420,000	428,408
3.796%, 03/15/24	750,000	812,020
Mead Johnson Nutrition Co. 3.000%, 11/15/20	89,000	92,977
4.900%, 11/01/19	135,000	148,817
5.900%, 11/01/39	300,000	363,960
Medco Health Solutions, Inc. 4.125%, 09/15/20	450,000	485,329

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Merck & Co., Inc. 2.350%, 02/10/22	500,000	$515,048
2.400%, 09/15/22	62,000	63,760
2.750%, 02/10/25	629,000	657,694
3.700%, 02/10/45	175,000	185,442
6.550%, 09/15/37	150,000	216,918
Mylan NV 3.150%, 06/15/21 (144A)	335,000	339,807
3.950%, 06/15/26 (144A)	695,000	703,332
5.250%, 06/15/46 (144A)	201,000	209,380
Mylan, Inc. 2.600%, 06/24/18 (b)	50,000	50,635
Novartis Capital Corp. 2.400%, 09/21/22	300,000	311,453
3.400%, 05/06/24	527,000	576,054
Perrigo Finance Unlimited Co. 3.500%, 12/15/21	200,000	205,827
3.900%, 12/15/24	200,000	202,771
4.375%, 03/15/26	300,000	312,451
Pfizer, Inc. 2.750%, 06/03/26 (b)	300,000	309,362
6.050%, 03/30/17 (b)	150,000	155,749
Sanofi 1.250%, 04/10/18	419,000	421,586
Teva Pharmaceutical Finance Co. B.V. 3.650%, 11/10/21	254,000	269,170
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20 (b)	240,000	244,043
Wyeth LLC 6.500%, 02/01/34	806,000	1,105,810
Zoetis, Inc. 1.875%, 02/01/18	52,000	52,152
3.250%, 02/01/23	460,000	468,750
3.450%, 11/13/20	39,000	40,263
4.700%, 02/01/43	43,000	42,607

		27,140,456

Pipelines—0.8%
Boardwalk Pipelines L.P. 5.750%, 09/15/19	290,000	303,672
5.950%, 06/01/26	257,000	269,957
Buckeye Partners L.P. 5.850%, 11/15/43	255,000	247,905
Enable Midstream Partners L.P. 3.900%, 05/15/24	260,000	231,744
Energy Transfer Partners L.P. 2.500%, 06/15/18	576,000	573,341
3.600%, 02/01/23	718,000	688,018
4.050%, 03/15/25	270,000	264,961
4.750%, 01/15/26	364,000	374,339
5.150%, 02/01/43	195,000	174,295
EnLink Midstream Partners L.P. 2.700%, 04/01/19	281,000	273,111

Pipelines—(Continued)
Enterprise Products Operating LLC 3.350%, 03/15/23	500,000	513,634
3.700%, 02/15/26	53,000	55,155
3.750%, 02/15/25	567,000	591,372
3.900%, 02/15/24	252,000	266,706
3.950%, 02/15/27	260,000	275,763
4.900%, 05/15/46	340,000	366,290
4.950%, 10/15/54	33,000	33,349
5.200%, 09/01/20	150,000	168,763
6.125%, 10/15/39	400,000	473,774
6.875%, 03/01/33	162,000	196,048
Kinder Morgan Energy Partners L.P. 5.400%, 09/01/44	385,000	379,889
Magellan Midstream Partners L.P. 5.000%, 03/01/26	285,000	322,402
6.550%, 07/15/19	695,000	784,818
MPLX L.P. 4.000%, 02/15/25	95,000	86,294
ONEOK Partners L.P. 3.375%, 10/01/22	210,000	205,464
3.800%, 03/15/20	220,000	226,011
4.900%, 03/15/25	520,000	545,312
6.125%, 02/01/41	475,000	498,791
6.650%, 10/01/36	275,000	287,824
6.850%, 10/15/37	275,000	297,665
Plains All American Pipeline L.P. / PAA Finance Corp. 3.650%, 06/01/22	350,000	343,238
4.650%, 10/15/25 (b)	400,000	403,859
4.700%, 06/15/44 (b)	250,000	213,532
5.750%, 01/15/20 (b)	610,000	651,831
6.650%, 01/15/37	425,000	441,528
Spectra Energy Capital LLC 3.300%, 03/15/23	237,000	227,771
6.750%, 07/15/18	185,000	197,478
6.750%, 02/15/32	705,000	744,828
7.500%, 09/15/38	85,000	97,327
Spectra Energy Partners L.P. 2.950%, 09/25/18	140,000	142,685
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	91,000	91,922
4.950%, 01/15/43	295,000	272,775
5.300%, 04/01/44	15,000	14,758
5.350%, 05/15/45	1,040,000	1,030,570
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	46,000	45,086
6.000%, 09/15/17 (144A)	150,000	157,357
Texas Gas Transmission LLC 4.500%, 02/01/21 (144A)	210,000	212,176
TransCanada PipeLines, Ltd. 5.850%, 03/15/36	176,000	202,371
7.125%, 01/15/19	142,000	159,824
7.250%, 08/15/38	300,000	405,925
Transcanada Trust 5.625%, 05/20/75 (c)	55,000	50,738

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Western Gas Partners L.P. 3.950%, 06/01/25	157,000	$149,373
4.650%, 07/01/26	150,000	151,559
5.375%, 06/01/21	149,000	157,097

		16,542,275

Real Estate—0.0%
ProLogis L.P. 3.750%, 11/01/25	338,000	360,252
4.250%, 08/15/23	333,000	368,726

		728,978

Real Estate Investment Trusts—0.7%
American Tower Corp. 3.375%, 10/15/26	635,000	638,303
3.450%, 09/15/21	330,000	343,484
4.000%, 06/01/25	70,000	74,443
4.400%, 02/15/26	195,000	211,711
4.500%, 01/15/18	220,000	229,522
5.000%, 02/15/24	474,000	536,095
AvalonBay Communities, Inc. 3.625%, 10/01/20	135,000	144,097
Boston Properties L.P. 3.650%, 02/01/26	225,000	239,786
3.800%, 02/01/24	227,000	243,688
3.850%, 02/01/23	510,000	545,771
4.125%, 05/15/21	300,000	327,053
Brixmor Operating Partnership L.P. 3.875%, 08/15/22	330,000	338,692
Crown Castle International Corp. 3.400%, 02/15/21	175,000	182,689
3.700%, 06/15/26	564,000	581,874
4.450%, 02/15/26	306,000	332,204
DDR Corp. 3.500%, 01/15/21	320,000	329,698
Duke Realty L.P. 3.250%, 06/30/26	610,000	618,468
3.875%, 02/15/21	55,000	58,182
3.875%, 10/15/22	265,000	280,969
4.375%, 06/15/22	210,000	228,182
ERP Operating L.P. 4.625%, 12/15/21	60,000	67,753
4.750%, 07/15/20	190,000	210,658
5.750%, 06/15/17	133,000	138,448
HCP, Inc. 2.625%, 02/01/20	100,000	100,802
3.150%, 08/01/22	120,000	118,931
3.875%, 08/15/24	257,000	258,425
4.000%, 12/01/22	600,000	622,921
4.000%, 06/01/25	200,000	201,544
4.200%, 03/01/24	125,000	128,744
5.625%, 05/01/17 (b)	345,000	356,372

Real Estate Investment Trusts—(Continued)
Kimco Realty Corp. 3.125%, 06/01/23	175,000	178,274
3.200%, 05/01/21	310,000	322,016
3.400%, 11/01/22	55,000	57,651
Liberty Property L.P. 3.375%, 06/15/23	75,000	75,988
4.400%, 02/15/24	155,000	166,992
National Retail Properties, Inc. 4.000%, 11/15/25	193,000	204,782
Realty Income Corp. 3.875%, 07/15/24	200,000	210,058
4.125%, 10/15/26	250,000	267,452
Simon Property Group L.P. 3.300%, 01/15/26	122,000	130,324
3.500%, 09/01/25	275,000	297,712
4.375%, 03/01/21	420,000	466,092
10.350%, 04/01/19	340,000	414,142
UDR, Inc. 3.700%, 10/01/20	140,000	148,396
Ventas Realty L.P. 4.125%, 01/15/26	68,000	73,075
4.375%, 02/01/45	45,000	44,420
Ventas Realty L.P. / Ventas Capital Corp. 3.250%, 08/15/22	285,000	294,539
4.250%, 03/01/22	300,000	323,811
Weingarten Realty Investors 4.450%, 01/15/24 (b)	52,000	55,214
Welltower, Inc. 3.750%, 03/15/23	110,000	114,007
4.000%, 06/01/25	410,000	430,914
4.250%, 04/01/26	460,000	494,514

		13,459,882

Retail—0.8%
Bed Bath & Beyond, Inc. 4.915%, 08/01/34	138,000	128,189
CVS Health Corp. 2.125%, 06/01/21	715,000	723,792
2.250%, 12/05/18	500,000	511,466
2.800%, 07/20/20	850,000	885,080
2.875%, 06/01/26	510,000	521,181
3.875%, 07/20/25	447,000	491,690
5.125%, 07/20/45	110,000	136,463
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	88,691	95,450
5.880%, 01/10/28	479,903	540,923
Home Depot, Inc. (The) 2.000%, 06/15/19	496,000	509,917
2.625%, 06/01/22	115,000	120,352
4.250%, 04/01/46	440,000	504,434
4.875%, 02/15/44	250,000	307,946
5.400%, 09/15/40	200,000	260,140
5.875%, 12/16/36	100,000	136,580
Kohl’s Corp. 5.550%, 07/17/45 (b)	240,000	223,525

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Lowe’s Cos., Inc. 4.375%, 09/15/45	165,000	$189,075
5.500%, 10/15/35	275,000	342,744
5.800%, 10/15/36	150,000	193,996
6.500%, 03/15/29	125,000	171,507
6.875%, 02/15/28	450,000	624,073
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	295,000	231,373
6.700%, 09/15/28	435,000	467,245
6.900%, 04/01/29	113,000	124,175
6.900%, 01/15/32	180,000	192,597
7.000%, 02/15/28	150,000	168,077
McDonald’s Corp. 1.875%, 05/29/19	360,000	364,271
2.750%, 12/09/20	70,000	73,080
3.700%, 02/15/42	225,000	220,998
4.700%, 12/09/35	70,000	78,963
4.875%, 07/15/40	340,000	385,218
4.875%, 12/09/45	190,000	222,163
6.300%, 10/15/37	325,000	431,317
Nordstrom, Inc. 6.950%, 03/15/28	170,000	209,370
Starbucks Corp. 2.700%, 06/15/22	124,000	130,913
Target Corp. 2.500%, 04/15/26 (b)	375,000	384,477
3.500%, 07/01/24	103,000	114,130
6.350%, 11/01/32	177,000	239,859
6.650%, 08/01/28	182,000	234,470
6.750%, 01/01/28	66,000	84,975
Wal-Mart Stores, Inc. 2.550%, 04/11/23	550,000	574,056
3.300%, 04/22/24	150,000	164,319
4.000%, 04/11/43	255,000	283,051
4.125%, 02/01/19	250,000	270,401
4.300%, 04/22/44	285,000	332,569
5.000%, 10/25/40	289,000	362,108
5.250%, 09/01/35	486,000	638,408
5.875%, 04/05/27	90,000	118,555
6.750%, 10/15/23	111,000	145,769
Walgreen Co. 3.100%, 09/15/22	94,000	96,829
Walgreens Boots Alliance, Inc. 2.600%, 06/01/21	285,000	290,317
3.800%, 11/18/24	1,018,000	1,078,553
4.500%, 11/18/34	292,000	306,468
4.800%, 11/18/44	175,000	188,265

		16,825,862

Semiconductors—0.2%
Intel Corp. 2.450%, 07/29/20	344,000	357,733
2.600%, 05/19/26	300,000	305,779
3.100%, 07/29/22	230,000	246,268
3.300%, 10/01/21	245,000	265,611

Semiconductors—(Continued)
Intel Corp.
4.100%, 05/19/46	220,000	228,735
4.800%, 10/01/41	182,000	206,705
4.900%, 07/29/45	530,000	617,381
QUALCOMM, Inc. 4.800%, 05/20/45	687,000	720,642

		2,948,854

Software—0.5%
Intuit, Inc. 5.750%, 03/15/17	431,000	445,031
Microsoft Corp. 2.000%, 11/03/20	300,000	307,656
2.700%, 02/12/25	600,000	620,288
3.500%, 02/12/35	68,000	70,357
3.500%, 11/15/42	190,000	187,265
3.750%, 02/12/45	690,000	701,163
4.450%, 11/03/45	570,000	642,760
4.500%, 10/01/40	500,000	565,515
5.200%, 06/01/39	500,000	616,810
Oracle Corp. 1.900%, 09/15/21	505,000	506,855
2.375%, 01/15/19	165,000	169,880
2.400%, 09/15/23	1,252,000	1,256,457
2.500%, 05/15/22	305,000	311,647
2.500%, 10/15/22	709,000	725,694
2.800%, 07/08/21	225,000	236,165
2.950%, 05/15/25	735,000	763,878
3.625%, 07/15/23	161,000	176,369
3.850%, 07/15/36	285,000	285,740
4.000%, 07/15/46	160,000	161,312
4.125%, 05/15/45	680,000	700,939
5.000%, 07/08/19	200,000	221,854
6.125%, 07/08/39	70,000	91,520

		9,765,155

Telecommunications—1.6%
America Movil S.A.B. de C.V. 1.656%, 09/12/16 (c)	500,000	500,125
5.000%, 03/30/20	100,000	110,802
5.625%, 11/15/17	125,000	131,885
6.375%, 03/01/35	600,000	735,193
AT&T, Inc. 1.700%, 06/01/17	915,000	918,761
2.300%, 03/11/19	905,000	924,261
2.400%, 03/15/17	120,000	121,015
3.000%, 06/30/22	1,567,000	1,604,724
3.400%, 05/15/25	1,162,000	1,188,618
3.600%, 02/17/23	390,000	406,840
3.800%, 03/15/22	1,166,000	1,238,669
3.950%, 01/15/25	51,000	54,210
4.125%, 02/17/26	850,000	913,099
4.300%, 12/15/42	793,000	767,794
4.450%, 04/01/24	285,000	313,104
4.600%, 02/15/21	100,000	109,429

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
AT&T, Inc.
4.800%, 06/15/44	765,000	$785,357
5.150%, 03/15/42	255,000	275,135
5.350%, 09/01/40	90,000	98,450
5.500%, 02/01/18	300,000	319,308
6.350%, 03/15/40	225,000	270,126
BellSouth Capital Funding Corp. 7.875%, 02/15/30	550,000	708,440
BellSouth LLC 6.550%, 06/15/34	200,000	234,421
BellSouth Telecommunications LLC 6.375%, 06/01/28	350,000	417,404
British Telecommunications plc 2.350%, 02/14/19	285,000	291,124
5.950%, 01/15/18	100,000	107,028
9.375%, 12/15/30	75,000	115,551
Cisco Systems, Inc. 2.200%, 02/28/21	1,955,000	2,014,856
2.900%, 03/04/21	47,000	49,917
5.500%, 01/15/40	110,000	144,228
5.900%, 02/15/39	750,000	1,018,098
Crown Castle Towers LLC 4.883%, 08/15/20 (144A)	500,000	545,067
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	100,000	150,589
GTP Acquisition Partners LLC 3.482%, 06/16/25 (144A)	269,000	271,792
Koninklijke KPN NV 8.375%, 10/01/30	250,000	345,787
Nippon Telegraph & Telephone Corp. 1.400%, 07/18/17	500,000	501,183
Orange S.A. 2.750%, 09/14/16	500,000	501,865
9.000%, 03/01/31	165,000	255,539
Qwest Corp. 6.750%, 12/01/21	350,000	378,665
6.875%, 09/15/33	85,000	83,818
7.250%, 09/15/25	133,000	141,872
Rogers Communications, Inc. 4.100%, 10/01/23	213,000	236,648
6.800%, 08/15/18	100,000	110,744
7.500%, 08/15/38	100,000	136,755
8.750%, 05/01/32	400,000	565,522
SES Global Americas Holdings GP 2.500%, 03/25/19 (144A)	70,000	70,546
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	150,000	154,017
Verizon Communications, Inc. 2.625%, 02/21/20	214,000	221,461
3.500%, 11/01/24	1,045,000	1,111,392
3.850%, 11/01/42	1,502,000	1,412,569
4.272%, 01/15/36	115,000	117,692
4.400%, 11/01/34	169,000	174,264
4.500%, 09/15/20	656,000	728,131
4.522%, 09/15/48	439,000	457,131
4.672%, 03/15/55	131,000	132,499

Telecommunications—(Continued)
Verizon Communications, Inc.
4.862%, 08/21/46	1,555,000	1,699,750
5.012%, 08/21/54	767,000	811,142
5.150%, 09/15/23	1,277,000	1,487,227
5.850%, 09/15/35	650,000	788,996
6.000%, 04/01/41	290,000	360,841
Vodafone Group plc 1.500%, 02/19/18	30,000	29,984
2.950%, 02/19/23	225,000	225,707
6.150%, 02/27/37	350,000	406,049
6.250%, 11/30/32	750,000	862,636

		32,365,852

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	620,000	660,108
3.450%, 09/15/21	510,000	552,690
3.850%, 09/01/23	500,000	556,347
3.900%, 08/01/46	490,000	517,209
4.450%, 03/15/43	310,000	346,725
4.550%, 09/01/44	200,000	230,034
4.700%, 09/01/45	190,000	223,430
5.750%, 03/15/18	100,000	107,782
7.950%, 08/15/30	100,000	149,477
Canadian National Railway Co. 5.850%, 11/15/17	190,000	202,258
6.250%, 08/01/34	100,000	135,188
6.800%, 07/15/18	120,000	132,507
Canadian Pacific Railway Co. 2.900%, 02/01/25	260,000	264,023
5.750%, 03/15/33	120,000	145,275
6.125%, 09/15/15	102,000	127,165
7.250%, 05/15/19	290,000	333,787
CSX Corp. 3.400%, 08/01/24	300,000	322,422
4.100%, 03/15/44	41,000	43,800
7.900%, 05/01/17	62,000	65,436
FedEx Corp. 3.250%, 04/01/26	82,000	85,775
3.900%, 02/01/35	96,000	97,588
4.100%, 02/01/45	485,000	493,123
4.550%, 04/01/46	70,000	75,957
JB Hunt Transport Services, Inc. 3.300%, 08/15/22	490,000	511,308
Norfolk Southern Corp. 5.590%, 05/17/25	100,000	121,208
Ryder System, Inc. 2.500%, 05/11/20	844,000	854,152
2.875%, 09/01/20 (b)	330,000	335,684
3.450%, 11/15/21	31,000	32,416
Union Pacific Corp. 6.250%, 05/01/34	378,000	501,946
United Parcel Service of America, Inc. 8.375%, 04/01/20	75,000	93,986
8.375%, 04/01/30 (d)	377,000	564,283

		8,883,089

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.875%, 07/17/18 (144A)	93,000	$94,713

Water—0.0%
American Water Capital Corp. 6.593%, 10/15/37	100,000	144,796

Total Corporate Bonds & Notes (Cost $496,469,241)		508,707,022

Convertible Bonds—17.8%

Aerospace/Defense—0.5%
Airbus Group SE Zero Coupon, 07/01/22 (EUR)	5,300,000	5,893,437
Safran S.A. Zero Coupon, 12/31/20 (EUR)	3,559,000	3,611,119

		9,504,556

Apparel—0.3%
LVMH Moet Hennessy Louis Vuitton SE Zero Coupon, 02/16/21	2,155,500	5,354,173

Auto Manufacturers—0.1%
Suzuki Motor Corp. Zero Coupon, 03/31/21 (JPY)	190,000,000	1,899,724

Banks—0.5%
Credit Agricole S.A. Zero Coupon, 12/06/16 (EUR)	4,597,600	3,482,242
Shizuoka Bank, Ltd. (The) Zero Coupon, 04/25/18	4,500,000	4,331,250
Yamaguchi Financial Group, Inc. 0.140%, 03/26/20 (c)	2,000,000	1,923,500

		9,736,992

Biotechnology—0.4%
Illumina, Inc. Zero Coupon, 06/15/19	7,736,000	7,532,930

Chemicals—0.3%
Brenntag Finance B.V. 1.875%, 12/02/22	4,500,000	4,653,000
Toray Industries, Inc. Zero Coupon, 08/30/19 (JPY)	100,000,000	1,094,272

		5,747,272

Coal—0.2%
RAG-Stiftung Zero Coupon, 12/31/18 (EUR)	2,300,000	2,602,197
Zero Coupon, 02/18/21 (EUR)	600,000	712,526

		3,314,723

Commercial Services—0.2%
Macquarie Infrastructure Corp. 2.875%, 07/15/19 (b)	2,682,000	3,062,509
Toppan Printing Co., Ltd. Zero Coupon, 12/19/19 (JPY)	200,000,000	2,019,077

		5,081,586

Computers—0.2%
Cap Gemini S.A. Zero Coupon, 01/01/19 (EUR)	4,785,500	4,446,656

Electric—0.5%
Chugoku Electric Power Co., Inc. (The) Zero Coupon, 03/25/20 (JPY)	870,000,000	8,471,263
Tohoku Electric Power Co., Inc. Zero Coupon, 12/03/18 (JPY)	200,000,000	1,936,765

		10,408,028

Food—0.1%
J Sainsbury plc 1.250%, 11/21/19 (GBP)	1,200,000	1,617,788

Gas—0.2%
National Grid North America, Inc. 0.900%, 11/02/20 (GBP)	3,700,000	5,112,304

Healthcare-Products—0.1%
Terumo Corp. Zero Coupon, 12/04/19 (JPY)	150,000,000	1,792,113

Healthcare-Services—0.3%
Anthem, Inc. 2.750%, 10/15/42	3,813,000	6,942,043

Holding Companies-Diversified—0.8%
Industrivarden AB Zero Coupon, 05/15/19 (SEK)	42,000,000	5,430,756
1.875%, 02/27/17 (EUR)	3,800,000	4,261,329
Sofina S.A. 1.000%, 09/19/16	1,000,000	995,000
Solidium Oy Zero Coupon, 09/04/18 (EUR)	1,800,000	2,041,496
Wendel S.A. Zero Coupon, 07/31/19 (EUR)	4,091,200	2,362,134

		15,090,715

Home Furnishings—0.8%
Steinhoff Finance Holdings GmbH 1.250%, 08/11/22 (EUR)	11,800,000	12,948,383
4.000%, 01/30/21 (EUR)	1,600,000	2,569,293

		15,517,676

Insurance—0.2%
Swiss Life Holding AG Zero Coupon, 12/02/20 (CHF)	4,270,000	5,065,842

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Internet—0.8%
Priceline Group, Inc. (The) 0.350%, 06/15/20	5,865,000	$6,876,712
0.900%, 09/15/21 (b)	2,595,000	2,627,438
1.000%, 03/15/18	4,144,000	5,752,390

		15,256,540

Investment Company Security—0.2%
Ares Capital Corp. 4.375%, 01/15/19 (b)	1,851,000	1,922,726
4.750%, 01/15/18 (b)	1,785,000	1,846,360

		3,769,086

Lodging—0.1%
Resorttrust, Inc. Zero Coupon, 12/01/21 (JPY)	240,000,000	2,401,394

Mining—0.2%
Newmont Mining Corp. 1.625%, 07/15/17 (b)	3,654,000	4,087,913

Miscellaneous Manufacturing—0.8%
Siemens Financieringsmaatschappij NV 1.050%, 08/16/17	13,750,000	14,269,750
1.650%, 08/16/19	1,750,000	1,906,607

		16,176,357

Oil & Gas—0.6%
Eni S.p.A. Zero Coupon, 04/13/22 (EUR)	2,800,000	3,225,688
TOTAL S.A. 0.500%, 12/02/22	9,200,000	9,301,200

		12,526,888

Oil & Gas Services—0.2%
Technip S.A. 0.875%, 01/25/21 (EUR)	3,000,000	3,893,557

Pharmaceuticals—0.3%
Teva Pharmaceutical Finance Co. LLC 0.250%, 02/01/26	4,707,000	5,898,459

Real Estate—1.5%
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	4,500,000	3,172,648
1.950%, 10/17/23 (SGD)	5,250,000	3,882,646
Deutsche Wohnen AG 0.500%, 11/22/20 (EUR)	4,800,000	9,383,157
Grand City Properties S.A. 0.250%, 03/02/22 (EUR)	7,500,000	8,617,762
LEG Immobilien AG 0.500%, 07/01/21 (EUR)	2,500,000	4,318,869

		29,375,082

Real Estate Investment Trusts—1.9%
British Land White 2015, Ltd. Zero Coupon, 06/09/20 (GBP)	4,000,000	4,888,348
Cofinimmo S.A. 2.000%, 06/20/18 (EUR) (e)	2,775,700	3,796,510
Derwent London Capital No.2 Jersey, Ltd. 1.125%, 07/24/19 (GBP)	1,400,000	1,929,912
Extra Space Storage L.P. 3.125%, 10/01/35 (144A)	1,304,000	1,487,375
Fonciere Des Regions 0.875%, 04/01/19 (EUR)	7,448,000	8,189,688
Ruby Assets Pte, Ltd. 1.600%, 02/01/17 (SGD)	2,500,000	2,256,700
Spirit Realty Capital, Inc. 2.875%, 05/15/19	4,943,000	5,332,261
Unibail-Rodamco SE Zero Coupon, 07/01/21 (EUR)	1,459,600	5,129,878
Zero Coupon, 01/01/22 (EUR)	1,121,300	4,309,165

		37,319,837

Retail—0.1%
Takashimaya Co., Ltd. Zero Coupon, 12/11/18 (JPY)	160,000,000	1,537,791
Zero Coupon, 12/11/20 (JPY)	80,000,000	769,864

		2,307,655

Semiconductors—2.3%
Intel Corp. 2.950%, 12/15/35	6,302,000	8,149,274
3.250%, 08/01/39	5,031,000	8,178,519
Lam Research Corp. 1.250%, 05/15/18 (b)	1,400,000	2,035,250
Novellus Systems, Inc. 2.625%, 05/15/41	5,403,000	13,426,455
STMicroelectronics NV Zero Coupon, 07/03/19	4,200,000	3,880,800
1.000%, 07/03/21	3,400,000	3,112,700
Xilinx, Inc. 2.625%, 06/15/17	4,456,000	7,171,375

		45,954,373

Software—0.5%
Citrix Systems, Inc. 0.500%, 04/15/19	3,316,000	3,689,050
Red Hat, Inc. 0.250%, 10/01/19 (b)	5,958,000	7,224,075

		10,913,125

Telecommunications—1.4%
America Movil S.A.B. de C.V. Zero Coupon, 05/28/20 (EUR)	13,800,000	15,146,087
Telefonica Participaciones S.A.U. Zero Coupon, 03/09/21 (EUR)	4,900,000	5,331,738
Vodafone Group plc Zero Coupon, 11/26/20 (GBP)	5,200,000	6,802,738

		27,280,563

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Transportation—0.7%
Deutsche Post AG 0.600%, 12/06/19 (EUR)	7,700,000	$11,249,589
Nagoya Railroad Co., Ltd. Zero Coupon, 12/11/24 (JPY)	240,000,000	2,666,925

		13,916,514

Water—0.5%
Suez Zero Coupon, 02/27/20 (EUR)	19,262,700	4,157,783
Veolia Environnement S.A. Zero Coupon, 03/15/21 (EUR)	16,224,000	5,370,242

		9,528,025

Total Convertible Bonds (Cost $355,971,157)		354,770,489

Convertible Preferred Stocks—0.9%

Banks—0.8%
Wells Fargo & Co., Series L 7.500%, 12/31/49	12,757	16,573,894

Electric Utilities—0.0%
NextEra Energy, Inc. 5.799%, 09/01/16	12,797	853,688

Health Care Providers & Services—0.1%
Anthem, Inc. 5.250%, 05/01/18 (b)	27,330	1,222,471

Total Convertible Preferred Stocks (Cost $17,575,090)		18,650,053

U.S. Treasury & Government Agencies—0.3%

Federal Agencies—0.1%
Federal Farm Credit Bank 5.250%, 12/28/27	585,000	770,406
Tennessee Valley Authority 5.375%, 04/01/56	350,000	486,720

		1,257,126

U.S. Treasury—0.2%
U.S. Treasury Note 1.250%, 11/15/18	5,570,000	5,648,326

Total U.S. Treasury & Government Agencies (Cost $6,715,375)		6,905,452

Preferred Stocks—0.1%

Household Products—0.1%
Henkel AG & Co. KGaA	22,224	2,702,427

Machinery—0.0%
Marcopolo S.A. (a)	143,590	107,280

Total Preferred Stocks (Cost $2,793,974)		2,809,707

Municipals—0.1%
American Municipal Power, Inc., Build America Bonds 5.939%, 02/15/47	75,000	97,958
7.499%, 02/15/50	350,000	514,329
Los Angeles, Department of Airports, Build America Bonds 6.582%, 05/15/39	65,000	90,443
Los Angeles, Unified School District, Build America Bonds 5.750%, 07/01/34	100,000	132,362
6.758%, 07/01/34	75,000	108,071
Ohio University, Revenue Bonds 5.590%, 12/01/2114	300,000	375,777
Port Authority of New York & New Jersey 4.458%, 10/01/62	130,000	148,275
5.647%, 11/01/40	30,000	40,055
State of California, Build America Bonds 7.300%, 10/01/39	260,000	393,775
State of Massachusetts, Build America Bonds 5.456%, 12/01/39	150,000	207,054
University of California, Build America Bonds 5.770%, 05/15/43	140,000	191,834
University of California, Revenue Bonds 0.957%, 07/01/41 (c)	130,000	130,013

Total Municipals (Cost $2,122,384)		2,429,946

Foreign Government—0.1%

Electric—0.0%
Hydro-Quebec 8.400%, 01/15/22	165,000	217,916
9.375%, 04/15/30	275,000	466,113

		684,029

Provincial—0.1%
Province of Quebec Canada 6.350%, 01/30/26	600,000	789,991

Total Foreign Government (Cost $1,487,396)		1,474,020

Short-Term Investments—18.8%

Mutual Fund—3.4%
State Street Navigator Securities Lending MET Portfolio (f)	66,589,500	66,589,500

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—13.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $269,343,290 on 07/01/16, collateralized by $262,270,000 U.S. Treasury Notes with rates ranging from 1.750% - 2.125%, maturity dates ranging from 12/31/20 - 08/31/21, with a value of $274,735,863.	269,343,066	$269,343,066

U.S. Treasury—1.8%
U.S. Treasury Bills 0.203%, 09/08/16 (g) (h)	360,000	359,860
0.256%, 11/10/16 (g) (h ) (i)	28,000,000	27,973,764
0.256%, 10/06/16 (g) (h)	4,240,000	4,237,074
0.394%, 03/30/17 (g) (h)	95,000	94,717
0.060%, 07/07/16 (g) (h)	2,110,000	2,109,979

		34,775,394

Total Short-Term Investments (Cost $370,692,817)		370,707,960

Total Investments—96.7% (Cost $1,900,746,844) (j)		1,922,105,458
Other assets and liabilities (net)—3.3%		65,825,785

Net Assets—100.0%		$1,987,931,243

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $71,426,187 and the collateral received consisted of cash in the amount of $66,589,500 and non-cash collateral with a value of $6,510,382. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(e)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(g)	The rate shown represents current yield to maturity.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $7,340,131.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2016, the market value of securities pledged was $20,850,445.
(j)	As of June 30, 2016, the aggregate cost of investments was $1,900,746,844. The aggregate unrealized appreciation and depreciation of investments were $98,223,852 and $(76,865,238), respectively, resulting in net unrealized appreciation of $21,358,614.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $56,463,649, which is 2.8% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	19,281,353	Standard Chartered Bank	07/28/16	USD	14,414,246	$(46,426)
AUD	7,530,261	Australia & New Zealand Banking Group, Ltd.	09/29/16	USD	5,671,793	(73,065)
CHF	8,654,601	Toronto Dominion Bank	07/28/16	USD	9,041,052	(164,993)
CHF	1,910,854	Morgan Stanley & Co. International plc	09/29/16	USD	1,967,024	(513)
CHF	7,582,560	Toronto Dominion Bank	09/29/16	USD	7,973,618	(170,203)
DKK	8,388,084	Royal Bank of Canada	07/28/16	USD	1,272,303	(19,687)
EUR	1,995,000	Goldman Sachs & Co.	07/28/16	USD	2,273,053	(57,254)
EUR	1,700,000	Merrill Lynch International	07/28/16	USD	1,929,367	(41,218)
EUR	2,228,192	Standard Chartered Bank	07/28/16	USD	2,508,004	(33,204)
EUR	2,522,181	Standard Chartered Bank	07/28/16	USD	2,790,216	11,111
EUR	1,661,848	Citibank N.A.	09/29/16	USD	1,892,171	(42,108)
EUR	6,438,620	Citibank N.A.	09/29/16	USD	7,170,394	(2,559)
GBP	3,775,442	Merrill Lynch International	09/29/16	USD	5,024,887	5,399
HKD	27,551,852	Societe Generale	07/28/16	USD	3,553,095	(683)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
HKD	37,730,116	Australia & New Zealand Banking Group, Ltd.	09/29/16	USD	4,869,062	$(813)
ILS	4,725,919	BNP Paribas S.A.	07/28/16	USD	1,226,603	(1,581)
JPY	961,725,947	Morgan Stanley & Co. International plc	07/28/16	USD	9,222,146	97,515
JPY	522,792,738	BNP Paribas S.A.	09/29/16	USD	5,106,285	(28,494)
SEK	47,276,259	Deutsche Bank AG	07/28/16	USD	5,756,758	(163,547)
SEK	8,757,478	Deutsche Bank AG	09/29/16	USD	1,062,512	(23,549)
SGD	1,997,201	Australia & New Zealand Banking Group, Ltd.	07/28/16	USD	1,450,889	31,433
SGD	2,585,352	Australia & New Zealand Banking Group, Ltd.	09/29/16	USD	1,932,816	(15,364)

Contracts to Deliver
AUD	1,027,489	Morgan Stanley & Co. International plc	07/28/16	USD	753,255	(12,395)
CHF	3,675,730	Morgan Stanley & Co. International plc	07/28/16	USD	3,839,440	69,654
CHF	1,126,177	Barclays Bank plc	09/29/16	USD	1,155,814	(3,165)
DKK	19,569,965	Australia & New Zealand Banking Group, Ltd.	09/29/16	USD	2,995,788	66,333
DKK	8,443,356	Citibank N.A.	09/29/16	USD	1,261,173	(2,725)
EUR	105,761,275	Citibank N.A.	07/28/16	USD	120,524,132	3,057,592
EUR	6,497,570	Citibank N.A.	07/28/16	USD	7,350,818	134,120
EUR	2,956,115	Citibank N.A.	07/28/16	USD	3,298,112	14,825
EUR	600,000	Citibank N.A.	07/28/16	USD	688,815	22,409
EUR	500,000	Citibank N.A.	07/28/16	USD	560,691	5,353
EUR	5,660,029	Deutsche Bank AG	07/28/16	USD	6,440,948	154,489
EUR	1,663,544	HSBC Bank plc	07/28/16	USD	1,859,901	12,242
EUR	7,478,185	Merrill Lynch International	07/28/16	USD	8,476,740	170,897
EUR	570,000	Morgan Stanley & Co. International plc	07/28/16	USD	652,915	19,830
EUR	21,742,238	Societe Generale	07/28/16	USD	24,537,851	389,262
EUR	1,201,581	Societe Generale	07/28/16	USD	1,335,345	777
EUR	2,154,867	Standard Chartered Bank	07/28/16	USD	2,396,574	3,215
EUR	5,924,902	Morgan Stanley & Co. International plc	09/29/16	USD	6,575,125	(20,811)
GBP	1,528,800	Barclays Bank plc	07/28/16	USD	2,199,410	163,808
GBP	12,985,967	Royal Bank of Canada	07/28/16	USD	18,661,004	1,370,152
GBP	6,633,548	Standard Chartered Bank	07/28/16	USD	9,727,614	895,026
GBP	460,457	Standard Chartered Bank	07/28/16	USD	681,959	68,859
GBP	9,116,670	Deutsche Bank AG	09/29/16	USD	13,511,425	1,364,646
GBP	3,847,263	Goldman Sachs & Co.	09/29/16	USD	5,102,106	(23,873)
JPY	200,792,000	Goldman Sachs & Co.	07/28/16	USD	1,844,992	(100,794)
JPY	2,465,578,188	State Street Bank and Trust	07/28/16	USD	22,697,626	(1,195,202)
JPY	95,164,739	Citibank N.A.	09/29/16	USD	912,101	(12,216)
NOK	18,500,629	Morgan Stanley & Co. International plc	07/28/16	USD	2,227,892	17,269
NOK	7,703,413	Standard Chartered Bank	07/28/16	USD	917,000	(3,473)
NOK	9,128,832	HSBC Bank plc	09/29/16	USD	1,110,522	19,866
SEK	38,232,800	Deutsche Bank AG	07/28/16	USD	4,746,596	223,309
SGD	13,986,450	Societe Generale	07/28/16	USD	10,420,085	39,348
SGD	7,194,311	Standard Chartered Bank	07/28/16	USD	5,360,488	20,874

Cross Currency Contracts to Buy
GBP	693,961	Morgan Stanley & Co. International plc	07/28/16	JPY	95,161,540	1,843

Net Unrealized Appreciation						$6,191,541

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-33

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	09/19/16	105	USD	4,100,267	$234,264
Australian 10 Year Treasury Bond Futures	09/15/16	375	AUD	50,329,545	555,835
Brent Crude Oil Futures	09/30/16	87	USD	4,510,991	(114,011)
Brent Crude Oil Futures	01/31/17	285	USD	15,078,341	(226,991)
Brent Crude Oil Futures	07/29/16	89	USD	4,454,945	(30,755)
Coffee “C” Futures	12/19/16	41	USD	2,128,788	151,324
Copper Futures	09/28/16	124	USD	6,623,474	182,576
Corn Futures	12/14/16	338	USD	7,327,147	(1,053,022)
Cotton No. 2 Futures	12/07/16	41	USD	1,338,769	(23,284)
Euro Stoxx 50 Index Futures	09/16/16	37	EUR	1,106,670	(55,843)
FTSE 100 Index Futures	09/16/16	13	GBP	811,385	31,338
Gasoline RBOB Futures	08/31/16	63	USD	4,138,802	(150,222)
Gold 100 oz. Futures	12/28/16	89	USD	11,105,102	708,758
KC HRW Wheat Futures	09/14/16	42	USD	1,052,611	(165,361)
Lean Hogs Futures	08/12/16	68	USD	2,352,321	(87,241)
Live Cattle Futures	10/31/16	52	USD	2,459,633	(74,913)
Natural Gas Futures	10/27/16	96	USD	2,741,471	220,129
Natural Gas Futures	08/29/16	201	USD	5,236,845	628,335
New York Harbor ULSD Futures	08/31/16	69	USD	4,473,814	(102,761)
Nickel Futures	12/19/16	34	USD	1,886,695	48,041
Nickel Futures	07/18/16	35	USD	1,802,645	173,455
S&P 500 E-Mini Index Futures	09/16/16	3,609	USD	373,485,353	3,691,237
Silver Futures	12/28/16	50	USD	4,358,881	314,620
Soybean Futures	11/14/16	123	USD	7,075,913	16,575
Soybean Meal Futures	09/14/16	86	USD	3,497,874	(26,054)
Soybean Oil Futures	01/13/17	130	USD	2,641,896	(122,495)
Sugar No. 11 Futures	09/30/16	202	USD	4,480,140	119,319
TOPIX Index Futures	09/08/16	10	JPY	128,285,000	(36,169)
U.S. Treasury Long Bond Futures	09/21/16	162	USD	26,422,451	1,497,237
U.S. Treasury Note 10 Year Futures	09/21/16	631	USD	83,455,975	457,165
U.S. Treasury Note 2 Year Futures	09/30/16	41	USD	8,929,115	63,338
WTI Light Sweet Crude Oil Futures	08/19/16	188	USD	9,837,401	(623,521)
WTI Light Sweet Crude Oil Futures	12/19/16	335	USD	16,788,739	302,961
Wheat Futures	12/14/16	114	USD	3,075,486	(422,136)
Zinc Futures	09/19/16	52	USD	2,472,720	265,405

Futures Contracts—Short
Aluminum Futures	09/19/16	(20)	USD	(807,807)	(17,818)
Brent Crude Oil Futures	10/31/16	(285)	USD	(14,857,939)	305,838
Euro-Bund Futures	09/08/16	(102)	EUR	(16,667,710)	(420,074)
MSCI EAFE Mini Index Futures	09/16/16	(1,129)	USD	(91,433,373)	255,333
MSCI Emerging Markets Mini Index Futures	09/16/16	(1,086)	USD	(43,953,645)	(1,370,565)
Nickel Futures	07/18/16	(35)	USD	(1,925,054)	(51,046)
Russell 2000 Mini Index Futures	09/16/16	(171)	USD	(19,565,478)	(55,062)
S&P TSX 60 Index Futures	09/15/16	(154)	CAD	(25,519,234)	339,637
TOPIX Index Futures	09/08/16	(247)	JPY	(3,290,850,250)	2,076,844
U.S. Treasury Note 10 Year Futures	09/21/16	(137)	USD	(17,825,790)	(393,069)
U.S. Treasury Note 5 Year Futures	09/30/16	(42)	USD	(5,080,644)	(50,246)
U.S. Treasury Ultra Long Bond Futures	09/21/16	(80)	USD	(13,939,606)	(970,394)
WTI Light Sweet Crude Oil Futures	11/18/16	(335)	USD	(16,714,991)	(242,709)

Net Unrealized Appreciation					$5,753,802

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	1.330%	06/29/26	USD	188,100,000	$(968,644)
Pay	3M LIBOR	1.535%	06/13/26	USD	184,100,000	2,782,790
Pay	3M LIBOR	1.550%	02/28/26	USD	189,100,000	3,120,067

Net Unrealized Appreciation						$4,934,213

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$6,202,585	$12,825,616	$—	$19,028,201
Air Freight & Logistics	199,282	3,025,578	—	3,224,860
Airlines	1,163,858	1,938,629	—	3,102,487
Auto Components	426,988	4,536,081	—	4,963,069
Automobiles	2,728,188	10,247,379	—	12,975,567
Banks	21,803,171	25,688,249	—	47,491,420
Beverages	8,827,285	13,909,997	—	22,737,282
Biotechnology	6,060,500	6,443,028	—	12,503,528
Building Products	1,057,290	3,016,036	—	4,073,326

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-35

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Capital Markets	$5,264,253	$7,464,839	$—	$12,729,092
Chemicals	3,974,067	2,317,903	—	6,291,970
Commercial Services & Supplies	—	2,455,593	—	2,455,593
Communications Equipment	951,848	—	—	951,848
Construction & Engineering	499,798	2,299,896	—	2,799,694
Construction Materials	1,124,119	—	—	1,124,119
Consumer Finance	1,710,268	—	—	1,710,268
Containers & Packaging	1,084,949	—	—	1,084,949
Diversified Financial Services	3,764,235	4,946,413	—	8,710,648
Diversified Telecommunication Services	3,631,196	33,324,850	—	36,956,046
Electric Utilities	4,571,604	14,588,935	—	19,160,539
Electrical Equipment	1,312,342	—	—	1,312,342
Electronic Equipment, Instruments & Components	1,205,480	4,264,440	—	5,469,920
Energy Equipment & Services	1,561,801	2,394,452	—	3,956,253
Food & Staples Retailing	5,988,253	7,598,943	—	13,587,196
Food Products	2,929,457	9,365,665	—	12,295,122
Gas Utilities	267,428	9,405,741	—	9,673,169
Health Care Equipment & Supplies	3,502,958	4,461,018	—	7,963,976
Health Care Providers & Services	7,111,185	1,596,533	—	8,707,718
Hotels, Restaurants & Leisure	2,535,441	4,226,047	—	6,761,488
Household Durables	1,682,186	3,664,087	—	5,346,273
Household Products	4,003,115	4,539,312	—	8,542,427
Industrial Conglomerates	2,366,933	5,864,736	—	8,231,669
Insurance	4,829,636	22,253,755	—	27,083,391
Internet & Catalog Retail	3,309,743	—	—	3,309,743
Internet Software & Services	10,937,262	2,955,862	—	13,893,124
IT Services	11,398,030	8,012,233	—	19,410,263
Life Sciences Tools & Services	1,360,500	—	—	1,360,500
Machinery	4,442,779	1,324,671	—	5,767,450
Media	8,440,334	17,161,724	—	25,602,058
Metals & Mining	630,051	6,805,958	—	7,436,009
Multi-Utilities	2,304,435	1,873,900	—	4,178,335
Multiline Retail	2,236,621	—	—	2,236,621
Oil, Gas & Consumable Fuels	15,779,614	9,818,609	—	25,598,223
Paper & Forest Products	—	1,578,048	—	1,578,048
Personal Products	—	3,850,221	—	3,850,221
Pharmaceuticals	12,640,842	47,561,975	—	60,202,817
Professional Services	100,024	—	—	100,024
Real Estate Investment Trusts	6,247,023	9,873,374	—	16,120,397
Real Estate Management & Development	—	12,266,176	—	12,266,176
Road & Rail	2,796,733	7,542,049	—	10,338,782
Semiconductors & Semiconductor Equipment	10,642,744	5,645,667	—	16,288,411
Software	8,019,188	2,949,690	—	10,968,878
Specialty Retail	7,135,917	3,829,583	—	10,965,500
Technology Hardware, Storage & Peripherals	9,967,875	—	—	9,967,875
Textiles, Apparel & Luxury Goods	1,232,754	2,628,061	—	3,860,815
Thrifts & Mortgage Finance	—	1,927,429	—	1,927,429
Tobacco	2,446,061	23,121,015	—	25,567,076
Trading Companies & Distributors	—	2,542,388	—	2,542,388
Transportation Infrastructure	732,499	—	—	732,499
Water Utilities	—	2,111,849	—	2,111,849
Wireless Telecommunication Services	724,569	13,739,279	—	14,463,848
Total Common Stocks	237,867,297	417,783,512	—	655,650,809
Total Corporate Bonds & Notes*	—	508,707,022	—	508,707,022
Total Convertible Bonds*	—	354,770,489	—	354,770,489
Total Convertible Preferred Stocks*	18,650,053	—	—	18,650,053
Total U.S. Treasury & Government Agencies*	—	6,905,452	—	6,905,452

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-36

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Household Products	$—	$2,702,427	$—	$2,702,427
Machinery	107,280	—	—	107,280
Total Preferred Stocks	107,280	2,702,427	—	2,809,707
Total Municipals	—	2,429,946	—	2,429,946
Total Foreign Government*	—	1,474,020	—	1,474,020
Short-Term Investments
Mutual Fund	66,589,500	—	—	66,589,500
Repurchase Agreement	—	269,343,066	—	269,343,066
U.S. Treasury	—	34,775,394	—	34,775,394
Total Short-Term Investments	66,589,500	304,118,460	—	370,707,960
Total Investments	$323,214,130	$1,598,891,328	$—	$1,922,105,458

Collateral for Securities Loaned (Liability)	$—	$(66,589,500)	$—	$(66,589,500)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$8,451,456	$—	$8,451,456
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,259,915)	—	(2,259,915)
Total Forward Contracts	$—	$6,191,541	$—	$6,191,541
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$12,639,564	$—	$—	$12,639,564
Futures Contracts (Unrealized Depreciation)	(6,885,762)	—	—	(6,885,762)
Total Futures Contracts	$5,753,802	$—	$—	$5,753,802
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,902,857	$—	$5,902,857
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(968,644)	—	(968,644)
Total Centrally Cleared Swap Contracts	$—	$4,934,213	$—	$4,934,213

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $3,194,774 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-37

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,652,762,392
Repurchase Agreement	269,343,066
Cash	99,308,072
Cash denominated in foreign currencies (c)	9,515,711
Cash collateral for futures contracts	28,401,020
Unrealized appreciation on forward foreign currency exchange contracts	8,451,456
Receivable for:
Investments sold	2,190,617
Fund shares sold	127,255
Dividends and interest	7,999,078
Variation margin on futures contracts	1,138,008
Variation margin on centrally cleared swap contracts	777,552
Prepaid expenses	12,495

Total Assets	2,080,026,722
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,259,915
Collateral for securities loaned	66,589,500
Payables for:
Investments purchased	20,704,091
Fund shares redeemed	373,421
Foreign taxes	14,790
Accrued Expenses:
Management fees	1,086,852
Distribution and service fees	402,257
Deferred trustees’ fees	61,404
Other expenses	603,249

Total Liabilities	92,095,479

Net Assets	$1,987,931,243

Net Assets Consist of:
Paid in surplus	$1,950,985,747
Undistributed net investment income	4,204,972
Accumulated net realized loss	(5,448,412)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	38,188,936

Net Assets	$1,987,931,243

Net Assets
Class B	$1,987,931,243
Capital Shares Outstanding*
Class B	180,377,157
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.02

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,631,403,778.
(b)	Includes securities loaned at value of $71,426,187.
(c)	Identified cost of cash denominated in foreign currencies was $9,483,585.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$11,070,582
Interest	12,060,296
Securities lending income	272,676

Total investment income	23,403,554
Expenses
Management fees	6,791,172
Administration fees	51,006
Custodian and accounting fees	241,336
Distribution and service fees—Class B	2,349,941
Audit and tax services	43,875
Legal	14,610
Trustees’ fees and expenses	15,927
Shareholder reporting	34,968
Insurance	5,476
Miscellaneous	23,159

Total expenses	9,571,470
Less management fee waiver	(432,693)

Net expenses	9,138,777

Net Investment Income	14,264,777

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(9,940,892)
Futures contracts	(20,903,917)
Swap contracts	39,935,822
Foreign currency transactions	(3,692,440)

Net realized gain	5,398,573

Net change in unrealized appreciation on:
Investments	30,763,912
Futures contracts	7,076,573
Swap contracts	7,580,735
Foreign currency transactions	3,298,944

Net change in unrealized appreciation	48,720,164

Net realized and unrealized gain	54,118,737

Net Increase in Net Assets from Operations	$68,383,514

(a)	Net of foreign withholding taxes of $876,579.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-38

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,264,777	$18,346,791
Net realized gain	5,398,573	51,254,189
Net change in unrealized appreciation (depreciation)	48,720,164	(58,813,203)

Increase in net assets from operations	68,383,514	10,787,777

From Distributions to Shareholders
Net investment income
Class B	(41,184,198)	(46,915,042)
Net realized capital gains
Class B	(33,016,867)	(81,319,406)

Total distributions	(74,201,065)	(128,234,448)

Increase in net assets from capital share transactions	149,159,346	313,386,746

Total increase in net assets	143,341,795	195,940,075

Net Assets
Beginning of period	1,844,589,448	1,648,649,373

End of period	$1,987,931,243	$1,844,589,448

Undistributed net investment income
End of period	$4,204,972	$31,124,393

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	11,949,015	$130,622,543	24,116,354	$275,131,969
Reinvestments	6,838,807	74,201,065	11,378,389	128,234,448
Redemptions	(5,087,001)	(55,664,262)	(7,882,474)	(89,979,671)

Net increase	13,700,821	$149,159,346	27,612,269	$313,386,746

Increase derived from capital shares transactions		$149,159,346		$313,386,746

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-39

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.07		$11.86	$11.58	$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.12	0.13	0.08	0.02
Net realized and unrealized gain (loss) on investments	0.30		(0.01)	0.66	1.07 (c)	0.58

Total from investment operations	0.38		0.11	0.79	1.15	0.60

Less Distributions
Distributions from net investment income	(0.24)		(0.33)	(0.14)	(0.01)	(0.04)
Distributions from net realized capital gains	(0.19)		(0.57)	(0.37)	(0.06)	(0.06)

Total distributions	(0.43)		(0.90)	(0.51)	(0.07)	(0.10)

Net Asset Value, End of Period	$11.02		$11.07	$11.86	$11.58	$10.50

Total Return (%) (d)	3.47	(e)	0.89	6.98	10.99	6.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(f)	1.03	1.05	1.08	1.32	(f)
Net ratio of expenses to average net assets (%) (g)	0.97	(f)	0.99	1.00	1.08	1.25	(f)
Ratio of net investment income to average net assets (%)	1.52	(f)	1.06	1.09	0.71	0.24	(f)
Portfolio turnover rate (%)	20	(e)	52	45	45	33	(e)
Net assets, end of period (in millions)	$1,987.9		$1,844.6	$1,648.6	$1,360.2	$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-40

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of Total Assets at June 30, 2016
JPMorgan Global Active Allocation Portfolio, Ltd.	4/23/2012	$102,530,942	5.2%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the consolidated financial statements were issued.

MIST-41

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

MIST-42

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, real estate investment trust (REIT) adjustments, return of capital adjustments, passive foreign investment companies (PFICs) transactions and controlled foreign corporation reversal. These adjustments have no impact on net assets or the results of operations.

MIST-43

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $269,343,066, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-44

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(36,109,101)	$—	$—	$—	$(36,109,101)
Convertible Bonds	(18,516,630)	—	—	—	(18,516,630)
Convertible Preferred Stocks	(339,991)	—	—	—	(339,991)
Corporate Bonds & Notes	(11,623,778)	—	—	—	(11,623,778)
Total	$(66,589,500)	$—	$—	$—	$(66,589,500)
Total Borrowings	$(66,589,500)	$—	$—	$—	$(66,589,500)
Gross amount of recognized liabilities for securities lending transactions					$(66,589,500)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

MIST-46

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$5,902,857	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$968,644
	Unrealized appreciation on futures contracts (a) (c)	2,573,575	Unrealized depreciation on futures contracts (a) (c)	1,833,783
Equity	Unrealized appreciation on futures contracts (a) (c)	6,394,389	Unrealized depreciation on futures contracts (a) (c)	1,517,639
Commodity	Unrealized appreciation on futures contracts (a) (c)	3,671,600	Unrealized depreciation on futures contracts (a) (c)	3,534,340
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	8,451,456	Unrealized depreciation on forward foreign currency exchange contracts	2,259,915

Total		$26,993,877		$10,114,321

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Group, Ltd.	$97,766	$(89,242)	$—	$8,524
Barclays Bank plc	163,808	(3,165)	—	160,643
Citibank N.A.	3,234,299	(59,608)	—	3,174,691
Deutsche Bank AG	1,742,444	(187,096)	—	1,555,348
HSBC Bank plc	32,108	—	—	32,108
Merrill Lynch International	176,296	(41,218)	—	135,078
Morgan Stanley & Co. International plc	206,111	(33,719)	—	172,392
Royal Bank of Canada	1,370,152	(19,687)	—	1,350,465
Societe Generale	429,387	(683)	—	428,704
Standard Chartered Bank	999,085	(83,103)	—	915,982

	$8,451,456	$(517,521)	$—	$7,933,935

MIST-47

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Group, Ltd.	$89,242	$(89,242)	$—	$—
Barclays Bank plc	3,165	(3,165)	—	—
BNP Paribas S.A.	30,075	—	—	30,075
Citibank N.A.	59,608	(59,608)	—	—
Deutsche Bank AG	187,096	(187,096)	—	—
Goldman Sachs & Co.	181,921	—	—	181,921
Merrill Lynch International	41,218	(41,218)	—	—
Morgan Stanley & Co. International plc	33,719	(33,719)	—	—
Royal Bank of Canada	19,687	(19,687)	—	—
Societe Generale	683	(683)	—	—
Standard Chartered Bank	83,103	(83,103)	—	—
State Street Bank and Trust	1,195,202	—	—	1,195,202
Toronto Dominion Bank	335,196	—	—	335,196

	$2,259,915	$(517,521)	$—	$1,742,394

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(3,526,801)	$(3,526,801)
Futures contracts	(1,454,152)	(26,229,962)	6,780,197	—	(20,903,917)
Swap contracts	39,935,822	—	—	—	39,935,822

	$38,481,670	$(26,229,962)	$6,780,197	$(3,526,801)	$15,505,104

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$3,208,336	$3,208,336
Futures contracts	1,403,917	5,427,261	245,395	—	7,076,573
Swap contracts	7,580,735	—	—	—	7,580,735

	$8,984,652	$5,427,261	$245,395	$3,208,336	$17,865,644

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$342,603,311
Futures contracts long	97,546,874
Futures contracts short	(98,109,930)
Swap contracts	563,883,333

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-48

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-49

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$530,189	$452,899,963	$778,985	$280,387,987

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$6,791,172	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $250 million
0.050%	$250 million to $500 million
0.020%	$500 million to $750 million
0.050%	$1 billion to $3 billion
0.070%	$3 billion to $5 billion
0.080%	Over $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the

MIST-50

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$94,398,751	$37,008,985	$33,835,697	$27,979,301	$128,234,448	$64,988,286

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$57,008,771	$16,528,786	$(30,717,777)	$—	$42,819,780

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

MIST-51

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 6.58% and 6.43%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 6.08%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity markets thus far in 2016 have experienced modest gains. However, the path that markets have chosen has not been easy. Volatility was attributable to a variety of factors including the devaluation of the Chinese renminbi, crude oil prices falling below $30.00 a barrel, fear of a global economic slowdown and the unexpected vote by the citizens of the United Kingdom (the “U.K.”) to “leave” the European Union (the “E.U.”), known as “Brexit”. Recovering commodity prices, a stable U.S. dollar, signs of continued U.S. economic growth, and the realization that the Brexit is a political rather than financial crisis helped equity markets recover the majority of losses. Large-cap stocks represented by the S&P 500 Index rose 3.8% while small-cap stocks measured by the Russell 2000 Index gained 2.2%.

Once again, mixed signals from Chinese policymakers on the direction of the Chinese renminbi rattled equity markets. After the initial 1.9% devaluation relative to the U.S. dollar last August, the Chinese renminbi progressively depreciated another 1.4% over the remainder of 2015. In January’s first week, the currency declined an additional 1.5%, prompting fears of a much greater devaluation for 2016. It appeared that Chinese policymakers are considering the anxiety that a swift renminbi depreciation can cause. The renminbi relative to the U.S. dollar was lower at period end than at the beginning of the year. The downward pressure has done little to disrupt investor sentiment as the pace has remained steady. Since March 31, the renminbi has gradually depreciated 2.9% relative to the U.S. dollar as of June 30.

Given mounting concerns over a global economic slowdown, the S&P 500 Index reached a low of 1,829.08 on February 11, representing a 10.5% year-to-date decline. Crude prices also declined significantly, falling below $30.00 a barrel, closing at a low of $26.21 a barrel on the same day. However, as U.S. producers aggressively took offline the number of rigs drilling for oil and drastically reduced capital spending plans, crude oil prices rallied significantly. Crude oil production continued to fall: for the four weeks ending June 24, U.S. crude oil production of 8.69 million barrels per day was down 9.5% from a year ago. The near-term contract for crude oil closed out June at $48.33 a barrel, a 30.5% year-to-date increase.

Monetary policy garnered most of the headlines in March. The European Central Bank (the “ECB”) announced that it would reduce all three of its main policy rates. The ECB also expanded asset purchases and introduced new lending facilities intended to offset the impact of negative interest rates. However, as investors digested comments from ECB President Mario Draghi that interest rates were unlikely to be cut further, the euro advanced relative to the U.S. dollar. Developments from the Federal Reserve (the “Fed”) also helped to weaken the U.S. dollar. While the Fed announced that it would maintain the fed funds rate at its current range of 0.25% to 0.50%, the expected number of interest rate increases for this year was reduced from four to two. The U.S. dollar, which is widely measured by the U.S. Dollar Index (DXY), even after a slight appreciation resulting from Brexit uncertainties, remained 2.5% lower in the first half of 2016.

Investors approached the start of the U.S. first-quarter earnings season with caution given the disappointing results experienced over the past few quarters. Earnings season started off with “better than feared” earnings from the Financials sector. While loss provisions for commodity exposure had to be taken, non-commodity credit was solid. Additionally, several banks cited lower expenses and stronger loan growth as contributors to profitability. Earnings shortfalls from Microsoft Corp., Alphabet Inc., and Apple Inc. contributed to higher volatility in April’s final trading days. Adding to investor concern was the continued softness in manufacturing. The U.S. Markit Manufacturing Purchasing Managers Index (PMI)™ for April posted a reading of 50.8, down from 51.5 in March. The manufacturing sector took a step in the right direction as the June U.S. Markit Flash Manufacturing PMI™ reading of 51.4 was higher than the May print of 50.7. The improvement in the PMI™ was widespread with gains reported in new orders, output, and employment.

The market’s focus in June turned to the British referendum on European Union membership. As the date of the referendum approached, polls tilted towards “stay” in the wake of the tragic murder of a British politician who favored remaining in the E.U. The results of the Brexit referendum caught investors by surprise as 51.9% of British voters voted in favor of leaving the E.U. The unexpected outcome threw global equity markets, bond yields and the British pound into a tailspin. Over the next two trading days, the S&P 500 Index suffered a 5.3% decline, the yield on the U.S. 10-Year Treasury note fell to 1.44% and the British pound dropped 11.1%.

Once investors realized that a non-euro member exiting the E.U. is less detrimental than an E.U. country abandoning the euro, global equity markets rebounded. The S&P 500 Index rallied 4.9% on June’s final three trading days and rose 14.7% from the February 11 low. While the market’s resilience was impressive, the tone of the market remained defensive. As bond yields declined further and investors searched for safe havens, the Telecommunications Services sector was the top performer during 2016’s first half, returning 24.8%. The Financials sector was the worst performer, falling 3.1% as concerns over a flattening yield curve, delayed expectations for higher interest rates and exposure to both the U.K. and Europe weighed on the group.

The ramifications of the Brexit vote will not be known for quite some time. The next Prime Minister of Great Britain must invoke Article 50 of the Lisbon Treaty to formally begin the exit process from the E.U. Great Britain has a full two years to negotiate its exit

MIST-1

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

from the E.U. after Article 50 is invoked, creating another source of uncertainty. The political precedent set by the referendum outcome is something that markets may also consider in the weeks and months ahead.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in Financials and Industrials aided relative returns and individual holdings Children’s Place and CoreSite Realty were the top contributors to performance. Shares of Children’s Place outperformed as the company disclosed that comparable retail sales rose through the first nine weeks of the fiscal fourth quarter of 2015, driven by increases in key retail selling metrics despite continued weakness in traffic. Although there was selling pressure on the stock in April and May, shares rallied after management posted first-quarter 2016 earnings that beat analysts’ revenue and earnings-per-share (“EPS”) estimates. In addition, an overweight position in CoreSite Realty contributed to performance. Shares outperformed after management issued fourth-quarter 2015 earnings that beat analysts’ revenue and EPS estimates. Leasing momentum continued and adoption of cloud services should benefit demand for the company’s leasing space going forward. Furthermore, the company’s current 370,000 square feet under construction and 500,000 square feet for future development indicates the company has additional space to fill subsequent demand. Shares rose further after management reported strong first-quarter 2016 earnings driven by strength in key metro areas, such as Los Angeles, New York, New Jersey and Boston.

Alternatively, stock selection in the Materials and Health Care sectors hurt returns. Stone Energy and Schweitzer-Mauduit International were the top detractors. Within the Energy sector, an overweight position in Stone Energy detracted as the stock fell on continued weakness in oil prices. Shares declined further after the company borrowed the remaining $385 million from its bank credit facility, highlighting the potential need to secure immediate liquidity and raising the possibility that the company’s credit facility would be reduced after its bank re-determination in May 2016. The move also decreased transparency around how the company will service its 2017 convertible note obligations if the credit facility is reduced. In addition, shares of Schweitzer-Mauduit International declined. The stock underperformed after management released fourth quarter 2015 earnings results. Although results beat analysts’ revenue and earnings estimates, a large pull-forward in fourth-quarter 2015 demand caused management to temper guidance for 2016, which hurt investor sentiment toward the stock.

From our proprietary attribution framework, during the period, the Alpha Factors and Stock Specific Factors made positive contributions to performance, while Risk Exposure and Sector Impact detracted. From a factor perspective, Valuation, Earnings Quality, and Capital Deployment added to performance.

There have been no changes to the way the Portfolio has been managed and we expect it to remain sector neutral. Further, we remain firmly committed to our disciplined and dispassionate investment process. We believe valuation will continue to drive long-term returns.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	6.58	-1.96	6.94	6.14	—
Class B	6.43	-2.23	6.67	—	6.17
Russell 2000 Value Index	6.08	-2.58	8.14	5.15	—

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A and Class B shares are 5/2/2005 and 4/28/2008, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
DCT Industrial Trust, Inc.	1.3
DigitalGlobe, Inc.	1.2
Tech Data Corp.	1.1
Westamerica Bancorp	1.1
CYS Investments, Inc.	1.0
REX American Resources Corp.	1.0
FTI Consulting, Inc.	1.0
Children’s Place, Inc. (The)	1.0
EMCOR Group, Inc.	0.9
ACCO Brands Corp.	0.9

Top Sectors

% of Net Assets
Financials	38.8
Industrials	14.1
Information Technology	10.6
Consumer Discretionary	8.9
Utilities	7.2
Health Care	5.0
Materials	4.5
Energy	4.4
Consumer Staples	2.4
Telecommunication Services	0.7

MIST-3

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.72%	$1,000.00	$1,065.80	$3.70
	Hypothetical*	0.72%	$1,000.00	$1,021.28	$3.62

Class B(a)	Actual	0.97%	$1,000.00	$1,064.30	$4.98
	Hypothetical*	0.97%	$1,000.00	$1,020.04	$4.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—96.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
AAR Corp.	81,200	$1,895,208
Curtiss-Wright Corp.	25,600	2,156,800
DigitalGlobe, Inc. (a)	278,900	5,965,671
Moog, Inc. - Class A (a)	27,300	1,472,016

		11,489,695

Air Freight & Logistics—0.3%
Atlas Air Worldwide Holdings, Inc. (a)	33,800	1,399,996

Airlines—0.3%
Alaska Air Group, Inc.	26,500	1,544,685

Auto Components—1.4%
Cooper Tire & Rubber Co.	142,000	4,234,440
Dana Holding Corp.	185,100	1,954,656
Stoneridge, Inc. (a)	49,000	732,060

		6,921,156

Banks—17.0%
1st Source Corp.	34,291	1,110,685
American National Bankshares, Inc.	2,000	50,360
BancFirst Corp.	20,400	1,230,528
BancorpSouth, Inc.	118,700	2,693,303
Bank of Hawaii Corp. (b)	51,900	3,570,720
Banner Corp.	19,500	829,530
BBCN Bancorp, Inc.	112,200	1,674,024
Brookline Bancorp, Inc.	23,800	262,514
Bryn Mawr Bank Corp.	10,200	297,840
Capital Bank Financial Corp. - Class A (b)	73,800	2,125,440
Cascade Bancorp (a)	26,371	146,095
Cathay General Bancorp	65,500	1,847,100
Central Pacific Financial Corp.	153,701	3,627,344
Central Valley Community Bancorp (b)	8,000	112,000
Century Bancorp, Inc. - Class A (b)	2,600	110,058
Citizens & Northern Corp. (b)	6,100	123,342
City Holding Co. (b)	46,009	2,092,029
CoBiz Financial, Inc.	22,940	268,398
Columbia Banking System, Inc.	17,300	485,438
Community Bank System, Inc. (b)	43,100	1,770,979
Community Trust Bancorp, Inc.	38,916	1,348,829
Customers Bancorp, Inc. (a)	53,400	1,341,942
East West Bancorp, Inc.	3,928	134,259
FCB Financial Holdings, Inc. - Class A (a)	121,500	4,131,000
Financial Institutions, Inc.	22,099	576,121
First Bancorp	9,600	168,768
First Bancorp (a)	405,500	1,609,835
First Busey Corp.	41,866	895,514
First Citizens BancShares, Inc. - Class A	2,600	673,166
First Commonwealth Financial Corp.	385,700	3,548,440
First Community Bancshares, Inc.	19,900	446,556
First Financial Bancorp	34,300	667,135
First Financial Bankshares, Inc.	24,000	786,960
First Financial Corp.	6,900	252,678
First Interstate BancSystem, Inc. - Class A	28,100	789,610
Flushing Financial Corp.	46,400	922,432
Fulton Financial Corp.	112,400	1,517,400

Banks—(Continued)
Glacier Bancorp, Inc.	67,400	1,791,492
Great Southern Bancorp, Inc.	11,700	432,549
Great Western Bancorp, Inc.	47,000	1,482,380
Guaranty Bancorp	15,000	250,500
Hancock Holding Co. (b)	105,600	2,757,216
Heartland Financial USA, Inc.	17,183	606,388
Heritage Financial Corp.	7,734	135,964
Independent Bank Corp.	6,900	100,119
Investors Bancorp, Inc. (b)	309,100	3,424,828
Lakeland Bancorp, Inc.	19,545	222,422
Lakeland Financial Corp.	8,800	413,688
MainSource Financial Group, Inc.	53,104	1,170,943
Mercantile Bank Corp.	5,400	128,844
OFG Bancorp	178,845	1,484,413
Pacific Continental Corp.	24,885	390,943
PacWest Bancorp (b)	49,400	1,965,132
Park Sterling Corp.	16,700	118,403
Preferred Bank	5,600	161,700
Republic Bancorp, Inc. - Class A	6,200	171,306
S&T Bancorp, Inc.	7,000	171,150
Sandy Spring Bancorp, Inc.	8,800	255,728
Sierra Bancorp	5,400	90,126
Southside Bancshares, Inc. (b)	24,958	771,694
Southwest Bancorp, Inc.	38,600	653,498
State Bank Financial Corp.	18,200	370,370
Stock Yards Bancorp, Inc. (b)	6,000	169,380
Suffolk Bancorp	5,500	172,205
Tompkins Financial Corp. (b)	12,559	816,335
TriState Capital Holdings, Inc. (a) (b)	8,100	111,213
Trustmark Corp.	117,100	2,909,935
UMB Financial Corp. (b)	59,400	3,160,674
Umpqua Holdings Corp.	187,361	2,898,475
Union Bankshares Corp.	127,574	3,152,353
Valley National Bancorp	23,974	218,643
Washington Trust Bancorp, Inc.	12,100	458,832
Webster Financial Corp.	35,500	1,205,225
West Bancorp, Inc. (b)	12,620	234,606
Westamerica Bancorp (b)	109,200	5,379,192
Western Alliance Bancorp (a)	4,964	162,075
Wilshire Bancorp, Inc.	196,800	2,050,656

		86,859,967

Biotechnology—1.3%
ACADIA Pharmaceuticals, Inc. (a) (b)	11,400	370,044
Acorda Therapeutics, Inc. (a) (b)	19,600	499,898
Adverum Biotechnologies, Inc. (a)	2,500	7,900
Applied Genetic Technologies Corp. (a)	2,300	32,499
Ardelyx, Inc. (a) (b)	43,332	378,288
Cara Therapeutics, Inc. (a) (b)	13,100	63,011
Epizyme, Inc. (a) (b)	4,200	43,008
Five Prime Therapeutics, Inc. (a)	15,500	640,925
Idera Pharmaceuticals, Inc. (a) (b)	559,500	856,035
Immune Design Corp. (a) (b)	4,700	38,352
Insmed, Inc. (a) (b)	14,200	140,012
Karyopharm Therapeutics, Inc. (a)	1,900	12,749
MacroGenics, Inc. (a) (b)	4,800	129,552

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
NantKwest, Inc. (a) (b)	24,700	$153,634
Radius Health, Inc. (a) (b)	21,000	771,750
Rigel Pharmaceuticals, Inc. (a)	212,300	473,429
Sage Therapeutics, Inc. (a) (b)	1,700	51,221
Seres Therapeutics, Inc. (a) (b)	25,100	729,155
Ultragenyx Pharmaceutical, Inc. (a) (b)	3,900	190,749
Versartis, Inc. (a) (b)	46,500	514,290
Voyager Therapeutics, Inc. (a) (b)	36,900	405,531
Zafgen, Inc. (a) (b)	4,700	28,153

		6,530,185

Building Products—0.2%
Gibraltar Industries, Inc. (a)	33,000	1,041,810

Capital Markets—1.3%
Arlington Asset Investment Corp. - Class A (b)	13,800	179,538
Cowen Group, Inc. - Class A (a) (b)	229,400	679,024
Investment Technology Group, Inc.	51,900	867,768
KCG Holdings, Inc. - Class A (a)	242,900	3,230,570
Oppenheimer Holdings, Inc. - Class A	14,509	224,309
Stifel Financial Corp. (a)	39,400	1,239,130

		6,420,339

Chemicals—1.8%
American Vanguard Corp.	28,957	437,540
Innophos Holdings, Inc.	49,900	2,106,279
Innospec, Inc.	14,800	680,652
Minerals Technologies, Inc.	34,200	1,942,560
Rayonier Advanced Materials, Inc.	291,700	3,964,203

		9,131,234

Commercial Services & Supplies—2.7%
ACCO Brands Corp. (a)	461,200	4,764,196
Ennis, Inc.	26,500	508,270
Essendant, Inc.	51,600	1,576,896
Quad/Graphics, Inc.	144,607	3,367,897
VSE Corp.	20,600	1,376,080
West Corp.	110,600	2,174,396

		13,767,735

Communications Equipment—1.4%
Bel Fuse, Inc. - Class B	26,084	463,773
Black Box Corp.	82,974	1,085,300
Comtech Telecommunications Corp.	47,682	612,237
InterDigital, Inc.	21,300	1,185,984
NETGEAR, Inc. (a)	50,700	2,410,278
Polycom, Inc. (a)	131,800	1,482,750

		7,240,322

Construction & Engineering—1.1%
Argan, Inc.	11,310	471,853
Comfort Systems USA, Inc.	7,900	257,303
EMCOR Group, Inc.	96,900	4,773,294

		5,502,450

Consumer Finance—0.7%
Cash America International, Inc.	49,500	2,109,690
EZCORP, Inc. - Class A (a)	51,675	390,663
Nelnet, Inc. - Class A	28,700	997,325

		3,497,678

Containers & Packaging—0.5%
Graphic Packaging Holding Co.	182,000	2,282,280
Myers Industries, Inc.	17,400	250,560

		2,532,840

Diversified Consumer Services—1.4%
Ascent Capital Group, Inc. - Class A (a)	89,500	1,377,405
DeVry Education Group, Inc.	93,000	1,659,120
K12, Inc. (a)	128,500	1,604,965
Regis Corp. (a)	217,600	2,709,120

		7,350,610

Diversified Financial Services—0.0%
Marlin Business Services Corp.	10,274	167,466

Diversified Telecommunication Services—0.7%
Cincinnati Bell, Inc. (a)	158,100	722,517
Intelsat S.A. (a)	66,500	171,570
Windstream Holdings, Inc. (b)	267,900	2,483,433

		3,377,520

Electric Utilities—1.8%
El Paso Electric Co.	94,205	4,453,070
Portland General Electric Co.	104,600	4,614,952
Spark Energy, Inc. - Class A	6,900	228,045

		9,296,067

Electrical Equipment—0.1%
General Cable Corp. (b)	59,300	753,703

Electronic Equipment, Instruments & Components—2.9%
Benchmark Electronics, Inc. (a)	220,500	4,663,575
Insight Enterprises, Inc. (a)	64,700	1,682,200
Sanmina Corp. (a)	19,300	517,433
Tech Data Corp. (a)	76,400	5,489,340
Vishay Intertechnology, Inc. (b)	205,300	2,543,667

		14,896,215

Energy Equipment & Services—1.9%
Archrock, Inc.	12,700	119,634
Atwood Oceanics, Inc. (b)	38,700	484,524
Geospace Technologies Corp. (a) (b)	10,600	173,522
North Atlantic Drilling, Ltd. (a) (b)	2,839	19,135
Parker Drilling Co. (a)	98,000	224,420
Pioneer Energy Services Corp. (a)	414,900	1,908,540
SEACOR Holdings, Inc. (a) (b)	23,700	1,373,415
Seadrill, Ltd. (a) (b)	1,207,500	3,912,300
Unit Corp. (a)	84,300	1,311,708

		9,527,198

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—0.3%
Smart & Final Stores, Inc. (a)	18,400	$273,976
SpartanNash Co.	35,059	1,072,104
U.S. Foods Holding Corp. (a)	18,400	446,016

		1,792,096

Food Products—0.7%
Darling Ingredients, Inc. (a)	166,800	2,485,320
Dean Foods Co. (b)	18,600	336,474
Fresh Del Monte Produce, Inc. (b)	13,600	740,248

		3,562,042

Gas Utilities—2.4%
AGL Resources, Inc.	26,900	1,774,593
Northwest Natural Gas Co.	45,300	2,936,346
Southwest Gas Corp.	47,700	3,754,467
Spire, Inc.	56,439	3,998,139

		12,463,545

Health Care Equipment & Supplies—0.7%
Halyard Health, Inc. (a) (b)	12,700	413,004
Inogen, Inc. (a)	12,700	636,397
Meridian Bioscience, Inc. (b)	12,500	243,750
Quidel Corp. (a) (b)	78,600	1,403,796
SurModics, Inc. (a)	29,386	689,983

		3,386,930

Health Care Providers & Services—2.4%
Addus HomeCare Corp. (a)	19,500	339,885
Alliance HealthCare Services, Inc. (a)	29,999	187,194
Community Health Systems, Inc. (a)	227,100	2,736,555
Cross Country Healthcare, Inc. (a)	156,600	2,179,872
Molina Healthcare, Inc. (a) (b)	47,900	2,390,210
Owens & Minor, Inc.	41,200	1,540,056
Surgical Care Affiliates, Inc. (a)	19,000	905,730
Triple-S Management Corp. - Class B (a)	52,700	1,287,461
WellCare Health Plans, Inc. (a)	4,900	525,672

		12,092,635

Hotels, Restaurants & Leisure—2.0%
Bob Evans Farms, Inc. (b)	37,900	1,438,305
Intrawest Resorts Holdings, Inc. (a)	13,200	171,336
Isle of Capri Casinos, Inc. (a)	193,241	3,540,175
Jack in the Box, Inc.	5,900	506,928
La Quinta Holdings, Inc. (a)	238,000	2,713,200
Ruby Tuesday, Inc. (a)	20,200	72,922
Ruth’s Hospitality Group, Inc.	86,500	1,379,675
Speedway Motorsports, Inc.	12,900	228,975

		10,051,516

Household Durables—0.6%
CSS Industries, Inc.	27,751	744,004
Leggett & Platt, Inc.	30,200	1,543,522
NACCO Industries, Inc. - Class A	10,900	610,400

		2,897,926

Household Products—0.6%
Central Garden and Pet Co. - Class A (a)	152,500	3,310,775

Independent Power and Renewable Electricity Producers—0.9%
Atlantic Power Corp.	690,200	1,711,696
Dynegy, Inc. (a) (b)	124,500	2,146,380
Ormat Technologies, Inc. (b)	14,200	621,392

		4,479,468

Insurance—4.0%
Arch Capital Group, Ltd. (a)	10,856	781,632
Argo Group International Holdings, Ltd.	43,030	2,233,257
CNO Financial Group, Inc.	221,200	3,862,152
Global Indemnity plc (a)	3,700	101,861
Hallmark Financial Services, Inc. (a)	23,221	269,131
Horace Mann Educators Corp.	74,411	2,514,348
MBIA, Inc. (a)	276,200	1,886,446
Navigators Group, Inc. (The)	11,300	1,039,261
Primerica, Inc. (b)	81,000	4,636,440
ProAssurance Corp.	55,700	2,982,735

		20,307,263

Internet & Catalog Retail—0.4%
Liberty TripAdvisor Holdings, Inc. - Class A (a)	95,900	2,098,292

Internet Software & Services—0.6%
Bazaarvoice, Inc. (a)	164,400	659,244
Benefitfocus, Inc. (a) (b)	13,100	499,372
EarthLink Holdings Corp.	196,900	1,260,160
Monster Worldwide, Inc. (a)	120,900	288,951
RetailMeNot, Inc. (a)	52,100	401,691

		3,109,418

IT Services—0.8%
Convergys Corp. (b)	61,900	1,547,500
Datalink Corp. (a)	18,900	141,750
EVERTEC, Inc. (b)	10,900	169,386
Unisys Corp. (a) (b)	317,800	2,313,584

		4,172,220

Leisure Products—0.1%
JAKKS Pacific, Inc. (a) (b)	32,274	255,287
Nautilus, Inc. (a)	7,100	126,664

		381,951

Machinery—3.1%
AGCO Corp.	30,200	1,423,326
Briggs & Stratton Corp.	85,200	1,804,536
Douglas Dynamics, Inc.	112,642	2,898,279
Federal Signal Corp.	63,300	815,304
Graham Corp.	3,410	62,812
Greenbrier Cos., Inc. (The) (b)	15,200	442,776
Hurco Cos., Inc.	20,382	567,231
Hyster-Yale Materials Handling, Inc.	13,100	779,319
Joy Global, Inc.	117,300	2,479,722
Kadant, Inc.	32,107	1,653,832

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Kennametal, Inc.	6,200	$137,082
Wabash National Corp. (a) (b)	238,800	3,032,760

		16,096,979

Marine—0.3%
Matson, Inc.	41,500	1,340,035

Media—0.3%
Central European Media Enterprises, Ltd. - Class A (a) (b)	47,700	100,647
Entercom Communications Corp. - Class A	74,660	1,013,136
Radio One, Inc. - Class D (a) (b)	82,355	262,713
Saga Communications, Inc. - Class A	2,835	112,096

		1,488,592

Metals & Mining—1.7%
Carpenter Technology Corp.	79,300	2,611,349
Cliffs Natural Resources, Inc. (a) (b)	98,600	559,062
Olympic Steel, Inc.	17,500	477,925
Ryerson Holding Corp. (a)	49,500	866,250
Schnitzer Steel Industries, Inc. - Class A	63,300	1,114,080
Worthington Industries, Inc.	74,100	3,134,430

		8,763,096

Multi-Utilities—1.3%
Avista Corp.	78,600	3,521,280
NorthWestern Corp. (b)	41,583	2,622,640
Unitil Corp.	16,400	699,788

		6,843,708

Multiline Retail—0.3%
Dillard’s, Inc. - Class A (b)	21,200	1,284,720

Oil, Gas & Consumable Fuels—2.6%
Adams Resources & Energy, Inc.	1,300	50,050
Alon USA Energy, Inc.	29,100	188,568
Bill Barrett Corp. (a) (b)	477,600	3,051,864
Denbury Resources, Inc. (b)	603,500	2,166,565
Eclipse Resources Corp. (a) (b)	130,500	435,870
EP Energy Corp. - Class A (a) (b)	169,600	878,528
Jones Energy, Inc. - Class A (a) (b)	66,300	273,156
REX American Resources Corp. (a) (b)	85,500	5,115,465
Sanchez Energy Corp. (a) (b)	123,700	873,322

		13,033,388

Paper & Forest Products—0.5%
Domtar Corp.	31,400	1,099,314
Schweitzer-Mauduit International, Inc.	41,800	1,474,704

		2,574,018

Pharmaceuticals—0.7%
Amphastar Pharmaceuticals, Inc. (a) (b)	26,900	433,628
Endocyte, Inc. (a) (b)	145,300	466,413
Medicines Co. (The) (a) (b)	47,700	1,604,151

Pharmaceuticals—(Continued)
MyoKardia, Inc. (a) (b)	65,400	810,960
Revance Therapeutics, Inc. (a) (b)	8,200	111,520

		3,426,672

Professional Services—2.2%
Barrett Business Services, Inc. (b)	61,160	2,527,131
FTI Consulting, Inc. (a)	124,600	5,068,728
Huron Consulting Group, Inc. (a)	24,500	1,480,290
RPX Corp. (a)	47,000	430,990
TriNet Group, Inc. (a)	79,600	1,654,884

		11,162,023

Real Estate Investment Trusts—12.3%
AG Mortgage Investment Trust, Inc.	29,700	428,868
American Assets Trust, Inc.	7,300	309,812
Apartment Investment & Management Co. - Class A	62,300	2,751,168
ARMOUR Residential REIT, Inc. (b)	70,400	1,408,000
Ashford Hospitality Trust, Inc.	294,595	1,581,975
Capstead Mortgage Corp. (b)	324,458	3,147,243
CBL & Associates Properties, Inc. (b)	114,500	1,065,995
Cedar Realty Trust, Inc.	86,900	645,667
CoreSite Realty Corp. (b)	26,200	2,323,678
CYS Investments, Inc. (b)	613,200	5,132,484
DCT Industrial Trust, Inc. (b)	133,675	6,421,747
DiamondRock Hospitality Co.	100,900	911,127
DuPont Fabros Technology, Inc.	22,000	1,045,880
EPR Properties (b)	20,900	1,686,212
FelCor Lodging Trust, Inc. (b)	224,969	1,401,557
First Industrial Realty Trust, Inc. (b)	39,900	1,110,018
First Potomac Realty Trust	154,500	1,421,400
Franklin Street Properties Corp.	51,300	629,451
Getty Realty Corp.	46,229	991,612
Gladstone Commercial Corp. (b)	23,100	390,159
Government Properties Income Trust (b)	144,400	3,329,864
Gramercy Property Trust	124,700	1,149,734
Hatteras Financial Corp.	71,600	1,174,240
Highwoods Properties, Inc.	9,300	491,040
Hospitality Properties Trust	50,400	1,451,520
InfraREIT, Inc. (b)	11,800	206,972
Kite Realty Group Trust	38,500	1,079,155
LaSalle Hotel Properties (b)	25,100	591,858
LTC Properties, Inc.	31,300	1,619,149
Mack-Cali Realty Corp.	40,300	1,088,100
Mid-America Apartment Communities, Inc.	4,532	482,205
Monogram Residential Trust, Inc.	73,900	754,519
Pebblebrook Hotel Trust (b)	40,700	1,068,375
Pennsylvania Real Estate Investment Trust	94,900	2,035,605
Potlatch Corp.	76,700	2,615,470
PS Business Parks, Inc.	26,600	2,821,728
RAIT Financial Trust (b)	145,900	456,667
RLJ Lodging Trust	100,400	2,153,580
Saul Centers, Inc.	3,800	234,498
Silver Bay Realty Trust Corp.	20,500	349,115
Sunstone Hotel Investors, Inc.	142,573	1,720,856
Taubman Centers, Inc.	4,300	319,060
Urstadt Biddle Properties, Inc. - Class A	24,600	609,588

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Washington Real Estate Investment Trust	2,900	$91,234
WP Glimcher, Inc. (b)	1,947	21,787

		62,719,972

Real Estate Management & Development—1.0%
Alexander & Baldwin, Inc.	43,700	1,579,318
Forestar Group, Inc. (a) (b)	143,700	1,708,593
St. Joe Co. (The) (a) (b)	103,300	1,830,476

		5,118,387

Road & Rail—0.6%
AMERCO	1,400	524,370
ArcBest Corp.	68,200	1,108,250
USA Truck, Inc. (a)	79,352	1,389,454

		3,022,074

Semiconductors & Semiconductor Equipment—2.6%
Advanced Energy Industries, Inc. (a)	83,500	3,169,660
Alpha & Omega Semiconductor, Ltd. (a)	91,900	1,280,167
Amkor Technology, Inc. (a)	237,000	1,362,750
Cohu, Inc.	93,239	1,011,643
Cypress Semiconductor Corp. (b)	264,402	2,789,441
FormFactor, Inc. (a)	145,100	1,304,449
IXYS Corp.	64,800	664,200
Ultra Clean Holdings, Inc. (a)	23,700	134,853
Xcerra Corp. (a)	301,339	1,732,700

		13,449,863

Software—2.2%
Aspen Technology, Inc. (a) (b)	19,400	780,656
Fair Isaac Corp.	20,200	2,282,802
Progress Software Corp. (a)	27,300	749,658
Rovi Corp. (a)	189,000	2,955,960
Take-Two Interactive Software, Inc. (a) (b)	120,200	4,557,984

		11,327,060

Specialty Retail—2.0%
Abercrombie & Fitch Co. - Class A (b)	210,900	3,756,129
Children’s Place, Inc. (The) (b)	61,000	4,890,980
Pier 1 Imports, Inc. (b)	346,500	1,781,010

		10,428,119

Textiles, Apparel & Luxury Goods—0.5%
Iconix Brand Group, Inc. (a)	155,532	1,051,396
Movado Group, Inc.	71,500	1,550,120

		2,601,516

Thrifts & Mortgage Finance—2.6%
BankFinancial Corp.	7,585	90,944
Beneficial Bancorp, Inc. (a)	258,755	3,291,364
Charter Financial Corp.	82,900	1,100,912
First Defiance Financial Corp.	5,100	198,135

Thrifts & Mortgage Finance—(Continued)
Fox Chase Bancorp, Inc.	8,600	174,924
Kearny Financial Corp.	6,191	77,883
Meridian Bancorp, Inc.	104,300	1,541,554
Northfield Bancorp, Inc.	187,200	2,776,176
OceanFirst Financial Corp.	2,750	49,967
Oritani Financial Corp.	28,600	457,314
Territorial Bancorp, Inc.	5,000	132,350
United Financial Bancorp, Inc.	30,700	398,486
Walker & Dunlop, Inc. (a)	73,800	1,681,164
Waterstone Financial, Inc.	29,200	447,636
WSFS Financial Corp.	24,195	778,837

		13,197,646

Tobacco—0.7%
Universal Corp. (b)	65,667	3,791,613

Trading Companies & Distributors—0.9%
DXP Enterprises, Inc. (a) (b)	51,200	764,416
MRC Global, Inc. (a)	173,800	2,469,698
SiteOne Landscape Supply, Inc. (a)	9,000	305,910
Titan Machinery, Inc. (a)	96,270	1,073,411

		4,613,435

Water Utilities—0.7%
American States Water Co.	51,100	2,239,202
California Water Service Group	35,300	1,233,029

		3,472,231

Wireless Telecommunication Services—0.0%
Spok Holdings, Inc.	11,000	210,815

Total Common Stocks (Cost $458,662,471)		493,320,910

Short-Term Investments—19.0%

Mutual Fund—15.5%
State Street Navigator Securities Lending MET Portfolio (c)	79,314,512	79,314,512

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $18,140,700 on 07/01/16, collateralized by $18,100,000 U.S. Treasury Note at 1.375% due 02/29/20 with a value of $18,507,250.	18,140,685	18,140,685

Total Short-Term Investments (Cost $97,455,197)		97,455,197

Total Investments—115.6% (Cost $556,117,668) (d)		590,776,107
Other assets and liabilities (net)—(15.6)%		(79,940,049)

Net Assets—100.0%		$510,836,058

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $100,759,904 and the collateral received consisted of cash in the amount of $79,314,512 and non-cash collateral with a value of $23,255,222. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $556,117,668. The aggregate unrealized appreciation and depreciation of investments were $72,441,718 and $(37,783,279), respectively, resulting in net unrealized appreciation of $34,658,439.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	09/16/16	156	USD	17,630,872	$268,568

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$493,320,910	$—	$—	$493,320,910
Short-Term Investments
Mutual Fund	79,314,512	—	—	79,314,512
Repurchase Agreement	—	18,140,685	—	18,140,685
Total Short-Term Investments	79,314,512	18,140,685	—	97,455,197
Total Investments	$572,635,422	$18,140,685	$—	$590,776,107

Collateral for Securities Loaned (Liability)	$—	$(79,314,512)	$—	$(79,314,512)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$268,568	$—	$—	$268,568

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$590,776,107
Cash	162,011
Cash denominated in foreign currencies (c)	1,539
Cash collateral for futures contracts	919,998
Receivable for:
Investments sold	2,443,456
Fund shares sold	1,123
Dividends and interest	973,050
Variation margin on futures contracts	285,480
Prepaid expenses	3,237

Total Assets	595,566,001
Liabilities
Collateral for securities loaned	79,314,512
Payables for:
Investments purchased	4,633,093
Fund shares redeemed	252,431
Accrued Expenses:
Management fees	285,815
Distribution and service fees	6,357
Deferred trustees’ fees	86,413
Other expenses	151,322

Total Liabilities	84,729,943

Net Assets	$510,836,058

Net Assets Consist of:
Paid in surplus	$476,042,545
Undistributed net investment income	4,550,827
Accumulated net realized loss	(4,684,265)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	34,926,951

Net Assets	$510,836,058

Net Assets
Class A	$479,614,488
Class B	31,221,570
Capital Shares Outstanding*
Class A	32,516,292
Class B	2,134,155
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.75
Class B	14.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $556,117,668.
(b)	Includes securities loaned at value of $100,759,904.
(c)	Identified cost of cash denominated in foreign currencies was $1,525.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$5,928,304
Interest	1,940
Securities lending income	442,017

Total investment income	6,372,261
Expenses
Management fees	2,072,179
Administration fees	7,962
Custodian and accounting fees	40,150
Distribution and service fees—Class B	36,668
Audit and tax services	20,240
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	13,284
Insurance	1,966
Miscellaneous	6,481

Total expenses	2,228,196
Less management fee waiver	(261,875)

Net expenses	1,966,321

Net Investment Income	4,405,940

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(3,033,289)
Futures contracts	412,193
Foreign currency transactions	(387)

Net realized loss	(2,621,483)

Net change in unrealized appreciation on:
Investments	33,264,466
Futures contracts	96,918
Foreign currency transactions	856

Net change in unrealized appreciation	33,362,240

Net realized and unrealized gain	30,740,757

Net Increase in Net Assets From Operations	$35,146,697

(a)	Net of foreign withholding taxes of $2,331.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,405,940	$9,754,784
Net realized gain (loss)	(2,621,483)	35,450,001
Net change in unrealized appreciation (depreciation)	33,362,240	(88,456,261)

Increase (decrease) in net assets from operations	35,146,697	(43,251,476)

From Distributions to Shareholders
Net investment income
Class A	(9,027,990)	(7,884,092)
Class B	(511,179)	(351,762)
Net realized capital gains
Class A	(32,464,890)	(50,159,695)
Class B	(2,118,858)	(2,732,783)

Total distributions	(44,122,917)	(61,128,332)

Decrease in net assets from capital share transactions	(37,926,500)	(17,667,620)

Total decrease in net assets	(46,902,720)	(122,047,428)

Net Assets
Beginning of period	557,738,778	679,786,206

End of period	$510,836,058	$557,738,778

Undistributed net investment income
End of period	$4,550,827	$9,684,056

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	569,839	$7,971,076	264,755	$4,416,525
Reinvestments	2,830,347	41,492,880	3,486,113	58,043,787
Redemptions	(5,749,845)	(89,850,927)	(4,668,135)	(82,466,191)

Net decrease	(2,349,659)	$(40,386,971)	(917,267)	$(20,005,879)

Class B
Sales	147,687	$2,178,538	179,043	$2,941,744
Reinvestments	180,759	2,630,037	186,716	3,084,545
Redemptions	(156,237)	(2,348,104)	(218,624)	(3,688,030)

Net increase	172,209	$2,460,471	147,135	$2,338,259

Decrease derived from capital shares transactions		$(37,926,500)		$(17,667,620)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.15		$18.09	$19.93	$15.07	$13.14	$14.85

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.27	0.22	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investments	0.87		(1.42)	0.52	4.77	1.84	(1.62)

Total from investment operations	0.99		(1.15)	0.74	4.98	2.05	(1.47)

Less Distributions
Distributions from net investment income	(0.30)		(0.24)	(0.22)	(0.12)	(0.12)	(0.24)
Distributions from net realized capital gains	(1.09)		(1.55)	(2.36)	0.00	0.00	0.00

Total distributions	(1.39)		(1.79)	(2.58)	(0.12)	(0.12)	(0.24)

Net Asset Value, End of Period	$14.75		$15.15	$18.09	$19.93	$15.07	$13.14

Total Return (%) (b)	6.58	(c)	(7.25)	4.66	33.25	15.66	(10.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.82	0.82	0.83	0.84	0.85
Net ratio of expenses to average net assets (%) (e)	0.72	(d)	0.73	0.73	0.75	0.84	0.85
Ratio of net investment income to average net assets (%)	1.67	(d)	1.59	1.22	1.21	1.44	1.08
Portfolio turnover rate (%)	27	(c)	38	35	110	38	47
Net assets, end of period (in millions)	$479.6		$528.3	$647.2	$745.9	$377.3	$302.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.02		$17.94	$19.79	$14.97	$13.06	$14.78

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.22	0.18	0.16	0.17	0.12
Net realized and unrealized gain (loss) on investments	0.85		(1.39)	0.50	4.74	1.83	(1.62)

Total from investment operations	0.96		(1.17)	0.68	4.90	2.00	(1.50)

Less Distributions
Distributions from net investment income	(0.26)		(0.20)	(0.17)	(0.08)	(0.09)	(0.22)
Distributions from net realized capital gains	(1.09)		(1.55)	(2.36)	0.00	0.00	0.00

Total distributions	(1.35)		(1.75)	(2.53)	(0.08)	(0.09)	(0.22)

Net Asset Value, End of Period	$14.63		$15.02	$17.94	$19.79	$14.97	$13.06

Total Return (%) (b)	6.43	(c)	(7.43)	4.37	32.90	15.36	(10.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(d)	1.07	1.07	1.08	1.09	1.10
Net ratio of expenses to average net assets (%) (e)	0.97	(d)	0.98	0.98	1.00	1.09	1.10
Ratio of net investment income to average net assets (%)	1.44	(d)	1.34	1.00	0.90	1.18	0.85
Portfolio turnover rate (%)	27	(c)	38	35	110	38	47
Net assets, end of period (in millions)	$31.2		$29.5	$32.6	$31.0	$25.4	$21.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-15

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $18,140,685, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include

MIST-16

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$268,568

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$412,193

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$96,918

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$13,200

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MIST-17

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$140,242,253	$0	$220,705,066

During the six months ended June 30, 2016, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $47,982 in sales of investments, which are included above, and resulted in realized gains of $3,880.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$2,072,179	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC,

MIST-18

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$30,029,197	$43,684,657	$31,099,135	$55,969,307	$61,128,332	$99,653,964

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$11,821,929	$32,004,859	$24,884	$—	$43,851,672

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 1.53% and 1.40%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (WGBI)2, returned 0.66% and 10.74%, respectively. A blend of the MSCI World Index (60%) and the Citigroup WGBI (40%) returned 4.72%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year presented significant challenges for global markets. The period began with a sharp market selloff in January and early February caused by persistent worries about Chinese and global economic growth, commodity weakness, Brexit (the U.K. referendum on exiting the European Union) anxiety and fears of a U.S. recession. However, markets bounced off their mid-February lows on signs of an improving macroeconomic picture and a recovery in oil and metals prices, while central banks maintained accommodative policies. Markets went on to record consecutive gains until mid-June, when the unexpected Brexit vote created high market volatility, particularly within the European and U.K. equity markets. As a result, the MSCI World Index was only marginally positive year to date. The Index was fragmented during the period; the Energy, Utilities and Materials sectors were strong performers while the Financials sector bore the brunt of economic uncertainty to end the period sharply lower, followed by Consumer Discretionary and Health Care stocks.

The early-year credit market recovery extended into a full-blown rally in April, as commodity prices continued to rebound and investors developed favorable outlooks for Federal Reserve (the “Fed”) and European Central Bank (the “ECB”) policy. Investors easily absorbed the elevated bond issuance, reflecting market optimism and the relative attractiveness of credit versus government bonds. U.S.-dollar-denominated investment grade credit spreads widened less sharply in the wake of the Brexit vote than did euro- and pound-denominated corporate credits due to fewer geopolitical pressures. In the aftermath of the historic vote, high yield bonds generally underperformed investment grade bonds, but over the full period, high yield generally outperformed investment grade. Emerging market assets sold off toward the end the period on growth fears and potential U.S. dollar gains in the wake of post-Brexit uncertainty. However, a more dovish Fed and cautious investor positioning reduced the fallout.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the global equity portion of the Portfolio, sector allocation weighed on relative performance with the Portfolio unfavorably overweight in sectors that performed poorly and underweight in sectors that performed well. The lack of exposure to the Telecommunication Services and Utilities sectors, both of which performed strongly, was an additional headwind. Stock selection in the Health Care and Financials sectors detracted the most from relative return, while selection in the Consumer Discretionary and Industrials sectors aided results. On a regional basis, North America was the main detractor from relative return, followed by Europe and developed Asia.

The largest individual detractors were Alexion, Allergan and Legal & General Group. Alexion underperformed early in the period in sympathy with the overall Biotechnlogy industry. Additionally, the company earns 60% of its revenues outside the U.S., and the strong U.S. dollar dampened top-line growth. Alexion also suffered other setbacks, including the failure of a pipeline product and economic weakness in Latin America, particularly government payors in oil-based economies. The disintegration of the Allergan/Pfizer merger in April caused Allergan shares to fall; however, we believe the company is in an excellent position to potentially acquire or in-license pipeline assets and/or tuck in products that will fit within the company’s core competencies. Investors have been nervous recently about Allergan’s transaction with TEVA, but we expect the transaction to close later this summer. Legal & General, a U.K. insurance and savings business, reported in-line results for 2015, and capital under the new Solvency 2 standard was healthy. However, some investors were concerned about management continuity after the CFO announced his upcoming retirement in early 2017. The stock was weak leading up to the U.K. referendum to leave the European Union, as the company’s business is predominantly in the U.K. and it is a large holder of U.K. corporate bonds. Legal & General’s stock fell sharply following the Brexit vote, which has weakened its capital position, but we think its dividend should be sustainable.

The Portfolio’s top individual contributors were TransDigm Group, UnitedHealth Group and Starwood Hotels & Resorts Worldwide. A flurry of positive events drove TransDigm shares higher, including strong fiscal second quarter earnings results, particularly in the core commercial aftermarket business. Other positive events included a credit rating upgrade from Moody’s, the announcement of the second largest acquisition in company history, and the S&P’s announcement that TransDigm will be added to the S&P 500 Index. UnitedHealth Group has been executing at a high level and making successful long-term strategic decisions, including exiting economically unfavorable businesses and investing in areas that differentiate them from competitors, such as technology and consumer-facing tools. Additionally, the company continues to employ a robust share repurchase program. Starwood Hotels & Resorts outperformed due to a bidding war for its assets that ultimately resulted in Marriott’s acquisition of the company. Starwood shares will be converted to Marriott stock in July or August, pending remaining regulatory approvals.

The fixed income portion of the Portfolio benefited from the strong outperformance of the corporate bond market over the period. Overweights to BBB-rated and high yield issues added value as these segments generally outpaced higher-grade issues. Positioning in the Energy sector added notable value as oil prices rebounded in early 2016 after multiple periods of weakness and remained durable during

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company L.P.

Portfolio Manager Commentary*—(Continued)

the period. Our selections among Metals and Mining companies performed well, benefiting from stronger commodity prices and company efforts to shore up balance sheets. Communications, Finance and Consumer Cyclical names also added value. However, selection among U.K.- and eurozone-based banking and insurance issuers partially offset Portfolio gains, as these names underperformed the broader credit markets due to concerns about earnings potential amid persistently low interest rates and Brexit-related uncertainties.

Allocation to the Mexican peso detracted as the currency depreciated on local political issues and unfavorable investor flows. Positions in the British pound also weighed on performance as the currency weakened versus the U.S. dollar due to Brexit-related political and economic uncertainties. On the positive side, exposure to the Japanese yen, euro, and Brazilian real aided performance.

The Portfolio is a fundamentally driven strategy with an emphasis on forward-looking scenario analysis. As a result of our bottom-up investment approach, our period-end positioning was overweight the Consumer Discretionary, Information Technology, Materials and Industrials sectors, and underweight the Health Care, Financials, Energy and Consumer Staples sectors. At period end we did not own any securities in the Utilities and Telecommunication Services sectors.

From a regional perspective, at period end the Portfolio was overweight North America and emerging markets and underweight developed Asia and Europe. Our relative positioning is the result of our process as we look to identify quality companies that we believe have the ability to grow intrinsic value and currently trade at an attractive valuation. We believe stock selection and a long-term view will be critical to performance for the remainder of 2016 and beyond.

In the fixed income segment, we continued to find better value in U.S. dollar debt markets over the euro, yen, and other currencies, particularly in credit given lower yields outside the U.S. Our emerging market positions are tactical and story-specific, rather than systemic, given ongoing economic challenges to emerging economies. We maintained a positive view for corporate credit relative to other fixed income segments, as the lower-for-longer rate outlook can help extend the credit cycle. In addition, volatility may create attractive opportunities to selectively add positions.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Global Markets Portfolio
Class A	1.53	-1.16	5.90	8.18
Class B	1.40	-1.44	5.63	7.92
MSCI World Index	0.66	-2.78	6.62	4.43
Citigroup World Government Bond Index	10.74	11.26	1.18	4.22

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Equity Sectors

% of Net Assets
Consumer Discretionary	13.5
Information Technology	12.5
Financials	12.2
Industrials	8.6
Health Care	7.7

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	23.9
Foreign Government	5.1
Convertible Bonds	1.9
U.S. Treasury & Government Agencies	1.6
Municipals	0.2

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.77%	$1,000.00	$1,015.30	$3.86
	Hypothetical*	0.77%	$1,000.00	$1,021.03	$3.87

Class B	Actual	1.02%	$1,000.00	$1,014.00	$5.11
	Hypothetical*	1.02%	$1,000.00	$1,019.79	$5.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—63.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.4%
Thales S.A.	80,471	$6,753,650
TransDigm Group, Inc. (a) (b)	51,299	13,527,033

		20,280,683

Banks—2.7%
HDFC Bank, Ltd.	228,533	4,621,280
M&T Bank Corp.	32,591	3,853,234
Wells Fargo & Co.	83,559	3,954,847

		12,429,361

Beverages—3.4%
Anheuser-Busch InBev S.A.	75,789	9,962,435
Asahi Group Holdings, Ltd.	174,600	5,632,364

		15,594,799

Building Products—1.7%
Assa Abloy AB - Class B	184,664	3,785,043
Geberit AG	10,261	3,876,143

		7,661,186

Capital Markets—1.0%
Goldman Sachs Group, Inc. (The)	31,247	4,642,679

Chemicals—3.3%
LyondellBasell Industries NV - Class A	70,016	5,210,591
Sherwin-Williams Co. (The)	33,854	9,941,904

		15,152,495

Diversified Financial Services—4.0%
FactSet Research Systems, Inc. (b)	44,953	7,256,313
London Stock Exchange Group plc	153,352	5,194,654
S&P Global, Inc.	56,381	6,047,426

		18,498,393

Electrical Equipment—0.9%
Eaton Corp. plc	72,068	4,304,622

Energy Equipment & Services—1.1%
Schlumberger, Ltd.	60,798	4,807,906

Food Products—1.0%
Nestle S.A.	58,138	4,484,514
Qinqin Foodstuffs Group Cayman Co., Ltd. (a) (c)	70,400	27,677

		4,512,191

Health Care Providers & Services—1.8%
UnitedHealth Group, Inc.	59,084	8,342,661

Hotels, Restaurants & Leisure—2.0%
Marriott International, Inc. - Class A	22,723	1,510,171
Starwood Hotels & Resorts Worldwide, Inc.	105,458	7,798,619

		9,308,790

Household Durables—1.2%
Newell Brands, Inc.	117,315	5,697,990

Insurance—4.4%
AIA Group, Ltd.	1,641,800	9,871,910
Legal & General Group plc	2,325,446	6,027,454
Travelers Cos., Inc. (The)	37,848	4,505,426

		20,404,790

Internet & Catalog Retail—2.6%
Amazon.com, Inc. (a)	7,713	5,519,577
Priceline Group, Inc. (The) (a)	5,213	6,507,961

		12,027,538

Internet Software & Services—7.5%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	136,110	10,824,828
Alphabet, Inc. - Class A (a)	12,645	8,896,137
Alphabet, Inc. - Class C (a)	7,193	4,978,275
Facebook, Inc. - Class A (a)	84,903	9,702,715

		34,401,955

IT Services—3.7%
CGI Group, Inc. - Class A (a)	114,000	4,869,894
HCL Technologies, Ltd.	498,130	5,404,756
Nomura Research Institute, Ltd.	189,900	6,916,253

		17,190,903

Life Sciences Tools & Services—1.1%
Mettler-Toledo International, Inc. (a)	13,713	5,004,148

Machinery—1.0%
Atlas Copco AB - A Shares	170,399	4,412,221

Media—3.1%
Comcast Corp. - Class A	130,763	8,524,440
ITV plc	936,468	2,262,162
Walt Disney Co. (The)	37,567	3,674,804

		14,461,406

Oil, Gas & Consumable Fuels—0.3%
EOG Resources, Inc.	16,192	1,350,737

Personal Products—0.1%
Hengan International Group Co., Ltd. (b)	28,000	235,397

Pharmaceuticals—4.8%
Allergan plc (a)	46,927	10,844,360
Novo Nordisk A/S - Class B	97,226	5,228,529
Roche Holding AG	22,491	5,938,312

		22,011,201

Semiconductors & Semiconductor Equipment—1.3%
Texas Instruments, Inc.	92,036	5,766,055

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—3.5%
AutoZone, Inc. (a) (b)	15,008	$11,913,951
Dufry AG (a) (b)	35,252	4,230,980

		16,144,931

Textiles, Apparel & Luxury Goods—1.0%
Luxottica Group S.p.A.	95,957	4,675,537

Trading Companies & Distributors—0.6%
Brenntag AG	58,023	2,803,943

Total Common Stocks (Cost $253,315,238)		292,124,518

Corporate Bonds & Notes—23.9%

Advertising—0.1%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.250%, 02/15/22	25,000	25,375
5.875%, 03/15/25	55,000	56,650
WPP plc 6.000%, 04/04/17 (GBP)	160,000	220,310

		302,335

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	310,000	305,939
TransDigm, Inc. 6.500%, 07/15/24	76,000	77,093
6.500%, 05/15/25	75,000	75,187

		458,219

Airlines—0.6%
Air Canada Pass-Through Trust 4.125%, 12/15/27 (144A)	175,000	180,250
American Airlines Pass-Through Trust 5.250%, 01/15/24	895,000	933,037
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	953,397	1,091,640
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	63,956	73,229
8.000%, 10/01/19	31,782	35,184
United Continental Holdings, Inc. 6.375%, 06/01/18	305,000	317,963

		2,631,303

Auto Manufacturers—1.9%
Ford Motor Co. 6.625%, 10/01/28	1,675,000	2,117,289
Ford Motor Credit Co. LLC 2.459%, 03/27/20 (b)	3,000,000	3,024,756
General Motors Co. 5.200%, 04/01/45	35,000	34,676
6.750%, 04/01/46	65,000	77,102

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 2.400%, 04/10/18	3,000,000	3,023,568
3.450%, 04/10/22	100,000	99,929
5.250%, 03/01/26	295,000	320,690

		8,698,010

Auto Parts & Equipment—0.4%
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,332,380
Magna International, Inc. 1.900%, 11/24/23 (EUR)	100,000	118,142
Tupy Overseas S.A. 6.625%, 07/17/24 (144A)	200,000	191,500

		1,642,022

Banks—2.0%
Akbank TAS 4.000%, 01/24/20 (144A)	200,000	201,200
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	154,125
Bank of Montreal 1.750%, 06/15/21 (144A)	255,000	255,683
Barclays plc 3.650%, 03/16/25	225,000	216,353
Cooperatieve Rabobank UA 4.375%, 08/04/25	350,000	365,585
Credit Agricole S.A. 4.375%, 03/17/25 (144A)	200,000	202,097
7.500%, 06/23/26 (GBP) (d)	160,000	190,688
Goldman Sachs Group, Inc. (The) 3.375%, 02/01/18 (CAD)	300,000	238,440
6.750%, 10/01/37	945,000	1,165,690
HSBC Holdings plc 5.750%, 12/20/27 (GBP)	110,000	160,762
ICICI Bank, Ltd. 6.375%, 04/30/22 (144A) (b) (d)	300,000	303,737
Industrial Bank of Korea 2.375%, 07/17/17 (144A)	300,000	303,458
Lloyds Banking Group plc 4.500%, 11/04/24	200,000	202,896
Morgan Stanley 4.100%, 05/22/23	200,000	207,372
4.350%, 09/08/26	315,000	329,527
Royal Bank of Scotland Group plc 6.000%, 12/19/23	470,000	477,582
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	200,000	197,404
Siam Commercial Bank PCL 3.500%, 04/07/19 (144A)	420,000	438,293
Societe Generale S.A. 4.250%, 04/14/25 (144A)	465,000	459,945
4.750%, 11/24/25 (144A) (b)	260,000	265,655
6.750%, 04/07/21 (EUR) (d)	195,000	204,372

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Standard Chartered plc 4.000%, 10/21/25 (EUR) (d)	250,000	$271,606
State Bank of India 4.125%, 08/01/17 (144A)	300,000	307,622
TC Ziraat Bankasi A/S 4.250%, 07/03/19 (144A)	380,000	385,249
Turkiye Halk Bankasi A/S 4.750%, 02/11/21 (144A)	210,000	208,898
Turkiye Is Bankasi A/S 3.875%, 11/07/17 (144A)	400,000	405,000
UniCredit S.p.A. 6.950%, 10/31/22 (EUR)	300,000	373,888
Woori Bank 5.875%, 04/13/21 (144A)	200,000	229,525
Yapi ve Kredi Bankasi A/S 5.250%, 12/03/18 (144A)	360,000	373,136

		9,095,788

Beverages—0.1%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	345,000	363,516
Constellation Brands, Inc. 4.750%, 11/15/24	110,000	115,775
DS Services of America, Inc. 10.000%, 09/01/21 (144A)	125,000	140,313

		619,604

Building Materials—0.4%
Atrium Windows & Doors, Inc. 7.750%, 05/01/19 (144A)	215,000	196,725
Cemex Finance LLC 6.000%, 04/01/24 (144A) (b)	265,000	257,050
Cemex S.A.B. de C.V. 5.700%, 01/11/25 (144A) (b)	200,000	189,500
CIMPOR Financial Operations B.V. 5.750%, 07/17/24 (144A)	410,000	302,375
Masco Corp. 6.500%, 08/15/32	30,000	31,912
7.750%, 08/01/29	200,000	236,298
Union Andina de Cementos SAA 5.875%, 10/30/21 (144A)	450,000	456,075

		1,669,935

Chemicals—0.8%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	200,500
Chemours Co. (The) 6.625%, 05/15/23 (b)	430,000	365,500
7.000%, 05/15/25 (b)	80,000	67,100
Hercules, Inc. 6.500%, 06/30/29	10,000	8,225
Hexion, Inc. 7.875%, 02/15/23 (c) (e)	899,000	224,750
9.200%, 03/15/21 (c) (e)	1,910,000	534,800

Chemicals—(Continued)
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	87,298
INVISTA Finance LLC 4.250%, 10/15/19 (144A)	305,000	297,375
Israel Chemicals, Ltd. 4.500%, 12/02/24 (144A)	380,000	388,075
Kraton Polymers LLC / Kraton Polymers Capital Corp. 10.500%, 04/15/23 (144A)	880,000	937,200
OCP S.A. 4.500%, 10/22/25 (144A)	405,000	395,604
6.875%, 04/25/44 (144A)	245,000	258,096

		3,764,523

Commercial Services—0.1%
RR Donnelley & Sons Co. 7.000%, 02/15/22	255,000	249,900

Computers—0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.020%, 06/15/26 (144A)	165,000	172,011
8.100%, 07/15/36 (144A)	210,000	226,390
8.350%, 07/15/46 (144A)	150,000	161,266
Hewlett Packard Enterprise Co. 6.350%, 10/15/45 (144A)	160,000	159,302
Western Digital Corp. 7.375%, 04/01/23 (144A)	435,000	463,275

		1,182,244

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.700%, 03/15/43	40,000	29,200

Diversified Financial Services—2.0%
Ally Financial, Inc. 3.750%, 11/18/19	4,325,000	4,335,812
BOC Aviation Ltd. 3.000%, 03/30/20	200,000	203,852
Jefferies Group LLC 5.125%, 01/20/23	50,000	52,526
6.250%, 01/15/36	175,000	175,972
6.450%, 06/08/27	50,000	55,542
6.875%, 04/15/21	480,000	545,130
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, 10/01/17	90,000	91,125
Navient Corp. 5.000%, 10/26/20	2,085,000	1,954,687
5.500%, 01/25/23 (b)	555,000	487,013
5.625%, 08/01/33 (c)	975,000	684,937
5.875%, 10/25/24	40,000	34,200
Quicken Loans, Inc. 5.750%, 05/01/25 (144A) (b)	125,000	120,625

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Springleaf Finance Corp. 7.750%, 10/01/21 (b)	165,000	$158,813
8.250%, 10/01/23	65,000	61,750
Unifin Financiera SAPI de C.V. 6.250%, 07/22/19 (144A)	385,000	377,685

		9,339,669

Electric—0.6%
AES Corp. 4.875%, 05/15/23	670,000	661,625
DPL, Inc. 6.750%, 10/01/19	131,000	132,965
EDP Finance B.V. 2.000%, 04/22/25 (EUR)	100,000	110,026
Emgesa S.A. E.S.P
8.750%, 01/25/21 (144A) (COP)	1,210,000,000	393,435
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,610,000,000	517,828
Engie Energia Chile S.A. 5.625%, 01/15/21 (144A)	250,000	275,391
Gas Natural Fenosa Finance B.V. 3.375%, 04/24/24 (EUR) (d)	300,000	296,703
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	473,646

		2,861,619

Engineering & Construction—0.0%
AECOM 5.750%, 10/15/22	20,000	20,400
5.875%, 10/15/24	20,000	20,500
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	40,652
5.125%, 02/22/21 (144A)	110,000	123,713

		205,265

Food—0.3%
BRF S.A. 7.750%, 05/22/18 (144A) (BRL)	480,000	136,351
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	190,000
SUPERVALU, Inc. 6.750%, 06/01/21	1,415,000	1,188,572

		1,514,923

Forest Products & Paper—0.1%
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	410,160

Gas—0.1%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A) (b)	200,000	216,963

Healthcare-Services—2.0%
HCA, Inc. 7.050%, 12/01/27	80,000	81,200

Healthcare-Services—(Continued)
HCA, Inc. 7.500%, 11/06/33	5,060,000	5,385,737
7.580%, 09/15/25	375,000	397,500
7.690%, 06/15/25	755,000	807,850
7.750%, 07/15/36	1,420,000	1,476,800
Tenet Healthcare Corp. 5.000%, 03/01/19	215,000	208,013
6.875%, 11/15/31	910,000	733,687

		9,090,787

Holding Companies-Diversified—0.0%
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	200,000	202,320

Home Builders—0.4%
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21 (c)	700,000	504,000
7.000%, 01/15/19 (144A)	45,000	30,600
8.000%, 11/01/19 (144A)	65,000	44,525
TRI Pointe Group, Inc. 4.875%, 07/01/21	1,355,000	1,351,612
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	30,000	30,150

		1,960,887

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A)	300,000	296,766

Housewares—0.0%
Newell Brands, Inc. 4.000%, 12/01/24 (b)	150,000	156,750

Insurance—0.4%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	203,865
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A) (c)	820,000	898,034
Genworth Holdings, Inc. 4.800%, 02/15/24	85,000	63,538
4.900%, 08/15/23	210,000	158,025
6.500%, 06/15/34	90,000	63,225
Old Mutual plc 8.000%, 06/03/21 (GBP) (b)	280,000	398,883
Old Republic International Corp. 4.875%, 10/01/24	175,000	186,922

		1,972,492

Internet—0.1%
Baidu, Inc. 3.250%, 08/06/18	600,000	615,379

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.3%
GTL Trade Finance, Inc. 5.893%, 04/29/24 (144A) (b)	452,000	$398,529
United States Steel Corp. 6.650%, 06/01/37	85,000	56,950
7.375%, 04/01/20 (b)	235,000	221,123
7.500%, 03/15/22 (b)	290,000	253,659
Vale Overseas, Ltd. 6.875%, 11/21/36 (b)	290,000	263,900
Vale S.A. 5.625%, 09/11/42 (b)	355,000	289,325

		1,483,486

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	65,000	64,512

Media—0.4%
COX Communications, Inc. 4.800%, 02/01/35 (144A)	5,000	4,672
DISH DBS Corp. 5.000%, 03/15/23	160,000	145,600
5.875%, 11/15/24	570,000	530,100
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	283,971
Myriad International Holdings B.V. 6.000%, 07/18/20 (144A)	200,000	218,258
Time Warner Cable, Inc. 4.500%, 09/15/42	45,000	41,915
5.250%, 07/15/42 (GBP)	115,000	160,293
5.500%, 09/01/41	30,000	31,512
Viacom, Inc. 4.375%, 03/15/43	10,000	8,078
5.250%, 04/01/44	135,000	126,506
5.850%, 09/01/43	50,000	50,132
Virgin Media Finance plc 4.500%, 01/15/25 (144A) (EUR)	160,000	171,345
VTR Finance B.V. 6.875%, 01/15/24 (144A)	200,000	199,396

		1,971,778

Mining—0.6%
Corp. Nacional del Cobre de Chile 4.500%, 09/16/25 (144A) (b)	445,000	465,796
Freeport-McMoRan, Inc. 3.875%, 03/15/23	945,000	826,875
5.400%, 11/14/34	85,000	67,575
5.450%, 03/15/43	895,000	718,237
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	435,000	358,875
Hecla Mining Co. 6.875%, 05/01/21	320,000	306,400

		2,743,758

Multi-National—0.6%
Banco Latinoamericano de Comercio Exterior S.A. 3.250%, 05/07/20 (144A)	280,000	281,400
3.750%, 04/04/17 (144A) (b)	625,000	637,500
Banque Ouest Africaine de Developpement 5.500%, 05/06/21 (144A)	270,000	280,800
Central American Bank for Economic Integration 3.875%, 02/09/17 (144A)	550,000	555,500
International Bank for Reconstruction & Development 2.500%, 03/12/20 (AUD)	500,000	377,412
International Finance Corp. 7.800%, 06/03/19 (INR)	29,000,000	442,606

		2,575,218

Oil & Gas—2.2%
Antero Resources Corp. 5.125%, 12/01/22	155,000	148,800
5.375%, 11/01/21	70,000	68,425
California Resources Corp. 5.000%, 01/15/20 (b)	2,760,000	1,455,900
Chesapeake Energy Corp. 4.875%, 04/15/22	2,145,000	1,362,075
5.750%, 03/15/23	130,000	83,200
6.125%, 02/15/21	200,000	135,000
6.625%, 08/15/20	75,000	52,688
7.250%, 12/15/18	40,000	34,800
Cimarex Energy Co. 4.375%, 06/01/24	675,000	705,877
Continental Resources, Inc. 3.800%, 06/01/24	115,000	100,338
4.500%, 04/15/23	20,000	18,650
Ecopetrol S.A. 5.875%, 09/18/23 (b)	370,000	381,100
5.875%, 05/28/45	205,000	178,145
Halcon Resources Corp. 8.875%, 05/15/21	185,000	37,000
Korea National Oil Corp. 3.125%, 04/03/17 (144A)	200,000	202,642
Noble Energy, Inc. 5.625%, 05/01/21	127,000	132,295
Oasis Petroleum, Inc. 6.875%, 03/15/22 (b)	55,000	50,806
6.875%, 01/15/23 (b)	85,000	77,350
7.250%, 02/01/19	115,000	110,112
Pertamina Persero PT 4.300%, 05/20/23 (144A) (b)	280,000	284,656
Petrobras Global Finance B.V. 4.375%, 05/20/23	545,000	442,649
5.750%, 01/20/20	365,000	352,626
6.250%, 12/14/26 (GBP)	200,000	212,408
6.850%, 06/05/15	470,000	357,200
Petroleos Mexicanos 4.250%, 01/15/25 (b)	320,000	308,160

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Petroleos Mexicanos 5.625%, 01/23/46	265,000	$241,547
7.470%, 11/12/26 (MXN)	5,600,000	271,792
Range Resources Corp. 4.875%, 05/15/25 (b)	130,000	123,825
5.000%, 08/15/22	190,000	179,075
5.000%, 03/15/23 (b)	115,000	107,813
Thai Oil PCL 3.625%, 01/23/23 (144A)	350,000	360,991
Whiting Petroleum Corp. 5.000%, 03/15/19	370,000	340,400
5.750%, 03/15/21 (b)	90,000	81,225
6.500%, 10/01/18 (b)	220,000	211,200
YPF S.A. 8.500%, 03/23/21 (144A)	180,000	192,150
8.750%, 04/04/24 (144A) (b)	720,000	774,000

		10,176,920

Oil & Gas Services—0.1%
FTS International, Inc. 6.250%, 05/01/22	85,000	33,150
Oceaneering International, Inc. 4.650%, 11/15/24	575,000	555,967

		589,117

Packaging & Containers—0.8%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A)	1,230,000	1,220,775
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.750%, 10/15/20	900,000	929,250
8.250%, 02/15/21 (b)	1,150,000	1,203,038
Sealed Air Corp. 4.875%, 12/01/22 (144A)	10,000	10,287
5.500%, 09/15/25 (144A)	280,000	291,550

		3,654,900

Pharmaceuticals—1.0%
AbbVie, Inc. 2.500%, 05/14/20	4,330,000	4,426,659

Pipelines—0.7%
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	230,000	254,361
7.375%, 10/15/45	215,000	262,043
MPLX L.P. 4.500%, 07/15/23 (144A)	10,000	9,692
4.875%, 06/01/25 (144A)	40,000	39,093
ONEOK Partners L.P. 4.900%, 03/15/25 (b)	30,000	31,460
6.200%, 09/15/43	10,000	10,624
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	451,484
5.500%, 04/15/23	95,000	95,845

Pipelines—(Continued)
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	300,000	303,000
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.125%, 11/15/19	260,000	257,400
5.000%, 01/15/18	75,000	76,313
6.750%, 03/15/24 (144A) (b)	530,000	543,250
Transcontinental Gas Pipe Line Co. LLC 7.850%, 02/01/26 (144A)	560,000	696,921
Transportadora de Gas del Sur S.A. 9.625%, 05/14/20 (144A)	263,674	279,494

		3,310,980

Real Estate Investment Trusts—0.4%
iStar, Inc. 4.875%, 07/01/18	70,000	67,550
5.000%, 07/01/19	1,730,000	1,613,225

		1,680,775

Retail—1.3%
J.C. Penney Corp., Inc. 7.625%, 03/01/97	155,000	111,600
New Albertsons, Inc. 7.450%, 08/01/29	5,740,000	5,567,800
8.000%, 05/01/31	225,000	222,750
Toys “R” Us, Inc. 7.375%, 10/15/18	100,000	85,000

		5,987,150

Semiconductors—0.2%
Micron Technology, Inc. 5.250%, 08/01/23 (144A)	170,000	144,925
5.500%, 02/01/25	395,000	335,750
5.625%, 01/15/26 (144A)	505,000	420,412

		901,087

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	180,000	190,350

Software—0.1%
Nuance Communications, Inc. 1.000%, 12/15/35 (144A)	595,000	522,856

Telecommunications—2.3%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	55,000	57,338
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/23 (144A)	500,000	540,312
5.350%, 05/20/24 (144A)	390,000	431,023
British Telecommunications plc 5.750%, 12/07/28 (GBP)	540,000	941,500
CenturyLink, Inc. 6.875%, 01/15/28	45,000	37,350

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
7.600%, 09/15/39	475,000	$400,187
7.650%, 03/15/42	185,000	156,325
Colombia Telecomunicaciones S.A. E.S.P. 5.375%, 09/27/22 (144A)	250,000	236,250
Level 3 Communications, Inc. 5.750%, 12/01/22	60,000	60,750
Level 3 Financing, Inc. 5.625%, 02/01/23	380,000	383,564
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A)	225,000	226,125
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	384,000
Philippine Long Distance Telephone Co. 8.350%, 03/06/17	95,000	99,275
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,229,695
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	981,250
8.750%, 03/15/32	350,000	299,250
Sprint Communications, Inc. 7.000%, 08/15/20	1,500,000	1,335,000
11.500%, 11/15/21	2,000,000	1,976,000
Telstra Corp., Ltd. 3.125%, 04/07/25 (144A)	400,000	417,928
Wind Acquisition Finance S.A. 7.375%, 04/23/21 (144A)	360,000	342,900

		10,536,022

Transportation—0.0%
FedEx Corp. 1.000%, 01/11/23 (EUR)	130,000	146,101

Total Corporate Bonds & Notes (Cost $111,132,725)		110,148,732

Foreign Government—5.1%

Banks—0.0%
Korea Development Bank (The) 4.500%, 11/22/19 (AUD)	200,000	156,075

Sovereign—5.1%
Argentine Republic Government International Bonds 6.875%, 04/22/21 (144A)	150,000	159,975
7.625%, 04/22/46 (144A) (b)	150,000	162,000
Brazil Letras do Tesouro Nacional Zero Coupon, 07/01/16 (BRL)	4,900,000	1,524,583
Brazil Notas do Tesouro Nacional 10.000%, 01/01/19 (BRL)	1,000,000	282,684
10.000%, 01/01/21 (BRL)	1,635,000	449,978
Brazilian Government International Bond 8.500%, 01/05/24 (BRL)	350,000	95,010
Chile Government International Bonds 3.125%, 01/21/26 (b)	200,000	206,500
5.500%, 08/05/20 (CLP)	130,000,000	207,784

Sovereign—(Continued)
Colombian TES 7.500%, 08/26/26 (COP)	1,880,000,000	639,296
Dominican Republic International Bonds 5.500%, 01/27/25 (144A)	530,000	539,275
8.625%, 04/20/27 (144A)	200,000	236,500
Export Credit Bank of Turkey 5.000%, 09/23/21 (144A)	225,000	230,784
Export-Import Bank of Korea 3.000%, 05/22/18 (144A) (NOK)	1,700,000	208,423
Hungary Government International Bond 5.750%, 11/22/23	410,000	466,744
Iceland Government International Bond 5.875%, 05/11/22 (144A)	500,000	583,620
Indonesia Government International Bonds 2.875%, 07/08/21 (144A) (EUR)	220,000	253,706
4.125%, 01/15/25 (144A)	200,000	208,292
4.750%, 01/08/26 (144A)	200,000	217,774
5.125%, 01/15/45 (144A) (b)	200,000	212,188
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	5,300,000,000	346,053
7.875%, 04/15/19 (IDR)	10,200,000,000	783,190
8.375%, 03/15/24 (IDR)	5,900,000,000	470,884
11.500%, 09/15/19 (IDR)	2,901,000,000	246,135
Italy Buoni Poliennali Del Tesoro 1.500%, 06/01/25 (EUR)	185,000	211,097
4.500%, 08/01/18 (EUR)	955,000	1,159,976
4.750%, 08/01/23 (144A) (EUR)	625,000	883,514
Korea Treasury Bond 2.750%, 09/10/17 (KRW)	885,000,000	781,546
Mexican Bonos 6.500%, 06/10/21 (MXN)	15,800,000	903,119
6.500%, 06/09/22 (MXN)	10,420,000	595,836
8.000%, 12/07/23 (MXN)	6,158,800	382,910
8.500%, 12/13/18 (MXN)	19,350,000	1,143,583
Mexico Government International Bonds 4.000%, 03/15/15 (EUR)	100,000	103,373
4.125%, 01/21/26 (b)	335,000	363,140
New Zealand Government Bonds 3.000%, 09/20/30 (NZD) (f)	1,195,000	1,022,721
5.000%, 03/15/19 (NZD)	1,015,000	780,830
5.500%, 04/15/23 (NZD)	1,070,000	928,415
Norwegian Government Bonds 2.000%, 05/24/23 (144A) (NOK)	8,437,000	1,090,018
4.250%, 05/19/17 (144A) (NOK)	760,000	93,759
Poland Government Bonds 4.000%, 10/25/23 (PLN)	7,110,000	1,969,303
5.500%, 10/25/19 (PLN)	1,330,000	376,402
Spain Government Bonds 1.600%, 04/30/25 (144A) (EUR)	180,000	208,718
4.300%, 10/31/19 (144A) (EUR)	875,000	1,109,986
Sweden Government Bond 5.000%, 12/01/20 (SEK)	2,650,000	389,981

		23,229,605

Total Foreign Government (Cost $27,020,784)		23,385,680

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Convertible Bonds—1.9%

Security Description	Principal Amount*	Value

Apparel—0.0%
Iconix Brand Group, Inc. 1.500%, 03/15/18	115,000	$93,006

Chemicals—0.0%
RPM International, Inc. 2.250%, 12/15/20 (b)	20,000	23,200

Computers—0.1%
Brocade Communications Systems, Inc. 1.375%, 01/01/20 (b)	330,000	323,813

Home Builders—0.1%
CalAtlantic Group, Inc. 0.250%, 06/01/19	70,000	64,794
KB Home 1.375%, 02/01/19	345,000	329,475

		394,269

Insurance—0.5%
Old Republic International Corp. 3.750%, 03/15/18 (b)	1,875,000	2,395,312

Internet—0.1%
Priceline Group, Inc. (The) 0.900%, 09/15/21 (b)	595,000	602,438

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36	45,000	48,656

Oil & Gas—0.0%
Chesapeake Energy Corp. 2.500%, 05/15/37	110,000	101,475

Semiconductors—1.1%
Intel Corp. 3.250%, 08/01/39	2,670,000	4,340,419
Rovi Corp. 0.500%, 03/01/20	485,000	458,325

		4,798,744

Telecommunications—0.0%
CalAmp Corp. 1.625%, 05/15/20	5,000	4,637
Ciena Corp. 3.750%, 10/15/18 (144A)	115,000	134,191

		138,828

Total Convertible Bonds (Cost $6,574,352)		8,919,741

U.S. Treasury & Government Agencies—1.6%
Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—1.6%
U.S. Treasury Notes 0.375%, 10/31/16	2,750,000	2,750,187
0.500%, 11/30/16	2,545,000	2,546,369
0.625%, 08/31/17 (b)	605,000	605,543
0.625%, 04/30/18	1,510,000	1,511,003

Total U.S. Treasury & Government Agencies (Cost $7,406,612)		7,413,102

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $984,744)	985,000	829,242

Floating Rate Loans (g)—0.2%

Multi-Utilities—0.1%
PowerTeam Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	240,571	239,669
2nd Lien Term Loan, 8.250%, 11/06/20	60,000	58,800

		298,469

Telecommunications—0.1%
FairPoint Communications, Inc. Term Loan, 7.500%, 02/14/19	440,213	440,267

Total Floating Rate Loans (Cost $740,178)		738,736

Mortgage-Backed Securities—0.1%

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust 5.988%, 08/10/45 (d)	40,000	36,116
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	555,000	429,733

Total Mortgage-Backed Securities (Cost $556,284)		465,849

Convertible Preferred Stocks—0.1%

Metals & Mining—0.0%
Alcoa, Inc. 5.375%, 10/01/17 (b)	1,115	36,650

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 5.000%, 12/31/49	694	17,350
5.750%, 12/31/49 (144A)	430	119,663

		137,013

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Real Estate Investment Trusts—0.0%
Weyerhaeuser Co. 6.375%, 07/01/16	1,928	$97,114

Total Convertible Preferred Stocks (Cost $399,338)		270,777

Short-Term Investments—6.7%

Mutual Fund—4.4%
State Street Navigator Securities Lending MET Portfolio (h)	20,469,978	20,469,978

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $10,740,321 on 07/01/16, collateralized by $10,625,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $10,957,031.	10,740,312	10,740,312

Total Short-Term Investments (Cost $31,210,290)		31,210,290

Total Investments—103.3% (Cost $439,340,545) (i)		475,506,667
Other assets and liabilities (net)—(3.3)%		(15,389,591)

Net Assets—100.0%		$460,117,076

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $46,778,664 and the collateral received consisted of cash in the amount of $20,469,978 and non-cash collateral with a value of $27,071,495. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Illiquid security. As of June 30, 2016, these securities represent 0.6% of net assets.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 0.2% of net assets.
(f)	Principal amount of security is adjusted for inflation.
(g)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(i)	As of June 30, 2016, the aggregate cost of investments was $439,340,545. The aggregate unrealized appreciation and depreciation of investments were $57,695,561 and $(21,529,439), respectively, resulting in net unrealized appreciation of $36,166,122.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $34,785,050, which is 7.6% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona

Country Diversification as of June 30, 2016 (Unaudited)	% of Net Assets
United States	57.1
Switzerland	4.0
United Kingdom	3.6
Ireland	3.3
Japan	2.7
China	2.4
India	2.3
Belgium	2.2
Hong Kong	2.2
Sweden	1.9

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	3,180,000	Credit Suisse International	09/21/16	USD	908,701	$58,181
CAD	475,000	Credit Suisse International	07/05/16	USD	366,489	1,172
CAD	475,000	Credit Suisse International	09/21/16	USD	362,392	5,328
EUR	12,170,000	Morgan Stanley & Co.	09/21/16	USD	13,828,041	(284,143)
GBP	545,000	Credit Suisse International	09/21/16	USD	787,476	(61,406)
JPY	966,000,000	Credit Suisse International	09/21/16	USD	9,081,935	297,201
MXN	11,400,000	UBS AG	09/21/16	USD	609,828	8,914
PLN	2,400,000	Citibank N.A.	09/21/16	USD	618,869	(11,625)

Contracts to Deliver
AUD	511,000	Credit Suisse International	09/21/16	USD	380,314	280
AUD	205,000	Credit Suisse International	09/21/16	USD	151,225	(1,236)
BRL	3,180,000	Credit Suisse International	09/21/16	USD	868,639	(98,243)
CAD	475,000	Credit Suisse International	07/05/16	USD	362,324	(5,338)
EUR	540,000	Morgan Stanley & Co.	09/21/16	USD	612,722	11,760
IDR	18,200,000,000	Credit Suisse International	09/21/16	USD	1,350,048	(8,720)
MXN	48,500,000	UBS AG	09/21/16	USD	2,627,621	(4,747)
NOK	2,250,000	UBS AG	09/21/16	USD	276,694	7,878
NZD	3,390,000	Credit Suisse International	09/21/16	USD	2,398,984	(11,992)
PLN	9,575,000	Citibank N.A.	09/21/16	USD	2,434,590	11,938
SEK	3,275,000	UBS AG	09/21/16	USD	404,698	16,302

Cross Currency Contracts to Buy
EUR	631,639	Credit Suisse International	09/21/16	NOK	5,900,000	(1,950)

Net Unrealized Depreciation						$(70,446)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,527,033	$6,753,650	$—	$20,280,683
Banks	12,429,361	—	—	12,429,361
Beverages	—	15,594,799	—	15,594,799
Building Products	—	7,661,186	—	7,661,186
Capital Markets	4,642,679	—	—	4,642,679
Chemicals	15,152,495	—	—	15,152,495
Diversified Financial Services	13,303,739	5,194,654	—	18,498,393
Electrical Equipment	4,304,622	—	—	4,304,622
Energy Equipment & Services	4,807,906	—	—	4,807,906
Food Products	27,677	4,484,514	—	4,512,191
Health Care Providers & Services	8,342,661	—	—	8,342,661
Hotels, Restaurants & Leisure	9,308,790	—	—	9,308,790
Household Durables	5,697,990	—	—	5,697,990
Insurance	4,505,426	15,899,364	—	20,404,790
Internet & Catalog Retail	12,027,538	—	—	12,027,538
Internet Software & Services	34,401,955	—	—	34,401,955
IT Services	4,869,894	12,321,009	—	17,190,903
Life Sciences Tools & Services	5,004,148	—	—	5,004,148
Machinery	—	4,412,221	—	4,412,221
Media	12,199,244	2,262,162	—	14,461,406
Oil, Gas & Consumable Fuels	1,350,737	—	—	1,350,737
Personal Products	—	235,397	—	235,397
Pharmaceuticals	10,844,360	11,166,841	—	22,011,201
Semiconductors & Semiconductor Equipment	5,766,055	—	—	5,766,055
Specialty Retail	11,913,951	4,230,980	—	16,144,931
Textiles, Apparel & Luxury Goods	—	4,675,537	—	4,675,537
Trading Companies & Distributors	—	2,803,943	—	2,803,943
Total Common Stocks	194,428,261	97,696,257	—	292,124,518
Corporate Bonds & Notes
Advertising	—	302,335	—	302,335
Aerospace/Defense	—	458,219	—	458,219
Airlines	—	2,631,303	—	2,631,303
Auto Manufacturers	—	8,698,010	—	8,698,010
Auto Parts & Equipment	—	1,642,022	—	1,642,022
Banks	—	9,095,788	—	9,095,788

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Beverages	$—	$619,604	$—	$619,604
Building Materials	—	1,669,935	—	1,669,935
Chemicals	—	3,004,973	759,550	3,764,523
Commercial Services	—	249,900	—	249,900
Computers	—	1,182,244	—	1,182,244
Cosmetics/Personal Care	—	29,200	—	29,200
Diversified Financial Services	—	9,339,669	—	9,339,669
Electric	—	2,861,619	—	2,861,619
Engineering & Construction	—	205,265	—	205,265
Food	—	1,514,923	—	1,514,923
Forest Products & Paper	—	410,160	—	410,160
Gas	—	216,963	—	216,963
Healthcare-Services	—	9,090,787	—	9,090,787
Holding Companies-Diversified	—	202,320	—	202,320
Home Builders	—	1,960,887	—	1,960,887
Home Furnishings	—	296,766	—	296,766
Housewares	—	156,750	—	156,750
Insurance	—	1,972,492	—	1,972,492
Internet	—	615,379	—	615,379
Iron/Steel	—	1,483,486	—	1,483,486
Machinery-Diversified	—	64,512	—	64,512
Media	—	1,971,778	—	1,971,778
Mining	—	2,743,758	—	2,743,758
Multi-National	—	2,575,218	—	2,575,218
Oil & Gas	—	10,176,920	—	10,176,920
Oil & Gas Services	—	589,117	—	589,117
Packaging & Containers	—	3,654,900	—	3,654,900
Pharmaceuticals	—	4,426,659	—	4,426,659
Pipelines	—	3,310,980	—	3,310,980
Real Estate Investment Trusts	—	1,680,775	—	1,680,775
Retail	—	5,987,150	—	5,987,150
Semiconductors	—	901,087	—	901,087
Shipbuilding	—	190,350	—	190,350
Software	—	522,856	—	522,856
Telecommunications	—	10,536,022	—	10,536,022
Transportation	—	146,101	—	146,101
Total Corporate Bonds & Notes	—	109,389,182	759,550	110,148,732
Total Foreign Government*	—	23,385,680	—	23,385,680
Total Convertible Bonds*	—	8,919,741	—	8,919,741
Total U.S. Treasury & Government Agencies*	—	7,413,102	—	7,413,102
Total Municipals	—	829,242	—	829,242
Total Floating Rate Loans*	—	738,736	—	738,736
Total Mortgage-Backed Securities*	—	465,849	—	465,849
Convertible Preferred Stocks
Metals & Mining	36,650	—	—	36,650
Oil, Gas & Consumable Fuels	—	137,013	—	137,013
Real Estate Investment Trusts	97,114	—	—	97,114
Total Convertible Preferred Stocks	133,764	137,013	—	270,777
Short-Term Investments
Mutual Fund	20,469,978	—	—	20,469,978
Repurchase Agreement	—	10,740,312	—	10,740,312
Total Short-Term Investments	20,469,978	10,740,312	—	31,210,290
Total Investments	$215,032,003	$259,715,114	$759,550	$475,506,667

Collateral for Securities Loaned (Liability)	$—	$(20,469,978)	$—	$(20,469,978)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$418,954	$—	$418,954
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(489,400)	—	(489,400)
Total Forward Contracts	$—	$(70,446)	$—	$(70,446)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts	Change in Unrealized Depreciation	Balance as of June 30, 2016	Change in Unrealized Depreciation from Investments Still Held at June 30, 2016
Corporate Bonds & Notes
Chemicals	$919,911	$17,056	$(177,417)	$759,550	$(177,417)

Total	$919,911	$17,056	$(177,417)	$759,550	$(177,417)

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$475,506,667
Cash denominated in foreign currencies (c)	5,514,012
Unrealized appreciation on forward foreign currency exchange contracts	418,954
Receivable for:
Investments sold	8,561,956
Fund shares sold	169,467
Dividends and interest	2,656,314
Prepaid expenses	2,917

Total Assets	492,830,287
Liabilities
Due to custodian	1,726
Unrealized depreciation on forward foreign currency exchange contracts	489,400
Collateral for securities loaned	20,469,978
Payables for:
Investments purchased	10,970,776
Fund shares redeemed	103,600
Foreign taxes	5,733
Accrued Expenses:
Management fees	264,660
Distribution and service fees	63,585
Deferred trustees’ fees	127,226
Other expenses	216,527

Total Liabilities	32,713,211

Net Assets	$460,117,076

Net Assets Consist of:
Paid in surplus	$419,986,999
Undistributed net investment income	3,715,917
Accumulated net realized gain	317,615
Unrealized appreciation on investments and foreign currency transactions (d)	36,096,545

Net Assets	$460,117,076

Net Assets
Class A	$150,380,542
Class B	309,736,534
Capital Shares Outstanding*
Class A	10,359,074
Class B	21,499,870
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.52
Class B	14.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $439,340,545.
(b)	Includes securities loaned at value of $46,778,664.
(c)	Identified cost of cash denominated in foreign currencies was $5,482,962.
(d)	Includes foreign capital gains tax of $5,733.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$2,465,660
Interest (b)	4,410,396
Securities lending income	74,098

Total investment income	6,950,154
Expenses
Management fees	1,586,398
Administration fees	6,778
Custodian and accounting fees	62,265
Distribution and service fees—Class B	379,588
Audit and tax services	31,317
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	19,730
Insurance	1,638
Miscellaneous	9,386

Total expenses	2,126,366
Less broker commission recapture	(6,628)

Net expenses	2,119,738

Net Investment Income	4,830,416

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(537,161)
Foreign currency transactions	945,942

Net realized gain	408,781

Net change in unrealized appreciation on:
Investments (c)	946,883
Foreign currency transactions	31,700

Net change in unrealized appreciation	978,583

Net realized and unrealized gain	1,387,364

Net Increase in Net Assets from Operations	$6,217,780

(a)	Net of foreign withholding taxes of $183,089.
(b)	Net of foreign withholding taxes of $11,024.
(c)	Includes change in foreign capital gains tax of $383,396.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,830,416	$8,073,479
Net realized gain	408,781	24,278,903
Net change in unrealized appreciation (depreciation)	978,583	(24,601,006)

Increase in net assets from operations	6,217,780	7,751,376

From Distributions to Shareholders
Net investment income
Class A	(2,900,456)	(3,071,733)
Class B	(5,178,793)	(5,362,993)
Net realized capital gains
Class A	(4,774,901)	0
Class B	(9,907,256)	0

Total distributions	(22,761,406)	(8,434,726)

Increase (decrease) in net assets from capital share transactions	3,999,227	(42,144,975)

Total decrease in net assets	(12,544,399)	(42,828,325)

Net Assets
Beginning of period	472,661,475	515,489,800

End of period	$460,117,076	$472,661,475

Undistributed net investment income
End of period	$3,715,917	$6,964,750

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	117,389	$1,730,092	218,028	$3,371,627
Reinvestments	530,433	7,675,357	196,654	3,071,733
Redemptions	(672,826)	(9,990,569)	(1,349,654)	(20,846,919)

Net decrease	(25,004)	$(585,120)	(934,972)	$(14,403,559)

Class B
Sales	1,107,978	$16,192,300	1,734,526	$26,616,922
Reinvestments	1,049,830	15,086,049	345,776	5,362,993
Redemptions	(1,822,669)	(26,694,002)	(3,887,875)	(59,721,331)

Net increase (decrease)	335,139	$4,584,347	(1,807,573)	$(27,741,416)

Increase (decrease) derived from capital shares transactions		$3,999,227		$(42,144,975)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.07		$15.12	$14.92	$13.06	$11.42	$11.84

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.27	0.29	0.35	0.36	0.27
Net realized and unrealized gain (loss) on investments	0.05		(0.04)	0.26	1.87	1.59	(0.39)

Total from investment operations	0.22		0.23	0.55	2.22	1.95	(0.12)

Less Distributions
Distributions from net investment income	(0.29)		(0.28)	(0.35)	(0.36)	(0.31)	(0.30)
Distributions from net realized capital gains	(0.48)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.77)		(0.28)	(0.35)	(0.36)	(0.31)	(0.30)

Net Asset Value, End of Period	$14.52		$15.07	$15.12	$14.92	$13.06	$11.42

Total Return (%) (b)	1.53	(c)	1.47	3.76	17.34	17.24	(1.25)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	(d)	0.78	0.78	0.78	0.79	0.80
Ratio of net investment income to average net assets (%)	2.30	(d)	1.76	1.91	2.53	2.93	2.22
Portfolio turnover rate (%)	18	(c)	40	45	59	33	58
Net assets, end of period (in millions)	$150.4		$156.5	$171.1	$181.4	$173.7	$168.9

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.94		$14.99	$14.80	$12.95	$11.33	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.23	0.25	0.31	0.33	0.24
Net realized and unrealized gain (loss) on investments	0.05		(0.04)	0.25	1.86	1.58	(0.40)

Total from investment operations	0.20		0.19	0.50	2.17	1.91	(0.16)

Less Distributions
Distributions from net investment income	(0.25)		(0.24)	(0.31)	(0.32)	(0.29)	(0.28)
Distributions from net realized capital gains	(0.48)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.73)		(0.24)	(0.31)	(0.32)	(0.29)	(0.28)

Net Asset Value, End of Period	$14.41		$14.94	$14.99	$14.80	$12.95	$11.33

Total Return (%) (b)	1.40	(c)	1.23	3.47	17.13	16.93	(1.48)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	(d)	1.03	1.03	1.03	1.04	1.05
Ratio of net investment income to average net assets (%)	2.05	(d)	1.51	1.65	2.26	2.67	1.99
Portfolio turnover rate (%)	18	(c)	40	45	59	33	58
Net assets, end of period (in millions)	$309.7		$316.2	$344.4	$352.9	$242.8	$218.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

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Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustment, foreign capital tax, broker commission recapture, real estate investment trust (REIT) adjustments, contingent payment debt instrument adjustments, convertible preferred stock and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2016, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $10,740,312, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(6,845,572)	$—	$—	$—	$(6,845,572)
Convertible Bonds	(3,105,390)	—	—	—	(3,105,390)
Convertible Preferred Stocks	(37,093)	—	—	—	(37,093)
Corporate Bonds & Notes	(9,736,397)	—	—	—	(9,736,397)
Foreign Government	(745,526)	—	—	—	(745,526)
Total	$(20,469,978)	$—	$—	$—	$(20,469,978)
Total Borrowings	$(20,469,978)	$—	$—	$—	$(20,469,978)
Gross amount of recognized liabilities for securities lending transactions					$(20,469,978)
3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$418,954	Unrealized depreciation on forward foreign currency exchange contracts	$489,400

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Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”)(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$11,938	$(11,625)	$—	$313
Credit Suisse International	362,162	(188,885)	—	173,277
Morgan Stanley & Co.	11,760	(11,760)	—	—
UBS AG	33,094	(4,747)	—	28,347

	$418,954	$(217,017)	$—	$201,937

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$11,625	$(11,625)	$—	$—
Credit Suisse International	188,885	(188,885)	—	—
Morgan Stanley & Co.	284,143	(11,760)	—	272,383
UBS AG	4,747	(4,747)	—	—

	$489,400	$(217,017)	$—	$272,383

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$1,008,555

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(16,459)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$38,598,414

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-26

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,100,704	$77,834,756	$8,900,678	$90,410,965

MIST-27

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$1,586,398	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-28

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$8,434,726	$11,249,778	$—	$—	$8,434,726	$11,249,778

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$7,929,232	$14,584,359	$34,283,179	$—	$—	$56,796,770

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $9,948,450.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-29

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Met/Aberdeen Emerging Markets Equity Portfolio returned 12.45% and 12.25%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned 6.41%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities ended higher after a volatile six-month period. At first, a sharp sell-off in Chinese shares and the continued slump in crude oil prices triggered a renewed bout of risk aversion. However, the Bank of Japan’s surprise move to impose negative interest rates and a rebound in commodity prices prompted a comeback. Subsequently, oil prices continued to stabilize, while investors were also comforted by the U.S. Federal Reserve’s delay in hiking interest rates. However, Britain’s vote to leave the European Union sent shockwaves across global markets and the British pound crashed to a multi-year low.

China continued to dominate attention during the first half of the year. Concerns over a currency war and capital outflows were compounded by fears of policy missteps after the abrupt suspension of the newly-implemented circuit breakers in January. An increasing number of state-owned bond issuers faced difficulties with payments and data showed slowing industrial production, fixed asset investment and credit growth. Market reaction, however, was relatively muted following MSCI’s decision not to include mainland shares in its widely followed indices. Elsewhere, Philippine stocks were among the better performers, buoyed by Rodrigo Duterte’s landslide presidential election victory, as investors welcomed a continuation of the current economic policies. Meanwhile, India’s well-respected central bank chief, Raghuram Rajan, stated that he will step down when his term ends in September.

Latin American shares rose sharply, with Brazil among the regional outperformers. Michel Temer took over as interim president after the senate voted to begin the impeachment of Dilma Rousseff. The Temer team plans to freeze budget spending for up to 20 years, but this requires a constitutional amendment. Elsewhere, Mexico’s first-quarter economic growth rose to 2.7% from a year earlier, aided by sturdy domestic demand, which outweighed weak exports and lower oil prices.

In emerging Europe, Turkey suffered a terrorist attack at its main Ataturk airport, where at least 40 people were killed and more than 200 were wounded. This could further hobble the country’s tourism industry, as arrival numbers continued to fall in May. Meanwhile, the country’s new prime minister, Binali Yildirim, promised to press on with a constitutional overhaul that will give president Recep Tayyip Erdogan more powers, while unveiling a cabinet aimed at reassuring financial markets. Separately, Russia lifted its travel ban on Turkey, a sign that the two countries were mending ties following the downing of a Russian fighter jet last November.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark for the six months ended June 30, 2016. Both allocation decisions and stock selection were positive for the period.

The Portfolio gained the most from its underweight position to China, which dropped 4.7% as measured by the MSCI China Index. However, this was partially offset by holdings in Hong Kong including Hang Lung Group and Hang Lung Properties, and AIA Group, which detracted from performance. In Indonesia, the Portfolio benefited from holding Astra International, as the group reported encouraging vehicle sales. There was also broader appreciation at the passing of a tax amnesty law, which we believe should help the government approach its fiscal targets. Thai lender Siam Commercial bank was another outperformer as investors saw value following a period of weakness.

In Latin America, the Portfolio’s overweight to Brazil was the key driver of outperformance. The local market rose sharply in the run-up to president Dilma Rousseff’s impeachment and extended its rally in response to new president Michel Temer’s ambitious program of reforms to buttress the country’s public finances. At the stock level, Banco Bradesco, Ultrapar, Lojas Renner and Multiplan were the top contributors to relative performance.

The EMEA (Europe, Middle East, Africa) region also added to relative performance with country allocation decisions being the main contributor. Turkish shares ended higher over the review period despite regional geopolitical instability. Our holdings there, such as lenders Akbank and Garanti, contributed to relative performance.

In India, lenders HDFC and ICICI Bank were laggards, weighed down by soft economic data and contagion fears from the reputed poor lending practices of state banks.

At period end, the Portfolio was overweight Hong Kong, India, and Mexico. We remained attracted to Hong Kong as the territory offered listed companies that have diversified, regional business activities, particularly those that provided an exposure to China, with the added advantage of higher standards of accounting and transparency. India, meanwhile, is home to many high-quality companies. While growth has slowed in recent years, prime minister Narendra Modi’s reform agenda has sparked hopes of an economic revival, which we believe benefit the long-term prospects of our holdings. Mexico, in our view, offers well-run companies and relative value, particularly among mid-cap stocks.

Conversely, at period end the Portfolio was underweight China, South Korea, and Taiwan. We have been more circumspect when investing in mainland China, where in our view most companies still fall short on quality and corporate governance. Korea is a relatively mature economy with well-known brands such as Samsung and

MIST-1

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

Hyundai. However, the domination of the Chaebol, a large Korean conglomerate, and the complexity in its group shareholding structures reduces the transparency of its businesses. In Taiwan we continued to believe the export-oriented economy offers a relatively narrow selection of companies, the bulk of them in the technology sector, with most of these companies lacking market leadership in terms of both technology and branding.

As of June 30, 2016 the Portfolio was overweight consumer-focused sectors, such as Financials and Consumer Staples, and underweight cyclical or export dependent sectors, such as Information Technology and Industrials.

Devan Kaloo

Joanne Irvine

Nick Robinson

Hugh Young

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Met/Aberdeen Emerging Markets Equity Portfolio
Class A	12.45	-3.44	-3.44	2.73
Class B	12.25	-3.63	-3.67	2.48
MSCI Emerging Markets Index	6.41	-12.06	-3.78	3.54

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	4.7
Taiwan Semiconductor Manufacturing Co., Ltd.	3.8
Astra International Tbk PT	3.7
AIA Group, Ltd.	3.4
China Mobile, Ltd.	3.2
Housing Development Finance Corp., Ltd.	3.1
Grupo Financiero Banorte S.A.B. de C.V.- Class O	3.1
Fomento Economico Mexicano S.A.B. de C.V.(ADR)	3.0
UltraTech Cement, Ltd.	2.9
ITC, Ltd.	2.7

Top Countries

% of Net Assets
India	16.4
Brazil	10.8
Hong Kong	8.3
Mexico	7.8
South Korea	6.4
Indonesia	5.0
Thailand	4.9
Taiwan	4.9
Turkey	4.8
China	4.5

MIST-3

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016

Class A(a)	Actual	0.94%	$1,000.00	$1,124.50	$4.97
	Hypothetical*	0.94%	$1,000.00	$1,020.19	$4.72

Class B(a)	Actual	1.19%	$1,000.00	$1,122.50	$6.28
	Hypothetical*	1.19%	$1,000.00	$1,018.95	$5.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—94.6% of Net Assets

Security Description	Shares	Value

Australia—0.7%
BHP Billiton plc	761,000	$9,386,546

Brazil—10.8%
Banco Bradesco S.A. (ADR)	4,822,250	37,661,772
BRF S.A.	1,240,468	17,427,488
Lojas Renner S.A.	3,627,000	26,748,320
Multiplan Empreendimentos Imobiliarios S.A. (a)	1,003,537	18,825,496
Ultrapar Participacoes S.A.	1,591,000	35,219,628
Vale S.A. (ADR) (b)	3,235,077	16,369,490

		152,252,194

Chile—1.2%
Banco Santander Chile (ADR)	892,000	17,278,040

China—4.5%
China Mobile, Ltd.	3,889,000	44,968,948
PetroChina Co., Ltd. - Class H	27,854,000	18,944,867

		63,913,815

Hong Kong—8.3%
AIA Group, Ltd.	8,118,000	48,812,378
Hang Lung Group, Ltd.	6,621,000	19,946,453
Hang Lung Properties, Ltd.	5,238,000	10,661,733
Hong Kong Exchanges and Clearing, Ltd.	516,436	12,598,981
Swire Pacific, Ltd. - Class B	13,029,000	25,854,723

		117,874,268

Hungary—1.2%
Richter Gedeon Nyrt	840,000	16,685,546

India—16.4%
Hero MotoCorp, Ltd.	422,000	19,757,899
Hindustan Unilever, Ltd.	1,686,000	22,478,620
Housing Development Finance Corp., Ltd.	2,389,000	44,540,789
ICICI Bank, Ltd.	7,360,000	26,287,767
Infosys, Ltd.	1,913,000	33,301,134
ITC, Ltd.	7,127,000	38,882,970
Tata Consultancy Services, Ltd.	177,000	6,685,617
UltraTech Cement, Ltd.	807,063	40,928,222

		232,863,018

Indonesia—5.0%
Astra International Tbk PT	94,150,000	53,071,769
Indocement Tunggal Prakarsa Tbk PT	13,685,100	17,537,612

		70,609,381

Luxembourg—1.4%
Tenaris S.A. (ADR) (b)	691,000	19,928,440

Malaysia—2.1%
CIMB Group Holdings Bhd	9,235,804	10,042,321
Public Bank Bhd	4,115,000	19,819,989

		29,862,310

Mexico—7.8%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	461,000	$42,637,890
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)	145,000	23,134,750
Grupo Financiero Banorte S.A.B. de C.V. - Class O	7,944,208	44,399,669

		110,172,309

Philippines—4.4%
Ayala Land, Inc.	46,957,000	38,836,196
Bank of the Philippine Islands	11,247,370	23,307,928

		62,144,124

Poland—1.5%
Bank Pekao S.A. (b)	593,000	20,752,970

Portugal—1.2%
Jeronimo Martins SGPS S.A.	1,092,000	17,204,125

Russia—3.8%
Lukoil PJSC (ADR)	693,343	29,011,715
Magnit PJSC	177,606	25,067,368

		54,079,083

South Africa—3.6%
Massmart Holdings, Ltd.	1,974,000	16,947,700
MTN Group, Ltd.	1,615,000	15,793,439
Truworths International, Ltd. (b)	3,092,000	18,044,468

		50,785,607

South Korea—1.7%
E-Mart, Inc.	91,000	13,673,619
NAVER Corp.	16,207	10,077,483

		23,751,102

Taiwan—4.9%
Taiwan Mobile Co., Ltd.	4,493,000	15,726,247
Taiwan Semiconductor Manufacturing Co., Ltd.	10,599,000	53,594,547

		69,320,794

Thailand—4.9%
Siam Cement PCL (The)	2,624,850	35,555,737
Siam Commercial Bank PCL (The)	8,591,000	33,982,612

		69,538,349

Turkey—4.8%
Akbank TAS (b)	8,737,000	25,305,815
BIM Birlesik Magazalar A/S	1,091,000	21,411,004
Turkiye Garanti Bankasi A/S (b)	8,073,000	21,542,415

		68,259,234

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United Kingdom—2.9%
SABMiller plc	348,109	$20,047,652
Standard Chartered plc	2,802,557	21,317,493

		41,365,145

United States—1.5%
Yum! Brands, Inc. (b)	264,000	21,890,880

Total Common Stocks (Cost $1,250,850,114)		1,339,917,280

Preferred Stock—4.7%

South Korea—4.7%
Samsung Electronics Co., Ltd. (Cost $60,534,564)	65,173	67,283,434

Short-Term Investments—4.1%

Mutual Fund—3.7%
State Street Navigator Securities Lending MET Portfolio (c)	51,724,172	51,724,172

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $6,356,872 on 07/01/16, collateralized by $6,290,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $6,486,563.	6,356,867	6,356,867

Total Short-Term Investments (Cost $58,081,039)		58,081,039

Total Investments—103.4% (Cost $1,369,465,717) (d)		1,465,281,753
Other assets and liabilities (net)—(3.4)%		(48,783,708)

Net Assets—100.0%		$1,416,498,045

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $59,129,860 and the collateral received consisted of cash in the amount of $51,724,172 and non-cash collateral with a value of $8,331,030. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,369,465,717. The aggregate unrealized appreciation and depreciation of investments were $149,524,761 and $(53,708,725), respectively, resulting in net unrealized appreciation of $95,816,036.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Banks	21.3
Real Estate Management & Development	8.1
Food & Staples Retailing	6.7
Construction Materials	6.6
Oil, Gas & Consumable Fuels	5.9
Wireless Telecommunication Services	5.4
Automobiles	5.1
Technology Hardware, Storage & Peripherals	4.7
Beverages	4.4
Semiconductors & Semiconductor Equipment	3.8

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$9,386,546	$—	$9,386,546
Brazil	152,252,194	—	—	152,252,194
Chile	17,278,040	—	—	17,278,040
China	—	63,913,815	—	63,913,815
Hong Kong	—	117,874,268	—	117,874,268
Hungary	—	16,685,546	—	16,685,546
India	—	232,863,018	—	232,863,018
Indonesia	—	70,609,381	—	70,609,381
Luxembourg	19,928,440	—	—	19,928,440
Malaysia	—	29,862,310	—	29,862,310
Mexico	110,172,309	—	—	110,172,309
Philippines	—	62,144,124	—	62,144,124
Poland	—	20,752,970	—	20,752,970
Portugal	—	17,204,125	—	17,204,125
Russia	2,086,500	51,992,583	—	54,079,083
South Africa	—	50,785,607	—	50,785,607
South Korea	—	23,751,102	—	23,751,102
Taiwan	—	69,320,794	—	69,320,794
Thailand	69,538,349	—	—	69,538,349
Turkey	—	68,259,234	—	68,259,234
United Kingdom	—	41,365,145	—	41,365,145
United States	21,890,880	—	—	21,890,880
Total Common Stocks	393,146,712	946,770,568	—	1,339,917,280
Total Preferred Stock*	—	67,283,434	—	67,283,434
Short-Term Investments
Mutual Fund	51,724,172	—	—	51,724,172
Repurchase Agreement	—	6,356,867	—	6,356,867
Total Short-Term Investments	51,724,172	6,356,867	—	58,081,039
Total Investments	$444,870,884	$1,020,410,869	$—	$1,465,281,753

Collateral for Securities Loaned (Liability)	$—	$(51,724,172)	$—	$(51,724,172)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $94,513,376 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,465,281,753
Cash denominated in foreign currencies (c)	688,458
Receivable for:
Investments sold	7,340,436
Fund shares sold	9,562
Dividends and interest	5,839,382
Prepaid expenses	8,487

Total Assets	1,479,168,078
Liabilities
Collateral for securities loaned	51,724,172
Payables for:
Investments purchased	2,749,385
Fund shares redeemed	2,362,349
Foreign taxes	3,573,446
Accrued Expenses:
Management fees	940,033
Distribution and service fees	108,970
Deferred trustees’ fees	86,413
Other expenses	1,125,265

Total Liabilities	62,670,033

Net Assets	$1,416,498,045

Net Assets Consist of:
Paid in surplus	$1,643,049,125
Undistributed net investment income	2,899,644
Accumulated net realized loss	(321,741,443)
Unrealized appreciation on investments and foreign currency transactions (d)	92,290,719

Net Assets	$1,416,498,045

Net Assets
Class A	$868,314,831
Class B	548,183,214
Capital Shares Outstanding*
Class A	96,046,371
Class B	61,107,544
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.04
Class B	8.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,369,465,717.
(b)	Includes securities loaned at value of $59,129,860.
(c)	Identified cost of cash denominated in foreign currencies was $688,663.
(d)	Includes foreign capital gains tax of $3,557,129.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$20,050,655
Interest	2,363
Securities lending income	292,529

Total investment income	20,345,547
Expenses
Management fees	5,922,121
Administration fees	19,500
Custodian and accounting fees	537,072
Distribution and service fees—Class B	641,511
Audit and tax services	26,457
Legal	13,388
Trustees’ fees and expenses	15,927
Shareholder reporting	43,873
Insurance	4,775
Miscellaneous	21,176

Total expenses	7,245,800
Less management fee waiver	(372,951)

Net expenses	6,872,849

Net Investment Income	13,472,698

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments (b)	(8,698,618)
Foreign currency transactions	(221,137)

Net realized loss	(8,919,755)

Net change in unrealized appreciation on:
Investments (c)	161,276,365
Foreign currency transactions	25,418

Net change in unrealized appreciation	161,301,783

Net realized and unrealized gain	152,382,028

Net Increase in Net Assets from Operations	$165,854,726

(a)	Net of foreign withholding taxes of $2,541,596.
(b)	Net of foreign capital gains tax of $99,157.
(c)	Includes change in foreign capital gains tax of $(3,394,538).

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,472,698	$17,155,329
Net realized loss	(8,919,755)	(193,174,020)
Net change in unrealized appreciation (depreciation)	161,301,783	(28,576,345)

Increase (decrease) in net assets from operations	165,854,726	(204,595,036)

From Distributions to Shareholders
Net investment income
Class A	(10,463,607)	(17,919,529)
Class B	(5,168,856)	(10,358,294)

Total distributions	(15,632,463)	(28,277,823)

Increase (decrease) in net assets from capital share transactions	(34,114,493)	62,318,263

Total increase (decrease) in net assets	116,107,770	(170,554,596)

Net Assets
Beginning of period	1,300,390,275	1,470,944,871

End of period	$1,416,498,045	$1,300,390,275

Undistributed net investment income
End of period	$2,899,644	$5,059,409

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	6,668,741	$51,407,209	5,535,860	$51,252,008
Reinvestments	1,208,269	10,463,607	1,884,283	17,919,529
Redemptions	(8,773,091)	(76,043,205)	(1,313,479)	(12,519,983)

Net increase (decrease)	(896,081)	$(14,172,389)	6,106,664	$56,651,554

Class B
Sales	2,366,195	$19,326,349	7,112,375	$63,536,100
Reinvestments	601,730	5,168,856	1,098,440	10,358,294
Redemptions	(5,234,731)	(44,437,309)	(7,482,771)	(68,227,685)

Net increase (decrease)	(2,266,806)	$(19,942,104)	728,044	$5,666,709

Increase (decrease) derived from capital shares transactions		$(34,114,493)		$62,318,263

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.14		$9.62	$10.39	$11.04	$9.36	$11.65

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.12	0.13	0.13	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.92		(1.41)	(0.79)	(0.64)	1.63	(2.28)

Total from investment operations	1.01		(1.29)	(0.66)	(0.51)	1.78	(2.12)

Less Distributions
Distributions from net investment income	(0.11)		(0.19)	(0.11)	(0.14)	(0.10)	(0.17)

Total distributions	(0.11)		(0.19)	(0.11)	(0.14)	(0.10)	(0.17)

Net Asset Value, End of Period	$9.04		$8.14	$9.62	$10.39	$11.04	$9.36

Total Return (%) (b)	12.45	(c)	(13.66)	(6.41)	(4.61)	19.10	(18.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(d)	1.02	1.01	1.02	1.07	1.09
Net ratio of expenses to average net assets (%) (e)	0.94	(d)	1.00	0.99	1.01	1.07	1.09
Ratio of net investment income to average net assets (%)	2.12	(d)	1.29	1.30	1.28	1.50	1.50
Portfolio turnover rate (%)	9	(c)	116	49	33	29	40
Net assets, end of period (in millions)	$868.3		$789.2	$873.8	$1,075.9	$578.1	$473.5

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$8.07		$9.53	$10.30	$10.94	$9.27	$11.56

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.09	0.11	0.10	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.91		(1.38)	(0.80)	(0.62)	1.62	(2.28)

Total from investment operations	0.99		(1.29)	(0.69)	(0.52)	1.75	(2.14)

Less Distributions
Distributions from net investment income	(0.09)		(0.17)	(0.08)	(0.12)	(0.08)	(0.15)

Total distributions	(0.09)		(0.17)	(0.08)	(0.12)	(0.08)	(0.15)

Net Asset Value, End of Period	$8.97		$8.07	$9.53	$10.30	$10.94	$9.27

Total Return (%) (b)	12.25	(c)	(13.81)	(6.70)	(4.80)	18.90	(18.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.24	(d)	1.27	1.26	1.27	1.32	1.34
Net ratio of expenses to average net assets (%) (e)	1.19	(d)	1.25	1.24	1.26	1.32	1.34
Ratio of net investment income to average net assets (%)	1.87	(d)	1.03	1.05	0.95	1.25	1.30
Portfolio turnover rate (%)	9	(c)	116	49	33	29	40
Net assets, end of period (in millions)	$548.2		$511.2	$597.1	$644.8	$641.3	$544.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

MIST-11

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-12

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $6,356,867, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MIST-13

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$121,688,836	$0	$150,358,850

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$5,922,121	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.050%	$500 million to $1 billion

MIST-14

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

An identical agreement was in place for the period January 1, 2016 to April 30, 2016.

Prior to January 1, 2016, MetLife Advisers had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$500 million to $1 billion

Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$28,277,823	$17,199,657	$—	$—	$28,277,823	$17,199,657

MIST-15

Met Investors Series Trust

Met/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$15,409,056	$—	$(88,000,306)	$(78,185,166)	$(225,914,990)	$(376,691,406)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had short term post-enactment accumulated capital losses of $61,044,388, long term post-enactment accumulated capital losses of $164,870,602, and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,185,166.

MIST-16

Met Investors Series Trust

Met/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Met/Artisan International Portfolio returned -4.60% and -4.65%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -1.02%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 was a roller coaster ride for international equities. The volatility of late 2015 extended into the first weeks of the year, with equities selling off on continued fears over China’s slowing growth and slumping oil prices. By mid-February, a rebound in oil prices helped push equities higher through mid-April. Volatility again picked up steam in late June following the U.K.’s vote to leave the European Union (“Brexit”).

Partly given a lack of precedence (no country has ever left the European Union), the likelihood of a drawn-out and highly complex U.K. divorce proceeding rattled global markets late in the period. Following the Brexit vote, the British pound touched a 30-year low and capital fled to safe-haven assets and currencies, driving up the value of the Japanese yen. In the equities markets, Financials (particularly European banks) sold off, partly reflecting a combination of Brexit-induced concerns, which included the potential for slowing loan growth, falling interest rates, higher toxic debt and the loss of “passporting” rights, which allows U.K. banks to service European countries from London. Conversely, the Energy sector came out strongly ahead for the period, mirroring a rally in oil prices. By region, U.S. stocks outpaced their non-U.S. peers, and the renewed likelihood of U.S. interest rates staying lower for longer bolstered sentiment in certain developing countries.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s underperformance was partly hindered by a lack of exposure to the index-leading Energy sector. Additionally, certain holdings sensitive to Brexit weighed on results. In Industrials, airline companies International Consolidated Airlines Group (U.K.) and Ryanair (Ireland) fell as new questions over the future air traffic rights to and from the U.K., as well as the potential for weaker economic conditions in Europe to dampen travel demand. In Consumer Discretionary, media company Liberty Global (whose largest market is the U.K.) and Financial holding Lloyds Banking Group (U.K.) detracted.

In light of new pressures on their business models, we continued to review airline holdings, as well as Lloyds. For Liberty Global, company fundamentals appeared intact and we’ve maintained our conviction at period end.

Health care and agricultural products company Bayer (Germany) detracted over the period, and came under pressure on rumors—later confirmed—of its $62 billion takeover offer for U.S. agro-conglomerate Monsanto. Despite the offer being rejected by Monsanto, we remained critical of a potential merger and pared exposure over the period.

On the positive side, positioning in Financials was beneficial during the period, both from lighter exposure to the overall sector (especially banks) as well as strong stock selection relative to the index.

On an individual holdings basis, our top contributors included high-conviction holdings Medtronic (U.S.), Nestle (Switzerland) and NTT Docomo (Japan). We believe the sustainable growth potential of medical device company Medtronic is underpinned by several competitive advantages, including market-leading positions across multiple product lines and significant cost synergies gained through its 2015 acquisition of Covidien. Nestle is the world’s largest food company with a portfolio of more than 34 brands, each generating over a billion dollars in revenues. Its brand strength has helped Nestle maintain its industry dominance, and tends to support its resilient performance in slow-growth environments. NTT Docomo, a first quarter 2016 purchase, is the largest operator in Japan’s mobile oligopoly, which includes KDDI (Japan)—another Portfolio holding—and Softbank. In our view, Japanese mobile operators are positioned in a sweet spot for revenue and subscriber growth given more rational competition, a more favorable regulatory environment and recent heavy investment in LTE networks.

MIST-1

Met Investors Series Trust

Met/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

Period end Portfolio positioning partly reflected our sensitivity to a market environment characterized by weak demand and low (or falling inflation), as well as the potential for further downward pressure on the economies of Europe and elsewhere resulting from Brexit. Against this backdrop, we have been drawn to companies capable of raising prices without a meaningful impact on demand. We believe a number of companies in the Consumer Staples sector benefit from their unique brand strength and product offerings customers find essential, giving them a more inelastic demand profile. Early in the year, we increased our positioning here—entering positions in Danone (France), Unilever (U.K.) and British American Tobacco (U.K.)—while reducing our exposure to more cyclically exposed areas of the market. Post Brexit, we exited a couple of more economically sensitive U.K.-based holdings in the period—including, advertiser WPP (U.K.) and Johnson Matthey (U.K.), a supplier to the auto industry. Within the Energy sector, we have historically identified limited opportunities, and viewed these companies as pass-through structures that lacked pricing power.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI AC WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
Met/Artisan International Portfolio
Class A	-4.60	-11.50	-3.55
Class B	-4.65	-11.56	-5.66
MSCI AC World (ex-U.S.) Index	-1.02	-10.24	-5.25

1 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. Index since inception return is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Medtronic plc	5.8
Nestle S.A.	5.0
Japan Tobacco, Inc.	4.2
AIA Group, Ltd.	3.3
Deutsche Boerse AG	3.2
Cognizant Technology Solutions Corp. - Class A	2.9
Aon plc	2.8
NTT DoCoMo, Inc.	2.8
Danone S.A.	2.8
Unilever plc	2.7

Top Countries

% of Net Assets
United Kingdom	19.7
United States	16.1
Germany	15.9
Japan	13.8
Switzerland	8.9
France	8.5
Hong Kong	3.3
Ireland	2.9
Belgium	2.1
Spain	1.9

MIST-3

Met Investors Series Trust

Met/Artisan International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.80%	$1,000.00	$954.00	$3.89
	Hypothetical*	0.80%	$1,000.00	$1,020.89	$4.02

Class B	Actual	1.05%	$1,000.00	$953.50	$5.10
	Hypothetical*	1.05%	$1,000.00	$1,019.64	$5.27

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—90.1% of Net Assets

Security Description	Shares	Value

Belgium—2.1%
Anheuser-Busch InBev S.A.	48,123	$6,325,750
Telenet Group Holding NV (a)	175,847	8,026,476
UCB S.A.	92,211	6,895,041

		21,247,267

Canada—1.7%
Canadian Pacific Railway, Ltd. (b)	131,801	16,974,651

China—0.8%
Baidu, Inc. (ADR) (a)	49,819	8,227,608

Denmark—0.3%
ISS A/S (144A)	80,082	2,998,668

France—8.5%
Danone S.A.	392,435	27,671,631
L’Oreal S.A.	49,088	9,389,848
LVMH Moet Hennessy Louis Vuitton SE	36,104	5,466,763
Orange S.A. (144A)	684,968	11,188,277
Pernod-Ricard S.A. (b)	97,952	10,910,601
Zodiac Aerospace	866,827	20,396,939

		85,024,059

Germany—14.3%
Allianz SE	84,074	11,978,194
Bayer AG	205,094	20,634,955
Beiersdorf AG	203,960	19,273,302
Deutsche Boerse AG	387,563	31,732,390
Linde AG	191,879	26,706,366
Vonovia SE	419,393	15,305,865
Wirecard AG (b)	391,504	17,212,599

		142,843,671

Hong Kong—3.3%
AIA Group, Ltd.	5,534,772	33,279,796

Ireland—1.3%
Allegion plc (b)	13,416	931,473
Willis Towers Watson plc	96,907	12,046,509

		12,977,982

Japan—13.8%
Calbee, Inc. (b)	54,500	2,262,410
Japan Tobacco, Inc. (b)	1,034,692	41,450,383
KDDI Corp.	459,400	13,984,743
NGK Insulators, Ltd.	651,000	13,070,768
Nippon Telegraph & Telephone Corp.	228,900	10,745,368
NTT DoCoMo, Inc.	1,036,092	27,879,066
Olympus Corp.	279,600	10,402,210
Ono Pharmaceutical Co., Ltd.	155,200	6,701,868
Toyota Motor Corp.	225,100	11,254,285

		137,751,101

Mexico—0.5%
Grupo Televisa S.A.B. (ADR)	182,924	4,763,341

South Korea—0.0%
Orion Corp.	115	94,088

Spain—1.9%
Grifols S.A. (b)	305,818	6,906,074
Grifols S.A. (ADR)	692,962	11,551,677

		18,457,751

Sweden—1.0%
Swedbank AB - A Shares	461,166	9,646,475

Switzerland—8.9%
Actelion, Ltd. (a)	110,066	18,468,690
Nestle S.A.	646,819	49,892,826
Roche Holding AG	62,653	16,542,308
Syngenta AG	9,175	3,526,653

		88,430,477

Taiwan—1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,972,000	15,028,115

United Kingdom—19.7%
Aon plc	259,076	28,298,872
Babcock International Group plc	488,766	5,916,568
British American Tobacco plc	223,955	14,572,854
Coca-Cola European Partners plc	277,549	9,905,724
Delphi Automotive plc	254,326	15,920,808
Diageo plc	195,039	5,457,426
Imperial Brands plc	322,336	17,497,957
InterContinental Hotels Group plc	225,035	8,362,038
International Consolidated Airlines Group S.A. (b)	2,104,146	10,533,094
Liberty Global plc - Class A (a)	508,678	14,782,183
Liberty Global plc - Class C (a) (b)	777,620	22,278,813
Liberty Global plc LiLAC - Class A (a)	63,467	2,047,451
Liberty Global plc LiLAC - Class C (a)	97,023	3,152,270
Lloyds Banking Group plc	15,095,627	11,100,272
Unilever plc	557,893	26,760,494

		196,586,824

United States—10.5%
Amazon.com, Inc. (a)	14,904	10,665,600
Cognizant Technology Solutions Corp. - Class A (a)	497,286	28,464,651
Medtronic plc (b)	665,286	57,726,866
WABCO Holdings, Inc. (a)	81,984	7,507,275

		104,364,392

Total Common Stocks (Cost $924,485,980)		898,696,266

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Equity Linked Security—1.6%

Security Description	Shares/ Principal Amount*	Value

Ireland—1.6%
Ryanair Holdings plc (HSBC Bank plc), 10/29/18 (c) (Cost $15,384,523)	1,266,145	$15,976,034

Preferred Stock—1.6%

Germany—1.6%
Henkel AG & Co. KGaA (Cost $14,863,299)	131,329	15,969,537

Short-Term Investments—13.1%

Mutual Fund—7.5%
State Street Navigator Securities Lending MET Portfolio (d)	74,285,173	74,285,173

Repurchase Agreement—5.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $56,192,711 on 07/01/16, collateralized by $55,715,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $57,316,806.	56,192,664	56,192,664

Total Short-Term Investments (Cost $130,477,837)		130,477,837

Total Investments—106.4% (Cost $1,085,211,639) (e)		1,061,119,674
Other assets and liabilities (net)—(6.4)%		(63,842,857)

Net Assets—100.0%		$997,276,817

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $74,776,515 and the collateral received consisted of cash in the amount of $74,285,173 and non-cash collateral with a value of $2,500,861. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(e)	As of June 30, 2016, the aggregate cost of investments was $1,085,211,639. The aggregate unrealized appreciation and depreciation of investments were $46,381,685 and $(70,473,650), respectively, resulting in net unrealized depreciation of $(24,091,965).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $14,186,945, which is 1.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Insurance	8.6
Food Products	8.0
Tobacco	7.4
Health Care Equipment & Supplies	6.8
Personal Products	5.6
Media	5.5
Pharmaceuticals	5.1
IT Services	4.6
Wireless Telecommunication Services	4.2
Biotechnology	3.7

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Artisan International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$21,247,267	$—	$21,247,267
Canada	16,974,651	—	—	16,974,651
China	8,227,608	—	—	8,227,608
Denmark	—	2,998,668	—	2,998,668
France	—	85,024,059	—	85,024,059
Germany	—	142,843,671	—	142,843,671
Hong Kong	—	33,279,796	—	33,279,796
Ireland	12,977,982	—	—	12,977,982
Japan	—	137,751,101	—	137,751,101
Mexico	4,763,341	—	—	4,763,341
South Korea	—	94,088	—	94,088
Spain	11,551,677	6,906,074	—	18,457,751
Sweden	—	9,646,475	—	9,646,475
Switzerland	—	88,430,477	—	88,430,477
Taiwan	—	15,028,115	—	15,028,115
United Kingdom	96,386,121	100,200,703	—	196,586,824
United States	104,364,392	—	—	104,364,392
Total Common Stocks	255,245,772	643,450,494	—	898,696,266
Total Equity Linked Security*	—	15,976,034	—	15,976,034
Total Preferred Stock*	—	15,969,537	—	15,969,537
Short-Term Investments
Mutual Fund	74,285,173	—	—	74,285,173
Repurchase Agreement	—	56,192,664	—	56,192,664
Total Short-Term Investments	74,285,173	56,192,664	—	130,477,837
Total Investments	$329,530,945	$731,588,729	$—	$1,061,119,674

Collateral for Securities Loaned (Liability)	$—	$(74,285,173)	$—	$(74,285,173)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $13,184,185 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Artisan International Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,061,119,674
Cash	1,610
Cash denominated in foreign currencies (c)	579,020
Receivable for:
Investments sold	12,778,140
Fund shares sold	48
Dividends and interest	3,863,465
Prepaid expenses	6,371

Total Assets	1,078,348,328
Liabilities
Collateral for securities loaned	74,285,173
Payables for:
Investments purchased	5,827,752
Fund shares redeemed	4,184
Accrued Expenses:
Management fees	617,775
Distribution and service fees	53
Deferred trustees’ fees	33,558
Other expenses	303,016

Total Liabilities	81,071,511

Net Assets	$997,276,817

Net Assets Consist of:
Paid in surplus	$1,093,342,819
Undistributed net investment income	12,613,773
Accumulated net realized loss	(84,403,640)
Unrealized depreciation on investments and foreign currency transactions	(24,276,135)

Net Assets	$997,276,817

Net Assets
Class A	$997,022,452
Class B	254,365
Capital Shares Outstanding*
Class A	109,688,304
Class B	28,016
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.09
Class B	9.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,085,211,639.
(b)	Includes securities loaned at value of $74,776,515.
(c)	Identified cost of cash denominated in foreign currencies was $581,701.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$16,002,213
Interest	4,270
Securities lending income	668,426

Total investment income	16,674,909
Expenses
Management fees	3,556,965
Administration fees	13,929
Custodian and accounting fees	117,615
Distribution and service fees—Class B	263
Audit and tax services	27,553
Legal	13,371
Trustees’ fees and expenses	15,927
Shareholder reporting	19,401
Insurance	3,417
Miscellaneous	29,198

Total expenses	3,797,639
Less broker commission recapture	(1,610)

Net expenses	3,796,029

Net Investment Income	12,878,880

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(27,698,079)
Foreign currency transactions	15,344

Net realized loss	(27,682,735)

Net change in unrealized depreciation on:
Investments	(31,035,272)
Foreign currency transactions	(82,334)

Net change in unrealized depreciation	(31,117,606)

Net realized and unrealized loss	(58,800,341)

Net Decrease in Net Assets From Operations	$(45,921,461)

(a)	Net of foreign withholding taxes of $1,629,090.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Artisan International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,878,880	$8,734,764
Net realized loss	(27,682,735)	(34,002,956)
Net change in unrealized depreciation	(31,117,606)	(11,995,047)

Decrease in net assets from operations	(45,921,461)	(37,263,239)

From Distributions to Shareholders
Net investment income
Class A	(9,444,914)	(7,750,139)
Class B	(2,296)	(410)

Total distributions	(9,447,210)	(7,750,549)

Increase in net assets from capital share transactions	65,753,985	57,069,562

Total increase in net assets	10,385,314	12,055,774

Net Assets
Beginning of period	986,891,503	974,835,729

End of period	$997,276,817	$986,891,503

Undistributed net investment income
End of period	$12,613,773	$9,182,103

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	6,485,834	$60,249,984	7,982,205	$83,222,953
Reinvestments	1,049,435	9,444,914	732,527	7,750,139
Redemptions	(440,360)	(4,077,865)	(3,176,333)	(34,031,445)

Net increase	7,094,909	$65,617,033	5,538,399	$56,941,647

Class B
Sales	15,820	$143,572	13,822	$137,371
Reinvestments	256	2,296	39	410
Redemptions	(973)	(8,916)	(1,046)	(9,866)

Net increase	15,103	$136,952	12,815	$127,915

Increase derived from capital shares transactions		$65,753,985		$57,069,562

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014(a)
Net Asset Value, Beginning of Period	$9.62		$10.04	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.12		0.09	0.06
Net realized and unrealized loss on investments	(0.56)		(0.43)	(0.02)

Total from investment operations	(0.44)		(0.34)	0.04

Less Distributions
Distributions from net investment income	(0.09)		(0.08)	0.00

Total distributions	(0.09)		(0.08)	0.00

Net Asset Value, End of Period	$9.09		$9.62	$10.04

Total Return (%) (c)	(4.60	)(d)	(3.49)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	(e)	0.81	0.83	(e)
Ratio of net investment income to average net assets (%)	2.72	(e)	0.86	0.86	(e)
Portfolio turnover rate (%)	38	(d)	49	33	(d)
Net assets, end of period (in millions)	$997.0		$986.8	$974.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014(f)
Net Asset Value, Beginning of Period	$9.61		$10.03	$10.15

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.13		0.05	(0.00	)(g)
Net realized and unrealized loss on investments	(0.58)		(0.39)	(0.12)

Total from investment operations	(0.45)		(0.34)	(0.12)

Less Distributions
Distributions from net investment income	(0.08)		(0.08)	0.00

Total distributions	(0.08)		(0.08)	0.00

Net Asset Value, End of Period	$9.08		$9.61	$10.03

Total Return (%) (c)	(4.65	)(d)	(3.49)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.05	(e)	1.06	1.29	(e)
Ratio of net investment income (loss) to average net assets (%)	2.83	(e)	0.50	(0.04	)(e)
Portfolio turnover rate (%)	38	(d)	49	33	(d)
Net assets, end of period (in millions)	$0.3		$0.1	$0.0	(h)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment loss was less than $0.01.
(h)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-12

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $56,192,664, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

MIST-13

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$392,735,488	$0	$342,624,854

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $3,556,965.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-14

Met Investors Series Trust

Met/Artisan International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$7,750,549	$—	$—	$—	$7,750,549	$—

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$9,259,384	$—	$5,310,508	$—	$(55,238,551)	$(40,668,659)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

At December 31, 2015, the Portfolio had short-term accumulated capital losses of $48,664,640 and long-term accumulated capital loss of $6,573,911.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 4.42% and 4.28%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 4.51%.

MARKET ENVIRONMENT / CONDITIONS

As a follow up to calendar year 2015, where the loan market as measured by the S&P/LSTA Leverage Loan Index delivered a -0.69% return, the loan market has exhibited some strength in the first half of 2016, advancing 4.51% during the first six months of the year. After registering negative returns in January and February of -0.65% and -0.53% respectively, loans delivered robust gains of 2.76%, 1.99%, and 0.89% in March, April, and May before eking out a 0.02% gain in June.

Looking at loan technicals, the supply/demand balance tipped in favor of demand over the period, with the average loan price rising from $91.26 to $93.20 from the end of the calendar 2015 to the end of June 2016. After falling in January and February from 2015 levels, CLO (collateralized loan obligation) creation rose in March and persisted through the end of the period. With respect to retail demand, loan outflows continued into January and February before turning net positive in March. For the final three months of the period, they shifted between modestly net negative and modestly positive before turning slightly negative toward the end of the period on the backdrop of the Brexit (the U.K. referendum on exiting the European Union) developments.

The par-weighted default rate ended the quarter at a rate of 1.97% on a trailing-12-months basis, up from 1.50% at the end of calendar year 2015. The default rate remains low from a historical perspective, and more than 70% of these modest defaults have come by way of commodity-related issuers over this period. From this respect, the majority of the loan market has remained in solid shape fundamentally.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Relative to the benchmark, the Portfolio maintains a greater focus on the higher quality segments of the loan market. During the period, the distressed segments of the loan market outperformed the higher quality segments by a meaningful margin. Moving up the ratings categories, returns for the period were 9.81%, 9.74%, 4.84%, and 3.57% for the defaulted, CCC, B, and BB categories. Additionally, second lien loans outperformed first lien loans, 8.82% vs. 4.33% over the period. The Portfolio’s overweight to BB loans and underexposure to the CCC, defaulted, and second lien categories represented a drag on relative performance.

In a reversal of last year’s performance trends by liquidity profile, the larger and more actively traded loans included within the S&P/LSTA Leveraged Loan 100 Index fared better than the broad-based Index at large during the first six months of 2016, outperforming the Index 5.36% vs. 4.51%. As the Portfolio tends to favor the credit risk profile of loans issued by larger capitalization companies, the Portfolio benefited from exposure to select larger issuers rebounding from the greater selling pressure experienced in calendar year 2015.

From an industry perspective, the Portfolio’s underexposure to the underperforming Utilities and Oil & Gas industries contributed to relative performance, while an underweight exposure to the Lodging & Casinos industry, which outpaced the broader loan market, detracted.

The cornerstones of the strategy’s investment philosophy include intense, internal credit research and broad issuer diversification. As of June 30, 2016, the Portfolio was diversified across 393 loan issuer positions and 35 industry groups. At period end, the Portfolio continued to maintain an overweight position in the BB loan group (41.6% vs. 35.7%), while maintaining limited exposure to loans rated CCC or lower (2.2% vs. 5.3%). The Portfolio’s higher quality positioning was also exhibited in its weighed average loan price of $95.55 vs. a $93.20 weighted average loan price for the Index as of June 30, 2016.

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 58 days on average as of June 30, 2016.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
Met/Eaton Vance Floating Rate Portfolio
Class A	4.42	1.64	3.32	3.56
Class B	4.28	1.38	3.07	3.30
S&P/LSTA Leveraged Loan Index	4.51	0.94	3.79	4.12

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Ten Largest Industries as of June 30, 2016 (Unaudited)

% of Net Assets
Healthcare-Services	5.9
Retail	5.7
Commercial Services	5.6
Software	5.4
Chemicals	5.3
Media	4.6
Telecommunications	4.2
Food	4.1
Diversified Financial Services	3.3
Pharmaceuticals	2.9

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.67%	$1,000.00	$1,044.20	$3.41
	Hypothetical*	0.67%	$1,000.00	$1,021.53	$3.37
Class B	Actual	0.92%	$1,000.00	$1,042.80	$4.67
	Hypothetical*	0.92%	$1,000.00	$1,020.29	$4.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—93.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.6%
inVentiv Health, Inc. Incremental Term Loan B3, 7.750%, 05/15/18	1,543,450	$1,540,556
Term Loan B4, 7.750%, 05/15/18	2,681,243	2,688,786
J.D. Power & Associates 1st Lien Term Loan, 05/24/23 (b)	700,000	700,000

		4,929,342

Aerospace/Defense—2.4%
BE Aerospace, Inc. Term Loan B, 3.750%, 12/16/21	938,182	943,225
Flying Fortress, Inc. Term Loan, 3.500%, 04/30/20	2,729,167	2,729,167
Silver II U.S. Holdings LLC Term Loan, 4.000%, 12/13/19	5,335,643	4,815,418
TransDigm, Inc. Delayed Draw Term Loan F, 3.750%, 06/09/23	947,368	937,599
Extended Term Loan F, 3.750%, 06/09/23	2,841,083	2,806,459
Term Loan C, 3.750%, 02/28/20	4,817,361	4,801,931
Term Loan D, 3.750%, 06/04/21	1,764,000	1,750,454
Term Loan F, 3.750%, 06/09/23	1,052,632	1,041,777

		19,826,030

Auto Components—1.3%
CS Intermediate Holdco 2 LLC Term Loan B, 4.000%, 04/04/21	1,508,078	1,507,449
Dayco Products LLC Term Loan B, 5.250%, 12/12/19	982,412	977,500
Federal-Mogul Holdings Corp. Term Loan C, 4.750%, 04/15/21	4,224,750	3,931,658
MPG Holdco I, Inc. Term Loan B, 3.750%, 10/20/21	3,072,665	3,057,852
Visteon Corp. Delayed Draw Term Loan B, 3.500%, 04/09/21	685,417	684,131

		10,158,590

Auto Manufacturers—0.6%
FCA U.S. LLC Term Loan B, 3.250%, 12/31/18	2,460,873	2,463,949
Term Loan B, 3.500%, 05/24/17	2,764,452	2,766,921

		5,230,870

Auto Parts & Equipment—0.9%
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 3.750%, 04/30/19	3,650,000	3,657,603
Horizon Global Corp. Term Loan B, 7.000%, 06/30/21	475,000	475,000
Schaeffler AG Term Loan B, 4.250%, 05/15/20	220,769	222,103
TI Group Automotive Systems LLC Term Loan, 4.500%, 06/30/22	1,687,250	1,657,723

Auto Parts & Equipment—(Continued)
Tower Automotive Holdings USA LLC Term Loan, 4.000%, 04/23/20	1,251,294	1,244,256

		7,256,685

Beverages—0.4%
Flavors Holdings, Inc. 1st Lien Term Loan, 6.750%, 04/03/20	730,000	648,787
Maple Holdings Acquisition Corp. Term Loan B, 5.250%, 03/03/23	994,000	996,692
Oak Tea, Inc. Term Loan B1, 4.250%, 07/02/22	1,784,707	1,789,169

		3,434,648

Biotechnology—0.1%
AMAG Pharmaceuticals, Inc. 1st Lien Term Loan, 4.750%, 08/13/21	1,034,688	1,028,221

Building Materials—0.6%
CPG International, Inc. Term Loan, 4.750%, 09/30/20	956,022	944,072
GCP Applied Technologies, Inc. Term Loan B, 5.250%, 02/03/22	548,625	550,854
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.000%, 09/28/20	1,095,346	1,094,661
Summit Materials Cos. I LLC Term Loan B, 4.000%, 07/17/22	1,616,231	1,615,261
Tank Holding Corp. Term Loan, 5.250%, 03/16/22	722,842	675,858

		4,880,706

Capital Markets—1.0%
Armor Holding II LLC 1st Lien Term Loan, 5.750%, 06/26/20	2,121,245	2,089,426
Corporate Capital Trust, Inc. Term Loan B, 4.000%, 05/20/19	1,149,122	1,141,194
Guggenheim Partners LLC Term Loan, 4.250%, 07/22/20	1,709,479	1,709,745
Medley LLC Term Loan, 6.500%, 06/15/19 (c) (d)	496,591	502,401
NXT Capital, Inc. Incremental Term Loan, 6.250%, 09/04/18	788,607	788,607
Term Loan B, 6.250%, 09/04/18	729,375	729,375
Salient Partners L.P. Term Loan, 7.500%, 05/19/21	781,000	751,713
Sheridan Investment Partners II L.P. Term Loan A, 4.250%, 12/16/20	99,645	63,275
Term Loan B, 4.250%, 12/16/20	716,318	454,862
Term Loan M, 4.250%, 12/16/20	37,162	23,598

		8,254,196

Chemicals—5.3%
Allnex (Luxembourg) & Cy SCA Term Loan B1, 4.500%, 10/03/19	890,650	888,980

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Allnex USA, Inc. Term Loan B2, 4.500%, 10/03/19	462,115	$461,249
Aruba Investments, Inc. Term Loan B, 4.500%, 02/02/22	298,478	298,851
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 3.750%, 02/01/20	4,218,815	4,220,136
Chemours Co. (The) Term Loan B, 3.750%, 05/12/22	595,319	576,467
Emerald Performance Materials LLC 1st Lien Term Loan, 4.500%, 08/01/21	482,159	481,180
Flint Group GmbH Term Loan C, 4.500%, 09/07/21	139,378	137,984
Flint Group U.S. LLC 1st Lien Term Loan B2, 4.500%, 09/07/21	843,122	834,691
Gemini HDPE LLC Term Loan B, 4.750%, 08/07/21	1,427,109	1,416,406
Huntsman International LLC Incremental Term Loan, 3.750%, 10/01/21	2,019,250	2,015,884
Term Loan B, 4.250%, 04/01/23	523,688	524,997
Ineos U.S. Finance LLC Term Loan, 3.750%, 05/04/18	6,522,759	6,476,285
Term Loan, 4.250%, 03/31/22	691,246	681,741
Kraton Polymers LLC Term Loan B, 6.000%, 01/06/22	2,125,000	2,096,578
Kronos Worldwide, Inc. Term Loan, 4.000%, 02/18/20	317,688	298,031
MacDermid, Inc. 1st Lien Term Loan, 5.500%, 06/07/20	2,274,589	2,248,526
Term Loan B2, 5.500%, 06/07/20	591,000	583,243
Term Loan B3, 5.500%, 06/07/20	521,063	515,092
Minerals Technologies, Inc. Term Loan B1, 3.750%, 05/09/21	1,209,615	1,209,353
Omnova Solutions, Inc. Term Loan B1, 4.250%, 05/31/18	1,726,993	1,720,517
Orion Engineered Carbons GmbH Term Loan, 4.750%, 07/25/21	521,579	523,535
OXEA Finance LLC Term Loan B2, 4.250%, 01/15/20	1,120,625	1,064,594
PolyOne Corp. Term Loan B, 3.500%, 11/11/22	472,628	473,810
PQ Corp. Term Loan, 5.750%, 11/04/22	1,175,000	1,177,693
Sonneborn LLC Term Loan, 4.750%, 12/10/20	355,427	355,871
Sonneborn Refined Products B.V. Term Loan, 4.750%, 12/10/20	62,722	62,801
Tata Chemicals North America, Inc. Term Loan B, 3.750%, 08/07/20	916,755	913,605
Trinseo Materials Operating SCA Term Loan B, 4.250%, 11/05/21	1,311,750	1,309,290
Tronox Pigments (Netherlands) B.V. Term Loan, 4.500%, 03/19/20	4,435,221	4,248,573
Unifrax Corp. Term Loan, 4.250%, 11/28/18	218,848	213,468
Univar, Inc. Term Loan, 4.250%, 07/01/22	3,250,438	3,217,120

Chemicals—(Continued)
VAT Lux III S.a.r.l. Term Loan, 4.250%, 02/11/21	1,424,711	1,420,258

		42,666,809

Coal—0.7%
Alpha Natural Resources LLC Term Loan, 10.000%, 02/06/17	425,000	418,625
Term Loan B, 3.500%, 05/22/20	2,712,563	1,424,095
Arch Coal, Inc. Delayed Draw Term Loan, 5.000%, 01/31/17 (e)	650,000	646,750
Term Loan B, 7.500%, 05/16/18	2,751,676	1,296,727
Murray Energy Corp. Term Loan B1, 7.000%, 04/16/17	296,193	253,986
Term Loan B2, 7.500%, 04/16/20	1,855,354	1,359,974

		5,400,157

Commercial Services—5.5%
Acosta Holdco, Inc. Term Loan, 4.250%, 09/26/21	2,749,089	2,652,871
Albany Molecular Research, Inc. Term Loan B, 5.750%, 07/16/21	1,394,750	1,382,546
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.000%, 12/18/20	877,545	865,040
Bright Horizons Family Solutions, Inc. Term Loan B, 3.750%, 01/30/20	1,451,128	1,453,168
Ceridian LLC Term Loan, 4.500%, 09/15/20	589,605	571,671
Education Management LLC Term Loan A, 5.500%, 07/02/20 (c) (d)	259,470	146,549
Term Loan B, 2.000%, 07/02/20 (c) (d)	469,414	25,161
Garda World Security Corp. Delayed Draw Term Loan, 4.004%, 11/06/20	717,994	700,044
Term Loan B, 4.004%, 11/06/20	3,375,867	3,291,470
Global Payments, Inc. Term Loan B, 3.960%, 04/22/23	650,000	655,823
Hertz Corp. (The) Term Loan B, 3.500%, 06/30/23	1,025,000	1,026,762
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 8.000%, 07/18/19 (c) (d)	336,325	269,060
Revolver, 07/18/18 (b) (c) (d)	248,024	228,752
IPC Corp. Term Loan B, 5.500%, 08/06/21	1,678,750	1,536,056
Jaguar Holding Co. II Term Loan B, 4.250%, 08/18/22	5,729,868	5,691,908
KAR Auction Services, Inc. Term Loan B2, 3.938%, 03/11/21	4,581,925	4,600,541
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	3,685,142	3,556,162
Live Nation Entertainment, Inc. Term Loan B1, 3.500%, 08/16/20	2,648,721	2,650,376
Merrill Communications LLC Term Loan, 6.250%, 06/01/22	619,853	560,967

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Monitronics International, Inc. Term Loan B, 4.250%, 03/23/18	957,254	$949,476
Term Loan B1, 4.500%, 04/11/22	1,209,688	1,144,667
Prime Security Services Borrower LLC Incremental Term Loan B1, 4.750%, 05/02/22	2,100,000	2,105,250
Rent-A-Center, Inc. Term Loan B, 3.750%, 03/19/21	471,625	462,475
ServiceMaster Co. Term Loan B, 4.250%, 07/01/21	2,681,801	2,685,556
SGS Cayman L.P. Term Loan B, 6.000%, 04/23/21	199,435	199,310
SunEdison Semiconductor B.V. 1st Lien Term Loan, 6.500%, 05/27/19	672,325	657,198
Weight Watchers International, Inc. Term Loan B2, 4.000%, 04/02/20	5,944,390	4,458,292

		44,527,151

Computers—1.0%
Dell, Inc. Term Loan C, 3.750%, 10/29/18	685,046	685,403
MTS Systems Corp. Term Loan B, 06/21/23 (b)	1,300,000	1,299,187
SkillSoft Corp. 1st Lien Term Loan, 5.750%, 04/28/21	2,210,625	1,768,500
Smart Technologies ULC Term Loan, 10.500%, 01/31/18 (c) (d)	488,281	488,818
TNS, Inc. 1st Lien Term Loan, 5.000%, 02/14/20	848,839	849,900
Western Digital Corp. Term Loan B, 6.250%, 04/29/23	2,725,000	2,740,328

		7,832,136

Construction Materials—0.2%
Fairmount Santrol, Inc. Extended Term Loan B1, 4.500%, 07/15/18	195,000	177,450
Term Loan B2, 4.500%, 09/05/19	1,969,313	1,609,092

		1,786,542

Cosmetics/Personal Care—0.4%
Coty, Inc. Term Loan B, 3.750%, 10/27/22	822,938	823,273
Galleria Co. Term Loan B, 3.750%, 01/26/23	1,675,000	1,676,027
Revlon Consumer Products Corp. Term Loan, 4.000%, 10/08/19	1,129,016	1,130,075

		3,629,375

Distribution/Wholesale—0.2%
ABC Supply Co., Inc. Term Loan, 3.500%, 04/16/20	1,363,563	1,364,842

Distributors—0.0%
PFS Holding Corp. 1st Lien Term Loan, 4.500%, 01/31/21	244,169	224,636

Diversified Consumer Services—0.2%
Coinamatic Canada, Inc. 1st Lien Term Loan, 4.250%, 05/14/22	43,735	43,188
Knowledge Universe Education LLC 1st Lien Term Loan, 6.000%, 08/13/22	1,116,563	1,108,188
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 4.250%, 05/14/22	253,265	250,099

		1,401,475

Diversified Financial Services—3.2%
AlixPartners LLP Term Loan B, 4.500%, 07/28/22	595,500	595,996
Altisource Solutions S.a.r.l. Term Loan B, 4.500%, 12/09/20	430,704	368,252
Aretec Group, Inc. 2nd Lien Term Loan, 2.000%, 05/23/21	2,908,655	2,225,121
Term Loan, 8.000%, 05/25/23	1,080,058	1,082,758
Astro AB Borrower, Inc. 1st Lien Term Loan, 5.500%, 04/30/22	299,227	296,422
Citco Funding LLC Term Loan, 4.250%, 06/29/18	2,383,723	2,379,253
Clipper Acquisitions Corp. Term Loan B, 3.000%, 02/06/20	1,474,425	1,467,938
Delos Finance S.a.r.l. Term Loan B, 3.500%, 03/06/21	2,675,000	2,675,000
Grosvenor Capital Management Holdings LLP Term Loan B, 3.750%, 01/04/21	3,870,953	3,814,503
Harbourvest Partners LLC Term Loan, 3.250%, 02/04/21	699,684	691,521
LPL Holdings, Inc. Extended Term Loan B, 4.250%, 03/29/21	2,371,265	2,362,373
MIP Delaware LLC Term Loan B1, 4.000%, 03/09/20	391,785	391,785
Nord Anglia Education Finance LLC Term Loan, 5.000%, 03/31/21	2,166,128	2,152,589
Ocwen Financial Corp. Term Loan, 5.500%, 02/15/18	1,115,544	1,097,417
PGX Holdings, Inc. 1st Lien Term Loan, 5.750%, 09/29/20	546,045	545,817
Walker & Dunlop, Inc. Term Loan B, 5.250%, 12/11/20	671,516	673,195
Walter Investment Management Corp. Term Loan, 4.750%, 12/19/20	4,048,888	3,267,789

		26,087,729

Electric—1.9%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.000%, 05/03/20	994,250	976,436
Term Loan B2, 3.250%, 01/31/22	997,372	980,749
Calpine Corp. Term Loan B5, 3.500%, 05/27/22	4,190,231	4,150,948
Dynegy Holdings, Inc. Term Loan B2, 4.000%, 04/23/20	3,951,984	3,876,236
Energy Future Intermediate Holding Co. LLC Term Loan, 0.000%, 12/19/16 (f)	1,725,000	1,724,462

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Granite Acquisition, Inc. Term Loan B, 5.000%, 12/19/21	2,453,065	$2,356,986
Term Loan C, 5.000%, 12/19/21	109,579	105,287
Invenergy Thermal Operating I LLC Term Loan B, 6.500%, 10/19/22	423,059	398,733
Longview Power LLC Term Loan B, 7.000%, 04/13/21	1,262,250	1,110,780

		15,680,617

Electrical Components & Equipment—1.0%
Dell International LLC Term Loan B2, 4.000%, 04/29/20	5,943,633	5,940,661
Electrical Components International, Inc. Term Loan B, 5.750%, 05/28/21	935,228	935,228
Pelican Products, Inc. Term Loan, 5.250%, 04/10/20	1,557,706	1,509,028

		8,384,917

Electronics—1.3%
CDW LLC Term Loan, 3.250%, 04/29/20	3,217,696	3,219,707
EIG Investors Corp. Term Loan, 6.480%, 11/09/19	4,723,219	4,522,482
Excelitas Technologies Corp. 1st Lien Term Loan, 6.000%, 10/31/20	1,804,098	1,713,893
Fender Musical Instruments Corp. Term Loan B, 5.750%, 04/03/19	237,500	235,938
Sensus USA, Inc. Term Loan, 6.500%, 03/16/23	1,125,000	1,116,563

		10,808,583

Energy Equipment & Services—0.3%
EnergySolutions LLC Term Loan, 6.750%, 05/29/20	675,750	658,856
Floatel International, Ltd. Term Loan B, 6.000%, 06/27/20	553,792	346,120
Seadrill Partners Finco LLC Term Loan B, 4.000%, 02/21/21	3,834,067	1,720,538

		2,725,514

Engineering & Construction—0.1%
Brock Holdings III, Inc. Term Loan B, 6.000%, 03/16/17	777,793	737,445

Entertainment—2.0%
Affinity Gaming LLC Term Loan B, 6.500%, 11/09/17	363,908	365,273
Amaya Holdings B.V. 1st Lien Term Loan, 5.000%, 08/01/21	4,833,009	4,698,086
CDS U.S. Intermediate Holdings, Inc. 1st Lien Term Loan, 5.000%, 07/08/22	920,556	899,844
National CineMedia LLC Term Loan, 3.220%, 11/26/19	500,000	498,958
Scientific Games International, Inc. Term Loan B1, 6.000%, 10/18/20	3,461,250	3,424,114
Term Loan B2, 6.000%, 10/01/21	861,875	850,967

Entertainment—(Continued)
SeaWorld Parks & Entertainment, Inc. Term Loan B2, 3.000%, 05/14/20	2,892,017	2,790,796
Seminole Hard Rock Entertainment, Inc. Term Loan B, 3.500%, 05/14/20	266,750	265,972
WMG Acquisition Corp. Term Loan, 3.750%, 07/01/20	2,338,392	2,317,566

		16,111,576

Environmental Control—0.2%
Darling International, Inc. Term Loan B, 3.250%, 01/06/21	733,125	734,262
Tervita Corp. Term Loan, 6.250%, 05/15/18	1,247,027	1,195,587

		1,929,849

Food—4.1%
AdvancePierre Foods, Inc. Term Loan, 4.750%, 06/02/23	2,775,000	2,775,694
Albertson’s LLC Term Loan B4, 4.500%, 08/25/21	1,612,024	1,612,529
Term Loan B6, 4.750%, 06/22/23	5,337,312	5,337,728
Blue Buffalo Co., Ltd. Term Loan B3, 3.750%, 08/08/19	1,203,492	1,208,506
Centerplate, Inc. Term Loan A, 4.754%, 11/26/19	460,647	447,691
Clearwater Seafoods L.P. Term Loan B, 4.750%, 06/26/19	403,619	405,133
Del Monte Foods, Inc. 1st Lien Term Loan, 4.254%, 02/18/21	1,494,372	1,402,218
Dole Food Co., Inc. Term Loan B, 4.502%, 11/01/18	2,642,749	2,637,794
High Liner Foods, Inc. Term Loan B, 4.250%, 04/24/21	781,451	777,544
JBS USA LLC Incremental Term Loan, 3.750%, 09/18/20	1,556,000	1,559,890
Term Loan, 3.750%, 05/25/18	4,960,810	4,970,112
Term Loan B, 4.000%, 10/30/22	671,625	670,996
NPC International, Inc. Term Loan B, 4.750%, 12/28/18	2,061,294	2,058,717
Pinnacle Foods Finance LLC Incremental Term Loan H, 3.250%, 04/29/20	680,750	681,317
Post Holdings, Inc. Incremental Term Loan, 3.750%, 06/02/21	259,944	260,733
Supervalu, Inc. Term Loan B, 5.500%, 03/21/19	6,125,474	6,116,544

		32,923,146

Hand/Machine Tools—0.4%
Apex Tool Group LLC Term Loan B, 4.500%, 01/31/20	1,851,033	1,827,318
Milacron LLC Term Loan B, 4.250%, 09/28/20	1,155,479	1,158,368

		2,985,686

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Health Care Providers & Services—0.2%
RadNet, Inc. Term Loan B, 06/30/23 (b)	1,425,000	$1,410,750

Healthcare-Products—2.8%
Alere, Inc. Term Loan B, 4.250%, 06/18/22	1,614,560	1,609,263
BSN Medical, Inc. Term Loan B1B, 4.000%, 08/28/19	544,144	542,783
CeramTec Acquisition Corp. Term Loan B2, 4.250%, 08/30/20	30,801	30,743
CHG Healthcare Services, Inc. Term Loan B, 06/07/23 (b)	1,925,000	1,926,203
Convatec, Inc. Term Loan, 4.250%, 06/15/20	2,938,619	2,940,456
DJO Finance LLC Term Loan, 4.250%, 06/08/20	3,432,439	3,277,979
Faenza Acquisition GmbH Term Loan B1, 4.250%, 08/30/20	283,833	283,301
Term Loan B3, 4.250%, 08/30/20	86,620	86,457
Greatbatch, Ltd. Term Loan B, 5.250%, 10/27/22	922,688	917,786
Hill-Rom Holdings, Inc. Term Loan B, 3.500%, 09/08/22	1,298,531	1,302,589
Kinetic Concepts, Inc. Term Loan F1, 5.000%, 11/04/20	4,740,292	4,728,442
Mallinckrodt International Finance S.A. Incremental Term Loan B1, 3.500%, 03/19/21	1,105,313	1,094,259
Term Loan B, 3.250%, 03/19/21	1,637,313	1,618,382
New Millennium HoldCo, Inc. Term Loan, 7.500%, 12/21/20	1,076,282	789,722
Sterigenics-Nordion Holdings LLC Term Loan B, 4.250%, 05/15/22	719,563	712,367
Tecomet, Inc. 1st Lien Term Loan, 5.750%, 12/05/21	1,083,500	1,034,743

		22,895,475

Healthcare-Services—5.8%
Acadia Healthcare Co., Inc. Term Loan B, 3.750%, 02/11/22	246,250	241,941
ADMI Corp. Term Loan B, 5.250%, 04/30/22	970,186	972,611
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	1,150,834	1,097,608
Ardent Legacy Acquisitions, Inc. Term Loan B, 6.500%, 08/04/21	496,250	496,250
CareCore National LLC Term Loan B, 5.500%, 03/05/21	436,177	404,554
Community Health Systems, Inc. Term Loan F, 3.924%, 12/31/18	1,767,893	1,756,843
Term Loan G, 3.750%, 12/31/19	2,777,831	2,707,300
Term Loan H, 4.000%, 01/27/21	2,621,192	2,558,939
Concentra, Inc. 1st Lien Term Loan, 4.000%, 06/01/22	297,000	295,886
CPI Buyer LLC 1st Lien Term Loan, 5.500%, 08/18/21	991,800	971,964

Healthcare-Services—(Continued)
DaVita HealthCare Partners, Inc. Term Loan B, 3.500%, 06/24/21	3,136,000	3,146,126
Emdeon Business Services LLC Term Loan B2, 3.750%, 11/02/18	2,359,740	2,361,954
Envision Healthcare Corp. Term Loan, 4.250%, 05/25/18	5,725,744	5,732,901
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	1,490,889	1,489,335
IMS Health, Inc. Term Loan, 3.500%, 03/17/21	3,125,636	3,107,079
Kindred Healthcare, Inc. Term Loan, 4.250%, 04/09/21	1,592,503	1,552,691
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	1,174,829	804,758
MPH Acquisition Holdings LLC (New) Term Loan B, 5.000%, 06/07/23	2,400,000	2,409,857
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	854,094	585,055
National Mentor Holdings, Inc. Term Loan B, 4.250%, 01/31/21	1,054,506	1,049,233
National Surgical Hospitals, Inc. Term Loan, 4.500%, 06/01/22	1,496,222	1,491,546
Onex Carestream Finance L.P. 1st Lien Term Loan, 5.000%, 06/07/19	3,186,559	3,067,063
Opal Acquisition, Inc. Term Loan B, 5.000%, 11/27/20	1,696,512	1,488,689
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.750%, 06/30/21	2,996,625	2,836,806
Radnet Management, Inc. Term Loan B, 4.271%, 10/10/18	1,836,712	1,836,999
Select Medical Corp. Term Loan B, 6.000%, 06/01/18	1,571,626	1,577,520
Steward Health Care System LLC Term Loan B, 6.750%, 04/12/20	1,309,500	1,296,405

		47,337,913

Hotels, Restaurants & Leisure—0.6%
1011778 B.C. Unlimited Liability Co. Term Loan B2, 3.750%, 12/10/21	4,681,920	4,679,968

Household Products/Wares—1.4%
KIK Custom Products, Inc. Term Loan B, 6.000%, 08/26/22	1,538,375	1,521,710
Libbey Glass, Inc. Term Loan B, 3.750%, 04/09/21	430,773	429,426
Prestige Brands, Inc. Term Loan B3, 3.534%, 09/03/21	659,505	660,466
Spectrum Brands, Inc. Term Loan, 3.507%, 06/23/22	1,692,633	1,695,675
Spin Holdco, Inc. Term Loan B, 4.250%, 11/14/19	3,089,885	3,045,468
Sun Products Corp. (The) Term Loan, 5.500%, 03/23/20	3,276,691	3,282,835
Zep, Inc. Term Loan, 5.500%, 06/27/22	346,500	347,150

		10,982,730

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Industrial Conglomerates—0.2%
IG Investment Holdings LLC Term Loan B, 6.000%, 10/29/21	1,848,331	$1,839,089

Insurance—2.7%
Alliant Holdings I, Inc. Term Loan B, 4.500%, 08/12/22	1,881,000	1,860,623
AmWINS Group LLC Term Loan B, 4.750%, 09/06/19	2,036,122	2,037,649
AssuredPartners, Inc. 1st Lien Term Loan, 5.750%, 10/21/22	895,942	892,582
Asurion LLC 2nd Lien Term Loan, 8.500%, 03/03/21	1,575,000	1,523,813
Term Loan B1, 5.000%, 05/24/19	2,137,061	2,133,055
Term Loan B2, 4.250%, 07/08/20	910,813	894,589
Term Loan B4, 5.000%, 08/04/22	5,187,375	5,124,696
Cunningham Lindsey U.S., Inc. 1st Lien Term Loan, 5.000%, 12/10/19	1,320,359	1,056,287
Hub International, Ltd. Term Loan B, 4.000%, 10/02/20	2,796,261	2,758,394
USI, Inc. Term Loan B, 4.250%, 12/27/19	3,555,087	3,525,313

		21,807,001

Internet—2.4%
Ancestry.com, Inc. Term Loan B, 5.000%, 08/17/22	1,513,563	1,512,617
Ascend Learning LLC Term Loan B, 5.504%, 07/31/19	1,859,678	1,862,003
Getty Images, Inc. Term Loan B, 4.750%, 10/18/19	6,499,373	4,878,591
Go Daddy Operating Co. LLC Term Loan B, 4.250%, 05/13/21	5,631,126	5,638,165
Match Group, Inc. Term Loan B1, 5.500%, 11/16/22	536,250	541,612
RP Crown Parent LLC Term Loan, 6.000%, 12/21/18	3,583,783	3,386,675
Sabre, Inc. Term Loan B, 4.000%, 02/19/19	1,133,875	1,135,528
SurveyMonkey, Inc. Term Loan B, 6.250%, 02/05/19	521,938	514,109

		19,469,300

Internet Software & Services—0.4%
Answers Corp. 1st Lien Term Loan, 6.250%, 10/03/21	1,108,125	581,765
Extreme Reach, Inc. 1st Lien Term Loan, 7.250%, 02/07/20	646,522	646,926
Sutherland Global Services, Inc. Term Loan B, 6.000%, 04/23/21	856,754	856,219
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 5.000%, 09/02/21	1,181,952	1,174,565

		3,259,475

Leisure Products—0.7%
Bombardier Recreational Products, Inc. Term Loan B, 06/30/23 (b)	4,350,000	4,306,500
Steinway Musical Instruments, Inc. 1st Lien Term Loan, 4.750%, 09/19/19	1,655,802	1,606,128

		5,912,628

Leisure Time—0.6%
ClubCorp Club Operations, Inc. Term Loan, 4.250%, 12/15/22	1,850,000	1,853,084
LTF Merger Sub, Inc. Term Loan B, 4.250%, 06/10/22	1,361,250	1,334,451
SRAM LLC Term Loan B, 4.013%, 04/10/20	1,653,752	1,472,831

		4,660,366

Lodging—1.6%
Boyd Gaming Corp. Term Loan B, 4.000%, 08/14/20	383,299	383,675
Caesars Entertainment Operating Co. Extended Term Loan B6, 0.000%, 03/01/17 (f)	1,358,460	1,361,856
CityCenter Holdings LLC Term Loan B, 4.250%, 10/16/20	657,397	658,561
Four Seasons Holdings, Inc. 1st Lien Term Loan, 5.250%, 06/27/20	674,552	671,461
Golden Nugget, Inc. Delayed Draw Term Loan, 5.500%, 11/21/19	137,250	137,593
Term Loan B, 5.500%, 11/21/19	320,250	321,051
Hilton Worldwide Finance LLC Term Loan B2, 3.500%, 10/26/20	4,461,266	4,469,631
MGM Growth Properties Operating Partnership L.P. Term Loan B, 4.000%, 04/25/23	1,895,250	1,901,468
Playa Resorts Holding B.V. Term Loan B, 4.000%, 08/09/19	2,451,707	2,437,152
Tropicana Entertainment, Inc. Term Loan, 4.000%, 11/27/20	389,000	388,028

		12,730,476

Machinery—1.5%
Allison Transmission, Inc. Term Loan B3, 3.500%, 08/23/19	1,802,606	1,804,092
CPM Holdings, Inc. Term Loan B, 6.000%, 04/11/22	770,991	771,232
Delachaux S.A. Term Loan B2, 4.500%, 10/28/21	422,838	412,542
Doosan Infracore International, Inc. Term Loan B, 4.500%, 05/28/21	891,846	885,157
Dynacast International LLC Term Loan B, 4.500%, 01/28/22	692,188	693,918
Gates Global, Inc. Term Loan B, 4.250%, 07/06/21	4,376,902	4,171,734
Global Brass & Copper, Inc. Term Loan B, 06/15/23 (b)	825,000	825,000

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Machinery—(Continued)
Paladin Brands Holding, Inc. Term Loan B, 7.250%, 08/16/19	622,786	$538,710
Zebra Technologies Corp. Term Loan B, 4.000%, 10/27/21	1,869,034	1,875,654

		11,978,039

Machinery-Diversified—1.1%
EWT Holdings III Corp. 1st Lien Term Loan, 4.750%, 01/15/21	1,625,118	1,621,056
1st Lien Term Loan, 5.500%, 01/15/21	573,563	572,128
Gardner Denver, Inc. Term Loan, 4.250%, 07/30/20	3,085,982	2,841,998
Manitowoc Foodservice, Inc. Term Loan B, 5.750%, 03/03/23	974,359	982,884
PRA Holdings, Inc. 1st Lien Term Loan, 4.500%, 09/23/20	2,662,361	2,667,907

		8,685,973

Marine—0.2%
Drillships Ocean Ventures, Inc. Term Loan B, 5.500%, 07/25/21	1,006,625	606,492
Stena International S.a.r.l. Term Loan B, 4.000%, 03/03/21	1,661,750	1,389,638

		1,996,130

Media—4.6%
ALM Media Holdings, Inc. 1st Lien Term Loan, 5.500%, 07/31/20 (c) (d)	406,406	385,436
Altice U.S. Finance I Corp. Extended Term Loan, 4.250%, 12/14/22	1,861,117	1,860,186
AMC Entertainment, Inc. Term Loan, 4.000%, 12/15/22	2,089,500	2,093,635
AP NMT Acquisition B.V. 1st Lien Term Loan, 6.750%, 08/13/21	1,158,017	955,364
Atlantic Broadband Finance LLC Term Loan B, 3.250%, 11/30/19	712,189	712,189
Block Communications, Inc. Term Loan B, 4.000%, 11/07/21	221,065	221,480
Charter Communications Operating LLC Term Loan E, 3.000%, 07/01/20	1,285,250	1,279,426
Term Loan I, 3.500%, 01/24/23	2,069,813	2,073,139
Crossmark Holdings, Inc. 1st Lien Term Loan, 4.500%, 12/20/19	1,425,678	980,154
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	4,395,366	3,103,128
Entercom Radio LLC Term Loan B, 4.000%, 11/23/18	337,333	337,418
Entravision Communications Corp. Term Loan, 3.500%, 05/31/20	1,846,167	1,836,166
Gray Television, Inc. Term Loan B, 3.938%, 06/13/21	244,833	245,139
Hubbard Radio LLC Term Loan B, 4.250%, 05/27/22	638,403	625,635
iHeartCommunications, Inc. Extended Term Loan E, 7.960%, 07/30/19	425,533	313,032
Term Loan D, 7.210%, 01/30/19	1,323,104	972,481

Media—(Continued)
Information Resources, Inc. Term Loan B, 4.750%, 09/30/20	1,951,949	1,953,364
Kasima LLC Term Loan B, 3.250%, 05/17/21	551,838	551,666
Mediacom Illinois LLC Term Loan G, 3.500%, 06/30/21	466,688	466,104
MGOC, Inc. Term Loan B, 4.000%, 07/31/20	1,311,502	1,312,595
MH Sub I LLC 1st Lien Term Loan, 4.750%, 07/08/21	786,959	781,712
Mission Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	786,394	787,377
Nexstar Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	891,783	892,898
Numericable Group S.A. Term Loan B5, 4.563%, 07/31/22	373,125	369,261
Numericable U.S. LLC Term Loan B7, 5.000%, 01/15/24	825,000	824,484
Penton Media, Inc. Term Loan, 4.750%, 10/03/19	574,942	573,864
ProQuest LLC Term Loan B, 5.750%, 10/24/21	1,664,858	1,614,912
Raycom TV Broadcasting LLC Term Loan B, 3.750%, 08/04/21	786,246	776,417
Sinclair Television Group, Inc. Term Loan B, 3.000%, 04/09/20	459,588	457,405
Springer Science+Business Media Deutschland GmbH Term Loan B9, 4.500%, 08/14/20	2,253,673	2,173,854
Univision Communications, Inc. Term Loan C4, 4.000%, 03/01/20	4,673,547	4,650,595
Zuffa LLC Term Loan B, 3.750%, 02/25/20	977,229	975,245

		37,155,761

Metal Fabricate/Hardware—1.8%
Ameriforge Group, Inc. 1st Lien Term Loan, 5.000%, 12/19/19	3,118,379	1,832,047
Rexnord LLC 1st Lien Term Loan B, 4.000%, 08/21/20	6,594,975	6,547,577
WireCo WorldGroup, Inc. Term Loan, 6.000%, 02/15/17	1,555,441	1,550,580
Zekelman Industries, Inc. Term Loan B, 6.000%, 06/14/21	4,354,674	4,354,674

		14,284,878

Mining—1.2%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 4.250%, 06/30/19	5,573,011	5,346,608
Neenah Foundry Co. Term Loan, 6.750%, 04/26/17	1,570,591	1,562,737
Noranda Aluminum Acquisition Corp. Term Loan B, 5.750%, 02/28/19	962,500	496,891
Novelis, Inc. Term Loan B, 4.000%, 06/02/22	2,648,250	2,629,381

		10,035,617

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.7%
Filtration Group Corp. 1st Lien Term Loan, 4.250%, 11/21/20	288,241	$287,520
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan, 4.250%, 06/30/21	2,736,769	2,720,234
RGIS Services LLC Term Loan C, 5.500%, 10/18/17	2,677,235	2,315,808

		5,323,562

Multi-Utilities—0.1%
Lonestar Generation LLC Term Loan B, 5.250%, 02/22/21	540,338	416,060

Oil & Gas—2.3%
Bronco Midstream Funding LLC Term Loan B, 5.000%, 08/15/20	2,258,721	2,038,496
CITGO Holding, Inc. Term Loan B, 9.500%, 05/12/18	812,662	819,772
Citgo Petroleum Corp. Term Loan B, 4.500%, 07/29/21	2,435,381	2,406,461
Crestwood Holdings LLC Term Loan B1, 9.000%, 06/19/19	1,379,143	1,225,713
Emerald Expositions Holding, Inc. Term Loan B, 4.750%, 06/17/20	882,231	880,025
Fieldwood Energy LLC 1st Lien Last Out Term Loan, 8.375%, 09/30/20	297,370	159,093
1st Lien Term Loan, 3.875%, 10/01/18	1,051,437	913,436
1st Lien Term Loan, 8.000%, 09/28/18	225,000	188,437
2nd Lien Term Loan, 8.375%, 09/30/20	377,630	107,389
MEG Energy Corp. Term Loan, 3.750%, 03/31/20	6,771,625	5,971,727
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	511,536	508,339
Paragon Offshore Finance Co. Term Loan B, 5.250%, 07/18/21	839,375	239,222
Samson Investment Co. 2nd Lien Term Loan, 0.000%, 09/25/18 (f)	825,000	47,953
Sheridan Production Partners I LLC Term Loan B2, 4.250%, 10/01/19	1,884,009	1,073,885
Term Loan B2 I-A, 4.250%, 10/01/19	249,647	142,299
Term Loan B2 I-M, 4.250%, 10/01/19	152,486	86,917
Southcross Energy Partners L.P. 1st Lien Term Loan, 5.250%, 08/04/21	490,000	423,850
Southcross Holdings Borrower L.P. Term Loan B, 3.500%, 04/13/23	52,798	46,198
TPF II Power LLC Term Loan B, 5.520%, 10/02/21	1,286,607	1,285,602

		18,564,814

Packaging & Containers—2.1%
Berry Plastics Holding Corp. Term Loan G, 3.500%, 01/06/21	4,123,000	4,100,130
Term Loan H, 3.750%, 10/03/22	992,488	986,905
Hilex Poly Co. LLC Term Loan B, 6.000%, 12/05/21	2,616,231	2,624,407

Packaging & Containers—(Continued)
Reynolds Group Holdings, Inc. Term Loan, 4.500%, 12/01/18	5,206,251	5,213,353
SIG Combibloc U.S. Acquisition, Inc. Term Loan, 4.250%, 03/13/22	2,694,650	2,688,123
Signode Industrial Group U.S., Inc. Term Loan B, 3.750%, 05/01/21	985,833	980,904
TricorBraun, Inc. Term Loan B, 4.004%, 05/03/18	573,945	573,706

		17,167,528

Pharmaceuticals—2.9%
Akorn, Inc. Term Loan B, 5.250%, 04/16/21	895,627	901,224
Alkermes, Inc. Term Loan, 3.500%, 09/25/19	361,842	360,937
Amneal Pharmaceuticals LLC Term Loan, 4.501%, 11/01/19	3,216,568	3,212,547
Auris Luxembourg III S.a.r.l. Term Loan B4, 4.250%, 01/15/22	740,644	738,329
DPx Holdings B.V. Incremental Term Loan, 4.250%, 03/11/21	3,888,455	3,797,077
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 3.750%, 09/26/22	4,635,497	4,572,171
Horizon Pharma, Inc. Term Loan B, 4.500%, 05/07/21	521,994	510,087
Indivior Finance S.a.r.l. Term Loan B, 7.000%, 12/19/19	948,125	943,384
Valeant Pharmaceuticals International, Inc. Term Loan B, 4.750%, 12/11/19	3,845,745	3,744,795
Term Loan B, 4.750%, 08/05/20	3,687,036	3,581,956
Term Loan B F1, 5.000%, 04/01/22	973,151	947,741

		23,310,248

Pipelines—0.3%
Energy Transfer Equity L.P. Term Loan, 3.250%, 12/02/19	1,825,000	1,768,425
Term Loan, 4.000%, 12/02/19	395,000	385,619

		2,154,044

Real Estate—1.5%
Americold Realty Operating Partnership L.P. Term Loan B, 12/01/22 (b)	425,000	426,317
Auction.com LLC Term Loan B, 6.000%, 05/12/19	1,036,875	1,035,579
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.250%, 11/04/21	2,574,000	2,550,834
MCS AMS Sub-Holdings LLC Term Loan B, 7.500%, 10/15/19 (c) (d)	498,750	458,650
RE/MAX International, Inc. Term Loan B, 4.000%, 07/31/20	1,478,362	1,471,266
Realogy Corp. Term Loan B, 3.750%, 03/05/20	4,391,268	4,395,110
RHP Hotel Properties L.P. Term Loan B, 3.500%, 01/15/21	661,500	662,327

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Starwood Property Trust, Inc. Term Loan B, 3.500%, 04/17/20	1,043,952	$1,036,558

		12,036,641

Retail—5.7%
Ascena Retail Group, Inc. Term Loan B, 5.250%, 08/21/22	1,616,571	1,544,835
Bass Pro Group LLC Term Loan, 4.000%, 06/05/20	1,140,741	1,126,482
David’s Bridal, Inc. Term Loan B, 5.250%, 10/11/19	1,615,044	1,463,634
Dollar Tree, Inc. Term Loan B1, 3.500%, 07/06/22	2,018,008	2,020,169
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	1,472,586	1,294,035
General Nutrition Centers, Inc. Term Loan, 3.250%, 03/04/19	2,922,358	2,878,523
Harbor Freight Tools USA, Inc. 1st Lien Term Loan, 4.750%, 07/26/19	951,500	954,870
J Crew Group, Inc. Term Loan B, 4.000%, 03/05/21	3,186,746	2,189,750
Jo-Ann Stores, Inc. Term Loan, 4.000%, 03/16/18	2,585,736	2,554,966
Landry’s, Inc. Term Loan B, 4.000%, 04/24/18	1,958,309	1,960,022
Men’s Wearhouse, Inc. (The) Term Loan B, 4.500%, 06/18/21	886,771	852,779
Michaels Stores, Inc. Incremental Term Loan B2, 4.000%, 01/28/20	806,029	806,617
Term Loan B, 3.750%, 01/28/20	2,425,000	2,421,464
NBTY, Inc. Term Loan B, 5.000%, 05/05/23	3,675,000	3,660,072
Neiman Marcus Group, Inc. (The) Term Loan, 4.250%, 10/25/20	2,368,210	2,133,238
Party City Holdings, Inc. Term Loan B, 4.250%, 08/19/22	2,679,601	2,662,853
PetSmart, Inc. Term Loan B1, 4.250%, 03/11/22	4,776,750	4,765,081
Pier 1 Imports (U.S.), Inc. Term Loan B, 4.500%, 04/30/21	1,504,399	1,376,525
Pilot Travel Centers LLC Term Loan B, 3.210%, 05/25/23	1,465,264	1,468,240
Rite Aid Corp. 2nd Lien Term Loan, 5.750%, 08/21/20	450,000	451,313
Serta Simmons Holdings LLC Term Loan, 4.250%, 10/01/19	4,681,550	4,686,672
Toys “R” Us Property Co. I LLC Term Loan B, 6.000%, 08/21/19	2,163,249	1,973,062
Yum! Brands, Inc. 1st Lien Term Loan B, 06/16/23 (b)	975,000	978,352

		46,223,554

Semiconductors—2.1%
Avago Technologies Cayman, Ltd. Term Loan B1, 4.250%, 02/01/23	8,528,625	8,538,697
Cypress Semiconductor Corp. Term Loan B, 06/03/21 (b)	1,075,000	1,070,297
Entegris, Inc. Term Loan B, 3.500%, 04/30/21	323,959	323,689
Lattice Semiconductor Corp. Term Loan, 5.250%, 03/10/21	2,039,257	1,998,472
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	490,000	492,450
Microsemi Corp. Term Loan B, 3.750%, 01/15/23	435,118	434,891
NXP B.V. Term Loan B, 3.750%, 12/07/20	893,111	896,042
Term Loan D, 3.250%, 01/11/20	2,066,563	2,068,038
ON Semiconductor Corp. Term Loan B, 5.250%, 03/31/23	1,075,000	1,082,486

		16,905,062

Software—5.4%
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 6.250%, 03/18/21	728,064	704,402
CCC Information Services, Inc. Term Loan, 4.000%, 12/20/19	1,821,415	1,799,740
Eze Castle Software, Inc. 1st Lien Term Loan, 4.000%, 04/06/20	2,585,442	2,580,595
First Data Corp. Term Loan, 4.202%, 07/08/22	2,625,000	2,604,218
Global Healthcare Exchange LLC Term Loan B, 5.250%, 08/15/22	1,066,951	1,068,952
Hyland Software, Inc. Term Loan, 4.750%, 07/01/22	1,327,180	1,322,203
Infor (U.S.), Inc. Term Loan B3, 3.750%, 06/03/20	426,355	415,829
Term Loan B5, 3.750%, 06/03/20	8,301,494	8,100,872
Informatica Corp. Term Loan, 4.500%, 08/05/22	2,756,681	2,691,899
ION Trading Finance, Ltd. Term Loan B1, 4.250%, 06/10/21	1,675,574	1,667,196
Kronos, Inc. Incremental Term Loan, 4.500%, 10/30/19	5,635,572	5,630,878
MA FinanceCo. LLC Term Loan B, 5.250%, 11/19/21	981,397	982,378
Term Loan C, 4.500%, 11/20/19	1,012,500	1,012,373
Magic Newco LLC 1st Lien Term Loan, 5.000%, 12/12/18	2,174,206	2,177,263
Mitel U.S. Holdings, Inc. Term Loan, 5.500%, 04/29/22	685,396	686,824
Renaissance Learning, Inc. 1st Lien Term Loan, 4.500%, 04/09/21	1,744,936	1,715,853
Rocket Software, Inc. Term Loan, 5.750%, 02/08/18	402,038	402,038
SS&C Technologies, Inc. Term Loan B1, 4.000%, 07/08/22	1,852,730	1,855,211
Term Loan B2, 4.000%, 07/08/22	253,516	253,856

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Sybil Software LLC Term Loan B, 4.250%, 03/20/20	1,063,887	$1,058,346
Veritas Bermuda, Ltd. Term Loan B1, 6.625%, 01/27/23	1,727,125	1,511,234
Vertafore, Inc. 1st Lien Term Loan, 06/09/23 (b)	2,275,000	2,271,446
Wall Street Systems Delaware, Inc. Term Loan B, 4.250%, 04/30/21	1,183,424	1,181,205

		43,694,811

Telecommunications—4.2%
CommScope, Inc. Term Loan B4, 3.539%, 01/14/18	623,512	623,707
Term Loan B5, 3.750%, 12/29/22	942,875	944,790
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	8,125,000	7,383,594
MCC Iowa LLC Term Loan H, 3.250%, 01/29/21	921,500	919,047
Term Loan J, 3.750%, 06/30/21	833,000	832,865
Neptune Finco Corp. Term Loan B, 5.000%, 10/09/22	3,750,000	3,765,000
Syniverse Holdings, Inc. Term Loan, 4.000%, 04/23/19	1,711,767	1,292,384
Term Loan B, 4.000%, 04/23/19	1,849,765	1,396,572
Telenet International Finance S.a.r.l. Term Loan AD, 4.250%, 06/30/24	825,000	821,562
Telesat Canada Term Loan B2, 3.500%, 03/28/19	3,576,908	3,563,495
UPC Financing Partnership Term Loan AH, 3.344%, 06/30/21	4,028,489	3,937,429
Virgin Media Investment Holdings, Ltd. Term Loan F, 3.649%, 06/30/23	4,773,094	4,660,588
West Corp. Term Loan B10, 3.250%, 06/30/18	111,557	111,470
Windstream Corp. Term Loan B5, 3.500%, 08/08/19	866,531	863,643
Ziggo Financing Partnership Term Loan B1, 3.652%, 01/15/22	961,447	940,816
Term Loan B2A, 3.648%, 01/15/22	619,574	606,280
Term Loan B3, 3.601%, 01/15/22	1,018,979	997,113

		33,660,355

Trading Companies & Distributors—0.1%
Solenis International L.P. 1st Lien Term Loan, 4.250%, 07/31/21	294,750	292,250
STS Operating, Inc. Term Loan, 4.750%, 02/12/21	309,771	278,794

		571,044

Transportation—0.2%
Atlantic Aviation FBO, Inc. Term Loan B, 3.250%, 06/01/20	631,681	631,417

Transportation—(Continued)
Kenan Advantage Group, Inc. Strip Delayed Draw Term Loan, 1.500%, 01/31/17 (e)	73,041	72,767
Term Loan, 4.000%, 07/31/22	544,496	542,454
Term Loan B, 4.000%, 07/31/22	178,382	177,713

		1,424,351

Wireless Telecommunication Services—0.2%
SBA Senior Finance II LLC Term Loan B1, 3.250%, 03/24/21	1,935,500	1,918,967

Total Floating Rate Loans (Cost $786,914,947)		756,700,083

Common Stocks—0.1%

Capital Markets—0.0%
RCS Capital Corp. (g) (h)	35,138	263,537

Commercial Services—0.1%
Education Management Holding LLC (c) (d) (g) (h)	3,109,136	0
IAP Worldwide Services LLC (c) (d) (g) (h)	44	512,823

		512,823

Gas Utilities—0.0%
Southcross Holding GP LLC (g) (h)	59	0
Southcross Holding L.P. - Class A (g) (h)	59	23,600

		23,600

Health Care Providers & Services—0.0%
Millennium Health LLC (g) (h)	31,600	108,625

Total Common Stocks (Cost $703,159)		908,585

Preferred Stock—0.0%

Commercial Services—0.0%
Education Management Corp. (c) (d) (g) (h) (Cost $244,125)	3,459	30,647

Corporate Bonds & Notes—0.0%

Aerospace/Defense—0.0%
Erickson Air-Crane, Inc. 6.000%, 11/02/20 (c) (d) (Cost $39,852)	47,232	16,867

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investment—6.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—6.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $50,431,252 on 07/01/16, collateralized by $48,610,000 U.S. Treasury Note at 2.125% due 09/30/21 with a value of $51,441,630.	50,431,210	$50,431,210

Total Short-Term Investments (Cost $50,431,210)		50,431,210

Total Investments—99.9% (Cost $838,333,293)		808,087,392
Unfunded Loan Commitments—(0.1)% (Cost $(723,041))		(723,041)
Net Investments—99.8% (Cost $837,610,252) (i)		807,364,351
Other assets and liabilities (net)—0.2%		1,658,659

Net Assets—100.0%		$809,023,010

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after June 30, 2016, at which time the interest rate will be determined.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 0.4% of net assets.
(d)	Illiquid security. As of June 30, 2016, these securities represent 0.4% of net assets.
(e)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Non-income producing security.
(h)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(i)	As of June 30, 2016, the aggregate cost of investments was $837,610,252. The aggregate unrealized appreciation and depreciation of investments were $2,257,148 and $(32,503,049), respectively, resulting in net unrealized depreciation of $(30,245,901).

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$4,929,342	$—	$4,929,342
Aerospace/Defense	—	19,826,030	—	19,826,030
Auto Components	—	10,158,590	—	10,158,590
Auto Manufacturers	—	5,230,870	—	5,230,870
Auto Parts & Equipment	—	7,256,685	—	7,256,685
Beverages	—	3,434,648	—	3,434,648
Biotechnology	—	1,028,221	—	1,028,221
Building Materials	—	4,880,706	—	4,880,706
Capital Markets	—	7,751,795	502,401	8,254,196
Chemicals	—	42,666,809	—	42,666,809
Coal (Less Unfunded Loan Commitments of $650,000)	—	4,750,157	—	4,750,157
Commercial Services	—	43,857,629	669,522	44,527,151
Computers	—	7,343,318	488,818	7,832,136
Construction Materials	—	1,786,542	—	1,786,542
Cosmetics/Personal Care	—	3,629,375	—	3,629,375
Distribution/Wholesale	—	1,364,842	—	1,364,842
Distributors	—	224,636	—	224,636
Diversified Consumer Services	—	1,401,475	—	1,401,475
Diversified Financial Services	—	26,087,729	—	26,087,729
Electric	—	15,680,617	—	15,680,617
Electrical Components & Equipment	—	8,384,917	—	8,384,917
Electronics	—	10,808,583	—	10,808,583
Energy Equipment & Services	—	2,725,514	—	2,725,514
Engineering & Construction	—	737,445	—	737,445
Entertainment	—	16,111,576	—	16,111,576
Environmental Control	—	1,929,849	—	1,929,849
Food	—	32,923,146	—	32,923,146
Hand/Machine Tools	—	2,985,686	—	2,985,686
Health Care Providers & Services	—	1,410,750	—	1,410,750
Healthcare-Products	—	22,895,475	—	22,895,475
Healthcare-Services	—	47,337,913	—	47,337,913
Hotels, Restaurants & Leisure	—	4,679,968	—	4,679,968
Household Products/Wares	—	10,982,730	—	10,982,730
Industrial Conglomerates	—	1,839,089	—	1,839,089
Insurance	—	21,807,001	—	21,807,001
Internet	—	19,469,300	—	19,469,300
Internet Software & Services	—	3,259,475	—	3,259,475
Leisure Products	—	5,912,628	—	5,912,628
Leisure Time	—	4,660,366	—	4,660,366
Lodging	—	12,730,476	—	12,730,476
Machinery	—	11,978,039	—	11,978,039
Machinery-Diversified	—	8,685,973	—	8,685,973
Marine	—	1,996,130	—	1,996,130
Media	—	36,770,325	385,436	37,155,761
Metal Fabricate/Hardware	—	14,284,878	—	14,284,878
Mining	—	10,035,617	—	10,035,617
Miscellaneous Manufacturing	—	5,323,562	—	5,323,562
Multi-Utilities	—	416,060	—	416,060
Oil & Gas	—	18,564,814	—	18,564,814
Packaging & Containers	—	17,167,528	—	17,167,528
Pharmaceuticals	—	23,310,248	—	23,310,248
Pipelines	—	2,154,044	—	2,154,044
Real Estate	—	11,577,991	458,650	12,036,641
Retail	—	46,223,554	—	46,223,554
Semiconductors	—	16,905,062	—	16,905,062
Software	—	43,694,811	—	43,694,811
Telecommunications	—	33,660,355	—	33,660,355

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Trading Companies & Distributors	$—	$571,044	$—	$571,044
Transportation (Less Unfunded Loan Commitments of $73,041)	—	1,351,310	—	1,351,310
Wireless Telecommunication Services	—	1,918,967	—	1,918,967
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	753,472,215	2,504,827	755,977,042
Common Stocks
Capital Markets	—	263,537	—	263,537
Commercial Services	—	—	512,823	512,823
Gas Utilities	—	23,600	—	23,600
Health Care Providers & Services	—	108,625	—	108,625
Total Common Stocks	—	395,762	512,823	908,585
Total Preferred Stock*	—	—	30,647	30,647
Total Corporate Bonds & Notes*	—	—	16,867	16,867
Total Short-Term Investment*	—	50,431,210	—	50,431,210
Total Net Investments	$—	$804,299,187	$3,065,164	$807,364,351

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts/ (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2016
Floating Rate Loans
Capital Markets	$2,367,223	$4,038	$(660,873)	$779,018	$286,000	$(2,273,005	)(a)	$—	$—	$502,401	$(2,153)
Commercial Services	724,793	10,832	218	(79,739)	15,134	(1,716	)(a)	—	—	669,522	(79,739)
Computers	502,543	2,846	596	14,083	—	(31,250	)(a)	—	—	488,818	14,083
Healthcare-Products	989,855	—	—	—	—	—		—	(989,855)	—	—
Lodging	147,553	18,107	(397,337)	570,170	—	(338,493	)(a)	—	—	—	—
Media	371,700	346	38	18,665	—	(5,313	)(a)	—	—	385,436	18,665
Real Estate	—	1,261	412	52,052	—	(22,500	)(a)	427,425	—	458,650	52,052
Preferred Stocks
Commercial Services	46,454	—	—	(15,807)	—	—		—	—	30,647	(15,807)
Common Stocks
Commercial Services	92,744	—	—	420,079	—	—		—	—	512,823	420,079
Health Care Providers & Services	274,288	—	—	—	—	—		—	(274,288)	—	—
Corporate Bonds & Notes
Aerospace/Defense	24,108	745	1,309	(1,081)	—	(8,214	)(a)	—	—	16,867	(1,081)

	$5,541,261	$38,175	$(1,055,637)	$1,757,440	$301,134	$(2,680,491)		$427,425	$(1,264,143)	$3,065,164	$406,099

(a)	Sales include principal reductions

Floating Rate Loans in the amount of $427,425 transferred into level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

Floating Rate Loans in the amount of $989,855 and Common Stock in the amount of $274,288 transferred out of level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$807,364,351
Cash	15,454,306
Receivable for:
Investments sold	6,308,598
Fund shares sold	10,563
Interest	2,161,409
Prepaid expenses	5,153

Total Assets	831,304,380
Liabilities
Payables for:
Investments purchased	21,226,144
Fund shares redeemed	192,415
Accrued Expenses:
Management fees	403,230
Distribution and service fees	20,138
Deferred trustees’ fees	77,152
Other expenses	362,291

Total Liabilities	22,281,370

Net Assets	$809,023,010

Net Assets Consist of:
Paid in surplus	$835,591,021
Undistributed net investment income	15,742,665
Accumulated net realized loss	(12,064,775)
Unrealized depreciation on investments	(30,245,901)

Net Assets	$809,023,010

Net Assets
Class A	$713,338,885
Class B	95,684,125
Capital Shares Outstanding*
Class A	72,285,604
Class B	9,746,310
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.87
Class B	9.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $837,610,252.
(b)	Investments at value is net of unfunded loan commitments of $723,041.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$18,847,824

Total investment income	18,847,824
Expenses
Management fees	2,423,091
Administration fees	11,871
Custodian and accounting fees	156,956
Distribution and service fees—Class B	120,004
Audit and tax services	58,983
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	13,235
Insurance	2,855
Miscellaneous	7,276

Total expenses	2,823,537

Net Investment Income	16,024,287

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(5,836,878)

Net change in unrealized appreciation on investments	24,120,039

Net realized and unrealized gain	18,283,161

Net Increase in Net Assets From Operations	$34,307,448

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,024,287	$33,605,676
Net realized loss	(5,836,878)	(4,936,206)
Net change in unrealized appreciation (depreciation)	24,120,039	(32,715,787)

Increase (decrease) in net assets from operations	34,307,448	(4,046,317)

From Distributions to Shareholders
Net investment income
Class A	(29,765,999)	(29,660,064)
Class B	(3,864,826)	(3,810,981)

Total distributions	(33,630,825)	(33,471,045)

Decrease in net assets from capital share transactions	(17,962,177)	(39,238,626)

Total decrease in net assets	(17,285,554)	(76,755,988)

Net Assets
Beginning of period	826,308,564	903,064,552

End of period	$809,023,010	$826,308,564

Undistributed net investment income
End of period	$15,742,665	$33,349,203

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	128,624	$1,298,822	672,118	$6,962,687
Reinvestments	3,009,707	29,765,999	2,925,056	29,660,064
Redemptions	(4,699,966)	(46,613,173)	(6,728,533)	(68,769,213)

Net decrease	(1,561,635)	$(15,548,352)	(3,131,359)	$(32,146,462)

Class B
Sales	851,922	$8,513,516	1,793,076	$18,308,603
Reinvestments	392,767	3,864,826	377,699	3,810,981
Redemptions	(1,495,710)	(14,792,167)	(2,873,858)	(29,211,748)

Net decrease	(251,021)	$(2,413,825)	(703,083)	$(7,092,164)

Decrease derived from capital shares transactions		$(17,962,177)		$(39,238,626)

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.86		$10.31	$10.63	$10.69	$10.34	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.39	0.37	0.42	0.46	0.42
Net realized and unrealized gain (loss) on investments	0.24		(0.45)	(0.26)	0.01	0.30	(0.18)

Total from investment operations	0.44		(0.06)	0.11	0.43	0.76	0.24

Less Distributions
Distributions from net investment income	(0.43)		(0.39)	(0.38)	(0.44)	(0.38)	(0.21)
Distributions from net realized capital gains	0.00		0.00	(0.05)	(0.05)	(0.03)	(0.03)

Total distributions	(0.43)		(0.39)	(0.43)	(0.49)	(0.41)	(0.24)

Net Asset Value, End of Period	$9.87		$9.86	$10.31	$10.63	$10.69	$10.34

Total Return (%) (b)	4.42	(c)	(0.66)	1.01	4.13	7.51	2.33

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	(d)	0.67	0.67	0.67	0.68	0.68
Ratio of net investment income to average net assets (%)	4.02	(d)	3.83	3.59	3.95	4.42	4.10
Portfolio turnover rate (%)	19	(c)	23	30	40	42	40
Net assets, end of period (in millions)	$713.3		$728.3	$793.5	$871.0	$759.9	$706.2

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.80		$10.24	$10.58	$10.64	$10.29	$10.32

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.36	0.35	0.39	0.44	0.40
Net realized and unrealized gain (loss) on investments	0.23		(0.43)	(0.28)	0.02	0.30	(0.19)

Total from investment operations	0.42		(0.07)	0.07	0.41	0.74	0.21

Less Distributions
Distributions from net investment income	(0.40)		(0.37)	(0.36)	(0.42)	(0.36)	(0.21)
Distributions from net realized capital gains	0.00		0.00	(0.05)	(0.05)	(0.03)	(0.03)

Total distributions	(0.40)		(0.37)	(0.41)	(0.47)	(0.39)	(0.24)

Net Asset Value, End of Period	$9.82		$9.80	$10.24	$10.58	$10.64	$10.29

Total Return (%) (b)	4.28	(c)	(0.83)	0.74	3.84	7.33	2.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	(d)	0.92	0.92	0.92	0.93	0.93
Ratio of net investment income to average net assets (%)	3.77	(d)	3.58	3.34	3.67	4.18	3.86
Portfolio turnover rate (%)	19	(c)	23	30	40	42	40
Net assets, end of period (in millions)	$95.7		$98.0	$109.6	$117.8	$71.4	$56.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2015.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2016, the Portfolio had open unfunded loan commitments of $723,041. At June 30, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $50,431,210, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$148,796,863	$0	$189,640,163

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$2,423,091	0.625%	First $100 million
	0.600%	Over $100 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-23

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$33,471,045	$36,723,835	$—	$3,032,506	$33,471,045	$39,756,341

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$33,421,806	$—	$(54,607,357)	$(5,986,480)	$(27,172,031)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment long-term accumulated capital losses of $5,986,480.

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned 1.69% and 1.62%, respectively. The Portfolio’s benchmark, the Barclays U.S. Government/Credit 1-3 Year Index1, returned 1.65%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy moderated in 2015’s fourth quarter and slowed further in 2016’s first quarter as non-residential fixed investment, private inventory investment and federal government spending declined. The manufacturing sector gradually gained momentum and entered an expansionary phase in March and rebounded further by period-end. The services sector also expanded significantly during the six-month period after experiencing a decline in May. Although the unemployment rate rose from 4.7% in May to 4.9% in June, the increase was due to additional people entering the labor force, and for the entire period under review, unemployment declined slightly. Home sales remained strong and prices rose through most of the period amid relatively low mortgage rates. Monthly retail sales grew during most of the review period, and rose to the highest level in April in more than a year, due to a broad-based increase across most retail categories. Inflation, as measured by the Consumer Price Index, remained subdued overall even though it spiked to the highest level in three years in April mainly due to a rebound in energy prices.

After raising its target range for the federal funds rate to 0.25%–0.50% at its December meeting, the Federal Reserve (the “Fed”) maintained the rate through period end. Although the Fed had hinted for an interest rate hike in June, subsequent reports showed job additions slowed substantially in May. Consequently, at its June meeting, the Fed kept the federal funds rates unchanged, and indicated that in determining the timing and size of future adjustments to the target range, it will assess realized and expected economic conditions relative to its objectives of maximum employment and 2.00% inflation. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

The 10-year Treasury yield, which moves inversely to price, declined during the period. It declined from a period high of 2.27% on December 31, 2015, and remained relatively low through period-end, reflecting investors’ concerns about global economic uncertainty. Negative interest rates in Japan and Europe, and central banks’ purchases of government bonds also put downward pressure on U.S. yields. It touched a period low of 1.46% on June 27, 2016, and ended the period at 1.49%, after the Fed kept short-term interest rates unchanged and fears of Britain’s exit from the European Union boosted safe-haven buying by investors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s exposure to High Yield Corporate Credit and Senior Secured Floating Rate Loans exposure benefited performance. Our exposure to Non-U.S. Yield Curves also contributed to results. In contrast, the Portfolio’s U.S. Yield Curve positioning was a detractor as yield curve movements had a negative impact relative to the benchmark. The Portfolio’s exposure to Foreign Currency also hurt Portfolio performance, as did its selection within Investment-Grade Corporate Bonds.

Over the period, we increased our exposure to certain Treasury positions, Investment-Grade Corporate Credit and Floating-Rate Loans. We decreased our exposure to some securitized sectors including Commercial Mortgage-Backed Securities and Asset-Backed Securities, as well as International Bonds.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. We used derivatives to manage portfolio duration, credit risk and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio.

At period end, we were overweight compared to the benchmark in many of the credit sectors, including corporate credit and securitized products, based on our belief that valuations remained relatively attractive on a longer term basis. Accordingly, at period-end, our heaviest positioning was in Investment-Grade Corporate debt securities, followed by U.S. Treasuries and Residential Mortgage-Backed Securities.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
Met/Franklin Low Duration Total Return Portfolio
Class A	1.69	0.64	1.50	1.43
Class B	1.62	0.47	1.25	1.18
Barclays U.S. Government/Credit 1-3 Year Bond Index	1.65	1.59	1.10	1.14

1 The Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
Corporate Bonds & Notes	47.1
Asset-Backed Securities	17.1
U.S. Treasury & Government Agencies	14.6
Mortgage-Backed Securities	12.3
Floating Rate Loans	5.2
Foreign Government	2.6
Municipals	0.4

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.52%	$1,000.00	$1,016.90	$2.61
	Hypothetical*	0.52%	$1,000.00	$1,022.28	$2.61

Class B(a)	Actual	0.77%	$1,000.00	$1,016.20	$3.86
	Hypothetical*	0.77%	$1,000.00	$1,021.03	$3.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—47.1% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.6%
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	3,100,000	$3,192,324
Reynolds American, Inc. 2.300%, 06/12/18	3,200,000	3,251,335

		6,443,659

Auto Manufacturers—0.9%
Fiat Chrysler Automobiles NV 4.500%, 04/15/20 (a)	2,000,000	2,022,500
Ford Motor Credit Co. LLC 2.597%, 11/04/19	3,000,000	3,069,240
3.157%, 08/04/20	5,000,000	5,184,075

		10,275,815

Auto Parts & Equipment—0.6%
Delphi Automotive plc 3.150%, 11/19/20	6,200,000	6,377,332

Banks—15.2%
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A)	4,600,000	4,743,847
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/21 (EUR)	4,100,000	5,020,401
Banco Comercial Portugues S.A. 4.750%, 06/22/17 (EUR)	1,800,000	2,081,982
Bank of America Corp. 1.668%, 01/15/19 (b)	6,600,000	6,626,803
2.600%, 01/15/19	2,500,000	2,558,172
2.650%, 04/01/19	1,500,000	1,536,711
Bank of New York Mellon Corp. (The) 1.498%, 08/17/20 (b)	3,900,000	3,916,150
Bankinter S.A. 1.750%, 06/10/19 (EUR)	3,800,000	4,377,887
BB&T Corp. 2.050%, 06/19/18	1,000,000	1,016,214
CIT Group, Inc. 3.875%, 02/19/19	2,100,000	2,110,500
Citigroup, Inc. 1.401%, 04/08/19 (b)	1,600,000	1,593,957
2.400%, 02/18/20	4,600,000	4,647,090
Credit Suisse AG 1.155%, 05/26/17 (b)	3,900,000	3,897,637
Depfa ACS Bank 1.650%, 12/20/16 (JPY)	350,000,000	3,411,731
2.125%, 10/13/17 (CHF)	2,750,000	2,880,952
Deutsche Bank AG 1.946%, 08/20/20 (b)	3,700,000	3,611,925
Fifth Third Bank 1.136%, 11/18/16 (b)	7,300,000	7,305,446
Goldman Sachs Group, Inc. (The) 1.853%, 09/15/20 (b)	8,700,000	8,682,957
HSBC Holdings plc 3.400%, 03/08/21	1,500,000	1,545,636
HSBC USA, Inc. 2.000%, 08/07/18	4,600,000	4,614,987

Banks—(Continued)
Industrial & Commercial Bank of China, Ltd. 3.231%, 11/13/19	2,700,000	2,805,403
ING Bank NV 1.336%, 10/01/19 (144A) (b)	6,300,000	6,210,924
Intesa Sanpaolo S.p.A. Zero Coupon, 05/18/17 (EUR) (b)	1,100,000	1,218,437
2.375%, 01/13/17	1,000,000	1,003,741
3.875%, 01/16/18	3,900,000	4,001,396
3.875%, 01/15/19	6,100,000	6,269,592
JPMorgan Chase & Co. 1.538%, 01/25/18 (b)	8,000,000	8,038,872
2.200%, 10/22/19	4,000,000	4,065,836
2.400%, 06/07/21 (a)	1,100,000	1,115,374
Morgan Stanley 1.774%, 01/27/20 (b)	7,900,000	7,930,494
MUFG Union Bank N.A. 1.390%, 09/26/16 (b)	2,000,000	2,002,450
National Australia Bank, Ltd. 1.875%, 07/23/18	3,800,000	3,847,439
Norddeutsche Landesbank Girozentrale 2.000%, 02/05/19 (144A)	4,000,000	4,068,212
Regions Financial Corp. 2.000%, 05/15/18	3,200,000	3,205,594
Royal Bank of Canada 2.100%, 10/14/20	3,700,000	3,767,636
Toronto-Dominion Bank (The) 2.250%, 03/15/21 (144A)	4,000,000	4,104,884
UniCredit S.p.A. 0.703%, 04/10/17 (EUR) (b)	2,300,000	2,561,437
Unione di Banche Italiane S.p.A 2.875%, 02/18/19 (EUR)	3,600,000	4,235,456
Wachovia Corp. 0.998%, 10/15/16 (b)	5,000,000	5,001,845
Wells Fargo & Co. 1.515%, 07/22/20 (b)	7,800,000	7,821,216
2.500%, 03/04/21	1,100,000	1,127,980
Westpac Banking Corp. 2.250%, 11/09/20 (144A)	3,700,000	3,797,891
Woori Bank 4.750%, 04/30/24 (144A)	2,400,000	2,523,170

		166,906,264

Beverages—0.9%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	3,400,000	3,525,851
Coca-Cola Femsa S.A.B. de C.V. 2.375%, 11/26/18	4,000,000	4,076,940
Constellation Brands, Inc. 3.875%, 11/15/19	1,700,000	1,789,250
7.250%, 09/01/16	300,000	301,875
Pernod Ricard S.A. 2.125%, 09/27/24 (EUR)	300,000	366,582

		10,060,498

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—1.1%
Amgen, Inc. 1.254%, 05/22/19 (b)	4,500,000	$4,501,319
Biogen, Inc. 2.900%, 09/15/20	4,500,000	4,689,706
Celgene Corp. 2.300%, 08/15/18	3,000,000	3,055,032

		12,246,057

Chemicals—0.1%
Arkema S.A. 1.500%, 01/20/25 (EUR)	1,300,000	1,502,381

Coal—0.0%
Peabody Energy Corp. 10.000%, 03/15/22 (144A) (c)	2,000,000	265,000

Computers—0.6%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.480%, 06/01/19 (144A)	2,800,000	2,868,348
Hewlett Packard Enterprise Co. 2.584%, 10/05/18 (144A) (b)	3,600,000	3,649,622

		6,517,970

Cosmetics/Personal Care—0.2%
Colgate-Palmolive Co. 0.900%, 05/01/18 (a)	2,000,000	2,005,918

Diversified Financial Services—1.6%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.250%, 07/01/20	2,500,000	2,543,750
Capital One Bank USA N.A. 2.300%, 06/05/19	5,900,000	5,973,255
Navient Corp. 5.500%, 01/15/19	2,500,000	2,504,750
Protective Life Global Funding 1.722%, 04/15/19 (144A)	1,900,000	1,911,189
Seven & Seven, Ltd. 1.898%, 09/11/19 (144A) (b)	1,120,000	1,115,859
Springleaf Finance Corp. 5.750%, 09/15/16 (a)	3,000,000	3,015,000
6.000%, 06/01/20	1,000,000	936,250

		18,000,053

Electric—1.6%
Dominion Resources, Inc. 2.500%, 12/01/19	1,900,000	1,941,192
DPL, Inc. 6.500%, 10/15/16	496,000	496,000
Engie S.A. 1.625%, 10/10/17 (144A)	1,000,000	1,004,082
Korea Western Power Co., Ltd. 3.125%, 05/10/17 (144A)	2,300,000	2,332,354

Electric—(Continued)
PSEG Power LLC 3.000%, 06/15/21 (a)	3,300,000	3,345,606
Southern Co. (The) 2.350%, 07/01/21	2,800,000	2,855,591
2.450%, 09/01/18	3,000,000	3,072,168
State Grid Overseas Investment, Ltd. 1.750%, 05/22/18 (144A)	1,100,000	1,104,108
2.750%, 05/07/19 (144A)	1,100,000	1,132,875

		17,283,976

Entertainment—0.1%
International Game Technology plc 5.625%, 02/15/20 (144A)	1,500,000	1,580,625

Food—0.8%
JBS USA LLC / JBS USA Finance, Inc. 7.250%, 06/01/21 (144A)	2,000,000	2,070,000
Kraft Heinz Foods Co. 2.000%, 07/02/18 (144A)	4,000,000	4,050,272
2.250%, 06/05/17	3,000,000	3,027,510

		9,147,782

Forest Products & Paper—0.0%
Verso Paper Holdings LLC / Verso Paper, Inc. 11.750%, 01/15/19 (c)	108,000	17,550

Gas—0.5%
Sempra Energy 2.850%, 11/15/20	5,700,000	5,908,671

Healthcare-Products—1.1%
Becton Dickinson & Co. 2.675%, 12/15/19	4,000,000	4,114,128
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,400,000	1,434,059
Stryker Corp. 2.000%, 03/08/19	4,400,000	4,472,807
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	2,000,000	2,024,280

		12,045,274

Healthcare-Services—1.0%
CHS/Community Health Systems, Inc. 7.125%, 07/15/20 (a)	2,200,000	2,039,598
HCA, Inc. 4.250%, 10/15/19	2,000,000	2,085,000
Tenet Healthcare Corp. 5.500%, 03/01/19	7,000,000	6,895,000

		11,019,598

Holding Companies-Diversified—0.3%
Hutchison Whampoa International, Ltd. 1.625%, 10/31/17 (144A)	3,200,000	3,214,589

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—2.1%
Beazer Homes USA, Inc. 5.750%, 06/15/19 (a)	16,500,000	$15,015,000
KB Home 4.750%, 05/15/19	2,000,000	2,005,000
Lennar Corp. 6.950%, 06/01/18	5,500,000	5,816,250

		22,836,250

Insurance—2.4%
Jackson National Life Global Funding 2.250%, 04/29/21 (144A)	4,200,000	4,254,113
2.300%, 04/16/19 (144A)	1,500,000	1,531,210
Metropolitan Life Global Funding I 3.875%, 04/11/22 (144A)	1,200,000	1,305,317
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	4,088,320
2.150%, 06/18/19 (144A)	5,000,000	5,121,900
Pricoa Global Funding I 2.550%, 11/24/20 (144A)	3,700,000	3,825,138
Prudential Financial, Inc. 1.406%, 08/15/18 (b)	3,000,000	2,993,529
TIAA Asset Management Finance Co. LLC 2.950%, 11/01/19 (144A)	3,100,000	3,175,820

		26,295,347

Internet—0.4%
Alibaba Group Holding, Ltd. 2.500%, 11/28/19	4,000,000	4,046,760

Lodging—0.4%
Marriott International, Inc. 2.875%, 03/01/21	4,800,000	4,961,971

Media—1.4%
CBS Corp. 2.300%, 08/15/19	6,000,000	6,092,340
CSC Holdings LLC 7.625%, 07/15/18	2,500,000	2,704,975
NBCUniversal Enterprise, Inc. 1.313%, 04/15/18 (144A) (b)	3,000,000	3,012,792
Time Warner, Inc. 2.100%, 06/01/19	4,000,000	4,053,784

		15,863,891

Mining—0.3%
Freeport-McMoRan, Inc. 2.300%, 11/14/17	3,000,000	2,947,500

Oil & Gas—2.6%
BG Energy Capital plc 2.875%, 10/15/16 (144A)	4,500,000	4,516,047
California Resources Corp. 8.000%, 12/15/22 (144A)	1,016,000	721,360
Chesapeake Energy Corp. 8.000%, 12/15/22 (144A) (a)	1,335,000	1,131,413

Oil & Gas—(Continued)
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	1,900,000	1,917,514
CNOOC Nexen Finance ULC 1.625%, 04/30/17	3,200,000	3,205,232
Energy XXI Gulf Coast, Inc. 11.000%, 03/15/20 (144A) (c)	2,000,000	800,000
Ensco plc 4.700%, 03/15/21 (a)	3,100,000	2,575,852
Halcon Resources Corp. 9.750%, 07/15/20	1,000,000	225,000
13.000%, 02/15/22 (144A)	650,000	344,500
Linn Energy LLC / Linn Energy Finance Corp. 12.000%, 12/15/20 (144A) (c)	750,000	256,875
Lukoil International Finance B.V. 3.416%, 04/24/18 (144A)	2,300,000	2,329,288
Petrobras Global Finance B.V. 3.536%, 03/17/20 (a) (b)	2,900,000	2,565,630
Sanchez Energy Corp. 7.750%, 06/15/21	1,200,000	1,017,000
Sinopec Group Overseas Development, Ltd. 2.500%, 04/28/20 (144A)	3,500,000	3,537,754
Statoil ASA 1.092%, 11/08/18 (b)	3,100,000	3,083,099

		28,226,564

Oil & Gas Services—0.3%
Petrofac, Ltd. 3.400%, 10/10/18 (144A)	1,200,000	1,199,996
Weatherford International, Ltd. 7.750%, 06/15/21 (a)	2,000,000	1,947,500

		3,147,496

Packaging & Containers—0.3%
Owens-Illinois, Inc. 7.800%, 05/15/18	3,000,000	3,285,000

Pharmaceuticals—1.1%
Actavis Funding SCS 2.350%, 03/12/18	4,000,000	4,054,516
Baxalta, Inc. 2.000%, 06/22/18	1,400,000	1,400,714
Express Scripts Holding Co. 3.300%, 02/25/21	2,400,000	2,516,674
Perrigo Finance Unlimited Co. 3.500%, 03/15/21	1,400,000	1,448,605
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	1,900,000	1,623,313
Zoetis, Inc. 1.875%, 02/01/18	1,200,000	1,203,518

		12,247,340

Pipelines—1.6%
Enable Midstream Partners L.P. 2.400%, 05/15/19 (a)	2,200,000	2,065,778

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Energy Transfer Partners L.P. 4.150%, 10/01/20	1,600,000	$1,623,922
EnLink Midstream Partners L.P. 2.700%, 04/01/19	500,000	485,963
Enterprise Products Operating LLC 2.550%, 10/15/19	600,000	616,558
Kinder Morgan Energy Partners L.P. 5.950%, 02/15/18	1,500,000	1,583,284
6.850%, 02/15/20	5,000,000	5,595,630
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	2,000,000	2,104,398
Kinder Morgan, Inc. 3.050%, 12/01/19	2,600,000	2,627,154
Williams Partners L.P. 4.125%, 11/15/20	600,000	594,298

		17,296,985

Real Estate—0.6%
Prologis L.P. 2.750%, 02/15/19	6,000,000	6,166,296

Real Estate Investment Trusts—0.9%
American Tower Corp. 3.300%, 02/15/21	2,700,000	2,816,645
3.400%, 02/15/19	2,200,000	2,290,926
Hospitality Properties Trust 5.625%, 03/15/17	5,000,000	5,124,490

		10,232,061

Retail—1.1%
Dollar General Corp. 1.875%, 04/15/18	4,500,000	4,547,979
Edcon, Ltd. 9.500%, 03/01/18 (144A) (EUR)	1,000,000	321,828
Toys “R” Us, Inc. 7.375%, 10/15/18	2,200,000	1,870,000
Walgreens Boots Alliance, Inc. 1.750%, 11/17/17	4,000,000	4,028,532
Yum! Brands, Inc. 6.250%, 03/15/18	1,700,000	1,797,750

		12,566,089

Semiconductors—0.4%
Maxim Integrated Products, Inc. 2.500%, 11/15/18	4,200,000	4,272,958

Software—1.1%
Fiserv, Inc. 2.700%, 06/01/20	5,500,000	5,694,046
Oracle Corp. 1.208%, 01/15/19 (b)	6,000,000	6,028,926

		11,722,972

Telecommunications—2.5%
AT&T, Inc. 2.400%, 03/15/17	2,700,000	2,722,831
2.450%, 06/30/20	3,700,000	3,777,548
CenturyLink, Inc. 5.625%, 04/01/20	2,000,000	2,075,000
6.000%, 04/01/17	1,000,000	1,025,000
6.450%, 06/15/21	1,000,000	1,016,250
Intelsat Jackson Holdings S.A. 7.250%, 10/15/20 (a)	500,000	356,250
Juniper Networks, Inc. 3.125%, 02/26/19	4,100,000	4,216,867
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	2,500,000	2,662,500
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	1,800,000	1,848,204
Verizon Communications, Inc. 2.406%, 09/14/18 (b)	7,200,000	7,379,640

		27,080,090

Trucking & Leasing—0.3%
Aviation Capital Group Corp. 3.875%, 09/27/16 (144A)	3,300,000	3,304,719

Water—0.1%
Veolia Environnement S.A. 4.625%, 03/30/27 (EUR)	700,000	1,061,060

Total Corporate Bonds & Notes (Cost $523,275,436)		518,380,361

Asset-Backed Securities—17.1%

Asset-Backed - Credit Card—6.3%
American Express Credit Account Master Trust 0.712%, 01/15/20 (b)	8,760,000	8,765,125
1.702%, 09/15/20 (b)	1,825,000	1,853,173
BA Credit Card Trust 0.712%, 09/16/19 (b)	7,010,000	7,016,662
Capital One Multi-Asset Execution Trust 0.482%, 07/15/20 (b)	4,850,000	4,834,713
0.522%, 12/16/19 (b)	8,400,000	8,392,719
Chase Issuance Trust 0.531%, 04/15/19 (b)	3,035,000	3,032,902
0.692%, 04/15/19 (b)	5,700,000	5,685,129
0.722%, 04/15/20 (b)	4,580,000	4,573,385
0.812%, 04/15/21 (b)	5,340,000	5,332,717
0.902%, 04/15/19 (b)	2,600,000	2,593,354
1.590%, 02/18/20	1,000,000	1,010,346
Discover Card Execution Note Trust 0.872%, 07/15/21 (b)	5,610,000	5,622,890
0.892%, 04/15/21 (b)	4,020,000	4,027,476
Discover Card Master Trust 0.370%, 05/15/19 (b)	6,500,000	6,509,300

		69,249,891

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.5%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 0.813%, 10/25/35 (b)	1,003,759	$951,772
GSAA Home Equity Trust 1.398%, 02/25/35 (b)	2,622,000	2,484,282
Home Loan Trust 5.480%, 06/25/34	354,098	367,438
MASTR Asset-Backed Securities Trust 1.548%, 09/25/34 (b)	161,238	161,007
Morgan Stanley ABS Capital I, Inc. Trust 1.653%, 05/25/33 (b)	322,350	305,143
NovaStar Mortgage Funding Trust 2.103%, 03/25/35 (b)	669,248	662,901
RAAC Trust 1.153%, 03/25/34 (b)	511,403	483,130

		5,415,673

Asset-Backed - Manufactured Housing—0.1%
Conseco Financial Corp. 7.640%, 03/15/28 (b)	1,239,087	1,290,481
CountryPlace Manufactured Housing Contract Trust 4.800%, 12/15/35 (144A) (b)	20,258	20,314
Vanderbilt Acquisition Loan Trust 7.330%, 05/07/32 (b)	193,648	204,959

		1,515,754

Asset-Backed - Other—10.2%
ALM VIII, Ltd. 2.084%, 01/20/26 (144A) (b)	1,070,000	1,063,622
American Homes 4 Rent 1.446%, 06/17/31 (144A) (b)	2,237,167	2,210,439
Ameriquest Mortgage Securities, Inc. 1.278%, 06/25/34 (b)	1,338,768	1,307,837
Apidos CLO 4.850%, 04/15/25 (144A)	1,710,000	1,715,438
Ares CLO, Ltd. 0.853%, 04/16/21 (144A) (b)	1,581,509	1,565,301
0.889%, 10/11/21 (144A) (b)	3,633,747	3,590,610
0.899%, 10/11/21 (144A) (b)	1,382,296	1,365,718
1.003%, 04/16/21 (144A) (b)	3,340,000	3,179,289
Atrium IX 1.974%, 02/28/24 (144A) (b)	870,000	866,383
Atrium X 1.753%, 07/16/25 (144A) (b)	850,000	842,303
Atrium XI 3.838%, 10/23/25 (144A) (b)	3,650,000	3,629,611
Babson CLO, Inc. 0.858%, 01/18/21 (144A) (b)	975,969	968,894
BlueMountain CLO, Ltd. 2.038%, 10/29/25 (144A) (b)	540,199	537,400
Carlyle Global Market Strategies CLO, Ltd. 2.024%, 01/20/25 (144A) (b)	2,470,000	2,467,367
Catamaran CLO, Ltd. 3.633%, 10/18/26 (144A) (b)	2,384,800	2,161,576

Asset-Backed - Other—(Continued)
Cent CLO, Ltd. 1.937%, 01/30/25 (144A) (b)	4,357,000	4,329,599
3.434%, 07/27/26 (144A) (b)	480,000	455,201
3.832%, 11/07/26 (144A) (b)	2,650,000	2,598,418
Centerline REIT, Inc. 4.760%, 09/21/45 (144A) (b)	2,595,156	2,599,308
5.040%, 09/21/45 (144A)	1,780,000	1,568,280
CIFC Funding, Ltd. 1.036%, 07/26/21 (144A) (b)	475,000	467,574
Colony American Homes 1.596%, 05/17/31 (144A) (b)	3,468,334	3,439,605
2.296%, 05/17/31 (144A) (b)	460,000	452,286
Cornerstone CLO, Ltd. 1.578%, 07/15/21 (144A) (b)	610,000	589,024
Countrywide Asset-Backed Certificates 1.203%, 03/25/34 (b)	389,396	372,944
1.503%, 12/25/34 (b)	519,112	515,209
CT CDO, Ltd. 0.758%, 10/20/43 (144A) (b)	47,984	47,871
Eaton Vance CLO, Ltd. 2.078%, 07/15/26 (144A) (b)	2,592,000	2,579,105
2.678%, 07/15/26 (144A) (b)	778,900	754,697
3.628%, 07/15/26 (144A) (b)	668,600	655,958
Emerson Park CLO, Ltd. 5.640%, 07/15/25 (144A)	570,000	572,668
Galaxy XV CLO, Ltd. 1.878%, 04/15/25 (144A) (b)	4,465,000	4,425,672
GSAMP Trust 1.458%, 06/25/35 (b)	817,179	804,046
Highbridge Loan Management, Ltd. 5.800%, 10/20/24 (144A)	510,000	510,299
Invitation Homes Trust 1.546%, 09/17/31 (144A) (b)	2,826,366	2,799,575
1.746%, 08/17/32 (144A) (b)	2,714,032	2,697,688
1.797%, 06/17/32 (144A) (b)	4,546,719	4,532,672
1.896%, 03/17/32 (144A) (b)	1,520,988	1,522,090
1.946%, 06/17/31 (144A) (b)	720,000	708,984
2.046%, 09/17/31 (144A) (b)	2,950,000	2,926,897
Landmark IX CDO, Ltd. 1.328%, 04/15/21 (144A) (b)	940,000	905,047
LNR CDO, Ltd. 1.852%, 07/24/37 (144A) (b)	991,119	989,047
3.451%, 07/23/36 (144A) (b)	473,238	471,094
6.727%, 07/24/37 (144A)	128,083	128,852
Morgan Stanley ABS Capital I, Inc. Trust 1.188%, 01/25/35 (b)	542,671	525,749
Newcastle CDO V, Ltd. 0.980%, 12/24/39 (144A) (b)	9,096	9,006
NZCG Funding, Ltd. 2.184%, 04/27/27 (144A) (b)	4,969,875	4,915,952
Octagon Investment Partners, Ltd. 2.048%, 07/15/27 (144A) (b)	3,645,114	3,618,356
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 1.391%, 10/25/34 (b)	8,878	8,875

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Progress Residential Trust 1.546%, 10/17/31 (144A) (b)	1,454,339	$1,438,810
1.846%, 02/17/32 (144A) (b)	3,799,082	3,792,335
2.346%, 10/17/31 (144A) (b)	1,250,000	1,247,994
Silver Bay Realty Trust 1.446%, 09/17/31 (144A) (b)	889,179	872,933
1.896%, 09/17/31 (144A) (b)	420,000	411,733
Structured Asset Investment Loan Trust 1.493%, 12/25/34 (b)	1,283,967	1,276,843
SWAY Residential Trust 1.746%, 01/17/32 (144A) (b)	4,062,006	4,038,040
Trade MAPS 1, Ltd. 1.145%, 12/10/18 (144A) (b)	5,500,000	5,477,955
Tricon American Homes Trust 1.693%, 05/17/32 (144A) (b)	4,991,930	4,916,731
Voya CLO, Ltd. 2.113%, 04/18/27 (144A) (b)	1,190,000	1,187,088
2.130%, 10/14/26 (144A) (b)	1,070,000	1,066,801
West CLO, Ltd. 2.733%, 07/18/26 (144A) (b)	1,230,000	1,166,453
3.483%, 07/18/26 (144A) (b)	3,240,000	2,961,972

		111,825,124

Total Asset-Backed Securities (Cost $188,340,807)		188,006,442

U.S. Treasury & Government Agencies—14.6%

Agency Sponsored Mortgage-Backed—2.8%
Fannie Mae 15 Yr. Pool 4.500%, 09/01/24	944,707	1,009,716
4.500%, 03/01/25	1,897,928	2,042,173
Fannie Mae ARM Pool 1.800%, 03/01/30 (b)	33,704	34,143
1.915%, 06/01/32 (b)	10,553	10,571
2.050%, 11/01/32 (b)	16,916	17,687
2.068%, 03/01/28 (b)	13,033	13,312
2.096%, 11/01/33 (b)	4,725	4,957
2.102%, 02/01/36 (b)	87,940	91,152
2.110%, 09/01/31 (b)	28,855	29,535
2.116%, 11/01/33 (b)	11,271	11,729
2.117%, 12/01/32 (b)	346,207	366,061
2.135%, 06/01/32 (b)	5,569	5,603
2.152%, 03/01/35 (b)	56,524	58,509
2.249%, 03/01/36 (b)	308,145	321,536
2.259%, 11/01/34 (b)	14,643	15,159
2.266%, 08/01/29 (b)	7,898	8,289
2.268%, 12/01/34 (b)	50,588	52,847
2.290%, 09/01/32 (b)	15,284	15,689
2.302%, 07/01/33 (b)	42,203	44,333
2.310%, 07/01/33 (b)	76,678	81,402
2.315%, 12/01/25 (b)	12,398	12,543
2.325%, 05/01/19 (b)	1,250	1,254
2.333%, 10/01/32 (b)	30,668	32,415
2.334%, 06/01/25 (b)	94,872	97,231

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool 2.355%, 12/01/32 (b)	26,257	27,755
2.358%, 10/01/35 (b)	29,411	29,714
2.374%, 12/01/32 (b)	56,922	60,197
2.388%, 03/01/37 (b)	26,004	27,200
2.395%, 09/01/39 (b)	29,258	30,764
2.399%, 08/01/37 (b)	34,453	36,396
2.411%, 07/01/33 (b)	59,098	61,334
2.417%, 01/01/36 (b)	111,768	118,460
2.420%, 09/01/35 (b)	24,552	25,938
2.430%, 08/01/33 (b)	122,635	128,712
2.435%, 03/01/33 (b)	19,599	20,418
2.436%, 12/01/33 (b)	102,336	109,164
2.445%, 11/01/35 (b)	171,325	178,528
2.450%, 06/01/26 (b)	2,003	2,010
2.454%, 07/01/35 (b)	50,059	52,527
2.465%, 02/01/25 (b)	101,192	105,709
2.466%, 02/01/36 (b)	42,547	44,614
2.470%, 08/01/35 (b)	801,110	847,722
2.473%, 07/01/35 (b)	53,041	56,150
2.479%, 01/01/20 (b)	85,564	87,374
2.486%, 04/01/27 (b)	8,555	8,994
2.495%, 11/01/32 (b)	89,629	94,309
2.496%, 11/01/35 (b)	29,390	30,997
2.496%, 09/01/37 (b)	71,533	76,169
2.500%, 05/01/19 (b)	40,040	40,350
2.503%, 04/01/36 (b)	77,796	81,594
2.505%, 09/01/33 (b)	7,002	7,447
2.512%, 08/01/34 (b)	24,082	25,528
2.520%, 01/01/32 (b)	13,004	13,160
2.530%, 07/01/32 (b)	3,503	3,535
2.540%, 07/01/25 (b)	2,576	2,685
2.540%, 08/01/32 (b)	53,159	55,740
2.547%, 02/01/36 (b)	11,761	12,395
2.550%, 09/01/32 (b)	6,111	6,192
2.573%, 10/01/36 (b)	15,123	16,046
2.576%, 10/01/33 (b)	36,155	38,019
2.599%, 11/01/36 (b)	3,383,144	3,566,955
2.606%, 11/01/35 (b)	4,015,725	4,230,182
2.614%, 11/01/36 (b)	6,303	6,665
2.615%, 01/01/33 (b)	173,292	177,893
2.615%, 02/01/44 (b)	30,648	31,733
2.618%, 03/01/30 (b)	1,506	1,590
2.627%, 09/01/37 (b)	4,916	5,243
2.631%, 06/01/28 (b)	2,514	2,636
2.639%, 01/01/32 (b)	10,802	11,498
2.645%, 09/01/30 (b)	87,232	91,183
2.651%, 08/01/30 (b)	25,887	26,714
2.652%, 08/01/35 (b)	50,206	51,867
2.653%, 02/01/35 (b)	48,514	51,232
2.653%, 12/01/35 (b)	140,362	144,884
2.655%, 02/01/33 (b)	39,188	39,700
2.668%, 11/01/34 (b)	4,735,803	5,012,079
2.696%, 03/01/38 (b)	31,724	33,483
2.710%, 07/01/33 (b)	49,597	51,400
2.714%, 03/01/33 (b)	58,308	60,938

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool 2.731%, 07/01/28 (b)	8,990	$9,354
2.737%, 09/01/35 (b)	5,824,133	6,140,172
2.753%, 09/01/36 (b)	1,779	1,874
2.770%, 01/01/29 (b)	13,557	13,829
2.794%, 09/01/33 (b)	101,852	108,108
2.802%, 09/01/33 (b)	12,652	13,350
2.805%, 03/01/36 (b)	38,264	40,019
2.823%, 06/01/33 (b)	25,772	26,471
2.827%, 05/01/33 (b)	20,205	21,142
2.834%, 06/01/30 (b)	20,948	21,477
2.838%, 02/01/32 (b)	80,274	80,802
2.858%, 11/01/35 (b)	1,911,870	2,026,150
2.875%, 04/01/34 (b)	182,126	191,888
2.900%, 08/01/32 (b)	30,038	30,738
2.900%, 04/01/34 (b)	32,953	33,745
2.912%, 03/01/36 (b)	51,663	54,099
2.935%, 04/01/40 (b)	7,667	8,105
2.940%, 06/01/34 (b)	67,277	66,974
2.952%, 04/01/36 (b)	7,076	7,526
2.958%, 09/01/32 (b)	147,357	148,911
2.964%, 05/01/34 (b)	35,600	37,734
2.972%, 03/01/36 (b)	21,084	22,403
2.977%, 03/01/37 (b)	15,729	16,634
2.998%, 08/01/33 (b)	89,897	96,563
3.000%, 02/01/34 (b)	82,953	84,624
3.025%, 06/01/35 (b)	50,872	51,977
3.048%, 04/01/35 (b)	836,534	884,567
3.082%, 08/01/32 (b)	60,118	61,173
3.082%, 02/01/33 (b)	140,850	144,404
3.125%, 10/01/33 (b)	55,800	57,116
3.125%, 05/01/34 (b)	91,291	96,134
3.150%, 05/01/32 (b)	8,346	8,419
3.200%, 02/01/25 (b)	10,327	10,409
3.754%, 05/01/34 (b)	121,958	124,784

		31,281,242

U.S. Treasury—11.8%
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22 (d)	15,854,100	16,157,975
0.125%, 01/15/23 (d)	21,247,800	21,529,440
1.375%, 01/15/20 (d)	10,653,284	11,374,458
1.875%, 07/15/19 (d)	10,486,850	11,346,552
U.S. Treasury Notes 1.000%, 08/15/18	20,000,000	20,160,160
1.375%, 02/28/19	24,000,000	24,435,936
1.500%, 02/28/19	24,000,000	24,513,744

		129,518,265

Total U.S. Treasury & Government Agencies (Cost $159,856,393)		160,799,507

Mortgage-Backed Securities—12.3%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—6.6%
Adjustable Rate Mortgage Trust 2.920%, 02/25/35 (b)	2,316,826	2,245,473
American Home Mortgage Investment Trust 2.405%, 10/25/34 (b)	1,561,631	1,517,254
Banc of America Mortgage Trust 3.275%, 06/25/33 (b)	912,759	908,223
CHL Mortgage Pass-Through Trust 2.666%, 07/25/34 (b)	903,868	890,094
3.078%, 05/25/34 (b)	1,756,544	1,740,905
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	346,525	354,633
Fannie Mae Connecticut Avenue Securities 1.403%, 05/25/24 (b)	541,231	538,746
First Horizon Alternative Mortgage Securities Trust 2.512%, 12/25/34 (b)	1,372,433	1,323,358
Freddie Mac Structured Agency Credit Risk Debt Notes 1.503%, 03/25/25 (b)	1,075,687	1,076,569
2.303%, 10/25/27 (b)	4,560,000	4,555,664
2.653%, 03/25/25 (b)	1,730,000	1,737,107
2.853%, 08/25/24 (b)	1,366,484	1,376,944
2.853%, 10/25/24 (b)	4,226,702	4,256,166
2.853%, 01/25/25 (b)	3,850,000	3,881,191
2.953%, 08/25/24 (b)	4,535,000	4,608,985
3.046%, 12/25/27 (b)	4,975,000	5,070,300
3.103%, 10/25/24 (b)	3,610,000	3,655,221
3.103%, 03/25/28 (b)	6,500,000	6,650,819
3.253%, 05/25/28 (b)	3,800,000	3,891,020
Impac Secured Assets CMN Owner Trust 1.218%, 02/25/35 (b)	1,120,000	1,059,215
MASTR Adjustable Rate Mortgages Trust 0.653%, 05/25/47 (b)	275,772	268,218
MASTR Alternative Loan Trust 5.000%, 02/25/18	235,070	237,501
5.000%, 08/25/18	360,747	364,796
5.500%, 12/25/18	261,464	262,580
5.500%, 04/25/19	449,705	457,340
5.533%, 11/25/19 (b)	522,263	532,625
Merrill Lynch Mortgage Investors Trust 1.193%, 03/25/28 (b)	695,870	656,466
1.638%, 01/25/29 (b)	945,502	883,749
2.458%, 04/25/35 (b)	594,016	573,182
2.622%, 10/25/36 (b)	1,441,365	1,406,326
New York Mortgage Trust 0.903%, 02/25/36 (b)	523,120	460,705
Sequoia Mortgage Trust 1.088%, 11/20/34 (b)	523,277	480,642
Structured Adjustable Rate Mortgage Loan Trust 0.893%, 08/25/35 (b)	1,275,945	1,182,695
2.855%, 09/25/34 (b)	2,737,955	2,695,223
Structured Asset Mortgage Investments Trust 1.148%, 02/19/35 (b)	921,598	855,050
1.188%, 12/19/33 (b)	408,917	390,672

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Thornburg Mortgage Securities Trust 1.093%, 09/25/43 (b)	587,036	$563,530
WaMu Mortgage Pass-Through Certificates Trust 0.683%, 04/25/45 (b)	2,466,055	2,299,156
0.743%, 07/25/45 (b)	1,384,729	1,295,021
0.783%, 01/25/45 (b)	2,819,127	2,550,945
Wells Fargo Mortgage-Backed Securities Trust 2.766%, 02/25/35 (b)	1,463,378	1,453,964
2.880%, 06/25/35 (b)	937,430	931,737

		72,140,010

Commercial Mortgage-Backed Securities—5.7%
Banc of America Commercial Mortgage Trust 5.460%, 09/10/45 (b)	1,041,430	1,041,084
5.695%, 07/10/46 (b)	2,224,000	2,169,379
5.775%, 09/10/45 (b)	1,130,000	1,126,729
Bear Stearns Commercial Mortgage Securities Trust 5.296%, 10/12/42 (b)	800,000	793,312
5.562%, 03/11/39 (b)	4,211,000	4,040,444
5.611%, 09/11/41 (b)	2,300,000	2,301,366
5.910%, 06/11/40 (b)	3,200,000	3,307,359
CD Commercial Mortgage Trust 5.454%, 07/15/44 (b)	2,530,000	2,527,611
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	1,320,000	1,174,197
5.901%, 12/10/49 (b)	2,200,000	2,207,836
Colony Multifamily Mortgage Trust 2.543%, 04/20/50 (144A)	3,839,315	3,839,808
Commercial Mortgage Trust 5.475%, 03/10/39	2,200,000	2,236,818
Core Industrial Trust 3.040%, 02/10/34 (144A)	2,110,000	2,220,732
G-FORCE LLC 5.090%, 08/22/36 (144A)	404,476	403,898
Greenwich Capital Commercial Mortgage Trust 5.644%, 04/10/37 (b)	148,081	147,984
6.060%, 07/10/38 (b)	2,821,001	2,625,840
Hilton USA Trust 1.463%, 11/05/30 (144A) (b)	1,813,429	1,811,089
1.963%, 11/05/30 (144A) (b)	1,060,856	1,060,171
JPMorgan Chase Commercial Mortgage Securities Trust 5.115%, 07/15/41	39,759	39,806
5.464%, 12/12/43	5,000,000	4,876,229
5.718%, 12/15/44 (b)	4,850,000	4,816,350
6.184%, 04/17/45 (b)	910,000	673,681
LB-UBS Commercial Mortgage Trust 5.276%, 02/15/41 (b)	1,060,584	1,050,008
5.720%, 03/15/39 (b)	341,238	340,731
5.991%, 06/15/38 (b)	580,888	580,580
Merrill Lynch Mortgage Trust 5.524%, 11/12/37 (b)	2,412,444	2,357,374

Commercial Mortgage-Backed Securities—(Continued)
ML-CFC Commercial Mortgage Trust 5.409%, 07/12/46 (b)	2,125,086	2,127,800
Morgan Stanley Capital Trust 5.590%, 03/12/44 (b)	1,227,493	1,225,911
Morgan Stanley Capital, Inc. 5.306%, 05/24/43 (144A)	1,874,151	1,794,687
Resource Capital Corp., Ltd. 1.496%, 04/15/32 (144A) (b)	1,345,389	1,325,056
1.842%, 08/15/32 (144A) (b)	1,300,000	1,280,947
Wachovia Bank Commercial Mortgage Trust 5.795%, 07/15/45 (b)	2,400,000	2,397,867
6.030%, 05/15/43 (b)	2,700,000	2,695,206
6.106%, 10/15/35 (144A) (b)	485,756	509,957

		63,127,847

Total Mortgage-Backed Securities (Cost $136,971,894)		135,267,857

Floating Rate Loans (e)—5.2%

Aerospace/Defense—0.3%
FGI Operating Co. LLC Term Loan, 5.500%, 04/19/19	3,678,441	3,122,077

Auto Manufacturers—0.1%
Navistar International Corp. Term Loan B, 6.500%, 08/07/20	890,857	844,830

Chemicals—0.1%
Chemours Co. (The) Term Loan B, 05/12/22 (f)	275,819	267,085
OCI Beaumont LLC Term Loan B3, 7.750%, 08/20/19	1,089,785	1,089,785

		1,356,870

Coal—0.2%
Bowie Resource Holdings LLC 1st Lien Term Loan, 8.750%, 08/14/20 (g)	1,557,141	1,307,998
2nd Lien Delayed Draw Term Loan, 12.500%, 02/16/21 (g)	371,429	302,714
Peabody Energy Corp. Term Loan B, 4.250%, 09/24/20	1,204,489	514,919

		2,125,631

Commercial Services—0.1%
Hertz Corp. (The)
Term Loan B, 06/30/23 (f)	309,166	309,697
Prime Security Services Borrower LLC Incremental Term Loan B1, 4.750%, 05/02/22	672,558	674,239
Team Health, Inc. Term Loan, 3.750%, 11/23/22	126,865	127,182

		1,111,118

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (e)—(Continued)

Security Description	Principal Amount*	Value

Computers—0.3%
Abacus Innovations Corp. Term Loan B, 01/26/23 (f)	189,571	$189,690
Sungard Availability Services Capital, Inc. Term Loan B, 6.000%, 03/31/19	1,943,869	1,723,564
Western Digital Corp. Term Loan B, 6.250%, 04/29/23	956,557	961,937

		2,875,191

Distribution/Wholesale—0.1%
Autoparts Holdings, Ltd. 1st Lien Term Loan, 7.000%, 07/29/17	1,711,711	1,598,738

Electric—0.1%
EFS Cogen Holdings I LLC Term Loan B, 06/22/23 (f)	121,675	121,979
NRG Energy, Inc. Term Loan B, 06/08/23 (f)	810,000	803,925

		925,904

Entertainment—0.0%
Affinity Gaming LLC Term Loan, 05/02/22 (f)	518,424	518,587

Forest Products & Paper—0.4%
Appvion, Inc. Term Loan, 6.250%, 06/28/19	1,033,832	1,002,817
Caraustar Industries, Inc. Term Loan B, 8.000%, 05/01/19	3,491,566	3,482,111

		4,484,928

Healthcare-Products—0.0%
New Millennium HoldCo, Inc. Term Loan, 7.500%, 12/21/20	103,749	76,126

Healthcare-Services—0.1%
Cyanco Intermediate Corp. Term Loan B, 5.500%, 05/01/20	1,591,616	1,529,277

Industrial Conglomerates—0.1%
OSG Bulk Ships, Inc Term Loan, 5.250%, 08/05/19	829,809	803,877

Internet—0.0%
Match Group, Inc. Term Loan B1, 5.500%, 11/16/22	286,108	288,969

Internet Software & Services—0.2%
Onsite U.S. Finco LLC Term Loan, 5.500%, 07/30/21	1,820,487	1,328,956
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 09/02/21 (f)	470,000	467,062

		1,796,018

Lodging—0.1%
ROC Finance LLC Term Loan, 5.000%, 06/20/19	1,653,554	1,587,412

Machinery — 0.2%
UTEX Industries, Inc. 1st Lien Term Loan, 5.000%, 05/22/21	2,654,076	1,851,218
Zebra Technologies Corp. Term Loan B, 4.000%, 10/27/21	448,612	450,201

		2,301,419

Media—0.5%
Charter Communications Operating LLC Term Loan A, 05/18/21 (f)	1,200,000	1,187,628
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/23/20	284,594	200,924
Radio One, Inc. Term Loan, 5.140%, 04/02/18	3,956,838	3,946,946

		5,335,498

Mining—0.2%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 4.250%, 06/30/19	2,424,215	2,325,732

Oil & Gas — 0.3%
Alfred Fueling Systems, Inc. 1st Lien Term Loan, 4.750%, 06/20/21	346,786	347,653
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 10/01/18	2,816,576	2,446,900
McDermott Finance LLC Term Loan B, 8.250%, 04/16/19	99,003	99,126

		2,893,679

Oil & Gas Services—0.1%
Navios Maritime Midstream Partners L.P. Term Loan B, 5.500%, 06/18/20	861,390	826,934

Pharmaceuticals—0.4%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 09/26/22 (f)	473,810	467,337
Valeant Pharmaceuticals International, Inc. Term Loan B, 12/11/19 (f)	493,690	480,731
Term Loan B, 4.500%, 02/13/19	863,125	840,468
Term Loan B F1, 5.000%, 04/01/22	2,539,744	2,473,428

		4,261,964

Retail—0.4%
Ascena Retail Group, Inc. Term Loan B, 5.250%, 08/21/22	2,470,346	2,360,725
Evergreen Acqco 1 L.P. Term Loan, 5.000%, 07/09/19	2,524,255	2,218,189
Yum! Brands, Inc. 1st Lien Term Loan B, 06/16/23 (f)	380,000	381,306

		4,960,220

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Floating Rate Loans (e)—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—0.4%
Avago Technologies Cayman, Ltd. Term Loan B1, 4.250%, 02/01/23	1,492,982	$1,494,745
M/A-COM Technology Solutions Holdings, Inc. Term Loan, 4.500%, 05/07/21	387,394	389,331
MKS Instruments, Inc. Term Loan B, 4.250%, 05/01/23	207,801	208,278
ON Semiconductor Corp. Term Loan B, 5.250%, 03/31/23	1,934,498	1,947,970

		4,040,324

Software—0.3%
BMC Software Finance, Inc. Revolver Term Loan, 0.500%, 09/10/18 (h)	1,825,218	1,688,326
Term Loan, 5.000%, 09/10/20	1,759,675	1,572,161

		3,260,487

Telecommunications—0.2%
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	533,031	484,392
Neptune Finco Corp. Term Loan B, 5.000%, 10/09/22	1,230,637	1,235,559

		1,719,951

Transportation—0.0%
Navios Partners Finance (U.S.), Inc. Term Loan B, 5.250%, 06/27/18	44,143	38,515

Total Floating Rate Loans (Cost $61,025,529)		57,010,276

Foreign Government—2.6%

Sovereign—2.6%
Brazil Notas do Tesouro Nacional 6.000%, 08/15/18 (BRL) (d)	600,000	536,967
10.000%, 01/01/21 (BRL)	5,500,000	1,596,582
Export-Import Bank of China (The) 2.500%, 07/31/19 (144A)	4,000,000	4,095,008
Export-Import Bank of Korea 2.250%, 01/21/20	5,000,000	5,076,090
Indonesia Treasury Bond 8.250%, 07/15/21 (IDR)	16,800,000,000	1,323,536
Malaysia Government Bonds 3.172%, 07/15/16 (MYR)	2,700,000	669,790
4.012%, 09/15/17 (MYR)	15,580,000	3,916,669
4.262%, 09/15/16 (MYR)	2,200,000	547,520
Mexican Bonos 7.250%, 12/15/16 (MXN)	83,849,000	4,644,945
7.750%, 12/14/17 (MXN)	19,000,000	1,088,613
8.500%, 12/13/18 (MXN)	43,700,000	2,582,666
Philippine Government Bond 2.875%, 05/22/17 (PHP)	57,000,000	1,218,805

Sovereign—(Continued)
Serbia International Bond 5.250%, 11/21/17 (144A)	1,200,000	1,240,550

Total Foreign Government (Cost $30,404,472)		28,537,741

Municipals—0.4%
City of Chicago, Illinois, General Obligation Unlimited 5.000%, 01/01/17	700,000	711,488
Industry Public Facilities Authority, Tax Allocation Revenue 3.389%, 01/01/20	3,525,000	3,775,169
University of California, Revenue Bonds 0.957%, 07/01/41 (b)	260,000	260,026

Total Municipals (Cost $4,501,282)		4,746,683

Common Stock—0.0%

Health Care Providers & Services—0.0%
Millennium Health LLC (i)(j) (Cost $26,439)	3,046	10,471

Short-Term Investments—3.5%

Discount Note — 0.9%
Federal Home Loan Bank 0.010%, 07/01/16 (k)	9,609,000	9,609,000

Mutual Fund — 2.0%
State Street Navigator Securities Lending MET Portfolio (l)	22,301,120	22,301,120

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $6,787,437 on 07/01/16, collateralized by $6,865,000 Federal National Mortgage Association at 2.020% due 09/30/21 with a value of $6,925,069.	6,787,431	6,787,431

Total Short-Term Investments (Cost $38,697,551)		38,697,551

Total Investments—102.8% (Cost $1,143,099,803)		1,131,456,889
Unfunded Loan Commitments—(0.2)% (Cost $(1,825,218))		(1,825,218)
Net Investments—102.6% (Cost $1,141,274,585) (m)		1,129,631,671
Other assets and liabilities (net)—(2.6)%		(28,562,500)

Net Assets—100.0%		$1,101,069,171

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $21,648,232 and the collateral received consisted of cash in the amount of $22,301,120. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Principal amount of security is adjusted for inflation.
(e)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(f)	This loan will settle after June 30, 2016, at which time the interest rate will be determined.
(g)	Illiquid security. As of June 30, 2016, these securities represent 0.1% of net assets.
(h)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(i)	Non-income producing security.
(j)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(k)	The rate shown represents current yield to maturity.
(l)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(m)	As of June 30, 2016, the aggregate cost of investments was $1,141,274,585. The aggregate unrealized appreciation and depreciation of investments were $13,330,452 and $(24,973,366), respectively, resulting in net unrealized depreciation of $(11,642,914).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $232,724,614, which is 21.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CHF)—	Swiss Franc
(CLO)—	Collateralized Loan Obligation
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PHP)—	Philippine Peso

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,986,568	Deutsche Bank AG	08/18/16	$2,269,853	$(61,788)
EUR	4,000,000	Deutsche Bank AG	08/18/16	4,570,400	(124,412)
GBP	2,053,243	Deutsche Bank AG	08/18/16	2,896,428	(161,993)
INR	81,540,000	Deutsche Bank AG	08/18/16	1,189,497	9,403
INR	45,300,000	Deutsche Bank AG	10/20/16	661,411	(2,338)
JPY	186,000,000	Deutsche Bank AG	08/18/16	1,721,585	82,029
JPY	1,004,000,000	Deutsche Bank AG	08/18/16	8,897,633	838,005
JPY	1,040,000,000	Deutsche Bank AG	08/18/16	8,636,654	1,448,070
NZD	1,470,000	Deutsche Bank AG	08/18/16	970,773	76,450
NZD	14,276,441	Deutsche Bank AG	08/18/16	9,927,837	242,650

Contracts to Deliver
AUD	1,300,000	Deutsche Bank AG	08/18/16	$965,796	$(2,190)
AUD	400,000	Deutsche Bank AG	08/18/16	278,080	(19,762)
AUD	4,000,000	Deutsche Bank AG	10/20/16	2,800,400	(171,430)
AUD	401,148	Deutsche Bank AG	12/15/16	294,403	(3,062)
AUD	2,230,000	Deutsche Bank AG	12/22/16	1,601,140	(52,082)
CAD	800,000	Deutsche Bank AG	10/20/16	631,019	11,694
EUR	183,001	Barclays Bank plc	08/18/16	200,190	(3,215)
EUR	2,909,965	Citibank N.A.	08/18/16	3,315,204	80,786
EUR	13,478,307	Deutsche Bank AG	08/18/16	14,752,681	(228,417)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	9,349,061	Deutsche Bank AG	08/18/16	$10,669,709	$278,256
EUR	3,500,000	Deutsche Bank AG	08/18/16	3,995,250	105,011
EUR	9,213,000	Goldman Sachs Bank USA	08/18/16	10,483,933	243,712
EUR	870,600	JPMorgan Chase Bank N.A.	08/18/16	991,970	24,301
EUR	87,929	JPMorgan Chase Bank N.A.	08/18/16	96,184	(1,549)
EUR	70,764	Barclays Bank plc	10/20/16	80,250	1,406
EUR	52,102	Citibank N.A.	10/20/16	59,026	975
EUR	1,188,867	Deutsche Bank AG	10/20/16	1,348,354	23,746
EUR	1,035,310	Deutsche Bank AG	10/20/16	1,185,119	31,601
EUR	1,618,079	JPMorgan Chase Bank N.A.	10/20/16	1,833,656	30,830
EUR	752,020	Deutsche Bank AG	12/15/16	848,316	8,612
GBP	2,053,243	Deutsche Bank AG	08/18/16	2,998,659	264,224
INR	30,000,000	Deutsche Bank AG	08/18/16	441,957	860
JPY	99,997,600	Citibank N.A.	08/18/16	852,874	(116,788)
JPY	1,732,843,000	Deutsche Bank AG	08/18/16	14,818,248	(1,984,871)
JPY	572,153,750	Deutsche Bank AG	08/18/16	5,143,325	(404,764)
JPY	88,300,000	HSBC Bank plc	08/18/16	791,928	(64,304)
JPY	259,100,000	JPMorgan Chase Bank N.A.	08/18/16	2,323,371	(189,083)
JPY	149,719,000	JPMorgan Chase Bank N.A.	08/18/16	1,276,502	(175,301)
JPY	547,555,500	Morgan Stanley & Co. LLC	08/18/16	4,911,781	(397,783)
JPY	258,876,042	JPMorgan Chase Bank N.A.	09/02/16	2,538,001	26,550
JPY	102,408,333	JPMorgan Chase Bank N.A.	09/02/16	870,627	(122,874)
JPY	176,000,000	JPMorgan Chase Bank N.A.	12/15/16	1,731,661	16,707
MXN	5,200,000	Deutsche Bank AG	10/20/16	295,681	14,302
MYR	1,700,000	Deutsche Bank AG	08/18/16	384,659	(35,791)
NZD	15,746,441	Deutsche Bank AG	08/18/16	10,324,942	(892,769)

Net Unrealized Depreciation					$(1,356,386)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	09/21/16	31	CAD	4,472,810	$90,119
U.S. Treasury Note 2 Year Futures	09/30/16	846	USD	184,218,615	1,332,980

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/21/16	(9)	USD	(1,464,444)	(86,649)
U.S. Treasury Note 5 Year Futures	09/30/16	(1,006)	USD	(121,529,020)	(1,368,027)
U.S. Treasury Ultra Long Bond Futures	09/21/16	(8)	USD	(1,389,236)	(101,764)

Net Unrealized Depreciation					$(133,341)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements

Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	Citibank N.A.	$2,241,399	CHF	2,000,000	$164,793	$—	$164,793
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.125% based on the notional amount of currency received	10/13/17	JPMorgan Chase Bank N.A.	781,250	CHF	750,000	(23,219)	1,058	(24,277)

Totals							$141,574	$1,058	$140,516

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Receive	3M LIBOR	2.250%	09/21/23	USD	25,110,000	$(393,147)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.HY.25	(5.000%)	12/20/20	3.989%	USD	2,772,000	$(27,841)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Depreciation
ITRAXX.EUR.25	1.000%	06/20/21	0.839%	EUR	6,200,000	$(16,784)
ITRAXX.EUR.FIN.S25	1.000%	06/20/21	1.120%	EUR	2,200,000	(15,971)
ITRAXX.EUR.FIN.S25	1.000%	06/20/21	1.120%	EUR	16,755,000	(228,622)

Net Unrealized Depreciation						$(261,377)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/20/21	JPMorgan Chase Bank N.A.	2.400%	USD	600,000	$(72,354)	$(63,915)	$(8,439)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	2.401%	USD	500,000	(60,295)	(56,973)	(3,322)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp. 1.000% due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	2.401%	USD	500,000	$(60,295)	$(51,977)	$(8,318)
AES Corp. 1.000%, due 06/01/19	(5.000%)	06/21/21	JPMorgan Chase Bank N.A.	2.401%	USD	1,500,000	(180,885)	(170,919)	(9,966)
Bank of America Corp. 5.000%, due 01/15/15	(1.000%)	09/20/17	Credit Suisse International	0.442%	USD	2,000,000	(13,689)	4,498	(18,187)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Citibank N.A.	5.475%	USD	2,500,000	32,224	(129,684)	161,908
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	5.393%	USD	5,000,000	53,314	(249,868)	303,182
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	5.393%	USD	5,000,000	53,314	(228,025)	281,339
Beazer Homes USA, Inc. 9.125%, due 05/15/19	(5.000%)	06/20/19	Credit Suisse International	5.393%	USD	2,000,000	21,326	(86,028)	107,354
CSC Holdings LLC 5.000%, due 09/20/18	(5.000%)	09/20/18	Barclays Bank plc	1.614%	USD	2,500,000	(185,238)	(146,999)	(38,239)
Century Link 6.000%, due 04/01/17	(5.000%)	06/20/17	Barclays Bank plc	0.479%	USD	1,000,000	(44,143)	(97,281)	53,138
Constellation Brands, Inc. 7.250%, due 09/01/16	(5.000%)	09/20/16	Barclays Bank plc	0.147%	USD	2,000,000	(22,067)	(241,928)	219,861
DPL, Inc. 7.250%, due 10/25/21	(5.000%)	12/20/16	JPMorgan Chase Bank N.A.	0.539%	USD	1,131,000	(24,122)	(104,572)	80,450
Hospitality Properties Trust 5.125%, due 02/15/15	(5.000%)	03/20/17	Credit Suisse International	0.374%	USD	5,000,000	(165,257)	(663,898)	498,641
Kinder Morgan Energy Partners L.P. 5.000%, due 03/20/18	(5.000%)	03/20/18	Citibank N.A.	0.846%	USD	1,500,000	(106,704)	(136,049)	29,345
Kinder Morgan Energy Partners L.P. 3.950%, due 09/01/22	(5.000%)	03/20/20	Citibank N.A.	1.420%	USD	5,000,000	(642,337)	(1,063,304)	420,967
LANXESS AG 1.000%, due 12/20/20	(1.000%)	12/20/20	Citibank N.A.	0.646%	EUR	3,150,000	(55,505)	27,173	(82,678)
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	06/20/18	Citibank N.A.	0.787%	USD	5,500,000	(454,591)	(628,661)	174,070
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	09/20/19	Citibank N.A.	1.334%	USD	1,350,000	(155,671)	(155,949)	278
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	09/20/19	Credit Suisse International	1.334%	USD	2,000,000	(230,623)	(285,162)	54,539
Lennar Corp. 4.750%, due 12/15/17	(5.000%)	12/20/19	Citibank N.A.	1.441%	USD	2,000,000	(240,023)	(264,588)	24,565
Lennar Corp. 5.000%, due 12/20/20	(5.000%)	12/20/20	JPMorgan Chase Bank N.A.	1.857%	USD	1,100,000	(146,798)	(110,002)	(36,796)
Owens-Illinois, Inc. 7.800%, due 05/15/18	(5.000%)	06/20/18	Citibank N.A.	0.204%	USD	1,000,000	(94,705)	(117,750)	23,045
Owens-Illinois, Inc. 7.800%, due 05/15/18	(5.000%)	06/20/18	Citibank N.A.	0.240%	USD	2,000,000	(162,558)	(209,855)	47,297
Rite Aid Corp. 5.000%, due 12/20/20	(5.000%)	12/20/20	JPMorgan Chase Bank N.A.	1.360%	USD	3,700,000	(582,487)	(684,996)	102,509
Springleaf Finance Corp. 6.900%, due 12/15/17	(5.000%)	09/20/16	JPMorgan Chase Bank N.A.	1.702%	USD	3,000,000	(22,429)	(164,236)	141,807
Springleaf Finance Corp. 5.000%, due 06/20/20	(5.000%)	06/20/20	Barclays Bank plc	5.278%	USD	1,000,000	9,541	(92,698)	102,239
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	12/05/16	Barclays Bank plc	0.760%	USD	2,500,000	(50,635)	(230,083)	179,448

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	03/20/19	Barclays Bank plc	3.077%	USD	4,500,000	$(225,672)	$(362,651)	$136,979
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	03/20/19	Citibank N.A.	3.077%	USD	2,500,000	(125,373)	(220,999)	95,626
Toys “R” Us, Inc. 7.375%, due 10/15/18	(5.000%)	12/20/18	JPMorgan Chase Bank N.A.	8.552%	USD	2,200,000	171,006	550,000	(378,994)
Yum! Brands, Inc. 5.000%, due 03/20/18	(5.000%)	03/20/18	Citibank N.A.	0.651%	USD	1,300,000	(97,009)	(119,871)	22,862
Yum! Brands, Inc. 5.000%, due 03/20/18	(5.000%)	03/20/18	Credit Suisse International	0.651%	USD	400,000	(29,849)	(36,272)	6,423

Totals							$(3,910,589)	$(6,593,522)	$2,682,933

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp. 5.650%, due 05/01/18	1.000%	09/20/17	Credit Suisse International	0.442%	USD	2,000,000	$13,689	$(4,498)	$18,187
Beazer Homes USA, Inc. 9.125%, due 05/15/19	5.000%	09/20/19	Citibank N.A.	5.833%	USD	1,350,000	(32,698)	28,152	(60,850)
Beazer Homes USA, Inc. 9.125%, due 05/15/19	5.000%	12/20/19	Citibank N.A.	6.198%	USD	2,000,000	(74,040)	59,704	(133,744)
Beazer Homes USA, Inc. 5.000%, due 12/20/20	5.000%	12/20/20	JPMorgan Chase Bank N.A.	7.216%	USD	1,100,000	(91,127)	(120,729)	29,602
Calpine Corp. 5.375%, due 01/25/23	5.000%	06/20/21	JPMorgan Chase Bank N.A.	3.695%	USD	600,000	34,564	29,139	5,425
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.695%	USD	1,500,000	86,409	96,400	(9,991)
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.695%	USD	500,000	28,803	32,133	(3,330)
Calpine Corp. 5.375%, due 01/15/23	5.000%	06/21/21	JPMorgan Chase Bank N.A.	3.695%	USD	500,000	28,803	23,150	5,653
China Government International Bond 7.500%, due 10/28/27	1.000%	09/20/20	Barclays Bank plc	1.046%	USD	3,000,000	(5,597)	7,341	(12,938)
Electricite de France S.A. 5.625%, due 02/21/33	1.000%	09/20/20	Barclays Bank plc	0.794%	EUR	3,300,000	31,857	87,530	(55,673)
Engie S.A. 5.125%, due 02/19/18	1.000%	09/20/20	Barclays Bank plc	0.467%	EUR	2,300,000	57,871	75,856	(17,985)
Orange S.A. 5.625%, due 05/22/18	1.000%	09/20/20	Citibank N.A.	0.553%	EUR	3,300,000	69,538	70,842	(1,304)
Solvay S.A. 1.000%, due 12/20/20	1.000%	12/20/20	Citibank N.A.	0.839%	EUR	3,150,000	25,176	(81,966)	107,142
Tenet Healthcare Corp. 6.875%, due 11/15/31	5.000%	12/20/18	Barclays Bank plc	2.735%	USD	2,500,000	135,501	169,065	(33,564)
United Mexico States 5.950%, due 03/19/19	1.000%	06/20/20	Citibank N.A.	1.245%	USD	1,600,000	(15,124)	(20,033)	4,909
iHeartCommunications, Inc. 6.875%, due 06/15/18	5.000%	06/20/18	Barclays Bank plc	41.418%	USD	1,600,000	(798,595)	(360,000)	(438,595)

Totals							$(504,970)	$92,086	$(597,056)

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
MCDX.NA.26	1.000%	06/20/21	Citibank N.A.	0.942%	USD	2,800,000	$7,342	$7,535	$(193)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Cash in the amount of $220,000 has been received at the custodian bank as collateral for forward foreign currency exchange contracts.

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(USD)—	United States Dollar
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(ITRAXX.EUR)—	Markit iTraxx Europe Index
(ITRAXX.EUR.FIN)—	Markit iTraxx Europe Senior Financial Index
(LIBOR)—	London Interbank Offered Rate
(MCDX.NA)—	Markit MCDX Index

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$518,380,361	$—	$518,380,361
Total Asset-Backed Securities*	—	188,006,442	—	188,006,442
Total U.S. Treasury & Government Agencies*	—	160,799,507	—	160,799,507
Total Mortgage-Backed Securities*	—	135,267,857	—	135,267,857
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	55,185,058	—	55,185,058
Total Foreign Government*	—	28,537,741	—	28,537,741
Total Municipals	—	4,746,683	—	4,746,683
Total Common Stock*	—	10,471	—	10,471
Short-Term Investments
Discount Note	—	9,609,000	—	9,609,000
Mutual Fund	22,301,120	—	—	22,301,120
Repurchase Agreement	—	6,787,431	—	6,787,431
Total Short-Term Investments	22,301,120	16,396,431	—	38,697,551
Total Net Investments	$22,301,120	$1,107,330,551	$—	$1,129,631,671
Collateral for Securities Loaned (Liability)	$—	$(22,301,120)	$—	$(22,301,120)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,860,180	$—	$3,860,180
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,216,566)	—	(5,216,566)
Total Forward Contracts	$—	$(1,356,386)	$—	$(1,356,386)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,423,099	$—	$—	$1,423,099
Futures Contracts (Unrealized Depreciation)	(1,556,440)	—	—	(1,556,440)
Total Futures Contracts	$(133,341)	$—	$—	$(133,341)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(682,365)	$—	$(682,365)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,025,071	$—	$1,025,071
OTC Swap Contracts at Value (Liabilities)	—	(5,291,714)	—	(5,291,714)
Total OTC Swap Contracts	$—	$(4,266,643)	$—	$(4,266,643)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2016
Common Stocks
Health Care Providers & Services	$26,439	$(26,439)	$—	$—
Floating Rate Loans
Healthcare-Products	95,418	(95,418)	—	—

Total	$121,857	$(121,857)	$—	$—

Common Stocks in the amount of $26,439 and Floating Rate Loans in the amount of $95,418 were transferred out level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant overservable inputs.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b) (c)	$1,129,631,671
Cash	347,318
Cash denominated in foreign currencies (d)	267,030
Cash collateral (e)	8,002,414
OTC swap contracts at market value (f)	1,025,071
Unrealized appreciation on forward foreign currency exchange contracts	3,860,180
Receivable for:
Investments sold	2,864,428
Fund shares sold	63,398
Interest	5,538,926
Variation margin on futures contracts	65,265
Interest on OTC swap contracts	44,082
Variation margin on centrally cleared swap contracts	73,782
Prepaid expenses	6,866

Total Assets	1,151,790,431
Liabilities
OTC swap contracts at market value (g)	5,291,714
Unrealized depreciation on forward foreign currency exchange contracts	5,216,566
Collateral for securities loaned	22,301,120
Payables for:
Investments purchased	16,547,790
Fund shares redeemed	225,156
Foreign taxes	6,155
Interest on OTC swap contracts	152,797
Accrued Expenses:
Management fees	430,766
Distribution and service fees	58,839
Deferred trustees’ fees	69,419
Other expenses	420,938

Total Liabilities	50,721,260

Net Assets	$1,101,069,171

Net Assets Consist of:
Paid in surplus	$1,174,030,261
Undistributed net investment income	6,466,258
Accumulated net realized loss	(67,832,602)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(11,594,746)

Net Assets	$1,101,069,171

Net Assets
Class A	$815,014,873
Class B	286,054,298
Capital Shares Outstanding*
Class A	86,098,707
Class B	30,348,203
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.47
Class B	9.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,141,274,585.
(b)	Investments at value is net of unfunded loan commitments of $1,825,218.
(c)	Includes securities loaned at value of $21,648,232.
(d)	Identified cost of cash denominated in foreign currencies was $269,402.
(e)	Includes collateral of $615,659 for futures contracts, $4,850,000 for OTC swap contracts and $2,536,755 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $268,883.
(g)	Net premium received on OTC swap contracts was $6,761,726.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest (a)	$16,639,596
Securities lending income	26,706

Total investment income	16,666,302
Expenses
Management fees	3,245,820
Administration fees	19,609
Custodian and accounting fees	178,630
Distribution and service fees—Class B	364,351
Audit and tax services	48,390
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	20,153
Insurance	4,961
Miscellaneous	8,396

Total expenses	3,919,576
Less management fee waiver	(124,955)

Net expenses	3,794,621

Net Investment Income	12,871,681

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(5,243,349)
Futures contracts	(1,958,000)
Written options	(20,417)
Swap contracts	(1,669,824)
Foreign currency transactions	(818,744)

Net realized loss	(9,710,334)

Net change in unrealized appreciation (depreciation) on:
Investments	25,148,648
Futures contracts	(258,614)
Written options	5,920
Swap contracts	(3,327,275)
Foreign currency transactions	(3,541,768)

Net change in unrealized appreciation	18,026,911

Net realized and unrealized gain	8,316,577

Net Increase in Net Assets from Operations	$21,188,258

(a)	Net of foreign withholding taxes of $31,902.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,871,681	$26,670,455
Net realized gain (loss)	(9,710,334)	9,798,992
Net change in unrealized appreciation (depreciation)	18,026,911	(41,962,657)

Increase (decrease) in net assets from operations	21,188,258	(5,493,210)

From Distributions to Shareholders
Net investment income
Class A	(26,223,897)	(40,665,155)
Class B	(8,415,210)	(9,834,465)

Total distributions	(34,639,107)	(50,499,620)

Decrease in net assets from capital share transactions	(345,286,585)	(58,134,540)

Total decrease in net assets	(358,737,434)	(114,127,370)

Net Assets
Beginning of period	1,459,806,605	1,573,933,975

End of period	$1,101,069,171	$1,459,806,605

Undistributed net investment income
End of period	$6,466,258	$28,233,684

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	337,032	$3,251,197	1,773,242	$17,725,091
Reinvestments	2,772,082	26,223,897	4,179,358	40,665,155
Redemptions	(37,225,374)	(361,058,509)	(10,426,316)	(101,686,294)

Net decrease	(34,116,260)	$(331,583,415)	(4,473,716)	$(43,296,048)

Class B
Sales	2,082,251	$19,912,628	7,053,159	$69,277,536
Reinvestments	893,334	8,415,210	1,015,957	9,834,465
Redemptions	(4,393,990)	(42,031,008)	(9,593,409)	(93,950,493)

Net decrease	(1,418,405)	$(13,703,170)	(1,524,293)	$(14,838,492)

Decrease derived from capital shares transactions		$(345,286,585)		$(58,134,540)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$9.62		$9.97	$10.08	$10.12	$9.88	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.10		0.18	0.15	0.16	0.17	0.09
Net realized and unrealized gain (loss) on investments	0.06		(0.20)	(0.03)	(0.02)	0.29	(0.21)

Total from investment operations	0.16		(0.02)	0.12	0.14	0.46	(0.12)

Less Distributions
Distributions from net investment income	(0.31)		(0.33)	(0.23)	(0.18)	(0.22)	0.00

Total distributions	(0.31)		(0.33)	(0.23)	(0.18)	(0.22)	0.00

Net Asset Value, End of Period	$9.47		$9.62	$9.97	$10.08	$10.12	$9.88

Total Return (%) (c)	1.69	(d)	(0.26)	1.17 (e)	1.33	4.67	(1.20	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(f)	0.53	0.53	0.55	0.57	0.59	(f)
Net ratio of expenses to average net assets (%) (g)	0.52	(f)	0.52	0.51	0.52	0.53	0.56	(f)
Ratio of net investment income to average net assets (%)	2.00	(f)	1.78	1.51	1.55	1.70	1.40	(f)
Portfolio turnover rate (%)	20	(d)	43	59	67	60	76	(d)
Net assets, end of period (in millions)	$815.0		$1,156.0	$1,243.7	$1,075.7	$939.7	$809.9

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$9.56		$9.92	$10.03	$10.08	$9.86	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.15	0.13	0.13	0.14	0.09
Net realized and unrealized gain (loss) on investments	0.08		(0.21)	(0.02)	(0.01)	0.29	(0.23)

Total from investment operations	0.16		(0.06)	0.11	0.12	0.43	(0.14)

Less Distributions
Distributions from net investment income	(0.29)		(0.30)	(0.22)	(0.17)	(0.21)	0.00

Total distributions	(0.29)		(0.30)	(0.22)	(0.17)	(0.21)	0.00

Net Asset Value, End of Period	$9.43		$9.56	$9.92	$10.03	$10.08	$9.86

Total Return (%) (c)	1.62	(d)	(0.62)	1.06	1.16	4.40	(1.40	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(f)	0.78	0.78	0.80	0.82	0.84	(f)
Net ratio of expenses to average net assets (%) (g)	0.77	(f)	0.77	0.76	0.77	0.78	0.81	(f)
Ratio of net investment income to average net assets (%)	1.76	(f)	1.53	1.26	1.32	1.45	1.37	(f)
Portfolio turnover rate (%)	20	(d)	43	59	67	60	76	(d)
Net assets, end of period (in millions)	$286.1		$303.8	$330.2	$275.7	$86.6	$52.5

(a)	Commencement of operations was April 29, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

MIST-26

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2016, the Portfolio had open unfunded loan commitments of $1,825,218. At June 30, 2016, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $6,787,431, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Corporate Bonds & Notes in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of

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Notes to Financial Statements—June 30, 2016—(Continued)

Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

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Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (c)	$1,423,099	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$393,147
			Unrealized depreciation on futures contracts (a) (c)	1,556,440
Credit	OTC swap contracts at market value (d)	860,278	OTC swap contracts at market value (d)	5,268,495
			Unrealized depreciation on centrally cleared swap contracts (a) (b)	289,218
Foreign Exchange	OTC swap contracts at market value (d)	164,793	OTC swap contracts at market value (d)	23,219
	Unrealized appreciation on forward foreign currency exchange contracts	3,860,180	Unrealized depreciation on forward foreign currency exchange contracts	5,216,566

Total		$6,308,350		$12,747,085

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $44,082 and OTC swap interest payable of $152,797.

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Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†		Net Amount*
Barclays Bank plc	$236,176	$(236,176)	$—		$—
Citibank N.A.	380,834	(380,834)	—		—
Credit Suisse International	141,643	(141,643)	—		—
Deutsche Bank AG	3,434,913	(3,434,913)	—		—
Goldman Sachs Bank USA	243,712	—	(220,000	)(1)	23,712
JPMorgan Chase Bank N.A.	447,973	(447,973)	—		—

	$4,885,251	$(4,641,539)	$(220,000)		$23,712

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,335,162	$(236,176)	$(1,098,986)	$—
Citibank N.A.	2,373,126	(380,834)	(1,992,292)	—
Credit Suisse International	439,418	(141,643)	(210,000)	87,775
Deutsche Bank AG	4,145,669	(3,434,913)	(710,756)	—
HSBC Bank plc	64,304	—	—	64,304
JPMorgan Chase Bank N.A.	1,752,818	(447,973)	(1,190,000)	114,845
Morgan Stanley & Co. LLC	397,783	—	—	397,783

	$10,508,280	$(4,641,539)	$(5,202,034)	$664,707

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(1)	Collateral was received in a segragated account in the counterparty’s name at the custodian.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$—	$(23,323)	$(23,323)
Forward foreign currency transactions	—	—	(938,668)	(938,668)
Futures contracts	(1,958,000)	—	—	(1,958,000)
Swap contracts	(1,119,697)	(569,598)	19,471	(1,669,824)
Written options	—	—	(20,417)	(20,417)

	$(3,077,697)	$(569,598)	$(962,937)	$(4,610,232)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$—	$(15,360)	$(15,360)
Forward foreign currency transactions	—	—	(3,559,627)	(3,559,627)
Futures contracts	(258,614)	—	—	(258,614)
Swap contracts	(547,399)	(2,710,874)	(69,002)	(3,327,275)
Written options	—	—	5,920	5,920

	$(806,013)	$(2,710,874)	$(3,638,069)	$(7,154,956)

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Notes to Financial Statements—June 30, 2016—(Continued)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$8,900,000
Forward foreign currency transactions	144,112,833
Futures contracts long	136,153,774
Futures contracts short	(75,800,000)
Swap contracts	194,233,900
Written options	(1,600,000)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2016:

Call Options	Notional Amount*	Premium Received
Options outstanding December 31, 2015	1,600,000	$7,360
Options written	3,200,000	26,178
Options bought back	(3,200,000)	(18,921)
Options expired	(1,600,000)	(14,617)

Options outstanding June 30, 2016	—	$—

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions

MIST-33

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$120,674,669	$143,319,544	$146,918,266	$468,424,160

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$3,245,820	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

MIST-34

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Management Fee Waiver - For the period May 1, 2016 to April 30, 2017, MetLife Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Templeton International Bond Portfolio, a series of the Trust.

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$50,499,620	$31,617,987	$—	$—	$50,499,620	$31,617,987

MIST-35

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$34,407,450	$—	$(45,286,823)	$(48,566,057)	$(59,445,430)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the accumulated short-term capital losses were $14,608,251 and the accumulated long-term capital losses were $33,957,806.

MIST-36

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed By Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the Met/Templeton International Bond Portfolio returned -3.36% and -3.48%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (WGBI) ex-U.S.1, returned 13.50%.

MARKET ENVIRONMENT / CONDITIONS

Global markets experienced periods of heightened volatility during the six-month period, as declines in oil prices and concerns about economic conditions in China and growth across the globe appeared at times to have negative effects on investor sentiment.

During the first two months of the year, markets appeared to regard emerging economies as being in near-crisis condition, reacting as if conditions were worse than the 2008 global financial crisis or the Asian financial crisis of 1997 and 1998. However, several emerging market economies were in far better shape, in our assessment, with larger foreign reserves and more diversified, growing economies. Over the final weeks of February, risk appetites returned and several local-currency markets rallied, creating a positive trend for global markets that largely carried into March and April, and through much of the remaining months of the period. During the second half of the period, a number of emerging markets recovered from the extraordinarily low valuation levels of January and February to achieve what we viewed as compelling positive appreciation for the full six-month period.

The U.S. Federal Reserve (the “Fed”) passed on raising rates at its January, March, April and June meetings, while indicating that rate hikes would likely be more gradual than previously envisioned. The 10-year U.S. Treasury yield declined from 2.27% at the beginning of the period to 1.78% by the end of March. The result of the Fed’s dovishness was an implicit easing of policy, as markets essentially eliminated previously priced-in rate hikes for 2016. Consequently, the U.S. dollar weakened as the Japanese yen and the euro notably strengthened. Given U.S. labor market strength and underlying inflation pressures, we anticipated that the Fed would ultimately have to make a firmer commitment to rate hikes that would fortify the divergences in monetary policies between the easings of the European Central Bank and the Bank of Japan and the tightening of the Fed.

In May, market expectations for U.S. interest rate hikes increased sharply after hawkish-sounding comments were released in the Fed meeting minutes on May 18. However, those sentiments proved temporary, as the 10-year Treasury yield declined to 1.60% on June 15, the same day that the Fed announced rates would remain unchanged at 0.25%. Yields temporarily surged higher in the week after the Fed’s meeting due to growing expectations for a rate hike in the second half of 2016. However, the U.K.’s June 23rd referendum vote to leave the European Union (“Brexit”) quickly altered global market sentiments and risk aversion escalated sharply, driving yields significantly lower as investors sought perceived safe havens amid the growing uncertainties surrounding Brexit. Nonetheless, a number of emerging market currencies rallied in the final weeks of the period, culminating in positive appreciations in a select number of markets such as Brazil, Indonesia and Malaysia.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On a relative basis, the Portfolio’s underperformance was primarily attributable to currency positions followed by interest rate strategies. Sovereign credit exposures had a largely neutral effect on relative return. Among currencies, the strategy’s underweighted positions in the Japanese yen and the euro detracted from relative performance. However, overweight currency positions in Asia ex-Japan and Latin America contributed to relative returns, as did an underweight exposure to the British pound. The strategy maintained an overall underweight duration position, and select underweighted duration exposures in Europe detracted from relative performance, as did underweighted duration exposures in Japan and the U.S. However, select duration exposures in Latin America and Asia ex-Japan contributed to relative return.

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed By Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

We continued to position the Portfolio for rising rates by maintaining a low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we believe have solid underlying fundamentals and prudent fiscal, monetary and financial policies. When investing globally, investment opportunities may take time to materialize, which may require weathering short-term volatility as the longer term investing theses develop. During the period we shifted out of markets that we were previously contrarian on to reallocate to positions that we believe have fundamentally attractive valuations for the medium term ahead. We also maintained our exposures to several of our strongest investment convictions and added to those types of positions as prices became cheaper during periods of heightened volatility. Despite the persistence of volatility during the period, we remained encouraged by the vast set of what we considered fundamentally attractive valuations across the global bond and currency markets. At period end, we remained positioned for depreciation of the euro and yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

Michael Hasenstab

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX (“WGBI”) EX-U.S.

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
Met/Templeton International Bond Portfolio
Class A	-3.36	-7.09	0.60	4.48
Class B	-3.48	-7.33	0.35	4.22
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	13.50	13.85	0.31	2.94

1 The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Countries

% of Net Assets
United States	25.8
Mexico	21.7
South Korea	15.2
Malaysia	10.0
Brazil	4.8
Indonesia	4.7
Philippines	4.6
Ukraine	4.4
Poland	4.2
Serbia	1.8

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A	Actual	0.70%	$1,000.00	$966.40	$3.42
	Hypothetical*	0.70%	$1,000.00	$1,021.38	$3.52

Class B	Actual	0.95%	$1,000.00	$965.20	$4.64
	Hypothetical*	0.95%	$1,000.00	$1,020.14	$4.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Foreign Government—73.7% of Net Assets

Security Description	Principal Amount*	Value

Brazil—4.8%
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/18 (BRL)	10,440,000	$2,710,698
Brazil Notas do Tesouro Nacional
6.000%, 08/15/16 (BRL) (a)	3,245,000	2,918,687
6.000%, 08/15/18 (BRL) (a)	4,225,000	3,781,145
6.000%, 05/15/19 (BRL) (a)	2,420,000	2,163,999
6.000%, 08/15/20 (BRL) (a)	430,000	383,068
6.000%, 08/15/22 (BRL) (a)	6,930,000	6,138,165
6.000%, 05/15/23 (BRL) (a)	1,070,000	950,075
6.000%, 08/15/24 (BRL) (a)	1,140,000	1,017,668
6.000%, 05/15/45 (BRL) (a)	6,400,000	5,719,640
10.000%, 01/01/17 (BRL)	49,680,000	15,190,963
10.000%, 01/01/19 (BRL)	6,700,000	1,994,962
10.000%, 01/01/21 (BRL)	31,015,000	9,003,271
10.000%, 01/01/23 (BRL)	8,350,000	2,378,727
10.000%, 01/01/25 (BRL)	4,810,000	1,345,154
10.000%, 01/01/27 (BRL)	13,370,000	3,701,225

		59,397,447

Indonesia—4.7%
Indonesia Treasury Bonds
5.625%, 05/15/23 (IDR)	96,951,000,000	6,510,807
7.000%, 05/15/22 (IDR)	81,607,000,000	5,987,573
8.250%, 07/15/21 (IDR)	37,100,000,000	2,922,809
8.375%, 03/15/24 (IDR)	81,624,000,000	6,514,475
8.375%, 09/15/26 (IDR)	19,458,000,000	1,562,210
8.375%, 03/15/34 (IDR)	49,720,000,000	3,988,889
9.000%, 03/15/29 (IDR)	9,426,000,000	789,751
10.000%, 09/15/24 (IDR)	186,070,000,000	15,942,562
10.000%, 02/15/28 (IDR)	34,960,000,000	3,094,263
10.250%, 07/15/22 (IDR)	31,762,000,000	2,711,707
11.500%, 09/15/19 (IDR)	7,238,000,000	614,108
12.800%, 06/15/21 (IDR)	78,179,000,000	7,224,089
12.900%, 06/15/22 (IDR)	1,823,000,000	172,905

		58,036,148

Lithuania—0.5%
Lithuania Government International Bond
7.375%, 02/11/20 (144A)	5,140,000	6,065,200

Malaysia—10.0%
Bank Negara Malaysia Monetary Notes
2.941%, 10/18/16 (MYR) (b)	5,620,000	1,383,181
2.942%, 10/11/16 (MYR) (b)	7,250,000	1,785,282
2.942%, 10/06/16 (MYR) (b)	1,870,000	460,652
2.951%, 09/15/16 (MYR) (b)	14,350,000	3,540,519
2.959%, 07/19/16 (MYR) (b)	5,620,000	1,392,447
2.959%, 07/05/16 (MYR) (b)	10,040,000	2,490,201
2.972%, 09/22/16 (MYR) (b)	12,560,000	3,097,253
Malaysia Government Bonds
3.172%, 07/15/16 (MYR)	41,288,000	10,242,333
3.260%, 03/01/18 (MYR)	5,043,000	1,261,579
3.314%, 10/31/17 (MYR)	27,310,000	6,825,434
3.394%, 03/15/17 (MYR)	119,020,000	29,682,670
3.814%, 02/15/17 (MYR)	11,870,000	2,964,152
4.012%, 09/15/17 (MYR)	20,756,000	5,217,867

Malaysia—(Continued)
Malaysia Government Bonds
4.240%, 02/07/18 (MYR)	23,840,000	$6,054,426
4.262%, 09/15/16 (MYR)	180,173,000	44,840,173
Malaysia Treasury Bills
2.456%, 01/20/17 (MYR) (b)	9,450,000	2,309,562
2.958%, 08/05/16 (MYR) (b)	4,050,000	1,002,251

		124,549,982

Mexico—21.7%
Mexican Bonos
4.750%, 06/14/18 (MXN)	52,660,000	2,874,907
5.000%, 06/15/17 (MXN)	457,300,000	25,150,518
7.250%, 12/15/16 (MXN)	311,355,000	17,247,989
7.750%, 12/14/17 (MXN)	950,800,000	54,476,466
Mexican Udibonos
2.500%, 12/10/20 (MXN) (a)	13,315,994	737,201
3.500%, 12/14/17 (MXN) (a)	24,595,870	1,384,468
4.000%, 06/13/19 (MXN) (a)	16,868,370	977,362
Mexico Cetes
3.430%, 08/04/16 (MXN) (b)	2,103,428,000	11,462,199
3.473%, 07/07/16 (MXN) (b)	4,023,624,000	21,991,936
3.613%, 12/08/16 (MXN) (b)	3,078,043,000	16,519,108
3.677%, 07/21/16 (MXN) (b)	3,218,778,000	17,566,478
3.768%, 08/18/16 (MXN) (b)	2,036,655,000	11,081,846
3.804%, 10/13/16 (MXN) (b)	4,258,969,000	23,015,958
3.890%, 10/27/16 (MXN) (b)	1,422,169,000	7,672,418
3.938%, 09/29/16 (MXN) (b)	811,520,000	4,392,916
3.965%, 08/25/16 (MXN) (b)	1,076,910,000	5,855,323
3.976%, 03/30/17 (MXN) (b)	1,172,171,000	6,206,767
3.978%, 09/01/16 (MXN) (b)	1,879,082,000	10,209,248
4.004%, 02/02/17 (MXN) (b)	1,818,861,000	9,696,719
4.015%, 09/15/16 (MXN) (b)	224,263,000	1,215,905
4.031%, 11/10/16 (MXN) (b)	340,060,000	1,831,381
4.134%, 11/24/16 (MXN) (b)	672,790,000	3,616,919
4.228%, 03/02/17 (MXN) (b)	1,082,697,000	5,752,536
4.290%, 05/25/17 (MXN) (b)	1,808,559,000	9,511,120

		270,447,688

Peru—0.1%
Peru Government Bond
7.840%, 08/12/20 (PEN)	5,663,000	1,884,015

Philippines—4.6%
Philippine Government Bonds
2.125%, 05/23/18 (PHP)	412,159,000	8,709,860
2.875%, 05/22/17 (PHP)	97,980,000	2,095,061
3.875%, 11/22/19 (PHP)	590,300,000	12,986,726
5.000%, 08/18/18 (PHP)	124,310,000	2,779,764
5.875%, 01/31/18 (PHP)	44,290,000	989,675
Philippine Treasury Bills
1.185%, 08/24/16 (PHP) (b)	31,460,000	667,185
1.191%, 09/14/16 (PHP) (b)	11,020,000	233,540
1.271%, 08/03/16 (PHP) (b)	45,240,000	960,310
1.288%, 07/20/16 (PHP) (b)	366,970,000	7,793,618
1.304%, 02/22/17 (PHP) (b)	42,280,000	889,488

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Philippines—(Continued)
Philippine Treasury Bills
1.304%, 11/02/16 (PHP) (b)	152,170,000	$3,217,637
1.305%, 03/15/17 (PHP) (b)	22,030,000	463,188
1.345%, 01/18/17 (PHP) (b)	560,080,000	11,817,121
1.453%, 05/03/17 (PHP) (b)	164,430,000	3,450,138
1.484%, 06/07/17 (PHP) (b)	470,000	9,827
1.511%, 12/07/16 (PHP) (b)	15,090,000	318,599

		57,381,737

Poland—4.2%
Poland Government Bonds
Zero Coupon, 07/25/16 (PLN)	107,520,000	27,224,001
1.750%, 01/25/17 (PLN) (c)	28,518,000	7,235,943
1.750%, 01/25/21 (PLN) (c)	28,929,000	7,226,567
4.750%, 10/25/16 (PLN)	38,260,000	9,791,014
4.750%, 04/25/17 (PLN)	1,320,000	342,993

		51,820,518

Portugal—1.0%
Portugal Government International Bond
5.125%, 10/15/24 (144A)	11,910,000	11,906,546

Serbia—1.8%
Serbia International Bonds
4.875%, 02/25/20 (144A)	2,400,000	2,474,784
5.250%, 11/21/17 (144A)	1,720,000	1,778,122
7.250%, 09/28/21 (144A)	16,260,000	18,613,310

		22,866,216

Slovenia—0.0%
Slovenia Government International Bond
5.500%, 10/26/22 (144A)	496,000	563,109

South Korea—15.2%
Korea Monetary Stabilization Bonds
1.520%, 09/09/16 (KRW)	2,370,700,000	2,059,126
1.530%, 10/08/16 (KRW)	6,485,400,000	5,634,255
1.560%, 08/09/16 (KRW)	10,378,600,000	9,013,123
1.560%, 10/02/17 (KRW)	37,369,200,000	32,563,518
1.570%, 07/09/16 (KRW)	10,130,600,000	8,795,693
1.570%, 01/09/17 (KRW)	1,094,900,000	952,074
1.610%, 11/09/16 (KRW)	12,475,400,000	10,844,181
1.700%, 08/02/17 (KRW)	8,336,400,000	7,271,612
1.960%, 02/02/17 (KRW)	275,400,000	240,097
2.070%, 12/02/16 (KRW)	10,448,300,000	9,102,063
2.220%, 10/02/16 (KRW)	1,595,700,000	1,388,675
2.460%, 08/02/16 (KRW)	9,348,700,000	8,124,802
Korea Treasury Bonds
1.375%, 09/10/21 (KRW)	872,900,000	760,597
1.500%, 06/10/19 (KRW)	11,606,700,000	10,148,096
1.750%, 12/10/18 (KRW)	6,400,500,000	5,623,221
2.000%, 12/10/17 (KRW)	22,392,700,000	19,646,360
2.000%, 03/10/21 (KRW)	28,364,060,000	25,410,046
2.750%, 09/10/19 (KRW)	1,504,000,000	1,365,748
3.000%, 12/10/16 (KRW)	34,321,540,000	30,023,906

		188,967,193

Sri Lanka—0.7%
Sri Lanka Government Bonds
6.400%, 08/01/16 (LKR)	56,200,000	384,903
6.400%, 10/01/16 (LKR)	35,400,000	241,190
7.500%, 08/15/18 (LKR)	25,830,000	165,232
8.000%, 06/15/17 (LKR)	13,890,000	93,266
8.000%, 11/15/18 (LKR)	243,630,000	1,558,931
8.000%, 11/01/19 (LKR)	13,890,000	86,190
8.250%, 03/01/17 (LKR)	540,000	3,660
8.500%, 04/01/18 (LKR)	170,110,000	1,121,851
8.500%, 06/01/18 (LKR)	1,410,000	9,255
8.500%, 07/15/18 (LKR)	45,000,000	294,558
9.000%, 05/01/21 (LKR)	3,530,000	21,719
9.250%, 05/01/20 (LKR)	55,880,000	354,644
10.600%, 07/01/19 (LKR)	340,660,000	2,287,563
10.600%, 09/15/19 (LKR)	55,760,000	373,574
11.000%, 08/01/21 (LKR)	219,060,000	1,454,047
11.200%, 07/01/22 (LKR)	26,640,000	176,659

		8,627,242

Ukraine—4.4%
Ukraine Government International Bonds
Zero Coupon, 05/31/40 (144A) (c)	12,785,000	4,141,701
7.750%, 09/01/19 (144A)	1,626,785	1,602,708
7.750%, 09/01/20 (144A)	6,665,000	6,516,371
7.750%, 09/01/21 (144A)	6,429,000	6,253,488
7.750%, 09/01/22 (144A)	6,429,000	6,215,236
7.750%, 09/01/23 (144A)	6,206,000	5,974,516
7.750%, 09/01/24 (144A)	6,206,000	5,940,694
7.750%, 09/01/25 (144A)	6,206,000	5,912,456
7.750%, 09/01/26 (144A)	6,206,000	5,881,426
7.750%, 09/01/27 (144A)	6,095,000	5,760,994
Ukreximbank Via Biz Finance plc
9.750%, 01/22/25 (144A)	1,330,000	1,266,825

		55,466,415

Total Foreign Government (Cost $954,460,492)		917,979,456

Short-Term Investments—25.8%

Discount Note—12.1%
Federal Home Loan Bank
0.010%, 07/01/16 (b)	150,100,000	150,100,000

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—13.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $170,933,645 on 07/01/16, collateralized by $168,865,000 U.S. Treasury Note at 1.625% due 07/31/20 with a value of $174,353,113.	170,933,503	$170,933,503

Total Short-Term Investments (Cost $321,033,503)		321,033,503

Total Investments—99.5% (Cost $1,275,493,995) (d)		1,239,012,959
Other assets and liabilities (net)—0.5%		6,344,523

Net Assets—100.0%		$1,245,357,482

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents current yield to maturity.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,275,493,995. The aggregate unrealized appreciation and depreciation of investments were $19,658,106 and $(56,139,142), respectively, resulting in net unrealized depreciation of $(36,481,036).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $96,867,486, which is 7.8% of net assets.
(BRL)—	Brazilian Real
(IDR)—	Indonesian Rupiah
(KRW)—	South Korean Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty

Top Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Global Government Investment Grade	26.4%
Global Government High Yield	47.3%

73.7%

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	533,066,500	Morgan Stanley & Co.	07/05/16	USD	764,472	$40,916
CLP	67,982,000	Deutsche Bank AG	07/07/16	USD	99,912	2,780
CLP	296,547,000	Deutsche Bank AG	07/11/16	USD	433,580	14,212
CLP	317,298,500	Morgan Stanley & Co.	07/11/16	USD	464,675	14,452
CLP	635,908,000	Morgan Stanley & Co.	07/11/16	USD	942,407	17,826
CLP	296,547,000	Deutsche Bank AG	07/14/16	USD	436,195	11,473
CLP	93,075,000	Deutsche Bank AG	07/18/16	USD	137,370	3,085
CLP	5,003,232,000	Deutsche Bank AG	07/21/16	USD	7,258,424	289,608
CLP	1,155,000,000	Barclays Bank plc	07/22/16	USD	1,694,169	48,140
CLP	91,925,000	Deutsche Bank AG	07/25/16	USD	135,075	3,555
CLP	29,117,000	Deutsche Bank AG	07/28/16	USD	43,210	689
CLP	141,690,000	Deutsche Bank AG	07/28/16	USD	209,554	4,067
CLP	533,066,500	Morgan Stanley & Co.	07/29/16	USD	787,767	15,843
CLP	526,016,000	Morgan Stanley & Co.	08/03/16	USD	752,365	40,254
CLP	422,600,000	Morgan Stanley & Co.	08/04/16	USD	635,259	1,470
CLP	67,982,000	Deutsche Bank AG	08/08/16	USD	102,229	164
CLP	101,783,000	Deutsche Bank AG	08/09/16	USD	150,233	3,057
CLP	986,595,000	Morgan Stanley & Co.	08/16/16	USD	1,432,901	52,081
CLP	96,622,000	Deutsche Bank AG	08/17/16	USD	141,477	3,942
CLP	986,595,000	Morgan Stanley & Co.	08/18/16	USD	1,418,826	65,905
CLP	113,400,000	Morgan Stanley & Co.	08/22/16	USD	162,267	8,332
CLP	246,100,000	JPMorgan Chase Bank N.A.	08/23/16	USD	348,559	21,642
CLP	46,749,000	Citibank N.A.	08/31/16	USD	67,231	3,045
CLP	120,169,000	Deutsche Bank AG	08/31/16	USD	171,940	8,704
CLP	108,963,000	Deutsche Bank AG	09/02/16	USD	156,804	6,968
CLP	248,948,000	Deutsche Bank AG	09/02/16	USD	357,992	16,177

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	9,313,680,000	JPMorgan Chase Bank N.A.	09/06/16	USD	13,301,457	$692,293
CLP	526,016,000	Morgan Stanley & Co.	09/06/16	USD	750,219	40,117
CLP	46,326,000	JPMorgan Chase Bank N.A.	09/09/16	USD	67,473	2,113
CLP	96,622,000	Deutsche Bank AG	09/12/16	USD	142,269	2,825
CLP	687,600,000	JPMorgan Chase Bank N.A.	09/13/16	USD	1,004,221	28,231
CLP	4,881,841,000	Deutsche Bank AG	09/20/16	USD	7,018,173	307,360
CLP	124,410,000	Deutsche Bank AG	09/30/16	USD	180,737	5,778
CLP	296,547,000	Deutsche Bank AG	10/12/16	USD	443,501	587
EUR	1,005,008	Barclays Bank plc	07/01/16	USD	1,115,961	(653)
EUR	18,572,421	Barclays Bank plc	07/06/16	USD	20,606,101	5,329
IDR	894,320,000,000	JPMorgan Chase Bank N.A.	03/14/17	USD	63,880,000	1,205,020
IDR	133,413,773,145	JPMorgan Chase Bank N.A.	03/15/17	USD	9,570,572	137,622
INR	16,661,000	Deutsche Bank AG	07/27/16	USD	247,324	(1,420)
INR	163,760,484	Deutsche Bank AG	07/29/16	USD	2,425,686	(9,541)
INR	228,261,000	HSBC Bank plc	07/29/16	USD	3,380,843	(13,049)
INR	69,899,500	HSBC Bank plc	08/05/16	USD	1,039,710	(9,656)
INR	110,978,417	Deutsche Bank AG	08/09/16	USD	1,644,965	(10,692)
INR	1,228,565,000	HSBC Bank plc	08/16/16	USD	18,190,803	(120,723)
INR	2,900,000,000	HSBC Bank plc	08/18/16	USD	42,822,821	(183,503)
INR	14,658,000	JPMorgan Chase Bank N.A.	08/23/16	USD	215,019	315
KRW	14,000,000,000	Citibank N.A.	11/21/16	USD	12,078,337	64,405
MXN	260,397,780	HSBC Bank plc	10/07/16	USD	15,152,620	(1,043,180)
MYR	54,230,000	JPMorgan Chase Bank N.A.	07/27/16	USD	13,851,852	(420,107)
MYR	7,610,828	HSBC Bank plc	08/08/16	USD	1,898,435	(14,867)
MYR	21,469,000	HSBC Bank plc	10/04/16	USD	5,414,218	(121,356)
SGD	1,398,000	HSBC Bank plc	08/17/16	USD	993,957	43,420

Contracts to Deliver
AUD	13,227,000	Citibank N.A.	09/14/16	USD	9,528,466	(310,970)
AUD	23,199,000	JPMorgan Chase Bank N.A.	11/16/16	USD	16,967,749	(252,172)
AUD	16,989,000	JPMorgan Chase Bank N.A.	11/16/16	USD	12,425,755	(184,669)
AUD	5,331,000	Citibank N.A.	11/21/16	USD	3,859,111	(97,252)
AUD	13,389,000	JPMorgan Chase Bank N.A.	12/12/16	USD	9,528,670	(400,733)
AUD	19,754,000	JPMorgan Chase Bank N.A.	12/13/16	USD	14,576,773	(72,470)
AUD	13,314,000	Citibank N.A.	12/14/16	USD	9,827,330	(45,777)
AUD	6,655,000	JPMorgan Chase Bank N.A.	12/14/16	USD	4,764,181	(170,889)
AUD	190,000	Citibank N.A.	12/16/16	USD	139,520	(1,367)
AUD	383,100	Citibank N.A.	12/20/16	USD	281,123	(2,910)
AUD	960,000	JPMorgan Chase Bank N.A.	03/17/17	USD	699,840	(9,845)
AUD	29,844,000	JPMorgan Chase Bank N.A.	03/20/17	USD	21,941,309	(118,837)
CLP	533,066,500	Morgan Stanley & Co.	07/05/16	USD	789,436	(15,953)
CLP	67,982,000	Deutsche Bank AG	07/07/16	USD	102,460	(233)
CLP	296,547,000	Deutsche Bank AG	07/11/16	USD	446,944	(848)
EUR	1,005,008	Barclays Bank plc	07/01/16	USD	1,147,943	32,635
EUR	14,641,000	Barclays Bank plc	07/06/16	USD	16,046,536	(201,855)
EUR	3,931,421	Barclays Bank plc	07/06/16	USD	4,392,274	29,234
EUR	10,266,434	Deutsche Bank AG	07/07/16	USD	11,085,387	(308,548)
EUR	3,548,416	Barclays Bank plc	07/11/16	USD	4,046,997	108,352
EUR	8,070,000	Deutsche Bank AG	07/11/16	USD	9,181,320	223,840
EUR	1,069,000	JPMorgan Chase Bank N.A.	07/13/16	USD	1,219,943	33,298
EUR	1,069,000	JPMorgan Chase Bank N.A.	07/13/16	USD	1,222,995	36,350
EUR	4,853,000	Deutsche Bank AG	07/15/16	USD	5,470,884	83,400
EUR	12,261,000	JPMorgan Chase Bank N.A.	07/15/16	USD	13,387,663	(223,699)
EUR	651,717	Barclays Bank plc	07/18/16	USD	732,905	9,330
EUR	7,408,999	Goldman Sachs & Co.	07/18/16	USD	8,312,600	86,688
EUR	3,696,678	HSBC Bank plc	07/18/16	USD	4,178,632	74,360

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	3,870,000	Morgan Stanley & Co.	07/18/16	USD	4,272,480	$(24,225)
EUR	13,037,000	Barclays Bank plc	07/19/16	USD	14,280,730	(194,268)
EUR	2,080,000	Barclays Bank plc	07/20/16	USD	2,323,318	13,805
EUR	913,000	Barclays Bank plc	07/21/16	USD	1,001,027	(12,754)
EUR	274,083	JPMorgan Chase Bank N.A.	07/21/16	USD	311,454	7,117
EUR	281,896	UBS AG, Stamford	07/21/16	USD	321,577	8,564
EUR	989,372	Bank of America N.A.	07/22/16	USD	1,124,886	26,262
EUR	685,747	Barclays Bank plc	07/22/16	USD	778,981	17,510
EUR	4,966,000	Morgan Stanley & Co.	07/22/16	USD	5,428,583	(85,794)
EUR	868,325	Barclays Bank plc	07/25/16	USD	975,711	11,391
EUR	609,000	Deutsche Bank AG	07/25/16	USD	671,569	(4,757)
EUR	12,323,000	JPMorgan Chase Bank N.A.	07/25/16	USD	13,416,543	(268,780)
EUR	3,529,000	Deutsche Bank AG	07/27/16	USD	3,981,171	61,741
EUR	7,388,500	Bank of America N.A.	07/28/16	USD	8,393,632	187,400
EUR	840,650	Citibank N.A.	07/28/16	USD	953,692	20,002
EUR	799,500	Citibank N.A.	07/28/16	USD	882,836	(5,150)
EUR	692,175	Citibank N.A.	07/28/16	USD	784,909	16,127
EUR	7,388,500	Bank of America N.A.	07/29/16	USD	8,392,893	186,353
EUR	4,150,100	Bank of America N.A.	07/29/16	USD	4,605,532	(4,059)
EUR	3,630,000	Barclays Bank plc	07/29/16	USD	4,024,363	(7,543)
EUR	1,858,400	Citibank N.A.	07/29/16	USD	2,032,474	(31,684)
EUR	9,760,000	Deutsche Bank AG	07/29/16	USD	10,690,616	(149,991)
EUR	205,485	Deutsche Bank AG	07/29/16	USD	228,191	(45)
EUR	1,620,000	HSBC Bank plc	07/29/16	USD	1,797,390	(1,973)
EUR	1,005,008	Barclays Bank plc	08/01/16	USD	1,117,207	801
EUR	4,170,000	Bank of America N.A.	08/03/16	USD	4,777,569	145,006
EUR	18,572,421	Barclays Bank plc	08/05/16	USD	20,627,868	(6,274)
EUR	146,322	Barclays Bank plc	08/05/16	USD	161,522	(1,043)
EUR	5,009,000	Citibank N.A.	08/05/16	USD	5,540,705	(24,343)
EUR	5,009,000	HSBC Bank plc	08/05/16	USD	5,529,435	(35,613)
EUR	1,362,600	JPMorgan Chase Bank N.A.	08/05/16	USD	1,504,344	(9,518)
EUR	1,865,900	Citibank N.A.	08/09/16	USD	2,139,795	66,483
EUR	7,580,000	Goldman Sachs & Co.	08/09/16	USD	8,671,672	249,081
EUR	649,410	Citibank N.A.	08/10/16	USD	713,279	(8,343)
EUR	1,943,000	Deutsche Bank AG	08/11/16	USD	2,144,965	(14,164)
EUR	1,623,000	Morgan Stanley & Co.	08/11/16	USD	1,854,951	51,417
EUR	2,440,000	Goldman Sachs & Co.	08/12/16	USD	2,786,956	75,452
EUR	17,552,000	Standard Chartered Bank	08/12/16	USD	20,055,266	550,218
EUR	4,186,153	Deutsche Bank AG	08/15/16	USD	4,797,122	144,696
EUR	650,000	Morgan Stanley & Co.	08/15/16	USD	733,892	11,492
EUR	1,911,000	Standard Chartered Bank	08/15/16	USD	2,185,897	62,042
EUR	1,912,000	JPMorgan Chase Bank N.A.	08/16/16	USD	2,161,640	36,601
EUR	650,000	Morgan Stanley & Co.	08/17/16	USD	728,774	6,325
EUR	2,341,000	Barclays Bank plc	08/18/16	USD	2,620,691	18,676
EUR	86,267	Deutsche Bank AG	08/19/16	USD	97,873	1,984
EUR	1,313,000	Deutsche Bank AG	08/22/16	USD	1,464,494	4,901
EUR	1,287,000	Deutsche Bank AG	08/23/16	USD	1,446,459	15,721
EUR	1,154,000	Goldman Sachs & Co.	08/24/16	USD	1,300,027	17,100
EUR	1,115,456	Bank of America N.A.	08/26/16	USD	1,249,977	9,816
EUR	92,448,039	Deutsche Bank AG	08/29/16	USD	103,387,878	594,018
EUR	5,318,000	Goldman Sachs & Co.	08/29/16	USD	5,948,289	35,154
EUR	5,010,000	Standard Chartered Bank	08/31/16	USD	5,632,593	61,550
EUR	720,000	Deutsche Bank AG	09/02/16	USD	787,392	(13,291)
EUR	1,516,100	Deutsche Bank AG	09/06/16	USD	1,653,155	(33,066)
EUR	1,380,000	Deutsche Bank AG	09/06/16	USD	1,547,146	12,296
EUR	10,839,830	Citibank N.A.	09/09/16	USD	12,347,650	290,006
EUR	714,000	HSBC Bank plc	09/09/16	USD	813,314	19,099

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	2,023,000	Morgan Stanley & Co.	09/09/16	USD	2,305,963	$55,687
EUR	263,000	Standard Chartered Bank	09/09/16	USD	299,573	7,026
EUR	2,021,800	Deutsche Bank AG	09/13/16	USD	2,298,079	48,770
EUR	1,529,000	Bank of America N.A.	09/15/16	USD	1,724,360	23,166
EUR	462,068	Citibank N.A.	09/15/16	USD	521,652	7,546
EUR	225,000	JPMorgan Chase Bank N.A.	09/16/16	USD	253,540	3,191
EUR	4,440,000	Deutsche Bank AG	10/03/16	USD	5,033,184	89,516
EUR	2,310,000	JPMorgan Chase Bank N.A.	10/07/16	USD	2,610,046	37,593
EUR	3,012,496	Deutsche Bank AG	10/11/16	USD	3,416,170	60,887
EUR	3,220,000	Goldman Sachs & Co.	10/11/16	USD	3,648,646	62,247
EUR	3,821,000	HSBC Bank plc	10/13/16	USD	4,333,434	77,319
EUR	1,079,000	JPMorgan Chase Bank N.A.	10/13/16	USD	1,234,505	32,635
EUR	2,313,904	Barclays Bank plc	10/27/16	USD	2,576,011	(2,786)
EUR	92,609	Deutsche Bank AG	11/04/16	USD	103,148	(95)
EUR	1,618,000	Deutsche Bank AG	11/09/16	USD	1,778,991	(25,145)
EUR	9,537,000	Citibank N.A.	11/14/16	USD	10,308,162	(328,042)
EUR	1,525,000	Deutsche Bank AG	11/14/16	USD	1,660,451	(40,316)
EUR	413,121	JPMorgan Chase Bank N.A.	11/14/16	USD	446,466	(14,270)
EUR	309,733	Deutsche Bank AG	11/17/16	USD	336,593	(8,879)
EUR	1,340,000	JPMorgan Chase Bank N.A.	12/15/16	USD	1,491,326	(4,916)
EUR	13,187,000	Barclays Bank plc	01/11/17	USD	14,516,645	(223,488)
EUR	8,953,000	Standard Chartered Bank	01/13/17	USD	9,850,091	(158,171)
EUR	12,208,000	JPMorgan Chase Bank N.A.	01/19/17	USD	13,520,421	(129,769)
EUR	670,000	Deutsche Bank AG	01/23/17	USD	739,948	(9,322)
EUR	8,440,000	Deutsche Bank AG	02/03/17	USD	9,312,021	(130,695)
EUR	3,073,000	Barclays Bank plc	02/08/17	USD	3,482,093	43,317
EUR	6,590,000	Goldman Sachs & Co.	02/09/17	USD	7,438,792	64,097
EUR	419,000	HSBC Bank plc	02/10/17	USD	471,476	2,565
EUR	2,938,000	Barclays Bank plc	02/13/17	USD	3,366,654	78,290
EUR	900,000	Goldman Sachs & Co.	02/13/17	USD	1,024,740	17,413
EUR	1,022,000	Goldman Sachs & Co.	02/16/17	USD	1,165,458	21,445
EUR	446,000	Standard Chartered Bank	02/16/17	USD	508,186	8,939
EUR	3,298,000	Barclays Bank plc	02/22/17	USD	3,704,808	12,184
EUR	1,120,359	Bank of America N.A.	02/28/17	USD	1,249,290	(5,427)
EUR	1,673,320	Deutsche Bank AG	02/28/17	USD	1,867,676	(6,316)
JPY	296,207,000	Deutsche Bank AG	07/07/16	USD	2,503,948	(364,635)
JPY	596,690,000	Barclays Bank plc	07/11/16	USD	5,587,325	(191,923)
JPY	554,560,000	Barclays Bank plc	07/15/16	USD	4,718,053	(653,795)
JPY	360,500,000	JPMorgan Chase Bank N.A.	07/15/16	USD	3,064,330	(427,721)
JPY	183,890,000	HSBC Bank plc	07/19/16	USD	1,565,754	(215,750)
JPY	248,150,000	Standard Chartered Bank	07/19/16	USD	2,129,257	(274,790)
JPY	353,334,000	Citibank N.A.	07/25/16	USD	2,872,681	(551,007)
JPY	544,000,000	JPMorgan Chase Bank N.A.	07/25/16	USD	4,422,045	(849,132)
JPY	411,460,000	Barclays Bank plc	07/29/16	USD	3,368,550	(618,849)
JPY	342,205,982	Deutsche Bank AG	07/29/16	USD	2,903,151	(413,118)
JPY	408,503,000	Citibank N.A.	08/10/16	USD	3,306,833	(653,377)
JPY	105,370,000	Barclays Bank plc	08/12/16	USD	854,277	(167,290)
JPY	196,520,000	JPMorgan Chase Bank N.A.	08/16/16	USD	1,751,180	(154,327)
JPY	109,360,000	JPMorgan Chase Bank N.A.	08/16/16	USD	981,481	(78,901)
JPY	338,124,000	Deutsche Bank AG	08/18/16	USD	2,746,475	(532,263)
JPY	639,006,000	HSBC Bank plc	08/22/16	USD	5,185,895	(1,011,219)
JPY	457,974,000	JPMorgan Chase Bank N.A.	08/22/16	USD	3,716,220	(725,236)
JPY	151,705,000	Barclays Bank plc	08/24/16	USD	1,237,600	(233,735)
JPY	149,920,000	Deutsche Bank AG	08/24/16	USD	1,334,996	(119,027)
JPY	446,759,000	JPMorgan Chase Bank N.A.	08/26/16	USD	3,792,167	(541,063)
JPY	256,658,000	Deutsche Bank AG	08/29/16	USD	2,157,697	(331,927)
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/29/16	USD	2,050,589	(316,415)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	468,190,000	Barclays Bank plc	08/31/16	USD	4,176,911	$(364,888)
JPY	150,260,000	JPMorgan Chase Bank N.A.	08/31/16	USD	1,257,390	(200,246)
JPY	488,094,000	HSBC Bank plc	09/01/16	USD	4,334,760	(400,270)
JPY	578,374,700	Barclays Bank plc	09/09/16	USD	5,123,847	(488,646)
JPY	109,701,956	Citibank N.A.	09/16/16	USD	971,089	(93,791)
JPY	383,980,000	Barclays Bank plc	09/20/16	USD	3,178,906	(549,081)
JPY	109,297,635	Barclays Bank plc	09/20/16	USD	916,657	(144,492)
JPY	465,903,000	Citibank N.A.	09/23/16	USD	4,201,109	(322,875)
JPY	200,950,000	Morgan Stanley & Co.	09/23/16	USD	1,812,761	(138,492)
JPY	250,376,450	Barclays Bank plc	09/26/16	USD	2,233,460	(198,066)
JPY	160,844,000	Deutsche Bank AG	09/26/16	USD	1,449,541	(112,492)
JPY	55,370,000	JPMorgan Chase Bank N.A.	10/19/16	USD	471,479	(66,779)
JPY	698,590,000	Barclays Bank plc	10/24/16	USD	5,882,492	(909,985)
JPY	94,232,353	Citibank N.A.	11/09/16	USD	782,921	(133,918)
JPY	229,154,000	Citibank N.A.	11/14/16	USD	1,883,096	(346,931)
JPY	8,128,806,420	Goldman Sachs & Co.	11/14/16	USD	66,807,532	(12,298,494)
JPY	157,477,000	HSBC Bank plc	11/14/16	USD	1,293,074	(239,424)
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/14/16	USD	759,487	(141,335)
JPY	119,300,000	Morgan Stanley & Co.	11/16/16	USD	982,823	(178,249)
JPY	93,849,000	Standard Chartered Bank	11/16/16	USD	866,871	(46,503)
JPY	306,357,000	Deutsche Bank AG	11/18/16	USD	2,522,765	(459,062)
JPY	425,961,000	Citibank N.A.	11/21/16	USD	3,494,491	(651,977)
JPY	379,208,000	Citibank N.A.	11/21/16	USD	3,496,938	(194,418)
JPY	79,941,000	HSBC Bank plc	11/25/16	USD	735,022	(43,283)
JPY	427,709,000	Bank of America N.A.	11/28/16	USD	3,915,422	(249,268)
JPY	350,622,000	Standard Chartered Bank	11/28/16	USD	3,216,789	(197,289)
JPY	693,100,000	HSBC Bank plc	12/09/16	USD	6,483,630	(268,300)
JPY	895,640,000	Citibank N.A.	12/12/16	USD	8,437,216	(288,869)
JPY	210,400,000	Deutsche Bank AG	12/13/16	USD	1,988,695	(61,285)
JPY	635,480,000	HSBC Bank plc	12/13/16	USD	6,000,755	(190,886)
JPY	588,770,000	JPMorgan Chase Bank N.A.	12/13/16	USD	5,557,396	(179,138)
JPY	930,530,000	HSBC Bank plc	12/16/16	USD	8,840,300	(227,214)
JPY	174,225,000	Goldman Sachs & Co.	01/10/17	USD	1,487,120	(212,369)
JPY	44,450,000	Citibank N.A.	01/17/17	USD	381,722	(51,994)
JPY	133,330,000	Standard Chartered Bank	01/17/17	USD	1,141,534	(159,420)
JPY	55,370,000	JPMorgan Chase Bank N.A.	01/19/17	USD	478,261	(62,051)
JPY	105,570,000	Deutsche Bank AG	01/23/17	USD	914,620	(115,726)
JPY	359,980,000	Goldman Sachs & Co.	01/27/17	USD	3,073,009	(440,919)
JPY	189,600,000	JPMorgan Chase Bank N.A.	01/27/17	USD	1,618,590	(232,182)
JPY	2,961,408,150	Deutsche Bank AG	01/30/17	USD	25,285,247	(3,626,007)
JPY	443,025,359	HSBC Bank plc	01/31/17	USD	3,783,308	(541,983)
JPY	218,400,000	Citibank N.A.	02/16/17	USD	1,982,031	(151,644)
JPY	109,070,000	Citibank N.A.	02/16/17	USD	965,413	(100,154)
JPY	105,370,000	Deutsche Bank AG	02/16/17	USD	930,091	(99,329)
JPY	156,373,020	Goldman Sachs & Co.	02/16/17	USD	1,406,068	(121,630)
JPY	133,761,000	Goldman Sachs & Co.	02/16/17	USD	1,182,993	(123,795)
JPY	164,870,000	HSBC Bank plc	02/16/17	USD	1,463,365	(147,345)
JPY	164,783,000	JPMorgan Chase Bank N.A.	02/16/17	USD	1,455,179	(154,681)
JPY	54,700,000	Barclays Bank plc	02/27/17	USD	494,709	(39,931)
JPY	300,880,000	HSBC Bank plc	02/27/17	USD	2,716,970	(223,844)
JPY	144,240,000	HSBC Bank plc	02/27/17	USD	1,302,481	(107,327)
JPY	36,614,000	Deutsche Bank AG	03/01/17	USD	329,047	(28,850)
JPY	338,400,000	JPMorgan Chase Bank N.A.	03/03/17	USD	3,035,685	(272,402)
JPY	159,900,000	HSBC Bank plc	03/06/17	USD	1,423,865	(139,460)
JPY	109,471,259	JPMorgan Chase Bank N.A.	03/24/17	USD	994,506	(76,585)
JPY	66,105,000	JPMorgan Chase Bank N.A.	03/31/17	USD	590,244	(56,730)
JPY	100,800,000	Citibank N.A.	04/13/17	USD	947,368	(39,710)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	177,260,000	Bank of America N.A.	04/18/17	USD	1,648,266	$(87,910)
JPY	104,580,000	JPMorgan Chase Bank N.A.	04/20/17	USD	976,776	(47,622)
JPY	733,680,000	JPMorgan Chase Bank N.A.	04/21/17	USD	6,803,318	(383,642)
JPY	791,049,590	Morgan Stanley & Co.	05/15/17	USD	7,395,648	(361,202)
JPY	796,134,720	Citibank N.A.	05/16/17	USD	7,414,181	(392,865)
JPY	8,630,050	Bank of America N.A.	05/18/17	USD	80,489	(4,146)
JPY	8,617,300	Citibank N.A.	05/18/17	USD	80,331	(4,179)
JPY	8,604,125	Bank of America N.A.	05/19/17	USD	79,927	(4,458)
JPY	8,634,400	HSBC Bank plc	05/19/17	USD	80,208	(4,473)
JPY	8,627,500	Bank of America N.A.	05/22/17	USD	79,843	(4,781)
JPY	275,190,000	JPMorgan Chase Bank N.A.	05/22/17	USD	2,554,892	(144,361)
JPY	462,800,000	Citibank N.A.	06/08/17	USD	4,384,070	(158,677)
JPY	119,465,000	Citibank N.A.	06/16/17	USD	1,145,848	(27,195)
JPY	248,300,000	JPMorgan Chase Bank N.A.	06/16/17	USD	2,380,553	(57,538)
JPY	929,100,000	Deutsche Bank AG	06/19/17	USD	8,896,272	(227,851)
JPY	599,020,000	Citibank N.A.	06/20/17	USD	5,836,268	(46,592)
JPY	930,710,000	Deutsche Bank AG	06/22/17	USD	9,043,043	(98,060)
JPY	811,652,000	Barclays Bank plc	06/30/17	USD	8,048,430	73,955
KRW	17,622,000,000	Goldman Sachs & Co.	09/07/16	USD	14,732,882	(555,275)
KRW	8,193,000,000	Citibank N.A.	09/19/16	USD	6,761,575	(345,841)
KRW	11,175,000,000	HSBC Bank plc	09/19/16	USD	9,153,834	(540,463)
KRW	13,944,000,000	HSBC Bank plc	09/26/16	USD	11,986,075	(109,819)
KRW	14,010,000,000	HSBC Bank plc	09/28/16	USD	11,954,945	(198,056)
KRW	19,207,000,000	HSBC Bank plc	10/18/16	USD	16,588,505	(71,537)
KRW	6,255,000,000	HSBC Bank plc	11/02/16	USD	5,417,226	(8,172)
KRW	8,216,000,000	Citibank N.A.	11/14/16	USD	7,027,929	(98,220)
KRW	5,503,000,000	Citibank N.A.	11/16/16	USD	4,703,017	(69,993)
KRW	15,389,000,000	HSBC Bank plc	11/17/16	USD	13,117,675	(229,901)
KRW	8,488,000,000	HSBC Bank plc	11/18/16	USD	7,231,523	(130,489)
KRW	27,933,000,000	Citibank N.A.	11/21/16	USD	23,619,990	(607,381)
KRW	7,690,000,000	Deutsche Bank AG	11/23/16	USD	6,536,837	(132,973)
KRW	14,004,000,000	HSBC Bank plc	11/25/16	USD	11,748,322	(397,797)
KRW	12,505,000,000	HSBC Bank plc	12/02/16	USD	10,552,743	(293,102)
KRW	4,392,000,000	HSBC Bank plc	12/02/16	USD	3,706,329	(102,943)
KRW	6,146,000,000	Citibank N.A.	12/15/16	USD	5,229,748	(100,674)
KRW	7,689,000,000	Deutsche Bank AG	12/20/16	USD	6,539,489	(129,114)
KRW	18,617,000,000	HSBC Bank plc	04/25/17	USD	16,332,851	186,977
KRW	5,187,000,000	HSBC Bank plc	04/26/17	USD	4,526,376	27,872
MXN	260,397,780	HSBC Bank plc	10/07/16	USD	15,235,959	1,126,519
MYR	54,230,000	JPMorgan Chase Bank N.A.	07/27/16	USD	12,647,659	(784,085)
MYR	7,610,828	HSBC Bank plc	08/08/16	USD	1,774,086	(109,483)
SGD	1,398,000	HSBC Bank plc	08/17/16	USD	979,499	(57,877)

Cross Currency Contracts to Buy
EUR	25,975,127	JPMorgan Chase Bank N.A.	07/08/16	MYR	116,701,051	(112,517)
IDR	40,930,000,000	JPMorgan Chase Bank N.A.	01/19/17	AUD	4,043,268	2,813
IDR	17,930,000,000	JPMorgan Chase Bank N.A.	01/19/17	AUD	1,771,214	1,232
MYR	116,701,051	JPMorgan Chase Bank N.A.	07/08/16	EUR	24,574,333	1,667,204
MYR	44,900,000	JPMorgan Chase Bank N.A.	10/11/16	JPY	1,258,241,680	(1,162,641)
MYR	48,436,950	JPMorgan Chase Bank N.A.	10/11/16	JPY	1,357,358,337	(1,254,226)
MYR	10,283,480	Deutsche Bank AG	10/17/16	EUR	2,123,633	167,483
MYR	116,701,051	JPMorgan Chase Bank N.A.	11/08/16	EUR	25,804,544	(59,338)

Net Unrealized Depreciation						$(42,251,688)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Receive	3M LIBOR	3.018%	08/22/23	JPMorgan Chase Bank N.A.	USD	26,870,000	$(3,457,075)	$—	$(3,457,075)
Receive	3M LIBOR	3.848%	08/22/43	JPMorgan Chase Bank N.A.	USD	15,360,000	(7,106,871)	—	(7,106,871)

Totals							$(10,563,946)	$—	$(10,563,946)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Receive	3M LIBOR	0.926%	10/17/17	USD	74,980,000	$(228,277)
Receive	3M LIBOR	1.817%	02/03/25	USD	8,640,000	(382,251)
Receive	3M LIBOR	1.914%	01/22/25	USD	35,110,000	(1,839,715)
Receive	3M LIBOR	1.937%	01/29/25	USD	6,480,000	(352,036)
Receive	3M LIBOR	1.942%	01/30/25	USD	5,480,000	(299,640)
Receive	3M LIBOR	1.970%	01/23/25	USD	43,890,000	(2,501,001)
Receive	3M LIBOR	1.973%	01/27/25	USD	25,900,000	(1,483,671)
Receive	3M LIBOR	2.731%	07/07/24	USD	14,050,000	(1,628,599)

Net Unrealized Depreciation						$(8,715,190)

(AUD)—	Australian Dollar
(CLP)—	Chilean Peso
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)
Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$917,979,456	$—	$917,979,456
Short-Term Investments
Discount Note	—	150,100,000	—	150,100,000
Repurchase Agreement	—	170,933,503	—	170,933,503
Total Short-Term Investments	—	321,033,503	—	321,033,503
Total Investments	$—	$1,239,012,959	$—	$1,239,012,959

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$10,995,384	$—	$10,995,384
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(53,247,072)	—	(53,247,072)
Total Forward Contracts	$—	$(42,251,688)	$—	$(42,251,688)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(8,715,190)	$—	$(8,715,190)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(10,563,946)	$—	$(10,563,946)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$1,068,079,456
Repurchase Agreement	170,933,503
Cash	1,650,000
Cash denominated in foreign currencies (b)	1,136,643
Cash collateral (c)	50,829,066
Unrealized appreciation on forward foreign currency exchange contracts	10,995,384
Receivable for:
Investments sold	228,986
Open OTC swap contracts cash collateral	1,060,000
Fund shares sold	19,590
Interest	8,218,590
Interest on OTC swap contracts	30,054
Variation margin on centrally cleared swap contracts	171,629
Prepaid expenses	7,865

Total Assets	1,313,360,766
Liabilities
OTC swap contracts at market value	10,563,946
Unrealized depreciation on forward foreign currency exchange contracts	53,247,072
Payables for:
Open OTC swap contracts cash collateral	1,330,000
Fund shares redeemed	133,853
Foreign taxes	525,443
Interest on OTC swap contracts	494,590
Accrued Expenses:
Management fees	606,498
Distribution and service fees	11,096
Deferred trustees’ fees	86,413
Other expenses	1,004,373

Total Liabilities	68,003,284

Net Assets	$1,245,357,482

Net Assets Consist of:
Paid in surplus	$1,405,945,010
Undistributed net investment income	6,963,755
Accumulated net realized loss	(69,022,171)
Unrealized depreciation on investments, swap contracts and foreign currency transactions (d)	(98,529,112)

Net Assets	$1,245,357,482

Net Assets
Class A	$1,190,865,722
Class B	54,491,760
Capital Shares Outstanding*
Class A	124,032,102
Class B	5,723,186
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.60
Class B	9.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,104,560,492.
(b)	Identified cost of cash denominated in foreign currencies was $1,145,532.
(c)	Includes collateral of $43,290,000 for forward foreign currency exchange contracts and OTC swap contracts and $7,539,066 for centrally cleared swap contracts.
(d)	Includes foreign capital gains tax of $525,443.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest (a)	$22,105,047
Securities lending income	6,113

Total investment income	22,111,160
Expenses
Management fees	3,789,130
Administration fees	18,607
Custodian and accounting fees	499,823
Distribution and service fees—Class B	68,228
Audit and tax services	48,696
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	17,957
Insurance	4,587
Miscellaneous	9,067

Total expenses	4,485,361

Net Investment Income	17,625,799

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(37,466,487)
Swap contracts	(1,689,967)
Foreign currency transactions	(25,178,220)

Net realized loss	(64,334,674)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	65,796,306
Swap contracts	(14,705,732)
Foreign currency transactions	(49,132,053)

Net change in unrealized appreciation	1,958,521

Net realized and unrealized loss	(62,376,153)

Net Decrease in Net Assets From Operations	$(44,750,354)

(a)	Net of foreign withholding taxes of $813,551.
(b)	Includes change in foreign capital gains tax of $(139,640).

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,625,799	$36,516,111
Net realized gain (loss)	(64,334,674)	27,130,534
Net change in unrealized appreciation (depreciation)	1,958,521	(119,956,350)

Decrease in net assets from operations	(44,750,354)	(56,309,705)

From Distributions to Shareholders
Net investment income
Class A	0	(113,703,758)
Class B	0	(5,086,439)
Net realized capital gains
Class A	(3,094,469)	(2,445,242)
Class B	(143,425)	(113,032)

Total distributions	(3,237,894)	(121,348,471)

Increase (decrease) in net assets from capital share transactions	(49,139,308)	75,459,255

Total decrease in net assets	(97,127,556)	(102,198,921)

Net Assets
Beginning of period	1,342,485,038	1,444,683,959

End of period	$1,245,357,482	$1,342,485,038

Accumulated undistributed net investment income (loss)
End of period	$6,963,755	$(10,662,044)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,117,682	$20,380,965	1,800,842	$20,326,213
Reinvestments	327,111	3,094,469	11,200,482	116,149,000
Redemptions	(7,362,678)	(71,303,083)	(6,014,249)	(62,576,295)

Net increase (decrease)	(4,917,885)	$(47,827,649)	6,987,075	$73,898,918

Class B
Sales	323,253	$3,102,694	576,984	$6,204,799
Reinvestments	15,274	143,425	504,313	5,199,471
Redemptions	(475,176)	(4,557,778)	(929,002)	(9,843,933)

Net increase (decrease)	(136,649)	$(1,311,659)	152,295	$1,560,337

Increase (decrease) derived from capital shares transactions		$(49,139,308)		$75,459,255

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.96		$11.32	$11.72	$11.88	$11.54	$12.45

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.28	0.30	0.43	0.43	0.50
Net realized and unrealized gain (loss) on investments	(0.46)		(0.69)	(0.14)	(0.28)	1.15	(0.47)

Total from investment operations	(0.33)		(0.41)	0.16	0.15	1.58	0.03

Less Distributions
Distributions from net investment income	0.00		(0.93)	(0.56)	(0.26)	(1.24)	(0.92)
Distributions from net realized capital gains	(0.03)		(0.02)	0.00	(0.05)	0.00	(0.02)

Total distributions	(0.03)		(0.95)	(0.56)	(0.31)	(1.24)	(0.94)

Net Asset Value, End of Period	$9.60		$9.96	$11.32	$11.72	$11.88	$11.54

Total Return (%) (b)	(3.36	)(c)	(3.95)	1.41	1.27	14.64	(0.06)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	(d)	0.73	0.73	0.72	0.73	0.74
Ratio of net investment income to average net assets (%)	2.80	(d)	2.58	2.56	3.69	3.78	4.09
Portfolio turnover rate (%)	17	(c)	47	28	37	35	46
Net assets, end of period (in millions)	$1,190.9		$1,284.5	$1,380.5	$1,251.2	$1,048.6	$926.3

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.89		$11.24	$11.64	$11.80	$11.48	$12.41

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.25	0.26	0.40	0.40	0.46
Net realized and unrealized gain (loss) on investments	(0.46)		(0.68)	(0.13)	(0.27)	1.14	(0.46)

Total from investment operations	(0.34)		(0.43)	0.13	0.13	1.54	0.00

Less Distributions
Distributions from net investment income	0.00		(0.90)	(0.53)	(0.24)	(1.22)	(0.91)
Distributions from net realized capital gains	(0.03)		(0.02)	0.00	(0.05)	0.00	(0.02)

Total distributions	(0.03)		(0.92)	(0.53)	(0.29)	(1.22)	(0.93)

Net Asset Value, End of Period	$9.52		$9.89	$11.24	$11.64	$11.80	$11.48

Total Return (%) (b)	(3.48	)(c)	(4.16)	1.14	1.04	14.29	(0.33)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.95	(d)	0.98	0.98	0.97	0.98	0.99
Ratio of net investment income to average net assets (%)	2.56	(d)	2.33	2.31	3.44	3.53	3.81
Portfolio turnover rate (%)	17	(c)	47	28	37	35	46
Net assets, end of period (in millions)	$54.5		$58.0	$64.2	$70.6	$76.3	$67.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations, net operating losses, swap transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-19

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $170,933,503, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MIST-20

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter (“OTC”) market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

MIST-21

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			OTC swap contracts at market value (a)	$10,563,946
			Unrealized depreciation on centrally cleared swap contracts (b) (c)	8,715,190
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$10,995,384	Unrealized depreciation on forward foreign currency exchange contracts	53,247,072

Total		$10,995,384		$72,526,208

(a)	Excludes OTC swap interest receivable of $30,054 and OTC swap interest payable of $494,590.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

MIST-22

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$578,003	$(360,049)	$—	$217,954
Barclays Bank plc	502,949	(502,949)	—	—
Citibank N.A.	467,614	(467,614)	—	—
Deutsche Bank AG	2,194,284	(2,194,284)	—	—
Goldman Sachs & Co.	628,677	(628,677)	—	—
HSBC Bank plc	1,558,131	(1,558,131)	—	—
JPMorgan Chase Bank N.A.	3,945,270	(3,945,270)	—	—
Morgan Stanley & Co.	422,117	(422,117)	—	—
Standard Chartered Bank	689,775	(689,775)	—	—
UBS AG, Stamford	8,564	—	—	8,564

	$10,995,384	$(10,768,866)	$—	$226,518

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$360,049	$(360,049)	$—	$—
Barclays Bank plc	5,211,345	(502,949)	(4,708,396)	—
Citibank N.A.	6,288,120	(467,614)	(5,820,506)	—
Deutsche Bank AG	7,619,083	(2,194,284)	—	5,424,799
Goldman Sachs & Co.	13,752,482	(628,677)	(13,123,805)	—
HSBC Bank plc	7,554,337	(1,558,131)	—	5,996,206
JPMorgan Chase Bank N.A.	21,385,514	(3,945,270)	(16,865,000)	575,244
Morgan Stanley & Co.	803,915	(422,117)	—	381,798
Standard Chartered Bank	836,173	(689,775)	—	146,398

	$63,811,018	$(10,768,866)	$(40,517,707)	$12,524,445

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(22,126,519)	$(22,126,519)
Swap contracts	(1,689,967)	—	(1,689,967)

	$(1,689,967)	$(22,126,519)	$(23,816,486)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(49,214,143)	$(49,214,143)
Swap contracts	(14,705,732)	—	(14,705,732)

	$(14,705,732)	$(49,214,143)	$(63,919,875)

MIST-23

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,437,864,820
Swap contracts	256,760,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government

MIST-24

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$112,249,151	$0	$194,195,189

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $3,789,130.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee.

MIST-25

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$118,597,789	$63,602,293	$2,750,682	$—	$121,348,471	$63,602,293

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$3,074,828	$(115,592,173)	$—	$(112,517,345)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-26

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Met/Wellington Large Cap Research Portfolio returned 1.57%, 1.38%, and 1.48%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 3.84%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose during the first half of 2016, notwithstanding significant volatility during the period. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Federal Reserve (the “Fed”) helped to calm the market’s early year jitters. The Federal Open Market Committee’s (the “FOMC”) March statement surprised many market participants with its dovish tone. The FOMC lowered its inflation forecast for 2016 and suggested only two rate hikes this year, down from four, implied back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.”

Stocks continued to climb during the second quarter of 2016, ending June with a 3.8% year-to-date gain, as measured by the S&P 500 Index. A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally. The continued rebound of oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. The Fed remained a focal point as firm U.S. inflation data and hawkish commentary from several FOMC members during May raised market expectations of a summer rate hike. However, the U.K.’s vote to leave the European Union (“Brexit”) took center stage late in the quarter, overshadowing the lower probability of a near-term interest rate hike by the Fed following the disappointing payroll report in early June. At its June meeting, the Fed left rates unchanged and reduced its U.S. growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments. Fed chair Janet Yellen also explicitly mentioned the uncertainty surrounding the U.K.’s European Union referendum as a factor in the decision. After plunging 5.3% in the two trading days following the Brexit, U.S. stocks staged an impressive 4.9% comeback in the final three days of the quarter, further evidence that the 7-year-old bull market remains intact.

Returns varied noticeably by market-cap, as mid- and large-cap stocks outperformed small-cap stocks, as measured by the S&P Midcap 400 Index, the S&P 500 Index, and the Russell 2000 Index, respectively, though all three groups posted positive returns during the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the S&P 500 Index, for the six month period ended June 30, 2016. Given the industry-neutral structure of the Portfolio, stock selection was the primary driver of the relative underperformance. In particular, selection within the Financials, Information Technology, and Consumer Staples sectors detracted most from relative results. This was partially offset by stronger stock selection within the Industrials, Consumer Discretionary, and Health Care sectors.

The Portfolio’s exposure to Santander Consumer and Bank of America weighed on relative results, as did not owning several large benchmark constituents including Exxon Mobil and AT&T. Santander is a consumer finance company. The stock came under pressure during the period as investors became more sensitive to the company’s sub-prime auto loan portfolio, given the deterioration in macro sentiment. We continue to believe the business model will become less capital intensive and returns on investment will expand over time. We also believe that the company is well supported by their parent company and the stock is trading at a valuation level that is very compelling. As of the end of the period we maintained a position in the stock.

The Portfolio’s holdings in Newfield Exploration and Marsh & McLennan were among the stocks that contributed most to relative performance during the period. Not owning benchmark constituent Citigroup also aided relative results. Newfield Exploration is a U.S.-based oil and gas exploration and production company with key positions in the Anadarko Basin. The company increased its second quarter and full year 2016 production guidance, driven by strong production in the Anadarko Basin, benefiting the stock price. We are encouraged by Newfield’s improving oil well results and operating efficiencies, and increased our position over the quarter.

The Portfolio is generally industry-neutral relative to the benchmark. On an absolute basis, the Portfolio’s largest exposures were to the Software & Services, Health Care Equipment & Services, Capital Goods, and Food, Beverage & Tobacco industries at the end of the period. The Portfolio increased its exposure modestly to the Health Care Equipment & Services, Utilities, and Food, Beverage & Tobacco industries, with marginal decreases in its exposure to the Banks and Consumer Services industries. The Portfolio had no exposure to the Telecommunication Services sector as the analyst

MIST-1

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

covering these stocks prefers the broadband cable companies, which are categorized within the Consumer Discretionary sector.

Cheryl M. Duckworth

Mark D. Mandel

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX & THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[3]
Met/Wellington Large Cap Research Portfolio
Class A	1.57	2.01	10.79	6.38	—
Class B	1.38	1.68	10.50	—	4.87
Class E	1.48	1.85	10.62	—	4.98
S&P 500 Index	3.84	3.99	12.09	7.42	—
Russell 1000 Index	3.74	2.93	11.88	7.51	—

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

3 Inception dates of the Class A, Class B and Class E shares are 3/23/1998, 4/30/2007 and 4/30/2007, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Alphabet, Inc.- Class A	2.6
Amazon.com, Inc.	2.5
Apple, Inc.	2.0
Medtronic plc	2.0
Wells Fargo & Co.	1.8
Comcast Corp.- Class A	1.8
PepsiCo, Inc.	1.6
Microsoft Corp.	1.6
Bank of America Corp.	1.5
Altria Group, Inc.	1.5

Top Sectors

% of Net Assets
Information Technology	17.7
Financials	16.6
Health Care	16.3
Consumer Discretionary	12.1
Consumer Staples	11.3
Industrials	10.2
Utilities	5.3
Energy	5.2
Materials	3.8

MIST-3

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.52%	$1,000.00	$1,015.70	$2.61
	Hypothetical*	0.52%	$1,000.00	$1,022.28	$2.61

Class B(a)	Actual	0.77%	$1,000.00	$1,013.80	$3.86
	Hypothetical*	0.77%	$1,000.00	$1,021.03	$3.87

Class E(a)	Actual	0.67%	$1,000.00	$1,014.80	$3.36
	Hypothetical*	0.67%	$1,000.00	$1,021.53	$3.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.8%
Boeing Co. (The)	95,140	$12,355,832
General Dynamics Corp.	84,520	11,768,565
Honeywell International, Inc.	260,927	30,351,028
Lockheed Martin Corp.	88,162	21,879,163
Northrop Grumman Corp.	55,206	12,271,190

		88,625,778

Air Freight & Logistics—0.5%
FedEx Corp.	47,702	7,240,209
XPO Logistics, Inc. (a) (b)	147,280	3,867,573

		11,107,782

Airlines—0.2%
American Airlines Group, Inc.	55,157	1,561,495
Southwest Airlines Co.	54,510	2,137,337

		3,698,832

Banks—4.2%
Bank of America Corp.	2,642,660	35,068,098
PNC Financial Services Group, Inc. (The)	255,521	20,796,854
Wells Fargo & Co.	889,015	42,077,080

		97,942,032

Beverages—4.7%
Anheuser-Busch InBev S.A. (ADR)	52,897	6,965,477
Coca-Cola Co. (The)	159,154	7,214,451
Constellation Brands, Inc. - Class A	58,500	9,675,900
Dr Pepper Snapple Group, Inc.	106,147	10,256,985
Molson Coors Brewing Co. - Class B	118,241	11,957,712
Monster Beverage Corp. (a)	152,776	24,552,631
PepsiCo, Inc.	346,885	36,748,997

		107,372,153

Biotechnology—1.5%
Aduro Biotech, Inc. (a) (b)	22,200	251,082
Alkermes plc (a) (b)	91,306	3,946,245
Alnylam Pharmaceuticals, Inc. (a) (b)	12,520	694,735
Bluebird Bio, Inc. (a) (b)	21,390	925,973
Celgene Corp. (a)	69,330	6,838,018
Chiasma, Inc. (a) (b)	59,570	172,157
Dicerna Pharmaceuticals, Inc. (a) (b)	57,968	173,904
GlycoMimetics, Inc. (a) (b)	108,511	788,875
Incyte Corp. (a)	52,680	4,213,346
Ironwood Pharmaceuticals, Inc. (a) (b)	147,969	1,934,695
Karyopharm Therapeutics, Inc. (a) (b)	101,622	681,884
Nivalis Therapeutics, Inc. (a) (b)	81,810	376,326
Novavax, Inc. (a) (b)	220,250	1,601,218
Otonomy, Inc. (a) (b)	68,439	1,086,811
PTC Therapeutics, Inc. (a) (b)	70,790	496,946
Regeneron Pharmaceuticals, Inc. (a)	15,338	5,356,490
Regulus Therapeutics, Inc. (a) (b)	76,840	222,068
Syndax Pharmaceuticals, Inc. (a) (b)	57,780	569,133
TESARO, Inc. (a) (b)	31,250	2,626,562
Trevena, Inc. (a) (b)	168,677	1,062,665

		34,019,133

Building Products—0.1%
Fortune Brands Home & Security, Inc. (b)	42,970	2,490,971

Capital Markets—0.8%
BlackRock, Inc.	14,860	5,089,996
Evercore Partners, Inc. - Class A	47,960	2,119,352
Invesco, Ltd.	127,948	3,267,792
Legg Mason, Inc.	80,100	2,362,149
Northern Trust Corp.	79,720	5,282,247
WisdomTree Investments, Inc. (b)	146,350	1,432,767

		19,554,303

Chemicals—1.7%
Cabot Corp.	109,470	4,998,400
Celanese Corp. - Series A	139,763	9,147,488
Dow Chemical Co. (The)	205,621	10,221,420
Monsanto Co.	47,180	4,878,884
Mosaic Co. (The) (b)	118,280	3,096,570
Sherwin-Williams Co. (The)	23,619	6,936,192

		39,278,954

Communications Equipment—0.3%
Arista Networks, Inc. (a)	118,910	7,655,426

Construction Materials—0.7%
CRH plc (ADR)	129,020	3,816,412
Martin Marietta Materials, Inc. (b)	24,670	4,736,640
Summit Materials, Inc. - Class A (a)	143,318	2,932,286
Vulcan Materials Co.	43,250	5,205,570

		16,690,908

Consumer Finance—2.1%
American Express Co.	343,748	20,886,129
Capital One Financial Corp.	171,180	10,871,642
Santander Consumer USA Holdings, Inc. (a) (b)	1,540,810	15,916,567

		47,674,338

Containers & Packaging—1.0%
Ball Corp. (b)	160,241	11,583,822
International Paper Co.	204,220	8,654,843
Owens-Illinois, Inc. (a)	135,060	2,432,431

		22,671,096

Diversified Financial Services—0.8%
Bats Global Markets, Inc. (a)	36,600	940,254
Intercontinental Exchange, Inc.	20,047	5,131,230
MarketAxess Holdings, Inc.	15,120	2,198,448
Markit, Ltd. (a)	71,226	2,321,968
MSCI, Inc.	26,804	2,067,124
S&P Global, Inc.	51,750	5,550,705

		18,209,729

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—3.6%
Avangrid, Inc. (b)	228,550	$10,527,013
Duke Energy Corp.	109,800	9,419,742
Edison International	127,010	9,864,867
Eversource Energy	78,610	4,708,739
Exelon Corp.	216,880	7,885,757
NextEra Energy, Inc.	190,840	24,885,536
PG&E Corp.	187,271	11,970,362
Pinnacle West Capital Corp.	49,910	4,045,704

		83,307,720

Electrical Equipment—0.7%
AMETEK, Inc.	151,860	7,020,488
Eaton Corp. plc	155,240	9,272,485

		16,292,973

Electronic Equipment, Instruments & Components—0.1%
National Instruments Corp.	109,350	2,996,190

Energy Equipment & Services—0.8%
Baker Hughes, Inc.	106,360	4,800,027
Ensco plc - Class A	68,560	665,718
Forum Energy Technologies, Inc. (a)	106,530	1,844,034
Halliburton Co.	37,394	1,693,574
Patterson-UTI Energy, Inc. (b)	116,735	2,488,790
Tenaris S.A. (ADR)	71,670	2,066,963
Tesco Corp. (b)	220,920	1,477,955
Weatherford International plc (a) (b)	440,760	2,446,218

		17,483,279

Food & Staples Retailing—1.3%
Costco Wholesale Corp.	107,709	16,914,621
Walgreens Boots Alliance, Inc.	149,900	12,482,173

		29,396,794

Food Products—1.6%
Mondelez International, Inc. - Class A	576,503	26,236,651
Post Holdings, Inc. (a) (b)	122,459	10,126,135

		36,362,786

Gas Utilities—0.2%
UGI Corp.	120,540	5,454,435

Health Care Equipment & Supplies—5.0%
Abbott Laboratories	92,588	3,639,634
Baxter International, Inc.	207,057	9,363,117
Becton Dickinson & Co.	62,117	10,534,422
Boston Scientific Corp. (a)	670,610	15,672,156
ConforMIS, Inc. (a) (b)	140,400	985,608
Medtronic plc	537,666	46,653,279
St. Jude Medical, Inc.	168,440	13,138,320
Stryker Corp. (b)	132,400	15,865,492

		115,852,028

Health Care Providers & Services—3.9%
Aetna, Inc.	107,740	13,158,286
Cardinal Health, Inc.	82,830	6,461,568
HCA Holdings, Inc. (a)	179,930	13,856,409
McKesson Corp.	129,475	24,166,509
UnitedHealth Group, Inc.	234,444	33,103,493

		90,746,265

Hotels, Restaurants & Leisure—0.9%
Las Vegas Sands Corp.	42,250	1,837,453
McDonald’s Corp.	82,560	9,935,270
Starbucks Corp.	148,543	8,484,776
Wingstop, Inc. (a)	5,500	149,875
Wyndham Worldwide Corp. (b)	22,498	1,602,533

		22,009,907

Household Durables—0.8%
Mohawk Industries, Inc. (a)	96,050	18,226,448

Household Products—1.2%
Colgate-Palmolive Co.	382,083	27,968,476

Industrial Conglomerates—1.8%
Danaher Corp.	337,210	34,058,210
General Electric Co.	244,760	7,705,045

		41,763,255

Insurance—5.1%
Allstate Corp. (The)	100,610	7,037,669
American International Group, Inc.	473,901	25,064,624
Assured Guaranty, Ltd.	427,365	10,842,250
Chubb, Ltd.	42,200	5,515,962
Hartford Financial Services Group, Inc. (The)	323,227	14,344,814
Marsh & McLennan Cos., Inc.	338,630	23,182,610
Principal Financial Group, Inc.	139,943	5,753,057
Prudential Financial, Inc.	149,690	10,678,885
XL Group plc	427,970	14,255,681

		116,675,552

Internet & Catalog Retail—3.0%
Amazon.com, Inc. (a)	80,072	57,301,125
Expedia, Inc. (b)	103,811	11,035,109

		68,336,234

Internet Software & Services—4.1%
Alphabet, Inc. - Class A (a)	86,691	60,989,719
Envestnet, Inc. (a)	35,260	1,174,511
Facebook, Inc. - Class A (a)	285,790	32,660,081

		94,824,311

IT Services—4.0%
Accenture plc - Class A	108,142	12,251,407
Alliance Data Systems Corp. (a)	30,948	6,063,332
Automatic Data Processing, Inc.	118,231	10,861,882

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Cognizant Technology Solutions Corp. - Class A (a)	108,158	$6,190,964
Genpact, Ltd. (a)	409,548	10,992,268
Global Payments, Inc.	189,557	13,530,579
Visa, Inc. - Class A (b)	368,120	27,303,460
WEX, Inc. (a)	61,461	5,449,747

		92,643,639

Leisure Products—0.3%
Polaris Industries, Inc. (b)	75,076	6,138,214

Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc.	68,190	10,075,754

Machinery—1.2%
Illinois Tool Works, Inc.	183,690	19,133,151
Pentair plc	168,480	9,820,699

		28,953,850

Marine—0.0%
Kirby Corp. (a) (b)	7,900	492,881

Media—4.2%
Charter Communications, Inc. - Class A (a)	138,516	31,670,298
Comcast Corp. - Class A	624,750	40,727,453
DreamWorks Animation SKG, Inc. - Class A (a) (b)	27,360	1,118,203
Interpublic Group of Cos., Inc. (The)	267,517	6,179,643
Twenty-First Century Fox, Inc. - Class A	598,643	16,193,293

		95,888,890

Metals & Mining—0.1%
Reliance Steel & Aluminum Co.	16,810	1,292,689
Steel Dynamics, Inc.	55,070	1,349,215

		2,641,904

Multi-Utilities—1.5%
Ameren Corp.	95,430	5,113,139
Dominion Resources, Inc.	193,015	15,041,659
Sempra Energy	118,350	13,494,267

		33,649,065

Oil, Gas & Consumable Fuels—4.4%
Anadarko Petroleum Corp.	42,278	2,251,303
Cobalt International Energy, Inc. (a) (b)	1,196,187	1,602,891
ConocoPhillips	66,580	2,902,888
Energen Corp.	67,760	3,266,710
Hess Corp.	33,870	2,035,587
Marathon Petroleum Corp.	137,160	5,206,594
Newfield Exploration Co. (a)	440,230	19,449,361
ONEOK, Inc. (b)	62,133	2,948,211
PBF Energy, Inc. - Class A	242,528	5,767,316
Pioneer Natural Resources Co.	201,905	30,530,055
QEP Resources, Inc.	171,940	3,031,302
Spectra Energy Corp.	206,370	7,559,333

Oil, Gas & Consumable Fuels—(Continued)
TransCanada Corp. (b)	122,350	5,532,667
Valero Energy Corp.	99,790	5,089,290
WPX Energy, Inc. (a)	452,898	4,216,480

		101,389,988

Paper & Forest Products—0.3%
Boise Cascade Co. (a)	276,062	6,335,623

Personal Products—1.1%
Coty, Inc. - Class A (b)	296,677	7,710,635
Estee Lauder Cos., Inc. (The) - Class A	188,869	17,190,857

		24,901,492

Pharmaceuticals—5.4%
Aerie Pharmaceuticals, Inc. (a) (b)	47,790	841,104
Allergan plc (a)	95,470	22,062,162
AstraZeneca plc (ADR) (b)	343,240	10,362,416
Bristol-Myers Squibb Co.	372,010	27,361,335
Eli Lilly & Co.	149,040	11,736,900
Johnson & Johnson	171,300	20,778,690
Merck & Co., Inc.	399,293	23,003,270
Mylan NV (a)	176,115	7,615,213
MyoKardia, Inc. (a) (b)	77,600	962,240

		124,723,330

Professional Services—1.3%
Equifax, Inc.	65,889	8,460,148
Nielsen Holdings plc	187,875	9,763,864
TransUnion (a)	348,910	11,667,550

		29,891,562

Real Estate Investment Trusts—3.6%
American Tower Corp.	241,749	27,465,104
AvalonBay Communities, Inc.	57,535	10,378,739
Equinix, Inc.	22,200	8,607,606
Outfront Media, Inc. (b)	297,377	7,187,602
Public Storage	28,250	7,220,417
Regency Centers Corp.	57,000	4,772,610
Simon Property Group, Inc.	77,890	16,894,341

		82,526,419

Road & Rail—0.5%
Genesee & Wyoming, Inc. - Class A (a) (b)	47,932	2,825,591
J.B. Hunt Transport Services, Inc. (b)	19,640	1,589,465
Kansas City Southern	13,084	1,178,738
Knight Transportation, Inc. (b)	97,551	2,592,906
Norfolk Southern Corp.	26,350	2,243,175
Swift Transportation Co. (a) (b)	67,580	1,041,408

		11,471,283

Semiconductors & Semiconductor Equipment—2.2%
Applied Materials, Inc.	278,170	6,667,735
Broadcom, Ltd.	62,060	9,644,124
Cavium, Inc. (a)	6,544	252,598

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
First Solar, Inc. (a) (b)	20,718	$1,004,409
Lam Research Corp.	56,976	4,789,403
Linear Technology Corp. (b)	220,470	10,258,469
MACOM Technology Solutions Holdings, Inc. (a) (b)	27,950	921,791
Microchip Technology, Inc. (b)	157,320	7,985,563
NXP Semiconductors NV (a)	42,361	3,318,561
ON Semiconductor Corp. (a)	143,000	1,261,260
Skyworks Solutions, Inc. (b)	58,816	3,721,876
SunEdison Semiconductor, Ltd. (a) (b)	104,030	616,898
SunPower Corp. (a) (b)	19,620	303,914

		50,746,601

Software—3.9%
Adobe Systems, Inc. (a)	102,830	9,850,086
Electronic Arts, Inc. (a)	209,328	15,858,689
Microsoft Corp.	706,665	36,160,048
Salesforce.com, Inc. (a)	144,960	11,511,273
ServiceNow, Inc. (a) (b)	184,320	12,238,848
SS&C Technologies Holdings, Inc. (b)	118,446	3,325,964

		88,944,908

Specialty Retail—1.5%
Advance Auto Parts, Inc.	148,707	24,035,512
L Brands, Inc. (b)	77,638	5,211,839
Ross Stores, Inc.	24,985	1,416,400
Signet Jewelers, Ltd. (b)	45,485	3,748,419

		34,412,170

Technology Hardware, Storage & Peripherals—3.1%
Apple, Inc.	488,859	46,734,920
Pure Storage, Inc. - Class A (a) (b)	760,704	8,291,674
Seagate Technology plc (b)	654,893	15,953,193

		70,979,787

Textiles, Apparel & Luxury Goods—1.5%
NIKE, Inc. - Class B	397,378	21,935,266
Under Armour, Inc. - Class A (a) (b)	102,290	4,104,898
Under Armour, Inc. - Class C (a)	103,016	3,749,784
VF Corp.	78,090	4,801,754

		34,591,702

Tobacco—1.5%
Altria Group, Inc.	499,188	34,424,004

Total Common Stocks (Cost $2,071,713,577)		2,270,511,154

Short-Term Investments—9.0%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—7.1%
State Street Navigator Securities Lending MET Portfolio (c)	163,577,846	163,577,846

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $43,215,919 on 07/01/16, collateralized by $43,810,000 Federal National Mortgage Association at 1.375% due 11/15/16 with a value of $44,083,813.	43,215,883	43,215,883

Total Short-Term Investments (Cost $206,793,729)		206,793,729

Total Investments—107.5% (Cost $2,278,507,306) (d)		2,477,304,883
Other assets and liabilities (net)—(7.5)%		(172,076,707)

Net Assets—100.0%		$2,305,228,176

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $186,333,350 and the collateral received consisted of cash in the amount of $163,577,846 and non-cash collateral with a value of $27,814,635. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $2,278,507,306. The aggregate unrealized appreciation and depreciation of investments were $308,578,594 and $(109,781,017), respectively, resulting in net unrealized appreciation of $198,797,577.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
S&P 500 E-Mini Index Futures	09/16/16	230	USD	23,565,559	$471,741

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2- other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,270,511,154	$—	$—	$2,270,511,154
Short-Term Investments
Mutual Fund	163,577,846	—	—	163,577,846
Repurchase Agreement	—	43,215,883	—	43,215,883
Total Short-Term Investments	163,577,846	43,215,883	—	206,793,729
Total Investments	$2,434,089,000	$43,215,883	$—	$2,477,304,883

Collateral for Securities Loaned (Liability)	$—	$(163,577,846)	$—	$(163,577,846)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$471,741	$—	$—	$471,741

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,477,304,883
Cash	85,837
Cash collateral for futures contracts	1,062,600
Receivable for:
Investments sold	6,929,775
Fund shares sold	14,778
Dividends and interest	2,452,580
Variation margin on futures contracts	269,100
Prepaid expenses	14,670

Total Assets	2,488,134,223
Liabilities
Collateral for securities loaned	163,577,846
Payables for:
Investments purchased	17,484,422
Fund shares redeemed	420,175
Accrued Expenses:
Management fees	914,367
Distribution and service fees	34,363
Deferred trustees’ fees	86,413
Other expenses	388,461

Total Liabilities	182,906,047

Net Assets	$2,305,228,176

Net Assets Consist of:
Paid in surplus	$2,100,938,931
Undistributed net investment income	13,930,016
Accumulated net realized loss	(8,910,683)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	199,269,912

Net Assets	$2,305,228,176

Net Assets
Class A	$2,107,407,008
Class B	123,785,597
Class E	74,035,571
Capital Shares Outstanding*
Class A	163,502,223
Class B	9,774,171
Class E	5,784,346
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.89
Class B	12.66
Class E	12.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,278,507,306.
(b)	Includes securities loaned at value of $186,333,350.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$18,329,351
Interest	4,085
Securities lending income	678,742

Total investment income	19,012,178
Expenses
Management fees	6,107,069
Administration fees	31,429
Custodian and accounting fees	63,972
Distribution and service fees—Class B	151,564
Distribution and service fees—Class E	55,023
Audit and tax services	20,240
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	114,171
Insurance	7,629
Miscellaneous	10,004

Total expenses	6,590,367
Less management fee waiver	(824,171)
Less broker commission recapture	(20,166)

Net expenses	5,746,030

Net Investment Income	13,266,148

Net Realized and Unrealized Gain
Net realized gain on:
Investments	213,942
Futures contracts	408,261
Foreign currency transactions	2,870

Net realized gain	625,073

Net change in unrealized appreciation on:
Investments	19,225,804
Futures contracts	384,629
Foreign currency transactions	560

Net change in unrealized appreciation	19,610,993

Net realized and unrealized gain	20,236,066

Net Increase in Net Assets from Operations	$33,502,214

(a)	Net of foreign withholding taxes of $35,410.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,266,148	$28,607,943
Net realized gain	625,073	159,418,606
Net change in unrealized appreciation (depreciation)	19,610,993	(76,622,641)

Increase in net assets from operations	33,502,214	111,403,908

From Distributions to Shareholders
Net investment income
Class A	(51,100,364)	(20,411,301)
Class B	(2,720,768)	(982,346)
Class E	(1,692,433)	(669,098)
Net realized capital gains
Class A	(138,998,948)	(153,228,496)
Class B	(8,322,875)	(9,879,068)
Class E	(4,949,969)	(6,044,559)

Total distributions	(207,785,357)	(191,214,868)

Increase (decrease) in net assets from capital share transactions	237,992,586	(115,421,801)

Total increase (decrease) in net assets	63,709,443	(195,232,761)

Net Assets
Beginning of period	2,241,518,733	2,436,751,494

End of period	$2,305,228,176	$2,241,518,733

Undistributed net investment income
End of period	$13,930,016	$56,177,433

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	7,929,129	$110,473,833	526,389	$7,514,108
Reinvestments	14,898,065	190,099,312	12,306,151	173,639,797
Redemptions	(5,074,241)	(68,539,464)	(19,490,744)	(282,033,428)

Net increase (decrease)	17,752,953	$232,033,681	(6,658,204)	$(100,879,523)

Class B
Sales	236,293	$3,067,477	826,315	$11,641,543
Reinvestments	880,673	11,043,643	782,523	10,861,414
Redemptions	(683,394)	(9,089,313)	(2,018,345)	(28,517,973)

Net increase (decrease)	433,572	$5,021,807	(409,507)	$(6,015,016)

Class E
Sales	55,963	$733,990	183,488	$2,619,900
Reinvestments	524,262	6,642,402	478,863	6,713,657
Redemptions	(482,272)	(6,439,294)	(1,243,097)	(17,860,819)

Net increase (decrease)	97,953	$937,098	(580,746)	$(8,527,262)

Increase (decrease) derived from capital shares transactions		$237,992,586		$(115,421,801)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.96		$14.49	$12.86	$9.71	$8.65	$8.70

Income (Loss) from Investment Operations
Net investment income(a)	0.08		0.18	0.16	0.11	0.14	0.11
Net realized and unrealized gain (loss) on investments	0.12		0.50	1.59	3.20	1.03	(0.06)

Total from investment operations	0.20		0.68	1.75	3.31	1.17	0.05

Less Distributions
Distributions from net investment income	(0.34)		(0.14)	(0.12)	(0.16)	(0.11)	(0.10)
Distributions from net realized capital gains	(0.93)		(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.27)		(1.21)	(0.12)	(0.16)	(0.11)	(0.10)

Net Asset Value, End of Period	$12.89		$13.96	$14.49	$12.86	$9.71	$8.65

Total Return (%) (b)	1.57	(c)	4.59	13.78	34.49	13.59	0.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.60	0.62	0.64	0.64
Net ratio of expenses to average net assets (%) (e)(f)	0.52	(d)	0.51	0.53	0.60	0.63	0.63
Ratio of net investment income to average net assets (%)	1.25	(d)	1.23	1.16	1.03	1.54	1.20
Portfolio turnover rate (%)	31	(c)	63	136	42	103	98
Net assets, end of period (in millions)	$2,107.4		$2,034.6	$2,207.6	$1,061.3	$873.0	$853.3

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.72		$14.25	$12.66	$9.56	$8.52	$8.58

Income (Loss) from Investment Operations
Net investment income(a)	0.07		0.14	0.12	0.09	0.12	0.09
Net realized and unrealized gain (loss) on investments	0.11		0.51	1.57	3.14	1.01	(0.07)

Total from investment operations	0.18		0.65	1.69	3.23	1.13	0.02

Less Distributions
Distributions from net investment income	(0.31)		(0.11)	(0.10)	(0.13)	(0.09)	(0.08)
Distributions from net realized capital gains	(0.93)		(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.24)		(1.18)	(0.10)	(0.13)	(0.09)	(0.08)

Net Asset Value, End of Period	$12.66		$13.72	$14.25	$12.66	$9.56	$8.52

Total Return (%) (b)	1.38	(c)	4.41	13.41	34.17	13.32	0.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.85	0.87	0.89	0.89
Net ratio of expenses to average net assets (%) (e)(f)	0.77	(d)	0.76	0.78	0.85	0.88	0.88
Ratio of net investment income to average net assets (%)	0.99	(d)	0.98	0.87	0.78	1.29	0.99
Portfolio turnover rate (%)	31	(c)	63	136	42	103	98
Net assets, end of period (in millions)	$123.8		$128.1	$139.0	$132.0	$108.1	$99.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.86		$14.39	$12.77	$9.65	$8.59	$8.65

Income (Loss) from Investment Operations
Net investment income(a)	0.07		0.15	0.13	0.10	0.13	0.09
Net realized and unrealized gain (loss) on investments	0.12		0.51	1.60	3.16	1.03	(0.06)

Total from investment operations	0.19		0.66	1.73	3.26	1.16	0.03

Less Distributions
Distributions from net investment income	(0.32)		(0.12)	(0.11)	(0.14)	(0.10)	(0.09)
Distributions from net realized capital gains	(0.93)		(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.25)		(1.19)	(0.11)	(0.14)	(0.10)	(0.09)

Net Asset Value, End of Period	$12.80		$13.86	$14.39	$12.77	$9.65	$8.59

Total Return (%) (b)	1.48	(c)	4.45	13.62	34.17	13.51	0.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	0.75	0.77	0.79	0.79
Net ratio of expenses to average net assets (%) (e)(f)	0.67	(d)	0.66	0.68	0.75	0.78	0.78
Ratio of net investment income to average net assets (%)	1.09	(d)	1.07	0.97	0.88	1.39	1.04
Portfolio turnover rate (%)	31	(c)	63	136	42	103	98
Net assets, end of period (in millions)	$74.0		$78.8	$90.2	$94.3	$81.4	$94.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on average net assets was 0.03%, 0.03% and 0.04% for the six months ended June 30, 2016 and years ended December 31, 2015 and December 31, 2014, respectively (see Note 6 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

MIST-14

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (REIT) adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-15

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $43,215,883, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MIST-16

Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$471,741

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$408,261

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$384,629

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,320

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual

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Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$724,844,511	$0	$662,405,554

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$6,107,069	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	$2 billion to $21.250 billion
0.010%	Over $21.250 billion

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Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

An identical agreement was in place for the period December 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 amounted to $482,852 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $341,319 was waived in the aggregate for the six months ended June 30, 2016 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio)

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$22,062,745	$11,706,751	$169,152,123	$—	$191,214,868	$11,706,751

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$68,412,973	$139,607,747	$170,633,608	$—	$378,654,328

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

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Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the MetLife Asset Allocation 100 Portfolio returned 1.30% and 1.25%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 2.82%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 saw conflicted equity markets, remarkable bond performance and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve, clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

PORTFOLIO REVIEW / YEAR-END POSITIONING

The MetLife Asset Allocation 100 Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by underlying portfolios.

Over the six month period, the Portfolio underperformed the Dow Jones Aggressive Index. A large cap orientation vis-à-vis the Dow Jones Index within domestic equity held back relative results, as did a slight overweight to developed markets and an underweight to emerging market equities. Additionally, during the period, security selection in the underlying portfolios detracted from relative results.

The domestic equity portfolios in aggregate detracted modestly from performance. While most growth oriented portfolios detracted from performance, portfolios managed with a value style in general contributed positively, as a value style significantly outpaced growth over the six month period. Within the growth portfolios, the Jennison Growth Portfolio, T. Rowe Price Large Cap Growth Portfolio and BlackRock Capital Appreciation Portfolio were among the top detractors. The Jennison Growth Portfolio underperformed its benchmark as a result of both stock selection and sector allocation. Most notably, stock selection in Health Care, Information Technology and Consumer Discretionary sectors proved to be detrimental. Within the Health Care sector, holdings in Alexion Pharmaceuticals, Allergan plc and Regeneron Pharmaceuticals were the leading detractors. Within the Information Technology sector, positioning in the software and services industry was a key driver of underperformance, in particular a holding in LinkedIn Corp. Detracting from results in the Consumer Discretionary sector was positioning in

MIST-1

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

retailing, most notably Netflix Inc. Similarly, with the T. Rowe Price Large Cap Growth Portfolio, stock selection in the Health Care and Information Technology sectors held back relative results along with an underweight to the Consumer Staples sector. The BlackRock Capital Appreciation Portfolio was also a meaningful detractor from relative performance and, like the other growth portfolios, was hurt by stock selection in Consumer Discretionary, Health Care and Information Technology sectors. Another notable detractor was the ClearBridge Aggressive Growth Portfolio, which underperformed its benchmark, primarily driven by an overweight and stock selection in the Health Care sector, in particular positioning in pharmaceuticals. On the other hand, a number of value-oriented portfolios contributed positively with the MFS Value Portfolio being the top contributor. In addition from benefiting from its value style, the Portfolio outperformed its value benchmark. Contributing positively to results during the period, were stock selection within the Industrials and Financials sectors, which was partly offset by an underweight to the Utilities sector and industry positioning within the Financials sector. Additionally, an overweight to the Consumer Staples sector aided results. The Met/Wellington Core Equity Opportunities Portfolio’s focus on dividend growing companies was rewarded by the market during the six month period. In particular, stock selection in the Industrials and Health Care sectors were the main drivers of performance, while selection in the Consumer Staples sector detracted. The T. Rowe Price Large Cap Value Portfolio also contributed positively to the Portfolio’s results, although it lagged its value benchmark due to a combination of both security selection and sector allocation. Worth noting, the Invesco Comstock Portfolio, a value-oriented portfolio, detracted from results and struggled relative to its value benchmark. Both sector allocation and stock selection hampered returns, in particular positioning within Financials, the worst performing sector. Within the mid and small cap portfolios, notable contributors to results included the MetLife Small Cap Value Portfolio and the Met/Artisan Mid Cap Value Portfolio. More specifically, within the Met/Artisan Mid Cap Value Portfolio, stock selection was the primary driver of returns, in particular within the Energy and Financials sectors. With respect to the MetLife Small Cap Value Portfolio, aiding results was an overweight position in the Materials sector along with strong stock selection in the Consumer Discretionary sector. Conversely, the Loomis Sayles Small Cap Growth Portfolio detracted from Portfolio results, as its growth orientation served as a headwind. The Morgan Stanley Mid Cap Growth Portfolio also detracted from relative results, and trailed its respective benchmark. A combination of both sector allocation and stock selection hurt performance, in particular positioning within the Information Technology sector.

Among the equity portfolios that invest outside the U.S, the Van Eck Global Natural Resources Portfolio was the leading contributor, as commodities, in particular energy, posted strong results over the period. The Van Eck Global Natural Resources Portfolio considerably outpaced its benchmark, with the primary drivers being overweight allocations to gold and diversified metals and mining and an underweight allocation to oil and gas refining and marketing. Another notable contributor to results was the Met/Aberdeen Emerging Markets Equity Portfolio, as emerging markets generated exceptional performance when compared to the developed markets. The Met/Aberdeen Emerging Markets Portfolio outperformed its emerging markets index, with the key contributors including positioning in Brazil and China, while exposures in Hong Kong offset some of these gains. Global Real Estate continued to deliver strong results during the six month period, as yields declined, boosting dividend yielding sectors. The Clarion Global Real Estate Portfolio also contributed positively to relative results, although it trailed its respective benchmark. The primary detractors were stock selection in the U.S. and positioning in the Canadian and U.K. markets, which was partly offset by positive stock selection in Europe. Conversely, the Harris Oakmark International Portfolio was the leading detractor. A combination of sector allocation and stock selection detracted from results, in particular an overweight to the Financials sector. Individual detractors included Credit Suisse Group (Switzerland), Nomura Holdings (Japan) and Lloyds Banking Group (United Kingdom). Additionally, a meaningful overweight and stock selection in the Consumer Discretionary sector hampered results. Notable detractors included Daimler AG (Germany), Honda Motor and Toyota Motor (Japan). Additionally, the Oppenheimer Global Equity Portfolio hampered results, due in particular to stock selection in Health Care, Information Technology and the Financials sectors. From a country perspective, leading detractors included Germany and the United States.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
MetLife Asset Allocation 100 Portfolio
Class A	1.30	-4.18	7.25	4.68
Class B	1.25	-4.39	7.01	4.42
Dow Jones Aggressive Index	2.82	-3.35	7.32	6.07

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
ClearBridge Aggressive Growth Portfolio (Class A)	6.2
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.0
Jennison Growth Portfolio (Class A)	6.0
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A)	5.6
MFS Value Portfolio (Class A)	5.3
T. Rowe Price Large Cap Value Portfolio (Class A)	5.1
Invesco Comstock Portfolio (Class A)	5.1
Met/Dimensional International Small Company Portfolio (Class A)	4.4
Harris Oakmark International Portfolio (Class A)	4.3
Van Eck Global Natural Resources Portfolio (Class A)	4.1

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Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.76%	$1,000.00	$1,013.00	$3.80
	Hypothetical*	0.76%	$1,000.00	$1,021.08	$3.82

Class B(a)	Actual	1.01%	$1,000.00	$1,012.50	$5.05
	Hypothetical*	1.01%	$1,000.00	$1,019.84	$5.07

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,774,514	$55,262,102
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,994,743	63,472,726
BlackRock Large Cap Value Portfolio (Class A) (a)	6,967,282	55,877,599
Clarion Global Real Estate Portfolio (Class A) (b)	3,918,598	48,237,947
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,740,231	98,070,355
Frontier Mid Cap Growth Portfolio (Class A) (a)	794,041	23,956,210
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	1,510,738	15,983,605
Harris Oakmark International Portfolio (Class A) (b)	6,182,309	67,881,755
Invesco Comstock Portfolio (Class A) (b)	6,387,830	79,783,991
Invesco Mid Cap Value Portfolio (Class A) (b)	442,362	7,520,156
Invesco Small Cap Growth Portfolio (Class A) (b)	2,676,378	33,481,483
Jennison Growth Portfolio (Class A) (a)	7,593,537	93,704,244
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,949,221	28,751,009
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,519,911	28,777,385
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	6,263,933	56,625,958
Met/Artisan International Portfolio (Class A) (b)	6,292,789	57,201,451
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	115,743	23,913,560
Met/Dimensional International Small Company Portfolio (Class A) (a)	5,911,812	69,522,911
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A) (a)	3,106,784	87,424,890
Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (Class A) (b)	4,654,997	60,002,916
MetLife Small Cap Value Portfolio (Class A) (b)	2,179,640	28,705,862
MFS Research International Portfolio (Class A) (b)	4,732,476	46,851,511
MFS Value Portfolio (Class A) (a)	5,854,885	83,959,046
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	1,084,693	15,923,300
Neuberger Berman Genesis Portfolio (Class A) (a)	1,008,029	19,233,192
Oppenheimer Global Equity Portfolio (Class A) (b)	2,142,405	37,856,295
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	5,047,555	94,288,336
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,612,440	80,097,405
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	2,416,584	23,924,184
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,235,378	24,052,811

Affiliated Investment Companies—(Continued)
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,607,455	64,356,613

Total Mutual Funds (Cost $1,653,066,048)		1,574,700,808

Total Investments—100.0% (Cost $1,653,066,048) (d)		1,574,700,808
Other assets and liabilities (net)—0.0%		(485,851)

Net Assets—100.0%		$1,574,214,957

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,653,066,048. The aggregate unrealized appreciation and depreciation of investments were $55,220,965 and $(133,586,205), respectively, resulting in net unrealized depreciation of $(78,365,240).

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,574,700,808	$—	$—	$1,574,700,808
Total Investments	$1,574,700,808	$—	$—	$1,574,700,808

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Affiliated investments at value (a)	$1,574,700,808
Receivable for:
Investments sold	1,507,559
Fund shares sold	40,719

Total Assets	1,576,249,086
Liabilities
Payables for:
Fund shares redeemed	1,548,278
Accrued Expenses:
Management fees	95,262
Distribution and service fees	206,315
Deferred trustees’ fees	128,726
Other expenses	55,548

Total Liabilities	2,034,129

Net Assets	$1,574,214,957

Net Assets Consist of:
Paid in surplus	$1,557,094,521
Undistributed net investment income	19,307,088
Accumulated net realized gain	76,178,588
Unrealized depreciation on affiliated investments	(78,365,240)

Net Assets	$1,574,214,957

Net Assets
Class A	$568,440,965
Class B	1,005,773,992
Capital Shares Outstanding*
Class A	52,723,964
Class B	93,588,274
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.78
Class B	10.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,653,066,048.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Affiliated Underlying Portfolios	$21,524,641
Interest	865

Total investment income	21,525,506
Expenses
Management fees	571,934
Administration fees	11,064
Custodian and accounting fees	12,551
Distribution and service fees—Class B	1,235,814
Audit and tax services	14,929
Legal	13,339
Trustees’ fees and expenses	15,927
Miscellaneous	3,959

Total expenses	1,879,517

Net Investment Income	19,645,989

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	359
Affiliated investments	(943,800)
Capital gain distributions from Affiliated Underlying Portfolios	101,768,776

Net realized gain	100,825,335

Net change in unrealized depreciation on affiliated investments	(103,355,336)

Net realized and unrealized loss	(2,530,001)

Net Increase in Net Assets From Operations	$17,115,988

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,645,989	$19,475,289
Net realized gain	100,825,335	232,025,431
Net change in unrealized depreciation	(103,355,336)	(279,236,778)

Increase (decrease) in net assets from operations	17,115,988	(27,736,058)

From Distributions to Shareholders
Net investment income
Class A	(14,478,952)	(9,604,709)
Class B	(22,948,336)	(14,648,605)
Net realized capital gains
Class A	(73,422,589)	(46,539,182)
Class B	(130,917,070)	(85,330,126)

Total distributions	(241,766,947)	(156,122,622)

Increase in net assets from capital share transactions	165,898,503	16,170,832

Total decrease in net assets	(58,752,456)	(167,687,848)

Net Assets
Beginning of period	1,632,967,413	1,800,655,261

End of period	$1,574,214,957	$1,632,967,413

Undistributed net investment income
End of period	$19,307,088	$37,088,387

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	526,805	$6,328,974	1,073,682	$14,644,049
Reinvestments	8,222,782	87,901,541	4,143,461	56,143,891
Redemptions	(2,183,859)	(26,385,534)	(4,069,296)	(55,433,590)

Net increase	6,565,728	$67,844,981	1,147,847	$15,354,350

Class B
Sales	1,282,357	$15,331,736	3,406,502	$45,889,129
Reinvestments	14,433,903	153,865,406	7,400,350	99,978,731
Redemptions	(5,941,862)	(71,143,620)	(10,641,920)	(145,051,378)

Net increase	9,774,398	$98,053,522	164,932	$816,482

Increase derived from capital shares transactions		$165,898,503		$16,170,832

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.60		$14.03	$13.46	$10.48	$9.03	$9.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.17	0.12	0.02	0.09	(0.01)
Net realized and unrealized gain (loss) on investments	(0.02)		(0.31)	0.58	3.07	1.44	(0.51)

Total from investment operations	0.14		(0.14)	0.70	3.09	1.53	(0.52)

Less Distributions
Distributions from net investment income	(0.32)		(0.22)	(0.13)	(0.11)	(0.08)	(0.13)
Distributions from net realized capital gains	(1.64)		(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.96)		(1.29)	(0.13)	(0.11)	(0.08)	(0.13)

Net Asset Value, End of Period	$10.78		$12.60	$14.03	$13.46	$10.48	$9.03

Total Return (%) (b)	1.30	(c)	(1.67)	5.24	29.77	17.05	(5.57)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.08	(e)	0.08	0.08	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (f)	1.30	(e)(g)	1.27	0.85	0.15	0.89	(0.08)
Portfolio turnover rate (%)	8	(c)	11	17	13	13	23
Net assets, end of period (in millions)	$568.4		$581.6	$631.6	$646.3	$68.5	$56.3

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.54		$13.98	$13.40	$10.43	$8.99	$9.64

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.14	0.08	0.13	0.07	0.06
Net realized and unrealized gain (loss) on investments	(0.01)		(0.33)	0.60	2.93	1.43	(0.60)

Total from investment operations	0.14		(0.19)	0.68	3.06	1.50	(0.54)

Less Distributions
Distributions from net investment income	(0.29)		(0.18)	(0.10)	(0.09)	(0.06)	(0.11)
Distributions from net realized capital gains	(1.64)		(1.07)	0.00	0.00	0.00	0.00

Total distributions	(1.93)		(1.25)	(0.10)	(0.09)	(0.06)	(0.11)

Net Asset Value, End of Period	$10.75		$12.54	$13.98	$13.40	$10.43	$8.99

Total Return (%) (b)	1.25	(c)	(2.01)	5.09	29.51	16.74	(5.78)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.33	(e)	0.33	0.33	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (f)	1.06	(e)(g)	1.01	0.60	1.07	0.67	0.61
Portfolio turnover rate (%)	8	(c)	11	17	13	13	23
Net assets, end of period (in millions)	$1,005.8		$1,051.4	$1,169.0	$1,222.3	$997.4	$945.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.
The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-10

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$168,115,352	$0	$122,573,365

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$571,934	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-11

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Asset Allocation Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Asset Allocation Portfolio, may pay annually up to 0.50% of the average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Asset Allocation Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Underlying Portfolios

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Baillie Gifford International Stock	5,942,375	97,919	(265,780)	5,774,514
BlackRock Capital Appreciation	1,828,461	222,613	(56,331)	1,994,743
BlackRock Large Cap Value	6,805,257	664,322	(502,297)	6,967,282
Clarion Global Real Estate	4,254,058	92,147	(427,607)	3,918,598
ClearBridge Aggressive Growth	6,456,153	338,966	(54,888)	6,740,231
Frontier Mid Cap Growth	728,016	93,401	(27,376)	794,041
Goldman Sachs Mid Cap Value	2,177,805	134,258	(801,325)	1,510,738
Harris Oakmark International	5,374,204	808,325	(220)	6,182,309
Invesco Comstock	5,908,886	691,784	(212,840)	6,387,830
Invesco Mid Cap Value	891,024	35,929	(484,591)	442,362
Invesco Small Cap Growth	2,689,238	483,662	(496,522)	2,676,378
Jennison Growth	6,559,400	1,167,106	(132,969)	7,593,537
JPMorgan Small Cap Value	1,938,805	169,777	(159,361)	1,949,221
Loomis Sayles Small Cap Growth	2,235,311	314,426	(29,826)	2,519,911
Met/Aberdeen Emerging Markets Equity	6,583,815	182,711	(502,593)	6,263,933

MIST-12

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Met/Artisan International	5,911,290	441,747	(60,248)	6,292,789
Met/Artisan Mid Cap Value	150,355	13,997	(48,609)	115,743
Met/Dimensional International Small Company	5,827,733	507,243	(423,164)	5,911,812
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	2,946,245	394,547	(234,008)	3,106,784
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	4,185,161	618,687	(148,851)	4,654,997
MetLife Small Cap Value	2,325,486	87,453	(233,299)	2,179,640
MFS Research International	4,650,804	112,016	(30,344)	4,732,476
MFS Value	5,506,602	752,535	(404,252)	5,854,885
Morgan Stanley Mid Cap Growth	1,048,910	40,356	(4,573)	1,084,693
Neuberger Berman Genesis	1,454,818	4,830	(451,619)	1,008,029
Oppenheimer Global Equity	1,615,805	530,827	(4,227)	2,142,405
T. Rowe Price Large Cap Growth	4,431,292	705,310	(89,047)	5,047,555
T. Rowe Price Large Cap Value	2,449,821	386,479	(223,860)	2,612,440
T. Rowe Price Mid Cap Growth	2,199,526	352,601	(135,543)	2,416,584
T. Rowe Price Small Cap Growth	1,126,967	160,954	(52,543)	1,235,378
Van Eck Global Natural Resources	7,007,541	1,404,008	(1,804,094)	6,607,455

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Baillie Gifford International Stock	$(12,825)	$—	$915,539	$55,262,102
BlackRock Capital Appreciation	228,919	5,751,292	—	63,472,726
BlackRock Large Cap Value	(35,117)	4,306,005	942,136	55,877,599
Clarion Global Real Estate	223,106	—	1,100,241	48,237,947
ClearBridge Aggressive Growth	301,867	—	663,246	98,070,355
Frontier Mid Cap Growth	38,077	2,762,954	—	23,956,210
Goldman Sachs Mid Cap Value	(3,181,105)	1,230,669	178,981	15,983,605
Harris Oakmark International	132	4,828,558	1,723,285	67,881,755
Invesco Comstock	757,810	6,246,873	2,268,992	79,783,991
Invesco Mid Cap Value	(415,798)	357,570	66,914	7,520,156
Invesco Small Cap Growth	1,001,246	5,979,060	—	33,481,483
Jennison Growth	124,373	12,492,908	282,289	93,704,244
JPMorgan Small Cap Value	(78,693)	1,947,391	541,540	28,751,009
Loomis Sayles Small Cap Growth	39,767	3,147,240	—	28,777,385
Met/Aberdeen Emerging Markets Equity	(1,067,404)	—	691,836	56,625,958
Met/Artisan International	(68,675)	—	542,356	57,201,451
Met/Artisan Mid Cap Value	4,278,000	2,612,891	262,211	23,913,560
Met/Dimensional International Small Company	(767,780)	4,472,417	1,548,560	69,522,911
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	(44,513)	3,801,867	1,392,068	87,424,890
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	12,120	3,948,217	1,451,488	60,002,916
MetLife Small Cap Value	70,761	770,295	378,835	28,705,862
MFS Research International	47,672	—	1,068,739	46,851,511
MFS Value	2,212,270	7,499,501	1,880,098	83,959,046
Morgan Stanley Mid Cap Growth	7,379	—	—	15,923,300
Neuberger Berman Genesis	3,263,921	—	91,236	19,233,192
Oppenheimer Global Equity	(6,066)	1,938,294	465,512	37,856,295
T. Rowe Price Large Cap Growth	276,783	11,937,978	57,330	94,288,336
T. Rowe Price Large Cap Value	3,896,936	9,224,291	2,420,335	80,097,405
T. Rowe Price Mid Cap Growth	56,481	3,473,115	—	23,924,184
T. Rowe Price Small Cap Growth	110,244	3,039,390	63,816	24,052,811
Van Eck Global Natural Resources	(12,213,688)	—	527,058	64,356,613

	$(943,800)	$101,768,776	$21,524,641	$1,574,700,808

MIST-13

Met Investors Series Trust

MetLife Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$24,253,314	$14,509,525	$131,869,308	$—	$156,122,622	$14,509,525

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$37,703,267	$203,489,985	$703,362	$—	$241,896,614

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the MetLife Balanced Plus Portfolio returned 6.15%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 saw conflicted equity markets, remarkable bond performance, and a second quarter rally in commodities. The themes of weak global growth persist, marked by a continued slowdown of Chinese gross domestic product (“GDP”) and razor-thin growth rates for developed economies. Commodities, as measured by the Bloomberg Commodity Index, were up 13.3%, largely driven by gains in the Energy sub-index as oil jumped nearly $10 per barrel from recent lows. However, as the supply and demand in the period was decomposed, it appeared that the increase might have been due to supply side dynamics, and not necessarily driven by demand. As a result, the jump in oil price did not signal a turnaround in Chinese demand or some other bullish interpretation. The VIX volatility index experienced two notable spikes above the historical index average (one in late January/early February and the second in the period leading up to the so-called “Brexit” vote, the withdrawal of the United Kingdom (the “U.K.”) from the European Union), as investors transmitted their fears into their trading patterns, elevating volatility. Equities appeared historically overvalued when examining the cyclically-adjusted Shiller price/earnings (“P/E”) ratio, which showed domestic equities hovering near the third-highest valuation level since the 1870’s and did not give confidence to investors since high market P/E ratios have historically preceded periods of declining equity prices. The Federal Reserve, clearly anxious about repeating their December 2015 25 basis point rate hike in the middle of the uncertainty, signaled a flat 2016 for policy actions. All of this uncertainty led to flight-to-safety behavior which drove U.S. Treasuries to gain 5.4% (as measured by the Barclays U.S. Treasury Index) and global sovereign debt to gain an unfathomable 11.6% (as measured by the Barclays Global Treasury Index). Likewise, the price of spot gold experienced its most notable surge since the post-crisis period, with the price per troy ounce gaining nearly 25% in the first half as investors seemed to prefer safer assets. Yet, despite all of the activity which typically correlates with a bearish market, domestic equities shrugged off the intra-period uncertainty and finished the second half surging to near all-time highs—just days after rebounding from a temporary decline after the U.K. voted to do the unthinkable and leave the European Union on June 24th.

The U.S. stock market, as measured by the S&P 500 Index, returned 3.8% in the first half of 2016. Along the capitalization spectrum, mid-cap outperformed small-cap and large-cap stocks. The S&P 400 Mid Cap Index returned 7.9%, while the S&P 600 Small Cap Index returned 6.2%. Value stocks noticeably outperformed growth stocks, as measured by the Russell 3000 Value and Growth Indices (6.3% versus 1.4%). This represents a dramatic turnaround from last year, when growth stocks massively outperformed value. Foreign developed equities, as represented by the MSCI EAFE Index, fell 4.4% on the heels of a poor performance by Japanese equity markets and a broad European post-Brexit selloff. Interestingly, the U.K. market itself was unfazed by its own vote, with the FTSE 100 at a 7-month high just days after a brief post-vote tumble. Emerging market equities, as represented by the MSCI Emerging Markets Index, gained 6.4%—a welcome change after turning in very poor results last year when commodities suffered.

Fixed income markets experienced returns in the first half that defied all expectations of bond bears. As mentioned earlier, Global Treasuries generated returns of 11.6% due to yield curve movements alone. In the U.S., the 10-year Treasury rate fell an astounding 75 basis points in the first half, dropping from 2.24% to 1.49%. In the Eurozone, average European sovereign debt rates fell over 80 basis points, dropping from 70 basis points to negative 10 basis points. While rates were the big driver of fixed income returns, diversified core fixed income also did very well. The domestic Barclays U.S. Aggregate Bond Index returned 5.3% in the first half of 2016. Meanwhile, the Barclays Global Aggregate Bond Index returned 9.0%. In domestic core fixed income, top-performing subsectors included 20+ year Treasuries, which gained 15.8%, while long maturity Foreign Agency issues returned 17.2%. Long Corporates were also additive, delivering a return of 13.9% in the first half of the year.

BASE SLEEVE PORTFOLIO REVIEW

The Base Sleeve of the Portfolio produced a positive return for investors over the six month period, as many asset classes that are part of the Base Sleeve’s strategy allocations, including U.S. mid cap, small cap, and large cap stocks, foreign and High Yield bonds and emerging market equities produced strong results. On a relative basis, the Portfolio underperformed the Base Sleeve’s asset allocation goals, as security selection and sector positioning in underlying portfolios weighed on performance.

The fixed income underlying portfolios in aggregate made a negative contribution to performance. The Met/Templeton International Bond Portfolio, which employs a benchmark-unconstrained approach resulting in large active positions compared to its benchmark index, was the most significant detractor. During the period, a sizable underweight to the euro and the Japanese yen and an overweight to the dollar were unfavorable, given the dollar weakness as these currencies strengthened. During the six month period, U.S. Treasury interest rates across the yield curve generally fell and the yield curve flattened, with longer term maturities falling more than shorter term maturities. The Met/Templeton International Bond Portfolio, which has continued to position for a rising rate environment by maintaining a low portfolio duration, was negatively impacted in this environment. Not surprisingly, this interest rate environment didn’t bode well either for those portfolios with a shorter duration posture relative to the benchmark, in particular the Western Asset Management U.S. Government Portfolio and the Met/Franklin Low Duration Total Return Portfolio. The Western Asset Management U.S.

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Government Portfolio was a meaningful detractor from the Portfolio’s relative results, not only due to its shorter duration but as a result of its composition, investing predominantly in government and government-related securities during a period in which spread sectors outperformed. With respect to the Met/Franklin Low Duration Total Return Portfolio, despite it detracting from the Base Sleeve Portfolio’s relative results, it managed to slightly outperform its respective index due to the Portfolio’s exposures to High Yield securities, which outperformed their Investment Grade counterparts. Another notable detractor from fixed income results was the PIMCO Total Return Portfolio, which held an underweight to both U.S. duration and the front end of the U.K. yield curve, and which was hurt performance as rates fell. On the other hand, exposure to Treasury Inflation Protected securities (“TIPS”) via the PIMCO Inflation Protected Bond Portfolio, was additive during the period, as TIPS outpaced nominal Treasury securities.

The domestic equity portfolios in aggregate detracted modestly from performance. While most growth oriented portfolios detracted from performance, portfolios managed with a value style in general contributed positively, as value style significantly outpaced growth over the six month period. Within the growth portfolios, the Jennison Growth Portfolio, BlackRock Capital Appreciation Portfolio, and ClearBridge Aggressive Growth Portfolio were among the top detractors. The Jennison Growth Portfolio underperformed its benchmark, as a result of both stock selection and sector allocation. Most notably, stock selection in Health Care, Information Technology, and Consumer Discretionary sectors proved to be detrimental. Within the Health Care sector, holdings in Alexion Pharmaceuticals, Allergan plc, and Regeneron Pharmaceuticals were the leading detractors. Within the Information Technology sector, positioning in the software and services industry was a key driver of underperformance, in particular a holding in LinkedIn Corp. Detracting from results in the Consumer Discretionary sector was positioning in retailing, most notably Netflix Inc. Similarly, the BlackRock Capital Appreciation Portfolio was also hurt by stock selection in Consumer Discretionary, Health Care, and Information Technology sectors. Another notable detractor was the ClearBridge Aggressive Growth Portfolio, which underperformed its benchmark primarily driven by an overweight and stock selection in the Health Care sector, in particular positioning in pharmaceuticals. On the other hand, a number of value-oriented portfolios contributed positively, with the MFS Value Portfolio being the top contributor. In addition to benefiting from its value style, the Portfolio outperformed its value benchmark. Contributing positively to results during the period was stock selection within the Industrials and Financials sectors, which was partly offset by an underweight to the Utilities sector and industry positioning within the Financials sector. Additionally, an overweight to the Consumer Staples sector aided results. The Met/Wellington Core Equity Opportunities Portfolio’s focus on dividend growing companies was rewarded by the market during the six month period. In particular, stock selection in the Industrials and Health Care sectors were the main drivers of performance, while selection in the Consumer Staples sector detracted. The T. Rowe Price Large Cap Value Portfolio also contributed positively to the Base Sleeve Portfolio’s results, although lagged its value benchmark due to a combination of security selection and sector allocation. Within the mid and small cap portfolios, notable contributors to results included the MetLife Small Cap Value Portfolio and the Met/Artisan Mid Cap Value Portfolio. More specifically, within the Met/Artisan Mid Cap Value Portfolio, stock selection was the primary driver of returns, in particular within the Energy and Financials sectors. With respect to the MetLife Small Cap Value Portfolio, aiding results was an overweight position in the Materials sector along with strong stock selection in the Consumer Discretionary sector. Conversely, the Morgan Stanley Mid Cap Growth Portfolio detracted from relative results, and trailed its respective benchmark. A combination of both sector allocation and stock selection hurt performance, in particular positioning within the Information Technology sector. Lastly, the T. Rowe Price Small Cap Growth Portfolio detracted from relative results, primarily due to stylistic headwinds as it outperformed its respective benchmark over the period.

Among the equity portfolios that invest outside the U.S, the Van Eck Global Natural Resources Portfolio was the leading contributor, as commodities, in particular Energy, posted strong results over the period. The Van Eck Global Natural Resources Portfolio considerably outpaced its benchmark, with the primary drivers being overweight allocations to gold and diversified metals and mining and underweight allocation to oil and gas refining and marketing. Another notable contributor to results was the Met/Aberdeen Emerging Markets Equity Portfolio, as emerging markets generated exceptional performance when compared to the developed markets. The Met/Aberdeen Emerging Markets Portfolio outperformed its emerging markets index, with the key contributors including positioning in Brazil and China, while exposures in Hong Kong offset some of these gains. Global real estate continued to deliver strong results during the six month period, as yields declined, boosting dividend yielding sectors. The Clarion Global Real Estate Portfolio also contributed positively to relative results, although it trailed its respective benchmark. The primary detractors were stock selection in the U.S. and positioning in the Canadian and U.K. markets, which was partly offset by positive stock selection in Europe. Conversely, the Harris Oakmark International Portfolio was the leading detractor. A combination of sector allocation and stock selection detracted from results, in particular an overweight to the Financials sector. Individual detractors included Credit Suisse Group (Switzerland), Nomura Holdings (Japan), and Lloyds Banking Group (United Kingdom). Additionally, a meaningful overweight and stock selection in the Consumer Discretionary sector hampered results. Notable detractors included Daimler AG (Germany), Honda Motor and Toyota Motor (Japan). Additionally, the Oppenheimer Global Equity Portfolio hampered results, in particular stock selection in Health Care, Information Technology, and the Financials sectors. From a country perspective, leading detractors included Germany and the United States.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The beginning of the year was marked by global growth concerns stemming from China’s yuan devaluation and the selloff in crude oil, which soured market sentiment and heightened volatility. The Portfolio started the year de-risked, where equity exposure was below benchmark, as volatility, measured by the CBOE Volatility Index, spilled into 2016. Towards the second half of the first quarter, volatility subsided and the Portfolio gradually re-risked at the beginning of March and hit close to max equity exposure. The Portfolio was at max risk equity exposure of 70% for almost the remainder of the period, only briefly de-risking in the middle of June amid Brexit-induced volatility. Dynamic equity positioning as well as an overweight to equity, obtained via equity futures contracts, in the Portfolio’s PIMCO-managed Overlay Sleeve contributed to performance as equities posted positive returns for the period.

The fixed income collateral portfolio modestly outperformed its benchmark. Positions in Canadian sovereign bonds added to returns as yields rallied. Within U.S. duration strategies, tactical adjustments were about neutral for relative performance as U.S. rates fell across the curve. Through the use of currency forwards, the Portfolio is positioned long U.S. dollar versus the euro and yen. This was negative for performance, as those currencies appreciated over the period. An allocation to select Investment Grade and High Yield corporate credit was positive as those securities outperformed.

In regards to Portfolio positioning, equity exposure in the PIMCO-managed Overlay Sleeve ended the period with a max overweight exposure to equities as volatility subsided. The collateral portfolio ended the period neutral to slightly overweight duration relative to the benchmark. The portfolio held positions in Corporate, Agency, and Quasi-Sovereign bonds to diversify and enhance the return potential.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Josh Davis

Steve A. Rodosky

Graham A. Rennison

David L. Braun

Pacific Investment Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Balanced Plus Portfolio
Class B	6.15	2.20	6.94	6.25
Dow Jones Moderate Index	4.67	1.73	5.90	5.39

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.8
PIMCO Total Return Portfolio (Class A)	5.4
TCW Core Fixed Income Portfolio (Class A)	5.3
JPMorgan Core Bond Portfolio (Class A)	4.9
Western Asset Management U.S. Government Portfolio (Class A)	3.4
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
Harris Oakmark International Portfolio (Class A)	3.1
Met/Franklin Low Duration Total Return Portfolio (Class A)	2.5
Baillie Gifford International Stock Portfolio (Class A)	2.4
MFS Research International Portfolio (Class A)	2.4

Top Sectors

% of Net Assets
Mutual Funds	68.3
U.S. Treasury & Government Agencies	25.4
Corporate Bonds & Notes	4.0
Mortgage-Backed Securities	0.2
Municipals	0.1
Asset-Backed Securities	0.1
Foreign Government	0.1

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)(b)	Actual	0.91%	$1,000.00	$1,061.50	$4.66
	Hypothetical*	0.91%	$1,000.00	$1,020.34	$4.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—68.3% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—68.3%
Baillie Gifford International Stock Portfolio (Class A) (a)	27,691,278	$265,005,531
BlackRock Bond Income Portfolio (Class A) (a)	6,794,987	734,945,763
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,631,322	51,908,682
BlackRock High Yield Portfolio (Class A) (b)	15,279,391	109,400,439
Clarion Global Real Estate Portfolio (Class A) (b)	8,204,568	100,998,230
ClearBridge Aggressive Growth Portfolio (Class A) (b)	3,532,530	51,398,312
Frontier Mid Cap Growth Portfolio (Class A) (a)	5,326,800	160,709,550
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	15,564,531	164,672,733
Harris Oakmark International Portfolio (Class A) (b)	30,826,381	338,473,668
Invesco Comstock Portfolio (Class A) (b)	4,264,940	53,269,105
Invesco Small Cap Growth Portfolio (Class A) (b)	6,497,137	81,279,187
Jennison Growth Portfolio (Class A) (a)	4,933,402	60,878,181
JPMorgan Core Bond Portfolio (Class A) (b)	50,851,300	533,430,141
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,650,875	83,350,413
Met/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	17,747,988	160,441,813
Met/Artisan International Portfolio (Class A) (b)	22,280,211	202,527,121
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	806,708	166,674,026
Met/Dimensional International Small Company Portfolio (Class A) (a)	12,574,995	147,881,938
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,311,647	160,995,961
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	29,240,782	276,910,201
Met/Templeton International Bond Portfolio (Class A) (b)	26,649,980	255,839,808
Met/Wellington Core Equity Opportunities Portfolio (formerly, WMC Core Equity Opportunities Portfolio) (Class A) (a)	1,964,892	55,292,060
Met/Wellington Large Cap Research Portfolio (formerly, WMC Large Cap Research Portfolio) (Class A) (b)	4,186,491	53,963,870
MetLife Small Cap Value Portfolio (Class A) (b)	8,516,283	112,159,449
MFS Research International Portfolio (Class A) (b)	26,045,986	257,855,261
MFS Value Portfolio (Class A) (a)	3,882,796	55,679,289
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b) (c)	3,559,575	52,254,560
Neuberger Berman Genesis Portfolio (Class A) (a)	4,061,373	77,490,990
Oppenheimer Global Equity Portfolio (Class A) (b)	5,651,941	99,869,804

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b) (c)	21,943,849	$216,366,355
PIMCO Total Return Portfolio (Class A) (b)	51,168,470	585,878,982
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,804,971	55,340,397
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	8,751,405	86,638,914
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	5,561,389	108,280,251
TCW Core Fixed Income Portfolio (Class A) (b)	55,746,471	575,303,584
Van Eck Global Natural Resources Portfolio (Class A) (a)	16,005,951	155,897,966
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	27,604,474	359,410,248
Western Asset Management U.S. Government Portfolio (Class A) (a)	30,839,744	368,534,940

Total Mutual Funds (Cost $7,874,824,502)		7,437,207,723

U.S. Treasury & Government Agencies—25.4%

Agency Sponsored Mortgage—Backed—0.1%
Fannie Mae Pool 2.920%, 03/01/35	2,950,000	2,997,393
3.180%, 07/01/35	2,904,275	3,062,643

		6,060,036

Federal Agencies—1.8%
Federal Home Loan Mortgage Corp. 1.750%, 05/30/19 (d)	36,000,000	36,989,892
2.375%, 01/13/22	10,500,000	11,121,106
6.250%, 07/15/32	30,000,000	45,387,450
Federal National Mortgage Association 6.625%, 11/15/30	19,200,000	29,417,069
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	24,600,000	23,810,980
Zero Coupon, 07/15/20	33,405,000	31,890,685
Zero Coupon, 04/15/30	19,500,000	14,052,402

		192,669,584

U.S. Treasury—23.5%
U.S. Treasury Bonds 2.500%, 02/15/46	87,700,000	91,321,045
2.500%, 05/15/46	40,000,000	41,682,800
2.750%, 08/15/42	29,400,000	32,392,832
2.750%, 11/15/42	196,000,000	215,615,288
2.875%, 05/15/43	126,000,000	141,685,992
2.875%, 08/15/45	51,300,000	57,604,308
3.000%, 05/15/42	3,000,000	3,465,234
3.000%, 11/15/44	96,000,000	110,377,536
3.125%, 02/15/42	93,900,000	110,956,090
3.125%, 02/15/43	89,700,000	105,737,373

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds 3.125%, 08/15/44	13,100,000	$15,420,128
3.375%, 05/15/44	99,895,000	123,116,692
4.250%, 11/15/40	177,700,000	248,821,582
4.375%, 05/15/40	31,300,000	44,531,574
4.375%, 05/15/41	51,000,000	72,822,441
4.625%, 02/15/40	113,700,000	167,143,434
6.250%, 05/15/30	74,700,000	117,416,149
8.000%, 11/15/21	57,700,000	78,555,377
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (e)	3,657,204	3,672,776
2.000%, 01/15/26 (e)	4,580,102	5,388,119
3.625%, 04/15/28 (e)	5,916,240	8,185,367
U.S. Treasury Notes 0.875%, 05/15/19	100,000,000	100,480,500
1.125%, 02/28/21	125,000,000	125,878,875
1.250%, 03/31/21	116,600,000	117,957,341
1.375%, 09/30/20 (d)	170,000,000	173,087,880
1.500%, 03/31/23	85,000,000	86,225,190
2.000%, 05/31/21	137,500,000	143,988,350
U.S. Treasury Principal Strips Zero Coupon, 05/15/39	6,700,000	4,057,875
Zero Coupon, 11/15/41	24,000,000	13,285,128
Zero Coupon, 11/15/42	6,600,000	3,518,869

		2,564,392,145

Total U.S. Treasury & Government Agencies (Cost $2,527,704,548)		2,763,121,765

Corporate Bonds & Notes—4.0%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,915,590
Reynolds American, Inc. 2.300%, 06/12/18	1,200,000	1,219,250

		8,134,840

Auto Manufacturers—0.2%
BMW U.S. Capital LLC 1.026%, 06/02/17 (g)	9,000,000	8,992,980
Ford Motor Credit Co. LLC 1.553%, 06/15/18 (g)	10,000,000	9,993,110

		18,986,090

Banks—2.5%
Banco del Estado de Chile 2.000%, 11/09/17 (144A)	5,000,000	5,014,455
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	10,200,000	10,344,840
Bank of America Corp. 6.875%, 04/25/18	5,900,000	6,441,307
6.875%, 11/15/18	600,000	667,814
Bank of America N.A. 1.096%, 02/14/17 (g)	10,000,000	10,013,910

Banks—(Continued)
Bank of New York Mellon Corp. (The) 4.950%, 12/29/49 (g)	6,800,000	$6,825,500
BNP Paribas S.A. 1.092%, 05/07/17 (g)	15,000,000	14,999,535
Cooperatieve Rabobank UA 3.375%, 05/21/25	5,000,000	5,223,915
Credit Agricole S.A. 1.266%, 06/02/17 (144A) (g)	10,000,000	10,014,100
Credit Suisse AG 1.375%, 05/26/17	10,000,000	10,008,180
2.300%, 05/28/19	10,700,000	10,843,241
Goldman Sachs Group, Inc. (The) 1.305%, 06/04/17 (g)	8,000,000	8,006,056
1.853%, 09/15/20 (g)	18,800,000	18,763,171
HSBC Holdings plc 5.250%, 03/14/44	3,000,000	3,169,560
HSBC USA, Inc. 1.237%, 11/13/19 (g)	20,000,000	19,751,180
JPMorgan Chase & Co. 1.146%, 02/15/17 (g)	18,100,000	18,119,747
1.188%, 04/25/18 (g)	20,000,000	19,969,200
1.593%, 01/23/20 (g)	20,000,000	20,049,820
6.125%, 12/29/49 (g)	3,000,000	3,108,750
Mizuho Financial Group, Inc. 2.632%, 04/12/21 (144A) (f)	5,200,000	5,295,321
PNC Bank N.A. 1.093%, 06/01/18 (g)	15,000,000	14,978,385
2.250%, 07/02/19	8,000,000	8,171,896
Wells Fargo & Co. 5.900%, 12/29/49 (g)	8,600,000	8,847,250
Wells Fargo Bank N.A. 0.913%, 06/15/17 (g)	21,000,000	20,972,721
Westpac Banking Corp. 1.092%, 05/25/18 (g)	15,000,000	14,958,105

		274,557,959

Biotechnology—0.0%
Amgen, Inc. 2.700%, 05/01/22	3,300,000	3,396,139

Diversified Financial Services—0.3%
American Express Credit Corp. 0.947%, 09/22/17 (g)	2,500,000	2,494,683
1.197%, 03/18/19 (g)	5,000,000	4,976,585
Charles Schwab Corp. (The) 1.500%, 03/10/18	10,000,000	10,093,950
LeasePlan Corp. NV 3.000%, 10/23/17 (144A)	5,100,000	5,137,495
Navient Corp. 4.625%, 09/25/17	1,400,000	1,410,500
8.450%, 06/15/18	5,840,000	6,314,500

		30,427,713

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—0.2%
Duke Energy Corp. 1.034%, 04/03/17 (g)	4,000,000	$3,997,244
Electricite de France S.A. 1.094%, 01/20/17 (144A) (g)	10,000,000	10,006,710
2.150%, 01/22/19 (144A)	6,200,000	6,327,329
Ohio Power Co. 5.375%, 10/01/21	949,000	1,101,833

		21,433,116

Insurance—0.1%
MassMutual Global Funding 2.500%, 10/17/22 (144A)	4,000,000	4,054,176
New York Life Global Funding 1.125%, 03/01/17 (144A)	6,000,000	6,012,360

		10,066,536

Miscellaneous Manufacturing—0.1%
Siemens Financieringsmaatschappij NV 0.942%, 05/25/18 (144A) (g) (f)	15,000,000	15,001,980

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	4,845,826
Statoil ASA 2.450%, 01/17/23	5,400,000	5,467,035

		10,312,861

Pharmaceuticals—0.1%
Actavis Funding SCS 3.000%, 03/12/20	5,000,000	5,156,645
Baxalta, Inc. 1.427%, 06/22/18 (g)	8,500,000	8,410,146

		13,566,791

Semiconductors—0.1%
QUALCOMM, Inc. 0.906%, 05/18/18 (g)	10,000,000	9,969,340

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	4,435,223

Telecommunications—0.2%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	3,079,833
Verizon Communications, Inc. 1.057%, 06/09/17 (g)	15,000,000	15,007,905

		18,087,738

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,342,000	3,522,926

Total Corporate Bonds & Notes (Cost $440,891,020)		441,899,252

Mortgage-Backed Securities—0.2%
Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	21,862,182
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	98,709	103,228

Total Mortgage-Backed Securities (Cost $20,699,536)		21,965,410

Municipals—0.1%
Los Angeles Community College District, Build America Bonds 6.750%, 08/01/49	2,500,000	3,938,750
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	2,104,370
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,701,620

Total Municipals (Cost $14,139,296)		14,744,740

Asset-Backed Security—0.1%

Asset-Backed - Credit Card—0.1%
Chase Issuance Trust 0.762%, 02/18/20 (g) (Cost $13,000,000)	13,000,000	13,003,883

Foreign Government—0.1%

Sovereign—0.1%
Export-Import Bank of Korea 1.750%, 02/27/18 (Cost $6,692,500)	6,700,000	6,728,200

Short-Term Investments—1.6%

Repurchase Agreements—1.5%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/30/16 at 0.800% to be repurchased at $155,003,444 on 07/01/16, collateralized by $132,861,000 U.S. Treasury Bond at 3.125% due 2/15/43 with a value of $156,615,085.	155,000,000	155,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $5,475,262 on 07/01/16, collateralized by $5,540,000 Federal National Mortgage Association at 2.020% due 09/30/21 with a value of $5,588,475.	5,475,258	5,475,258

		160,475,258

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—0.1%
U.S. Treasury Bills 0.228%, 08/04/16 (h)	3,100,000	$3,099,324
0.229%, 09/22/16 (h)	3,000,000	2,998,423

		6,097,747

Total Short-Term Investments (Cost $166,573,005)		166,573,005

Total Investments—99.8% (Cost $11,064,524,407) (i)		10,865,243,978
Other assets and liabilities (net)—0.2%		18,692,321

Net Assets—100.0%		$10,883,936,299

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $124,686,017.
(e)	Principal amount of security is adjusted for inflation.
(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $20,297,301, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(h)	The rate shown represents current yield to maturity.
(i)	As of June 30, 2016, the aggregate cost of investments was $11,064,524,407. The aggregate unrealized appreciation and depreciation of investments were $349,672,334 and $(548,952,763), respectively, resulting in net unrealized depreciation of $(199,280,429).
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $104,020,002, which is 1.0% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Mizuho Financial Group, Inc., 2.632%, 04/12/21	04/05/16	$5,200,000	$5,200,000	$5,295,321
Siemens Financieringsmaatschappij NV, 0.942%, 05/25/18	05/18/15	15,000,000	15,000,000	15,001,980

				$20,297,301

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	20,900,000	Citibank N.A.	07/05/16	$204,201	$(1,809)

Contracts to Deliver
JPY	20,900,000	UBS AG, Stamford	07/05/16	$191,494	$(10,898)
JPY	20,900,000	Citibank N.A.	08/02/16	204,405	1,841

Net Unrealized Depreciation					$(10,866)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	09/16/16	44,011	USD	4,600,743,147	$(1,153,537)

(JPY)—	Japanese Yen
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$7,437,207,723	$—	$—	$7,437,207,723
Total U.S. Treasury & Government Agencies*	—	2,763,121,765	—	2,763,121,765
Total Corporate Bonds & Notes*	—	441,899,252	—	441,899,252
Total Mortgage-Backed Securities*	—	21,965,410	—	21,965,410
Total Municipals	—	14,744,740	—	14,744,740
Total Asset-Backed Security*	—	13,003,883	—	13,003,883
Total Foreign Government*	—	6,728,200	—	6,728,200
Short-Term Investments
Repurchase Agreements	—	160,475,258	—	160,475,258
U.S. Treasury	—	6,097,747	—	6,097,747
Total Short-Term Investments	—	166,573,005	—	166,573,005
Total Investments	$7,437,207,723	$3,428,036,255	$—	$10,865,243,978

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,841	$—	$1,841
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(12,707)	—	(12,707)
Total Forward Contracts	$—	$(10,866)	$—	$(10,866)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,153,537)	$—	$—	$(1,153,537)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$3,428,036,255
Affiliated investments at value (b)	7,437,207,723
Cash denominated in foreign currencies (c)	398,545
Cash collateral for futures contracts	42,000
Unrealized appreciation on forward foreign currency exchange contracts	1,841
Receivable for:
Affiliated investments sold	70,032
Fund shares sold	1,466,155
Interest	15,810,118
Variation margin on futures contracts	42,033,223
Prepaid expenses	21,281

Total Assets	10,925,087,173
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	12,707
Payables for:
Investments purchased	34,389,133
Fund shares redeemed	2,042,650
Accrued Expenses:
Management fees	2,137,062
Distribution and service fees	2,210,830
Deferred trustees’ fees	69,417
Other expenses	289,075

Total Liabilities	41,150,874

Net Assets	$10,883,936,299

Net Assets Consist of:
Paid in surplus	$10,651,995,858
Undistributed net investment income	152,169,043
Accumulated net realized gain	280,209,242
Unrealized depreciation on investments, affiliated investments, futures contracts and foreign currency transactions	(200,437,844)

Net Assets	$10,883,936,299

Net Assets
Class B	$10,883,936,299
Capital Shares Outstanding*
Class B	1,032,316,658
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,189,699,905.
(b)	Identified cost of affiliated investments was $7,874,824,502.
(c)	Identified cost of cash denominated in foreign currencies was $391,557.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from affiliated investments	$142,702,756
Interest	35,652,843

Total investment income	178,355,599
Expenses
Management fees	12,648,697
Administration fees	54,371
Custodian and accounting fees	90,690
Distribution and service fees—Class B	13,002,378
Audit and tax services	20,083
Legal	13,143
Trustees’ fees and expenses	15,928
Shareholder reporting	31,977
Insurance	10,720
Miscellaneous	19,263

Total expenses	25,907,250
Less management fee waiver	(214,071)

Net expenses	25,693,179

Net Investment Income	152,662,420

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	34,265,085
Affiliated investments	(29,511,790)
Futures contracts	146,686,099
Swap contracts	3,349
Foreign currency transactions	(3,864,967)
Capital gain distributions from affiliated investments	171,850,115

Net realized gain	319,427,891

Net change in unrealized appreciation (depreciation) on:
Investments	225,728,105
Affiliated investments	(68,449,282)
Futures contracts	(746,858)
Foreign currency transactions	315,019

Net change in unrealized appreciation	156,846,984

Net realized and unrealized gain	476,274,875

Net Increase in Net Assets from Operations	$628,937,295

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$152,662,420	$238,455,679
Net realized gain	319,427,891	247,137,878
Net change in unrealized appreciation (depreciation)	156,846,984	(928,652,686)

Increase (decrease) in net assets from operations	628,937,295	(443,059,129)

From Distributions to Shareholders
Net investment income
Class B	(307,728,453)	(231,684,633)
Net realized capital gains
Class B	(119,120,691)	(652,149,336)

Total distributions	(426,849,144)	(883,833,969)

Increase in net assets from capital share transactions	211,718,574	666,167,700

Total increase (decrease) in net assets	413,806,725	(660,725,398)

Net Assets
Beginning of period	10,470,129,574	11,130,854,972

End of period	$10,883,936,299	$10,470,129,574

Undistributed net investment income
End of period	$152,169,043	$307,235,076

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	10,911,103	$113,961,332	39,551,121	$444,760,269
Reinvestments	41,043,187	426,849,144	81,309,473	883,833,969
Redemptions	(31,841,845)	(329,091,902)	(60,384,942)	(662,426,538)

Net increase	20,112,445	$211,718,574	60,475,652	$666,167,700

Increase derived from capital shares transactions		$211,718,574		$666,167,700

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.34		$11.70	$11.83	$10.68	$9.46		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15		0.24	0.18	0.19	0.16		0.01
Net realized and unrealized gain (loss) on investments	0.48		(0.68)	0.87	1.33	1.06		(0.54)

Total from investment operations	0.63		(0.44)	1.05	1.52	1.22		(0.53)

Less Distributions
Distributions from net investment income	(0.31)		(0.24)	(0.22)	(0.14)	(0.00	)(c)	(0.01)
Distributions from net realized capital gains	(0.12)		(0.68)	(0.96)	(0.23)	0.00		0.00

Total distributions	(0.43)		(0.92)	(1.18)	(0.37)	(0.00)		(0.01)

Net Asset Value, End of Period	$10.54		$10.34	$11.70	$11.83	$10.68		$9.46

Total Return (%) (d)	6.15	(e)	(4.09)	9.65	14.36	13.11		(5.28	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.50	(g)	0.49	0.50	0.50	0.51		0.54	(g)
Net ratio of expenses to average net assets (%) (f)(h)	0.49	(g)	0.49	0.50	0.50	0.51		0.54	(g)
Ratio of net investment income (loss) to average net assets (%) (i)	1.56	(g)(j)	2.16	1.60	1.70	1.55		0.17	(g)
Portfolio turnover rate (%)	11	(e)	20	13	13	13		10	(e)
Net assets, end of period (in millions)	$10,883.9		$10,470.1	$11,130.9	$9,709.0	$6,459.3		$3,151.9

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(j)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations, treasury roll adjustments, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $160,475,258, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2016, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

For the six months ended June 30, 2016, the Portfolio had an outstanding secured borrowing transaction balance for 11 days. For the six months ended June 30, 2016, the Portfolio’s average amount of borrowings was $79,606,946 and the weighted average interest rate was (0.37)% during the 11 day period. At June 30, 2016, the Portfolio had no outstanding borrowings.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MIST-16

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Equity			Unrealized depreciation on futures contracts (a) (b)	$1,153,537
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,841	Unrealized depreciation on forward foreign currency exchange contracts	12,707

Total		$1,841		$1,166,244

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-17

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$1,841	$(1,809)	$—	$32

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$1,809	$(1,809)	$—	$—
UBS AG, Stamford	10,898	—	—	10,898

	$12,707	$(1,809)	$—	$10,898

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(4,550,150)	$(4,550,150)
Futures contracts	6,009,156	140,676,943	—	146,686,099
Swap contracts	3,349	—	—	3,349

	$6,012,505	$140,676,943	$(4,550,150)	$142,139,298

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$261,384	$261,384
Futures contracts	153,430	(900,288)	—	(746,858)

	$153,430	$(900,288)	$261,384	$(485,474)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$105,485,381
Futures contracts long	50,231,583
Swap contracts	34,800,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements

MIST-18

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$944,276,850	$542,491,214	$743,961,213	$425,754,901

MIST-19

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by PIMCO) for the six months ended June 30, 2016	% per annum	Average Daily Net Assets of the Overlay Portion
$10,662,839	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by MetLife Advisers) for the six months ended June 30, 2016	% per annum	Average Daily Net Assets of the Base Portion
$1,985,858	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Overlay Portion:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact

MIST-20

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Baillie Gifford International Stock	26,489,149	1,207,145	(5,016)	27,691,278
BlackRock Bond Income	6,549,571	613,110	(367,694)	6,794,987
BlackRock Capital Appreciation	1,450,557	181,187	(422)	1,631,322
BlackRock High Yield	14,340,521	1,037,013	(98,143)	15,279,391
Clarion Global Real Estate	8,178,660	191,073	(165,165)	8,204,568
ClearBridge Aggressive Growth	3,394,384	138,146	—	3,532,530
Frontier Mid Cap Growth	4,622,217	704,583	—	5,326,800
Goldman Sachs Mid Cap Value	13,637,426	1,962,811	(35,706)	15,564,531
Harris Oakmark International	26,392,233	4,434,148	—	30,826,381
Invesco Comstock	3,723,100	542,654	(814)	4,264,940
Invesco Small Cap Growth	5,159,368	1,344,876	(7,107)	6,497,137
Jennison Growth	4,150,944	783,675	(1,217)	4,933,402
JPMorgan Core Bond	51,991,162	1,940,269	(3,080,131)	50,851,300
JPMorgan Small Cap Value	5,078,251	643,292	(70,668)	5,650,875
Met/Aberdeen Emerging Markets Equity	16,848,573	1,532,847	(633,432)	17,747,988
Met/Artisan International	21,751,883	534,625	(6,297)	22,280,211
Met/Artisan Mid Cap Value	706,760	125,843	(25,895)	806,708
Met/Dimensional International Small Company	11,584,196	1,086,679	(95,880)	12,574,995
Met/Eaton Vance Floating Rate	16,111,023	693,345	(492,721)	16,311,647
Met/Franklin Low Duration Total Return	38,890,033	1,073,286	(10,722,537)	29,240,782
Met/Templeton International Bond	26,559,153	625,840	(535,013)	26,649,980
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	1,874,932	119,037	(29,077)	1,964,892
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	3,800,467	387,114	(1,090)	4,186,491
MetLife Small Cap Value	8,133,674	597,475	(214,866)	8,516,283

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
MFS Research International	24,685,856	1,360,130	—	26,045,986
MFS Value	3,496,746	439,643	(53,593)	3,882,796
Morgan Stanley Mid Cap Growth	3,397,804	162,797	(1,026)	3,559,575
Neuberger Berman Genesis	4,011,693	67,345	(17,665)	4,061,373
Oppenheimer Global Equity	5,083,429	568,512	—	5,651,941
PIMCO Inflation Protected Bond	22,720,175	61,073	(837,399)	21,943,849
PIMCO Total Return	51,961,033	1,810,968	(2,603,531)	51,168,470
T. Rowe Price Large Cap Value	1,555,670	265,128	(15,827)	1,804,971
T. Rowe Price Mid Cap Growth	7,477,942	1,281,308	(7,845)	8,751,405
T. Rowe Price Small Cap Growth	4,775,129	786,622	(362)	5,561,389
TCW Core Fixed Income	53,512,158	5,040,675	(2,806,362)	55,746,471
Van Eck Global Natural Resources	16,465,895	3,557,807	(4,017,751)	16,005,951
Western Asset Management Strategic Bond Opportunities	27,800,820	452,490	(648,836)	27,604,474
Western Asset Management U.S. Government	31,464,501	1,117,876	(1,742,633)	30,839,744

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Baillie Gifford International Stock	$5,694	$—	$4,354,488	$265,005,531
BlackRock Bond Income	(1,397,061)	—	23,040,413	734,945,763
BlackRock Capital Appreciation	3,402	4,684,551	—	51,908,682
BlackRock High Yield	(80,203)	—	7,369,547	109,400,439
Clarion Global Real Estate	272,048	—	2,270,586	100,998,230
ClearBridge Aggressive Growth	—	—	346,740	51,398,312
Frontier Mid Cap Growth	—	18,458,505	—	160,709,550
Goldman Sachs Mid Cap Value	(20,130)	12,592,104	1,831,320	164,672,733
Harris Oakmark International	—	24,020,486	8,572,779	338,473,668
Invesco Comstock	4,178	4,157,120	1,509,952	53,269,105
Invesco Small Cap Growth	(24)	14,464,459	—	81,279,187
Jennison Growth	1,412	8,100,106	183,029	60,878,181
JPMorgan Core Bond	(584,909)	—	15,880,461	533,430,141
JPMorgan Small Cap Value	107,787	5,617,586	1,562,164	83,350,413
Met/Aberdeen Emerging Markets Equity	(1,657,159)	—	1,916,667	160,441,813
Met/Artisan International	(7,368)	—	1,916,324	202,527,121
Met/Artisan Mid Cap Value	1,153,342	18,143,807	1,820,782	166,674,026
Met/Dimensional International Small Company	(116,796)	9,500,200	3,289,415	147,881,938
Met/Eaton Vance Floating Rate	(239,835)	—	6,678,183	160,995,961
Met/Franklin Low Duration Total Return	(2,235,070)	—	8,860,851	276,910,201
Met/Templeton International Bond	(1,287,729)	663,116	—	255,839,808
Met/Wellington Core Equity Opportunities (formerly, WMC Core Equity Opportunities)	(320,968)	2,400,074	878,794	55,292,060
Met/Wellington Large Cap Research (formerly, WMC Large Cap Research)	(188)	3,550,744	1,305,365	53,963,870
MetLife Small Cap Value	(333,155)	3,002,575	1,476,677	112,159,449
MFS Research International	—	—	5,846,255	257,855,261
MFS Value	179,822	4,951,063	1,241,213	55,679,289
Morgan Stanley Mid Cap Growth	(1,631)	—	—	52,254,560
Neuberger Berman Genesis	119,539	—	364,342	77,490,990
Oppenheimer Global Equity	—	5,101,685	1,225,250	99,869,804
PIMCO Inflation Protected Bond	(1,658,638)	—	—	216,366,355
PIMCO Total Return	(2,804,316)	—	16,113,848	585,878,982
T. Rowe Price Large Cap Value	117,559	6,316,684	1,657,416	55,340,397
T. Rowe Price Mid Cap Growth	846	12,521,818	—	86,638,914
T. Rowe Price Small Cap Growth	2,224	13,603,432	285,624	108,280,251
TCW Core Fixed Income	103,790	—	4,585,116	575,303,584
Van Eck Global Natural Resources	(18,771,632)	—	1,256,017	155,897,966
Western Asset Management Strategic Bond Opportunities	(216,682)	—	5,547,384	359,410,248
Western Asset Management U.S. Government	150,061	—	9,515,754	368,534,940

	$(29,511,790)	$171,850,115	$142,702,756	$7,437,207,723

MIST-22

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$395,675,402	$460,081,216	$488,158,567	$537,043,332	$883,833,969	$997,124,548

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$307,027,636	$118,485,825	$(395,596,361)	$—	$29,917,100

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

MIST-23

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed By MetLife Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2016, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 3.31%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

Equities began 2016 weak, driven by fears of a global recession stemming from poor earnings data and instability in emerging markets. This move was short-lived however, as stronger economic data releases and continued dovish policy from the U.S. Federal Reserve caused equities to rebound from mid-February’s low. In late June, the U.K. vote to leave the European Union (“E.U.”) brought political and economic uncertainty to the market, and equities around the world sold off sharply as investors moved into a risk-off position. The market recovered a majority of the losses during the last three days of the period.

The U.S. equity market performed moderately well with the major domestic indices up for the six months ending in June. Mid-capitalization stocks, as represented by the S&P 400 Index, returned 7.93% and outperformed large and small capitalization stocks, as represented by S&P 500 Index and Russell 2000 Index, which returned 3.84% and 2.22% respectively. International equities in developed markets, represented by the MSCI EAFE Index, lagged the domestic market, having never exceeded the highs set at the end of last year and ended the period down -4.42%. U.S. fixed income performance, as represented by the Barclays U.S. Aggregate Bond Index, returned 5.31% driven by falling interest rates.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Metropolitan Series Fund index portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The Investment Committee of MetLife Advisers, LLC manages the asset allocation of the Base Sleeve. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives used to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure; interest rate derivatives used to increase duration exposure; and cash and money market instruments which served as the collateral for derivative instruments.

The Portfolio utilized a quantitative model to rebalance the Portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targeted an equity contribution to volatility within an 8% to 12% band, subject to a maximum equity allocation of 70%. We began the period with low realized volatility and the Portfolio at full equity allocation. In January, falling oil prices and concerns about China growth caused equities to fall and volatility to increase. During this time, the Portfolio was de-risked to an approximate 55% equity allocation and maintained that allocation for most of the first quarter. In the second quarter, equity volatility had subsided and the Portfolio re-risked to a maximum 70% allocation until the British referendum on exiting the E.U. surprised the market and volatility spiked in the last week of June. The Portfolio de-risked again to a 55% allocation after the referendum.

Portfolio performance relative to the benchmark, the Dow Jones Moderate Index, was hurt by an equities underweight in the first half of the period as equity markets recovered before the Portfolio re-risked. It was also hurt by the fall in equity markets in June while it was overweight equities. A larger exposure to interest rates relative to the benchmark index benefited total performance as interest rates fell during the period raising the prices of fixed income assets and interest rate swaps.

Derivatives were a significant component of the Portfolio, which used both equity futures and interest rate swaps to manage total market exposures. Equity futures may be used to either increase or decrease equity exposure. The Portfolio used S&P 500 e-mini and S&P 400 e-mini contracts from the Chicago Mercantile Exchange and the Russell 2000 mini and mini MSCI EAFE contracts from the Intercontinental Exchange. The futures contracts were held in proportion with the Base Sleeve equity exposure to represent a broad market exposure. During this period, equity futures were used to increase equity allocations. The long exposure from the equity derivatives generally added to overall Portfolio performance, but the MSCI EAFE Index declined, causing a drag on Portfolio returns from that contract. Interest rate swaps were used to add additional diversification and balance the sources of risk in the Portfolio. The interest rate swaps added to Portfolio returns as U.S. swap rates fell during the period. During the period, both the equity futures and the interest rate swaps facilitated the total Portfolio return by providing a cost-effective and liquid access to the desired market exposures.

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed By MetLife Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

As of June 30, 2016, the Portfolio was allocated 53% to equity and 40% to fixed income. The equity exposure was distributed across domestic and international equity indices as follows: 27.09% in U.S. large cap as represented by the S&P 500 Index, 6.95% in U.S. mid cap as represented by the S&P 400 Index, 2.60% in U.S. small cap as represented by the Russell 2000 Index, and 15.88% in foreign equity as represented by the MSCE EAFE Index. The fixed income exposure was invested in an index portfolio that tracks the performance of the Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	3.31	0.21	6.99
Dow Jones Moderate Index	4.67	1.73	6.82

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Barclays Aggregate Bond Index Portfolio (Class A)	40.1
MetLife Stock Index Portfolio (Class A)	18.1
MSCI EAFE Index Portfolio (Class A)	10.5
MetLife Mid Cap Stock Index Portfolio (Class A)	4.8
Russell 2000 Index Portfolio (Class A)	1.8

Top Sectors

% of Net Assets
Mutual Funds	75.2
Cash and Cash Equivalents	24.3

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.65%	$1,000.00	$1,033.10	$3.29
	Hypothetical*	0.65%	$1,000.00	$1,021.63	$3.27

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—75.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.2%
Barclays Aggregate Bond Index Portfolio (Class A) (a)	62,355,954	$696,516,010
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,952,310	83,743,565
MetLife Stock Index Portfolio (Class A) (a)	7,346,993	314,010,469
MSCI EAFE Index Portfolio (Class A) (a)	15,848,740	181,785,044
Russell 2000 Index Portfolio (Class A) (a)	1,809,511	30,852,164

Total Mutual Funds (Cost $1,321,565,086)		1,306,907,252

Short-Term Investments—24.3%

Discount Notes—19.2%
Fannie Mae
0.332%, 11/02/16 (b)	2,000,000	1,997,727
0.376%, 07/20/16 (b)	25,000,000	24,994,854
0.384%, 07/19/16 (b)	20,000,000	19,996,000
0.432%, 10/05/16 (b)	29,000,000	28,966,747
Federal Home Loan Bank
0.175%, 07/06/16 (b)	13,400,000	13,399,615
0.260%, 07/20/16 (b)	6,000,000	5,999,145
0.287%, 07/18/16 (b)	2,200,000	2,199,688
0.288%, 07/13/16 (b)	2,000,000	1,999,795
0.300%, 07/07/16 (b)	12,000,000	11,999,310
0.325%, 08/05/16 (b)	32,000,000	31,989,733
0.337%, 07/27/16 (b)	7,000,000	6,998,256
0.360%, 08/10/16 (b)	19,800,000	19,791,996
0.382%, 08/15/16 (b)	19,000,000	18,990,856
0.391%, 08/26/16 (b)	18,000,000	17,989,018
0.411%, 09/14/16 (b)	3,200,000	3,197,267
0.411%, 09/16/16 (b)	4,500,000	4,496,054
0.423%, 08/03/16 (b)	3,000,000	2,998,818
0.437%, 10/07/16 (b)	3,400,000	3,395,974
0.457%, 10/12/16 (b) (c)	34,500,000	34,455,152
0.488%, 07/22/16 (b) (c)	29,000,000	28,991,481
0.490%, 08/24/16 (b)	1,200,000	1,199,114
0.507%, 09/07/16 (b)	3,000,000	2,997,127
0.508%, 09/02/16 (b)	7,000,000	6,993,770
0.525%, 11/16/16 (b)	5,000,000	4,990,033
Freddie Mac
0.320%, 09/13/16 (b)	15,000,000	14,990,133
0.402%, 10/04/16 (b)	16,000,000	15,983,111
0.429%, 08/26/16 (b)	2,000,000	1,998,662

		333,999,436

U.S. Treasury—5.1%
U.S. Treasury Bills
0.156%, 07/07/16 (b)	6,900,000	6,899,794
0.194%, 07/14/16 (b)	3,000,000	2,999,777
0.217%, 07/21/16 (b)	12,500,000	12,498,438
0.252%, 09/08/16 (b)	26,700,000	26,687,091
0.332%, 10/20/16 (b) (d)	22,000,000	21,977,604
0.342%, 10/13/16 (b)	18,000,000	17,982,320

		89,045,024

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $209,385 on 07/01/16, collateralized by $210,000 U.S. Treasury Note at 1.375% due 02/29/20 with a value of $214,725.	209,384	209,384

Total Short-Term Investments (Cost $423,253,844)		423,253,844

Total Investments—99.5% (Cost $1,744,818,930) (e)		1,730,161,096
Other assets and liabilities (net)—0.5%		8,157,719

Net Assets—100.0%		$1,738,318,815

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $18,680,964.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2016, the market value of securities pledged was $14,994,084.
(e)	As of June 30, 2016, the aggregate cost of investments was $1,744,818,930. The aggregate unrealized appreciation and depreciation of investments were $9,266,899 and $(23,924,733), respectively, resulting in net unrealized depreciation of $(14,657,834).

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
MSCI EAFE Mini Index Futures	09/16/16	1,160	USD	92,488,818	$1,192,782
Russell 2000 Mini Index Futures	09/16/16	124	USD	14,188,317	39,443
S&P 500 E-Mini Index Futures	09/16/16	1,491	USD	154,296,985	1,527,425
S&P Midcap 400 E-Mini Index Futures	09/16/16	247	USD	36,477,479	399,621

Net Unrealized Appreciation					$3,159,271

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	1.628%	04/14/26	USD	15,000,000	$340,073
Pay	3M LIBOR	1.649%	06/07/26	USD	19,000,000	456,941
Pay	3M LIBOR	1.650%	07/05/26	USD	81,000,000	1,871,276
Pay	3M LIBOR	1.650%	08/11/26	USD	81,000,000	1,752,623
Pay	3M LIBOR	1.680%	05/12/26	USD	80,000,000	2,155,329
Pay	3M LIBOR	1.725%	09/14/26	USD	81,000,000	2,213,630
Pay	3M LIBOR	1.810%	06/07/26	USD	62,000,000	2,432,060
Pay	3M LIBOR	1.980%	04/14/26	USD	67,000,000	3,747,745

Net Unrealized Appreciation						$14,969,677

(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,306,907,252	$—	$—	$1,306,907,252
Short-Term Investments
Discount Notes	—	333,999,436	—	333,999,436
U.S. Treasury	—	89,045,024	—	89,045,024
Repurchase Agreement	—	209,384	—	209,384
Total Short-Term Investments	—	423,253,844	—	423,253,844
Total Investments	$1,306,907,252	$423,253,844	$—	$1,730,161,096

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,159,271	$—	$—	$3,159,271
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$14,969,677	$—	$14,969,677

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$423,253,844
Affiliated investments at value (b)	1,306,907,252
Cash	4,480,000
Receivable for:
Fund shares sold	1,508,560
Variation margin on futures contracts	4,044,140
Prepaid expenses	2,752

Total Assets	1,740,196,548
Liabilities
Payables for:
Investments purchased	418,262
Fund shares redeemed	36,369
Variation margin on centrally cleared swap contracts	687,974
Accrued Expenses:
Management fees	239,742
Distribution and service fees	352,051
Deferred trustees’ fees	56,923
Other expenses	86,412

Total Liabilities	1,877,733

Net Assets	$1,738,318,815

Net Assets Consist of:
Paid in surplus	$1,694,824,694
Undistributed net investment income	28,184,125
Accumulated net realized gain	11,838,882
Unrealized appreciation on affiliated investments, futures contracts and swap contracts	3,471,114

Net Assets	$1,738,318,815

Net Assets
Class B	$1,738,318,815
Capital Shares Outstanding*
Class B	146,671,163
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $423,253,844.
(b)	Identified cost of affiliated investments was $1,321,565,086.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from affiliated investments	$31,188,947
Interest	629,895

Total investment income	31,818,842
Expenses
Management fees	1,340,486
Administration fees	14,081
Custodian and accounting fees	23,142
Distribution and service fees—Class B	1,971,817
Audit and tax services	17,248
Legal	13,414
Trustees’ fees and expenses	15,927
Shareholder reporting	4,986
Insurance	935
Miscellaneous	4,006

Total expenses	3,406,042

Net Investment Income	28,412,800

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	263
Affiliated investments	656,129
Futures contracts	(19,991,395)
Swap contracts	23,668,964
Capital gain distributions from Affiliated Underlying Portfolios	21,582,697

Net realized gain	25,916,658

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(3,728,090)
Futures contracts	(4,703,661)
Swap contracts	12,124,012

Net change in unrealized appreciation	3,692,261

Net realized and unrealized gain	29,608,919

Net Increase in Net Assets From Operations	$58,021,719

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$28,412,800	$17,504,686
Net realized gain (loss)	25,916,658	(4,662,328)
Net change in unrealized appreciation (depreciation)	3,692,261	(39,825,732)

Increase (decrease) in net assets from operations	58,021,719	(26,983,374)

From Distributions to Shareholders
Net investment income
Class B	(22,095,549)	(14,600,851)
Net realized capital gains
Class B	0	(32,350,906)

Total distributions	(22,095,549)	(46,951,757)

Increase in net assets from capital share transactions	247,230,203	575,764,203

Total increase in net assets	283,156,373	501,829,072

Net Assets
Beginning of period	1,455,162,442	953,333,370

End of period	$1,738,318,815	$1,455,162,442

Undistributed net investment income
End of period	$28,184,125	$21,866,874

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	21,735,821	$250,857,045	46,267,060	$562,358,851
Reinvestments	1,878,873	22,095,549	3,873,907	46,951,757
Redemptions	(2,209,495)	(25,722,391)	(2,771,820)	(33,546,405)

Net increase	21,405,199	$247,230,203	47,369,147	$575,764,203

Increase derived from capital shares transactions		$247,230,203		$575,764,203

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012(a)
Net Asset Value, Beginning of Period	$11.62		$12.24	$11.24	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.21		0.18	0.14	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	0.17		(0.31)	0.90	1.26	0.17

Total from investment operations	0.38		(0.13)	1.04	1.32	0.16

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	0.00	(0.03)	0.00
Distributions from net realized capital gains	0.00		(0.34)	(0.04)	(0.21)	0.00

Total distributions	(0.15)		(0.49)	(0.04)	(0.24)	0.00

Net Asset Value, End of Period	$11.85		$11.62	$12.24	$11.24	$10.16

Total Return (%) (c)	3.31	(d)	(1.21)	9.26	12.94	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.43	(f)	0.44	0.47	0.54	9.45	(f)
Net ratio of expenses to average net assets (%) (e)	0.43	(f)	0.44	0.47 (g)	0.54 (g)	0.60	(f)(g)
Ratio of net investment income (loss) to average net assets (%) (h)	1.61	(f)(i)	1.44	1.21	0.50	(0.57	)(f)
Portfolio turnover rate (%)	2	(d)	0 (j)	1	0 (j)	0	(d)(k)
Net assets, end of period (in millions)	$1,738.3		$1,455.2	$953.3	$485.1	$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.
(j)	Rounds to less than 1%.
(k)	There were no long term sale transactions during the year ended December 31, 2012.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at their closing daily net asset value on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions, distributions redesignations and distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $209,384, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$14,969,677
Equity	Unrealized appreciation on futures contracts (b)	3,159,271

		$18,128,948

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$(19,991,395)	$(19,991,395)
Swap contracts	23,668,964	—	23,668,964

	$23,668,964	$(19,991,395)	$3,677,569

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(4,703,661)	$(4,703,661)
Swap contracts	12,124,012	—	12,124,012

	$12,124,012	$(4,703,661)	$7,420,351

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$226,292
Swap contracts	446,500,000

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$242,582,617	$0	$25,572,417

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by MetLife Advisers (Overlay Portion managed by MIA) for the six months ended June 30, 2016	% per annum	Average Daily Net Assets of the Overlay Portion
$969,565	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by MetLife Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2016	% per annum	Average Daily Net Assets of the Base Portion
$370,921	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIA an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2016 were $381,369.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2016 were as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Barclays Aggregate Bond Index	53,564,639	8,791,315	—	62,355,954
MetLife Mid Cap Stock Index	4,420,159	901,294	(369,143)	4,952,310
MetLife Stock Index	5,384,500	1,962,493	—	7,346,993
MSCI EAFE Index	12,556,241	3,296,301	(3,802)	15,848,740
Russell 2000 Index	2,353,596	517,020	(1,061,105)	1,809,511

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Barclays Aggregate Bond Index	$—	$—	$18,857,568	$696,516,010
MetLife Mid Cap Stock Index	952,782	6,354,030	1,058,255	83,743,565
MetLife Stock Index	—	13,421,177	6,121,465	314,010,469
MSCI EAFE Index	2,662	—	4,722,422	181,785,044
Russell 2000 Index	(299,315)	1,807,490	429,237	30,852,164

	$656,129	$21,582,697	$31,188,947	$1,306,907,252

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$29,829,837	$906,163	$17,121,920	$1,389,450	$46,951,757	$2,295,613

MIST-16

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$21,919,091	$—	$(11,020,757)	$(6,123,832)	$4,774,502

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had accumulated short-term capital losses of $2,798,004 and accumulated long-term capital losses of $3,325,828.

MIST-17

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the MetLife Small Cap Value Portfolio returned 8.69% and 8.56%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 6.08%.

MARKET ENVIRONMENT / CONDITIONS

The year began tumultuously, with the Russell 2000 Value Index down 13% through the beginning of February 2016, but the Index found support and proved resilient and ended the first half of 2016 up over 6%. The recovery in February began when the U.S. Dollar weakened just enough to spark a bounce in commodities. Also, employment data and several other economic indicators held up better than expected, lowering expectations regarding recession risk. Finally, continued accommodative policies around the globe provided a favorable backdrop for a change in market direction. These factors drove a reflation trade, with strong rebounds in Energy, Materials, and Industrial stocks pulling the market higher more broadly. It appeared this rally would stall when U.K. voters surprised investors by voting to exit the European Union (“Brexit”). But uncertainty sparked by the referendum has pushed out the expected path of the U.S. Federal Reserve’s rate hikes, leading to a record low for the U.S. 10-year note. This significantly lower interest rate environment provided a catalyst for stocks to rebound, and led to a 6% rally over the final three days of June.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The sleeve managed by Delaware Investments outperformed the Russell 2000 Value Index during the reporting period. Outperformance was a result of stock selection in the Consumer Discretionary and Health Care sectors, while an overweight allocation to the Materials sector also contributed to relative outperformance.

Within the Consumer Discretionary sector, the sleeve’s holdings in the retailing industry outperformed. Core-Mark Holding, a company that supplies convenience store chains Murphy USA and 7-Eleven with packaged foods and other goods, contributed during the period. Restaurant holdings Texas Roadhouse and Cheesecake Factory also contributed.

The sleeve’s outperformance in the Health Care sector was led by holdings in the equipment and services industry. Teleflex, a medical device company and VCA, a veterinary services and diagnostics company outperformed over the period. VCA experienced strong trends in its core animal hospital and laboratory testing businesses. The Portfolio also benefited from not owning any stocks in the biotechnology industry, as they underperformed.

The Materials sector generated the strongest return during the period for the Russell 2000 Value Index and the Portfolio’s sleeve. Olin, a chemical company that produces chlorine and caustic soda (as well as their associated chemical derivative products) was a top contributor. The company projected it is positioned to potentially realize synergies from the Dow Chemical Company’s business acquisition at the high end of the guided range, and that higher electrochemical unit prices could provide upside to 2016 results. Albemarle, a specialty chemical company, increased pricing for lithium and bromine products, which improved operating margins and contributed to the company’s strong performance over the period.

Stock selection and an underweight allocation to the Consumer Staples sector detracted from relative results. The sleeve held two companies in the sector, Pinnacle Foods and J&J Snack Foods, and while they positively performed during the review period, they did not keep pace with Index’s sector performance.

Stock selection in the Utilities sector was positive over the period. However, the sleeve’s underweight allocation detracted from relative results. We believed valuations of utility companies were generally less attractive relative to the available investment opportunities in other areas of the market.

Stock selection in the Financials sector was negative during the review period with most of the detraction coming from the insurance industry. American Equity Investment Life Holding, a life insurance company with a primary emphasis on the sale of fixed-indexed annuities, detracted from performance. On April 6, the U.S. Department of Labor released its final proposal requiring retirement advisors to adhere to a fiduciary standard. The final proposal unexpectedly added restrictions to the sale of American Equity Investment Life Holding’s primary product, causing the shares to decline by 15% on the day of the announcement. East West Bancorp, a regional bank that focuses on the financial service needs of individuals and businesses operating in the United States and Greater China, as well as Chinese-American individuals and businesses, detracted. While the company does not have earnings exposure to the Chinese economy, investors were concerned that the company did, which may have pressured the stock. We maintained the Portfolio’s position in East West Bancorp at period end.

The Portfolio’s sleeve ended the review period with no companies in the Telecommunication Services sector, which was the smallest sector in the Index, and represented less than 1% of total weight at the end of the period.

The sleeve’s largest relative overweight was to the Materials sector and its largest position in the sector was Berry Plastics Group, a

MIST-1

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

producer of plastic consumer packaging and engineered materials. Berry generates strong free cash flow and has a solid product line. In Materials, we added hybrid chemical company Trinseo during the review period and sold Ryerson Holding. We also trimmed shares of P.H. Glatfelter.

The Portfolio’s sleeve went from overweight, to slightly underweight the Consumer Discretionary sector as a result of the Russell rebalance, which increased the sector’s weight in the Russell 2000 Value Index. In addition, we sold two holdings in the sector, Brinker International and Stage Stores.

The sleeve’s largest underweight was in the Financials sector. The Portfolio was overweight insurance and underweight Real Estate Investment Trusts (“REITs”). A number of REITs moved out of the Russell 2000 Value Index, which caused its weight in the Index to decline. As a result, we remained underweight REITs, but to a lesser extent at period end.

Christopher S. Beck

Steven G. Catricks

Kent P. Madden

Kelly A. McKee

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management, LLC

PORTFOLIO REVIEW / PERIOD END POSITIONING

The sleeve managed by Wells Capital outperformed the Russell 2000 Value over the six month period. Superior stock selection was the largest driver for the sleeve’s outperformance. Stock selection in Industrials, Consumer Staples, Health Care, and Consumer Discretionary aided relative performance. The sleeve’s significant underweights to REITs and Utilities detracted from performance. Stock selection within Materials was the largest detractor from relative performance.

In the Consumer Staples sector, Central Garden & Pet Company, a supplier of consumer lawn and garden and pet products, gained nearly 69% during the first half of the year. The company struggled in recent years, as it tried to implement an aggressive margin improvement plan. The plan’s targets relied too heavily on cost reductions, leading to a loss of focus on building brand loyalty with retailers and consumers. Following the appointment of a new CEO in February 2013, the company slowly began to rebuild its brands and improve customer service. The turnaround’s momentum accelerated over the past year, as revenue growth consistently exceeded targeted goals and analyst projections. With the improved execution, Central’s stock price has appreciated to a level more in line with well-managed consumer products companies. With an improved balance sheet and more consistent operating results, we believe Central is poised to continue its recent pattern of beating and raising earnings estimates, while effectively deploying excess cash towards accretive capital investments and acquisitions. We continued to see at period end a favorable reward/ risk scenario and remain holders of the shares.

Coherent, Inc. was a strong contributor within the Information Technology sector. The stock’s outperformance began at the end of January when the company reported that photonic solutions saw first quarter bookings spike due to increased demand for their Linebeam excimer laser system. In addition, the company sees a significant number of orders pending that should close throughout the balance of the fiscal year. Demand for this laser system is being driven primarily by the conversion of LCD to OLED displays in the smart phone market and, not only do they command a premium price point, but require significant high margin service and support. Fueling already strong stock price performance, in March Coherent announced its intent to acquire Rofin-Sinar Technologies. This deal not only adds scale and revenue diversification, but accelerates entry into the materials processing market as well as the fiber laser category, both areas of strategic long-term importance. With many positive developments for the company in the period, the stock approached our intrinsic value and we subsequently exited our position.

Within the Consumer Discretionary sector, Krispy Kreme Doughnuts, Inc. contributed to performance. Krispy Kreme Doughnuts was up 39% during the period primarily on the news that the board of directors entered into an agreement for the company to be acquired by JAB Holding Company for $21 per share. Krispy Kreme is a natural fit for JAB Holding Company and complements their other investments which include Peet’s Coffee & Tea, Caribou Coffee Company and Keurig Green Mountain. Despite the somewhat attractive multiple paid on near-term earnings, the offer price was below our expectation and we believe it undervalues the company’s long-term earnings power. We do not believe a higher bidder will emerge. In a recent proxy filing, Krispy Kreme highlighted the six month process with JAB to arrive at the $21 offer only with a no-shop provision.

Underweight allocations to both Utilities and REITs detracted from the sleeve’s performance over the period. The U.S. Federal Reserve did not raise rates during the period, causing REITs and Utilities stocks to remain popular investment vehicles for yield-seeking investors. We typically find both REITs and Utilities lacking the balance sheet flexibility we desire and we also found their valuations stretched, leading to less attractive reward/risk opportunities than we found elsewhere. We continued to remain underweight.

Korn/Ferry International, a global provider of talent management solutions, detracted from performance during the period. While the company reported solid fiscal fourth quarter results, there were some signs that the core executive search business may be decelerating. Although a summer slowdown is typical and expected, the degree of

MIST-2

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

slowing has unmistakably elevated investors’ concerns around how global macroeconomic uncertainty may impact the business’s fundamentals in the near term. In addition, recently acquired Hay Group is causing both a short-term negative mix impact on margins as well as added execution and integration risks. While we are disappointed in the recent performance in Korn/Ferry’s stock, we continued to believe in the longer-term strategy the company has undertaken and see shares as uniquely attractive at current levels even after considering company specific risk.

Liberty Tax, Inc., an assisted tax preparation provider, declined 43% during the first six months of the year as the 2016 tax season did not meet investor expectations. During the tax season, the number of returns filed with branded assisted tax preparers, such as Liberty Tax and H&R Block, was lower than investor estimates as the independent assisted providers and online do-it-yourself (DIY) providers such as TurboTax were able to take share. While we are not aware of the specifics yet, we believe Liberty Tax will make some strategy changes for the 2017 tax season that will be more targeted and ultimately effective than in past years. With low investor expectations for the next tax season, we continued to find the reward/risk attractive at these levels.

During the past six months, the Portfolio’s sleeve decreased its relative underweight to Financials, largely by increasing its weight in Banks, and increased its relative overweight to Industrials. As high yield credit spreads widened because of recession fears, we took this as an opportunity to increase both our Industrials and Banks weight because we believed these sectors were unfairly sold off, and we were able to find specific opportunities through our bottom-up stock selection process. Within Industrials we entered a new position in Ennis, Inc., a company that sells printed business products and apparel, because of its attractive reward/risk ratio in our view. Within banks, we added two new positions: First Niagara Financial Group, Inc. and FirstMerit Corporation.

We also decreased are relative overweight in Health Care during the period. We sold several positions during the period as their individual theses played out and their stock prices approached our assessment of their intrinsic values. We reallocated this capital to stocks which we believe have more attractive reward/risk ratios, like Frozen Food Company, Nomad Foods, and printing services company, Ennis Inc.

James Tringas

Bryant VanCronkhite

Robert Rifkin

Portfolio Managers

Wells Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

MetLife Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX &

THE DOW JONES U.S. SMALL CAP TOTAL STOCK MARKET INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
MetLife Small Cap Value Portfolio
Class A	8.69	0.35	7.93	5.34
Class B	8.56	0.15	7.67	5.08
Russell 2000 Value Index	6.08	-2.58	8.14	5.15
Dow Jones U.S. Small Cap Total Stock Market Index[2]	4.50	-4.54	9.65	7.93

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
ProAssurance Corp.	1.4
First Citizens BancShares, Inc. - Class A	1.4
Vishay Intertechnology, Inc.	1.4
Validus Holdings, Ltd.	1.3
Eagle Materials, Inc.	1.3
East West Bancorp, Inc.	1.3
Hancock Holding Co.	1.2
Mueller Industries, Inc.	1.2
TreeHouse Foods, Inc.	1.1
Berry Plastics Group, Inc.	1.0

Top Sectors

% of Net Assets
Financials	30.3
Industrials	16.5
Information Technology	12.6
Materials	11.6
Consumer Discretionary	11.0
Health Care	6.2
Consumer Staples	4.3
Energy	4.2
Utilities	2.7

MIST-4

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.79%	$1,000.00	$1,086.90	$4.10
	Hypothetical*	0.79%	$1,000.00	$1,020.94	$3.97

Class B(a)	Actual	1.04%	$1,000.00	$1,085.60	$5.39
	Hypothetical*	1.04%	$1,000.00	$1,019.69	$5.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-5

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Auto Components—0.7%
Standard Motor Products, Inc.	87,800	$3,492,684
Tenneco, Inc. (a)	69,000	3,216,090

		6,708,774

Banks—14.7%
Associated Banc-Corp.	338,742	5,809,425
Bank of Hawaii Corp. (b)	108,500	7,464,800
BBCN Bancorp, Inc.	162,335	2,422,038
Boston Private Financial Holdings, Inc.	313,600	3,694,208
Community Bank System, Inc.	159,600	6,557,964
East West Bancorp, Inc.	363,500	12,424,430
First Citizens BancShares, Inc. - Class A (b)	53,211	13,776,860
First Financial Bancorp	263,100	5,117,295
First Interstate BancSystem, Inc. - Class A	102,200	2,871,820
First Midwest Bancorp, Inc.	241,600	4,242,496
First Niagara Financial Group, Inc.	651,327	6,343,925
FirstMerit Corp.	278,388	5,642,925
Great Western Bancorp, Inc.	206,700	6,519,318
Hancock Holding Co.	430,927	11,251,504
Independent Bank Corp./Rockland Trust	38,300	1,750,310
NBT Bancorp, Inc.	204,300	5,849,109
Prosperity Bancshares, Inc.	88,000	4,487,120
S&T Bancorp, Inc.	117,000	2,860,650
TCF Financial Corp.	424,570	5,370,810
UMB Financial Corp. (b)	150,236	7,994,058
Umpqua Holdings Corp.	155,700	2,408,679
Valley National Bancorp (b)	553,400	5,047,008
Webster Financial Corp.	249,600	8,473,920
WesBanco, Inc.	148,900	4,623,345

		143,004,017

Beverages—0.5%
Cott Corp. (b)	321,409	4,486,870

Building Products—1.0%
Simpson Manufacturing Co., Inc.	245,195	9,800,444

Capital Markets—2.0%
Apollo Investment Corp. (b)	406,431	2,251,628
CIFC Corp.	135,272	959,078
Main Street Capital Corp. (b)	108,500	3,564,225
New Mountain Finance Corp. (b)	170,862	2,204,120
Stifel Financial Corp. (a)	126,600	3,981,570
Westwood Holdings Group, Inc.	130,763	6,773,523

		19,734,144

Chemicals—6.5%
A. Schulman, Inc.	118,006	2,881,707
Albemarle Corp.	79,600	6,313,076
Chemtura Corp. (a)	183,700	4,846,006
HB Fuller Co.	160,500	7,060,395
Innospec, Inc.	169,510	7,795,765
Olin Corp.	312,000	7,750,080
Quaker Chemical Corp.	99,581	8,882,625
Scotts Miracle-Gro Co. (The) - Class A (b)	124,062	8,673,174

Chemicals—(Continued)
Sensient Technologies Corp.	85,116	6,046,641
Trinseo S.A. (a)	72,188	3,099,031

		63,348,500

Commercial Services & Supplies—3.8%
ACCO Brands Corp. (a)	483,574	4,995,319
Brady Corp. - Class A	125,490	3,834,974
Deluxe Corp.	59,224	3,930,697
Ennis, Inc.	297,225	5,700,775
Essendant, Inc.	69,900	2,136,144
Knoll, Inc.	140,452	3,410,175
Matthews International Corp. - Class A	65,054	3,619,605
UniFirst Corp.	34,700	4,015,484
Viad Corp.	181,470	5,625,570

		37,268,743

Communications Equipment—2.1%
Aviat Networks, Inc. (a)	54,991	427,830
Brocade Communications Systems, Inc.	288,000	2,643,840
CommScope Holding Co., Inc. (a)	209,190	6,491,166
NETGEAR, Inc. (a)	86,006	4,088,725
NetScout Systems, Inc. (a)	322,423	7,173,912

		20,825,473

Construction & Engineering—1.6%
EMCOR Group, Inc.	76,543	3,770,508
MasTec, Inc. (a)	357,800	7,986,096
Primoris Services Corp. (b)	199,300	3,772,749

		15,529,353

Construction Materials—1.3%
Eagle Materials, Inc.	161,513	12,460,728

Containers & Packaging—1.7%
Berry Plastics Group, Inc. (a)	259,303	10,073,922
Silgan Holdings, Inc.	121,481	6,251,412

		16,325,334

Distributors—0.4%
Core-Mark Holding Co., Inc.	90,024	4,218,525

Diversified Consumer Services—0.5%
Liberty Tax, Inc.	139,386	1,856,622
Service Corp. International	131,900	3,566,576

		5,423,198

Electric Utilities—0.8%
El Paso Electric Co.	99,000	4,679,730
Hawaiian Electric Industries, Inc.	90,870	2,979,627

		7,659,357

Electrical Equipment—1.0%
EnerSys	74,932	4,456,206
Regal-Beloit Corp.	47,100	2,592,855

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Thermon Group Holdings, Inc. (a)	148,200	$2,846,922

		9,895,983

Electronic Equipment, Instruments & Components—4.0%
AVX Corp. (b)	306,387	4,160,736
Jabil Circuit, Inc. (b)	131,954	2,437,190
Novanta, Inc. (a)	654,638	9,917,766
Orbotech, Ltd. (a)	156,586	4,000,772
Tech Data Corp. (a)	68,500	4,921,725
Vishay Intertechnology, Inc. (b)	1,098,796	13,614,082

		39,052,271

Energy Equipment & Services—2.3%
Atwood Oceanics, Inc. (b)	123,194	1,542,389
CARBO Ceramics, Inc. (b)	123,964	1,623,928
Dril-Quip, Inc. (a)	46,600	2,722,838
Helix Energy Solutions Group, Inc. (a)	348,400	2,355,184
Patterson-UTI Energy, Inc.	448,441	9,560,762
Steel Excel, Inc. (a) (b)	287,319	3,016,850
TETRA Technologies, Inc. (a)	232,982	1,484,095

		22,306,046

Food & Staples Retailing—0.2%
SUPERVALU, Inc. (a)	484,172	2,285,292

Food Products—2.9%
Flowers Foods, Inc. (b)	167,204	3,135,075
J&J Snack Foods Corp.	39,200	4,675,384
Nomad Foods, Ltd. (a)	395,650	3,157,287
Pinnacle Foods, Inc.	89,200	4,129,068
Snyder’s-Lance, Inc.	91,306	3,094,360
TreeHouse Foods, Inc. (a) (b)	102,894	10,562,069

		28,753,243

Gas Utilities—0.8%
Southwest Gas Corp.	101,900	8,020,549

Health Care Equipment & Supplies—3.3%
Analogic Corp.	104,485	8,300,288
CryoLife, Inc.	168,840	1,994,000
Haemonetics Corp. (a)	201,412	5,838,934
Halyard Health, Inc. (a)	79,678	2,591,129
ICU Medical, Inc. (a)	17,101	1,928,138
STERIS plc (b)	108,344	7,448,650
Teleflex, Inc.	22,200	3,936,282

		32,037,421

Health Care Providers & Services—1.9%
Owens & Minor, Inc. (b)	224,360	8,386,577
Patterson Cos., Inc. (b)	134,210	6,427,317
VCA, Inc. (a)	49,100	3,319,651

		18,133,545

Hotels, Restaurants & Leisure—3.7%
Cheesecake Factory, Inc. (The) (b)	84,700	4,077,458
Denny’s Corp. (a)	396,914	4,258,887
DineEquity, Inc.	77,884	6,603,006
International Speedway Corp. - Class A	100,400	3,358,380
Krispy Kreme Doughnuts, Inc. (a)	367,237	7,697,288
Ruby Tuesday, Inc. (a)	371,000	1,339,310
Texas Roadhouse, Inc. (b)	74,400	3,392,640
Wendy’s Co. (The)	563,607	5,421,899

		36,148,868

Household Durables—1.2%
Dixie Group, Inc. (The) (a)	302,994	1,078,659
Helen of Troy, Ltd. (a)	52,436	5,392,518
Meritage Homes Corp. (a)	134,500	5,049,130

		11,520,307

Household Products—0.7%
Central Garden and Pet Co. (a)	247,282	5,645,448
Central Garden and Pet Co. - Class A (a)	44,448	964,966

		6,610,414

Insurance—7.1%
Allied World Assurance Co. Holdings AG	106,426	3,739,810
American Equity Investment Life Holding Co.	256,000	3,648,000
Brown & Brown, Inc.	226,122	8,472,791
Endurance Specialty Holdings, Ltd.	70,246	4,717,721
Infinity Property & Casualty Corp.	47,600	3,839,416
ProAssurance Corp.	257,585	13,793,677
RenaissanceRe Holdings, Ltd.	34,039	3,997,540
Selective Insurance Group, Inc.	243,200	9,292,672
Stewart Information Services Corp.	112,680	4,666,079
Validus Holdings, Ltd.	266,411	12,944,911

		69,112,617

IT Services—1.3%
DST Systems, Inc.	59,512	6,928,982
Sykes Enterprises, Inc. (a)	186,342	5,396,464

		12,325,446

Life Sciences Tools & Services—0.8%
Bio-Rad Laboratories, Inc. - Class A (a)	23,724	3,393,006
VWR Corp. (a)	150,465	4,348,439

		7,741,445

Machinery—6.8%
Altra Industrial Motion Corp.	146,400	3,949,872
Barnes Group, Inc.	104,700	3,467,664
CIRCOR International, Inc. (b)	38,700	2,205,513
Douglas Dynamics, Inc.	325,308	8,370,175
EnPro Industries, Inc.	53,000	2,352,670
ESCO Technologies, Inc.	159,464	6,368,992
Franklin Electric Co., Inc.	272,924	9,020,138
Hillenbrand, Inc.	154,705	4,647,338

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
ITT, Inc.	180,000	$5,756,400
Kadant, Inc.	180,402	9,292,507
Mueller Industries, Inc.	352,364	11,233,365

		66,664,634

Marine—0.6%
Kirby Corp. (a)	46,900	2,926,091
Matson, Inc.	89,300	2,883,497

		5,809,588

Media—1.7%
AH Belo Corp. - Class A	627,413	3,137,065
Cinemark Holdings, Inc.	96,600	3,522,036
Meredith Corp. (b)	59,700	3,099,027
New Media Investment Group, Inc.	158,841	2,870,257
Time, Inc.	232,427	3,825,748

		16,454,133

Metals & Mining—0.4%
Kaiser Aluminum Corp.	38,500	3,480,785
Real Industry, Inc. (a)	94,188	731,841

		4,212,626

Multi-Utilities—1.1%
Black Hills Corp.	76,000	4,791,040
NorthWestern Corp.	91,000	5,739,370

		10,530,410

Oil, Gas & Consumable Fuels—1.9%
Energen Corp.	83,448	4,023,028
Jones Energy, Inc. - Class A (a) (b)	87,700	361,324
Oasis Petroleum, Inc. (a)	322,800	3,014,952
SM Energy Co. (b)	137,300	3,707,100
Western Refining, Inc.	150,200	3,098,626
Whiting Petroleum Corp. (a)	137,900	1,276,954
WPX Energy, Inc. (a)	337,144	3,138,811

		18,620,795

Paper & Forest Products—1.7%
Clearwater Paper Corp. (a)	86,625	5,662,676
Neenah Paper, Inc.	58,450	4,230,027
PH Glatfelter Co.	55,116	1,078,069
Schweitzer-Mauduit International, Inc.	165,208	5,828,538

		16,799,310

Pharmaceuticals—0.3%
Innoviva, Inc. (b)	263,232	2,771,833

Professional Services—0.4%
Korn/Ferry International	207,747	4,300,363

Real Estate Investment Trusts—6.2%
Apollo Commercial Real Estate Finance, Inc. (b)	150,250	2,414,518
Brandywine Realty Trust	406,700	6,832,560

Real Estate Investment Trusts—(Continued)
Education Realty Trust, Inc.	92,967	4,289,497
Gramercy Property Trust	501,420	4,623,092
Hatteras Financial Corp. (b)	426,404	6,993,026
Healthcare Realty Trust, Inc.	153,600	5,374,464
Highwoods Properties, Inc.	130,400	6,885,120
LaSalle Hotel Properties	208,159	4,908,389
Lexington Realty Trust	513,800	5,194,518
Ramco-Gershenson Properties Trust	205,400	4,027,894
Summit Hotel Properties, Inc.	275,500	3,647,620
Washington Real Estate Investment Trust	158,300	4,980,118

		60,170,816

Real Estate Management & Development—0.4%
Alexander & Baldwin, Inc.	98,600	3,563,404

Road & Rail—0.6%
Saia, Inc. (a)	64,000	1,608,960
Werner Enterprises, Inc.	178,500	4,100,145

		5,709,105

Semiconductors & Semiconductor Equipment—1.9%
Cirrus Logic, Inc. (a)	110,700	4,294,053
DSP Group, Inc. (a)	259,541	2,753,730
Exar Corp. (a) (b)	271,650	2,186,782
ON Semiconductor Corp. (a)	556,900	4,911,858
Teradyne, Inc.	233,300	4,593,677

		18,740,100

Software—2.2%
ACI Worldwide, Inc. (a)	150,036	2,927,203
Progress Software Corp. (a)	162,070	4,450,442
PTC, Inc. (a)	136,700	5,137,186
Synopsys, Inc. (a)	158,000	8,544,640

		21,059,471

Specialty Retail—1.6%
Asbury Automotive Group, Inc. (a)	34,000	1,793,160
Buckle, Inc. (The) (b)	192,191	4,995,044
Cato Corp. (The) - Class A	56,254	2,121,901
Christopher & Banks Corp. (a)	447,352	979,701
Finish Line, Inc. (The) - Class A (b)	50,500	1,019,595
Genesco, Inc. (a)	26,300	1,691,353
Guess?, Inc. (b)	153,875	2,315,819
Office Depot, Inc. (a)	169,875	562,286

		15,478,859

Technology Hardware, Storage & Peripherals—1.1%
Electronics For Imaging, Inc. (a)	128,700	5,539,248
Imation Corp. (a) (b)	1,423,110	1,778,887
Super Micro Computer, Inc. (a)	136,700	3,396,995

		10,715,130

Textiles, Apparel & Luxury Goods—1.1%
Delta Apparel, Inc. (a)	198,404	4,474,010
Steven Madden, Ltd. (a)	94,600	3,233,428

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount	Value

Textiles, Apparel & Luxury Goods—(Continued)
Wolverine World Wide, Inc.	160,600	$3,263,392

		10,970,830

Trading Companies & Distributors—0.6%
H&E Equipment Services, Inc.	218,500	4,158,055
WESCO International, Inc. (a) (b)	37,100	1,910,279

		6,068,334

Total Common Stocks (Cost $964,969,460)		969,376,648

Short-Term Investments—6.1%

Mutual Fund—5.6%
State Street Navigator Securities Lending MET Portfolio (c)	54,875,772	54,875,772

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $5,214,186 on 07/01/16, collateralized by $5,175,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $5,323,781.	5,214,181	5,214,181

Total Short-Term Investments (Cost $60,089,953)		60,089,953

Total Investments—105.5% (Cost $1,025,059,413) (d)		1,029,466,601
Other assets and liabilities (net)—(5.5)%		(53,935,737)

Net Assets — 100.0%		$975,530,864

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $56,834,857 and the collateral received consisted of cash in the amount of $54,875,772 and non-cash collateral with a value of $2,497,665. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,025,059,413. The aggregate unrealized appreciation and depreciation of investments were $94,675,199 and $(90,268,011), respectively, resulting in net unrealized appreciation of $4,407,188.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$969,376,648	$—	$—	$969,376,648
Short-Term Investments
Mutual Fund	54,875,772	—	—	54,875,772
Repurchase Agreement	—	5,214,181	—	5,214,181
Total Short-Term Investments	54,875,772	5,214,181	—	60,089,953
Total Investments	$1,024,252,420	$5,214,181	$—	$1,029,466,601

Collateral for Securities Loaned (Liability)	$—	$(54,875,772)	$—	$(54,875,772)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,029,466,601
Cash	66,385
Receivable for:
Investments sold	1,194,735
Fund shares sold	183,387
Dividends and interest	1,454,728
Prepaid expenses	6,255

Total Assets	1,032,372,091
Liabilities
Collateral for securities loaned	54,875,772
Payables for:
Investments purchased	774,219
Fund shares redeemed	217,028
Accrued Expenses:
Management fees	599,274
Distribution and service fees	90,721
Deferred trustees’ fees	86,413
Other expenses	197,800

Total Liabilities	56,841,227

Net Assets	$975,530,864

Net Assets Consist of:
Paid in surplus	$975,018,981
Undistributed net investment income	5,497,060
Accumulated net realized loss	(9,392,365)
Unrealized appreciation on investments	4,407,188

Net Assets	$975,530,864

Net Assets
Class A	$535,382,570
Class B	440,148,294
Capital Shares Outstanding*
Class A	40,654,728
Class B	33,708,994
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.17
Class B	13.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,025,059,413.
(b)	Includes securities loaned at value of $56,834,857.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$9,772,941
Interest	1,620
Securities lending income	376,353

Total investment income	10,150,914
Expenses
Management fees	3,630,808
Administration fees	14,283
Custodian and accounting fees	44,095
Distribution and service fees—Class B	527,011
Audit and tax services	20,240
Legal	13,278
Trustees’ fees and expenses	15,927
Shareholder reporting	35,609
Insurance	3,557
Miscellaneous	35,597

Total expenses	4,340,405
Less management fee waiver	(10,895)
Less broker commission recapture	(11,370)

Net expenses	4,318,140

Net Investment Income	5,832,774

Net Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(7,418,348)
Foreign currency transactions	(2,426)

Net realized loss	(7,420,774)

Net change in unrealized appreciation on:
Investments	84,457,965
Foreign currency transactions	1,411

Net change in unrealized appreciation	84,459,376

Net realized and unrealized gain	77,038,602

Net Increase in Net Assets from Operations	$82,871,376

(a)	Net of foreign withholding taxes of $10,345.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,832,774	$12,060,463
Net realized gain (loss)	(7,420,774)	24,138,531
Net change in unrealized appreciation (depreciation)	84,459,376	(91,619,677)

Increase (decrease) in net assets from operations	82,871,376	(55,420,683)

From Distributions to Shareholders
Net investment income
Class A	(7,071,695)	(2,312,124)
Class B	(4,663,368)	(459,152)
Net realized capital gains
Class A	(14,379,113)	(221,543,482)
Class B	(11,935,612)	(178,296,033)

Total distributions	(38,049,788)	(402,610,791)

Increase (decrease) in net assets from capital share transactions	(65,818,494)	275,975,277

Total decrease in net assets	(20,996,906)	(182,056,197)

Net Assets
Beginning of period	996,527,770	1,178,583,967

End of period	$975,530,864	$996,527,770

Undistributed net investment income
End of period	$5,497,060	$11,399,349

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	745,834	$8,602,402	231,356	$4,069,773
Reinvestments	1,632,481	21,450,808	16,233,184	223,855,606
Redemptions	(6,452,704)	(85,401,991)	(3,267,195)	(56,357,129)

Net increase (decrease)	(4,074,389)	$(55,348,781)	13,197,345	$171,568,250

Class B
Sales	657,754	$8,339,594	886,331	$14,104,596
Reinvestments	1,273,905	16,598,980	13,066,900	178,755,185
Redemptions	(2,781,689)	(35,408,287)	(5,510,943)	(88,452,754)

Net increase (decrease)	(850,030)	$(10,469,713)	8,442,288	$104,407,027

Increase (decrease) derived from capital shares transactions		$(65,818,494)		$275,975,277

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.62		$20.51	$21.04	$16.05	$13.57	$15.04

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.19	0.08	0.07	0.19	0.03
Net realized and unrealized gain (loss) on investments	1.02		(0.62)	0.30	5.14	2.29	(1.31)

Total from investment operations	1.10		(0.43)	0.38	5.21	2.48	(1.28)

Less Distributions
Distributions from net investment income	(0.18)		(0.08)	(0.06)	(0.22)	0.00	(0.19)
Distributions from net realized capital gains	(0.37)		(7.38)	(0.85)	0.00	0.00	0.00

Total distributions	(0.55)		(7.46)	(0.91)	(0.22)	0.00	(0.19)

Net Asset Value, End of Period	$13.17		$12.62	$20.51	$21.04	$16.05	$13.57

Total Return (%) (b)	8.69	(c)	(5.20)	1.96	32.81	18.28	(8.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(d)	0.77	0.77	0.76	0.77	0.77
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.77	0.76	0.74	0.76	0.77
Ratio of net investment income to average net assets (%)	1.31	(d)	1.21	0.38	0.37	1.29	0.17
Portfolio turnover rate (%)	12	(c)	35	135	46	46	48
Net assets, end of period (in millions)	$535.4		$564.5	$646.7	$934.0	$892.7	$755.1

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.50		$20.36	$20.89	$15.94	$13.51	$14.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.15	0.03	0.02	0.14	(0.02)
Net realized and unrealized gain (loss) on investments	1.00		(0.61)	0.30	5.11	2.29	(1.30)

Total from investment operations	1.07		(0.46)	0.33	5.13	2.43	(1.32)

Less Distributions
Distributions from net investment income	(0.14)		(0.02)	(0.01)	(0.18)	0.00	(0.16)
Distributions from net realized capital gains	(0.37)		(7.38)	(0.85)	0.00	0.00	0.00

Total distributions	(0.51)		(7.40)	(0.86)	(0.18)	0.00	(0.16)

Net Asset Value, End of Period	$13.06		$12.50	$20.36	$20.89	$15.94	$13.51

Total Return (%) (b)	8.56	(c)	(5.41)	1.72	32.45	17.99	(8.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	(d)	1.02	1.02	1.01	1.02	1.02
Net ratio of expenses to average net assets (%) (e)	1.04	(d)	1.02	1.01	0.99	1.01	1.02
Ratio of net investment income (loss) to average net assets (%)	1.07	(d)	0.95	0.16	0.12	0.96	(0.11)
Portfolio turnover rate (%)	12	(c)	35	135	46	46	48
Net assets, end of period (in millions)	$440.1		$432.0	$531.9	$602.9	$517.8	$531.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-14

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to commission recapture and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-15

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $5,214,181, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-16

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$116,181,564	$0	$209,408,966

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$3,630,808	0.750%	First $1 billion
	0.700%	Over $1 billion

MetLife Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 3, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.0125%	$500 million to $1 billion
0.050%	Over $1 billion

Prior to May 3, 2016, MetLife Advisers had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $1 billion

MIST-17

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$43,284,610	$2,798,208	$359,326,181	$60,671,403	$402,610,791	$63,469,611

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$37,568,963	$—	$(81,796,733)	$—	$(44,227,770)

MIST-18

Met Investors Series Trust

MetLife Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-19

Met Investors Series Trust

MFS Research International Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the MFS Research International Portfolio returned -3.12%, -3.24%, and -3.12%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned -4.42% and -1.02%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period in which EM economies proved to be particularly lackluster. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. The U.S. Federal Reserve indicated that its monetary policy tightening cycle would be more gradual than earlier anticipated. At the very end of the period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit”.

U.S. earnings headwinds expanded beyond the Energy, Materials and Industrial sectors, to include most sectors of the market. The sharp rise in the U.S. dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. U.S. consumer spending held up well during the period amid a modest increase in real wages and falling gasoline prices. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which drove the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the period, though concerns over high debt levels persist. Structural factors like floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Strong stock selection in the Consumer Staples sector was a primary contributor to performance relative to the MSCI EAFE Index. Overweight positions in food and drug store Sundrug (Japan), personal and household products company L’Oreal (France), nutrition, health and wellness company Nestle SA (Switzerland), food-products corporation Groupe Danone SA (France) and household products manufacturer Reckitt Benckiser (United Kingdom) strengthened relative performance.

Security selection in the Information Technology sector also contributed to relative returns. The Portfolio’s position in semiconductor manufacturer Taiwan Semiconductor (Taiwan) helped relative performance as the stock outperformed the benchmark during the reporting period.

A combination of strong stock selection and, to a lesser extent, an underweight allocation in the Consumer Discretionary sector helped relative results. Within this sector, the Portfolio’s avoidance of car maker Toyota (Japan) supported relative performance.

Individual stocks that benefited relative returns included overweight positions in telecommunications company KDDI (Japan), medical products and equipment manufacturer Terumo (Japan) and integrated oil and gas company BP PLC (United Kingdom).

Stock selection in the Financials sector held back relative results, led by the Portfolio’s overweight positions in financial services firm Intesa Sanpaolo (Italy), financial group Barclays (United Kingdom), investment management and banking firm UBS (Switzerland), financial services group Lloyds Banking Group (United Kingdom) and insurance and financial services company Sony Financial (Japan).

Stock selection in the Health Care sector also weighed on relative performance. Here, the Portfolio’s position in pharmaceutical company Valeant Pharmaceuticals (Canada) dampened relative returns.

Elsewhere, the Portfolio’s underweight position in global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and overweight positions in hotel and restaurant operator Whitbread (United Kingdom), automotive components manufacturer Denso Corp (Japan) and global engineering group GKN PLC (United Kingdom) dampened relative performance.

In Capital Goods, we consolidated several positions into high quality names in the metals &mining, machinery & tools, and automotive industries. In Japan, we trimmed or exited multiple names while starting positions in two names which we believe have relatively more attractive growth prospects and valuation multiples. We have retained a preference for higher quality, financially strong and product differentiated companies.

In Consumer Staples, trading activity was muted over the period. With growth a challenge in all regions, the sector’s current premium to market valuation, which is in line with the historical average, is justified in our view. We remain of the view that increasing wealth in Emerging Markets will continue to provide growth opportunities for the sector.

In Consumer Cyclicals, the potential for an economic slowdown following the U.K. referendum vote resulted in sterling currency and stock market weakness in the U.K. over the period. We continue to select stocks on a bottom up basis focusing on sustainability of franchise, growth prospects, and valuation. That said, we swapped U.K. based apparel retailers over the period, preferring a name that has shown significant growth in its on-line business.

In Telecom, we continued to remain underweight Europe as valuations felt a bit stretched. We have preferred the Japan market where the regulatory environment is fairly benign and valuations are reasonable. We reduced our emerging market telecom exposure over the period as price increases in our Russian holdings made valuations less attractive after accounting for higher currency and macro risks.

MIST-1

Met Investors Series Trust

MFS Research International Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*—(Continued)

In Technology, we took advantage of price volatility earlier in the period to position the Portfolio a little more towards higher growth and less deflationary software and services businesses and reposition our semiconductor exposure to names which we believe have better long-term growth opportunities. We continued to pursue a strategy focusing on companies that we believe to be well positioned in specialist niches with relatively stable earnings.

In Health Care, we remained focused on companies with long duration cash flows and, in our opinion good capital allocation. We continued to be overweight European pharmaceuticals which are by and large global businesses that we believe offer relatively good valuation considering growth in the base business and their robust pipelines.

In Financials, we added to our non-lending exposure over the period by adding to insurance, wealth management and real estate. In addition, we consolidated some of our similar positions in Japanese banks and real estate companies better reflecting our analyst’s conviction. That said, we continued to select stocks on a bottom up basis rather than try to pick which economies may grow faster or slower.

Within Energy, oil sold off at the very beginning of the period as the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers signaled that a cut to output was not in the cards. This trend quickly reversed as macro events and a falling U.S. rig count shifted the focus to a potential reduction in supply at period end. With oil now trading much higher, companies may be encouraged to increase activity levels at a time when oil inventories are still extremely high. In view of this, we remained balanced across the Portfolio, with exposure to regulated utilities and gas distribution, and an ongoing preference for balance sheets that we believe can weather an extended period of lower oil prices.

Jose Luis Garcia

Thomas Melendez

Victoria Higley

Portfolio Managers

MFS Investment Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	-3.12	-11.03	0.88	2.19
Class B	-3.24	-11.29	0.62	1.94
Class E	-3.12	-11.14	0.73	2.04
MSCI EAFE Index	-4.42	-10.16	1.68	1.58
MSCI AC World (ex-U.S.) Index	-1.02	-10.24	0.10	1.87

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Nestle S.A.	3.8
Roche Holding AG	3.6
Novartis AG	3.6
KDDI Corp.	2.1
BP plc	2.0
Reckitt Benckiser Group plc	1.9
AIA Group, Ltd.	1.9
Danone S.A.	1.8
Schneider Electric SE	1.8
Santen Pharmaceutical Co., Ltd.	1.7

Top Countries

% of Net Assets
Japan	21.1
United Kingdom	16.6
Switzerland	16.2
France	9.0
Germany	5.9
Australia	5.7
Netherlands	3.9
United States	3.7
Hong Kong	3.4
Italy	3.1

MIST-3

Met Investors Series Trust

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.69%	$1,000.00	$968.80	$3.38
	Hypothetical*	0.69%	$1,000.00	$1,021.43	$3.47

Class B(a)	Actual	0.94%	$1,000.00	$967.60	$4.60
	Hypothetical*	0.94%	$1,000.00	$1,020.19	$4.72

Class E(a)	Actual	0.84%	$1,000.00	$968.80	$4.11
	Hypothetical*	0.84%	$1,000.00	$1,020.69	$4.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Australia—5.7%
AMP, Ltd.	2,539,169	$9,855,981
APA Group	2,074,022	14,366,290
BHP Billiton plc	1,482,571	18,648,639
Brambles, Ltd.	1,426,058	13,232,595
Iluka Resources, Ltd.	1,805,690	8,833,555
Oil Search, Ltd. (a)	2,076,577	10,442,489
Orica, Ltd. (a)	1,069,538	9,908,733
Westpac Banking Corp.	859,231	19,080,928

		104,369,210

Belgium—0.6%
KBC Groep NV (b)	239,799	11,756,193

Brazil—0.6%
Ambev S.A. (ADR)	1,748,709	10,334,870

Canada—0.6%
Enbridge, Inc. (a)	267,308	11,323,787

China—1.7%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	204,844	16,291,244
China Resources Gas Group, Ltd.	4,696,424	14,327,067

		30,618,311

Denmark—0.3%
TDC A/S	1,210,175	5,923,486

France—9.0%
BNP Paribas S.A.	487,077	21,897,998
Danone S.A.	470,239	33,157,797
Engie S.A.	1,041,667	16,810,917
L’Oreal S.A.	157,229	30,075,709
Legrand S.A.	116,061	5,988,161
LVMH Moet Hennessy Louis Vuitton SE (a)	122,291	18,516,947
Schneider Electric SE	547,521	32,402,926
Technip S.A.	96,578	5,252,610

		164,103,065

Germany—5.9%
Bayer AG	288,676	29,044,322
GEA Group AG	294,398	13,837,179
LEG Immobilien AG (b)	272,003	25,422,309
Linde AG	183,247	25,504,935
Symrise AG	202,077	13,769,645

		107,578,390

Greece—0.4%
Hellenic Telecommunications Organization S.A.	741,578	6,848,393

Hong Kong—3.4%
AIA Group, Ltd.	5,661,428	34,041,361
BOC Hong Kong Holdings, Ltd.	2,861,000	8,629,956
CK Hutchison Holdings, Ltd.	1,381,514	15,203,626
Esprit Holdings, Ltd. (a) (b)	4,702,497	3,511,730

		61,386,673

India—0.6%
HDFC Bank, Ltd. (ADR)	175,210	11,625,183

Israel—0.5%
Mellanox Technologies, Ltd. (a) (b)	179,153	8,592,178

Italy—3.1%
Cerved Information Solutions S.p.A.	433,889	3,420,996
Enel S.p.A.	4,189,178	18,631,355
Eni S.p.A.	1,144,081	18,470,805
Intesa Sanpaolo S.p.A.	7,854,360	15,065,661

		55,588,817

Japan—21.1%
ABC-Mart, Inc.	122,600	8,159,360
AEON Financial Service Co., Ltd.	656,699	14,112,112
Daikin Industries, Ltd.	269,200	22,428,645
Japan Tobacco, Inc. (a)	737,131	29,529,911
KDDI Corp.	1,233,500	37,549,369
Koito Manufacturing Co., Ltd.	302,300	13,835,149
Kubota Corp.	1,718,100	23,011,170
Mitsubishi Corp.	582,954	10,192,809
Mitsui Fudosan Co., Ltd.	534,000	12,190,126
Nippon Paint Holdings Co., Ltd. (a)	407,100	9,999,190
Nomura Research Institute, Ltd.	218,100	7,943,311
Santen Pharmaceutical Co., Ltd.	1,956,700	30,514,705
Shionogi & Co., Ltd.	223,100	12,133,321
SoftBank Group Corp.	282,800	15,999,397
Sony Financial Holdings, Inc.	1,113,544	12,498,968
Sumitomo Mitsui Financial Group, Inc.	927,882	26,602,624
Sundrug Co., Ltd.	210,070	19,531,718
Terumo Corp.	327,000	13,865,223
TOTO, Ltd.	498,800	19,764,496
USS Co., Ltd.	853,400	13,997,079
Yamato Holdings Co., Ltd.	1,286,066	29,455,664

		383,314,347

Netherlands—3.9%
ABN AMRO Group NV	900,546	14,935,643
Akzo Nobel NV	429,597	27,027,282
RELX NV	1,656,265	28,904,264

		70,867,189

Norway—0.6%
DNB ASA	984,801	11,906,390

Portugal—0.8%
Galp Energia SGPS S.A.	995,369	13,823,207

Russia—0.2%
Magnit PJSC	28,314	3,988,545

Singapore—0.6%
Broadcom, Ltd.	70,264	10,919,026

South Korea—0.7%
NAVER Corp.	21,719	13,504,834

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value

Spain—0.7%
Amadeus IT Holding S.A. - A Shares	290,069	$12,707,486

Switzerland—16.2%
Dufry AG (a) (b)	48,871	5,865,547
Julius Baer Group, Ltd. (a) (b)	277,012	11,132,141
Nestle S.A.	890,333	68,676,445
Novartis AG	802,463	66,013,636
Roche Holding AG	251,379	66,371,742
Schindler Holding AG (Participation Certificate)	116,606	21,129,908
Swiss Re AG	111,930	9,785,619
UBS Group AG	2,064,569	26,712,639
Zurich Insurance Group AG (b)	74,060	18,324,013

		294,011,690

Taiwan—1.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,992,468	30,301,312

Thailand—0.4%
Kasikornbank PCL (a)	1,609,042	7,784,210

United Kingdom—16.6%
Aon plc	139,168	15,201,321
ARM Holdings plc	1,283,747	19,443,577
Barclays plc	7,963,502	15,161,084
BP plc	6,331,772	36,973,316
BT Group plc	1,849,994	10,215,382
Cairn Energy plc (b)	2,026,583	5,624,443
Croda International plc	423,026	17,730,833
GKN plc	6,723,718	24,201,559
Hiscox, Ltd.	933,794	12,876,903
Just Eat plc (a) (b)	824,508	4,704,231
Lloyds Banking Group plc	26,520,311	19,501,188
Next plc	90,348	6,044,408
Reckitt Benckiser Group plc	343,580	34,566,068
Rio Tinto plc	751,551	23,230,534
Vodafone Group plc	6,374,034	19,403,767
Whitbread plc	367,756	17,188,841
WPP plc	946,415	19,650,135

		301,717,590

United States—2.9%
Cognizant Technology Solutions Corp. - Class A (b)	458,348	26,235,840
MasterCard, Inc. - Class A	144,591	12,732,683
Pricesmart, Inc. (a)	73,626	6,889,185
Yum! Brands, Inc.	92,534	7,672,919

		53,530,627

Total Common Stocks (Cost $1,770,853,086)		1,798,425,009

Short-Term Investments—2.7%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—1.9%
State Street Navigator Securities Lending MET Portfolio (c)	33,829,172	33,829,172

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $14,287,813 on 07/01/16, collateralized by $14,135,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $14,576,719.	14,287,801	14,287,801

Total Short-Term Investments (Cost $48,116,973)		48,116,973

Total Investments—101.5% (Cost $1,818,970,059) (d)		1,846,541,982
Other assets and liabilities (net)—(1.5)%		(27,091,383)

Net Assets—100.0%		$1,819,450,599

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $65,999,263 and the collateral received consisted of cash in the amount of $33,829,172 and non-cash collateral with a value of $34,142,620. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,818,970,059. The aggregate unrealized appreciation and depreciation of investments were $210,876,028 and $(183,304,105), respectively, resulting in net unrealized appreciation of $27,571,923.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Pharmaceuticals	11.2
Banks	10.1
Chemicals	5.7
Insurance	5.7
Food Products	5.6
Oil, Gas & Consumable Fuels	5.3
Wireless Telecommunication Services	4.0
Semiconductors & Semiconductor Equipment	3.8
IT Services	3.3
Machinery	3.2

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$104,369,210	$—	$104,369,210
Belgium	—	11,756,193	—	11,756,193
Brazil	10,334,870	—	—	10,334,870
Canada	11,323,787	—	—	11,323,787
China	16,291,244	14,327,067	—	30,618,311
Denmark	—	5,923,486	—	5,923,486
France	—	164,103,065	—	164,103,065
Germany	—	107,578,390	—	107,578,390
Greece	—	6,848,393	—	6,848,393
Hong Kong	—	61,386,673	—	61,386,673
India	11,625,183	—	—	11,625,183
Israel	8,592,178	—	—	8,592,178
Italy	—	55,588,817	—	55,588,817
Japan	—	383,314,347	—	383,314,347
Netherlands	—	70,867,189	—	70,867,189
Norway	—	11,906,390	—	11,906,390
Portugal	—	13,823,207	—	13,823,207
Russia	3,988,545	—	—	3,988,545
Singapore	10,919,026	—	—	10,919,026
South Korea	—	13,504,834	—	13,504,834
Spain	—	12,707,486	—	12,707,486
Switzerland	—	294,011,690	—	294,011,690
Taiwan	—	30,301,312	—	30,301,312
Thailand	7,784,210	—	—	7,784,210
United Kingdom	15,201,321	286,516,269	—	301,717,590
United States	53,530,627	—	—	53,530,627
Total Common Stocks	149,590,991	1,648,834,018	—	1,798,425,009
Short-Term Investments
Mutual Fund	33,829,172	—	—	33,829,172
Repurchase Agreement	—	14,287,801	—	14,287,801
Total Short-Term Investments	33,829,172	14,287,801	—	48,116,973
Total Investments	$183,420,163	$1,663,121,819	$—	$1,846,541,982

Collateral for Securities Loaned (Liability)	$—	$(33,829,172)	$—	$(33,829,172)

Transfers from Level 1 to Level 2 in the amount of $19,022,869 were due to the application of a systematic fair valuation model factor. Transfers from Level 2 to Level 1 in the amount of $4,467,605 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Research International Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,846,541,982
Cash denominated in foreign currencies (c)	1,118,453
Receivable for:
Investments sold	1,050,196
Fund shares sold	154,193
Dividends and interest	8,442,315
Prepaid expenses	11,724

Total Assets	1,857,318,863
Liabilities
Collateral for securities loaned	33,829,172
Payables for:
Investments purchased	1,492,090
Fund shares redeemed	658,981
Accrued Expenses:
Management fees	952,745
Distribution and service fees	127,508
Deferred trustees’ fees	86,413
Other expenses	721,355

Total Liabilities	37,868,264

Net Assets	$1,819,450,599

Net Assets Consist of:
Paid in surplus	$2,035,193,858
Undistributed net investment income	29,238,419
Accumulated net realized loss	(272,299,768)
Unrealized appreciation on investments and foreign currency transactions	27,318,090

Net Assets	$1,819,450,599

Net Assets
Class A	$1,200,134,294
Class B	611,426,544
Class E	7,889,761
Capital Shares Outstanding*
Class A	121,230,640
Class B	62,255,728
Class E	799,466
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.90
Class B	9.82
Class E	9.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,818,970,059.
(b)	Includes securities loaned at value of $65,999,263.
(c)	Identified cost of cash denominated in foreign currencies was $1,122,765.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$37,426,748
Interest	1,139
Securities lending income	352,808

Total investment income	37,780,695
Expenses
Management fees	6,272,905
Administration fees	26,290
Custodian and accounting fees	271,752
Distribution and service fees—Class B	765,537
Distribution and service fees—Class E	5,907
Audit and tax services	26,457
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	71,758
Insurance	6,740
Miscellaneous	24,158

Total expenses	7,500,770
Less management fee waiver	(561,903)
Less broker commission recapture	(3,455)

Net expenses	6,935,412

Net Investment Income	30,845,283

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(93,768,993)
Foreign currency transactions	201,267

Net realized loss	(93,567,726)

Net change in unrealized appreciation on:
Investments	3,850,097
Foreign currency transactions	13,746

Net change in unrealized appreciation	3,863,843

Net realized and unrealized loss	(89,703,883)

Net Decrease in Net Assets from Operations	$(58,858,600)

(a)	Net of foreign withholding taxes of $3,406,856.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Research International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,845,283	$38,483,701
Net realized gain (loss)	(93,567,726)	60,221,083
Net change in unrealized appreciation (depreciation)	3,863,843	(119,787,668)

Decrease in net assets from operations	(58,858,600)	(21,082,884)

From Distributions to Shareholders
Net investment income
Class A	(27,293,206)	(39,305,196)
Class B	(12,317,440)	(19,247,124)
Class E	(166,089)	(258,498)

Total distributions	(39,776,735)	(58,810,818)

Increase (decrease) in net assets from capital share transactions	13,880,003	(66,353,024)

Total decrease in net assets	(84,755,332)	(146,246,726)

Net Assets
Beginning of period	1,904,205,931	2,050,452,657

End of period	$1,819,450,599	$1,904,205,931

Undistributed net investment income
End of period	$29,238,419	$38,169,871

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,972,869	$19,114,633	3,063,653	$34,262,043
Reinvestments	2,802,177	27,293,206	3,397,165	39,305,196
Redemptions	(2,245,117)	(22,483,969)	(9,608,203)	(113,333,774)

Net increase (decrease)	2,529,929	$23,923,870	(3,147,385)	$(39,766,535)

Class B
Sales	1,626,269	$15,880,122	4,317,377	$47,532,717
Reinvestments	1,275,097	12,317,440	1,676,579	19,247,124
Redemptions	(3,845,970)	(38,172,750)	(8,242,289)	(92,736,513)

Net decrease	(944,604)	$(9,975,188)	(2,248,333)	$(25,956,672)

Class E
Sales	35,555	$342,632	35,257	$389,246
Reinvestments	17,105	166,089	22,420	258,498
Redemptions	(58,774)	(577,400)	(113,643)	(1,277,561)

Net decrease	(6,114)	$(68,679)	(55,966)	$(629,817)

Increase (decrease) derived from capital shares transactions		$13,880,003		$(66,353,024)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.46		$10.93	$12.01	$10.34	$9.03	$10.28

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.22	0.34	0.23	0.25	0.22
Net realized and unrealized gain (loss) on investments	(0.50)		(0.35)	(1.13)	1.75	1.27	(1.26)

Total from investment operations	(0.33)		(0.13)	(0.79)	1.98	1.52	(1.04)

Less Distributions
Distributions from net investment income	(0.23)		(0.34)	(0.29)	(0.31)	(0.21)	(0.21)

Total distributions	(0.23)		(0.34)	(0.29)	(0.31)	(0.21)	(0.21)

Net Asset Value, End of Period	$9.90		$10.46	$10.93	$12.01	$10.34	$9.03

Total Return (%) (b)	(3.12	)(c)	(1.50)	(6.74)	19.58	16.97	(10.44)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.76	0.76	0.75	0.75	0.77
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.70	0.70	0.70	0.70	0.73
Ratio of net investment income to average net assets (%)	3.52	(d)	1.95	2.89	2.08	2.59	2.24
Portfolio turnover rate (%)	21	(c)	35	28	34	36	39
Net assets, end of period (in millions)	$1,200.1		$1,241.2	$1,332.2	$1,733.3	$1,800.5	$1,804.3

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.36		$10.83	$11.90	$10.25	$8.95	$10.20

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.19	0.30	0.20	0.22	0.20
Net realized and unrealized gain (loss) on investments	(0.50)		(0.35)	(1.11)	1.73	1.26	(1.26)

Total from investment operations	(0.34)		(0.16)	(0.81)	1.93	1.48	(1.06)

Less Distributions
Distributions from net investment income	(0.20)		(0.31)	(0.26)	(0.28)	(0.18)	(0.19)

Total distributions	(0.20)		(0.31)	(0.26)	(0.28)	(0.18)	(0.19)

Net Asset Value, End of Period	$9.82		$10.36	$10.83	$11.90	$10.25	$8.95

Total Return (%) (b)	(3.24	)(c)	(1.77)	(6.95)	19.26	16.71	(10.71)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	1.01	1.01	1.00	1.00	1.02
Net ratio of expenses to average net assets (%) (e)	0.94	(d)	0.95	0.95	0.95	0.95	0.98
Ratio of net investment income to average net assets (%)	3.26	(d)	1.70	2.56	1.81	2.29	2.02
Portfolio turnover rate (%)	21	(c)	35	28	34	36	39
Net assets, end of period (in millions)	$611.4		$654.6	$708.9	$824.6	$774.5	$720.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.41		$10.89	$11.96	$10.30	$8.99	$10.24

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.20	0.31	0.21	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.49)		(0.36)	(1.11)	1.74	1.27	(1.27)

Total from investment operations	(0.33)		(0.16)	(0.80)	1.95	1.50	(1.06)

Less Distributions
Distributions from net investment income	(0.21)		(0.32)	(0.27)	(0.29)	(0.19)	(0.19)

Total distributions	(0.21)		(0.32)	(0.27)	(0.29)	(0.19)	(0.19)

Net Asset Value, End of Period	$9.87		$10.41	$10.89	$11.96	$10.30	$8.99

Total Return (%) (b)	(3.12	)(c)	(1.76)	(6.83)	19.36	16.83	(10.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.91	0.91	0.90	0.90	0.92
Net ratio of expenses to average net assets (%) (e)	0.84	(d)	0.85	0.85	0.85	0.85	0.88
Ratio of net investment income to average net assets (%)	3.35	(d)	1.80	2.67	1.92	2.42	2.14
Portfolio turnover rate (%)	21	(c)	35	28	34	36	39
Net assets, end of period (in millions)	$7.9		$8.4	$9.4	$11.6	$11.6	$12.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

MIST-12

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-13

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $14,287,801, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high- quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

MIST-14

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$389,471,193	$0	$387,311,081

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $1,278,082 in purchases and $6,136,136 in sales of investments, which are included above, and resulted in realized gains of $394,440.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average daily net assets
$6,272,905	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

MIST-15

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $250 million
0.100%	$250 million to $500 million
0.050%	$500 million to $2 billion
0.100%	Over $2 billion

An identical agreement was in place for the period December 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-16

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$58,810,818	$59,105,676	$—	$—	$58,810,818	$59,105,676

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$39,516,263	$—	$4,163,352	$(160,705,604)	$—	$(117,025,989)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards $52,086,603.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses. The pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/18	Total
$138,525,793	$22,179,811	$160,705,604

MIST-17

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned -6.62%, -6.74%, and -6.65%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 2.15%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equity prices plunged in early 2016, bottomed in mid-February, then recouped their losses, ending the six-month period modestly higher. Negative sentiment and risk aversion dominated the global markets in January and February amid renewed concerns about China’s economic slowdown, a further decline in oil prices and fears that the U.S. Federal Reserve (the “Fed”) might raise interest rates more aggressively than expected. However, by March, sentiment brightened. More upbeat economic data in the U.S. and Europe, accommodative central bank actions in Europe, assurances from the Fed that were more aligned with the market’s rate hike expectations and a reversal in oil prices helped spur a rebound in the U.S. stock market that erased earlier losses. From there, stocks trended only slightly higher, with a surprisingly weak U.S. jobs report in May and uncertainty about the U.K’s June 23 “Brexit” referendum (a vote on whether the U.K. should continue its membership in the European Union, in which “leave” won the majority) keeping gains in check.

In this environment, mid-cap growth stocks, as represented by the Russell Midcap Growth Index (the “Index”), were up 2.15% for the six-month period, led by double-digit advances in the Energy, Utilities and Consumer Staples sectors. Offsetting that strong performance were the much weaker results in the Health Care, Consumer Discretionary and Information Technology (“IT”) sectors, the worst performers in the Index for the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index during this reporting period largely due to its less favorable stock selection. The IT sector was the biggest drag on relative results. Within the sector, a position in professional networking platform LinkedIn was the largest detractor, as its shares sold off sharply earlier in the year from weaker-than-expected quarterly results. The Health Care sector was another relative underperformer. Genetic testing and analysis leader Illumina was the greatest detractor in the sector and the second-largest detractor across the Portfolio in the period. The shares declined after the company preannounced poorer-than-expected quarterly results, due to weakness in its European business. Illumina is replacing its sales leadership in the region to address the issue, which we believe will prove transitory. Also dampening relative performance was the Financials sector. Lending Club, a marketplace that enables consumers to refinance credit card debt, was the greatest detractor in the sector and across the Portfolio for the reporting period. The shares sold off sharply on news its CEO and three other executives resigned after the company’s internal audit uncovered improper allocation of loans to an investor. We reduced the position in Lending Club during the period, due to our assessment of the relative risk/reward profile. While the majority of sectors had a negative impact on relative performance over the reporting period, the Portfolio’s lack of exposure to the Telecommunication Services and Utilities sectors contributed a slight relative gain.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care, and Consumer Discretionary, while maintaining no exposure to the Energy, Materials, Telecommunication Services, or Utilities sectors.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	-6.62	-13.44	2.73	6.49	—
Class B	-6.74	-13.65	2.48	6.22	—
Class E	-6.65	-13.53	2.58	—	7.14
Russell Midcap Growth Index	2.15	-2.14	9.98	8.12	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Intuitive Surgical, Inc.	5.8
athenahealth, Inc.	5.1
Illumina, Inc.	4.9
S&P Global, Inc.	4.8
Tesla Motors, Inc.	4.6
Mead Johnson Nutrition Co.	3.7
Zoetis, Inc.	3.6
Workday, Inc.- Class A	3.3
Splunk, Inc.	3.1
Verisk Analytics, Inc.	3.0

Top Sectors

% of Net Assets
Information Technology	33.6
Health Care	21.5
Consumer Discretionary	15.9
Financials	9.0
Industrials	8.2
Consumer Staples	4.8

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.69%	$1,000.00	$933.80	$3.32
	Hypothetical*	0.69%	$1,000.00	$1,021.43	$3.47

Class B(a)	Actual	0.94%	$1,000.00	$932.60	$4.52
	Hypothetical*	0.94%	$1,000.00	$1,020.19	$4.72

Class E(a)	Actual	0.84%	$1,000.00	$933.50	$4.04
	Hypothetical*	0.84%	$1,000.00	$1,020.69	$4.22

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—89.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
TransDigm Group, Inc. (a)	50,661	$13,358,799

Air Freight & Logistics—0.4%
XPO Logistics, Inc. (a) (b)	151,449	3,977,051

Automobiles—4.6%
Tesla Motors, Inc. (a) (b)	200,314	42,522,656

Beverages—1.2%
Monster Beverage Corp. (a)	68,377	10,988,868

Biotechnology—0.9%
Alnylam Pharmaceuticals, Inc. (a) (b)	58,204	3,229,740
Intrexon Corp. (a) (b)	131,879	3,245,542
Juno Therapeutics, Inc. (a) (b)	60,552	2,327,619

		8,802,901

Capital Markets—0.8%
Affiliated Managers Group, Inc. (a)	55,515	7,814,846

Communications Equipment—0.7%
Palo Alto Networks, Inc. (a) (b)	53,461	6,556,457

Consumer Finance—0.4%
LendingClub Corp. (a) (b)	963,238	4,141,923

Diversified Financial Services—7.7%
MSCI, Inc.	352,305	27,169,761
S&P Global, Inc.	417,196	44,748,443

		71,918,204

Food Products—3.7%
Mead Johnson Nutrition Co.	377,621	34,269,106

Health Care Equipment & Supplies—7.1%
DexCom, Inc. (a)	151,303	12,002,867
Intuitive Surgical, Inc. (a)	81,225	53,723,027

		65,725,894

Health Care Technology—5.1%
athenahealth, Inc. (a) (b)	343,505	47,407,125

Hotels, Restaurants & Leisure—5.4%
Dunkin’ Brands Group, Inc. (b)	633,458	27,631,438
Marriott International, Inc. - Class A (b)	335,038	22,266,625

		49,898,063

Internet & Catalog Retail—1.1%
TripAdvisor, Inc. (a)	70,632	4,541,638
Zalando SE (a)	225,626	5,973,006

		10,514,644

Internet Software & Services—13.5%
Autohome, Inc. (ADR) (a)	84,085	1,690,949
Dropbox, Inc. (a) (c) (d)	460,161	3,639,874

Internet Software & Services—(Continued)
LinkedIn Corp. - Class A (a)	144,368	27,321,644
MercadoLibre, Inc.	101,616	14,294,323
Pandora Media, Inc. (a) (b)	511,651	6,370,055
SurveyMonkey, Inc. (a) (c) (d)	303,799	3,669,892
Twitter, Inc. (a) (b)	1,475,678	24,953,715
Yelp, Inc. (a) (b)	182,811	5,550,142
Zillow Group, Inc. - Class A (a)	353,539	12,957,204
Zillow Group, Inc. - Class C (a) (b)	707,078	25,652,790

		126,100,588

IT Services—3.7%
FleetCor Technologies, Inc. (a)	168,224	24,077,901
Gartner, Inc. (a)	108,656	10,584,181

		34,662,082

Life Sciences Tools & Services—4.9%
Illumina, Inc. (a)	322,891	45,327,439

Pharmaceuticals—3.6%
Zoetis, Inc.	697,928	33,123,663

Professional Services—5.4%
IHS, Inc. - Class A (a)	190,779	22,055,960
Verisk Analytics, Inc. (a)	345,269	27,994,411

		50,050,371

Semiconductors & Semiconductor Equipment—0.7%
NVIDIA Corp. (b)	128,740	6,052,067

Software—12.1%
Atlassian Corp. plc - Class A (a)	164,243	4,253,894
FireEye, Inc. (a)	272,555	4,488,981
Mobileye NV (a) (b)	128,467	5,927,467
NetSuite, Inc. (a) (b)	96,004	6,989,091
ServiceNow, Inc. (a)	395,860	26,285,104
Splunk, Inc. (a) (b)	530,655	28,750,888
Tableau Software, Inc. - Class A (a)	111,920	5,475,127
Workday, Inc. - Class A (a) (b)	409,511	30,578,186

		112,748,738

Technology Hardware, Storage & Peripherals—0.3%
3D Systems Corp. (a) (b)	146,928	2,011,444
Stratasys, Ltd. (a) (b)	52,231	1,195,568

		3,207,012

Textiles, Apparel & Luxury Goods—4.0%
lululemon athletica, Inc. (a)	137,943	10,188,470
Michael Kors Holdings, Ltd. (a) (b)	348,423	17,239,970
Under Armour, Inc. - Class A (a) (b)	121,861	4,890,282
Under Armour, Inc. - Class C (a)	131,153	4,773,982

		37,092,704

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Notional Amount*	Value

Trading Companies & Distributors—0.9%
Fastenal Co. (b)	198,717	$8,821,048

Total Common Stocks (Cost $770,582,784)		835,082,249

Convertible Preferred Stock—1.8%

Internet Software & Services—1.8%
Airbnb, Inc. - Series D (a) (c) (d) (Cost $7,659,587)	188,136	17,033,834

Preferred Stocks—1.6%

Internet & Catalog Retail—0.9%
Flipkart Online Pvt., Ltd. - Series D (a) (c) (d)	98,557	8,307,369

Internet Software & Services—0.0%
Dropbox, Inc. - Series A (a) (c) (d)	51,888	410,434
Peixe Urbano, Inc. - Series C (a) (c) (d)	71,709	30,835

		441,269

Software—0.7%
Palantir Technologies, Inc. - Series G (a) (c) (d)	541,563	3,893,838
Palantir Technologies, Inc. - Series H (a) (c) (d)	174,289	1,253,138
Palantir Technologies, Inc. - Series H-1 (a) (c) (d)	174,289	1,253,138

		6,400,114

Total Preferred Stocks (Cost $7,854,830)		15,148,752

Purchased Option—0.0%

Currency Option—0.0%
USD Call/CNY Put, Strike Price CNY 7.60 Expires 12/01/16 (Counterparty - Royal Bank of Scotland plc) (e) (Cost $444,125)	96,081,024	142,200

Short-Term Investments—27.8%

Mutual Fund—21.2%
State Street Navigator Securities Lending MET Portfolio (f)	197,032,616	197,032,616

Repurchase Agreement—6.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $61,872,709 on 07/01/16, collateralized by $61,350,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $63,113,813.	61,872,657	61,872,657

Total Short-Term Investments (Cost $258,905,273)		258,905,273

Total Investments—120.8% (Cost $1,045,446,599) (g)		1,126,312,308
Other assets and liabilities (net)—(20.8)%		(194,187,803)

Net Assets—100.0%		$932,124,505

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $253,972,325 and the collateral received consisted of cash in the amount of $197,032,616 and non-cash collateral with a value of $60,074,990. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 4.2% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $39,492,352, which is 4.2% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Illiquid security. As of June 30, 2016, these securities represent 0.0% of net assets.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(g)	As of June 30, 2016, the aggregate cost of investments was $1,045,446,599. The aggregate unrealized appreciation and depreciation of investments were $183,573,983 and $(102,708,274), respectively, resulting in net unrealized appreciation of $80,865,709.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc. - Series D	04/16/14	188,136	$7,659,587	$17,033,834
Dropbox, Inc.	05/01/12	460,161	4,165,241	3,639,874
Dropbox, Inc. - Series A	05/25/12	51,888	470,125	410,434
Flipkart Online Pvt., Ltd. - Series D	10/04/13	98,557	2,264,087	8,307,369
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	3,893,838
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	1,253,138
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	1,253,138
Peixe Urbano, Inc. - Series C	12/02/11	71,709	2,239,927	30,835
SurveyMonkey, Inc.	11/25/14	303,799	4,997,494	3,669,892

				$39,492,352

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$13,358,799	$—	$—	$13,358,799
Air Freight & Logistics	3,977,051	—	—	3,977,051
Automobiles	42,522,656	—	—	42,522,656
Beverages	10,988,868	—	—	10,988,868
Biotechnology	8,802,901	—	—	8,802,901
Capital Markets	7,814,846	—	—	7,814,846
Communications Equipment	6,556,457	—	—	6,556,457
Consumer Finance	4,141,923	—	—	4,141,923
Diversified Financial Services	71,918,204	—	—	71,918,204
Food Products	34,269,106	—	—	34,269,106
Health Care Equipment & Supplies	65,725,894	—	—	65,725,894
Health Care Technology	47,407,125	—	—	47,407,125
Hotels, Restaurants & Leisure	49,898,063	—	—	49,898,063
Internet & Catalog Retail	4,541,638	5,973,006	—	10,514,644
Internet Software & Services	118,790,822	—	7,309,766	126,100,588
IT Services	34,662,082	—	—	34,662,082
Life Sciences Tools & Services	45,327,439	—	—	45,327,439
Pharmaceuticals	33,123,663	—	—	33,123,663
Professional Services	50,050,371	—	—	50,050,371
Semiconductors & Semiconductor Equipment	6,052,067	—	—	6,052,067
Software	112,748,738	—	—	112,748,738
Technology Hardware, Storage & Peripherals	3,207,012	—	—	3,207,012

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$37,092,704	$—	$—	$37,092,704
Trading Companies & Distributors	8,821,048	—	—	8,821,048
Total Common Stocks	821,799,477	5,973,006	7,309,766	835,082,249
Total Convertible Preferred Stock*	—	—	17,033,834	17,033,834
Total Preferred Stocks*	—	—	15,148,752	15,148,752
Total Purchased Option*	—	142,200	—	142,200
Short-Term Investments
Mutual Fund	197,032,616	—	—	197,032,616
Repurchase Agreement	—	61,872,657	—	61,872,657
Total Short-Term Investments	197,032,616	61,872,657	—	258,905,273
Total Investments	$1,018,832,093	$67,987,863	$39,492,352	$1,126,312,308

Collateral for Securities Loaned (Liability)	$—	$(197,032,616)	$—	$(197,032,616)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation)	Balance as of June 30, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2016
Common Stocks
Internet Software & Services	$8,770,092	$(1,460,326)	$7,309,766	$(1,460,326)
Preferred Stocks
Internet & Catalog Retail	10,246,971	(1,939,602)	8,307,369	(1,939,602)
Internet Software & Services	518,582	(77,313)	441,269	(77,313)
Software	6,854,086	(453,972)	6,400,114	(453,972)
Convertible Preferred Stocks
Internet Software & Services	15,737,577	1,296,257	17,033,834	1,296,257

Total	$42,127,308	$(2,634,956)	$39,492,352	$(2,634,956)

Following is quantitative information about Level 3 fair value measurements:

	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$3,639,874	M&A Transaction	Enterprise Value/Revenue	8.0x	8.0x	8.0x	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	4.7x	4.7x	4.7x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	3,669,892	Discounted Cash Flow	Weighted Average Cost of Capital	17.50%	19.50%	18.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	10.0x	10.0x	10.0x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Preferred Stocks
Internet & Catalog Retail	8,307,369	Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	18.50%	17.60%	Decrease
			Perpetual Growth Rate	3.50%	4.50%	4.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	2.7x	2.7x	2.7x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

	Fair Value at June 30, 2016	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Internet Software & Services	$410,434	M&A Transaction	Enterprise Value/Revenue	8.0x	8.0x	8.0x	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	4.7x	4.7x	4.7x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	30,835	Merger & Acquisition Transaction	Sale / Merger Scenerio	$0.86	$0.86	$0.86	Increase
			Discount for Lack of Marketability	50.00%	50.00%	50.00%	Decrease

Software	6,400,114	Market Transaction Method	Pending Transaction	$7.40	$7.40	$7.40	Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.50%	18.50%	17.50%	Decrease
			Perpetual Growth Rate	2.50%	3.50%	3.00%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	14.5x	14.5x	14.5x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

Convertible Preferred Stocks
Internet Software & Services	17,033,834	Discounted Cash Flow	Weighted Average Cost of Capital	16.00%	18.00%	17.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	12.0x	12.0x	12.0x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,126,312,308
Receivable for:
Investments sold	4,046,980
Fund shares sold	87,049
Dividends and interest	237,366
Prepaid expenses	5,698

Total Assets	1,130,689,401
Liabilities
Cash collateral for purchased option contracts	270,000
Collateral for securities loaned	197,032,616
Payables for:
Fund shares redeemed	340,168
Accrued Expenses:
Management fees	484,080
Distribution and service fees	71,158
Deferred trustees’ fees	90,543
Other expenses	276,331

Total Liabilities	198,564,896

Net Assets	$932,124,505

Net Assets Consist of:
Paid in surplus	$977,435,016
Accumulated net investment loss	(19,824)
Accumulated net realized loss	(126,156,396)
Unrealized appreciation on investments	80,865,709

Net Assets	$932,124,505

Net Assets
Class A	$577,334,247
Class B	342,817,461
Class E	11,972,797
Capital Shares Outstanding*
Class A	39,318,237
Class B	24,292,107
Class E	836,141
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.68
Class B	14.11
Class E	14.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,045,446,599.
(b)	Includes securities loaned at value of $253,972,325.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$1,663,875
Interest	8,984
Securities lending income	1,860,002

Total investment income	3,532,861
Expenses
Management fees	2,904,932
Administration fees	13,143
Custodian and accounting fees	32,036
Distribution and service fees—Class B	408,577
Distribution and service fees—Class E	8,715
Audit and tax services	20,046
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	99,511
Insurance	3,511
Miscellaneous	22,266

Total expenses	3,542,003
Less management fee waiver	(49,726)
Less broker commission recapture	(25,924)

Net expenses	3,466,353

Net Investment Income	66,508

Net Realized and Unrealized Loss
Net realized loss on investments	(46,919,052)

Net change in unrealized depreciation on investments	(19,762,637)

Net realized and unrealized loss	(66,681,689)

Net Decrease in Net Assets from Operations	$(66,615,181)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$66,508	$(3,731,394)
Net realized gain (loss)	(46,919,052)	49,384,563
Net change in unrealized depreciation	(19,762,637)	(91,632,652)

Decrease in net assets from operations	(66,615,181)	(45,979,483)

Decrease in net assets from capital share transactions	(8,560,105)	(183,435,551)

Total decrease in net assets	(75,175,286)	(229,415,034)

Net Assets
Beginning of period	1,007,299,791	1,236,714,825

End of period	$932,124,505	$1,007,299,791

Accumulated net investment loss
End of period	$(19,824)	$(86,332)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	768,408	$10,719,290	1,158,658	$18,690,253
Redemptions	(1,518,242)	(21,421,298)	(10,533,242)	(178,695,905)

Net decrease	(749,834)	$(10,702,008)	(9,374,584)	$(160,005,652)

Class B
Sales	1,208,678	$15,968,177	1,341,112	$21,078,366
Redemptions	(987,751)	(13,456,546)	(2,671,153)	(42,885,411)

Net increase (decrease)	220,927	$2,511,631	(1,330,041)	$(21,807,045)

Class E
Sales	25,788	$353,686	30,711	$485,725
Redemptions	(53,628)	(723,414)	(129,667)	(2,108,579)

Net decrease	(27,840)	$(369,728)	(98,956)	$(1,622,854)

Decrease derived from capital shares transactions		$(8,560,105)		$(183,435,551)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.72		$16.51	$16.31	$11.81	$10.78	$11.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.04)	(0.01)	0.02	0.12	0.03
Net realized and unrealized gain (loss) on investments	(1.05)		(0.75)	0.22	4.59	0.91	(0.75)

Total from investment operations	(1.04)		(0.79)	0.21	4.61	1.03	(0.72)

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)	(0.11)	0.00	(0.09)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.32)

Total distributions	0.00		0.00	(0.01)	(0.11)	0.00	(0.41)

Net Asset Value, End of Period	$14.68		$15.72	$16.51	$16.31	$11.81	$10.78

Total Return (%) (b)	(6.62	)(c)	(4.78)	1.29	39.30	9.55	(6.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(d)	0.68	0.69	0.69	0.72	0.72
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.67	0.68	0.68	0.71	0.71
Ratio of net investment income (loss) to average net assets (%)	0.11	(d)	(0.25)	(0.04)	0.17	1.07	0.22
Portfolio turnover rate (%)	11	(c)	23	42	56	36	34
Net assets, end of period (in millions)	$577.3		$629.9	$816.5	$930.3	$649.3	$539.5

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.13		$15.93	$15.77	$11.42	$10.45	$11.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.08)	(0.05)	(0.01)	0.09	(0.00	)(f)
Net realized and unrealized gain (loss) on investments	(1.01)		(0.72)	0.21	4.44	0.88	(0.73)

Total from investment operations	(1.02)		(0.80)	0.16	4.43	0.97	(0.73)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.08)	0.00	(0.07)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.32)

Total distributions	0.00		0.00	0.00	(0.08)	0.00	(0.39)

Net Asset Value, End of Period	$14.11		$15.13	$15.93	$15.77	$11.42	$10.45

Total Return (%) (b)	(6.74	)(c)	(5.02)	1.01	39.02	9.28	(6.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(d)	0.93	0.94	0.94	0.97	0.97
Net ratio of expenses to average net assets (%) (e)	0.94	(d)	0.92	0.93	0.93	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	(0.14	) (d)	(0.49)	(0.29)	(0.08)	0.80	(0.03)
Portfolio turnover rate (%)	11	(c)	23	42	56	36	34
Net assets, end of period (in millions)	$342.8		$364.1	$404.7	$421.9	$315.3	$251.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.34		$16.14	$15.96	$11.56	$10.56	$11.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(f)	(0.06)	(0.03)	0.00 (f)	0.10	0.01
Net realized and unrealized gain (loss) on investments	(1.02)		(0.74)	0.21	4.49	0.90	(0.74)

Total from investment operations	(1.02)		(0.80)	0.18	4.49	1.00	(0.73)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.09)	0.00	(0.08)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.32)

Total distributions	0.00		0.00	0.00	(0.09)	0.00	(0.40)

Net Asset Value, End of Period	$14.32		$15.34	$16.14	$15.96	$11.56	$10.56

Total Return (%) (b)	(6.65	)(c)	(4.96)	1.13	39.06	9.47	(6.87)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.83	0.84	0.84	0.87	0.87
Net ratio of expenses to average net assets (%) (e)	0.84	(d)	0.82	0.83	0.83	0.86	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.04	)(d)	(0.39)	(0.18)	0.03	0.87	0.06
Portfolio turnover rate (%)	11	(c)	23	42	56	36	34
Net assets, end of period (in millions)	$12.0		$13.3	$15.5	$17.6	$15.5	$16.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $61,872,657, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

MIST-15

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

MIST-16

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$142,200

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$142,200	$—	$(142,200)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Investments (a)	$(579,072)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Investments (a)	$(2,288,671)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$155,979,555

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering

MIST-17

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$93,812,725	$0	$110,749,490

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $9,712,459 in purchases of investments, which are included above.

MIST-18

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Metlife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$2,904,932	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

MIST-19

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$—	$498,712	$—	$—	$—	$498,712

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$—	$—	$100,292,041	$(78,901,039)	$—	$21,391,002

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2015, the Portfolio utilized capital loss carryforwards of $49,524,635.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2016 are $78,901,039.*

*	The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, on April 30, 2010.

MIST-20

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the Oppenheimer Global Equity Portfolio returned -7.93%, -8.05%, and -7.99%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 1.23%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2016 was a volatile time for global equity markets. Concerns over the Federal Reserve (the “Fed”) raising rates in the short-term combined with a low growth global environment benefited stable earners such as Utilities and punished companies that are options on future growth such as biotechnology firms. A rebound in oil prices off first quarter lows led to outperformance in Commodity stocks that had been massively oversold. The woes of the Financials sector continued, with market activity and risk tolerance massively attenuated, especially in Europe, amid ongoing litigation and capital regulation. As regards to the U.K.’s vote to leave the European Union (“Brexit”), we are focused on what we consider globally relevant businesses with mostly diversified earning streams with manageable local exposures. We believe our United Kingdom holdings in the Portfolio are financially strong, deriving most of their value from outside the country.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Top detractors from relative performance during the first half of 2016 included SunEdison, Inc. (Information Technology) (United States), Credit Suisse Group AG (Financials) (Switzerland) and UBS Group AG (Financials) (Switzerland). SunEdison is one of the world’s largest and most geographically diverse low cost renewable energy developers. It also owns and operates clean power generation assets and sells silicon wafers to the semiconductor industry. We purchased SunEdison in 2015 after the stock had fallen approximately 70%, presenting what we considered an attractive risk/reward opportunity. Our investment thesis was predicated on growth of solar demand, which in turn would increase demand for SunEdison’s EPC (Engineering, Procurement and Construction) expertise. Moreover, low debt financing costs would allow for faster growth, and returns on SunEdison’s 20-year contracts would rise. As an added incentive for the renewable energy space, the government extended investment tax credits for another few years. The reversal of low debt costs in the energy market that resulted from widening high yield spreads challenged SunEdison’s growth rate. Further, obligations were supposed to be non-recourse to the parent segment; however, this did not turn out to be the case. SunEdison revealed that its accounting was unreliable and that the previously disclosed levels of cash on its balance sheet, which we believed gave us a margin of safety in our investment thesis, are unlikely to be correct. We exited our position during the period.

European banks Credit Suisse Group and UBS experienced declines during the period, mostly late in the second quarter after the British electorate voted to leave the European Union. Immediately after the vote to leave, the uncertainty penalty embedded in Financials’ prices assumed an almost permanent dislocation in activity. As we have seen from times past, these disturbances attenuated faster than originally imagined. While lower asset values have led to lower returns in the wealth management business in the past, a permanently lower dynamic is not sustainable in our view. At period end, high quality franchises such as UBS and Credit Suisse were factoring in additional declines. We believe businesses with mid-teens structural returns on equity, even in a close to zero interest rate environment, should trade higher than book value.

During the reporting period, top performing stocks for the Portfolio included DLF Limited (Financials) (India), Keyence Corporation (Information Technology) (Japan), and Aetna, Inc. (Health Care) (United States). DLF is a major real estate developer/owner in India, with valuable assets in and around the capital of New Delhi. The company has been in a restructuring mode for some time after some financial and regulatory difficulties. They are selling assets and restructuring to improve their balance sheet and the headwinds have begun to abate. DLF was up 29% over the second quarter within the Portfolio. Keyence Corporation develops, produces, and sells factory automation solutions, such as image processing equipment, control and measuring equipment, as well as sensors. The company reported strong operating results at the close of April for their fiscal third quarter. Keyence’s sales have grown at a more than 11% compounding annual growth rate for more than 20 years. The shares rose 24% in the second quarter within the Portfolio. Diversified healthcare benefits company Aetna rallied in February after reporting strong fourth quarter profits due partly to growth in membership and premiums.

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Industrials and Consumer Discretionary. The Portfolio had underweight positions in Energy, Consumer Staples, Materials, Utilities and Telecommunication Services. On a country basis, the Portfolio had its largest overweight positions in Japan, Germany and France, with its most significant underweight positions in the United States, Canada and Australia.

MIST-1

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at quarter end.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	-7.93	-13.46	5.29	5.02
Class B	-8.05	-13.68	5.02	4.74
Class E	-7.99	-13.58	5.13	4.86
MSCI ACWI (All Country World Index)	1.23	-3.73	5.38	4.26

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
S&P Global, Inc.	3.2
Aetna, Inc.	3.1
Colgate-Palmolive Co.	2.7
Intuit, Inc.	2.4
Airbus Group SE	2.3
Alphabet, Inc.- Class C	2.3
Alphabet, Inc.- Class A	2.3
Facebook, Inc.- Class A	2.2
Murata Manufacturing Co., Ltd.	2.2
Unilever plc	2.2

Top Countries

% of Net Assets
United States	47.9
Japan	13.6
Germany	8.4
France	4.9
United Kingdom	4.8
Switzerland	4.0
India	3.8
Spain	3.4
Sweden	2.9
Netherlands	2.3

MIST-3

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.63%	$1,000.00	$920.70	$3.01
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

Class B(a)	Actual	0.88%	$1,000.00	$919.50	$4.20
	Hypothetical*	0.88%	$1,000.00	$1,020.49	$4.42

Class E(a)	Actual	0.78%	$1,000.00	$920.10	$3.72
	Hypothetical*	0.78%	$1,000.00	$1,020.99	$3.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—95.0% of Net Assets

Security Description	Shares	Value

Brazil—0.6%
Embraer S.A. (ADR)	318,080	$6,908,698

China—1.0%
JD.com, Inc. (ADR) (a) (b)	607,571	12,898,732

Denmark—0.3%
FLSmidth & Co. A/S (a)	110,917	3,949,760

France—4.9%
Kering	98,384	16,045,100
LVMH Moet Hennessy Louis Vuitton SE	160,907	24,364,070
Societe Generale S.A.	299,819	9,475,117
Technip S.A. (a)	207,972	11,311,021

		61,195,308

Germany—6.9%
Allianz SE	140,208	19,975,720
Bayer AG	162,450	16,344,449
Deutsche Bank AG (b)	431,435	5,870,474
Linde AG	76,215	10,607,861
SAP SE	345,851	25,851,535
Siemens AG	70,080	7,178,858

		85,828,897

India—3.8%
DLF, Ltd.	9,708,948	21,785,784
ICICI Bank, Ltd. (ADR)	2,203,920	15,824,145
Zee Entertainment Enterprises, Ltd.	1,468,164	9,955,835

		47,565,764

Ireland—0.6%
Shire plc	129,696	7,986,610

Italy—1.4%
Banca Monte dei Paschi di Siena S.p.A. (b)	6,917,951	2,972,042
Brunello Cucinelli S.p.A. (a)	224,853	4,034,265
Prysmian S.p.A.	294,662	6,459,467
Tod’s S.p.A. (a)	61,765	3,312,762

		16,778,536

Japan—13.6%
Dai-ichi Life Insurance Co., Ltd. (The)	1,169,000	12,960,970
FANUC Corp.	55,500	8,983,584
KDDI Corp.	791,800	24,103,438
Keyence Corp.	39,600	26,708,324
Kyocera Corp.	331,100	15,698,277
Murata Manufacturing Co., Ltd.	241,100	27,046,207
Nidec Corp.	288,800	21,798,640
Nintendo Co., Ltd.	28,200	4,023,721
Nomura Holdings, Inc.	1,149,500	4,119,169
Rakuten, Inc.	476,500	5,139,340
Sumitomo Mitsui Financial Group, Inc.	395,000	11,324,755
Suzuki Motor Corp.	292,500	7,894,007

		169,800,432

Netherlands—2.3%
Airbus Group SE	500,962	$29,090,063

Spain—3.4%
Banco Bilbao Vizcaya Argentaria S.A. (a)	1,573,964	9,019,741
Industria de Diseno Textil S.A.	772,331	25,755,278
Repsol S.A.	629,407	7,984,697

		42,759,716

Sweden—2.9%
Assa Abloy AB - Class B	1,068,963	21,910,448
Telefonaktiebolaget LM Ericsson - B Shares	1,831,447	13,998,897

		35,909,345

Switzerland—4.0%
Credit Suisse Group AG (b)	768,535	8,189,793
Nestle S.A.	147,934	11,410,990
Roche Holding AG	47,362	12,505,016
UBS Group AG	1,389,009	17,971,836

		50,077,635

United Kingdom—4.8%
Circassia Pharmaceuticals plc (a) (b)	2,218,564	3,007,059
Earthport plc (b)	5,639,537	1,034,777
International Game Technology plc (a)	419,561	7,862,573
Prudential plc	1,212,683	20,659,025
Unilever plc	561,403	26,928,858

		59,492,292

United States—44.5%
3M Co.	120,250	21,058,180
ACADIA Pharmaceuticals, Inc. (a) (b)	320,930	10,417,388
Adobe Systems, Inc. (b)	203,430	19,486,560
Aetna, Inc.	314,370	38,394,008
Alphabet, Inc. - Class A (b)	40,380	28,408,541
Alphabet, Inc. - Class C (b)	41,868	28,976,843
Anthem, Inc.	169,140	22,214,848
Biogen, Inc. (b)	48,620	11,757,288
BioMarin Pharmaceutical, Inc. (b)	108,390	8,432,742
Bluebird Bio, Inc. (a) (b)	99,470	4,306,056
Celldex Therapeutics, Inc. (a) (b)	669,650	2,939,763
Cigna Corp.	25,200	3,225,348
Citigroup, Inc.	578,940	24,541,267
Colgate-Palmolive Co.	453,040	33,162,528
eBay, Inc. (b)	271,750	6,361,667
Emerson Electric Co.	195,060	10,174,330
Facebook, Inc. - Class A (b)	239,850	27,410,058
FNF Group (a)	306,340	11,487,750
Gilead Sciences, Inc.	176,230	14,701,107
Goldman Sachs Group, Inc. (The)	103,740	15,413,689
Humana, Inc.	7,160	1,287,941
Intuit, Inc.	266,120	29,701,653
Ionis Pharmaceuticals, Inc. (a) (b)	138,800	3,232,652
MacroGenics, Inc. (a)(b)	220,660	5,955,613
Maxim Integrated Products, Inc.	696,370	24,853,445
McDonald’s Corp.	29,620	3,564,471

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
PayPal Holdings, Inc. (b)	382,310	$13,958,138
S&P Global, Inc.	369,570	39,640,078
Sage Therapeutics, Inc. (a) (b)	45,150	1,360,370
Theravance Biopharma, Inc. (a) (b)	46,515	1,055,425
Tiffany & Co. (a)	210,240	12,748,954
Twitter, Inc. (a)(b)	511,110	8,642,870
United Parcel Service, Inc. - Class B	184,280	19,850,642
Vertex Pharmaceuticals, Inc. (b)	38,370	3,300,587
Walt Disney Co. (The)	251,330	24,585,101
Zimmer Biomet Holdings, Inc.	145,300	17,491,214

		554,099,115

Total Common Stocks (Cost $1,070,123,447)		1,184,340,903

Preferred Stock—1.5%

Germany—1.5%
Bayerische Motoren Werke (BMW) AG (Cost $19,701,570)	305,537	19,368,107

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 07/08/16 (a) (b) (Cost $206,843)	629,407	204,656

Short-Term Investments—8.8%

Mutual Fund—5.4%
State Street Navigator Securities Lending MET Portfolio (c)	67,213,508	67,213,508

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $41,918,243 on 07/01/16, collateralized by $41,465,000 U.S. Treasury Note at 1.750% due 12/31/20 with a value of $42,760,781.	41,918,208	41,918,208

Total Short-Term Investments (Cost $109,131,716)		109,131,716

Total Investments—105.3% (Cost $1,199,163,576) (d)		1,313,045,382
Other assets and liabilities (net)—(5.3)%		(66,629,102)

Net Assets—100.0%		$1,246,416,280

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $66,176,080 and the collateral received consisted of cash in the amount of $67,213,508 and non-cash collateral with a value of $31,488. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	As of June 30, 2016, the aggregate cost of investments was $1,199,163,576. The aggregate unrealized appreciation and depreciation of investments were $238,840,031 and $(124,958,225), respectively, resulting in net unrealized appreciation of $113,881,806.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of June 30, 2016 (Unaudited)	% of Net Assets
Internet Software & Services	8.0
Software	6.3
Biotechnology	6.2
Banks	5.9
Electronic Equipment, Instruments & Components	5.6
Health Care Providers & Services	5.2
Insurance	5.2
Capital Markets	4.1
Textiles, Apparel & Luxury Goods	3.8
Diversified Financial Services	3.2

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$6,908,698	$—	$—	$6,908,698
China	12,898,732	—	—	12,898,732
Denmark	—	3,949,760	—	3,949,760
France	—	61,195,308	—	61,195,308
Germany	—	85,828,897	—	85,828,897
India	15,824,145	31,741,619	—	47,565,764
Ireland	—	7,986,610	—	7,986,610
Italy	—	16,778,536	—	16,778,536
Japan	—	169,800,432	—	169,800,432
Netherlands	—	29,090,063	—	29,090,063
Spain	—	42,759,716	—	42,759,716
Sweden	—	35,909,345	—	35,909,345
Switzerland	—	50,077,635	—	50,077,635
United Kingdom	7,862,573	51,629,719	—	59,492,292
United States	554,099,115	—	—	554,099,115
Total Common Stocks	597,593,263	586,747,640	—	1,184,340,903
Total Preferred Stock*	—	19,368,107	—	19,368,107
Total Rights*	204,656	—	—	204,656
Short-Term Investments
Mutual Fund	67,213,508	—	—	67,213,508
Repurchase Agreement	—	41,918,208	—	41,918,208
Total Short-Term Investments	67,213,508	41,918,208	—	109,131,716
Total Investments	$665,011,427	$648,033,955	$—	$1,313,045,382

Collateral for Securities Loaned (Liability)	$—	$(67,213,508)	$—	$(67,213,508)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,313,045,382
Cash denominated in foreign currencies (c)	769,013
Receivable for:
Investments sold	964,588
Fund shares sold	447,541
Dividends and interest	1,476,022
Prepaid expenses	8,169

Total Assets	1,316,710,715
Liabilities
Collateral for securities loaned	67,213,508
Payables for:
Fund shares redeemed	632,854
Foreign taxes	1,296,332
Accrued Expenses:
Management fees	605,189
Distribution and service fees	74,790
Deferred trustees’ fees	109,233
Other expenses	362,529

Total Liabilities	70,294,435

Net Assets	$1,246,416,280

Net Assets Consist of:
Paid in surplus	$1,119,169,518
Undistributed net investment income	8,699,103
Accumulated net realized gain	5,994,434
Unrealized appreciation on investments and foreign currency transactions (d)	112,553,225

Net Assets	$1,246,416,280

Net Assets
Class A	$878,211,875
Class B	346,653,356
Class E	21,551,049
Capital Shares Outstanding*
Class A	49,700,771
Class B	19,695,640
Class E	1,223,054
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.67
Class B	17.60
Class E	17.62

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,199,163,576.
(b)	Includes securities loaned at value of $66,176,080.
(c)	Identified cost of cash denominated in foreign currencies was $770,447.
(d)	Includes foreign capital gains tax of $1,292,567.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$15,810,111
Interest	3,010
Securities lending income	613,078

Total investment income	16,426,199
Expenses
Management fees	3,960,279
Administration fees	17,443
Custodian and accounting fees	98,123
Distribution and service fees—Class B	441,738
Distribution and service fees—Class E	16,686
Audit and tax services	26,457
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	57,574
Insurance	4,446
Miscellaneous	19,599

Total expenses	4,671,611
Less management fee waiver	(458,623)

Net expenses	4,212,988

Net Investment Income	12,213,211

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	8,875,648
Foreign currency transactions	(43,413)

Net realized gain	8,832,235

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(124,138,288)
Foreign currency transactions	5,435

Net change in unrealized depreciation	(124,132,853)

Net realized and unrealized loss	(115,300,618)

Net Decrease in Net Assets from Operations	$(103,087,407)

(a)	Net of foreign withholding taxes of $1,474,602.
(b)	Net of foreign capital gains tax of $12,976.
(c)	Includes change in foreign capital gains tax of $1,292,567.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,213,211	$13,943,263
Net realized gain	8,832,235	63,406,101
Net change in unrealized depreciation	(124,132,853)	(29,999,484)

Increase (decrease) in net assets from operations	(103,087,407)	47,349,880

From Distributions to Shareholders
Net investment income
Class A	(10,805,117)	(10,878,277)
Class B	(3,267,233)	(3,845,329)
Class E	(224,399)	(287,989)
Net realized capital gains
Class A	(44,990,271)	(19,985,671)
Class B	(17,932,653)	(9,023,198)
Class E	(1,111,638)	(617,678)

Total distributions	(78,331,311)	(44,638,142)

Increase in net assets from capital share transactions	149,293,326	61,100,082

Total increase (decrease) in net assets	(32,125,392)	63,811,820

Net Assets
Beginning of period	1,278,541,672	1,214,729,852

End of period	$1,246,416,280	$1,278,541,672

Undistributed net investment income
End of period	$8,699,103	$10,782,641

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	5,797,410	$110,838,454	7,000,175	$153,664,334
Reinvestments	3,150,502	55,795,388	1,407,385	30,863,948
Redemptions	(1,447,284)	(27,314,062)	(4,310,277)	(92,991,677)

Net increase	7,500,628	$139,319,780	4,097,283	$91,536,605

Class B
Sales	877,760	$16,259,693	1,539,031	$32,455,723
Reinvestments	1,201,808	21,199,886	589,218	12,868,527
Redemptions	(1,440,318)	(27,042,981)	(3,342,616)	(71,157,639)

Net increase (decrease)	639,250	$10,416,598	(1,214,367)	$(25,833,389)

Class E
Sales	31,505	$581,911	89,999	$1,926,865
Reinvestments	75,653	1,336,037	41,412	905,667
Redemptions	(126,280)	(2,361,000)	(351,122)	(7,435,666)

Net decrease	(19,122)	$(443,052)	(219,711)	$(4,603,134)

Increase derived from capital shares transactions		$149,293,326		$61,100,082

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013(a)	2012	2011
Net Asset Value, Beginning of Period	$20.49		$20.34	$20.73	$16.63	$13.91	$15.44

Income (Loss) from Investment Operations
Net investment income (b)	0.20		0.24	0.30	0.24	0.26	0.25
Net realized and unrealized gain (loss) on investments	(1.82)		0.64	0.14	4.24	2.71	(1.48)

Total from investment operations	(1.62)		0.88	0.44	4.48	2.97	(1.23)

Less Distributions
Distributions from net investment income	(0.23)		(0.26)	(0.21)	(0.38)	(0.25)	(0.30)
Distributions from net realized capital gains	(0.97)		(0.47)	(0.62)	0.00	0.00	0.00

Total distributions	(1.20)		(0.73)	(0.83)	(0.38)	(0.25)	(0.30)

Net Asset Value, End of Period	$17.67		$20.49	$20.34	$20.73	$16.63	$13.91

Total Return (%) (c)	(7.93	)(d)	4.10	2.30	27.32	21.52	(8.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(e)	0.71	0.74	0.71	0.62	0.62
Net ratio of expenses to average net assets (%) (f)	0.63	(e)	0.65	0.70	0.69	0.62	0.62
Ratio of net investment income to average net assets (%)	2.13	(e)	1.14	1.48	1.27	1.74	1.65
Portfolio turnover rate (%)	8	(d)	19	22	11	13	12
Net assets, end of period (in millions)	$878.2		$864.8	$775.0	$484.4	$411.0	$378.6

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013(a)	2012	2011
Net Asset Value, Beginning of Period	$20.38		$20.23	$20.63	$16.54	$13.83	$15.36

Income (Loss) from Investment Operations
Net investment income (b)	0.17		0.19	0.24	0.18	0.22	0.21
Net realized and unrealized gain (loss) on investments	(1.80)		0.63	0.15	4.23	2.70	(1.47)

Total from investment operations	(1.63)		0.82	0.39	4.41	2.92	(1.26)

Less Distributions
Distributions from net investment income	(0.18)		(0.20)	(0.17)	(0.32)	(0.21)	(0.27)
Distributions from net realized capital gains	(0.97)		(0.47)	(0.62)	0.00	0.00	0.00

Total distributions	(1.15)		(0.67)	(0.79)	(0.32)	(0.21)	(0.27)

Net Asset Value, End of Period	$17.60		$20.38	$20.23	$20.63	$16.54	$13.83

Total Return (%) (c)	(8.05	)(d)	3.86	2.03	27.01	21.17	(8.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(e)	0.96	0.99	0.96	0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.88	(e)	0.90	0.95	0.94	0.87	0.87
Ratio of net investment income to average net assets (%)	1.86	(e)	0.90	1.18	0.99	1.49	1.40
Portfolio turnover rate (%)	8	(d)	19	22	11	13	12
Net assets, end of period (in millions)	$346.7		$388.4	$410.1	$448.6	$250.9	$236.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013(a)	2012	2011
Net Asset Value, Beginning of Period	$20.41		$20.26	$20.66	$16.56	$13.85	$15.38

Income (Loss) from Investment Operations
Net investment income (b)	0.18		0.21	0.26	0.20	0.24	0.23
Net realized and unrealized gain (loss) on investments	(1.80)		0.63	0.15	4.25	2.69	(1.48)

Total from investment operations	(1.62)		0.84	0.41	4.45	2.93	(1.25)

Less Distributions
Distributions from net investment income	(0.20)		(0.22)	(0.19)	(0.35)	(0.22)	(0.28)
Distributions from net realized capital gains	(0.97)		(0.47)	(0.62)	0.00	0.00	0.00

Total distributions	(1.17)		(0.69)	(0.81)	(0.35)	(0.22)	(0.28)

Net Asset Value, End of Period	$17.62		$20.41	$20.26	$20.66	$16.56	$13.85

Total Return (%) (c)	(7.99	)(d)	3.94	2.13	27.19	21.35	(8.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(e)	0.86	0.89	0.86	0.77	0.77
Net ratio of expenses to average net assets (%) (f)	0.78	(e)	0.80	0.85	0.84	0.77	0.77
Ratio of net investment income to average net assets (%)	1.94	(e)	1.01	1.28	1.07	1.60	1.51
Portfolio turnover rate (%)	8	(d)	19	22	11	13	12
Net assets, end of period (in millions)	$21.6		$25.4	$29.6	$34.7	$11.3	$11.0

(a)	At the close of business on April 26, 2013, the Portfolio acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $41,918,208, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(67,057,517)	$—	$—	$—	$(67,057,517)
Rights	(155,991)	—	—	—	(155,991)
Total	$(67,213,508)	$—	$—	$—	$(67,213,508)
Total Borrowings	$(67,213,508)	$—	$—	$—	$(67,213,508)
Gross amount of recognized liabilities for securities lending transactions					$(67,213,508)

MIST-14

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$156,681,539	$0	$96,368,709

During the six months ended June 30, 2016, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted to $2,739,834 in purchases, which are included above.

MIST-15

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$3,960,279	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $350 million
0.070%	$350 million to $500 million
0.060%	$500 million to $600 million
0.070%	$600 million to $750 million
0.060%	$750 million to $800 million
0.110%	$800 million to $1.25 billion
0.130%	Over $1.25 billion

An identical agreement was in place for the period January 1, 2016 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

MIST-16

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$15,011,595	$8,699,882	$29,626,547	$28,088,150	$44,638,142	$36,788,032

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,132,738	$60,769,991	$230,871,361	$—	$308,774,090

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-17

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 14.66%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

2016 began with a sell-off in global equities triggered in part by slowing Gross Domestic Product growth in China, falling oil prices and, most importantly, concerns about the effects of the U.S. Federal Reserve Bank’s (the “Fed”) December 2015 rate rise. The inflection point was reached in mid-February when Fed Chairman Janet Yellen told Congress that higher global risk, concerns about China’s exchange rate policy and market volatility reduced the likelihood of a more imminent second rate increase. The change in the Fed’s interest-rate path helped to trigger a sustained rally in global equities that carried well into the second quarter. However, global equity markets were again roiled following the surprising results of the June 23rd “Brexit” vote. The impact from U.K. and European politics as well as the spillover effects from the ongoing European migration crisis fueled an increase in volatility in a marketplace already shaken by the effects of diverging central bank policy in the U.S. and globally and an unclear outlook in global oil. Equities managed to somewhat rally to close the second quarter partially offsetting the losses sustained following the announcement of the European Union (the “E.U.”) referendum. Regionally, there was positive performance for the six month in the U.S. and the emerging markets as the S&P 500 Index gained 3.8% and the MSCI Emerging Market Index climbed by 6.4%. Europe was by far the worst performing region largely due to the strongly negative investor reaction to the Brexit vote. The MSCI World ex-U.S. Index (Hedged) ultimately declined by 5.8% for the six month period.

Bonds delivered positive results to begin the year as investor fears regarding global growth, China and falling oil prices led to the significant declines in global equity markets and triggered a risk-off sentiment. In the second quarter, bond markets rallied even further, in June in particular, as investors flocked to safer assets following the Brexit vote. Prices for U.S. Treasuries climbed considerably as yields sank to levels not seen since 2012. The yield on the benchmark 10 year U.S. Treasury note declined approximately 75 basis points during the six month period and closed the second quarter at 1.49%. Across the Atlantic, the yield on the 10 year German Bund declined into negative territory and yield on the 10 year U.K. Gilt dipped below 1.0%; both record lows for those maturities. The Citigroup U.S. Treasury Index and the Citigroup World Government Bond Index ex-U.S. (Hedged) posted strong, positive performance for the six month period, rising 5.3% and 7.0% respectively. With record lows and negative yields across European and Japanese government debt, U.S. Investment Grade credit became an increasingly attractive alternative for bond investors. The Barclays U.S. Credit Index notably rose by 7.5% for the past six months.

Commodities markets in general experienced an extremely difficult start to the year with a decline in Energy in particular. However, after bottoming out in mid-February around $26, prices for crude oil steadily increased throughout the second quarter and closed the six month period trading in a close range just below $50. After posting negative results for three consecutive quarters, commodities registered big gains in the second quarter and the S&P Goldman Sachs Commodity Index rose by 9.9% during the first half of the year. The second quarter also bore witness to the unusual divergence between commodity prices and the U.S. dollar. Commodity contracts are typically priced in U.S. dollar terms and prices tend to move lower when the dollar strengthens as a result of the U.S. dollar increase in purchasing power. However, this fundamental relationship deteriorated in the second quarter as commodity prices rose in spite of the U.S. currency significantly appreciating relative to other major currencies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income, and 20% inflation protection.

Two of the three main asset classes used in the Portfolio contributed to positive, absolute performance during the six month period. These included nominal fixed income and inflation protected assets while global equities detracted slightly.

Exposure to nominal fixed income was the largest driver of positive Portfolio performance during the six month period; in particular, both non-U.S. and U.S. government debt contributed significantly. Inflation protected assets, which include commodities and inflation-linked bonds, also contributed positively in aggregate. Portfolio exposure to equities only moderately detracted from portfolio performance as non-U.S. developed markets detracted while emerging markets and U.S. large and small cap equities contributed positively.

Nominal fixed income proved to be a big boost to positive portfolio performance as prices rose for U.S. and non-U.S. government debt as yields fell to record lows across the globe. U.S. Investment Grade credit also contributed positively as a result of an increase in demand as non-U.S. investors looked to the asset class in search of higher yields. Inflation protected assets were also additive to Portfolio performance aided by the resurgence of commodities observed in the second quarter, led by Energy and certain Agricultural commodities. Inflation-linked bonds (“ILBs”) also proved to be another top

MIST-1

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

performing asset class for the six month period. The strong performance of ILBs was fueled by the large decline in longer-term yields as well as by the uptick in inflation observed year to date. Portfolio contribution from equities was mixed. Emerging markets equities contributed positively due in large part to the rebound in oil prices. U.S. equities outperformed non-U.S. developed equities, European markets in particular, which continue to be hampered by exogenous shocks.

On average, the Portfolio maintained an overweight position in nominal fixed income and an underweight position in equities and inflation protected investments relative to the Portfolio’s strategic (neutral) risk targets. For the six month period, this active positioning negatively contributed to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures (futures) within the equity, fixed income, and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the six months ended June 30, 2016 performed as expected.

At the end the reporting period, the Portfolio maintained an overweight position in nominal fixed income and an underweight position in equities while inflation protected assets moved in line with the Portfolio’s strategic risk targets.

Within nominal fixed income, the Portfolio was overweight international government debt and underweight U.S. government debt and Investment Grade credit. Within equities, the Portfolio was underweight U.S. small cap and developed non-U.S. equities and overweight U.S. large cap and emerging markets equities. Within inflation protected investments, the Portfolio was underweight inflation linked bonds and overweight commodities.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	14.66	10.08	6.19
Dow Jones Moderate Index	4.67	1.73	3.53

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of Class B shares is 4/14/2014. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	156.1
Global Developed Equities	30.5
Commodities - Production Weighted	18.3
Global Inflation-Linked Bonds	11.2
Global Emerging Equities	7.5

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	1.30%	$1,000.00	$1,146.60	$6.94
	Hypothetical*	1.30%	$1,000.00	$1,018.40	$6.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Foreign Government—10.7% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—10.7%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	1,624,275	$1,940,336
France Government Bond OAT 0.250%, 07/25/24 (EUR) (a)	1,979,211	2,403,640
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (a)	1,054,316	1,343,892
United Kingdom Gilt Inflation Linked 0.625%, 03/22/40 (GBP) (a)	2,112,635	4,335,147

Total Foreign Government (Cost $9,978,636)		10,023,015

Common Stocks—9.7%

Aerospace & Defense—0.1%
Boeing Co. (The)	139	18,052
General Dynamics Corp.	111	15,456
L-3 Communications Holdings, Inc.	128	18,776
Lockheed Martin Corp.	59	14,642
Northrop Grumman Corp.	68	15,115
Raytheon Co.	120	16,314
Rockwell Collins, Inc.	187	15,921
United Technologies Corp.	195	19,997

		134,273

Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	211	15,667
Expeditors International of Washington, Inc.	329	16,134
FedEx Corp.	118	17,910

		49,711

Airlines—0.1%
Alaska Air Group, Inc.	237	13,815
American Airlines Group, Inc.	458	12,966
Delta Air Lines, Inc.	345	12,568
Southwest Airlines Co.	394	15,449
United Continental Holdings, Inc. (b)	325	13,338

		68,136

Auto Components—0.0%
Delphi Automotive plc	266	16,652

Automobiles—0.0%
Ford Motor Co.	1,273	16,002

Banks—0.1%
Citigroup, Inc.	272	11,530
Citizens Financial Group, Inc.	469	9,371
Comerica, Inc.	360	14,807
Fifth Third Bancorp	891	15,673
KeyCorp	1,314	14,520
People’s United Financial, Inc.	1,168	17,123
SunTrust Banks, Inc.	327	13,433

Banks—(Continued)
U.S. Bancorp	414	16,696
Zions Bancorporation	549	13,796

		126,949

Beverages—0.2%
Brown-Forman Corp. - Class B	307	30,626
Coca-Cola Co. (The)	653	29,600
Constellation Brands, Inc. - Class A	167	27,622
Dr Pepper Snapple Group, Inc.	314	30,342
Molson Coors Brewing Co. - Class B	297	30,036
Monster Beverage Corp. (b)	187	30,053
PepsiCo, Inc.	327	34,642

		212,921

Biotechnology—0.1%
AbbVie, Inc.	342	21,173
Alexion Pharmaceuticals, Inc. (b)	119	13,895
Amgen, Inc.	125	19,019
Biogen, Inc. (b)	61	14,751
Celgene Corp. (b)	176	17,359
Regeneron Pharmaceuticals, Inc. (b)	41	14,318

		100,515

Building Products—0.0%
Allegion plc	226	15,691

Capital Markets—0.1%
Affiliated Managers Group, Inc. (b)	99	13,936
Ameriprise Financial, Inc.	164	14,735
Bank of New York Mellon Corp. (The)	387	15,035
BlackRock, Inc.	37	12,674
Charles Schwab Corp. (The)	421	10,655
Goldman Sachs Group, Inc. (The)	108	16,047
Legg Mason, Inc.	439	12,946
State Street Corp.	267	14,397
T. Rowe Price Group, Inc.	207	15,105

		125,530

Chemicals—0.4%
Air Products & Chemicals, Inc.	227	32,243
CF Industries Holdings, Inc.	937	22,582
Dow Chemical Co. (The)	482	23,960
E.I. du Pont de Nemours & Co.	363	23,522
Eastman Chemical Co.	300	20,370
Ecolab, Inc.	246	29,176
FMC Corp.	540	25,007
International Flavors & Fragrances, Inc.	242	30,509
LyondellBasell Industries NV - Class A	338	25,154
Monsanto Co.	303	31,333
Mosaic Co. (The)	1,126	29,479
PPG Industries, Inc.	292	30,412
Praxair, Inc.	237	26,636

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Sherwin-Williams Co. (The)	109	$32,010

		382,393

Commercial Services & Supplies—0.1%
Cintas Corp.	159	15,603
Pitney Bowes, Inc.	910	16,198
Republic Services, Inc.	355	18,215
Stericycle, Inc. (b)	188	19,575
Tyco International plc	489	20,831
Waste Management, Inc.	259	17,164

		107,586

Communications Equipment—0.1%
Cisco Systems, Inc.	645	18,505
Harris Corp.	218	18,190
Juniper Networks, Inc.	644	14,484
Motorola Solutions, Inc.	248	16,360

		67,539

Construction & Engineering—0.0%
Jacobs Engineering Group, Inc. (b)	309	15,391

Construction Materials—0.1%
Martin Marietta Materials, Inc.	154	29,568
Vulcan Materials Co.	252	30,331

		59,899

Consumer Finance—0.0%
Navient Corp.	1,182	14,125
Synchrony Financial (b)	391	9,884

		24,009

Containers & Packaging—0.2%
Avery Dennison Corp.	416	31,096
Ball Corp.	408	29,494
International Paper Co.	766	32,463
Owens-Illinois, Inc. (b)	1,526	27,483
Sealed Air Corp.	645	29,651
WestRock Co.	609	23,672

		173,859

Distributors—0.0%
Genuine Parts Co.	188	19,035
LKQ Corp. (b)	474	15,026

		34,061

Diversified Consumer Services—0.0%
H&R Block, Inc.	619	14,237

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. - Class B (b)	118	17,085
Leucadia National Corp.	963	16,689
Moody’s Corp.	137	12,838
Nasdaq, Inc.	203	13,128

Diversified Financial Services—(Continued)
S&P Global, Inc.	126	13,515

		73,255

Diversified Telecommunication Services—1.1%
AT&T, Inc.	6,239	269,587
CenturyLink, Inc.	8,085	234,546
Frontier Communications Corp.	31,514	155,679
Level 3 Communications, Inc. (b)	2,591	133,411
Verizon Communications, Inc.	4,414	246,478

		1,039,701

Electric Utilities—0.6%
American Electric Power Co., Inc.	626	43,876
Duke Energy Corp.	524	44,954
Edison International	566	43,961
Entergy Corp.	600	48,810
Eversource Energy	808	48,399
Exelon Corp.	1,327	48,250
FirstEnergy Corp.	1,409	49,188
NextEra Energy, Inc.	316	41,206
PG&E Corp.	679	43,402
Pinnacle West Capital Corp.	554	44,907
PPL Corp.	949	35,825
Southern Co. (The)	714	38,292
Xcel Energy, Inc.	966	43,258

		574,328

Electrical Equipment—0.1%
Eaton Corp. plc	307	18,337
Emerson Electric Co.	400	20,864
Rockwell Automation, Inc.	138	15,845

		55,046

Electronic Equipment, Instruments & Components—0.1%
Corning, Inc.	849	17,388
FLIR Systems, Inc.	560	17,332
TE Connectivity, Ltd.	319	18,218

		52,938

Energy Equipment & Services—0.2%
Baker Hughes, Inc.	474	21,391
Diamond Offshore Drilling, Inc.	769	18,710
FMC Technologies, Inc. (b)	855	22,803
Halliburton Co.	527	23,868
Helmerich & Payne, Inc.	362	24,301
National Oilwell Varco, Inc.	744	25,035
Schlumberger, Ltd.	309	24,436
Transocean, Ltd.	1,837	21,842

		182,386

Food & Staples Retailing—0.2%
Costco Wholesale Corp.	213	33,449
CVS Health Corp.	310	29,679
Kroger Co. (The)	859	31,603

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Sysco Corp.	505	$25,624
Wal-Mart Stores, Inc.	455	33,224
Walgreens Boots Alliance, Inc.	395	32,892
Whole Foods Market, Inc.	983	31,476

		217,947

Food Products—0.5%
Archer-Daniels-Midland Co.	776	33,283
Campbell Soup Co.	465	30,936
ConAgra Foods, Inc.	632	30,216
General Mills, Inc.	523	37,300
Hershey Co. (The)	333	37,792
Hormel Foods Corp.	875	32,025
J.M. Smucker Co. (The)	241	36,731
Kellogg Co.	424	34,620
Kraft Heinz Co. (The)	384	33,976
McCormick & Co., Inc.	290	30,934
Mead Johnson Nutrition Co.	425	38,569
Mondelez International, Inc. - Class A	663	30,173
Tyson Foods, Inc. - Class A	383	25,581

		432,136

Gas Utilities—0.0%
AGL Resources, Inc.	638	42,089

Health Care Equipment & Supplies—0.3%
Abbott Laboratories	400	15,724
Baxter International, Inc.	411	18,585
Becton Dickinson & Co.	87	14,754
Boston Scientific Corp. (b)	835	19,514
C.R. Bard, Inc.	79	18,578
DENTSPLY SIRONA, Inc.	281	17,433
Edwards Lifesciences Corp. (b)	178	17,752
Hologic, Inc. (b)	552	19,099
Intuitive Surgical, Inc. (b)	28	18,519
Medtronic plc	241	20,912
St. Jude Medical, Inc.	241	18,798
Stryker Corp.	152	18,214
Varian Medical Systems, Inc. (b)	229	18,831
Zimmer Biomet Holdings, Inc.	155	18,659

		255,372

Health Care Providers & Services—0.3%
Aetna, Inc.	180	21,984
AmerisourceBergen Corp.	256	20,306
Anthem, Inc.	170	22,328
Cardinal Health, Inc.	190	14,822
Centene Corp. (b)	299	21,340
Cigna Corp.	138	17,663
DaVita HealthCare Partners, Inc. (b)	248	19,175
Express Scripts Holding Co. (b)	249	18,874
HCA Holdings, Inc. (b)	219	16,865
Henry Schein, Inc. (b)	98	17,326
Humana, Inc.	101	18,168
Laboratory Corp. of America Holdings (b)	149	19,410

Health Care Providers & Services—(Continued)
McKesson Corp.	99	18,478
Patterson Cos., Inc.	400	19,156
Quest Diagnostics, Inc.	252	20,515
UnitedHealth Group, Inc.	129	18,215
Universal Health Services, Inc. - Class B	134	17,969

		322,594

Health Care Technology—0.0%
Cerner Corp. (b)	370	21,682

Hotels, Restaurants & Leisure—0.1%
Carnival Corp.	371	16,398
Chipotle Mexican Grill, Inc. (b)	31	12,485
Darden Restaurants, Inc.	235	14,885
Starbucks Corp.	298	17,022
Starwood Hotels & Resorts Worldwide, Inc.	228	16,861
Wyndham Worldwide Corp.	256	18,235
Yum! Brands, Inc.	200	16,584

		112,470

Household Durables—0.1%
D.R. Horton, Inc.	484	15,236
Harman International Industries, Inc.	161	11,563
Leggett & Platt, Inc.	379	19,371
Lennar Corp. - Class A	371	17,103
Newell Brands, Inc.	372	18,068

		81,341

Household Products—0.2%
Church & Dwight Co., Inc.	310	31,896
Clorox Co. (The)	240	33,214
Colgate-Palmolive Co.	527	38,576
Kimberly-Clark Corp.	248	34,095
Procter & Gamble Co. (The)	419	35,477

		173,258

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	4,543	56,696
NRG Energy, Inc.	2,228	33,398

		90,094

Industrial Conglomerates—0.1%
3M Co.	128	22,415
General Electric Co.	709	22,319
Roper Technologies, Inc.	117	19,956

		64,690

Insurance—0.2%
Aflac, Inc.	234	16,885
American International Group, Inc.	208	11,001
Aon plc	133	14,528
Assurant, Inc.	141	12,170
Hartford Financial Services Group, Inc. (The)	261	11,583
Loews Corp.	371	15,244

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Marsh & McLennan Cos., Inc.	219	$14,993
Principal Financial Group, Inc.	360	14,800
Travelers Cos., Inc. (The)	158	18,808
Unum Group	429	13,638
XL Group plc	518	17,255

		160,905

Internet & Catalog Retail—0.0%
Amazon.com, Inc. (b)	18	12,881
Priceline Group, Inc. (The) (b)	11	13,733
TripAdvisor, Inc. (b)	171	10,995

		37,609

Internet Software & Services—0.1%
Alphabet, Inc. - Class A (b)	24	16,885
eBay, Inc. (b)	778	18,213
VeriSign, Inc. (b)	187	16,168

		51,266

IT Services—0.3%
Accenture plc - Class A	159	18,013
Alliance Data Systems Corp. (b)	85	16,653
Cognizant Technology Solutions Corp. - Class A (b)	253	14,482
CSRA, Inc.	583	13,660
Fidelity National Information Services, Inc.	255	18,788
Fiserv, Inc. (b)	202	21,963
Global Payments, Inc.	220	15,704
International Business Machines Corp.	136	20,642
MasterCard, Inc. - Class A	199	17,524
Paychex, Inc.	381	22,670
PayPal Holdings, Inc. (b)	441	16,101
Total System Services, Inc.	330	17,526
Visa, Inc. - Class A	273	20,248
Western Union Co. (The)	989	18,969

		252,943

Leisure Products—0.0%
Hasbro, Inc.	185	15,538

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	458	20,317
Illumina, Inc. (b)	113	15,863
PerkinElmer, Inc.	369	19,343
Thermo Fisher Scientific, Inc.	129	19,061
Waters Corp. (b)	131	18,425

		93,009

Machinery—0.1%
Caterpillar, Inc.	282	21,378
Cummins, Inc.	173	19,452
Dover Corp.	308	21,351
Ingersoll-Rand plc	265	16,875
Parker-Hannifin Corp.	176	19,017
Pentair plc	316	18,420

		116,493

Media—0.1%
Comcast Corp. - Class A	310	20,209
Discovery Communications, Inc. - Class A (b)	599	15,113
Discovery Communications, Inc. - Class C (b)	568	13,547
News Corp. - Class B	1,283	14,972
Time Warner, Inc.	241	17,723
Twenty-First Century Fox, Inc. - Class A	641	17,339
Twenty-First Century Fox, Inc. - Class B	605	16,486
Walt Disney Co. (The)	178	17,412

		132,801

Metals & Mining—0.1%
Alcoa, Inc.	2,798	25,938
Freeport-McMoRan, Inc.	1,879	20,932
Newmont Mining Corp.	894	34,973
Nucor Corp.	593	29,300

		111,143

Multi-Utilities—0.6%
Ameren Corp.	891	47,740
CenterPoint Energy, Inc.	1,943	46,632
CMS Energy Corp.	1,029	47,190
Consolidated Edison, Inc.	542	43,598
Dominion Resources, Inc.	546	42,550
DTE Energy Co.	401	39,747
NiSource, Inc.	1,699	45,058
Public Service Enterprise Group, Inc.	914	42,602
SCANA Corp.	579	43,807
Sempra Energy	423	48,230
TECO Energy, Inc.	1,364	37,701
WEC Energy Group, Inc.	677	44,208

		529,063

Multiline Retail—0.1%
Dollar Tree, Inc. (b)	182	17,151
Macy’s, Inc.	446	14,990
Nordstrom, Inc.	496	18,873
Target Corp.	251	17,525

		68,539

Oil, Gas & Consumable Fuels—0.6%
Anadarko Petroleum Corp.	413	21,992
Apache Corp.	359	19,986
Cabot Oil & Gas Corp.	763	19,640
Chesapeake Energy Corp. (b)	3,166	13,550
Chevron Corp.	223	23,377
Cimarex Energy Co.	174	20,762
Columbia Pipeline Group, Inc.	753	19,194
Concho Resources, Inc. (b)	195	23,258
ConocoPhillips	517	22,541
EOG Resources, Inc.	272	22,690
EQT Corp.	318	24,623
Exxon Mobil Corp.	237	22,216
Hess Corp.	375	22,538
Kinder Morgan, Inc.	350	6,552
Marathon Oil Corp.	975	14,635

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Marathon Petroleum Corp.	616	$23,383
Murphy Oil Corp.	647	20,542
Newfield Exploration Co. (b)	486	21,472
Noble Energy, Inc.	589	21,127
Occidental Petroleum Corp.	335	25,313
ONEOK, Inc.	538	25,528
Phillips 66	289	22,929
Pioneer Natural Resources Co.	134	20,262
Range Resources Corp.	412	17,774
Spectra Energy Corp.	779	28,535
Tesoro Corp.	271	20,303
Valero Energy Corp.	424	21,624
Williams Cos., Inc. (The)	275	5,948

		572,294

Personal Products—0.0%
Estee Lauder Cos., Inc. (The) - Class A	291	26,487

Pharmaceuticals—0.2%
Bristol-Myers Squibb Co.	248	18,240
Eli Lilly & Co.	277	21,814
Johnson & Johnson	156	18,923
Mallinckrodt plc (b)	257	15,620
Merck & Co., Inc.	389	22,410
Perrigo Co. plc	177	16,049
Pfizer, Inc.	626	22,041
Zoetis, Inc.	438	20,788

		155,885

Professional Services—0.1%
Dun & Bradstreet Corp. (The)	157	19,129
Equifax, Inc.	133	17,077
Robert Half International, Inc.	434	16,561
Verisk Analytics, Inc. (b)	223	18,081

		70,848

Real Estate Investment Trusts—0.3%
American Tower Corp.	120	13,633
Apartment Investment & Management Co. - Class A	320	14,131
AvalonBay Communities, Inc.	75	13,529
Crown Castle International Corp.	132	13,389
Digital Realty Trust, Inc.	138	15,041
Equinix, Inc.	36	13,958
Essex Property Trust, Inc.	68	15,510
Extra Space Storage, Inc.	152	14,066
HCP, Inc.	519	18,362
Host Hotels & Resorts, Inc.	908	14,719
Iron Mountain, Inc.	357	14,219
Kimco Realty Corp.	512	16,067
Macerich Co. (The)	190	16,224
Public Storage	65	16,613
Realty Income Corp.	243	16,855
SL Green Realty Corp.	167	17,781
UDR, Inc.	471	17,389
Ventas, Inc.	235	17,113

Real Estate Investment Trusts—(Continued)
Vornado Realty Trust	75	7,509
Welltower, Inc.	226	17,214

		303,322

Real Estate Management & Development—0.0%
CBRE Group, Inc. - Class A (b)	424	11,227

Road & Rail—0.1%
CSX Corp.	821	21,412
J.B. Hunt Transport Services, Inc.	208	16,833
Ryder System, Inc.	271	16,569
Union Pacific Corp.	252	21,987

		76,801

Semiconductors & Semiconductor Equipment—0.2%
Analog Devices, Inc.	369	20,900
Broadcom, Ltd.	99	15,385
Linear Technology Corp.	465	21,636
Microchip Technology, Inc.	423	21,472
NVIDIA Corp.	348	16,359
QUALCOMM, Inc.	319	17,089
Skyworks Solutions, Inc.	215	13,605
Xilinx, Inc.	406	18,729

		145,175

Software—0.2%
Activision Blizzard, Inc.	400	15,852
Adobe Systems, Inc. (b)	173	16,572
Autodesk, Inc. (b)	242	13,102
CA, Inc.	400	13,132
Intuit, Inc.	202	22,545
Microsoft Corp.	335	17,142
Oracle Corp.	529	21,652
Red Hat, Inc. (b)	197	14,302
Symantec Corp.	1,161	23,847

		158,146

Specialty Retail—0.2%
Advance Auto Parts, Inc.	94	15,193
AutoZone, Inc. (b)	26	20,640
Bed Bath & Beyond, Inc.	376	16,251
Foot Locker, Inc.	302	16,568
Home Depot, Inc. (The)	149	19,026
L Brands, Inc.	227	15,238
O’Reilly Automotive, Inc. (b)	69	18,706
Ross Stores, Inc.	291	16,497
Staples, Inc.	1,585	13,663
Tiffany & Co.	240	14,553
TJX Cos., Inc. (The)	203	15,678
Ulta Salon Cosmetics & Fragrance, Inc. (b)	62	15,106
Urban Outfitters, Inc. (b)	477	13,117

		210,236

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—0.1%
EMC Corp.	657	$17,851
HP, Inc.	1,077	13,516
NetApp, Inc.	693	17,041
Western Digital Corp.	314	14,840

		63,248

Textiles, Apparel & Luxury Goods—0.1%
Coach, Inc.	361	14,707
Michael Kors Holdings, Ltd. (b)	279	13,805
NIKE, Inc. - Class B	289	15,953
Ralph Lauren Corp.	153	13,712
Under Armour, Inc. - Class C (b)	605	22,031
VF Corp.	281	17,279

		97,487

Tobacco—0.1%
Altria Group, Inc.	392	27,032
Philip Morris International, Inc.	261	26,549
Reynolds American, Inc.	530	28,583

		82,164

Trading Companies & Distributors—0.0%
Fastenal Co.	397	17,623
WW Grainger, Inc.	91	20,680

		38,303

Water Utilities—0.0%
American Water Works Co., Inc.	513	43,354

Total Common Stocks (Cost $8,994,103)		9,160,967

Mutual Fund—5.9%

Investment Company Security—5.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $5,349,263)	45,402	5,572,187

U.S. Treasury & Government Agencies—5.8%

U.S. Treasury—5.8%
U.S. Treasury Inflation Indexed Bond 3.875%, 04/15/29 (a)	1,120,496	1,613,863
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/18 (a)	672,672	682,657
0.125%, 01/15/23 (a)	808,392	819,107
0.250%, 01/15/25 (a)	2,302,800	2,337,881

Total U.S. Treasury & Government Agencies (Cost $5,276,031)		5,453,508

Short-Term Investments—49.0%
Security Description	Shares/ Principal Amount*	Value

Mutual Funds—18.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.211% (c)	8,500,000	8,500,000
UBS Select Treasury Institutional Fund, Institutional Class, 0.120% (c)	8,500,000	8,500,000

		17,000,000

Repurchase Agreement—26.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $24,903,127 on 07/01/16, collateralized by $24,695,000 U.S. Treasury Note at 1.625% due 11/30/20 with a value of $25,404,981.	24,903,106	24,903,106

U.S. Treasury—4.4%
U.S. Treasury Bills 0.166%, 07/07/16 (d) (e)	3,250,000	3,249,897
0.191%, 07/07/16 (d) (e)	850,000	849,992

		4,099,889

Total Short-Term Investments (Cost $46,002,976)		46,002,995

Total Investments—81.1% (Cost $75,601,009) (f)		76,212,672
Other assets and liabilities (net)—18.9%		17,756,932

Net Assets—100.0%		$93,969,604

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2016.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $4,099,677.
(f)	As of June 30, 2016, the aggregate cost of investments was $75,601,009. The aggregate unrealized appreciation and depreciation of investments were $806,378 and $(194,715), respectively, resulting in net unrealized appreciation of $611,663.
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
EUR	5,050,000	BNP Paribas S.A.	07/28/16	$5,680,195	$71,279
GBP	2,940,000	Brown Brothers Harriman & Co.	07/28/16	4,171,742	257,124

Net Unrealized Appreciation					$328,403

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures	09/19/16	26	USD	1,016,468	$56,845
Amsterdam Index Futures	07/15/16	8	EUR	670,310	29,042
Australian 10 Year Treasury Bond Futures	09/15/16	102	AUD	13,749,630	106,445
Bloomberg Commodity Index Futures	09/21/16	145	USD	1,289,500	2,451
Brent Crude Oil Futures	07/29/16	5	USD	251,664	(3,113)
Canada Government Bond 10 Year Futures	09/21/16	124	CAD	17,901,135	352,819
Cattle Feeder Futures	08/25/16	5	USD	375,424	(14,674)
Cattle Feeder Futures	09/29/16	7	USD	506,761	(4,511)
Cocoa Futures	09/15/16	19	USD	610,039	(47,069)
Coffee “C” Futures	09/20/16	11	USD	565,578	35,228
Copper Futures	09/28/16	11	USD	565,032	38,731
Corn Futures	09/14/16	28	USD	565,337	(53,637)
Cotton No. 2 Futures	12/07/16	21	USD	664,065	9,720
DAX Index Futures	09/16/16	5	EUR	1,190,324	20,241
Euro-BTP Futures	09/08/16	100	EUR	14,105,443	172,629
Euro-Bobl Futures	09/08/16	44	EUR	5,830,939	52,669
Euro-Bund Futures	09/08/16	14	EUR	2,296,720	47,675
Euro-Buxl 30 Year Bond Futures	09/08/16	9	EUR	1,634,592	145,208
FTSE 100 Index Futures	09/16/16	7	GBP	412,173	49,791
Gasoline RBOB Futures	07/29/16	4	USD	271,302	(19,084)
Gold 100 oz. Futures	08/29/16	16	USD	2,034,064	78,896
Hang Seng Index Futures	07/28/16	9	HKD	8,950,747	61,278
IBEX 35 Index Futures	07/15/16	10	EUR	805,826	7,662
Interest Rate Swap 10 Year Futures	09/19/16	91	USD	9,595,736	218,045
Interest Rate Swap 5 Year Futures	09/19/16	175	USD	18,108,711	219,804
Japanese Government 10 Year Bond Mini Futures	09/09/16	142	JPY	2,158,890,184	109,387
Lean Hogs Futures	10/14/16	15	USD	415,065	15,135
Live Cattle Futures	10/31/16	54	USD	2,508,060	(31,620)
Low Sulphur Gas Oil Futures	08/11/16	5	USD	227,728	(4,603)
MSCI Emerging Markets Mini Index Futures	09/16/16	167	USD	6,655,223	314,522
New York Harbor ULSD Futures	07/29/16	3	USD	189,667	(2,091)
Nickel Futures	09/19/16	10	USD	506,554	59,967
OMX Stockholm 30 Index Futures	07/15/16	64	SEK	8,135,373	35,816
Russell 2000 Mini Index Futures	09/16/16	68	USD	7,780,699	21,621
S&P 500 E-Mini Index Futures	09/16/16	20	USD	2,069,700	20,500
S&P TSX 60 Index Futures	09/15/16	8	CAD	1,295,499	5,713
SPI 200 Index Futures	09/15/16	8	AUD	1,035,836	(475)
Silver Futures	09/28/16	12	USD	1,047,768	69,612
Soybean Futures	11/14/16	10	USD	532,252	44,373
Soybean Meal Futures	12/14/16	13	USD	521,990	(690)
Soybean Oil Futures	12/14/16	26	USD	509,733	(9,441)
Sugar No. 11 Futures	09/30/16	28	USD	544,595	92,954
TOPIX Index Futures	09/08/16	15	JPY	199,874,790	(126,372)
U.S. Treasury Long Bond Futures	09/21/16	58	USD	9,416,454	579,484
U.S. Treasury Note 2 Year Futures	09/30/16	5	USD	1,088,917	7,724

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
United Kingdom Long Gilt Bond Futures	09/28/16	83	GBP	10,183,101	$641,088
Wheat Futures	09/14/16	16	USD	383,800	(27,400)
Zinc Futures	09/19/16	13	USD	610,390	74,141

Net Unrealized Appreciation					$3,452,436

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	1.500%	09/21/18	USD	33,889,000	$142,259
Pay	3M LIBOR	1.500%	09/21/18	USD	12,000,000	92,365

Net Unrealized Appreciation						$234,624

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$10,023,015	$—	$10,023,015
Total Common Stocks*	9,160,967	—	—	9,160,967
Total Mutual Fund*	5,572,187	—	—	5,572,187
Total U.S. Treasury & Government Agencies*	—	5,453,508	—	5,453,508
Short-Term Investments
Mutual Funds	17,000,000	—	—	17,000,000
Repurchase Agreement	—	24,903,106	—	24,903,106
U.S. Treasury	—	4,099,889	—	4,099,889
Total Short-Term Investments	17,000,000	29,002,995	—	46,002,995
Total Investments	$31,733,154	$44,479,518	$—	$76,212,672

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$328,403	$—	$328,403
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,797,216	$—	$—	$3,797,216
Futures Contracts (Unrealized Depreciation)	(344,780)	—	—	(344,780)
Total Futures Contracts	$3,452,436	$—	$—	$3,452,436
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$234,624	$—	$234,624

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$51,309,566
Repurchase Agreement	24,903,106
Cash	15,616,440
Cash denominated in foreign currencies (b)	81,355
Cash collateral for centrally cleared swap contracts	553,482
Unrealized appreciation on forward foreign currency exchange contracts	328,403
Receivable for:
Fund shares sold	629,320
Dividends and interest	40,451
Variation margin on futures contracts	727,554
Variation margin on centrally cleared swap contracts	14,844
Prepaid expenses	540

Total Assets	94,205,061
Liabilities
Payables for:
Fund shares redeemed	13,475
Due to Adviser	13,738
Accrued Expenses:
Management fees	45,376
Distribution and service fees	17,452
Deferred trustees’ fees	33,558
Other expenses	111,858

Total Liabilities	235,457

Net Assets	$93,969,604

Net Assets Consist of:
Paid in surplus	$85,455,924
Accumulated net investment loss	(474,812)
Accumulated net realized gain	4,360,046
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	4,628,446

Net Assets	$93,969,604

Net Assets
Class B	$93,969,604
Capital Shares Outstanding*
Class B	8,519,487
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $50,697,903.
(b)	Identified cost of cash denominated in foreign currencies was $105,037.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$87,261
Interest	36,446

Total investment income	123,707
Expenses
Management fees	215,889
Administration fees	18,506
Deferred expense reimbursement	11,515
Custodian and accounting fees	11,909
Distribution and service fees—Class B	83,034
Audit and tax services	47,441
Legal	14,789
Trustees’ fees and expenses	15,927
Shareholder reporting	8,561
Insurance	140
Miscellaneous	4,065

Total expenses	431,776

Net Investment Loss	(308,069)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(1,781)
Futures contracts	5,051,786
Swap contracts	260,606
Foreign currency transactions	141,304

Net realized gain	5,451,915

Net change in unrealized appreciation on:
Investments	1,144,510
Futures contracts	3,052,290
Swap contracts	277,666
Foreign currency transactions	281,403

Net change in unrealized appreciation	4,755,869

Net realized and unrealized gain	10,207,784

Net Increase in Net Assets from Operations	$9,899,715

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(308,069)	$(318,860)
Net realized gain (loss)	5,451,915	(2,371,680)
Net change in unrealized appreciation (depreciation)	4,755,869	(483,693)

Increase (decrease) in net assets from operations	9,899,715	(3,174,233)

From Distributions to Shareholders
Net investment income
Class B	0	(235,596)
Net realized capital gains
Class B	0	(305,862)

Total distributions	0	(541,458)

Increase in net assets from capital share transactions	29,658,217	35,722,827

Total increase in net assets	39,557,932	32,007,136

Net Assets
Beginning of period	54,411,672	22,404,536

End of period	$93,969,604	$54,411,672

Accumulated net investment loss
End of period	$(474,812)	$(166,743)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	3,731,461	$38,461,280	4,044,884	$41,431,923
Reinvestments	0	0	53,876	541,458
Redemptions	(866,986)	(8,803,063)	(617,371)	(6,250,554)

Net increase	2,864,475	$29,658,217	3,481,389	$35,722,827

Increase derived from capital shares transactions		$29,658,217		$35,722,827

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014(a)
Net Asset Value, Beginning of Period	$9.62		$10.31	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.05)		(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.46		(0.48)	0.60

Total from investment operations	1.41		(0.56)	0.54

Less Distributions
Distributions from net investment income	0.00		(0.06)	(0.03)
Distributions from net realized capital gains	0.00		(0.07)	(0.20)

Total distributions	0.00		(0.13)	(0.23)

Net Asset Value, End of Period	$11.03		$9.62	$10.31

Total Return (%) (c)	14.66	(d)	(5.48)	5.40	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.30	(e)	1.50	3.66	(e)
Net ratio of expenses to average net assets (%) (f)	1.30	(e)	1.30	1.30	(e)
Ratio of net investment loss to average net assets (%)	(0.93	)(e)	(0.77)	(0.74	)(e)
Portfolio turnover rate (%)	1	(d)	68	9	(d)
Net assets, end of period (in millions)	$94.0		$54.4	$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of Total Assets at June 30, 2016
PanAgora Global Risk Diversified Risk Portfolio, Ltd	4/14/2014	$18,639,024	19.8%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the consolidated financial statements were issued.

MIST-17

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, premium amortization adjustments, controlled foreign corporation adjustments and return of capital distributions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $24,903,106, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$234,624
	Unrealized appreciation on futures contracts (a) (c)	2,652,978
Equity	Unrealized appreciation on futures contracts (a) (c)	566,186	Unrealized depreciation on futures contracts (a) (c)	$126,847
Commodity	Unrealized appreciation on futures contracts (a) (c)	578,052	Unrealized depreciation on futures contracts (a) (c)	217,933
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	328,403

Total		$4,360,243		$344,780

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$71,279	$—	$—	$71,279
Brown Brothers Harriman & Co.	257,124	—	—	257,124

	$328,403	$—	$—	$328,403

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$114,892	$114,892
Futures contracts	3,616,404	108,509	1,326,873	—	5,051,786
Swap contracts	260,606	—	—	—	260,606

	$3,877,010	$108,509	$1,326,873	$114,892	$5,427,284

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$279,169	$279,169
Futures contracts	2,547,075	96,646	408,569	—	3,052,290
Swap contracts	277,666	—	—	—	277,666

	$2,824,741	$96,646	$408,569	$279,169	$3,609,125

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$7,909,539
Futures contracts long	91,367,952
Futures contracts short	(889)
Swap contracts	35,839,000

‡	Averages are based on activity levels during the period.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into

MIST-21

Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,617,021	$13,286,612	$99,166	$21,228

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$215,889	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2017. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement Class B	Expenses Deferred in 2014 Subject to repayment until December 31, 2017	Expenses Deferred in 2015 Subject to repayment until December 31, 2018
1.30%	$220,416	$85,165

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2016, the Adviser was repaid $11,515 by the Portfolio which was deferred in 2014. This amount is shown as Deferred expense reimbursement in the Statement of Operations. There were no expenses deferred by the Adviser for the period ended June 30, 2016.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to

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Met Investors Series Trust

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$317,260	$231,379	$162,502	$258,975	$61,696	$—	$541,458	$490,354

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Late Year Ordinary and Post October Capital Loss Deferrals	Other Accumulated Capital Losses	Total
$—	$—	$(337,708)	$(780,681)	$(238,975)	$(1,357,364)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the accumulated short-term capital losses were $238,975.

MIST-24

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the PIMCO Inflation Protected Bond Portfolio returned 6.14%, 5.96%, and 5.95%, respectively. The Portfolio’s benchmark, the Barclays U.S. TIPS Index1, returned 6.24%.

MARKET ENVIRONMENT / CONDITIONS

While global recession fears gripped markets early in the year, sentiment started to improve sharply on the back of dovish central banks and a turn higher in oil prices. However, towards the end of the period, Brexit (the U.K. referendum on leaving the European Union) uncertainty coupled with tepid U.S. economic data, including lackluster first quarter gross domestic product and a weak May jobs report, kept the Federal Reserve (the “Fed”) on hold and pushed interest rate hike expectations further out into the future.

In the first quarter, a quicker-than-expected yuan depreciation resurrected concerns over Chinese policy trajectory and global growth. Additionally, oil markets began the New Year by plunging to levels not seen since 2003, due in part to supply dynamics. However, towards the latter half of the first quarter, crude oil’s trajectory reversed dramatically, rallying significantly. In addition, clarity from the People’s Bank of China about currency policy alongside dovish comments and actions from other central banks including the Fed and European Central Bank (the “ECB”) helped stabilize markets. In the eurozone, anemic inflation and tighter global financial conditions spurred the ECB’s decision to provide additional easing measures, with a focus on credit expansion.

For much of the second quarter prior to Brexit, markets were relatively subdued as oil prices moved higher and China’s growth appeared to be stable, even as central banks paused from adding more support. However, the surprising outcome of the U.K.’s “Brexit” referendum caused volatility to rise in June as sovereign yields reached record lows and risk assets sold-off. The British public voted to end the 40+ year relationship with the European Union, resulting in a sharp sell-off in risk assets as markets scrambled to price-in the unanticipated outcome. In response, breakeven inflation slipped significantly lower into quarter-end after the initial recovery from February’s multi-year lows. However, most global inflation-linked bond markets posted strong gains for the quarter, supported by the sharp rally in global rates, while inflation expectations ended lower across most of the globe.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Exposure to longer-dated U.S. breakevens (the difference between nominal yields and real yields, which commonly measures future inflation expectations), facilitated in part through the use of pay fix interest rate swaps, detracted from performance as inflation expectations fell. However, a short position in British inflation-linked bonds, through interest rate swaps and cash bonds, was positive as breakeven levels fell. As future inflation expectations fell, represented by breakeven rates, the short position in the U.K. added to performance. An overweight to overall duration, primarily sourced from the U.K., Germany, and U.S., which was partially facilitated through cash bonds, futures and interest rate swaps, added to performance as rates fell across the globe. Through the use of currency forwards, the Portfolio was long the Brazilian real for most of the period, which contributed to performance as the currency appreciated relative to the U.S dollar. An allocation to the securitized sector contributed to performance, as prices continued to appreciate in-line with the ongoing housing recovery and strong demand. An allocation to investment grade corporates was also positive as spreads narrowed.

The Portfolio ended the period with a neutral duration position, while continuing to overweight real duration exposure in the U.S. We remained tactical in our Treasury Inflation-Protected Securities (TIPS) curve positioning based on relative value and roll-down opportunities. We remained long breakeven inflation levels in the U.S., as we believe markets are inadequately pricing longer-term inflation risk. At period end, the Portfolio maintained exposures to diversifying sources of non-U.S. real duration, such as inflation-linked sovereign bonds in Mexico. These issues offer higher real yields relative to those in the U.S., benefiting Portfolio yield, and may benefit from a steeper real yield curve through roll-down, as maturity comes closer over time. We also continued to favor being short U.K. breakeven inflation, as inflation remains well-below the rich levels embedded in financial markets. Within spread sectors, we remained focused on high-quality sources of yield such as corporate issues concentrated within financials. At period end, the Portfolio’s non-U.S. dollar currency exposures were primarily focused in long dollar positions relative to the euro and the Chinese renminbi, which we expect will exhibit further weakness.

Mihir Worah

Jeremie Banet

Portfolio Managers

Pacific Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. TIPS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	6.14	2.82	2.29	4.73
Class B	5.96	2.52	2.03	4.46
Class E	5.95	2.62	2.13	4.56
Barclays U.S. TIPS Index	6.24	4.35	2.63	4.75

1 The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	107.5
Corporate Bonds & Notes	10.7
Foreign Government	9.4
Asset-Backed Securities	3.5
Mortgage-Backed Securities	3.2
Purchased Options	0.3

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.72%	$1,000.00	$1,061.40	$3.69
	Hypothetical*	0.72%	$1,000.00	$1,021.28	$3.62

Class B(a)	Actual	0.97%	$1,000.00	$1,059.60	$4.97
	Hypothetical*	0.97%	$1,000.00	$1,020.04	$4.87

Class E(a)	Actual	0.87%	$1,000.00	$1,059.50	$4.45
	Hypothetical*	0.87%	$1,000.00	$1,020.54	$4.37

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—107.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—6.7%
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	42,000,000	$43,577,099
3.500%, TBA (a)	113,000,000	119,091,401
Fannie Mae ARM Pool 1.610%, 07/01/44 (b)	18,370	18,731
1.610%, 09/01/44 (b)	34,985	35,674
2.668%, 11/01/34 (b)	789,300	835,346
Fannie Mae REMICS (CMO) 0.513%, 07/25/37 (b)	691,872	678,305
0.523%, 12/25/36 (b)	68,794	68,572
0.603%, 08/25/34 (b)	96,326	94,613
0.803%, 07/25/37 (b)	21,943	22,045
0.833%, 07/25/37 (b)	157,361	158,318
1.133%, 02/25/41 (b)	2,335,081	2,355,025
2.557%, 05/25/35 (b)	460,575	485,735
Fannie Mae Whole Loan (CMO) 0.803%, 05/25/42 (b)	63,143	63,206
Freddie Mac ARM Non-Gold Pool 2.575%, 01/01/34 (b)	90,710	96,340
Freddie Mac REMICS (CMO) 0.592%, 10/15/20 (b)	200,260	199,852
0.672%, 02/15/19 (b)	344,619	344,363
0.892%, 08/15/33 (b)	1,589,184	1,591,811
Freddie Mac Strips (CMO) 0.892%, 09/15/42 (b)	8,783,659	8,815,155
Freddie Mac Structured Pass-Through Securities (CMO) 0.713%, 08/25/31 (b)	50,032	49,022
1.610%, 10/25/44 (b)	2,965,640	3,078,765
1.610%, 02/25/45 (b)	892,543	917,050

		182,576,428

U.S. Treasury—100.8%
U.S. Treasury Bonds 2.500%, 02/15/45 (c) (d)	8,110,000	8,443,589
2.500%, 02/15/46 (d)	30,550,000	31,811,379
3.000%, 11/15/44 (d)	2,000,000	2,299,532
3.000%, 05/15/45 (c) (d)	18,900,000	21,723,925
3.000%, 11/15/45 (c) (d)	10,000	11,498
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (c) (d) (e)	11,861,700	11,545,230
0.750%, 02/15/42 (d) (e)	32,085,829	32,148,910
0.750%, 02/15/45 (d) (e)	29,438,858	29,564,209
1.000%, 02/15/46 (c) (e)	29,400,134	31,739,885
1.375%, 02/15/44 (d) (e)	130,681,561	151,068,276
1.750%, 01/15/28 (c) (d) (e)	117,683,518	137,580,977
2.000%, 01/15/26 (d) (e)	13,490,441	15,870,411
2.125%, 02/15/40 (d) (e)	40,098,740	52,422,326
2.125%, 02/15/41 (c) (d) (e)	9,449,174	12,464,915
2.375%, 01/15/25 (d) (e)	214,201,316	255,755,729
2.375%, 01/15/27 (d) (e)	104,225,166	127,867,186
2.500%, 01/15/29 (d) (e)	72,316,181	91,626,842
3.625%, 04/15/28 (d) (e)	57,224,831	79,172,958
3.875%, 04/15/29 (d) (e)	91,807,937	132,232,073

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/18 (c) (d) (e) (f) (g)	41,522,893	$42,139,259
0.125%, 04/15/19 (c) (d) (e)	113,854,429	116,260,514
0.125%, 04/15/20 (d) (e)	18,811,609	19,243,204
0.125%, 01/15/22 (d) (e)	63,785,023	65,007,591
0.125%, 07/15/22 (d) (e)	262,455,507	268,367,579
0.125%, 01/15/23 (d) (e)	268,448,655	272,006,942
0.125%, 07/15/24 (d) (e)	73,112,558	73,847,486
0.250%, 01/15/25 (c) (d) (e)	11,908,388	12,089,800
0.375%, 07/15/23 (d) (e) (g)	150,186,954	155,285,051
0.625%, 07/15/21 (d) (e)	182,857,642	192,445,782
0.625%, 01/15/24 (d) (e)	83,826,561	87,759,200
1.250%, 07/15/20 (d) (e)	93,523,286	100,496,101
1.375%, 01/15/20 (d) (e)	29,616,530	31,621,421
1.625%, 01/15/18 (d) (e)	22,845,172	23,709,313
1.875%, 07/15/19 (c) (d) (e) (f) (g)	16,022,896	17,336,437
2.625%, 07/15/17 (c) (e) (g)	6,746,533	7,022,014
U.S. Treasury Notes 1.625%, 05/15/26 (d)	140,000	141,712
2.125%, 05/15/25 (c) (d) (g)	26,700,000	28,202,916

		2,738,332,172

Total U.S. Treasury & Government Agencies (Cost $2,942,150,905)		2,920,908,600

Corporate Bonds & Notes—10.7%

Auto Manufacturers—0.1%
Ford Motor Credit Co. LLC 5.000%, 05/15/18	2,000,000	2,119,068
Volkswagen Group of America Finance LLC 1.124%, 05/22/18 (144A) (b)	1,200,000	1,182,564

		3,301,632

Banks—8.6%
Banca Monte dei Paschi di Siena S.p.A. 4.875%, 09/15/16 (EUR)	1,000,000	1,119,422
Banco Santander S.A. 6.250%, 09/11/21 (EUR) (b)	700,000	655,330
Bank of America N.A. 1.750%, 06/05/18	18,700,000	18,824,710
Bank of New York Mellon Corp. (The) 1.498%, 08/17/20 (b)	4,500,000	4,518,635
Barclays Bank plc 6.500%, 09/15/19 (EUR) (b)	2,900,000	2,848,173
7.625%, 11/21/22	10,718,000	11,535,248
7.750%, 04/10/23 (b)	1,900,000	1,961,750
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	5,000,000	5,487,500
Citigroup, Inc. 1.157%, 05/01/17 (b)	33,800,000	33,804,360
Cooperatieve Rabobank UA 0.964%, 04/28/17 (b)	33,450,000	33,454,650
Credit Agricole S.A. 7.875%, 01/23/24 (b)	200,000	191,000

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	$6,628,525
Depfa ACS Bank 3.875%, 11/14/16 (EUR)	600,000	675,252
Goldman Sachs Group, Inc. (The) 1.853%, 09/15/20 (b)	11,900,000	11,876,688
2.432%, 02/25/21 (b)	8,200,000	8,366,895
3.500%, 01/23/25	800,000	822,006
JPMorgan Chase & Co. 1.188%, 04/25/18 (b)	33,700,000	33,648,102
2.153%, 03/01/21 (b)	4,200,000	4,294,353
7.900%, 04/30/18 (b)	900,000	918,000
Lloyds Bank plc 1.750%, 05/14/18	6,350,000	6,332,137
Lloyds Banking Group plc 7.625%, 06/27/23 (GBP) (b)	1,341,000	1,678,557
7.875%, 06/27/29 (GBP) (b)	200,000	250,941
Mitsubishi UFJ Financial Group, Inc. 2.553%, 03/01/21 (b)	4,100,000	4,221,007
Nykredit Realkredit A/S 2.000%, 04/01/17 (DKK)	15,100,000	2,290,702
Realkredit Danmark A/S 1.000%, 01/01/17 (DKK)	64,300,000	9,654,647
1.000%, 04/01/17 (DKK)	49,800,000	7,498,812
2.000%, 01/01/17 (DKK)	26,700,000	4,027,933
2.000%, 04/01/17 (DKK)	108,700,000	16,489,339

		234,074,674

Computers—0.1%
Hewlett Packard Enterprise Co. 2.450%, 10/05/17 (144A)	3,400,000	3,444,064

Diversified Financial Services—0.6%
Ally Financial, Inc. 3.250%, 02/13/18	15,200,000	15,200,000

Healthcare-Services—0.1%
Aetna, Inc. 1.307%, 12/08/17 (b)	2,000,000	2,002,910
2.400%, 06/15/21	1,500,000	1,530,423

		3,533,333

Oil & Gas—0.2%
Petrobras Global Finance B.V. 2.768%, 01/15/19 (b)	100,000	90,350
3.000%, 01/15/19	187,000	173,256
4.250%, 10/02/23 (EUR)	600,000	535,343
4.375%, 05/20/23	300,000	243,660
5.375%, 01/27/21	5,100,000	4,671,345
6.250%, 12/14/26 (GBP)	300,000	318,612

		6,032,566

Pharmaceuticals—0.5%
AbbVie, Inc. 1.800%, 05/14/18	7,900,000	7,955,450

Pharmaceuticals—(Continued)
AbbVie, Inc. 2.500%, 05/14/20	3,700,000	3,782,595
3.200%, 11/06/22	800,000	827,224

		12,565,269

Real Estate Investment Trusts—0.2%
Unibail-Rodamco SE 1.403%, 04/16/19 (b)	5,800,000	5,763,622

Retail—0.0%
Walgreens Boots Alliance, Inc. 2.875%, 11/20/20 (GBP)	200,000	273,774

Telecommunications—0.1%
Cisco Systems, Inc. 1.254%, 02/21/18 (b)	2,800,000	2,817,335

Transportation—0.2%
Hellenic Railways Organization S.A. 4.028%, 03/17/17 (EUR)	3,900,000	4,111,623

Total Corporate Bonds & Notes (Cost $294,331,831)		291,117,892

Foreign Government—9.4%

Sovereign—9.4%
Brazil Letras do Tesouro Nacional Zero Coupon, 10/01/16 (BRL)	265,860,000	79,964,494
Zero Coupon, 01/01/17 (BRL)	245,400,000	71,522,606
France Government Bond OAT 1.850%, 07/25/27 (EUR) (e)	4,592,830	6,605,532
2.250%, 07/25/20 (EUR) (e)	5,852,256	7,394,294
Hellenic Republic Government Bonds 3.000%, 02/24/23 (EUR) (h)	7,000	5,795
3.000%, 02/24/25 (EUR) (h)	7,000	5,494
3.000%, 02/24/26 (EUR) (h)	31,000	24,256
3.000%, 02/24/29 (EUR) (h)	173,000	125,638
3.000%, 02/24/30 (EUR) (h)	149,000	106,479
3.000%, 02/24/31 (EUR) (h)	142,000	100,621
3.000%, 02/24/32 (EUR) (h)	143,000	101,341
3.000%, 02/24/33 (EUR) (h)	110,000	75,331
3.000%, 02/24/34 (EUR) (h)	76,000	52,300
3.000%, 02/24/35 (EUR) (h)	13,000	8,764
3.000%, 02/24/36 (EUR) (h)	180,000	120,972
3.000%, 02/24/37 (EUR) (h)	303,000	202,453
3.000%, 02/24/38 (EUR) (h)	303,000	201,073
3.000%, 02/24/40 (EUR) (h)	58,000	38,330
3.000%, 02/24/41 (EUR) (h)	33,000	21,804
3.000%, 02/24/42 (EUR) (h)	206,000	137,165
Hellenic Republic Government International Bonds 3.800%, 08/08/17 (JPY)	150,000,000	1,363,603
4.500%, 07/03/17 (JPY)	300,000,000	2,723,575
Italy Buoni Poliennali Del Tesoro 1.700%, 09/15/18 (EUR) (e)	3,737,407	4,339,620

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (e)	12,852,608	$16,382,688
2.550%, 09/15/41 (EUR) (e)	97,701	139,832
3.100%, 09/15/26 (EUR) (e)	635,766	872,531
Japan Government Five Year Bond 0.300%, 09/20/16 (JPY)	1,080,000,000	10,470,870
Japanese Government CPI Linked Bond 0.100%, 03/10/26 (JPY) (e)	537,559,200	5,577,831
Mexican Bonos 4.750%, 06/14/18 (MXN)	65,252,000	3,562,351
Mexican Udibonos 4.000%, 11/08/46 (MXN) (e)	334,491,380	20,196,034
New Zealand Government Bonds 2.500%, 09/20/35 (NZD) (e)	1,509,300	1,219,312
3.000%, 09/20/30 (NZD) (e)	11,600,000	9,927,667
United Kingdom Gilt Inflation Linked 0.125%, 03/22/24 (GBP) (d) (e)	53,913	82,096
0.125%, 03/22/44 (GBP) (e)	3,881,664	7,604,894
0.125%, 03/22/46 (GBP) (e)	902,424	1,816,961
0.125%, 03/22/58 (GBP) (d) (e)	388,174	954,397

Total Foreign Government (Cost $232,524,306)		254,049,004

Asset-Backed Securities—3.5%

Asset-Backed - Home Equity—0.8%
Asset Backed Securities Corp. 0.618%, 03/25/36 (b)	1,796,961	1,682,895
Asset-Backed Funding Certificates Trust 1.153%, 06/25/34 (b)	498,501	463,703
Bear Stearns Asset-Backed Securities I Trust 1.453%, 10/25/37 (b)	2,093,293	1,927,639
Bear Stearns Asset-Backed Securities Trust 1.113%, 10/25/32 (b)	12,695	11,989
First NLC Trust 0.523%, 08/25/37 (144A) (b)	1,294,017	686,139
0.843%, 02/25/36 (b)	1,200,000	1,039,690
HSI Asset Securitization Corp. Trust 0.503%, 10/25/36 (b)	6,936	3,532
Merrill Lynch Mortgage Investors Trust 0.843%, 08/25/36 (b)	13,185,000	11,452,106
Nomura Home Equity Loan, Inc 0.743%, 03/25/36 (b)	3,000,000	2,234,254
NovaStar Mortgage Funding Trust 0.923%, 01/25/36 (b)	2,000,000	1,607,563
Soundview Home Loan Trust 0.513%, 11/25/36 (144A) (b)	55,212	21,691

		21,131,201

Asset-Backed - Other—2.3%
Amortizing Residential Collateral Trust 1.578%, 08/25/32 (b)	1,279,410	1,162,976
Aquilae CLO II plc 0.187%, 01/17/23 (EUR) (b)	283,591	314,004

Asset-Backed - Other—(Continued)
Babson CLO, Ltd. 1.866%, 05/15/23 (144A) (b)	1,150,000	1,145,513
Bayview Opportunity Master Fund Trust 4.350%, 01/28/31 (144A)	527,477	529,130
Carlyle Global Market Strategies CLO, Ltd. 2.024%, 01/20/25 (144A) (b) (i)	1,600,000	1,598,294
Cavalry CLO II 1.983%, 01/17/24 (144A) (b) (i)	800,000	795,325
Cordatus CLO I plc 0.968%, 01/30/24 (GBP) (b)	694,306	902,312
Cordatus CLO II plc 0.165%, 07/25/24 (EUR) (b)	2,289,066	2,513,709
0.968%, 07/25/24 (GBP) (b)	332,421	427,889
Countrywide Asset-Backed Certificates 0.633%, 07/25/36 (b)	246,352	244,693
0.653%, 04/25/36 (b)	168,754	166,860
Credit-Based Asset Servicing and Securitization LLC 0.566%, 07/25/37 (144A) (b)	135,799	80,740
CSAB Mortgage-Backed Trust 5.720%, 09/25/36	751,901	466,458
CWABS Asset-Backed Certificates Trust 1.458%, 01/25/35 (b)	1,971,665	1,972,111
Dryden Leveraged Loan CDO 0.881%, 04/12/20 (144A) (b)	1,837,773	1,837,541
Eaton Vance CDO VII plc 0.890%, 03/25/26 (b)	1,145,345	1,123,654
0.970%, 03/25/26 (b)	1,618,518	1,591,924
Eaton Vance CDO X plc Zero Coupon, 02/22/27 (EUR) (b)	442,499	486,636
0.889%, 02/22/27 (GBP) (b) (j)	1,071,631	1,379,043
0.954%, 02/22/27 (b) (j)	2,843,428	2,774,367
Elm CLO, Ltd. 2.033%, 01/17/23 (144A) (b)	276,069	275,261
Equity One Mortgage Pass-Through Trust 1.053%, 04/25/34 (b)	111,402	92,950
GSAMP Trust 1.188%, 09/25/35 (b)	411,138	362,514
Hillmark Funding, Ltd. 0.904%, 05/21/21 (144A) (b)	5,359,234	5,261,165
JPMorgan Mortgage Acquisition Trust 0.573%, 01/25/37 (b)	4,106,138	4,031,046
Long Beach Mortgage Loan Trust 1.188%, 08/25/35 (b)	823,014	709,395
Morgan Stanley IXIS Real Estate Capital Trust 0.503%, 11/25/36 (b)	750	326
Nautique Funding, Ltd. 0.878%, 04/15/20 (144A) (b)	167,514	166,873
NYLIM Flatiron CLO, Ltd. 0.852%, 08/08/20 (144A) (b)	17,955	17,936
OneMain Financial Issuance Trust
2.470%, 09/18/24 (144A)	14,800,000	14,832,138
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 0.943%, 09/25/35 (b)	200,000	160,516
1.503%, 10/25/34 (b)	4,000,000	3,400,012

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Penta CLO S.A. 0.067%, 06/04/24 (EUR) (b)	882,319	$971,891
RAAC Trust 0.793%, 08/25/36 (b)	764,000	662,769
Small Business Administration Participation Certificates 5.510%, 11/01/27	2,322,183	2,631,786
Structured Asset Securities Corp. Mortgage Loan Trust 0.593%, 05/25/47 (b)	1,966,459	1,914,752
1.957%, 04/25/35 (b)	342,613	321,939
Symphony CLO, Ltd. 0.866%, 05/15/19 (144A) (b)	1,470,609	1,465,375
Vericrest Opportunity Loan Trust 3.375%, 11/25/54 (144A)	333,204	330,893
4.250%, 03/26/46 (144A)	192,893	194,189
Vericrest Opportunity Loan Trust XIX LLC 3.875%, 04/25/55 (144A)	147,934	147,791
Vericrest Opportunity Loan Trust XLI LLC 4.250%, 02/26/46 (144A)	1,118,308	1,118,077
Vericrest Opportunity Loan Trust XXXI LLC 3.375%, 02/25/55 (144A)	378,960	375,225
Wood Street CLO II B.V. 0.117%, 03/29/21 (144A) (EUR) (b)	24,706	27,368

		60,985,366

Asset-Backed - Student Loan—0.4%
College Loan Corp. Trust 0.888%, 01/25/24 (b)	900,000	872,543
SLM Student Loan Trust 2.138%, 04/25/23 (b)	10,693,404	10,686,349

		11,558,892

Total Asset-Backed Securities (Cost $92,865,901)		93,675,459

Mortgage-Backed Securities—3.2%

Collateralized Mortgage Obligations—2.3%
Banc of America Alternative Loan Trust 6.000%, 01/25/35	3,037,838	3,006,165
Banc of America Funding Trust 0.668%, 07/20/36 (b)	147,778	136,644
2.854%, 02/20/36 (b)	1,040,698	1,017,525
Banc of America Mortgage Trust 2.858%, 11/25/34 (b)	75,825	72,336
2.872%, 09/25/35 (b)	157,902	144,224
3.246%, 06/25/35 (b)	252,273	242,093
6.500%, 09/25/33	39,516	41,239
BCAP LLC Trust 5.207%, 03/26/37 (144A) (b)	1,814,284	1,738,578
Bear Stearns Adjustable Rate Mortgage Trust 2.380%, 08/25/35 (b)	118,423	118,790
2.897%, 03/25/35 (b)	434,590	423,127
2.924%, 03/25/35 (b)	4,469	4,499

Collateralized Mortgage Obligations—(Continued)
Bear Stearns Adjustable Rate Mortgage Trust 3.090%, 03/25/35 (b)	508,317	509,497
3.144%, 01/25/35 (b)	1,796,938	1,807,511
Bear Stearns ALT-A Trust 0.613%, 02/25/34 (b)	207,508	181,226
2.902%, 09/25/35 (b)	1,502,526	1,250,844
Chase Mortgage Finance Trust 3.032%, 02/25/37 (b)	104,345	102,929
Citigroup Mortgage Loan Trust 2.141%, 08/25/35 (b)	62,695	58,748
2.430%, 09/25/35 (b)	168,049	167,174
2.730%, 10/25/35 (b)	2,735,327	2,694,037
2.760%, 09/25/35 (b)	157,546	155,870
3.040%, 05/25/35 (b)	41,157	40,342
Countrywide Alternative Loan Trust 0.628%, 02/20/47 (b)	1,054,486	658,792
0.633%, 05/25/47 (b)	329,751	261,686
0.733%, 12/25/35 (b)	35,709	30,862
5.500%, 06/25/35	724,780	688,102
Countrywide Home Loan Mortgage Pass-Through Trust 0.743%, 04/25/35 (b)	829,308	705,813
2.689%, 11/20/34 (b)	370,662	347,447
2.934%, 11/19/33 (b)	25,244	24,677
3.002%, 08/25/34 (b)	179,773	152,281
Countrywide Home Reperforming Loan REMIC Trust 0.793%, 06/25/35 (144A) (b)	112,756	99,685
Deutsche ALT-B Securities Mortgage Loan Trust 0.553%, 10/25/36 (b)	32,255	19,769
5.869%, 10/25/36	568,924	473,115
5.886%, 10/25/36	568,924	473,417
Eurosail-UK plc 0.874%, 06/13/45 (GBP) (b)	72,559	95,190
1.524%, 06/13/45 (GBP) (b)	2,634,237	2,995,318
First Horizon Alternative Mortgage Securities Trust 2.684%, 06/25/34 (b)	256,407	249,323
GreenPoint Mortgage Funding Trust 0.723%, 11/25/45 (b)	188,304	160,806
GreenPoint MTA Trust 0.893%, 06/25/45 (b)	378,082	327,158
GSR Mortgage Loan Trust
2.739%, 12/25/34 (b)	1,762,699	1,722,256
2.876%, 09/25/35 (b)	373,230	374,696
2.890%, 11/25/35 (b)	737,278	663,725
2.990%, 01/25/35 (b)	293,548	276,091
3.072%, 05/25/35 (b)	556,987	513,281
HarborView Mortgage Loan Trust 0.668%, 05/19/35 (b)	100,042	82,454
0.728%, 02/19/36 (b)	202,156	147,875
IndyMac INDA Mortgage Loan Trust 3.240%, 11/25/35 (b)	665,617	607,637
JPMorgan Mortgage Trust 2.421%, 07/27/37 (144A) (b)	1,009,547	935,427

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust 2.738%, 08/25/35 (b)	490,329	$463,648
2.782%, 09/25/35 (b)	141,377	126,885
2.785%, 08/25/35 (b)	378,385	370,567
2.901%, 06/25/35 (b)	836,834	824,789
2.928%, 07/25/35 (b)	270,567	268,015
2.954%, 02/25/35 (b)	413,494	390,345
3.030%, 07/25/35 (b)	263,115	261,805
Lehman XS Trust 0.723%, 12/25/35 (b)	200,231	167,732
Marche Mutui S.r.l. 0.175%, 02/25/55 (EUR) (b)	776,272	852,306
2.001%, 01/27/64 (EUR) (b)	1,297,222	1,449,785
Master Adjustable Rate Mortgages Trust 2.574%, 12/25/33 (b)	172,015	165,299
2.924%, 11/21/34 (b)	252,956	257,109
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 0.882%, 12/15/30 (b)	39,111	37,125
1.142%, 11/15/31 (b)	275,701	255,470
Merrill Lynch Mortgage Investors Trust 0.703%, 11/25/35 (b)	118,669	110,592
1.457%, 10/25/35 (b)	190,471	179,489
2.228%, 10/25/35 (b)	897,085	866,204
2.476%, 12/25/35 (b)	236,875	215,944
National Credit Union Administration Guaranteed Notes 0.915%, 10/07/20 (b)	2,421,867	2,426,804
1.006%, 12/08/20 (b)	4,228,721	4,237,893
RBSSP Resecuritization Trust 2.405%, 07/26/45 (144A) (b)	5,903,601	5,875,550
Residential Accredit Loans, Inc. 0.753%, 08/25/35 (b)	155,753	120,691
1.797%, 09/25/45 (b)	163,159	130,792
Sequoia Mortgage Trust 0.648%, 07/20/36 (b)	1,313,555	1,182,999
1.148%, 10/19/26 (b)	67,448	65,481
Structured Adjustable Rate Mortgage Loan Trust 1.810%, 01/25/35 (b)	141,256	109,543
2.830%, 02/25/34 (b)	174,594	172,770
3.025%, 12/25/34 (b)	375,328	364,274
Structured Asset Mortgage Investments II Trust 0.643%, 06/25/36 (b)	99,983	82,360
0.663%, 05/25/36 (b)	47,836	36,725
0.698%, 07/19/35 (b)	240,339	213,382
1.108%, 10/19/34 (b)	107,474	102,256
Swan Trust 3.140%, 04/25/41 (AUD) (b)	179,340	134,513
TBW Mortgage-Backed Trust 6.015%, 07/25/37	299,978	206,660
Thornburg Mortgage Securities Trust 2.537%, 04/25/45 (b)	581,479	581,479
5.834%, 09/25/37 (b)	613,558	625,620

Collateralized Mortgage Obligations—(Continued)
Thrones plc 2.088%, 07/20/44 (GBP) (b)	58,960	77,971
WaMu Mortgage Pass-Through Certificates Trust 0.713%, 11/25/45 (b)	179,966	163,837
0.743%, 10/25/45 (b)	1,039,559	961,217
1.207%, 05/25/47 (b)	469,520	388,024
1.220%, 12/25/46 (b)	105,291	87,900
1.437%, 02/25/46 (b)	189,825	171,400
1.437%, 08/25/46 (b)	7,398,586	6,212,294
1.637%, 11/25/42 (b)	22,579	20,698
2.178%, 11/25/46 (b)	239,733	212,073
2.190%, 07/25/46 (b)	702,820	621,770
2.621%, 12/25/35 (b)	206,649	189,080
2.868%, 08/25/35 (b)	112,234	104,111
Wells Fargo Mortgage-Backed Securities Trust 2.757%, 11/25/34 (b)	186,676	185,680
2.830%, 03/25/36 (b)	132,452	124,831
2.866%, 04/25/36 (b)	745,729	725,129
2.900%, 09/25/34 (b)	321,606	326,676
2.954%, 10/25/35 (b)	14,838	14,932
3.194%, 04/25/36 (b)	295,174	269,914

		61,790,719

Commercial Mortgage-Backed Securities—0.9%
Banc of America Commercial Mortgage Trust 5.723%, 06/10/49 (b)	791,703	804,729
5.933%, 02/10/51 (b)	739,161	763,976
Banc of America Re-REMIC Trust
5.673%, 02/17/51 (144A) (b)	845,830	854,965
5.676%, 06/24/50 (144A) (b)	1,058,232	1,072,571
Credit Suisse Commercial Mortgage Trust 5.342%, 12/16/43 (144A) (b)	1,700,000	1,705,052
5.383%, 02/15/40 (144A)	1,017,552	1,024,391
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	27,639
JPMorgan Chase Commercial Mortgage Securities Trust 5.794%, 02/12/51 (b)	1,325,466	1,376,118
ML-CFC Commercial Mortgage Trust 5.700%, 09/12/49	5,124,258	5,330,243
Morgan Stanley Capital Trust 5.809%, 12/12/49	3,480,648	3,613,982
RBSCF Trust 6.297%, 12/16/49 (144A) (b)	1,423,341	1,459,886
Vornado DP LLC Trust 4.004%, 09/13/28 (144A)	7,000,000	7,491,184

		25,524,736

Total Mortgage-Backed Securities (Cost $80,854,181)		87,315,455

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Purchased Options—0.3%

Security Description	Notional Amount*	Value

Currency Options—0.0%
USD Call/JPY Put, Strike Price JPY 111.50, Expires 07/07/16 (Counterparty - Credit Suisse International) (JPY)	7,890,000	$0
USD Call/JPY Put, Strike Price JPY 111.50, Expires 07/07/16 (Counterparty -Deutsche Bank AG) (JPY)	5,710,000	0

		0

Interest Rate Swaptions—0.3%
Call - OTC - 2-Year Interest Rate Swap, Exercise Rate 1.100%, Expires 09/28/16 (Counterparty - Goldman Sachs Bank USA) (j)	103,100,000	338,302
Call - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.150%, Expires 06/15/18 (Counterparty - Deutsche Bank AG) (j)	16,400,000	1,986,147
Call - OTC - 5-Year Interest Rate Swap, Exercise Rate 1.000%, Expires 12/13/16 (Counterparty - Morgan Stanley Capital Services LLC) (j)	32,400,000	261,387
Call - OTC - 5-Year Interest Rate Swap, Exercise Rate 1.000%, Expires 12/21/16 (Counterparty - Citibank N.A.) (j)	24,200,000	201,698
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.000%, Expires 08/08/16 (Counterparty - JPMorgan Chase Bank N.A.) (j)	473,900,000	2,322
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.150%, Expires 07/05/16 (Counterparty - Goldman Sachs Bank USA)	335,500,000	34
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 07/01/16 (Counterparty - Morgan Stanley Capital Services LLC)	643,700,000	64
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 07/05/16 (Counterparty - Deutsche Bank AG)	875,500,000	88
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 07/05/16 (Counterparty - Goldman Sachs Bank USA)	247,000,000	25
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 12/27/16 (Counterparty - Citibank N.A.) (j)	257,700,000	20,204
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 12/27/16 (Counterparty - Goldman Sachs Bank USA) (j)	493,300,000	38,675

Interest Rate Swaptions—(Continued)
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.500%, Expires 07/05/16 (Counterparty - Citibank N.A.)	482,700,000	48
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 0.300%, Expires 11/04/16 (Counterparty - JPMorgan Chase Bank N.A.) (JPY)(j)	3,530,000,000	78,855
Put - OTC - 10-Year Interest Rate Swap, Exercise Rate 1.780%, Expires 07/21/16 (Counterparty - Citibank N.A.) (j)	42,700,000	4,607
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.150%, Expires 06/15/18 (Counterparty - Deutsche Bank AG) (j)	16,400,000	1,220,990
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.590%, Expires 12/10/18 (Counterparty - Morgan Stanley Capital Services LLC) (j)	4,700,000	236,146
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.600%, Expires 03/29/19 (Counterparty - Morgan Stanley Capital Services LLC) (j)	17,100,000	948,882
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.605%, Expires 10/17/18 (Counterparty - Morgan Stanley Capital Services LLC) (j)	15,500,000	718,146
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.608%, Expires 11/15/18 (Counterparty - Morgan Stanley Capital Services LLC) (j)	4,700,000	224,692
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.860%, Expires 10/23/18 (Counterparty - Deutsche Bank AG) (j)	22,600,000	737,131
Put - OTC - 5-Year Interest Rate Swap, Exercise Rate 3.400%, Expires 12/05/16 (Counterparty - Credit Suisse International) (j)	54,900,000	7,593

		7,026,036

Total Purchased Options (Cost $12,097,180)		7,026,036

Convertible Preferred Stock—0.0%

Banks—0.0%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,169,280

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Municipals—0.0%

Security Description	Principal Amount*	Value
Tobacco Settlement Financing Authority, Revenue Bonds 7.467%, 06/01/47 (Cost $693,956)	725,000	$688,808

Floating Rate Loans(k)—0.0%

Lodging—0.0%
Las Vegas Sands LLC Term Loan B, 12/19/20 (l)	100,000	100,031

Pharmaceuticals—0.0%
Valeant Pharmaceuticals International, Inc. Term Loan B F1, 5.000%, 04/01/22	95,762	93,262

Total Floating Rate Loans (Cost $190,416)		193,293

Short-Term Investments—0.9%

Foreign Government—0.9%
Japan Treasury Bills 0.000%, 08/15/16 (JPY) (m)	2,390,000,000	23,151,026

U.S. Treasury—0.0%
U.S. Treasury Bills 0.182%, 07/21/16 (c) (g) (m)	1,095,000	1,094,886

Total Short-Term Investments (Cost $23,658,029)		24,245,912

Total Investments—135.5% (Cost $3,680,266,705) (n)		3,680,389,739
Other assets and liabilities (net)—(35.5)%		(963,602,201)

Net Assets—100.0%		$2,716,787,538

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2016, the market value of securities pledged was $34,325,348.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $2,267,227.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2016, the market value of securities pledged was $20,843,105.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $2,393,619, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Illiquid security. As of June 30, 2016, these securities represent 0.4% of net assets.
(k)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	This loan will settle after June 30, 2016, at which time the interest rate will be determined.
(m)	The rate shown represents current yield to maturity.
(n)	As of June 30, 2016, the aggregate cost of investments was $3,680,266,705. The aggregate unrealized appreciation and depreciation of investments were $16,515,059 and $(16,392,025), respectively, resulting in net unrealized appreciation of $123,034.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $79,688,408, which is 2.9% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IRS)—	Interest Rate Swap
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Carlyle Global Market Strategies CLO, Ltd., 2.024%, 01/20/25	06/10/16	$1,600,000	$1,600,500	$1,598,294
Cavalry CLO II, 1.983%, 01/17/24	06/10/16	800,000	798,080	795,325

				$2,393,619

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	4,634,567	BNP Paribas S.A.	07/05/16	$1,443,880	$(1,124)
BRL	4,634,567	JPMorgan Chase Bank N.A.	07/05/16	1,273,023	169,734
BRL	63,300,000	JPMorgan Chase Bank N.A.	07/05/16	17,422,178	2,283,329
BRL	4,634,567	BNP Paribas S.A.	08/02/16	1,349,376	80,869
COP	4,008,026,000	Citibank N.A.	01/24/17	1,323,655	(5,200)
EUR	77,194,195	Barclays Bank plc	07/05/16	85,376,780	289,464
EUR	1,002,000	Citibank N.A.	07/05/16	1,117,408	(5,439)
EUR	1,369,000	Citibank N.A.	07/05/16	1,558,157	(38,910)
EUR	6,722,000	Citibank N.A.	07/05/16	7,570,476	(110,737)
EUR	8,237,000	Citibank N.A.	07/05/16	9,347,073	(206,063)
EUR	7,827,000	Goldman Sachs Bank USA	07/05/16	8,878,565	(192,554)
EUR	4,467,000	JPMorgan Chase Bank N.A.	07/05/16	5,033,123	(75,871)
GBP	844,000	Goldman Sachs Bank USA	07/05/16	1,227,627	(104,052)
GBP	2,210,000	JPMorgan Chase Bank N.A.	07/05/16	2,921,687	20,374
GBP	3,333,000	JPMorgan Chase Bank N.A.	07/05/16	4,873,135	(436,080)
INR	6,498,587	Citibank N.A.	08/18/16	96,112	(562)
JPY	4,638,182,426	Citibank N.A.	07/05/16	45,316,878	(401,539)
KRW	110,528,450	Goldman Sachs Bank USA	08/18/16	95,365	548
MXN	3,024,000	Citibank N.A.	08/25/16	165,380	(788)
MXN	8,323,000	Citibank N.A.	08/25/16	435,445	17,563
MXN	3,269,000	JPMorgan Chase Bank N.A.	08/25/16	175,085	2,841
MYR	506,797	UBS AG Stamford	08/10/16	124,566	842
TWD	6,245,155	Goldman Sachs Bank USA	08/18/16	192,277	1,509

Contracts to Deliver
AUD	3,911,000	Citibank N.A.	08/12/16	$2,860,086	$(52,686)
BRL	4,634,567	BNP Paribas S.A.	07/05/16	1,359,908	(82,848)
BRL	63,300,000	JPMorgan Chase Bank N.A.	07/05/16	16,909,309	(2,796,197)
BRL	4,634,567	JPMorgan Chase Bank N.A.	07/05/16	1,443,880	1,124
BRL	47,900,000	BNP Paribas S.A.	10/04/16	12,947,696	(1,559,300)
BRL	14,900,000	BNP Paribas S.A.	10/04/16	3,590,188	(922,426)
BRL	35,160,000	Citibank N.A.	10/04/16	8,502,612	(2,145,947)
BRL	12,700,000	Citibank N.A.	10/04/16	3,076,998	(769,325)
BRL	45,800,000	Goldman Sachs Bank USA	10/04/16	11,421,446	(2,449,544)
BRL	72,500,000	JPMorgan Chase Bank N.A.	10/04/16	17,119,244	(4,838,109)
BRL	22,000,000	JPMorgan Chase Bank N.A.	10/04/16	5,558,363	(1,104,558)
BRL	14,900,000	JPMorgan Chase Bank N.A.	10/04/16	3,599,034	(913,581)
BRL	32,800,000	BNP Paribas S.A.	01/04/17	7,553,079	(2,121,189)
BRL	32,800,000	Deutsche Bank AG	01/04/17	7,536,261	(2,138,007)
BRL	7,400,000	Deutsche Bank AG	01/04/17	1,754,484	(428,125)
BRL	87,900,000	Goldman Sachs Bank USA	01/04/17	20,564,290	(5,361,568)
BRL	84,500,000	JPMorgan Chase Bank N.A.	01/04/17	19,877,676	(5,045,361)
CAD	141,000	JPMorgan Chase Bank N.A.	08/12/16	109,824	673
CNY	113,534,752	UBS AG Stamford	08/19/16	17,347,852	284,860
CNY	57,493,860	JPMorgan Chase Bank N.A.	10/24/16	8,795,817	174,125
CNY	47,304,948	Deutsche Bank AG	01/06/17	6,834,000	(244,862)
CNY	44,962,400	JPMorgan Chase Bank N.A.	01/06/17	6,587,125	(141,191)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
DKK	20,155,000	JPMorgan Chase Bank N.A.	10/03/16	$3,017,787	$242
DKK	21,311,000	BNP Paribas S.A.	01/03/17	3,262,179	59,231
DKK	53,940,000	UBS AG Stamford	01/03/17	8,245,668	138,728
DKK	16,585,000	UBS AG Stamford	01/03/17	2,522,042	29,391
DKK	68,347,000	BNP Paribas S.A.	04/03/17	10,387,777	75,109
DKK	53,325,000	BNP Paribas S.A.	04/03/17	8,146,062	100,017
DKK	23,503,900	Deutsche Bank AG	04/03/17	3,559,265	12,834
DKK	11,445,000	UBS AG Stamford	04/03/17	1,738,997	12,096
EUR	2,940,000	BNP Paribas S.A.	07/05/16	3,301,602	38,938
EUR	81,686,195	Goldman Sachs Bank USA	07/05/16	91,126,996	475,755
EUR	22,192,000	UBS AG Stamford	07/05/16	24,460,045	(167,523)
EUR	77,194,195	Barclays Bank plc	08/02/16	85,464,859	(288,993)
GBP	21,267,000	BNP Paribas S.A.	07/05/16	31,226,549	2,914,866
GBP	1,009,000	Citibank N.A.	07/05/16	1,429,681	86,451
GBP	2,614,000	JPMorgan Chase Bank N.A.	07/05/16	3,723,708	243,821
GBP	928,000	JPMorgan Chase Bank N.A.	07/05/16	1,339,839	104,439
GBP	712,000	JPMorgan Chase Bank N.A.	07/05/16	949,598	1,748
GBP	1,129,000	Citibank N.A.	08/02/16	1,522,524	19,182
HUF	13,065,623	UBS AG Stamford	08/10/16	48,030	2,112
JPY	77,700,000	Citibank N.A.	07/05/16	726,547	(25,886)
JPY	2,390,000,000	JPMorgan Chase Bank N.A.	07/05/16	22,625,666	(518,671)
JPY	1,080,000,000	JPMorgan Chase Bank N.A.	07/05/16	10,227,634	(230,895)
JPY	66,700,000	JPMorgan Chase Bank N.A.	07/05/16	640,433	(5,478)
JPY	1,023,782,426	UBS AG Stamford	07/05/16	9,308,763	(605,365)
JPY	4,638,182,426	Citibank N.A.	08/02/16	45,362,085	408,598
MXN	9,261,000	Citibank N.A.	08/25/16	493,212	(10,849)
MXN	194,809,009	JPMorgan Chase Bank N.A.	08/25/16	10,756,409	153,260
NZD	13,264,000	JPMorgan Chase Bank N.A.	07/05/16	8,929,223	(541,275)
NZD	13,264,000	UBS AG Stamford	08/02/16	9,368,191	(88,660)

Net Unrealized Depreciation					$(28,972,665)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/19/16	985	USD	244,154,324	$433,488
Call Options on Euro-Bund Futures, Strike EUR 181.00	08/26/16	325	EUR	3,526	(307)
Put Options on 90 Day Sterling Futures, Strike GBP 98.500	12/21/16	2,817	GBP	218,574	(290,976)
Put Options on 90 Day Sterling Futures, Strike GBP 98.500	06/21/17	808	GBP	34,631	(46,102)
U.S. Treasury Note 10 Year Futures	09/21/16	928	USD	120,321,499	3,088,001
U.S. Treasury Note 5 Year Futures	09/30/16	685	USD	82,163,402	1,518,981

Futures Contracts—Short
90 Day Eurodollar Futures	12/18/17	(985)	USD	(243,568,940)	(649,497)
Euro-BTP Futures	09/08/16	(107)	EUR	(15,290,013)	34,117
Euro-Bobl Futures	09/08/16	(85)	EUR	(11,243,719)	(124,604)
Call Options on Euro-Bund Futures, Strike EUR 168.00	07/22/16	(151)	EUR	(66,392)	8,325
Call Options on Euro-Bund Futures, Strike EUR 170.00	08/26/16	(83)	EUR	(38,269)	16,679
Euro-Bund Futures	09/08/16	(144)	EUR	(23,682,818)	(424,437)
Euro-OAT Futures	09/08/16	(45)	EUR	(7,105,162)	(144,698)
Japanese Government 10 Year Bond Futures	09/12/16	(5)	JPY	(760,098,225)	(43,594)
Put Options on 90 Day Sterling Futures, Strike GBP 98.000	12/21/16	(2,817)	GBP	(42,070)	56,005
Put Options on 90 Day Sterling Futures, Strike GBP 98.000	06/21/17	(808)	GBP	(9,494)	12,639
U.S. Treasury Long Bond Futures	09/21/16	(307)	USD	(50,282,631)	(2,626,901)

Net Unrealized Appreciation					$817,119

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
EUR Call/USD Put	USD	1.140	BNP Paribas S.A.	07/01/16	(12,560,000)	$(44,720)	$—	$44,720
EUR Call/USD Put	USD	1.165	JPMorgan Chase Bank N.A.	09/15/16	(13,880,000)	(121,065)	(46,780)	74,285
USD Call/MXN Put	MXN	19.000	JPMorgan Chase Bank N.A.	08/11/16	(11,280,000)	(127,317)	(97,098)	30,219
USD Put/JPY Call	JPY	104.800	Deutsche Bank AG	07/07/16	(5,710,000)	(42,825)	(92,976)	(50,151)
USD Put/JPY Call	JPY	104.800	Credit Suisse International	07/07/16	(7,890,000)	(33,493)	(128,473)	(94,980)
USD Put/JPY Call	JPY	101.200	BNP Paribas S.A.	09/15/16	(16,550,000)	(169,637)	(259,802)	(90,165)

Totals						$(539,057)	$(625,129)	$(86,072)

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	04/22/24	USD	(35,000,000)	$(254,625)	$(9,964)	$244,661
Cap - CPI-U Index	4.000	JPMorgan Chase Bank N.A.	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	05/16/24	USD	(2,800,000)	(19,460)	(840)	18,620
Cap - HICP Index	3.000	Goldman Sachs Bank USA	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10] or 0	06/22/35	EUR	(8,700,000)	(395,798)	(54,323)	341,475
Floor - OTC YOY CPURNSA Index	0.001	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	01/22/18	USD	(4,500,000)	(43,650)	(9,243)	34,407
Floor - OTC YOY CPURNSA Index	0.001	BNP Paribas S.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	03/01/18	USD	(3,500,000)	(30,100)	(8,851)	21,249
Floor - OTC YOY CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	03/24/20	USD	(33,500,000)	(378,550)	(321,409)	57,141
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	04/07/20	USD	(49,000,000)	(436,720)	(5,027)	431,693
Floor - OTC CPURNSA Index	0.001	Citibank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	09/29/20	USD	(4,700,000)	(60,630)	(736)	59,894
Floor - OTC YOY CPURNSA Index	0.000	JPMorgan Chase Bank N.A.	Maximum of [(1 + 0.000%)[10] -(Final Index/Initial Index)] or 0	10/02/20	USD	(14,900,000)	(275,009)	(172,582)	102,427

Totals							$(1,894,542)	$(582,975)	$1,311,567

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 2 Yr. IRS	0.890%	Goldman Sachs Bank USA	3M LIBOR	Receive	09/28/16	USD	(206,200,000)	$(360,850)	$(338,065)	$22,785
Call - 5 Yr. IRS	0.765%	Morgan Stanley Capital Services LLC	3M LIBOR	Receive	12/13/16	USD	(64,800,000)	(276,210)	(259,984)	16,226
Call - 5 Yr. IRS	0.770%	Citibank N.A.	3M LIBOR	Receive	12/21/16	USD	(48,400,000)	(198,440)	(206,410)	(7,970)
Call - 5 Yr. IRS	1.850%	Citibank N.A.	3M LIBOR	Receive	07/25/16	USD	(24,700,000)	(38,902)	(127,595)	(88,693)
Call - 5 Yr. IRS	1.850%	Goldman Sachs Bank USA	3M LIBOR	Receive	07/18/16	USD	(53,900,000)	(170,455)	(245,768)	(75,313)
Call - 5 Yr. IRS	2.000%	Morgan Stanley Capital Services LLC	3M LIBOR	Receive	07/25/16	USD	(36,300,000)	(108,900)	(357,798)	(248,898)
Call - 5 Yr. IRS	2.400%	Credit Suisse International	3M LIBOR	Receive	12/05/16	USD	(54,900,000)	(436,455)	(1,504,117)	(1,067,662)
Put - 30 Yr. IRS	2.230%	Citibank N.A.	3M LIBOR	Pay	07/21/16	USD	(8,400,000)	(38,376)	(2,554)	35,822
Put - 5 Yr. IRS	1.400%	Citibank N.A.	3M LIBOR	Pay	07/21/16	USD	(41,700,000)	(53,189)	(1,430)	51,759
Put - 5 Yr. IRS	2.185%	Barclays Bank plc	3M LIBOR	Pay	08/12/16	GBP	(14,700,000)	(82,409)	(1,336)	81,073
Put - 5 Yr. IRS	2.250%	Citibank N.A.	3M LIBOR	Pay	07/25/16	USD	(24,700,000)	(38,902)	(3,046)	35,856
Put - 5 Yr. IRS	2.250%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	11/15/18	USD	(21,900,000)	(470,521)	(199,115)	271,406
Put - 5 Yr. IRS	2.250%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	12/10/18	USD	(21,900,000)	(493,455)	(207,930)	285,525

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - 5 Yr. IRS	2.250%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	10/17/18	USD	(72,000,000)	$(1,428,537)	$(616,529)	$812,008
Put - 5 Yr. IRS	2.300%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	03/29/19	USD	(80,800,000)	(1,620,040)	(874,692)	745,348
Put - 5 Yr. IRS	2.500%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	07/25/16	USD	(14,300,000)	(62,562)	(112)	62,450
Put - 5 Yr. IRS	2.500%	Deutsche Bank AG	3M LIBOR	Pay	10/23/18	USD	(113,000,000)	(1,591,040)	(708,781)	882,259

Totals								$(7,469,243)	$(5,655,262)	$1,813,981

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. CDS	1.000%	JPMorgan Chase Bank N.A.	CDX.NA.IG.26	Sell	07/20/16	USD	(28,400,000)	$(34,648)	$(4,132)	$30,516
Put - 5 Yr. CDS	1.200%	JPMorgan Chase Bank N.A.	CDX.N.A.IG.26	Sell	09/21/16	USD	(13,200,000)	(19,800)	(8,460)	11,340
Put - 5 Yr. CDS	1.250%	BNP Paribas S.A.	CDX iTraxx Europe Main 25	Sell	09/21/16	EUR	(13,100,000)	(45,271)	(19,923)	25,348
Call - 5 Yr. CDS	0.750%	JPMorgan Chase Bank N.A.	CDX.N.A.IG.26	Buy	07/20/16	USD	(28,400,000)	(24,140)	(20,657)	3,483
Call - 5 Yr. CDS	0.700%	Goldman Sachs International	CDX iTraxx Europe Main 25	Buy	07/20/16	EUR	(53,500,000)	(54,393)	(21,045)	33,348
Put - 5 Yr. CDS	1.000%	Goldman Sachs International	CDX iTraxx Europe Main 25	Sell	07/20/16	EUR	(53,500,000)	(98,209)	(38,793)	59,416

Totals								$(276,461)	$(113,010)	$163,451

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M UKRPI	3.100%	06/15/31	Deutsche Bank AG	GBP	3,000,000	$(9,805)	$—	$(9,805)
Pay	1M UKRPI	3.140%	04/15/31	Deutsche Bank AG	GBP	4,000,000	71,698	(27,858)	99,556
Pay	1M UKRPI	3.140%	04/15/31	Citibank N.A.	GBP	600,000	10,755	—	10,755
Pay	1M UKRPI	3.195%	04/15/30	Goldman Sachs Bank USA	GBP	1,850,000	131,833	—	131,833
Pay	1M UKRPI	3.300%	12/15/30	BNP Paribas S.A.	GBP	4,500,000	325,349	19,820	305,529
Pay	1M UKRPI	3.320%	05/15/30	Morgan Stanley Capital Services LLC	GBP	8,700,000	876,515	—	876,515
Pay	1M UKRPI	3.325%	08/15/30	Goldman Sachs Bank USA	GBP	12,500,000	1,140,705	(28,394)	1,169,099
Pay	1M UKRPI	3.325%	08/15/30	Citibank N.A.	GBP	11,500,000	1,049,448	(37,977)	1,087,425
Pay	1M UKRPI	3.325%	08/15/30	Deutsche Bank AG	GBP	7,000,000	638,795	—	638,795
Pay	1M UKRPI	3.350%	05/15/30	Deutsche Bank AG	GBP	5,300,000	578,436	—	578,436
Pay	1M UKRPI	3.353%	05/15/30	Credit Suisse International	GBP	1,100,000	120,824	—	120,824
Pay	1M UKRPI	3.358%	04/15/35	Goldman Sachs Bank USA	GBP	2,900,000	372,203	—	372,203
Pay	1M UKRPI	3.400%	06/15/30	BNP Paribas S.A.	GBP	4,500,000	527,389	21,150	506,239
Pay	1M UKRPI	3.400%	06/15/30	Goldman Sachs Bank USA	GBP	4,200,000	492,230	13,135	479,095
Pay	1M UKRPI	3.430%	06/15/30	Citibank N.A.	GBP	7,300,000	917,408	5,042	912,366
Pay	1M UKRPI	3.430%	06/15/30	Credit Suisse International	GBP	4,400,000	552,958	(3,004)	555,962
Pay	3M CPURNSA	2.063%	05/12/25	UBS AG Stamford	USD	400,000	19,712	—	19,712
Pay	EXT-CPI	0.830%	05/15/18	Citibank N.A.	EUR	26,600,000	(35,267)	—	(35,267)
Pay	EXT-CPI	1.178%	05/15/26	Citibank N.A.	EUR	4,800,000	79,211	(729)	79,940
Pay	EXT-CPI	1.675%	06/15/25	Citibank N.A.	EUR	8,600,000	806,059	—	806,059
Receive	1M UKRPI	3.120%	06/15/46	Goldman Sachs Bank USA	GBP	1,800,000	13,123	—	13,123
Receive	1M UKRPI	3.145%	05/15/46	Goldman Sachs Bank USA	GBP	5,930,000	(139,967)	101,025	(240,992)
Receive	3M CPURNSA	1.700%	04/15/17	Societe Generale Paris	USD	6,800,000	22,290	—	22,290
Receive	3M CPURNSA	1.725%	03/04/19	Deutsche Bank AG	USD	8,125,000	(115,162)	—	(115,162)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M CPURNSA	1.908%	04/15/17	Barclays Bank plc	USD	12,300,000	$(397,820)	$—	$(397,820)
Receive	3M CPURNSA	1.930%	02/10/17	Deutsche Bank AG	USD	9,300,000	(228,772)	—	(228,772)
Receive	3M CPURNSA	1.940%	10/07/16	Deutsche Bank AG	USD	29,500,000	(799,474)	—	(799,474)
Receive	3M CPURNSA	1.942%	04/15/17	Goldman Sachs Bank USA	USD	101,400,000	(3,427,526)	—	(3,427,526)
Receive	3M CPURNSA	2.018%	08/19/17	Barclays Bank plc	USD	39,600,000	(1,374,988)	(11,377)	(1,363,611)
Receive	3M CPURNSA	2.173%	11/01/18	Deutsche Bank AG	USD	21,800,000	(1,096,791)	—	(1,096,791)
Receive	3M CPURNSA	2.175%	10/01/18	Goldman Sachs Bank USA	USD	43,400,000	(2,173,106)	42,961	(2,216,067)
Receive	3M CPURNSA	2.250%	07/15/17	BNP Paribas S.A.	USD	10,400,000	(581,267)	11,440	(592,707)
Receive	3M CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(755,703)	—	(755,703)
Receive	3M CPURNSA	2.415%	02/12/17	Goldman Sachs Bank USA	USD	39,500,000	(2,055,299)	21,811	(2,077,110)
Receive	3M CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	12,300,000	(1,678,794)	—	(1,678,794)
Receive	EXT-CPI	0.525%	10/15/17	UBS AG Stamford	EUR	15,300,000	(86,438)	7,098	(93,536)
Receive	EXT-CPI	0.550%	10/15/17	BNP Paribas S.A.	EUR	3,600,000	(22,361)	—	(22,361)
Receive	EXT-CPI	0.570%	10/15/17	Deutsche Bank AG	EUR	1,800,000	(11,990)	—	(11,990)
Receive	EXT-CPI	0.580%	10/15/17	Deutsche Bank AG	EUR	5,200,000	(35,806)	(606)	(35,200)
Receive	EXT-CPI	0.580%	10/15/17	JPMorgan Chase Bank N.A.	EUR	7,300,000	(50,266)	—	(50,266)
Receive	EXT-CPI	0.605%	09/15/18	Deutsche Bank AG	EUR	3,600,000	(25,868)	—	(25,868)
Receive	EXT-CPI	0.610%	09/15/18	UBS AG Stamford	EUR	4,400,000	(32,367)	—	(32,367)
Receive	EXT-CPI	0.615%	09/15/18	Credit Suisse International	EUR	4,190,000	(31,537)	—	(31,537)
Receive	EXT-CPI	0.623%	09/15/18	Morgan Stanley Capital Services LLC	EUR	10,000	(78)	1	(79)
Receive	EXT-CPI	0.640%	09/15/18	Citibank N.A.	EUR	2,000,000	(16,760)	—	(16,760)
Receive	EXT-CPI	0.650%	09/15/18	Goldman Sachs Bank USA	EUR	2,400,000	(20,932)	—	(20,932)
Receive	EXT-CPI	0.650%	10/15/18	Citibank N.A.	EUR	3,500,000	(27,857)	—	(27,857)
Receive	EXT-CPI	0.650%	10/15/18	Deutsche Bank AG	EUR	8,700,000	(69,243)	4,863	(74,106)
Receive	EXT-CPI	0.655%	08/15/18	Citibank N.A.	EUR	3,300,000	(29,352)	(4,298)	(25,054)
Receive	EXT-CPI	0.680%	10/15/18	Societe Generale Paris	EUR	2,700,000	(24,252)	1,237	(25,489)
Receive	EXT-CPI	0.806%	04/15/21	BNP Paribas S.A.	EUR	4,800,000	(14,782)	—	(14,782)
Receive	EXT-CPI	0.806%	04/15/21	Morgan Stanley Capital Services LLC	EUR	6,380,000	(19,648)	—	(19,648)
Receive	EXT-CPI	0.806%	04/15/21	Citibank N.A.	EUR	14,520,000	(44,715)	—	(44,715)
Receive	EXT-CPI	0.875%	05/15/21	Citibank N.A.	EUR	20,200,000	(106,044)	—	(106,044)
Receive	EXT-CPI	1.090%	06/15/26	Deutsche Bank AG	EUR	1,300,000	(10,185)	(2,500)	(7,685)
Receive	EXT-CPI	1.090%	06/15/26	BNP Paribas S.A.	EUR	1,300,000	(10,185)	424	(10,609)
Receive	EXT-CPI	1.090%	06/15/26	Citibank N.A.	EUR	1,400,000	(10,968)	(2,727)	(8,241)
Receive	EXT-CPI	1.090%	06/15/26	Goldman Sachs Bank USA	EUR	1,400,000	(10,968)	—	(10,968)

Totals							$(6,835,402)	$130,537	$(6,965,939)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	5.910%	11/25/22	MXN	700,000	$393
Pay	28-Day TIIE	6.710%	09/20/29	MXN	208,500,000	(46,294)
Pay	28-Day TIIE	7.020%	06/28/35	MXN	100,000	160
Pay	28-Day TIIE	7.030%	06/28/35	MXN	9,200,000	15,865
Pay	3M CDOR	0.900%	04/17/18	CAD	58,900,000	6,383
Receive	3M LIBOR	0.996%	04/05/18	USD	8,000,000	(18,318)
Receive	3M LIBOR	1.750%	12/21/26	USD	138,100,000	(2,187,306)
Receive	3M LIBOR	2.000%	12/16/20	USD	59,100,000	(1,272,799)
Receive	3M LIBOR	2.250%	06/15/26	USD	15,700,000	(486,082)
Receive	3M LIBOR	2.300%	04/21/26	USD	34,400,000	(788,045)
Receive	3M LIBOR	2.300%	04/27/26	USD	41,300,000	(941,979)
Receive	3M LIBOR	2.350%	10/02/25	USD	8,500,000	(751,509)
Receive	3M LIBOR	2.400%	03/16/26	USD	60,500,000	(1,706,294)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	2.500%	02/22/26	USD	143,000,000	$(4,302,698)
Receive	3M LIBOR	2.800%	10/28/25	USD	193,200,000	(8,419,476)
Receive	6M LIBOR	1.000%	09/18/23	JPY	230,000,000	(148,392)
Receive	6M LIBOR	1.500%	09/21/26	GBP	26,260,000	(1,809,196)
Receive	6M LIBOR	1.500%	12/21/45	JPY	875,000,000	(1,302,967)
Receive	6M LIBOR	2.000%	09/16/45	GBP	3,675,000	(1,194,037)

Net Unrealized Depreciation						$(25,352,591)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Depreciation
CDX.NA.IG.25	(5.000%)	06/20/21	N/A	USD	28,300,000	$(322,106)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.AAA.8	0.500%	10/17/57	Deutsche Bank AG	N/A	USD	7,900,000	$(294,942)	$(496,449)	$201,507
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	N/A	USD	900,000	(33,601)	(46,593)	12,992

Totals							$(328,543)	$(543,042)	$214,499

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(CDOR)—	Canadian Dollar Offered Rate
(CMBX)—	Commercial Mortgage-Backed Index
(CDS)—	Credit Default Swap
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CPI-U)—	USA-Non-Revised Consumer Price Index-Urban
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EXT-CPI)—	Excluding Tobacco-Non-revised Consumer Price Index
(HICP)—	Harmonized Index of Consumer Prices
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index
(YOY)—	Year over year options may have a series of expirations

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,920,908,600	$—	$2,920,908,600
Total Corporate Bonds & Notes*	—	291,117,892	—	291,117,892
Total Foreign Government*	—	254,049,004	—	254,049,004
Total Asset-Backed Securities*	—	93,675,459	—	93,675,459
Total Mortgage-Backed Securities*	—	87,315,455	—	87,315,455
Total Purchased Options*	—	7,026,036	—	7,026,036
Total Convertible Preferred Stock*	1,169,280	—	—	1,169,280
Total Municipals	—	688,808	—	688,808
Total Floating Rate Loans*	—	193,293	—	193,293

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Foreign Government	$—	$23,151,026	$—	$23,151,026
U.S. Treasury	—	1,094,886	—	1,094,886
Total Short-Term Investments	—	24,245,912	—	24,245,912
Total Investments	$1,169,280	$3,679,220,459	$—	$3,680,389,739

Secured Borrowings (Liability)	$—	$(2,316,221,283)	$—	$(2,316,221,283)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$8,204,673	$—	$8,204,673
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(37,177,338)	—	(37,177,338)
Total Forward Contracts	$—	$(28,972,665)	$—	$(28,972,665)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,168,235	$—	$—	$5,168,235
Futures Contracts (Unrealized Depreciation)	(4,351,116)	—	—	(4,351,116)
Total Futures Contracts	$817,119	$—	$—	$817,119
Written Options
Credit Default Swaptions at Value	$—	$(113,010)	$—	$(113,010)
Foreign Currency Written Options at Value	—	(625,129)	—	(625,129)
Inflation Capped Options at Value	—	(582,975)	—	(582,975)
Interest Rate Swaptions at Value	—	(5,655,262)	—	(5,655,262)
Total Written Options	$—	$(6,976,376)	$—	$(6,976,376)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$22,801	$—	$22,801
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(25,697,498)	—	(25,697,498)
Total Centrally Cleared Swap Contracts	$—	$(25,674,697)	$—	$(25,674,697)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$8,746,941	$—	$8,746,941
OTC Swap Contracts at Value (Liabilities)	—	(15,910,886)	—	(15,910,886)
Total OTC Swap Contracts	$—	$(7,163,945)	$—	$(7,163,945)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$3,680,389,739
Cash	4,780,254
Cash denominated in foreign currencies (b)	3,181,107
Cash collateral (c)	1,203,000
OTC swap contracts at market value (d)	8,746,941
Unrealized appreciation on forward foreign currency exchange contracts	8,204,673
Receivable for:
Investments sold	1,574,251,329
Open OTC swap contracts cash collateral	420,000
TBA securities sold	134,753,164
Fund shares sold	120,997
Principal paydowns	78,168
Interest	13,705,048
Variation margin on futures contracts	698,001
Variation margin on centrally cleared swap contracts	3,061,761
Prepaid expenses	16,797
Other assets	41,150

Total Assets	5,433,652,129
Liabilities
Written options at value (e)	6,976,376
Secured borrowings	2,314,494,942
Cash collateral (f)	16,282,000
OTC swap contracts at market value (g)	15,910,886
Unrealized depreciation on forward foreign currency exchange contracts	37,177,338
Payables for:
Investments purchased	24,893,665
TBA securities purchased	295,979,590
Fund shares redeemed	1,361,634
Interest on reverse repurchase agreements	1,625
Deferred dollar roll income	1,726,341
Interest on forward sales commitments	101
Interest on OTC swap contracts	8,622
Accrued Expenses:
Management fees	1,032,148
Distribution and service fees	258,423
Deferred trustees’ fees	86,413
Other expenses	674,487

Total Liabilities	2,716,864,591

Net Assets	$2,716,787,538

Net Assets Consist of:
Paid in surplus	$3,074,187,929
Undistributed net investment income	23,278,461
Accumulated net realized loss	(322,649,866)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(58,028,986)

Net Assets	$2,716,787,538

Net Assets
Class A	$1,434,542,062
Class B	1,250,221,746
Class E	32,023,730
Capital Shares Outstanding*
Class A	145,539,381
Class B	127,826,952
Class E	3,267,053
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.86
Class B	9.78
Class E	9.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,680,266,705.
(b)	Identified cost of cash denominated in foreign currencies was $2,676,759.
(c)	Includes collateral of $148,000 for futures contracts, and $1,055,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $38,815.
(e)	Premiums received on written options were $10,179,303.
(f)	Includes collateral of $15,947,000 for OTC swap contracts and $335,000 for secured-borrowing transactions.
(g)	Net premium received on OTC swap contracts was $373,690.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$33,750
Interest (a)	37,252,515

Total investment income	37,286,265

Expenses
Management fees	6,307,640
Administration fees	39,118
Custodian and accounting fees	235,327
Distribution and service fees—Class B	1,531,220
Distribution and service fees—Class E	24,032
Interest expense	2,938,605
Audit and tax services	65,008
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	85,048
Insurance	9,502
Miscellaneous	12,740

Total expenses	11,277,506
Less management fee waiver	(85,215)

Net expenses	11,192,291

Net Investment Income	26,093,974

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(28,432,584)
Futures contracts	(6,167,703)
Written options	3,999,316
Swap contracts	(39,572,819)
Foreign currency transactions	2,353,345

Net realized loss	(67,820,445)

Net change in unrealized appreciation (depreciation) on:
Investments	238,710,069
Futures contracts	19,714
Written options	(65,244)
Swap contracts	(8,350,019)
Foreign currency transactions	(34,890,437)

Net change in unrealized appreciation	195,424,083

Net realized and unrealized gain	127,603,638

Net Increase in Net Assets from Operations	$153,697,612

(a)	Net of foreign withholding taxes of $6,635.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,093,974	$17,542,958
Net realized loss	(67,820,445)	(92,559,720)
Net change in unrealized appreciation (depreciation)	195,424,083	(5,806,998)

Increase (decrease) in net assets from operations	153,697,612	(80,823,760)

From Distributions to Shareholders
Net investment income
Class A	0	(79,491,598)
Class B	0	(67,778,150)
Class E	0	(1,857,152)

Total distributions	0	(149,126,900)

Decrease in net assets from capital share transactions	(172,684,770)	(92,673,155)

Total decrease in net assets	(18,987,158)	(322,623,815)

Net Assets
Beginning of period	2,735,774,696	3,058,398,511

End of period	$2,716,787,538	$2,735,774,696

Accumulated undistributed net investment income (loss)
End of period	$23,278,461	$(2,815,513)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	2,429,462	$23,039,497	3,649,796	$36,844,348
Reinvestments	0	0	8,280,375	79,491,598
Redemptions	(12,283,846)	(116,330,694)	(13,364,624)	(130,314,401)

Net decrease	(9,854,384)	$(93,291,197)	(1,434,453)	$(13,978,455)

Class B
Sales	3,403,949	$32,582,427	5,962,770	$58,678,637
Reinvestments	0	0	7,097,189	67,778,150
Redemptions	(11,648,057)	(109,399,015)	(20,585,603)	(199,056,490)

Net decrease	(8,244,108)	$(76,816,588)	(7,525,644)	$(72,599,703)

Class E
Sales	144,853	$1,387,892	409,929	$4,004,331
Reinvestments	0	0	194,060	1,857,152
Redemptions	(417,064)	(3,964,877)	(1,221,839)	(11,956,480)

Net decrease	(272,211)	$(2,576,985)	(617,850)	$(6,094,997)

Decrease derived from capital shares transactions		$(172,684,770)		$(92,673,155)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Six Months Ended June 30, 2016 (Unaudited)

Cash Flows From Operating Activities
Net increase in net assets from operations	$153,697,612
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(1,670,905,857)
Proceeds from investments sold	1,910,031,749
Sales of short-term investments, net	1,800,645
Net amortization/accretion of premium (discount)	(15,073,352)
Premium received on open written options, net	7,160,776
Decrease in interest receivable	2,155,284
Increase in cash collateral, asset	(736,000)
Increase in OTC swap contracts at market value, asset	(4,856,987)
Decrease in unrealized appreciation on forward foreign currency exchange contracts	3,554,679
Decrease in receivable for investments sold	228,709,178
Increase in receivable for TBA securities sold	(134,753,164)
Decrease in receivable for swap cash collateral	550,000
Increase in receivable for principal paydowns	(78,168)
Increase in receivable for variation margin on swap contracts	(2,451,593)
Decrease in receivable for variation margin on futures contracts	226,387
Decrease in receivable for deferred dollar roll income, asset	470,174
Decrease in interest receivable on OTC swap contracts	331
Increase in other assets and prepaid expenses	(8,862)
Decrease in OTC swap contracts at market value, liability	(8,525,546)
Increase in cash collateral, liability	8,983,000
Increase in unrealized depreciation on forward foreign currency exchange contracts	29,814,148
Increase in payable for investments purchased	24,463,309
Increase in payable for TBA securities purchased	295,979,590
Increase in payable for deferred dollar roll income, liability	1,726,341
Increase in interest payable on forward sales commitments	101
Increase in interest payable on OTC swap contracts	8,622
Decrease in accrued management fees	(52,428)
Decrease in accrued distribution and service fees	(14,024)
Increase in deferred trustee’s fees	4,476
Decrease in interest payable on reverse repurchase agreements	(33,911)
Increase in other expenses	176,102
Net realized loss from investments and written options	24,433,268
Net change in unrealized (appreciation) depreciation on investments and written options	(238,644,825)

Net cash provided by operating activities	$617,811,055

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	57,195,046
Payment on shares redeemed, including increase in payable for shares redeemed	(229,516,087)
Decrease in due to custodian bank	(960,090)
Proceeds from issuance of reverse repurchase agreements	94,493,750
Repayment of reverse repurchase agreements	(239,868,750)
Proceeds from secured borrowings	7,979,978,623
Repayment of secured borrowings	(8,278,050,642)

Net cash used in financing activities	$(616,728,150)

Net increase in cash and foreign currency (a)	$1,082,905

Cash and cash in foreign currency at beginning of period	$6,878,456

Cash and cash in foreign currency at end of period	$7,961,361

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$2,972,516

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $720,238.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.30		$10.07		$9.95	$11.83	$11.91	$11.43

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.07		0.24	0.09	0.20	0.24
Net realized and unrealized gain (loss) on investments	0.46		(0.33)		0.07	(1.07)	0.85	1.02

Total from investment operations	0.56		(0.26)		0.31	(0.98)	1.05	1.26

Less Distributions
Distributions from net investment income	0.00		(0.51)		(0.19)	(0.27)	(0.40)	(0.22)
Distributions from net realized capital gains	0.00		0.00		0.00	(0.63)	(0.73)	(0.56)

Total distributions	0.00		(0.51)		(0.19)	(0.90)	(1.13)	(0.78)

Net Asset Value, End of Period	$9.86		$9.30		$10.07	$9.95	$11.83	$11.91

Total Return (%) (b)	6.02	(c)(d)	(2.71	)(d)	3.08 (d)	(8.98)	9.33	11.48

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(e)	0.61		0.56	0.55	0.58	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(e)	0.51		0.51	0.50	0.50	0.50
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.61		0.56	0.55	0.58	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.50	(e)	0.50		0.51	0.50	0.50	0.50
Ratio of net investment income to average net assets (%)	2.07	(e)	0.71		2.39	0.83	1.70	2.07
Portfolio turnover rate (%)	44	(c)(g)	64		43	44 (g)	53	458
Net assets, end of period (in millions)	$1,434.5		$1,445.5		$1,579.7	$1,731.8	$1,685.0	$1,576.3

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.24		$10.01		$9.88	$11.76	$11.84	$11.38

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.04		0.22	0.06	0.17	0.21
Net realized and unrealized gain (loss) on investments	0.45		(0.32)		0.07	(1.07)	0.85	1.01

Total from investment operations	0.54		(0.28)		0.29	(1.01)	1.02	1.22

Less Distributions
Distributions from net investment income	0.00		(0.49)		(0.16)	(0.24)	(0.37)	(0.20)
Distributions from net realized capital gains	0.00		0.00		0.00	(0.63)	(0.73)	(0.56)

Total distributions	0.00		(0.49)		(0.16)	(0.87)	(1.10)	(0.76)

Net Asset Value, End of Period	$9.78		$9.24		$10.01	$9.88	$11.76	$11.84

Total Return (%) (b)	5.84	(c)(d)	(3.00	)(d)	2.89	(9.27)	9.13	11.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(e)	0.86		0.81	0.80	0.83	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	(e)	0.76		0.76	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.86		0.81	0.80	0.83	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.75	(e)	0.75		0.76	0.75	0.75	0.75
Ratio of net investment income to average net assets (%)	1.82	(e)	0.46		2.14	0.58	1.46	1.83
Portfolio turnover rate (%)	44	(c)(g)	64		43	44 (g)	53	458
Net assets, end of period (in millions)	$1,250.2		$1,257.5		$1,437.0	$1,593.8	$1,975.4	$1,786.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.26		$10.02		$9.90	$11.78	$11.85	$11.39

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.05		0.23	0.07	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.45		(0.31)		0.06	(1.07)	0.86	1.00

Total from investment operations	0.54		(0.26)		0.29	(1.00)	1.04	1.22

Less Distributions
Distributions from net investment income	0.00		(0.50)		(0.17)	(0.25)	(0.38)	(0.20)
Distributions from net realized capital gains	0.00		0.00		0.00	(0.63)	(0.73)	(0.56)

Total distributions	0.00		(0.50)		(0.17)	(0.88)	(1.11)	(0.76)

Net Asset Value, End of Period	$9.80		$9.26		$10.02	$9.90	$11.78	$11.85

Total Return (%) (b)	5.83	(c)(d)	(2.80	)(d)	2.89 (d)	(9.17)	9.22	11.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.76		0.71	0.70	0.73	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(e)	0.66		0.66	0.65	0.65	0.65
Net ratio of expenses to average net assets (%) (f)	0.87	(e)	0.76		0.71	0.70	0.73	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.65	(e)	0.65		0.66	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	1.90	(e)	0.51		2.24	0.68	1.54	1.91
Portfolio turnover rate (%)	44	(c)(g)	64		43	44 (g)	53	458
Net assets, end of period (in millions)	$32.0		$32.8		$41.7	$48.4	$70.5	$61.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 23% and 39% for the six months ended June 30, 2016 and the year ended December 31, 2013, respectively.

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

MIST-24

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-25

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures, options and swap transactions, foreign currency transactions, paydown reclasses, net operating losses, return of capital distributions, premium amortization adjustments, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-26

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the

MIST-27

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the Portfolio had an outstanding reverse repurchase agreement balance for 115 days. The average amount of borrowings was $131,595,978 and the annualized weighted average interest rate was 0.21% during the 115 day period. There were no outstanding reverse repurchase agreements as of June 30, 2016.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2016, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the Portfolio’s average amount of borrowings was $913,464,742 and the weighted average interest rate was 0.61%. For the six months ended June 30, 2016, the Portfolio had an outstanding secured borrowing transaction balance for 182 days.

At June 30, 2016, the amount of the Portfolio’s outstanding borrowings was $2,314,494,942. The Master Securities Forward Transaction Agreement (“MSFTA”) is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-28

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2016:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
BNP Paribas S.A.	$(1,877,021,624)	$1,878,035,518	$—	$(6,637,000)	$(5,623,106)
Morgan Stanley & Co. LLC	(377,069,892)	382,086,997	—	(6,150,000)	(1,132,895)
Morgan Stanley & Co. International PLC	(9,395,618)	9,440,969	—	(10,000)	35,351
Barclays Capital, Inc.	(45,920,121)	46,811,900	—	—	891,779
Nomura Securities International, Inc.	(5,087,687)	5,434,429	—	(325,000)	21,742

	$(2,314,494,942)	$2,321,809,813	$—	$(13,122,000)	$(5,807,129)

(a)	Represents market value of borrowings as of December 31, 2015.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for secured borrowing transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
Foreign Government	$—	$(9,395,618)	$—	$—	$(9,395,618)
U.S. Treasury	—	(2,224,777,742)	(80,321,582)	—	(2,305,099,324)
Total Borrowings	$—	$(2,234,173,360	$(80,321,582)	$—	$(2,314,494,942)
Gross amount of recognized liabilities for secured borrowing transactions					$(2,314,494,942)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending

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on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing

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exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of

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the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

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The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$7,026,036
	OTC swap contracts at market value (b)	8,746,941	OTC swap contracts at market value (b)	$15,582,343
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	22,801	Unrealized depreciation on centrally cleared swap contracts (c) (d)	25,375,392
	Unrealized appreciation on futures contracts (c) (e)	5,168,235	Unrealized depreciation on futures contracts (c) (e)	4,351,116
			Written options at value	6,238,237
Credit			OTC swap contracts at market value (b)	328,543
			Unrealized depreciation on centrally cleared swap contracts (c) (d)	322,106
			Written options at value	113,010
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	8,204,673	Unrealized depreciation on forward foreign currency exchange contracts	37,177,338
			Written options at value	625,129

Total		$29,168,686		$90,113,214

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest payable of $8,622.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$289,464	$(289,464)	$—	$—
BNP Paribas S.A.	4,121,768	(4,121,768)	—	—
Citibank N.A.	3,621,232	(3,621,232)	—	—
Credit Suisse International	681,375	(681,375)	—	—
Deutsche Bank AG	5,246,119	(5,246,119)	—	—
Goldman Sachs Bank USA	3,004,942	(3,004,942)	—	—
JPMorgan Chase Bank N.A.	3,236,887	(3,236,887)	—	—
Morgan Stanley Capital Services LLC	3,265,832	(2,535,886)	(729,946)	—
Societe Generale Paris	22,290	(22,290)	—	—
UBS AG Stamford	487,741	(487,741)	—	—

	$23,977,650	$(23,247,704)	$(729,946)	$—

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$2,063,137	$(289,464)	$(1,773,673)	$—
BNP Paribas S.A.	5,604,058	(4,121,768)	(1,482,290)	—
Citibank N.A.	4,391,692	(3,621,232)	(524,899)	245,561
Credit Suisse International	1,664,127	(681,375)	(982,752)	—
Deutsche Bank AG	8,754,529	(5,246,119)	(3,268,196)	240,214
Goldman Sachs Bank USA	16,573,672	(3,004,942)	(13,209,204)	359,526
Goldman Sachs International	93,439	—	(45,420)	48,019
JPMorgan Chase Bank N.A.	17,379,455	(3,236,887)	(12,011,125)	2,131,443
Morgan Stanley Capital Services LLC	2,535,886	(2,535,886)	—	—
Societe Generale Paris	24,252	(22,290)	(1,962)	—
UBS AG Stamford	980,353	(487,741)	(219,084)	273,528

	$60,064,600	$(23,247,704)	$(33,518,605)	$3,298,291

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location-Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(4,015,610)	$—	$(1,955)	$(4,017,565)
Forward foreign currency transactions	—	—	(1,655,103)	(1,655,103)
Futures contracts	(6,167,703)	—	—	(6,167,703)
Swap contracts	(38,842,409)	(730,410)	—	(39,572,819)
Written options	3,251,090	119,190	629,036	3,999,316

	$(45,774,632)	$(611,220)	$(1,028,022)	$(47,413,874)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(2,709,180)	$—	$(122,259)	$(2,831,439)
Forward foreign currency transactions	—	—	(33,368,827)	(33,368,827)
Futures contracts	19,714	—	—	19,714
Swap contracts	(10,175,353)	1,825,334	—	(8,350,019)
Written options	70,863	136,045	(272,152)	(65,244)

	$(12,793,956)	$1,961,379	$(33,763,238)	$(44,595,815)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$4,046,079,446
Forward foreign currency transactions	910,158,232
Futures contracts long	951,677,769
Futures contracts short	(973,528,907)
Swap contracts	1,661,387,644
Written options	(1,011,477,034)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

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Written Options

The Portfolio transactions in written options during the six months ended June 30, 2016:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	465,300,000	—	$2,687,861
Options written	923,450,000	225	3,054,150
Options bought back	(104,400,000)	—	(655,599)
Options exercised	(450,800,000)	(225)	(1,689,399)
Options expired	(178,230,000)	—	(765,283)

Options outstanding June 30, 2016	655,320,000	—	$2,631,730

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	266,000,000	—	$4,329,982
Options written	860,210,000	821	7,253,947
Options bought back	(303,070,000)	(283)	(3,098,938)
Options exercised	(10,800,000)	(313)	(140,393)
Options expired	(150,490,000)	(225)	(797,025)

Options outstanding June 30, 2016	661,850,000	—	$7,547,573

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

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a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,281,819,842	$281,380,228	$1,373,915,020	$399,795,335

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2016 were as follows:

Purchases	Sales
$739,727,129	$578,730,312

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$6,307,640	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

MIST-36

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $2 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-37

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2015	2014	2015	2014	2015	2014	2015	2014
$148,806,676	$56,699,058	$—	$—	$320,224	$—	$149,126,900	$56,699,058

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$—	$(375,380,245)	$(135,635,821)	$(511,016,066)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, the Portfolio had no pre-enactment capital loss carryforwards, post-enactment short-term capital losses of $14,377,312 and post-enactment long-term capital losses of $121,258,509.

MIST-38

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the PIMCO Total Return Portfolio returned 4.03%, 3.99%, and 4.07%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.31%.

MARKET ENVIRONMENT / CONDITIONS

While global recession fears gripped markets early in the year, sentiment started to improve sharply on the back of dovish central banks and a turn higher in oil prices. However, towards the end of the period, Brexit (the U.K. referendum on leaving the European Union) uncertainty coupled with tepid U.S. economic data, including lackluster first quarter gross domestic product and a weak May jobs report, kept the Federal Reserve (the “Fed”) on hold and pushed interest rate hike expectations further out into the future.

In the first quarter, a quicker-than-expected yuan depreciation resurrected concerns over Chinese policy trajectory and global growth. Additionally, oil markets began the New Year by plunging to levels not seen since 2003, due in part to supply dynamics. However, towards the latter half of the first quarter, crude oil’s trajectory reversed dramatically, rallying significantly. In addition, clarity from the People’s Bank of China about currency policy alongside dovish comments and actions from other central banks including the Fed and European Central Bank (the “ECB”) helped stabilize markets. In the eurozone, anemic inflation and tighter global financial conditions spurred the ECB’s decision to provide additional easing measures, with a focus on credit expansion.

For much of the second quarter prior to Brexit, markets were relatively subdued as oil prices moved higher and China’s growth appeared to be stable, even as central banks paused from adding more support. However, the surprising outcome of the U.K.’s “Brexit” referendum caused volatility to rise in June as sovereign yields reached record lows and risk assets sold-off. The British public voted to end the 40+ year relationship with the European Union, resulting in a sharp sell-off in risk assets as markets scrambled to price-in the unanticipated outcome. While moves on the day were significant, many were not as outsized when compared to levels earlier in the year (and even earlier in June). Sovereign yields plunged to record new lows, but many markets outside U.K.-linked ones recovered at least some of their initial declines.

PORTFOLIO REVIEW / PERIOD END POSITIONING

An underweight to U.S. duration, which was partially facilitated through cash bonds, interest rate swaps and futures, detracted from performance as yields rallied across the globe. An allocation to Mexican duration, partially through interest rate swaps, was positive as yields fell. A short position in the front end of the U.K. yield curve, through the use of futures and interest rate swaps, was negative for performance as rates fell. An allocation to Treasury Inflation-Protected Securities (TIPS) detracted from returns as inflation expectations narrowed over the year. Exposure to core and peripheral European debt, through a combination of cash bonds, options, and futures, was positive for returns as the yields fell significantly within the region. In the corporate credit space, an underweight to Industrials was negative for performance as spreads narrowed. Country and sector selection within emerging market external debt, partially facilitated through credit default swaps, was positive for returns as those securities experienced spread tightening. Through the use of currency forwards, the Portfolio was positioned long U.S. dollar versus the euro, yen, and a basket of emerging market currencies. This was negative for performance, as the yen appreciated significantly over the period.

At period end the Portfolio remained underweight the front-end of the U.S. yield curve but held a modest overweight to duration as global influences will likely keep U.S. rates range-bound in the near-term. Globally, we maintained exposure to diversifying sources of duration, including long exposure in Italy and Mexico as well as short exposure in the U.K. We continued to favor positions in intermediate TIPS as market inflation expectations remained depressed despite the Fed’s goal to reflate the U.S. economy. At period end we continued to be underweight investment-grade corporate credit, though remained opportunistic in adding issuers and sectors with solid fundamentals as volatility creates dislocations. The underweight was partially offset by exposure to taxable municipal bonds and select non-investment grade financials. We remained modestly overweight Agency mortgage-backed securities (“MBS”) though remained selective across the coupon stack and continued to hold non-Agency MBS, which offer the potential for attractive loss-adjusted

MIST-1

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company

Portfolio Manager Commentary*—(Continued)

yields. While we expect to have net long-dollar positioning, the composition of relative value exposures may change tactically as overshoots and undershoots occur.

Scott A. Mather

Mark Kiesel

Mihir Worah

Portfolio Managers

Pacific Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	4.03	3.84	3.34	5.93
Class B	3.99	3.71	3.11	5.68
Class E	4.07	3.79	3.21	5.78
Barclays U.S. Aggregate Bond Index	5.31	6.00	3.76	5.13

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	81.7
Corporate Bonds & Notes	30.9
Asset-Backed Securities	7.9
Mortgage-Backed Securities	5.9
Municipals	4.6
Foreign Government	2.2
Preferred Stocks	0.3
Floating Rate Loans	0.2

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.48%	$1,000.00	$1,040.30	$2.43
	Hypothetical*	0.48%	$1,000.00	$1,022.48	$2.41

Class B(a)	Actual	0.73%	$1,000.00	$1,039.90	$3.70
	Hypothetical*	0.73%	$1,000.00	$1,021.23	$3.67

Class E(a)	Actual	0.63%	$1,000.00	$1,040.70	$3.20
	Hypothetical*	0.63%	$1,000.00	$1,021.73	$3.17

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—81.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—38.5%
Fannie Mae 10 Yr. Pool
3.000%, 12/01/20	139,877	$146,722
3.000%, 02/01/21	427,460	448,378
3.000%, 08/01/21	311,155	326,382
3.000%, 11/01/21	82,113	86,163
3.000%, 03/01/22	366,440	384,647
3.000%, 05/01/22	1,175,220	1,233,625
3.500%, 09/01/23	254,335	269,865
4.000%, 05/01/19	10,731	11,113
4.500%, 03/01/18	27,097	27,778
4.500%, 07/01/18	14,441	14,810
4.500%, 11/01/18	12,322	12,637
4.500%, 12/01/18	8,191	8,400
4.500%, 05/01/19	364,903	374,428
5.500%, 11/01/17	30,161	30,751
5.500%, 09/01/18	73,257	75,797
5.500%, 10/01/18	40,909	42,340
Fannie Mae 15 Yr. Pool
3.000%, 09/01/28	755,667	798,551
3.000%, TBA (a)	81,000,000	84,917,111
3.500%, 10/01/25	423,598	449,825
3.500%, 10/01/26	278,279	295,447
3.500%, 12/01/26	364,047	386,437
3.500%, 08/01/27	371,605	395,695
3.500%, 07/01/29	201,106	214,696
3.500%, TBA (a)	58,000,000	61,458,227
4.000%, 07/01/18	3,259	3,375
4.000%, 08/01/18	1,087	1,125
4.000%, 09/01/18	623	646
4.000%, 05/01/19	634,227	657,005
4.000%, 07/01/19	258,792	268,005
4.000%, 08/01/20	227,281	235,535
4.000%, 03/01/22	39,920	41,354
4.000%, 04/01/24	50,668	53,988
4.000%, 05/01/24	2,155,340	2,296,847
4.000%, 06/01/24	2,389,319	2,546,667
4.000%, 07/01/24	24,690	26,344
4.000%, 02/01/25	727,773	775,034
4.000%, 06/01/25	257,813	273,979
4.000%, 07/01/25	7,157	7,623
4.000%, 08/01/25	773,743	824,777
4.000%, 09/01/25	39,450	42,054
4.000%, 12/01/25	263,812	280,536
4.000%, 02/01/26	202,983	216,688
4.000%, 03/01/26	39,229	41,796
4.000%, 06/01/26	41,949	44,712
4.500%, 03/01/18	90,123	92,431
4.500%, 04/01/18	158,542	162,712
4.500%, 06/01/18	478,141	490,467
4.500%, 07/01/18	251,128	257,672
4.500%, 08/01/18	2,679	2,748
4.500%, 10/01/18	10,315	10,599
4.500%, 11/01/18	603,554	619,538
4.500%, 12/01/18	180,509	185,437
4.500%, 02/01/19	123,739	127,142
4.500%, 05/01/19	244,007	250,831

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.500%, 06/01/19	115,189	118,490
4.500%, 11/01/19	126,300	129,941
4.500%, 12/01/19	144,409	148,487
4.500%, 08/01/20	223,593	229,868
4.500%, 09/01/20	312,916	321,611
4.500%, 10/01/20	13,782	14,341
4.500%, 12/01/20	257,227	265,509
4.500%, 01/01/22	7,197	7,385
4.500%, 02/01/23	244,842	263,229
4.500%, 03/01/23	434,564	456,866
4.500%, 05/01/23	43,429	46,418
4.500%, 06/01/23	2,727	2,903
4.500%, 01/01/24	4,872	5,000
4.500%, 04/01/24	71,594	77,009
4.500%, 05/01/24	234,104	250,662
4.500%, 08/01/24	47,344	50,487
4.500%, 10/01/24	311,066	331,054
4.500%, 11/01/24	88,010	93,810
4.500%, 02/01/25	590,196	627,541
4.500%, 03/01/25	407,060	437,308
4.500%, 04/01/25	246,320	264,805
4.500%, 05/01/25	777,605	829,245
4.500%, 06/01/25	68,552	71,590
4.500%, 07/01/25	3,091,909	3,306,786
4.500%, 08/01/25	81,103	85,803
4.500%, 09/01/25	216,632	233,136
4.500%, 11/01/25	154,151	163,109
4.500%, 04/01/26	14,693	15,854
4.500%, 01/01/27	114,529	118,592
5.500%, 12/01/17	1,210	1,233
5.500%, 01/01/18	41,848	42,640
5.500%, 02/01/18	268,632	274,987
5.500%, 11/01/18	1,087	1,115
5.500%, 09/01/19	33,468	34,257
5.500%, 09/01/20	10,786	11,493
5.500%, 12/01/20	1,180	1,223
5.500%, 03/01/22	145,762	158,439
5.500%, 04/01/22	87,771	94,133
5.500%, 07/01/22	118,032	128,278
5.500%, 09/01/22	46,834	50,105
5.500%, 10/01/22	428,264	464,525
5.500%, 11/01/22	99,965	107,960
5.500%, 12/01/22	64,468	67,418
5.500%, 02/01/23	126,774	138,878
5.500%, 03/01/23	19,743	21,498
5.500%, 07/01/23	11,781	12,955
5.500%, 08/01/23	45,582	48,872
5.500%, 10/01/23	79,676	86,203
5.500%, 11/01/23	12,288	12,418
5.500%, 12/01/23	40,004	43,216
5.500%, 01/01/24	11,929	13,054
5.500%, 03/01/24	73,550	79,918
5.500%, 09/01/24	37,142	38,622
5.500%, 01/01/25	1,008,218	1,104,509
5.500%, 05/01/25	162,202	170,038

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
6.000%, 03/01/17	1,857	$1,860
6.000%, 04/01/17	1,819	1,833
6.000%, 06/01/17	859	863
6.000%, 07/01/17	3,953	3,976
6.500%, 07/01/16	73	73
6.500%, 08/01/16	9	9
6.500%, 09/01/16	175	176
6.500%, 10/01/16	608	610
6.500%, 02/01/17	1,560	1,568
6.500%, 07/01/17	274	275
6.500%, 10/01/17	1,724	1,760
Fannie Mae 20 Yr. Pool
4.000%, 04/01/29	69,647	75,129
4.000%, 05/01/29	235,840	254,439
4.000%, 03/01/30	143,863	155,772
4.000%, 05/01/30	221,265	239,922
4.000%, 08/01/30	181,931	196,941
4.000%, 09/01/30	114,262	123,711
4.000%, 10/01/30	5,188	5,616
4.000%, 11/01/30	566,846	613,837
4.000%, 12/01/30	78,714	85,236
4.000%, 06/01/31	10,948	11,856
4.000%, 09/01/31	293,151	317,442
4.000%, 11/01/31	70,068	75,854
4.500%, 01/01/25	11,955	13,041
4.500%, 04/01/31	58,268	63,954
5.000%, 05/01/23	170,373	189,035
5.000%, 05/01/24	183,638	203,753
5.000%, 01/01/25	133,118	147,699
5.000%, 09/01/25	38,938	43,212
5.000%, 11/01/25	50,609	56,155
5.000%, 12/01/25	338,071	375,202
5.000%, 01/01/26	85,269	94,609
5.000%, 03/01/26	70,517	78,241
5.000%, 02/01/27	7,126	7,907
5.000%, 05/01/27	206,171	228,754
5.000%, 07/01/27	8,730	9,686
5.000%, 08/01/27	3,596	3,990
5.000%, 03/01/28	19,488	21,623
5.000%, 05/01/28	692,305	768,138
5.000%, 06/01/28	2,094,365	2,324,367
5.000%, 01/01/29	72,651	80,610
5.000%, 07/01/29	105,370	116,967
5.000%, 12/01/29	30,020	33,308
5.000%, 03/01/30	635,364	705,086
5.000%, 05/01/30	146,002	162,073
5.000%, 07/01/31	109,875	122,445
5.500%, 02/01/19	8,564	9,611
5.500%, 06/01/23	218,758	245,542
5.500%, 07/01/24	9,955	11,175
5.500%, 01/01/25	11,247	12,627
5.500%, 02/01/25	3,088	3,466
5.500%, 03/01/25	837,399	950,697
5.500%, 08/01/25	68,187	77,319
5.500%, 10/01/25	4,838	5,431

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool
5.500%, 11/01/25	11,685	13,118
5.500%, 03/01/26	87,901	98,672
5.500%, 05/01/26	2,460	2,762
5.500%, 06/01/26	444,510	498,988
5.500%, 01/01/27	61,002	68,459
5.500%, 06/01/27	10,129	11,402
5.500%, 07/01/27	246,134	276,329
5.500%, 08/01/27	105,150	118,003
5.500%, 10/01/27	164,993	185,161
5.500%, 11/01/27	38,502	43,218
5.500%, 12/01/27	318,200	357,240
5.500%, 01/01/28	116,502	130,799
5.500%, 03/01/28	55,196	61,943
5.500%, 04/01/28	193,487	217,237
5.500%, 05/01/28	67,799	76,087
5.500%, 06/01/28	18,191	20,424
5.500%, 07/01/28	9,951	11,167
5.500%, 09/01/28	132,119	148,339
5.500%, 10/01/28	24,111	27,058
5.500%, 12/01/28	8,716	9,781
5.500%, 01/01/29	155,998	175,067
5.500%, 07/01/29	123,830	139,147
5.500%, 10/01/29	324,912	366,017
5.500%, 04/01/30	241,482	272,276
6.000%, 06/01/26	11,931	13,624
6.000%, 07/01/26	99,436	113,548
6.000%, 08/01/26	17,565	20,058
6.000%, 12/01/26	15,225	17,385
6.000%, 09/01/28	93,530	106,803
6.000%, 10/01/28	48,932	55,876
Fannie Mae 30 Yr. Pool
3.000%, TBA (a)	272,000,000	281,919,936
3.500%, TBA (a)	399,000,000	420,752,324
4.000%, 05/01/34	207,750	223,699
4.000%, 05/01/35	157,725	169,738
4.000%, 01/01/41	737,343	806,604
4.000%, 03/01/41	507,603	555,352
4.000%, 05/01/41	388,844	421,948
4.000%, 05/01/42	190,268	206,228
4.000%, 12/01/43	900,625	973,838
4.000%, TBA (a)	586,000,000	628,002,869
4.500%, 04/01/39	1,215,542	1,347,829
4.500%, 05/01/39	113,117	124,545
4.500%, 06/01/39	44,906	49,092
4.500%, 08/01/39	39,983	43,685
4.500%, 12/01/39	13,632	15,230
4.500%, 05/01/40	51,297	56,471
4.500%, 09/01/40	47,159	51,756
4.500%, 10/01/40	376,876	411,194
4.500%, 12/01/40	79,653	86,898
4.500%, 02/01/41	255,719	279,027
4.500%, 05/01/41	26,491	29,297
4.500%, 06/01/41	22,994	25,092
4.500%, 07/01/41	14,903	16,263
4.500%, 09/01/41	895,155	977,443

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 10/01/41	244,902	$267,446
4.500%, 03/01/42	47,514	52,397
4.500%, 06/01/42	110,094	120,521
4.500%, 07/01/42	1,307,034	1,427,746
4.500%, 11/01/43	24,197	26,940
4.500%, TBA (a)	193,000,000	210,617,433
5.000%, 03/01/32	3,605	4,003
5.000%, 09/01/32	2,441	2,710
5.000%, 10/01/32	1,016	1,127
5.000%, 04/01/33	82,817	91,889
5.000%, 07/01/33	156,897	176,041
5.000%, 08/01/33	3,444	3,870
5.000%, 09/01/33	2,636	2,980
5.000%, 10/01/33	27,309	30,646
5.000%, 11/01/33	740	832
5.000%, 01/01/34	163,846	182,816
5.000%, 04/01/34	183,689	203,837
5.000%, 06/01/34	4,679	5,284
5.000%, 12/01/34	23,967	26,593
5.000%, 01/01/35	102,549	114,523
5.000%, 04/01/35	73	82
5.000%, 07/01/35	30,913	34,299
5.000%, 09/01/35	64,718	72,105
5.000%, 01/01/38	234,418	262,469
5.000%, 04/01/39	35,900	40,188
5.000%, 10/01/39	11,798	13,157
5.000%, 11/01/39	31,484	35,411
5.000%, 06/01/40	16,313	18,113
5.000%, 11/01/42	227,451	254,310
5.000%, TBA (a)	46,000,000	51,108,843
5.500%, 12/01/28	28,608	32,144
5.500%, 06/01/33	79,428	90,049
5.500%, 07/01/33	11,981	13,592
5.500%, 09/01/33	211,346	237,310
5.500%, 11/01/33	239,842	269,206
5.500%, 12/01/33	1,861	2,112
5.500%, 04/01/34	3,496	3,947
5.500%, 07/01/34	34,964	39,658
5.500%, 08/01/34	285,168	323,622
5.500%, 09/01/34	18,459	20,803
5.500%, 11/01/34	489,151	554,777
5.500%, 12/01/34	1,200,445	1,363,774
5.500%, 01/01/35	416,034	472,539
5.500%, 02/01/35	582,206	660,110
5.500%, 03/01/35	666,509	756,247
5.500%, 04/01/35	180,008	202,326
5.500%, 05/01/35	230,977	261,437
5.500%, 06/01/35	366,397	415,824
5.500%, 08/01/35	259,688	295,751
5.500%, 09/01/35	3,192,602	3,602,617
5.500%, 10/01/35	427,201	482,213
5.500%, 11/01/35	1,646,380	1,862,253
5.500%, 12/01/35	1,730,863	1,955,061
5.500%, 01/01/36	343,141	387,026
5.500%, 03/01/36	392,971	445,527

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 05/01/36	3,150	3,575
5.500%, 07/01/36	1,567,820	1,780,774
5.500%, 09/01/36	189,839	215,564
5.500%, 11/01/36	120,144	136,145
5.500%, 12/01/36	2,699	3,030
5.500%, 02/01/37	4,231	4,789
5.500%, 03/01/37	56,240	63,115
5.500%, 05/01/37	34,728	39,417
5.500%, 08/01/37	1,571,568	1,779,127
5.500%, 01/01/38	9,485	10,663
5.500%, 02/01/38	188,118	211,113
5.500%, 03/01/38	1,726,121	1,958,262
5.500%, 05/01/38	3,289,236	3,708,218
5.500%, 06/01/38	127,185	142,977
5.500%, 09/01/38	22,944	25,749
5.500%, 10/01/38	1,233,380	1,393,757
5.500%, 11/01/38	286,515	322,529
5.500%, 01/01/39	82,345	93,677
5.500%, 07/01/39	22,145	24,873
5.500%, 11/01/39	3,661,681	4,125,902
5.500%, 02/01/40	642,510	726,359
5.500%, 03/01/40	1,547,061	1,748,963
5.500%, 06/01/40	120,245	135,056
5.500%, 09/01/40	513,435	577,306
5.500%, 12/01/40	261,438	295,401
5.500%, 07/01/41	6,120,201	6,882,984
5.500%, TBA (a)	8,000,000	8,992,500
6.000%, 12/01/28	36,027	41,140
6.000%, 01/01/29	28,215	32,659
6.000%, 02/01/29	251	289
6.000%, 04/01/29	3,934	4,526
6.000%, 06/01/29	5,665	6,540
6.000%, 11/01/32	50,403	57,659
6.000%, 12/01/32	283,764	327,601
6.000%, 03/01/33	23,788	27,576
6.000%, 04/01/33	12,423	14,187
6.000%, 05/01/33	24,241	28,070
6.000%, 07/01/33	25,467	29,454
6.000%, 01/01/34	59,712	68,223
6.000%, 09/01/34	46,333	52,911
6.000%, 11/01/34	11,163	12,861
6.000%, 04/01/35	1,078,424	1,252,186
6.000%, 05/01/35	34,895	40,137
6.000%, 06/01/35	5,489	6,268
6.000%, 07/01/35	76,727	88,155
6.000%, 09/01/35	11,795	13,542
6.000%, 11/01/35	445,054	508,346
6.000%, 12/01/35	29,934	34,317
6.000%, 01/01/36	146,811	168,227
6.000%, 03/01/36	107,211	122,427
6.000%, 04/01/36	7,634	8,799
6.000%, 05/01/36	832,511	955,103
6.000%, 06/01/36	23,500	26,843
6.000%, 07/01/36	107,652	123,057
6.000%, 08/01/36	2,796,865	3,199,604

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 09/01/36	791,904	$908,222
6.000%, 10/01/36	311,547	356,355
6.000%, 11/01/36	154,394	176,609
6.000%, 12/01/36	926,637	1,059,856
6.000%, 01/01/37	654,694	750,823
6.000%, 02/01/37	671,561	768,692
6.000%, 03/01/37	252,640	289,509
6.000%, 04/01/37	122,151	140,283
6.000%, 05/01/37	1,799,348	2,059,913
6.000%, 07/01/37	31,042	35,916
6.000%, 08/01/37	64,672	74,468
6.000%, 09/01/37	516,227	590,372
6.000%, 11/01/37	96,812	111,463
6.000%, 02/01/38	742,379	855,859
6.000%, 03/01/38	16,071	18,686
6.000%, 08/01/38	23,436	26,857
6.000%, 09/01/38	901,929	1,038,228
6.000%, 10/01/38	98,221	114,071
6.000%, 11/01/38	8,723	9,961
6.000%, 01/01/39	137,714	159,780
6.000%, 04/01/39	849,134	970,745
6.000%, 07/01/39	164,225	188,262
6.000%, 08/01/39	956,369	1,092,096
6.000%, 02/01/40	2,584	2,954
6.000%, 05/01/40	5,361	6,122
6.000%, 09/01/40	11,886	13,577
6.000%, TBA (a)	2,000,000	2,287,146
8.000%, 10/01/25	1,346	1,558
Fannie Mae ARM Pool
1.610%, 08/01/41 (b)	402,403	407,090
1.610%, 07/01/42 (b)	324,446	330,494
1.610%, 08/01/42 (b)	328,133	334,339
1.610%, 10/01/44 (b)	522,438	532,598
1.660%, 09/01/41 (b)	1,050,334	1,070,471
2.112%, 01/01/36 (b)	90,515	94,994
2.195%, 06/01/33 (b)	40,788	42,088
2.203%, 12/01/34 (b)	1,613,017	1,669,729
2.203%, 09/01/35 (b)	1,702,119	1,761,367
2.226%, 12/01/34 (b)	798,934	830,065
2.226%, 08/01/36 (b)	633,738	664,644
2.257%, 11/01/35 (b)	257,398	269,151
2.287%, 01/01/35 (b)	251,293	261,806
2.370%, 11/01/34 (b)	5,850	6,167
2.373%, 10/01/35 (b)	561,825	598,508
2.386%, 07/01/32 (b)	34,462	35,582
2.418%, 02/01/31 (b)	220,546	226,778
2.445%, 10/01/34 (b)	24,759	26,529
2.467%, 11/01/35 (b)	641,357	679,547
2.470%, 11/01/35 (b)	390,140	403,059
2.472%, 03/01/35 (b)	49,996	51,669
2.473%, 08/01/35 (b)	734,356	776,696
2.482%, 10/01/28 (b)	163,951	169,772
2.484%, 12/01/34 (b)	55,929	58,682
2.500%, 08/01/35 (b)	807,655	860,052
2.506%, 01/01/35 (b)	74,337	77,886

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
2.506%, 02/01/35 (b)	44,057	46,229
2.509%, 01/01/35 (b)	27,303	28,660
2.523%, 01/01/35 (b)	66,945	70,163
2.545%, 11/01/34 (b)	125,068	132,119
2.559%, 09/01/31 (b)	47,766	50,120
2.562%, 01/01/35 (b)	88,604	92,014
2.611%, 02/01/35 (b)	173,142	183,118
2.647%, 07/01/33 (b)	31,730	33,512
2.668%, 11/01/34 (b)	2,683,622	2,840,178
2.685%, 09/01/34 (b)	1,048,125	1,106,766
2.725%, 03/01/33 (b)	4,140	4,329
2.729%, 04/01/34 (b)	9,410	9,965
2.754%, 05/01/35 (b)	57,828	60,699
2.760%, 11/01/32 (b)	62,237	64,594
2.817%, 05/01/35 (b)	471,758	495,095
2.845%, 09/01/32 (b)	176,285	187,989
2.882%, 05/01/34 (b)	910,254	964,914
3.039%, 04/01/35 (b)	143,723	151,896
4.323%, 12/01/36 (b)	273,379	286,546
4.650%, 09/01/34 (b)	53,290	55,897
Fannie Mae Pool
2.310%, 08/01/22	8,200,000	8,510,294
2.475%, 04/01/19	14,603,553	15,085,569
2.870%, 09/01/27	7,300,000	7,579,581
3.240%, 07/01/22	22,113,070	23,959,448
3.330%, 11/01/21	1,469,423	1,589,373
Fannie Mae REMICS (CMO)
0.848%, 09/18/31 (b)	331,844	331,588
1.353%, 04/25/32 (b)	103,359	105,688
2.557%, 05/25/35 (b)	1,467,016	1,547,156
Freddie Mac 15 Yr. Gold Pool
5.500%, 09/01/19	181,629	190,454
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	144,285	155,797
4.000%, 09/01/30	609,945	658,880
4.000%, 10/01/30	35,436	38,284
5.500%, 04/01/21	11,665	12,982
5.500%, 12/01/22	801	892
5.500%, 03/01/23	150,839	167,866
5.500%, 06/01/26	3,046	3,396
5.500%, 08/01/26	1,345	1,497
5.500%, 06/01/27	35,829	39,884
5.500%, 12/01/27	82,099	91,391
5.500%, 01/01/28	48,759	54,290
5.500%, 02/01/28	12,459	13,872
5.500%, 05/01/28	106,212	118,239
5.500%, 06/01/28	153,659	171,091
6.000%, 03/01/21	34,777	39,468
6.000%, 01/01/22	162,291	184,184
6.000%, 10/01/22	583,915	662,683
6.000%, 12/01/22	35,273	40,031
6.000%, 04/01/23	30,562	34,685
Freddie Mac 30 Yr. Gold Pool
3.500%, TBA (a)	75,000,000	78,985,160
4.000%, 12/01/40	305,211	326,565

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, TBA (a)	34,000,000	$36,377,500
4.500%, 04/01/34	30,970	33,888
4.500%, 06/01/35	106,058	116,059
4.500%, 04/01/41	169,137	185,696
4.500%, 10/01/41	207,059	225,740
4.500%, TBA (a)	29,800,000	32,487,345
5.500%, 03/01/32	29,053	32,570
5.500%, 01/01/33	2,163	2,444
5.500%, 05/01/33	2,742	3,053
5.500%, 08/01/33	2,697	3,042
5.500%, 10/01/33	3,346	3,777
5.500%, 12/01/33	1,842	2,074
5.500%, 01/01/34	2,879	3,249
5.500%, 05/01/34	60,612	68,403
5.500%, 09/01/34	35,849	40,253
5.500%, 01/01/35	48,859	55,170
5.500%, 07/01/35	2,463	2,803
5.500%, 10/01/35	81,601	90,827
5.500%, 11/01/35	142,035	158,318
5.500%, 12/01/35	52,977	59,817
5.500%, 01/01/36	45,099	50,501
5.500%, 02/01/36	40,288	44,857
5.500%, 04/01/36	28,712	32,238
5.500%, 06/01/36	2,404,906	2,713,841
5.500%, 07/01/36	54,664	61,298
5.500%, 08/01/36	81,315	90,748
5.500%, 10/01/36	24,268	27,007
5.500%, 12/01/36	457,572	513,703
5.500%, 02/01/37	38,481	43,066
5.500%, 03/01/37	21,094	23,895
5.500%, 04/01/37	40,171	44,780
5.500%, 06/01/37	62,323	70,151
5.500%, 07/01/37	377,404	423,915
5.500%, 08/01/37	119,042	134,478
5.500%, 09/01/37	53,738	60,026
5.500%, 10/01/37	15,493	17,386
5.500%, 11/01/37	419,603	470,760
5.500%, 12/01/37	20,722	23,182
5.500%, 01/01/38	126,313	141,774
5.500%, 02/01/38	335,826	377,401
5.500%, 03/01/38	145,370	163,106
5.500%, 04/01/38	303,611	341,488
5.500%, 05/01/38	635,940	715,382
5.500%, 06/01/38	464,435	521,948
5.500%, 07/01/38	669,389	751,097
5.500%, 08/01/38	1,791,447	2,009,756
5.500%, 09/01/38	458,080	513,834
5.500%, 10/01/38	13,348,221	14,994,318
5.500%, 11/01/38	4,387,159	4,893,511
5.500%, 12/01/38	12,325	13,716
5.500%, 01/01/39	1,058,239	1,189,224
5.500%, 02/01/39	204,641	228,744
5.500%, 03/01/39	131,267	147,354
5.500%, 06/01/39	4,546,308	5,104,601
5.500%, 09/01/39	108,252	120,880

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 02/01/40	146,310	164,515
5.500%, 03/01/40	19,134	21,403
5.500%, 05/01/40	4,256	4,787
5.500%, 08/01/40	137,342	154,295
5.500%, 02/01/41	83,991	93,556
Freddie Mac ARM Non-Gold Pool
2.109%, 09/01/35 (b)	282,631	298,581
2.422%, 10/01/34 (b)	65,525	69,135
2.464%, 09/01/35 (b)	560,654	594,456
2.538%, 02/01/35 (b)	47,030	49,682
2.552%, 01/01/35 (b)	63,612	67,778
2.557%, 02/01/35 (b)	21,522	22,651
2.569%, 02/01/35 (b)	62,699	65,810
2.574%, 02/01/35 (b)	62,583	66,046
2.615%, 11/01/31 (b)	29,082	30,886
2.623%, 11/01/34 (b)	103,685	109,628
2.623%, 02/01/35 (b)	53,177	55,071
2.672%, 01/01/35 (b)	265,899	281,665
2.691%, 11/01/34 (b)	29,832	31,305
2.711%, 08/01/32 (b)	162,685	168,588
2.719%, 08/01/35 (b)	604,156	637,023
2.721%, 01/01/29 (b)	387,781	406,060
2.732%, 06/01/35 (b)	1,202,792	1,272,641
2.746%, 11/01/34 (b)	51,528	54,703
2.771%, 11/01/34 (b)	47,526	50,535
2.776%, 02/01/35 (b)	62,594	65,277
2.930%, 02/01/35 (b)	97,633	103,293
2.976%, 03/01/35 (b)	105,594	109,708
Freddie Mac REMICS (CMO)
0.692%, 07/15/34 (b)	60,694	60,475
2.125%, 11/15/23 (b)	351,284	361,621
3.500%, 07/15/32	9,114	9,192
3.500%, 01/15/42	23,338,179	25,312,624
6.500%, 01/15/24	22,948	25,749
Freddie Mac Structured Pass-Through Securities (CMO)
1.610%, 10/25/44 (b)	1,165,073	1,209,515
1.610%, 02/25/45 (b)	104,323	107,188
1.810%, 07/25/44 (b)	5,831,428	6,000,588
Ginnie Mae I 30 Yr. Pool
3.000%, TBA (a)	7,000,000	7,300,672
3.500%, TBA (a)	5,000,000	5,307,422
4.000%, TBA (a)	11,000,000	11,807,812
5.000%, 10/15/33	7,192	8,005
5.000%, 12/15/33	43,006	48,528
5.000%, 05/15/34	7,064	8,000
5.000%, 07/15/34	4,667	5,195
5.000%, 11/15/35	4,322	4,810
5.000%, 03/15/36	3,622	4,096
5.000%, 03/15/38	297,039	333,595
5.000%, 06/15/38	629,533	705,163
5.000%, 10/15/38	978,800	1,100,379
5.000%, 11/15/38	255,928	284,869
5.000%, 02/15/39	146,829	164,476
5.000%, 03/15/39	2,304,398	2,589,567

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 04/15/39	1,301,968	$1,449,923
5.000%, 05/15/39	4,598,398	5,198,276
5.000%, 06/15/39	1,677,801	1,876,496
5.000%, 07/15/39	3,075,929	3,454,515
5.000%, 08/15/39	399,765	447,096
5.000%, 09/15/39	484,763	545,089
5.000%, 10/15/39	1,106,038	1,238,947
5.000%, 05/15/40	49,665	55,453
5.000%, 09/15/40	566,719	635,752
5.000%, 12/15/40	40,706	45,597
5.000%, 07/15/41	28,408	31,620
5.000%, TBA (a)	9,000,000	10,013,619
7.000%, 10/15/23	4,088	4,431
7.500%, 01/15/26	4,846	5,307
Ginnie Mae II 30 Yr. Pool
3.500%, TBA (a)	56,000,000	59,392,969
4.000%, TBA (a)	42,000,000	44,884,998
Ginnie Mae II ARM Pool
1.750%, 05/20/26 (b)	19,240	19,579
1.750%, 06/20/27 (b)	5,564	5,765
1.750%, 05/20/28 (b)	5,746	5,951
1.750%, 04/20/29 (b)	5,939	5,985
1.750%, 05/20/29 (b)	9,232	9,580
1.750%, 06/20/30 (b)	11,238	11,666
1.750%, 04/20/31 (b)	14,117	14,435
1.750%, 04/20/32 (b)	8,555	8,897
1.750%, 05/20/32 (b)	17,922	18,638
1.875%, 08/20/27 (b)	74,633	76,541
1.875%, 09/20/27 (b)	68,729	68,771
1.875%, 07/20/29 (b)	9,569	9,934
1.875%, 08/20/29 (b)	9,733	10,103
1.875%, 09/20/29 (b)	11,624	11,864
1.875%, 08/20/31 (b)	3,551	3,695
1.875%, 07/20/32 (b)	6,080	6,179
1.875%, 09/20/33 (b)	54,259	56,435
2.000%, 02/20/22 (b)	10,784	10,945
2.000%, 04/20/22 (b)	585	589
2.000%, 01/20/23 (b)	15,750	16,243
2.000%, 01/20/26 (b)	12,545	12,570
2.000%, 02/20/26 (b)	10,662	11,086
2.000%, 01/20/27 (b)	4,910	5,114
2.000%, 02/20/27 (b)	5,567	5,577
2.000%, 11/20/27 (b)	18,778	19,380
2.000%, 02/20/28 (b)	13,929	14,532
2.000%, 03/20/28 (b)	14,220	14,837
2.000%, 10/20/28 (b)	11,908	12,242
2.000%, 10/20/29 (b)	7,180	7,463
2.000%, 01/20/30 (b)	36,455	38,076
2.000%, 04/20/30 (b)	20,166	20,996
2.000%, 05/20/30 (b)	30,029	31,256
2.000%, 11/20/30 (b)	50,546	52,653
2.000%, 03/20/32 (b)	627	656
2.000%, 03/20/33 (b)	5,647	5,916
2.500%, 11/20/26 (b)	13,885	14,118
2.500%, 10/20/30 (b)	2,955	3,079

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool
2.500%, 10/20/31 (b)	5,842	5,934
Government National Mortgage Association (CMO)
0.742%, 01/16/31 (b)	28,391	28,528
0.942%, 02/16/30 (b)	8,265	8,308
1.036%, 08/20/65 (b)	4,532,123	4,470,962
1.436%, 12/20/65 (b)	30,234,244	30,529,775

		2,362,273,004

U.S. Treasury—43.2%
U.S. Treasury Bonds
2.500%, 02/15/45	6,500,000	6,767,365
2.500%, 02/15/46 (c)	36,900,000	38,423,564
2.500%, 05/15/46 (c)	3,800,000	3,959,866
2.750%, 08/15/42	62,000,000	68,311,414
2.750%, 11/15/42 (c)	92,800,000	102,087,238
2.875%, 05/15/43	57,100,000	64,208,493
2.875%, 08/15/45 (c)	159,900,000	179,550,271
3.000%, 05/15/42	49,500,000	57,176,361
3.000%, 11/15/44	125,600,000	144,410,610
3.000%, 05/15/45	17,600,000	20,229,686
3.125%, 02/15/42	15,800,000	18,669,928
3.125%, 02/15/43	10,600,000	12,495,163
3.125%, 08/15/44 (c)	222,100,000	261,435,909
3.375%, 05/15/44	67,700,000	83,437,610
4.250%, 05/15/39	9,600,000	13,417,498
4.375%, 11/15/39	74,900,000	106,463,309
4.375%, 05/15/40	10,600,000	15,080,980
4.500%, 08/15/39	15,100,000	21,828,938
4.625%, 02/15/40	12,800,000	18,816,499
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/42 (d)	5,187,581	5,197,780
0.750%, 02/15/45 (c) (d)	49,270,665	49,480,460
1.000%, 02/15/46 (d)	10,802,934	11,662,664
1.375%, 02/15/44 (d)	6,363,990	7,356,792
1.750%, 01/15/28 (d)	146,962,530	171,810,367
2.000%, 01/15/26 (d)	57,733,391	67,918,658
2.375%, 01/15/25 (d)	125,007,335	149,258,383
2.375%, 01/15/27 (c) (d)	122,775,840	150,625,820
2.500%, 01/15/29 (d)	91,477,462	115,904,780
3.625%, 04/15/28 (d)	739,530	1,023,171
3.875%, 04/15/29 (d)	9,458,735	13,623,530
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/17 (d) (e) (f)	23,908,548	24,057,355
0.125%, 04/15/20 (c) (d) (e) (f)	33,097,572	33,856,930
0.125%, 04/15/21 (d) (e)	11,001,915	11,272,661
0.125%, 01/15/23 (d)	30,262,880	30,664,014
0.125%, 07/15/24 (c) (d)	192,027,594	193,957,855
0.375%, 07/15/25 (c) (d)	22,697,325	23,371,163
0.625%, 07/15/21 (d) (e)	13,055,220	13,739,770
1.250%, 07/15/20 (d) (e) (f)	15,905,485	17,091,350
U.S. Treasury Notes
0.625%, 09/30/17 (e) (f) (g)	10,400,000	10,409,755
1.375%, 03/31/20 (e) (f) (g)	22,000,000	22,415,932

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.750%, 09/30/22 (e) (g)	20,400,000	$21,046,272
2.250%, 11/15/24 (e)	114,200,000	121,819,310
2.500%, 05/15/24	90,800,000	98,620,876
2.750%, 02/15/24 (g)	43,100,000	47,576,668

		2,650,533,018

Total U.S. Treasury & Government Agencies (Cost $4,849,633,632)		5,012,806,022

Corporate Bonds & Notes—30.9%

Airlines—0.1%
Latam Airlines Pass-Through Trust
4.200%, 11/15/27 (144A)	3,439,570	3,145,487
4.500%, 11/15/23 (144A)	2,918,123	2,560,653

		5,706,140

Auto Manufacturers—1.5%
Ford Motor Credit Co. LLC
1.082%, 11/08/16 (b)	27,900,000	27,908,844
1.181%, 09/08/17 (b)	3,700,000	3,688,597
1.500%, 01/17/17	2,550,000	2,552,524
2.943%, 01/08/19	15,700,000	16,157,624
8.000%, 12/15/16	500,000	515,120
General Motors Financial Co., Inc.
3.150%, 01/15/20	12,300,000	12,451,364
3.200%, 07/13/20	20,300,000	20,565,341
Volkswagen Bank GmbH
0.152%, 11/27/17 (EUR) (b)	6,900,000	7,583,381

		91,422,795

Auto Parts & Equipment—0.2%
Schaeffler Holding Finance B.V.
5.750%, 11/15/21 (EUR) (h)	3,900,000	4,630,986
6.250%, 11/15/19 (144A) (h)	5,300,000	5,512,000

		10,142,986

Banks—18.2%
American Express Bank FSB
6.000%, 09/13/17	31,500,000	33,185,345
American Express Centurion Bank
6.000%, 09/13/17	3,300,000	3,476,560
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (i)	1,700,000	471,644
4.750%, 01/15/18 (EUR) (i)	3,100,000	860,056
Banco Popular Espanol S.A.
11.500%, 10/10/18 (EUR) (b)	5,800,000	6,340,001
Banco Santander Chile
1.529%, 04/11/17 (144A) (b)	29,900,000	29,862,625
Banco Santander S.A.
6.250%, 09/11/21 (EUR) (b)	5,900,000	5,523,491
Bank of America Corp.
2.625%, 04/19/21	10,500,000	10,661,039

Banks—(Continued)
Bank of America Corp.
2.650%, 04/01/19	8,000,000	8,195,792
4.100%, 07/24/23	2,600,000	2,785,471
4.125%, 01/22/24	12,030,000	12,939,215
5.625%, 10/14/16	30,407,000	30,804,420
6.000%, 09/01/17	7,524,000	7,910,034
6.400%, 08/28/17	3,100,000	3,271,008
6.875%, 04/25/18	26,300,000	28,712,946
Bank of America N.A.
1.052%, 05/08/17 (b)	8,000,000	8,005,904
1.096%, 11/14/16 (b)	41,700,000	41,736,696
Bank of Montreal
1.950%, 01/30/17 (144A)	3,600,000	3,622,849
Bank of Nova Scotia (The)
1.250%, 04/11/17	71,200,000	71,305,518
1.950%, 01/30/17 (144A)	800,000	805,409
Bankia S.A.
4.000%, 05/22/24 (EUR) (b)	2,100,000	2,197,211
Barclays Bank plc
6.500%, 09/15/19 (EUR) (b)	5,200,000	5,107,069
7.750%, 04/10/23 (b)	3,700,000	3,820,250
10.179%, 06/12/21 (144A)	17,900,000	22,536,530
14.000%, 06/15/19 (GBP) (b)	600,000	966,487
BB&T Corp.
1.513%, 06/15/18 (b)	27,200,000	27,345,058
BBVA Bancomer S.A.
6.500%, 03/10/21 (144A)	7,800,000	8,560,500
BNP Paribas S.A.
7.375%, 08/19/25 (144A) (b)	5,400,000	5,286,600
BPCE S.A.
1.196%, 11/18/16 (b)	54,700,000	54,746,440
CIT Group, Inc.
5.250%, 03/15/18	5,700,000	5,872,596
Citigroup, Inc.
1.157%, 05/01/17 (b)	65,300,000	65,308,424
1.598%, 07/25/16 (b)	3,200,000	3,201,491
Cooperatieve Rabobank UA
5.250%, 08/04/45	7,500,000	8,337,383
8.400%, 06/29/17 (b)	11,600,000	12,122,000
Credit Agricole S.A.
6.500%, 06/23/21 (EUR) (b)	4,700,000	4,902,875
6.625%, 09/23/19 (144A) (b)	6,500,000	5,898,750
7.875%, 01/23/24 (b)	1,400,000	1,337,000
8.125%, 09/19/33 (b)	3,000,000	3,210,000
8.375%, 10/13/19 (144A) (b)	6,900,000	7,703,505
Credit Suisse Group Funding Guernsey, Ltd.
3.750%, 03/26/25	5,710,000	5,588,685
3.800%, 09/15/22	18,300,000	18,379,093
3.800%, 06/09/23 (144A) (j)	12,100,000	12,068,951
Credit Suisse Group Guernsey I, Ltd.
7.875%, 02/24/41 (b)	7,600,000	7,609,500
Deutsche Bank AG
3.375%, 05/12/21	30,500,000	30,604,981
Goldman Sachs Group, Inc. (The)
1.838%, 04/30/18 (b)	14,261,000	14,335,057
3.750%, 05/22/25	5,375,000	5,613,494

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
HSBC Holdings plc
2.901%, 03/08/21 (b)	11,000,000	$11,271,634
3.400%, 03/08/21	16,800,000	17,311,123
5.250%, 09/16/22 (EUR) (b)	200,000	199,644
6.375%, 03/30/25 (b)	2,800,000	2,667,000
JPMorgan Chase & Co.
1.146%, 02/15/17 (b)	55,300,000	55,360,332
1.782%, 06/07/21 (b)	17,000,000	17,058,480
2.250%, 01/23/20	12,300,000	12,469,162
3.150%, 07/05/16	4,900,000	4,900,000
5.300%, 05/01/20 (b)	17,600,000	17,534,000
JPMorgan Chase Bank N.A.
6.000%, 10/01/17	23,600,000	24,926,580
KBC Bank NV
8.000%, 01/25/23 (b)	4,800,000	5,076,000
Lloyds Bank plc
1.635%, 01/22/19 (b)	7,000,000	6,997,368
12.000%, 12/16/24 (144A) (b)	5,700,000	7,730,682
Lloyds Banking Group plc
3.100%, 07/06/21	9,100,000	9,182,901
7.625%, 06/27/23 (GBP) (b)	11,400,000	14,269,615
7.875%, 06/27/29 (GBP) (b)	565,000	708,907
Mizuho Bank, Ltd.
1.090%, 09/25/17 (144A) (b)	1,300,000	1,294,641
1.824%, 10/20/18 (144A) (b)	11,800,000	11,876,499
2.150%, 10/20/18 (144A)	7,200,000	7,300,325
Morgan Stanley
1.918%, 04/25/18 (b)	32,000,000	32,309,024
2.125%, 04/25/18	4,700,000	4,749,190
National Australia Bank, Ltd.
0.911%, 06/30/17 (144A) (b)	48,300,000	48,255,950
National Bank of Canada
2.200%, 10/19/16 (144A)	1,400,000	1,404,558
Novo Banco S.A.
5.000%, 04/04/19 (EUR)	3,748,000	3,007,637
5.000%, 04/23/19 (EUR)	1,466,000	1,171,563
5.000%, 05/14/19 (EUR)	100,000	79,909
5.000%, 05/23/19 (EUR)	237,000	191,489
Royal Bank of Scotland Group plc
6.990%, 10/05/17 (144A) (b)	2,000,000	2,140,000
8.000%, 08/10/25 (b)	5,700,000	5,315,250
Royal Bank of Scotland plc (The)
6.934%, 04/09/18 (EUR)	6,732,000	8,068,518
9.500%, 03/16/22 (b)	14,200,000	14,765,671
Societe Generale S.A.
4.250%, 04/14/25 (144A)	10,900,000	10,781,506
Sumitomo Mitsui Financial Group, Inc.
2.934%, 03/09/21	15,100,000	15,738,322
UBS AG
1.233%, 06/01/17 (b)	11,000,000	11,002,915
1.523%, 06/01/20 (b)	4,000,000	3,994,264
7.625%, 08/17/22	3,600,000	4,077,000
UBS Group Funding Jersey, Ltd.
3.000%, 04/15/21 (144A) (j)	15,000,000	15,299,250
4.125%, 04/15/26 (144A)	10,200,000	10,600,646

Banks—(Continued)
Wachovia Corp.
0.923%, 06/15/17 (b)	27,870,000	27,829,867
Wells Fargo & Co.
7.980%, 03/15/18 (b)	14,300,000	14,961,375

		1,117,014,750

Beverages—0.0%
Anheuser-Busch InBev Finance, Inc.
3.300%, 02/01/23	1,400,000	1,475,138

Chemicals—0.0%
Rohm & Haas Co.
6.000%, 09/15/17	2,438,000	2,567,709

Computers—0.7%
Apple, Inc.
2.850%, 05/06/21	3,700,000	3,907,751
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
4.420%, 06/15/21 (144A)	12,800,000	13,174,669
5.450%, 06/15/23 (144A)	12,500,000	12,969,663
6.020%, 06/15/26 (144A)	8,600,000	8,965,388
8.100%, 07/15/36 (144A)	4,000,000	4,312,192

		43,329,663

Diversified Financial Services—1.6%
Ally Financial, Inc.
2.750%, 01/30/17	14,700,000	14,768,708
5.500%, 02/15/17	15,000,000	15,225,000
Bear Stearns Cos. LLC (The)
6.400%, 10/02/17	1,400,000	1,487,416
7.250%, 02/01/18	4,200,000	4,578,399
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500%, 07/16/20 (144A)	1,000,000	1,047,500
International Lease Finance Corp.
6.750%, 09/01/16 (144A)	5,300,000	5,326,500
LeasePlan Corp. NV
2.875%, 01/22/19 (144A)	17,600,000	17,608,378
Navient Corp.
8.450%, 06/15/18	8,300,000	8,974,375
OneMain Financial Holdings LLC
6.750%, 12/15/19 (144A)	3,100,000	3,022,500
7.250%, 12/15/21 (144A)	3,100,000	2,968,250
Piper Jaffray Cos.
5.060%, 10/09/18 (144A) (j)	5,000,000	5,037,500
Rio Oil Finance Trust
9.250%, 07/06/24 (144A)	4,108,500	3,512,767
Springleaf Finance Corp.
8.250%, 12/15/20	7,000,000	7,017,500
SteelRiver Transmission Co. LLC
4.710%, 06/30/17 (144A) (j)	5,355,828	5,421,646

		95,996,439

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—0.8%
Dynegy, Inc.
6.750%, 11/01/19	22,450,000	$22,478,062
7.375%, 11/01/22	7,000,000	6,755,000
7.625%, 11/01/24	3,600,000	3,456,000
IPALCO Enterprises, Inc.
3.450%, 07/15/20	6,500,000	6,597,500
Majapahit Holding B.V.
7.250%, 06/28/17	2,040,000	2,149,752
7.750%, 01/20/20	5,000,000	5,715,000

		47,151,314

Food—0.0%
Kraft Heinz Foods Co.
5.000%, 07/15/35 (144A)	2,100,000	2,408,534

Healthcare-Services—0.2%
Aetna, Inc.
1.900%, 06/07/19	10,000,000	10,129,900
HCA, Inc.
3.750%, 03/15/19	4,500,000	4,657,500

		14,787,400

Holding Companies-Diversified—0.1%
Blackstone CQP Holdco L.P.
9.296%, 03/19/19 (144A) (j)	6,614,325	6,606,057

Housewares—0.2%
Newell Brands, Inc.
3.150%, 04/01/21	1,400,000	1,458,495
3.850%, 04/01/23	7,400,000	7,848,950

		9,307,445

Insurance—0.0%
American International Group, Inc.
3.300%, 03/01/21	2,300,000	2,376,142

Lodging—0.1%
Hyatt Hotels Corp.
4.850%, 03/15/26	2,700,000	2,936,447

Media—0.3%
DISH DBS Corp.
4.250%, 04/01/18	500,000	510,000
4.625%, 07/15/17	1,000,000	1,017,500
Numericable-SFR S.A.
6.250%, 05/15/24 (144A)	8,164,000	7,806,825
Time Warner Cable, Inc.
6.750%, 07/01/18	4,900,000	5,373,041
Virgin Media Secured Finance plc
5.125%, 01/15/25 (GBP)	2,000,000	2,595,937
5.500%, 01/15/25 (GBP)	2,700,000	3,522,486

		20,825,789

Oil & Gas—1.6%
Canadian Natural Resources, Ltd.
1.750%, 01/15/18	3,900,000	3,865,863
CNPC General Capital, Ltd.
1.526%, 05/14/17 (144A) (b)	13,600,000	13,597,743
Ecopetrol S.A.
5.375%, 06/26/26	4,100,000	3,987,250
Petrobras Global Finance B.V.
2.768%, 01/15/19 (b)	700,000	632,450
3.536%, 03/17/20 (b)	4,500,000	3,981,150
4.375%, 05/20/23	6,800,000	5,522,960
4.875%, 03/17/20	1,000,000	937,500
5.750%, 01/20/20	5,200,000	5,023,720
6.125%, 10/06/16	3,100,000	3,115,500
6.750%, 01/27/41	5,900,000	4,734,750
8.375%, 05/23/21	4,600,000	4,747,200
Statoil ASA
1.092%, 11/08/18 (b)	49,900,000	49,627,945

		99,774,031

Pharmaceuticals—0.7%
AbbVie, Inc.
1.800%, 05/14/18	13,800,000	13,896,862
2.500%, 05/14/20	5,000,000	5,111,615
2.850%, 05/14/23	8,400,000	8,514,156
Actavis Funding SCS
3.000%, 03/12/20	8,700,000	8,972,562
3.450%, 03/15/22	4,900,000	5,088,944
Valeant Pharmaceuticals International, Inc.
4.500%, 05/15/23 (EUR)	3,900,000	3,267,659

		44,851,798

Pipelines—1.4%
Energy Transfer Partners L.P.
4.750%, 01/15/26	5,000,000	5,142,025
6.125%, 12/15/45	10,600,000	10,991,331
Kinder Morgan Energy Partners L.P.
5.000%, 08/15/42	5,000,000	4,713,915
5.950%, 02/15/18	5,399,000	5,698,769
6.850%, 02/15/20	4,200,000	4,700,329
Kinder Morgan Finance Co. LLC
6.000%, 01/15/18 (144A)	4,420,000	4,650,719
Kinder Morgan, Inc.
1.500%, 03/16/22 (EUR)	6,000,000	6,392,159
MPLX L.P.
4.875%, 06/01/25 (144A)	6,700,000	6,548,064
Regency Energy Partners L.P. / Regency Energy Finance Corp.
5.875%, 03/01/22	6,000,000	6,417,858
Sabine Pass Liquefaction LLC
5.875%, 06/30/26 (144A)	12,400,000	12,446,500
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.125%, 11/15/19	8,250,000	8,167,500

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp.
5.500%, 10/15/19	1,900,000	$1,985,500
6.250%, 10/15/22	4,800,000	5,004,000

		82,858,669

Real Estate Investment Trusts—0.6%
Brixmor Operating Partnership L.P.
4.125%, 06/15/26	5,500,000	5,642,725
Digital Realty Trust L.P.
3.400%, 10/01/20	5,300,000	5,508,778
4.750%, 10/01/25	8,000,000	8,591,960
Goodman Funding Pty, Ltd.
6.000%, 03/22/22 (144A)	5,000,000	5,808,755
Welltower, Inc.
4.250%, 04/01/26	10,300,000	11,072,809

		36,625,027

Retail—0.0%
CVS Pass-Through Trust
6.943%, 01/10/30	857,539	1,030,931

Software—0.2%
Oracle Corp.
1.900%, 09/15/21	6,000,000	6,022,038
2.400%, 09/15/23	6,300,000	6,322,428

		12,344,466

Telecommunications—2.2%
AT&T, Inc.
3.400%, 05/15/25	8,500,000	8,694,710
Sprint Communications, Inc.
9.125%, 03/01/17	2,000,000	2,061,040
Telefonica Emisiones S.A.U.
1.292%, 06/23/17 (b)	29,500,000	29,461,591
Verizon Communications, Inc.
1.057%, 06/09/17 (b)	39,900,000	39,921,027
2.406%, 09/14/18 (b)	3,700,000	3,792,315
3.000%, 11/01/21	6,800,000	7,142,550
3.500%, 11/01/24	20,700,000	22,015,133
3.650%, 09/14/18	14,600,000	15,341,636
Wind Acquisition Finance S.A.
3.751%, 07/15/20 (EUR) (b)	2,800,000	3,014,081

		131,444,083

Transportation—0.1%
Hellenic Railways Organization S.A.
4.028%, 03/17/17 (EUR) (k)	4,900,000	5,165,885
5.014%, 12/27/17 (EUR) (k)	500,000	520,889

		5,686,774

Trucking & Leasing—0.1%
GATX Corp.
6.000%, 02/15/18	5,000,000	5,318,760

Total Corporate Bonds & Notes (Cost $1,847,552,903)		1,893,989,287

Asset-Backed Securities—7.9%

Asset-Backed - Automobile—0.1%
Santander Drive Auto Receivables Trust
1.200%, 12/17/18	6,296,618	6,297,411

Asset-Backed - Home Equity—2.2%
ACE Securities Corp. Home Equity Loan Trust
0.603%, 04/25/36 (b)	9,332,823	8,199,866
0.923%, 10/25/35 (b)	7,100,000	6,143,945
Asset-Backed Funding Certificates Trust
1.153%, 06/25/34 (b)	2,471,516	2,298,989
Asset-Backed Securities Corp. Home Equity Loan Trust
0.533%, 05/25/37 (b)	29,812	20,378
0.903%, 11/25/35 (b)	2,000,000	1,811,611
Bear Stearns Asset-Backed Securities I Trust
0.703%, 04/25/37 (b)	14,741,938	11,064,523
0.913%, 02/25/36 (b)	1,000,000	755,294
1.123%, 06/25/35 (b)	7,800,000	6,808,182
1.253%, 10/27/32 (b)	19,041	17,563
1.453%, 10/25/37 (b)	4,222,677	3,888,513
Citigroup Mortgage Loan Trust
0.613%, 12/25/36 (144A) (b)	11,582,026	7,377,880
0.623%, 05/25/37 (b)	13,485,000	12,371,350
HSI Asset Securitization Corp. Trust
0.623%, 12/25/36 (b)	12,367,011	4,969,293
MASTR Asset-Backed Securities Trust
0.623%, 10/25/36 (b)	8,675,789	7,978,536
Merrill Lynch Mortgage Investors Trust
0.953%, 06/25/36 (b)	2,249,388	2,141,932
Morgan Stanley ABS Capital I, Inc. Trust
0.513%, 05/25/37 (b)	291,622	180,591
0.603%, 06/25/36 (b)	1,456,439	1,299,328
Morgan Stanley Home Equity Loan Trust
0.623%, 04/25/37 (b)	24,001,575	14,307,732
Option One Mortgage Corp. Asset-Backed Certificates
1.093%, 08/25/33 (b)	17,020	16,101
Renaissance Home Equity Loan Trust
1.333%, 08/25/33 (b)	106,933	98,942
5.812%, 11/25/36	23,689,504	13,367,089
Residential Asset Securities Corp. Trust
0.603%, 07/25/36 (b)	13,255,130	11,648,189
0.733%, 06/25/36 (b)	6,000,000	4,780,204
1.033%, 06/25/33 (b)	1,183,676	999,263
1.218%, 03/25/34 (b)	2,137,797	1,982,961
Soundview Home Loan Trust
0.633%, 05/25/36 (b)	8,396,429	7,951,169

		132,479,424

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—0.0%
Conseco Financial Corp.
6.220%, 03/01/30	44,131	$46,395
Mid-State Trust
7.791%, 03/15/38	121,863	131,259

		177,654

Asset-Backed - Other—5.6%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.233%, 05/25/34 (b)	5,736,092	5,302,480
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.833%, 02/25/36 (b)	7,126,545	4,865,316
Bridgeport CLO II, Ltd.
0.877%, 06/18/21 (144A) (b)	2,804,216	2,729,994
Celf Loan Partners IV plc
0.119%, 05/03/23 (GBP) (b)	11,127,991	14,440,979
Chapel B.V.
0.402%, 11/17/64 (EUR) (b)	1,997,815	2,103,671
CIFC Funding, Ltd.
1.587%, 01/19/23 (144A) (b)	2,522,719	2,522,717
Citigroup Mortgage Loan Trust, Inc.
0.513%, 07/25/45 (b)	438,747	303,791
0.693%, 10/25/36 (b)	10,378,810	10,184,356
Countrywide Asset-Backed Certificates
0.593%, 02/25/37 (b)	957,761	919,602
0.593%, 04/25/47 (b)	5,945,081	4,965,564
0.603%, 05/25/37 (b)	2,248,467	2,035,371
0.603%, 06/25/47 (b)	700,681	599,082
0.653%, 06/25/47 (b)	10,787,534	7,281,578
0.673%, 09/25/37 (b)	9,743,040	7,508,604
1.013%, 12/25/35 (b)	3,500,000	3,325,333
5.000%, 10/25/46 (b)	11,249,524	9,096,129
5.329%, 10/25/32 (b)	14,213,179	11,729,598
CWABS Asset-Backed Certificates Trust
0.603%, 03/25/47 (b)	2,341,905	2,002,619
0.803%, 04/25/36 (b)	2,460,395	2,413,110
1.153%, 11/25/35 (b)	10,000,000	8,474,218
1.458%, 01/25/35 (b)	1,615,688	1,616,054
First Franklin Mortgage Loan Trust
0.593%, 12/25/36 (b)	7,952,481	4,684,349
0.813%, 10/25/35 (b)	9,226,165	8,618,809
1.878%, 10/25/34 (b)	5,362,296	4,512,810
GSAMP Trust
0.623%, 12/25/36 (b)	3,516,215	1,884,795
0.843%, 01/25/36 (b)	14,600,000	12,171,035
1.773%, 12/25/34 (b)	7,410,301	4,943,463
Hillmark Funding, Ltd.
0.904%, 05/21/21 (144A) (b)	10,168,802	9,982,724
Home Equity Loan Trust
0.683%, 04/25/37 (b)	15,900,000	9,877,726
Home Equity Mortgage Loan Asset-Backed Trust
0.703%, 03/25/36 (b)	5,009,197	4,898,492

Asset-Backed - Other—(Continued)
LCM IX L.P.
1.830%, 07/14/22 (144A) (b)	6,818,354	6,807,963
Lehman XS Trust
0.623%, 02/25/37 (b)	14,176,534	8,006,949
1.253%, 10/25/35 (b)	5,240,452	4,829,717
Lockwood Grove CLO, Ltd.
2.008%, 01/25/24 (144A) (b)	14,458,714	14,362,722
Long Beach Mortgage Loan Trust
0.608%, 08/25/36 (b)	10,759,864	5,667,906
1.233%, 08/25/35 (b)	10,000,000	6,868,736
Morgan Stanley ABS Capital I, Inc. Trust
1.413%, 06/25/35 (b)	5,947,504	5,894,984
Mountain View Funding CLO, Ltd.
0.888%, 04/15/19 (144A) (b)	1,338,709	1,337,314
Neuberger Berman CLO, Ltd.
1.931%, 07/25/23 (144A) (b)	5,900,000	5,900,000
OHA Park Avenue CLO I, Ltd.
0.906%, 03/14/22 (144A) (b)	3,204,230	3,166,802
OneMain Financial Issuance Trust
3.190%, 03/18/26 (144A)	6,900,000	6,971,060
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.943%, 09/25/35 (b)	5,000,000	3,986,662
1.503%, 10/25/34 (b)	5,800,000	4,930,018
2.253%, 12/25/34 (b)	4,636,570	4,028,968
Penta CLO S.A.
0.067%, 06/04/24 (EUR) (b)	568,605	626,329
RAMP Trust
0.753%, 05/25/36 (b)	30,130,388	23,876,678
0.813%, 08/25/46 (b)	11,640,310	6,541,707
Residential Asset Securities Corp. Trust
0.613%, 11/25/36 (b)	9,922,655	8,803,780
RMAT LLC
4.090%, 07/27/20 (144A)	8,716,681	8,675,631
Securitized Asset-Backed Receivables LLC Trust
0.703%, 05/25/36 (b)	10,527,436	6,016,167
Soundview Home Loan Trust
0.563%, 02/25/37 (b)	2,652,396	1,027,011
Specialty Underwriting & Residential Finance Trust
0.716%, 04/25/37 (b)	5,723,111	3,095,017
Structured Asset Investment Loan Trust
1.188%, 08/25/35 (b)	8,760,000	8,460,945
Structured Asset Securities Corp. Mortgage Loan Trust
0.613%, 03/25/36 (b)	3,341,692	3,223,995
1.353%, 08/25/37 (b)	910,981	862,905
Sunrise S.r.l.
0.242%, 08/27/31 (EUR) (b)	318,702	353,591
U.S. Small Business Administration
5.471%, 03/10/18	602,901	641,990
5.500%, 10/01/18	6,137	6,344
6.220%, 12/01/28	3,479,812	4,001,208

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Wells Fargo Home Equity Asset-Backed Securities Trust
0.933%, 12/25/35 (b)	20,861,000	$17,491,659
Wood Street CLO B.V.
0.107%, 11/22/21 (EUR) (b)	443,082	490,489

		342,949,616

Asset-Backed - Student Loan—0.0%
SLM Student Loan Trust
0.768%, 01/25/19 (b)	1,118,923	1,114,035

Total Asset-Backed Securities (Cost $475,809,241)		483,018,140

Mortgage-Backed Securities—5.9%

Collateralized Mortgage Obligations—3.9%
Adjustable Rate Mortgage Trust
2.929%, 11/25/35 (b)	535,063	449,554
Aire Valley Mortgages plc
0.036%, 09/20/66 (EUR) (b)	3,682,955	3,991,985
Alternative Loan Trust
5.500%, 02/25/36	4,961,143	4,081,488
6.000%, 04/25/37	4,900,751	3,642,632
Alternative Loan Trust Resecuritization
2.893%, 03/25/47 (b)	4,710,413	4,366,840
American Home Mortgage Assets Trust
1.357%, 11/25/46 (b)	3,991,485	1,860,569
American Home Mortgage Investment Trust
2.978%, 02/25/45 (b)	1,417,824	1,415,620
Banc of America Alternative Loan Trust
15.943%, 09/25/35 (b)	4,915,427	5,975,039
26.587%, 11/25/46 (b)	2,205,177	3,735,839
Banc of America Funding Trust
2.854%, 02/20/36 (b)	3,862,929	3,776,917
2.926%, 05/25/35 (b)	1,467,972	1,496,552
3.017%, 01/20/47 (b)	266,731	223,428
Banc of America Funding, Ltd.
0.699%, 10/03/39 (144A) (b)	3,777,473	3,770,513
BCAP LLC Trust
4.000%, 02/26/37 (144A) (b)	1,602,569	1,589,956
5.250%, 02/26/36 (144A)	5,695,688	4,941,450
5.250%, 08/26/37 (144A)	7,526,251	7,751,823
Bear Stearns Adjustable Rate Mortgage Trust
2.380%, 08/25/35 (b)	22,094	22,162
2.460%, 08/25/35 (b)	604,891	602,607
2.930%, 10/25/35 (b)	4,528,205	4,469,910
3.226%, 02/25/33 (b)	15,888	14,989
Bear Stearns ALT-A Trust
1.293%, 11/25/34 (b)	432,924	420,439
2.826%, 11/25/36 (b)	2,906,436	1,984,459
2.902%, 09/25/35 (b)	1,325,758	1,103,686
2.907%, 11/25/36 (b)	4,824,791	3,595,656
2.913%, 05/25/35 (b)	1,645,463	1,575,783
3.037%, 05/25/36 (b)	2,793,918	1,916,929

Collateralized Mortgage Obligations—(Continued)
Bear Stearns Structured Products, Inc. Trust
2.690%, 12/26/46 (b)	1,088,003	811,242
2.878%, 01/26/36 (b)	1,463,736	1,141,958
Chase Mortgage Finance Trust
2.657%, 12/25/35 (b)	3,835,079	3,620,892
2.756%, 03/25/37 (b)	2,345,498	2,125,067
5.393%, 09/25/36 (b)	4,282,910	3,764,722
ChaseFlex Trust
0.753%, 07/25/37 (b)	6,750,511	4,945,669
Chevy Chase Funding LLC Mortgage-Backed Certificate
0.703%, 08/25/35 (144A) (b)	51,047	45,162
CHL Mortgage Pass-Through Trust
5.500%, 12/25/34	8,387,791	8,399,844
Citicorp Mortgage Securities Trust
6.000%, 05/25/37	3,265,176	3,322,261
Citigroup Mortgage Loan Trust
2.430%, 09/25/35 (b)	2,216,650	2,205,104
2.590%, 10/25/46 (b)	2,450,415	1,938,997
2.730%, 10/25/35 (b)	3,881,196	3,822,609
2.760%, 09/25/35 (b)	733,405	725,600
Countrywide Alternative Loan Trust
0.658%, 03/20/46 (b)	194,202	142,560
4.547%, 05/25/35 (b) (l)	2,121,145	211,618
Countrywide Home Loan Mortgage Pass-Through Trust
0.743%, 04/25/35 (b)	158,544	134,935
1.093%, 03/25/35 (b)	721,648	586,970
2.699%, 09/20/36 (b)	4,156,658	3,030,752
Countrywide Home Reperforming Loan REMIC Trust
0.793%, 06/25/35 (144A) (b)	2,288,946	2,023,601
Credit Suisse First Boston Mortgage Securities Corp.
1.054%, 03/25/32 (144A) (b)	64,510	59,252
6.000%, 11/25/35	2,490,413	1,967,494
Deutsche Alt-A Securities Mortgage Loan Trust
0.643%, 08/25/47 (b)	6,392,143	5,284,679
Downey Savings & Loan Association Mortgage Loan Trust
2.667%, 07/19/44 (b)	646,765	635,995
First Horizon Alternative Mortgage Securities Trust
4.247%, 01/25/36 (b) (l)	38,509,725	5,839,118
First Horizon Mortgage Pass-Through Trust
2.929%, 08/25/35 (b)	329,227	287,067
GreenPoint MTA Trust
0.893%, 06/25/45 (b)	73,773	63,836
GSR Mortgage Loan Trust
2.876%, 09/25/35 (b)	57,420	57,646
2.886%, 04/25/36 (b)	3,279,967	2,892,188
6.000%, 03/25/32	158	161
HarborView Mortgage Loan Trust
0.638%, 01/19/38 (b)	168,070	139,270
0.668%, 05/19/35 (b)	1,175,492	968,837

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
IndyMac ARM Trust
1.842%, 01/25/32 (b)	533	$467
1.969%, 01/25/32 (b)	30,871	29,714
IndyMac INDX Mortgage Loan Trust
0.573%, 07/25/36 (b)	7,345,444	6,029,419
0.663%, 05/25/46 (b)	8,346,377	6,788,363
JPMorgan Mortgage Trust
2.870%, 07/25/35 (b)	2,821,156	2,760,495
5.750%, 01/25/36	427,048	361,089
MASTR Alternative Loan Trust
0.853%, 03/25/36 (b)	722,060	120,678
MASTR Asset Securitization Trust
6.000%, 06/25/36	774,815	724,964
Merrill Lynch Mortgage Investors Trust
0.703%, 11/25/35 (b)	86,720	80,817
0.833%, 08/25/35 (b)	6,252,437	5,988,060
1.457%, 10/25/35 (b)	140,783	132,666
Morgan Stanley Re-REMIC Trust
0.871%, 03/26/37 (144A) (b)	4,626,522	3,148,657
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976%, 05/25/35	1,437,761	1,159,208
RALI Series Trust
6.250%, 01/25/37	5,557,937	4,389,012
RBSSP Resecuritization Trust
0.686%, 06/27/36 (144A) (b)	8,300,000	6,746,678
2.487%, 01/26/36 (144A) (b)	15,688,206	15,812,359
Residential Accredit Loans, Inc. Trust
0.633%, 06/25/46 (b)	1,694,402	678,874
0.893%, 06/25/34 (b)	1,740,168	1,687,319
6.000%, 12/25/35	10,377,740	8,862,005
Residential Asset Securitization Trust
6.000%, 06/25/36	4,480,843	3,019,013
RFMSI Trust
0.803%, 06/25/18 (b)	735	715
Sequoia Mortgage Trust
0.798%, 07/20/33 (b)	275,440	256,920
1.088%, 04/19/27 (b)	1,058,564	980,787
Structured Adjustable Rate Mortgage Loan Trust
2.762%, 01/25/35 (b)	1,981,714	1,870,543
2.826%, 08/25/35 (b)	174,725	161,436
2.920%, 04/25/35 (b)	7,697,553	7,259,537
Structured Asset Mortgage Investments II Trust
0.683%, 05/25/45 (b)	1,098,801	951,549
0.698%, 07/19/35 (b)	1,006,155	956,631
WaMu Mortgage Pass-Through Certificates Trust
1.800%, 08/25/42 (b)	78,594	74,405
1.837%, 06/25/42 (b)	160,499	153,169
Wells Fargo Mortgage-Backed Securities Trust
2.667%, 09/25/33 (b)	665,990	659,285
2.737%, 10/25/36 (b)	2,658,026	2,506,064
2.855%, 03/25/36 (b)	12,350,697	11,672,588

Collateralized Mortgage Obligations—(Continued)
Wells Fargo Mortgage-Backed Securities Trust
2.866%, 04/25/36 (b)	1,195,936	1,162,899
2.989%, 07/25/36 (b)	7,761,648	7,395,394
3.194%, 04/25/36 (b)	240,025	34,948
5.750%, 03/25/36	4,163,432	4,220,875

		238,809,533

Commercial Mortgage-Backed Securities—2.0%
BAMLL Commercial Mortgage Securities Trust
3.442%, 03/15/28 (144A) (b)	15,200,000	15,336,001
Banc of America Commercial Mortgage Trust
5.451%, 01/15/49	7,079,694	7,183,916
Bear Stearns Commercial Mortgage Securities Trust
5.331%, 02/11/44	300,708	306,144
5.700%, 06/11/50	5,154,195	5,324,988
Credit Suisse Commercial Mortgage Trust
5.297%, 12/15/39	4,004,513	4,027,613
5.383%, 02/15/40	665,542	671,784
Freddie Mac Multifamily Structured Pass-Through Certificates
1.422%, 08/25/22 (b) (l)	43,946,887	2,839,685
Greenwich Capital Commercial Mortgage Trust
5.444%, 03/10/39	6,423,682	6,482,720
JPMorgan Chase Commercial Mortgage Securities Trust
2.962%, 10/05/28 (144A)	8,700,000	8,876,172
5.420%, 01/15/49	359,128	364,509
5.794%, 02/12/51 (b)	11,929,192	12,385,057
LB-UBS Commercial Mortgage Trust
5.866%, 09/15/45 (b)	11,075,352	11,587,399
ML-CFC Commercial Mortgage Trust
5.485%, 03/12/51 (b)	2,200,000	2,235,593
6.071%, 08/12/49 (b)	7,288,274	7,520,225
Morgan Stanley Capital Trust
1.584%, 08/14/31 (144A) (b)	22,130,272	22,103,386
Morgan Stanley Re-REMIC Trust
5.988%, 08/12/45 (144A) (b)	739,036	752,233
Wachovia Bank Commercial Mortgage Trust
5.889%, 06/15/49 (b)	16,700,000	17,211,079

		125,208,504

Total Mortgage-Backed Securities (Cost $362,869,732)		364,018,037

Municipals—4.6%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable
8.084%, 02/15/50	6,900,000	11,159,784

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Bay Area Toll Bridge Authority, Build America Bonds
7.043%, 04/01/50	10,400,000	$16,526,016
California Infrastructure & Economic Development Bank Revenue, Build America Bonds
6.486%, 05/15/49	2,500,000	3,557,450
California State General Obligation Unlimited, Build America Bonds
7.625%, 03/01/40	16,600,000	26,240,450
7.950%, 03/01/36	5,700,000	6,906,918
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects
7.804%, 03/01/35 (k)	3,100,000	4,498,100
California State University Revenue, Build America Bonds
6.484%, 11/01/41	4,400,000	5,989,632
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds
5.944%, 07/01/40	7,800,000	10,406,292
Chicago Transit Authority Transfer Tax Receipts Revenue
6.300%, 12/01/21	315,000	335,885
6.899%, 12/01/40	14,500,000	18,856,437
City of Chicago, IL General Obligation Unlimited
7.750%, 01/01/42	11,400,000	11,572,824
Clark County, NV, Airport Revenue
6.820%, 07/01/45	4,800,000	7,418,448
East Baton Rouge Sewer Commission, Build America Bonds
6.087%, 02/01/45	15,000,000	16,901,550
Irvine Ranch CA, Water District, Build America Bonds, Taxable
6.622%, 05/01/40	21,700,000	30,759,533
Los Angeles CA, Wastewater System Revenue, Build America Bonds
5.713%, 06/01/39	2,300,000	3,075,583
Los Angeles Department of Water & Power Revenue, Build America Bonds
6.166%, 07/01/40	18,190,000	20,983,620
Los Angeles, Unified School District, Build America Bonds
6.758%, 07/01/34	1,100,000	1,585,045
Metropolitan Transportation Authority, Build America Bonds, Metro Transit Authority
6.089%, 11/15/40	200,000	278,484
Municipal Electric Authority of Georgia, Build America Bonds
6.655%, 04/01/57	1,300,000	1,733,966
Newport Beach CA, Certificates of Participation, Build America Bonds
7.168%, 07/01/40 (k)	31,650,000	43,498,494
Pennsylvania Economic Development Financing Authority, Build America Bonds
6.532%, 06/15/39	1,000,000	1,227,890
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit
7.242%, 01/01/41	1,800,000	2,361,960
Regents of the University of California, Medical Center Pooled Revenue, Build America Bonds
6.548%, 05/15/48	3,400,000	4,965,598
State of California General Obligation Unlimited, Build America Bonds
7.500%, 04/01/34	2,900,000	4,393,819
7.550%, 04/01/39	1,300,000	2,055,001
7.600%, 11/01/40	1,900,000	3,059,171
State of Illinois General Obligation Unlimited, Build America Bonds
6.725%, 04/01/35	5,720,000	6,169,706
State of Texas Transportation Commission Revenue, Build America Bonds
5.178%, 04/01/30	2,300,000	2,950,785
State of Wisconsin, General Fund Annual Appropriation Revenue
5.050%, 05/01/18	2,900,000	3,125,649
Tobacco Settlement Financing Authority, Revenue Bonds
7.467%, 06/01/47	7,110,000	6,755,069

Total Municipals (Cost $219,309,860)		279,349,159

Foreign Government—2.2%

Provincial—1.2%
Province of Ontario Canada
1.650%, 09/27/19	7,000,000	7,094,878
3.150%, 06/02/22 (CAD)	9,300,000	7,917,759
4.000%, 06/02/21 (CAD)	31,100,000	27,228,719
4.400%, 04/14/20	2,700,000	3,006,329
Province of Quebec Canada
3.500%, 07/29/20	10,600,000	11,497,120
3.500%, 12/01/22 (CAD)	3,300,000	2,866,360
4.250%, 12/01/21 (CAD)	15,200,000	13,545,936

		73,157,101

Sovereign—1.0%
Banco Nacional de Desenvolvimento Economico e Social
3.375%, 09/26/16 (144A)	2,600,000	2,598,700
4.125%, 09/15/17 (144A) (EUR)	2,700,000	3,027,187
Export-Import Bank of Korea
4.000%, 01/29/21	2,500,000	2,727,900
5.125%, 06/29/20	2,500,000	2,813,333
Italy Buoni Poliennali Del Tesoro
5.000%, 03/01/25 (144A) (EUR)	21,600,000	31,565,679
Mexican Bonos
8.000%, 06/11/20 (MXN)	372,700,000	22,329,770

		65,062,569

Total Foreign Government (Cost $156,436,522)		138,219,670

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Preferred Stock—0.3%

Security Description	Shares/ Principal/ Notional Amount*	Value

Banks—0.3%
GMAC Capital Trust, 6.411% (b) (Cost $21,508,725)	860,349	$21,353,862

Floating Rate Loans(m)—0.2%

Auto Manufacturers—0.1%
FCA U.S. LLC
Term Loan B, 3.500%, 05/24/17	9,390,261	9,398,646

Transportation—0.1%
Swissport Investments S.A. Term Loan B, 6.250%, 02/09/22 (EUR)	3,000,000	3,300,119

Total Floating Rate Loans (Cost $12,627,258)		12,698,765

Purchased Options—0.1%

Interest Rate Swaptions—0.1%
Call - OTC - 2-Year Interest Rate Swap, Exercise Rate 2.100%, Expires 01/30/18 (Counterparty - JPMorgan Chase Bank N.A.) (k)	83,600,000	1,897,896
Call - OTC - 5-Year Interest Rate Swap, Exercise Rate 1.000%, Expires 12/13/16 (Counterparty - Morgan Stanley Capital Services LLC) (k)	64,600,000	521,160
Call - OTC - 5-Year Interest Rate Swap, Exercise Rate 1.000%, Expires 12/21/16 (Counterparty - Citibank N.A.) (k)	56,200,000	468,407
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.150%, Expires 07/05/16 (Counterparty - Goldman Sachs Bank USA)	528,600,000	53
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 07/05/16 (Counterparty - Citibank N.A.)	828,000,000	83
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 07/05/16 (Counterparty - Goldman Sachs Bank USA)	1,305,600,000	131
Put - OTC - 1-Year Interest Rate Swap, Exercise Rate 1.250%, Expires 07/05/16 (Counterparty - Morgan Stanley Capital Services LLC)	319,700,000	32
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.905%, Expires 08/20/18 (Counterparty - Morgan Stanley Capital Services LLC) (k)	10,200,000	281,194

Interest Rate Swaptions—(Continued)
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.930%, Expires 08/20/18 (Counterparty - Goldman Sachs Bank USA) (k)	11,900,000	$315,709
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 2.940%, Expires 08/20/18 (Counterparty - Goldman Sachs Bank USA) (k)	10,400,000	271,661
Put - OTC - 30-Year Interest Rate Swap, Exercise Rate 3.020%, Expires 08/21/17 (Counterparty - Morgan Stanley Capital Services LLC) (k)	22,600,000	170,169

		3,926,495

Options on Exchange-Traded Futures Contracts—0.0%
Put - U.S. Treasury Note 10-Year Futures @107.50, Expires 08/26/16	389	389
Put - U.S. Treasury Note 10-Year Futures @108.00, Expires 08/26/16	1,869	1,869
Put - U.S. Treasury Note 5-Year Futures @110.00, Expires 08/26/16	812	812
Put - U.S. Treasury Note 5-Year Futures @115.50, Expires 08/26/16	662	5,172

		8,242

Total Purchased Options (Cost $8,125,589)		3,934,737

Short-Term Investments—0.5%

Commercial Paper—0.4%
Coca-Cola Co. (The)
0.870%, 01/06/17 (n)	22,300,000	22,198,145

Discount Note—0.0%
Federal Home Loan Bank
0.310%, 08/10/16 (n)	900,000	899,690

U.S. Treasury—0.1%
U.S. Treasury Bills
0.222%, 07/21/16 (g) (n)	485,000	484,938
0.287%, 11/03/16 (e) (g) (n)	2,175,000	2,172,850
0.415%, 12/08/16 (g) (n)	1,017,000	1,015,141

		3,672,929

Total Short-Term Investments (Cost $26,770,764)		26,770,764

Total Investments—134.3% (Cost $7,980,644,226) (o)		8,236,158,443
Other assets and liabilities (net)—(34.3)%		(2,104,214,996)

Net Assets—100.0%		$6,131,943,447

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2016, the market value of securities pledged was $116,069,486.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $29,333,881.
(g)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2016, the market value of securities pledged was $17,596,871.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $44,433,404, which is 0.7% of net assets. See details shown in the Restricted Securities table that follows.
(k)	Illiquid security. As of June 30, 2016, these securities represent 0.9% of net assets.
(l)	Interest only security.
(m)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(n)	The rate shown represents current yield to maturity.
(o)	As of June 30, 2016, the aggregate cost of investments was $7,980,644,226. The aggregate unrealized appreciation and depreciation of investments were $334,553,291 and $(79,039,074), respectively, resulting in net unrealized appreciation of $255,514,217.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $567,471,682, which is 9.3% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CAD)—	Canadian Dollar
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blackstone CQP Holdco L.P., 9.296%, 03/19/19	06/25/14-12/31/15	$6,614,325	$6,695,826	$6,606,057
Credit Suisse Group Funding Guernsey, Ltd., 3.800%, 06/09/23	06/07/16	12,100,000	12,065,644	12,068,951
Piper Jaffray Cos., 5.060%, 10/09/18	10/08/15	5,000,000	5,000,000	5,037,500
SteelRiver Transmission Co. LLC, 4.710%, 06/30/17	11/17/10	5,355,828	5,355,840	5,421,646
UBS Group Funding Jersey, Ltd., 3.000%, 04/15/21	03/30/16-03/31/16	15,000,000	15,003,748	15,299,250

				$44,433,404

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	31,728,000	Barclays Bank plc	08/12/16	$23,382,568	$247,302
AUD	4,245,000	Citibank N.A.	08/12/16	3,211,819	(50,296)
AUD	7,112,000	Citibank N.A.	08/12/16	5,227,847	68,914
AUD	10,730,000	Citibank N.A.	08/12/16	7,923,829	67,488
AUD	14,593,000	Citibank N.A.	08/12/16	10,921,817	(53,477)
AUD	32,227,000	Citibank N.A.	08/12/16	23,966,353	35,154

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	13,553,000	Goldman Sachs Bank USA	08/12/16	$10,053,542	$40,243
AUD	14,852,000	JPMorgan Chase Bank N.A.	08/12/16	11,015,458	45,776
AUD	32,967,000	JPMorgan Chase Bank N.A.	08/12/16	24,538,894	13,738
BRL	59,699,352	BNP Paribas S.A.	07/05/16	18,599,088	(14,475)
BRL	84,900,000	Citibank N.A.	07/05/16	23,532,999	2,896,662
BRL	25,200,648	JPMorgan Chase Bank N.A.	07/05/16	7,851,158	(6,110)
BRL	59,699,352	JPMorgan Chase Bank N.A.	07/05/16	16,398,218	2,186,395
BRL	59,699,352	BNP Paribas S.A.	08/02/16	17,381,748	1,041,703
BRL	3,798,695	JPMorgan Chase Bank N.A.	01/03/18	1,103,470	(73,878)
CAD	1,418,000	Goldman Sachs Bank USA	07/05/16	1,092,663	4,903
CAD	67,221,259	Societe Generale	07/05/16	51,471,102	559,750
CNY	7,947,027	Citibank N.A.	08/19/16	1,214,213	(19,865)
CNY	15,812,177	BNP Paribas S.A.	09/14/16	2,333,040	41,304
CNY	135,605,397	BNP Paribas S.A.	09/14/16	19,939,038	423,356
CNY	110,244,524	Citibank N.A.	09/26/16	16,172,000	374,772
CNY	9,629,106	UBS AG Stamford	09/26/16	1,409,000	36,248
CNY	44,120,607	JPMorgan Chase Bank N.A.	09/30/16	6,500,753	120,384
CNY	105,680,145	JPMorgan Chase Bank N.A.	09/30/16	15,532,061	327,256
CNY	119,873,630	Goldman Sachs Bank USA	10/11/16	17,646,641	336,073
CNY	291,960,570	Goldman Sachs Bank USA	10/11/16	42,696,778	1,101,373
CNY	9,257,124	BNP Paribas S.A.	12/05/16	1,355,759	30,770
CNY	112,779,000	Deutsche Bank AG	12/05/16	16,562,495	329,506
DKK	22,080,000	JPMorgan Chase Bank N.A.	08/12/16	3,388,501	(89,471)
EUR	1,846,000	Citibank N.A.	08/12/16	2,097,663	(46,254)
EUR	6,838,000	Citibank N.A.	08/12/16	7,693,034	(94,155)
EUR	9,363,000	Citibank N.A.	08/12/16	10,453,067	(48,226)
EUR	2,647,000	Goldman Sachs Bank USA	08/12/16	2,976,361	(34,823)
EUR	898,000	JPMorgan Chase Bank N.A.	08/12/16	1,013,204	(15,282)
EUR	8,818,000	JPMorgan Chase Bank N.A.	08/12/16	10,032,953	(233,756)
EUR	18,466,000	JPMorgan Chase Bank N.A.	08/12/16	20,892,427	(371,676)
EUR	30,109,000	JPMorgan Chase Bank N.A.	08/12/16	33,619,062	(159,771)
EUR	1,815,000	UBS AG Stamford	08/12/16	2,026,865	(9,906)
EUR	3,276,000	UBS AG Stamford	08/12/16	3,672,088	(31,561)
EUR	71,842,000	UBS AG Stamford	08/12/16	79,717,895	118,115
GBP	2,312,000	Citibank N.A.	07/05/16	3,413,122	(335,273)
GBP	4,507,000	JPMorgan Chase Bank N.A.	07/05/16	6,011,009	(11,067)
GBP	5,609,000	JPMorgan Chase Bank N.A.	07/05/16	8,191,501	(724,522)
GBP	11,731,000	JPMorgan Chase Bank N.A.	07/05/16	16,633,028	(1,016,141)
GBP	25,247,000	JPMorgan Chase Bank N.A.	07/05/16	36,451,417	(2,841,361)
GBP	753,000	UBS AG Stamford	07/05/16	1,045,669	(43,238)
GBP	3,994,000	UBS AG Stamford	07/05/16	5,658,799	(341,789)
GBP	14,553,000	UBS AG Stamford	07/05/16	20,984,611	(1,610,937)
GBP	17,751,000	JPMorgan Chase Bank N.A.	08/02/16	23,864,563	(227,874)
INR	15,053,051	Citibank N.A.	08/18/16	222,629	(1,301)
JPY	469,700,000	Barclays Bank plc	08/12/16	4,325,159	228,604
JPY	2,633,600,000	Citibank N.A.	08/12/16	25,275,134	257,739
JPY	2,945,300,000	Citibank N.A.	08/12/16	27,008,008	1,546,811
JPY	5,215,000,000	Citibank N.A.	08/12/16	49,966,676	592,989
JPY	5,717,300,000	Citibank N.A.	08/12/16	54,978,072	451,415
JPY	5,940,500,000	Citibank N.A.	08/12/16	56,847,929	745,492
JPY	4,191,300,000	Goldman Sachs Bank USA	08/12/16	38,329,358	2,305,488
JPY	679,900,000	JPMorgan Chase Bank N.A.	08/12/16	6,262,720	328,942
KRW	1,492,062,600	Barclays Bank plc	08/18/16	1,262,000	32,763
KRW	14,447,830,800	Citibank N.A.	08/18/16	12,246,000	291,354
KRW	37,676,800	Deutsche Bank AG	08/18/16	32,000	695
KRW	1,430,898,500	Societe Generale	08/18/16	1,207,000	34,687
KRW	2,579,902,500	Societe Generale	08/18/16	2,191,000	47,755

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
KRW	6,430,888,500	Societe Generale	08/18/16	$5,458,000	$122,514
KRW	6,515,508,000	Societe Generale	08/18/16	5,496,000	157,944
KRW	10,106,089,200	Societe Generale	08/18/16	8,598,000	171,733
MXN	93,335,456	Goldman Sachs Bank USA	07/07/16	5,131,000	(26,787)
MXN	11,983,000	BNP Paribas S.A.	08/25/16	640,053	12,163
MXN	11,136,000	Barclays Bank plc	08/25/16	593,064	13,051
MXN	13,372,000	Citibank N.A.	08/25/16	719,444	8,373
MXN	13,626,000	Citibank N.A.	08/25/16	741,454	188
MXN	26,326,000	Citibank N.A.	08/25/16	1,409,497	23,386
MXN	29,795,000	Citibank N.A.	08/25/16	1,595,160	26,535
MXN	581,606,000	Citibank N.A.	08/25/16	31,097,768	558,136
MXN	43,789,000	JPMorgan Chase Bank N.A.	08/25/16	2,352,350	31,016
MXN	293,578,000	JPMorgan Chase Bank N.A.	08/25/16	15,640,188	338,802
MXN	701,109,000	JPMorgan Chase Bank N.A.	08/25/16	36,859,734	1,300,531
MYR	14,259,600	UBS AG Stamford	07/28/16	3,495,000	36,600
MYR	11,707,605	Barclays Bank plc	08/10/16	2,859,000	38,083
MYR	12,599,731	JPMorgan Chase Bank N.A.	08/10/16	3,053,000	64,842
MYR	20,644,295	Societe Generale	08/10/16	5,026,000	82,494
MYR	20,790,715	Societe Generale	08/10/16	5,074,000	70,726
RUB	3,508,996,618	JPMorgan Chase Bank N.A.	07/15/16	54,462,155	265,975
RUB	3,551,001,559	JPMorgan Chase Bank N.A.	08/19/16	51,903,845	2,979,464
SGD	9,928,000	Citibank N.A.	08/18/16	7,286,204	80,721
SGD	7,414,000	Societe Generale	08/18/16	5,469,679	31,770
SGD	10,824,000	Westpac Banking Corp.	08/18/16	8,031,163	626
TWD	249,276,720	JPMorgan Chase Bank N.A.	08/18/16	7,708,000	27,012
TWD	11,271,720	Societe Generale	08/18/16	348,000	1,759

Contracts to Deliver
AUD	3,346,000	BNP Paribas S.A.	08/12/16	$2,471,322	$(20,658)
AUD	23,592,000	Citibank N.A.	08/12/16	17,509,883	(60,587)
AUD	2,021,000	Citibank N.A.	08/12/16	1,477,942	(27,225)
AUD	11,471,000	Goldman Sachs Bank USA	08/12/16	8,517,205	(25,982)
AUD	34,393,000	JPMorgan Chase Bank N.A.	08/12/16	24,724,904	(889,761)
AUD	24,598,000	JPMorgan Chase Bank N.A.	08/12/16	17,805,144	(514,559)
BRL	59,699,352	BNP Paribas S.A.	07/05/16	17,517,416	(1,067,197)
BRL	84,900,000	Citibank N.A.	07/05/16	26,450,246	20,585
BRL	84,900,000	JPMorgan Chase Bank N.A.	07/05/16	22,694,467	(3,735,194)
BRL	75,000,000	UBS AG Stamford	07/05/17	26,417,753	5,285,337
BRL	3,798,695	BNP Paribas S.A.	01/03/18	1,111,054	81,462
CAD	598,000	BNP Paribas S.A.	07/05/16	459,780	(3,086)
CAD	68,041,259	JPMorgan Chase Bank N.A.	07/05/16	51,892,872	(772,679)
CAD	541,000	Barclays Bank plc	08/02/16	416,340	(2,454)
CAD	67,221,259	Societe Generale	08/02/16	51,476,029	(560,663)
CNY	74,183,863	BNP Paribas S.A.	09/14/16	11,275,000	135,613
CNY	77,233,711	UBS AG Stamford	09/14/16	11,743,000	145,650
CNY	119,873,630	Goldman Sachs Bank USA	09/26/16	17,672,657	(319,363)
CNY	149,800,752	JPMorgan Chase Bank N.A.	09/30/16	22,832,000	351,546
CNY	15,812,177	BNP Paribas S.A.	10/11/16	2,327,031	(45,016)
CNY	9,257,124	BNP Paribas S.A.	10/11/16	1,362,745	(25,953)
CNY	61,149,914	JPMorgan Chase Bank N.A.	10/11/16	9,353,000	179,661
CNY	44,120,607	JPMorgan Chase Bank N.A.	10/11/16	6,493,577	(125,129)
CNY	289,629,936	UBS AG Stamford	10/11/16	44,124,000	675,476
CNY	122,036,124	JPMorgan Chase Bank N.A.	12/05/16	18,332,000	53,470
EUR	10,072,000	BNP Paribas S.A.	08/12/16	11,115,278	(77,455)
EUR	1,374,000	Citibank N.A.	08/12/16	1,545,026	18,138
EUR	101,877,208	Goldman Sachs Bank USA	08/12/16	116,388,903	3,175,605

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	766,000	Goldman Sachs Bank USA	08/12/16	$872,868	$21,634
EUR	25,456,000	JPMorgan Chase Bank N.A.	08/12/16	28,498,987	210,445
EUR	24,240,000	UBS AG Stamford	08/12/16	26,847,497	(89,739)
EUR	11,020,000	UBS AG Stamford	08/12/16	12,483,676	237,458
EUR	177,000	UBS AG Stamford	08/12/16	202,214	5,519
GBP	33,245,000	BNP Paribas S.A.	07/05/16	48,813,966	4,556,577
GBP	4,148,000	BNP Paribas S.A.	07/05/16	6,080,607	558,584
GBP	5,220,000	Citibank N.A.	07/05/16	7,396,370	447,248
GBP	32,778,000	JPMorgan Chase Bank N.A.	07/05/16	46,689,747	3,054,051
GBP	22,223,000	JPMorgan Chase Bank N.A.	07/05/16	32,491,953	2,907,595
GBP	9,935,000	JPMorgan Chase Bank N.A.	07/05/16	13,134,373	(91,591)
JPY	578,700,000	Citibank N.A.	08/12/16	5,377,926	(232,597)
JPY	2,745,000,000	Goldman Sachs Bank USA	08/12/16	25,175,818	(1,437,084)
JPY	400,800,000	Goldman Sachs Bank USA	08/12/16	3,903,070	17,295
JPY	21,480,400,000	JPMorgan Chase Bank N.A.	08/12/16	197,329,107	(10,924,362)
JPY	2,916,700,000	JPMorgan Chase Bank N.A.	08/12/16	26,494,281	(1,783,260)
JPY	30,200,000	JPMorgan Chase Bank N.A.	08/12/16	275,150	(17,641)
KRW	5,405,513,400	Barclays Bank plc	08/18/16	4,613,000	(77,727)
KRW	9,691,145,400	Citibank N.A.	08/18/16	8,275,603	(134,055)
KRW	1,190,500	Citibank N.A.	08/18/16	1,000	(33)
KRW	80,205,990,220	Goldman Sachs Bank USA	08/18/16	69,202,752	(397,374)
KRW	8,492,554,400	Goldman Sachs Bank USA	08/18/16	7,139,000	(230,560)
KRW	8,287,070,500	Goldman Sachs Bank USA	08/18/16	6,961,000	(230,248)
KRW	12,249,721,580	JPMorgan Chase Bank N.A.	08/18/16	10,432,842	(197,064)
KRW	2,221,493,400	JPMorgan Chase Bank N.A.	08/18/16	1,909,073	(18,666)
KRW	14,330,160,000	Societe Generale	08/18/16	12,248,000	(187,243)
KRW	13,090,886,900	Societe Generale	08/18/16	11,227,176	(132,666)
MXN	119,202,000	Barclays Bank plc	08/25/16	6,369,500	(118,478)
MXN	317,159,000	Citibank N.A.	08/25/16	16,936,645	(325,823)
MXN	218,531,000	Citibank N.A.	08/25/16	11,877,051	(17,249)
MXN	167,661,000	Citibank N.A.	08/25/16	9,169,219	43,693
MXN	111,128,000	Citibank N.A.	08/25/16	5,961,762	(86,761)
MXN	874,160,251	Credit Suisse International	08/25/16	48,194,964	615,791
MYR	20,114,818	Barclays Bank plc	08/10/16	4,861,000	(116,473)
MYR	62,059,719	UBS AG Stamford	08/10/16	15,253,710	(103,158)
MYR	21,003,855	UBS AG Stamford	08/10/16	5,167,000	(30,468)
MYR	10,067,288	UBS AG Stamford	08/10/16	2,445,000	(46,181)
PHP	15,819,300	Deutsche Bank AG	08/18/16	336,760	1,217
RUB	3,508,996,618	UBS AG Stamford	07/15/16	51,983,210	(2,744,919)
RUB	3,508,996,618	JPMorgan Chase Bank N.A.	09/15/16	53,614,213	(241,034)
SGD	11,032,000	Barclays Bank plc	08/18/16	7,985,234	(200,898)
SGD	82,334,000	Citibank N.A.	08/18/16	60,631,098	(463,626)
SGD	11,922,000	Citibank N.A.	08/18/16	8,769,723	(76,820)
SGD	11,219,710	Credit Suisse International	08/18/16	8,251,000	(74,419)
SGD	13,990,034	JPMorgan Chase Bank N.A.	08/18/16	10,138,000	(243,098)
THB	14,297,612	Citibank N.A.	08/18/16	405,894	(673)
TRY	1,090,000	Citibank N.A.	07/27/16	373,595	(2,964)
TWD	312,747,495	BNP Paribas S.A.	08/18/16	9,687,084	(17,415)
TWD	23,142,772	Goldman Sachs Bank USA	08/18/16	712,524	(5,592)
TWD	447,991,907	JPMorgan Chase Bank N.A.	08/18/16	13,856,848	(44,261)

Net Unrealized Appreciation					$8,607,560

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/16	2	AUD	269,654	$2,047
Euro-BTP Futures	09/08/16	1,305	EUR	184,699,421	1,561,007
U.S. Treasury Long Bond Futures	09/21/16	922	USD	152,161,839	6,739,098
U.S. Treasury Note 10 Year Futures	09/21/16	3,665	USD	479,436,481	7,951,253
U.S. Treasury Note 5 Year Futures	09/30/16	16,556	USD	1,986,696,679	35,851,548

Futures Contracts—Short
90 Day Eurodollar Futures	09/18/17	(5,401)	USD	(1,325,928,879)	(13,924,196)
90 Day Eurodollar Futures	12/18/17	(1,565)	USD	(386,791,965)	(1,230,223)
90 Day Eurodollar Futures	03/19/18	(2,064)	USD	(507,457,088)	(4,079,512)
90 Day Eurodollar Futures	06/18/18	(1,008)	USD	(248,201,481)	(1,505,319)
90 Day Eurodollar Futures	09/17/18	(2,578)	USD	(635,413,975)	(2,898,825)
90 Day Eurodollar Futures	12/17/18	(2,934)	USD	(722,284,832)	(3,733,468)
90 Day Sterling Futures	09/20/17	(310)	GBP	(38,289,868)	(447,476)
90 Day Sterling Futures	03/21/18	(3,540)	GBP	(437,482,058)	(4,677,269)
90 Day Sterling Futures	06/20/18	(2,301)	GBP	(285,521,062)	(1,422,424)
Canada Government Bond 10 Year Futures	09/21/16	(387)	CAD	(55,891,145)	(1,083,892)
U.S. Treasury Note 10 Year Futures	09/21/16	(2,077)	USD	(271,337,589)	(4,870,958)
United Kingdom Long Gilt Bond Futures	09/28/16	(23)	GBP	(2,815,983)	(185,426)

Net Unrealized Appreciation					$12,045,965

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Call/USD Put	USD	0.773	UBS AG Stamford	07/01/16	(13,900,000)	$(68,202)	$—	$68,202
AUD Call/USD Put	USD	0.751	Citibank N.A.	07/13/16	(23,000,000)	(124,923)	(80,827)	44,096
AUD Call/USD Put	USD	0.752	Westpac Banking Corp.	07/15/16	(28,700,000)	(193,081)	(107,943)	85,138
AUD Call/USD Put	USD	0.744	Deutsche Bank AG	07/26/16	(21,600,000)	(95,073)	(190,492)	(95,419)
AUD Put/USD Call	USD	0.709	Barclays Bank plc	07/01/16	(13,900,000)	(82,945)	—	82,945
EUR Call/USD Put	USD	1.133	Goldman Sachs Bank USA	07/01/16	(24,800,000)	(124,944)	—	124,944
EUR Call/USD Put	USD	1.128	UBS AG Stamford	08/08/16	(38,800,000)	(261,783)	(248,705)	13,078
GBP Call/USD Put	USD	1.378	BNP Paribas S.A.	07/27/16	(21,200,000)	(174,871)	(106,427)	68,444
USD Call/BRL Put	BRL	6.300	Credit Suisse International	01/11/18	(17,700,000)	(942,525)	(214,170)	728,355
USD Call/JPY Put	JPY	105.000	Goldman Sachs Bank USA	08/08/16	(21,800,000)	(159,838)	(209,847)	(50,009)
USD Call/KRW Put	KRW	1,217.000	Deutsche Bank AG	07/27/16	(21,600,000)	(106,056)	(20,952)	85,104
USD Call/KRW Put	KRW	1,207.000	Societe Generale	08/02/16	(17,500,000)	(77,000)	(39,917)	37,083
USD Call/KRW Put	KRW	1,197.000	Societe Generale	08/05/16	(18,300,000)	(84,180)	(69,064)	15,116
USD Call/KRW Put	KRW	1,205.000	JPMorgan Chase Bank N.A.	08/16/16	(47,300,000)	(325,661)	(195,113)	130,548
USD Call/KRW Put	KRW	1,209.000	BNP Paribas S.A.	09/29/16	(14,100,000)	(115,761)	(123,544)	(7,783)
USD Call/MXN Put	MXN	20.000	Goldman Sachs Bank USA	07/27/16	(12,300,000)	(91,635)	(8,475)	83,160
USD Call/MXN Put	MXN	19.650	Goldman Sachs Bank USA	07/27/16	(7,700,000)	(39,077)	(11,203)	27,874
USD Call/MXN Put	MXN	19.800	Credit Suisse International	08/09/16	(14,500,000)	(97,875)	(34,278)	63,597
USD Put/KRW Call	KRW	1,133.000	Societe Generale	07/11/16	(20,500,000)	(131,610)	(31,139)	100,471
USD Put/KRW Call	KRW	1,150.000	Goldman Sachs Bank USA	07/15/16	(14,800,000)	(110,630)	(113,442)	(2,812)
USD Put/KRW Call	KRW	1,150.000	Deutsche Bank AG	07/27/16	(21,600,000)	(90,720)	(220,536)	(129,816)
USD Put/KRW Call	KRW	1,159.000	Societe Generale	07/29/16	(20,000,000)	(123,000)	(308,000)	(185,000)
USD Put/KRW Call	KRW	1,149.000	Societe Generale	08/02/16	(17,500,000)	(108,500)	(195,282)	(86,782)
USD Put/KRW Call	KRW	1,139.000	Societe Generale	08/05/16	(18,300,000)	(94,245)	(148,669)	(54,424)
USD Put/KRW Call	KRW	1,132.000	JPMorgan Chase Bank N.A.	08/16/16	(47,300,000)	(204,100)	(358,534)	(154,434)
USD Put/MXN Call	MXN	17.950	Goldman Sachs Bank USA	07/01/16	(18,600,000)	(114,855)	(1,023)	113,832
USD Put/MXN Call	MXN	17.650	Goldman Sachs Bank USA	07/07/16	(17,900,000)	(160,653)	(5,513)	155,140
USD Put/MXN Call	MXN	18.370	Goldman Sachs Bank USA	07/27/16	(7,700,000)	(42,927)	(123,585)	(80,658)
USD Put/MXN Call	MXN	18.500	Goldman Sachs Bank USA	07/27/16	(12,300,000)	(81,180)	(248,362)	(167,182)
USD Put/MXN Call	MXN	18.300	Credit Suisse International	08/09/16	(14,500,000)	(114,912)	(237,293)	(122,381)

Totals						$(4,542,762)	$(3,652,335)	$890,427

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Written Options—(Continued)

Inflation Capped Options	Strike Index	Counterparty	Exercise Index	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/10/20	$(5,800,000)	$(43,500)	$(493)	$43,007
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	03/12/20	(16,200,000)	(137,080)	(1,379)	135,701
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	(38,800,000)	(346,040)	(3,981)	342,059
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	(17,500,000)	(225,750)	(2,739)	223,011
Floor - OTC CPURNSA Index	218.016	Deutsche Bank AG	Maximum of [(1 + 0.000%) [10] - (Final Index/Initial Index)] or 0	10/13/20	(18,000,000)	(176,400)	(3,121)	173,279

Totals						$(928,770)	$(11,713)	$917,057

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 2 Yr. IRS	1.100%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/30/18	USD	(83,600,000)	$(434,720)	$(651,110)	$(216,390)
Call - 2 Yr. IRS	1.600%	JPMorgan Chase Bank N.A.	3M LIBOR	Receive	01/30/18	USD	(83,600,000)	(756,580)	(1,202,712)	(446,132)
Call - 5 Yr. IRS	0.765%	Morgan Stanley Capital Services LLC	3M LIBOR	Receive	12/13/16	USD	(129,200,000)	(550,715)	(518,363)	32,352
Call - 5 Yr. IRS	0.770%	Citibank N.A.	3M LIBOR	Receive	12/21/16	USD	(112,400,000)	(460,840)	(479,348)	(18,508)
Put - 5 Yr. IRS	2.700%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	08/21/17	USD	(99,400,000)	(1,540,700)	(71,816)	1,468,884
Put - 5 Yr. IRS	2.800%	Morgan Stanley Capital Services LLC	3M LIBOR	Pay	08/20/18	USD	(45,000,000)	(1,003,705)	(156,821)	846,884
Put - 5 Yr. IRS	2.800%	Goldman Sachs Bank USA	3M LIBOR	Pay	08/20/18	USD	(98,200,000)	(2,287,027)	(342,217)	1,944,810

Totals								$(7,034,287)	$(3,422,387)	$3,611,900

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. CDS	1.150%	Citibank N.A.	CDX.ITRAXX.MAIN.25	Sell	09/21/16	EUR	(3,200,000)	$(7,901)	$(6,820)	$1,081
Put - 5 Yr. CDS	1.250%	Societe Generale	CDX.ITRAXX.MAIN.25	Sell	09/21/16	EUR	(7,300,000)	(21,432)	(11,102)	10,330
Put - 5 Yr. CDS	1.250%	Deutsche Bank AG	CDX.ITRAXX.MAIN.25	Sell	09/21/16	EUR	(7,300,000)	(21,837)	(11,102)	10,735
Put - 5 Yr. CDS	1.050%	Barclays Bank plc	CDX.ITRAXX.MAIN.25	Sell	07/20/16	EUR	(46,800,000)	(86,309)	(20,538)	65,771

Totals								$(137,479)	$(49,562)	$87,917

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - U.S. Treasury Note 10 Year Futures	$132.000	07/22/16	(993)	$(293,302)	$(263,766)	$29,536

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Pay	28-Day TIIE	5.750%	06/05/23	Goldman Sachs Bank USA	MXN	200,000	$(32)	$(486)	$454

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Swap Agreements—(Continued)

OTC Variance Swaps

Pay/Receive Variance	Reference Entity	Variance Strike	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Receive	VOLS USD BRL	0.225%	07/13/16	Goldman Sachs Bank USA	USD	44,000	$146,664	$—	$146,664

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	4.388%	07/28/17	MXN	576,300,000	$(148,780)
Pay	28-Day TIIE	4.975%	01/16/20	MXN	70,000,000	(42,324)
Pay	28-Day TIIE	5.010%	10/10/19	MXN	119,200,000	(31,747)
Pay	28-Day TIIE	5.270%	02/05/20	MXN	1,116,900,000	(198,162)
Pay	28-Day TIIE	5.608%	10/08/21	MXN	184,000,000	173,452
Pay	28-Day TIIE	5.700%	01/18/19	MXN	194,000,000	(160,868)
Pay	28-Day TIIE	5.850%	12/21/21	MXN	71,000,000	(147,500)
Pay	28-Day TIIE	5.970%	05/31/23	MXN	484,600,000	(1,024)
Pay	28-Day TIIE	6.000%	06/07/22	MXN	185,000,000	99,701
Pay	28-Day TIIE	6.960%	07/27/20	MXN	548,100,000	(333,175)
Receive	3M LIBOR	2.000%	12/16/19	USD	268,800,000	(9,050,115)
Receive	3M LIBOR	2.000%	12/16/20	USD	241,500,000	(12,328,596)
Receive	3M LIBOR	2.000%	06/15/21	USD	51,400,000	(769,001)
Receive	3M LIBOR	2.000%	06/15/21	USD	149,300,000	(2,210,661)
Receive	3M LIBOR	2.250%	12/16/22	USD	490,100,000	(39,017,437)
Receive	3M LIBOR	2.250%	06/15/26	USD	33,300,000	(2,799,762)
Receive	3M LIBOR	2.250%	06/15/26	USD	108,700,000	(8,800,172)
Receive	3M LIBOR	2.350%	08/05/25	USD	82,400,000	(7,244,019)
Receive	3M LIBOR	2.500%	12/16/25	USD	32,400,000	(3,269,182)
Receive	3M LIBOR	2.500%	06/15/46	USD	17,300,000	(2,918,828)
Receive	3M LIBOR	2.500%	06/15/46	USD	28,700,000	(3,094,880)
Receive	3M LIBOR	2.750%	12/16/45	USD	583,360,000	(143,376,116)
Receive	6M LIBOR	0.750%	12/21/18	GBP	68,700,000	(412,453)
Receive	6M LIBOR	1.000%	09/21/18	GBP	308,400,000	(3,289,195)
Receive	6M LIBOR	1.250%	09/21/18	GBP	49,800,000	(606,089)
Receive	6M LIBOR	1.500%	12/16/17	GBP	219,300,000	(730,480)
Receive	6M LIBOR	1.500%	09/21/18	GBP	25,500,000	(507,679)

Net Unrealized Depreciation						$(241,215,092)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Unrealized Appreciation
CDX.ITRAXX.MAIN.25	1.000%	06/20/21	0.839%	EUR	186,900,000	$611,047
CDX.ITRAXX.XO.25	5.000%	06/20/21	3.658%	EUR	34,700,000	375,766
CDX.NA.IG.26	1.000%	06/20/21	0.789%	USD	60,400,000	278,202

Net Unrealized Appreciation						$1,265,015

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Canadian Natural Resources, Ltd. 5.700%, due 05/15/17	(1.000%)	03/20/18	Morgan Stanley Capital Services LLC	1.011%	USD	3,900,000	$727	$204,582	$(203,855)

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	1.000%	12/20/16	BNP Paribas S.A.	0.666%	USD	15,600,000	$24,915	$(256,458)	$281,373
Brazilian Government International Bond 4.250%, due 01/07/25	1.000%	12/20/16	Goldman Sachs International	0.666%	USD	8,300,000	13,256	(141,100)	154,356
Goldman Sachs Group, Inc. 5.950%, due 01/18/18	1.000%	09/20/20	Barclays Bank plc	0.958%	USD	12,000,000	20,536	(11,456)	31,992
Goldman Sachs Group, Inc. 5.950%, due 01/18/18	1.000%	09/20/20	Credit Suisse International	0.958%	USD	10,500,000	17,969	—	17,969
Italy Government International Bond 6.875%, due 09/27/23	1.000%	09/20/16	Deutsche Bank AG	0.477%	USD	7,900,000	9,388	50,080	(40,692)
Italy Government International Bond 6.875%, due 09/27/23	1.000%	06/20/21	JPMorgan Chase Bank N.A.	1.390%	USD	15,900,000	(291,564)	(260,741)	(30,823)
Italy Government International Bond 6.875%, due 09/27/23	1.000%	06/20/21	Societe Generale	1.390%	USD	39,000,000	(715,156)	(661,016)	(54,140)
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	09/20/16	Goldman Sachs International	0.364%	USD	4,600,000	6,645	(21,933)	28,578
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	09/20/16	JPMorgan Chase Bank N.A.	0.364%	USD	2,000,000	2,889	11,531	(8,642)
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	09/20/16	Morgan Stanley Capital Services LLC	0.364%	USD	9,400,000	13,580	(40,540)	54,120
Mexico Government International Bond 7.500%, due 04/08/33	1.000%	09/20/16	UBS AG Stamford	0.364%	USD	4,100,000	5,923	(17,990)	23,913
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/16	Citibank N.A.	0.371%	USD	5,000,000	15,041	65,986	(50,945)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/16	JPMorgan Chase Bank N.A.	0.371%	USD	1,200,000	3,610	16,197	(12,587)
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	06/20/17	Goldman Sachs International	0.475%	USD	2,900,000	14,881	(12,796)	27,677
Mexico Government International Bond 5.950% due 03/19/19	1.000%	12/20/20	Citibank N.A.	1.411%	USD	11,700,000	(207,205)	(498,295)	291,090
Mexico Government International Bond 5.950%, due 03/19/19	1.000%	12/20/20	Deutsche Bank AG	1.411%	USD	22,200,000	(393,158)	(856,133)	462,975
Morgan Stanley 6.000%, due 04/28/15	1.000%	09/20/18	Deutsche Bank AG	0.655%	USD	24,100,000	183,948	298,407	(114,459)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	12/20/19	BNP Paribas S.A.	5.720%	USD	7,900,000	(1,165,417)	(819,205)	(346,212)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	12/20/19	Barclays Bank plc	5.720%	USD	2,700,000	(398,307)	(370,863)	(27,444)

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	12/20/19	Goldman Sachs International	5.720%	USD	1,600,000	$(236,034)	$(172,703)	$(63,331)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	03/20/20	BNP Paribas S.A.	5.888%	USD	1,600,000	(258,753)	(308,005)	49,252
Tesco plc 6.000%, due 12/14/29	1.000%	12/20/20	Credit Suisse International	2.545%	EUR	8,000,000	(583,024)	(799,002)	215,978
Tesco plc 6.000%, due 12/14/29	1.000%	12/20/20	Goldman Sachs International	2.545%	EUR	3,000,000	(218,634)	(289,905)	71,271
Volkswagen International Finance N.V. 5.380%, due 05/22/18	1.000%	12/20/17	JPMorgan Chase Bank N.A.	0.569%	EUR	13,600,000	96,797	(308,303)	405,100

Totals							$(4,037,874)	$(5,404,243)	$1,366,369

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2016(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CDX.NA.IG.9	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.060%	USD	1,928,998	$14,081	$—	$14,081
CMBX.NA.AAA.8	0.500%	10/17/57	Deutsche Bank AG	0.000%	USD	38,200,000	(1,426,174)	(2,546,538)	1,120,364
CMBX.NA.AAA.8	0.500%	10/17/57	Goldman Sachs International	0.000%	USD	20,000,000	(746,688)	(1,635,446)	888,758
CMBX.NA.AAA.8	0.500%	10/17/57	Morgan Stanley Capital Services LLC	0.000%	USD	20,700,000	(772,822)	(1,552,537)	779,715

Totals							$(2,931,603)	$(5,734,521)	$2,802,918

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PHP)—	Philippine Peso
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(CMBX)—	Commercial Mortgage-Backed Index
(CDS)—	Credit Default Swap
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CDX.ITRAXX.MAIN)—	Markit iTraxx Europe Main CDS Index
(CDX.ITRAXX.XO)—	Markit iTraxx Crossover Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$5,012,806,022	$—	$5,012,806,022
Total Corporate Bonds & Notes*	—	1,893,989,287	—	1,893,989,287
Total Asset-Backed Securities*	—	483,018,140	—	483,018,140
Total Mortgage-Backed Securities*	—	364,018,037	—	364,018,037
Total Municipals	—	279,349,159	—	279,349,159
Total Foreign Government*	—	138,219,670	—	138,219,670
Total Preferred Stock*	21,353,862	—	—	21,353,862
Total Floating Rate Loans*	—	12,698,765	—	12,698,765
Purchased Options
Interest Rate Swaptions	—	3,926,495	—	3,926,495
Options on Exchange-Traded Futures Contracts	8,242	—	—	8,242
Total Purchased Options	8,242	3,926,495	—	3,934,737

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Commercial Paper	$—	$22,198,145	$—	$22,198,145
Discount Note	—	899,690	—	899,690
U.S. Treasury	—	3,672,929	—	3,672,929
Total Short-Term Investments	—	26,770,764	—	26,770,764
Total Investments	$21,362,104	$8,214,796,339	$—	$8,236,158,443

Secured Borrowings (Liability)	$—	$(68,028,245)	$—	$(68,028,245)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$46,556,013	$—	$46,556,013
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(37,948,453)	—	(37,948,453)
Total Forward Contracts	$—	$8,607,560	$—	$8,607,560
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$52,104,953	$—	$—	$52,104,953
Futures Contracts (Unrealized Depreciation)	(40,058,988)	—	—	(40,058,988)
Total Futures Contracts	$12,045,965	$—	$—	$12,045,965
Written Options
Credit Default Swaptions at Value	$—	$(49,562)	$—	$(49,562)
Foreign Currency Written Options at Value	—	(3,652,335)	—	(3,652,335)
Inflation Capped Options at Value	—	(11,713)	—	(11,713)
Interest Rate Swaptions at Value	—	(3,422,387)	—	(3,422,387)
Options on Exchange-Traded Futures Contracts at Value	(263,766)	—	—	(263,766)
Total Written Options	$(263,766)	$(7,135,997)	$—	$(7,399,763)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,538,168	$—	$1,538,168
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(241,488,245)	—	(241,488,245)
Total Centrally Cleared Swap Contracts	$—	$(239,950,077)	$—	$(239,950,077)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$590,850	$—	$590,850
OTC Swap Contracts at Value (Liabilities)	—	(7,412,968)	—	(7,412,968)
Total OTC Swap Contracts	$—	$(6,822,118)	$—	$(6,822,118)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation	Transfers out of Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation from Investments Still Held at June 30, 2016
Corporate Bonds & Notes
Holding Companies-Diversified	$4,006,784	$—	$(4,006,784)	$—	$—

Total	$4,006,784	$—	$(4,006,784)	$—	$—

Corporate Bonds & Notes in the amount of $4,006,784 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices that are based on market activity which has been determined to be significant observable inputs.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$8,236,158,443
Cash	5,295,030
Cash denominated in foreign currencies (b)	15,281,404
Cash collateral (c)	2,510,000
OTC swap contracts at market value (d)	590,850
Unrealized appreciation on forward foreign currency exchange contracts	46,556,013
Receivable for:
Investments sold	1,621,640
Open OTC swap contracts cash collateral	720,000
TBA securities sold	980,456,688
Fund shares sold	121,674
Interest	38,502,645
Variation margin on futures contracts	5,249,067
Interest on OTC swap contracts	77,329
Variation margin on centrally cleared swap contracts	18,730,187
Prepaid expenses	38,152
Other assets	80,702

Total Assets	9,351,989,824

Liabilities
Written options at value (e)	7,399,763
Secured borrowings	67,986,045
Cash collateral (f)	31,040,000
OTC swap contracts at market value (g)	7,412,968
Unrealized depreciation on forward foreign currency exchange contracts	37,948,453
Payables for:
Investments purchased	49,386,870
Open OTC swap contracts cash collateral	5,860,000
TBA securities purchased	3,004,897,283
Fund shares redeemed	2,420,048
Deferred dollar roll income	42,200
Premium on purchased options	1,005,499
Accrued Expenses:
Management fees	2,237,729
Distribution and service fees	668,971
Deferred trustees’ fees	86,413
Other expenses	1,654,135

Total Liabilities	3,220,046,377

Net Assets	$6,131,943,447

Net Assets Consist of:
Paid in surplus	$6,106,459,396
Distributions in excess of net investment income	(12,532,366)
Accumulated net realized loss	(6,926,961)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	44,943,378

Net Assets	$6,131,943,447

Net Assets
Class A	$2,843,008,755
Class B	3,241,489,485
Class E	47,445,207
Capital Shares Outstanding*
Class A	248,205,014
Class B	287,721,294
Class E	4,174,624
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.45
Class B	11.27
Class E	11.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $7,980,644,226.
(b)	Identified cost of cash denominated in foreign currencies was $14,171,795.
(c)	Includes collateral of $1,289,000 for futures contracts, and $1,221,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $163,793.
(e)	Premiums received on written options were $12,936,600.
(f)	Includes collateral of $1,580,000 for forward foreign currency exchange contracts, $17,730,000 for OTC swap contracts and $11,730,000 for TBAs.
(g)	Net premium paid on OTC swap contracts was $10,770,875.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$784,979
Interest	97,758,110

Total investment income	98,543,089

Expenses
Management fees	14,587,558
Administration fees	89,201
Custodian and accounting fees	622,057
Distribution and service fees—Class B	4,035,826
Distribution and service fees—Class E	35,751
Interest expense	28,151
Audit and tax services	60,544
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	193,439
Insurance	22,606
Miscellaneous	24,989

Total expenses	19,729,388
Less management fee waiver	(1,022,561)

Net expenses	18,706,827

Net Investment Income	79,836,262

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(316,363)
Futures contracts	7,364
Written options	16,886,674
Swap contracts	(25,344,999)
Foreign currency transactions	56,482,141

Net realized gain	47,714,817

Net change in unrealized appreciation (depreciation) on:
Investments	350,107,985
Futures contracts	24,902,537
Written options	(3,031,410)
Swap contracts	(175,744,359)
Foreign currency transactions	(85,465,312)

Net change in unrealized appreciation	110,769,441

Net realized and unrealized gain	158,484,258

Net Increase in Net Assets from Operations	$238,320,520

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$79,836,262	$167,575,727
Net realized gain	47,714,817	35,814,769
Net change in unrealized appreciation (depreciation)	110,769,441	(174,734,565)

Increase in net assets from operations	238,320,520	28,655,931

From Distributions to Shareholders
Net investment income
Class A	(78,673,511)	(185,482,515)
Class B	(82,491,583)	(188,990,853)
Class E	(1,236,864)	(2,822,122)
Net realized capital gains
Class A	0	(40,407,689)
Class B	0	(43,335,482)
Class E	0	(634,977)

Total distributions	(162,401,958)	(461,673,638)

Decrease in net assets from capital share transactions	(205,551,554)	(1,394,081,215)

Total decrease in net assets	(129,632,992)	(1,827,098,922)

Net Assets
Beginning of period	6,261,576,439	8,088,675,361

End of period	$6,131,943,447	$6,261,576,439

Undistributed (distributions in excess of) net investment income (loss)
End of period	$(12,532,366)	$70,033,330

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	4,046,550	$46,459,253	4,744,480	$56,902,540
Reinvestments	6,913,314	78,673,511	19,937,353	225,890,204
Redemptions	(18,108,187)	(206,498,937)	(122,324,158)	(1,456,495,745)

Net decrease	(7,148,323)	$(81,366,173)	(97,642,325)	$(1,173,703,001)

Class B
Sales	7,440,938	$83,846,988	13,347,300	$153,566,339
Reinvestments	7,371,902	82,491,583	20,855,147	232,326,335
Redemptions	(25,720,198)	(288,595,538)	(52,211,693)	(601,619,610)

Net decrease	(10,907,358)	$(122,256,967)	(18,009,246)	$(215,726,936)

Class E
Sales	100,588	$1,140,147	128,617	$1,498,420
Reinvestments	109,554	1,236,864	307,571	3,457,099
Redemptions	(378,585)	(4,305,425)	(823,190)	(9,606,797)

Net decrease	(168,443)	$(1,928,414)	(387,002)	$(4,651,278)

Decrease derived from capital shares transactions		$(205,551,554)		$(1,394,081,215)

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.32		$12.09	$11.87	$12.86	$12.14	$12.47

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.29	0.22	0.21	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.29		(0.26)	0.31	(0.41)	0.89	0.12

Total from investment operations	0.45		0.03	0.53	(0.20)	1.14	0.42

Less Distributions
Distributions from net investment income	(0.32)		(0.66)	(0.31)	(0.55)	(0.42)	(0.36)
Distributions from net realized capital gains	0.00		(0.14)	0.00	(0.24)	0.00	(0.39)

Total distributions	(0.32)		(0.80)	(0.31)	(0.79)	(0.42)	(0.75)

Net Asset Value, End of Period	$11.45		$11.32	$12.09	$11.87	$12.86	$12.14

Total Return (%) (b)	4.03	(c)	0.28	4.49	(1.72)	9.56	3.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.52	0.51	0.51	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	(d)	0.52	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.48	(d)	0.48	0.51	0.51	0.51	0.51
Ratio of net investment income to average net assets (%)	2.76	(d)	2.45	1.85	1.73	1.97	2.47
Portfolio turnover rate (%)	219	(c)(f)	430 (f)	283 (f)	352 (f)	424 (f)	516
Net assets, end of period (in millions)	$2,843.0		$2,891.0	$4,267.6	$4,422.4	$5,052.8	$5,249.4

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.12		$11.89	$11.68	$12.66	$11.96	$12.30

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.26	0.19	0.18	0.21	0.27
Net realized and unrealized gain (loss) on investments	0.30		(0.26)	0.29	(0.40)	0.88	0.11

Total from investment operations	0.44		0.00	0.48	(0.22)	1.09	0.38

Less Distributions
Distributions from net investment income	(0.29)		(0.63)	(0.27)	(0.52)	(0.39)	(0.33)
Distributions from net realized capital gains	0.00		(0.14)	0.00	(0.24)	0.00	(0.39)

Total distributions	(0.29)		(0.77)	(0.27)	(0.76)	(0.39)	(0.72)

Net Asset Value, End of Period	$11.27		$11.12	$11.89	$11.68	$12.66	$11.96

Total Return (%) (b)	3.99	(c)	0.01	4.19	(1.92)	9.27	3.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.77	0.76	0.76	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.77	(d)	0.77	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.73	(d)	0.73	0.76	0.76	0.76	0.76
Ratio of net investment income to average net assets (%)	2.51	(d)	2.24	1.59	1.49	1.72	2.23
Portfolio turnover rate (%)	219	(c)(f)	430 (f)	283 (f)	352 (f)	424 (f)	516
Net assets, end of period (in millions)	$3,241.5		$3,321.8	$3,764.4	$4,169.0	$4,626.9	$4,436.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.22		$11.99	$11.77	$12.75	$12.05	$12.37

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.27	0.20	0.19	0.23	0.28
Net realized and unrealized gain (loss) on investments	0.30		(0.26)	0.30	(0.40)	0.86	0.13

Total from investment operations	0.45		0.01	0.50	(0.21)	1.09	0.41

Less Distributions
Distributions from net investment income	(0.30)		(0.64)	(0.28)	(0.53)	(0.39)	(0.34)
Distributions from net realized capital gains	0.00		(0.14)	0.00	(0.24)	0.00	(0.39)

Total distributions	(0.30)		(0.78)	(0.28)	(0.77)	(0.39)	(0.73)

Net Asset Value, End of Period	$11.37		$11.22	$11.99	$11.77	$12.75	$12.05

Total Return (%) (b)	4.07	(c)	0.11	4.34	(1.82)	9.27	3.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(d)	0.67	0.66	0.66	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	(d)	0.67	0.66	0.66	0.66	0.66
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63	0.66	0.66	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.63	(d)	0.63	0.66	0.66	0.66	0.66
Ratio of net investment income to average net assets (%)	2.60	(d)	2.34	1.69	1.59	1.82	2.31
Portfolio turnover rate (%)	219	(c)(f)	430 (f)	283 (f)	352 (f)	424 (f)	516
Net assets, end of period (in millions)	$47.4		$48.7	$56.7	$64.7	$78.5	$83.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 15%, 58%, 112%, 140% and 183% for the six months ended June 30, 2016 and the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of

MIST-35

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-36

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, option transactions, swap transactions, distribution redesignations, premium amortization adjustments, convertible preferred stock interest purchased, convertible preferred stock bond discount, deflationary sell adjustments, dirty price adjustments, paydown reclasses and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

MIST-37

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”. Securities with a market value of $0 have been received by the Portfolio as collateral for TBAs as of June 30, 2016.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the

MIST-38

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2016, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2016, the Portfolio had an outstanding secured borrowing transaction balance for 93 days. For the six months ended June 30, 2016, the Portfolio’s average amount of borrowings was $38,463,370 and the weighted average interest rate was 0.27% during the 93 day period.

At June 30, 2016, the amount of the Portfolio’s outstanding borrowings was $67,986,045. The Master Securities Forward Transaction Agreement (“MSFTA”) is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2016:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Goldman Sachs & Co.	$(52,748,397)	$53,558,460	$—	$—	$810,063
Morgan Stanley	(15,237,648)	15,098,690	—	—	(138,985)

	$(67,986,045)	$68,657,150	$—	$—	$671,078

(a)	Represents market value of borrowings as of June 30, 2016.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

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The following table provides a breakdown of the collateral received and the remaining contractual maturities for secured borrowing transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(67,986,045)	$—	$—	$(67,986,045)
Total Borrowings	$—	$(67,986,045	$—	$—	$(67,986,045)
Gross amount of recognized liabilities for secured borrowing transactions					$(67,986,045)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged

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instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.
Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the

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Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit

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Notes to Financial Statements—June 30, 2016—(Continued)

event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Volatility and Variance Swaps - The Portfolio may invest in volatility and variance swaps. In a volatility swap, the parties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Variance swaps are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself). These swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Funds would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Funds would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Notes to Financial Statements—June 30, 2016—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$3,934,737
			OTC swap contracts at market value (c)	$32
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	273,153	Unrealized depreciation on centrally cleared swap contracts (d) (e)	241,488,245
	Unrealized appreciation on futures contracts (d) (f)	52,104,953	Unrealized depreciation on futures contracts (d) (f)	40,058,988
			Written options at value (g)	3,697,866
Credit	OTC swap contracts at market value (c)	444,186	OTC swap contracts at market value (c)	7,412,936
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	1,265,015
			Written options at value	49,562
Foreign Exchange	OTC swap contracts at market value (c)	146,664
	Unrealized appreciation on forward foreign currency exchange contracts	46,556,013	Unrealized depreciation on forward foreign currency exchange contracts	37,948,453
			Written options at value	3,652,335

Total		$104,724,721		$334,308,417

(a)	Represents purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $8,242 that is not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $77,329.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(g)	Includes exchange traded written options with a value of $263,766 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$580,339	$(580,339)	$—	$—
BNP Paribas S.A.	6,906,447	(2,925,396)	(3,390,000)	591,051
Citibank N.A.	9,039,324	(2,859,559)	(6,179,765)	—
Credit Suisse International	633,760	(633,760)	—	—
Deutsche Bank AG	524,754	(524,754)	—	—
Goldman Sachs Bank USA	7,736,832	(3,771,512)	(3,965,320)	—
Goldman Sachs International	34,782	(34,782)	—	—
JPMorgan Chase Bank N.A.	16,802,174	(16,802,174)	—	—
Morgan Stanley Capital Services LLC	986,862	(986,862)	—	—
Societe Generale	1,281,132	(1,281,132)	—	—
UBS AG Stamford	6,546,326	(5,300,601)	(1,245,725)	—
Westpac Banking Corp.	626	(626)	—	—

	$51,073,358	$(35,701,497)	$(14,780,810)	$591,051

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Notes to Financial Statements—June 30, 2016—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$934,875	$(580,339)	$(307,047)	$47,489
BNP Paribas S.A.	2,925,396	(2,925,396)	—	—
Citibank N.A.	2,859,559	(2,859,559)	—	—
Credit Suisse International	1,143,184	(633,760)	—	509,424
Deutsche Bank AG	2,266,028	(524,754)	(1,741,274)	—
Goldman Sachs Bank USA	3,771,512	(3,771,512)	—	—
Goldman Sachs International	1,201,356	(34,782)	(1,140,006)	26,568
JPMorgan Chase Bank N.A.	28,068,241	(16,802,174)	(11,266,067)	—
Morgan Stanley Capital Services LLC	1,519,822	(986,862)	(532,960)	—
Societe Generale	2,398,901	(1,281,132)	(856,191)	261,578
UBS AG Stamford	5,300,601	(5,300,601)	—	—
Westpac Banking Corp.	107,943	(626)	—	107,317

	$52,497,418	$(35,701,497)	$(15,843,545)	$952,376

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(4,070,236)	$—	$—	$(4,070,236)
Forward foreign currency transactions	—	—	64,923,803	64,923,803
Futures contracts	7,364	—	—	7,364
Swap contracts	(23,791,797)	(1,845,312)	292,110	(25,344,999)
Written options	9,897,388	354,654	6,634,632	16,886,674

	$(17,957,281)	$(1,490,658)	$71,850,545	$52,402,606

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$(1,182,939)	$—	$—	$(1,182,939)
Forward foreign currency transactions	—	—	(86,062,156)	(86,062,156)
Futures contracts	24,902,537	—	—	24,902,537
Swap contracts	(184,380,497)	8,489,474	146,664	(175,744,359)
Written options	(2,656,117)	87,917	(463,210)	(3,031,410)

	$(163,317,016)	$8,577,391	$(86,378,702)	$(241,118,327)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$3,032,225,500
Forward foreign currency transactions	3,418,967,289
Futures contracts long	2,036,386,194
Futures contracts short	(4,944,667,121)
Swap contracts	4,206,268,418
Written options	(1,977,868,871)

‡	Averages are based on activity levels during the period.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

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Notes to Financial Statements—June 30, 2016—(Continued)

Written Options

The Portfolio transactions in written options during the six months ended June 30, 2016:

Call Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	908,800,000	—	$5,137,761
Options written	1,435,200,000	4,786	11,687,095
Options bought back	(89,200,000)	—	(602,630)
Options exercised	(282,600,000)	(2,501)	(3,191,255)
Options expired	(1,198,600,000)	(2,285)	(7,745,631)

Options outstanding June 30, 2016	773,600,000	—	$5,285,340

Put Options	Notional Amount*	Number of Contracts	Premium Received
Options outstanding December 31, 2015	1,839,900,000	—	$11,005,413
Options written	1,200,800,000	10,740	9,724,191
Options bought back	(92,900,000)	(3)	(695,222)
Options exercised	(75,200,000)	(4,388)	(2,342,486)
Options expired	(2,224,200,000)	(5,356)	(10,040,636)

Options outstanding June 30, 2016	648,400,000	993	$7,651,260

*	Amount shown is in the currency in which the transaction was denominated.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

MIST-46

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$16,839,474,256	$668,716,829	$17,017,713,206	$569,293,826

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2016 were as follows:

Purchases	Sales
$16,617,378,532	$16,567,162,920

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$14,587,558	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

MIST-47

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period May 1, 2015 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-48

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$377,654,103	$208,576,188	$84,019,535	$—	$461,673,638	$208,576,188

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$161,822,532	$—	$(196,485,432)	$(15,689,673)	$(50,352,573)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had post-enactment accumulated short-term capital losses of $15,689,673 and no pre-enactment accumulated capital loss carryforwards.

MIST-49

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed By FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the Pyramis Government Income Portfolio returned 5.56%. The Portfolio’s benchmark, the Barclays U.S. Government Bond Index1, returned 5.22%. The Portfolio’s Custom Benchmark2 returned 5.73%.

MARKET ENVIRONMENT / CONDITIONS

For the six months ending June 30, 2016, the U.S. investment-grade bond market earned a total return of 5.31%, as measured by the Barclays U.S. Aggregate Bond Index. The market environment in the first half of the year was characterized by falling interest rates, a flattening U.S. Treasury yield curve (longer-dated bonds outperform short-dated), generally narrowing yield spreads, and high levels of volatility at the beginning (January to February) and end of the period (June), interrupted by low levels of volatility in between. All of these factors combined to drive bond prices higher, resulting in strong positive returns for most types of fixed income instruments. Longer-dated bonds generally performed better than shorter-dated ones, and lower-quality bonds generally performed better than those of higher quality.

The first half of the year unfolded in four distinct stages.

The year began with the financial markets selling off hard, with a number of factors contributing to the drawdown: a sharp drop in the foreign exchange value of the Chinese yuan; a rout in global equity markets; a steep slide in the price of oil and other industrial commodities; lackluster economic readings, both in the U.S. and abroad; disappointing quarterly reports from publicly-traded companies; fears about European bank solvency; and the Bank of Japan’s decision to adopt a negative interest-rate policy (“NIRP”) on a portion of the reserves held in its banking system. All of these developments led to a reduced appetite for risk assets in general, which in the bond market, manifested itself as a rally in high-quality bonds such as U.S. Treasuries and a sell-off in low-quality bonds such as U.S. corporate high-yield bonds and emerging market debt.

The sell-off continued up until February 12th, when Russia and the Organization of Petroleum Exporting Countries (“OPEC”) announced their plan to seek an agreement that would reduce crude oil production levels in the face of $30 per barrel oil. Investor sentiment rebounded immediately, and there was further good news in the weeks to come, as the Federal Reserve (the “Fed”) made it clear that while it would seek to boost short-term interest rates further, it would do so very slowly in light of the recent turmoil in financial markets. In addition, the People’s Bank of China took additional steps to quell concerns about the Chinese economy, first by cutting the reserve requirement ratio for Chinese banks by 50 basis points, and second, by reassuring investors that a large Chinese yuan devaluation was not imminent. Fears about European bank solvency also seemed to subside in light of these events, resulting in a marked diminution in market volatility. In the U.S. Treasury Inflation-Protected Security (“TIPS”) market, expected inflation rates also edged higher, as fears of a deflationary economic downturn diminished. This “risk-on” investment environment persisted right up through the end of April, during which time there was a strong bid for risk assets of all kinds.

The market environment turned more cautious in May, as investors shifted their concern to two new questions: would the Fed resume its policy of normalizing the term structure of interest rates, and if so, when? Speculation over a sooner-than-expected rate hike set in motion the usual effects: rates rose across the U.S. Treasury yield curve, especially for short-term and intermediate-term maturities; yield spreads generally narrowed, especially for securitized and high-yield debt instruments; the U.S. dollar gathered strength in foreign exchange markets; and in an unusual move, volatility actually declined, unlike the month of May three years earlier, better known as the “taper tantrum”; when volatility spiked in anticipation of a Fed tightening scenario.

As the month of June began, investors received an answer to the two questions they had been pondering, as the jobs report for May—a surprisingly weak 38,000 new jobs, the smallest one-month increase since the fall of 2010—put to rest the idea that the Fed might soon resume its plan of raising interest rates. The report triggered a decline in U.S. Treasury yields across the curve, a decline that was further exacerbated in the days to come by an old concern—i.e., the economic slowdown in China—as well as a new one—i.e., fears of a British exit (“Brexit”) from the European Union (“EU”), an issue that was decided in the form of a public referendum on June 23rd. Investors had known about this referendum for several months, dating back to February 2016 when it was originally scheduled, but no one had seriously thought that the British might actually vote to leave the EU. When the votes were counted and the results showed that 52% of British citizens were indeed ready to exit, the reaction in global financial markets was extreme: stock prices dropped precipitously, volatility spiked, interest rates tumbled, yield spreads gapped wider, and the foreign exchange value of the U.S. dollar surged. The markets rebounded somewhat in the final days of June, but the 10-year U.S. Treasury note ended the first half of the year trading at a yield of 1.49%, 78 basis points lower than it had traded at the beginning of the year.

U.S. Treasury bonds turned in a strong performance during this period, with coupon income (1.02%) combining with capital appreciation (4.35%) to produce a robust total return of 5.37%. U.S. TIPS performed even better, earning a total return of 6.24%.

U.S. Agency debentures posted a return of 3.28% on a total return basis, but after adjusting for duration, they outperformed comparable U.S. Treasuries by only 15 basis points.

Within the securitized debt space, commercial mortgage-backed securities (“CMBS”) was the top-performing sector, producing a total return of 5.92% while outperforming similar-duration U.S. Treasuries by 97 basis points. Performance in this sector was strongest

MIST-1

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed By FIAM, LLC

Portfolio Manager Commentary*—(Continued)

among higher-quality issues—i.e., those rated single-A and above—while lower-quality issues never fully recovered from the sell-off that occurred in the first six weeks of the year.

Asset-backed securities (“ABS”) trailed CMBS during the period, but still performed well, producing a total return of 2.54% while outperforming similar-duration U.S. Treasuries by 66 basis points. Performance in this sector was strongest among those securities backed by automobile loans and credit card receivables.

Agency mortgage-backed securities (“MBS”) were the laggard during the period, producing a total return of 3.10% while underperforming similar-duration U.S. Treasuries by 35 basis points. Within this sector, mortgages issued by the Federal Home Loan Mortgage Corporation (“FHLMC”, or “Freddie Mac”) were the strongest performers (-24 basis points on an excess return, duration-adjusted basis), followed by the mortgages issued by the Federal National Mortgage Association (“FNMA”, or “Fannie Mae”) (-33 basis points) and the Government National Mortgage Association (“GNMA”, or “Ginnie Mae”) (-53 basis points).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s relative performance versus the Custom Benchmark was positively affected by changes in the level, slope, and shape of the U.S. Treasury yield curve. The Portfolio maintained a slightly shorter-than-benchmark duration during the period, and ordinarily such a posture would have had an adverse effect on relative performance, given the downward shift in the term structure of interest rates. However, the Portfolio’s duration exposure at key interest rate maturities proved to be crucial, as the Portfolio was slightly short duration at the short end of the U.S. Treasury yield curve (i.e., the 1-year node out to the 2-year node) and slightly long duration in the belly and long end of the yield curve (i.e., the 5-year node out to the 30-year node), all during a period when yields declined moderately for maturities in excess of one year, and the yield curve flattened. The net result of this duration and yield-curve positioning strategy was a small positive contribution to excess return.

In the sector allocation category, the Portfolio pursued a deliberate strategy of overweighting those sectors of the investment universe that offered the highest option-adjusted yield spreads, and underweighting those that offered the lowest ones. In practice, this strategy expressed itself as a large overweight to securitized debt products, a large underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small overweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs and hybrid adjustable-rate mortgages (“ARMS”)—and a large overweight to out-of-benchmark securities—i.e., collateralized mortgage obligations (“CMOs”), both Agency and Non-Agency; CMBS, both Agency and Non-Agency; and ABS. Within U.S. Treasuries, the Portfolio pursued a strategy of maintaining a large underweight to nominal U.S. Treasuries, but a small out-of-the-benchmark allocation to U.S. TIPS—i.e., “small” as a percentage of total Portfolio assets, but actually quite significant in terms of return potential, since all of the U.S. TIPS in the Portfolio had maturities of 30 years, and were thus quite sensitive to interest-rate movements and changes in inflation expectations.

This sector allocation strategy proved to be effective. The large overweight to CMBS worked out especially well, as CMBS were the best-performing spread sector in the investment universe during the first half of the year. Within this category, the Portfolio benefited from investing in the so-called super-senior tranches, which lie at the top of a conduit’s capital structure and thus offer superior credit quality—a characteristic that was well-rewarded during the period. The large underweight to U.S. Agencies was another positive contributor to relative performance, as U.S. Agencies were one of the laggards among the spread sectors. Finally, the small overweight to in-benchmark MBS had a negligible effect on relative performance, even though Agency MBS produced lackluster returns over the period, at least on a duration-adjusted basis. The potential performance drag that might have been caused by the small overweight to Agency MBS was offset at the sub-sector level by overweighting the best-performing sub-sectors (e.g., the 20-year and 30-year paper) and underweighting the worst-performing ones (e.g., the 15-year paper).

This sector allocation strategy was not without its drawbacks, however. The large underweight to nominal U.S. Treasuries and the allocation to U.S. TIPS both detracted from relative performance—the former, because U.S. Treasuries were a stellar performer during the period, as we noted earlier; and the latter, because U.S. TIPS underperformed nominal U.S. Treasuries in January and early February, when investors were concerned about the economic slowdown in China, the decline in the price of oil, and the deflationary consequences of both for the global banking system. U.S. TIPS rebounded nicely after mid-February, and the Portfolio capitalized on this rally by liquidating its U.S. TIPS position in full by the end of March. This sale proved to be wise in retrospect, as U.S. TIPS lagged nominal U.S. Treasuries again in June, this time because investors were concerned about two new developments that were both potentially deflationary: Brexit and China’s ongoing attempt to devalue its own currency, the yuan, versus the U.S. dollar.

Security selection was the most important driver of returns in the Portfolio in the first half of the year. Security selection worked particularly well in three areas: Agency MBS, U.S. Treasuries, and U.S. Agency debentures. Within the Agency MBS category, the Portfolio’s holdings in 30-year fixed-rate pass-throughs with 3.5%, 4.0%, and 5.0% coupons were standouts. Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, thus allowing the Portfolio to collect premium coupon income for a longer period of time than would otherwise be the case. Within the U.S. Treasury space, the Portfolio generally held longer-dated issues to help manage its duration target and yield-curve exposures, and such issues naturally performed very well in a falling interest-rate environment. Finally,

MIST-2

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed By FIAM, LLC

Portfolio Manager Commentary*—(Continued)

within the U.S. Agency space, the Portfolio pursued a strategy of underweighting the large, liquid issues—e.g., the debentures of Fannie Mae, Freddie Mac, and the Federal Home Loan Bank—in favor of the smaller, less liquid issues—e.g., the debentures of the Agency for International Development and the Tennessee Valley Authority—and this strategy also enhanced relative performance to a small degree.

At the end of June, the Portfolio maintained a near-neutral duration and yield-curve positioning posture relative to its custom benchmark. At the sector level, the Portfolio continued to maintain a large overweight to securitized debt products, a large underweight to U.S. Treasuries, and a large underweight to U.S. Agency debentures. Within the securitized debt space, the Portfolio maintained a small overweight to in-benchmark securities—i.e., Agency mortgage pass-throughs and hybrid ARMS; a large allocation to out-of-benchmark securities—i.e., CMOs (both Agency and Non-Agency) and CMBS (both Agency and Non-Agency); and a small allocation to ABS.

At the security level, the Portfolio continued to maintain sizable positions in Agency mortgage pass-throughs that offer premium coupon income and significant protection against faster prepayments. The Portfolio also held a large position in Agency CMOs, most of which carried fixed-rate coupons, but some of which carried floating-rate ones. In addition, the Portfolio held a large position in Agency CMBS, with a focus on securities of superior credit quality. Finally, the Portfolio continued to underweight the larger, more liquid debentures in the U.S. Agency sector in favor of the smaller, less liquid ones, as the latter often offer superior yields with little or no give-up in terms of credit quality.

William Irving

Franco Castagliuolo

Portfolio Managers

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	Since Inception[3]
Pyramis Government Income Portfolio
Class B	5.56	6.26	3.84	3.91
Barclays U.S. Government Bond Index	5.22	6.04	3.38	3.50
Custom Benchmark	5.73	7.15	4.25	4.38

1 The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Barclays 5+ Year Treasury Index (40%), the Barclays U.S. MBS Index (35%) and the Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	93.3
Foreign Government	3.8
Mortgage-Backed Securities	2.3
Asset-Backed Securities	1.3
Corporate Bonds & Notes	1.2

MIST-4

Met Investors Series Trust

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)	Actual	0.70%	$1,000.00	$1,055.60	$3.58
	Hypothetical*	0.70%	$1,000.00	$1,021.38	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-5

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—93.3% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—61.2%
Fannie Mae 15 Yr. Pool
2.500%, 05/01/27	70,642	$73,155
2.500%, 09/01/27	159,560	165,555
2.500%, 01/01/28	239,176	248,200
2.500%, 06/01/28	80,438	83,474
2.500%, 09/01/28	325,434	337,691
2.500%, 07/01/29	1,819,037	1,886,340
2.500%, 08/01/29	411,327	426,121
2.500%, 09/01/29	297,655	308,860
2.500%, 10/01/29	1,135,086	1,177,928
2.500%, TBA (a)	10,300,000	10,656,269
3.000%, 12/01/30	139,147	146,455
3.000%, 04/01/31	123,812	130,313
3.000%, 05/01/31	50,000	52,641
3.000%, 06/01/31	608,746	640,907
3.000%, 07/01/31	159,125	167,532
3.000%, TBA (a)	9,100,000	9,540,071
3.500%, 12/01/25	40,712	43,179
3.500%, 03/01/30	91,362	97,007
3.500%, 07/01/30	4,422,640	4,739,578
3.500%, 08/01/30	5,212,516	5,586,050
3.500%, 09/01/30	3,126,091	3,350,118
3.500%, 10/01/30	191,241	203,569
3.500%, 12/01/30	90,498	96,355
3.500%, 02/01/31	919,965	985,195
4.000%, 05/01/29	17,602,144	18,811,160
4.500%, 12/01/23	98,831	101,495
5.000%, 03/01/23	20,927	22,478
Fannie Mae 20 Yr. Pool
3.500%, 01/01/34	3,384,671	3,599,598
4.000%, 11/01/31	2,096,499	2,270,425
4.000%, 08/01/32	1,636,413	1,771,954
5.500%, 01/01/29	765,608	859,194
Fannie Mae 30 Yr. Pool
2.500%, 01/01/43	3,302,799	3,343,967
3.000%, 11/01/42	143,357	150,197
3.000%, 12/01/42	1,849,309	1,936,913
3.000%, 01/01/43	1,009,813	1,057,426
3.000%, 02/01/43	5,651,368	5,926,019
3.000%, 03/01/43	2,110,449	2,195,611
3.000%, 04/01/43	235,538	246,727
3.000%, 05/01/43	193,364	202,549
3.000%, 06/01/43	104,440	109,401
3.000%, 07/01/43	3,986,537	4,155,920
3.000%, 08/01/43	250,585	262,489
3.000%, 03/01/44	74,562	78,098
3.000%, 01/01/45	315,942	329,024
3.000%, 02/01/45	190,766	198,151
3.000%, 03/01/45	690,101	717,620
3.000%, 08/01/45	1,368,293	1,421,261
3.000%, 11/01/45	1,539,988	1,599,602
3.000%, 12/01/45	6,534,518	6,787,475
3.500%, 08/01/42	2,930,609	3,102,450
3.500%, 04/01/43	6,763,195	7,152,495
3.500%, 05/01/43	559,216	597,634
3.500%, 06/01/43	1,712,951	1,811,445

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 08/01/43	7,590,782	8,114,780
3.500%, 03/01/45	728,952	775,139
3.500%, 04/01/45	888,280	940,791
3.500%, 05/01/45	2,366,632	2,516,506
3.500%, 06/01/45	10,858,926	11,546,245
3.500%, 07/01/45	1,303,695	1,386,142
3.500%, 08/01/45	1,450,687	1,534,060
3.500%, 10/01/45	185,187	195,443
3.500%, 11/01/45	11,216,351	11,902,282
3.500%, 12/01/45	11,316,277	11,986,465
3.500%, 05/01/46	2,060,928	2,201,749
3.500%, 06/01/46	1,810,053	1,918,813
3.500%, TBA (a)	11,000,000	11,606,718
4.000%, 09/01/40	406,513	437,277
4.000%, 10/01/40	353,134	380,001
4.000%, 11/01/40	8,874,156	9,578,021
4.000%, 12/01/40	64,771	69,654
4.000%, 09/01/41	3,970,848	4,268,687
4.000%, 11/01/41	161,355	176,064
4.000%, 01/01/42	464,564	499,493
4.000%, 03/01/42	2,791,904	3,046,963
4.000%, 04/01/42	4,459,939	4,825,631
4.000%, 06/01/42	2,063,751	2,233,308
4.000%, 10/01/42	461,171	499,772
4.000%, 11/01/42	282,306	304,601
4.000%, 01/01/43	1,393,883	1,520,916
4.000%, 04/01/43	317,968	344,277
4.000%, 05/01/43	23,609	25,542
4.000%, 06/01/43	1,155,657	1,255,375
4.000%, 07/01/43	65,354	70,523
4.000%, 08/01/43	62,476	67,592
4.000%, 10/01/43	133,699	144,650
4.000%, 12/01/43	32,369	35,020
4.000%, 02/01/44	174,988	187,594
4.000%, 03/01/44	24,349	26,341
4.000%, 04/01/44	262,051	280,964
4.000%, 05/01/44	24,222	26,203
4.000%, 02/01/45	270,029	289,637
4.000%, 05/01/45	1,736,899	1,865,874
4.000%, 06/01/45	884,424	953,850
4.000%, 07/01/45	394,554	424,962
4.000%, 10/01/45	438,230	472,007
4.000%, 11/01/45	4,638,386	4,995,896
4.000%, 12/01/45	5,138,950	5,535,035
4.000%, 01/01/46	2,607,176	2,808,063
4.000%, 02/01/46	774,266	835,944
4.000%, TBA (a)	1,700,000	1,822,670
4.500%, 12/01/40	2,981,986	3,276,396
4.500%, 07/01/41	433,940	475,217
4.500%, 08/01/41	257,217	283,632
4.500%, 11/01/41	6,247,514	6,892,244
4.500%, 09/01/42	1,909,884	2,104,110
4.500%, 12/01/43	473,500	517,101
4.500%, 10/01/44	3,239,770	3,577,835
4.500%, 02/01/45	1,191,828	1,316,471

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 11/01/33	8,609,765	$9,721,759
5.000%, 02/01/35	7,630,118	8,623,398
5.000%, 07/01/35	2,544,527	2,839,875
5.000%, 06/01/39	12,802,000	14,251,355
5.000%, 04/01/41	37,621	42,117
5.000%, 06/01/41	69,399	77,322
5.000%, 08/01/41	184,619	205,521
5.500%, 03/01/41	593,537	673,850
6.000%, 10/01/34	209,544	245,066
6.000%, 05/01/37	802,479	919,329
6.000%, 09/01/37	55,144	63,005
6.000%, 10/01/37	672,173	784,349
6.000%, 01/01/38	651,300	762,609
6.000%, 03/01/38	227,627	265,747
6.000%, 07/01/38	129,348	150,995
6.000%, 01/01/40	600,694	701,391
6.000%, 05/01/40	867,937	1,013,494
6.000%, 07/01/41	862,693	993,314
6.000%, 01/01/42	74,074	85,670
6.500%, 07/01/32	152,234	180,480
6.500%, 12/01/32	45,550	54,019
6.500%, 07/01/35	52,258	62,324
6.500%, 12/01/35	474,061	569,038
6.500%, 08/01/36	801,179	954,813
Fannie Mae ARM Pool
2.547%, 06/01/42 (b)	136,613	141,257
2.689%, 02/01/42 (b)	843,173	876,449
2.946%, 09/01/41 (b)	93,022	97,311
2.952%, 11/01/40 (b)	77,774	81,906
2.974%, 10/01/41 (b)	44,831	46,836
3.225%, 07/01/41 (b)	140,137	147,964
3.352%, 10/01/41 (b)	71,030	75,156
3.557%, 07/01/41 (b)	174,921	183,910
Fannie Mae REMICS (CMO)
1.373%, 03/25/36 (b)	604,085	616,786
1.383%, 06/25/36 (b)	953,421	973,552
3.000%, 05/25/46	7,756,669	8,123,591
4.250%, 03/25/42	2,285,990	2,600,520
4.500%, 09/25/25	3,090,000	3,470,767
5.000%, 12/25/23	335,191	362,809
5.000%, 12/25/34	509,300	568,400
5.000%, 03/25/35	403,378	450,271
5.000%, 08/25/39	629,081	702,179
5.500%, 05/25/34	362,069	370,024
5.500%, 07/25/34	292,118	312,588
5.500%, 06/25/35	300,314	325,160
5.500%, 08/25/35	1,585,106	1,800,702
5.747%, 06/25/45 (b) (c)	3,639,442	606,324
Freddie Mac 15 Yr. Gold Pool
3.000%, 02/01/31	6,506,500	6,854,728
3.000%, 04/01/31	1,932,706	2,036,505
3.000%, 05/01/31	75,000	79,035
3.000%, 06/01/31	311,971	328,756
4.000%, 06/01/24	463,210	492,666
4.000%, 07/01/24	372,349	396,024

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
4.000%, 09/01/25	314,534	334,558
6.000%, 01/01/24	432,954	479,017
Freddie Mac 20 Yr. Gold Pool
3.500%, 03/01/32	1,899,403	2,035,395
3.500%, 06/01/32	5,119,060	5,486,124
3.500%, 02/01/34	7,099,314	7,576,934
4.000%, 06/01/33	2,306,857	2,492,761
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/42	249,595	262,996
3.000%, 01/01/43	278,972	292,498
3.000%, 02/01/43	1,434,536	1,506,091
3.000%, 03/01/43	14,489,136	15,097,247
3.000%, 06/01/43	4,534,253	4,708,225
3.500%, 04/01/40	604,589	638,497
3.500%, 05/01/40	639,048	674,893
3.500%, 06/01/40	1,048,861	1,107,691
3.500%, 07/01/40	258,527	272,912
3.500%, 08/01/40	487,648	515,018
3.500%, 09/01/40	449,446	474,584
3.500%, 10/01/40	339,187	358,246
3.500%, 11/01/40	370,535	391,360
3.500%, 12/01/40	426,198	450,194
3.500%, 02/01/42	94,899	100,084
3.500%, 04/01/42	978,811	1,047,132
3.500%, 05/01/42	146,721	154,925
3.500%, 06/01/42	1,021,141	1,078,632
3.500%, 07/01/42	184,729	196,350
3.500%, 08/01/42	5,920,707	6,251,580
3.500%, 09/01/42	64,624	68,640
3.500%, 10/01/42	2,390,993	2,542,126
3.500%, 01/01/43	1,146,352	1,211,974
3.500%, 02/01/43	515,255	547,343
3.500%, 03/01/43	248,430	262,185
3.500%, 04/01/43	8,934,943	9,444,374
3.500%, 05/01/43	3,059,554	3,230,306
3.500%, 11/01/44	719,958	759,296
3.500%, 04/01/46	2,877,022	3,076,932
3.500%, 05/01/46	2,013,274	2,151,306
4.000%, 01/01/41	2,987,082	3,211,304
4.000%, 09/01/41	3,082,522	3,334,813
4.000%, 10/01/41	925,678	1,003,417
4.000%, 11/01/41	29,740	32,077
4.000%, 01/01/42	3,526,984	3,784,254
4.000%, 09/01/42	169,013	182,589
4.000%, 10/01/42	166,130	178,456
4.000%, 11/01/42	698,032	753,943
4.000%, 12/01/42	274,926	296,592
4.000%, 01/01/43	76,072	82,047
4.000%, 02/01/43	418,869	451,768
4.000%, 03/01/43	145,177	155,909
4.000%, 04/01/43	58,162	62,730
4.000%, 05/01/43	861,570	930,412
4.000%, 06/01/43	53,546	57,751
4.000%, 07/01/43	634,870	684,493
4.000%, 08/01/43	478,209	516,104

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 09/01/43	789,730	$850,962
4.000%, 10/01/43	751,120	809,958
4.000%, 11/01/43	44,497	47,928
4.000%, 01/01/44	886,915	956,278
4.000%, 02/01/44	140,445	151,258
4.000%, 03/01/44	71,651	77,167
4.000%, 04/01/44	86,444	93,160
4.000%, 12/01/44	28,899	30,932
4.000%, 04/01/45	222,865	239,022
4.000%, 05/01/45	192,207	205,729
4.000%, 11/01/45	692,994	743,222
4.000%, 12/01/45	898,939	966,136
4.000%, 02/01/46	1,055,268	1,136,938
4.000%, 04/01/46	1,872,737	2,029,506
4.500%, 05/01/39	195,087	214,805
4.500%, 07/01/40	3,787,450	4,146,905
4.500%, 09/01/40	1,587,725	1,752,522
4.500%, 02/01/41	133,765	147,661
4.500%, 08/01/41	1,316,844	1,448,940
4.500%, 09/01/41	139,445	154,816
4.500%, 10/01/41	315,001	349,996
4.500%, 02/01/44	85,690	93,512
5.000%, 01/01/35	304,215	340,416
5.000%, 05/01/35	181,993	201,989
5.000%, 07/01/35	2,210,567	2,461,033
5.000%, 11/01/35	1,760,091	1,997,897
5.000%, 06/01/41	3,029,148	3,408,826
5.000%, 07/01/41	759,961	844,526
5.500%, 03/01/34	2,366,090	2,679,497
5.500%, 07/01/35	1,629,900	1,841,843
Freddie Mac ARM Non-Gold Pool
2.385%, 10/01/42 (b)	650,530	672,099
2.977%, 10/01/41 (b)	854,587	891,101
3.068%, 09/01/41 (b)	863,619	907,219
3.192%, 09/01/41 (b)	100,063	105,228
3.225%, 04/01/41 (b)	103,343	108,302
3.287%, 06/01/41 (b)	106,428	112,023
3.421%, 05/01/41 (b)	79,277	83,122
3.429%, 12/01/40 (b)	3,105,998	3,265,081
3.640%, 06/01/41 (b)	161,426	170,397
3.704%, 05/01/41 (b)	133,683	140,404
Freddie Mac Multifamily Structured Pass-Through Certificates
2.637%, 01/25/23	1,931,000	2,038,129
2.669%, 02/25/23	4,517,347	4,700,829
2.670%, 12/25/24	7,000,000	7,355,792
2.811%, 01/25/25	10,500,000	11,140,256
3.016%, 02/25/23	7,767,371	8,200,845
3.090%, 08/25/22	29,800,000	32,103,463
3.303%, 07/25/24	7,854,000	8,636,422
3.320%, 02/25/23 (b)	932,000	1,021,992
3.458%, 08/25/23 (b)	5,000,000	5,526,579
3.490%, 01/25/24	3,200,000	3,553,883
3.974%, 01/25/21	17,750,000	19,531,347
4.084%, 11/25/20 (b)	980,000	1,086,185

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
0.842%, 03/15/34 (b)	586,591	586,917
1.342%, 02/15/33 (b)	397,278	402,411
3.500%, 02/15/26	2,500,000	2,768,618
3.500%, 11/15/31	3,526,751	3,776,660
4.000%, 01/15/41	9,516,472	10,705,441
4.250%, 03/15/40	5,377,702	5,765,517
4.500%, 12/15/26	1,931,630	2,133,322
4.500%, 09/15/27	1,192,108	1,274,201
4.500%, 02/15/41	52,152	58,009
5.000%, 10/15/34	614,637	684,660
5.000%, 11/15/34	305,154	306,323
5.000%, 12/15/37	204,951	225,867
5.000%, 03/15/41	500,000	581,624
5.000%, 04/15/41	676,517	848,607
5.500%, 05/15/34	2,986,809	3,401,492
5.500%, 06/15/41	4,220,000	4,918,965
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/42	776,202	811,560
3.000%, 04/15/43	287,229	300,403
3.000%, 05/15/43	392,520	410,400
3.000%, 03/15/45	170,374	178,135
3.500%, 11/15/41	402,973	433,312
3.500%, 02/15/42	356,654	383,547
3.500%, 03/15/42	404,275	433,644
3.500%, 05/15/42	1,430,405	1,528,072
3.500%, 06/15/42	1,121,783	1,191,102
4.000%, 09/15/40	2,218,652	2,425,455
4.000%, 10/15/40	220,023	237,122
4.000%, 03/15/41	1,126,503	1,210,605
4.000%, 06/15/41	62,364	67,781
4.000%, 09/15/41	243,637	263,570
4.000%, 10/15/41	1,198,353	1,307,032
4.000%, 11/15/41	381,581	414,496
4.000%, 12/15/41	1,080,753	1,176,921
4.000%, 01/15/42	60,360	64,831
4.000%, 02/15/42	63,230	68,842
4.000%, 03/15/42	280,490	304,068
4.000%, 11/15/42	63,773	69,067
4.000%, 01/15/43	62,370	67,913
4.500%, 08/15/39	3,102,758	3,437,295
4.500%, 06/15/40	1,085,864	1,198,056
4.500%, 07/15/40	225,023	249,185
4.500%, 03/15/41	1,154,677	1,273,112
4.500%, 04/15/41	114,652	126,313
5.000%, 03/15/39	112,343	127,289
5.000%, 07/15/39	283,472	316,000
5.000%, 08/15/39	224,927	254,728
5.000%, 09/15/39	157,739	178,605
5.000%, 04/15/40	73,484	82,468
5.000%, 08/15/40	263,771	298,644
5.000%, 04/15/41	169,222	191,527
5.000%, 09/15/41	145,594	163,514
5.500%, 06/15/35	1,119,477	1,287,596
5.500%, 11/15/35	739,674	851,016
5.500%, 10/15/39	34,121	38,448
6.000%, 06/15/36	1,299,454	1,516,582

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.000%, 06/20/42	1,435,965	$1,506,398
3.000%, 12/20/42	2,790,810	2,927,678
3.000%, 01/20/43	4,103,645	4,304,830
3.000%, TBA (a)	3,830,000	3,996,740
3.500%, 11/20/41	2,452,533	2,612,495
3.500%, 12/20/41	14,772,019	15,735,496
3.500%, 07/20/42	863,028	919,854
3.500%, 10/20/42	1,168,948	1,245,918
3.500%, 12/20/42	713,107	760,063
3.500%, 01/20/43	60,149	64,109
3.500%, 02/20/43	3,586,805	3,822,990
3.500%, 04/20/43	551,959	588,303
3.500%, 05/20/43	2,004,322	2,135,916
3.500%, 08/20/43	85,227	90,819
3.500%, 09/20/43	1,702,255	1,813,840
3.500%, 04/20/46	99,851	107,292
3.500%, 05/20/46	4,168,148	4,461,649
3.500%, 06/20/46	7,894,622	8,440,223
3.500%, TBA (a)	1,000,000	1,061,367
4.000%, 09/20/39	249,914	269,039
4.000%, 10/20/40	37,889	40,828
4.000%, 11/20/40	2,664,996	2,871,699
4.000%, 10/20/41	3,302,997	3,555,425
4.000%, 11/20/41	1,218,312	1,311,419
4.000%, 06/20/45	2,130,221	2,278,193
4.000%, 07/20/45	1,693,105	1,810,534
4.000%, 11/20/45	934,692	1,007,476
4.500%, 02/20/40	289,586	316,135
4.500%, 09/20/40	30,829	33,658
4.500%, 05/20/41	4,440,149	4,847,625
Ginnie Mae II Pool
4.300%, 08/20/61	1,167,555	1,211,981
4.533%, 12/20/61	9,010,116	9,527,232
4.649%, 02/20/62	802,272	850,036
4.682%, 02/20/62	1,084,789	1,146,300
4.684%, 01/20/62	3,444,684	3,639,957
5.470%, 08/20/59	261,998	266,948
5.612%, 04/20/58	10,326	10,445
Government National Mortgage Association (CMO)
0.736%, 08/20/60 (b)	229,584	226,613
0.736%, 09/20/60 (b)	258,576	255,166
0.780%, 07/20/60 (b)	278,881	275,475
0.926%, 02/20/61 (b)	331,695	329,956
0.928%, 01/20/38 (b)	64,208	64,480
0.936%, 12/20/60 (b)	627,859	624,641
0.936%, 02/20/61 (b)	98,229	97,754
0.936%, 04/20/61 (b)	226,447	225,311
0.936%, 05/20/61 (b)	451,404	448,923
0.948%, 07/20/37 (b)	256,973	258,234
0.966%, 06/20/61 (b)	309,739	308,559
0.972%, 12/16/39 (b)	262,225	263,693
1.036%, 10/20/61 (b)	1,058,077	1,056,431
1.036%, 12/20/63 (b)	10,962,904	10,941,510
1.042%, 11/16/39 (b)	339,641	342,327
1.066%, 01/20/62 (b)	1,082,158	1,081,589

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
1.066%, 03/20/62 (b)	643,900	643,538
1.136%, 11/20/61 (b)	975,858	977,844
1.136%, 01/20/62 (b)	663,362	664,716
1.190%, 05/20/66 (b) (d)	7,769,000	7,769,000
1.650%, 01/20/63	1,735,458	1,742,695
2.500%, 06/20/63	40,824,777	41,567,763
2.500%, 05/20/65	6,032,138	6,159,903
2.500%, 06/20/65	1,762,814	1,795,985
2.750%, 05/20/64	1,865,235	1,935,934
3.000%, 04/20/37	6,117	6,124
3.500%, 09/20/63	3,688,726	3,866,701
4.500%, 07/20/39	4,433,529	4,709,782
4.500%, 05/16/40	80,000	89,966
4.500%, 05/20/40 (c)	51,996	3,882
5.000%, 12/20/39	3,744,042	4,600,272
5.000%, 03/20/40	3,190,000	3,753,828
5.010%, 09/20/60 (b)	3,321,589	3,515,547
5.150%, 08/20/60	2,878,273	3,051,172
5.299%, 07/20/60 (b)	4,244,504	4,478,098
5.500%, 08/20/34	3,749,502	4,198,449
5.652%, 07/20/41 (b) (c)	376,528	55,395
8.069%, 04/20/39 (b)	2,030,588	2,244,505
8.203%, 08/20/39 (b)	3,854,787	4,368,929
12.286%, 05/20/41 (b)	80,439	105,450

		833,546,006

Federal Agencies—4.7%
Federal Home Loan Mortgage Corp.
1.250%, 08/01/19	3,000,000	3,036,804
6.250%, 07/15/32	7,568,000	11,449,741
6.750%, 03/15/31	481,000	746,080
Federal National Mortgage Association
1.375%, 02/26/21	6,891,000	6,962,391
1.500%, 11/30/20	4,482,000	4,558,028
2.625%, 09/06/24	7,000,000	7,531,272
6.625%, 11/15/30	1,430,000	2,190,959
Tennessee Valley Authority
1.750%, 10/15/18	7,486,000	7,641,222
4.250%, 09/15/65	8,970,000	10,526,878
5.250%, 09/15/39	557,000	763,339
5.500%, 06/15/38	6,117,000	8,553,903

		63,960,617

U.S. Treasury—27.4%
U.S. Treasury Bonds
2.500%, 02/15/46	4,500,000	4,685,801
2.500%, 05/15/46	3,500,000	3,647,245
2.875%, 08/15/45	24,988,000	28,058,800
3.000%, 11/15/44	9,140,000	10,508,861
3.000%, 11/15/45	9,700,000	11,153,487
3.625%, 02/15/44	49,159,000	63,384,386
4.375%, 02/15/38	15,000,000	21,383,205
4.375%, 05/15/40	7,000,000	9,959,138
4.375%, 05/15/41	8,466,000	12,088,525

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
5.000%, 05/15/37	9,000,000	$13,834,692
5.250%, 02/15/29	29,405,000	41,578,200
5.375%, 02/15/31	4,933,000	7,316,448
U.S. Treasury Notes
1.000%, 06/30/21	2,000,000	2,009,922
1.250%, 06/30/23	14,054,000	14,126,462
1.500%, 01/31/22	6,650,000	6,784,556
1.500%, 02/28/23	26,058,000	26,436,649
1.500%, 03/31/23	2,000,000	2,028,828
1.625%, 02/15/26	4,800,000	4,854,000
1.625%, 05/15/26	6,000,000	6,073,362
2.000%, 07/31/22	15,709,000	16,447,810
2.000%, 11/30/22	41,751,000	43,696,680
2.000%, 08/15/25	6,794,000	7,102,651
2.250%, 11/15/24	1,113,000	1,187,258
2.250%, 11/15/25	11,290,000	12,045,019
2.375%, 08/15/24	3,098,000	3,334,706

		373,726,691

Total U.S. Treasury & Government Agencies (Cost $1,230,534,387)		1,271,233,314

Foreign Government—3.8%

Sovereign—3.8%
Hashemite Kingdom of Jordan Government AID Bonds
2.503%, 10/30/20	13,375,000	14,163,991
3.000%, 06/30/25	5,389,000	5,875,627
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	17,547,496
5.500%, 12/04/23	8,920,000	11,229,210
5.500%, 04/26/24	1,900,000	2,406,369

Total Foreign Government (Cost $50,331,263)		51,222,693

Mortgage-Backed Securities—2.3%

Collateralized Mortgage Obligations—1.2%
CSMC
1.336%, 10/26/37 (144A) (b)	2,646,949	2,610,002
National Credit Union Administration Guaranteed Notes Trust
0.835%, 11/06/17 (b)	1,456,267	1,456,593
0.845%, 03/06/20 (b)	206,596	206,689
0.915%, 01/08/20 (b)	7,400,023	7,415,035
Nomura Resecuritization Trust
2.903%, 03/26/37 (144A) (b)	2,093,754	2,083,451
RBSSP Resecuritization Trust
2.626%, 07/26/45 (144A) (b)	1,977,091	1,977,809
Thornburg Mortgage Securities Trust
1.093%, 09/25/43 (b)	472,900	453,964

		16,203,543

Commercial Mortgage-Backed Securities—1.1%
CDGJ Commercial Mortgage Trust
1.842%, 12/15/27 (144A) (b)	11,345,878	11,335,493
SCG Trust
1.842%, 11/15/26 (144A) (b)	3,750,000	3,744,361

		15,079,854

Total Mortgage-Backed Securities (Cost $31,378,568)		31,283,397

Asset-Backed Securities—1.3%

Asset-Backed - Automobile—1.1%
American Credit Acceptance Receivables Trust
1.950%, 09/12/19 (144A)	3,663,685	3,659,969
CPS Auto Receivables Trust
1.770%, 06/17/19 (144A)	9,195,935	9,183,818
Drive Auto Receivables Trust
1.230%, 06/15/18 (144A)	2,284,602	2,284,033

		15,127,820

Asset-Backed - Other—0.2%
Nationstar HECM Loan Trust
2.981%, 02/25/26 (144A)	2,102,498	2,105,105

Total Asset-Backed Securities (Cost $17,245,649)		17,232,925

Corporate Bonds & Notes—1.2%

Diversified Financial Services—1.2%
National Credit Union Administration Guaranteed Notes
3.450%, 06/12/21	8,645,000	9,366,771
Private Export Funding Corp.
4.300%, 12/15/21	6,000,000	6,859,770

Total Corporate Bonds & Notes (Cost $10,743,274)		16,226,541

Short-Term Investment—3.1%

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $42,513,596 on 07/01/16, collateralized by $42,000,000 U.S. Treasury Note at 1.625% due 07/31/20 with a value of $43,365,000.	42,513,561	42,513,561

Total Short-Term Investments (Cost $42,513,561)		42,513,561

Total Investments—105.0% (Cost $1,382,746,702) (e)		1,429,712,431
Other assets and liabilities (net)—(5.0)%		(67,976,530)

Net Assets—100.0%		$1,361,735,901

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 0.6% of net assets.
(e)	As of June 30, 2016, the aggregate cost of investments was $1,382,746,702. The aggregate unrealized appreciation and depreciation of investments were $50,622,224 and $(3,656,495), respectively, resulting in net unrealized appreciation of $46,965,729.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $38,984,041, which is 2.9% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	3.000%	TBA	$(200,000)	$(204,438)	$(207,555)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$825,777,006	$7,769,000	$833,546,006
Federal Agencies	—	63,960,617	—	63,960,617
U.S. Treasury	—	373,726,691	—	373,726,691
Total U.S. Treasury & Government Agencies	—	1,263,464,314	7,769,000	1,271,233,314
Total Foreign Government*	—	51,222,693	—	51,222,693
Total Mortgage-Backed Securities*	—	31,283,397	—	31,283,397
Total Asset-Backed Securities*	—	17,232,925	—	17,232,925
Total Corporate Bonds & Notes*	—	16,226,541	—	16,226,541
Total Short-Term Investment*	—	42,513,561	—	42,513,561
Total Investments	$—	$1,421,943,431	$7,769,000	$1,429,712,431

TBA Forward Sales Commitments	$—	$(207,555)	$—	$(207,555)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of June 30, 2016	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2016
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$0	$7,769,000	$7,769,000	$0

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$1,429,712,431
Cash	81,514
Receivable for:
Investments sold	5,136,201
TBA securities sold (b)	31,974,341
Fund shares sold	642,305
Principal paydowns	139,567
Interest	5,863,189
Prepaid expenses	8,448

Total Assets	1,473,557,996
Liabilities
Forward sales commitments, at value	207,555
Payables for:
Investments purchased	39,992,380
TBA securities purchased	70,293,033
Fund shares redeemed	281,149
Interest on forward sales commitments	217
Accrued Expenses:
Management fees	462,684
Distribution and service fees	275,050
Deferred trustees’ fees	69,419
Other expenses	240,608

Total Liabilities	111,822,095

Net Assets	$1,361,735,901

Net Assets Consist of:
Paid in surplus	$1,349,919,072
Undistributed net investment income	11,029,993
Accumulated net realized loss	(46,175,776)
Unrealized appreciation on investments	46,962,612

Net Assets	$1,361,735,901

Net Assets
Class B	$1,361,735,901
Capital Shares Outstanding*
Class B	124,372,553
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,382,746,702.
(b)	Included within TBA securities sold is $204,654 related to TBA forward sale commitments.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$15,976,569

Total investment income	15,976,569
Expenses
Management fees	2,763,819
Administration fees	19,367
Custodian and accounting fees	76,158
Distribution and service fees—Class B	1,640,365
Audit and tax services	34,007
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	24,788
Insurance	3,886
Miscellaneous	7,194

Total expenses	4,598,850
Less management fee waiver	(1,373)

Net expenses	4,597,477

Net Investment Income	11,379,092

Net Realized and Unrealized Gain
Net realized gain on:
Investments	4,066,343
Futures contracts	741,808
Swap contracts	9,324

Net realized gain	4,817,475

Net change in unrealized appreciation (depreciation) on:
Investments	54,080,950
Futures contracts	(42,109)
Swap contracts	(17,498)

Net change in unrealized appreciation	54,021,343

Net realized and unrealized gain	58,838,818

Net Increase in Net Assets From Operations	$70,217,910

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,379,092	$20,010,167
Net realized gain	4,817,475	8,767,454
Net change in unrealized appreciation (depreciation)	54,021,343	(22,572,080)

Increase in net assets from operations	70,217,910	6,205,541

From Distributions to Shareholders
Net investment income
Class B	(27,531,578)	(28,865,138)

Total distributions	(27,531,578)	(28,865,138)

Increase (decrease) in net assets from capital share transactions	101,393,794	(30,916,492)

Total increase (decrease) in net assets	144,080,126	(53,576,089)

Net Assets
Beginning of period	1,217,655,775	1,271,231,864

End of period	$1,361,735,901	$1,217,655,775

Undistributed net investment income
End of period	$11,029,993	$27,182,479

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	13,812,913	$149,448,356	16,085,470	$171,551,252
Reinvestments	2,532,804	27,531,578	2,741,229	28,865,138
Redemptions	(6,943,053)	(75,586,140)	(21,560,388)	(231,332,882)

Net increase (decrease)	9,402,664	$101,393,794	(2,733,689)	$(30,916,492)

Increase (decrease) derived from capital shares transactions		$101,393,794		$(30,916,492)

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.59		$10.80	$10.31	$11.05	$10.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.09		0.17	0.18	0.13	0.10		0.10
Net realized and unrealized gain (loss) on investments	0.50		(0.12)	0.59	(0.61)	0.24		0.76

Total from investment operations	0.59		0.05	0.77	(0.48)	0.34		0.86

Less Distributions
Distributions from net investment income	(0.23)		(0.26)	(0.28)	(0.16)	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.10)	(0.02)		(0.09)

Total distributions	(0.23)		(0.26)	(0.28)	(0.26)	(0.02)		(0.13)

Net Asset Value, End of Period	$10.95		$10.59	$10.80	$10.31	$11.05		$10.73

Total Return (%) (d)	5.56	(e)	0.43	7.56	(4.52)	3.15		8.57	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(f)	0.70	0.71	0.70	0.70		0.84	(f)
Net ratio of expenses to average net assets (%) (g)	0.70	(f)	0.70	0.71	0.70	0.70		0.84
Ratio of net investment income to average net assets (%)	1.73	(f)	1.59	1.72	1.24	0.94		1.37	(f)
Portfolio turnover rate (%)	98	(e)(h)	214 (h)	281 (h)	329 (h)	457	(h)	366	(e)
Net assets, end of period (in millions)	$1,361.7		$1,217.7	$1,271.2	$1,314.4	$1,631.7		$717.5

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 50%, 117%, 151%, 212% and 262% for the six months ended June 30, 2016 and the years ended December 31, 2015, 2014, 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—June 30, 2016—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to TIPS adjustments, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

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Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required

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Notes to Financial Statements—June 30, 2016—(Continued)

to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $42,513,561, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating

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Notes to Financial Statements—June 30, 2016—(Continued)

the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$741,808
Swap contracts	9,324

$751,132

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(42,109)
Swap contracts	(17,498)

$(59,607)

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Notes to Financial Statements—June 30, 2016—(Continued)

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long (a)	$35,100,000
Swap contracts	2,433,333

‡	Averages are based on activity levels during the period.
(a)	Average notional amount reflects activity over a one month period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,417,440,004	$4,976,280	$1,262,790,521	$40,751,913

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Notes to Financial Statements—June 30, 2016—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2016 were as follows:

Purchases	Sales
$677,032,573	$646,561,359

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$2,763,819	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (formerly, Pyramis Global Advisors, LLC) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	Over $1.3 billion

An identical agreement was in place for the period January 1, 2016 to April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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Pyramis Government Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$28,865,138	$33,274,992	$—	$—	$28,865,138	$33,274,992

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$27,248,362	$—	$(13,692,830)	$(44,360,225)	$(30,804,693)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2015, the Portfolio utilized $1,717,397 of accumulated capital losses.

As of December 31, 2015, the Portfolio had accumulated short-term capital losses of $27,175,461 and accumulated long-term capital losses of $17,184,764.

MIST-23

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed By FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2016, the Class B shares of the Pyramis Managed Risk Portfolio returned 3.44%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

Market volatility began the period at relatively elevated levels as continued concerns about China’s outlook and the trajectory of the global economy weighed on investor sentiment. Amid the steady U.S. economy and a perceived moderation in the Federal Reserve’s tightening posture, volatility eased until a brief spike in late June as the United Kingdom referendum vote to leave the European Union (“Brexit”) unleashed more uncertainty about the global economy and markets. Despite the somewhat defensive market tone, most asset classes posted decent gains for the period. U.S. equities led foreign developed equities, but trailed emerging markets. Recently beleaguered commodities, especially gold, benefited from global policy easing and political uncertainty after the Brexit vote. One of the key themes for the period was the continued drop in bond yields propelling many bond and interest rate-sensitive categories to solid gains. The Brexit vote and subsequent expectation of even easier monetary policy postures by the world’s central banks added fuel to the global sovereign bond rally. U.S. yields remained higher than those of many other advanced economies, with trillions of dollars of government bonds trading at negative yields in Europe and Japan at the end of the period.

Early in the period, many equity markets got off to a rocky start. In the U.S., the S&P 500 Index fell more than 10% during the first six weeks of the year, but recouped its initial losses to post positive returns for the period. Outside of the Energy sector, profit margins held up and were close to all-time highs. Record-low bond yields boosted the attractiveness of Telecommunications Services and Utilities, making these dividend-yielding sectors the period’s top performers. High dividend-yielding sectors ended the period expensive relative to their own histories. Alongside the recovery in oil prices, Energy stocks rebounded and outperformed the S&P 500 Index as well. More cyclical sectors, such as Information Technology and Consumer Discretionary, lagged. Amidst the uncertain global environment, value stocks outperformed their growth counterparts. Outside the U.S., in a reversal of a multi-year trend, emerging market countries’ equity markets, with price-to-earnings multiples at the lower end of their 20-year averages, outperformed many developed markets. Commodities, as well as equities in commodity-producing countries – such as Canada and Latin America – continued their rally through the period. The strong dollar was a headwind for equity returns in most developed markets for U.S.-based investors.

All bond categories posted positive returns for the period as investors anticipated even more accommodative central bank policies, interest rates fell, and credit spreads tightened. Long-duration and lower-credit-quality categories performed best, with some categories registering double-digit returns. After falling during the “risk-off” environment in the early part of the period, yields stabilized before falling at the end of June following the Brexit vote. Yields on many categories closed the period near their all-time lows, though many credit spreads remained near their historic averages. More credit-sensitive categories – such as High Yield and emerging markets debt – provided an attractive yield spread over higher-quality bonds. The low rate environment supported corporate balance sheets as debt-servicing costs remained low relative to cash flow receipts. High Yield bonds benefited from higher oil prices and more favorable liquidity conditions with any Federal Reserve rate hikes expected to be on hold.

PORTFOLIO REVIEW / PERIOD END POSITIONING

At the beginning of the period, relative to its strategic asset allocation, the Portfolio was overweight developed market equities, both U.S. and foreign. The U.S. had low recession risk and fair valuations while developed markets exhibited tepid but stable trends with relatively attractive valuations. With global yields at historically low levels, negative in some cases, the Portfolio continued to have low expectations for bond returns. Consequently, the Portfolio began the period with a significant Investment Grade debt underweight. Cash was also an underweight position, reflecting more attractive return opportunities than other asset classes. Exposure to opportunistic asset classes was primarily accounted for by U.S. Treasury inflation-protected securities (“TIPS”), long U.S. Treasuries, High Yield debt, real estate, and emerging markets equity and debt.

Global equity markets declined early in the period, reflecting volatile oil prices, worries about China, divergent monetary policies, and global growth anxiety. As volatility forecasts increased in this environment, the Portfolio de-risked by reducing equity exposure, both U.S. and foreign developed, to underweight positions. To reduce potential volatility, most of the proceeds were allocated to fixed income and cash, modestly closing the fixed income underweight and bringing cash to an overweight position. In addition, with acceleration in inflation expectations and the Portfolio’s view that inflation risk was mispriced, proceeds were added to opportunistic inflation sensitive assets, including an increase to the TIPS position and the establishment of floating rate bank loan and commodities positions. As volatility forecasts declined toward the middle of the period, the Portfolio modestly trimmed the equity underweight by adding to developed country exposure, especially the more fundamentally attractive U.S. A partial reduction of the cash overweight and modest increase to the fixed income underweight were sources of funds. The modest emerging market debt and real estate positions were maintained through the period.

For the period, the Portfolio’s asset allocation and security selection detracted from performance. Opportunistic asset classes, including real estate, emerging market equities, High Yield debt, TIPS, and long U.S. Treasuries, helped performance. However, in a period where U.S. equity and Investment Grade debt performed relatively well, the Portfolio’s U.S. equity and Investment Grade debt underweights were

MIST-1

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed By FIAM, LLC

Portfolio Manager Commentary*—(Continued)

significant detractors from performance, offsetting the positive contributions from opportunistic asset classes. In addition, the Portfolio’s cash overweight was a detractor. Security selection was negative with U.S. stock picking challenges offsetting contributions from foreign developed equities and Investment Grade debt. The interest rate overlay had a positive impact on performance as longer duration assets performed well on a relative basis amidst the period’s volatility.

As of June 30, 2016, versus the strategic asset allocation, the Portfolio still favored equities over bonds. The Portfolio was underweight both U.S. and foreign developed equities. There was also modest exposure to real estate and commodities. The Portfolio maintained its largest active position, an underweight position in Investment Grade debt. Fixed income holdings were weighted toward Investment Grade credit with additional positions in High Yield debt, floating rate debt, emerging markets equity and debt, TIPS and long U.S. Treasuries. The Portfolio was overweight cash.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to help provide liquidity, additional diversification and balance the sources of risk. At period end, the Portfolio held S&P 500 futures (U.S. equities), MSCI EAFE futures (foreign developed equities), MSCI Emerging Markets futures (foreign equities) and U.S. Treasury futures (U.S. government bonds). The derivatives generally performed in line with expectations while providing economically efficient and liquid investment options.

Xuehai En

Portfolio Manager

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
Pyramis Managed Risk Portfolio
Class B	3.44	-0.25	6.00
Dow Jones Moderate Index	4.67	1.73	5.95

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/19/2013. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	14.9
iShares Core U.S. Aggregate Bond ETF	7.4
Fidelity Overseas Fund	7.3
Fidelity Equity Dividend Income Fund	3.9
Fidelity Contrafund	3.8
Fidelity International Small Cap Opportunities Fund	2.6
Fidelity Stock Selector Large Cap Value Fund	2.4
iShares TIPS Bond ETF	2.3
Vanguard Value ETF	2.3
Fidelity Corporate Bond Fund	2.3

Top Sectors

% of Net Assets
Mutual Funds	80.6
Cash & Cash Equivalents	18.1

MIST-3

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B(a)(b)	Actual	0.62%	$1,000.00	$1,034.40	$3.14
	Hypothetical*	0.62%	$1,000.00	$1,021.78	$3.12

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—80.6% of Net Assets

Security Description	Shares	Value

Investment Company Securities—80.6%
Energy Select Sector SPDR Fund	44,889	$3,063,225
Fidelity Blue Chip Growth Fund (a)	267,764	17,452,866
Fidelity Blue Chip Value Fund (a)	492,787	7,677,626
Fidelity Conservative Income Bond Fund (a)	1,299,115	13,030,128
Fidelity Contrafund (a)	315,117	30,575,830
Fidelity Corporate Bond Fund (a)	1,581,800	18,222,331
Fidelity Diversified International Fund (a)	139,735	4,647,570
Fidelity Equity Dividend Income Fund (a)	1,222,235	31,729,216
Fidelity Floating Rate High Income Fund (a)	1,921,552	17,966,508
Fidelity Inflation Protected Bond Index Fund (formerly, Spartan Inflation Protected Bond Index Fund) (a)	960,568	9,576,859
Fidelity International Small Cap Opportunities Fund (a)	1,449,431	21,002,250
Fidelity Japan Smaller Companies Fund (a)	463,030	6,843,590
Fidelity Low-Priced Stock Fund (a)	152,749	7,319,713
Fidelity Nordic Fund (a)	91,470	4,224,067
Fidelity OTC Portfolio (a)	101,981	7,941,240
Fidelity Overseas Fund (a)	1,484,143	58,653,315
Fidelity Real Estate Income Fund (a)	91,545	1,095,792
Fidelity Real Estate Investment Portfolio (a)	150,561	6,844,493
Fidelity Small Cap Stock Fund (a)	385,560	6,650,916
Fidelity Stock Selector Large Cap Value Fund (a)	1,099,218	18,906,553
Fidelity Total Bond Fund (a)	11,134,908	119,588,913
Fidelity Value Discovery Fund (a)	558,225	13,012,235
iShares 20+ Year Treasury Bond ETF	116,452	16,175,183
iShares Core U.S. Aggregate Bond ETF	532,407	59,933,056
iShares J.P. Morgan USD Emerging Markets Bond ETF	27,344	3,148,662
iShares TIPS Bond ETF	158,252	18,463,261
iShares U.S. Financial Services ETF	118,970	9,590,172
iShares U.S. Technology ETF	151,855	15,987,294
PowerShares DB Commodity Index Tracking ETF (b)	211,821	3,251,452
SPDR Barclays High Yield Bond ETF	207,712	7,415,318
Vanguard Consumer Discretionary ETF	74,792	9,123,128
Vanguard Consumer Staples ETF	91,411	12,908,147
Vanguard Health Care ETF	61,863	8,072,503
Vanguard Industrials ETF	141,496	15,036,780

Investment Company Securities—(Continued)
Vanguard Materials ETF	38,460	3,939,458
Vanguard Telecommunication Services ETF	97,063	9,550,999
Vanguard Utilities ETF	36,048	4,127,496
Vanguard Value ETF	216,557	18,405,179
WisdomTree Europe Hedged Equity Fund	113,171	5,718,531
WisdomTree Japan Hedged Equity Fund	30,564	1,185,272

Total Mutual Funds (Cost $645,221,838)		648,057,127

Short-Term Investment—18.1%

Repurchase Agreement—18.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $145,786,414 on 07/01/16, collateralized by $144,025,000 U.S. Treasury Note at 1.625% due 07/31/20 with a value of $148,705,813.	145,786,292	145,786,292

Total Short-Term Investments (Cost $145,786,292)		145,786,292

Total Investments—98.7% (Cost $791,008,130) (c)		793,843,419
Other assets and liabilities (net)—1.3%		10,706,539

Net Assets—100.0%		$804,549,958

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	Non-income producing security.
(c)	As of June 30, 2016, the aggregate cost of investments was $791,008,130. The aggregate unrealized appreciation and depreciation of investments were $13,442,946 and $(10,607,657), respectively, resulting in net unrealized appreciation of $2,835,289.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
MSCI EAFE Mini Index Futures	09/16/16	335	USD	27,825,494	$(770,894)
MSCI Emerging Markets Mini Index Futures	09/16/16	215	USD	9,032,569	(59,544)
S&P 500 E-Mini Index Futures	09/16/16	624	USD	65,741,322	(527,082)
U.S. Treasury Note 10 Year Futures	09/21/16	1,397	USD	181,071,668	4,707,503
U.S. Treasury Ultra Long Bond Futures	09/21/16	265	USD	46,081,809	3,307,566

Net Unrealized Appreciation					$6,657,549

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$648,057,127	$—	$—	$648,057,127
Total Short-Term Investment*	—	145,786,292	—	145,786,292
Total Investments	$648,057,127	$145,786,292	$—	$793,843,419

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$8,015,069	$—	$—	$8,015,069
Futures Contracts (Unrealized Depreciation)	(1,357,520)	—	—	(1,357,520)
Total Futures Contracts	$6,657,549	$—	$—	$6,657,549

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a)	$225,095,116
Affiliated investments at value (b)	422,962,011
Repurchase Agreement	145,786,292
Cash	1,850,000
Cash collateral for futures contracts	7,884,500
Receivable for:
Fund shares sold	879,991
Interest	121
Dividends on affiliated investments	430,296
Variation margin on futures contracts	1,222,130
Prepaid expenses	5,122

Total Assets	806,115,579
Liabilities
Payables for:
Investments purchased	223,615
Affiliated investments purchased	444,969
Fund shares redeemed	13,250
Variation margin on futures contracts	349,297
Accrued Expenses:
Management fees	226,572
Distribution and service fees	161,697
Deferred trustees’ fees	50,029
Other expenses	96,192

Total Liabilities	1,565,621

Net Assets	$804,549,958

Net Assets Consist of:
Paid in surplus	$799,437,985
Undistributed net investment income	1,856,632
Accumulated net realized loss	(6,237,497)
Unrealized appreciation on investments, affiliated investments and futures contracts	9,492,838

Net Assets	$804,549,958

Net Assets
Class B	$804,549,958
Capital Shares Outstanding*
Class B	72,688,418
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $221,097,316.
(b)	Identified cost of affiliated investments was $424,124,522.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$1,592,592
Dividends from affiliated investments	2,764,009
Interest	24,262

Total investment income	4,380,863
Expenses
Management fees	1,648,996
Administration fees	10,817
Custodian and accounting fees	21,111
Distribution and service fees—Class B	916,109
Audit and tax services	15,510
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	10,499
Insurance	1,311
Miscellaneous	4,227

Total expenses	2,657,846
Less management fee waiver	(390,843)

Net expenses	2,267,003

Net Investment Income	2,113,860

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(6,204,278)
Affiliated investments	(10,210,343)
Futures contracts	12,894,504
Capital gain distributions from Affiliated Underlying Portfolios	435,368

Net realized loss	(3,084,749)

Net change in unrealized appreciation on:
Investments	9,968,705
Affiliated investments	13,166,525
Futures contracts	5,092,511

Net change in unrealized appreciation	28,227,741

Net realized and unrealized gain	25,142,992

Net Increase in Net Assets From Operations	$27,256,852

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,113,860	$5,553,837
Net realized gain (loss)	(3,084,749)	1,069,558
Net change in unrealized appreciation (depreciation)	28,227,741	(22,755,918)

Increase (decrease) in net assets from operations	27,256,852	(16,132,523)

From Distributions to Shareholders
Net investment income
Class B	(5,895,125)	(3,299,846)
Net realized capital gains
Class B	(1,988,717)	(16,611,724)

Total distributions	(7,883,842)	(19,911,570)

Increase in net assets from capital share transactions	96,745,284	416,046,441

Total increase in net assets	116,118,294	380,002,348

Net Assets
Beginning of period	688,431,664	308,429,316

End of period	$804,549,958	$688,431,664

Undistributed net investment income
End of period	$1,856,632	$5,637,897

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	10,518,753	$112,570,917	37,479,696	$424,089,091
Reinvestments	720,644	7,883,842	1,757,420	19,911,570
Redemptions	(2,212,469)	(23,709,475)	(2,487,815)	(27,954,220)

Net increase	9,026,928	$96,745,284	36,749,301	$416,046,441

Increase derived from capital shares transactions		$96,745,284		$416,046,441

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013(a)
Net Asset Value, Beginning of Period	$10.81		$11.46	$10.59	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.03		0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	0.34		(0.25)	0.80	0.76

Total from investment operations	0.37		(0.12)	0.91	0.86

Less Distributions
Distributions from net investment income	(0.08)		(0.09)	0.00	(0.08)
Distributions from net realized capital gains	(0.03)		(0.44)	(0.04)	(0.19)

Total distributions	(0.11)		(0.53)	(0.04)	(0.27)

Net Asset Value, End of Period	$11.07		$10.81	$11.46	$10.59

Total Return (%) (c)	3.44	(d)	(1.25)	8.64	8.59	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.73	(f)	0.74	0.82	1.15	(f)
Net ratio of expenses to average net assets (%) (e)(g)	0.62	(f)	0.63	0.70	0.80	(f)
Ratio of net investment income to average net assets (%) (h)	0.58	(f)	1.13	0.99	1.39	(f)
Portfolio turnover rate (%)	45	(d)	93	62	88	(d)
Net assets, end of period (in millions)	$804.5		$688.4	$308.4	$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios and Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Managed Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of affiliated mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) offered by Fidelity Investments and other sponsors and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying Portfolios are valued at reported net asset value per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. These types of investments are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are

MIST-10

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and distributions from Underlying Portfolios and ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $145,786,292, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

MIST-11

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$8,015,069
Equity			Unrealized depreciation on futures contracts (a)	$1,357,520

Total		$8,015,069		$1,357,520

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$8,664,284	$4,230,220	$12,894,504

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$7,969,845	$(2,877,334)	$5,092,511

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$159,951,400

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

MIST-12

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$322,852,244	$0	$264,159,018

MIST-13

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement (“Management Agreement”) with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.450% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $1,648,996.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (formerly, Pyramis Global Advisors, LLC) (the “Subadvisor”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, through April 30, 2017, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

7. Transactions in Securities of Affiliated Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the six months ended June 30, 2016 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Fidelity Blue Chip Growth Fund	552,106	—	(284,342)	267,764
Fidelity Blue Chip Value Fund	809,491	—	(316,704)	492,787
Fidelity Conservative Income Bond Fund	98,717	1,200,398	—	1,299,115
Fidelity Contrafund	421,898	107,084	(213,865)	315,117
Fidelity Corporate Bond Fund	2,409,385	408,769	(1,236,354)	1,581,800
Fidelity Diversified International Fund	372,845	29,614	(262,724)	139,735
Fidelity Emerging Asia Fund	17,588	—	(17,588)	—
Fidelity Equity Dividend Income Fund	—	1,222,235	—	1,222,235
Fidelity Europe Fund	50,165	—	(50,165)	—
Fidelity Floating Rate High Income Fund	—	1,921,552	—	1,921,552
Fidelity Inflation Protected Bond Index Fund (formerly, Spartan Inflation Protected Bond Index Fund)	683,979	276,589	—	960,568
Fidelity International Discovery Fund	46,021	—	(46,021)	—
Fidelity International Small Cap Opportunities Fund	936,920	512,511	—	1,449,431
Fidelity Japan Smaller Companies Fund	276,131	186,899	—	463,030
Fidelity Low-Priced Stock Fund	93,599	81,742	(22,592)	152,749
Fidelity Mega Cap Stock Fund	146,722	—	(146,722)	—
Fidelity Mid Cap Value Fund	378,561	—	(378,561)	—
Fidelity Nordic Fund	—	91,470	—	91,470
Fidelity OTC Portfolio	—	101,981	—	101,981
Fidelity Overseas Fund	1,548,873	111,031	(175,761)	1,484,143
Fidelity Real Estate Income Fund	90,237	1,308	—	91,545
Fidelity Real Estate Investment Portfolio	64,025	86,536	—	150,561
Fidelity Small Cap Stock Fund	508,478	8,835	(131,753)	385,560
Fidelity Stock Selector Large Cap Value Fund	1,115,919	197,445	(214,146)	1,099,218
Fidelity Total Bond Fund	14,947,561	1,118,577	(4,931,230)	11,134,908
Fidelity Value Discovery Fund	1,262,859	579,047	(1,283,681)	558,225

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Fidelity Blue Chip Growth Fund	$(2,979,275)	$—	$—	$17,452,866
Fidelity Blue Chip Value Fund	(332,197)	—	—	7,677,626
Fidelity Conservative Income Bond Fund	—	—	27,148	13,030,128
Fidelity Contrafund	(1,092,123)	262,843	5,906	30,575,830
Fidelity Corporate Bond Fund	(524,125)	—	284,344	18,222,331
Fidelity Diversified International Fund	(1,429,235)	—	—	4,647,570
Fidelity Emerging Asia Fund	(145,052)	—	—	—
Fidelity Equity Dividend Income Fund	—	—	—	31,729,216
Fidelity Europe Fund	(277,660)	—	—	—
Fidelity Floating Rate High Income Fund	—	—	89,466	17,966,508
Fidelity Inflation Protected Bond Index Fund (formerly, Spartan Inflation Protected Bond Index Fund)	—	18,444	252	9,576,859
Fidelity International Discovery Fund	(98,608)	—	—	—
Fidelity International Small Cap Opportunities Fund	—	—	—	21,002,250
Fidelity Japan Smaller Companies Fund	—	—	—	6,843,590
Fidelity Low-Priced Stock Fund	(60,791)	—	—	7,319,713
Fidelity Mega Cap Stock Fund	(51,266)	—	—	—
Fidelity Mid Cap Value Fund	(1,466,861)	—	—	—
Fidelity Nordic Fund	—	—	—	4,224,067
Fidelity OTC Portfolio	—	—	—	7,941,240
Fidelity Overseas Fund	(509,910)	—	—	58,653,315
Fidelity Real Estate Income Fund	—	—	15,201	1,095,792
Fidelity Real Estate Investment Portfolio	—	—	28,639	6,844,493
Fidelity Small Cap Stock Fund	(683,655)	154,081	—	6,650,916

MIST-15

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Affiliated Underlying Portfolios	Capital Gain Distributions from Affiliated Underlying Portfolios	Dividend Income from Affiliated Underlying Portfolios	Ending Value as of June 30, 2016
Fidelity Stock Selector Large Cap Value Fund	$(259,915)	$—	$—	$18,906,553
Fidelity Total Bond Fund	337,470	—	2,313,053	119,588,913
Fidelity Value Discovery Fund	(637,140)	—	—	13,012,235

	$(10,210,343)	$435,368	$2,764,009	$422,962,011

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$9,562,054	$298,151	$10,349,516	$438,457	$19,911,570	$736,608

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$5,683,166	$1,859,214	$(21,758,148)	$—	$(14,215,768)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 4.38%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 4.67%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2016, global equities followed a V-shaped trajectory with stocks falling sharply to mid-February and rebounding thereafter to end the quarter virtually flat in U.S. dollar terms. The actions of central banks and a recovery in oil prices were important contributors to the market turnaround. The market responded positively as forecasts for additional increases in U.S. interest rates were deferred following dovish comments from Federal Reserve Bank’s chair Janet Yellen; U.S. equities gained over the quarter. Eurozone equities had a turbulent first quarter with banks under particular pressure. The European Central Bank announced fresh monetary policy easing in early March. In the United Kingdom (the “U.K.”), the British pound fell as markets digested the possibility that the U.K. could leave the European Union (the “E.U.”) following the June referendum. The Bank of Japan surprised investors with a move to a negative interest rate policy which led to a decline in Japanese equities. Emerging market equities posted positive returns and outperformed developed market equities. An easing in U.S. dollar strength supported emerging markets while Brazil was the strongest market amid heightened expectations for political change. In bonds, both government and corporate indices were positive.

Markets made a confident start to the second quarter although the U.K.’s vote to leave the E.U. overshadowed other developments by the end of the period. Global equities delivered positive returns in U.S. dollar terms. Commodities gained, with Energy outperforming. U.S. equities posted positive returns over the second quarter, supported by expectations that additional interest rate rises would be delayed. The U.K.’s FTSE All-Share Index was among the strongest markets as a sharp depreciation in the British pound was viewed as advantageous to a stock market comprising predominantly overseas earners. Eurozone equities had a turbulent quarter following the U.K. referendum, with Financials particularly under pressure. Japanese equities posted considerable declines as a sharp appreciation in the Japanese yen (up 9.1% against the U.S. dollar) had a particularly negative impact on the stock market. Emerging markets slightly lagged developed markets. Brazilian equities were up sharply as the Brazilian real rallied strongly against a backdrop of easing political risk. Government bond yields were sharply lower over the second quarter, with the 10-year German Bund yield dropping into negative territory.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange Traded Funds and futures) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year interest rate swaps.

The Portfolio underperformed its benchmark over the first half of 2016. The key drivers of performance were the overweight Japanese yen and underweight British pound positions. Early in the period, the yen experienced a significant tailwind due to its attractiveness as a safe haven during market volatility and the market questioning the Bank of Japan’s decision to cut interest rates into negative territory. The British pound experienced notable weakness partially due to the increased political uncertainty in the U.K. Additionally, the overweight Brazilian real position was contributory to Portfolio performance as markets reacted positively to the shifting political environment amid the impeachment proceedings against President Dilma Rousseff. After the aggressive sell off in oil prices, we decided to act on an attractive valuation opportunity within the sector by implementing the Schroders Stable Energy Thematic Basket. The basket is designed to capitalize on the structural challenges currently facing the sector while focusing on companies with strong balance sheets. These energy companies are not reliant on an immediate bounce in oil prices to survive but have high quality assets and financial strength to remain solvent even if oil prices remain at a low level for the next 12 to 18 months. The Schroders Stable Energy Thematic Basket contributed positively to performance as commodities rallied over the second quarter; much of the appreciation in price was driven by a global rebalance in oil supply and demand after spot prices collapsed in the previous quarter. The Portfolio’s allocation to real estate investment trusts was additive to performance over the period due to their interest rate sensitivity as expectations that the Federal Reserve Bank would raise rates dissolved following the weaker jobs report in May. The Quality Yield Thematic Basket was re-introduced to the Portfolio in June. The basket is a low risk way to access equities while earning an attractive yield. With earnings growth expected to remain quite low and limited scope for Price-to-Earnings expansion and buybacks out of favor, dividends naturally become a larger component of equity returns.

The headwinds to the Portfolio were primarily overweight positions to Japanese and European equities. Early in the period, Japanese equities suffered on the back of renewed concerns over global growth and increased volatility after the Bank of Japan’s move to a negative interest rate policy in January. The underperformance of Japanese equities was also due to the roughly 7% appreciation of the Japanese yen relative to the U.S. dollar over the quarter. The Portfolio’s overweight allocation to Japanese equities versus the benchmark detracted from performance. Eurozone equities detracted from performance amid widespread risk aversion and investors focusing on the impact

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

of negative deposit rates. Economic growth also disappointed, with inflation failing to meet the European Central Bank’s year on year target of 2%. The Portfolio’s relative underweight to Investment Grade fixed income over both quarters detracted from performance as yields fell resulting in the Portfolio missing the opportunity for capital appreciation versus the benchmark. The underweight to the Australian dollar over the second quarter had disappointing results. Initially, it was believed that the underweight position offered a good hedge against renewed fears of Chinese economic weakness. The trade suffered as Chinese fears abated and the market continued to favor higher yielding assets such as the Australian dollar.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency, and interest-rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure.

As of June 30, 2016, the Portfolio’s allocation to developed equities was 41.7% and the allocation to Investment Grade bonds was 21.7%. The Portfolio held approximately 7.5% in Opportunistic asset classes, specifically, emerging market equities, Treasury inflation protected securities, and Property. The Portfolio’s cash level was 2.7% as of the end of June. The Volatility Management Strategy was active and reduced the equity and fixed income exposure by 26.4% at the end of the period. The calculated volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	4.38	2.29	6.97
Dow Jones Moderate Index	4.67	1.73	6.56

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Equity Sectors

% of Net Assets
Financials	10.6
Energy	4.9
Information Technology	4.5
Health Care	4.3
Consumer Discretionary	3.7

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	32.7
Cash & Cash Equivalents	22.2
U.S. Treasury & Government Agencies	3.9

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class B	Actual	0.96%	$1,000.00	$1,043.80	$4.88
	Hypothetical*	0.96%	$1,000.00	$1,020.09	$4.82

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—32.7% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.2%
Omnicom Group, Inc.
4.450%, 08/15/20	1,855,000	$2,046,469

Aerospace/Defense—0.5%
Lockheed Martin Corp.
3.550%, 01/15/26	5,125,000	5,567,041

Agriculture—0.6%
Altria Group, Inc.
4.750%, 05/05/21	660,000	752,815
10.200%, 02/06/39	304,000	563,367
Philip Morris International, Inc.
1.375%, 02/25/19	765,000	770,948
2.125%, 05/10/23	1,015,000	1,018,780
6.375%, 05/16/38	645,000	892,111
Reynolds American, Inc.
4.450%, 06/12/25	2,895,000	3,242,221
7.250%, 06/15/37	170,000	232,009

		7,472,251

Auto Manufacturers—0.5%
Ford Motor Credit Co. LLC
3.096%, 05/04/23	1,810,000	1,835,282
4.375%, 08/06/23	1,290,000	1,402,025
6.625%, 08/15/17	1,090,000	1,150,529
General Motors Financial Co., Inc.
3.150%, 01/15/20	595,000	602,322
3.200%, 07/06/21	1,290,000	1,292,052

		6,282,210

Auto Parts & Equipment—0.2%
Delphi Automotive plc
3.150%, 11/19/20	1,245,000	1,280,610
Delphi Corp.
4.150%, 03/15/24	560,000	595,310

		1,875,920

Banks—8.9%
Bank of America Corp.
3.300%, 01/11/23	1,410,000	1,451,097
3.950%, 04/21/25	3,785,000	3,854,436
5.625%, 07/01/20	1,045,000	1,175,667
Bank of Nova Scotia (The)
2.450%, 03/22/21	2,305,000	2,368,408
Barclays Bank plc
5.140%, 10/14/20	940,000	996,157
10.179%, 06/12/21 (144A)	625,000	786,890
Barclays plc
3.650%, 03/16/25	1,435,000	1,379,852
5.200%, 05/12/26	3,265,000	3,298,835
BB&T Corp.
2.450%, 01/15/20	1,500,000	1,541,802
BBVA Banco Continental S.A.
3.250%, 04/08/18 (144A)	330,000	337,425

Banks—(Continued)
BPCE S.A.
2.250%, 01/27/20	1,200,000	1,219,693
2.500%, 12/10/18	1,580,000	1,620,176
4.500%, 03/15/25 (144A)	1,060,000	1,059,477
4.875%, 04/01/26 (144A)	1,460,000	1,497,897
5.700%, 10/22/23 (144A)	535,000	573,821
Branch Banking & Trust Co.
1.350%, 10/01/17	3,150,000	3,158,045
Capital One Financial Corp.
3.200%, 02/05/25	970,000	977,257
Capital One N.A.
2.950%, 07/23/21	860,000	883,748
Citigroup, Inc.
2.150%, 07/30/18	965,000	976,762
3.700%, 01/12/26	1,085,000	1,142,166
4.300%, 11/20/26	2,685,000	2,766,245
Commonwealth Bank of Australia
2.400%, 11/02/20	905,000	932,035
Cooperatieve Rabobank UA
3.875%, 02/08/22	700,000	760,481
3.950%, 11/09/22	250,000	258,545
4.375%, 08/04/25	1,420,000	1,483,230
Credit Suisse AG
1.700%, 04/27/18	1,410,000	1,411,509
Danske Bank A/S
2.800%, 03/10/21 (144A)	3,275,000	3,398,523
Discover Bank
2.000%, 02/21/18	1,210,000	1,213,914
3.200%, 08/09/21	1,000,000	1,017,389
Fifth Third Bank
3.850%, 03/15/26	1,435,000	1,506,984
First Republic Bank
2.375%, 06/17/19	880,000	890,292
Goldman Sachs Group, Inc. (The)
2.274%, 11/29/23 (a)	1,070,000	1,067,713
3.625%, 01/22/23	2,635,000	2,764,004
4.250%, 10/21/25	1,020,000	1,054,363
5.150%, 05/22/45	1,340,000	1,397,970
5.250%, 07/27/21	1,460,000	1,647,584
5.750%, 01/24/22	2,000,000	2,321,920
6.750%, 10/01/37	495,000	610,599
HSBC Holdings plc
4.000%, 03/30/22	1,770,000	1,860,532
4.875%, 01/14/22	1,555,000	1,706,325
ING Bank NV
2.750%, 03/22/21 (144A)	1,070,000	1,105,750
JPMorgan Chase & Co.
3.875%, 09/10/24	5,620,000	5,818,594
Lloyds Bank plc
2.050%, 01/22/19	3,000,000	2,992,218
2.300%, 11/27/18	295,000	296,661
Lloyds Banking Group plc
3.100%, 07/06/21	310,000	309,771
Morgan Stanley
3.750%, 02/25/23	1,140,000	1,207,460
4.350%, 09/08/26	1,415,000	1,480,256

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley
4.875%, 11/01/22	510,000	$558,479
5.450%, 01/09/17	1,870,000	1,909,977
5.500%, 01/26/20	755,000	839,720
PNC Bank N.A.
1.850%, 07/20/18	1,160,000	1,172,821
3.250%, 06/01/25	1,290,000	1,370,570
Regions Bank
2.250%, 09/14/18	545,000	548,629
Royal Bank of Scotland Group plc
4.800%, 04/05/26	1,325,000	1,347,618
Santander UK Group Holdings plc
2.875%, 10/16/20	685,000	679,708
Santander UK plc
1.511%, 08/24/18 (a)	1,500,000	1,496,808
Societe Generale S.A.
5.000%, 01/17/24 (144A)	3,030,000	3,150,912
Standard Chartered plc
1.700%, 04/17/18 (144A)	1,585,000	1,567,988
4.050%, 04/12/26 (144A) (b)	685,000	688,333
5.700%, 01/25/22	1,060,000	1,139,624
U.S. Bancorp
5.125%, 01/15/21 (a) (b)	3,065,000	3,153,119
UBS AG
1.340%, 03/26/18 (a)	1,960,000	1,961,684
UBS Group Funding Jersey, Ltd.
3.000%, 04/15/21 (144A)	2,240,000	2,284,688
Wells Fargo & Co.
3.000%, 02/19/25	1,940,000	1,986,998
4.100%, 06/03/26	3,000,000	3,208,833

		102,646,987

Beverages—1.3%
Anheuser-Busch InBev Finance, Inc.
3.300%, 02/01/23	4,590,000	4,836,345
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/42	915,000	915,533
Molson Coors Brewing Co.
3.000%, 07/15/26	3,180,000	3,176,865
PepsiCo, Inc.
3.500%, 07/17/25 (b)	2,260,000	2,471,712
4.450%, 04/14/46	3,130,000	3,652,647

		15,053,102

Biotechnology—0.5%
Amgen, Inc.
3.875%, 11/15/21	955,000	1,041,292
4.500%, 03/15/20	900,000	991,073
5.750%, 03/15/40	605,000	741,038
Gilead Sciences, Inc.
4.500%, 04/01/21	1,180,000	1,322,683
4.500%, 02/01/45	1,725,000	1,880,276

		5,976,362

Chemicals—0.3%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P.
2.450%, 05/01/20 (144A)	500,000	500,811
Dow Chemical Co. (The)
3.500%, 10/01/24	94,000	99,778
Eastman Chemical Co.
3.800%, 03/15/25	1,000,000	1,056,881
4.800%, 09/01/42	660,000	684,100
Monsanto Co.
3.375%, 07/15/24	939,000	967,318
Mosaic Co. (The)
3.750%, 11/15/21	255,000	270,821
4.875%, 11/15/41	335,000	337,988

		3,917,697

Commercial Services—0.0%
S&P Global, Inc.
2.500%, 08/15/18	465,000	474,582

Computers—0.9%
Apple, Inc.
2.700%, 05/13/22	1,000,000	1,044,548
4.375%, 05/13/45	970,000	1,056,799
4.650%, 02/23/46	565,000	638,211
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
5.450%, 06/15/23 (144A)	1,760,000	1,826,129
Hewlett Packard Enterprise Co.
4.400%, 10/15/22 (144A)	2,080,000	2,225,945
4.900%, 10/15/25 (144A)	1,190,000	1,243,338
International Business Machines Corp.
7.625%, 10/15/18	1,785,000	2,039,070

		10,074,040

Diversified Financial Services—1.0%
American Express Credit Corp.
0.950%, 06/05/17 (a)	1,400,000	1,398,117
Capital One Bank USA N.A.
1.300%, 06/05/17	740,000	739,987
GE Capital International Funding Co.
3.373%, 11/15/25 (144A)	2,433,000	2,640,365
HSBC Finance Corp.
6.676%, 01/15/21	1,220,000	1,367,015
Navient Corp.
6.000%, 01/25/17	700,000	708,750
Visa, Inc.
4.300%, 12/14/45	4,045,000	4,683,078

		11,537,312

Electric—1.4%
Berkshire Hathaway Energy Co.
6.500%, 09/15/37	345,000	474,235
Duke Energy Carolinas LLC
4.300%, 06/15/20	540,000	600,749

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Florida LLC
6.400%, 06/15/38	1,925,000	$2,742,130
Duke Energy Ohio, Inc.
3.700%, 06/15/46	660,000	672,751
Electricite de France S.A.
4.750%, 10/13/35 (144A)	590,000	627,317
6.500%, 01/26/19 (144A)	180,000	202,292
Exelon Corp.
2.450%, 04/15/21	1,100,000	1,115,475
Georgia Power Co.
1.950%, 12/01/18	960,000	976,482
4.300%, 03/15/42	545,000	597,058
Nisource Finance Corp.
4.800%, 02/15/44	230,000	263,785
6.125%, 03/01/22	830,000	987,678
PPL Electric Utilities Corp.
4.750%, 07/15/43	625,000	757,374
Public Service Co. of Colorado
4.750%, 08/15/41	1,065,000	1,282,679
Southern California Edison Co.
4.500%, 09/01/40	1,025,000	1,187,448
5.500%, 03/15/40	335,000	433,054
Southern Co. (The)
3.250%, 07/01/26	2,815,000	2,924,005
Southern Power Co.
5.250%, 07/15/43	670,000	731,154

		16,575,666

Electronics—0.3%
FLIR Systems, Inc.
3.125%, 06/15/21	635,000	651,995
Fortive Corp.
3.150%, 06/15/26 (144A)	2,145,000	2,207,503
Honeywell International, Inc.
5.700%, 03/15/37	240,000	318,974

		3,178,472

Engineering & Construction—0.2%
Sydney Airport Finance Co. Pty, Ltd.
3.625%, 04/28/26 (144A)	1,825,000	1,883,329

Environmental Control—0.1%
Republic Services, Inc.
5.250%, 11/15/21	415,000	479,635
Waste Management, Inc.
2.400%, 05/15/23	910,000	923,129

		1,402,764

Food—0.6%
Kraft Heinz Foods Co.
4.375%, 06/01/46 (144A)	2,930,000	3,098,539
Kroger Co. (The)
2.600%, 02/01/21	2,915,000	3,027,137
5.000%, 04/15/42	260,000	299,936
5.150%, 08/01/43	473,000	564,491

		6,990,103

Forest Products & Paper—0.2%
International Paper Co.
5.150%, 05/15/46	1,560,000	1,682,881
7.300%, 11/15/39	210,000	276,111

		1,958,992

Gas—0.0%
Fermaca Enterprises S de RL de C.V.
6.375%, 03/30/38 (144A)	464,117	461,796

Healthcare-Products—0.7%
Becton Dickinson & Co.
3.734%, 12/15/24	2,000,000	2,154,284
4.685%, 12/15/44	700,000	788,605
Boston Scientific Corp.
2.650%, 10/01/18	940,000	960,857
Medtronic, Inc.
4.625%, 03/15/45	3,041,000	3,575,884

		7,479,630

Healthcare-Services—0.6%
Aetna, Inc.
3.200%, 06/15/26	3,728,000	3,835,456
Humana, Inc.
7.200%, 06/15/18	95,000	105,198
UnitedHealth Group, Inc.
1.700%, 02/15/19	2,435,000	2,460,679

		6,401,333

Housewares—0.4%
Newell Brands, Inc.
3.850%, 04/01/23	4,276,000	4,535,421

Insurance—1.2%
American International Group, Inc.
3.300%, 03/01/21	306,000	316,130
3.900%, 04/01/26	189,000	194,770
4.375%, 01/15/55	670,000	619,463
6.400%, 12/15/20	1,150,000	1,352,470
Berkshire Hathaway Finance Corp.
4.400%, 05/15/42	425,000	477,071
Berkshire Hathaway, Inc.
2.750%, 03/15/23	1,010,000	1,043,564
CNA Financial Corp.
5.750%, 08/15/21	400,000	460,545
Hartford Financial Services Group, Inc. (The)
6.625%, 03/30/40	945,000	1,219,848
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	120,000	132,506
6.500%, 05/01/42 (144A)	960,000	1,162,684
Lincoln National Corp.
4.850%, 06/24/21	390,000	431,244
Marsh & McLennan Cos., Inc.
4.800%, 07/15/21	720,000	798,408
Pacific LifeCorp
5.125%, 01/30/43 (144A)	240,000	262,770

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Prudential Financial, Inc.
5.800%, 11/16/41	1,105,000	$1,329,070
Swiss Re Treasury U.S. Corp.
2.875%, 12/06/22 (144A)	260,000	263,306
4.250%, 12/06/42 (144A)	415,000	438,408
Unum Group
3.000%, 05/15/21	445,000	455,117
Voya Financial, Inc.
5.500%, 07/15/22	1,560,000	1,775,573
XLIT, Ltd.
5.500%, 03/31/45	1,100,000	1,086,584
5.750%, 10/01/21	300,000	343,110

		14,162,641

Media—0.9%
21st Century Fox America, Inc.
3.000%, 09/15/22	3,165,000	3,296,389
4.500%, 02/15/21	320,000	357,281
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
6.484%, 10/23/45 (144A)	1,975,000	2,358,191
Time Warner, Inc.
3.600%, 07/15/25	915,000	968,203
4.000%, 01/15/22	1,700,000	1,833,387
Viacom, Inc.
5.850%, 09/01/43	1,086,000	1,088,863

		9,902,314

Mining—0.6%
Barrick Gold Corp.
4.100%, 05/01/23	509,000	536,926
Barrick North America Finance LLC
4.400%, 05/30/21	655,000	705,245
BHP Billiton Finance USA, Ltd.
3.850%, 09/30/23 (b)	580,000	631,135
5.000%, 09/30/43	585,000	679,754
Freeport-McMoRan, Inc.
3.875%, 03/15/23	1,145,000	1,001,875
Glencore Funding LLC
1.693%, 04/16/18 (144A) (a)	1,225,000	1,176,000
Rio Tinto Finance USA plc
2.250%, 12/14/18	1,150,000	1,174,593
3.500%, 03/22/22	530,000	557,736
Rio Tinto Finance USA, Ltd.
4.125%, 05/20/21	400,000	437,100

		6,900,364

Miscellaneous Manufacturing—0.3%
General Electric Co.
3.100%, 01/09/23	935,000	998,776
5.300%, 02/11/21	400,000	464,075
Ingersoll-Rand Luxembourg Finance S.A.
4.650%, 11/01/44	755,000	809,521

Miscellaneous Manufacturing—(Continued)
Siemens Financieringsmaatschappij NV
4.400%, 05/27/45 (144A)	1,390,000	1,611,547

		3,883,919

Multi-National—0.1%
FMS Wertmanagement AoeR
1.625%, 11/20/18	1,215,000	1,235,768

Oil & Gas—2.4%
Anadarko Petroleum Corp.
3.450%, 07/15/24 (b)	1,920,000	1,876,685
4.850%, 03/15/21	485,000	514,398
5.550%, 03/15/26 (b)	1,240,000	1,369,307
ConocoPhillips Co.
3.350%, 11/15/24	2,190,000	2,256,011
Continental Resources, Inc.
5.000%, 09/15/22 (b)	1,045,000	1,021,487
Devon Energy Corp.
3.250%, 05/15/22	3,265,000	3,166,381
EOG Resources, Inc.
2.625%, 03/15/23	2,446,000	2,436,527
EQT Corp.
4.875%, 11/15/21	1,000,000	1,063,322
Marathon Petroleum Corp.
5.000%, 09/15/54	845,000	707,826
5.125%, 03/01/21	830,000	917,826
Noble Energy, Inc.
4.150%, 12/15/21	1,615,000	1,698,130
6.000%, 03/01/41	350,000	376,411
Occidental Petroleum Corp.
2.700%, 02/15/23	1,873,000	1,904,311
Phillips 66
4.300%, 04/01/22	525,000	573,402
Shell International Finance B.V.
1.875%, 05/10/21	1,315,000	1,321,968
Statoil ASA
3.700%, 03/01/24 (b)	1,920,000	2,073,905
Suncor Energy, Inc.
3.600%, 12/01/24	1,805,000	1,898,275
6.850%, 06/01/39	520,000	691,246
Valero Energy Corp.
6.625%, 06/15/37	905,000	992,942
9.375%, 03/15/19	343,000	409,893

		27,270,253

Oil & Gas Services—0.0%
Schlumberger Investment S.A.
3.650%, 12/01/23	430,000	461,592

Pharmaceuticals—1.3%
AbbVie, Inc.
2.500%, 05/14/20	2,230,000	2,279,780
2.900%, 11/06/22	625,000	637,262
3.200%, 11/06/22	200,000	206,806
3.600%, 05/14/25	595,000	623,459

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Actavis Funding SCS
4.550%, 03/15/35	430,000	$441,920
4.750%, 03/15/45	2,135,000	2,241,906
AmerisourceBergen Corp.
4.250%, 03/01/45	560,000	591,694
EMD Finance LLC
2.400%, 03/19/20 (144A)	1,935,000	1,961,351
2.950%, 03/19/22 (144A)	1,168,000	1,196,678
Express Scripts Holding Co.
4.750%, 11/15/21	880,000	987,060
Mead Johnson Nutrition Co.
3.000%, 11/15/20	1,935,000	2,021,456
Pfizer, Inc.
4.400%, 05/15/44	1,343,000	1,530,832
Wyeth LLC
5.950%, 04/01/37	640,000	852,162

		15,572,366

Pipelines—1.4%
Enbridge, Inc.
3.500%, 06/10/24	3,115,000	2,980,821
Energy Transfer Partners L.P.
4.150%, 10/01/20	1,575,000	1,598,548
5.150%, 02/01/43	1,200,000	1,072,583
Enterprise Products Operating LLC
3.350%, 03/15/23	1,440,000	1,479,267
6.450%, 09/01/40	1,300,000	1,575,227
Kinder Morgan Energy Partners L.P.
4.250%, 09/01/24	1,500,000	1,518,796
ONEOK Partners L.P.
3.375%, 10/01/22	1,379,000	1,349,215
6.125%, 02/01/41	550,000	577,548
8.625%, 03/01/19	145,000	164,272
Plains All American Pipeline L.P. / PAA Finance Corp.
4.300%, 01/31/43	305,000	244,895
4.900%, 02/15/45	2,020,000	1,805,743
Williams Partners L.P.
3.350%, 08/15/22	420,000	383,503
4.000%, 09/15/25	1,230,000	1,128,187
5.400%, 03/04/44	555,000	493,749

		16,372,354

Real Estate—0.0%
American Campus Communities Operating Partnership L.P.
3.750%, 04/15/23	444,000	458,241

Real Estate Investment Trusts—1.4%
Alexandria Real Estate Equities, Inc.
3.900%, 06/15/23	410,000	425,672
4.500%, 07/30/29	540,000	561,301
American Tower Corp.
2.800%, 06/01/20	1,300,000	1,330,325
3.375%, 10/15/26	3,800,000	3,819,768
3.400%, 02/15/19	1,335,000	1,390,176

Real Estate Investment Trusts—(Continued)
Crown Castle International Corp.
3.400%, 02/15/21	1,930,000	2,014,795
3.700%, 06/15/26	695,000	717,025
Digital Realty Trust L.P.
3.400%, 10/01/20	705,000	732,771
3.625%, 10/01/22	295,000	303,725
3.950%, 07/01/22	945,000	989,910
ERP Operating L.P.
4.625%, 12/15/21	562,000	634,623
Ventas Realty L.P.
3.125%, 06/15/23	475,000	484,578
3.500%, 02/01/25	3,225,000	3,305,867

		16,710,536

Retail—1.8%
CVS Health Corp.
2.250%, 12/05/18	2,445,000	2,501,066
5.125%, 07/20/45	1,780,000	2,208,225
Dollar General Corp.
4.150%, 11/01/25	450,000	494,416
Home Depot, Inc. (The)
4.250%, 04/01/46	350,000	401,254
4.400%, 04/01/21	700,000	789,221
5.950%, 04/01/41	990,000	1,366,116
Macy’s Retail Holdings, Inc.
2.875%, 02/15/23	790,000	751,547
3.450%, 01/15/21 (b)	364,000	375,040
3.875%, 01/15/22	146,000	150,103
5.125%, 01/15/42	450,000	400,185
McDonald’s Corp.
2.200%, 05/26/20	839,000	858,369
3.500%, 07/15/20	466,000	496,236
4.875%, 12/09/45	2,765,000	3,233,059
Signet UK Finance plc
4.700%, 06/15/24	740,000	722,199
Target Corp.
3.625%, 04/15/46	3,000,000	3,063,813
Wal-Mart Stores, Inc.
3.625%, 07/08/20	1,480,000	1,618,519
Walgreens Boots Alliance, Inc.
1.750%, 05/30/18	820,000	826,406

		20,255,774

Software—0.2%
Microsoft Corp.
3.125%, 11/03/25	2,000,000	2,142,052

Telecommunications—1.4%
AT&T, Inc.
3.000%, 06/30/22	620,000	634,926
4.350%, 06/15/45	765,000	741,259
5.150%, 03/15/42	5,280,000	5,696,919
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17 (144A)	1,550,000	1,560,276

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
2.450%, 11/01/22	3,920,000	$3,954,927
4.672%, 03/15/55	1,583,000	1,601,110
5.012%, 08/21/54	1,704,000	1,802,069

		15,991,486

Transportation—0.3%
Burlington Northern Santa Fe LLC
4.400%, 03/15/42	1,295,000	1,438,043
Canadian Pacific Railway Co.
5.750%, 01/15/42	395,000	482,751
Kansas City Southern de Mexico S.A. de C.V.
3.000%, 05/15/23	470,000	477,851
Union Pacific Corp.
3.646%, 02/15/24	360,000	398,045
4.850%, 06/15/44	835,000	997,325

		3,794,015

Total Corporate Bonds & Notes (Cost $364,041,342)		378,905,154

Common Stocks—32.3%

Aerospace & Defense—0.5%
Boeing Co. (The)	9,200	1,194,804
Honeywell International, Inc.	8,500	988,720
Huntington Ingalls Industries, Inc.	3,600	604,908
Lockheed Martin Corp.	4,100	1,017,497
Meggitt plc	59,384	322,137
Raytheon Co.	5,800	788,510
Senior plc	21,214	58,273
United Technologies Corp.	6,100	625,555

		5,600,404

Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc. (b)	8,300	616,275
Expeditors International of Washington, Inc.	10,500	514,920
Oesterreichische Post AG (c)	3,099	100,074
Royal Mail plc	36,781	249,348

		1,480,617

Airlines—0.2%
ANA Holdings, Inc.	229,000	649,742
Dart Group plc	13,800	97,378
easyJet plc	6,262	90,962
Japan Airlines Co., Ltd.	37,500	1,203,619

		2,041,701

Auto Components—0.5%
BorgWarner, Inc.	7,800	230,256
Bridgestone Corp. (b)	55,300	1,765,846
Cie Generale des Etablissements Michelin	5,316	503,608
Continental AG	2,232	419,456

Auto Components—(Continued)
Cooper Tire & Rubber Co.	2,700	80,514
Delphi Automotive plc	7,900	494,540
Denso Corp.	6,300	221,326
Gentex Corp. (b)	16,200	250,290
HI-LEX Corp.	1,900	44,514
Keihin Corp.	3,700	56,844
Koito Manufacturing Co., Ltd.	9,600	439,356
Magna International, Inc.	10,300	361,550
NHK Spring Co., Ltd.	10,500	84,731
Nissin Kogyo Co., Ltd.	5,400	68,962
NOK Corp.	6,200	104,788
Plastic Omnium S.A. (b)	5,901	165,911
Showa Corp.	3,800	21,263
Stanley Electric Co., Ltd.	4,800	101,934
Sumitomo Electric Industries, Ltd.	10,600	139,524
Sumitomo Rubber Industries, Ltd.	9,700	129,175
Toyota Boshoku Corp.	2,600	53,975
Toyota Industries Corp.	3,500	138,422
TS Tech Co., Ltd.	2,800	68,190
Valeo S.A.	3,825	170,834

		6,115,809

Automobiles—0.5%
Daimler AG	5,804	346,126
Fuji Heavy Industries, Ltd.	31,000	1,061,198
Harley-Davidson, Inc. (b)	5,700	258,210
Honda Motor Co., Ltd.	34,500	871,086
Isuzu Motors, Ltd.	22,700	277,837
Mazda Motor Corp.	12,800	171,439
Mitsubishi Motors Corp.	16,000	72,694
Nissan Motor Co., Ltd.	34,500	310,879
Peugeot S.A. (c)	5,333	64,959
Renault S.A.	3,154	240,330
Suzuki Motor Corp.	16,300	439,905
Thor Industries, Inc.	3,100	200,694
Toyota Motor Corp.	25,500	1,274,919

		5,590,276

Banks—1.7%
Aichi Bank, Ltd. (The)	600	25,314
Aozora Bank, Ltd.	140,000	483,717
Awa Bank, Ltd. (The)	17,000	88,547
Bank Hapoalim B.M.	49,604	250,389
Bank of America Corp.	143,600	1,905,572
Bank of Kyoto, Ltd. (The)	20,000	122,104
Barclays plc	267,605	509,472
BB&T Corp.	26,100	929,421
BNP Paribas S.A.	17,111	769,276
BOC Hong Kong Holdings, Ltd.	98,500	297,117
C&F Financial Corp.	181	8,102
Citigroup, Inc.	42,800	1,814,292
Citizens Financial Group, Inc.	18,100	361,638
Commerzbank AG	11,959	77,567
Commonwealth Bank of Australia	1,655	92,875

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Dah Sing Banking Group, Ltd.	20,000	$37,194
First Financial Corp.	1,000	36,620
Glacier Bancorp, Inc.	6,700	178,086
Hachijuni Bank, Ltd. (The)	32,000	138,996
Hang Seng Bank, Ltd.	23,200	398,537
HSBC Holdings plc	250,190	1,562,950
HSBC Holdings plc (Hong Kong Listed Shares) (b)	44,800	275,192
International Bancshares Corp.	4,528	118,135
Iyo Bank, Ltd. (The)	14,400	87,838
Japan Post Bank Co., Ltd.	22,900	268,338
JPMorgan Chase & Co.	43,100	2,678,234
KB Financial Group, Inc.	4,550	129,798
Mitsubishi UFJ Financial Group, Inc.	34,700	154,669
PNC Financial Services Group, Inc. (The)	11,600	944,124
Regions Financial Corp.	23,700	201,687
Resona Holdings, Inc.	4,400	16,028
Royal Bank of Scotland Group plc (c)	148,368	349,425
San-In Godo Bank, Ltd. (The)	13,200	85,799
Seven Bank, Ltd.	4,900	15,129
Shinsei Bank, Ltd.	76,000	109,688
Shizuoka Bank, Ltd. (The)	32,000	224,855
Societe Generale S.A.	14,907	471,103
Sumitomo Mitsui Financial Group, Inc.	22,200	636,480
U.S. Bancorp	2,600	104,858
Wells Fargo & Co.	57,900	2,740,407
Yamanashi Chuo Bank, Ltd. (The)	7,000	24,565

		19,724,138

Beverages—0.7%
Anheuser-Busch InBev S.A.	10,367	1,362,738
Coca-Cola Co. (The)	61,634	2,793,869
Diageo plc	42,293	1,183,409
Dr Pepper Snapple Group, Inc.	6,400	618,432
PepsiCo, Inc.	20,100	2,129,394

		8,087,842

Biotechnology—0.6%
AbbVie, Inc.	24,521	1,518,095
Abcam plc	9,001	92,555
Actelion, Ltd. (c)	2,007	336,768
Adverum Biotechnologies, Inc. (c)	5,057	15,980
Amgen, Inc.	11,360	1,728,424
Biogen, Inc. (c)	4,400	1,064,008
CSL, Ltd.	5,387	452,950
Gilead Sciences, Inc.	18,100	1,509,902
Shire plc	8,509	523,980
United Therapeutics Corp. (b) (c)	2,200	233,024

		7,475,686

Building Products—0.1%
A.O. Smith Corp.	2,500	220,275
Aica Kogyo Co., Ltd.	4,000	90,980
Asahi Glass Co., Ltd. (b)	38,000	205,370
Sekisui Jushi Corp.	3,000	42,630
TOTO, Ltd.	14,200	562,662

		1,121,917

Capital Markets—0.7%
Affiliated Managers Group, Inc. (c)	2,700	380,079
Artisan Partners Asset Management, Inc. - Class A	4,300	119,024
Ashmore Group plc (b)	48,203	195,152
Azimut Holding S.p.A. (c)	8,845	144,145
Banca Generali S.p.A.	9,076	181,693
BT Investment Management, Ltd.	22,037	131,187
CI Financial Corp.	17,500	365,049
Close Brothers Group plc	8,501	128,495
Daiwa Securities Group, Inc.	3,000	15,768
Deutsche Bank AG (c)	19,261	262,082
Eaton Vance Corp.	6,800	240,312
Federated Investors, Inc. - Class B	5,800	166,924
Franklin Resources, Inc.	15,900	530,583
Goldman Sachs Group, Inc. (The)	7,790	1,157,438
Jupiter Fund Management plc	16,271	80,217
Macquarie Group, Ltd.	8,134	423,025
Matsui Securities Co., Ltd.	17,600	144,772
Mediobanca S.p.A.	22,839	132,684
Morgan Stanley	36,800	956,064
Nomura Holdings, Inc.	115,200	412,813
Platinum Asset Management, Ltd.	39,666	171,892
SBI Holdings, Inc.	1,700	16,809
T. Rowe Price Group, Inc.	7,500	547,275
UBS Group AG	60,741	785,904
Waddell & Reed Financial, Inc. - Class A	6,000	103,320

		7,792,706

Chemicals—1.1%
Air Liquide S.A.	5,253	550,521
Asahi Kasei Corp.	52,000	360,337
BASF SE	20,877	1,592,646
Covestro AG	8,517	379,513
Daicel Corp.	26,600	275,115
Dow Chemical Co. (The)	21,800	1,083,678
DuluxGroup, Ltd.	29,642	140,128
Eastman Chemical Co.	3,300	224,070
Evonik Industries AG	3,456	102,867
Fujimori Kogyo Co., Ltd.	1,600	30,154
Givaudan S.A.	95	190,896
Hexpol AB	24,564	250,722
Hitachi Chemical Co., Ltd.	22,900	424,500
Incitec Pivot, Ltd.	27,426	61,498
Johnson Matthey plc	9,849	372,831
JSR Corp.	18,100	238,166
LG Chem, Ltd.	703	160,783
Lintec Corp.	2,800	54,726
LyondellBasell Industries NV - Class A	14,026	1,043,815
Mitsubishi Gas Chemical Co., Inc.	37,000	191,921
Mosaic Co. (The) (b)	13,821	361,834
Nihon Parkerizing Co., Ltd.	11,900	124,614
Nippon Kayaku Co., Ltd.	8,000	78,889
Nippon Pillar Packing Co., Ltd.	1,000	8,950
Nippon Shokubai Co., Ltd.	1,700	97,001
Nitto Denko Corp.	23,000	1,450,358
NOF Corp.	10,000	82,577

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Novozymes A/S - B Shares	4,548	$219,171
Potash Corp. of Saskatchewan, Inc.	23,000	373,853
PPG Industries, Inc.	7,800	812,370
Shikoku Chemicals Corp.	2,000	15,577
Sika AG	93	389,034
Sumitomo Chemical Co., Ltd.	4,000	16,403
Syngenta AG	649	249,460
Teijin, Ltd.	96,000	316,195
Yara International ASA	15,355	487,484

		12,812,657

Commercial Services & Supplies—0.2%
Berendsen plc	11,520	187,679
Cabcharge Australia, Ltd.	2,996	7,171
Deluxe Corp.	4,400	292,028
Intrum Justitia AB	13,443	420,067
Mitie Group plc (b)	46,671	156,145
Transcontinental, Inc. - Class A (b)	6,600	89,451
Waste Management, Inc.	10,046	665,748

		1,818,289

Communications Equipment—0.2%
Cisco Systems, Inc.	83,318	2,390,393
Harris Corp.	3,700	308,728

		2,699,121

Construction & Engineering—0.3%
Arcadis NV	4,114	62,585
Ausdrill, Ltd. (c)	4,930	2,691
Boskalis Westminster	5,869	202,435
MACA, Ltd.	10,971	10,356
Maeda Road Construction Co., Ltd.	4,000	67,871
Nichireki Co., Ltd.	2,000	12,408
Obayashi Corp.	64,400	681,824
Taisei Corp.	124,000	1,011,171
Vinci S.A.	12,434	885,571

		2,936,912

Construction Materials—0.1%
Imerys S.A.	6,215	397,085
Sumitomo Osaka Cement Co., Ltd.	4,000	17,106
Taiheiyo Cement Corp.	193,000	454,870

		869,061

Consumer Finance—0.2%
Ally Financial, Inc. (c)	16,200	276,534
American Express Co.	14,300	868,868
Capital One Financial Corp.	11,700	743,067
Credit Acceptance Corp. (b) (c)	1,000	185,080
Discover Financial Services	11,900	637,721

		2,711,270

Containers & Packaging—0.1%
Amcor, Ltd.	13,425	150,141
Bemis Co., Inc.	7,100	365,579

Containers & Packaging—(Continued)
CCL Industries, Inc. - Class B	789	137,311
Packaging Corp. of America	1,642	109,899
Sonoco Products Co.	6,601	327,806

		1,090,736

Distributors—0.0%
Genuine Parts Co.	4,200	425,250

Diversified Consumer Services—0.0%
H&R Block, Inc. (b)	10,041	230,943
Meiko Network Japan Co., Ltd.	1,100	13,344

		244,287

Diversified Financial Services—0.3%
Banca Mediolanum S.p.A.	49,896	341,833
Berkshire Hathaway, Inc. - Class B (c)	5,800	839,782
FactSet Research Systems, Inc.	1,000	161,420
ORIX Corp.	102,600	1,310,146
RMB Holdings, Ltd.	22,762	87,244
Sofina S.A.	452	59,907
Voya Financial, Inc.	8,900	220,364

		3,020,696

Diversified Telecommunication Services—0.7%
AT&T, Inc.	58,460	2,526,057
BCE, Inc.	5,363	253,798
Chunghwa Telecom Co., Ltd.	55,000	198,670
HKT Trust & HKT, Ltd.	186,000	268,857
Inmarsat plc	6,576	70,583
Nippon Telegraph & Telephone Corp.	15,700	737,013
Proximus	5,423	171,730
Singapore Telecommunications, Ltd.	268,500	828,039
Swisscom AG	460	228,507
Telenor ASA	29,027	479,447
Telia Co. AB	59,686	281,569
Telstra Corp., Ltd.	270,450	1,125,518
Verizon Communications, Inc.	13,400	748,256
Verizon Communications, Inc. (London Listed Shares)	10,693	597,097

		8,515,141

Electric—0.0%
Cia Energetica de Minas Gerais (ADR)	43,000	95,030

Electric Utilities—0.3%
Alliant Energy Corp.	3,226	128,072
American Electric Power Co., Inc.	3,627	254,216
CEZ A/S	16,869	286,665
Chubu Electric Power Co., Inc.	13,400	190,801
CLP Holdings, Ltd.	17,500	179,141
Duke Energy Corp.	3,864	331,493
Enersis Americas S.A. (ADR)	29,500	253,110
Eversource Energy	3,148	188,565
Fortum Oyj	3,666	58,735
NextEra Energy, Inc.	2,575	335,780

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
OGE Energy Corp.	3,403	$111,448
PGE Polska Grupa Energetyczna S.A.	50,166	149,981
Pinnacle West Capital Corp.	1,607	130,263
PPL Corp.	5,646	213,137
Southern Co. (The)	5,714	306,442
SSE plc	22,080	461,691
Tohoku Electric Power Co., Inc.	24,400	305,990
Transmissora Alianca de Energia Eletrica S.A.	21,700	129,701

		4,015,231

Electrical Equipment—0.4%
ABB, Ltd. (c)	14,310	281,857
AMETEK, Inc.	13,600	628,728
Eaton Corp. plc	18,615	1,111,874
Emerson Electric Co.	23,970	1,250,275
Legrand S.A.	10,578	545,772
Mitsubishi Electric Corp.	97,000	1,150,146
Nitto Kogyo Corp.	2,600	32,102
OSRAM Licht AG	2,782	143,773

		5,144,527

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp. - Class A	4,000	229,320
FLIR Systems, Inc.	7,700	238,315
Flytech Technology Co., Ltd.	15,008	47,643
Ibiden Co., Ltd.	4,000	44,951
Nippon Electric Glass Co., Ltd.	15,000	62,570
Simplo Technology Co., Ltd.	17,000	59,444
Spectris plc	7,584	184,657
TDK Corp.	22,600	1,259,289

		2,126,189

Energy Equipment & Services—0.9%
Baker Hughes, Inc.	22,993	1,037,674
Core Laboratories NV	4,366	540,904
Diamond Offshore Drilling, Inc.	8,400	204,372
Exterran Corp. (c)	4,000	51,400
FMC Technologies, Inc. (c)	21,387	570,391
Halliburton Co.	32,055	1,451,771
Helmerich & Payne, Inc. (b)	9,124	612,494
John Wood Group plc	36,542	335,024
Matrix Service Co. (c)	3,700	61,013
National Oilwell Varco, Inc. (b)	34,107	1,147,701
Oceaneering International, Inc.	11,000	328,460
Schlumberger, Ltd.	33,298	2,633,206
Tenaris S.A. (b)	65,558	948,070
TGS Nopec Geophysical Co. ASA	9,037	147,774
Transocean Partners LLC	7,400	93,314

		10,163,568

Food & Staples Retailing—0.4%
Axfood AB	18,576	355,337
Create SD Holdings Co., Ltd.	8,500	239,647
CVS Health Corp.	2,400	229,776

Food & Staples Retailing—(Continued)
FamilyMart Co., Ltd. (b)	9,600	583,140
Lawson, Inc.	16,400	1,300,166
Metro, Inc.	5,200	181,162
President Chain Store Corp.	18,000	140,827
Wal-Mart Stores, Inc.	24,000	1,752,480
Wesfarmers, Ltd.	8,296	249,859

		5,032,394

Food Products—0.6%
Ajinomoto Co., Inc.	26,000	610,339
Calbee, Inc.	8,700	361,155
Campbell Soup Co.	12,600	838,278
General Mills, Inc.	19,728	1,407,001
Nestle S.A.	45,688	3,524,175
Nichirei Corp.	24,000	219,334
Viscofan S.A.	3,937	218,040

		7,178,322

Gas Utilities—0.2%
Ascopiave S.p.A.	14,158	42,512
Osaka Gas Co., Ltd.	283,000	1,083,678
Shizuoka Gas Co., Ltd.	4,900	34,315
Toho Gas Co., Ltd.	34,000	276,621
Tokyo Gas Co., Ltd.	139,000	570,624

		2,007,750

Health Care Equipment & Supplies—0.5%
Coloplast A/S - Class B	1,473	109,956
DiaSorin S.p.A.	5,049	309,819
Essilor International S.A.	361	48,046
Hoya Corp.	36,700	1,306,671
Medtronic plc	7,500	650,775
Meridian Bioscience, Inc. (b)	9,572	186,654
ResMed, Inc. (b)	10,300	651,269
Sartorius Stedim Biotech	810	54,967
Smith & Nephew plc	32,921	558,321
Sonova Holding AG	2,050	272,369
Stryker Corp.	3,900	467,337
Sysmex Corp.	10,000	683,554
Varian Medical Systems, Inc. (b) (c)	3,363	276,539

		5,576,277

Health Care Providers & Services—0.6%
Aetna, Inc.	8,489	1,036,762
BML, Inc.	1,500	68,457
Cardinal Health, Inc.	9,500	741,095
Chemed Corp. (b)	2,100	286,251
Express Scripts Holding Co. (c)	12,000	909,600
Life Healthcare Group Holdings, Ltd.	49,421	121,709
McKesson Corp.	2,400	447,960
Medical Facilities Corp. (b)	2,700	39,666
MEDNAX, Inc. (c)	3,700	267,991
Molina Healthcare, Inc. (b) (c)	1,900	94,810
Quest Diagnostics, Inc.	10,708	871,738
Sonic Healthcare, Ltd.	4,726	76,396

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
U.S. Physical Therapy, Inc.	2,100	$126,441
UnitedHealth Group, Inc.	13,800	1,948,560

		7,037,436

Health Care Technology—0.0%
AGFA-Gevaert NV (c)	9,799	32,066
M3, Inc.	3,500	121,216
NNIT A/S	706	24,276

		177,558

Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.	500	22,765
Carnival Corp.	6,100	269,620
Cracker Barrel Old Country Store, Inc. (b)	961	164,783
Darden Restaurants, Inc. (b)	9,437	597,740
Flight Centre Travel Group, Ltd. (b)	5,760	136,643
McDonald’s Corp.	9,263	1,114,709
Oriental Land Co., Ltd.	13,000	838,389
Restaurant Group plc (The)	36,603	141,088
Starbucks Corp.	2,800	159,936
Tatts Group, Ltd.	14,548	41,625
TUI AG	4,747	53,893
William Hill plc	90,624	313,891
Yum! Brands, Inc.	6,600	547,272

		4,402,354

Household Durables—0.1%
Bellway plc	3,673	92,865
Berkeley Group Holdings plc	2,531	86,160
Casio Computer Co., Ltd. (b)	1,100	15,719
Fujitsu General, Ltd.	4,000	88,445
Garmin, Ltd.	8,232	349,202
Leggett & Platt, Inc.	4,800	245,328
Nikon Corp.	11,100	149,997
Persimmon plc	4,325	84,399
Sekisui Chemical Co., Ltd.	15,700	192,444
Token Corp.	300	23,436
Tupperware Brands Corp. (b)	3,400	191,352

		1,519,347

Household Products—0.4%
Church & Dwight Co., Inc.	4,800	493,872
Colgate-Palmolive Co.	1,000	73,200
Energizer Holdings, Inc.	2,800	144,172
Kimberly-Clark Corp.	1,600	219,968
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	30,621	72,338
Procter & Gamble Co. (The)	38,918	3,295,187
Reckitt Benckiser Group plc	534	53,724
Unicharm Corp.	7,600	169,292

		4,521,753

Independent Power and Renewable Electricity Producers—0.0%
Tractebel Energia S.A.	28,000	333,929

Industrial Conglomerates—0.3%
3M Co.	8,900	1,558,568
General Electric Co.	56,000	1,762,880
Hopewell Holdings, Ltd.	26,500	84,297
Siemens AG	4,785	490,166

		3,895,911

Insurance—1.1%
Admiral Group plc	16,539	451,422
Aegon NV	28,089	112,043
Aflac, Inc.	13,100	945,296
American Equity Investment Life Holding Co.	6,100	86,925
American Financial Group, Inc.	5,800	428,794
AXA S.A.	32,834	659,622
Axis Capital Holdings, Ltd.	7,900	434,500
Beazley plc	28,226	137,132
Chesnara plc	7,256	26,312
China Life Insurance Co., Ltd. - Class H	63,000	135,753
CNA Financial Corp.	2,570	80,749
Direct Line Insurance Group plc	105,672	488,676
Euler Hermes Group	2,169	182,457
Everest Re Group, Ltd.	3,200	584,544
FBL Financial Group, Inc. - Class A	2,858	173,395
Federated National Holding Co.	3,200	60,928
Grupo Catalana Occidente S.A.	8,413	234,143
HCI Group, Inc. (b)	2,200	60,016
Horace Mann Educators Corp.	1,800	60,822
Japan Post Holdings Co., Ltd.	10,700	129,544
Legal & General Group plc	297,485	771,068
Lincoln National Corp.	12,200	472,994
Manulife Financial Corp.	39,000	533,403
National Western Life Group, Inc. - Class A	400	78,108
NN Group NV	10,680	296,699
Ping An Insurance Group Co. of China, Ltd. - Class H	41,500	183,607
Principal Financial Group, Inc.	17,600	723,536
Prudential plc	50,968	868,281
RenaissanceRe Holdings, Ltd.	4,100	481,504
Sampo Oyj - A Shares	16,198	661,784
Sony Financial Holdings, Inc.	31,689	355,693
St. James’s Place plc	26,859	287,692
Swiss Re AG	10,571	924,183
T&D Holdings, Inc.	15,400	130,021
Torchmark Corp.	4,700	290,554
United Insurance Holdings Corp. (b)	3,500	57,330
Universal Insurance Holdings, Inc.	4,800	89,184

		12,678,714

Internet & Catalog Retail—0.2%
Amazon.com, Inc. (c)	2,900	2,075,298

Internet Software & Services—0.7%
Alphabet, Inc. - Class A (c)	2,700	1,899,531
Alphabet, Inc. - Class C (c)	2,860	1,979,406
carsales.com, Ltd.	16,631	153,613
eBay, Inc. (c)	31,200	730,392
F@N Communications, Inc.	8,600	66,312

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Facebook, Inc. - Class A (c)	17,200	$1,965,616
j2 Global, Inc. (b)	3,746	236,635
Mixi, Inc.	1,700	69,619
Yahoo Japan Corp. (b)	106,200	467,691

		7,568,815

IT Services—1.0%
Accenture plc - Class A	7,400	838,346
Amadeus IT Holding S.A. - A Shares	11,107	486,581
Amdocs, Ltd.	6,800	392,496
Automatic Data Processing, Inc.	7,500	689,025
CGI Group, Inc. - Class A (c)	9,500	405,825
Cognizant Technology Solutions Corp. - Class A (c)	11,700	669,708
CSG Systems International, Inc.	2,100	84,651
Fiserv, Inc. (c)	5,100	554,523
FleetCor Technologies, Inc. (c)	1,200	171,756
Future Corp.	5,100	37,139
GMO Payment Gateway, Inc. (b)	800	45,557
Infosys, Ltd. (ADR)	11,400	203,490
International Business Machines Corp.	16,300	2,474,014
Iress, Ltd.	18,987	155,387
Jack Henry & Associates, Inc.	3,000	261,810
Kanematsu Electronics, Ltd.	800	14,049
MasterCard, Inc. - Class A	4,900	431,494
NeuStar, Inc. - Class A (b) (c)	2,200	51,722
Paychex, Inc.	13,475	801,762
PayPal Holdings, Inc. (c)	11,700	427,167
Poletowin Pitcrew Holdings, Inc.	3,300	23,593
Syntel, Inc. (c)	6,876	311,208
Teradata Corp. (b) (c)	6,600	165,462
Tieto Oyj	4,786	131,191
Total System Services, Inc.	5,800	308,038
Visa, Inc. - Class A (b)	12,000	890,040
Western Union Co. (The) (b)	33,380	640,228

		11,666,262

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	17,100	439,391
Hasbro, Inc.	3,400	285,566
Heiwa Corp.	3,900	78,680
Mattel, Inc. (b)	6,300	197,127
Polaris Industries, Inc. (b)	2,900	237,104

		1,237,868

Life Sciences Tools & Services—0.2%
Bio-Techne Corp.	1,500	169,155
Charles River Laboratories International, Inc. (c)	820	67,601
Quintiles Transnational Holdings, Inc. (c)	6,200	404,984
Tecan Group AG	1,653	257,444
Thermo Fisher Scientific, Inc.	2,900	428,504
Waters Corp. (c)	4,500	632,925

		1,960,613

Machinery—0.8%
Alfa Laval AB	32,028	502,727
Andritz AG	2,623	124,634
Atlas Copco AB - A Shares	22,182	574,369
Cummins, Inc.	9,542	1,072,902
Daiwa Industries, Ltd.	2,000	17,094
Dover Corp.	2,500	173,300
FANUC Corp.	1,800	291,359
Fukushima Industries Corp.	1,000	29,276
Hillenbrand, Inc.	13,100	393,524
Hino Motors, Ltd.	12,200	120,728
Hoshizaki Electric Co., Ltd.	3,800	370,639
IDEX Corp.	1,800	147,780
Illinois Tool Works, Inc.	7,200	749,952
IMI plc	30,487	393,953
JTEKT Corp.	24,300	273,972
Komatsu, Ltd.	11,400	198,040
Kone Oyj - Class B (b)	13,103	604,998
Mitsubishi Heavy Industries, Ltd.	49,000	195,600
NSK, Ltd.	64,600	477,805
Parker-Hannifin Corp.	7,100	767,155
Rational AG	156	71,994
Rotork plc	48,881	140,328
SKF AB - B Shares	24,323	388,379
Snap-on, Inc.	3,700	583,934
Spirax-Sarco Engineering plc	827	41,282
Tsubakimoto Chain Co.	4,000	24,540
Yangzijiang Shipbuilding Holdings, Ltd.	172,700	116,356

		8,846,620

Marine—0.1%
Kuehne & Nagel International AG	4,491	627,881

Media—0.7%
Axel Springer SE	521	27,303
Comcast Corp. - Class A	17,200	1,121,268
Daiichikosho Co., Ltd.	9,000	376,755
Eutelsat Communications S.A.	2,756	52,526
Gannett Co., Inc.	9,450	130,505
Informa plc	15,996	156,654
ITV plc	53,531	129,311
John Wiley & Sons, Inc. - Class A	5,500	286,990
Meredith Corp.	2,800	145,348
Metropole Television S.A.	5,666	94,552
Omnicom Group, Inc. (b)	8,200	668,218
ProSiebenSat.1 Media SE	7,277	317,755
Publicis Groupe S.A.	6,217	421,190
REA Group, Ltd.	567	25,245
RELX NV	25,158	439,044
RELX plc	16,403	302,236
RTL Group S.A. (c)	1,921	156,678
Scripps Networks Interactive, Inc. - Class A (b)	9,100	566,657
SES S.A.	12,354	266,858
SKY Network Television, Ltd.	27,790	94,627
Sky plc	43,694	495,939
Time Warner, Inc.	3,200	235,328

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Viacom, Inc. - Class B	10,400	$431,288
Walt Disney Co. (The)	11,000	1,076,020
Wolters Kluwer NV	8,992	367,462

		8,385,757

Metals & Mining—0.4%
Acacia Mining plc	9,163	54,984
Agnico Eagle Mines, Ltd.	2,400	128,438
Alacer Gold Corp. (c)	24,304	57,941
APERAM S.A.	2,919	102,875
Asahi Holdings, Inc.	5,100	73,641
BHP Billiton plc	18,148	228,276
BHP Billiton, Ltd.	41,290	588,089
Boliden AB	12,664	246,019
Centerra Gold, Inc.	14,600	87,016
Dominion Diamond Corp.	7,900	69,892
Goldcorp, Inc.	14,000	267,874
Hecla Mining Co. (b)	13,200	67,320
Highland Gold Mining, Ltd.	5,802	8,114
Hitachi Metals, Ltd.	26,900	272,165
IAMGOLD Corp. (c)	10,100	41,824
Iluka Resources, Ltd.	27,719	135,603
KGHM Polska Miedz S.A.	3,843	64,697
Koza Altin Isletmeleri A/S	2,462	10,954
Kumba Iron Ore, Ltd. (b)	2,066	15,668
Lundin Mining Corp. (c)	21,900	73,907
MMC Norilsk Nickel PJSC (ADR)	6,172	82,520
Nevsun Resources, Ltd.	8,300	24,348
Newmont Mining Corp.	6,600	258,192
Nippon Light Metal Holdings Co., Ltd.	57,100	126,003
OZ Minerals, Ltd.	15,570	66,211
Rio Tinto plc	17,029	526,369
Rio Tinto, Ltd.	8,354	287,686
Sandfire Resources NL	16,926	66,852
SEMAFO, Inc. (c)	18,600	89,260
Sibanye Gold, Ltd.	15,437	52,814
Sumitomo Metal Mining Co., Ltd.	24,000	242,243
Teck Resources, Ltd. - Class B	20,600	271,223
Troy Resources, Ltd. (c)	2,277	920
Turquoise Hill Resources, Ltd. (c)	68,000	230,009
Vale S.A.	6,400	32,415
Western Areas, Ltd.	21,277	34,744
Yamana Gold, Inc.	22,900	119,113
Yamato Kogyo Co., Ltd.	3,600	81,471

		5,187,690

Multi-Utilities—0.2%
ACEA S.p.A.	2,097	25,632
Ameren Corp.	2,913	156,078
CMS Energy Corp.	3,394	155,649
Consolidated Edison, Inc.	2,626	211,235
DTE Energy Co.	1,847	183,075
Engie S.A.	35,279	569,349
National Grid plc	22,671	333,388
Public Service Enterprise Group, Inc.	11,741	547,248

Multi-Utilities—(Continued)
SCANA Corp.	1,895	143,376
WEC Energy Group, Inc.	2,992	195,378

		2,520,408

Multiline Retail—0.2%
Harvey Norman Holdings, Ltd.	9,030	31,307
Kohl’s Corp. (b)	4,200	159,264
Lifestyle International Holdings, Ltd. (b)	21,500	36,172
Macy’s, Inc.	4,371	146,909
Marks & Spencer Group plc	24,685	104,956
Next plc	4,029	269,546
Nordstrom, Inc. (b)	4,000	152,200
Ryohin Keikaku Co., Ltd.	2,900	703,594
Target Corp.	2,500	174,550

		1,778,498

Oil, Gas & Consumable Fuels—4.1%
Apache Corp.	19,626	1,092,579
ARC Resources, Ltd. (b)	27,955	478,413
BP plc	594,179	3,469,608
Cabot Oil & Gas Corp.	31,386	807,876
Cairn Energy plc (c)	17,935	49,776
Cameco Corp. (b)	18,100	198,800
Cardinal Energy, Ltd. (b)	4,610	35,575
Cenovus Energy, Inc.	87,355	1,208,277
Chevron Corp.	22,181	2,325,234
Cimarex Energy Co.	6,642	792,523
CNOOC, Ltd.	97,000	121,100
Crescent Point Energy Corp. (b)	42,848	676,905
Crew Energy, Inc. (c)	15,400	69,255
CVR Energy, Inc. (b)	4,800	74,400
Eni S.p.A.	109,135	1,761,948
EQT Corp.	10,347	801,168
Etablissements Maurel et Prom (b) (c)	9,613	31,095
Exxon Mobil Corp.	81,503	7,640,091
Galp Energia SGPS S.A.	39,407	547,266
Gazprom PJSC (ADR)	8,163	35,346
Hess Corp.	27,846	1,673,545
HollyFrontier Corp.	6,700	159,259
Husky Energy, Inc.	13,700	167,227
Inpex Corp.	157,100	1,225,620
Japan Petroleum Exploration Co., Ltd.	11,300	226,620
Lukoil PJSC (ADR)	2,590	108,081
Magellan Midstream Partners L.P.	3,700	281,200
Marathon Oil Corp.	23,700	355,737
Murphy Oil Corp. (b)	6,100	193,675
Newfield Exploration Co. (c)	15,990	706,438
Nippon Gas Co., Ltd.	7,500	162,062
Noble Energy, Inc.	25,209	904,247
Oasis Petroleum, Inc. (b) (c)	6,000	56,040
Occidental Petroleum Corp.	23,390	1,767,348
Oil Search, Ltd.	130,227	654,873
OMV AG	11,358	318,182
Pengrowth Energy Corp.	37,539	68,572
Phillips 66	4,700	372,898
Pioneer Natural Resources Co.	7,714	1,166,434

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Polskie Gornictwo Naftowe i Gazownictwo S.A.	142,606	$203,511
PTT Exploration & Production PCL	18,300	43,615
PTT Exploration & Production PCL (NVDR)	66,900	159,598
REX American Resources Corp. (c)	2,100	125,643
RMP Energy, Inc. (c)	46,700	44,822
Royal Dutch Shell plc - A Shares	33,888	925,258
Royal Dutch Shell plc - A Shares	2,349	64,424
Royal Dutch Shell plc - B Shares	10,845	298,229
Sasol, Ltd.	1,217	33,039
Soco International plc	19,904	37,705
Statoil ASA	156,225	2,705,098
Suncor Energy, Inc.	68,704	1,905,919
Surge Energy, Inc. (b)	64,834	127,967
Tatneft PJSC (ADR) (b)	1,400	42,658
Tesoro Corp.	4,700	352,124
Tethys Oil AB	9,898	74,986
TonenGeneral Sekiyu KK	32,000	290,578
Total Gabon	33	4,875
Total S.A.	82,630	3,984,557
Valero Energy Corp.	15,835	807,585
Veresen, Inc. (b)	27,346	231,773
Vermilion Energy, Inc. (b)	13,647	434,566
Western Refining, Inc.	4,500	92,835
Woodside Petroleum, Ltd.	62,502	1,266,932

		47,043,590

Paper & Forest Products—0.1%
Altri SGPS S.A.	11,839	38,325
Mondi plc	14,882	277,351
Schweitzer-Mauduit International, Inc.	3,200	112,896
UPM-Kymmene Oyj	19,609	359,471

		788,043

Personal Products—0.3%
Blackmores, Ltd. (b)	555	54,838
Edgewell Personal Care Co. (c)	2,000	168,820
Nu Skin Enterprises, Inc. - Class A (b)	9,200	424,948
Unilever NV	27,736	1,293,026
Unilever plc	20,832	999,250
USANA Health Sciences, Inc. (b) (c)	3,200	356,576

		3,297,458

Pharmaceuticals—2.3%
Astellas Pharma, Inc.	173,300	2,712,022
AstraZeneca plc	4,902	291,811
Bayer AG	14,544	1,463,304
Boiron S.A.	547	42,769
Bristol-Myers Squibb Co.	5,000	367,750
Daiichi Sankyo Co., Ltd.	700	16,891
Eisai Co., Ltd.	4,100	227,800
GlaxoSmithKline plc	26,373	566,974
Hisamitsu Pharmaceutical Co., Inc.	300	17,206
Indivior plc	80,242	270,056
Johnson & Johnson	29,600	3,590,480

Pharmaceuticals—(Continued)
Kaken Pharmaceutical Co., Ltd.	10,800	704,228
Merck & Co., Inc.	38,000	2,189,180
Mochida Pharmaceutical Co., Ltd.	2,300	185,008
Novartis AG	29,881	2,458,124
Novo Nordisk A/S - Class B	21,366	1,149,001
Orion Oyj - Class B	8,543	331,864
Pfizer, Inc.	92,925	3,271,889
Recordati S.p.A.	15,853	476,640
Roche Holding AG	11,634	3,071,732
Sanofi	23,908	2,009,657
Shionogi & Co., Ltd.	4,700	255,610
Stada Arzneimittel AG	4,319	222,644
Taro Pharmaceutical Industries, Ltd. (c)	4,200	611,520
Teva Pharmaceutical Industries, Ltd. (ADR)	8,700	437,001

		26,941,161

Professional Services—0.3%
Amadeus Fire AG	439	27,877
Capita plc	40,240	516,850
Dun & Bradstreet Corp. (The)	3,100	377,704
Experian plc	31,602	600,266
Intertek Group plc	4,954	231,336
Recruit Holdings Co., Ltd.	500	18,184
Robert Half International, Inc.	7,200	274,752
Seek, Ltd. (b)	28,451	324,639
SGS S.A.	298	683,307

		3,054,915

Real Estate Investment Trusts—0.1%
BWP Trust	59,926	163,187
CapitaLand Commercial Trust, Ltd.	151,900	167,081
CapitaLand Mall Trust	153,500	243,737
Champion REIT	149,000	84,446
Corrections Corp. of America	7,000	245,140
Hansteen Holdings plc	59,597	81,052
Mapletree Greater China Commercial Trust	283,300	212,856
Mapletree Industrial Trust	127,000	162,458

		1,359,957

Real Estate Management & Development—0.4%
Daito Trust Construction Co., Ltd.	7,700	1,248,139
Hang Lung Group, Ltd.	29,000	87,365
Hang Lung Properties, Ltd.	72,000	146,553
Henderson Land Development Co., Ltd.	45,851	259,815
Hongkong Land Holdings, Ltd.	40,200	245,709
Hysan Development Co., Ltd.	20,000	89,055
Kerry Properties, Ltd.	33,500	82,993
Sino Land Co., Ltd.	168,000	277,107
Sun Hung Kai Properties, Ltd.	42,000	505,745
Swire Pacific, Ltd. - Class A	19,000	216,340
Swire Properties, Ltd.	59,600	159,001
UOL Group, Ltd.	30,900	126,049
Wharf Holdings, Ltd. (The)	69,000	421,685
Wheelock & Co., Ltd.	47,000	222,290

		4,087,846

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—0.3%
Canadian National Railway Co.	15,200	$897,564
Central Japan Railway Co.	6,300	1,115,078
CSX Corp.	17,100	445,968
TransForce, Inc. (b)	5,400	100,272
Union Pacific Corp.	9,600	837,600
Utoc Corp.	3,700	10,888
West Japan Railway Co.	300	18,962

		3,426,332

Semiconductors & Semiconductor Equipment—0.8%
Intel Corp.	79,425	2,605,140
Linear Technology Corp.	11,500	535,095
Maxim Integrated Products, Inc.	8,900	317,641
Melexis NV	2,939	184,197
Microchip Technology, Inc. (b)	11,028	559,781
Novatek Microelectronics Corp.	24,000	89,745
QUALCOMM, Inc.	33,819	1,811,684
SCREEN Holdings Co., Ltd.	57,000	618,253
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	11,800	309,514
Texas Instruments, Inc.	15,100	946,015
Tokyo Electron, Ltd.	11,400	958,444
Xilinx, Inc.	6,200	286,006

		9,221,515

Software—0.9%
Adobe Systems, Inc. (c)	1,100	105,369
Babylon, Ltd. (c)	3,842	2,142
CA, Inc.	18,979	623,081
Check Point Software Technologies, Ltd. (c)	4,000	318,720
Citrix Systems, Inc. (c)	3,700	296,333
Fidessa Group plc	1,215	32,163
Intuit, Inc.	4,500	502,245
Microsoft Corp.	81,700	4,180,589
Nexon Co., Ltd.	7,200	105,772
Open Text Corp.	6,300	372,504
Oracle Corp.	46,200	1,890,966
Oracle Corp. Japan	15,300	814,317
SAP SE	11,062	826,858
Software AG	3,940	133,671
SRA Holdings	1,600	30,658
Symantec Corp.	15,200	312,208

		10,547,596

Specialty Retail—0.6%
ABC-Mart, Inc.	300	19,966
Bed Bath & Beyond, Inc. (b)	4,500	194,490
Best Buy Co., Inc.	12,885	394,281
Buckle, Inc. (The) (b)	13,300	345,667
Cato Corp. (The) - Class A	3,700	139,564
Chico’s FAS, Inc.	11,871	127,138
Fast Retailing Co., Ltd.	4,500	1,206,441
Foot Locker, Inc.	3,800	208,468
GameStop Corp. - Class A (b)	3,700	98,346
Gap, Inc. (The)	16,088	341,387

Specialty Retail—(Continued)
Geo Holdings Corp. (b)	3,000	40,180
GNC Holdings, Inc. - Class A (b)	4,100	99,589
Home Depot, Inc. (The)	9,000	1,149,210
Kingfisher plc	26,377	113,857
L Brands, Inc.	7,500	503,475
Lowe’s Cos., Inc.	9,400	744,198
Ross Stores, Inc.	5,700	323,133
TJX Cos., Inc. (The)	6,700	517,441
Truworths International, Ltd. (b)	28,044	163,661
Urban Outfitters, Inc. (c)	6,600	181,500
USS Co., Ltd.	14,900	244,383
Vitamin Shoppe, Inc. (c)	5,000	152,850
Williams-Sonoma, Inc. (b)	3,700	192,881

		7,502,106

Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	54,900	5,248,440
Canon, Inc. (b)	26,900	767,582
Hewlett Packard Enterprise Co.	25,100	458,577
HP, Inc.	36,300	455,565
Japan Digital Laboratory Co., Ltd.	3,100	41,893
NetApp, Inc.	16,000	393,440
Samsung Electronics Co., Ltd.	210	261,420
Seagate Technology plc (b)	5,800	141,288
Seiko Epson Corp.	35,300	564,106
Western Digital Corp.	7,000	330,820

		8,663,131

Textiles, Apparel & Luxury Goods—0.3%
Bijou Brigitte AG	106	6,998
Burberry Group plc	19,607	306,493
Carter’s, Inc.	1,500	159,705
Christian Dior SE	2,258	365,782
Coach, Inc.	8,399	342,175
Fossil Group, Inc. (c)	5,500	156,915
Hugo Boss AG	2,963	167,399
Michael Kors Holdings, Ltd. (b) (c)	7,400	366,152
NIKE, Inc. - Class B	2,500	138,000
Pandora A/S	2,093	284,114
Peak Sport Products Co., Ltd.	74,000	22,277
Ralph Lauren Corp. (b)	3,200	286,784
Steven Madden, Ltd. (c)	8,200	280,276
Van de Velde NV	570	37,993

		2,921,063

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc. (b)	9,600	246,251

Tobacco—0.6%
Altria Group, Inc.	26,400	1,820,544
British American Tobacco plc	25,950	1,688,578
Imperial Brands plc	9,547	518,257
KT&G Corp.	929	110,117
Philip Morris International, Inc.	19,287	1,961,874
Swedish Match AB	9,416	327,223

		6,426,593

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.1%
Diploma plc	3,009	$33,503
Fastenal Co.	8,800	390,632
ITOCHU Corp.	15,500	188,332
Kanamoto Co., Ltd.	2,400	46,583
Marubeni Corp.	27,200	122,101
MSC Industrial Direct Co., Inc. - Class A	2,900	204,624

		985,775

Transportation Infrastructure—0.0%
SATS, Ltd.	109,900	335,754
Westshore Terminals Investment Corp. (b)	5,600	81,099

		416,853

Water Utilities—0.0%
Guangdong Investment, Ltd.	82,000	125,897

Wireless Telecommunication Services—0.6%
Advanced Info Service PCL (NVDR)	1,300	5,876
China Mobile, Ltd.	20,000	231,262
KDDI Corp.	123,000	3,744,282
M1, Ltd.	73,500	149,160
MTN Group, Ltd.	16,083	157,279
NTT DoCoMo, Inc.	59,400	1,598,330
Rogers Communications, Inc. - Class B	3,194	129,298
SK Telecom Co., Ltd.	985	184,315
SoftBank Group Corp.	12,700	718,502
Vodacom Group, Ltd. (b)	4,479	51,226

		6,969,530

Total Common Stocks (Cost $364,599,546)		373,962,128

Mutual Funds—6.2%

Investment Company Securities—6.2%
iShares Core S&P 500 ETF	92,287	19,444,871
Vanguard REIT ETF	412,930	36,614,503
Vanguard Total Stock Market ETF	142,500	15,270,300

Total Mutual Funds (Cost $61,360,601)		71,329,674

U.S. Treasury & Government Agencies—3.9%

U.S. Treasury—3.9%
U.S. Treasury Inflation Indexed Notes
0.250%, 01/15/25 (d)	22,147,179	22,484,569
0.625%, 01/15/24 (d)	21,585,209	22,597,857

Total U.S. Treasury & Government Agencies (Cost $43,750,126)		45,082,426

Preferred Stocks—0.0%
Security Description	Shares/ Principal Amount*	Value

Automobiles—0.0%
Porsche Automobil Holding SE	2,980	137,292

Banks—0.0%
Itausa - Investimentos Itau S.A.	41,866	98,921

Chemicals—0.0%
FUCHS Petrolub SE	6,695	262,944

Construction Materials—0.0%
Sto SE & Co. KGaA	207	23,711

Total Preferred Stocks (Cost $606,555)		522,868

Short-Term Investments—24.4%

Mutual Fund—2.2%
State Street Navigator Securities Lending MET Portfolio (e)	25,481,432	25,481,432

Repurchase Agreement—22.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/16 at 0.030% to be repurchased at $256,994,258 on 07/01/16, collateralized by $248,020,000 U.S. Treasury Notes with rates ranging from 2.000% - 2.375%, maturity dates ranging from 12/31/20 - 09/30/21, with a value of $262,139,287.	256,994,044	256,994,044

Total Short-Term Investments (Cost $282,475,476)		282,475,476

Total Investments—99.5% (Cost $1,116,833,646) (f)		1,152,277,726
Other assets and liabilities (net)—0.5%		5,554,949

Net Assets—100.0%		$1,157,832,675

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $26,288,283 and the collateral received consisted of cash in the amount of $25,481,432 and non-cash collateral with a value of $1,521,397. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Non-income producing security.
(d)	Principal amount of security is adjusted for inflation.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(f)	As of June 30, 2016, the aggregate cost of investments was $1,116,833,646. The aggregate unrealized appreciation and depreciation of investments were $58,048,774 and $(22,604,694), respectively, resulting in net unrealized appreciation of $35,444,080.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $45,492,785, which is 3.9% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(NVDR)—	Non-Voting Depository Receipts

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	15,416,000	BNP Paribas S.A.	08/26/16	USD	11,650,176	$(174,629)
AUD	15,416,000	Citibank N.A.	08/26/16	USD	11,661,926	(186,380)
CAD	13,489,000	HSBC Bank plc	08/26/16	USD	10,380,098	62,214
CHF	2,181,000	HSBC Bank plc	08/26/16	USD	2,212,412	27,845
CHF	9,174,000	HSBC Bank plc	08/26/16	USD	9,306,128	117,125
EUR	5,653,000	HSBC Bank plc	08/26/16	USD	6,346,951	(61,962)
GBP	4,183,000	Barclays Bank plc	08/26/16	USD	6,127,309	(556,143)
GBP	12,454,000	HSBC Bank plc	08/26/16	USD	18,280,143	(1,693,173)
GBP	1,276,900	JPMorgan Chase Bank N.A.	08/26/16	USD	1,723,523	(22,872)
IDR	150,601,000,000	Barclays Bank plc	08/26/16	USD	10,926,973	371,801
INR	1,056,200,000	Standard Chartered Bank	08/26/16	USD	15,556,374	(48,217)
JPY	2,905,370,000	HSBC Bank plc	08/26/16	USD	26,551,488	1,628,442
RUB	389,508,000	Citibank N.A.	08/26/16	USD	5,791,941	217,522

Contracts to Deliver
AUD	35,065,000	HSBC Bank plc	08/26/16	USD	25,266,857	(835,248)
EUR	5,653,000	BNP Paribas S.A.	08/26/16	USD	6,377,937	92,949
EUR	4,588,000	BNP Paribas S.A.	08/26/16	USD	5,176,362	75,437
GBP	8,348,000	Barclays Bank plc	08/26/16	USD	11,021,113	(97,245)
GBP	3,153,000	Goldman Sachs International	08/26/16	USD	4,633,181	433,830
GBP	2,008,200	JPMorgan Chase Bank N.A.	08/26/16	USD	2,948,401	273,762
INR	1,056,200,000	HSBC Bank plc	08/26/16	USD	15,450,330	(57,827)
NZD	50,874,000	HSBC Bank plc	08/26/16	USD	34,176,187	(2,051,778)
TWD	750,500,000	HSBC Bank plc	08/26/16	USD	23,120,764	(171,092)

Cross Currency Contracts to Buy
EUR	10,973,948	BNP Paribas S.A.	08/26/16	JPY	1,243,477,000	139,999
JPY	1,243,477,000	BNP Paribas S.A.	08/26/16	EUR	10,305,947	602,682

Net Unrealized Depreciation						$(1,912,958)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/16	97	AUD	13,103,088	$80,746
DAX Index Futures	09/16/16	41	EUR	10,369,329	(509,505)
Euro Stoxx 50 Index Futures	09/16/16	1,040	EUR	29,393,438	331,329
FTSE 100 Index Futures	09/16/16	141	GBP	8,833,017	296,480
S&P 500 E-Mini Index Futures	09/16/16	1,808	USD	190,484,444	(1,530,364)
S&P TSX 60 Index Futures	09/15/16	58	CAD	9,609,979	(127,017)
SPI 200 Index Futures	09/15/16	60	AUD	7,890,120	(94,060)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/21/16	48	USD	8,083,888	$188,612
U.S. Treasury Note 2 Year Futures	09/30/16	163	USD	35,509,762	240,723
U.S. Treasury Ultra Long Bond Futures	09/21/16	3	USD	523,951	35,174

Futures Contracts—Short
Euro Stoxx 50 Index Futures	09/16/16	(532)	EUR	(14,626,646)	(623,628)
FTSE 100 Index Futures	09/16/16	(306)	GBP	(18,631,325)	(1,359,904)
S&P 500 E-Mini Index Futures	09/16/16	(1,106)	USD	(111,719,564)	(3,868,496)
TOPIX Index Futures	09/08/16	(193)	JPY	(2,365,552,706)	(370,525)
U.S. Treasury Note 10 Year Futures	09/21/16	(1,444)	USD	(190,772,285)	(1,257,152)
U.S. Treasury Note 5 Year Futures	09/30/16	(44)	USD	(5,324,542)	(50,677)

Net Unrealized Depreciation					$(8,618,264)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Pay	3M LIBOR	2.015%	07/23/25	USD	324,000,000	$31,323,475
Pay	3M LIBOR	2.443%	07/23/26	USD	324,000,000	646,056
Pay	3M LIBOR	2.931%	01/26/26	USD	324,000,000	1,379,592

Net Unrealized Appreciation						$33,349,123

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(LIBOR)—	London Interbank Offered Rate

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$378,905,154	$—	$378,905,154
Common Stocks
Aerospace & Defense	5,219,994	380,410	—	5,600,404
Air Freight & Logistics	1,131,195	349,422	—	1,480,617
Airlines	—	2,041,701	—	2,041,701
Auto Components	1,417,150	4,698,659	—	6,115,809
Automobiles	458,904	5,131,372	—	5,590,276
Banks	12,021,176	7,702,962	—	19,724,138
Beverages	5,541,695	2,546,147	—	8,087,842
Biotechnology	6,069,433	1,406,253	—	7,475,686
Building Products	220,275	901,642	—	1,121,917
Capital Markets	4,566,068	3,226,638	—	7,792,706
Chemicals	3,899,620	8,913,037	—	12,812,657
Commercial Services & Supplies	1,047,227	771,062	—	1,818,289
Communications Equipment	2,699,121	—	—	2,699,121
Construction & Engineering	—	2,936,912	—	2,936,912
Construction Materials	—	869,061	—	869,061
Consumer Finance	2,711,270	—	—	2,711,270
Containers & Packaging	940,595	150,141	—	1,090,736
Distributors	425,250	—	—	425,250
Diversified Consumer Services	230,943	13,344	—	244,287
Diversified Financial Services	1,221,566	1,799,130	—	3,020,696
Diversified Telecommunication Services	4,125,208	4,389,933	—	8,515,141
Electric	95,030	—	—	95,030
Electric Utilities	2,668,892	1,346,339	—	4,015,231
Electrical Equipment	2,990,877	2,153,650	—	5,144,527
Electronic Equipment, Instruments & Components	467,635	1,658,554	—	2,126,189
Energy Equipment & Services	8,732,700	1,430,868	—	10,163,568
Food & Staples Retailing	2,163,418	2,868,976	—	5,032,394
Food Products	2,245,279	4,933,043	—	7,178,322
Gas Utilities	—	2,007,750	—	2,007,750
Health Care Equipment & Supplies	2,232,574	3,343,703	—	5,576,277
Health Care Providers & Services	6,770,874	266,562	—	7,037,436
Health Care Technology	—	177,558	—	177,558
Hotels, Restaurants & Leisure	2,876,825	1,525,529	—	4,402,354
Household Durables	785,882	733,465	—	1,519,347
Household Products	4,298,737	223,016	—	4,521,753

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Independent Power and Renewable Electricity Producers	$333,929	$—	$—	$333,929
Industrial Conglomerates	3,321,448	574,463	—	3,895,911
Insurance	5,642,582	7,036,132	—	12,678,714
Internet & Catalog Retail	2,075,298	—	—	2,075,298
Internet Software & Services	6,811,580	757,235	—	7,568,815
IT Services	10,772,765	893,497	—	11,666,262
Leisure Products	719,797	518,071	—	1,237,868
Life Sciences Tools & Services	1,703,169	257,444	—	1,960,613
Machinery	3,888,547	4,958,073	—	8,846,620
Marine	—	627,881	—	627,881
Media	4,661,622	3,724,135	—	8,385,757
Metals & Mining	1,901,292	3,286,398	—	5,187,690
Multi-Utilities	1,592,039	928,369	—	2,520,408
Multiline Retail	632,923	1,145,575	—	1,778,498
Oil, Gas & Consumable Fuels	28,426,650	18,616,940	—	47,043,590
Paper & Forest Products	112,896	675,147	—	788,043
Personal Products	950,344	2,347,114	—	3,297,458
Pharmaceuticals	10,467,820	16,473,341	—	26,941,161
Professional Services	652,456	2,402,459	—	3,054,915
Real Estate Investment Trusts	245,140	1,114,817	—	1,359,957
Real Estate Management & Development	—	4,087,846	—	4,087,846
Road & Rail	2,281,404	1,144,928	—	3,426,332
Semiconductors & Semiconductor Equipment	7,370,876	1,850,639	—	9,221,515
Software	8,602,015	1,945,581	—	10,547,596
Specialty Retail	5,713,618	1,788,488	—	7,502,106
Technology Hardware, Storage & Peripherals	7,028,130	1,635,001	—	8,663,131
Textiles, Apparel & Luxury Goods	1,730,007	1,191,056	—	2,921,063
Thrifts & Mortgage Finance	246,251	—	—	246,251
Tobacco	3,782,418	2,644,175	—	6,426,593
Trading Companies & Distributors	595,256	390,519	—	985,775
Transportation Infrastructure	81,099	335,754	—	416,853
Water Utilities	—	125,897	—	125,897
Wireless Telecommunication Services	129,298	6,840,232	—	6,969,530
Total Common Stocks	212,748,082	161,214,046	—	373,962,128
Total Mutual Funds*	71,329,674	—	—	71,329,674
Total U.S. Treasury & Government Agencies*	—	45,082,426	—	45,082,426
Preferred Stocks
Automobiles	—	137,292	—	137,292
Banks	98,921	—	—	98,921
Chemicals	—	262,944	—	262,944
Construction Materials	—	23,711	—	23,711
Total Preferred Stocks	98,921	423,947	—	522,868
Short-Term Investments
Mutual Fund	25,481,432	—	—	25,481,432
Repurchase Agreement	—	256,994,044	—	256,994,044
Total Short-Term Investments	25,481,432	256,994,044	—	282,475,476
Total Investments	$309,658,109	$842,619,617	$—	$1,152,277,726

Collateral for Securities Loaned (Liability)	$—	$(25,481,432)	$—	$(25,481,432)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,043,608	$—	$4,043,608
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,956,566)	—	(5,956,566)
Total Forward Contracts	$—	$(1,912,958)	$—	$(1,912,958)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,173,064	$—	$—	$1,173,064
Futures Contracts (Unrealized Depreciation)	(9,791,328)	—	—	(9,791,328)
Total Futures Contracts	$(8,618,264)	$—	$—	$(8,618,264)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$33,349,123	$—	$33,349,123

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $190,732 were due to the application of a systematic fair valuation model factor. Transfers from Level 2 to Level 1 in the amount of $757,494 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$895,283,682
Repurchase Agreement	256,994,044
Cash	12,159
Cash denominated in foreign currencies (c)	1,979,641
Cash collateral (d)	29,293,850
Unrealized appreciation on forward foreign currency exchange contracts	4,043,608
Receivable for:
Investments sold	6,855,058
Fund shares sold	95,848
Dividends and interest	4,407,872
Variation margin on futures contracts	1,088,847
Prepaid expenses	7,314

Total Assets	1,200,061,923
Liabilities
Cash collateral for centrally cleared swap contracts	208,014
Unrealized depreciation on forward foreign currency exchange contracts	5,956,566
Collateral for securities loaned	25,481,432
Payables for:
Investments purchased	8,255,713
Fund shares redeemed	669,480
Variation margin on centrally cleared swap contracts	280,980
Accrued Expenses:
Management fees	602,170
Distribution and service fees	235,539
Deferred trustees’ fees	61,404
Other expenses	477,950

Total Liabilities	42,229,248

Net Assets	$1,157,832,675

Net Assets Consist of:
Paid in surplus	$1,110,097,746
Undistributed net investment income	7,244,345
Accumulated net realized loss	(17,423,928)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	57,914,512

Net Assets	$1,157,832,675

Net Assets
Class B	$1,157,832,675
Capital Shares Outstanding*
Class B	101,231,138
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $859,839,602.
(b)	Includes securities loaned at value of $26,288,283.
(c)	Identified cost of cash denominated in foreign currencies was $1,992,654.
(d)	Includes collateral of $10,728,123 for futures contracts, and $18,565,727 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$6,019,417
Interest	6,542,470
Securities lending income	154,998

Total investment income	12,716,885
Expenses
Management fees	3,532,022
Administration fees	39,723
Custodian and accounting fees	212,198
Distribution and service fees—Class B	1,380,090
Audit and tax services	42,226
Legal	14,783
Trustees’ fees and expenses	15,927
Shareholder reporting	23,767
Insurance	3,371
Miscellaneous	22,450

Total expenses	5,286,557

Net Investment Income	7,430,328

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(12,335,516)
Futures contracts	(556,862)
Swap contracts	978,613
Foreign currency transactions	1,859,335

Net realized loss	(10,054,430)

Net change in unrealized appreciation (depreciation) on:
Investments	37,068,504
Futures contracts	(10,389,452)
Swap contracts	27,091,041
Foreign currency transactions	(2,443,624)

Net change in unrealized appreciation	51,326,469

Net realized and unrealized gain	41,272,039

Net Increase in Net Assets from Operations	$48,702,367

(a)	Net of foreign withholding taxes of $344,210.
(b)	Net of foreign capital gains tax of $417.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,430,328	$9,410,114
Net realized gain (loss)	(10,054,430)	18,518,427
Net change in unrealized appreciation (depreciation)	51,326,469	(41,605,292)

Increase (decrease) in net assets from operations	48,702,367	(13,676,751)

From Distributions to Shareholders
Net investment income
Class B	(15,950,215)	(10,565,679)
Net realized capital gains
Class B	(15,556,383)	(31,697,038)

Total distributions	(31,506,598)	(42,262,717)

Increase in net assets from capital share transactions	43,829,371	196,303,209

Total increase in net assets	61,025,140	140,363,741

Net Assets
Beginning of period	1,096,807,535	956,443,794

End of period	$1,157,832,675	$1,096,807,535

Undistributed net investment income
End of period	$7,244,345	$15,764,232

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class B
Sales	4,033,499	$45,250,835	17,025,399	$202,292,880
Reinvestments	2,780,812	31,506,598	3,640,200	42,262,717
Redemptions	(2,928,015)	(32,928,062)	(4,123,422)	(48,252,388)

Net increase	3,886,296	$43,829,371	16,542,177	$196,303,209

Increase derived from capital shares transactions		$43,829,371		$196,303,209

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013		2012(a)
Net Asset Value, Beginning of Period	$11.27		$11.84	$11.57	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.11	0.15	0.12		0.14
Net realized and unrealized gain (loss) on investments	0.41		(0.20)	0.71	0.94		0.67

Total from investment operations	0.49		(0.09)	0.86	1.06		0.81

Less Distributions
Distributions from net investment income	(0.16)		(0.12)	(0.16)	(0.00	)(c)	(0.08)
Distributions from net realized capital gains	(0.16)		(0.36)	(0.43)	(0.04)		(0.18)

Total distributions	(0.32)		(0.48)	(0.59)	(0.04)		(0.26)

Net Asset Value, End of Period	$11.44		$11.27	$11.84	$11.57		$10.55

Total Return (%) (d)	4.38	(e)	(0.88)	7.74	10.11	(f)	8.06	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(g)	0.97	0.99	1.02		1.24	(g)
Net ratio of expenses to average net assets (%)	0.96	(g)	0.97	0.99	1.02	(h)	1.10	(g)(h)
Ratio of net investment income to average net assets (%)	1.35	(g)	0.89	1.30	1.10		1.96	(g)
Portfolio turnover rate (%)	41	(e)	78	85	94		132	(e)
Net assets, end of period (in millions)	$1,157.8		$1,096.8	$956.4	$823.7		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(g)	Computed on an annualized basis.
(h)	Includes the effects of expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2016	% of Total Assets at June 30, 2016
Schroders Global Multi-Asset Portfolio, Ltd.	4/23/2012	$10,690	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the consolidated financial statements were issued.

MIST-28

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, futures transactions, foreign capital gains taxes, premium amortization adjustments, controlled foreign corporation reversal, swap transactions, real estate investment trusts (REIT), passive foreign investment companies (PFICs) and return of capital adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

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Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2016, the Portfolio had investments in repurchase agreements with a gross value of $256,994,044, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2016.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

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Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(14,434,759)	$—	$—	$—	$(14,434,759)
Corporate Bonds & Notes	(11,046,673)	—	—	—	(11,046,673)
Total	$(25,481,432)	$—	$—	$—	$(25,481,432)
Total Borrowings	$(25,481,432)	$—	$—	$—	$(25,481,432)
Gross amount of recognized liabilities for securities lending transactions					$(25,481,432)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately

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Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum

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Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$33,349,123
	Unrealized appreciation on futures contracts (a) (c)	545,255	Unrealized depreciation on futures contracts (a) (c)	$1,307,829
Equity	Unrealized appreciation on futures contracts (a) (c)	627,809	Unrealized depreciation on futures contracts (a) (c)	8,483,499
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,043,608	Unrealized depreciation on forward foreign currency exchange contracts	5,956,566

Total		$38,565,795		$15,747,894

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2016.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$371,801	$(371,801)	$—	$—
BNP Paribas S.A.	911,067	(174,629)	—	736,438
Citibank N.A.	217,522	(186,380)	—	31,142
Goldman Sachs International	433,830	—	—	433,830
HSBC Bank plc	1,835,626	(1,835,626)	—	—
JPMorgan Chase Bank N.A.	273,762	(22,872)	—	250,890

	$4,043,608	$(2,591,308)	$—	$1,452,300

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2016.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$653,388	$(371,801)	$—	$281,587
BNP Paribas S.A.	174,629	(174,629)	—	—
Citibank N.A.	186,380	(186,380)	—	—
HSBC Bank plc	4,871,080	(1,835,626)	—	3,035,454
JPMorgan Chase Bank N.A.	22,872	(22,872)	—	—
Standard Chartered Bank	48,217	—	—	48,217

	$5,956,566	$(2,591,308)	$—	$3,365,258

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$1,483,885	$1,483,885
Futures contracts	1,703,230	(2,260,092)	—	(556,862)
Swap contracts	2,017,877	(1,039,264)	—	978,613

	$3,721,107	$(3,299,356)	$1,483,885	$1,905,636

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,096,036)	$(2,096,036)
Futures contracts	(1,012,711)	(9,376,741)	—	(10,389,452)
Swap contracts	25,658,598	1,432,443	—	27,091,041

	$24,645,887	$(7,944,298)	$(2,096,036)	$14,605,553

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$717,514,534
Futures contracts long	86,887,556
Futures contracts short	(74,265,517)
Swap contracts	810,008,805

‡	Averages are based on activity levels during the period.

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Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or

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Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2016—(Continued)

dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$69,524,586	$413,793,806	$26,900,515	$287,340,377

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$3,532,022	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Consolidated Statement of Operations.

MIST-37

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements-June 30, 2016—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$25,885,914	$32,481,252	$16,376,803	$11,573,779	$42,262,717	$44,055,031

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$17,779,709	$13,224,447	$(408,292)	$—	$30,595,864

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had no accumulated capital losses.

MIST-38

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the SSGA Growth and Income ETF Portfolio returned 3.83%, 3.77%, and 3.76%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 1.23%.

MARKET ENVIRONMENT / CONDITIONS

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively during the first two weeks of the year based on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the new year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid sell-off in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweighing the once expected windfall to energy consumers in the calculus of the market. And finally, data releases in January from the U.S. reflected at best a stumbling economic picture to close out 2015 with still strong payrolls contrasting with a contracting manufacturing sector and 2015’s fourth quarter growth registering an initially reported barely positive 0.7% on an annualized basis.

The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500 Index to a modest 1.4% gain for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down Energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM (Institute for Supply Management) manufacturing index in March after bottoming at post crisis lows in December 2015 and a return of China’s PMI (Purchasing Managers Index) to expansionary territory in March after seven months of contractionary readings. Central bank support in March came most actively through a new round of easing measures by the European Central Bank (the “ECB”) on March 10th and verbally by U.S. Federal Reserve (the “Fed”) Chair Janet Yellen on March 28th asserting that the Fed would be taking a very gradual approach to any further U.S. rate increases in 2016 given underlying global financial and macroeconomic conditions.

With the selloff in global equities to open 2016, U.S. Treasuries played their traditional role of safe haven, sending yields on U.S. 10-year Treasury notes down to 1.53% intraday on February 11th, the lowest since August of 2012. The recovery in risk assets to close out the first quarter resulted in some reversal higher in U.S. Treasury yields, though on the quarter through March 23rd, the yield on the 10 year note declined by 50 basis points to 1.77%. New frontiers were broken in other developed country bond markets where the Japanese 10 year yield declined a similar 38 basis points on the quarter through March 23rd, though in the case of Japan, yields declined to new historic lows of negative 0.11% on the heels of the introduction of negative deposit rates by the Bank of Japan (the “BOJ”) on January 28th. German 10 year yields declined 48 basis points during the first quarter, reaching depths as low as 11 basis points in late February.

With the recovery in growth assets and energy markets, U.S. credit markets also benefitted, particularly U.S. High Yield debt where the option adjusted spread declined from a five year high of 8.39% on February 11th to 6.56% on March 31st. Investment grade spreads also tightened smartly in the second half of the quarter, falling from a seven year high of 2.79% on February 11th for the Barclays Long Credit Index to 2.23% to close the first quarter.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February continued in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years. That seemingly endless selloff in energy markets contributed to a sharp lowering of realized and anticipated global inflation, depressed yields on government debt, widened spreads on U.S. high yield bonds and ultimately elevated fears of an immediate global growth deceleration. All these market trends reversed sharply with the rally in energy prices that commenced in February, though some of the cross asset class momentum appeared to abate and decouple from energy in April.

After showing signs of pause in late April, the commodity-led global reflation rally in growth assets retreated during the early part of May before mounting a spirited finish to close the month. Leading the way was crude oil, which finished May just shy of $50 for a fourth consecutive monthly gain and up 87% from February 11th. Global equity markets also ended the month broadly higher with a strong showing the last week of the month. Under the surface, however, market performance in May presented a more unbalanced picture of global healing than earlier stages of the reflation rally the prior two months. While crude oil gained 5.2% for May, the broader Bloomberg Commodity Total Return Index declined 0.2% as precious and industrial metals each declined more than 7%. Across global equities, emerging markets were down on the month, broadly underperforming most developed markets. Also breaking recent trend, the U.S. dollar posted a gain of 3% in May after declining the prior three months.

One of the notable developments driving markets in May was the re-emergence of expectations that the Fed would contemplate raising rates during the middle of 2016, something that had been given scant probability at the beginning of the month. On May 10th, the market-based probability the Fed would raise rates by July stood at a

MIST-1

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

negligible 17%. Following a string of better than expected economic reports, notably retail sales, and the release of more hawkish than expected minutes from the April Federal Open Market Committee meeting, the probability of a hike by July increased to a better than even 55% on May 24th. Adding further credence to the market implied probabilities as well as statements by board colleagues, Janet Yellen declared in a conversation at Harvard University on May 26th that “it is appropriate for the Fed to gradually and cautiously increase our overnight interest rate over time and probably in the coming months such a move would be appropriate”. While a better economic data flow increased the odds of near term Fed tightening, other releases suggested possibly limited upside for the economy. The revised 2016 first quarter gross domestic product report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters, contributing to weaker contemporaneous and likely future capital spending.

Market watchers anticipating the Fed would be following through with a near term rate increase based on the strength of U.S. economic data were required to significantly adjust expectations on June 3rd with the release of the May U.S. non-farm payrolls report. The preliminary release showed a paltry increase of just 38,000 jobs against expectations for 160,000 and was the lowest initial reading since August of 2011. On the day of the release, expectations for a Fed interest rate increase by the end of July priced in Federal Funds futures declined from about even to less than 20%. As the month continued, the prospect of a possible ‘leave’ vote in the British referendum to remain in the European Union (“Brexit”) further decreased the possibility the Fed would be raising rates. Once the unexpected ‘leave’ vote result was confirmed on the morning of June 24th, the resulting uncertainty took the likelihood of any Fed tightening for the rest of 2016 down close to zero and even an increase through the end of 2017 was priced at less than one third. The re-pricing of rate expectations took place across the yield curve in June, taking the U.S. 30-year Treasury yield lower by 36 basis points to a near record low of 2.28% by month end.

After fighting to little better than a draw to close the first quarter of 2016, global developed equities continued to make modest gains in April and May before pausing somewhat in June ahead of the British referendum on continuing E.U. membership and subsequently falling sharply once a British exit vote was confirmed. The oscillations left the MSCI World Index up 1.0% for the second quarter and 0.7% for the reporting period. During the reporting period, U.S. investors fared best in developed equities by investing at home with the S&P 500 Index, posting year to date gains of 3.8% versus negative returns over the same time period in the MSCI Europe Index (-5.1%) and MSCI Pacific Index (-2.9%). Investors in Emerging Markets fared slightly better overall for the first half of the year, with the MSCI Emerging Markets Index notching a gain of 6.4%.

Amidst a combination of a still subdued outlook for growth and inflation, expanded bond buying programs by the BOJ and ECB, and finally the uncertainty introduced by Brexit, investors in global government bonds, particularly long duration bonds, fared well in the second quarter of 2016. Despite a yield to maturity of just 57 basis points to start the second quarter, U.S.- based investors in the Citigroup World Non-U.S. Dollar Government Bond Index enjoyed a return of 4% (in U.S. dollars) for the quarter on a 20 basis point decline in the Index’s yield. Investors in long duration U.S. Treasuries also benefited from a 32 basis point decline in the Barclays U.S Long Treasury Index yield to earn a total return for the quarter of 6.4% and a year to date gain of 15% as of June 30. Investors in U.S. investment grade corporate bonds experienced similar outcomes as investors in government bonds for the second quarter with spreads finishing just several basis points lower. Investors in U.S. High Yield bonds, in turn, fared better with more dramatic spread compression commensurate with the recovery in oil prices. Spreads on the Barclays U.S. High Yield Index declined 61 basis points during the second quarter as the Index provided a total return of 5.5% for the quarter and 9.0% year to date.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first half of 2016, our quantitative models designed to attempt to forecast market risks fluctuated around the upper ranges of risk aversion, recommending a more cautious approach to risk allocations within the Portfolio. Given these conditions and deteriorating return expectations for equities in our asset class models, we spent much of the period adjusting positions to a create a better balance between growth and more defensive assets.

Global markets remained choppy for much of the period, with political and economic conditions contributing to a significant variation in returns on a regional basis. An increase in currency volatility also proved challenging. As such, our overweight to international developed market equities on a hedged basis provided the largest portion of negative return to the Portfolio. In equities, the strong rally in emerging markets was a reversal of the longer term trend of underperformance vis-à-vis developed markets. With the Portfolio positioned to capitalize on developed market strength, this counter trend move proved harmful. From a sector perspective, an overweight to both Information Technology and Health Care stocks weighted negatively on overall performance as these stocks lagged the broader S&P 500 Index.

Interest rates sank for much of the first half of 2016, boosting returns in bond and other interest rate sensitive asset classes. As such, our overweight to long government bonds benefitted total returns. Real Estate Investment Trusts (“REITs”), another asset class overweight within the Portfolio, also surged as rates declined. Finally, our long position in gold proved helpful, as prices rose swiftly through the first half of the year.

At period end, we remained underweight across most major segments of equity markets – domestic, international developed and emerging. The underweight in part reflects a perceived decline in the efficacy of

MIST-2

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

monetary policy support in the Eurozone and Japan, as well as the threat of potential spillover effects from political and macroeconomic risks across regions. At period end, REITs continued to look attractive and we maintained an overweight allocation. REITs are supported by factors including the current low interest rate environment and an attractive yield spread over Treasuries. In fixed income, with long-run growth and inflation prospects still muted, we positioned the Portfolio with the expectation of the long end of the curve to remain well-anchored. Despite negative yields prevailing out as far as 15 years for German and Japanese government debt, further central bank buying, regulatory structures that favor sovereign debt and a high demand for hedging assets will likely keep global longer maturity bond yields well anchored for the foreseeable future. Further, given the mostly favorable policy backdrop and near record low default rates in high yield bonds, we maintained a cautiously optimistic outlook with a small overweight to credit assets. Additional allocations included overweight positions in cash and gold. Cash represents a true defensive allocation, driven in large part by generally unattractive expected returns across other asset classes. Gold is one of the strongest assets hailing out of our quantitative modeling and resulting forecasts. The favorable outlook for gold is driven by strong price trends as well as a variety of fundamental factors, such as low real interest rates and volatility across currencies.

Dan Farley

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	3.83	0.57	6.06	5.58
Class B	3.77	0.40	5.80	5.33
Class E	3.76	0.40	5.90	5.42
MSCI ACWI (All Country World Index)	1.23	-3.73	5.38	4.26

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	18.9
Vanguard Total Bond Market ETF	18.6
SPDR Barclays High Yield Bond ETF	12.1
iShares MSCI EAFE ETF	7.7
Vanguard REIT ETF	5.8
SPDR Gold Shares	4.6
iShares TIPS Bond ETF	4.1
iShares S&P 500 Growth ETF	4.0
SPDR Dow Jones International Real Estate ETF	3.4
iShares Core MSCI Emerging Markets ETF	3.0

MIST-4

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.32%	$1,000.00	$1,038.30	$1.62
	Hypothetical*	0.32%	$1,000.00	$1,023.27	$1.61

Class B(a)	Actual	0.57%	$1,000.00	$1,037.70	$2.89
	Hypothetical*	0.57%	$1,000.00	$1,022.03	$2.87

Class E(a)	Actual	0.47%	$1,000.00	$1,037.60	$2.38
	Hypothetical*	0.47%	$1,000.00	$1,022.53	$2.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—93.6% of Net Assets

Security Description	Shares	Value

Investment Company Securities—93.6%
Consumer Discretionary Select Sector SPDR Fund (a) (b)	661,176	$51,604,787
Consumer Staples Select Sector SPDR Fund (a) (b)	1,006,068	55,484,650
Industrial Select Sector SPDR Fund (a) (b)	948,819	53,095,911
iShares 20+ Year Treasury Bond ETF (a)	202,528	28,131,139
iShares Core MSCI Emerging Markets ETF (a)	1,909,622	79,879,488
iShares Core S&P Small-Cap ETF (a)	224,675	26,109,482
iShares MSCI EAFE ETF (a)	3,641,053	203,207,168
iShares S&P 500 Growth ETF (a)	914,462	106,607,980
iShares TIPS Bond ETF (a)	923,697	107,767,729
SPDR Barclays High Yield Bond ETF (a) (b)	9,010,894	321,688,916
SPDR Dow Jones International Real Estate ETF (a) (b)	2,174,609	90,159,289
SPDR Gold Shares (b) (c)	963,658	121,922,010
SPDR S&P 500 ETF Trust (a) (b)	2,394,532	501,726,290
SPDR S&P International Small Cap ETF (a) (b)	1,750,448	50,875,021
SPDR S&P MidCap 400 ETF Trust (a) (b)	51,771	14,101,385
Vanguard REIT ETF (a)	1,728,532	153,268,933
Vanguard Total Bond Market ETF (a)	5,838,478	492,183,695
WisdomTree Europe Hedged Equity Fund (a)	503,676	25,450,748

Total Mutual Funds (Cost $2,375,406,036)		2,483,264,621

Short-Term Investments—30.9%

Mutual Funds—30.9%
AIM STIT-STIC Prime Portfolio	153,675,276	153,675,276
State Street Navigator Securities Lending MET Portfolio (b) (d)	666,196,879	666,196,879

Total Short-Term Investments (Cost $819,872,155)		819,872,155

Total Investments—124.5% (Cost $3,195,278,191) (e)		3,303,136,776
Other assets and liabilities (net)—(24.5)%		(649,916,313)

Net Assets—100.0%		$2,653,220,463

(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $661,593,242 and the collateral received consisted of cash in the amount of $666,196,879 and non-cash collateral with a value of $153,400. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(e)	As of June 30, 2016, the aggregate cost of investments was $3,195,278,191. The aggregate unrealized appreciation and depreciation of investments were $167,634,622 and $(59,776,037), respectively, resulting in net unrealized appreciation of $107,858,585.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,483,264,621	$—	$—	$2,483,264,621
Total Short-Term Investments*	819,872,155	—	—	819,872,155
Total Investments	$3,303,136,776	$—	$—	$3,303,136,776

Collateral for Securities Loaned (Liability)	$—	$(666,196,879)	$—	$(666,196,879)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,376,281,638
Affiliated investments at value (c) (d)	1,926,855,138
Receivable for:
Investments sold	24,891,158
Fund shares sold	406,349
Interest	2,549
Dividends on affiliated investments	2,626,267
Prepaid expenses	16,561

Total Assets	3,331,079,660
Liabilities
Collateral for securities loaned	666,196,879
Payables for:
Affiliated investments purchased	9,980,115
Fund shares redeemed	286,569
Accrued Expenses:
Management fees	659,295
Distribution and service fees	532,556
Administration fees	11,064
Custodian and accounting fees	22,204
Deferred trustees’ fees	86,413
Other expenses	84,102

Total Liabilities	677,859,197

Net Assets	$2,653,220,463

Net Assets Consist of:
Paid in surplus	$2,556,246,684
Undistributed net investment income	26,951,587
Accumulated net realized loss	(37,836,393)
Unrealized appreciation on investments and affiliated investments	107,858,585

Net Assets	$2,653,220,463

Net Assets
Class A	$28,858,937
Class B	2,614,539,742
Class E	9,821,784
Capital Shares Outstanding*
Class A	2,654,090
Class B	241,955,766
Class E	906,752
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.87
Class B	10.81
Class E	10.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,361,781,596.
(b)	Includes securities loaned at value of $219,303,739.
(c)	Identified cost of affiliated investments was $1,833,496,595.
(d)	Includes securities loaned at value of $442,289,503.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$15,377,580
Dividends from affiliated investments	16,434,694
Interest	403,466
Securities lending income from affiliated investments	1,539,532

Total investment income	33,755,272
Expenses
Management fees	3,961,761
Administration fees	11,064
Custodian and accounting fees	14,026
Distribution and service fees—Class B	3,192,752
Distribution and service fees—Class E	7,396
Audit and tax services	19,143
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	27,293
Insurance	9,222
Miscellaneous	11,546

Total expenses	7,283,469

Net Investment Income	26,471,803

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(40,006,851)
Affiliated investments	15,069,587

Net realized loss	(24,937,264)

Net change in unrealized appreciation on:
Investments	68,599,235
Affiliated investments	25,330,503

Net change in unrealized appreciation	93,929,738

Net realized and unrealized gain	68,992,474

Net Increase in Net Assets From Operations	$95,464,277

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,471,803	$58,186,981
Net realized gain (loss)	(24,937,264)	149,693,614
Net change in unrealized appreciation (depreciation)	93,929,738	(259,843,761)

Increase (decrease) in net assets from operations	95,464,277	(51,963,166)

From Distributions to Shareholders
Net investment income
Class A	(734,683)	(709,365)
Class B	(60,889,014)	(64,559,466)
Class E	(235,813)	(274,098)
Net realized capital gains
Class A	(1,600,300)	(1,552,696)
Class B	(147,745,403)	(157,391,527)
Class E	(549,952)	(639,561)

Total distributions	(211,755,165)	(225,126,713)

Increase (decrease) in net assets from capital share transactions	108,469,138	(11,029,590)

Total decrease in net assets	(7,821,750)	(288,119,469)

Net Assets
Beginning of period	2,661,042,213	2,949,161,682

End of period	$2,653,220,463	$2,661,042,213

Undistributed net investment income
End of period	$26,951,587	$62,339,294

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	282,219	$3,159,606	300,959	$3,738,291
Reinvestments	218,019	2,334,983	189,929	2,262,061
Redemptions	(213,078)	(2,401,114)	(372,207)	(4,605,503)

Net increase	287,160	$3,093,475	118,681	$1,394,849

Class B
Sales	2,064,603	$23,143,251	4,912,966	$59,332,440
Reinvestments	19,608,498	208,634,417	18,745,861	221,950,993
Redemptions	(11,326,685)	(126,443,438)	(24,102,317)	(292,961,957)

Net increase (decrease)	10,346,416	$105,334,230	(443,490)	$(11,678,524)

Class E
Sales	42,138	$469,843	98,414	$1,207,182
Reinvestments	73,642	785,765	77,037	913,659
Redemptions	(106,450)	(1,214,175)	(235,098)	(2,866,756)

Net increase (decrease)	9,330	$41,433	(59,647)	$(745,915)

Increase (decrease) derived from capital shares transactions		$108,469,138		$(11,029,590)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.41		$12.62	$12.98	$12.08	$11.21	$11.48

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.28	0.31	0.31	0.34	0.34
Net realized and unrealized gain (loss) on investments	0.29		(0.46)	0.43	1.22	1.09	(0.17)

Total from investment operations	0.42		(0.18)	0.74	1.53	1.43	0.17

Less Distributions
Distributions from net investment income	(0.30)		(0.32)	(0.33)	(0.34)	(0.30)	(0.22)
Distributions from net realized capital gains	(0.66)		(0.71)	(0.77)	(0.29)	(0.26)	(0.22)

Total distributions	(0.96)		(1.03)	(1.10)	(0.63)	(0.56)	(0.44)

Net Asset Value, End of Period	$10.87		$11.41	$12.62	$12.98	$12.08	$11.21

Total Return (%) (b)	3.83	(c)	(1.77)	6.14	13.22	13.11	1.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.31	0.31	0.31	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	2.32	(e)	2.30	2.45	2.52	2.96	3.01
Portfolio turnover rate (%)	32	(c)	43	55	47	39	36
Net assets, end of period (in millions)	$28.9		$27.0	$28.4	$28.1	$21.1	$15.5

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.33		$12.53	$12.90	$12.01	$11.15	$11.43

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.25	0.27	0.27	0.30	0.31
Net realized and unrealized gain (loss) on investments	0.30		(0.45)	0.42	1.22	1.10	(0.17)

Total from investment operations	0.41		(0.20)	0.69	1.49	1.40	0.14

Less Distributions
Distributions from net investment income	(0.27)		(0.29)	(0.29)	(0.31)	(0.28)	(0.20)
Distributions from net realized capital gains	(0.66)		(0.71)	(0.77)	(0.29)	(0.26)	(0.22)

Total distributions	(0.93)		(1.00)	(1.06)	(0.60)	(0.54)	(0.42)

Net Asset Value, End of Period	$10.81		$11.33	$12.53	$12.90	$12.01	$11.15

Total Return (%) (b)	3.77	(c)	(1.96)	5.81	12.93	12.85	1.06

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	(e)	0.56	0.56	0.56	0.57	0.57
Ratio of net investment income to average net assets (%) (f)	2.04	(e)	2.04	2.17	2.21	2.64	2.79
Portfolio turnover rate (%)	32	(c)	43	55	47	39	36
Net assets, end of period (in millions)	$2,614.5		$2,623.8	$2,908.8	$3,006.7	$2,879.1	$2,600.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.36		$12.57	$12.93	$12.03	$11.17	$11.44

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.26	0.28	0.29	0.32	0.32
Net realized and unrealized gain (loss) on investments	0.29		(0.46)	0.44	1.23	1.09	(0.17)

Total from investment operations	0.41		(0.20)	0.72	1.52	1.41	0.15

Less Distributions
Distributions from net investment income	(0.28)		(0.30)	(0.31)	(0.33)	(0.29)	(0.20)
Distributions from net realized capital gains	(0.66)		(0.71)	(0.77)	(0.29)	(0.26)	(0.22)

Total distributions	(0.94)		(1.01)	(1.08)	(0.62)	(0.55)	(0.42)

Net Asset Value, End of Period	$10.83		$11.36	$12.57	$12.93	$12.03	$11.17

Total Return (%) (b)	3.76	(c)	(1.93)	6.00	13.11	12.91	1.17

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.47	(e)	0.46	0.46	0.46	0.47	0.47
Ratio of net investment income to average net assets (%) (f)	2.12	(e)	2.11	2.26	2.34	2.76	2.85
Portfolio turnover rate (%)	32	(c)	43	55	47	39	36
Net assets, end of period (in millions)	$9.8		$10.2	$12.0	$12.2	$10.9	$9.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

MIST-12

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”), as the lending agent. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSGA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSGA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one or more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the

MIST-13

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$837,576,685	$0	$769,857,593

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$3,961,761	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

MIST-14

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2016 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Consumer Discretionary Select Sector SPDR Fund	678,713	39,261	(56,798)	661,176
Consumer Staples Select Sector SPDR Fund	—	1,006,068	—	1,006,068
Health Care Select Sector SPDR Fund	765,474	—	(765,474)	—
Industrial Select Sector SPDR Fund	—	948,819	—	948,819
SPDR Barclays High Yield Bond ETF	9,852,119	138,645	(979,870)	9,010,894
SPDR Dow Jones International Real Estate ETF	691,063	1,647,074	(163,528)	2,174,609
SPDR Gold Shares	—	963,658	—	963,658
SPDR S&P 500 ETF Trust	2,599,830	60,054	(265,352)	2,394,532
SPDR S&P International Small Cap ETF	1,908,091	61,782	(219,425)	1,750,448
SPDR S&P MidCap 400 ETF Trust	51,771	—	—	51,771
State Street Navigator Securities Lending MET Portfolio	355,662,247	3,356,341,316	(3,045,806,684)	666,196,879
Technology Select Sector SPDR Fund	1,241,175	1,236,264	(2,477,439)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2016
Consumer Discretionary Select Sector SPDR Fund	$92,099	$—	$402,183	$51,604,787
Consumer Staples Select Sector SPDR Fund	—	—	597,969	55,484,650
Health Care Select Sector SPDR Fund	5,037,612	—	—	—
Industrial Select Sector SPDR Fund	—	—	291,454	53,095,911
SPDR Barclays High Yield Bond ETF	(6,147,910)	—	8,443,202	321,688,916
SPDR Dow Jones International Real Estate ETF	(496,503)	—	1,070,610	90,159,289
SPDR Gold Shares	—	—	—	121,922,010
SPDR S&P 500 ETF Trust	21,506,755	—	5,180,742	501,726,290
SPDR S&P International Small Cap ETF	266,433	—	90,117	50,875,021
SPDR S&P MidCap 400 ETF Trust	—	—	86,160	14,101,385
State Street Navigator Securities Lending MET Portfolio	—	—	1,539,532	666,196,879
Technology Select Sector SPDR Fund	(5,188,899)	—	272,257	—

	$15,069,587	$—	$17,974,226	$1,926,855,138

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-15

Met Investors Series Trust

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$88,566,332	$72,797,312	$136,560,381	$172,039,697	$225,126,713	$244,837,009

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$62,421,229	$149,108,414	$1,816,961	$—	$213,346,604

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-16

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the SSGA Growth ETF Portfolio returned 3.19%, 3.10%, and 3.13%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 1.23%.

MARKET ENVIRONMENT / CONDITIONS

The opening month of 2016 was anything but reassuring for global investors as growth assets sold off aggressively during the first two weeks of the year based on a mosaic of uncertainties persisting from 2015. Front and center in the turmoil to open the new year was a series of conflicting messages from China’s policy makers in both equity and currency markets, each iteration of which seemed to unsettle the market more than the last. Further unnerving markets was a continued rapid sell-off in oil prices that has been a prevailing market theme since the middle of 2014, prompting concerns over deflation and damage to energy producers to outweighing the once expected windfall to energy consumers in the calculus of the market. And finally, data releases in January from the U.S. reflected at best a stumbling economic picture to close out 2015 with still strong payrolls contrasting with a contracting manufacturing sector and 2015’s fourth quarter growth registering an initially reported barely positive 0.7% on an annualized basis.

The relief rally in growth assets that began in the middle part of February continued for the better part of March, taking the S&P 500 Index to a modest 1.4% gain for the first quarter overall. Providing foundation for the sharp improvement in sentiment during the second half of the quarter were sharp gains beginning in February in the beaten down Energy sector, a better tone to global manufacturing data in March and continued active and verbal support from central banks. The improvement in global manufacturing data was highlighted by a return to expansionary readings for the U.S. ISM (Institute for Supply Management) manufacturing index in March after bottoming at post crisis lows in December 2015 and a return of China’s PMI (Purchasing Managers Index) to expansionary territory in March after seven months of contractionary readings. Central bank support in March came most actively through a new round of easing measures by the European Central Bank (the “ECB”)on March 10th and verbally by U.S. Federal Reserve (the “Fed”) Chair Janet Yellen on March 28th asserting that the Fed would be taking a very gradual approach to any further U.S. rate increases in 2016 given underlying global financial and macroeconomic conditions.

With the selloff in global equities to open 2016, U.S. Treasuries played their traditional role of safe haven, sending yields on U.S. 10-year Treasury notes down to 1.53% intraday on February 11th, the lowest since August of 2012. The recovery in risk assets to close out the first quarter resulted in some reversal higher in U.S. Treasury yields, though on the quarter through March 23rd, the yield on the 10 year note declined by 50 basis points to 1.77%. New frontiers were broken in other developed country bond markets where the Japanese 10 year yield declined a similar 38 basis points on the quarter through March 23rd, though in the case of Japan, yields declined to new historic lows of negative 0.11% on the heels of the introduction of negative deposit rates by the Bank of Japan (the “BOJ”) on January 28th. German 10 year yields declined 48 basis points during the first quarter, reaching depths as low as 11 basis points in late February.

With the recovery in growth assets and energy markets, U.S. credit markets also benefitted, particularly U.S. High Yield debt where the option adjusted spread declined from a five year high of 8.39% on February 11th to 6.56% on March 31st. Investment grade spreads also tightened smartly in the second half of the quarter, falling from a seven year high of 2.79% on February 11th for the Barclays Long Credit Index to 2.23% to close the first quarter.

As the second quarter of 2016 opened, the “reflation trade” that commenced in mid-February continued in April with growth assets broadly posting positive returns, though with some signs of consolidation towards the end of the month. Leading the way for the month was a near 20% gain in crude oil prices. The moniker “reflation trade” represents the inverse of the “deflation trade” in which oil prices collapsed by more than 70% over the past two years. That seemingly endless selloff in energy markets contributed to a sharp lowering of realized and anticipated global inflation, depressed yields on government debt, widened spreads on U.S. high yield bonds and ultimately elevated fears of an immediate global growth deceleration. All these market trends reversed sharply with the rally in energy prices that commenced in February, though some of the cross asset class momentum appeared to abate and decouple from energy in April.

After showing signs of pause in late April, the commodity-led global reflation rally in growth assets retreated during the early part of May before mounting a spirited finish to close the month. Leading the way was crude oil, which finished May just shy of $50 for a fourth consecutive monthly gain and up 87% from February 11th. Global equity markets also ended the month broadly higher with a strong showing the last week of the month. Under the surface, however, market performance in May presented a more unbalanced picture of global healing than earlier stages of the reflation rally the prior two months. While crude oil gained 5.2% for May, the broader Bloomberg Commodity Total Return Index declined 0.2% as precious and industrial metals each declined more than 7%. Across global equities, emerging markets were down on the month, broadly underperforming most developed markets. Also breaking recent trend, the U.S. dollar posted a gain of 3% in May after declining the prior three months.

One of the notable developments driving markets in May was the re-emergence of expectations that the Fed would contemplate raising rates during the middle of 2016, something that had been given scant probability at the beginning of the month. On May 10th, the market-based probability the Fed would raise rates by July stood at a

MIST-1

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

negligible 17%. Following a string of better than expected economic reports, notably retail sales, and the release of more hawkish than expected minutes from the April Federal Open Market Committee meeting, the probability of a hike by July increased to a better than even 55% on May 24th. Adding further credence to the market implied probabilities as well as statements by board colleagues, Janet Yellen declared in a conversation at Harvard University on May 26th that “it is appropriate for the Fed to gradually and cautiously increase our overnight interest rate over time and probably in the coming months such a move would be appropriate”. While a better economic data flow increased the odds of near term Fed tightening, other releases suggested possibly limited upside for the economy. The revised 2016 first quarter gross domestic product report released on May 27th showed that corporate profits declined 14% at an annualized rate over the prior two quarters, contributing to weaker contemporaneous and likely future capital spending.

Market watchers anticipating the Fed would be following through with a near term rate increase based on the strength of U.S. economic data were required to significantly adjust expectations on June 3rd with the release of the May U.S. non-farm payrolls report. The preliminary release showed a paltry increase of just 38,000 jobs against expectations for 160,000 and was the lowest initial reading since August of 2011. On the day of the release, expectations for a Fed interest rate increase by the end of July priced in Federal Funds futures declined from about even to less than 20%. As the month continued, the prospect of a possible ‘leave’ vote in the British referendum to remain in the European Union (“Brexit”) further decreased the possibility the Fed would be raising rates. Once the unexpected ‘leave’ vote result was confirmed on the morning of June 24th, the resulting uncertainty took the likelihood of any Fed tightening for the rest of 2016 down close to zero and even an increase through the end of 2017 was priced at less than one third. The re-pricing of rate expectations took place across the yield curve in June, taking the U.S. 30-year Treasury yield lower by 36 basis points to a near record low of 2.28% by month end.

After fighting to little better than a draw to close the first quarter of 2016, global developed equities continued to make modest gains in April and May before pausing somewhat in June ahead of the British referendum on continuing E.U. membership and subsequently falling sharply once a British exit vote was confirmed. The oscillations left the MSCI World Index up 1.0% for the second quarter and 0.7% for the reporting period. During the reporting period, U.S. investors fared best in developed equities by investing at home with the S&P 500 Index, posting year to date gains of 3.8% versus negative returns over the same time period in the MSCI Europe Index (-5.1%) and MSCI Pacific Index (-2.9%). Investors in Emerging Markets fared slightly better overall for the first half of the year, with the MSCI Emerging Markets Index notching a gain of 6.4%.

Amidst a combination of a still subdued outlook for growth and inflation, expanded bond buying programs by the BOJ and ECB, and finally the uncertainty introduced by Brexit, investors in global government bonds, particularly long duration bonds, fared well in the second quarter of 2016. Despite a yield to maturity of just 57 basis points to start the second quarter, U.S.- based investors in the Citigroup World Non-U.S. Dollar Government Bond Index enjoyed a return of 4% (in U.S. dollars) for the quarter on a 20 basis point decline in the Index’s yield. Investors in long duration U.S. Treasuries also benefited from a 32 basis point decline in the Barclays U.S Long Treasury Index yield to earn a total return for the quarter of 6.4% and a year to date gain of 15% as of June 30. Investors in U.S. investment grade corporate bonds experienced similar outcomes as investors in government bonds for the second quarter with spreads finishing just several basis points lower. Investors in U.S. High Yield bonds, in turn, fared better with more dramatic spread compression commensurate with the recovery in oil prices. Spreads on the Barclays U.S. High Yield Index declined 61 basis points during the second quarter as the Index provided a total return of 5.5% for the quarter and 9.0% year to date.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the first half of 2016, our quantitative models designed to attempt to forecast market risks fluctuated around the upper ranges of risk aversion, recommending a more cautious approach to risk allocations within the Portfolio. Given these conditions and deteriorating return expectations for equities in our asset class models, we spent much of the period adjusting positions to a create a better balance between growth and more defensive assets.

Global markets remained choppy for much of the period, with political and economic conditions contributing to a significant variation in returns on a regional basis. An increase in currency volatility also proved challenging. As such, our overweight to international developed market equities on a hedged basis provided the largest portion of negative return to the Portfolio. In equities, the strong rally in emerging markets was a reversal of the longer term trend of underperformance vis-à-vis developed markets. With the Portfolio positioned to capitalize on developed market strength, this counter trend move proved harmful. From a sector perspective, an overweight to both Information Technology and Health Care stocks weighted negatively on overall performance as these stocks lagged the broader S&P 500 Index.

Interest rates sank for much of the first half of 2016, boosting returns in bond and other interest rate sensitive asset classes. As such, our overweight to long government bonds benefitted total returns. Real Estate Investment Trusts (“REITs”), another asset class overweight within the Portfolio, also surged as rates declined. Finally, our long position in gold proved helpful, as prices rose swiftly through the first half of the year.

At period end, we remained underweight across most major segments of equity markets—domestic, international developed and emerging. The underweight in part reflects a perceived decline in the

MIST-2

Met Investors Series Trust

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

efficacy of monetary policy support in the Eurozone and Japan, as well as the threat of potential spillover effects from political and macroeconomic risks across regions. At period end, REITs continued to look attractive, and we maintained an overweight allocation. REITs are supported by factors including the current low interest rate environment and an attractive yield spread over Treasuries. In fixed income, with long-run growth and inflation prospects still muted, at period end we positioned the Portfolio with an expectation of the long end of the yield curve to remain well-anchored. Despite negative yields prevailing out as far as 15 years for German and Japanese government debt, further central bank buying, regulatory structures that favor sovereign debt and a high demand for hedging assets will likely keep global longer maturity bond yields well anchored for the foreseeable future. Further, given the mostly favorable policy backdrop and near record low default rates in high yield bonds, we maintained a cautiously optimistic outlook with a small overweight to credit assets. Additional allocations included overweight positions in cash and gold. Cash represents a true defensive allocation, driven in large part by generally unattractive expected returns across other asset classes. Gold is one of the strongest assets hailing out of our quantitative modeling and resulting forecasts. The favorable outlook for gold is driven by strong price trends as well as a variety of fundamental factors, such as low real interest rates and volatility across currencies.

Dan Farley

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-3

Met Investors Series Trust

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	3.19	-0.99	6.37	5.25
Class B	3.10	-1.27	6.10	4.99
Class E	3.13	-1.23	6.20	5.09
MSCI ACWI (All Country World Index)	1.23	-3.73	5.38	4.26

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	24.0
iShares MSCI EAFE ETF	13.8
SPDR Barclays High Yield Bond ETF	7.1
Vanguard REIT ETF	5.7
Vanguard Total Bond Market ETF	5.6
iShares Core MSCI Emerging Markets ETF	5.0
SPDR Gold Shares	4.6
iShares S&P 500 Growth ETF	4.0
SPDR S&P MidCap 400 ETF Trust	3.5
SPDR Dow Jones International Real Estate ETF	3.4

MIST-4

Met Investors Series Trust

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.34%	$1,000.00	$1,031.90	$1.72
	Hypothetical*	0.34%	$1,000.00	$1,023.17	$1.71

Class B(a)	Actual	0.59%	$1,000.00	$1,031.00	$2.98
	Hypothetical*	0.59%	$1,000.00	$1,021.93	$2.97

Class E(a)	Actual	0.49%	$1,000.00	$1,031.30	$2.47
	Hypothetical*	0.49%	$1,000.00	$1,022.43	$2.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-5

Met Investors Series Trust

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mutual Funds—93.2% of Net Assets

Security Description	Shares	Value

Investment Company Securities—93.2%
Consumer Discretionary Select Sector SPDR Fund (a) (b)	226,463	$17,675,437
Consumer Staples Select Sector SPDR Fund (a) (b)	340,361	18,770,909
Industrial Select Sector SPDR Fund (a) (b)	324,982	18,185,993
iShares 20+ Year Treasury Bond ETF (a)	69,402	9,639,938
iShares Core MSCI Emerging Markets ETF	1,092,727	45,708,770
iShares Core S&P Small-Cap ETF (a)	231,795	26,936,897
iShares MSCI Canada ETF (a)	226,442	5,550,094
iShares MSCI EAFE ETF (a)	2,242,240	125,139,414
iShares S&P 500 Growth ETF (a)	312,785	36,464,475
iShares TIPS Bond ETF	157,035	18,321,274
SPDR Barclays High Yield Bond ETF (a) (b)	1,798,958	64,222,801
SPDR Dow Jones International Real Estate ETF (b)	747,502	30,991,433
SPDR Gold Shares (b) (c)	327,403	41,423,028
SPDR S&P 500 ETF Trust (a) (b)	1,040,876	218,094,748
SPDR S&P International Small Cap ETF (b)	901,582	26,203,579
SPDR S&P MidCap 400 ETF Trust (b)	116,030	31,604,251
Vanguard REIT ETF (a)	588,184	52,154,275
Vanguard Total Bond Market ETF	600,562	50,627,377
WisdomTree Europe Hedged Equity Fund (a)	184,010	9,298,025

Total Mutual Funds (Cost $782,859,193)		847,012,718

Short-Term Investments—28.4%
Security Description	Shares	Value

Mutual Funds—28.4%
AIM STIT-STIC Prime Portfolio	56,237,297	56,237,297
State Street Navigator Securities Lending MET Portfolio (b) (d)	201,242,800	201,242,800

Total Short-Term Investments (Cost $257,480,097)		257,480,097

Total Investments—121.6% (Cost $1,040,339,290) (e)		1,104,492,815
Other assets and liabilities (net)—(21.6)%		(195,915,159)

Net Assets—100.0%		$908,577,656

(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $199,784,405 and the collateral received consisted of cash in the amount of $201,242,800. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(e)	As of June 30, 2016, the aggregate cost of investments was $1,040,339,290. The aggregate unrealized appreciation and depreciation of investments were $80,474,334 and $(16,320,809), respectively, resulting in net unrealized appreciation of $64,153,525.
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$847,012,718	$—	$—	$847,012,718
Total Short-Term Investments*	257,480,097	—	—	257,480,097
Total Investments	$1,104,492,815	$—	$—	$1,104,492,815

Collateral for Securities Loaned (Liability)	$—	$(201,242,800)	$—	$(201,242,800)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$436,077,836
Affiliated investments at value (c) (d)	668,414,979
Receivable for:
Investments sold	7,965,150
Fund shares sold	164,655
Interest	1,109
Dividends on affiliated investments	1,220,920
Prepaid expenses	5,650

Total Assets	1,113,850,299
Liabilities
Collateral for securities loaned	201,242,800
Payables for:
Affiliated investments purchased	2,993,997
Fund shares redeemed	431,611
Accrued Expenses:
Management fees	233,685
Distribution and service fees	178,163
Administration fees	11,064
Custodian and accounting fees	22,277
Deferred trustees’ fees	86,413
Other expenses	72,633

Total Liabilities	205,272,643

Net Assets	$908,577,656

Net Assets Consist of:
Paid in surplus	$850,757,212
Undistributed net investment income	8,778,117
Accumulated net realized loss	(15,111,198)
Unrealized appreciation on investments and affiliated investments	64,153,525

Net Assets	$908,577,656

Net Assets
Class A	$28,168,959
Class B	872,274,555
Class E	8,134,142
Capital Shares Outstanding*
Class A	2,632,421
Class B	81,965,157
Class E	762,852
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.70
Class B	10.64
Class E	10.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $433,739,019.
(b)	Includes securities loaned at value of $35,507,490.
(c)	Identified cost of affiliated investments was $606,600,271.
(d)	Includes securities loaned at value of $164,276,915.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$5,538,772
Dividends from affiliated investments	5,071,385
Interest	136,882
Securities lending income from affiliated investments	528,672

Total investment income	11,275,711
Expenses
Management fees	1,404,639
Administration fees	11,064
Custodian and accounting fees	14,168
Distribution and service fees—Class B	1,065,403
Distribution and service fees—Class E	5,801
Audit and tax services	19,143
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	16,446
Insurance	3,231
Miscellaneous	6,645

Total expenses	2,575,806

Net Investment Income	8,699,905

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(15,633,093)
Affiliated investments	5,200,949

Net realized loss	(10,432,144)

Net change in unrealized appreciation on:
Investments	18,952,042
Affiliated investments	9,011,735

Net change in unrealized appreciation	27,963,777

Net realized and unrealized gain	17,531,633

Net Increase in Net Assets From Operations	$26,231,538

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,699,905	$17,996,527
Net realized gain (loss)	(10,432,144)	58,628,431
Net change in unrealized appreciation (depreciation)	27,963,777	(97,674,910)

Increase (decrease) in net assets from operations	26,231,538	(21,049,952)

From Distributions to Shareholders
Net investment income
Class A	(664,353)	(622,967)
Class B	(18,512,243)	(19,132,936)
Class E	(181,263)	(168,956)
Net realized capital gains
Class A	(1,763,641)	(1,510,422)
Class B	(55,536,729)	(52,256,358)
Class E	(514,509)	(442,229)

Total distributions	(77,172,738)	(74,133,868)

Increase in net assets from capital share transactions	32,628,956	14,743,190

Total decrease in net assets	(18,312,244)	(80,440,630)

Net Assets
Beginning of period	926,889,900	1,007,330,530

End of period	$908,577,656	$926,889,900

Undistributed net investment income
End of period	$8,778,117	$19,436,071

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	131,589	$1,466,805	331,451	$4,025,156
Reinvestments	230,579	2,427,994	177,634	2,133,389
Redemptions	(104,780)	(1,154,988)	(252,942)	(3,012,682)

Net increase	257,388	$2,739,811	256,143	$3,145,863

Class B
Sales	1,248,678	$13,774,987	5,551,105	$67,021,107
Reinvestments	7,072,490	74,048,972	5,973,999	71,389,294
Redemptions	(5,363,281)	(58,908,717)	(10,457,433)	(126,555,073)

Net increase	2,957,887	$28,915,242	1,067,671	$11,855,328

Class E
Sales	90,616	$1,016,640	91,818	$1,119,844
Reinvestments	66,327	695,772	51,060	611,185
Redemptions	(64,664)	(738,509)	(160,718)	(1,989,030)

Net increase (decrease)	92,279	$973,903	(17,840)	$(258,001)

Increase derived from capital shares transactions		$32,628,956		$14,743,190

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.37		$12.55	$12.96	$11.66	$10.72	$11.11

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.25	0.28	0.29	0.30	0.28
Net realized and unrealized gain (loss) on investments	0.23		(0.45)	0.40	1.75	1.30	(0.47)

Total from investment operations	0.35		(0.20)	0.68	2.04	1.60	(0.19)

Less Distributions
Distributions from net investment income	(0.28)		(0.29)	(0.28)	(0.29)	(0.25)	(0.20)
Distributions from net realized capital gains	(0.74)		(0.69)	(0.81)	(0.45)	(0.41)	0.00

Total distributions	(1.02)		(0.98)	(1.09)	(0.74)	(0.66)	(0.20)

Net Asset Value, End of Period	$10.70		$11.37	$12.55	$12.96	$11.66	$10.72

Total Return (%) (b)	3.19	(c)	(2.04)	5.69	18.34	15.32	(1.87)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.34	(e)	0.34	0.34	0.33	0.35	0.35
Ratio of net investment income to average net assets (%) (f)	2.24	(e)	2.08	2.21	2.36	2.72	2.51
Portfolio turnover rate (%)	32	(c)	43	56	48	43	35
Net assets, end of period (in millions)	$28.2		$27.0	$26.6	$24.1	$15.1	$10.1

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.29		$12.47	$12.89	$11.60	$10.67	$11.07

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.22	0.24	0.24	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.23		(0.46)	0.40	1.76	1.30	(0.46)

Total from investment operations	0.34		(0.24)	0.64	2.00	1.56	(0.22)

Less Distributions
Distributions from net investment income	(0.25)		(0.25)	(0.25)	(0.26)	(0.22)	(0.18)
Distributions from net realized capital gains	(0.74)		(0.69)	(0.81)	(0.45)	(0.41)	0.00

Total distributions	(0.99)		(0.94)	(1.06)	(0.71)	(0.63)	(0.18)

Net Asset Value, End of Period	$10.64		$11.29	$12.47	$12.89	$11.60	$10.67

Total Return (%) (b)	3.10	(c)	(2.31)	5.38	18.07	15.03	(2.13)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.59	(e)	0.59	0.59	0.58	0.60	0.60
Ratio of net investment income to average net assets (%) (f)	1.95	(e)	1.80	1.94	2.01	2.33	2.20
Portfolio turnover rate (%)	32	(c)	43	56	48	43	35
Net assets, end of period (in millions)	$872.3		$892.3	$972.1	$977.3	$830.6	$749.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.32		$12.50	$12.92	$11.62	$10.69	$11.08

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.23	0.26	0.26	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.22		(0.46)	0.39	1.76	1.30	(0.48)

Total from investment operations	0.34		(0.23)	0.65	2.02	1.57	(0.21)

Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.26)	(0.27)	(0.23)	(0.18)
Distributions from net realized capital gains	(0.74)		(0.69)	(0.81)	(0.45)	(0.41)	0.00

Total distributions	(1.00)		(0.95)	(1.07)	(0.72)	(0.64)	(0.18)

Net Asset Value, End of Period	$10.66		$11.32	$12.50	$12.92	$11.62	$10.69

Total Return (%) (b)	3.13	(c)	(2.21)	5.48	18.25	15.12	(1.99)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.49	(e)	0.49	0.49	0.48	0.50	0.50
Ratio of net investment income to average net assets (%) (f)	2.10	(e)	1.88	2.04	2.13	2.45	2.34
Portfolio turnover rate (%)	32	(c)	43	56	48	43	35
Net assets, end of period (in millions)	$8.1		$7.6	$8.6	$8.6	$7.0	$6.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution redesignations and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-11

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”), as the lending agent. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSGA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSGA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one or more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of

MIST-12

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$273,507,726	$0	$262,853,429

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2016	% per annum	Average Daily Net Assets
$1,404,639	0.330%	First $500 million
	0.300%	Over $500 million

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

MIST-13

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2016 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016
Consumer Discretionary Select Sector SPDR Fund	233,456	10,429	(17,422)	226,463
Consumer Staples Select Sector SPDR Fund	—	340,964	(603)	340,361
Health Care Select Sector SPDR Fund	263,126	9,098	(272,224)	—
Industrial Select Sector SPDR Fund	—	324,982	—	324,982
SPDR Barclays High Yield Bond ETF	2,143,424	—	(344,466)	1,798,958
SPDR Dow Jones International Real Estate ETF	244,330	539,273	(36,101)	747,502
SPDR Gold Shares	—	327,403	—	327,403
SPDR S&P 500 ETF Trust	1,135,015	7,694	(101,833)	1,040,876
SPDR S&P International Small Cap ETF	994,457	—	(92,875)	901,582
SPDR S&P MidCap 400 ETF Trust	126,824	3,275	(14,069)	116,030
State Street Navigator Securities Lending MET Portfolio	110,328,140	1,461,622,112	(1,370,707,452)	201,242,800
Technology Select Sector SPDR Fund	425,516	422,121	(847,637)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of June 30, 2016
Consumer Discretionary Select Sector SPDR Fund	$30,112	$—	$137,530	$17,675,437
Consumer Staples Select Sector SPDR Fund	142	—	202,298	18,770,909
Health Care Select Sector SPDR Fund	1,777,932	—	—	—
Industrial Select Sector SPDR Fund	—	—	99,827	18,185,993
SPDR Barclays High Yield Bond ETF	(2,357,033)	—	1,682,016	64,222,801
SPDR Dow Jones International Real Estate ETF	(115,960)	—	367,311	30,991,433
SPDR Gold Shares	—	—	—	41,423,028
SPDR S&P 500 ETF Trust	6,326,287	—	2,244,180	218,094,748
SPDR S&P International Small Cap ETF	87,312	—	46,415	26,203,579
SPDR S&P MidCap 400 ETF Trust	1,232,581	—	198,842	31,604,251
State Street Navigator Securities Lending MET Portfolio	—	—	528,672	201,242,800
Technology Select Sector SPDR Fund	(1,780,424)	—	92,966	—

	$5,200,949	$—	$5,600,057	$668,414,979

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$27,299,167	$20,453,344	$46,834,701	$61,626,429	$74,133,868	$82,079,773

MIST-14

Met Investors Series Trust

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$19,518,008	$57,483,846	$31,841,728	$—	$108,843,582

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the T. Rowe Price Large Cap Value Portfolio returned 5.38%, 5.27%, and 5.30%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 6.30%.

MARKET ENVIRONMENT / CONDITIONS

Most major U.S. stock indexes rose in the first half of 2016, a period of significant global market volatility. World markets started the year with deep losses as oil prices collapsed to 13-year lows amid concerns about weakening Chinese and global economic growth. However, equities and other risk assets rallied through late June, as the Bank of Japan and the European Central Bank unveiled new stimulus efforts. As the period ended, global markets fluctuated wildly in response to the so-called “Brexit,” a referendum in which U.K. citizens voted in favor of leaving the European Union.

In the U.S., mid-cap shares outperformed their larger and smaller counterparts. As measured by various Russell indexes, value stocks outperformed growth stocks across all market capitalizations. Within the large-cap value space, Utilities and Telecommunication Services posted the most significant gains, while Financials and Consumer Discretionary declined.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its Russell benchmark for the six months ended June 30, 2016, though both were in positive territory. Broadly speaking, both stock selection and sector allocation drove relative underperformance.

Financials was the primary detractor from relative returns due to stock selection that more than overcame gains from an advantageous underweight. Underperformance by financial services firm Morgan Stanley was driven by ongoing weakness from its volatile Fixed Income, Currencies, and Commodities (“FICC”) business, as well as from lower expectations for additional interest rate hikes, especially following the Brexit vote. We added to the Portfolio’s stake on weakness, as we believe in management’s strategy of cutting costs, shrinking its FICC exposure, and growing its more stable and higher-margin wealth management business. The Financials sector represents a significant weighting in the Portfolio, with our largest exposures to the banks, insurance, and capital markets industries.

An underweight allocation to Telecommunication Services also held back relative results. The Portfolio’s only current sector holding is wireless operator T-Mobile U.S., which underperformed the broader Telecommunication Services sector due to increased investor concern regarding the sustainability of its net subscriber growth going forward. In our view, given its strength in customer care relative to larger competitors and its ability to generate significant free cash flow over the long term, we remained constructive on the company.

On the positive side, stock positioning in Energy led relative contributors for the period. Oil and gas company Canadian Natural Resources benefited from a moderate recovery in oil prices and continued reduction to its capital spending guidance. We continued to believe the company has value given the significant increase in free cash flow generation expected from the completion of the Horizon Oil Sands project.

Both an overweight to Utilities and positive stock selection boosted relative returns. Shares of electrical power firm AES were lifted by a moderate rebound in commodity prices and news that it had reached an agreement to sell one of its utilities in Brazil, AES Sul, as part of management’s ongoing strategy to simplify operations. We continued to see value in the global utility given its predictable U.S. business, attractive dividend yield, and management’s focus on shareholder-friendly capital allocation decisions. In our view, a number of companies in the Utilities sector have the ability to deliver stable cash flows and higher dividend yields with relatively modest downside risk.

At the end of the period, the Portfolio was overweight the benchmark in Utilities, Health Care, Consumer Discretionary, Information Technology, and Industrials. The Portfolio was underweight the benchmark in Energy, Consumer Staples, Materials, Telecommunication Services, and Financials.

John D. Linehan

Mark S. Finn

Heather K. McPherson

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	5.38	3.17	11.38	6.20	—
Class B	5.27	2.93	11.10	5.93	—
Class E	5.30	3.00	—	—	5.16
Russell 1000 Value Index	6.30	2.86	11.35	6.13	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	3.5
Pfizer, Inc.	3.5
General Electric Co.	3.4
PG&E Corp.	3.1
Microsoft Corp.	2.5
Royal Dutch Shell plc - Class A (ADR)	2.3
Medtronic plc	2.2
Morgan Stanley	2.2
Johnson & Johnson	2.2
Exxon Mobil Corp.	2.1

Top Sectors

% of Net Assets
Financials	22.0
Health Care	14.6
Industrials	11.5
Energy	10.7
Consumer Discretionary	10.2
Information Technology	10.0
Utilities	8.2
Consumer Staples	8.0
Materials	2.6
Telecommunication Services	0.5

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.56%	$1,000.00	$1,053.80	$2.86
	Hypothetical*	0.56%	$1,000.00	$1,022.08	$2.82

Class B(a)	Actual	0.81%	$1,000.00	$1,052.70	$4.13
	Hypothetical*	0.81%	$1,000.00	$1,020.84	$4.07

Class E(a)	Actual	0.71%	$1,000.00	$1,053.00	$3.62
	Hypothetical*	0.71%	$1,000.00	$1,021.33	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.5%
Boeing Co. (The) (a)	330,500	$42,922,035
Raytheon Co.	206,700	28,100,865
United Technologies Corp.	382,800	39,256,140

		110,279,040

Airlines—0.7%
Southwest Airlines Co.	598,000	23,447,580

Auto Components—1.1%
Johnson Controls, Inc.	787,600	34,859,176

Automobiles—0.6%
General Motors Co.	633,500	17,928,050

Banks—9.2%
Bank of America Corp.	2,384,000	31,635,680
Citigroup, Inc.	1,490,000	63,161,100
Fifth Third Bancorp	2,066,900	36,356,771
JPMorgan Chase & Co.	1,789,700	111,211,958
Regions Financial Corp.	514,000	4,374,140
U.S. Bancorp	378,000	15,244,740
Wells Fargo & Co.	642,894	30,428,173

		292,412,562

Beverages—1.6%
PepsiCo, Inc.	471,700	49,971,898

Biotechnology—1.1%
AbbVie, Inc.	42,300	2,618,793
Amgen, Inc.	83,700	12,734,955
Gilead Sciences, Inc.	234,000	19,520,280

		34,874,028

Capital Markets—6.0%
Ameriprise Financial, Inc.	485,100	43,586,235
Bank of New York Mellon Corp. (The)	1,516,900	58,931,565
Invesco, Ltd.	736,400	18,807,656
Morgan Stanley	2,748,800	71,413,824

		192,739,280

Chemicals—1.1%
E.I. du Pont de Nemours & Co.	550,500	35,672,400

Commercial Services & Supplies—1.1%
Tyco International plc	865,700	36,878,820

Communications Equipment—2.0%
Cisco Systems, Inc.	1,829,700	52,494,093
Juniper Networks, Inc.	501,000	11,267,490

		63,761,583

Construction Materials—0.6%
Vulcan Materials Co.	168,700	20,304,732

Consumer Finance—1.3%
American Express Co.	696,800	42,337,568

Containers & Packaging—0.8%
International Paper Co.	644,900	27,330,862

Electric Utilities—6.2%
Entergy Corp.	290,800	23,656,580
Exelon Corp.	1,255,100	45,635,436
FirstEnergy Corp.	888,900	31,031,499
PG&E Corp.	1,537,800	98,296,176

		198,619,691

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	451,800	25,802,298

Food & Staples Retailing—1.0%
Wal-Mart Stores, Inc.	449,600	32,829,792

Food Products—1.9%
Bunge, Ltd.	350,000	20,702,500
Tyson Foods, Inc. - Class A (a)	588,700	39,319,273

		60,021,773

Health Care Equipment & Supplies—3.1%
Hologic, Inc. (b)	760,000	26,296,000
Medtronic plc	825,065	71,590,890

		97,886,890

Health Care Providers & Services—1.6%
Aetna, Inc.	413,000	50,439,690

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	741,200	32,761,040
Las Vegas Sands Corp.	430,000	18,700,700

		51,461,740

Household Products—1.5%
Procter & Gamble Co. (The)	583,100	49,371,077

Independent Power and Renewable Electricity Producers—1.7%
AES Corp.	4,280,560	53,421,389

Industrial Conglomerates—3.4%
General Electric Co.	3,422,500	107,740,300

Insurance—4.2%
American International Group, Inc.	54,600	2,887,794
Loews Corp.	797,400	32,765,166
Marsh & McLennan Cos., Inc.	896,600	61,381,236
XL Group plc	1,114,710	37,130,990

		134,165,186

Leisure Products—1.1%
Mattel, Inc. (a)	1,109,200	34,706,868

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—1.5%
Thermo Fisher Scientific, Inc.	324,300	$47,918,568

Machinery—1.7%
Cummins, Inc.	174,300	19,598,292
Illinois Tool Works, Inc.	321,800	33,518,688

		53,116,980

Media—3.9%
Comcast Corp. - Class A	873,500	56,943,465
News Corp. - Class A	1,783,200	20,239,320
Twenty-First Century Fox, Inc. - Class B	1,758,300	47,913,675

		125,096,460

Multi-Utilities—0.3%
CenterPoint Energy, Inc.	442,600	10,622,400

Multiline Retail—0.6%
Kohl’s Corp. (a)	495,300	18,781,776

Oil, Gas & Consumable Fuels—10.7%
Apache Corp.	542,600	30,206,542
Canadian Natural Resources, Ltd. (a)	1,440,500	44,410,615
EQT Corp.	292,399	22,640,454
Exxon Mobil Corp.	712,800	66,817,872
Hess Corp.	296,000	17,789,600
Occidental Petroleum Corp.	486,300	36,744,828
Royal Dutch Shell plc - Class A (ADR)	1,341,200	74,061,064
Total S.A. (ADR)	1,025,800	49,340,980

		342,011,955

Pharmaceuticals—7.3%
Johnson & Johnson	579,300	70,269,090
Merck & Co., Inc.	910,800	52,471,188
Pfizer, Inc.	3,133,200	110,319,972

		233,060,250

Real Estate Investment Trusts—1.3%
VEREIT, Inc.	1,321,000	13,394,940
Weyerhaeuser Co.	911,400	27,132,378

		40,527,318

Road & Rail—1.1%
Canadian Pacific Railway, Ltd.	265,700	34,219,503

Semiconductors & Semiconductor Equipment—3.9%
Applied Materials, Inc.	1,179,300	28,267,821
NXP Semiconductors NV (b)	349,000	27,340,660
QUALCOMM, Inc.	587,200	31,456,304
Texas Instruments, Inc.	580,900	36,393,385

		123,458,170

Software—2.5%
Microsoft Corp.	1,547,600	79,190,692

Specialty Retail—1.3%
Lowe’s Cos., Inc.	516,100	40,859,637

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	291,700	27,886,520

Tobacco—2.0%
Philip Morris International, Inc.	630,300	64,114,116

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc. (a) (b)	391,800	16,953,186

Total Common Stocks (Cost $2,707,648,008)		3,137,081,804

Short-Term Investments—2.2%

Mutual Funds—2.2%
State Street Navigator Securities Lending MET Portfolio (c)	16,200,596	16,200,596
T. Rowe Price Government Reserve Investment Fund (d)	53,130,351	53,130,351

Total Short-Term Investments (Cost $69,330,947)		69,330,947

Total Investments—100.5% (Cost $2,776,978,955) (e)		3,206,412,751
Other assets and liabilities (net)—(0.5)%		(16,329,968)

Net Assets—100.0%		$3,190,082,783

(a)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $68,194,543 and the collateral received consisted of cash in the amount of $16,200,596 and non-cash collateral with a value of $52,346,429. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(d)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of June 30, 2016, the aggregate cost of investments was $2,776,978,955. The aggregate unrealized appreciation and depreciation of investments were $503,254,184 and $(73,820,388), respectively, resulting in net unrealized appreciation of $429,433,796.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,137,081,804	$—	$—	$3,137,081,804
Total Short-Term Investments*	69,330,947	—	—	69,330,947
Total Investments	$3,206,412,751	$—	$—	$3,206,412,751

Collateral for Securities Loaned (Liability)	$—	$(16,200,596)	$—	$(16,200,596)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$3,153,282,400
Affiliated investments at value (c)	53,130,351
Cash	226,562
Receivable for:
Investments sold	3,793,484
Fund shares sold	237,609
Dividends	6,032,987
Dividends on affiliated investments	20,234
Prepaid expenses	20,227

Total Assets	3,216,743,854
Liabilities
Collateral for securities loaned	16,200,596
Payables for:
Investments purchased	6,057,123
Fund shares redeemed	2,322,521
Accrued Expenses:
Management fees	1,416,396
Distribution and service fees	236,912
Deferred trustees’ fees	86,413
Other expenses	341,110

Total Liabilities	26,661,071

Net Assets	$3,190,082,783

Net Assets Consist of:
Paid in surplus	$2,570,556,864
Undistributed net investment income	36,466,402
Accumulated net realized gain	153,626,486
Unrealized appreciation on investments and foreign currency transactions	429,433,031

Net Assets	$3,190,082,783

Net Assets
Class A	$1,861,870,218
Class B	921,838,417
Class E	406,374,148
Capital Shares Outstanding*
Class A	60,729,586
Class B	30,247,502
Class E	13,300,563
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$30.66
Class B	30.48
Class E	30.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,723,848,604.
(b)	Includes securities loaned at value of $68,194,543.
(c)	Identified cost of affiliated investments was $53,130,351.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$42,861,290
Dividends from affiliated investments	80,067
Securities lending income	413,329

Total investment income	43,354,686
Expenses
Management fees	8,860,724
Administration fees	45,331
Custodian and accounting fees	70,277
Distribution and service fees—Class B	1,115,019
Distribution and service fees—Class E	297,128
Audit and tax services	20,240
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	72,842
Insurance	11,421
Miscellaneous	13,945

Total expenses	10,536,193
Less management fee waiver	(379,388)
Less broker commission recapture	(23,430)

Net expenses	10,133,375

Net Investment Income	33,221,311

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	162,516,458
Foreign currency transactions	5,329

Net realized gain	162,521,787

Net change in unrealized depreciation on:
Investments	(33,288,375)
Foreign currency transactions	(834)

Net change in unrealized depreciation	(33,289,209)

Net realized and unrealized gain	129,232,578

Net Increase in Net Assets From Operations	$162,453,889

(a)	Net of foreign withholding taxes of $595,781.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,221,311	$62,873,346
Net realized gain	162,521,787	371,083,477
Net change in unrealized depreciation	(33,289,209)	(553,557,105)

Increase (decrease) in net assets from operations	162,453,889	(119,600,282)

From Distributions to Shareholders
Net investment income
Class A	(56,050,168)	(35,648,433)
Class B	(25,390,193)	(15,059,345)
Class E	(11,600,242)	(7,465,717)
Net realized capital gains
Class A	(213,616,315)	(4,289,405)
Class B	(106,363,622)	(2,134,850)
Class E	(46,823,835)	(959,137)

Total distributions	(459,844,375)	(65,556,887)

Increase (decrease) in net assets from capital share transactions	239,971,222	(334,612,334)

Total decrease in net assets	(57,419,264)	(519,769,503)

Net Assets
Beginning of period	3,247,502,047	3,767,271,550

End of period	$3,190,082,783	$3,247,502,047

Undistributed net investment income
End of period	$36,466,402	$96,285,694

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	245,570	$8,161,478	378,392	$13,326,663
Reinvestments	8,950,099	269,666,483	1,121,534	39,937,838
Redemptions	(4,184,874)	(142,223,649)	(6,340,406)	(223,368,986)

Net increase (decrease)	5,010,795	$135,604,312	(4,840,480)	$(170,104,485)

Class B
Sales	848,375	$28,229,603	1,707,628	$59,016,979
Reinvestments	4,399,126	131,753,815	485,300	17,194,195
Redemptions	(2,557,557)	(84,934,049)	(5,295,784)	(184,254,758)

Net increase (decrease)	2,689,944	$75,049,369	(3,102,856)	$(108,043,584)

Class E
Sales	214,285	$7,111,122	355,820	$12,374,855
Reinvestments	1,945,524	58,424,077	237,320	8,424,854
Redemptions	(1,086,619)	(36,217,658)	(2,214,035)	(77,263,974)

Net increase (decrease)	1,073,190	$29,317,541	(1,620,895)	$(56,464,265)

Increase (decrease) derived from capital shares transactions		$239,971,222		$(334,612,334)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$34.09		$35.94	$32.15	$24.42	$21.00	$22.00

Income (Loss) from Investment Operations
Net investment income (a)	0.37		0.66	0.57	0.48	0.47	0.42
Net realized and unrealized gain (loss) on investments	1.38		(1.82)	3.73	7.74	3.33	(1.23)

Total from investment operations	1.75		(1.16)	4.30	8.22	3.80	(0.81)

Less Distributions
Distributions from net investment income	(1.08)		(0.62)	(0.51)	(0.49)	(0.38)	(0.19)
Distributions from net realized capital gains	(4.10)		(0.07)	0.00	0.00	0.00	0.00

Total distributions	(5.18)		(0.69)	(0.51)	(0.49)	(0.38)	(0.19)

Net Asset Value, End of Period	$30.66		$34.09	$35.94	$32.15	$24.42	$21.00

Total Return (%) (b)	5.38	(c)	(3.31)	13.57	34.09	18.27	(3.77)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.59	0.59	0.59	0.58
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	2.23	(d)	1.88	1.69	1.69	2.06	1.96
Portfolio turnover rate (%)	17	(c)	33	19 (f)	14	15	104
Net assets, end of period (in millions)	$1,861.9		$1,899.2	$2,176.5	$2,580.1	$2,019.1	$1,922.6

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$33.86		$35.71	$31.95	$24.27	$20.87	$21.87

Income (Loss) from Investment Operations
Net investment income (a)	0.33		0.57	0.48	0.41	0.41	0.33
Net realized and unrealized gain (loss) on investments	1.37		(1.83)	3.71	7.70	3.31	(1.20)

Total from investment operations	1.70		(1.26)	4.19	8.11	3.72	(0.87)

Less Distributions
Distributions from net investment income	(0.98)		(0.52)	(0.43)	(0.43)	(0.32)	(0.13)
Distributions from net realized capital gains	(4.10)		(0.07)	0.00	0.00	0.00	0.00

Total distributions	(5.08)		(0.59)	(0.43)	(0.43)	(0.32)	(0.13)

Net Asset Value, End of Period	$30.48		$33.86	$35.71	$31.95	$24.27	$20.87

Total Return (%) (b)	5.27	(c)	(3.59)	13.28	33.77	17.98	(4.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.84	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.81	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.98	(d)	1.63	1.45	1.44	1.81	1.52
Portfolio turnover rate (%)	17	(c)	33	19 (f)	14	15	104
Net assets, end of period (in millions)	$921.8		$933.1	$1,094.7	$1,065.2	$904.1	$883.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014(g)
Net Asset Value, Beginning of Period	$33.95		$35.82	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.60	0.39
Net realized and unrealized gain (loss) on investments	1.38		(1.82)	2.82

Total from investment operations	1.72		(1.22)	3.21

Less Distributions
Distributions from net investment income	(1.02)		(0.58)	0.00
Distributions from net realized capital gains	(4.10)		(0.07)	0.00

Total distributions	(5.12)		(0.65)	0.00

Net Asset Value, End of Period	$30.55		$33.95	$35.82

Total Return (%) (b)	5.30	(c)	(3.48)	9.84	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	0.74	(d)
Net ratio of expenses to average net assets (%) (e)	0.71	(d)	0.71	0.71	(d)
Ratio of net investment income to average net assets (%)	2.08	(d)	1.73	1.65	(d)
Portfolio turnover rate (%)	17	(c)	33	19	(f)
Net assets, end of period (in millions)	$406.4		$415.2	$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(g)	Commencement of operations was April 23, 2014.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, corporate actions and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$524,585,109	$0	$725,224,943

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
[2]	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
[3]	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
[4]	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the six months ended June 30, 2016, the Adviser earned management fees in the amount of $8,860,724 for managing the Portfolio.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	30,782,469	245,758,759	(223,410,877)	53,130,351	$—	$80,067

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$58,173,495	$53,119,405	$7,383,392	$—	$65,556,887	$53,119,405

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$98,924,951	$362,615,179	$455,458,211	$—	$916,998,341

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A, B and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 1.69%, 1.50%, and 1.66%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 2.15%.

MARKET ENVIRONMENT / CONDITIONS

Most major U.S. stock indexes rose in the first half of 2016, a period of significant global market volatility. World markets started the year with deep losses as oil prices collapsed to 13-year lows amid concerns about weakening Chinese and global economic growth. However, equities and other risk assets rallied through late June, as the Bank of Japan and the European Central Bank unveiled new stimulus efforts. As the period ended, global markets fluctuated wildly in response to the so-called “Brexit,” a referendum in which U.K. citizens voted in favor of leaving the European Union.

In the U.S., mid-cap shares outperformed their large- and small-cap counterparts. As measured by the various Russell indexes, value strategies outpaced growth across all capitalization levels. Within the Russell Midcap Growth Index, Energy posted strong gains, while Health Care and Consumer Discretionary experienced the greatest losses.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its Russell benchmark for the six months ended June 30, 2016. Broadly speaking, sector allocation detracted from relative results, while stock selection benefited.

Financials was the leading detractor from relative performance over the period, owing to stock positioning. Jones Lang LaSalle and LPL Financial Holdings were both detractors. Jones Lang LaSalle suffered from lower-than-expected earnings, a drop in fees from the company’s investment management arm, and concerns around its exposure to U.K. real estate in the wake of the vote to leave the European Union. LPL Financial Holdings fell after an ill-timed, debt-financed share buyback that was prompted by activist shareholders. The company also missed earnings estimates due to a dip in commissions from real estate investment trusts (REITs). The position was eliminated during the period.

Stock selection in Consumer Discretionary also detracted from relative results. Norwegian Cruise Line Holdings has performed in line with analyst estimates, but a decrease in Mediterranean business, higher-than-expected costs, and disappointing earnings guidance have weighed on shares. Royal Caribbean Cruises shares fell amid concerns about management’s muted outlook and growth prospects in China.

In Consumer Staples, a relatively low level of exposure proved disadvantageous in a period where the sector was one of the top performers within the benchmark. Among individual names, Sprouts Farmers Market was a notable detractor. This organic grocer posted decreased same-store sales as higher traffic failed to result in larger orders.

Stock selection in Information Technology contributed to relative outperformance for the period. Among the outperformers were Fiserv and FEI. Fiserv generated strong organic revenue and earnings growth owing to expansion in its payments segment, offsetting less robust results in its financials business. FEI, which sells electron microscopes and focused ion beam tools used for advanced materials research, was acquired by Thermo Fisher Scientific during the period.

Materials was another area of strength, due to stock choices that included Franco-Nevada and Martin Marietta Materials. The leading gold-focused royalty and investment company Franco-Nevada beat analyst estimates and increased its quarterly dividend. Martin Marietta Materials, a producer of aggregates for use in concrete and asphalt, nearly doubled analysts’ earnings estimates due to expanding highway spending and residential construction.

At the end of the period, the Portfolio was overweight the benchmark in Industrials, Health Care, Telecommunication Services, Financials, Energy, and Materials. The Portfolio was roughly in line with the benchmark in Utilities and was underweight the benchmark in Information Technology, Consumer Staples, and Consumer Discretionary.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	1.69	0.63	11.99	10.23
Class B	1.50	0.29	11.71	9.96
Class E	1.66	0.47	11.84	10.08
Russell Midcap Growth Index	2.15	-2.14	9.98	8.12

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Holdings

% of Net Assets
Fiserv, Inc.	2.6
Willis Towers Watson plc	2.0
Teleflex, Inc.	1.8
AutoZone, Inc.	1.6
FNF Group	1.6
VeriSign, Inc.	1.6
Textron, Inc.	1.6
Equifax, Inc.	1.6
CarMax, Inc.	1.6
Dollar General Corp.	1.5

Top Sectors

% of Net Assets
Industrials	19.7
Health Care	18.4
Information Technology	18.2
Consumer Discretionary	17.0
Financials	10.9
Materials	5.0
Consumer Staples	2.2
Energy	2.1
Telecommunication Services	1.5

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.74%	$1,000.00	$1,016.90	$3.71
	Hypothetical*	0.74%	$1,000.00	$1,021.18	$3.72

Class B(a)	Actual	0.99%	$1,000.00	$1,015.00	$4.96
	Hypothetical*	0.99%	$1,000.00	$1,019.94	$4.97

Class E(a)	Actual	0.89%	$1,000.00	$1,016.60	$4.46
	Hypothetical*	0.89%	$1,000.00	$1,020.44	$4.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—94.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
DigitalGlobe, Inc. (a)	374,000	$7,999,860
Rockwell Collins, Inc.	99,000	8,428,860
Textron, Inc.	698,000	25,518,880

		41,947,600

Auto Components—0.5%
BorgWarner, Inc. (b)	261,000	7,704,720

Automobiles—0.8%
Ferrari NV	98,000	4,011,140
Harley-Davidson, Inc. (b)	66,000	2,989,800
Tesla Motors, Inc. (a) (b)	25,000	5,307,000

		12,307,940

Biotechnology—2.2%
Alkermes plc (a) (b)	362,000	15,645,640
Alnylam Pharmaceuticals, Inc. (a) (b)	82,000	4,550,180
Incyte Corp. (a)	99,000	7,918,020
Vertex Pharmaceuticals, Inc. (a)	83,000	7,139,660

		35,253,500

Building Products—1.1%
Allegion plc	250,000	17,357,500

Capital Markets—1.5%
E*Trade Financial Corp. (a)	265,000	6,224,850
Oaktree Capital Group LLC	78,000	3,491,280
TD Ameritrade Holding Corp. (b)	509,000	14,493,775

		24,209,905

Chemicals—2.4%
Air Products & Chemicals, Inc.	115,000	16,334,600
Ashland, Inc.	78,000	8,952,060
RPM International, Inc.	263,000	13,136,850

		38,423,510

Commercial Services & Supplies—1.8%
KAR Auction Services, Inc.	251,000	10,476,740
Waste Connections, Inc.	247,000	17,796,350

		28,273,090

Communications Equipment—1.2%
Harris Corp.	197,000	16,437,680
Palo Alto Networks, Inc. (a) (b)	16,000	1,962,240

		18,399,920

Construction Materials—0.8%
Martin Marietta Materials, Inc. (b)	66,000	12,672,000

Containers & Packaging—1.0%
Ball Corp. (b)	230,000	16,626,700

Diversified Consumer Services—0.3%
ServiceMaster Global Holdings, Inc. (a)	115,000	4,577,000

Diversified Financial Services—3.6%
CBOE Holdings, Inc.	264,000	17,587,680
FactSet Research Systems, Inc. (b)	39,000	6,295,380
Intercontinental Exchange, Inc.	72,000	18,429,120
MSCI, Inc.	198,000	15,269,760

		57,581,940

Electrical Equipment—2.7%
Acuity Brands, Inc. (b)	56,000	13,885,760
AMETEK, Inc.	300,000	13,869,000
Sensata Technologies Holding NV (a)	461,000	16,084,290

		43,839,050

Electronic Equipment, Instruments & Components—1.9%
Cognex Corp.	104,000	4,482,400
FEI Co.	105,000	11,222,400
Keysight Technologies, Inc. (a)	511,000	14,864,990

		30,569,790

Food & Staples Retailing—0.7%
Sprouts Farmers Market, Inc. (a) (b)	362,000	8,289,800
Whole Foods Market, Inc. (b)	99,000	3,169,980

		11,459,780

Food Products—1.5%
TreeHouse Foods, Inc. (a)	99,000	10,162,350
WhiteWave Foods Co. (The) (a) (b)	296,000	13,894,240

		24,056,590

Health Care Equipment & Supplies—8.0%
Cooper Cos., Inc. (The) (b)	122,000	20,931,540
DENTSPLY SIRONA, Inc.	328,000	20,349,120
Hologic, Inc. (a)	632,105	21,870,833
IDEXX Laboratories, Inc. (a) (b)	81,000	7,521,660
Intuitive Surgical, Inc. (a)	30,000	19,842,300
Teleflex, Inc. (b)	165,000	29,256,150
West Pharmaceutical Services, Inc.	106,000	8,043,280

		127,814,883

Health Care Providers & Services—3.9%
Acadia Healthcare Co., Inc. (a) (b)	132,000	7,312,800
Envision Healthcare Holdings, Inc. (a)	198,000	5,023,260
Henry Schein, Inc. (a) (b)	125,000	22,100,000
MEDNAX, Inc. (a)	263,000	19,049,090
Universal Health Services, Inc. - Class B	66,000	8,850,600

		62,335,750

Health Care Technology—0.9%
IMS Health Holdings, Inc. (a) (b)	313,000	7,937,680
Veeva Systems, Inc. - Class A (a) (b)	197,000	6,721,640

		14,659,320

Hotels, Restaurants & Leisure—4.8%
Aramark	299,000	9,992,580

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Choice Hotels International, Inc. (b)	198,000	$9,428,760
Marriott International, Inc. - Class A (b)	299,000	19,871,540
MGM Resorts International (a)	343,000	7,762,090
Norwegian Cruise Line Holdings, Ltd. (a) (b)	534,664	21,301,014
Royal Caribbean Cruises, Ltd.	138,000	9,266,700

		77,622,684

Household Durables—0.8%
Harman International Industries, Inc.	186,285	13,378,989

Industrial Conglomerates—1.4%
Roper Technologies, Inc.	132,000	22,513,920

Insurance—4.7%
FNF Group	692,000	25,950,000
Progressive Corp. (The)	513,000	17,185,500
Willis Towers Watson plc	257,000	31,947,670

		75,083,170

Internet & Catalog Retail—0.4%
TripAdvisor, Inc. (a)	99,000	6,365,700

Internet Software & Services—2.6%
Akamai Technologies, Inc. (a) (b)	132,000	7,382,760
Match Group, Inc. (a) (b)	172,000	2,592,900
VeriSign, Inc. (a) (b)	296,000	25,592,160
Zillow Group, Inc. - Class A (a) (b)	66,000	2,418,900
Zillow Group, Inc. - Class C (a) (b)	95,000	3,446,600

		41,433,320

IT Services—7.0%
CoreLogic, Inc. (a)	330,000	12,698,400
Fidelity National Information Services, Inc.	149,000	10,978,320
Fiserv, Inc. (a)	378,000	41,099,940
Gartner, Inc. (a)	99,000	9,643,590
Global Payments, Inc.	264,000	18,844,320
Vantiv, Inc. - Class A (a)	330,000	18,678,000

		111,942,570

Life Sciences Tools & Services—2.9%
Agilent Technologies, Inc.	460,000	20,405,600
Bruker Corp.	621,000	14,121,540
Illumina, Inc. (a)	40,000	5,615,200
Mettler-Toledo International, Inc. (a)	15,000	5,473,800

		45,616,140

Machinery—3.2%
Colfax Corp. (a) (b)	212,831	5,631,508
IDEX Corp. (b)	276,000	22,659,600
Middleby Corp. (The) (a)	59,000	6,799,750
Rexnord Corp. (a)	28,000	549,640
WABCO Holdings, Inc. (a)	50,000	4,578,500
Xylem, Inc.	248,000	11,073,200

		51,292,198

Metals & Mining—0.8%
Franco-Nevada Corp.	165,000	12,549,900

Multiline Retail—1.5%
Dollar General Corp.	263,000	24,722,000

Oil, Gas & Consumable Fuels—2.1%
Cabot Oil & Gas Corp.	133,000	3,423,420
Cimarex Energy Co.	26,000	3,102,320
Concho Resources, Inc. (a)	33,000	3,935,910
EQT Corp.	281,000	21,757,830
Pioneer Natural Resources Co.	7,000	1,058,470

		33,277,950

Pharmaceuticals—0.6%
Catalent, Inc. (a) (b)	430,000	9,885,700

Professional Services—4.5%
Equifax, Inc.	197,000	25,294,800
IHS, Inc. - Class A (a)	165,000	19,075,650
ManpowerGroup, Inc.	99,000	6,369,660
TransUnion (a)	97,000	3,243,680
Verisk Analytics, Inc. (a)	230,000	18,648,400

		72,632,190

Real Estate Management & Development—0.7%
Jones Lang LaSalle, Inc.	99,000	9,647,550
WeWork Cos., Inc. - Class A (a) (c) (d)	47,810	1,799,759

		11,447,309

Road & Rail—2.4%
J.B. Hunt Transport Services, Inc.	149,000	12,058,570
Kansas City Southern	198,000	17,837,820
Old Dominion Freight Line, Inc. (a)	130,000	7,840,300

		37,736,690

Semiconductors & Semiconductor Equipment—2.3%
Microchip Technology, Inc. (b)	437,000	22,182,120
NXP Semiconductors NV (a)	89,000	6,972,260
Xilinx, Inc.	165,000	7,611,450

		36,765,830

Software—3.2%
Atlassian Corp. plc - Class A (a)	284,000	7,355,600
Guidewire Software, Inc. (a)	23,000	1,420,480
Mobileye NV (a) (b)	165,000	7,613,100
NetSuite, Inc. (a) (b)	49,000	3,567,200
Red Hat, Inc. (a)	246,000	17,859,600
ServiceNow, Inc. (a)	50,000	3,320,000
SS&C Technologies Holdings, Inc. (b)	262,000	7,356,960
Tableau Software, Inc. - Class A (a) (b)	66,000	3,228,720

		51,721,660

Specialty Retail—6.0%
AutoZone, Inc. (a) (b)	33,000	26,196,720

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Burlington Stores, Inc. (a)	17,578	$1,172,628
CarMax, Inc. (a) (b)	510,000	25,005,300
L Brands, Inc. (b)	149,000	10,002,370
Michaels Cos., Inc. (The) (a)	430,000	12,229,200
O’Reilly Automotive, Inc. (a)	79,000	21,416,900

		96,023,118

Textiles, Apparel & Luxury Goods—1.9%
Coach, Inc. (b)	214,000	8,718,360
Hanesbrands, Inc.	562,000	14,123,060
PVH Corp.	79,000	7,444,170

		30,285,590

Wireless Telecommunication Services—1.5%
T-Mobile U.S., Inc. (a) (b)	559,000	24,187,930

Total Common Stocks (Cost $1,071,925,925)		1,516,555,046

Convertible Preferred Stocks—0.4%

Internet Software & Services—0.0%
LivingSocial, Inc. - Series E (a) (c) (d)	757,490	0

Real Estate Management & Development—0.4%
WeWork Cos., Inc. - Series D1 (a) (c) (d)	89,839	3,381,899
WeWork Cos., Inc. - Series D2 (a) (c) (d)	70,588	2,657,215

		6,039,114

Total Convertible Preferred Stocks (Cost $6,951,871)		6,039,114

Short-Term Investments—18.6%

Mutual Funds—18.6%
State Street Navigator Securities Lending MET Portfolio (e)	214,523,008	214,523,008
T. Rowe Price Government Reserve Investment Fund (f)	84,160,530	84,160,530

Total Short-Term Investments (Cost $298,683,538)		298,683,538

Total Investments—113.7% (Cost $1,377,561,334) (g)		1,821,277,698
Other assets and liabilities (net)—(13.7)%		(218,835,012)

Net Assets—100.0%		$1,602,442,686

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $271,446,103 and the collateral received consisted of cash in the amount of $214,523,008 and non-cash collateral with a value of $58,149,916. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2016, the market value of restricted securities was $7,838,873, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2016, these securities represent 0.5% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of June 30, 2016, the aggregate cost of investments was $1,377,561,334. The aggregate unrealized appreciation and depreciation of investments were $474,524,440 and $(30,808,076), respectively, resulting in net unrealized appreciation of $443,716,364.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
LivingSocial, Inc. - Series E	04/01/11	757,490	$4,280,576	$0
WeWork Cos., Inc. - Class A	12/09/14 - 05/26/15	47,810	722,353	1,799,759
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,923	3,381,899
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	2,657,215

				$7,838,873

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$41,947,600	$—	$—	$41,947,600
Auto Components	7,704,720	—	—	7,704,720
Automobiles	12,307,940	—	—	12,307,940
Biotechnology	35,253,500	—	—	35,253,500
Building Products	17,357,500	—	—	17,357,500
Capital Markets	24,209,905	—	—	24,209,905
Chemicals	38,423,510	—	—	38,423,510
Commercial Services & Supplies	28,273,090	—	—	28,273,090
Communications Equipment	18,399,920	—	—	18,399,920
Construction Materials	12,672,000	—	—	12,672,000
Containers & Packaging	16,626,700	—	—	16,626,700
Diversified Consumer Services	4,577,000	—	—	4,577,000
Diversified Financial Services	57,581,940	—	—	57,581,940
Electrical Equipment	43,839,050	—	—	43,839,050
Electronic Equipment, Instruments & Components	30,569,790	—	—	30,569,790
Food & Staples Retailing	11,459,780	—	—	11,459,780
Food Products	24,056,590	—	—	24,056,590
Health Care Equipment & Supplies	127,814,883	—	—	127,814,883
Health Care Providers & Services	62,335,750	—	—	62,335,750
Health Care Technology	14,659,320	—	—	14,659,320
Hotels, Restaurants & Leisure	77,622,684	—	—	77,622,684
Household Durables	13,378,989	—	—	13,378,989
Industrial Conglomerates	22,513,920	—	—	22,513,920
Insurance	75,083,170	—	—	75,083,170
Internet & Catalog Retail	6,365,700	—	—	6,365,700
Internet Software & Services	41,433,320	—	—	41,433,320
IT Services	111,942,570	—	—	111,942,570

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Life Sciences Tools & Services	$45,616,140	$—	$—	$45,616,140
Machinery	51,292,198	—	—	51,292,198
Metals & Mining	12,549,900	—	—	12,549,900
Multiline Retail	24,722,000	—	—	24,722,000
Oil, Gas & Consumable Fuels	33,277,950	—	—	33,277,950
Pharmaceuticals	9,885,700	—	—	9,885,700
Professional Services	72,632,190	—	—	72,632,190
Real Estate Management & Development	9,647,550	—	1,799,759	11,447,309
Road & Rail	37,736,690	—	—	37,736,690
Semiconductors & Semiconductor Equipment	36,765,830	—	—	36,765,830
Software	51,721,660	—	—	51,721,660
Specialty Retail	96,023,118	—	—	96,023,118
Textiles, Apparel & Luxury Goods	30,285,590	—	—	30,285,590
Wireless Telecommunication Services	24,187,930	—	—	24,187,930
Total Common Stocks	1,514,755,287	—	1,799,759	1,516,555,046
Total Convertible Preferred Stocks*	—	—	6,039,114	6,039,114
Total Short-Term Investments*	298,683,538	—	—	298,683,538
Total Investments	$1,813,438,825	$—	$7,838,873	$1,821,277,698

Collateral for Securities Loaned (Liability)	$—	$(214,523,008)	$—	$(214,523,008)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2015	Change in Unrealized Appreciation	Transfers in to Level 3	Balance as of June 30, 2016	Change in Unrealized Appreciation from Investments Still Held at June 30, 2016
Common Stock
Real Estate Management & Development	$1,572,451	$227,308	$—	$1,799,759	$227,308
Convertible Preferred Stock
Internet Software & Services	0	—	—	0	—
Real Estate Management & Development	5,276,375	762,739	—	6,039,114	762,739

Total	$6,848,826	$990,047	$—	$7,838,873	$990,047

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$1,737,117,168
Affiliated investments at value (c)	84,160,530
Cash	30,000
Receivable for:
Investments sold	3,408,097
Fund shares sold	288,617
Dividends	572,918
Dividends on affiliated investments	29,751
Prepaid expenses	10,325

Total Assets	1,825,617,406
Liabilities
Collateral for securities loaned	214,523,008
Payables for:
Investments purchased	6,618,166
Fund shares redeemed	536,489
Accrued Expenses:
Management fees	930,165
Distribution and service fees	206,196
Deferred trustees’ fees	86,413
Other expenses	274,283

Total Liabilities	223,174,720

Net Assets	$1,602,442,686

Net Assets Consist of:
Paid in surplus	$1,113,984,443
Accumulated net investment loss	(1,898,704)
Accumulated net realized gain	46,640,583
Unrealized appreciation on investments	443,716,364

Net Assets	$1,602,442,686

Net Assets
Class A	$586,175,638
Class B	995,313,561
Class E	20,953,487
Capital Shares Outstanding*
Class A	59,189,400
Class B	107,548,342
Class E	2,201,626
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.90
Class B	9.25
Class E	9.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $271,446,103.
(b)	Identified cost of investments, excluding affiliated investments, was $1,293,400,804.
(c)	Identified cost of affiliated investments was $84,160,530.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends (a)	$6,238,323
Dividends from affiliated investments	122,098
Securities lending income	702,975

Total investment income	7,063,396
Expenses
Management fees	5,858,079
Administration fees	22,873
Custodian and accounting fees	58,149
Distribution and service fees—Class B	1,212,122
Distribution and service fees—Class E	15,576
Audit and tax services	20,046
Legal	13,339
Trustees’ fees and expenses	15,927
Shareholder reporting	58,996
Insurance	5,570
Miscellaneous	8,950

Total expenses	7,289,627
Less management fee waiver	(317,722)
Less broker commission recapture	(11,451)

Net expenses	6,960,454

Net Investment Income	102,942

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	47,585,513

Net change in unrealized depreciation on investments	(24,067,650)

Net realized and unrealized gain	23,517,863

Net Increase in Net Assets From Operations	$23,620,805

(a)	Net of foreign withholding taxes of $10,769.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$102,942	$(2,360,016)
Net realized gain	47,585,513	245,141,802
Net change in unrealized depreciation	(24,067,650)	(126,896,781)

Increase in net assets from operations	23,620,805	115,885,005

From Distributions to Shareholders
Net realized capital gains
Class A	(84,947,006)	(96,778,546)
Class B	(152,745,855)	(173,257,716)
Class E	(3,154,118)	(3,629,858)

Total distributions	(240,846,979)	(273,666,120)

Increase in net assets from capital share transactions	164,878,418	78,819,932

Total decrease in net assets	(52,347,756)	(78,961,183)

Net Assets
Beginning of period	1,654,790,442	1,733,751,625

End of period	$1,602,442,686	$1,654,790,442

Accumulated net investment loss
End of period	$(1,898,704)	$(2,001,646)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Value	Shares	Value
Class A
Sales	1,033,309	$11,127,014	3,174,769	$39,652,401
Reinvestments	8,624,062	84,947,006	8,300,047	96,778,546
Redemptions	(3,329,370)	(36,808,081)	(9,676,688)	(120,449,112)

Net increase	6,328,001	$59,265,939	1,798,128	$15,981,835

Class B
Sales	2,975,540	$30,200,175	6,311,949	$72,189,369
Reinvestments	16,584,783	152,745,855	15,693,634	173,257,716
Redemptions	(7,685,151)	(79,013,343)	(15,970,670)	(184,541,325)

Net increase	11,875,172	$103,932,687	6,034,913	$60,905,760

Class E
Sales	76,409	$798,992	222,674	$2,675,417
Reinvestments	333,064	3,154,118	321,511	3,629,858
Redemptions	(216,841)	(2,273,318)	(369,754)	(4,372,938)

Net increase	192,632	$1,679,792	174,431	$1,932,337

Increase derived from capital shares transactions		$164,878,418		$78,819,932

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.39		$12.52	$12.29	$9.53	$9.53	$9.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.00 (b)	(0.01)	(0.01)	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	0.17		0.91	1.45	3.38	1.28	(0.09)

Total from investment operations	0.18		0.91	1.44	3.37	1.30	(0.11)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.05)	0.00	0.00
Distributions from net realized capital gains	(1.67)		(2.04)	(1.21)	(0.56)	(1.30)	(0.26)

Total distributions	(1.67)		(2.04)	(1.21)	(0.61)	(1.30)	(0.26)

Net Asset Value, End of Period	$9.90		$11.39	$12.52	$12.29	$9.53	$9.53

Total Return (%) (c)	1.69	(d)	6.88	13.04	36.96	13.93	(1.40)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	0.78	0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (f)	0.74	(e)	0.74	0.74	0.75	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	0.17	(e)	0.02	(0.08)	(0.12)	0.17	(0.21)
Portfolio turnover rate (%)	10	(d)	25	23	25	30	38
Net assets, end of period (in millions)	$586.2		$602.3	$639.3	$799.0	$642.5	$565.8

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.77		$11.96	$11.82	$9.19	$9.25	$9.64

Income (Loss) from Investment Operations
Net investment loss (a)	(0.00	)(b)	(0.03)	(0.04)	(0.04)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.15		0.88	1.39	3.25	1.25	(0.09)

Total from investment operations	0.15		0.85	1.35	3.21	1.24	(0.13)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.02)	0.00	0.00
Distributions from net realized capital gains	(1.67)		(2.04)	(1.21)	(0.56)	(1.30)	(0.26)

Total distributions	(1.67)		(2.04)	(1.21)	(0.58)	(1.30)	(0.26)

Net Asset Value, End of Period	$9.25		$10.77	$11.96	$11.82	$9.19	$9.25

Total Return (%) (c)	1.50	(d)	6.67	12.77	36.58	13.68	(1.65)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(e)	1.03	1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (f)	0.99	(e)	0.99	0.99	1.00	1.01	1.01
Ratio of net investment loss to average net assets (%)	(0.08	)(e)	(0.23)	(0.33)	(0.37)	(0.08)	(0.45)
Portfolio turnover rate (%)	10	(d)	25	23	25	30	38
Net assets, end of period (in millions)	$995.3		$1,030.3	$1,072.1	$1,081.0	$873.9	$820.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31,
			2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.02		$12.19	$12.01	$9.33	$9.36	$9.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	(0.02)	(0.03)	(0.03)	0.00 (b)	(0.04)
Net realized and unrealized gain (loss) on investments	0.17		0.89	1.42	3.30	1.27	(0.09)

Total from investment operations	0.17		0.87	1.39	3.27	1.27	(0.13)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized capital gains	(1.67)		(2.04)	(1.21)	(0.56)	(1.30)	(0.26)

Total distributions	(1.67)		(2.04)	(1.21)	(0.59)	(1.30)	(0.26)

Net Asset Value, End of Period	$9.52		$11.02	$12.19	$12.01	$9.33	$9.36

Total Return (%) (c)	1.66	(d)	6.72	12.92	36.68	13.85	(1.63)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.93	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.89	0.89	0.90	0.91	0.91
Ratio of net investment income (loss) to average net assets (%)	0.02	(e)	(0.13)	(0.23)	(0.27)	0.01	(0.36)
Portfolio turnover rate (%)	10	(d)	25	23	25	30	38
Net assets, end of period (in millions)	$21.0		$22.1	$22.4	$22.3	$17.4	$18.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies and Topic 820—Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange are generally valued at their last sale price or official closing price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser, pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are valued at the average of aggregate bid and ask quotations supplied by brokers or dealers in the loans, as obtained from an independent pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the last reported bid price. These types of

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs) and ordinary loss netting. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of

MIST-14

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$151,194,591	$0	$210,709,886

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $378,833 in purchases and $645,370 in sales of investments, which are included above, and resulted in realized losses of $869,017.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $5,858,079.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2016 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2016 is as follows:

Security Description	Number of shares held at December 31, 2015	Shares purchased	Shares sold	Number of shares held at June 30, 2016	Realized Gain on shares sold	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	89,281,601	92,858,608	(97,979,679)	84,160,530	$—	$122,098

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2015 and 2014 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$10,205,409	$11,215,570	$263,460,711	$171,416,343	$273,666,120	$182,631,913

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,857,990	$233,747,862	$465,160,503	$—	$705,766,355

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2015, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

MIST-17

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six month period ended June 30, 2016, the Class A and B shares of the TCW Core Fixed Income Portfolio returned 4.56% and 4.54%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned 5.31%.

MARKET ENVIRONMENT / CONDITIONS

For a quarter that saw a dramatic selloff over the first six weeks of 2016 give way to a vigorous rally, observers could be forgiven for assuming that a material change in the fundamental data occurred and a consensus had developed for a vastly improved economic and market outlook. While the case for weakness and, thus, downside volatility was well-informed by sluggish gross domestic product (“GDP”) growth, sagging commodity demand, declining corporate profitability, and stingy wage gains (notwithstanding continued payroll expansion), the reversal could boast little in the way of contrasting evidence. So, if not the data, what was it that flipped a more than 10% year-to-date loss on the S&P 500 Index through February 11 into a slight upturn by March month-end and nearly erased a 28% deficit experienced in the high yield energy sector? Again, as with seemingly every bout of volatility in memory, look no further than a continued central bank devotion to monetary accommodation. Though the Federal Reserve (the “Fed”) pioneered the practice with the palliative “Greenspan put” that a dovish Janet Yellen now administers, the Fed no longer finds itself a sole practitioner in the art of the ease, with the European Central Bank, the Bank of Japan, and People’s Bank of China all very willing to wield various instruments of stimulus. So, following a difficult start to the year for the global markets, Japan took interest rates into negative terrain and Europe announced further rate cuts and quantitative easing measures, including the purchase of corporate bonds. For its part, the Fed scaled back expectations for tightening policy, halving its December forecast for four rate hikes in 2016 to two.

As the risk markets staged their price recovery over the last half of the quarter, early-2016 losses in even some of the most challenged sectors in the credit markets were completely turned around by quarter-end. High yield corporate bonds posted a return of 3.4% during the first quarter. Investment grade credits did even better, returning 4%, while individual sectors such as metals and mining gained over 11% during the three month period. However, despite the improving market sentiment in March, U.S. Treasury (“UST”) yields remained low, with the 10-Year at 1.77% at quarter-end, 50 basis points lower than the start of the year and only 11 basis points higher than the February turning point. When all was said and done, the lower UST rates and declining risk premiums across the credit market in the second half of the quarter produced a 3% return for the Barclays U.S. Aggregate Bond Index. With the strong UST performance, Agency residential mortgage-backed securities (“MBS”) struggled to keep pace, lagging UST returns by nearly 40 basis points on a duration-adjusted basis. Somewhat surprisingly, the challenging early-quarter market environment weighed on non-Agency MBS despite strong investor demand and steadily improving homeowner equity. Commercial MBS (“CMBS”), however, largely traded in line with the broader credit markets, recovering from losses in January by the end of the quarter and advancing 3.6%.

During the second quarter, the Treasury market experienced the greatest price impact following the Brexit (the U.K. referendum on leaving the European Union) vote as flight to safety flows pushed the 10-Year yield below 1.4% briefly for the first time in history, exacerbating an already pronounced flattening trend (longer maturity yields falling more than shorter maturity yields) across the yield curve. Despite the surprise nature of the Brexit vote, the rally in risk markets that started mid-February was not ultimately derailed through the second quarter, as investor appetite for U.S. credit remained strong given the overall search for yield. Investment grade credits outperformed Treasuries by almost 100 basis points and produced total returns of 3.5% despite record issuance during the quarter, and deteriorating fundamentals. Meanwhile, high yield credits returned 5.5% for the quarter, supported by strong inflows and the ongoing recovery in energy and commodity-related sectors as oil prices stabilized from their first quarter lows. Increased market volatility and declining rates also did not inhibit returns to securitized products. Asset-Backed Securities (“ABS”) and CMBS outperformed Treasuries by 50 and 37 basis points, respectively, on the back of solid demand for less volatile assets while Agency residential MBS performed in line with Treasuries over the quarter, given solid performance in April and May. Also, from an off-index perspective, non-Agency MBS posted strong returns for the quarter, largely recovering from a weak start to the year. On the basis of the strong U.S. Treasury performance and declining risk premiums, the Barclays U.S. Aggregate Bond Index returned 2.2% for the quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio lagged its benchmark during the reporting period, as duration exposure and broad sector allocation hurt relative performance, though this was partially offset by sub-sector and security selection decisions.

Given the Portfolio’s defensive (underweight) duration position, the decline in U.S. Treasury rates since the start of the year weighed on relative performance, despite the Portfolio taking advantage of a brief increase in rates during June to modestly extend duration. Also detracting from performance was the relative underweight to corporate and non-corporate credit, both of which outpaced duration-matched Treasuries as commodity prices recovered from January losses and investors sought refuge in U.S. assets and higher quality non-U.S. sovereign securities following the Brexit vote. While a small reduction in the corporate underweight position in January allowed the portfolio a bit more participation in the second quarter rally, positioning remained underweight to the best performing sectors. The performance drag was partially offset by contributions from the relative overweight to electric utilities, real estate investment trusts, and midstream energy as these sectors also outpaced the Index. Outside of the corporate space, returns benefitted from the allocation to

MIST-1

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

non-Agency MBS, which, after a weak start to the year, rebounded in the second quarter due to the rally in risk assets and continued improvement in underlying fundamentals. The overweight to ABS also contributed as the sector remained fairly isolated from global volatility, particularly Federal Family Education Loan Program (FFELP) student loans which tightened over the period with some support coming from the release of Moody’s final (and less stringent than expected) rating methodology. No downgrades were announced, and the final decision on potential downgrades was pushed back by six months. Finally, the small allocation to private label CMBS contributed to returns as the sector outpaced the Index.

In anticipation of increased volatility and a mindfulness of the growing downside risks for the markets, at period end the Portfolio remained defensively positioned and, we believe, prepared for better risk-adjusted return opportunities as the credit cycle extends. The duration profile at period end remained shorter than the Index, while sector positioning remained conservative and issue selection focused on higher-quality credits with yields that we believe provided fair-risk adjusted value. The relative underweight to corporate credit held steady over the period with positioning focused on U.S. Financials given limited re-leveraging risk and reasonable yield premiums. Structured products continued to offer attractive risk-adjusted returns and protection, and therefore represented an overweight versus the Index. Non-Agency MBS remained compelling due to the available yield, potential for price upside, and solid fundamentals, though allocations may change as prices rise. Agency MBS continued to represent a relative underweight in the Portfolio despite being higher quality and more liquid, as yield compensation remained small historically and prepayment risk weighed on the market in this low rate environment. CMBS and ABS holdings focused on high quality collateral in the senior most parts of the capital structure, often with government guarantees, making them solid defensive credits.

Rivelle, Tad

Whalen, Bryan

Landmann, Laird

Kane, Stephen

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2016

	6 Month	1 Year	Since Inception[2]
TCW Core Fixed Income Portfolio
Class A	4.56	4.98	3.45
Class B	4.54	4.96	3.43
Barclays U.S. Aggregate Bond Index	5.31	6.00	3.92

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception date of the Class A and Class B shares is 5/1/2015. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2016

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	60.6
Corporate Bonds & Notes	20.6
Asset-Backed Securities	8.7
Mortgage-Backed Securities	5.9
Municipals	0.5

MIST-3

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 through June 30, 2016.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period** January 1, 2016 to June 30, 2016
Class A(a)	Actual	0.44%	$1,000.00	$1,045.60	$2.24
	Hypothetical*	0.44%	$1,000.00	$1,022.68	$2.21

Class B(a)	Actual	0.69%	$1,000.00	$1,045.40	$3.51
	Hypothetical*	0.69%	$1,000.00	$1,021.43	$3.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (182 days) in the most recent fiscal half-year, divided by 366 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

U.S. Treasury & Government Agencies—60.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—30.0%
Fannie Mae 15 Yr. Pool
2.500%, TBA (a)	34,580,000	$35,736,954
3.000%, TBA (a)	9,310,000	9,760,226
Fannie Mae 30 Yr. Pool
3.000%, 07/01/45	24,448,297	25,554,996
3.000%, TBA (a)	43,170,000	44,783,156
3.500%, 02/01/46	21,047,327	22,220,826
3.500%, TBA (a)	25,895,000	27,323,270
4.000%, TBA (a)	19,210,000	20,596,171
4.500%, TBA (a)	34,455,000	37,595,185
Fannie Mae Pool
2.470%, 01/01/23	2,500,000	2,606,936
2.740%, 03/01/25	2,165,769	2,271,351
2.740%, 03/01/26	3,855,000	4,025,946
2.950%, 05/01/31	4,379,762	4,600,989
3.030%, 03/01/31	1,095,494	1,160,221
3.280%, 02/01/28	3,975,000	4,355,771
3.320%, 08/01/26	1,895,000	2,072,220
3.500%, 01/01/44	9,289,297	9,900,915
3.580%, 03/01/27	2,950,040	3,280,594
3.920%, 10/01/23	1,730,000	1,954,525
4.080%, 01/01/29	4,407,046	5,078,642
4.380%, 06/01/21	7,224,671	8,070,731
4.383%, 04/01/21	7,283,629	8,121,234
4.520%, 08/01/19	4,191,297	4,567,787
4.550%, 10/01/19	5,027,675	5,511,834
4.570%, 01/01/21	1,472,340	1,654,266
4.590%, 08/01/26	2,951,597	3,496,499
Fannie Mae-ACES
0.803%, 05/25/18 (b)	2,610,254	2,608,519
0.803%, 08/25/18 (b)	8,945,621	8,947,597
3.150%, 12/25/24 (b)	9,761,291	10,450,818
Freddie Mac 15 Yr. Gold Pool
3.000%, 03/01/31	3,732,779	3,918,619
Freddie Mac 30 Yr. Gold Pool
3.000%, 02/01/46	4,042,866	4,195,142
3.000%, 03/01/46	5,766,488	5,983,685
3.000%, 04/01/46	12,924,970	13,411,793
3.000%, 05/01/46	7,941,555	8,240,676
3.000%, 06/01/46	10,800,000	11,206,785
3.000%, 07/01/46	2,080,000	2,158,344
3.500%, 01/01/45	17,122,930	18,295,501
3.500%, 04/01/45	9,150,755	9,795,708
3.500%, 06/01/45	14,560,120	15,557,206
3.500%, 10/01/45	5,715,957	6,107,403
3.500%, 11/01/45	9,154,128	9,670,109
3.500%, 01/01/46	5,767,097	6,093,138
3.500%, 03/01/46	21,780,857	23,010,762
3.500%, 04/01/46	20,949,131	22,139,125
3.500%, 06/01/46	6,595,000	6,969,799
4.000%, 01/01/45	7,968,350	8,703,191
4.000%, 11/01/45	8,988,062	9,625,061
4.000%, 12/01/45	21,476,969	23,329,246
4.000%, 01/01/46	12,550,927	13,441,330
4.000%, 02/01/46	7,984,867	8,551,344

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Multi-family Structured Pass-Through Certificates
0.996%, 07/25/20 (b)	1,643,973	1,647,845
1.083%, 07/25/20 (b)	1,686,272	1,689,605
3.511%, 04/25/30	4,495,000	4,978,142
Ginnie Mae II 30 Yr. Pool
3.000%, 04/20/46	3,454,540	3,616,628
3.000%, 06/20/46	13,775,000	14,421,326
3.000%, TBA (a)	28,175,000	29,458,833
3.500%, 01/20/46	3,412,193	3,626,690
3.500%, 02/20/46	11,452,978	12,174,583
3.500%, 04/20/46	11,739,475	12,481,478
3.500%, 05/20/46	5,172,329	5,499,387
3.500%, TBA (a)	28,995,000	30,774,342
4.000%, 10/20/45	7,119,017	7,614,640

		676,695,645

Federal Agencies—4.0%
Federal Farm Credit Bank
0.650%, 05/30/17 (b)	20,280,000	20,293,222
Federal Home Loan Bank
1.250%, 06/28/30 (c)	8,190,000	8,214,840
Federal Home Loan Mortgage Corp.
0.453%, 04/20/17 (b)	20,520,000	20,514,193
Federal National Mortgage Association
0.468%, 07/20/17 (b)	20,535,000	20,525,862
0.473%, 10/05/17 (b)	20,625,000	20,599,157

		90,147,274

U.S. Treasury—26.6%
U.S. Treasury Bonds
2.500%, 05/15/46	73,245,000	76,326,417
U.S. Treasury Inflation Indexed Bonds
0.750%, 02/15/45 (d)	34,697,723	34,845,466
U.S. Treasury Inflation Indexed Notes
0.250%, 01/15/25 (d)	25,224,750	25,609,024
0.375%, 07/15/25 (d)	10,541,647	10,854,607
U.S. Treasury Notes
0.750%, 10/31/17	140,895,000	141,236,248
0.750%, 02/28/18	141,825,000	142,212,749
1.000%, 06/30/21	110,340,000	110,887,397
1.375%, 05/31/21 (e)	21,850,000	22,243,475
1.625%, 05/15/26 (e)	35,355,000	35,787,285

		600,002,668

Total U.S. Treasury & Government Agencies (Cost $1,345,271,675)		1,366,845,587

Corporate Bonds & Notes—20.6%

Airlines—0.6%
America West Airlines Pass-Through Trust
7.100%, 04/02/21	731,374	782,570
8.057%, 07/02/20	579,115	648,609

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
American Airlines Pass-Through Trust
4.000%, 07/15/25	1,707,123	$1,801,015
4.950%, 01/15/23	840,157	913,671
Continental Airlines Pass-Through Trust
6.545%, 02/02/19	2,483,673	2,648,216
JetBlue Airways Pass-Through Trust
1.001%, 08/15/16 (b)	135,787	135,447
1.076%, 11/15/16 (b)	463,000	459,527
U.S. Airways Pass-Through Trust
6.250%, 04/22/23	2,268,637	2,546,545
7.076%, 03/20/21	3,307,386	3,571,977

		13,507,577

Auto Manufacturers—0.4%
Ford Motor Credit Co. LLC
3.336%, 03/18/21	3,500,000	3,629,945
General Motors Co.
4.875%, 10/02/23 (e)	1,800,000	1,916,174
6.750%, 04/01/46	1,925,000	2,283,406
General Motors Financial Co., Inc.
3.200%, 07/06/21	200,000	200,318

		8,029,843

Banks—5.7%
Bank of America Corp.
2.625%, 10/19/20	2,815,000	2,859,863
3.750%, 07/12/16	2,556,000	2,557,227
4.000%, 04/01/24	3,000,000	3,201,879
4.125%, 01/22/24	3,090,000	3,323,539
4.875%, 04/01/44	900,000	1,025,636
5.000%, 01/21/44	2,500,000	2,891,685
5.700%, 01/24/22	3,000,000	3,473,454
5.750%, 12/01/17	4,845,000	5,128,151
6.000%, 09/01/17	700,000	735,915
Bank of America N.A.
5.300%, 03/15/17	5,500,000	5,648,318
Bank of New York Mellon Corp. (The)
2.500%, 04/15/21	3,190,000	3,305,539
Barclays plc
3.650%, 03/16/25	1,567,000	1,506,779
4.375%, 01/12/26	2,405,000	2,428,329
Capital One N.A.
1.650%, 02/05/18	755,000	755,636
2.400%, 09/05/19	1,850,000	1,874,479
Chase Capital VI
1.262%, 08/01/28 (b)	2,000,000	1,680,000
Citigroup, Inc.
1.300%, 11/15/16	4,000,000	4,001,736
1.800%, 02/05/18	2,750,000	2,761,275
Discover Bank
2.000%, 02/21/18	1,000,000	1,003,235
2.600%, 11/13/18	2,085,000	2,116,365
3.100%, 06/04/20	3,000,000	3,064,797

Banks—(Continued)
Goldman Sachs Group, Inc. (The)
1.324%, 05/22/17 (b)	1,000,000	1,000,775
2.625%, 04/25/21	5,000,000	5,070,640
3.850%, 07/08/24	4,595,000	4,872,129
6.150%, 04/01/18	485,000	522,585
HBOS plc
6.750%, 05/21/18 (144A)	1,645,000	1,764,432
JPMorgan Chase & Co.
2.550%, 10/29/20	4,280,000	4,372,833
2.700%, 05/18/23	5,585,000	5,641,799
6.300%, 04/23/19	3,415,000	3,838,853
JPMorgan Chase Bank N.A.
6.000%, 10/01/17	3,015,000	3,184,476
JPMorgan Chase Capital XIII
1.581%, 09/30/34 (b)	2,300,000	1,834,250
JPMorgan Chase Capital XXI
1.587%, 02/02/37 (b) (e)	3,000,000	2,287,500
Lloyds Banking Group plc
3.100%, 07/06/21	3,390,000	3,420,883
Morgan Stanley
3.875%, 01/27/26	3,500,000	3,715,558
5.450%, 01/09/17	4,000,000	4,085,512
5.625%, 09/23/19	4,050,000	4,493,507
5.950%, 12/28/17	2,000,000	2,126,880
6.625%, 04/01/18	475,000	514,792
7.300%, 05/13/19	1,000,000	1,148,960
Royal Bank of Scotland Group plc
6.400%, 10/21/19	2,500,000	2,758,315
UBS AG
1.375%, 06/01/17	7,000,000	7,010,570
Wells Fargo & Co.
2.600%, 07/22/20	5,175,000	5,318,435
3.000%, 04/22/26	3,500,000	3,567,729

		127,895,250

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc.
3.650%, 02/01/26	3,663,000	3,923,974
4.900%, 02/01/46	3,248,000	3,806,143
Molson Coors Brewing Co.
3.000%, 07/15/26	4,525,000	4,520,538

		12,250,655

Biotechnology—0.6%
Amgen, Inc.
4.400%, 05/01/45	3,000,000	3,116,580
4.663%, 06/15/51 (144A)	1,000,000	1,044,813
Biogen, Inc.
5.200%, 09/15/45	3,100,000	3,486,083
Celgene Corp.
3.875%, 08/15/25	3,100,000	3,306,659
5.000%, 08/15/45	1,700,000	1,872,276
Gilead Sciences, Inc.
4.750%, 03/01/46	940,000	1,068,877

		13,895,288

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—0.3%
Apple, Inc.
4.375%, 05/13/45	1,860,000	$2,026,440
4.650%, 02/23/46	2,145,000	2,422,943
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
6.020%, 06/15/26 (144A)	2,240,000	2,335,171

		6,784,554

Diversified Financial Services—0.9%
Capital One Bank USA N.A.
1.200%, 02/13/17	1,475,000	1,475,736
International Lease Finance Corp.
6.750%, 09/01/16 (144A)	2,000,000	2,010,000
7.125%, 09/01/18 (144A) (e)	5,850,000	6,422,949
Protective Life Global Funding
1.208%, 06/08/18 (144A) (b)	3,500,000	3,498,666
2.700%, 11/25/20 (144A)	3,045,000	3,148,326
Visa, Inc.
3.150%, 12/14/25	2,500,000	2,672,778

		19,228,455

Electric—2.8%
Appalachian Power Co.
4.450%, 06/01/45	2,200,000	2,384,041
Dominion Resources, Inc.
2.962%, 07/01/19	5,000,000	5,090,170
Duke Energy Carolinas LLC
4.250%, 12/15/41	3,300,000	3,697,765
Duke Energy Progress LLC
4.100%, 05/15/42	1,000,000	1,094,392
4.100%, 03/15/43	2,325,000	2,540,960
Duquesne Light Holdings, Inc.
6.400%, 09/15/20 (144A)	3,250,000	3,739,193
El Paso Electric Co.
3.300%, 12/15/22	825,000	830,966
Emera U.S. Finance L.P.
2.700%, 06/15/21 (144A)	4,000,000	4,076,152
Entergy Corp.
4.000%, 07/15/22	4,000,000	4,292,340
Exelon Corp.
1.550%, 06/09/17	4,075,000	4,082,054
FirstEnergy Transmission LLC
4.350%, 01/15/25 (144A)	4,000,000	4,228,920
Florida Power & Light Co.
4.050%, 10/01/44	590,000	667,248
International Transmission Co.
4.625%, 08/15/43 (144A)	2,750,000	3,074,877
IPALCO Enterprises, Inc.
5.000%, 05/01/18	560,000	585,200
MidAmerican Energy Co.
4.800%, 09/15/43	905,000	1,101,391
NextEra Energy Capital Holdings, Inc.
1.586%, 06/01/17	4,000,000	4,009,640
2.056%, 09/01/17	1,000,000	1,007,025

Electric—(Continued)
PacifiCorp
3.350%, 07/01/25	2,000,000	2,162,348
Pennsylvania Electric Co.
4.150%, 04/15/25 (144A)	2,800,000	2,862,751
Public Service Co. of New Mexico
3.850%, 08/01/25 (e)	3,135,000	3,354,927
Public Service Electric & Gas Co.
4.050%, 05/01/45 (e)	3,000,000	3,384,996
Southwestern Electric Power Co.
6.450%, 01/15/19	2,000,000	2,231,120
Xcel Energy, Inc.
3.300%, 06/01/25	2,375,000	2,505,003

		63,003,479

Food—0.2%
Kraft Heinz Foods Co.
3.500%, 07/15/22 (144A)	1,500,000	1,593,091
5.200%, 07/15/45 (144A)	3,270,000	3,872,197

		5,465,288

Gas—0.2%
AGL Capital Corp.
3.250%, 06/15/26	4,000,000	4,088,336
Spire, Inc.
4.700%, 08/15/44 (e)	1,000,000	1,051,342

		5,139,678

Healthcare-Services—0.6%
Aetna, Inc.
2.800%, 06/15/23	2,000,000	2,043,008
3.200%, 06/15/26	1,300,000	1,337,471
4.375%, 06/15/46	2,200,000	2,284,696
Hartford HealthCare Corp.
5.746%, 04/01/44	1,000,000	1,213,054
New York and Presbyterian Hospital (The)
3.563%, 08/01/36	4,490,000	4,726,255
Northwell Healthcare, Inc.
4.800%, 11/01/42	1,600,000	1,730,464
UnitedHealth Group, Inc.
3.750%, 07/15/25	850,000	932,549

		14,267,497

Insurance—1.3%
Berkshire Hathaway Finance Corp.
4.400%, 05/15/42 (e)	3,700,000	4,153,324
Berkshire Hathaway, Inc.
4.500%, 02/11/43	1,455,000	1,662,660
Farmers Exchange Capital III
5.454%, 10/15/54 (144A) (b)	3,530,000	3,406,450
Jackson National Life Global Funding
2.600%, 12/09/20 (144A)	3,060,000	3,159,756
3.050%, 04/29/26 (144A)	1,500,000	1,520,109
Pricoa Global Funding I
2.200%, 06/03/21 (144A) (e)	7,000,000	7,102,718

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Principal Life Global Funding II
3.000%, 04/18/26 (144A)	5,000,000	$5,099,655
Teachers Insurance & Annuity Association of America
4.375%, 09/15/54 (144A) (b)	3,500,000	3,447,500

		29,552,172

Media—0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
6.484%, 10/23/45 (144A)	5,215,000	6,226,820
Comcast Corp.
4.400%, 08/15/35	1,500,000	1,691,995

		7,918,815

Oil & Gas—0.3%
Anadarko Petroleum Corp.
4.500%, 07/15/44	620,000	569,428
BP Capital Markets plc
3.506%, 03/17/25	1,060,000	1,115,866
Devon Energy Corp.
5.000%, 06/15/45	815,000	760,291
Exxon Mobil Corp.
3.567%, 03/06/45 (e)	2,775,000	2,872,097
Noble Energy, Inc.
5.050%, 11/15/44 (e)	1,050,000	1,057,381
Shell International Finance B.V.
4.375%, 05/11/45 (e)	650,000	705,661

		7,080,724

Pharmaceuticals—1.2%
AbbVie, Inc.
1.800%, 05/14/18	1,219,000	1,227,556
3.200%, 05/14/26	1,945,000	1,970,242
3.600%, 05/14/25	2,281,000	2,390,100
4.300%, 05/14/36	1,273,000	1,298,391
Actavis Funding SCS
3.800%, 03/15/25	5,285,000	5,506,061
4.750%, 03/15/45	2,000,000	2,100,146
AstraZeneca plc
3.375%, 11/16/25	1,620,000	1,698,319
Baxalta, Inc.
2.875%, 06/23/20	1,000,000	1,016,279
4.000%, 06/23/25	2,497,000	2,605,605
Express Scripts Holding Co.
3.400%, 03/01/27	2,000,000	1,997,456
Mylan NV
2.500%, 06/07/19 (144A)	5,500,000	5,573,029

		27,383,184

Pipelines—1.3%
Boardwalk Pipelines L.P.
5.750%, 09/15/19	4,950,000	5,183,368
Columbia Pipeline Group, Inc.
2.450%, 06/01/18	2,250,000	2,257,254
Enbridge Energy Partners L.P.
5.875%, 10/15/25 (e)	2,000,000	2,211,832
Energy Transfer Partners L.P.
2.500%, 06/15/18	2,500,000	2,488,457
4.650%, 06/01/21	1,260,000	1,300,928
5.150%, 03/15/45	5,065,000	4,602,540
5.200%, 02/01/22	440,000	463,561
6.500%, 02/01/42	700,000	735,043
EnLink Midstream Partners L.P.
4.150%, 06/01/25	900,000	829,451
Enterprise Products Operating LLC
4.450%, 02/15/43	500,000	495,778
4.900%, 05/15/46	750,000	807,994
TC PipeLines L.P.
4.650%, 06/15/21	3,840,000	3,797,441
Texas Eastern Transmission L.P.
2.800%, 10/15/22 (144A)	3,275,000	3,209,949
Williams Partners L.P.
3.600%, 03/15/22	1,050,000	994,720

		29,378,316

Real Estate Investment Trusts—1.6%
Alexandria Real Estate Equities, Inc.
2.750%, 01/15/20	475,000	479,163
4.600%, 04/01/22	5,292,000	5,724,886
HCP, Inc.
4.000%, 12/01/22 (e)	1,975,000	2,050,449
4.250%, 11/15/23	3,216,000	3,337,613
Healthcare Realty Trust, Inc.
3.750%, 04/15/23 (e)	1,850,000	1,856,231
5.750%, 01/15/21	538,000	603,722
Realty Income Corp.
5.950%, 09/15/16	2,126,000	2,145,355
Regency Centers L.P.
5.875%, 06/15/17	750,000	779,528
SL Green Realty Corp.
5.000%, 08/15/18	1,500,000	1,573,166
Ventas Realty L.P.
3.125%, 06/15/23	590,000	601,897
4.125%, 01/15/26	4,750,000	5,104,512
WEA Finance LLC / Westfield UK & Europe Finance plc
2.700%, 09/17/19 (144A)	5,925,000	6,043,476
Welltower, Inc.
4.250%, 04/01/26 (e)	5,000,000	5,375,150

		35,675,148

Retail—0.6%
CVS Health Corp.
5.125%, 07/20/45	4,135,000	5,129,782

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Wal-Mart Stores, Inc.
4.300%, 04/22/44 (e)	1,000,000	$1,166,908
4.750%, 10/02/43	1,400,000	1,723,903
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26 (e)	3,280,000	3,367,051
4.800%, 11/18/44 (e)	2,300,000	2,474,333

		13,861,977

Software—0.3%
Microsoft Corp.
3.750%, 02/12/45	2,330,000	2,367,695
Oracle Corp.
2.400%, 09/15/23	4,520,000	4,536,091

		6,903,786

Telecommunications—0.8%
AT&T, Inc.
3.000%, 06/30/22	1,000,000	1,024,074
3.800%, 03/15/22	2,000,000	2,124,646
4.350%, 06/15/45 (e)	1,500,000	1,453,449
4.750%, 05/15/46	4,175,000	4,278,845
Verizon Communications, Inc.
4.862%, 08/21/46	7,400,000	8,088,844

		16,969,858

Transportation—0.1%
Burlington Northern Santa Fe LLC
4.550%, 09/01/44	1,605,000	1,846,020

Total Corporate Bonds & Notes (Cost $451,265,659)		466,037,564

Asset-Backed Securities—8.7%

Asset-Backed - Home Equity—2.0%
Asset Backed Securities Corp. Home Equity Loan Trust
0.613%, 05/25/36 (b)	3,592,600	3,379,777
Asset-Backed Funding Certificates Trust
1.083%, 03/25/35 (b)	6,441,700	6,285,013
JPMorgan Mortgage Acquisition Corp.
0.923%, 06/25/35 (b)	8,803,000	8,277,733
MASTR Asset-Backed Securities Trust
0.863%, 06/25/35 (b)	4,593,235	4,583,980
New Century Home Equity Loan Trust
1.233%, 08/25/34 (b)	10,791,089	9,800,735
Option One Mortgage Loan Trust
1.106%, 05/25/35 (b)	4,921,782	4,710,314
Wells Fargo Home Equity Trust
1.098%, 04/25/35 (b)	8,215,000	8,110,933

		45,148,485

Asset-Backed - Other—2.0%
Citigroup Mortgage Loan Trust, Inc.
1.128%, 05/25/35 (b)	6,089,946	6,012,005
Dryden Senior Loan Fund
1.983%, 04/18/26 (144A) (b)	5,185,000	5,158,142
Encore Credit Receivables Trust
0.873%, 01/25/36 (b)	5,626,672	5,598,269
GSAMP Trust
1.133%, 10/25/34 (b)	5,990,930	5,641,531
HSI Asset Securitization Corp. Trust
0.643%, 12/25/35 (b)	3,845,691	3,802,028
Long Beach Mortgage Loan Trust
1.248%, 02/25/35 (b)	5,432,136	5,423,925
Magnetite, Ltd.
2.058%, 07/25/26 (144A) (b)	5,000,000	4,985,920
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.128%, 06/25/35 (b)	2,987,799	2,982,039
1.203%, 03/25/35 (b)	2,423,340	2,423,522
Voya CLO, Ltd.
2.083%, 07/17/26 (144A) (b)	2,850,000	2,830,318

		44,857,699

Asset-Backed - Student Loan—4.7%
Education Loan Asset-Backed Trust I
1.253%, 06/25/26 (144A) (b)	8,130,673	8,039,590
Navient Student Loan Trust
1.953%, 10/25/58 (b)	2,470,000	2,038,539
Nelnet Student Loan Trust
1.053%, 02/26/46 (144A) (b)	5,295,000	5,101,000
SLC Student Loan Trust
0.763%, 03/15/27 (b)	2,450,000	2,349,189
0.813%, 12/15/38 (b)	8,310,000	7,124,661
0.813%, 09/15/39 (b)	11,000,000	9,467,044
SLM Student Loan Trust
0.698%, 01/25/22 (b)	10,320,000	9,611,182
0.788%, 10/25/29 (b)	10,200,000	9,722,347
1.053%, 11/25/27 (b)	5,666,636	5,590,958
1.188%, 04/27/26 (144A) (b)	10,000,000	9,904,337
1.203%, 05/26/26 (b)	9,890,000	9,587,602
1.203%, 01/25/45 (144A) (b)	4,775,087	4,547,868
1.388%, 10/25/40 (b)	10,240,000	9,385,600
2.138%, 04/25/23 (b)	1,639,655	1,638,574
2.253%, 09/25/43 (b)	5,800,000	5,087,261
Wachovia Student Loan Trust
0.808%, 04/25/40 (144A) (b)	7,500,000	6,584,712

		105,780,464

Total Asset-Backed Securities (Cost $199,926,161)		195,786,648

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Mortgage-Backed Securities—5.9%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—3.2%
Citigroup Mortgage Loan Trust, Inc.
0.649%, 05/20/47 (144A) (b)	3,982,379	$3,808,392
Credit Suisse Mortgage Trust
0.686%, 05/27/37 (144A) (b)	3,193,199	3,156,043
0.718%, 04/27/47 (144A) (b)	4,361,362	4,165,290
1.066%, 09/27/46 (144A)	4,335,511	4,202,749
2.764%, 01/27/36 (144A) (b)	1,802,894	1,816,502
Morgan Stanley Mortgage Loan Trust
0.723%, 09/25/35 (b)	3,920,463	3,869,179
Morgan Stanley Resecuritization Trust
0.896%, 08/26/47 (144A) (b)	7,913,028	7,529,516
2.779%, 01/26/51 (144A) (b)	6,505,172	6,465,820
Nomura Resecuritization Trust
0.706%, 02/25/37 (144A) (b)	3,973,580	3,814,567
0.746%, 08/26/37 (144A) (b)	4,186,752	4,028,127
2.903%, 03/26/37 (144A) (b)	7,562,412	7,598,884
Structured Adjustable Rate Mortgage Loan Trust
1.128%, 01/25/35 (b)	5,956,005	5,765,363
2.717%, 03/25/34 (b)	8,552,307	8,494,856
WaMu Mortgage Pass-Through Certificates Trust
0.743%, 10/25/45 (b)	8,662,988	8,010,138

		72,725,426

Commercial Mortgage-Backed Securities—2.7%
225 Liberty Street Trust
3.597%, 02/10/36 (144A)	1,865,000	2,022,192
7 WTC Depositor LLC Trust
4.082%, 03/13/31 (144A)	900,926	911,631
BAMLL Commercial Mortgage Securities Trust
3.819%, 07/14/37 (144A)	2,260,000	2,493,580
Banc of America Commercial Mortgage Trust
5.492%, 02/10/51	5,659,106	5,824,638
Citigroup Commercial Mortgage Trust
3.251%, 05/10/35 (144A)	1,880,000	1,994,835
Commercial Mortgage Trust
3.178%, 02/10/35 (144A)	1,995,000	2,101,386
3.545%, 02/10/36 (144A) (b)	1,865,000	2,021,685
3.732%, 08/10/49 (144A) (b)	1,810,000	1,971,994
4.353%, 08/10/30 (144A)	1,845,000	2,089,233
DBRR Trust
4.537%, 07/12/44 (144A) (b)	3,000,000	3,310,910
GS Mortgage Securities Trust
2.539%, 01/10/45	4,660,981	4,674,330
JPMorgan Chase Commercial Mortgage Securities Trust
2.206%, 05/15/45	3,730,383	3,745,897
4.311%, 08/05/32 (144A)	8,448,000	9,108,412
4.388%, 07/15/46 (144A)	6,690,000	7,352,638
Morgan Stanley Bank of America Merrill Lynch Trust
0.738%, 02/15/46	1,224,934	1,224,450
Morgan Stanley Capital Trust
0.602%, 04/15/49 (b)	3,958,037	3,954,188
4.700%, 09/15/47 (144A)	1,414,237	1,510,693

Commercial Mortgage-Backed Securities—(Continued)
RBS Commercial Funding, Inc. Trust
3.961%, 01/13/32 (144A) (b)	2,475,000	2,725,908
SFAVE Commercial Mortgage Securities Trust
3.872%, 01/05/43 (144A) (b)	1,379,000	1,361,729
UBS-Barclays Commercial Mortgage Trust
1.006%, 05/10/63	226,740	226,674

		60,627,003

Total Mortgage-Backed Securities (Cost $133,459,157)		133,352,429

Municipals—0.5%
New York City Transitional Finance Authority, Future Tax Secured Revenue
5.267%, 05/01/27	2,150,000	2,663,871
New York City Water & Sewer System
5.440%, 06/15/43	1,250,000	1,747,213
6.011%, 06/15/42	1,300,000	1,891,552
New York City, General Obligation Unlimited, Build America Bonds
5.968%, 03/01/36	1,750,000	2,421,720
6.271%, 12/01/37	1,575,000	2,255,762

Total Municipals (Cost $9,936,221)		10,980,118

Short-Term Investments—23.5%

Mutual Funds—8.8%
SSGA Prime Money Market Fund, 0.383% (f)	5,261,735	5,261,735
State Street Navigator Securities Lending MET Portfolio (g)	192,298,038	192,298,038

		197,559,773

U.S. Treasury—14.7%
U.S. Treasury Bills
0.231%, 09/29/16 (h) (i)	120,000	119,931
0.243%, 07/21/16 (h) (i)	20,620,000	20,617,119
0.256%, 09/15/16 (e) (h) (i)	104,465,000	104,408,667
0.265%, 08/11/16 (h)	25,485,000	25,477,236
0.323%, 10/13/16 (e) (h)	60,785,000	60,728,613
0.332%, 10/06/16 (h)	71,875,000	71,811,035
0.336%, 08/18/16 (h)	49,625,000	49,602,657

		332,765,258

Total Short-Term Investments (Cost $530,325,031)		530,325,031

Total Investments— 119.8% (Cost $2,670,183,904) (j)		2,703,327,377
Other assets and liabilities (net)—(19.8)%		(446,244,886)

Net Assets—100.0%		$2,257,082,491

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2016. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was held on loan. As of June 30, 2016, the market value of securities loaned was $188,052,354 and the collateral received consisted of cash in the amount of $192,298,038. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2016.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2016.
(h)	The rate shown represents current yield to maturity.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2016, the market value of securities pledged was $1,169,609.
(j)	As of June 30, 2016, the aggregate cost of investments was $2,670,183,904. The aggregate unrealized appreciation and depreciation of investments were $40,927,807 and $(7,784,334), respectively, resulting in net unrealized appreciation of $33,143,473.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2016, the market value of 144A securities was $223,175,603, which is 9.9% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(CLO)—	Collateralized Loan Obligation

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
U.S. Treasury Note 2 Year Futures	09/30/16	256	USD	55,776,681	$371,319
U.S. Treasury Note 5 Year Futures	09/30/16	1,076	USD	129,841,782	1,606,750

Net Unrealized Appreciation					$1,978,069

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2016 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2016:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,366,845,587	$—	$1,366,845,587
Total Corporate Bonds & Notes*	—	466,037,564	—	466,037,564
Total Asset-Backed Securities*	—	195,786,648	—	195,786,648
Total Mortgage-Backed Securities*	—	133,352,429	—	133,352,429
Total Municipals	—	10,980,118	—	10,980,118
Short-Term Investments
Mutual Funds	197,559,773	—	—	197,559,773
U.S. Treasury	—	332,765,258	—	332,765,258
Total Short-Term Investments	197,559,773	332,765,258	—	530,325,031
Total Investments	$197,559,773	$2,505,767,604	$—	$2,703,327,377

Collateral for Securities Loaned (Liability)	$—	$(192,298,038)	$—	$(192,298,038)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,978,069	$—	$—	$1,978,069

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value (a) (b)	$2,703,327,377
Cash	202,942
Receivable for:
Investments sold	5,933,296
TBA securities sold	57,813,582
Fund shares sold	1,500
Interest	7,401,583
Variation margin on futures contracts	120,066
Prepaid expenses	14,424

Total Assets	2,774,814,770
Liabilities
Collateral for securities loaned	192,298,038
Payables for:
Investments purchased	31,962,011
TBA securities purchased	292,466,239
Fund shares redeemed	6
Accrued Expenses:
Management fees	758,287
Distribution and service fees	70
Deferred trustees’ fees	12,619
Other expenses	235,009

Total Liabilities	517,732,279

Net Assets	$2,257,082,491

Net Assets Consist of:
Paid in surplus	$2,188,065,820
Undistributed net investment income	15,500,338
Accumulated net realized gain	18,394,791
Unrealized appreciation on investments and futures contracts	35,121,542

Net Assets	$2,257,082,491

Net Assets
Class A	$2,256,697,793
Class B	384,698
Capital Shares Outstanding*
Class A	218,625,266
Class B	37,266
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.32
Class B	10.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,670,183,904.
(b)	Includes securities loaned at value of $188,052,354.

Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$19,856,777
Securities lending income	400,768

Total investment income	20,257,545
Expenses
Management fees	5,540,890
Administration fees	29,370
Custodian and accounting fees	63,441
Distribution and service fees—Class B	288
Audit and tax services	34,875
Legal	12,772
Trustees’ fees and expenses	15,927
Shareholder reporting	9,180
Insurance	5,149
Miscellaneous	3,243

Total expenses	5,715,135
Less management fee waiver	(1,328,873)

Net expenses	4,386,262

Net Investment Income	15,871,283

Net Realized and Unrealized Gain
Net realized gain on:
Investments	19,080,381
Futures contracts	1,324,381

Net realized gain	20,404,762

Net change in unrealized appreciation on:
Investments	52,764,590
Futures contracts	2,138,501

Net change in unrealized appreciation	54,903,091

Net realized and unrealized gain	75,307,853

Net Increase in Net Assets from Operations	$91,179,136

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Period Ended December 31, 2015(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,871,283	$14,261,564
Net realized gain	20,404,762	1,404,013
Net change in unrealized appreciation (depreciation)	54,903,091	(19,781,549)

Increase (decrease) in net assets from operations	91,179,136	(4,115,972)

From Distributions to Shareholders
Net investment income
Class A	(18,043,923)	0
Class B	(2,578)	0

Total distributions	(18,046,501)	0

Increase in net assets from capital share transactions	176,159,511	2,011,906,317

Total increase in net assets	249,292,146	2,007,790,345

Net Assets
Beginning of period	2,007,790,345	—

End of period	$2,257,082,491	$2,007,790,345

Undistributed net investment income
End of period	$15,500,338	$17,675,556

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2016 (Unaudited)		Period Ended December 31, 2015(a)
	Shares	Value	Shares	Value
Class A
Sales	28,763,582	$295,285,862	209,584,056	$2,089,891,632
Reinvestments	1,758,667	18,043,923	0	0
Redemptions	(13,655,367)	(137,442,842)	(7,825,672)	(78,089,380)

Net increase	16,866,882	$175,886,943	201,758,384	$2,011,802,252

Class B
Sales	28,095	$285,425	10,615	$105,867
Reinvestments	251	2,578	0	0
Redemptions	(1,513)	(15,435)	(182)	(1,802)

Net increase	26,833	$272,568	10,433	$104,065

Increase derived from capital shares transactions		$176,159,511		$2,011,906,317

(a)	Commencement of operations was May 1, 2015.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2016 (Unaudited)		Period Ended December 31,
			2015(a)
Net Asset Value, Beginning of Period	$9.95		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08		0.08
Net realized and unrealized gain (loss) on investments	0.37		(0.13)

Total from investment operations	0.45		(0.05)

Less Distributions
Distributions from net investment income	(0.08)		0.00

Total distributions	(0.08)		0.00

Net Asset Value, End of Period	$10.32		$9.95

Total Return (%) (c)	4.56	(d)	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.58	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	(e)	0.45	(e)
Ratio of net investment income to average net assets (%)	1.58	(e)	1.13	(e)
Portfolio turnover rate (%)	147	(d) (g)	325	(d) (g)
Net assets, end of period (in millions)	$2,256.7		$2,007.7

	Class B
	Six Months Ended June 30, 2016 (Unaudited)		Period Ended December 31,
			2015(a)
Net Asset Value, Beginning of Period	$9.95		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.07		0.07
Net realized and unrealized gain (loss) on investments	0.38		(0.12)

Total from investment operations	0.45		(0.05)

Less Distributions
Distributions from net investment income	(0.08)		0.00

Total distributions	(0.08)		0.00

Net Asset Value, End of Period	$10.32		$9.95

Total Return (%) (c)	4.54	(d)	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.69	(e)	0.70	(e)
Ratio of net investment income to average net assets (%)	1.37	(e)	1.00	(e)
Portfolio turnover rate (%)	147	(d) (g)	325	(d) (g)
Net assets, end of period (in millions)	$0.4		$0.1

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 98% and 205% for the six months ended June 30, 2016 and the period ended December 31, 2015, respectively.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2016 (Unaudited)

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., currently offers forty-five series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”) (commenced operations on May 1, 2015), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2016 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies and Topic 820- Fair Value Measurement. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board of Trustees of the Trust (the “Board” or “Trustees”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including swaptions, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and asked prices or prices provided by pricing service providers who use a series of techniques, including simulation

MIST-16

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its

MIST-17

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Treasury and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s

MIST-18

Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Securities Lending Authorization Agreement with the custodian as the lending agent. Under this agreement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2016 is reflected as Securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2016 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2016.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower.

The following table provides a breakdown of the collateral received and the remaining contractual maturities for securities lending transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2016
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(20,505,126)	$—	$—	$—	$(20,505,126)
U.S. Treasury	(133,644,823)	—	—	—	(133,644,823)
U.S. Treasury & Government Agencies	(38,148,089)	—	—	—	(38,148,089)
Total	$(192,298,038)	$—	$—	$—	$(192,298,038)
Total Borrowings	$(192,298,038)	$—	$—	$—	$(192,298,038)
Gross amount of recognized liabilities for securities lending transactions					$(192,298,038)

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Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2016 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$1,978,069

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2016:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$1,324,381

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$2,138,501

For the six months ended June 30, 2016, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$115,883,333

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (“market risk”) or failure of the other party to a transaction to perform (“credit and counterparty risk”).

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

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Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2016 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,766,343,023	$239,851,125	$2,741,116,874	$170,830,475

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2016 were as follows:

Purchases	Sales
$1,161,807,630	$1,131,512,463

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - MetLife Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2016 were $5,540,890.

MetLife Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

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Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, MetLife Advisers has agreed, for the period May 1, 2016 to April 30, 2017, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from May 1, 2015 through April 30, 2016. Amounts waived for the six months ended June 30, 2016 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such separation. It is anticipated that MetLife Advisers would be included in any such separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation had yet to be determined, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on MetLife Advisers. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. Depending on the form a separation takes, MetLife Advisers’ continued service as investment adviser to the Trusts could be subject to the satisfaction of various conditions and approvals, which may include obtaining approvals from the Trusts’ Board and shareholders.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, LLC, an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2016 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Met Investors Series Trust

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2016—(Continued)

8. Income Tax Information

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$17,688,862	$—	$(21,656,461)	$(140,855)	$(4,108,454)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2015, the Portfolio had accumulated short-term capital losses of $140,855.

MIST-23

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date: September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date: September 1, 2016

By:	/s/ Peter H. Duffy
Peter H. Duffy
Chief Financial Officer and Treasurer

Date: September 1, 2016